                                                                     Exhibit 4.1

================================================================================

                        ASSET BACKED FUNDING CORPORATION,
                                    Depositor

              CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC,
                                     Seller

                            LITTON LOAN SERVICING LP,
                                    Servicer

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                                     Trustee

                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 1, 2006

                                 2006-CB6 Trust

         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.  Defined Terms.............................................     10
Section 1.02.  Accounting................................................     66

                                   ARTICLE II
         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans..............................     66
Section 2.02.  Acceptance by Trustee.....................................     69
Section 2.03.  Repurchase or Substitution of Mortgage Loans by the
               Seller....................................................     71
Section 2.04.  Representations and Warranties of the Seller with Respect
               to the Mortgage Loans.....................................     73
Section 2.05.  Representations, Warranties and Covenants of the
               Servicer..................................................     74
Section 2.06.  Representations and Warranties of the Depositor...........     76
Section 2.07.  Issuance of Certificates and the Uncertificated Regular
               Interests.................................................     78
Section 2.08.  Representations and Warranties of the Seller..............     79
Section 2.09.  Covenants of the Seller...................................     81

                                   ARTICLE III
                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

Section 3.01.  Servicer to Act as Servicer...............................     81
Section 3.02.  Collection of Mortgage Loan Payments......................     83
Section 3.03.  Realization Upon Defaulted Mortgage Loans.................     83
Section 3.04.  Collection Account, Distribution Account and Cap Carryover
               Reserve Account...........................................     85
Section 3.05.  Permitted Withdrawals From the Collection Account.........     87
Section 3.06.  Establishment of Escrow Account; Deposits in Escrow
               Account...................................................     88
Section 3.07.  Permitted Withdrawals From Escrow Account.................     89
Section 3.08.  Payment of Taxes, Insurance and Other Charges; Collections
               Thereunder................................................     89
Section 3.09.  Transfer of Accounts......................................     90
Section 3.10.  Maintenance of Hazard Insurance...........................     91
Section 3.11.  Maintenance of Mortgage Impairment Insurance Policy.......     91
Section 3.12.  Fidelity Bond, Errors and Omissions Insurance.............     92
Section 3.13.  Title, Management and Disposition of REO Property and
               Certain Delinquent Mortgage Loans.........................     92
Section 3.14.  Due-on-Sale Clauses; Assumption and Substitution
               Agreements................................................     94
Section 3.15.  Notification of Adjustments...............................     95
Section 3.16.  Optional Purchases and Sales of Mortgage Loans by
               Servicer..................................................     96
Section 3.17.  Trustee to Cooperate; Release of Files....................     96
Section 3.18.  Servicing Compensation....................................     97
Section 3.19.  Annual Statement as to Compliance.........................     98

Section 3.20.  Assessment of Compliance with Servicing Criteria;
               Independent Public Accountants' Attestation...............     98
Section 3.21.  Access to Certain Documentation and Information Regarding
               the Mortgage Loans........................................    100
Section 3.22.  Reserved..................................................    100
Section 3.23.  Obligations of the Servicer in Respect of Compensating
               Interest..................................................    100
Section 3.24.  Obligations of the Servicer in Respect of Mortgage
               Interest Rates and Monthly Payments.......................    100
Section 3.25.  Investment of Funds in the Collection Account and the
               Distribution Account......................................    101
Section 3.26.  Liability of Servicer; Indemnification....................    102
Section 3.27.  Reports of Foreclosure and Abandonment of Mortgaged
               Properties................................................    103
Section 3.28.  Protection of Assets......................................    103
Section 3.29.  Periodic Filings..........................................    103
Section 3.30.  Subservicing Agreements between the Servicer and
               Subservicers..............................................    106
Section 3.31.  Successor Subservicers....................................    109
Section 3.32.  No Contractual Relationship between Subservicers and the
               Trustee...................................................    109
Section 3.33.  Assumption or Termination of Subservicing Agreements by
               Trustee...................................................    109
Section 3.34.  Subservicing Accounts.....................................    110

                                   ARTICLE IV
                                  FLOW OF FUNDS

Section 4.01.  Interest Distributions....................................    110
Section 4.02.  Distributions of Principal and Monthly Excess Cashflow
               Amounts...................................................    112
Section 4.03.  Allocation of Losses......................................    118
Section 4.04.  Method of Distribution....................................    119
Section 4.05.  Distributions on Book-Entry Certificates..................    119
Section 4.06.  Statements................................................    120
Section 4.07.  Remittance Reports; Advances..............................    123
Section 4.08.  REMIC 1 Distributions.....................................    125
Section 4.09.  Supplemental Interest Trust...............................    130

                                    ARTICLE V
                                THE CERTIFICATES

Section 5.01.  The Certificates..........................................    133
Section 5.02.  Registration of Transfer and Exchange of Certificates.....    134
Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.........    139
Section 5.04.  Persons Deemed Owners.....................................    139
Section 5.05.  Appointment of Paying Agent...............................    140

                                   ARTICLE VI
                   THE SELLER, THE SERVICER AND THE DEPOSITOR

Section 6.01.  Liability of the Seller, the Servicer and the Depositor...    140
Section 6.02.  Merger or Consolidation of, or Assumption of the
               Obligations of, the Seller, the Servicer or the
               Depositor.................................................    140
Section 6.03.  Limitation on Liability of the Servicer and Others........    141
Section 6.04.  Servicer Not to Resign....................................    141

Section 6.05.  Advance Facility..........................................    142

                                   ARTICLE VII
                                     DEFAULT

Section 7.01.  Servicer Events of Termination............................    145
Section 7.02.  Trustee to Act; Appointment of Successor..................    147
Section 7.03.  Waiver of Defaults........................................    148
Section 7.04.  Notification to Certificateholders........................    148
Section 7.05.  Survivability of Servicer Liabilities.....................    148

                                  ARTICLE VIII
                                   THE TRUSTEE

Section 8.01.  Duties of Trustee.........................................    149
Section 8.02.  Certain Matters Affecting the Trustee.....................    150
Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.....    152
Section 8.04.  Trustee May Own Certificates..............................    152
Section 8.05.  Seller to Pay Trustee Fees and Expenses...................    152
Section 8.06.  Eligibility Requirements for Trustee......................    153
Section 8.07.  Resignation or Removal of Trustee.........................    154
Section 8.08.  Successor Trustee.........................................    154
Section 8.09.  Merger or Consolidation of Trustee........................    155
Section 8.10.  Appointment of Co-Trustee or Separate Trustee.............    155
Section 8.11.  Limitation of Liability...................................    156
Section 8.12.  Trustee May Enforce Claims Without Possession of
               Certificates..............................................    156
Section 8.13.  Suits for Enforcement.....................................    157
Section 8.14.  Waiver of Bond Requirement................................    157
Section 8.15.  Waiver of Inventory, Accounting and Appraisal
               Requirement...............................................    157
Section 8.16.  Compliance with National Housing Act of 1934..............    157

                                   ARTICLE IX
                              REMIC ADMINISTRATION

Section 9.01.  REMIC Administration......................................    158
Section 9.02.  Prohibited Transactions and Activities....................    159
Section 9.03.  Indemnification with Respect to Certain Taxes and Loss of
               REMIC Status..............................................    160
Section 9.04.  REO Property..............................................    160

                                    ARTICLE X
                                   TERMINATION

Section 10.01. Termination...............................................    161
Section 10.02. Additional Termination Requirements.......................    163

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.................................................    164
Section 11.02. Recordation of Agreement; Counterparts....................    165

Section 11.03. Limitation on Rights of Certificateholders................    165
Section 11.04. Governing Law; Jurisdiction...............................    166
Section 11.05. Notices...................................................    166
Section 11.06. Severability of Provisions................................    167
Section 11.07. Article and Section References............................    167
Section 11.08. Notice to the Rating Agencies.............................    167
Section 11.09. Further Assurances........................................    168
Section 11.10. Benefits of Agreement.....................................    168
Section 11.11. Acts of Certificateholders................................    168
Section 11.12. Regulation AB Compliance; Intent of the Parties;
               Reasonableness............................................    169

                                    EXHIBITS:

Exhibit A-1    Form of Class A-I Certificates
Exhibit A-2    Form of Class A-II-1 Certificates
Exhibit A-3    Form of Class A-II-2 Certificates
Exhibit A-4    Form of Class A-II-3 Certificates
Exhibit A-5    Form of Class A-II-4 Certificates
Exhibit B-1    Form of Class M-1 Certificates
Exhibit B-2    Form of Class M-2 Certificates
Exhibit B-3    Form of Class M-3 Certificates
Exhibit B-4    Form of Class M-4 Certificates
Exhibit B-5    Form of Class M-5 Certificates
Exhibit B-6    Form of Class M-6 Certificates
Exhibit B-7    Form of Class M-7 Certificates
Exhibit B-8    Form of Class M-8 Certificates
Exhibit B-9    Form of Class B-1 Certificates
Exhibit B-10   Form of Class B-2 Certificates
Exhibit B-11   Form of Class B-3 Certificates
Exhibit C-1    Form of Class CE Certificates
Exhibit C-2    Form of Class P Certificates
Exhibit C-3    Form of Class R Certificate
Exhibit C-4    Form of Class R-X Certificate
Exhibit D-1    Group I Mortgage Loan Schedule
Exhibit D-2    Group II Mortgage Loan Schedule
Exhibit E      Form of Request for Release of Documents
Exhibit F-1    Form of Initial Certification
Exhibit F-2    Form of Final Certification
Exhibit F-3    Form of Receipt of Mortgage Note
Exhibit G      Mortgage Loan Purchase Agreement
Exhibit H      Form of Lost Note Affidavit
Exhibit I      Form of ERISA Representation
Exhibit J-1    Form of Investment Letter [Non-Rule 144A]
Exhibit J-2    Form of Rule 144A Investment Letter
Exhibit K      Form of Residual Certificate Transfer Affidavit
Exhibit L      Form of Transferor Certificate
Exhibit M      Form of Officer's Certificate with Respect to Prepayments
Exhibit N      Form of Notice of Prepayment Penalty Inconsistency
Exhibit O-1    Cap Agreement
Exhibit O-2    Swap Agreement
Exhibit P-1    Form of  Sarbanes Certification
Exhibit P-2    Form of Certification to be Provided by Trustee
Exhibit Q      Schedule of Mortgage Loans without Title Policies
Exhibit R      Form of Power of Attorney
Exhibit S      Servicing Criteria
Exhibit T-1    Form 8-K Disclosure
Exhibit T-2    Form 10-D Disclosure
Exhibit T-3    Form 10-K Disclosure

     This Pooling and Servicing Agreement is dated as of July 1, 2006 (the "Agreement"), among ASSET BACKED FUNDING CORPORATION, as depositor (the "Depositor"), CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC, as seller (the "Seller"), LITTON LOAN SERVICING LP, as servicer (the "Servicer"), and U.S. BANK NATIONAL ASSOCIATION, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

     The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of twenty Classes of Certificates, designated as (i) the Class A-I, Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates, (ii) the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, (iii) the Class B-1, Class B-2 and Class B-3 Certificates, (iv) the Class P Certificates,
(v) the Class CE Certificates and (vi) the Class R and Class R-X Certificates.

     The descriptions of each REMIC that follow are part of the Preliminary Statement. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of
Section 11.01 hereof in a manner that preserves the validity of such REMIC elections described below.

                                     REMIC 1

     As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the Swap Agreement, the Cap Agreement, the Swap Account, the Cap Carryover Reserve Account and any Cap Carryover Amounts) as a real estate investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1." The Class R-1 Interest will represent the sole class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Uncertificated REMIC 1 Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 1 Regular Interests. None of the REMIC 1 Regular Interests will be certificated.

                  Initial Uncertificated      Uncertificated REMIC 1    Latest Possible
Designation   Principal or Notional Balance      Pass-Through Rate     Maturity Date(1)
-----------   -----------------------------   ----------------------   ----------------
      I               $61,927,464.00              Variable (2)           July 25, 2051
    I-1-A             $ 6,491,418.00              Variable (2)           July 25, 2051
    I-1-B             $ 6,491,418.00              Variable (2)           July 25, 2051
    I-2-A             $ 7,685,587.00              Variable (2)           July 25, 2051
    I-2-B             $ 7,685,587.00              Variable (2)           July 25, 2051
    I-3-A             $ 8,794,584.00              Variable (2)           July 25, 2051

                  Initial Uncertificated      Uncertificated REMIC 1    Latest Possible
Designation   Principal or Notional Balance      Pass-Through Rate     Maturity Date(1)
-----------   -----------------------------   ----------------------   ----------------
    I-3-B            $ 8,794,584.00              Variable (2)           July 25, 2051
    I-4-A            $ 9,888,379.00              Variable (2)           July 25, 2051
    I-4-B            $ 9,888,379.00              Variable (2)           July 25, 2051
    I-5-A            $10,948,359.00              Variable (2)           July 25, 2051
    I-5-B            $10,948,359.00              Variable (2)           July 25, 2051
    I-6-A            $11,948,448.00              Variable (2)           July 25, 2051
    I-6-B            $11,948,448.00              Variable (2)           July 25, 2051
    I-7-A            $12,725,747.00              Variable (2)           July 25, 2051
    I-7-B            $12,725,747.00              Variable (2)           July 25, 2051
    I-8-A            $13,369,020.00              Variable (2)           July 25, 2051
    I-8-B            $13,369,020.00              Variable (2)           July 25, 2051
    I-9-A            $13,598,621.00              Variable (2)           July 25, 2051
    I-9-B            $13,598,621.00              Variable (2)           July 25, 2051
   I-10-A            $13,177,902.00              Variable (2)           July 25, 2051
   I-10-B            $13,177,902.00              Variable (2)           July 25, 2051
   I-11-A            $12,961,731.00              Variable (2)           July 25, 2051
   I-11-B            $12,961,731.00              Variable (2)           July 25, 2051
   I-12-A            $12,345,560.00              Variable (2)           July 25, 2051
   I-12-B            $12,345,560.00              Variable (2)           July 25, 2051
   I-13-A            $12,161,215.00              Variable (2)           July 25, 2051
   I-13-B            $12,161,215.00              Variable (2)           July 25, 2051
   I-14-A            $11,538,016.00              Variable (2)           July 25, 2051
   I-14-B            $11,538,016.00              Variable (2)           July 25, 2051
   I-15-A            $10,951,110.00              Variable (2)           July 25, 2051
   I-15-B            $10,951,110.00              Variable (2)           July 25, 2051
   I-16-A            $10,304,241.00              Variable (2)           July 25, 2051
   I-16-B            $10,304,241.00              Variable (2)           July 25, 2051
   I-17-A            $ 9,797,037.00              Variable (2)           July 25, 2051
   I-17-B            $ 9,797,037.00              Variable (2)           July 25, 2051
   I-18-A            $ 9,141,833.00              Variable (2)           July 25, 2051
   I-18-B            $ 9,141,833.00              Variable (2)           July 25, 2051
   I-19-A            $11,001,747.00              Variable (2)           July 25, 2051
   I-19-B            $11,001,747.00              Variable (2)           July 25, 2051
   I-20-A            $13,989,798.00              Variable (2)           July 25, 2051
   I-20-B            $13,989,798.00              Variable (2)           July 25, 2051
   I-21-A            $43,967,334.00              Variable (2)           July 25, 2051

                  Initial Uncertificated      Uncertificated REMIC 1    Latest Possible
Designation   Principal or Notional Balance      Pass-Through Rate     Maturity Date(1)
-----------   -----------------------------   ----------------------   ----------------
   I-21-B             $43,967,334.00               Variable (2)          July 25, 2051
   I-22-A             $ 6,001,828.00               Variable (2)          July 25, 2051
   I-22-B             $ 6,001,828.00               Variable (2)          July 25, 2051
   I-23-A             $ 8,067,444.00               Variable (2)          July 25, 2051
   I-23-B             $ 8,067,444.00               Variable (2)          July 25, 2051
   I-24-A             $ 4,427,484.00               Variable (2)          July 25, 2051
   I-24-B             $ 4,427,484.00               Variable (2)          July 25, 2051
   I-25-A             $ 3,832,369.00               Variable (2)          July 25, 2051
   I-25-B             $ 3,832,369.00               Variable (2)          July 25, 2051
   I-26-A             $ 3,467,486.00               Variable (2)          July 25, 2051
   I-26-B             $ 3,467,486.00               Variable (2)          July 25, 2051
   I-27-A             $ 2,893,926.00               Variable (2)          July 25, 2051
   I-27-B             $ 2,893,926.00               Variable (2)          July 25, 2051
   I-28-A             $ 2,759,788.00               Variable (2)          July 25, 2051
   I-28-B             $ 2,759,788.00               Variable (2)          July 25, 2051
   I-29-A             $ 3,524,616.00               Variable (2)          July 25, 2051
   I-29-B             $ 3,524,616.00               Variable (2)          July 25, 2051
   I-30-A             $ 2,456,733.00               Variable (2)          July 25, 2051
   I-30-B             $ 2,456,733.00               Variable (2)          July 25, 2051
   I-31-A             $ 2,659,266.00               Variable (2)          July 25, 2051
   I-31-B             $ 2,659,266.00               Variable (2)          July 25, 2051
   I-32-A             $ 4,144,864.00               Variable (2)          July 25, 2051
   I-32-B             $ 4,144,864.00               Variable (2)          July 25, 2051
   I-33-A             $ 6,139,297.00               Variable (2)          July 25, 2051
   I-33-B             $ 6,139,297.00               Variable (2)          July 25, 2051
   I-34-A             $ 2,951,419.00               Variable (2)          July 25, 2051
   I-34-B             $ 2,951,419.00               Variable (2)          July 25, 2051
   I-35-A             $ 5,612,911.00               Variable (2)          July 25, 2051
   I-35-B             $ 5,612,911.00               Variable (2)          July 25, 2051
   I-36-A             $ 1,208,288.00               Variable (2)          July 25, 2051
   I-36-B             $ 1,208,288.00               Variable (2)          July 25, 2051
   I-37-A             $ 1,164,772.00               Variable (2)          July 25, 2051
   I-37-B             $ 1,164,772.00               Variable (2)          July 25, 2051
   I-38-A             $ 1,122,839.00               Variable (2)          July 25, 2051
   I-38-B             $ 1,122,839.00               Variable (2)          July 25, 2051
   I-39-A             $ 1,082,430.00               Variable (2)          July 25, 2051

                  Initial Uncertificated      Uncertificated REMIC 1    Latest Possible
Designation   Principal or Notional Balance      Pass-Through Rate     Maturity Date(1)
-----------   -----------------------------   ----------------------   ----------------
   I-39-B             $ 1,082,430.00               Variable (2)          July 25, 2051
   I-40-A             $ 1,043,489.00               Variable (2)          July 25, 2051
   I-40-B             $ 1,043,489.00               Variable (2)          July 25, 2051
   I-41-A             $ 1,005,961.00               Variable (2)          July 25, 2051
   I-41-B             $ 1,005,961.00               Variable (2)          July 25, 2051
   I-42-A             $   969,795.00               Variable (2)          July 25, 2051
   I-42-B             $   969,795.00               Variable (2)          July 25, 2051
   I-43-A             $   934,940.00               Variable (2)          July 25, 2051
   I-43-B             $   934,940.00               Variable (2)          July 25, 2051
   I-44-A             $   901,346.00               Variable (2)          July 25, 2051
   I-44-B             $   901,346.00               Variable (2)          July 25, 2051
   I-45-A             $   868,970.00               Variable (2)          July 25, 2051
   I-45-B             $   868,970.00               Variable (2)          July 25, 2051
   I-46-A             $   837,765.00               Variable (2)          July 25, 2051
   I-46-B             $   837,765.00               Variable (2)          July 25, 2051
   I-47-A             $22,525,296.00               Variable (2)          July 25, 2051
   I-47-B             $22,525,296.00               Variable (2)          July 25, 2051

----------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 1 Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC 1 Pass-Through Rate" herein.

                                     REMIC 2

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 2." REMIC 2 will issue as regular interests (i) the Classes of Certificates (exclusive of the rights of such Classes of Certificates to receive Cap Carryover Amounts and the obligation to make payments to the Supplemental Interest Trust) indicated as issued by REMIC 3 in the table at the end of the Preliminary Statement and (ii) the REMIC 3 Class B-1 Interest, the REMIC 3 Class B-2 Interest, the REMIC 3 Class B-3 Interest, the REMIC 3 Class CE Interest and the REMIC 3 Class P Interest.

                                                      Initial
              Uncertificated REMIC 1 Pass-   Uncertificated Principal    Latest Possible
Designation          Through Rate(1)                 Balance            Maturity Date(1)
-----------   ----------------------------   ------------------------   ----------------
LT2AA                  Variable (2)               $765,099,096.44         July 25, 2051
LT2AI                  Variable (2)               $    500,000.00         July 25, 2051
LT2AII1                Variable (2)               $  3,112,400.00         July 25, 2051
LT2AII2                Variable (2)               $    708,050.00         July 25, 2051
LT2AII3                Variable (2)               $  1,386,840.00         July 25, 2051
LT2AII4                Variable (2)               $    421,310.00         July 25, 2051
LT2M1                  Variable (2)               $    257,640.00         July 25, 2051
LT2M2                  Variable (2)               $    308,380.00         July 25, 2051
LT2M3                  Variable (2)               $    121,010.00         July 25, 2051
LT2M4                  Variable (2)               $    128,820.00         July 25, 2051
LT2M5                  Variable (2)               $    121,010.00         July 25, 2051
LT2M6                  Variable (2)               $    105,400.00         July 25, 2051
LT2M7                  Variable (2)               $    101,490.00         July 25, 2051
LT2M8                  Variable (2)               $     66,360.00         July 25, 2051
LT2B1                  Variable (2)               $    105,400.00         July 25, 2051
LT2B2                  Variable (2)               $    140,530.00         July 25, 2051
LT2B3                  Variable (2)               $     62,460.00         July 25, 2051
LT2ZZ                  Variable (2)               $  7,967,167.27         July 25, 2051
LT2IO                  Variable (2)                     (3)               July 25, 2051
LT2P                      N/A                     $        100.00         July 25, 2051

----------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 2 Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC 2 Pass-Through Rate" herein.

(3) The LT2IO Interest will not have a principal balance but will instead accrue interest on the basis of its Uncertificated Notional Balance.

                                     REMIC 3

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 2 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 3." The Class R-3 Interest represents the sole class of "residual interests" in REMIC 3 for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and Original Class Certificate Principal Balance for each Class of REMIC 3 Regular Interests comprising the "regular interests" in REMIC 3 for purposes of the REMIC Provisions:

                           Original Class Certificate
                              Principal Balance or      Pass-Through    Latest Possible
REMIC 3 Regular Interest         Notional Amount            Rate       Maturity Date(1)
------------------------   --------------------------   ------------   ----------------
A-I                              $ 50,000,000.00             (2)         July 25, 2051
A-II-1                           $311,240,000.00             (3)         July 25, 2051
A-II-2                           $ 70,805,000.00             (4)         July 25, 2051
A-II-3                           $ 138,84,000.00             (5)         July 25, 2051
A-II-4                           $ 42,131,000.00             (6)         July 25, 2051
M-1                              $ 25,764,000.00             (7)         July 25, 2051
M-2                              $ 30,838,000.00             (8)         July 25, 2051
M-3                              $ 12,101,000.00             (9)         July 25, 2051
M-4                              $ 12,882,000.00            (10)         July 25, 2051
M-5                              $ 12,101,000.00            (11)         July 25, 2051
M-6                              $ 10,540,000.00            (12)         July 25, 2051
M-7                              $ 10,149,000.00            (13)         July 25, 2051
M-8                              $  6,636,000.00            (14)         July 25, 2051
B-1                              $ 10,540,000.00            (15)         July 25, 2051
B-2                              $ 14,053,000.00            (16)         July 25, 2051
B-3                              $  6,246,000.00            (17)         July 25, 2051
CE                                      (18)                (18)         July 25, 2051
P(19)                            $   100.00(19)              N/A         July 25, 2051
SWAP-IO                                 (20)                (20)         July 25, 2051

----------
(1) Solely for purposes of Treasury Regulations Section 1.860G-1(a)(4)(iii), the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of REMIC 3 Regular Interests.

(2) Interest will accrue on the Class A-I Regular Interest at a rate equal to the lesser of: (i) the Class A-I Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(3) Interest will accrue on the Class A-II-1 Regular Interest at a rate equal to the lesser of: (i) the Class A-II-1 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(4) Interest will accrue on the Class A-II-2 Regular Interest at a rate equal to the lesser of: (i) the Class A-II-2 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(5) Interest will accrue on the Class A-II-3 Regular Interest at a rate equal to the lesser of: (i) the Class A-II-3 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(6) Interest will accrue on the Class A-II-4 Regular Interest at a rate equal to the lesser of: (i) the Class A-II-4 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(7) Interest will accrue on the Class M-1 Regular Interest at a rate equal to the lesser of: (i) the Class M-1 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(8) Interest will accrue on the Class M-2 Regular Interest at a rate equal to the lesser of: (i) the Class M-2 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(9) Interest will accrue on the Class M-3 Regular Interest at a rate equal to the lesser of: (i) the Class M-3 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(10) Interest will accrue on the Class M-4 Regular Interest at a rate equal to the lesser of: (i) the Class M-4 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(11) Interest will accrue on the Class M-5 Regular Interest at a rate equal to the lesser of: (i) the Class M-5 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(12) Interest will accrue on the Class M-6 Regular Interest at a rate equal to the lesser of: (i) the Class M-6 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(13) Interest will accrue on the Class M-7 Regular Interest at a rate equal to the lesser of: (i) the Class M-7 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(14) Interest will accrue on the Class M-8 Regular Interest at a rate equal to the lesser of: (i) the Class M-8 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(15) Interest will accrue on the Class B-1 Regular Interest at a rate equal to the lesser of: (i) the Class B-1 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(16) Interest will accrue on the Class B-2 Regular Interest at a rate equal to the lesser of: (i) the Class B-2 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(17) Interest will accrue on the Class B-3 Regular Interest at a rate equal to the lesser of: (i) the Class B-3 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(18) Solely for REMIC purposes, the Class CE Regular Interest will (i) have an Original Class Certificate Principal Balance equal to the Initial Overcollateralization Amount and (ii) will bear interest at its Pass-Through Rate based on its Notional Amount.

(19) The Class P REMIC 3 Regular Interests will not bear interest.

(20) The Class SWAP-IO Interest will not have a principal balance but will accrue interest on the basis of its Uncertificated Notional Balance.

                                     REMIC A

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 3 Class CE Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC A." The REMIC A Class CE Interest represents the sole class of regular interests and the Class R-A Interest represents the sole class of "residual interests" in REMIC A for purposes of the REMIC Provisions. The REMIC A Class CE Interest shall have a principal balance equal to the REMIC 3 Class CE Interest and shall bear interest at the same rate as the REMIC 3 Class CE Interest.

                                     REMIC B

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 3 Class P Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC B." The REMIC B Class P Interest represents the sole class of regular interests and the Class R-B Interest represents the sole class of "residual interests" in REMIC B for purposes of the REMIC Provisions. The REMIC B Class P Interest shall have a principal balance equal to the REMIC 3 Class P Interest and shall bear interest at the same rate as the REMIC 3 Class P Interest.

                                     REMIC C

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 3 Class B-1 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC C." The Class B-1 Certificates (exclusive of the right to Cap Carryover Amounts) represent the sole class of "regular interests" and the Class R-C Interest represents the sole class of "residual interests" in REMIC C for purposes of the REMIC Provisions. The Class B-1 Certificates shall have a principal balance equal to the REMIC 3 Class B-1 Interest and shall bear interest at the same rate as the REMIC 3 Class B-1 Interest.

                                     REMIC D

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 3 Class B-2 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC D." The Class B-2 Certificates (exclusive of the right to Cap Carryover Amounts) represent the sole class of "regular interests" and the Class R-D Interest represents the sole class of "residual interests" in REMIC D for purposes of the REMIC Provisions. The Class B-2 Certificates shall have a principal balance equal to the REMIC 3 Class B-2 Interest and shall bear interest at the same rate as the REMIC 3 Class B-2 Interest.

                                     REMIC E

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 3 Class B-3 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC E." The Class B-3 Certificates (exclusive of the right to Cap Carryover Amounts) represent the sole class of "regular interests" and the Class R-E Interest represents the sole class of "residual interests" in REMIC E for purposes of the REMIC Provisions. The Class B-3 Certificates shall have a principal balance equal to the REMIC 3 Class B-3 Interest and shall bear interest at the same rate as the REMIC 3 Class B-3 Interest.

     Solely for purposes of Treasury Regulations Section 1.860G-1(a)(4)(iii), the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates that represents one or more of the "regular interests" in REMIC 3, REMIC A, REMIC B, REMIC C, REMIC D or REMIC E.

     The following table sets forth (or describes) the Class designation, Certificate Interest Rate and the Original Class Certificate Principal Balance for each Class of Certificates comprising the interests in the Trust Fund created hereunder:

                                Original Class Certificate    Certificate
                              Principal Balance or Notional     Interest     Assumed Final
 Class      Issuing REMIC                 Amount                  Rate      Maturity Dates
-------   -----------------   -----------------------------   -----------   --------------
A-I               3                  $ 50,000,000.00               (1)       July 25, 2036
A-II-1            3                  $311,240,000.00               (2)       July 25, 2036
A-II-2            3                  $ 70,805,000.00               (3)       July 25, 2036
A-II-3            3                  $ 138,84,000.00               (4)       July 25, 2036
A-II-4            3                  $ 42,131,000.00               (5)       July 25, 2036
M-1               3                  $ 25,764,000.00               (6)       July 25, 2036
M-2               3                  $ 30,838,000.00               (7)       July 25, 2036
M-3               3                  $ 12,101,000.00               (8)       July 25, 2036
M-4               3                  $ 12,882,000.00               (9)       July 25, 2036
M-5               3                  $ 12,101,000.00              (10)       July 25, 2036
M-6               3                  $ 10,540,000.00              (11)       July 25, 2036
M-7               3                  $ 10,149,000.00              (12)       July 25, 2036
M-8               3                  $  6,636,000.00              (13)       July 25, 2036
B-1(18)           3                  $ 10,540,000.00              (14)       July 25, 2036
B-2(19)           3                  $ 14,053,000.00              (15)       July 25, 2036
B-3(20)           3                  $  6,246,000.00              (16)       July 25, 2036
CE(21)            3                          (17)                 (17)            N/A
P(22)             3                  $    100.00(22)              N/A             N/A

                                Original Class Certificate    Certificate
                              Principal Balance or Notional     Interest     Assumed Final
 Class      Issuing REMIC                 Amount                  Rate      Maturity Dates
-------   -----------------   -----------------------------   -----------   --------------
R              1, 2, 3(23)                 N/A                    N/A             N/A
R-X       A, B, C, D, E(24)                N/A                    N/A             N/A
                                   ---------------
Total                              $762,910,100.00(25)
                                   ===============

----------
(1) Interest will accrue on the Class A-I Certificates at a rate equal to the lesser of: (i) the Class A-I Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(2) Interest will accrue on the Class A-II-1 Certificates at a rate equal to the lesser of: (i) the Class A-II-1 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(3) Interest will accrue on the Class A-II-2 Certificates at a rate equal to the lesser of: (i) the Class A-II-2 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(4) Interest will accrue on the Class A-II-3 Certificates at a rate equal to the lesser of: (i) the Class A-II-3 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(5) Interest will accrue on the Class A-II-4 Certificates at a rate equal to the lesser of: (i) the Class A-II-4 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(6) Interest will accrue on the Class M-1 Certificates at a rate equal to the lesser of: (i) the Class M-1 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(7) Interest will accrue on the Class M-2 Certificates at a rate equal to the lesser of: (i) the Class M-2 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(8) Interest will accrue on the Class M-3 Certificates at a rate equal to the lesser of: (i) the Class M-3 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(9) Interest will accrue on the Class M-4 Certificates at a rate equal to the lesser of: (i) the Class M-4 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(10) Interest will accrue on the Class M-5 Certificates at a rate equal to the lesser of: (i) the Class M-5 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(11) Interest will accrue on the Class M-6 Certificates at a rate equal to the lesser of: (i) the Class M-6 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(12) Interest will accrue on the Class M-7 Certificates at a rate equal to the lesser of: (i) the Class M-7 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(13) Interest will accrue on the Class M-8 Certificates at a rate equal to the lesser of: (i) the Class M-8 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(14) Interest will accrue on the Class B-1 Certificates at a rate equal to the lesser of: (i) the Class B-1 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(15) Interest will accrue on the Class B-2 Certificates at a rate equal to the lesser of: (i) the Class B-2 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(16) Interest will accrue on the Class B-3 Certificates at a rate equal to the lesser of: (i) the Class B-3 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

(17) Solely for REMIC purposes, the Class CE Certificates will (i) have an Original Class Certificate Principal Balance equal to the Initial Overcollateralization Amount and (ii) will bear interest on their Notional Amount.

(18) REMIC 3 will issue an Uncertificated Regular Interest economically equivalent to the Class B-1 Certificates. That Regular Interest will be an asset of REMIC C which will issue the Class B-1 Certificates as described under "REMIC C" in this Preliminary Statement.

(19) REMIC 3 will issue an Uncertificated Regular Interest economically equivalent to the Class B-2 Certificates. That Regular Interest will be an asset of REMIC D which will issue the Class B-2 Certificates as described under "REMIC D" in this Preliminary Statement.

(20) REMIC 3 will issue an Uncertificated Regular Interest economically equivalent to the Class B-3 Certificates. That Regular Interest will be an asset of REMIC E which will issue the Class B-3 Certificates as described under "REMIC E" in this Preliminary Statement.

(21) The Class CE Certificates represent the beneficial ownership of the Class CE Interest. REMIC 3 will issue the REMIC 3 Class CE Interest, which will be an asset of REMIC A. REMIC A will issue the REMIC A Class CE Interest. The REMIC 3 Class CE Interest and the REMIC A Class CE Interest will have a principal balance equal to the Class CE Uncertificated Principal Balance but will not bear interest on that balance. The REMIC 3 Class CE Interest and the REMIC A Class CE Interest will bear interest on the Notional Amount therefor at the Pass Through Rate therefor. The Class CE Certificates will represent the rights as indicated herein.

(22) The Class P Certificates represent the beneficial ownership of the Class P Interest. REMIC 3 will issue the REMIC 3 Class P Interest, which will be an asset of REMIC B. REMIC B will issue the Class P Certificate.

(23) The Class R Certificate will represent beneficial ownership of the Class R-1 Interest and the Class R-2 Interest.

(24) The Class R-X Certificate will represent beneficial ownership of the Class R-A Interest, the Class R-B Interest, the Class R-C Interest, the Class R-D Interest and the Class R-E Interest.

(25) Exclusive of the Class CE Notional Amount.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Defined Terms.

     Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, interest on the Floating Rate Certificates will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year. Interest on the Fixed-Rate Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     1933 Act: The Securities Act of 1933, as amended.

     60+ Day Delinquent Loan: Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

     Account: Any of the Collection Account, the Distribution Account, the Escrow Account, the Swap Account and the Cap Carryover Reserve Account.

     Accrued Certificate Interest: With respect to each Distribution Date and Class of Certificates, an amount equal to the interest accrued at the applicable rate set forth or described for such Class in the table in the Preliminary Statement during the related Interest Accrual Period on the Certificate Principal Balance of such Class of Certificates, reduced by such Class's Interest Percentage of Relief Act Interest Shortfalls for such Distribution Date.

     Adjustable-Rate Mortgage Loan: A Mortgage Loan which has a rate at which interest accrues that adjusts based on the applicable Index plus a related Gross Margin, as set forth and subject to the limitations in the related Mortgage Note.

     Adjustment Date: With respect to each Adjustable-Rate Mortgage Loan, each adjustment date, on which the Mortgage Interest Rate of an Adjustable-Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable-Rate Mortgage Loan is set forth in the applicable Mortgage Loan Schedule.

     Administrative Fee: The sum of (i) the Trustee Fee and (ii) the Servicing Fee.

     Administrative Fee Rate: The sum of (i) the Trustee Fee Rate and (ii) the Servicing Fee Rate.

     Advance: As to any Mortgage Loan or REO Property, any advance made by the Servicer in respect of any Distribution Date pursuant to Section 4.07.

     Advance Facility: As defined in Section 6.05(a) hereof.

     Advance Facility Notice: As defined in Section 6.05(b) hereof.

     Advance Financing Person: As defined in Section 6.05(a) hereof.

     Advance Reimbursement Amounts: As defined in Section 6.05(b) hereof.

     Adverse REMIC Event: As defined in Section 9.01(f) hereof.

     Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     Aggregate Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (i) the Principal Remittance Amount and (ii) the Overcollateralization Release Amount.

     Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

     Applicable Regulations: As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto, including with respect to each FHA Loan, the FHA Regulations and the related FHA Insurance Contract.

     Applied Realized Loss Amount: With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Certificate Principal Balances of the Certificates (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date and any increase of any Certificate Principal Balance as a result of Subsequent Recoveries) over (b) the Pool Balance as of the end of the related Collection Period, after giving effect to principal prepayments in the related Prepayment Period.

     Assignment: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the Mortgage.

     Assumed Final Maturity Date: As to each Class of Certificates, the date set forth as such in the Preliminary Statement.

     Balloon Mortgage Loan: A Mortgage Loan that provides for the payment of the unamortized principal balance of such Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding Monthly Payment.

     Balloon Payment: A payment of the unamortized principal balance of a Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding Monthly Payment.

     Bankruptcy Code: Title 11 of the United States Code, as amended.

     Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant," or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof). On the Closing Date, the Offered Certificates and the Class B Certificates shall be Book-Entry Certificates.

     Business Day: Any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Delaware, the State of New York, the State of Texas or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

     Cap Account: As defined in Section 4.09.

     Cap Agreement: The interest rate cap agreement, dated July 31, 2006, between the Cap Provider and the Supplemental Interest Trust Trustee, a copy of which is attached hereto as Exhibit O-1.

     Cap Carryover Amount: If on any Distribution Date the Accrued Certificate Interest for any Certificate is based on the Rate Cap, the excess of (i) the amount of interest such Certificate would have been entitled to receive on such Distribution Date if the related Certificate Interest Rate had not been limited by the Rate Cap, up to but not exceeding the related Maximum Rate Cap, over (ii) the amount of interest such Certificate received on such Distribution Date based on the Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then-applicable Certificate Interest Rate on such Certificate without regard to the Rate Cap but subject to the Maximum Rate Cap).

     Cap Carryover Reserve Account: The trust account created and maintained by the Trustee pursuant to Section 3.04(f) which shall be entitled "Cap Carryover Reserve Account, U.S. Bank National Association, as Trustee, in trust for registered Holders of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6" and which must be an Eligible Account. Amounts on deposit in the Cap Carryover Reserve Account shall not be invested. The Cap Carryover Reserve Account shall not be an asset of any REMIC formed under this Agreement.

     Cap Payment: With respect to the Cap Agreement and for any Distribution Date, the amount, if any, required to be paid by the Cap Provider on such Distribution Date under the Cap Agreement.

     Cap Provider: The Bank of New York.

     Certificate: Any Regular Certificate or Residual Certificate.

     Certificate Custodian: Initially, U.S. Bank National Association; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

     Certificate Interest Rate: As to any Class of Certificates other than the Class CE, Class P, Class R and Class R-X Certificates or the Class Swap-IO Interest and any Distribution Date, the lesser of (i) the Pass-Through Rate for such Class and (ii) the Rate Cap. With respect to the Class CE Certificates and Class SWAP-IO Interest and each Distribution Date, the related Pass-Through Rate. The Class P, Class R and Class R-X Certificates do not have a Certificate Interest Rate.

     Certificate Owner: With respect to each Book-Entry Certificate, any beneficial owner thereof.

     Certificate Principal Balance: With respect to any Class of Certificates (other than the Class CE or Residual Certificates or the Class Swap-IO Interest) and any Distribution Date, the Original Class Certificate Principal Balance (a) reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) Applied Realized Loss Amounts allocated thereto for previous Distribution Dates and (b) increased by any Subsequent Recoveries allocated to such Class for previous Distribution Dates. Other than as described below, the Class CE and Residual Certificates do not have a Certificate Principal Balance. With respect to any Certificate (other than a Class CE or Residual Certificate or the Class Swap-IO Interest) of a Class and any Distribution Date, the portion of the Certificate Principal Balance of such Class represented by such Certificate equal to the product of the Percentage Interest evidenced by such Certificate and the Certificate Principal Balance of such Class. With respect to any Class of REMIC 3 Regular Interests (other than the Class SWAP-IO Interest) and any Distribution Date, the Certificate Principal Balances of the corresponding Class of Certificates.

     Certificate Register and Certificate Registrar: The register maintained and registrar appointed pursuant to Section 5.02 hereof.

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or Disqualified Non-U.S. Person shall not be a Holder of a Residual Certificate for any purpose hereof.

     Class: Collectively, Certificates or REMIC Regular Interests which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

     Class A-I Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.080% per annum, and (ii) following the Optional Termination Date, 0.160% per annum.

     Class A-I Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class A-I Certificate Margin.

     Class A-II-1 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.040% per annum, and (ii) following the Optional Termination Date, 0.080% per annum.

     Class A-II-1 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class A-II-1 Certificate Margin.

     Class A-II-2 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.090% per annum, and (ii) following the Optional Termination Date, 0.180% per annum.

     Class A-II-2 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class A-II-2 Certificate Margin.

     Class A-II-3 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.150% per annum, and (ii) following the Optional Termination Date, 0.300% per annum.

     Class A-II-3 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class A-II-3 Certificate Margin.

     Class A-II-4 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.250% per annum, and (ii) following the Optional Termination Date, 0.500% per annum.

     Class A-II-4 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class A-II-4 Certificate Margin.

     Class A Certificate: Any one of the Certificates with an "A" designated on the face thereof substantially in the form annexed hereto as Exhibits A-1, A-2, A-3, A-4 and A-5 executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein. Each Class A Certificate will represent (i) the corresponding REMIC 3 Regular Interest for purposes of the REMIC Provisions, (ii) the right to receive the Cap Carryover Amounts and (iii) the obligation to pay the Class SWAP-IO Distribution Amount.

     Class A Certificateholders: Collectively, the Holders of the Class A Certificates.

     Class B Certificate: Any one of the Certificates with a "B" designated on the face thereof substantially in the form annexed hereto as Exhibits B-9, B-10 and B-11, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein. Each Class B Certificate will represent (i) the corresponding REMIC 3 Regular Interest for purposes of the REMIC Provisions,
(ii) the right to receive the Cap Carryover Amounts and (iii) the obligation to pay the Class SWAP-IO Distribution Amount.

     Class B Certificateholders: Collectively, the Holders of the Class B Certificates.

     Class B-1 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 1.500% per annum, and (ii) following the Optional Termination Date, 2.250% per annum.

     Class B-1 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class B-1 Certificate Margin.

     Class B-1 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates and the Class M Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 90.70% and
(ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Class B-1 Realized Loss Amortization Amount: As to the Class B-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B-1 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xxix) hereof, in each case for such Distribution Date.

     Class B-2 Pass-Through Rate: For each Distribution Date (i) on or prior to the Optional Termination Date, 7.000% per annum and (ii) following the Optional Termination Date, 7.500% per annum.

     Class B-2 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates, the Class M Certificates and the Class B-1 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B-1 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 94.30% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Class B-2 Realized Loss Amortization Amount: As to the Class B-2 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B-2 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xxxii) hereof, in each case for such Distribution Date.

     Class B-3 Pass-Through Rate: For each Distribution Date (i) on or prior to the Optional Termination Date, 7.000% per annum and (ii) following the Optional Termination Date, 7.500% per annum.

     Class B-3 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 95.90% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Class B-3 Realized Loss Amortization Amount: As to the Class B-3 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B-3 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xxxv) hereof, in each case for such Distribution Date.

     Class CE Certificate: Any one of the Certificates with a "CE" designated on the face thereof substantially in the form annexed hereto as Exhibit C-1, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein. The Class CE Certificates represent (i) the corresponding REMIC 3 Regular Interest for purposes of the REMIC Provisions,
(ii) the obligation to pay Cap Carryover Amounts and Swap Termination Payments and (iii) the right to receive and the obligation to pay the Class SWAP-IO Distribution Amount.

     Class CE Distributable Amount: With respect to any Distribution Date, the sum of (i) the interest accrued on such Class CE Certificate at its Pass-Through Rate calculated on its Notional Amount less the amount (without duplication) of Cap Carryover Amounts paid pursuant to Section 4.02(b)(xxxvii) and (ii) any remaining Aggregate Overcollateralization Release Amounts.

     Class CE Specified Notional Amount: As set forth on Exhibit C-1 hereto.

     Class CE Uncertificated Principal Balance: As of any date of determination, the Initial Overcollateralization Amount minus the sum of (i) any Realized Losses allocated thereto and (ii) any amounts distributed (or deemed distributed) to the Class CE Certificates with respect thereto.

     Class M Certificate: Any one of the Certificates with a "M" designated on the face thereof substantially in the form annexed hereto as Exhibits B-1, B-2, B-3, B-4, B-5, B-6, B-7 and B-8, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein. Each Class M Certificate will represent (i) the corresponding REMIC 3 Regular Interest for purposes of the REMIC Provisions, (ii) the right to receive the Cap Carryover Amounts and
(iii) the obligation to pay the Class SWAP-IO Distribution Amount.

     Class M Certificateholders: Collectively, the Holders of the Class M Certificates.

     Class M-1 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.260% per annum, and (ii) following the Optional Termination Date, 0.390% per annum.

     Class M-1 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class M-1 Certificate Margin.

     Class M-1 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 63.60% and
(ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Class M-1 Realized Loss Amortization Amount: As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-1 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (v) hereof, in each case for such Distribution Date.

     Class M-2 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.280% per annum, and (ii) following the Optional Termination Date, 0.420% per annum.

     Class M-2 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class M-2 Certificate Margin.

     Class M-2 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates and the Class M-1 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 71.50% and
(ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Class M-2 Realized Loss Amortization Amount: As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-2 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow

Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through
(viii) hereof, in each case for such Distribution Date.

     Class M-3 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.310% per annum, and (ii) following the Optional Termination Date, 0.465% per annum.

     Class M-3 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class M-3 Certificate Margin.

     Class M-3 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates and Class M-1 and Class M-2 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1 and Class M-2 Principal Distribution Amounts on such Distribution
Date) and (ii) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 74.60% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Class M-3 Realized Loss Amortization Amount: As to the Class M-3 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-3 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xi) hereof, in each case for such Distribution Date.

     Class M-4 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.340% per annum, and (ii) following the Optional Termination Date, 0.510% per annum.

     Class M-4 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class M-4 Certificate Margin.

     Class M-4 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates and the Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 77.90% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Class M-4 Realized Loss Amortization Amount: As to the Class M-4 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-4 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xiv) hereof, in each case for such Distribution Date.

     Class M-5 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.380% per annum, and (ii) following the Optional Termination Date, 0.570% per annum.

     Class M-5 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class M-5 Certificate Margin.

     Class M-5 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates and the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 81.00% and
(ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Class M-5 Realized Loss Amortization Amount: As to the Class M-5 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-5 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xvii) hereof, in each case for such Distribution Date.

     Class M-6 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.450% per annum, and (ii) following the Optional Termination Date, 0.675% per annum.

     Class M-6 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class M-6 Certificate Margin.

     Class M-6 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 83.70% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment

Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Class M-6 Realized Loss Amortization Amount: As to the Class M-6 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-6 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xx) hereof, in each case for such Distribution Date.

     Class M-7 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.850% per annum, and (ii) following the Optional Termination Date, 1.275% per annum.

     Class M-7 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class M-7 Certificate Margin.

     Class M-7 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of
(a) the product of (i) 86.30% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Class M-7 Realized Loss Amortization Amount: As to the Class M-7 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-7 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xxiii) hereof, in each case for such Distribution Date.

     Class M-8 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.990% per annum, and (ii) following the Optional Termination Date, 1.485% per annum.

     Class M-8 Pass-Through Rate: For each Distribution Date, LIBOR as of the related LIBOR Determination Date plus the Class M-8 Certificate Margin.

     Class M-8 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2,

Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 88.00% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Class M-8 Realized Loss Amortization Amount: As to the Class M-8 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-8 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xxvi) hereof, in each case for such Distribution Date.

     Class P Certificate: Any one of the Certificates with a "P" designated on the face thereof substantially in the form annexed hereto as Exhibit C-2, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein. The Class P Certificate represents a REMIC regular interest for purposes of the REMIC Provisions.

     Class R Certificate: The Class R Certificate executed by the Trustee on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-3 and evidencing the ownership of the Residual Interest in each of REMIC 1, REMIC 2 and REMIC 3. The Class R Certificate represents the ownership of the Class R-1 Interest, Class R-2 Interest and Class R-3 Interest.

     Class R-1 Interest: The uncertificated residual interest in REMIC 1 for purpose of the REMIC Provisions.

     Class R-2 Interest: The uncertificated residual interest in REMIC 2 for purpose of the REMIC Provisions.

     Class R-3 Interest: The uncertificated residual interest in REMIC 3 for purposes of the REMIC Provisions.

     Class R-A Interest: The uncertificated residual interest in REMIC A for purpose of the REMIC Provisions.

     Class R-B Interest: The uncertificated residual interest in REMIC B for purpose of the REMIC Provisions.

     Class R-C Interest: The uncertificated residual interest in REMIC C for purpose of the REMIC Provisions.

     Class R-D Interest: The uncertificated residual interest in REMIC D for purpose of the REMIC Provisions.

     Class R-E Interest: The uncertificated residual interest in REMIC E for purpose of the REMIC Provisions.

     Class R-X Certificate: The Class R-X Certificate executed by the Trustee on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-4 and evidencing the ownership of the Residual Interest in each of REMIC A, REMIC B, REMIC C, REMIC D and REMIC E . The Class R-X Certificate represents the ownership of the Class R-A Interest, Class R-B Interest, Class R-C Interest, Class R-D Interest and Class R-E Interest.

     Class SWAP-IO Distribution Amount: As defined in Section 4.09 hereof. For purposes of clarity, the Class SWAP-IO Distribution Amount for any Distribution Date shall equal the amount payable to the Supplemental Interest Trust on such Distribution Date in excess of the amount payable on the Class SWAP-IO Interest on such Distribution Date, all as further provided in Section 4.09 hereof.

     Class SWAP-IO Interest: An uncertificated interest evidencing a REMIC 3 Regular Interest for purposes of the REMIC Provisions.

     Closing Date: July 31, 2006.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time.

     Collection Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.04, which shall be entitled "Collection Account, Litton Loan Servicing LP, as Servicer in trust for registered Holders of C-BASS 2006-CB6 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6," and which must be an Eligible Account.

     Collection Period: With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

     Combined Loan-to-Value Ratio: As of any date and Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan as of such date of determination plus the principal balance of any related senior mortgage loan, if any, at origination of the Mortgage Loan and the denominator of which is the Value of the related Mortgaged Property.

     Commission: The United States Securities and Exchange Commission.

     Compensating Interest: As defined in Section 3.23 hereof.

     Condemnation Proceeds: All awards or settlements in respect of a taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

     Conventional Mortgage Loan: Any Mortgage Loan that is not an FHA Loan.

     Co-op Shares: Shares issued by private non-profit housing corporations.

     Corporate Trust Office: With respect to the Trustee, the principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107,
Attention: Structured Finance - C-BASS 2006-CB6, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer and the Seller.

     Corresponding Classes: With respect to REMIC 2 and REMIC 3, the following Classes shall be Corresponding Classes:

CORRESPONDING REMIC 2 CLASSES   CORRESPONDING REMIC 3 REGULAR INTERESTS
-----------------------------   ---------------------------------------
LT2AI                           Class A-I Regular Interest
LT2AII1                         Class A-II-1 Regular Interest
LT2AII2                         Class A-II-2 Regular Interest
LT2AII3                         Class A-II-3 Regular Interest
LT2AII4                         Class A-II-4 Regular Interest
LT2M1                           Class M-1 Regular Interest
LT2M2                           Class M-2 Regular Interest
LT2M3                           Class M-3 Regular Interest
LT2M4                           Class M-4 Regular Interest
LT2M5                           Class M-5 Regular Interest
LT2M6                           Class M-6 Regular Interest
LT2M7                           Class M-7 Regular Interest
LT2M8                           Class M-8 Regular Interest
LT2B1                           REMIC 3 Class B-1 Interest
LT2B2                           REMIC 3 Class B-2 Interest
LT2B3                           REMIC 3 Class B-3 Interest

     Custodial Agreement: The Custodial Agreement, dated as of July 1, 2006, among the Trustee, the Servicer and the Custodian, as the same may be amended or supplemented pursuant to the terms thereof.

     Custodian: The Bank of New York, a New York banking corporation, or any successor custodian appointed pursuant to the terms of the Custodial Agreement.

     Cut-off Date: July 1, 2006.

     Cut-off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-off Date after application of funds received or advanced on or before such date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan).

     DBRS: Dominion Bond Rating Service, Inc. and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "DBRS" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

     Defaulted Swap Termination Payment: Any Swap Termination Payment required to be paid by the Supplemental Interest Trust to the Swap Provider pursuant to the Swap Agreement as a result of an Event of Default (as defined in the Swap Agreement) with respect to which the Swap Provider is the defaulting party or a Termination Event (including a Downgrade Termination Event) under the Swap Agreement (other than Illegality or a Tax Event that is not a Tax Event Upon Merger (each as defined in the Swap Agreement )) with respect to which the Swap Provider is the sole Affected Party (as defined in the Swap Agreement).

     Defective Mortgage Loan: A Mortgage Loan replaced or to be replaced by one or more Eligible Substitute Mortgage Loans.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

     Definitive Certificates: As defined in Section 5.02(c) hereof.

     Delinquent: Any Mortgage Loan with respect to which the Monthly Payment and/or any Escrow Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan or any Mortgage Loan with respect to which any Servicing Advances made on or before the Cut-off Date has not been reimbursed by the related Mortgagor.

     Depositor: Asset Backed Funding Corporation, a Delaware corporation, or any successor in interest.


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

     Depository: The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

     Directly Operate: With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer under this Agreement) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer under this Agreement) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     Disqualified Non-U.S. Person: With respect to a Residual Certificate, any
(A) non-U.S. Person or agent thereof or (B) U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person.

     Disqualified Organization: A "disqualified organization" under Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, or (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit. The term "United States," "state" and "international organization" shall have the meanings set forth in Section 7701 of the Code.


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

     Distribution Account: The trust account or accounts created and maintained by the Trustee pursuant to Section 3.04(b) which shall be entitled "Distribution Account, U.S. Bank National Association, as Trustee, in trust for the registered Holders of C-BASS 2006-CB6 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6" and which must be an Eligible Account.

     Distribution Date: The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in August 2006.

     Distribution Information: The items calculated and reported by the Trustee pursuant to Section 4.06(a)(iii), (iv), (v) and (xvi) through (xxvi) and any other information included in the Monthly Statement to certificateholders set forth in Section 4.06 hereof aggregated and/or calculated by the Trustee from
(a) information contained in the Remittance Report or (b) other information furnished to the Trustee by the Servicer pursuant to Section 4.07.

     Downgrade Termination Event: An event whereby (x) the Swap Provider (or its guarantor) ceases to have short term unsecured and/or long term debt ratings at least equal to the levels specified in the Swap Agreement, and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the Rating Agencies): (i) within the time period specified in the Swap Agreement with respect to such downgrade, the Swap Provider shall transfer the Swap Agreement, in whole, but not in part, to a substitute swap provider that satisfied the requirements set forth in the Swap Agreement, subject to the satisfaction of the rating agency condition or (ii) within the time period specified in the Swap Agreement with respect to such downgrade, the Swap Provider shall collateralize its exposure to the Issuing Entity pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the rating agency condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap Provider pursuant to an amendment to the Swap Agreement.

     Due Date: With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-2" (or the equivalent) by each of the Rating Agencies at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee. Eligible Accounts may bear interest.

     Eligible Substitute Mortgage Loan: A mortgage loan substituted for a Defective Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding principal balance of the Defective Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate, with respect to a Fixed-Rate Mortgage Loan, not less than the Mortgage Interest Rate of the Defective Mortgage Loan and not more than 1% in excess of the Mortgage Interest Rate of such Defective Mortgage Loan,
(iii) if an Adjustable-Rate Mortgage Loan, have a Maximum Mortgage Interest Rate not less than the Maximum Mortgage Interest Rate for the Defective Mortgage Loan, (iv) if an Adjustable-Rate Mortgage Loan, have a Minimum Mortgage Interest Rate not less than the Minimum Mortgage Interest Rate of the Defective Mortgage Loan, (v) if an Adjustable-Rate Mortgage Loan, have the same Index as the Defective Mortgage Loan, (vi) if an Adjustable-Rate Mortgage Loan, have a Gross Margin equal to or greater than the Gross Margin of the Defective Mortgage Loan,
(vii) if an Adjustable-Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Defective Mortgage Loan, (viii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan, (ix) be current as of the date of substitution, (x) have a Combined Loan-to-Value Ratio as of the date of substitution equal to or lower than the Combined Loan-to-Value Ratio of the Defective Mortgage Loan as of such date, (xi) have a risk grading determined by the Seller at least equal to the risk grading assigned on the Defective Mortgage Loan, (xii) have been reunderwritten by the Seller in accordance with the same underwriting criteria and guidelines as the Defective Mortgage Loan,
(xiii) have the same Due Date as the Defective Mortgage Loan and (xiv) conform to each representation and warranty set forth in Section 3.01 of the Mortgage Loan Purchase Agreement applicable to the Defective Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Defective Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates, the risk gradings described in clause (xi) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (viii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Combined Loan-to-Value Ratios described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xiv) hereof must be satisfied as to each Eligible Substitute Mortgage Loan or in the aggregate, as the case may be.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA-Restricted Certificates: Any of the Class M, Class B, Class CE, Class P, Class R and Class R-X Certificates.

     Escrow Account: The account or accounts created and maintained pursuant to
Section 3.06.

     Escrow Payments: The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

     Estate in Real Property: A fee simple estate in a parcel of real property.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Extended Period: As defined in Section 9.04(b).

     Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and
(y) the Overcollateralization Deficiency for such Distribution Date.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

     FHA: The Federal Housing Administration, an agency within HUD.

     FHA Approved Mortgagee: Those institutions which are approved by FHA to act as servicer and mortgagee of record pursuant to FHA Regulations.

     FHA Insurance Contract and FHA Insurance: The contractual obligation of FHA respecting the insurance of an FHA Loan pursuant to the National Housing Act, as amended.

     FHA Loan: A Mortgage Loan which is the subject of an FHA Insurance Contract as evidenced by a Mortgage Insurance Certificate.

     FHA Regulations: Regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA Loans, including the related handbooks, circulars, notices and mortgagee letters.

     Fidelity Bond: Shall have the meaning assigned thereto in Section 3.12.

     Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller or the Servicer pursuant to or as contemplated by Section 2.03 or 10.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

     First Lien Mortgage Loan: Any of the Mortgage Loans which are secured by a first mortgage lien that is senior to a junior lien, if any, on the related Mortgaged Property.

     Fitch: Fitch Ratings and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

     Fixed Payer Rate: The fixed rate payable with respect to each of the first 48 Distribution Dates, which is 5.61%.

     Fixed-Rate Certificates: Any of the Class B-2 and Class B-3 Certificates.

     Fixed-Rate Mortgage Loan: A Mortgage Loan which has a constant annual rate at which interest accrues in accordance with the provisions of the related Mortgage Note.

     Floating Rate Certificates: Any of the Class A-I, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B-1 Certificates.

     Foreclosure Price: The amount reasonably expected to be received from the sale of the related Mortgaged Property net of any expenses associated with foreclosure proceedings.

     Gross Margin: With respect to each Adjustable-Rate Mortgage Loan, the fixed percentage, if any, set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Interest Rate for such Mortgage Loan.

     Group I Interest Remittance Amount: As of any Distribution Date, (A) the sum, without duplication, of (i) all interest collected or advanced with respect to the related Collection Period on the Group I Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Administrative Fees for such Group I Mortgage Loans, amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable to the Servicer pursuant to Section 6.03), (ii) all Compensating Interest paid by the Servicer on such Distribution Date with respect to the Group I Mortgage Loans, (iii) the portion of any payment in connection with any Principal Prepayment (other than any Prepayment Interest Excess), any Substitution Adjustment Amount, Termination Price, Purchase Price, Net Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds relating to interest with respect to the Group I Mortgage Loans received during the related Prepayment Period and (iv) any Reimbursement Amount relating to the Group I Mortgage Loans received during the related Prepayment Period less (B) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Defaulted Swap Termination Payment) multiplied by a fraction, the numerator of which is the aggregate Principal Balance of the Group I Mortgage Loans as of the first day of the related Collection Period and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

     Group I Mortgage Loan: A Mortgage Loan in Loan Group I.

     Group I Mortgage Loan Schedule: The Mortgage Loan Schedule, evidencing the Group I Mortgage Loans, attached hereto as Exhibit D-1.

     Group I Senior Principal Allocation Percentage: As of any Distribution Date, a fraction expressed as a percentage, the numerator of which is the Principal Remittance Amount allocable to the Group I Mortgage Loans for such Distribution Date and the denominator of which is equal to the Principal Remittance Amount for such Distribution Date.

     Group I Senior Principal Distribution Amount: As of any Distribution Date, the product of the Group I Senior Principal Allocation Percentage and the Senior Principal Distribution Amount.

     Group II Interest Remittance Amount: As of any Distribution Date, (A) the sum, without duplication, of (i) all interest collected or advanced with respect to the related Collection Period on the Group II Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Administrative Fees for such Group II Mortgage Loans, amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable to the Servicer pursuant to Section 6.03), (ii) all Compensating Interest paid by the Servicer on such Distribution Date with respect to the Group II Mortgage Loans, (iii) the portion of any payment in connection with any Principal Prepayment (other than any Prepayment Interest Excess), any Substitution Adjustment Amount, Termination Price, Purchase Price, Net Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds relating to interest with respect to the Group II Mortgage Loans received during the related Prepayment Period and (iv) any Reimbursement Amount relating to the Group II Mortgage Loans received during the related Prepayment Period less (B) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Defaulted Swap Termination Payment) multiplied by a fraction, the numerator of which is the aggregate Principal Balance of the Group II Mortgage Loans as of the first day of the related Collection Period and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

     Group II Mortgage Loan: A Mortgage Loan in Loan Group II.

     Group II Mortgage Loan Schedule: The Mortgage Loan Schedule, evidencing the Group II Mortgage Loans, attached hereto as Exhibit D-2.

     Group II Senior Principal Allocation Percentage: As of any Distribution Date, a fraction expressed as a percentage, the numerator of which is the Principal Remittance Amount allocable to the Group II Mortgage Loans for such Distribution Date and the denominator of which is equal to the Principal Remittance Amount for such Distribution Date.

     Group II Senior Principal Distribution Amount: As of any Distribution Date, the product of the Group II Senior Principal Allocation Percentage and the Senior Principal Distribution Amount.

     HUD: The United States Department of Housing and Urban Development, or any successor thereto, including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

     Independent: When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Depositor or the Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be

Independent of the Depositor or the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

     Independent Contractor: Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

     Index: With respect to each Adjustable-Rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

     Initial Certificate Principal Balance: With respect to any Certificate of a Class other than a Class CE or Residual Certificate, the amount designated "Initial Certificate Principal Balance" on the face thereof.

     Initial Overcollateralization Amount: $16,003,363.71.

     Insurance Proceeds: Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

     Interest Accrual Period: With respect to any Distribution Date and (i) with respect to the Floating Rate Certificates and the REMIC 3 Class B-1 Interest, the period from the preceding Distribution Date through the day prior to the current Distribution Date (or, in the case of the first Distribution Date, the period from the Closing Date through August 25, 2006), and (ii) with respect to
(a) the Fixed-Rate Certificates, the REMIC 3 Class CE Interest, the REMIC 3 Class P Interest, the REMIC A Class CE Certificate, the REMIC B Class P Certificate, the REMIC 3 Class B-2 Interest and the REMIC 3 Class B-3 Interest and (b) the REMIC 1 Regular Interests and the REMIC 2 Regular Interests, the calendar month immediately preceding the month in which such Distribution Date occurs.

     Interest Carry Forward Amount: For any Class of Certificates (other than the Class CE, Class P and Residual Certificates) and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest for such Distribution Date and any Interest Carry Forward Amount for such Class for the prior Distribution Date, over the amount in respect of interest actually distributed on such Class on such Distribution Date and (b) interest on such excess at the applicable Certificate Interest Rate (x) with respect to the Floating Rate Certificates, on the basis of the actual number of days elapsed on the basis of a 360-day year since the prior Distribution Date, and (y) with respect to the Fixed-Rate Certificates, on the basis of a 360-day year consisting of twelve 30-day months.

     Interest Percentage: With respect to any Class of Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all Classes of Certificates, in each case with respect to such Distribution Date and without regard to shortfalls caused by the Relief Act or similar state laws.

     Interest Remittance Amount: As of any Determination Date, the sum of the Group I Interest Remittance Amount and the Group II Interest Remittance Amount.

     Issuing Entity: C-BASS 2006-CB6 Trust.

     Late Collections: With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any related Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent on a contractual basis for such Collection Period and not previously recovered.

     Lender: As defined in Section 6.05(a).

     LIBOR: With respect to each Interest Accrual Period, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. If no such quotations are available on an LIBOR Determination Date, LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

          (i) If on such LIBOR Determination Date two or more Reference Banks provide quotations as to the rate at which deposits in U.S. Dollars are offered as of 11:00 a.m. (London time) to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Floating Rate Certificates, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.001%);

          (ii) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Depositor, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Floating Rate Certificates; and

          (iii) If no such quotations can be obtained, LIBOR for the related Interest Accrual Period shall be LIBOR for the prior Distribution Date.

     LIBOR Business Day: Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

     LIBOR Determination Date: With respect to the Floating Rate Certificates,
(i) for the first Distribution Date, the second LIBOR Business Day preceding the Closing Date and (ii) for each subsequent Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

     Liquidated Mortgage Loan: As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds and Insurance Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

     Liquidation Event: With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03 or Section 10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being sold or purchased pursuant to
Section 3.13 or Section 10.01.

     Liquidation Proceeds: The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise.

     Liquidation Report: The report with respect to a Liquidated Mortgage Loan in such form and containing such information as is agreed to by the Servicer and the Trustee.

     Loan Group: Either of Loan Group I or Loan Group II, as the context requires.

     Loan Group I: The pool of Mortgage Loans identified in Exhibit D-1 as having been assigned to Loan Group I.

     Loan Group II: The pool of Mortgage Loans identified in Exhibit D-2 as having been assigned to Loan Group II.

     Losses: As defined in Section 9.03.


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

     Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit H hereto.

     Majority Certificateholders: The Holders of Certificates evidencing at least 51% of the Voting Rights.

     Majority Class R Certificateholders: The Holders of Class R Certificates evidencing at least a 51% Percentage Interest in the Class R Certificates.

     Marker Rate: With respect to the Class CE Interest and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC Pass-Through Rates for REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2, REMIC 2 Regular Interest LT2B3 and REMIC 2 Regular Interest LT2ZZ, (i) with the rate on each such REMIC Regular Interest and the Rate Cap of the Corresponding Class (other than REMIC 2 Regular Interest LT2ZZ) subject to a cap equal to the lesser of the Pass-Through Rate of its Corresponding Class and the Rate Cap of the Corresponding Class for the purposes of this calculation and (ii) with the rate on REMIC 2 Regular Interest LT2ZZ subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 2 Pass-Through Rate and the Rate Cap with respect to each such REMIC Regular Interest (other than REMIC 2 Regular Interest LT2B2, REMIC 2 Regular Interest LT2B3 and REMIC 2 Regular Interest LT2ZZ) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

     Maximum LT2ZZ Uncertificated Accrued Interest Deferral Amount: With respect to any Distribution Date, the excess of (a) accrued interest at the Uncertificated REMIC 2 Pass-Through Rate applicable to REMIC 2 Regular Interest LT2ZZ for such Distribution Date on a balance equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2ZZ minus the REMIC 2 Overcollateralized Amount, in each case for such Distribution Date, over (b) Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2 and REMIC 2 Regular Interest LT2B3, each subject to a cap equal to the Pass-Through Rate of the related Corresponding Class (taking into account in determining any such Pass-Through Rate the imposition of the Rate Cap as described in footnotes 1 through 16 to the table at the end of the Preliminary Statement) for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 2 Pass-Through Rate and the related caps with respect to Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8 and REMIC 2 Regular Interest LT2B1 shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

     Maximum Mortgage Interest Rate: With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

     Maximum Rate Cap: With respect to any Distribution Date and the Class A and Class M Certificates, a per annum rate (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related Interest Accrual Period) equal to (i) the Net Maximum WAC plus (ii) 12 times the quotient of (a) the Net Swap Payment and Swap Termination Payment (other than a Defaulted Swap Termination Payment), if any, made to the Supplemental Interest Trust and
(b) the Pool Balance as of the first day of the related Collection Period. With respect to any Distribution Date and the Class B Certificates, the Net Maximum WAC expressed, in the case of the Class B-1 Certificates, on the basis of an assumed 360-day year and the actual number of days elapsed during the related Interest Accrual Period.

     Minimum Mortgage Interest Rate: With respect to each Adjustable-Rate Mortgage Loan, either the percentage set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder or if no such percentage is set forth in the related Mortgage Note, the Gross Margin set forth in the related Mortgage Note.

     Monthly Excess Cashflow Amount: The sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions pursuant to Section 4.02(a).

     Monthly Excess Interest Amount: With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amount for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to paragraphs (i) through (xiii) under Section 4.01.

     Monthly Payment: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined:
(a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act or similar state laws; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.01; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

     Monthly Statement: As defined in Section 4.06.

     Moody's: Moody's Investors Service, Inc. and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

     Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Insurance Certificate: The certificate evidencing an FHA Insurance Contract.

     Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) in the case of each Fixed-Rate Mortgage Loan shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (ii) in the case of each Adjustable-Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

     Mortgage Loan: Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedules and set forth in Exhibits D-1 or D-2 attached hereto.

     Mortgage Loan Purchase Agreement: The agreement between the Seller and the Depositor, dated as of July 1, 2006, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor.

     Mortgage Loan Schedule: As of any date with respect to the Mortgage Loans, the lists of such Mortgage Loans included in the Trust Fund on such date, separately identifying the Group I Mortgage Loans and the Group II Mortgage Loans, attached hereto as Exhibits D-1 and D-2, respectively. Each Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

               (1) the Seller's Mortgage Loan identifying number;

               (2) the city, state, and zip code of the Mortgaged Property;

               (3) the type of Residential Dwelling constituting the Mortgaged Property or a designation that the Mortgaged Property is a multi-family property;

               (4) the occupancy status of the Mortgaged Property at origination;

               (5) the original months to maturity;

               (6) the date of origination;

               (7) the first payment date;

               (8) the stated maturity date;

               (9) the stated remaining months to maturity;

               (10) the original principal amount of the Mortgage Loan;

               (11) the Principal Balance of each Mortgage Loan as of the Cut-off Date;

               (12) the Mortgage Interest Rate of the Mortgage Loan as of the Cut-off Date;

               (13) the current principal and interest payment of the Mortgage Loan as of the Cut-off Date;

               (14) the contractual interest paid to date of the Mortgage Loan;

               (15) if the Mortgage Loan is not owner-financed, the Combined Loan-to-Value Ratio at origination;

               (16) a code indicating the loan performance status of the Mortgage Loan as of the Cut-off Date;

               (17) a code indicating whether the Mortgaged Property is in bankruptcy or in its forbearance period as of the Cut-off Date;

               (18) a code indicating the Index that is associated with such Mortgage Loan;

               (19) the Gross Margin;

               (20) the Periodic Rate Cap;

               (21) the Minimum Mortgage Interest Rate;

               (22) the Maximum Mortgage Interest Rate;

               (23) a code indicating whether the Mortgage Loan has a prepayment penalty and the type of prepayment penalty;

               (24) the first Adjustment Date immediately following the Cut-off Date;

               (25) the rate adjustment frequency;

               (26) the payment adjustment frequency;

               (27) a code indicating whether the Mortgage Loan is owner-financed;

               (28) a code indicating whether the Mortgage Loan is a Conventional Mortgage Loan or an FHA Loan; and

               (29) a code indicating whether the Mortgage Loan is a Second Lien Mortgage Loan.

     Each Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate, for the applicable Loan Group: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. Each Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement. With respect to any Eligible Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

     Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     Mortgage Pool: The pool of Mortgage Loans, identified on Exhibits D-1 and D-2 from time to time, and any REO Properties acquired in respect thereof.

     Mortgaged Property: The underlying property securing a Mortgage Loan (which may also include Co-op Shares), including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling or multi-family dwelling.

     Mortgagor: The obligor on a Mortgage Note.

     Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

     Net Maximum Mortgage Interest Rate: With respect to any Adjustable-Rate Mortgage Loan, the applicable Maximum Mortgage Interest Rate minus the Administrative Fee Rate. With respect to any Fixed-Rate Mortgage Loan, the Mortgage Interest Rate for such Mortgage Loan minus the Administrative Fee Rate.

     Net Maximum WAC: With respect to any Distribution Date, the average of the Net Maximum Mortgage Interest Rates for the Mortgage Loans, weighted on the basis of the Principal Balances of the Mortgage Loans as of the first day of the related Collection Period.

     Net Mortgage Interest Rate: With respect to any Mortgage Loan, the Mortgage Interest Rate borne by such Mortgage Loan minus the Administrative Fee Rate.

     Net Swap Payment: With respect to any Distribution Date, any net payment (other than a Swap Termination Payment) payable by the Supplemental Interest Trust to the Swap Provider on the related Fixed Rate Payer Payment Date (as defined in the Swap Agreement).

     Net Swap Receipt: With respect to any Distribution Date, any net payment (other than a Swap Termination Payment) made by the Swap Provider to the Supplemental Interest Trust on the related Floating Rate Payer Payment Date (as defined in the Swap Agreement), or any amount withdrawn from the Swap Account that is required under that paragraph to be treated as a Net Swap Receipt for purposes of determining the distributions from the Supplemental Interest Trust.

     Net WAC: With respect to any Distribution Date, the average of the Net Mortgage Interest Rates for the Mortgage Loans, weighted on the basis of the Principal Balances of the Mortgage Loans as of the first day of the related Collection Period.

     New Lease: Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

     Nonrecoverable Advance: Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from Late Collections on such Mortgage Loan or REO Property as provided herein.

     Notional Amount: With respect to the Class CE Certificates, an amount equal to the aggregate principal balance of the REMIC 2 Regular Interests other than REMIC 2 Regular Interest LT2P.

     Offered Certificates: The Class A-I, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates.

     Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Seller or the Depositor, as applicable.

     Opinion of Counsel: A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or the Servicer except that any opinion of counsel relating to

(a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Optional Termination Date: The first Distribution Date on which the Servicer may opt to terminate the Mortgage Pool pursuant to Section 10.01.

     Original Class Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance thereof on the Closing Date, as set forth opposite such Class in the Preliminary Statement, except (i) with respect to the Class CE Certificates and the Residual Certificates, which have an Original Class Certificate Principal Balance of zero, (ii) with respect to any Class A, Class M, Class B or Class P REMIC 3 Regular Interest, the amount set forth opposite such Class in the Preliminary Statement, (iii) with respect to the REMIC 3 Class CE Regular Interest, which, solely for REMIC purposes, has an Original Class Certificate Principal Balance equal to the Initial Overcollateralization Amount.

     Overcollateralization Amount: As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the immediately preceding Collection Period after giving effect to Principal Prepayments in the related Prepayment Period over (y) the aggregate Certificate Principal Balances of all Classes of Offered Certificates, the Class B Certificates and the Class P Certificates (after taking into account all distributions of principal on such Distribution Date and the increase of any Certificate Principal Balance as a result of Subsequent Recoveries).

     Overcollateralization Deficiency: As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all Classes of Offered Certificates and the Class B Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

     Overcollateralization Floor: The product of 0.50% and the Pool Balance as of the Cut-off Date.

     Overcollateralization Release Amount: With respect to any Distribution Date on and after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates and the Class B Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: Any of the Class A-I Pass-Through Rate, Class A-II-1 Pass-Through Rate, the Class A-II-2 Pass-Through Rate, the Class A-II-3 Pass-Through Rate, the Class A-II-4 Pass-Through Rate, the Class M-1 Pass-Through Rate, the Class M-2 Pass-Through Rate, the Class M-3 Pass-Through Rate, the Class M-4 Pass-Through Rate, the Class M-5 Pass-Through Rate, the Class M-6 Pass-Through Rate, the Class M-7 Pass-Through Rate, the Class M-8 Pass-Through Rate, the Class B-1 Pass-Through Rate, the Class B-2 Pass-Through Rate and the Class B-3 Pass-Through Rate.

     With respect to the Class CE REMIC 3 Regular Interest and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (Q) below, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2, REMIC 2 Regular Interest LT2B3 and REMIC 2 Regular Interest LT2ZZ. For purposes of calculating the Pass-Through Rate for the Class CE Certificates, the numerator is equal to the sum of the following components:

               (A) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AA minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2AI;

               (B) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AII1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2AII1;

               (C) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AII2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2AII2;

               (D) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AII3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2AII3;

               (E) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AII4 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2AII4;

               (F) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M1;

               (G) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M2;

               (H) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M3;

               (I) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M4 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M4;

               (J) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M5 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M5;

               (K) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M6 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M6;

               (L) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M7 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M7;

               (M) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M8 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M8;

               (N) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2B1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2B1;

               (O) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2B2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2B2;

               (P) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2B3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2B3; and

               (Q) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2ZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2ZZ.

     For federal income tax purposes, the Pass-Through Rate for the Class CE Certificates shall be an amount equal to 100% of the amounts distributable to the Class CE REMIC 3 Regular Interest for such Distribution Date.

     The Class SWAP-IO Interest shall not have a Pass-Through Rate, but interest for such regular interest and each Distribution Date shall be an amount equal to 100% of the amounts distributable to REMIC 2 Regular Interest LT2IO for such Distribution Date.

     Paying Agent: Any paying agent appointed pursuant to Section 5.05.

     Percentage Interest: With respect to any Certificate (other than a Class CE, Class P or Residual Certificate), a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance represented by such Certificate and the denominator of which is the Original Class Certificate Principal Balance of the related Class. With respect to a Class CE Certificate, the undivided percentage interest obtained by dividing the Initial Class CE Notional Amount by the Original Class CE Notional Amount of such Class. With respect to a Class P or Residual Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%.

     Periodic Rate Cap: With respect to each Adjustable-Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Interest Rate or the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

     Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Servicer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P, Moody's and DBRS and the highest available rating category of Fitch and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

          (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by S&P, Fitch and DBRS and rated A2 or higher by Moody's, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee or affiliates thereof having the highest rating category by the applicable Rating Agency; and

          (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

     Permitted Transferee: Any transferee of a Residual Certificate other than a Disqualified Organization or a Disqualified Non-U.S. Person.

     Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

     Pool Balance: As of any date of determination, the aggregate Principal Balance of the Mortgage Loans.

     Prepayment Interest Excess: With respect to any Distribution Date, any interest collected by the Servicer with respect to any Mortgage Loan as to which a Principal Prepayment in Full occurs from the 1st day of the month through the 15th day of the month in which such Distribution Date occurs and that represents interest that accrues from the 1st day of such month to the date of such Principal Prepayment in Full.


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

     Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in Full during the portion of the related Prepayment Period occurring in the prior calendar month that was applied by the Servicer to reduce the outstanding Principal Balance of such Mortgage Loan on a date preceding the related Due Date, an amount equal to interest at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such Principal Prepayment in Full for the number of days commencing on the date on which the Principal Prepayment is applied and ending on the last day of the calendar month in which applied.

     Prepayment Period: With respect to any Distribution Date, the period commencing on the 16th day of the calendar month preceding the calendar month in which such Distribution Date occurs (or, in the case of the first Distribution Date, from July 1, 2006) and ending on the 15th day of the calendar month in which the related Distribution Date occurs.

     Primary Insurance Policy: Each policy of primary guaranty mortgage insurance issued by a Qualified Insurer in effect with respect to any Mortgage Loan, or any replacement policy therefor obtained by the Servicer pursuant to
Section 3.08.

     Principal Balance: As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related Cut-off Date Principal Balance, minus the sum of (i) all collections and other amounts credited against the principal balance of any such Mortgage Loan, (ii) the principal portion of Advances, (iii) any Deficient Valuation and (iv) any principal reduction resulting from a Servicer Modification. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter. As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day.

     Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Principal Remittance Amount minus the Overcollateralization Release Amount, if any, and (ii) the Extra Principal Distribution Amount, if any.

     Principal Prepayment: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire Principal Balance of a Mortgage Loan.

     Principal Remittance Amount: With respect to any Distribution Date, the amount equal to (A) the sum (less amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03) of the following amounts (without duplication) with respect to the Mortgage Loans: (i) each payment of principal on a Mortgage Loan due during the immediately preceding Collection Period and received by the Servicer on or prior to the Determination Date for that Distribution Date, including any

Advances with respect thereto, (ii) all full and partial Principal Prepayments received by the Servicer during the related Prepayment Period, (iii) the Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of certain expenses) allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans with respect to that Prepayment Period, (v) any Substitution Adjustment Amount received during the related Prepayment Period and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of principal less (B) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider, other than a Defaulted Swap Termination Payment), not covered by the Group I Interest Remittance Amount and Group II Interest Remittance Amount.

     Private Certificates: Any of the Class B-1, Class B-2, Class B-3, Class CE, Class P and Residual Certificates.

     Property Insurance Proceeds: Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are received by the Servicer and are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Servicer's servicing procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

     Prospectus Supplement: That certain Prospectus Supplement dated July 27, 2006 relating to the public offering of the Offered Certificates.

     Purchase Price: With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 or 10.01, and as confirmed by an Officers' Certificate from the Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, its fair market value, determined in good faith by the Servicer, (iii) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to
Section 3.13, and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

     Qualified Insurer: Any insurance company acceptable to Fannie Mae or Freddie Mac.

     Rate Cap: With respect to any Distribution Date and the Certificates, a per annum rate (expressed, in the case of the Floating Rate Certificates, on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period) equal to (i) the Net


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

WAC less (ii) 12 times the quotient of (a) the Net Swap Payment and Swap Termination Payment (other than a Defaulted Swap Termination Payment), if any, made to the Swap Provider and (b) the Pool Balance as of the first day of the related Collection Period. For federal income tax purposes, the Rate Cap for any Distribution Date with respect to the REMIC 3 Regular Interests, and for purposes of calculating the Marker Rate and the Maximum LT2ZZ Uncertificated Accrued Interest Deferral Amount, shall be the weighted average (adjusted for the actual number of days in the Interest Accrual Period) of the Uncertificated REMIC 2 Pass-Through Rate on the REMIC 2 Regular Interests (other than the REMIC 2 Regular Interest LT2IO), weighted on the basis of the Uncertificated Principal Balance of each such REMIC 2 Regular Interest.

     Rating Agency or Rating Agencies: Fitch, Moody's, S&P and DBRS, or their respective successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organizations as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

     Realized Loss: With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid Principal Balance of the Mortgage Loan plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of liquidation, exceeds the amount of Net Liquidation Proceeds applied to the principal balance of the related Mortgage Loan. With respect to any Mortgage Loan, a Deficient Valuation or a reduction in the Principal Balance thereof resulting from a Servicer Modification.

     Realized Loss Amortization Amount: Any of the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class M-3 Realized Loss Amortization Amount, the Class M-4 Realized Loss Amortization Amount, the Class M-5 Realized Loss Amortization Amount, the Class M-6 Realized Loss Amortization Amount, the Class M-7 Realized Loss Amortization Amount, the Class M-8 Realized Loss Amortization Amount, the Class B-1 Realized Loss Amortization Amount, the Class B-2 Realized Loss Amortization Amount and the Class B-3 Realized Loss Amortization Amount.

     Record Date: With respect to the Floating Rate Certificates, the Business Day immediately preceding such Distribution Date; provided, however, that if any such Certificate becomes a Definitive Certificate, the Record Date for such Certificate shall be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs. With respect to the Fixed-Rate Certificates and the Class CE and Residual Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date.

     Reference Banks: Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or the Trustee, (iii) that have been designated as such by the Trustee, after consultation with the Servicer and (iv) that are engaged in transactions in the London interbank market.

     Regular Certificate: Any of the Offered Certificates, the Class B Certificates, the Class CE Certificates and the Class P Certificates.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.


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

     Reimbursement Amount: As defined in Section 2.03.

     Related Documents: With respect to any Mortgage Loan, the related Mortgage Notes, Mortgages and other related documents.

     Relief Act: The Servicemembers Civil Relief Act.

     Relief Act Interest Shortfall: With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Relief Act or similar state laws, the amount by which (i) interest collectible on such Mortgage Loan during such Collection Period is less than (ii) one month's interest on the Principal Balance of such Mortgage Loan at the Mortgage Interest Rate for such Mortgage Loan before giving effect to the application of the Relief Act or similar state laws.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC 1 Regular Interests: REMIC 1 Regular Interest I and REMIC 1 Regular Interest I-1-A through REMIC 1 Regular Interest I-47-B as designated in the Preliminary Statement hereto. Each REMIC 1 Regular Interest shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the sum of the aggregate Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AA minus the Marker Rate, divided by (b) 12.

     REMIC 2 Overcollateralization Target Amount: 1.00% of the Targeted Overcollateralization Amount.

     REMIC 2 Overcollateralized Amount: With respect to any date of determination, (i) 1.00% of the aggregate Uncertificated Principal Balances of the REMIC 2 Regular Interests minus (ii) the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2 and REMIC 2 Regular Interest LT2B3 and REMIC 2 Regular Interest LTP, in each case as of such date of determination.

     REMIC 2 Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest


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

LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2 and REMIC 2 Regular Interest LT2B3 and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2, REMIC 2 Regular Interest LT2B3 and REMIC 2 Regular Interest LT2ZZ.

     REMIC 2 Regular Interest LT2AI: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2AI shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2AII1: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2AII1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2AII2: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2AII2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2AII3: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2AII3 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2AII4: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2AII4 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2M1: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2M1 shall accrue interest at the related Uncertificated REMIC 2 Pass- Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2M2: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2M2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2M3: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2M3 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2M4: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2M4 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2M5: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2M5 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2M6: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2M6 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2M7: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in

REMIC 2. REMIC 2 Regular Interest LT2M7 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2M8: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2M8 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2B1: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2B1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2B2: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2B2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2B3: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2B3 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2IO: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2IO shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2P: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2P shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.


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

     REMIC 2 Regular Interest LT2SUB: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2SUB shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interest LT2ZZ: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2ZZ shall accrue interest at the related Uncertificated REMIC 2 Pass- Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     REMIC 2 Regular Interests: REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2, REMIC 2 Regular Interest LT2B3, REMIC 2 Regular Interest LT2P, REMIC 2 Regular Interest LT2SUB, REMIC 2 Regular Interest LT2IO and REMIC 2 Regular Interest LT2ZZ.

     REMIC 3 Regular Interests: The Class A-I, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (exclusive of the right of such Certificates to Cap Carryover Amounts and the obligation to make payments in respect of Class Swap-IO Distribution Amounts to the Supplemental Interest Trust), the REMIC 3 Class CE Interest, the REMIC 3 Class P Interest, and the REMIC 3 Class B-1 Interest, REMIC 3 Class B-2 Interest and REMIC 3 Class B-3 Interest (exclusive of any right to receive Cap Carryover Amounts and the obligation to make payments in respect of Class Swap-IO Distribution Amounts to the Supplemental Interest Trust).

     REMIC 3 Class B-1 Interest: One of the separate non-certificated beneficial ownership interests in REMIC 3 issued hereunder and designated as a Regular Interest in REMIC 3, and which is held as an asset of REMIC C. The REMIC 3 Class B-1 Interest shall have a principal balance and Pass-Through Rate equal to the principal balance and Pass-Through Rate of the Class B-1 Certificates.

     REMIC 3 Class B-2 Interest: One of the separate non-certificated beneficial ownership interests in REMIC 3 issued hereunder and designated as a Regular Interest in REMIC 3, and which is held as an asset of REMIC D. The REMIC 3 Class B-2 Interest shall have a principal balance and Pass-Through Rate equal to the principal balance and Pass-Through Rate of the Class B-2 Certificates.

     REMIC 3 Class B-3 Interest: One of the separate non-certificated beneficial ownership interests in REMIC 3 issued hereunder and designated as a Regular Interest in REMIC 3, and


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

which is held as an asset of REMIC E. The REMIC 3 Class B-3 Interest shall have a principal balance and Pass-Through Rate equal to the principal balance and Pass-Through Rate of the Class B-3 Certificates.

     REMIC 3 Class P Interest: One of the separate non-certificated beneficial ownership interests in REMIC 3 issued hereunder and designated as a Regular Interest in REMIC 3, and which is held as an asset of REMIC A. The REMIC 3 Class P Interest shall accrue interest at its Pass- Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to the Class P Uncertificated Principal Balance, as set forth in the Preliminary Statement hereto.

     REMIC 3 Class CE Interest: The separate non-certificated beneficial ownership interests in REMIC 3 issued hereunder and designated as a Regular Interest in REMIC 3, which is represented by the Class CE Interest and is beneficially owned by the Class CE Certificates. The REMIC 3 Class CE Interest shall accrue interest at its Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to the Class CE Uncertificated Principal Balance (in all cases, subject to the obligation of the Class CE Interest to pay Cap Carryover Amounts, Swap Termination Payments and Class Swap-IO Distributions).

     REMIC Regular Interest: Any regular interest in REMIC 1, REMIC 2, REMIC A, REMIC B, REMIC C, REMIC D or REMIC E.

     Remittance Report: A report prepared by the Servicer and delivered to the Trustee pursuant to Section 4.07.

     Rents from Real Property: With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

     REO Disposition: The sale or other disposition of an REO Property on behalf of the Trust Fund.

     REO Principal Amortization: With respect to any REO Property, for any calendar month, the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section
3.13 in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section
3.13 for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan.

     REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.13.

     Reportable Event: An event requiring disclosure on Form 8-K.

     Request for Release: A release signed by a Servicing Officer, in the form of Exhibit E attached hereto.

     Residential Dwelling: Any one of the following: (i) a one-family dwelling,
(ii) a two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, (iv) a one-family dwelling in a planned unit development, which is not a co-operative, or (v) a mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

     Residual Certificates: The Class R and Class R-X Certificates.

     Residual Interest: The sole Class of "residual interests" in each REMIC within the meaning of Section 860G(a)(2) of the Code.

     Responsible Officer: When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement.

     S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

     Second Lien Mortgage Loan: Any of the of the Mortgage Loans which are secured by a second mortgage lien that is junior to a first lien on the related Mortgaged Property.

     Seller: Credit-Based Asset Servicing and Securitization LLC, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

     Senior Certificates: The Class A-I, Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates.

     Senior Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balances of the Class M and Class B Certificates and (ii) the Overcollateralization Amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period.

     Senior Principal Distribution Amount: As of any Distribution Date (i) before the Stepdown Date or on which a Trigger Event is in effect, the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of the Certificate Principal Balances of the Class A Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) 57.00% and (2) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal

Prepayments in the related Prepayment Period and (y) the amount by which Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

     Senior Specified Enhancement Percentage: On any date of determination thereof, 43.00%.

     Servicer: Litton Loan Servicing LP, a Delaware limited partnership, or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder.

     Servicer Affiliate: A Person (i) controlling, controlled by or under common control with the Servicer or which is 50% or more owned by the Servicer and (ii) which is qualified to service residential mortgage loans.

     Servicer Event of Termination: One or more of the events described in
Section 7.01.

     Servicer Modification: A modification to the terms of a Mortgage Loan, in accordance with the terms of Section 3.01, as to which the Mortgagor is in default or as to which, in the judgment of the Servicer, default is reasonably foreseeable.

     Servicer Remittance Date: With respect to any Distribution Date, one Business Day prior to such Distribution Date.

     Servicer's Assignee: As defined in Section 6.05(b) hereof.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under
Section 3.08.

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time a form of which as of the Closing Date is listed on Exhibit S.

     Servicing Fee: With respect to each Mortgage Loan (including each REO Property) and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month.

     Servicing Fee Rate: With respect to each Mortgage Loan, 0.50% per annum.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name appears on a list of servicing officers furnished by the Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

     Servicing Rights Pledgee: One or more lenders, selected by the Servicer, to which the Servicer will pledge and assign all of its right, title and interest in, to and under this Agreement, including JPMorgan Chase Bank, National Association, as the representative of certain lenders.

     Servicing Standard: Shall mean the standards set forth in Section 3.01.

     Special Hazard Loss: Any Realized Losses that result from direct physical damage to Mortgaged Properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and
(ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies.

     SPV: As defined in Section 6.05(b).

     Startup Day: As defined in Section 9.01(b) hereof.

     Stayed Funds: Any payment required to be made under the terms of the Certificates and this Agreement but which is not remitted by the Servicer because the Servicer is the subject of a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy Code.

     Stepdown Date: The later to occur of (x) the earlier to occur of (A) the Distribution Date in August 2009 and (B) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

     Subcontractor: Any third-party or Affiliated vendor, subcontractor or other Person utilized by the Servicer, a Subservicer, the Trustee or the Custodian, as applicable, that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans.

     Subordinated Certificates: The Class M, Class B, Class CE, Class P and Residual Certificates.

     Subsequent Recovery: Any amount (net of reimbursable expenses) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior month.

     Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement, with respect to some or all of the Mortgage Loans, that are identified in Item 1122(d) of Regulation AB.

     Subservicing Accounts: As defined in Section 3.34.

     Subservicing Agreements: As defined in Section 3.30.

     Substitution Adjustment Amount: As defined in Section 2.03(d) hereof.

     Supplemental Interest Trust: The corpus of a trust created pursuant to
Section 4.09 of this Agreement and designated as the "Supplemental Interest Trust," consisting of the Swap Agreement, the Cap Agreement, the Swap Account and the right to receive any Net Swap Receipt and Swap Termination Payments from the Swap Provider and any Cap Payments from the Cap Provider, subject to the obligation to pay the amounts specified in Section 4.09. The Supplemental Interest Trust is not an asset of any REMIC created hereunder.

     Supplemental Interest Trust Trustee: U.S. Bank National Association, a national banking association organized under the laws of the United States, in its capacity as trustee of the Supplemental Interest Trust, or any successor Supplemental Interest Trust Trustee appointed as herein provided.

     Swap Account: The trust account created and maintained by the Supplemental Interest Trust Trustee pursuant to Section 4.09 which shall be entitled "Swap Account, U.S. Bank National Association, as Supplemental Interest Trust Trustee, in trust for registered Holders of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6" and which must be an Eligible Account. Amounts on deposit in the Swap Account shall not be invested. The Swap Account shall not be an asset of any REMIC formed under this Agreement.

     Swap Agreement: The interest rate swap agreement, dated July 31, 2006, between the Cap Provider and the Supplemental Interest Trust Trustee, a copy of which is attached hereto as Exhibit O-2.

     Swap LIBOR: A per annum rate equal to the floating rate payable by the Swap Provider under the Swap Agreement.

     Swap Notional Balance: With respect to each Distribution Date, an amount equal to the amount set forth for such period on Schedule I of the Swap Agreement.

     Swap Provider: The Bank of New York.

     Swap Termination Payment: Any payment payable by the Supplemental Interest Trust or the Swap Provider upon termination of the Swap Agreement as a result of an Event of Default (as defined in the Swap Agreement) or a Termination Event (as defined in the Swap Agreement).

     Targeted Overcollateralization Amount: As of any Distribution Date, (x) prior to the Stepdown Date, 2.05% of the Pool Balance on the Cut-off Date and
(y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred, the greater of (a) 4.10% of the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) 0.50% of the Pool Balance on the Cut-off Date and (ii) if a Trigger Event has occurred, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

     Tax Matters Person: The tax matters person appointed pursuant to Section 9.01(e) hereof.

     Tax Returns: The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust for each of the eight REMICs created pursuant to this Agreement under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Telerate Page 3750: The display page currently so designated on the Reuters Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks).

     Termination Price: As defined in Section 10.01(a) hereof.

     Trigger Event: With respect to any Distribution Date, if (i) the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds 37.20% of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the Pool Balance as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

DISTRIBUTION DATE OCCURRING IN   PERCENTAGE
------------------------------   ----------
August 2008 through July 2009       1.20%
August 2009 through July 2010       2.65%
August 2010 through July 2011       4.20%
August 2011 through July 2012       5.45%
August 2012 through July 2013       6.15%
August 2013 and thereafter          6.20%

     Trust: C-BASS 2006-CB6 Trust, the trust created hereunder.

     Trust Fund: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which eight REMIC elections are to be made, such entire Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby) and (v) the Collection Account, the Distribution Account, the Cap Carryover Reserve Account and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.]

     Trustee: U.S. Bank National Association, a national banking association organized under the laws of the United States, or any successor Trustee appointed as herein provided.

     Trustee Fee: With respect to any Distribution Date, the product of (x) one-twelfth of the Trustee Fee Rate and (y) the aggregate of the Principal Balances of all Mortgage Loans as of the opening of business on the first day of the related Collection Period.

     Trustee Fee Rate: With respect to any Distribution Date, 0.0035% per annum.

     Uncertificated Accrued Interest: With respect to each REMIC 1 Regular Interest or REMIC 2 Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Uncertificated REMIC 1 Pass-Through Rate or Uncertificated REMIC 2 Pass-Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount of such REMIC 1 Regular Interest or REMIC 2 Regular Interest. With respect to each REMIC 3 Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Certificate Interest Rate designated in the Preliminary Statement on the related Certificate Principal Balance, Uncertificated Notional Amount, or Notional Amount, as applicable. In each case, Uncertificated Accrued Interest will be reduced by any Relief Act Interest Shortfalls (allocated to such REMIC 1 Regular Interest, REMIC 2 Regular Interest, or REMIC 3 Regular Interest based on their respective entitlements to interest irrespective of any Relief Act Interest Shortfalls for such Distribution Date).

     Uncertificated Lower-Tier Interest: Any of the REMIC 1 Regular Interests or REMIC 2 Regular Interest, the Class B1 Interest, the Class B2 Interest, the Class B3 Interest, the Class CE Interest, the Class P Interest and the Class Swap-IO Interest.

     Uncertificated Notional Amount: With respect to REMIC 2 Regular Interest LT2IO and each Distribution Date listed below, a notional amount equal to the aggregate Uncertificated Principal Balance of the REMIC 1 Regular Interests ending with the designation "A" listed below:

DISTRIBUTION DATE   REMIC 1 REGULAR INTERESTS
-----------------   -------------------------
         1          I-1-A through I-47-A
         2          I-2-A through I-47-A
         3          I-3-A through I-47-A
         4          I-4-A through I-47-A
         5          I-5-A through I-47-A
         6          I-6-A through I-47-A
         7          I-7-A through I-47-A
         8          I-8-A through I-47-A
         9          I-9-A through I-47-A
        10          I-10-A through I-47-A
        11          I-11-A through I-47-A
        12          I-12-A through I-47-A
        13          I-13-A through I-47-A
        14          I-14-A through I-47-A
        15          I-15-A through I-47-A
        16          I-16-A through I-47-A

DISTRIBUTION DATE   REMIC 1 REGULAR INTERESTS
-----------------   -------------------------
        17          I-17-A through I-47-A
        18          I-18-A through I-47-A
        19          I-19-A through I-47-A
        20          I-20-A through I-47-A
        21          I-21-A through I-47-A
        22          I-22-A through I-47-A
        23          I-23-A through I-47-A
        24          I-24-A through I-47-A
        25          I-25-A through I-47-A
        26          I-26-A through I-47-A
        27          I-27-A through I-47-A
        28          I-28-A through I-47-A
        29          I-29-A through I-47-A
        30          I-30-A through I-47-A
        31          I-31-A through I-47-A
        32          I-32-A through I-47-A
        33          I-33-A through I-47-A
        34          I-34-A through I-47-A
        35          I-35-A through I-47-A
        36          I-36-A through I-47-A
        37          I-37-A through I-47-A
        38          I-38-A through I-47-A
        39          I-39-A through I-47-A
        40          I-40-A through I-47-A
        41          I-41-A through I-47-A
        42          I-42-A through I-47-A
        43          I-43-A through I-47-A
        44          I-44-A through I-47-A
        45          I-45-A through I-47-A
        46          I-46-A through I-47-A
        47          I-47-A through I-47-A
    Thereafter      $0.00

     With respect to the Class SWAP-IO Interest and any Distribution Date, an amount equal to the Uncertificated Notional Amount of REMIC 2 Regular Interest LT2IO.

     Uncertificated Principal Balance: The principal amount of any REMIC Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated principal balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Distribution Date pursuant to Section 4.08 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.08(b) and shall be increased by all Subsequent Recoveries allocated to such REMIC Regular Interest on such Distribution Date pursuant to Section 4.08. The Uncertificated Principal Balance of REMIC 2 Regular Interest LT2ZZ shall be increased by interest deferrals as provided in
Section 4.08(a)(i). The Uncertificated Principal Balance of each REMIC 2 Regular Interest shall never be less than zero.

     Uncertificated REMIC 1 Pass-Through Rate: With respect to REMIC 1 Regular Interest I, a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the

Mortgage Loans. With respect to each REMIC 1 Regular Interest ending with the designation "A", a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans multiplied by 2, subject to a maximum rate of the Fixed Payer Rate multiplied by 2. With respect to each REMIC 1 Regular Interest ending with the designation "B", a per annum rate equal to the excess, if any, of (i) 2 multiplied by the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans over (ii) the Fixed Payer Rate multiplied by 2 (or 0.00% if there is no such excess).

     Uncertificated REMIC 2 Pass-Through Rate: With respect to REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2, REMIC 2 Regular Interest LT2B3, REMIC 2 Regular Interest LT2P and REMIC 2 Regular Interest LT2ZZ, a per annum rate (but not less than zero) equal to the weighted average of: (x) with respect to REMIC 1 Regular Interest I and each REMIC 1 Regular Interest ending with the designation "B", the weighted average of the Uncertificated REMIC 1 Pass-Through Rates for such REMIC 1 Regular Interests, weighted on the basis of the Uncertificated Principal Balances of such REMIC 1 Regular Interests for each such Distribution Date and (y) with respect to REMIC 1 Regular Interests ending with the designation "A", for each Distribution Date listed below, the weighted average of the rates listed below for each such REMIC 1 Regular Interest listed below, weighted on the basis of the Uncertificated Principal Balances of each such REMIC 1 Regular Interest for each such Distribution Date:

DISTRIBUTION
    DATE       REMIC 1 REGULAR INTEREST                    RATE
------------   ------------------------   --------------------------------------
1              I-1-A through I-47-A       2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

2              I-2-A through I-47-A       2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A                      Uncertificated REMIC 1 Pass-Through
                                          Rate

3              I-3-A through I-47-A       2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A and I-2-A            Uncertificated REMIC 1 Pass-Through
                                          Rate

4              I-4-A through I-47-A       2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-3-A        Uncertificated REMIC 1 Pass-Through
                                          Rate

5              I-5-A through I-47-A       2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-4-A        Uncertificated REMIC 1 Pass-Through
                                          Rate

6              I-6-A through I-47-A       2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-5-A        Uncertificated REMIC 1 Pass-Through
                                          Rate

7              I-7-A through I-47-A       2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated

DISTRIBUTION
    DATE       REMIC 1 REGULAR INTEREST                    RATE
------------   ------------------------   --------------------------------------
                                          REMIC 1 Pass-Through Rate

               I-1-A through I-6-A        Uncertificated REMIC 1 Pass-Through
                                          Rate

8              I-8-A through I-47-A       2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-7-A        Uncertificated REMIC 1 Pass-Through
                                          Rate

9              I-9-A through I-47-A       2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-8-A        Uncertificated REMIC 1 Pass-Through
                                          Rate

10             I-10-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-9-A        Uncertificated REMIC 1 Pass-Through
                                          Rate

11             I-11-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-10-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

12             I-12-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-11-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

13             I-13-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-12-A       Uncertificated REMIC 1 Pass-Through
                                          Rate Uncertificated REMIC 1
                                          Pass-Through Rate

14             I-14-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-13-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

15             I-15-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-14-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

16             I-16-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-15-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

17             I-17-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-16-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

18             I-18-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-17-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

19             I-19-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-18-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

20             I-20-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

DISTRIBUTION
    DATE       REMIC 1 REGULAR INTEREST                    RATE
------------   ------------------------   --------------------------------------
               I-1-A through I-19-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

21             I-21-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-20-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

22             I-22-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-21-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

23             I-23-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-22-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

24             I-24-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-23-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

25             I-25-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-24-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

26             I-26-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-25-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

27             I-27-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-26-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

28             I-28-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-27-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

29             I-29-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-28-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

30             I-30-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-29-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

31             I-31-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-30-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

32             I-32-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-31-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

33             I-33-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-32-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

34             I-34-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated

DISTRIBUTION
    DATE       REMIC 1 REGULAR INTEREST                    RATE
------------   ------------------------   --------------------------------------
                                          REMIC 1 Pass-Through Rate

               I-1-A through I-33-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

35             I-35-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-34-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

36             I-36-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-35-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

37             I-37-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-36-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

38             I-38-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-37-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

39             I-39-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-38-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

40             I-40-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-39-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

41             I-41-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-40-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

42             I-42-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-41-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

43             I-43-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-42-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

44             I-44-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-43-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

45             I-45-A through I-47-A      2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-44-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

46             I-46-A and I-47-A          2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-45-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

47             I-47-A                     2 multiplied by Swap LIBOR, subject to
                                          a maximum rate of Uncertificated REMIC
                                          1 Pass-Through Rate

               I-1-A through I-46-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

DISTRIBUTION
    DATE       REMIC 1 REGULAR INTEREST                    RATE
------------   ------------------------   --------------------------------------
thereafter     I-1-A through I-47-A       Uncertificated REMIC 1 Pass-Through
                                          Rate

     With respect to REMIC 2 Regular Interest LT2IO, and (i) the first Distribution Date through the 50th Distribution Date, the excess, if any, of (x) the weighted average of the Uncertificated REMIC 1 Pass-Through Rates for REMIC 1 Regular Interests including the designation "A," over (y) 2 multiplied by Swap LIBOR (or 0.00% if there is no such excess) and (ii) thereafter, 0.00%.

     Underwriters: Banc of America Securities LLC, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and SG Americas Securities, LLC, as underwriters with respect to the Offered Certificates.

     United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person; provided, that for purposes of the definition of a "Permitted Transferee," a U.S. Person shall not include any person whose income is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person.

     Unpaid Realized Loss Amount: For any Class M and Class B Certificates and as to any Distribution Date, the excess of (x) the cumulative amount of related Applied Realized Loss Amounts with respect to such Class for all prior Distribution Dates over (y) the sum of (a) the cumulative amount of any Subsequent Recoveries allocated to such Class, (b) the aggregate Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates and (c) the cumulative amount of Unpaid Realized Loss Amounts reimbursed to such Class for all prior Distribution Dates from the Supplemental Interest Trust.

     Value: With respect to any Mortgaged Property, the lower of the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan or the sale price.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The Voting Rights allocated among Holders of the Certificates (other than the Class CE, Class P and Residual Certificates) shall be 98%, and shall be allocated among each such Class according to the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates (other than the Class CE, Class P and Residual Certificates) then outstanding. The Voting Rights allocated to each such Class of Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates; provided, however, that any Certificate registered in the name of the Servicer, the Depositor or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights; provided that only such Certificates as are known by a Responsible Officer of the Trustee to be so registered will be so excluded. The percentage of all the Voting Rights allocated among the Holders of the Class CE and Class P Certificates shall be 2%. The Residual Certificates shall have no Voting Rights.

     Weighted Average Net Mortgage Rate: The weighted average (based on Principal Balance as of the first day of the related Collection Period or, in the case of the first Distribution Date, the Cut-Off Date) of the Net Mortgage Interest Rates of the Mortgage Loans, expressed as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360-day year.

     Written Order to Authenticate: A written order by which the Depositor directs the Trustee to execute, authenticate and deliver the Certificates.

     Section 1.02. Accounting.

     Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans.

     The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedules, including the related Cut-off Date Principal Balance, all interest accruing thereon after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date;
(ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement, and (vi) all other assets included or to be included in the Trust Fund; provided, however, so long as the Servicer is an FHA Approved Mortgagee, the Servicer shall remain mortgagee of record with respect to any Mortgage Loan that is an FHA Loan and the Commissioner of HUD shall have no obligation to recognize or deal with any person other than the Servicer with respect to FHA Insurance. Such assignment includes all interest and principal due to the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans. On the Closing Date, the Depositor shall pay, without any right of reimbursement from the Trust, to the Cap Provider the "Fixed Amount" (as defined in the Cap Agreement) due and payable to the Cap Provider pursuant to the terms of the Cap Agreement.

     It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004, (iv) the Indiana Home Loan Practices Act, effective January 1, 2005 or (v) the Illinois High Risk Home Loan Act, effective January 1, 2004.

     In connection with such transfer and assignment, the Seller, on behalf of the Depositor, does hereby deliver to, and deposit with the Trustee or the Custodian, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

          (i) the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: "Pay to the order of U.S. Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, without recourse," or with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note;

          (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

          (iii) an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "U.S. Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, without recourse";

          (iv) an original or copy of any intervening assignment of Mortgage showing a complete chain of assignments;

          (v) the original or a certified copy of lender's title insurance policy except with respect to those Mortgage Loans identified on Exhibit Q hereto;

          (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

          (vii) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

               a. The stock certificate;

               b. The stock power executed in blank;

               c. The executed proprietary lease;

               d. The executed recognition agreement;

               e. The executed assignment of recognition agreement, if any;

               f. The executed UCC-1 financing statement with evidence of recording thereon; and

               g. Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation); and

          (viii) for each FHA Loan, the original Mortgage Insurance Certificate.

     The Trustee agrees to execute and deliver (or cause the Custodian to execute and deliver) to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit F-3 hereto.

     If any of the documents referred to in Section 2.01(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. The Seller shall deliver or cause to be delivered to the Trustee or the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

     Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments or deliver such missing document to the Trustee or the Custodian. If the Seller does not cure such defect or deliver such missing document within such time period and such defect or the absence of such document materially and adversely affects Certificateholders, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with
Section 2.03.

     The Servicer shall cause the Assignments of Mortgage which were delivered in blank to be completed and shall cause all Assignments referred to in Section 2.01(iii) hereof and, to the extent necessary, in Section 2.01(iv) hereof to be recorded; provided, however, the Servicer need not cause to be recorded any Assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Servicer to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's interest, on behalf of the Trust, in the related Mortgage Loan. The Servicer shall be required to deliver such assignments for recording within 30 days of the Closing Date. The Servicer shall furnish the Trustee, or its designated agent, with a copy of each assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Servicer shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded. In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date the Servicer shall cause to be completed such endorsements "Pay to the order of U.S. Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, without recourse."

     The Depositor herewith delivers to the Trustee executed copies of the Mortgage Loan Purchase Agreement.

     Section 2.02. Acceptance by Trustee.

     The Trustee acknowledges the receipt of, subject to the provisions of
Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders.

     The Trustee agrees, for the benefit of the Certificateholders, to review (or cause the Custodian to review) each Mortgage File within 60 days after the Closing Date (or, with respect to any document delivered after the Startup Day, within 60 days of receipt and with respect to any Qualified Substitute Mortgage, within 60 days after the assignment thereof) and to certify (or cause the Custodian to certify) in substantially the form attached hereto as Exhibit F-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedules (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant to
Section 2.01 of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedules that corresponds to items (1), (2), (3), (5), (13) and (23) (in the case of (23), only as to whether there is a prepayment penalty) of the Mortgage Loan Schedules accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee (or the Custodian, as applicable) is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

     Prior to the first anniversary date of this Agreement the Trustee shall deliver (or cause the Custodian to deliver) to the Depositor and the Servicer a final certification in the form annexed hereto as Exhibit F-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

     If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee (or the Custodian, as applicable) finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Seller, the Depositor and the Servicer. In addition, upon the discovery by the Seller, Depositor, the Trustee or the Servicer (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Seller in the related Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

     The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans and the Related Documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee, on behalf of the Trust, a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and the Related Documents, and that this Agreement shall constitute a security agreement under applicable law.

     The Trustee is hereby directed to execute, deliver and perform its obligations under the Swap Agreement and the Cap Agreement as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust in the forms presented to it by the Depositor. The Seller, the Servicer and the Depositor acknowledge and agree that (i) the Trustee shall execute, deliver and perform its obligations under the Swap Agreement and the Cap Agreement and shall do so solely in its capacity as Supplemental Interest Trust Trustee of the Supplemental Interest Trust and not in its individual capacity, and (ii) the Trustee shall have no responsibility for the contents of such Swap Agreement and the Cap Agreement, including, without limitation, the representations and warranties contained therein. Any funds payable by the Supplemental Interest Trust or Supplemental Interest Trust Trustee under the Swap Agreement and the Cap Agreement at closing shall be paid by the Depositor. Notwithstanding anything to the contrary contained herein or in the Swap Agreement and the Cap Agreement, neither the Trustee nor the Supplemental Interest Trust Trustee shall be required to make any payments to the Cap Provider or Swap Provider.

     Section 2.03. Repurchase or Substitution of Mortgage Loans by the Seller.

     (a) Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or in Section 2.04 in respect of any Mortgage Loan, the Trustee (or the Custodian, as applicable) shall promptly notify the Seller, the Servicer and the Trustee of such defect, missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 120 days or 150 days following the Closing Date, in the case of missing Mortgages or Assignments from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period and such missing document, defect or breach materially and adversely affects Certificateholders, the Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement and cause the Seller to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 120 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that could not reasonably have been cured within such 120 day or 150 day period, if the Seller shall have commenced to cure such breach within such 120 day or 150 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Defective Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). In addition to the foregoing, in the case of a breach of the Seller's representation set forth in Section 3.01(f) or 3.01(xx) of the Mortgage Loan Purchase Agreement, the Seller shall reimburse the Trust for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"). The Reimbursement Amount shall be delivered to the Servicer for deposit into the Collection Account within 10 days from the date the Seller was notified by the Trustee of the amount of such costs and damages. It is understood and agreed that the obligation of the Seller to pay the Reimbursement Amount and to either cure or repurchase (or substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee and the Trustee on behalf of the Certificateholders.

     (b) [Reserved].

     (c) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in

Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

     (d) Any substitution of Eligible Substitute Mortgage Loans for Defective Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Defective Mortgage Loan for which the Seller substitutes a Eligible Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee for such Eligible Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Eligible Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Eligible Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver (or cause the Custodian to deliver) to the Servicer, with respect to such Eligible Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit F-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver (or cause the Custodian to deliver) to the Servicer a certification substantially in the form of Exhibit F-2 hereto with respect to such Eligible Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Defective Mortgage Loan in the Collection Period preceding the month of substitution and the Depositor or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Defective Mortgage Loan. The Seller shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the applicable Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Eligible Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Seller, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by the Seller all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement and all applicable representations and warranties thereof set forth in Section 2.04, in each case as of the date of substitution.

     For any month in which the Seller substitutes one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, the Servicer will determine the amount (the "Substitution Adjustment Amount"), if any, by which the aggregate Purchase Price of all such Defective Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Interest Rate. On the date of such substitution, the Seller will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Adjustment Amount, if any, and the Trustee, upon receipt of the related Eligible Substitute Mortgage Loan or Loans and certification


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by the Servicer of such deposit, shall release to the Seller the related
Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Defective Mortgage Loan released pursuant hereto.

     In addition, the Seller shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under
Section 860G(d)(l) of the Code, or (b) any REMIC formed under this Agreement to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

     (e) Upon discovery by the Seller, the Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. In addition, upon discovery that a Mortgage Loan is defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury regulations relating to REMICs, the Seller shall cure the defect or make the required purchase or substitution no later than 90 days after the discovery of the defect. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a), if made by the Seller. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

     Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of the Mortgage Files pursuant to Sections 2.01, 2.02 and 2.03 and preparation and delivery of the certifications in the form of Exhibit F-1 and Exhibit F-2 shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement. The fees and expenses of the Custodian shall be paid by the Servicer.

     Section 2.04. Representations and Warranties of the Seller with Respect to the Mortgage Loans.

     The Seller hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date or as of such other date specifically provided herein:

     (a) The representations and warranties made by the Seller pursuant to
Section 3.01 of the Mortgage Loan Purchase Agreement are hereby being made to the Trustee and are true and correct as of the Closing Date.


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     (b) Any written agreement between the Mortgagor in respect of a Mortgage
Loan and the Servicer modifying such Mortgagor's obligation to make payments under the Mortgage Loan (such modified Mortgage Loan, a "Modified Mortgage Loan") involved the application of the Seller's underwriting standards or some assessment of the Mortgagor's ability to repay the Modified Mortgage Loan.

     With respect to the representations and warranties set forth in this
Section 2.04 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Certificateholders then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     Upon discovery by the Depositor, the Seller, the Servicer or the Trustee of a breach of any of the representations and warranties contained in this Section that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Certificateholders, the party discovering the breach shall give prompt written notice to the others and in no event later than two Business Days from the date of such discovery. Within ninety days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, in accordance with Section 2.03.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Seller set forth in Section 2.03(a) to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement and to reimburse the Trust the Reimbursement Amount, constitute the sole remedies available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this Section 2.04.

     Section 2.05. Representations, Warranties and Covenants of the Servicer.

     The Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee and the Certificateholders and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

          (i) The Servicer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Servicer to conduct its business as it is presently conducted,


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

     and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

          (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the certificate of formation or the partnership agreement of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

          (iii) The Servicer is an approved servicer of conventional mortgage loans for Fannie Mae and is an FHA Approved Mortgagee in good standing to service mortgages and has not been suspended as a mortgagee or servicer by the FHA and has the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is, and shall remain for as long as it is servicing the Mortgage Loans hereunder, in good standing as a FHA Approved Mortgagee and servicer of mortgage loans for HUD, Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with HUD, Fannie Mae or Freddie Mac or FHA eligibility requirements or which would require notification to any of HUD, Fannie Mae, Freddie Mac or FHA;

          (iv) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, constitute and will constitute valid, legal and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy laws and general principles of equity;

          (v) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (vi) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition,


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     properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or that would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or that would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

          (vii) No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained;

          (viii) Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or report delivered to the Trustee by the Servicer in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

          (ix) The Servicer has fully furnished, and shall continue to fully furnish for so long as it is servicing the Mortgage Loans hereunder, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor and the Certificateholders. Upon discovery by any of the Depositor, the Servicer, the Seller or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties hereto.

     Section 2.06. Representations and Warranties of the Depositor.

     The Depositor represents and warrants to the Trust and the Trustee on behalf of the Certificateholders as follows:

          (i) This agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);


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          (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

          (iii) As of the Closing Date, the Depositor has transferred all right, title interest in the Mortgage Loans to the Trustee on behalf of the Trust;

          (iv) The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

          (v) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

          (vi) The Depositor is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

          (vii) The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Depositor or, to the best of the Depositor's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

          (viii) To the best of the Depositor's knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or (c) the


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

     failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

          (ix) There are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor;
     (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

     Section 2.07. Issuance of Certificates and the Uncertificated Regular Interests.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it (or the Custodian, as bailee and Custodian of the Trustee) of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, and the Trustee acknowledges the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the Written Order to Authenticate executed by an officer of the Depositor, has executed, and the Certificate Registrar has authenticated and delivered to or upon the order of the Depositor, the Certificates (other than the Residual Certificates) in minimum dollar denominations of $100,000 and integral dollar multiples of $1 in excess. The Class CE and Class P Certificates are issuable only in minimum Percentage Interests of 1%. The Class R and Class R-X Certificates are issuable only in minimum Percentage Interests of 100%. The Trustee acknowledges the issuance of the uncertificated REMIC 1 Regular Interests and declares that it holds such regular interests as assets of REMIC
2. The Trustee acknowledges the issuance of the uncertificated REMIC 2 Regular Interests and declares that it holds such regular interests as assets of REMIC
3. The Trustee acknowledges the obligation of the Class CE Certificates to pay Cap Carryover Amounts, and declares that it holds the same on behalf of the Holders of the Class A, Class B and Class M Certificates, respectively, which shall be treated as beneficially owning the right to receive the Cap Carryover Amounts. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund. The Trustee acknowledges the issuance of the uncertificated REMIC 3 Class CE Interest and declares that it holds such regular interest as the asset of REMIC A. The Trustee acknowledges the issuance of the uncertificated REMIC 3 Class P Interest and declares that it holds such regular interest as the asset of REMIC B. The Trustee acknowledges the issuance of the uncertificated REMIC 3 Class B-1 Regular Interest and declares that it holds such regular interest as the asset of REMIC C. The Trustee acknowledges the issuance of the uncertificated REMIC 3 Class B-2 Regular Interest and declares that it holds such regular interest as the asset of REMIC D. The Trustee acknowledges the issuance of the uncertificated REMIC 3 Class B-3 Regular Interest and declares that it holds such regular interest as the asset of REMIC E. The Trustee acknowledges the obligation of the Class CE Certificate to pay Cap Carryover Amounts, Swap Termination Payments and Class Swap-IO Distribution Amounts on behalf of the Holders of the Fixed-Rate and Floating Rate


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Certificates. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund. The "latest possible maturity date" for all REMIC Regular Interests pursuant to Section 1.860G-1(a)(4)(iii) of the Treasury Regulations is the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date.

     Section 2.08. Representations and Warranties of the Seller.

     The Seller hereby represents and warrants to the Trust and the Trustee on behalf of the Certificateholders that as of the Closing Date or as of such date specifically provided herein:

          (i) The Seller is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans, or (d) its ability to foreclose on the related Mortgaged Properties.

          (ii) The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the Seller's legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement of such terms may be limited by (1) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies, (2) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (3) public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

          (iii) The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Seller to conduct its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations as shall have been obtained or filed, as the case may be, prior to the Closing Date.


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

     (iv) The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its Limited Liability Company Agreement, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

     (v) No certificate of an officer, written statement or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

     (vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller's business.

     (vii) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans to the Depositor, nor is the Seller aware of any pending insolvency.

     (viii) The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to any order or decree of any court, or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties, or materially and adversely affect the performance of any of its duties hereunder.

     (ix) There are no actions or proceedings against, or investigations of, the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (i) that, if determined adversely, would prohibit the Seller from entering into this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or
(iii) that, if determined adversely, would prohibit or materially and adversely affect the Seller's performance of any of its respective obligations under, or the validity or enforceability of, this Agreement.

     (x) The Seller did not transfer the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of its creditors.

     (xi) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claims.

     (xii) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller to the Depositor are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.


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     Section 2.09. Covenants of the Seller.

     The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Depositor, of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Depositor, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 2.09 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

     Section 3.01. Servicer to Act as Servicer.

     The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and the normal and usual standards of practice of prudent mortgage servicers, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement, including, in the case of FHA Loans, taking all actions that a mortgagee is permitted or required to take by the FHA (the "Servicing Standards").

     Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Certificateholders; provided, however, that the Servicer shall not make future advances and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Interest Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) in the case of FHA Loans, affect the FHA Insurance Contract with respect to such Mortgage Loan,
(iii) affect adversely the status of any REMIC constituting part of the Trust Fund as a REMIC or (iv) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the Treasury Regulations and (y) cause any REMIC constituting


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part of the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself, and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with Applicable Regulations, and shall provide to the Mortgagors any reports required to be provided to them thereby. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with a power of attorney (substantially in the form annexed hereto as Exhibit R) and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     In connection with any modification pursuant to this Section 3.01 and to the extent there are any unreimbursed Advances or Servicing Advances, the Servicer shall reimburse itself for such amounts from the Collection Account.

     In servicing and administering FHA Loans, the Servicer shall comply strictly with the National Housing Act, the FHA Regulations and the Servicemen's Readjustment Act and administrative guidelines issued thereunder or pursuant thereto (insofar as the same apply to any Mortgage Loan) and, to the extent permitted hereunder, promptly discharge all of the obligations of the mortgagee thereunder and under each Mortgage including the timely giving of notices, the essence hereof being that the full benefits of each FHA Insurance Contract inure to the Trustee, on behalf of the Certificateholders.

     In servicing and administering the Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the FHA Insurance Contracts and the Certificateholders' reliance on the Servicer.

     The Servicer shall give prompt notice to the Trustee of any action, of which the Servicer has actual knowledge, which action purports to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

     Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full of a Mortgage Loan, the Servicer may not waive any prepayment penalty or portion thereof required by the terms of the related Mortgage Note unless (i) the related Mortgage Loan is in default or foreseeable default and such waiver (A) is standard and customary in servicing mortgage loans similar to the Mortgage Loans and (B) the Servicer determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such prepayment penalty, (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or
(2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law or (iii) the Servicer has not been provided with information sufficient to enable it to collect the prepayment penalty. In the event of a Principal Prepayment


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in Full with respect to any Mortgage Loan, the Servicer shall deliver to the
Trustee an Officer's Certificate substantially in the form of Exhibit M no later than the third Business Day following the immediately succeeding Determination Date with a copy to the Class P Certificateholder. If the Servicer has waived or does not collect all or a portion of a prepayment penalty relating to a Principal Prepayment in full due to any action or omission of the Servicer, other than as provided above, the Servicer shall (a), on or prior to the Distribution Date immediately following the date on which the Principal Prepayment in full is remitted to the Trustee or (b) if the Servicer is notified that its waiver was not in accordance with subparts (i), (ii) or (iii) above, and it is determined by the notifying party and the Servicer that its waiver was not in accordance with such subparts, on or prior to the Distribution Date immediately following such date of determination, deliver to the Trustee the amount of such prepayment penalty (or such portion thereof as had been waived for deposit) into the Distribution Account for distribution in accordance with the terms of this Agreement.

     The Trustee shall prepare and deliver to the Depositor and the owner of the Class P Certificates, on a monthly basis, a statement setting forth the amounts received with respect to prepayment penalties.

     Section 3.02. Collection of Mortgage Loan Payments.

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will diligently collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy and Applicable Regulations, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to that end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Section 3.03. Realization Upon Defaulted Mortgage Loans.

     In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificateholders. In the event that any payment due under any FHA Loan becomes delinquent, the Servicer shall take all such actions as are in the best interests of the Certificateholders and permitted under any applicable FHA loss mitigation proceedings, including, but not limited to, requesting the FHA to accept an assignment of such FHA Loan, and, upon the Servicer's determination that foreclosure is in the best interest of the Certificateholders, commencing foreclosure proceedings. With respect to any defaulted Mortgage Loan, the Servicer shall have the right to review the status of the related forbearance plan and, subject to the second paragraph of Section 3.01, may modify such forbearance plan; including, extending the Mortgage Loan


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repayment date for a period of one year or reducing the Mortgage Interest Rate up to 50 basis points.

     In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as prudent mortgage servicers would exercise or use under the circumstances in the conduct of their own affairs and consistent with Applicable Regulations and the servicing standards set forth in the Fannie Mae Guide, including, without limitation, advancing funds for the payment of taxes and insurance premiums with respect to first lien Mortgage Loans.

     Notwithstanding the foregoing provisions of this Section 3.03, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trust Fund would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

     A. such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

     B. there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Certificateholders to take such actions with respect to the affected Mortgaged Property.

     The cost of the environmental audit report contemplated by this Section
3.03 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.05(ii).

     If the Servicer determines, as described above, that it is in the best economic interest of the Certificateholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Certificateholders. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the


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Servicer, subject to the Servicer's right to be reimbursed therefor from the
Collection Account as provided in Section 3.05(ii).

     Section 3.04. Collection Account, Distribution Account and Cap Carryover Reserve Account.

     (a) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts. Each Collection Account shall be an Eligible Account.

     The Servicer shall deposit in the Collection Account on a daily basis within two Business Days of determining the proper cash application after receipt of such funds, and retain therein, the following payments and collections received or made by it after the Cut-off Date with respect to the Mortgage Loans:

          (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Interest Rate less the Servicing Fee Rate;

          (iii) all proceeds from a Cash Liquidation and any Subsequent Recoveries;

          (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

          (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law; and

          (vi) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 3.13.

     Any interest paid on funds deposited in the Collection Account, subject to
Section 3.25, shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Collection Account pursuant to Section 3.05(v). The foregoing requirements for deposit from the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment charges that are not prepayment penalties, and assumption fees need not be deposited by the Servicer in the Collection Account.

     (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in


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immediately available funds for deposit in the Distribution Account by the close of business New York time on the Servicer Remittance Date, that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be deposited to the Distribution Account from a different source as provided herein) then on deposit in the Collection Account. Amounts in the Distribution Account (other than non-REMIC assets) shall be deemed to be held on behalf of the related REMICs in accordance with the REMIC distributions set forth in Section 4.08.

     (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in
Section 3.25. The Servicer shall give notice to the Trustee of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

     (d) In the event the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to the Servicer any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account in respect of REMIC 1:

          (i) any Advances, as required pursuant to Section 4.07;

          (ii) any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters;

          (iii) any prepayment penalties or amounts in connection with the waiver of such prepayment penalties, in each case required to be deposited pursuant to Section 3.01;

          (iv) any amounts required to be deposited in the Distribution Account pursuant to Sections 2.03, 3.04, 3.15, 3.16, 3.23 or 4.07; and

          (v) any amounts required to be deposited by the Servicer pursuant to
     Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit being made from the Servicer's own funds, without reimbursement therefor.

     (e) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall notify the Servicer of such receipt and deposit such funds in the Distribution Account, subject to withdrawal thereof as permitted hereunder. In addition, the Trustee shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section 3.25(b) in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account.

     (f) No later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account which will be the Cap Carryover Reserve Account.


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     On each Distribution Date as to which there is a Cap Carryover Amount payable to the Offered Certificates, the Trustee has been directed by the Class CE Certificateholders to, and therefore will, deposit into the Cap Carryover Reserve Account the amounts described in Section 4.02(b)(xxxvii), rather than distributing such amounts to the Class CE Certificateholders. On each such Distribution Date, the Trustee shall hold all such amounts for the benefit of the Holders of the Offered Certificates, and will distribute such amounts to the Holders of the Offered Certificates in the amounts and priorities set forth in Sections 4.01 and 4.02.

     For federal and state income tax purposes, the Class CE Certificateholders will be deemed to be the owners of the Cap Carryover Reserve Account and all amounts deposited into the Cap Carryover Reserve Account shall be treated as amounts distributed by REMIC 3 with respect to the Class CE REMIC 3 Regular Interests. Upon the termination of the Trust Fund, or the payment in full of the Offered Certificates, all amounts remaining on deposit in the Cap Carryover Reserve Account will be released by the Trust Fund and distributed to the Class CE Certificateholders or their designees. The Cap Carryover Reserve Account will be part of the Trust Fund but not part of any REMIC and any payments to the Holders of the Offered Certificates of Cap Carryover Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

     By accepting a Class CE Certificate, each Class CE Certificateholder hereby agrees to direct the Trustee, and the Trustee hereby is directed, to deposit into the Cap Carryover Reserve Account the amounts described above on each Distribution Date as to which there is any Cap Carryover Amount rather than distributing such amounts to the Class CE Certificateholders. By accepting a Class CE Certificate, each Class CE Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance. Amounts held in the Cap Carryover Reserve Account shall be held uninvested.

     Any Cap Carryover Amounts paid by the Trustee pursuant to this Section 3.04(f) to the applicable Offered Certificates shall be accounted for by the Trustee as amounts paid first to the Holder of the Class CE Interest and then to such Class or Classes of Offered Certificates. In addition, the Trustee shall account for the Fixed-Rate and Floating Rate Certificates' rights to receive payments of Cap Carryover Amounts as rights in a limited recourse interest rate cap contract written by the Holders of the Class CE Interest in favor of such Certificates.

     For federal tax return and information reporting, the value of the right of the Holders of the Offered Certificates to receive payments from the Cap Carryover Reserve Account in respect of any Cap Carryover Amount shall be de minimis.

     Section 3.05. Permitted Withdrawals From the Collection Account.

     The Servicer may, from time to time, withdraw from the Collection Account for the following purposes:

          (i) to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.04(b) or permitted to be so remitted pursuant to clause (ii) of first sentence of the second paragraph of Section 4.07(b);


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          (ii) to reimburse itself for (a) Advances and Servicing Advances to the extent of amounts received on the related Mortgage Loan which represent payments of (x) principal and/or interest respecting which any such Advance was made or (y) Condemnation Proceeds, Insurance Proceeds or Liquidation Proceeds respecting which any such Servicing Advance was made; including in connection with the modification of a Mortgage Loan to the extent that such amounts have not previously been reimbursed; or (b) any unreimbursed Advances to the extent of funds held in the Collection Account for future distribution that were not included in Available Funds for the preceding Distribution Date; provided, however, any funds so applied will be replaced by the Servicer by deposit in the Collection Account no later than one Business Day prior to the Distribution Date on which such funds are required to be distributed;

          (iii) to reimburse itself for unreimbursed Servicing Advances, any unpaid Servicing Fees and for unreimbursed Advances to the extent that such amounts are deemed to be Nonrecoverable Advances and to reimburse itself for such amounts to the extent that such amounts are nonrecoverable from the disposition of REO Property or have been written-off pursuant to
     Section 3.13;

          (iv) to reimburse itself for any amounts paid pursuant to Section 3.03 (and not otherwise previously reimbursed);

          (v) to pay to itself as servicing compensation (a) any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Servicer Remittance Date) and (b) the Servicing Fee from that portion of any payment or recovery as to interest to a particular Mortgage Loan to the extent not retained pursuant to Section 3.04(ii);

          (vi) to pay or reimburse itself for any amounts payable or paid pursuant to Section 6.03 (and not otherwise previously reimbursed) and to reimburse itself as set forth in Section 9.01(c); and

          (vii) to clear and terminate the Collection Account upon the termination of this Agreement.

     The foregoing requirements for withdrawal from the Collection Account shall be exclusive. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

     Section 3.06. Establishment of Escrow Account; Deposits in Escrow Account.

     The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. A copy of such letter agreement shall be furnished to the Trustee upon request. The Escrow Account shall be an Eligible Account.


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     The Servicer shall deposit in the Escrow Account on a daily basis within two Business Days of receipt, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and
(ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be set forth in, or in accordance with, Section 3.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by the related Mortgage Loan or Applicable Regulations, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 3.07. Permitted Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire, flood and hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or Late Collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by the related Mortgage Loan or Applicable Regulations, any interest paid on the funds deposited in the Escrow Account, (vii) to clear and terminate the Escrow Account on the termination of this Agreement, (viii) to transfer to the Collection Account any insurance proceeds or (ix) in the case of FHA Loans, for transfer to the Collection Account, fire and hazard insurance proceeds and Escrow Payments with respect to any Mortgage Loan where the FHA has directed application of such funds as a credit against the proceeds of the FHA Insurance Contract. As part of its servicing duties, the Servicer shall pay to the Mortgagor interest on funds in the Escrow Account, to the extent required by the related Mortgage Loan or Applicable Regulations, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

     In the event the Servicer shall deposit in the Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Escrow Account, any provision herein to the contrary notwithstanding.

     Section 3.08. Payment of Taxes, Insurance and Other Charges; Collections Thereunder.

     With respect to each first lien Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire, flood and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time


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appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or Applicable Regulations. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall (i) determine whether any such payments are made by the Mortgagor in a manner and at a time that is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien and (ii) ensure that all insurance required to be maintained on the Mortgaged Property pursuant to this Agreement is maintained. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage Loan being imposed, the Servicer will, promptly and to the extent required to avoid loss of the Mortgaged Property, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property. The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments.

     The Servicer, on behalf of the Trustee, as mortgagee, will maintain in full force and effect (to the extent a Mortgage Loan has a Primary Insurance Policy) a Primary Insurance Policy issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is required. Such coverage will be maintained until the Combined Loan-to-Value Ratio of the related Mortgage Loan is reduced to 80% or less. The Servicer will not cancel or refuse to renew any Primary Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such cancelled or non-renewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.14, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.04, any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05.

     Section 3.09. Transfer of Accounts.

     The Servicer may transfer the Collection Account or the Escrow Account to a different depository institution from time to time. Upon such transfer, the Servicer shall deliver to the


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Trustee and the Depositor, a certification or letter agreement, as the case may be, as required pursuant to Sections 3.04 and 3.06.

     Section 3.10. Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained for each first lien Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, (ii) the Principal Balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer or (iii) the amount required under applicable HUD/FHA regulations. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Principal Balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on the REO Property for the benefit of the Certificateholders, (x) fire and hazard insurance with extended coverage in an amount which is at least equal to the replacement cost of the improvements which are a part of such property,
(y) public liability insurance and, (z) to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05. It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such Applicable Regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a general policy rating of B:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

     Section 3.11. Maintenance of Mortgage Impairment Insurance Policy.

     In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer that has a general policy rating of B:VI or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.10 and otherwise


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complies with all other requirements of Section 3.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with
Section 3.10, and there shall have been a loss which would have been covered by such policy, deliver to the Trustee for deposit in the Distribution Account the amount not otherwise payable under the blanket policy because of such deductible clause, which amount shall not be reimbursable to the Servicer from the Trust Fund. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Trustee, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Trustee.

     Section 3.12. Fidelity Bond, Errors and Omissions Insurance.

     The Servicer shall maintain, at its own expense, a blanket fidelity bond (the "Fidelity Bond") and an errors and omissions insurance policy, with broad coverage with financially responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae MBS Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Servicer's Guide. Each year, together with the annual statement as to compliance delivered pursuant to Section 3.19, the Servicer shall cause to be delivered to the requesting party proof of coverage of the Fidelity Bond and errors and omissions insurance policy and a statement that the surety and the insurer shall endeavor to notify the Trustee within thirty (30) days prior to such Fidelity Bond and errors and omissions insurance policy's termination or material modification.

     Section 3.13. Title, Management and Disposition of REO Property and Certain Delinquent Mortgage Loans.

     (a) In the event that title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken (pursuant to a limited power of attorney to be provided by the Trustee to the Servicer) in the name of the Trustee, on behalf of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely


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affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the benefit of the Trustee.

     (b) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property before the end of the third calendar year beginning after the year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request from the Internal Revenue Service, more than 60 days before the day on which the above-mentioned grace period would otherwise expire, an extension of the above-mentioned grace period, unless the Servicer obtains an Opinion of Counsel, addressed to the Servicer and the Trustee, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not: (i) result in the imposition of any tax on "prohibited transactions" as defined in Section 860F of the Code; or (ii) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Collection Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.05.

     Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any REMIC constituting part of the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Trust Fund solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the related REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the servicing file and copies thereof shall be forwarded by the Servicer to the Trustee upon request. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders and the Trust Fund.


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     With respect to each REO Property, the Servicer shall account separately for each REO Property with respect to all funds collected and received in connection with the operation of such REO Property.

     The Servicer shall deposit or cause to be deposited, on a daily basis, within two Business Days of receipt, in the Collection Account, all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the related REO Property, including the cost of maintaining any hazard insurance pursuant to
Section 3.10 hereof and the fees of any managing agent acting on behalf of the Servicer.

     The Servicer shall furnish to the Trustee, on each Servicer Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Trustee shall reasonably request.

     The Servicer shall use its best efforts to dispose of the REO Property as promptly as is practically consistent with protecting the Certificateholders' interests.

     Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances with respect to the REO Property or the related Mortgage Loan, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the Collection Account for distribution on the succeeding Servicer Remittance Date in accordance with Section 4.01.

     Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and an Opinion of Counsel is obtained by the Servicer to the effect that such sale shall not cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC).

     (c) The Servicer may write-off any Second Lien Mortgage Loan that has been Delinquent for a period of 180 days or more.

     Section 3.14. Due-on-Sale Clauses; Assumption and Substitution Agreements.

     When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, except as set forth below, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. An Opinion of Counsel at the expense of the Servicer (which expense shall constitute a Servicing Advance) delivered to the Trustee and the Depositor to the foregoing effect shall conclusively establish the reasonableness of such belief. In such event, the Servicer shall make reasonable efforts to enter


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into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note. In addition to the foregoing, the Servicer shall not be required to enforce any "due-on-sale" clause if, in the reasonable judgment of the Servicer, entering into an assumption and modification agreement with a person to whom such Mortgaged Property shall be conveyed and releasing the original Mortgagor from liability would be in the best interests of the Certificateholders. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee (or the Custodian, as the case may be) the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee (or the Custodian, as the case may be) to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 3.15. Notification of Adjustments.

     On each Adjustment Date, the Servicer shall make Mortgage Interest Rate adjustments for each Adjustable-Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and Applicable Regulations. The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and Applicable Regulations regarding Mortgage Interest Rate adjustments. The Servicer also shall provide timely notification to the Trustee of all applicable data and information regarding such Mortgage Interest Rate adjustments and the Servicer's methods of implementing such Mortgage Interest Rate adjustments. Upon the discovery by the Servicer, the Trustee that the Servicer has failed to adjust or has incorrectly adjusted a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor; provided, however, the Servicer shall be held harmless


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with respect to any Mortgage Interest Rate adjustments made by any servicer prior to the Servicer.

     Section 3.16. Optional Purchases and Sales of Mortgage Loans by Servicer.

     The Servicer (or an affiliate of the Servicer) may, at its option, purchase a Mortgage Loan or REO Property which becomes 120 or more days Delinquent or for which the Servicer has accepted a deed in lieu of foreclosure, during the period commencing on the first day of the calendar quarter succeeding the calendar quarter in which the Initial Delinquency Date occurred with respect to such Mortgage Loan and ending on the last Business Day of such calendar quarter. If the Servicer (or an affiliate of the Servicer) does not exercise its purchase right with respect to a Mortgage Loan during the period specified in the preceding sentence, such Mortgage Loan shall thereafter again become eligible for purchase pursuant to the preceding sentence only after the Mortgage Loan ceases to be 120 days or more Delinquent and thereafter becomes 120 days Delinquent again. The "Initial Delinquency Date" of a Mortgage Loan shall mean the date on which the Mortgage Loan first became 120 days Delinquent. Prior to repurchase pursuant to this Section 3.16, the Servicer shall be required to continue to make monthly advances pursuant to Section 4.07. The Servicer shall not use any procedure in selecting Mortgage Loans to be repurchased which is materially adverse to the interests of the Certificateholders. The Servicer shall purchase such (i) delinquent Mortgage Loan at a price equal to the Principal Balance of the Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate from the date to which interest has last been paid to the Trust Fund to the date of purchase plus any unreimbursed Servicing Advances and Advances or (ii) REO Property at its fair market value as determined in good faith by the Servicer. Any such repurchase of a Mortgage Loan or REO Property pursuant to this Section 3.16 shall be accomplished by delivery to the Trustee for deposit in the Distribution Account of the amount of the purchase price. The Trustee shall immediately effectuate the conveyance of such delinquent Mortgage Loan or REO Property to the Servicer to the extent necessary, including the prompt delivery of all documentation to the Servicer.

     Section 3.17. Trustee to Cooperate; Release of Files.

     (a) Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes), the Servicer shall deliver to the Trustee (or the Custodian as the case may be) two executed copies of a completed "Request for Release" in the form of Exhibit E. Upon receipt of such Request for Release of Documents, the Trustee (or the Custodian as the case may be) shall promptly release the related Mortgage File, in trust to (i) the Servicer, or
(ii) such other party identified in the related Request for Release. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer shall direct the Trustee in writing to execute an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or


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assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

     (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any insurance policy relating to a Mortgage Loan, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon written request of the Servicer and delivery to the Trustee (or the Custodian, as the case may be) of two executed copies of a "Request for Release" in the form of Exhibit E signed by a Servicing Officer, release the related Mortgage File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer. Such receipt shall obligate the Servicer to return the Mortgage File to the Trustee (or the Custodian, as the case may be) when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a Request for Release evidencing such liquidation, the receipt shall be released by the Trustee (or the Custodian, as the case may be) to the Servicer.

     (c) Subject to Section 3.01, the Servicer shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgages,
(ii) alterations, (iii) removal, demolition or division of properties subject to Mortgages and (iv) second mortgage subordination agreements. No application for approval shall be considered by the Servicer unless: (w) it has received an Opinion of Counsel, addressed to the Trustee (which opinion shall not be an expense of the Trustee or the Trust Fund) that such sale, disposition, substitution, acquisition or contribution will not affect adversely the status of any REMIC constituting part of the Trust Fund as a REMIC or cause any REMIC constituting part of the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions; (x) the provisions of the related Note and Mortgage have been complied with; (y) the Combined Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the maximum Combined Loan-to-Value Ratio and debt-to-income ratio established in accordance with the underwriting standards of the Mortgage Loans; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Trustee of a Servicing Officer's certificate setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Servicing Officer's certificate delivered by the Servicer pursuant to this paragraph.

     Section 3.18. Servicing Compensation.

     As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan (including REO Properties). The Servicer shall be entitled to retain additional servicing compensation in the form of Prepayment Interest Excess, release fees, bad check charges, assumption fees, modification or extension fees, late payment charges, customary real estate referral fees or any other service-


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related fees, Insurance Proceeds and Liquidation Proceeds not required to be deposited in the Collection Account or the Distribution Account and similar items, to the extent collected from Mortgagors.

     Section 3.19. Annual Statement as to Compliance.

     The Servicer shall deliver or cause to be delivered, and shall cause each Subservicer engaged by the Servicer to deliver or cause to be delivered to the Depositor, the Rating Agencies and the Trustee on or before March 15th of each calendar year, commencing in 2007, an Officer's Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer or such Subservicer, as applicable, during the preceding calendar year and of performance under this Agreement, or the applicable Subservicing Agreement, as the case may be, has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer or any Subservicer, and each Subcontractor utilized by the Servicer and determined by the Servicer pursuant to Section 3.30(e) to be "participating in a servicing function" within the meaning of Item 1122 of Regulation AB, as applicable, has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officers and the nature and status thereof. Promptly after receipt of such Officer's Certificate, the Depositor shall review each such Officer's Certificate and, if applicable, consult with the Servicer as to the nature of any defaults by the Servicer or any related Subservicer in the fulfillment of the Servicer's or any related Subservicer's obligations. The obligations of the Servicer or a Subservicer under this Section apply to any Servicer that serviced a Mortgage Loan during the applicable period, whether or not the Servicer or a Subservicer is acting as the Servicer or a Subservicer at the time such Officer's Certificate is required to be delivered. For purposes of (ii) above, the Servicer or Subservicer will be entitled to rely reasonably upon a certification of any Subcontractor not affiliated with the Servicer or Subservicer. Notwithstanding anything to the contrary set forth herein, the statement required under this Section 3.19 with respect to any Subservicer or Subcontractor shall not be required to be delivered with respect to any year in which an annual report on Form 10-K for the Trust is not required to be filed pursuant to the Exchange Act.

     Section 3.20. Assessment of Compliance with Servicing Criteria; Independent Public Accountants' Attestation.

     (a) Not later than March 15th of each calendar year commencing in 2007, the Servicer and the Custodian (pursuant to the Custodial Agreement), each shall deliver, and the Servicer shall cause each Subservicer engaged by the Servicer and the Servicer shall cause each Subcontractor utilized by the Servicer and determined by the Servicer pursuant to Section 3.30(e) to be "participating in a servicing function" within the meaning of Item 1122 of Regulation AB, to deliver, and not later than March 15th of each calendar year in which the annual report on Form 10-K for the Trust contemplated by this Agreement is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, (or, if such March 15th is not a Business Day, the immediately preceding Business Day), the Trustee shall deliver, and the Trustee shall cause each Subcontractor utilized by the Trustee and determined by the Trustee to be "participating in a servicing function" within the meaning of Item 1122 of Regulation AB, to deliver, each at its own expense, to the Depositor and the Trustee, with a copy to the Rating Agencies, a report on


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an assessment of compliance with the Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that such party used the Servicing Criteria to assess compliance with the applicable Servicing Criteria,
(C) such party's assessment of compliance with the applicable Servicing Criteria as of and for the period ending the end of the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.29, setting forth any material instance of noncompliance with the applicable Servicing Criteria, and (D) a statement that a registered public accounting firm has issued an attestation report on such Person's assessment of compliance with the applicable Servicing Criteria as of and for such period. Each such assessment of compliance report shall be delivered to the Depositor and shall address each of the Servicing Criteria applicable to such party specified on a certification or side letter substantially in the form of Exhibit S hereto delivered to the Depositor on the Closing Date. Notwithstanding anything to the contrary set forth herein, the statements and attestations required under this Section 3.20 with respect to any Subservicer or Subcontractor shall not be required to be delivered with respect to any year in which an annual report on Form 10-K for the Trust is not required to be filed pursuant to the Exchange Act.

     (b) Not later than March 15th of each calendar year commencing in 2007, the Servicer and the Custodian (pursuant to the Custodial Agreement) shall, and the Servicer shall cause each Subservicer engaged by the Servicer and each Subcontractor utilized by the Servicer and determined by the Servicer pursuant to Section 3.30(e) to be "participating in a servicing function" within the meaning of Item 1122 of Regulation AB, to, cause, and not later than March 15 of each calendar year in which the Depositor's annual report on Form 10-K with respect to the transactions contemplated by this Agreement is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such March 15 is not a Business Day, the immediately preceding Business Day), the Trustee shall cause, each at its own expense, a registered public accounting firm (which may also render other services to such party) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Trustee and the Depositor, with a copy to the Rating Agencies, to the effect that (i) it has obtained a representation regarding certain matters from the management of such Person, which includes an assertion that such Person has complied with the Servicing Criteria and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by The Public Company Accounting Oversight Board, it is expressing an opinion as to whether such Person's compliance with the Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such Person's assessment of compliance with the Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. Each such related accountant's attestation report shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. Notwithstanding anything to the contrary set forth herein, the statements and attestations required under this Section
3.20 with respect to any Subservicer or Subcontractor shall not be required to be delivered with respect to any year in which an annual report on Form 10-K for the Trust is not required to be filed pursuant to the Exchange Act.

     (c) On the Closing Date, the Servicer, the Trustee and the Custodian (pursuant to the Custodial Agreement) shall furnish to the Depositor a side letter setting forth the Servicing


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Criteria, substantially in the form of Exhibit S hereto appropriately completed, to be subject of the assessment of compliance to be delivered pursuant to
Section 3.20(a) by each of them (and in the case of the Servicer, each Subservicer engaged by such Servicer and in the case of the Servicer and Trustee each Subcontractor utilized by the Servicer or the Trustee, as applicable, and determined by the Servicer pursuant to Section 3.30(e) or the Trustee, as applicable, to be "participating in a servicing function" within the meaning of
Item 1122 of Regulation AB).

     Section 3.21. Access to Certain Documentation and Information Regarding the Mortgage Loans.

     The Servicer shall provide to the Trustee, Certificateholders that are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Section 3.22. Reserved.

     Section 3.23. Obligations of the Servicer in Respect of Compensating Interest.

     Not later than the close of business on each Servicer Remittance Date, the Servicer shall deliver to the Trustee for deposit in the Distribution Account an amount ("Compensating Interest") equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans for the related Distribution Date resulting from Principal Prepayments in Full on the Mortgage Loans during the related Prepayment Period and (B) 50% of its aggregate Servicing Fee received in the related Collection Period. The Servicer shall apply Compensating Interest to offset any Prepayment Interest Shortfalls. The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest. Such amounts so remitted shall be included in the Group I Interest Remittance Amount or Group II Interest Remittance Amount, as applicable, and distributed therewith on the next Distribution Date. The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

     Section 3.24. Obligations of the Servicer in Respect of Mortgage Interest Rates and Monthly Payments.

     In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Interest Rates, Monthly Payments or Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement.


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     Section 3.25. Investment of Funds in the Collection Account and the
Distribution Account.

     (a) The Servicer may direct any depository institution maintaining the Collection Account to invest the funds in the Collection Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in the Collection Account shall be made in the name of the Trustee or the Servicer, as applicable (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account) over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in the Collection Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall at the direction of the Servicer:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Collection Account.

     (b) All income and gain realized from the investment of funds in the Collection Account shall be for the benefit of the Servicer. The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss. Funds on deposit in the Distribution Account will remain uninvested.

     (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(a)(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.


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     Except as set forth in clause (b) above with respect to the Distribution
Account, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     Section 3.26. Liability of Servicer; Indemnification.

     (a) Subject to clause (b) below and Section 6.03, the Servicer (except the Trustee if it is required to succeed the Servicer hereunder) indemnifies and holds the Trustee, the Seller, the Depositor and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor and any Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the Servicing Standards. The Servicer shall immediately notify the Trustee, the Depositor and each Certificateholder if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, Trustee, the Depositor and/or Certificateholder in respect of such claim. The provisions of this Section 3.26 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

     (b) None of the Depositor, the Seller, the Servicer, or any of the directors, officers, employees or agents of the Depositor, the Seller or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller or the Servicer or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer for a breach of the Servicing Standard, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reasons of negligent disregard of its respective obligations or duties hereunder.

     The Depositor, the Servicer, the Seller and any director, officer, employee or agent of the Depositor, the Seller or the Servicer, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder. The Depositor, the Servicer, the Seller, and any director, officer, employee or agent of the Depositor, the Seller or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred in connection with any legal action incurred by reason of its respective misfeasance, bad faith, fraud or negligence, a breach of a representation or warranty hereunder or (in the case of the Servicer) a breach of the Servicing Standard in the performance of its respective duties or by reason of negligent disregard of its respective obligations or duties hereunder. Neither the Depositor, the Seller nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement


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and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor, the Seller or the Servicer may in its discretion undertake any action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

     Section 3.27. Reports of Foreclosure and Abandonment of Mortgaged
Properties.

     On or before the last day of February of each year beginning in 2007, the Servicer shall file the reports of foreclosure and abandonment of any Mortgaged Property required by Section 6050J of the Code with the Internal Revenue Service and provide an Officer's Certificate certifying its compliance with this Section
3.27 to the Trustee. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J.

     Section 3.28. Protection of Assets.

     (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust is not authorized and has no power to:

          (1) borrow money or issue debt;

          (2) merge with another entity, reorganize, liquidate or sell assets;
     or

          (3) engage in any business or activities.

     (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

     Section 3.29. Periodic Filings.

     (a) The Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the reporting requirements of the Trust under the Exchange Act. As set forth below, the Trustee shall prepare for execution by the Depositor any Forms 10-D and shall prepare for execution by the Servicer any Forms 10-K required by the Exchange Act and the rules and regulations of the Commission thereunder, in order to permit the timely filing thereof, and the Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such Forms executed by the Depositor and Servicer (as applicable).

     (b) Each Form 10-D shall be filed by the Trustee within 15 days after each Distribution Date, including (i) a copy of the monthly statement to the Certificateholders for such Distribution Date as an exhibit thereto; and (ii) such other information as is required by Form 10-D as listed on Exhibit T-2 to the extent known by a responsible officer thereof and provided by the party listed on Exhibit T-2; provided that such information is provided to the Trustee no later than the first Business Day immediately following the related Distribution Date. The Trustee shall not be responsible for determining what information is required to be filed on Form


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10-D (unless such information is specific to the Trustee, in which case the
Trustee will be responsible for making such a determination) or for any filing that is not made on a timely basis in accordance with Regulation AB in the event that such information is not delivered to the Trustee on or prior to the first Business Day immediately following the related Determination Date. If the Trustee is unable to file a Form 10-D within 15 days after a Distribution Date, the Trustee shall prepare for execution by the Depositor and file a Form 12b-25 not later than one Business Day following the due date for such Form 10-D. Within 5 days following the filing of such Form 12b-25, the Trustee shall prepare and file the related Form 10-D.

     Prior to March 30th of each year commencing in 2007 (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Commission), the Trustee shall file a Form 10-K. Such Form 10-K shall include the information listed on Exhibit T-3 and each party, to the extent known by a responsible officer thereof, shall provide the information they are responsible for pursuant to Exhibit T-3. Such Form 10-K shall include as exhibits (i) each annual statement as to compliance described under Section 3.19 of this Agreement, (ii) the annual report on assessments of compliance and annual independent public accountant's servicing reports described under Section 3.20 of the Agreement, in each case to the extent they have been timely delivered to the Trustee. Promptly upon receipt by the Servicer of (i) (A) any Officer's Certificate relating to the Trustee's or Subservicer's annual statement as to compliance delivered pursuant to Section 3.19 of this Agreement and (B) any annual report on assessment of compliance and annual independent public accountant's servicing report, pursuant to Section 3.20 of this Agreement, the Servicer shall review such Officer's Certificate's and reports. As part of the Form 10-K required to be filed pursuant to this Section 3.29, the Servicer shall include (i) each such annual statement as to compliance, annual report on assessment of servicing compliance with servicing criteria and annual independent public accountant's servicing report required to be delivered under this Agreement. In addition, if there is any material instance of non-compliance disclosed in a report delivered pursuant to Section 3.19 or 3.20 of this Agreement, each material instance of noncompliance shall be disclosed in the Form 10-K required to be filed pursuant to this Section 3.29. If the Trustee is unable to file such Form 10-K by the applicable due date, the Trustee shall prepare for execution by the Depositor and file a Form 12b-25 not later than one Business Day following the due date for such Form 10-K. Within 5 days following the filing of such Form 12b-25, the Trustee shall prepare and file the related Form 10-K. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith. The Form 10-K shall also include a certification in the form attached hereto as Exhibit P-1, with such changes as may be necessary or appropriate as a result of changes promulgated by the Commission (the "Sarbanes Certification"), which shall, except as described below, be signed by the senior officer in charge of the servicing function of the Servicer.

     (c) In connection with the Form 10-K, the Trustee shall sign a certification (in the form attached hereto as Exhibit P-2) for the benefit of the Servicer and its officers, directors and Affiliates. Each such certification shall be delivered to the Servicer no later than March 10th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Servicer shall deliver the Sarbanes Certification to be filed to the Trustee and the Depositor no later than March 20th of each year (or if such day is not a Business Day, the immediately preceding Business Day). In the event that prior to the filing date of the Form 10-K in March of


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each year, if any party hereto has actual knowledge of information material to the Sarbanes Certification, that party shall promptly notify the Servicer and each of the other parties signing the certifications. In addition, (i) the Trustee shall, subject to Sections 8.01 and 8.02 hereof, indemnify and hold harmless the Depositor and the Servicer and any of their officers, directors, employees, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses (other than punitive damages) arising out of or based upon any breach of the Trustee's obligations under this
Section 3.29, the Trustee's negligence, bad faith or willful misconduct in connection therewith or any material misstatement in the Trustee's certification and (ii) the Servicer shall indemnify and hold harmless the Depositor and the Trustee and any of their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses (other than punitive damages) arising out of or based upon any breach of the Servicer's obligations under Section 3.19 or any material misstatement or omission in the Sarbanes Certificate. If the indemnification provided for in the preceding sentence is unavailable or insufficient to hold harmless any indemnified party, then (i) the Trustee agrees in connection with a breach of the Trustee's obligations under this Section 3.29 or the Trustee's negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities of the indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnified party, on the one hand, and the Trustee, on the other, and (ii) the Servicer agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities of such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party, on the one hand, and the Servicer, on the other hand, in connection with a breach of the Servicer's obligations under this Section 3.29.

     (d) Upon any filing with the Commission, the Trustee shall promptly deliver to the Depositor a copy of any such executed report, statement or information.

     (e) The obligations set forth in paragraphs (a) through (d) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. Prior to January 30 of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust. At any time after the filing of a Form 15 Suspension Notification, if the number of Certificateholders of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Trustee shall recommence preparing and filing reports on Form 10-K and Form 10-D as required pursuant to this Section 3.29 and the parties hereto shall have the obligations set forth in this Section.

     (f) For so long as reports are required to be filed with the Commission under the Exchange Act with respect to the Trust, each of the Depositor, the Trustee and the Servicer shall notify the Depositor, the Servicer and the Trustee in writing of any litigation (material to Certificateholders) or proceeding pending against such notifying person (or in the case of the Servicer, against the Servicer or any Subservicer engaged by it), or any affiliations or relationships that develop following the Closing Date between such notifying person, or in the


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case of the Servicer, between the Servicer or any Subservicer engaged by it) and any other party hereto or any originator, that may have to be reported on a Form 8-K, Form 10-K or Form 10-D with respect to the Trust.

     (g) The Trustee will prepare for execution by the Depositor and file Current Reports on Form 8-K in respect of the Trust at the direction of the Depositor or the Servicer, provided, that as set forth on Exhibit T-1, the Depositor, the Seller or the Servicer, to the extent known by a responsible officer thereof, shall have timely notified the Trustee of an item reportable on a Form 8-K (unless such item is specific to the Trustee, in which case the Trustee, to the extent known by a responsible officer thereof, will be deemed to have notice) and shall have delivered to the Trustee no later than two Business Days prior to the filing deadline for such Form 8-K, all information, signatures, data, and exhibits required to be provided or filed with such Form 8-K. The Trustee shall not be responsible for determining what information is required to be filed on a Form 8-K in connection with the transactions contemplated by this Agreement (unless such information is specific to the Trustee, in which case the Trustee will be responsible for making such a determination) or what events shall cause a Form 8-K to be required to be filed (unless such event is specific to the Trustee, in which case the Trustee will be responsible for causing such Form 8-K to be filed) and shall not be liable for any late filing of a Form 8-K in the event that it does not receive all information, data, signatures and exhibits required to be provided or filed on or prior to the second Business Day prior to the applicable filing deadline. If the Depositor directs that any information is to be filed with any Form 8-K, such information shall be delivered to the Trustee in EDGAR-compatible form or as otherwise agreed upon by the Trustee and the Depositor, at the Depositor's expense, and any necessary conversion to EDGAR-compatible format will be at the Depositor's expense. If the Servicer directs that any information is to be filed with any Form 8-K, such information shall be delivered to the Trustee in EDGAR-compatible form or as otherwise agreed upon by the Trustee and the Servicer, at the Servicer's expense, and any necessary conversion to EDGAR-compatible format will be at the Servicer's expense. The Servicer and the Trustee shall and each Servicer shall cause any Subservicer engaged by such Servicer to promptly notify the Depositor and the Trustee, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event of which it has knowledge.

     Section 3.30. Subservicing Agreements between the Servicer and
Subservicers.

     (a) The Servicer may enter into subservicing agreements with Subservicers, for the servicing and administration of the Mortgage Loans ("Subservicing Agreements"). The Servicer represents and warrants to the other parties hereto that, except as otherwise set forth herein, no Subservicing Agreement is in effect as of the Closing Date with respect to any Mortgage Loans required to be serviced by it hereunder. The Servicer shall give notice to the Depositor and the Trustee of any such Subservicer and Subservicing Agreement, which notice shall contain all information (including without limitation a copy of the Subservicing Agreement) reasonably necessary to enable the Trustee, pursuant to
Section 3.29(g), to accurately and timely report the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act). During the period when reports are required to be filed for the Trust under the Exchange Act, no Subservicing Agreement shall be effective until 30 days after such written notice is received by both the Depositor and the Trustee and thereafter shall be effective at the time the Servicer and any Subservicer enter into


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any such Subservicing Agreement. The Trustee shall not be required to review or consent to such Subservicing Agreements and shall have no liability in connection therewith.

     (b) Each Subservicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in Section 3.34 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer will examine each Subservicing Agreement and will be familiar with the terms thereof. The terms of any Subservicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Servicer and the Subservicers may enter into and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Trustee, without the consent of the Trustee. Any variation without the consent of the Trustee from the provisions set forth in Section 3.34 relating to insurance or priority requirements of Subservicing Accounts, or credits and charges to the Subservicing Accounts or the timing and amount of remittances by the Subservicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Trustee and the Depositor copies of all Subservicing Agreements, and any amendments or modifications thereof, within a reasonable time period after the Servicer's execution and delivery of such instruments.

     (c) As part of its servicing activities hereunder, the Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trustee, shall enforce the obligations of each Subservicer under the related Subservicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

     (d) The Servicer shall cause any Subservicer engaged by the Servicer (or by any Subservicer) for the benefit of the Depositor to comply with the provisions of this Section 3.30 and with Sections 3.19, 3.20, 6.02 and 6.04 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 3.29(f) of this Agreement. The Servicer shall be responsible for obtaining from each such Subservicer and delivering to applicable Persons any servicer compliance statement required to be delivered by such Subservicer under Section
3.19 and any


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assessment of compliance report and related accountant's attestation required to be delivered by such Subservicer under Section 3.20, in each case as and when required to be delivered.

     (e) Subject to the conditions set forth in this Section 3.30(e), the Servicer and any Subservicer engaged by the Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. As a condition to the utilization by the Servicer or any such Subservicer of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any such Subservicer) for the benefit of the Depositor to comply with the provisions of Section 3.20 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each such Subcontractor and delivering to the applicable Persons any assessment of compliance report and related accountant's attestation required to be delivered by such Subcontractor under
Section 3.20, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Servicer engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Servicer shall be responsible for determining whether such Subcontractor is a "servicer" within the meaning of Item 1101 of Regulation AB and whether any such affiliate or third-party vendor meets the criteria in Item 1108(a)(2)(i) through
(iii) of Regulation AB. If the Servicer determines, pursuant to the preceding sentence, that such Subcontractor is a "servicer" within the meaning of Item 1101 of Regulation AB and meets any of the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB, then such Subcontractor shall be deemed to be a Subservicer for purposes of this Agreement (and shall not be required to meet the requirements of a Subservicer set forth in Section 3.30(b)), the engagement of such Subservicer shall not be effective unless and until notice is given pursuant to Section 3.30(a) and the Servicer shall comply with Section 3.30(d) with respect thereto.

     (f) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     (g) Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall indemnify the Depositor, the Trustee and any director, officer, employee or agent


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of the Depositor or the Trustee and hold them harmless against any and all claims, economic losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other related costs, fees and expenses that any of them actually sustain, in each case that are likely foreseeable and directly related to any failure by the Servicer or any Subservicer engaged by such Servicer or any Subcontractor utilized by such Servicer to deliver any information, report, certification or accountants' letter when and as required under Sections 3.19, 3.20, 3.29 or 6.02, including, without limitation, any failure by the Servicer to determine correctly that any Subcontractor is "participating in the servicing function" within the meaning of
Item 1122 of Regulation AB; provided, however, the Servicer shall not be liable for any punitive damages.

     Section 3.31. Successor Subservicers.

     The Servicer shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement; provided, however, that during the period when reports are required to be filed for the Trust under the Exchange Act, the termination, resignation or removal of a Subservicer shall be not be effective until 30 days after written notice is received by both the Depositor and the Trustee that contains all information reasonably necessary to enable the Trustee, pursuant to Section 3.29(g), to accurately and timely report the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act). In the event of termination of any Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Subservicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 3.30.

     Any Subservicing Agreement shall include the provision that such agreement may be immediately terminated by the Depositor or the Trustee without fee, in accordance with the terms of this Agreement, in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to a Servicer Event of Termination).

     Section 3.32. No Contractual Relationship between Subservicers and the Trustee.

     Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee (or any successor Servicer) shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.33. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

     Section 3.33. Assumption or Termination of Subservicing Agreements by Trustee.

     In the event the Servicer at any time shall for any reason no longer be the Servicer (including by reason of the occurrence of a Servicer Event of Termination), the Trustee, or its designee or the successor Servicer if the successor is not the Trustee, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, with copies thereof provided to the Trustee or the successor Servicer if


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the successor is not the Trustee, prior to the Trustee or the successor Servicer if the successor is not the Trustee, assuming such rights and obligations, unless the Trustee elects to terminate any Subservicing Agreement in accordance with its terms as provided in Section 3.31.

     Upon such assumption, the Trustee, its designee or the successor servicer shall be deemed, subject to Section 3.31, to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if each Subservicing Agreement had been assigned to the assuming party, except that (i) the Servicer shall not thereby be relieved of any liability or obligations under any Subservicing Agreement that arose before it ceased to be the Servicer and (ii) none of the Depositor, the Trustee, their designees or any successor Servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.

     The Servicer at its expense shall, upon request of the Trustee, its designee or the successor Servicer deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     Section 3.34. Subservicing Accounts.

     In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Subservicer will be required to establish and maintain one or more segregated accounts (collectively, the "Subservicing Account"). The Subservicing Account shall be an Eligible Account and shall otherwise be acceptable to the Servicer. The Subservicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Subservicer's receipt thereof, all proceeds of Mortgage Loans received by the Subservicer less its servicing compensation to the extent permitted by the Subservicing Agreement, and shall thereafter deposit such amounts in the Subservicing Account, in no event more than two Business Days after the deposit of such funds into the clearing account. The Subservicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Subservicing Account. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Subservicer receives such payments.

                                   ARTICLE IV

                                  FLOW OF FUNDS

     Section 4.01. Interest Distributions.

     On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Group I Interest Remittance Amount and the Group II Interest Remittance Amount and apply each in the following order of priority (based upon the Mortgage Loan information provided to it


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in the Remittance Report, upon which the Trustee may conclusively rely), and the calculations required to be made by the Trustee, to the extent available:

          (i) from the Group I Interest Remittance Amount, sequentially, as follows:

               (A) to the Class A-I Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

               (B) to the Class A-I Certificates, the Interest Carry Forward Amount thereon for such Distribution Date; and

               (C) concurrently, to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates, pro rata, the Accrued Certificate Interest and Interest Carry Forward Amount thereon for such Distribution Date, to the extent not paid pursuant to clauses (ii)(A) and (ii)(B) below;

          (ii) from the Group II Interest Remittance Amount, sequentially, as follows:

               (A) concurrently, to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates, pro rata, the Accrued Certificate Interest thereon for such Distribution Date;

               (B) concurrently, to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates, pro rata, the Interest Carry Forward Amount thereon for such Distribution Date; and

               (C) to the Class A-I Certificates, the Accrued Certificate Interest and Interest Carry Forward Amount thereon for such Distribution Date, to the extent not paid pursuant to clauses (i)(A) and (i)(B) above;

          (iii) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (iv) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (v) to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (vi) to the Class M-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (vii) to the Class M-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (viii) to the Class M-6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;


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          (ix) to the Class M-7 Certificates, the Accrued Certificate Interest
     thereon for such Distribution Date;

          (x) to the Class M-8 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (xi) to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (xii) to the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (xiii) to the Class B-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

          (xiv) the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above will be applied as described under Section 4.02(b) hereof.

     Section 4.02. Distributions of Principal and Monthly Excess Cashflow
Amounts.

     (a) On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Principal Distribution Amount and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report, upon which the Trustee may conclusively rely), and the calculations required to be made by the Trustee, to the extent available:

          (i) before the Stepdown Date or on which a Trigger Event is in effect, sequentially, as follows:

               (A) concurrently, as follows:

                    (1) to the Class A-I Certificates, the Group I Senior
               Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                    (2) sequentially, to the Class A-II-1, Class A-II-2, Class
               A-II-3 and Class A-II-4 Certificates, the Group II Senior Principal Distribution Amount until the Certificate Principal Balances thereof have been reduced to zero;

               (B) concurrently, as follows:

                    (1) sequentially, to the Class A-II-1, Class A-II-2, Class
               A-II-3 and Class A-II-4 Certificates, the Group I Senior Principal Distribution Amount remaining after payment pursuant to clause (i)(A)(1) above until the Certificate Principal Balances thereof have been reduced to zero;

                    (2) to the Class A-I Certificates, the Group II Senior
               Principal Distribution Amount remaining after payment pursuant to clause (i)(A)(2)


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               above until the Certificate Principal Balance thereof has been reduced to zero;

               (C) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (D) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (E) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (F) to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (G) to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (H) to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (I) to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (J) to the Class M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (K) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (L) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (M) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

               (N) any remaining amount of the Principal Distribution Amount shall be applied as part of the Monthly Excess Cashflow Amount as set forth in Section 4.02(b).

          (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect:

               (A) concurrently, as follows:

                    (1) to the Class A-I Certificates, the Group I Senior
               Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;


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                    (2) sequentially, to the Class A-II-1, Class A-II-2, Class
               A-II-3 and Class A-II-4 Certificates, the Group II Senior Principal Distribution Amount until the Certificate Principal Balances thereof have been reduced to zero;

               (B) concurrently, as follows:

                    (1) sequentially, to the Class A-II-1, Class A-II-2, Class
               A-II-3 and Class A-II-4 Certificates, the Group I Senior Principal Distribution Amount remaining after payment pursuant to clause (ii)(A)(1) above until the Certificate Principal Balances thereof have been reduced to zero;

                    (2) to the Class A-I Certificates, the Group II Senior
               Principal Distribution Amount remaining after payment pursuant to clause (ii)(A)(2) above until the Certificate Principal Balance thereof has been reduced to zero;

               (C) to the Class M-1 Certificates, up to the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

               (D) to the Class M-2 Certificates, up to the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

               (E) to the Class M-3 Certificates, up to the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

               (F) to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

               (G) to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

               (H) to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

               (I) to the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

               (J) to the Class M-8 Certificates, up to the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;


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               (K) to the Class B-1 Certificates, up to the Class B-1 Principal
          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

               (L) to the Class B-2 Certificates, up to the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

               (M) to the Class B-3 Certificates, up to the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

               (N) any remaining amount of the Principal Distribution Amount shall be applied as part of the Monthly Excess Cashflow Amount as set forth in Section 4.02(b).

     (b) On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

          (i) to the Class A Certificates, pro rata, any remaining Accrued Certificate Interest for such Classes for such Distribution Date;

          (ii) to the Class A Certificates, pro rata, any Interest Carry Forward Amounts for such Classes for such Distribution Date;

          (iii) to fund the Extra Principal Distribution Amount for such Distribution Date;

          (iv) to the Class M-1 Certificates, any remaining Accrued Certificate Interest for such Class for such Distribution Date;

          (v) to the Class M-1 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

          (vi) to the Class M-1 Certificates, any Class M-1 Realized Loss Amortization Amount for such Distribution Date;

          (vii) to the Class M-2 Certificates, any remaining Accrued Certificate Interest for such Class for such Distribution Date;

          (viii) to the Class M-2 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

          (ix) to the Class M-2 Certificates, any Class M-2 Realized Loss Amortization Amount for such Distribution Date;

          (x) to the Class M-3 Certificates, any remaining Accrued Certificate Interest for such Class for such Distribution Date;


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          (xi) to the Class M-3 Certificates, any Interest Carry Forward Amount
     for such Class for such Distribution Date;

          (xii) to the Class M-3 Certificates, any Class M-3 Realized Loss Amortization Amount for such Distribution Date;

          (xiii) to the Class M-4 Certificates, any remaining Accrued Certificate Interest for such Class for such Distribution Date;

          (xiv) to the Class M-4 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

          (xv) to the Class M-4 Certificates, any Class M-4 Realized Loss Amortization Amount for such Distribution Date;

          (xvi) to the Class M-5 Certificates, any remaining Accrued Certificate Interest for such Class for such Distribution Date;

          (xvii) to the Class M-5 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

          (xviii) to the Class M-5 Certificates, any Class M-5 Realized Loss Amortization Amount for such Distribution Date;

          (xix) to the Class M-6 Certificates, any remaining Accrued Certificate Interest for such Class for such Distribution Date;

          (xx) to the Class M-6 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

          (xxi) to the Class M-6 Certificates, any Class M-6 Realized Loss Amortization Amount for such Distribution Date;

          (xxii) to the Class M-7 Certificates, any remaining Accrued Certificate Interest for such Class for such Distribution Date;

          (xxiii) to the Class M-7 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

          (xxiv) to the Class M-7 Certificates, any Class M-7 Realized Loss Amortization Amount for such Distribution Date;

          (xxv) to the Class M-8 Certificates, any remaining Accrued Certificate Interest for such Class for such Distribution Date;

          (xxvi) to the Class M-8 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;


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          (xxvii) to the Class M-8 Certificates, any Class M-8 Realized Loss
     Amortization Amount for such Distribution Date;

          (xxviii) to the Class B-1 Certificates, any remaining Accrued Certificate Interest for such Class for such Distribution Date;

          (xxix) to the Class B-1 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

          (xxx) to the Class B-1 Certificates, any Class B-1 Realized Loss Amortization Amount for such Distribution Date;

          (xxxi) to the Class B-2 Certificates, any remaining Accrued Certificate Interest for such Class for such Distribution Date;

          (xxxii) to the Class B-2 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

          (xxxiii) to the Class B-2 Certificates, any Class B-2 Realized Loss Amortization Amount for such Distribution Date;

          (xxxiv) to the Class B-3 Certificates, any remaining Accrued Certificate Interest for such Class for such Distribution Date;

          (xxxv) to the Class B-3 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

          (xxxvi) to the Class B-3 Certificates, any Class B-3 Realized Loss Amortization Amount for such Distribution Date;

          (xxxvii) to the Cap Carryover Reserve Account, first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates, any Cap Carryover Amount for such Class;

          (xxxviii) to the Class CE Certificates, up to the Class CE Distributable Amount for such Distribution Date;

          (xxxix) on the sixtieth Distribution Date (or the final Distribution Date, if earlier), to the holders of the Class P Certificates $100.00 in reduction of the Certificate Principal Balance of such Class.

     On each Distribution Date, there shall be distributed to the Holders of the Class R Certificates in respect of the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest and to the Class R-X Certificates in respect of the Class R-A Interest, the Class R-B Interest, the Class R-C Interest, the Class R-D Interest and the Class R-E Interest, any remaining amount in the Distribution Account on such date after the application pursuant to Sections 4.01, 4.02(a), 4.02(b)(i)-(xxxix) and 4.02(c).


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     (c) On each Distribution Date, all prepayment penalties (including amounts deposited in connection with the full or partial waiver of such prepayment penalties pursuant to Section 3.01) shall be allocated to the Class P Certificates.

     (d) Any amounts distributed to the Certificates in respect of Cap Carryover Amounts pursuant to Sections 4.02(b)(xxxvii) (to the extent such payments are not from the Cap Agreement or the Swap Agreement) shall first be deemed distributed by REMIC 3 as a distribution in respect of the REMIC 3 Class CE Interest, to REMIC A and distributed thereby as a distribution to the REMIC A Class CE Certificates as payments on notional principal contracts in the nature of interest rate cap contracts.

     (e) Any amounts distributed to the Class B-1 Certificates pursuant to
Section 4.01 or this Section 4.02, other than Cap Carryover Amounts, shall be deemed distributed by REMIC 3 in respect of the REMIC 3 Class B-1 Interest to REMIC C, and distributed thereby as a distribution in respect of the Class B-1 Certificates. Any amounts distributed to the Class B-2 Certificates pursuant to
Section 4.01 or this Section 4.02, other than Cap Carryover Amounts, shall be deemed distributed by REMIC 3 in respect of the REMIC 3 Class B-2 Interest to REMIC D, and distributed thereby as a distribution in respect of the Class B-2 Certificates. Any amounts distributed to the Class B-3 Certificates pursuant to
Section 4.01 or this Section 4.02, other than Cap Carryover Amounts, shall be deemed distributed by REMIC 3 in respect of the REMIC 3 Class B-3 Interest to REMIC E, and distributed thereby as a distribution in respect of the Class B-3 Certificates.

     (f) On each Distribution Date, Unpaid Realized Loss Amounts on the Class M and Class B Certificates will be reduced by the amount of any Subsequent Recoveries received during the related Prepayment Period in the same order as Realized Loss Amortization Amounts are paid to such Certificates pursuant to
Section 4.02(b) above.

     (g) Notwithstanding the priority of distributions set forth in Section 4.02(a)(i)(A) and (B) and Section 4.02(a)(ii)(A) and (B), on any Distribution Date on and after the Distribution Date on which the Overcollateralization Amount is zero and the Certificate Principal Balances of the Class M and Class B Certificates have been reduced to zero, any principal distributions to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates will be made pro rata, based on their Certificate Principal Balances immediately prior to such Distribution Date.

     Section 4.03. Allocation of Losses.

     Realized Losses shall be allocated against the Overcollateralization Amount until the Overcollateralization Amount has been reduced to zero. If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date and the increase of any Certificate Principal Balances as a result of Subsequent Recoveries, the aggregate Certificate Principal Balance of the Offered Certificates and the Class B Certificates exceeds the Pool Balance as of the end of the related Collection Period, after giving effect to Principal Prepayments in the related Prepayment Period, any Applied Realized Loss Amount for such Distribution Date will be allocated against the Class B-3, Class B-2, Class B-1, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, until the respective Certificate Principal Balances thereof are reduced to zero.


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     Special Hazard Losses will be allocated as described above, provided that if the cumulative amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.0% of the Pool Balance as of the Cut-off Date,
(ii) two times the amount of the principal balance of the largest Mortgage Loan as of the date of determination and (iii) an amount equal to the aggregate Principal Balances of the Mortgage Loans in the largest zip-code concentration in the State of California as of the date of determination, such excess will be allocated among the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates, pro rata, based on their respective Certificate Principal Balances. For the avoidance of doubt, any losses allocated pursuant to this paragraph shall not be reimbursed pursuant to Section 4.02(b) as Realized Loss Amortization Amounts.

     Section 4.04. Method of Distribution.

     The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Certificateholders of the Certificates, by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of such Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000 (or the aggregate Percentage Interest of which is in excess of 66% Percentage Interest in the case of the Class CE, Class P and Residual Certificates), or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

     Section 4.05. Distributions on Book-Entry Certificates.

     Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Depositor, the Servicer or the Seller shall have any responsibility therefor except as otherwise provided by applicable law.


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     Section 4.06. Statements.

     (a) On each Distribution Date, based, as applicable, on the Mortgage Loan information contained in the Remittance Report, the Trustee shall prepare and post on its website at http://www.usbank.com/abs, a statement as to the distributions made on such Distribution Date (a "Monthly Statement"):

          (i) the date of such Distribution Date and the Determination Date and LIBOR Determination Date for such Distribution Date;

          (ii) for each Class, the applicable Record Date and Interest Accrual Period;

          (iii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal or reduction of Notional Amount, separately identified;

          (iv) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest or Class CE Distributable Amount, separately identified;

          (v) the Overcollateralization Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency and the Targeted Overcollateralization Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

          (vi) the aggregate amount of servicing compensation received by the Servicer during the related Collection Period;

          (vii) the aggregate amount of Advances for the related Collection Period;

          (viii) the Pool Balance and the aggregate Principal Balance of the Mortgage Loans in each Loan Group at the close of business at the end of the related Collection Period;

          (ix) separately stated for each Loan Group, the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans as of the related Due Date;

          (x) separately stated for each Loan Group, the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 to 59 days past due on a contractual basis, (b) 60 to 89 days past due on a contractual basis, (c) 90 or more days past due on a contractual basis, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xi) separately stated for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of


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     such Mortgage Loan, the unpaid principal balance and the Principal Balance of such Mortgage Loan as of the date it became an REO Property;

          (xii) separately stated for each Loan Group, the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date, and, cumulatively, the total number and cumulative principal balance of all REO Properties as of the close of business of the last day of the preceding Collection Period;

          (xiii) separately stated for each Loan Group, the aggregate amount of Principal Prepayments made during the related Prepayment Period;

          (xiv) the aggregate amount of prepayment penalties collected (including amounts deposited in connection with the full or partial waiver of such prepayment penalties pursuant to Section 3.01) during the related Collection Period and the amounts thereof allocable to the Class P Certificates;

          (xv) separately stated for each Loan Group, the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses;

          (xvi) the Certificate Principal Balance, or Notional Amount, as applicable, of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses or Applied Realized Loss Amounts, as applicable, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses or Applied Realized Loss Amounts;

          (xvii) the Accrued Certificate Interest in respect of each Class of Fixed-Rate and Floating Rate Certificates for such Distribution Date, separately identifying the portions thereof attributable to Cap Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

          (xviii) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.23;

          (xix) the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans as of the last day of the related Collection Period;

          (xx) the amount of any Cap Payment, Net Swap Payments, Net Swap Receipts, Swap Termination Payments or Defaulted Swap Termination Payments, for such Distribution Date;

          (xxi) the amount of the Trustee Fee paid;


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          (xxii) the Cap Carryover Amounts distributed on such Distribution Date and the portion thereof constituting Cap Carryover Amounts, the amount of all Cap Carryover Amounts covered by withdrawals from the Cap Carryover Reserve Account and the Swap Account and the amounts remaining after giving effect to distributions thereof on such Distribution Date;

          (xxiii) any Overcollateralization Deficiency after giving effect to the distribution of principal on such Distribution Date;

          (xxiv) whether a Trigger Event has occurred and is continuing (including the calculation thereof and the aggregate outstanding balance of all 60+ Day Delinquent Mortgage Loans) and the cumulative Realized Losses, as a percentage of the original Pool Balance;

          (xxv) the Group I Interest Remittance Amount, the Group II Interest Remittance Amount and the Principal Remittance Amount;

          (xxvi) the rate at which interest accrues for each Class of Certificates for such Distribution Date;

          (xxvii) the Liquidation Report for such Distribution Date;

          (xxviii) the aggregate Principal Balance of Mortgage Loans purchased by the Servicer or Seller during the related Collection Period and indicating the Section of this Agreement requiring or allowing the purchase of each such Mortgage Loan;

          (xxix) the aggregate Principal Balance of the Mortgage Loans repurchased by the Servicer (or an affiliate) during the related Collection Period in connection with Section 3.16;

          (xxx) the amount of Subsequent Recoveries received during the related Prepayment Period;

          (xxxi) material breaches of Mortgage Loan representations and warranties of which the Trustee has knowledge or has received written notice; and

          (xxxii) material breaches of any covenants under this Agreement of which the Trustee has knowledge or has received written notice.

     Parties that are unable to use http://www.usbank.com/abs are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at
(651) 495-3847 and indicating such. The Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

     The Trustee may fully rely upon and shall have no liability with respect to information with respect to the Mortgage Loans provided by the Servicer.


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     In the case of information furnished pursuant to subclauses (iii) through
(v) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-off Date.

     (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (iii),
(iv), (xvii) and (xxii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

     (c) On each Distribution Date, the Trustee shall make available to the Residual Certificateholders a copy of the reports made available to the Regular Certificateholders in respect of such Distribution Date with such other information as the Trustee deems necessary or appropriate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Residual Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

     Section 4.07. Remittance Reports; Advances.

     (a) On the second Business Day following each Determination Date but in no event less than four Business Days prior to the related Distribution Date, the Servicer shall deliver to the Trustee electronically (or by such other means as the Servicer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. Not later than the close of business New York time on the Servicer Remittance Date, the Servicer shall deliver or cause to be delivered to the Trustee in addition to the information provided on the Remittance Report, such other information reasonably available to it with respect to the Mortgage Loans as the Trustee may reasonably request or order in order for the Trustee to perform the calculations necessary to make the distributions contemplated by Section 4.01, 4.02 and 4.03 and to prepare the statements to Certificateholders contemplated by Section 4.06. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

     (b) The amount of Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.07(d), the sum of (i) the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Collection Period, which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which such REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the interest portion of Monthly Payments (net of the related Servicing Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans, over the net income from such REO Property deposited in the Collection Account pursuant to Section


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3.13 for distribution on such Distribution Date. For purposes of the preceding sentence, the Monthly Payment on each Balloon Mortgage Loan with a delinquent Balloon Payment is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for the such Balloon Mortgage Loan. The Servicer shall not make any Advances with respect to the principal portion of the Monthly Payments that would have been due on the related Due Date with respect to REO Properties and is required to advance only interest payments with respect to Second Lien Mortgage Loans.

     On or before the close of business New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.07, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. In addition, the Servicer shall have the right to reimburse itself for any Advances previously made from amounts held from time to time in the Collection Account for future distribution pursuant to Section 3.05(ii). Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Interest Remittance Amount and Principal Remittance Amount for the related Distribution Date (determined without regard to Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to
Section 4.01 and 4.02 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances. The Trustee will provide notice to the Servicer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trustee on such date is less than the Advances required to be made by the Servicer for the related Distribution Date, as set forth in the related Remittance Report.

     (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until the earlier of such time as the Trust acquires title to the related Mortgaged Property or such Mortgage Loan is paid in full by the Mortgagor or disposed of by the Trust, or until the recovery of all Liquidation Proceeds thereon.

     (d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Depositor and the Trustee.


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     Section 4.08. REMIC 1 Distributions.

     (a) On each Distribution Date, the Trustee shall be deemed to cause in the following order of priority, the following amounts to be distributed to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Distribution Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-1 Interest ), as the case may be:

          (i) to Holders of REMIC 1 Regular Interest I and each of REMIC 1 Regular Interest I-1-A through I-47-B, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC 1 Regular Interests for such Distribution Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

          (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, payments of principal shall be allocated as follows: first, to REMIC 1 Regular Interest I, then to REMIC 1 Regular Interests I-1-A through I-47-B starting with the lowest numerical denomination until the Uncertificated Principal Balance of each such REMIC 1 Regular Interest is reduced to zero, provided that, for REMIC 1 Regular Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such REMIC 1 Regular Interests, and second, to the extent of any Overcollateralization Release Amounts to REMIC 1 Regular Interest I until the Uncertificated Principal Balance of such REMIC 1 Regular Interest is reduced to zero, then to REMIC 1 Regular Interests I-1-A through I-47-B starting with the lowest numerical denomination until the Uncertificated Principal Balance of each such REMIC 1 Regular Interest is reduced to zero; and

          (iii) to the Holders of REMIC 1 Regular Interest I-47-B, all amounts representing prepayment penalties in respect of the Mortgage Loans received during the related Prepayment Period.

     (b) On each Distribution Date, the Trustee shall cause in the following order of priority, the following amounts to be distributed by REMIC 2 to REMIC 3 on account of the REMIC 2 Regular Interests or withdrawn from the Distribution Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-2 Interest), as the case may be:

          (i) first, to the Holders of REMIC 2 Regular Interest LT2IO, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC 2 Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and second, to Holders of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2, REMIC 2 Regular Interest LT2B3, REMIC 2 Regular Interest LT2P and REMIC 2 Regular Interest LT2ZZ, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in


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     respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC 2 Regular Interest LT2ZZ shall be reduced and deferred when the REMIC 2 Overcollateralized Amount is less than the REMIC 2 Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum LT2ZZ Uncertificated Accrued Interest Deferral Amount and such amount will be payable to the Holders of REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2 and REMIC 2 Regular Interest LT2B3, in the same proportion as the Overcollateralization Deficiency is allocated to the Corresponding Certificates and the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2ZZ shall be increased by such amount;

          (ii) to the Holders of REMIC 2 Regular Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

               (A) to REMIC 2 Regular Interest LT2AA, 98.00% of such remainder, until the Uncertificated Principal Balance of such Uncertificated REMIC 2 Regular Interest is reduced to zero provided, however, that REMIC 2 Regular Interest LT2P shall not be reduced until the sixtieth Distribution Date immediately following the expiration of the latest prepayment penalty or any Distribution Date thereafter, at which point such amount shall be distributed to REMIC 2 Regular Interest LT2P, until $100 has been distributed pursuant to this clause;

               (B) to REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, and REMIC 2 Regular Interest LT2B2, REMIC 2 Regular Interest LT2B3, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balances of such REMIC 2 Regular Interests are reduced to zero; then

               (C) to REMIC 2 Regular Interest LT2ZZ, 1.00% of such remainder, until the Uncertificated Principal Balance of such REMIC 2 Regular Interest is reduced to zero;


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               (D) any remaining amount to the Holders of the Class R
          Certificates (in respect of the Class R-2 Interest);

     provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to an Aggregate Overcollateralization Release Amount shall be allocated to (i) REMIC 2 Regular Interest LT2AA and REMIC 2 Regular Interest LT2P and (ii) REMIC 2 Regular Interest LT2ZZ, respectively.

On each Distribution Date, 100% of the amounts distributed on REMIC 2 Regular Interest LT2IO shall be deemed distributed by REMIC 3 in respect of the Class SWAP-IO Interest. Such amounts shall be deemed distributed by REMIC 3 to the Supplemental Interest Trust for deposit into the Swap Account. Other amounts deemed distributed by REMIC 2 to REMIC 3 shall be deemed distributed with respect to REMIC 3 Regular Interests (other than the Class SWAP-IO Interest) so as to (i) pay the Uncertificated Accrued Interest on such REMIC 3 Regular Interests and (ii) reduce the Certificate Principal Balance of each such REMIC 3 Regular Interest to the extent necessary so that it equals the Certificate Principal Balance of the corresponding Class of Certificates. Any remaining amounts will be deemed distributed with respect to the Class R-3 Interest.

          (c) The Trustee shall be deemed to cause the following allocation of losses:

               (i) (A) For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 1 Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Servicer) and any Relief Act Interest Shortfalls shall be allocated first, to REMIC 1 Regular Interest I and to the REMIC 1 Regular Interests ending with the designation "B", pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC 1 Regular Interest, and then, to REMIC 1 Regular Interests ending with the designation "A", pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC 1 Regular Interest.

                    (B) The aggregate amount of any Relief Act Interest
               Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to (i) REMIC 2 Regular Interest LT2AA and REMIC 2 Regular Interest LT2P and (ii) REMIC 2 Regular Interest LT2ZZ up to an aggregate amount equal to the REMIC 2 Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2AI, REMIC 2 Regular Interest LT2AII1, REMIC 2 Regular Interest LT2AII2, REMIC 2 Regular Interest LT2AII3, REMIC 2 Regular Interest LT2AII4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest


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               LT2B2 and REMIC 2 Regular Interest LT2B3, pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 2 Pass-Through Rate on the respective Uncertificated Principal Balance of each such REMIC 2 Regular Interest;

                    (C) The aggregate amount of any any Relief Act Shortfalls
               incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated to the REMIC 3 Regular Interests (other than the Class SWAP-IO Interest) pro rata based on, and to the extent of, the Uncertificated Accrued Interest for such REMIC 3 Regular Interest for such Distribution Date.

               (ii) (A) All Realized Losses on the Mortgage Loans shall be allocated on each Distribution Date first, to REMIC 1 Regular Interest I until the Uncertificated Principal Balance of such REMIC 1 Regular Interest has been reduced to zero and second, to REMIC 1 Regular Interest I-1-A through REMIC 1 Regular Interest I-47-B, starting with the lowest numerical denomination until such REMIC 2 Regular Interest has been reduced to zero, provided that, for REMIC 2 Regular Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC 1 Regular Interests.

                    (B) All Realized Losses on the Mortgage Loans shall be
               allocated by the Trustee on each Distribution Date to the following REMIC 2 Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to
               (i) REMIC 2 Regular Interest LT2AA and REMIC 2 Regular Interest LT2P and (ii) REMIC 2 Regular Interest LT2ZZ up to an aggregate amount equal to the REMIC 2 Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA and REMIC 2 Regular Interest LT2ZZ up to an aggregate amount equal to the REMIC 2 Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2B3 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2B3 has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2B2 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2B2 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2B1 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2B1 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M8 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M8 has been reduced to zero; seventh, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M7 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated


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               Principal Balance of REMIC 2 Regular Interest LT2M7 has been reduced to zero; eigth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M6 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M6 has been reduced to zero; ninth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M5 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M5 has been reduced to zero; tenth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M4 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M4 has been reduced to zero; eleventh, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M3 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M3 has been reduced to zero; twelfth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M2 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M2 has been reduced to zero; and thirteenth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M2 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2M1 has been reduced to zero.

                    (C) All Realized Losses on the Mortgage Loans shall be
               allocated by the Trustee on each Distribution Date to the REMIC 3 Regular Interests such that the Certificate Principal Balance of each such REMIC 3 Regular Interest equals the Certificate Principal Balance of the corresponding Class of Certificates.

     (d) On each Distribution Date, all amounts representing prepayment penalities will be distributed from REMIC 2 Regular Interest LT2P to the holder of the Class P Interest. Such amount shall not reduce the Certificate Balance of the Class P Interest.

     (e) All distributions in respect of the Class CE, Class P, Class B-1, Class B-2 and Class B-3 Certificates shall be treated as having been made first from REMIC 2 to the Corresponding Class of Uncertificated Lower-Tier Interest issued from REMIC 3 and then to the Class C, Class P, Class B-1, Class B-2 and Class B-3 Certificates by REMIC A, REMIC B, REMIC C, REMIC D and REMIC E, respectively. Any remaining amounts from any of REMIC A, REMIC B, REMIC C, REMIC D and REMIC E shall be distributed to the Class R-X Certificates, respectively.

     (f) Notwithstanding anything to the contrary contained herein, the above distributions in this Section 4.08 (other than on the Certificates are deemed distributions, and distributions of funds from the Distribution Account shall be made only in accordance with Sections 4.01 and 4.02 hereof.


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     Section 4.09. Supplemental Interest Trust.

     (a) A separate trust is hereby established (the "Supplemental Interest Trust"), the corpus of which shall be held by the Supplemental Interest Trust Trustee, in trust, for the benefit of the holders of the Offered Certificates and the Class CE Certificates. On the Closing Date, the Supplemental Interest Trust Trustee shall establish and maintain in its name, two separate accounts for the benefit of the holders of the Certificates (the "Cap Account" and the "Swap Account"). Funds on deposit in the Cap Account and Swap Account shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trust held pursuant to this Agreement.

     On any Distribution Date, Cap Payments for such Distribution Date will be deposited into the Cap Account and Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that Distribution Date will be deposited into the Swap Account. Funds in the Cap Account and Swap Account will be distributed in the following order of priority:

          (i) to the Swap Provider, all Net Swap Payments, if any, owed to the Swap Provider for such Distribution Date;

          (ii) to the Swap Provider, any Swap Termination Payment, other than a Defaulted Swap Termination Payment, if any, owed to the Swap Provider;

          (iii) concurrently, to the Class A Certificates, on a pro rata basis, any remaining applicable Accrued Certificate Interest and Interest Carry Forward Amounts for such Distribution Date to the extent unpaid from Interest Remittance Amounts and Monthly Excess Cashflow Amounts;

          (iv) sequentially, to each Class of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, any remaining Accrued Certificate Interest and Interest Carry Forward Amounts for such Distribution Date to the extent unpaid from Interest Remittance Amounts and Monthly Excess Cashflow Amounts;

          (v) to the Class A-I, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates, to pay principal as described in Section 4.02(a), as applicable, in order to maintain amounts in respect of the Targeted Overcollateralization Amount, after giving effect to distributions of the Principal Distribution Amount for each such Class;

          (vi) sequentially, to each Class of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, any remaining Unpaid Realized Loss Amount for such Distribution Date;

          (vii) first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, any Cap Carryover Amount for such Classes;


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          (viii) to the Supplemental Interest Trust, to fund any Defaulted Swap
     Termination Payment, to the extent not already paid; and

          (ix) to the Class CE Certificates, any remaining amounts.

     Upon the occurrence of an "Early Termination Date" under the Swap Agreement or the Cap Agreement, and at the direction of the Depositor, the Supplemental Interest Trust Trustee shall use reasonable efforts to replace the Swap Agreement or the Cap Agreement, as the case may be, with one that is furnished by a replacement for the Swap Provider or the Cap Provider, as applicable, acceptable to each Rating Agency, and the Supplemental Interest Trust Trustee shall hold in trust any amount that is paid to it by the Swap Provider or the Cap Provider, as the case may be, in respect of any such "Early Termination Date" and apply such amount to the purchase of the related replacement. If such amount is insufficient to purchase a replacement for the Swap Agreement or the Cap Agreement, as applicable, the Supplemental Interest Trust Trustee shall apply such amount to replace so much of the Swap Agreement or the Cap Agreement, as applicable, as it is possible to replace with such amount. If the Swap Provider or the Cap Provider, as applicable, transfers its rights and obligations under the Swap Agreement or the Cap Agreement, as the case may be, to another party in accordance therewith or the Supplemental Interest Trust Trustee replaces the Swap Agreement or the Cap Agreement with one that is furnished by a replacement for the Swap Provider or the Cap Provider, as the case may be, acceptable to each Rating Agency in accordance with this Agreement, then the Supplemental Interest Trust Trustee shall execute and deliver the related replacement for or novation of the Swap Agreement or the Cap Agreement, as applicable.

     Notwithstanding the foregoing, if any portion of the amount that is paid to the Supplemental Interest Trust Trustee by the Swap Provider or the Cap Provider in respect of any "Early Termination Date" cannot be used to find a replacment Swap Agreement or Cap Agreement, as the case may be (either because a replacement for the Swap Agreement or the Cap Agreement, as the case may be, is not available or such amount exceeds the amount necessary to purchase such replacement), the Supplemental Interest Trust Trustee shall (i) in the case of the Swap Agreement, deposit such amount into a reserve account that is a sub-account of the Swap Account and on each subsequent Distribution Date (so long as funds are available in such reserve account), withdraw from the reserve account and deposit into the Swap Account an amount equal to the amount of any Net Swap Receipt due the Supplemental Interest Trust (calculated in accordance with the terms of the original Swap Agreement) and treat such amount as a Net Swap Receipt for purposes of determining the distributions from the Swap Account or (ii) in the case of the Cap Agreement, deposit such amount into a reserve account that is a sub-account of the Cap Account and on each subsequent Distribution Date (so long as funds are available in such reserve account), withdraw from the reserve account and deposit into the Cap Account an amount equal to the amount of any Cap Payment due the Supplemental Interest Trust (calculated in accordance with the terms of the original Cap Agreement) and treat such amount as a Cap Payment for purposes of determining the distributions from the Cap Account. Upon termination of the Trust, any amounts remaining in the Swap Account and the Cap Account shall be distributed pursuant to the priorities set forth in this Section 4.09.

     (b) For federal income tax purposes, each of the Swap Account and the Cap Account shall be owned by the majority Holder of the Class CE Certificates.


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     (c) The Trustee shall treat the Holders of Certificates (other than the
Class P, Class CE, Class R and Class R-X Certificates) as having entered into a notional principal contract with respect to the Holders of the Class CE Certificates. Pursuant to each such notional principal contract, all Holders of Certificates (other than the Class P, Class CE, Class R and Class R-X Certificates) shall be treated as having agreed to pay, on each Distribution Date, to the Holder of the Class CE Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the REMIC 3 Regular Interest corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a "Class SWAP-IO Distribution Amount"). A Class Swap-IO Distribution Amount payable from interest collections shall be allocated pro rata among such Certificates based on the excess of (a) the amount of interest otherwise payable to such Certificates over (ii) the amount of interest payable to such Certificates at a per annum rate equal to the Rate Cap, and a Class SWAP-IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holder of the Class CE Certificates shall be treated as having agreed to pay Cap Carryover Amounts to the Holders of the Certificates (other than the Class CE, Class P, Class R and Class R-X Certificates) in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the Certificates (other than the Class CE, Class P, Class R and Class R-X Certificates) of a Class SWAP-IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such Certificates in respect of the corresponding REMIC 3 Regular Interest and as having been paid by such Holders to the Supplemental Interest Trust Trustee pursuant to the notional principal contract. Thus, each Certificate (other than the Class P, Class R and Class R-X Certificates) shall be treated as representing not only ownership of a REMIC 3 Regular Interest, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

     (d) For federal income tax purposes, each holder of a Class A, Class M and Class B Certificate is deemed to own an undivided beneficial ownership interest in a REMIC 3 Regular Interest and the right to receive payments from either the Cap Carryover Reserve Account or the Supplemental Interest Trust Swap Account or Cap Account in respect of the Cap Carryover Amount or the obligation to make payments to the Supplemental Interest Trust in respect of the Class SWAP-IO Distribution Amount or Swap Termination Payment. For federal income tax purposes, the Trustee will account for payments to each Class A, Class M and Class B Certificate as follows: each Class A, Class M and Class B Certificate will be treated as receiving their entire payment from the corresponding REMIC 3 Regular Interest (regardless of any Swap Termination Payment, Class SWAP-IO Distribution Amount or obligation under the Swap Agreement) and subsequently paying their portion of any Swap Termination Payment or Class SWAP-IO Distribution Amount in respect of each such Class' obligation under the Swap Agreement. In the event that any such Class is resecuritized in another REMIC, the obligation under the Swap Agreement to pay any such Swap Termination Payment (or any shortfall in the Net Swap Payment), will be made by one or more of the REMIC regular interests issued by the resecuritization REMIC subsequent to such REMIC regular interest receiving its full payment from any such Class A, Class B or Class M Certificate. Resecuritization of any Class A, Class B


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     or Class M Certificate in a REMIC will be permissible only if the Trustee hereunder is the trustee in such resecuritization.

     (e) The REMIC 3 Regular Interest corresponding to a Class A or Class M Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the certificate to which it corresponds, except that the maximum interest rate payable on that REMIC 3 Regular Interest will equal the "Class Interest Rate" designated in the Preliminary Statement. As a result of the foregoing, the amount of distributions and taxable income on the REMIC 3 Regular Interest corresponding to a Class A or Class M Certificate may exceed the actual amount of distributions on the Class A or Class M Certificate.

                                   ARTICLE V

                                THE CERTIFICATES

     Section 5.01. The Certificates.

     Each of the Class A-I, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class CE, Class P, Class R and Class R-X Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed by the Trustee and authenticated and delivered by the Certificate Registrar to or upon the receipt of a Written Order to Authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. Each Class of the Offered Certificates and the Class B Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $100,000 and integral multiples of $1 in excess thereof. The minimum denomination for each of the Class P and Class CE Certificates will be a 1% Percentage Interest in such Class, and the minimum denomination for the Class R and Class R-X Certificates shall be 100% Percentage Interest in such Class.

     The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Certificate Registrar substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 5.02(c), the Offered Certificates and the Class B Certificates shall be Book-Entry Certificates. The Class CE, Class P, Class R and Class R-X Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.


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     Section 5.02. Registration of Transfer and Exchange of Certificates.

     (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office of the Trustee a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Trustee as Certificate Registrar shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14, 8.15 and 8.16 shall apply to the Certificate
Registrar to the same extent as they apply to the Trustee. Any Certificate Registrar appointed in accordance with this Section 5.02(a) may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Servicer and the Depositor, such resignation to become effective upon appointment of a successor Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Residual Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to the Depository, the initial Depository, by, or on behalf of, the Depositor; or to, and deposited with the Certificate Custodian, on behalf of the Depository, if directed to do so pursuant to instructions from the Depository. Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:
(i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes


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of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and their agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

     (c) If the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and the Trustee or the Depositor is unable to locate a qualified successor, the Trustee shall notify all Certificate Owners of Book-Entry Certificates, through the Depository, of the occurrence of such event and of the availability of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Seller's expense, execute on behalf of the Trust and the Certificate Registrar shall authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (d) No transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, other than the initial transfer of the Private Certificates by the Depositor, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Certificate Registrar, in substantially the form attached hereto as Exhibit J-2) under the 1933 Act, the Certificate Registrar and the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Certificate Registrar, the


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Trustee or the Depositor or (ii) the Certificate Registrar shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit L) and the transferee to execute an investment letter in substantially the form attached hereto as Exhibit J-1 or J-2 acceptable to and in form and substance reasonably satisfactory to the Depositor and the Certificate Registrar certifying to the Depositor and the Certificate Registrar the facts surrounding such transfer, which investment letter shall not be an expense of the Certificate Registrar or the Depositor. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. For purposes of this Section 5.02(d) the representations required in any transferor certificate (substantially in the form of Exhibit L hereto) and any investment letter (substantially in the form of Exhibit J-1 or J-2 hereto) shall be deemed to have been made in connection with the transfer of any Private Certificate that is a Book-Entry Certificate.

     For so long as the Supplemental Interest Trust is in existence, each beneficial owner of a Class A Certificate or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate, or interest therein, that either (i) it is not a Plan nor a person acting on behalf of any such Plan or using the Assets of any such Plan or (ii)
(A) it is an accredited investor within the meaning of the Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto) and (B) the acquisition and holding of such certificate and the separate right to receive payments from the Supplement Interest Trust are eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption 84-14 (for transactions by independent "qualified professional asset managers"), 91-38 (for transactions by bank collective investment funds), 90-1 (for transactions by insurance company pooled separate accounts), 95-60 (for transactions by insurance company general accounts) or 96-23 (for transactions effected by "in-house asset managers").

     No transfer of an ERISA-Restricted Certificate, other than the initial transfer of the Private Certificates by the Depositor, shall be made unless the Certificate Registrar shall have received a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor (such requirement is satisfied only by the Certificate Registrar's receipt of a representation letter from the transferee substantially in the form of Exhibit I hereto, as appropriate), to the effect that such transferee (i) is not an employee benefit plan or arrangement subject to Title I of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code (each, a "Plan"), nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect such transfer or (ii) (except in the case of a Class R, Class R-X, Class P or Class CE Certificate) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) (except in the case of the Class R Certificate) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other


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person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Certificate Registrar, to the effect that the purchase or holding of such ERISA Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject any party to the Pooling and Servicing Agreement to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor.

     Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA, Section 4975 of the Code or Similar Law without the delivery to the Certificate Registrar of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

     Any representations required to be made with in subsection (i) and (ii) above in the case of an ERISA-Restricted Certificate or with respect to the Class A Certificates and the Supplemental Interest Trust which is also a Book-Entry Certificate shall be deemed to have been made by the acquisition of such Certificate.

     Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

          (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Certificate Registrar shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

               A. an affidavit in the form of Exhibit K hereto from the proposed transferee to the effect that, among other things, such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual


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          Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

               B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

          (iv) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Certificate Registrar received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

          (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Certificate Registrar shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Residual Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and
     (6) of the Code, information needed to compute the tax imposed under
     Section 860E(e)(5) of the Code on transfers of residual interests to disqualified


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organizations. The Trustee shall be entitled to reasonable compensation for providing such information from the person to whom it is provided.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Certificate Registrar, in form and substance satisfactory to the Certificate Registrar, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC created hereunder to fail to qualify as a REMIC.

     (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

     Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 5.04. Persons Deemed Owners.

         The Servicer, the Depositor, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Depositor, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and 4.02 and for all other purposes whatsoever, and none of the Servicer, the Trust, the Trustee, any Paying Agent nor any agent of any of them shall be affected by notice to the contrary.


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     Section 5.05. Appointment of Paying Agent.

     The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 4.01 and 4.02 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Collection Account pursuant to Section 3.05 and for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor and the Rating Agencies. The Trustee as Paying Agent shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14, 8.15 and 8.16 shall apply to the Paying Agent to the same extent as they apply to the Trustee. Any Paying Agent appointed in accordance with this Section 5.05 may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Servicer and the Depositor, such resignation to become effective upon appointment of a successor Paying Agent.

                                   ARTICLE VI

                   THE SELLER, THE SERVICER AND THE DEPOSITOR

     Section 6.01. Liability of the Seller, the Servicer and the Depositor.

     The Seller and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or Servicer, as the case may be, herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

     Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Seller, the Servicer or the Depositor.

     Any entity into which the Seller, the Servicer or the Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Seller, the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Seller, the Servicer or the Depositor, shall be the successor of the Seller, the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor Servicer.

         As a condition to the succession to the Servicer under this Agreement by any Person (i) into which a Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to a Servicer, such Servicer shall provide to the Depositor, at least 30 calendar days (or 10 Business Days in the case of the appointment of the Servicing Rights Pledgee or its designee


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as successor servicer); provided, however that the 30 calendar days or 10
Business Days notice period shall not apply once the Depositor is not required to file reports pursuant to the Exchange Act) prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary to enable the Trustee, pursuant to Section 3.29(g), to accurately and timely report the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

     Section 6.03. Limitation on Liability of the Servicer and Others.

     Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder; provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Liquidation Proceeds (in excess of related liquidation expenses) realized with respect to the related Mortgage Loan. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to pay such expenses from the proceeds of the Trust or to be reimbursed therefor pursuant to Section 3.05 upon presentation to the Trustee of documentation of such expenses, costs and liabilities. The Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Servicer solely in its capacity as Servicer hereunder and in no other capacities.

     Section 6.04. Servicer Not to Resign.

     Subject to the provisions of Section 7.01, the second paragraph of Section 7.02, Section 6.02 and the second paragraph of Section 6.04, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in


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material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee; and (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Regular Certificates or the ratings that are in effect; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Trustee shall have assumed the Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.

     Notwithstanding anything to the contrary set forth above, the Trustee and the Depositor hereby specifically (i) consent to the pledge and assignment by the Servicer of all the Servicer's right, title and interest in, to and under this Agreement to the Servicing Rights Pledgee, for the benefit of certain lenders, and (ii) provided that no Servicer Event of Termination exists, agree that upon delivery to the Trustee by the Servicing Rights Pledgee of a letter signed by the Servicer whereunder the Servicer shall resign as Servicer under this Agreement, the Trustee shall appoint the Servicing Rights Pledgee or its designee as successor Servicer, provided that at the time of such appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer pursuant to Section 7.02(a) and agrees to be subject to the terms of this Agreement. If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor.

     Section 6.05. Advance Facility.

     (a) The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility"), the documentation for which complies with Section 6.05(e) below, under which (1) the Servicer assigns or pledges its rights under this Agreement to be reimbursed for any or all Advances and/or Servicing Advances to (i) a Person, which may be a special-purpose bankruptcy-remote entity (an "SPV"), (ii) a Person, which may simultaneously assign or pledge such rights to an SPV or (iii) a lender (a "Lender"), which, in the case of any Person or SPV of the type described in either of the preceding clauses (i) or (ii), may directly or through other assignees and/or pledgees, assign or pledge such rights to a Person, which may include a trustee acting on behalf of holders of debt instruments (any such Person or any such Lender, an "Advance Financing Person"), and/or (2) an Advance Financing Person agrees to fund all the Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Trustee, Certificateholders or any other party shall be required before the Servicer may enter into an Advance Facility nor shall the Trustee or the


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Certificateholders be a third party beneficiary of any obligation of an Advance
Financing Person to the Servicer. Notwithstanding the existence of any Advance Facility under which an Advance Financing Person agrees to fund Advances and/or Servicing Advances, (A) the Servicer (i) shall remain obligated pursuant to this Agreement to make Advances and/or Servicing Advances pursuant to and as required by this Agreement and (ii) shall not be relieved of such obligations by virtue of such Advance Facility and (B) neither the Advance Financing Person nor any Servicer's Assignee (as hereinafter defined) shall have any right to proceed against or otherwise contact any Mortgagor for the purpose of collecting any payment that may be due with respect to any related Mortgage Loan or enforcing any covenant of such Mortgagor under the related Mortgage Loan documents.

     (b) If the Servicer enters into an Advance Facility, the Servicer and the related Advance Financing Person shall deliver to the Trustee at the address set forth in Section 11.05 hereof a written notice (an "Advance Facility Notice"), stating (a) the identity of the Advance Financing Person and (b) the identity of the Person (the "Servicer's Assignee") that will, subject to Section 6.05(c) hereof, have the right to make withdrawals from the Collection Account pursuant to Section 3.05 hereof to reimburse previously unreimbursed Advances and/or Servicing Advances ("Advance Reimbursement Amounts"). Advance Reimbursement Amounts (i) shall consist solely of amounts in respect of Advances and/or Servicing Advances for which the Servicer would be permitted to reimburse itself in accordance with Section 3.05 hereof, assuming the Servicer had made the related Advance(s) and/or Servicing Advance(s) and (ii) shall not consist of amounts payable to a successor Servicer in accordance with Section 3.05 hereof to the extent permitted under Section 6.05(e) below.

     (c) Notwithstanding the existence of an Advance Facility, the Servicer, on behalf of the Advance Financing Person, shall be entitled to receive reimbursements of Advances and/or Servicing Advances in accordance with Section
3.05 hereof, which entitlement may be terminated by the Advance Financing Person pursuant to a written notice to the Trustee in the manner set forth in Section
11.05 hereof. Upon receipt of such written notice, the Servicer shall no longer be entitled to receive reimbursement for any Advance Reimbursement Amounts and the Servicer's Assignee shall immediately have the right to receive from the Collection Account all Advance Reimbursement Amounts. Notwithstanding the foregoing, and for the avoidance of doubt, (i) the Servicer and/or the Servicer's Assignee shall only be entitled to reimbursement of Advance Reimbursement Amounts hereunder pursuant to Section 3.05 of this Agreement and shall not otherwise be entitled to make withdrawals of, or receive, Advance Reimbursement Amounts that shall be deposited in the Distribution Account pursuant to Section 3.04(b) hereof, and (ii) none of the Trustee or the Certificateholders shall have any right to, or otherwise be entitled to, receive any Advance Reimbursement Amounts to which the Servicer or Servicer's Assignee, as applicable, shall be entitled pursuant to Section 3.05 hereof. Without limiting the foregoing, none of the Trustee or the Certificateholders shall have any right to set off against Advance Reimbursement Amounts hereunder. An Advance Facility may be terminated by the joint written direction of the Servicer and the related Advance Financing Person. Written notice of such termination shall be delivered to the Trustee in the manner set forth in Section 11.05 hereof. The Trustee shall have no duty or liability with respect to the calculation of any Advance Reimbursement Amount and shall be entitled to rely without independent investigation on the Advance Facility Notice and on such Servicer's report of the amount of Advance Reimbursement Amounts and Servicing Advance Reimbursement
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the remittance from such Servicer to the Trustee pursuant to Section 4.07. Such
Servicer shall maintain and provide to any successor Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advance Financing Person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

     (d) [Reserved].

     (e) As between a predecessor Servicer and its Advance Financing Person, on the one hand, and a successor Servicer and its Advance Financing Person, if any, on the other hand, Advance Reimbursement Amounts on a loan-by-loan basis with respect to each Mortgage Loan as to which an Advance and/or Servicing Advance shall have been made and be outstanding shall be allocated on a "first-in, first out" basis. In the event the Servicer's Assignee shall have received some or all of an Advance Reimbursement Amount related to Advances and/or Servicing Advances that were made by a Person other than such predecessor Servicer or its related Advance Financing Person in error, then such Servicer's Assignee shall be required to remit any portion of such Advance Reimbursement Amount to each Person entitled to such portion of such Advance Reimbursement Amount. Without limiting the generality of the foregoing, the Servicer shall remain entitled to be reimbursed by the Advance Financing Person for all Advances and/or Servicing Advances funded by the Servicer to the extent the related Advance Reimbursement Amounts have not been assigned or pledged to such Advance Financing Person or Servicer's Assignee.

     (f) For purposes of any certification of a Servicing Officer of the Servicer made pursuant to Section 4.07(d), any Nonrecoverable Advance referred to therein may have been made by such Servicer or any predecessor Servicer. In making its determination that any Advance or Servicing Advance theretofore made has become a Nonrecoverable Advance, the Servicer shall apply the same criteria in making such determination regardless of whether such Advance or Servicing Advance shall have been made by the Servicer or any predecessor Servicer.

     (g) The Trustee shall not, as a result of the existence of any Advance Facility, have any additional responsibility to track or monitor Advance Reimbursement Amounts or any Advance Facility, and, except as expressly provided in Section 6.05(c) above, is not and shall not be obligated to make any payment with respect to any Advance Reimbursement Amount. The Servicer hereby indemnifies the Trustee, the Trust Fund and any successor Servicer, as applicable, from and against any claims, losses, liabilities or damages resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Trustee or the successor Servicer, or failure by the successor Servicer or the Trustee to remit funds as required by this Agreement or the commission of an act or omission to act by the successor Servicer or the Trustee, and the passage of any applicable cure or grace period, such that a Servicer Event of Termination under this Agreement occurs or such entity is subject to termination for cause under this Agreement.


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                                   ARTICLE VII

                                     DEFAULT

     Section 7.01. Servicer Events of Termination.

     (a) If any one of the following events (each, a "Servicer Event of Termination") shall occur and be continuing:

          (i) (A) The failure by the Servicer to make any required Advance; or
     (B) any other failure by the Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights; or

          (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights or (B) actual knowledge of such failure by a Servicing Officer of the Servicer; or

          (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

          (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or


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          (v) The aggregate amount of cumulative Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the Pool Balance as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

DISTRIBUTION DATE OCCURRING IN   PERCENTAGE
------------------------------   ----------
August 2009 through July 2010       4.60%
August 2010 through July 2011       7.10%
August 2011 through July 2012       9.00%
August 2012 and thereafter          9.75%

     (b) Then, and in each and every such case, so long as a Servicer Event of Termination shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such Advance is not made by 2:00 P.M., New York time, on the Business Day immediately following the Servicer Remittance Date, the Trustee may terminate all of the rights and obligations of the Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 7.02, shall immediately make such Advance and assume, pursuant to Section 7.02, the duties of a successor Servicer and (y) in the case of (i)(B), (ii), (iii), (iv) and (v) above, the Trustee shall, at the direction of the Holders of each Class of Regular Certificates evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the Depositor and the Seller. On or after the receipt by the Servicer (and by the Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and Related Documents or otherwise. The Servicer agrees to cooperate with the Trustee (or the applicable successor Servicer) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the Trustee of all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Trustee (or the applicable successor Servicer) for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, the Distribution Account, any REO Account or any Escrow Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the servicing to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant


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to this Section shall be paid by the predecessor Servicer (or if the predecessor
Servicer is the Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

     Section 7.02. Trustee to Act; Appointment of Successor.

     (a) Within 90 days of the time the Servicer (and the Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to Section 7.01 or 6.04, the Trustee (or such other successor Servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trustee (or such other successor Servicer) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates or the ratings that are in effect by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to
Section 3.18 (or such other compensation as the Trustee and such successor shall agree, not to exceed the Servicing Fee). The successor servicer shall be entitled to withdraw from the Collection Account all costs and expenses associated with the transfer of the servicing to the successor servicer. The appointment of a successor servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.12 or to indemnify the parties indicated in Section 3.26 pursuant to the terms thereof, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     In the event of a Servicer Event of Termination, notwithstanding anything to the contrary above, the Trustee and the Depositor hereby agree that upon delivery to the Trustee by the Servicing Rights Pledgee of a letter signed by the Servicer within ten Business Days of when notification of such event shall have been provided to the Trustee, whereunder the Servicer shall resign as Servicer under this Agreement, the Servicing Rights Pledgee or its designee shall be appointed as successor Servicer (provided that at the time of such appointment the Servicing


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Rights Pledgee or such designee meets the requirements of a successor Servicer set forth above) and the Servicing Rights Pledgee agrees to be subject to the terms of this Agreement.

     (b) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12.

     Section 7.03. Waiver of Defaults.

     The Holders of Certificates entitled to at least 66 2/3% of the Voting Rights allocated to the Class of Certificates affected by a Servicer Event of Termination may, on behalf of all Certificateholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII, provided, however, that such Holders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

     Section 7.04. Notification to Certificateholders.

     (a) On any termination or appointment of a successor the Servicer pursuant to this Article VII or Section 6.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and each Rating Agency.

     (b) No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Servicer Event of Termination for five Business Days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Certificateholders notice of such occurrence unless such default or Servicer Event of Termination shall have been waived or cured. Such notice shall be given to the Rating Agencies promptly after any such occurrence.

     Section 7.05. Survivability of Servicer Liabilities.

     Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.

                                  ARTICLE VIII

                                   THE TRUSTEE


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     Section 8.01. Duties of Trustee.

     The Trustee, prior to the occurrence of a Servicer Event of Termination of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Servicer Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Event of Termination has occurred (which has not been cured) of which a Responsible Officer has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, the Seller or the Depositor hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

          (i) prior to the occurrence of a Servicer Event of Termination, and after the curing of all such Servicer Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

          (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising or omitting to exercise any trust or power conferred upon the Trustee under this Agreement; and


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          (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 7.01(a) or any Servicer Event of Termination unless a Responsible Officer of the Trustee at the applicable Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or the Majority Certificateholders. In the absence of such receipt of such notice, the Trustee may conclusively assume that there is no Servicer Event of Termination.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

     The Trustee shall not have any duty (A) to see any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

     The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Trustee at its Corporate Trust Office; (ii) of which a Responsible Officer has actual knowledge and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates to is a Mortgaged Property.

     Section 8.02. Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 8.01:

          (i) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;


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          (ii) the Trustee may consult with counsel and any advice or Opinion of
     Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) the Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

          (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) prior to the occurrence of a Servicer Event of Termination and after the curing of all Servicer Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholder; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

          (vi) the Trustee shall not be accountable, shall have any liability or make any representation as to any acts or omissions hereunder of the Servicer until such time as the Trustee may be required to act as Servicer pursuant to Section 7.02;

          (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by it with due care; and

          (viii) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.


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     Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Seller, and the Trustee does not assumes any responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or Related Document. The Trustee shall not be accountable for the use or application by the Servicer, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the compliance by the Depositor, the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), taken in the name of the Trustee; the failure of the Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. The Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder.

     Section 8.04. Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Seller, the Servicer, the Depositor or their Affiliates.

     Section 8.05. Seller to Pay Trustee Fees and Expenses.

     The Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself the Trustee Fee pursuant to Section 4.01(i) and, to the extent the Interest Remittance


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Amount is at any time insufficient for such purpose, the Seller shall pay such fees as reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Seller will pay or reimburse the Trustee upon their request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from such party's negligence or bad faith or which is the responsibility of Certificateholders or the Trustee hereunder. Notwithstanding any other provision of this Agreement, including Section 2.03(a) and Section 2.04, to the contrary, the Seller covenants and agrees to indemnify the Trustee and its officers, directors, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with (a) any legal action relating to this Agreement, the Certificates or incurred in connection with the administration of the Trust, other than with respect to a party, any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of such party in the performance of its duties hereunder or by reason of such party's reckless disregard of obligations and duties hereunder and (b) the second paragraph of
Section 2.01. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified, to the extent not paid by the Seller pursuant to this Section, by the Trust Fund and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, in the ordinary course of the Trustee's performance in accordance with the provisions of this Agreement) incurred by the Trustee or such party arising out of or in connection with the acceptance or administration of its duties under this Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance by the Trustee of its duties under this Agreement or by reason of the reckless disregard of the Trustee's obligations and duties under this Agreement. This section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

     Section 8.06. Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of BBB by Fitch and S&P, a long term debt rating of at least A1 or better by Moody's and a short-term rating of A-1 by S&P, and subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a


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taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. Resignation or Removal of Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee. If the Depositor or the Servicer removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

     The Majority Certificateholders may at any time remove the Trustee by written instrument or instruments delivered to the Servicer, the Depositor and the Trustee; the Depositor shall thereupon use its best efforts to appoint a successor Trustee in accordance with this Section.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

     Section 8.08. Successor Trustee.

     Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Rating Agencies, the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
8.08 unless at the time of such acceptance such successor Trustee shall be
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Section 8.06 and the appointment of such successor Trustee shall not result in a downgrading of the Regular Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 8.08, the successor Trustee shall mail notice of the appointment of a successor Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

     Section 8.09. Merger or Consolidation of Trustee.

     Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 8.06 and 8.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08. The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer


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     hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Servicer and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Servicer Event of Termination, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor, the Rating Agencies and the Servicer.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

     Section 8.11. Limitation of Liability.

     The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

     Section 8.12. Trustee May Enforce Claims Without Possession of
Certificates.

     (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses,


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disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     (b) The Trustee shall afford the Seller, the Depositor, the Servicer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. The Trustee shall cooperate fully with the Seller, the Servicer, the Depositor and such Certificateholder and shall make available to the Seller, the Servicer, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Depositor, the Servicer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

     Section 8.13. Suits for Enforcement.

     In case a Servicer Event of Termination or other default by the Servicer or the Seller hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

     Section 8.14. Waiver of Bond Requirement.

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

     Section 8.15. Waiver of Inventory, Accounting and Appraisal Requirement.

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

     Section 8.16. Compliance with National Housing Act of 1934.

     In performing its duties hereunder with respect to FHA Loans, the Trustee shall comply with all requirements of the National Housing Act of 1934, as amended.

                                   ARTICLE IX

                              REMIC ADMINISTRATION


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     Section 9.01. REMIC Administration.

     (a) The Trustee shall make or cause to be made REMIC elections for each of REMIC 1, REMIC 2, REMIC 3, REMIC A, REMIC B, REMIC C, REMIC D and REMIC E, as set forth in the Preliminary Statement on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued and shall apply for a taxpayer ID number for each legal entity created under this Agreement. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

     (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code.

     (c) The Servicer shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Servicer in fulfilling its duties hereunder. The Servicer shall be entitled to reimbursement of expenses to the extent provided in clause
(i) above from the Collection Account.

     (d) The Trustee shall prepare or cause to be prepared, sign and file or cause to be filed, each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

     (e) The Holder of the Residual Certificates with respect to the Residual Interest in the related REMIC holding the largest Percentage Interest shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to the applicable REMICs, and the Trustee is irrevocably designated as and shall act as attorney-in-fact and agent for such Tax Matters Person for each REMIC. The Trustee, as agent for the Tax Matters Person, shall perform, on behalf of each REMIC, all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

     (f) The Trustee, the Servicer, and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Servicer, nor the Holder of any Residual Certificate shall take any action or cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case


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may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such action or failure to take such action is expressly permitted under the terms of this Agreement or the Trustee and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual
Certificate will consult with the Trustee and the Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee or the Servicer has advised it in writing that an Adverse
REMIC Event could occur.

     (g) Each Holder of a Residual Certificate shall pay when due its pro rata share of any and all taxes imposed on any related REMIC by federal or state governmental authorities. To the extent that such REMIC taxes are not paid by Residual Certificateholders, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in respect of the related REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to Holders of the REMIC Regular Interests or the Certificates, as the case may be.

     (h) The Trustee, shall, for federal income tax purposes, maintain or cause to be maintained books and records with respect to each REMIC on a calendar year and on an accrual basis.

     (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to Eligible Substitute Mortgage Loans.

     (j) Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

     (k) On or before April 15 of each calendar year beginning in 2007, the Servicer shall deliver to the Trustee and each Rating Agency an Officer's Certificate stating the Servicer's compliance with the provisions of this
Section 9.01.

     Section 9.02. Prohibited Transactions and Activities.

     Neither the Seller, the Depositor, the Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC constituting part of the Trust Fund, nor sell
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investments in the Distribution Account for gain, nor accept any contributions to any REMIC constituting part of the Trust Fund after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of such REMIC as a REMIC or of the interests therein other than the Residual Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

     Section 9.03. Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

     In the event that any REMIC formed hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

     Section 9.04. REO Property.

     (a) Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provision of this Agreement, the Servicer, acting on behalf of the Trust hereunder, shall not rent, lease, or otherwise earn income on behalf of any REMIC constituting part of the Trust Fund with respect to any REO Property which might cause such REO Property to fail to qualify as "foreclosure" property within the meaning of section 860G(a)(8) of the Code or result in the receipt by any REMIC constituting part of the Trust Fund of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Servicer has advised, or has caused the applicable Servicer to advise, the Trustee in writing to the effect that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC constituting part of the Trust Fund as a REMIC and any income generated for such REMIC by the REO Property would not result in the imposition of a tax upon such REMIC.


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

     (b) The Servicer shall make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Servicer shall dispose of any REO Property before the close of the third calendar year beginning after the year of its acquisition by the Trust Fund unless the Servicer has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, any REMIC constituting part of the Trust Fund may hold REO Property for a longer period without adversely affecting its REMIC status or causing the imposition of a Federal or state tax upon any REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value as determined in good faith by the Servicer for such longer period as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the applicable period, (i) purchase such REO Property at a price equal to the REO Property's fair market value as determined in good faith by the Servicer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the applicable period.

                                   ARTICLE X

                                   TERMINATION

     Section 10.01. Termination.

     (a) The respective obligations and responsibilities of the Seller, the Servicer, the Depositor, the Trustee and the Certificate Registrar created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans as described below. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The Servicer (or an Affiliate) may, at its option, terminate the Mortgage Loans in the Trust Fund and retire the Certificates on the next succeeding Distribution Date upon which the current Pool Balance is 10% or less than the Pool Balance of the Mortgage Loans as of the Cut-off Date by purchasing all of the outstanding (i) Mortgage Loans in the Trust Fund at a price equal to the sum of the outstanding Principal Balance of the Mortgage Loans and except to the extent previously advanced by the Servicer, accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates through the end of the Collection Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances and any unpaid Servicing Fees allocable to such Mortgage Loans, (ii) REO Properties in the Trust Fund at a price equal to their fair market value as determined in good faith by the Servicer and (iii) any


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Swap Termination Payment, other than a Defaulted Swap Termination Payment, owed to the Swap Provider pursuant to the Swap Agreement (the "Termination Price"). Notwithstanding the foregoing, the Servicer (or an Affiliate) may not exercise its optional purchase right unless any Reimbursement Amount owed to the Trust pursuant to Section 2.03 hereof has been paid.

     In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deliver to the Trustee for deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.07), which deposit shall be deemed to have occurred immediately following such purchase.

     Any such purchase shall be accomplished by delivery to the Trustee for deposit into the Distribution Account as part of the Interest Remittance Amount and the Principal Distribution Amount on the Determination Date before such Distribution Date of the Termination Price.

     (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee upon the Trustee receiving notice of such date from the Servicer, by letter to the Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the 15th day of the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. Not less than five (5) Business Days prior to such Determination Date relating to such Distribution Date, the Trustee shall notify the Seller of the amount of any unpaid Reimbursement Amount owed to the Trust.

     (c) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Sections 4.01 and 4.02 for such Distribution Date.

     (d) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer (if the Servicer has exercised its right to purchase the Mortgage Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice, all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto (except with


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respect to the Class B, Class CE and Class P Certificates and the assets of
REMIC A, REMIC B, REMIC C, REMIC D and REMIC E) and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and such Certificateholders shall look to the Class R Certificateholders for payment. The Class R-X Certificateholders shall be entitled to all unclaimed funds and other assets with respect to REMIC A, REMIC B, REMIC C, REMIC D and REMIC E. Holders of the Class CE Certificates and the Class B Certificates shall be entitled to look only to the Class R-X Certificateholder (in respect of the Class R-X Interest) for payment.

     Section 10.02. Additional Termination Requirements.

     (a) In the event that the Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or (ii) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) The Trustee shall designate a date within 90 days prior to the final Distribution Date as the date of adoption of plans of complete liquidation of each of REMIC 1, REMIC 2, REMIC A, REMIC B, REMIC C, REMIC D and REMIC E and shall specify such date in the final federal income tax return of each REMIC;

          (ii) After the date of adoption of such plans of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Servicer for cash; and

          (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited in the following order of priority (A) (i) to the Holders of each of the Class A-I, Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4, pro rata and (ii) to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates, the related Certificate Principal Balance, as applicable, plus one month's interest thereon at the applicable Pass-Through Rate, (B) to the Class CE Certificates in respect of the Class CE Interest, the amount of any remaining Class CE Distributable Amount not previously distributed thereon, (C) to the remaining REMIC Regular Interests the amounts allocable thereto pursuant to Section 4.08 and (D) to the Class R and Class R-X Certificateholders, all cash on hand in respect of the related REMICs after such payment (other than cash retained to meet claims) and the Trust shall terminate at such time.

     (b) By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) designate such date of adoption of plans of complete liquidation and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plans of complete liquidation all in accordance with the terms hereof.


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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment.

     This Agreement may be amended from time to time by the Seller, the Depositor, the Servicer and the Trustee; and without the consent of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) to comply with the provisions of Regulation AB or (iv) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement; provided, however, that any such action listed in clause (i) through
(iv) above shall not adversely affect in any respect the interests of any Certificateholder, as evidenced by (i) notice in writing to the Depositor, the Servicer and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency, or (ii) an Opinion of Counsel delivered to the Servicer and the Trustee.

     In addition, this Agreement may be amended from time to time by Seller, the Depositor, the Servicer and the Trustee, with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 66 2/3% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding. Upon approval of an amendment, a copy of such amendment shall be sent to the Rating Agencies. Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     Notwithstanding any provision of this Agreement to the contrary, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such Amendment, to the effect that such amendment will not result in the imposition of a tax on any REMIC constituting part of the Trust Fund pursuant to the REMIC Provisions or cause any REMIC constituting part of the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof.


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     Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Seller or the Servicer (but in no event at the expense of the Trustee), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer and each Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Notwithstanding the foregoing, any amendment to this Agreement shall require the prior written consent of the Swap Provider if such amendment materially and adversely affects the rights or interests of the Swap Provider, and such consent shall not be unreasonably withheld or delayed.

     Section 11.02. Recordation of Agreement; Counterparts.

     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, but only upon direction of Certificateholders, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     Section 11.03. Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.


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     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04. Governing Law; Jurisdiction.

     This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

     Section 11.05. Notices.

     All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Seller, Credit-Based Asset Servicing and Securitization LLC, 335 Madison Avenue, 19th Floor, New York, New York 10017, Attention: Director - Mortgage Finance (telecopy number (212) 850-7760), or such other address or telecopy number as may hereafter be furnished to the Depositor and the Trustee in writing by the Seller, (b) in the case of the Trustee, U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107, Attention:
Structured Finance - C-BASS 2006-CB6, or such other address as may hereafter be furnished to the Depositor, the Seller and the Servicer in writing by the Trustee, (c) in the case of the Depositor, Asset Backed Funding Corporation,


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214 North Tryon Street, Charlotte, N.C. 28255 Attention: Daniel B. Goodwin, or
such other address as may be furnished to the Seller, the Servicer and the Trustee in writing by the Depositor, and (d) in the case of the Servicer, Litton Loan Servicing LP, 4828 Loop Central Drive, Houston, Texas 77081, Attention:
Janice McClure, or such other address as may be furnished to the Seller, the Depositor and the Trustee in writing by the Servicer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Event of Termination shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

     Section 11.06. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07. Article and Section References.

     All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

     Section 11.08. Notice to the Rating Agencies.

     (a) Each of the Trustee and the Servicer shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trustee or the Servicer, as the case may be, has actual knowledge:

          (i) any material change or amendment to this Agreement;

          (ii) the occurrence of any Servicer Event of Termination that has not been cured or waived;

          (iii) the resignation or termination of the Servicer or the Trustee;

          (iv) the final payment to Holders of the Certificates of any Class;

          (v) any change in the location of any Account; and

          (vi) if the Trustee is acting as successor Servicer pursuant to
     Section 7.02 hereof, any event that would result in the inability of the Trustee to make Advances.


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          (vii) In addition, the Servicer shall promptly furnish to each Rating
     Agency copies of the following:

               (A) each annual statement as to compliance described in Section
          3.19 hereof;

               (B) each annual independent public accountants' servicing report described in Section 3.20 hereof; and

               (C) each notice delivered pursuant to Section 7.01(a) hereof which relates to the fact that the Servicer has not made an Advance.

     Any such notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to Dominion Bond Rating Service, Inc., One Exchange Plaza, 55 Broadway, 15th Floor, New York, New York 10006; Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Managing Director, Residential Mortgage-Backed Securities; Fitch, Inc., One State Street Plaza, New York, New York 10004,
Attention: Managing Director, Residential Mortgage-Backed Securities; and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Group.

     Section 11.09. Further Assurances.

     Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders, nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

     Section 11.10. Benefits of Agreement.

     Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the parties hereto and their successors hereunder, and the Swap Provider, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 11.11. Acts of Certificateholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee, the Seller and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing


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

appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 11.11.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

     Section 11.12. Regulation AB Compliance; Intent of the Parties; Reasonableness.

     The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Securities and Exchange Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the C-BASS 2006-CB6 Trust, the Servicer, the Seller and the Trustee shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, the Seller, the Custodian and the Trustee, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.


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     IN WITNESS WHEREOF, the Seller, the Depositor, the Servicer and the Trustee
have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        ASSET BACKED FUNDING CORPORATION,
                                        as Depositor


                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name: Bruce W. Good
                                        Title: Vice President


                                        CREDIT-BASED ASSET SERVICING AND
                                        SECURITIZATION LLC, as Seller


                                        By: /s/ David A. Chin
                                            ------------------------------------
                                        Name: David A. Chin
                                        Title: Vice President


                                        LITTON LOAN SERVICING LP, as Servicer


                                        By: /s/ Janice McClure
                                            ------------------------------------
                                        Name: Janice McClure
                                        Title: Senior Vice President


                                        U.S. BANK NATIONAL ASSOCIATION, not in
                                        its individual capacity but solely as
                                        Trustee for the 2006-CB6 Trust, C-BASS
                                        Mortgage Loan Asset-Backed Certificates,
                                        Series 2006-CB6


                                        By: /s/ S. Christopherson
                                            ------------------------------------
                                        Name: Sheryl Christopherson
                                        Title:  Vice President

STATE OF NORTH CAROLINA )
                        ) ss.:
COUNTY OF MECKLENBURG   )

     On the 31st day of July, 2006 before me, a notary public in and for said State, personally appeared Bruce W. Good, known to me to be a Vice President of Asset Backed Funding Corporation, a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ E. Blair Autrey
                                        ----------------------------------------
                                        Notary Public

                                        My Commission Expires October 4, 2010.

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

     On the 31st day of July, 2006 before me, a notary public in and for said State, personally appeared David A. Chin known to me to be a Vice President of Credit-Based Asset Servicing and Securitization LLC, a limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Carmen S. Mercado
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires June 22, 2007.

STATE OF MINNESOTA )
                   ) ss.:
COUNTY OF RAMSEY   )

     On the 31st day of July, 2006 before me, a notary public in and for said State, personally appeared Sheryl Christopherson, known to me to be a Vice President of U.S. Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Trisha L. Willet
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires January 31, 2007.

STATE OF TEXAS   )
                 ) ss.:
COUNTY OF HARRIS )

     On the 31st day of July, 2006 before me, a notary public in and for said State, personally appeared Janice McClure, known to me to be a Senior Vice President of Litton Loan Servicing LP, a Delaware limited partnership, that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited partnership, and acknowledged to me that such limited partnership executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Jamie B. Lindsey
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires July 27, 2009.

                                   EXHIBIT A-1

                       [FORM OF THE CLASS A-I CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL OWNER OF A CLASS A CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE, OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.


                                      A-1-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS A-I

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class A-I              Original Class Certificate Principal
                                        Balance of the Class A-I Certificates as
Pass-Through Rate: Floating             of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date: July 1,     $[_]
2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date: August 25,
2006
                                        Trustee: U.S. Bank National Association

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AA 1

ISIN: US14986PAA12

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-I Certificates) in that certain beneficial ownership interest evidenced by all the Class A-I Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                      A-1-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-I Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class A-I Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class A-I Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class A-I Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class A-I Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-I Certificates.

     The Class A-I Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                      A-1-3

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      A-1-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                      A-1-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                            (Cust) (Minor)
TEN ENT - as tenants by the entireties                      under Uniform Gifts
                                                            to Minors Act
JT TEN  - as joint tenants with right                       ____________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                      A-1-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) ____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:


                                        ----------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ___________________________. Applicable statements should be mailed to __________________________________________. This information is provided by _________________________________________, the assignee named above, or _____________________________, as its agent.


                                      A-1-7

                                   EXHIBIT A-2

                     [FORM OF THE CLASS A-II-1 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL OWNER OF A CLASS A CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE, OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.


                                     A-2-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB6, CLASS A-II-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class A-II-1           Original Class Certificate Principal
                                        Balance of the Class A-II-1 Certificates
Pass-Through Rate: Floating             as of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal
Agreement and Cut-off                   Balance: $[_]
Date: July 1, 2006
                                        Servicer: Litton Loan Servicing LP
First Distribution
Date: August 25, 2006                   Trustee: U.S. Bank National Association

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AB 9

ISIN: US14986PAA12

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-II-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-II-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     A-2-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-1 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class A-II-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class A-II-1 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class A-II-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class A-II-1 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-II-1 Certificates.

     The Class A-II-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                     A-2-3

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-2-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

       This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                     A-2-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                     A-2-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of ____________________________, account number _______________, or, if mailed by check, to ____________________. Applicable statements should be mailed to _________________________________________________. This information is provided by ____________________________________, the assignee named above, or
________________________________, as its agent.


                                     A-2-7

                                   EXHIBIT A-3

                     [FORM OF THE CLASS A-II-2 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL OWNER OF A CLASS A CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE, OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.


                                     A-3-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB6, CLASS A-II-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class A-II-2           Original Class Certificate Principal
                                        Balance of the Class A-II-2 Certificates
Pass-Through Rate: Floating             as of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal
Agreement and Cut-off Date:             Balance: $[_]
July 1, 2006
                                        Servicer: Litton Loan Servicing LP

First Distribution Date:                Trustee: U.S. Bank National Association
August 25, 2006
                                        Closing Date: July 31, 2006

No.

CUSIP: 14986P AC 7

ISIN: US14986PAC77

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-II-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-II-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     A-3-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-2 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class A-II-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class A-II-2 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class A-II-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class A-II-2 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-II-2 Certificates.

     The Class A-II-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                     A-3-3

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-3-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
       ------------------------------
                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Officer

Date of authentication:
                        -------------


                                     A-3-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                         __________________
          of survivorship and not as                                (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                     A-3-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:_____________________________________.

Dated:
       -------------------------------


                                         ---------------------------------------
                                         Signature by or on behalf of assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________ for the
account of ____________________________________, account number _______________, or, if mailed by check, to _____________________________. Applicable statements should be mailed to __________________________________. This information is provided by __________________________, the assignee named above, or __________, as its agent.


                                     A-3-7

                                   EXHIBIT A-4

                     [FORM OF THE CLASS A-II-3 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL OWNER OF A CLASS A CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE, OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.


                                     A-4-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB6, CLASS A-II-3

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class A-II-3           Original Class Certificate Principal
                                        Balance of the Class A-II-3 Certificates
Pass-Through Rate: Floating             as of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date:             $[_]
July 1, 2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date:
August 25, 2006
                                        Trustee: U.S. Bank National Association
No.
                                        Closing Date: July 31, 2006
CUSIP: 14986P AD 5

ISIN: US14986PAD50

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-II-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-II-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     A-4-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-3 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class A-II-3 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class A-II-3 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class A-II-3 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class A-II-3 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-II-3 Certificates.

     The Class A-II-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                     A-4-3

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-4-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                     A-4-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                            (Cust) (Minor)
TEN ENT - as tenants by the                                 under Uniform Gifts
          entireties                                        to Minors Act
JT TEN  - as joint tenants with right                       ____________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                     A-4-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________ for the
account of ____________________________________, account number ______________, or, if mailed by check, to ___________________________________. Applicable statements should be mailed to __________________________________. This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                     A-4-7

                                   EXHIBIT A-5

                     [FORM OF THE CLASS A-II-4 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL OWNER OF A CLASS A CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE, OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.


                                      A-5-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB6, CLASS A-II-4

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class A-II-4           Original Class Certificate Principal
                                        Balance of the Class A-II-4 Certificates
Pass-Through Rate: Floating             as of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date: July 1,     $[_]
2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date: August 25,
2006                                    Trustee: U.S. Bank National Association

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AE 3

ISIN: US14986PAE34

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that ______ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-II-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-II-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                      A-5-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-4 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class A-II-4 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class A-II-4 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class A-II-4 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class A-II-4 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-II-4 Certificates.

     The Class A-II-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                      A-5-3

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      A-5-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                      A-5-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                            (Cust) (Minor)
TEN ENT - as tenants by the entireties                      under Uniform Gifts
                                                            to Minors Act
JT TEN  - as joint tenants with right                       ___________________
          of survivorship and not as                              (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                      A-5-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) ____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________ for the account of
___________________________, account number _________________, or, if mailed by check, to __________________________. Applicable statements should be mailed to ______________________. This information is provided by ________________, the assignee named above, or ___________________, as its agent.


                                      A-5-7

                                   EXHIBIT B-1

                         [FORM OF CLASS M-1 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.


                                      B-1-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS M-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class M-1              Original Class Certificate Principal
                                        Balance of the Class M-1 Certificates as
Pass-Through Rate: Floating             of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date: July 1,     $[_]
2006
                                        Servicer: Litton Loan Servicing LP

First Distribution Date: August 25,     Trustee: U.S. Bank National Association
2006

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AF 0

ISIN: US14986PAF09

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                      B-1-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class M-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class M-1 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class M-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-1 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-1 Certificates.

     The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Class A Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof


                                      B-1-3
whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-1-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                      B-1-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                      B-1-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ______% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________ for the
account of ____________________________________, account number ______________, or, if mailed by check, to ___________________________________. Applicable statements should be mailed to __________________________________. This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                      B-1-7

                                   EXHIBIT B-2

                         [FORM OF CLASS M-2 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.


                                     B-2-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS M-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class M-2              Original Class Certificate Principal
                                        Balance of the Class M-2 Certificates
Pass-Through Rate: Floating             as of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date: July 1,     $[_]
2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date: August 25,
2006                                    Trustee: U.S. Bank National Association

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AG 8

ISIN: US14986PAG81

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that ___________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     B-2-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class M-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class M-2 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class M-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-2 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-2 Certificates.

     The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Class A and Class M-1 Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof


                                     B-2-3
whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     B-2-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                         U.S. BANK NATIONAL ASSOCIATION, as
                                         Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                     B-2-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                                 (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                     B-2-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________ (Please
print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)
____________________________________________________ a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________

Dated:


                                         ---------------------------------------
                                         Signature by or on behalf of assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of _____________________________________________, account number
_________________, or, if mailed by check, to _________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                      B-2-7

                                   EXHIBIT B-3

                         [FORM OF CLASS M-3 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1 AND CLASS M-2 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.


                                      B-3-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS M-3

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class M-3              Original Class Certificate Principal
                                        Balance of the Class M-3 Certificates as
Pass-Through Rate: Floating             of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal
Agreement and Cut-off Date: July 1,     Balance: $[_]
2006
                                        Servicer: Litton Loan Servicing LP

First Distribution Date: August 25,     Trustee: U.S. Bank National Association
2006

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AH 6

ISIN: US14986PAH63

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that ___________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                      B-3-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-3 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class M-3 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class M-3 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class M-3 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-3 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-3 Certificates.

     The Class M-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Class A, Class M-1 and Class M-2 Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof


                                      B-3-3
whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-3-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                      B-3-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN - as joint tenants with right                         ___________________
         of survivorship and not as                                (State)
         tenants in common

     Additional abbreviations may also be used though not in the above list.


                                      B-3-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of __________________________, account number _________________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to __________________________________. This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                      B-3-7

                                   EXHIBIT B-4

                         [FORM OF CLASS M-4 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2 AND CLASS M-3 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.


                                     B-4-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS M-4

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class M-4              Original Class Certificate Principal
                                        Balance of the Class M-4 Certificates as
Pass-Through Rate: Floating             of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date:             $[_]
July 1, 2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date: August 25,
2006                                    Trustee: U.S. Bank National Association

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AJ 2

ISIN: US14986PAJ21

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     B-4-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-4 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class M-4 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class M-4 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class M-4 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-4 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-4 Certificates.

     The Class M-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Class A, Class M-1, Class M-2 and Class M-3 Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof


                                     B-4-3
whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     B-4-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                     B-4-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                     B-4-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ___________________________________. Applicable statements should be mailed to ______________________________________. This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                     B-4-7

                                   EXHIBIT B-5

                         [FORM OF CLASS M-5 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3 AND CLASS M-4 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.


                                      B-5-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS M-5

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class M-5 al           Original Class Certificate Princip
                                        Balance of the Class M-5 Certificates as
Pass-Through Rate: Floating             of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date: July 1,     $[_]
2006

First Distribution Date: August 25,     Servicer: Litton Loan Servicing LP
2006
                                        Trustee: U.S. Bank National Association

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AK 9

ISIN: US14986PAK93

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-5 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                      B-5-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-5 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class M-5 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class M-5 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class M-5 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-5 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-5 Certificates.

     The Class M-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof


                                      B-5-3
whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-5-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                      B-5-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                      B-5-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)_____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________ for the
account of ____________________________________, account number
_________________, or, if mailed by check, to
___________________________________. Applicable statements should be mailed to
__________________________________. This information is provided by
__________________________, the assignee named above, or
_________________________, as its agent.


                                      B-5-7

                                   EXHIBIT B-6

                         [FORM OF CLASS M-6 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4 AND CLASS M-5 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.


                                      B-6-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS M-6

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class M-6              Original Class Certificate Principal
                                        Balance of the Class M-6 Certificates as
Pass-Through Rate: Floating             of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date:             $[_]
July 1,2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date:
August 25, 2006                         Trustee: U.S. Bank National Association

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AL 7

ISIN: US14986PAL76

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-6 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-6 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                      B-6-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-6 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class M-6 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class M-6 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class M-6 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-6 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-6 Certificates.

     The Class M-6 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof


                                      B-6-3
whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-6-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                      B-6-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                      B-6-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________, account number
_________________, or, if mailed by check, to _________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                     B-6-7

                                   EXHIBIT B-7

                         [FORM OF CLASS M-7 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5 AND CLASS M-6 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.


                                      B-7-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS M-7

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class M-7              Original Class Certificate Principal
                                        Balance of the Class M-7 Certificates as
Pass-Through Rate: Floating             of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date:             $[_]
July 1, 2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date:
August 25, 2006                         Trustee: U.S. Bank National Association

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AM 5

ISIN: US14986PAM59

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-7 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-7 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                      B-7-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-7 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class M-7 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class M-7 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class M-7 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-7 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-7 Certificates.

     The Class M-7 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof


                                      B-7-3
whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-7-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                     B-7-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                      B-7-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:


                                         ---------------------------------------
                                         Signature by or on behalf of assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________, account number
_________________, or, if mailed by check, to _________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                      B-7-7

                                   EXHIBIT B-8

                         [FORM OF CLASS M-8 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6 AND CLASS M-7 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.


                                      B-8-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS M-8

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class M-8              Original Class Certificate Principal
                                        Balance of the Class M-8 Certificates
Pass-Through Rate: Floating             as of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date:             $[_]
July 1, 2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date:
August 25, 2006                         Trustee: U.S. Bank National Association

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AN 3

ISIN: US14986PAN33

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-8 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-8 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                      B-8-2

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-8 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class M-8 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class M-8 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class M-8 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-8 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-8 Certificates.

     The Class M-8 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate


                                      B-8-3
and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-8-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                      B-8-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                      B-8-6

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _________________________

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________, account number
_________________, or, if mailed by check, to _________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                      B-8-7

                                   EXHIBIT B-9

                         [FORM OF CLASS B-1 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS B CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE


                                      B-9-1

FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.


                                      B-9-2

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS B-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class B-1              Original Class Certificate Principal
                                        Balance of the Class B-1 Certificates as
Pass-Through Rate:  Floating            of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date: July 1,     $[_]
2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date: August 25,
2006                                    Trustee: U.S. Bank National Association

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AP 8

ISIN: US14986PAP80

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                      B-9-3

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-1 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class B-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class B-1 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class B-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class B-1 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-1 Certificates.

     The Class B-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Class A and Class M Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof


                                      B-9-4
whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If a transfer of this Certificate is to be made without registration under the 1933 Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) certain certificate(s) and opinions, as applicable, required pursuant to Section 5.02 of the Agreement (as to which, so long as this Certificate is a Book-Entry Certificate, the representations and agreements made therein will be deemed to have been made by the prospective transferor and/or the prospective transferee, as applicable). None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof


                                      B-9-5
for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-9-6

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                      B-9-7

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                            (Cust) (Minor)
TEN ENT - as tenants by the entireties                      under Uniform Gifts
                                                            to Minors Act
JT TEN  - as joint tenants with right                       ____________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                      B-9-8

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________
_____________________________________________________________.

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of _____________________________, account number ______________, or, if mailed by check, to ___________________________________. Applicable statements should be mailed to __________________________________. This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                      B-9-9

                                  EXHIBIT B-10

                         [FORM OF CLASS B-2 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS B CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE


                                     B-10-1

FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"),
THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.


                                     B-10-2

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS B-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class B-2              Original Class Certificate Principal
                                        Balance of the Class B-2 Certificates as
Pass-Through Rate:  Fixed               of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date: July 1,     $[_]
2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date: August 25,
2006                                    Trustee: U.S. Bank National Association

No.                                     Closing Date: July 31, 2006

CUSIP: 14986P AQ 6

ISIN: US14986PAQ63

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     B-10-3

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-2 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class B-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class B-2 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class B-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class B-2 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-2 Certificates.

     The Class B-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Class A, Class M and Class B-1 Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof


                                     B-10-4
whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If a transfer of this Certificate is to be made without registration under the 1933 Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) certain certificate(s) and opinions, as applicable, required pursuant to Section 5.02 of the Agreement (as to which, so long as this Certificate is a Book-Entry Certificate, the representations and agreements made therein will be deemed to have been made by the prospective transferor and/or the prospective transferee, as applicable). None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.


                                     B-10-5

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     B-10-6

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                     B-10-7

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                            (Cust) (Minor)
TEN ENT - as tenants by the entireties                      under Uniform Gifts
                                                            to Minors Act
JT TEN - as joint tenants with right                        ____________________
         of survivorship and not as                                (State)
         tenants in common

     Additional abbreviations may also be used though not in the above list.


                                     B-10-8

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of ____________________________________, account number
_________________, or, if mailed by check, to
___________________________________. Applicable statements should be mailed to
__________________________________. This information is provided by
__________________________, the assignee named above, or
_________________________, as its agent.


                                     B-10-9

                                  EXHIBIT B-11

                         [FORM OF CLASS B-3 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS B CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE


                                     B-11-1

FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.


                                     B-11-2

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS B-3

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class B-3              Original Class Certificate Principal
                                        Balance of the Class B-3 Certificates as
Pass-Through Rate: Fixed                of the Closing Date: $[_]

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date:             $[_]
July 1, 2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date:
August 25, 2006
                                        Trustee: U.S. Bank National Association
No.
                                        Closing Date: July 31, 2006

CUSIP: 14986P AR 4

ISIN: US14986PAR47

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     B-11-3

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-3 Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class B-3 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Class B-3 Pass-Through Rate on each Distribution Date will be as determined in accordance with the Agreement. Interest will accrue on the Class B-3 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class B-3 Pass-Through Rate and (ii) the Rate Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-3 Certificates.

     The Class B-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Class A, Class M, Class B-1 and Class B-2 Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof


                                     B-11-4
whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If a transfer of this Certificate is to be made without registration under the 1933 Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) certain certificate(s) and opinions, as applicable, required pursuant to Section 5.02 of the Agreement (as to which, so long as this Certificate is a Book-Entry Certificate, the representations and agreements made therein will be deemed to have been made by the prospective transferor and/or the prospective transferee, as applicable). None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.


                                     B-11-5

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     B-11-6

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                     B-11-7

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                            (Cust) (Minor)
TEN ENT - as tenants by the                                 under Uniform Gifts
          entireties                                        to Minors Act
JT TEN - as joint tenants with right                        ____________________
         of survivorship and not as                                (State)
         tenants in common

     Additional abbreviations may also be used though not in the above list.


                                     B-11-8

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of ____________________________________, account number _______, or, if mailed by check, to ___________________________________. Applicable statements should be mailed to __________________________________. This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                     B-11-9

                                   EXHIBIT C-1

                         [FORM OF CLASS CE CERTIFICATES]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND IN CERTAIN OTHER PROPERTY.

THIS CLASS CE CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES AND THE CLASS B CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS CE CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS CE CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.


                                     C-1-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                            SERIES 2006-CB6, CLASS CE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class CE               Servicer: Litton Loan Servicing LP

Date of Pooling and Servicing           Trustee: U.S. Bank National Association
Agreement and Cut-off Date: July 1,
2006

                                        Closing Date: July 31, 2006

First Distribution Date: August 25,
2006

                                        Class CE Specified Notional Amount:
                                        $42,000,000.00
No.

Percentage Interest: 100%

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that __________________________________ is the registered owner of the Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class CE Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate


                                     C-1-2

Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class CE Certificates the aggregate Initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class CE Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

     The Class CE Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for


                                     C-1-3
new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If a transfer of this Certificate is to be made without registration under the 1933 Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) certain certificate(s) and opinions, as applicable, required pursuant to Section 5.02 of the Agreement. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of this Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.


                                     C-1-4

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     C-1-5

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                     C-1-6

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                            (Cust) (Minor)
TEN ENT - as tenants by the                                 under Uniform Gifts
          entireties                                        to Minors Act
JT TEN  - as joint tenants with right                       ____________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                     C-1-7

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of ____________________________________, account number
_________________, or, if mailed by check, to ___________________________.
Applicable statements should be mailed to __________________________________. This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                     C-1-8

                                   EXHIBIT C-2

                          [FORM OF CLASS P CERTIFICATE]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND IN CERTAIN OTHER PROPERTY.

THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.


                                      C-2-1

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                            SERIES 2006-CB6, CLASS P

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class P                Original Class Certificate Principal
                                        Balance as of the Closing Date: $100

Date of Pooling and Servicing           Initial Certificate Principal Balance:
Agreement and Cut-off Date:             $100
July 1, 2006
                                        Servicer: Litton Loan Servicing LP
First Distribution Date:
August 25, 2006                         Trustee: U.S. Bank National Association

No.
                                        Closing Date: July 31, 2006

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that __________________________________ is the registered owner of the Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate


                                      C-2-2

Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class P Certificates the aggregate Initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class P Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

     The Class P Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.


                                      C-2-3

     No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If a transfer of this Certificate is to be made without registration under the 1933 Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) certain certificate(s) and opinions, as applicable, required pursuant to Section 5.02 of the Agreement. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of this Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.


                                      C-2-4

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      C-2-5

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Date of authentication:


                                      C-2-6

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
                                                             ___________________
                                                                   (State)
JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                      C-2-7

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
_________________________________________________ a Percentage Interest equal to
____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________
_______________________________________________________________________________.

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________, account number
_________________, or, if mailed by check, to ________________________________.
Applicable statements should be mailed to __________________________________. This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                      C-2-8

                                   EXHIBIT C-3

                          [FORM OF CLASS R CERTIFICATE]

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN MULTIPLE SEPARATE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS CE CERTIFICATES AND THE CLASS P CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE


                                     C-3-1

FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R CERTIFICATE.


                                     C-3-2

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                            SERIES 2006-CB6, CLASS R

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class R                Servicer: Litton Loan Servicing LP

Date of Pooling and Servicing           Trustee: U.S. Bank National Association
Agreement and Cut-off Date:
July 1, 2006
                                        Closing Date: July 31, 2006

First Distribution Date:
August 25, 2006

No.

Percentage Interest: 100%

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _______________________ is the registered owner of the Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate


                                     C-3-3

Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class R Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

     The Class R Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Offered Certificates, the Class B Certificates, the Class CE Certificates and the Class P Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.


                                     C-3-4

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If a transfer of this Certificate is to be made without registration under the 1933 Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) certain certificate(s) and opinions, as applicable, required pursuant to Section 5.02 of the Agreement. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of this Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as multiple separate REMICs or cause the imposition of a tax upon the Trust.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.


                                     C-3-5

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     C-3-6

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Certificate Registrar


                                        By:
                                            ------------------------------------
                                            Authorized Officer

Date of authentication:


                                     C-3-7

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                     C-3-8

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ____________________________________.

Dated:


                                         ---------------------------------------
                                         Signature by or on behalf of assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________ for the
account of ____________________________________, account number _______________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to __________________________________. This information is provided by __________________________, the assignee named above, or _________________________, as its agent.


                                     C-3-9

                                   EXHIBIT C-4

                         [FORM OF CLASS R-X CERTIFICATE]

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN MULTIPLE SEPARATE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS R-X CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS CE CERTIFICATES AND THE CLASS P CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R-X CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R-X CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-X CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE


                                     C-4-1

FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-X CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-X CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R-X CERTIFICATE.


                                     C-4-2

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB6, CLASS R-X

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of two pools of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-CB6, Class R-X              Servicer: Litton Loan Servicing LP

Date of Pooling and Servicing           Trustee: U.S. Bank National Association
Agreement and Cut-off Date: July 1,
2006
                                        Closing Date: July 31, 2006
First Distribution Date: August 25,
2006

No.

Percentage Interest: 100%

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that _______________________ is the registered owner of the Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R-X Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-X Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate


                                     C-4-3

Registrar in writing at least five Business Days prior to the Record Date for such Distribution Date and is the registered owner of Class R-X Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R-X Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

     The Class R-X Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     This Certificate is subordinated in right of payment to the Offered Certificates, the Class B Certificates, the Class CE Certificates and the Class P Certificates as described in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.


                                     C-4-4

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If a transfer of this Certificate is to be made without registration under the 1933 Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) certain certificate(s) and opinions, as applicable, required pursuant to Section 5.02 of the Agreement. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of this Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as multiple separate REMICs or cause the imposition of a tax upon the Trust.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.


                                     C-4-5

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, and (iii) the optional purchase by the Servicer of the Mortgage Loans.

     The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     C-4-6

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                            ------------------------------------
                                             Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Certificate Registrar


                                        By:
                                            ------------------------------------
                                             Authorized Signatory

Date of authentication:


                                     C-4-7

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                            (Cust) (Minor)
TEN ENT - as tenants by the entireties                      under Uniform Gifts
                                                            to Minors Act
JT TEN  - as joint tenants with right                       ____________________
          of survivorship and not as                               (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                     C-4-8

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
______________________________________________________________________ for the
account of __________________________________, account number _________________, or, if mailed by check, to _____________________________. Applicable statements should be mailed to ___________________________. This information is provided by _______________________, the assignee named above, or _________________________, as its agent.


                                      C-4-9

                                  EXHIBIT D-1
                         GROUP I MORTGAGE LOAN SCHEDULE














                                      D-1-1

Loan Number Loan Key          City                       State  Zip Code  Property Type   Occupancy  Original Term  Origination Date
   15837206 AMQ125146187240   MURFREESBORO               TN         37127 Single Family   Primary             360        3/13/2006
   15837495 AMQ125146494620   VENICE                     FL         34293 Single Family   Primary             360         3/8/2006
   15837537 AMQ125146518527   BRADENTON                  FL         34205 Single Family   Primary             360         3/7/2006
   15837560 AMQ125146574389   IRVING                     TX         75062 Single Family   Primary             360        3/17/2006
   15837578 AMQ125146615901   ORLANDO                    FL         32818 Single Family   Primary             360         3/8/2006
   15837610 AMQ125146632286   RENO                       NV         89521 Single Family   Primary             360         3/9/2006
   15837693 AMQ125146716485   TAMPA                      FL         33619 Single Family   Primary             360         3/8/2006
   15837917 AMQ125146855226   STUART                     FL         34997 Single Family   Primary             360         3/6/2006
   15838006 AMQ125146917240   LADY LAKE                  FL         32159 Single Family   Primary             360        3/17/2006
   15838113 AMQ125146957568   NORTH PORT                 FL         34286 Single Family   Primary             360         3/7/2006
   15838204 AMQ125146984521   FORT LAUDERDALE            FL         33311 Single Family   Primary             360        3/10/2006
   15838378 AMQ125147051924   PARK FOREST                IL         60466 Single Family   Primary             360        3/13/2006
   15838469 AMQ125147077580   ROCKVALE                   TN         37153 Single Family   Primary             360        3/20/2006
   15838816 AMQ125147218283   LAKE MARY                  FL         32746 Single Family   Primary             360        3/14/2006
   15839301 AMQ125147404701   LEESBURG                   FL         34748 Condominium     Primary             360        3/14/2006
   15839350 AMQ125147419709   PALM BAY                   FL         32909 Single Family   Primary             360        3/14/2006
   15839525 AMQ125147473342   EGG HARBOR TOWNSHIP        NJ          8234 Condominium     Primary             360        3/15/2006
   15839673 AMQ125147521207   JACKSONVILLE               FL         32208 Single Family   Primary             360         3/9/2006
   15839855 AMQ125147587349   KISSIMMEE                  FL         34743 Single Family   Primary             360        3/11/2006
   15840259 AMQ125147800841   JACKSONVILLE               FL         32258 Single Family   Primary             360        3/14/2006
   15840358 AMQ125147838924   LAS VEGAS                  NV         89121 Condominium     Primary             360        3/14/2006
   15841224 AMQ125148297500   MIRAMAR                    FL         33029 PUD             Primary             360        3/20/2006
   15841299 AMQ125148374002   HOLLYWOOD                  FL         33023 Single Family   Primary             360        3/24/2006
   15841372 AMQ125148425846   JACKSONVILLE               FL         32208 Single Family   Primary             360        3/21/2006
   15842818 AMQ12593201192    JACKSONVILLE               FL         32246 Single Family   Secondary           360         2/2/2006
   15850886 AMQ12595969515    TWP. OF WOODBRIDGE         NJ          7067 Single Family   Primary             360        3/24/2006
   15851090 AMQ12596049994    PLANO                      TX         75025 PUD             Primary             360        3/30/2006
   15851199 AMQ12596093919    HOLLYWOOD                  FL         33025 Condominium     Primary             360        3/31/2006
   15831316 CIG0829500886909  FORT PIERCE                FL         34949 Single Family   Primary             360       12/16/2005
   15831340 CIG0829500900395  OKLAHOMA CITY              OK         73160 Single Family   Primary             180        1/27/2006
   15831431 CIG0829500912598  BELLEVILLE                 IL         62223 Single Family   Primary             360        12/5/2005
   15831530 CIG0829500918975  INVERNESS                  FL         34450 PUD             Primary             360       12/14/2005
   15831571 CIG0829500920708  CEDAR PARK                 TX         78613 Single Family   Primary             360       12/20/2005
   15831597 CIG0829500921482  NASHVILLE                  TN         37208 Single Family   Primary             360       12/15/2005
   15831639 CIG0829500923629  SAN ANTONIO                TX         78237 Single Family   Primary             180       12/22/2005
   15831647 CIG0829500923645  SAINT LOUIS                MO         63116 Single Family   Primary             360       12/19/2005
   15831753 CIG0829500933453  OKLAHOMA CITY              OK         73114 Single Family   Primary             360       12/29/2005
   15831837 CIG0829500938296  GRANDVIEW                  MO         64030 Single Family   Primary             360         1/5/2006
   15831852 CIG0829500938965  VIRGINIA BEACH             VA         23452 Single Family   Primary             120         1/6/2006
   15831894 CIG0829500941472  SAINT LOUIS                MO         63125 Single Family   Primary             360        1/11/2006
   15831910 CIG0829500942165  APOPKA                     FL         32703 Single Family   Primary             360         1/9/2006
   15831928 CIG0829500942744  WEST PALM BEACH            FL         33417 Condominium     Primary             360        1/20/2006
   15831985 CIG0829500947859  DARBY                      PA         19023 Single Family   Primary             360        1/23/2006
   15832108 CIG0829500952750  BRONX                      NY         10459 2-4 Family      Investor            360        1/23/2006
   15832116 CIG0829500953477  JACKSON HEIGHTS            NY         11370 2-4 Family      Primary             360        1/31/2006
   15832181 CIG0829500956090  DALLAS                     TX         75232 Single Family   Primary             360        1/31/2006
   15832272 CIG0829500958716  LAGO VISTA                 TX         78645 PUD             Investor            360        2/28/2006
   15832280 CIG0829500958856  PHILADELPHIA               PA         19104 Single Family   Primary             360        1/30/2006
   15832314 CIG0829500961066  DELTONA                    FL         32738 Single Family   Primary             360        1/27/2006
   15832330 CIG0829500961116  PLACENTIA                  CA         92870 Single Family   Primary             360         2/2/2006
   15832363 CIG0829500963138  FORT WORTH                 TX         76119 Single Family   Primary             180         2/2/2006
   15832439 CIG0829500983631  HOUSTON                    TX         77057 Condominium     Primary             360        2/10/2006
   15832454 CIG0829500984720  BALTIMORE                  MD         21224 Single Family   Primary             180         2/7/2006
   15832462 CIG0829500985206  RICHMOND                   VA         23235 Single Family   Primary             240         2/9/2006
   15832512 CIG0829500988382  BETHANY                    OK         73008 Single Family   Primary             360        2/10/2006
   15832520 CIG0829500988416  STOCKTON                   CA         95206 Single Family   Primary             360        2/13/2006
   15832579 CIG0829500991683  EL PASO                    TX         79903 Single Family   Primary             180        2/17/2006
   15832645 CIG0829500996401  DALLAS                     TX         75217 Single Family   Primary             180        2/23/2006
   15832660 CIG0829500997797  HOCKLEY                    TX         77447 Single Family   Primary             360        2/22/2006
   15832686 CIG0829500998951  LA CROSSE                  VA         23950 Single Family   Primary             180        2/23/2006
   15832736 CIG0829500999934  AUSTIN                     TX         78721 Single Family   Primary             360        2/23/2006
   15832801 CIG0829501004742  FORT WORTH                 TX         76116 Single Family   Primary             360         3/2/2006
   15832868 CIG0829501009378  PASADENA                   TX         77502 Single Family   Primary             180         3/7/2006
   15832884 CIG0829501009709  ROANOKE                    VA         24012 Single Family   Primary             360         3/6/2006
   15832942 CIG0829501012406  AUSTIN                     TX         78741 Single Family   Primary             360         3/8/2006
   15832959 CIG0829501012414  TAMPA                      FL         33610 Single Family   Primary             360         3/9/2006
   15832967 CIG0829501012786  SAN ANTONIO                TX         78249 Single Family   Primary             180         3/8/2006
   15833007 CIG0829501013164  JONESBORO                  GA         30236 Single Family   Primary             360         3/7/2006
   15833023 CIG0829501014618  HOUSTON                    TX         77084 PUD             Primary             360         3/9/2006
   15833031 CIG0829501014683  SAINT CLOUD                FL         34769 Single Family   Primary             360        3/10/2006
   15833049 CIG0829501015078  LAKE WORTH                 TX         76135 Single Family   Primary             180        3/10/2006
   15833155 CIG0829501022439  CHICAGO                    IL         60651 Single Family   Primary             360        3/21/2006
   15833163 CIG0829501022751  HOUSTON                    TX         77040 PUD             Primary             360        3/16/2006
   15833296 CIG0829501031158  PHARR                      TX         78577 Single Family   Primary             360        3/28/2006
   15833320 CIG0829501035100  BAYTOWN                    TX         77521 Single Family   Primary             360        3/30/2006
   15853021 FCO08824740       BLACKWOOD                  NJ          8012 Single Family   Primary             360        4/26/2006
   15853062 FCO08825040       SELDEN                     NY         11784 Single Family   Primary             360        4/21/2006
   15851421 LFS05650036578    PORT ST. LUCIE             FL         34952 Single Family   Primary             360         3/1/2006
   15851447 LFS05650037392    FORT LAUDERDALE            FL         33313 Condominium     Primary             360        3/31/2006
   15851462 LFS05650037494    GAINESVILLE                FL         32609 Single Family   Primary             360        4/17/2006
   15851488 LFS05650037657    GLENDALE                   AZ         85301 Single Family   Primary             360        3/23/2006
   15851520 LFS05650037975    GULF BREEZE                FL         32563 PUD             Primary             360         4/4/2006
   15851538 LFS05650038075    SEKIU                      WA         98381 Single Family   Primary             360         3/9/2006
   15851546 LFS05650038123    ROYAL PALM BEACH           FL         33411 PUD             Primary             360        3/30/2006
   15851553 LFS05650038142    NORTH LAS VEGAS            NV         89030 Single Family   Primary             360        4/11/2006
   15851611 LFS05650038731    YACOLT                     WA         98675 Single Family   Primary             360         4/6/2006
   15851652 LFS05650038807    SURPRISE                   AZ         85374 PUD             Primary             360        3/30/2006
   15851660 LFS05650038813    LOS ANGELES                CA         91405 Single Family   Primary             360         4/7/2006
   15851694 LFS05650038894    OPA-LOCKA                  FL         33056 Single Family   Primary             360        3/27/2006
   15851702 LFS05650038928    LOS ANGELES                CA         90022 Single Family   Primary             360        3/31/2006
   15851710 LFS05650038932    PHOENIX                    AZ         85051 Single Family   Primary             360        3/28/2006
   15851751 LFS05650039003    PHOENIX                    AZ         85041 PUD             Primary             360         4/7/2006
   15851769 LFS05650039006    BAKERSFIELD                CA         93312 PUD             Primary             360         4/7/2006
   15851793 LFS05650039119    PHOENIX                    AZ         85033 Single Family   Primary             360        3/23/2006
   15851868 LFS05650039304    AUBURN                     WA         98001 Single Family   Primary             360        3/29/2006
   15851884 LFS05650039334    PHOENIX                    AZ         85027 Condominium     Primary             360         4/7/2006
   15851900 LFS05650039419    PHOENIX                    AZ         85017 Single Family   Primary             360         4/3/2006
   15851934 LFS05650039456    GLENDALE                   AZ         85308 Single Family   Primary             360         4/1/2006
   15851959 LFS05650039485    PHOENIX                    AZ         85043 PUD             Primary             360        3/29/2006
   15852015 LFS05650039698    LAKE ARROWHEAD             CA         92352 Single Family   Primary             360        4/14/2006
   15852049 LFS05650039767    AUBURN                     WA         98092 Condominium     Primary             360        4/12/2006
   15852098 LFS05650039856    PHOENIX                    AZ         85031 Single Family   Primary             360        4/17/2006
   15852171 LFS05650040038    PHOENIX                    AZ         85051 Single Family   Primary             360        4/13/2006
   15852205 LFS05650040099    LAKEWOOD                   CA         90712 Single Family   Primary             360         4/4/2006
   15852213 LFS05650040115    ORLANDO                    FL         32809 Single Family   Primary             360         4/6/2006
   15852338 LFS05650040388    MC FARLAND                 CA         93250 Single Family   Primary             360        4/19/2006
   15852387 LFS05650040463    VANCOUVER                  WA         98683 PUD             Primary             360        4/11/2006
   15852395 LFS05650040480    CHATTANOOGA                TN         37416 Single Family   Primary             360        4/13/2006
   15852429 LFS05650040538    RIVERDALE                  GA         30274 Single Family   Primary             360        4/25/2006
   15852494 LFS05650040658    BAKERSFIELD                CA         93306 Single Family   Primary             360        4/11/2006
   15852551 LFS05650040748    HILLSBORO                  MO         63050 Single Family   Primary             360        4/20/2006
   15852569 LFS05650040750    REDMOND                    OR         97756 Single Family   Primary             360        4/19/2006
   15852585 LFS05650040760    DOUGLASVILLE               GA         30134 PUD             Primary             360        4/20/2006
   15852601 LFS05650040833    SMITHFIELD                 VA         23430 Single Family   Primary             360        4/17/2006
   15852627 LFS05650040857    LAS VEGAS                  NV         89108 Single Family   Primary             360        4/17/2006
   15852700 LFS05650041101    LAS VEGAS                  NV         89156 Single Family   Primary             360        4/21/2006
   15852718 LFS05650041112    PLACENTIA                  CA         92870 PUD             Primary             360        4/19/2006
   15852742 LFS05650041243    JACKSONVILLE               FL         32254 Single Family   Primary             360        4/25/2006
   15852791 LFS05650041442    MESA                       AZ         85205 PUD             Primary             360        4/19/2006
   15852825 LFS05650041496    NORTH PALM BEACH           FL         33408 Single Family   Primary             360        4/24/2006
   15852858 LFS05650041506    VANCOUVER                  WA         98664 Single Family   Primary             360        4/20/2006
   15852932 LFS05650041628    VALLEJO                    CA         94591 PUD             Primary             360        4/24/2006
   15852973 LFS05650041996    MIAMI                      FL         33147 Single Family   Primary             360        4/27/2006
   15852981 LFS05650042003    DALLAS                     OR         97338 Single Family   Primary             360        4/26/2006
   15909591 NEW1721005943232  PEMBROKE PINES             FL         33026 PUD             Primary             360        1/25/2006
   15910433 NEW1721006240766  JACKSONVILLE               FL         32219 Single Family   Primary             360         2/1/2006
   15911712 NEW1721006455720  MANVILLE                   NJ          8835 Single Family   Primary             360        2/28/2006
   15911845 NEW1721006469485  KEYPORT                    NJ          7735 Single Family   Primary             360        3/10/2006
   15912702 NEW1721006557852  STUART                     FL         34994 Condominium     Primary             360         3/8/2006
   15913064 NEW1721006599497  ROCKLEDGE                  FL         32955 Single Family   Primary             360        3/17/2006
   15913072 NEW1721006600109  LAS VEGAS                  NV         89102 Single Family   Primary             360         3/2/2006
   15914104 NEW1721006699325  NORTH LAS VEGAS            NV         89030 Single Family   Primary             360         3/2/2006
   15914112 NEW1721006700457  CORAL SPRINGS              FL         33065 Condominium     Primary             360        3/23/2006
   15915317 NEW1721006780771  LAS VEGAS                  NV         89130 Single Family   Primary             360        3/21/2006
   15917586 NEW1721006897307  ORLANDO                    FL         32824 PUD             Primary             360        3/11/2006
   15917834 NEW1721006907582  HOUSTON                    TX         77072 PUD             Primary             360        3/25/2006
   15918436 NEW1721006938549  FORT LAUDERDALE            FL         33316 Single Family   Primary             360        3/27/2006
   15918709 NEW1721006948556  MIDDLEBURG                 FL         32068 Single Family   Primary             360        3/18/2006
   15919491 NEW1721006980305  SPARKS                     NV         89431 Single Family   Primary             360        3/24/2006
   15919616 NEW1721006985863  BRICK                      NJ          8723 Single Family   Primary             360        3/27/2006
   15919681 NEW1721006991437  EGG HARBOR                 NJ          8234 Single Family   Primary             360        3/22/2006
   15919863 NEW1721006998216  ATLANTIC BEACH             FL         32233 PUD             Primary             360        3/21/2006
   15919905 NEW1721006999803  GRAND PRAIRIE              TX         75050 Single Family   Primary             360        3/24/2006
   15919921 NEW1721007000817  DANIA BEACH                FL         33004 PUD             Primary             360        3/23/2006
   15920705 NEW1721007034700  DALLAS                     TX         75228 Single Family   Primary             360        3/23/2006
   15923006 NEW1721007143637  LAS VEGAS                  NV         89108 Single Family   Primary             360        3/24/2006
   17099516 OMM112310003361   San Diego                  CA         92122 Single Family   Primary             360        5/31/2006
   17070970 OMM112320015602   Boise                      ID         83709 Single Family   Primary             360        5/18/2006
   17089244 OMM112320015731   Tacoma                     WA         98405 Single Family   Primary             360        5/30/2006
   17091935 OMM112320017451   Sammamish                  WA         98074 PUD             Primary             360        5/30/2006
   17086083 OMM112320017731   Bellevue                   WA         98008 Single Family   Primary             360        5/24/2006
   17075169 OMM112330008731   Aptos                      CA         95003 Single Family   Primary             360        5/22/2006
   17040718 OMM112350012071   Gardnerville               NV         89460 Single Family   Primary             360         5/8/2006
   17075870 OMM112350014081   Minden                     NV         89423 Single Family   Primary             360        5/23/2006
   17099797 OMM112350015471   Vacaville                  CA         95687 Single Family   Primary             360        5/31/2006
   16824351 OMM112370000261   Exeter                     CA         93221 Single Family   Primary             360        2/14/2006
   17063561 OMM112370006281   Gardena                    CA         90247 Single Family   Primary             360        5/17/2006
   17084419 OMM112370008311   Hemet                      CA         92543 Single Family   Primary             360        5/25/2006
   17011024 OMM112380012101   Fontana                    CA         92335 Single Family   Primary             360        4/24/2006
   17025107 OMM112380014901   Garden Grove               CA         92840 Single Family   Primary             360        4/28/2006
   17088576 OMM112380015691   Santa Paula                CA         93060 Single Family   Primary             360        5/26/2006
   17074196 OMM112380016602   Highland                   CA         92410 Single Family   Primary             360        5/19/2006
   17071150 OMM112380016832   Rancho Santa Marg          CA         92688 Condominium     Primary             360        5/18/2006
   17068586 OMM112380017052   Bakersfield                CA         93308 Single Family   Primary             360        5/18/2006
   17084526 OMM112380017301   Oxnard                     CA         93035 PUD             Primary             360        5/25/2006
   17099938 OMM112380017381   Montebello                 CA         90640 Single Family   Primary             360        5/31/2006
   17084534 OMM112380017641   Los Angeles                CA         90007 Single Family   Primary             360        5/25/2006
   17078601 OMM112380018572   San Bernardino             CA         92405 Condominium     Primary             360        5/23/2006
   17095829 OMM112380019141   Anaheim                    CA         92801 Single Family   Primary             360        5/30/2006
   17096868 OMM112380019741   Santa Paula                CA         93060 Single Family   Primary             360        5/31/2006
   17096884 OMM112380019811   Carson                     CA         90745 Townhouse       Primary             360        5/31/2006
   16994261 OMM112410024671   Thomasville                NC         27360 Single Family   Primary             360        5/25/2006
   16801706 OMM1124123435     Decatur                    GA         30032 Single Family   Primary             360        1/27/2006
   16862443 OMM112430004192   Portland                   OR         97233 Single Family   Primary             360         3/3/2006
   16945990 OMM112430007192   Nampa                      ID         83686 PUD             Primary             360        3/31/2006
   17084062 OMM112430007231   Lindsay                    CA         93247 Single Family   Secondary           180        5/24/2006
   17064965 OMM112430009532   Portland                   OR         97266 Single Family   Primary             360        5/15/2006
   17067554 OMM112430011961   Renton                     WA         98059 PUD             Primary             360        5/16/2006
   17058405 OMM112430012662   Boise                      ID         83713 Single Family   Primary             360        5/11/2006
   17058736 OMM112430014252   Boise                      ID         83705 Single Family   Primary             360        5/12/2006
   17097049 OMM112430014472   Nampa                      ID         83687 Single Family   Primary             360        5/31/2006
   17059718 OMM112430014682   Independence               OR         97351 Single Family   Primary             360        5/15/2006
   17058439 OMM112430015022   Nampa                      ID         83687 PUD             Primary             360        5/11/2006
   17065004 OMM112430015472   Salem                      OR         97303 Single Family   Primary             360        5/15/2006
   17063223 OMM112430015662   Nampa                      ID         83651 PUD             Primary             360        5/16/2006
   17092511 OMM112430015832   Portland                   OR         97266 Single Family   Primary             360        5/30/2006
   16973786 OMM112430015911   Vancouver                  WA         98661 Single Family   Primary             360        5/31/2006
   17056565 OMM112430016332   Nampa                      ID         83687 PUD             Primary             360        5/12/2006
   17075474 OMM112430016682   Cornelius                  OR         97113 Single Family   Primary             360        5/22/2006
   17097254 OMM112430019391   Boise                      ID         83709 Single Family   Primary             360        5/31/2006
   17095993 OMM112430019442   Meridian                   ID         83642 PUD             Primary             360        5/30/2006
   17072158 OMM112460003772   Phoenix                    AZ         85040 2-4 Family      Investor            360        5/19/2006
   17060187 OMM112460004821   Tucson                     AZ         85757 Single Family   Primary             360        5/16/2006
   17078742 OMM112460005092   Apache Junction            AZ         85219 Single Family   Primary             360        5/23/2006
   17072174 OMM112460005692   Phoenix                    AZ         85029 Single Family   Primary             180        5/19/2006
   17094657 OMM112460005891   Maricopa                   AZ         85239 PUD             Primary             360        5/26/2006
   17097346 OMM112460006421   Tucson                     AZ         85711 Single Family   Primary             360        5/31/2006
   16834053 OMM1124605687     Apache Junction            AZ         85219 Single Family   Primary             360        2/21/2006
   16873465 OMM112480002682   Holiday                    FL         34691 Single Family   Primary             360         3/6/2006
   16962938 OMM112480005332   Lauderhill                 FL         33313 Condominium     Primary             360         4/6/2006
   17006115 OMM112480005752   Venice                     FL         34293 Single Family   Primary             360         4/4/2006
   17050592 OMM112480007141   Hialeah                    FL         33015 Single Family   Primary             360         5/9/2006
   17048208 OMM112480011421   Lake Worth                 FL         33467 Single Family   Primary             360        5/10/2006
   17047192 OMM112480011592   Bradenton                  FL         34203 Single Family   Primary             360         5/8/2006
   17070764 OMM112480011802   Pinellas Park              FL         33781 Single Family   Primary             360        5/17/2006
   17064601 OMM112480013212   Zephyrhills                FL         33542 Single Family   Primary             360        5/12/2006
   17085440 OMM112480013322   North Port                 FL         34286 Single Family   Primary             360        5/22/2006
   17089517 OMM112480013371   Miami                      FL         33193 PUD             Primary             360        5/30/2006
   17093501 OMM112480013572   Jacksonville               FL         32219 PUD             Primary             360        5/24/2006
   16974743 OMM112480013621   Dania Beach                FL         33304 Single Family   Primary             360        5/22/2006
   17067695 OMM112480013722   North Lauderdale           FL         33068 PUD             Primary             360        5/16/2006
   16975526 OMM112480014762   Jacksonville               FL         32225 Single Family   Primary             360        5/26/2006
   17089558 OMM112480015151   Pensacola                  FL         32503 Single Family   Primary             360        5/30/2006
   16975658 OMM112480015522   Palmetto                   FL         34221 Single Family   Primary             360        5/26/2006
   16975666 OMM112480015601   Jacksonville               FL         32220 PUD             Primary             360        5/26/2006
   17085200 OMM112480015611   Saint Petersburg           FL         33711 Single Family   Primary             360        5/26/2006
   17014275 OMM112490012071   Canehill                   AR         72717 Single Family   Primary             360        4/25/2006
   17091596 OMM112490017151   Newton                     KS         67114 Single Family   Primary             360        5/26/2006
   17072547 OMM112490018091   Springdale                 AR         72762 Single Family   Primary             360        5/22/2006
   17095126 OMM112490018701   Overland Park              KS         66204 Single Family   Primary             360        5/26/2006
   17018151 OMM112500006331   Somers Point               NJ          8244 Single Family   Primary             360        4/28/2006
   16979833 OMM112500010451   Halethorpe                 MD         21227 Single Family   Primary             360        5/26/2006
   16981631 OMM112500015461   Brick                      NJ          8723 Single Family   Primary             360        5/31/2006
   17054149 OMM112510004471   Las Vegas                  NV         89131 PUD             Primary             360        5/12/2006
   17089608 OMM112510004652   Las Vegas                  NV         89108 Single Family   Primary             360        5/30/2006
   17062597 OMM112510004692   Henderson                  NV         89015 Single Family   Primary             360        5/15/2006
   17082165 OMM112510004852   Las Vegas                  NV         89145 Single Family   Primary             360        5/25/2006
   15830649 QLF042106011167   LAS VEGAS                  NV         89108 Single Family   Primary             360         4/3/2006
   15830698 QLF042106021366   MORENO VALLEY              CA         92557 Single Family   Primary             360         4/3/2006
   15830706 QLF042106021602   MELBOURNE                  FL         32935 Single Family   Primary             360         4/6/2006
   15830730 QLF042106026808   SANTEE                     CA         92071 Single Family   Primary             360        3/30/2006
   15830763 QLF042106029011   NORTH LAS VEGAS            NV         89030 Single Family   Primary             360        3/31/2006
   15830771 QLF042106030124   COOLIDGE                   AZ         85228 Single Family   Primary             360         4/4/2006
   15830813 QLF042106033813   RIVERSIDE                  CA         92505 Single Family   Primary             360         4/5/2006
   15830821 QLF042106034266   FRESNO                     CA         93705 Single Family   Primary             360         4/3/2006
   15830839 QLF042106034794   STOCKTON                   CA         95215 Single Family   Primary             360        3/31/2006
   15830847 QLF042106034861   PHOENIX                    AZ         85024 PUD             Primary             360        3/27/2006
   15830854 QLF042106034870   SPRING HILL                FL         34606 Single Family   Primary             360         4/4/2006
   15830888 QLF042106036336   LOS ANGELES                CA         90011 Single Family   Primary             360        3/30/2006
   15830896 QLF042106036434   LOS ANGELES (GARDENA AREA) CA         90247 Single Family   Primary             360         4/7/2006
   15830912 QLF042106036944   SHAFTER                    CA         93263 Single Family   Primary             360        4/10/2006
   15830920 QLF042106037173   SAN BERNARDINO             CA         92407 Single Family   Primary             360         4/3/2006
   15830953 QLF042106038264   TUCSON                     AZ         85743 PUD             Primary             360        3/28/2006
   15830979 QLF042106039749   EL CENTRO                  CA         92243 Single Family   Primary             360         4/7/2006
   15830987 QLF042106039759   SAN BERNARDINO             CA         92407 Single Family   Primary             360         4/3/2006
   15831001 QLF042106043337   ADELANTO                   CA         92301 Single Family   Primary             360        4/10/2006
   15831068 QLF042206023970   PHOENIX                    AZ         85051 Condominium     Primary             360         4/5/2006
   15819451 WFI0792000020047  WHITE MARSH                MD         21162 Single Family   Primary             360        3/27/2006
   15813413 WFI0792600006669  NAPLES                     FL         34120 Single Family   Primary             360        2/17/2006
   15819527 WFI0794500013085  CHICAGO                    IL         60652 Single Family   Primary             180        3/29/2006
   15833486 WFI0822000019183  LINTHICUM HEIGHTS          MD         21090 Single Family   Primary             360        3/21/2006
   15833494 WFI0822000019972  BLADENSBURG                MD         20710 Single Family   Primary             180        3/15/2006
   15833585 WFI0822000021083  WALDORF                    MD         20602 Single Family   Primary             360         4/5/2006
   15833668 WFI0822000021573  ADELPHI                    MD         20783 Condominium     Primary             360        4/10/2006
   15833684 WFI0822000021637  WARWICK                    RI          2889 Single Family   Primary             360         4/7/2006
   15833700 WFI0822000021734  FREDERICK                  MD         21701 PUD             Primary             360        4/11/2006
   15833718 WFI0822000021740  FREDERICK                  MD         21701 PUD             Primary             180        4/11/2006
   15833734 WFI0822000021964  CHICAGO                    IL         60618 2-4 Family      Primary             360        4/11/2006
   15833874 WFI0822600007265  VENICE                     FL         34285 Single Family   Primary             360         4/3/2006
   15833882 WFI0822600007293  DELTONA                    FL         32725 PUD             Primary             360         4/3/2006
   15834096 WFI0822600007876  RIVERVIEW                  FL         33569 Single Family   Primary             360         4/7/2006
   15834161 WFI0822600008030  ROYAL PALM BEACH           FL         33411 Single Family   Primary             360        4/11/2006
   15834195 WFI0822600008132  JACKSONVILLE               FL         32210 Single Family   Primary             360        4/12/2006
   15834294 WFI0823000011125  WILLARD                    NC         28478 Single Family   Primary             360        4/10/2006
   15834336 WFI0823000011427  VIRGINIA BEACH             VA         23453 PUD             Primary             360        4/11/2006
   15834369 WFI0823000011601  CHATTANOOGA                TN         37406 Single Family   Primary             360        4/19/2006
   15834419 WFI0823500011874  LAKE ELSINORE              CA         92530 Single Family   Primary             360        3/30/2006
   15834427 WFI0823500011967  SEA RANCH                  CA         95497 PUD             Primary             360        3/30/2006
   15834443 WFI0823500012187  ROHNERT PARK               CA         94928 Condominium     Primary             360        3/29/2006
   15834450 WFI0823500012188  ROHNERT PARK               CA         94928 Condominium     Primary             180        3/29/2006
   15834476 WFI0823500012252  FRESNO                     CA         93711 Single Family   Primary             360        3/21/2006
   15834500 WFI0823500012585  STOCKTON                   CA         95215 Single Family   Primary             360         4/3/2006
   15834526 WFI0823500012616  FILLMORE                   CA         93015 Single Family   Primary             360        3/21/2006
   15834625 WFI0823500012863  LA PUENTE                  CA         91748 Single Family   Primary             360        3/31/2006
   15834633 WFI0823500012881  REEDLEY                    CA         93654 Single Family   Primary             360        3/31/2006
   15834666 WFI0823500012966  OXNARD                     CA         93035 Single Family   Primary             360        4/12/2006
   15834682 WFI0823500013198  STOCKTON                   CA         95207 PUD             Primary             360        3/31/2006
   15834716 WFI0823500013323  LODI                       CA         95242 Single Family   Primary             360         4/7/2006
   15834724 WFI0823500013354  FONTANA                    CA         92335 Single Family   Primary             360         4/7/2006
   15834815 WFI0824000008140  BROCKTON                   MA          2301 Single Family   Primary             360        4/10/2006
   15834823 WFI0824000008152  SIDNEY                     ME          4330 Single Family   Primary             360        4/11/2006
   15834963 WFI0824500012586  EUDORA                     KS         66025 Single Family   Primary             360        3/27/2006
   15835085 WFI0824500013816  MATTESON                   IL         60443 Single Family   Primary             360        4/11/2006
   15835127 WFI0824500014187  SAINT PETERSBURG           FL         33711 Single Family   Primary             360        4/13/2006
   15835143 WFI0824600007811  HENDERSON                  NV         89015 Single Family   Primary             360         4/5/2006
   15835184 WFI0824600007920  LAS VEGAS                  NV         89110 Single Family   Primary             360         4/5/2006
   15835200 WFI0824600007931  PHOENIX                    AZ         85032 Single Family   Primary             360        4/11/2006
   15835234 WFI0824600007995  PHOENIX                    AZ         85016 Single Family   Primary             360        4/10/2006
   15835242 WFI0824600008091  LITCHFIELD PARK            AZ         85340 Single Family   Primary             360         4/4/2006
   15835275 WFI0824600008243  TUCSON                     AZ         85713 Single Family   Primary             360        4/13/2006
   15835291 WFI0824700003685  FARMINGTON                 NM         87401 Single Family   Primary             360        3/20/2006
   15835317 WFI0824700003786  RHODODENDRON               OR         97049 Single Family   Primary             360         4/3/2006
   15835333 WFI0824700003865  RENTON                     WA         98055 Condominium     Primary             360         4/4/2006
   15835341 WFI0824700003879  KENT                       WA         98042 Single Family   Primary             360        4/10/2006
   15835358 WFI0824700003891  RENTON                     WA         98058 Single Family   Primary             360         4/5/2006
   15835432 WFI0825100000590  LANSING                    IL         60438 2-4 Family      Primary             480        1/17/2006
   15835572 WFI0825800009412  FREEHOLD                   NJ          7728 Condominium     Primary             360        4/13/2006
   15835630 WFI0827100003245  SAINT PETERSBURG           FL         33713 Single Family   Primary             360        3/23/2006
   15835689 WFI0827500002726  OXNARD                     CA         93033 Condominium     Primary             360        2/28/2006
   15835697 WFI0827500002751  SAN BERNARDINO             CA         92407 Single Family   Primary             360         3/3/2006
   15835705 WFI0827500002891  SUPERIOR                   AZ         85273 2-4 Family      Primary             360         4/5/2006
   15835747 WFI0827500002911  SPOKANE                    WA         99205 Single Family   Primary             360         4/7/2006
   15835762 WFI0827500002925  PHOENIX                    AZ         85035 Single Family   Primary             360         4/3/2006
   15835788 WFI0827500002978  WRIGHTWOOD                 CA         92397 Single Family   Primary             360         4/3/2006
   15835796 WFI0827500003045  MESA                       AZ         85213 Single Family   Primary             360        4/11/2006
   15853104 WFI0842000020669  FLORENCE                   AZ         85232 PUD             Primary             360        3/17/2006
   15853112 WFI0842000020719  CARTERSVILLE               GA         30120 PUD             Primary             360        3/31/2006
   15853179 WFI0842000021158  LAUREL                     MD         20723 Condominium     Primary             360        3/31/2006
   15853211 WFI0842000021395  EWING                      NJ          8618 Single Family   Primary             360         4/1/2006
   15853245 WFI0842000021610  HEMPSTEAD                  NY         11550 Single Family   Primary             360         4/7/2006
   15853286 WFI0842000021837  LAUREL                     MD         20707 PUD             Primary             360        4/17/2006
   15853302 WFI0842000021918  GLEN BURNIE                MD         21060 Single Family   Primary             180        4/21/2006
   15853310 WFI0842000021922  SPRINGFIELD                PA         19064 Single Family   Primary             360        4/21/2006
   15853419 WFI0842000022205  NORFOLK                    VA         23508 Single Family   Primary             360        4/19/2006
   15853468 WFI0842000022490  ALEXANDRIA                 VA         22312 Condominium     Primary             360        4/28/2006
   15853500 WFI0842000022579  SATELLITE BEACH            FL         32937 Single Family   Primary             360        4/21/2006
   15853526 WFI0842000022652  SEVERN                     MD         21144 Single Family   Primary             360        4/21/2006
   15853567 WFI0842000022748  PHILADELPHIA               PA         19124 2-4 Family      Primary             360        4/22/2006
   15853609 WFI0842000023181  EDGEWATER                  FL         32132 Single Family   Primary             360        4/29/2006
   15853625 WFI0842300002271  HUNTINGTON STATION         NY         11746 Single Family   Primary             360        4/25/2006
   15853633 WFI0842300002293  PRINCE FREDERICK           MD         20678 Single Family   Primary             360        4/11/2006
   15853682 WFI0842500007055  ATLANTA                    GA         30315 Single Family   Primary             360        4/26/2006
   15853690 WFI0842500007062  OTTAWA                     KS         66067 Single Family   Primary             360        3/27/2006
   15853823 WFI0842600007728  MIAMI BEACH                FL         33141 High Rise Condo Primary             360        4/24/2006
   15853849 WFI0842600007819  PORT ST LUCIE              FL         34953 Single Family   Primary             360        4/25/2006
   15853906 WFI0842600008107  PALM BAY                   FL         32909 Single Family   Primary             360        4/21/2006
   15853948 WFI0842600008190  JACKSONVILLE               FL         32210 Single Family   Primary             360        4/18/2006
   15853963 WFI0842600008210  MIAMI                      FL         33169 Single Family   Primary             360        4/19/2006
   15854193 WFI0842600008580  LANTANA                    FL         33462 Single Family   Primary             360        4/28/2006
   15854284 WFI0842800000039  BUCHANAN                   VA         24066 Single Family   Primary             360        4/24/2006
   15854359 WFI0843000011112  WINSTON SALEM              NC         27105 Single Family   Primary             360        3/31/2006
   15854367 WFI0843000011157  RICHMOND                   VA         23224 Single Family   Primary             360        4/12/2006
   15854409 WFI0843000011296  WINSTON SALEM              NC         27107 PUD             Primary             360         4/3/2006
   15854458 WFI0843000011499  MURRELLS INLET             SC         29576 Single Family   Primary             360        4/21/2006
   15854482 WFI0843000011568  RICHMOND                   VA         23234 Single Family   Primary             360        4/24/2006
   15854573 WFI0843000012186  CENTREVILLE                VA         20121 PUD             Primary             360        4/26/2006
   15854649 WFI0843500011839  GUERNEVILLE                CA         95446 Single Family   Primary             360        2/28/2006
   15854664 WFI0843500012806  MILFORD                    CT          6460 Single Family   Primary             360         4/6/2006
   15854698 WFI0843500013123  MODESTO                    CA         95356 Single Family   Primary             360         4/7/2006
   15854714 WFI0843500013149  BALDWIN PARK               CA         91706 Single Family   Primary             360        4/20/2006
   15854730 WFI0843500013206  PALMDALE                   CA         93552 Single Family   Primary             360         4/7/2006
   15854805 WFI0843500013482  ELK GROVE                  CA         95758 Single Family   Primary             360        4/20/2006
   15854821 WFI0843500013527  PERRIS                     CA         92571 Single Family   Primary             360        4/21/2006
   15854862 WFI0843500013719  SAN JACINTO                CA         92583 Single Family   Primary             360        4/19/2006
   15854904 WFI0843500013754  SACRAMENTO                 CA         95823 Single Family   Primary             360        4/19/2006
   15854920 WFI0843500013817  MENDOTA                    CA         93640 Single Family   Primary             360        4/24/2006
   15854995 WFI0844000007690  BRIDGEPORT                 CT          6607 2-4 Family      Primary             360        4/12/2006
   15855018 WFI0844000007771  HARTFORD                   CT          6112 2-4 Family      Primary             360        4/25/2006
   15855034 WFI0844000008017  PALM BAY                   FL         32907 Single Family   Primary             360        4/25/2006
   15855059 WFI0844000008148  DERBY                      CT          6418 Single Family   Primary             360        4/18/2006
   15855067 WFI0844000008174  FAIRFIELD                  CT          6825 2-4 Family      Primary             360        4/28/2006
   15855075 WFI0844000008213  WESTERLY                   RI          2891 Single Family   Primary             360        4/24/2006
   15855091 WFI0844000008285  EAST HAVEN                 CT          6512 Single Family   Primary             360        4/17/2006
   15855166 WFI0844000008546  OLD ORCHARD BEACH          ME          4064 Single Family   Primary             360        4/25/2006
   15855182 WFI0844000008658  STANDISH                   ME          4084 Single Family   Primary             360        4/25/2006
   15855398 WFI0844500012612  SMITHVILLE                 MO         64089 PUD             Primary             360        4/24/2006
   15855406 WFI0844500013017  SPRINGFIELD                MO         65810 Single Family   Primary             360        3/27/2006
   15855422 WFI0844500013112  MUNDELEIN                  IL         60060 Single Family   Primary             360        3/28/2006
   15855455 WFI0844500013354  LANSING                    IL         60438 Single Family   Primary             360        4/11/2006
   15855489 WFI0844500013454  PARK CITY                  KS         67219 Single Family   Primary             360        3/31/2006
   15855505 WFI0844500013606  BELTON                     MO         64012 Single Family   Primary             360         4/6/2006
   15855513 WFI0844500013614  CHICAGO                    IL         60632 Single Family   Primary             360         4/7/2006
   15855547 WFI0844500013736  DODGE CITY                 KS         67801 Single Family   Primary             360        4/13/2006
   15855588 WFI0844500014082  SAINT AUGUSTINE            FL         32084 Single Family   Primary             360         5/1/2006
   15855638 WFI0844500014249  WENTZVILLE                 MO         63385 PUD             Primary             360        4/25/2006
   15855646 WFI0844500014257  KANSAS CITY                MO         64114 Single Family   Primary             360        4/25/2006
   15855661 WFI0844500014322  TOPEKA                     KS         66617 Single Family   Primary             360        4/21/2006
   15855687 WFI0844500014404  STREAMWOOD                 IL         60107 PUD             Primary             360        4/21/2006
   15855786 WFI0844600007975  ALBUQUERQUE                NM         87107 Single Family   Primary             360         4/5/2006
   15855901 WFI0844600008527  LAS VEGAS                  NV         89119 Single Family   Primary             360        4/21/2006
   15855976 WFI0844700003812  BEAVERTON                  OR         97005 Single Family   Primary             360        4/17/2006
   15855984 WFI0844700004007  YAKIMA                     WA         98902 Single Family   Primary             360        4/19/2006
   15855992 WFI0844700004068  PORTLAND                   OR         97217 Single Family   Primary             360        4/25/2006
   15856008 WFI0844700004079  KENT                       WA         98031 Single Family   Primary             360        4/21/2006
   15856024 WFI0844700004151  SHORELINE                  WA         98133 Single Family   Primary             360        4/22/2006
   15856032 WFI0844800002352  DEL CITY                   OK         73115 Single Family   Primary             180         2/7/2006
   15856040 WFI0844800002393  FRESNO                     TX         77545 PUD             Primary             360        2/14/2006
   15856057 WFI0844800002733  CROWLEY                    TX         76036 Single Family   Primary             360        4/28/2006
   15856073 WFI0844800002767  HOUSTON                    TX         77072 PUD             Primary             360        4/10/2006
   15856081 WFI0844800002941  GARLAND                    TX         75043 Single Family   Primary             360         4/7/2006
   15856263 WFI0845200013158  WEST NEWFIELD              ME          4095 Single Family   Primary             360        4/18/2006
   15856271 WFI0845200013282  RICHMOND                   VA         23233 PUD             Primary             360        4/26/2006
   15856354 WFI0845200014489  VIRGINIA BEACH             VA         23462 PUD             Primary             360        4/25/2006
   15856461 WFI0845600005120  MESA                       AZ         85205 Single Family   Primary             360        4/22/2006
   15856537 WFI0845800010268  SAINT PETERSBURG           FL         33714 Single Family   Primary             360        4/21/2006
   15856669 WFI0847100003524  PHILADELPHIA               PA         19138 Single Family   Primary             360        4/18/2006
   15856701 WFI0847500003025  SEFFNER                    FL         33584 Single Family   Primary             360        4/12/2006
   15856727 WFI0847500003089  MESA                       AZ         85215 Single Family   Primary             360        4/20/2006


    Loan            First                                                     Original                    Cut-off Date
    Number       Payment Date     Maturity Date       Remaining Term        Loan Balance                 Principal Balance
   15837206          5/1/2006         4/1/2036              357             124,000.00                     123,741.00
   15837495          5/1/2006         4/1/2036              357             243,000.00                     242,439.08
   15837537          5/1/2006         4/1/2036              357             148,500.00                     148,254.30
   15837560          5/1/2006         4/1/2036              357             118,750.00                     118,539.24
   15837578          5/1/2006         4/1/2036              357             165,645.00                     165,291.98
   15837610          5/1/2006         4/1/2036              357             440,575.00                     440,574.99
   15837693          5/1/2006         4/1/2036              357             123,500.00                     123,257.22
   15837917          5/1/2006         4/1/2036              357             175,000.00                     174,710.44
   15838006          5/1/2006         4/1/2036              357             153,000.00                     152,670.66
   15838113          5/1/2006         4/1/2036              357             228,000.00                     227,595.33
   15838204          5/1/2006         4/1/2036              357             200,000.00                     199,593.89
   15838378          5/1/2006         4/1/2036              357             145,800.00                     145,527.62
   15838469          5/1/2006         4/1/2036              357             118,750.00                     118,521.27
   15838816          5/1/2006         4/1/2036              357             240,700.00                     240,281.50
   15839301          5/1/2006         4/1/2036              357             102,000.00                     101,786.93
   15839350          5/1/2006         4/1/2036              357             155,254.00                     154,981.26
   15839525          5/1/2006         4/1/2036              357             117,000.00                     116,831.39
   15839673          5/1/2006         4/1/2036              357              94,500.00                      94,366.62
   15839855          5/1/2006         4/1/2036              357             226,000.00                     225,508.86
   15840259          5/1/2006         4/1/2036              357             215,900.00                     215,416.29
   15840358          5/1/2006         4/1/2036              357             151,500.00                     150,608.44
   15841224          5/1/2006         4/1/2036              357             505,000.00                     504,999.70
   15841299          5/1/2006         4/1/2036              357             187,000.00                     186,654.20
   15841372          5/1/2006         4/1/2036              357              94,390.00                      94,237.35
   15842818          4/1/2006         3/1/2036              356             118,750.00                     118,750.00
   15850886          5/1/2006         4/1/2036              357             292,000.00                     291,731.52
   15851090          5/1/2006         4/1/2036              357             238,450.00                     238,087.80
   15851199          5/1/2006         4/1/2036              357             249,755.00                     249,755.00
   15831316          2/1/2006         1/1/2036              354             164,332.00                     162,817.56
   15831340          3/1/2006         2/1/2021              175              40,000.00                      39,413.51
   15831431          2/1/2006         1/1/2036              354              69,200.00                      68,925.14
   15831530          2/1/2006         1/1/2036              354              30,300.00                      30,160.21
   15831571          2/1/2006         1/1/2036              354             121,584.00                     121,000.55
   15831597          2/1/2006         1/1/2036              354              37,000.00                      36,858.83
   15831639          2/1/2006         1/1/2021              174              41,667.28                      40,503.90
   15831647          2/1/2006         1/1/2036              354              54,655.00                      54,343.90
   15831753          3/1/2006         2/1/2036              355              56,000.00                      55,772.28
   15831837          3/1/2006         2/1/2036              355              91,000.00                      90,640.74
   15831852          3/1/2006         2/1/2016              115              40,000.00                      38,745.04
   15831894          3/1/2006         2/1/2036              355             100,000.00                      99,609.09
   15831910          3/1/2006         2/1/2036              355             180,600.00                     180,056.35
   15831928          3/1/2006         2/1/2036              355              33,500.00                      33,391.73
   15831985          3/1/2006         2/1/2036              355              65,600.00                      65,383.59
   15832108          3/1/2006         2/1/2036              355             355,000.00                     353,743.57
   15832116          3/1/2006         2/1/2036              355             500,000.00                     498,102.56
   15832181          4/1/2006         3/1/2036              356              86,150.00                      85,841.96
   15832272          4/1/2006         3/1/2036              356             102,400.00                     102,171.39
   15832280          4/1/2006         3/1/2036              356              97,000.00                      96,681.94
   15832314          3/1/2006         2/1/2036              355             160,000.00                     159,431.43
   15832330          4/1/2006         3/1/2036              356             447,000.00                     446,065.77
   15832363          4/1/2006         3/1/2021              176              38,738.56                      38,272.28
   15832439          4/1/2006         3/1/2036              356              56,000.00                      55,883.74
   15832454          4/1/2006         3/1/2021              176             118,000.00                     116,610.20
   15832462          4/1/2006         3/1/2026              236             113,000.00                     112,092.66
   15832512          4/1/2006         3/1/2036              356              27,500.00                      27,454.34
   15832520          4/1/2006         3/1/2036              356             463,160.00                     460,690.77
   15832579          4/1/2006         3/1/2021              176              50,000.00                      49,423.81
   15832645          4/1/2006         3/1/2021              176              58,091.00                      57,385.69
   15832660          4/1/2006         3/1/2036              356              70,240.00                      70,025.29
   15832686          4/1/2006         3/1/2021              176              34,000.00                      33,633.28
   15832736          4/1/2006         3/1/2036              356              81,589.00                      81,385.04
   15832801          5/1/2006         4/1/2036              357             109,586.00                     109,352.45
   15832868          5/1/2006         4/1/2021              177              66,863.80                      66,221.74
   15832884          5/1/2006         4/1/2036              357              79,200.00                      79,020.78
   15832942          5/1/2006         4/1/2036              357             110,386.00                     110,143.57
   15832959          5/1/2006         4/1/2036              357             110,450.00                     110,130.09
   15832967          5/1/2006         4/1/2021              177              60,000.00                      59,418.88
   15833007          5/1/2006         4/1/2036              357             111,200.00                     111,099.54
   15833023          5/1/2006         4/1/2036              357              91,920.00                      91,707.84
   15833031          5/1/2006         4/1/2036              357             160,500.00                     160,125.83
   15833049          5/1/2006         4/1/2021              177              45,000.00                      44,605.33
   15833155          5/1/2006         4/1/2036              357             208,250.00                     208,059.17
   15833163          5/1/2006         4/1/2036              357              99,797.57                      99,550.22
   15833296          5/1/2006         4/1/2036              357              61,600.00                      61,463.35
   15833320          5/1/2006         4/1/2036              357              52,800.00                      52,678.11
   15853021          6/1/2006         5/1/2036              358              73,000.00                      72,929.01
   15853062          6/1/2006         5/1/2036              358             333,000.00                     332,808.58
   15851421          4/1/2006         3/1/2036              356             135,000.00                     134,736.14
   15851447          5/1/2006         4/1/2036              357              99,000.00                      98,740.32
   15851462          6/1/2006         5/1/2036              358              64,000.00                      63,934.76
   15851488          5/1/2006         4/1/2036              357             166,500.00                     166,500.00
   15851520          6/1/2006         5/1/2036              358             137,600.00                     137,470.76
   15851538          5/1/2006         4/1/2036              357             115,000.00                     114,787.35
   15851546          5/1/2006         4/1/2036              357             180,000.00                     179,592.69
   15851553          6/1/2006         5/1/2036              358             155,250.00                     155,029.12
   15851611          6/1/2006         5/1/2036              358             190,800.00                     190,673.41
   15851652          5/1/2006         4/1/2036              357             162,250.00                     161,807.58
   15851660          6/1/2006         5/1/2036              358             279,000.00                     278,571.99
   15851694          5/1/2006         4/1/2036              357             143,000.00                     142,635.74
   15851702          5/1/2006         4/1/2036              357             305,000.00                     305,000.00
   15851710          5/1/2006         4/1/2036              357             148,000.00                     147,687.75
   15851751          6/1/2006         5/1/2036              358             139,750.00                     139,749.53
   15851769          6/1/2006         5/1/2036              358             180,750.00                     180,501.66
   15851793          5/1/2006         4/1/2036              357             157,500.00                     157,072.61
   15851868          5/1/2006         4/1/2036              357             204,000.00                     204,000.00
   15851884          6/1/2006         5/1/2036              358             111,900.00                     111,765.34
   15851900          6/1/2006         5/1/2036              358             157,250.00                     157,020.14
   15851934          6/1/2006         5/1/2036              358             157,550.00                     157,350.43
   15851959          5/1/2006         4/1/2036              357             202,400.00                     202,200.79
   15852015          6/1/2006         5/1/2036              358             174,650.00                     174,650.00
   15852049          6/1/2006         5/1/2036              358             146,400.00                     146,313.38
   15852098          6/1/2006         5/1/2036              358             136,000.00                     136,000.00
   15852171          6/1/2006         5/1/2036              358             160,000.00                     160,000.00
   15852205          6/1/2006         5/1/2036              358             284,000.00                     283,543.35
   15852213          6/1/2006         5/1/2036              358             143,250.00                     143,086.26
   15852338          6/1/2006         5/1/2036              358             129,500.00                     129,362.37
   15852387          6/1/2006         5/1/2036              358             255,600.00                     255,439.83
   15852395          6/1/2006         5/1/2036              358             102,000.00                     101,883.41
   15852429          6/1/2006         5/1/2036              358             130,500.00                     130,372.46
   15852494          6/1/2006         5/1/2036              358             184,000.00                     183,999.91
   15852551          6/1/2006         5/1/2036              358             108,750.00                     108,615.03
   15852569          6/1/2006         5/1/2036              358             156,000.00                     155,837.64
   15852585          6/1/2006         5/1/2036              358             112,500.00                     112,411.15
   15852601          6/1/2006         5/1/2036              358              81,000.00                      80,881.79
   15852627          6/1/2006         5/1/2036              358             185,250.00                     185,055.16
   15852700          6/1/2006         5/1/2036              358             217,000.00                     216,873.46
   15852718          6/1/2006         5/1/2036              358             389,600.00                     389,600.00
   15852742          6/1/2006         5/1/2036              358              64,000.00                      63,932.70
   15852791          6/1/2006         5/1/2036              358             151,200.00                     150,990.16
   15852825          6/1/2006         5/1/2036              358             120,000.00                     119,852.58
   15852858          6/1/2006         5/1/2036              358             184,400.00                     184,281.10
   15852932          6/1/2006         5/1/2036              358             368,250.00                     367,967.08
   15852973          6/1/2006         5/1/2036              358             128,000.00                     127,807.50
   15852981          6/1/2006         5/1/2036              358             152,000.00                     151,907.44
   15909591          3/1/2006         2/1/2036              355             140,000.00                     139,720.59
   15910433          4/1/2006         3/1/2036              356             135,000.00                     134,738.64
   15911712          5/1/2006         4/1/2036              357             213,600.00                     213,466.09
   15911845          5/1/2006         4/1/2036              357             215,000.00                     214,891.57
   15912702          5/1/2006         4/1/2036              357              96,500.00                      96,378.55
   15913064          5/1/2006         4/1/2036              357             144,000.00                     143,857.50
   15913072          5/1/2006         4/1/2036              357             137,000.00                     136,829.94
   15914104          5/1/2006         4/1/2036              357              58,000.00                      57,945.28
   15914112          5/1/2006         4/1/2036              357              75,001.00                      74,958.97
   15915317          5/1/2006         4/1/2036              357             225,000.00                     224,805.33
   15917586          5/1/2006         4/1/2036              357             162,000.00                     161,849.42
   15917834          5/1/2006         4/1/2036              357              50,000.00                      49,932.71
   15918436          5/1/2006         4/1/2036              357             183,500.00                     183,031.19
   15918709          5/1/2006         4/1/2036              357             112,000.00                     111,795.01
   15919491          5/1/2006         4/1/2036              357             100,000.00                      99,859.11
   15919616          5/1/2006         4/1/2036              357              90,000.00                      89,625.51
   15919681          5/1/2006         4/1/2036              357             120,000.00                     119,780.94
   15919863          5/1/2006         4/1/2036              357             148,000.00                     147,827.46
   15919905          5/1/2006         4/1/2036              357             144,000.00                     143,764.68
   15919921          5/1/2006         4/1/2036              357              75,000.00                      74,866.17
   15920705          5/1/2006         4/1/2036              357              65,300.00                      64,279.63
   15923006          5/1/2006         4/1/2036              357             150,000.00                     149,847.01
   17099516          7/1/2006         6/1/2036              359             498,750.00                     498,633.65
   17070970          7/1/2006         6/1/2036              359              35,000.00                      34,994.47
   17089244          7/1/2006         6/1/2036              359             179,950.00                     179,900.29
   17091935          7/1/2006         6/1/2036              359             326,800.00                     326,740.59
   17086083          7/1/2006         6/1/2036              359             305,000.00                     304,931.72
   17075169          7/1/2006         6/1/2036              359             429,000.00                     428,903.96
   17040718          7/1/2006         6/1/2036              359             354,000.00                     353,932.66
   17075870          7/1/2006         6/1/2036              359             375,000.00                     374,912.53
   17099797          7/1/2006         6/1/2036              359             352,500.00                     352,421.09
   16824351          4/1/2006         3/1/2036              356             140,000.00                     139,923.27
   17063561          7/1/2006         6/1/2036              359             400,000.00                     399,933.16
   17084419          7/1/2006         6/1/2036              359             199,500.00                     199,463.73
   17011024          6/1/2006         5/1/2036              358             203,600.00                     203,544.62
   17025107          6/1/2006         5/1/2036              358             528,000.00                     527,822.90
   17088576          7/1/2006         6/1/2036              359             378,750.00                     378,671.94
   17074196          7/1/2006         6/1/2036              359              45,400.00                      45,393.84
   17071150          7/1/2006         6/1/2036              359              60,600.00                      60,589.67
   17068586          7/1/2006         6/1/2036              359              51,800.00                      51,790.47
   17084526          7/1/2006         6/1/2036              359             351,000.00                     350,927.67
   17099938          7/1/2006         6/1/2036              359             382,500.00                     382,390.65
   17084534          7/1/2006         6/1/2036              359             488,000.00                     487,813.56
   17078601          7/1/2006         6/1/2036              359              40,400.00                      40,393.59
   17095829          7/1/2006         6/1/2036              359             404,000.00                     403,913.22
   17096868          7/1/2006         6/1/2036              359             424,000.00                     423,892.66
   17096884          7/1/2006         6/1/2036              359             526,500.00                     526,360.72
   16994261          7/1/2006         6/1/2036              359              71,100.00                      71,066.83
   16801706          3/1/2006         2/1/2036              355             127,500.00                     127,500.00
   16862443          5/1/2006         4/1/2036              357              69,600.00                      69,569.13
   16945990          5/1/2006         4/1/2036              357              40,300.00                      40,288.77
   17084062          7/1/2006         6/1/2021              179              50,000.00                      49,850.65
   17064965          7/1/2006         6/1/2036              359              36,600.00                      36,596.62
   17067554          7/1/2006         6/1/2036              359             347,900.00                     347,811.93
   17058405          7/1/2006         6/1/2036              359              34,500.00                      34,496.43
   17058736          7/1/2006         6/1/2036              359              40,000.00                      39,994.78
   17097049          7/1/2006         6/1/2036              359              37,400.00                      37,396.56
   17059718          7/1/2006         6/1/2036              359              26,000.00                      25,995.56
   17058439          7/1/2006         6/1/2036              359              30,000.00                      29,995.24
   17065004          7/1/2006         6/1/2036              359              43,750.00                      43,741.33
   17063223          7/1/2006         6/1/2036              359              49,180.00                      49,164.71
   17092511          7/1/2006         6/1/2036              359              39,950.00                      39,946.33
   16973786          7/1/2006         6/1/2036              359             165,000.00                     164,970.00
   17056565          7/1/2006         6/1/2036              359              31,450.00                      31,435.71
   17075474          7/1/2006         6/1/2036              359              53,250.00                      53,242.49
   17097254          7/1/2006         6/1/2036              359             120,000.00                     119,977.24
   17095993          7/1/2006         6/1/2036              359              45,250.00                      45,242.83
   17072158          7/1/2006         6/1/2036              359              56,000.00                      55,992.11
   17060187          7/1/2006         6/1/2036              359              97,000.00                      96,941.23
   17078742          7/1/2006         6/1/2036              359              49,000.00                      48,989.14
   17072174          7/1/2006         6/1/2021              179              37,800.00                      37,783.72
   17094657          7/1/2006         6/1/2036              359             147,000.00                     146,957.98
   17097346          7/1/2006         6/1/2036              359             134,000.00                     133,975.56
   16834053          4/1/2006         3/1/2036              356             140,400.00                     139,999.79
   16873465          5/1/2006         4/1/2036              357              30,000.00                      29,985.66
   16962938          6/1/2006         5/1/2036              358              51,000.00                      50,991.62
   17006115          6/1/2006         5/1/2036              358              48,000.00                      47,972.34
   17050592          7/1/2006         6/1/2036              359             337,500.00                     337,448.18
   17048208          7/1/2006         6/1/2036              359             190,000.00                     189,960.84
   17047192          7/1/2006         6/1/2036              359              47,250.00                      47,245.82
   17070764          7/1/2006         6/1/2036              359              25,200.00                      25,195.87
   17064601          7/1/2006         6/1/2036              359              31,875.00                      31,871.70
   17085440          7/1/2006         6/1/2036              359              51,875.00                      51,870.04
   17089517          7/1/2006         6/1/2036              359             176,000.00                     175,890.60
   17093501          7/1/2006         6/1/2036              359              49,875.00                      49,870.59
   16974743          7/1/2006         6/1/2036              359             229,000.00                     228,838.38
   17067695          7/1/2006         6/1/2036              359              38,200.00                      38,193.72
   16975526          7/1/2006         6/1/2036              359              33,750.00                      33,746.51
   17089558          7/1/2006         6/1/2036              359             125,000.00                     124,976.30
   16975658          7/1/2006         6/1/2036              359              55,000.00                      54,992.24
   16975666          7/1/2006         6/1/2036              359             131,250.00                     131,230.69
   17085200          7/1/2006         6/1/2036              359             122,000.00                     121,977.82
   17014275          6/1/2006         5/1/2036              358             120,500.00                     120,337.74
   17091596          7/1/2006         6/1/2036              359              73,100.00                      73,003.38
   17072547          7/1/2006         6/1/2036              359              98,400.00                      98,344.84
   17095126          7/1/2006         6/1/2036              359             134,150.00                     134,062.25
   17018151          6/1/2006         5/1/2036              358             100,000.00                      99,967.85
   16979833          7/1/2006         6/1/2036              359             173,000.00                     172,973.44
   16981631          7/1/2006         6/1/2036              359             144,000.00                     143,972.70
   17054149          7/1/2006         6/1/2036              359             368,800.00                     368,713.97
   17089608          7/1/2006         6/1/2036              359              46,300.00                      46,291.48
   17062597          7/1/2006         6/1/2036              359              45,000.00                      44,988.86
   17082165          7/1/2006         6/1/2036              359              63,750.00                      63,736.39
   15830649          6/1/2006         5/1/2036              358             125,000.00                     124,876.54
   15830698          6/1/2006         5/1/2036              358             210,000.00                     209,769.72
   15830706          6/1/2006         5/1/2036              358             133,500.00                     133,381.14
   15830730          6/1/2006         5/1/2036              358             292,500.00                     292,144.35
   15830763          6/1/2006         5/1/2036              358              89,100.00                      88,928.36
   15830771          6/1/2006         5/1/2036              358              70,200.00                      70,057.96
   15830813          6/1/2006         5/1/2036              358             237,000.00                     236,789.00
   15830821          6/1/2006         5/1/2036              358             130,000.00                     129,824.60
   15830839          6/1/2006         5/1/2036              358             114,000.00                     113,861.39
   15830847          5/1/2006         4/1/2036              357             141,750.00                     141,462.77
   15830854          6/1/2006         5/1/2036              358              79,750.00                      79,692.86
   15830888          6/1/2006         5/1/2036              358             105,000.00                     104,590.95
   15830896          6/1/2006         5/1/2036              358             450,000.00                     449,362.73
   15830912          6/1/2006         5/1/2036              358             165,000.00                     164,837.04
   15830920          6/1/2006         5/1/2036              358             210,000.00                     209,769.24
   15830953          6/1/2006         5/1/2036              358             142,000.00                     141,827.33
   15830979          6/1/2006         5/1/2036              358             154,000.00                     153,847.90
   15830987          6/1/2006         5/1/2036              358             236,500.00                     236,240.13
   15831001          6/1/2006         5/1/2036              358             206,500.00                     206,316.14
   15831068          6/1/2006         5/1/2036              358              72,150.00                      72,092.41
   15819451          5/1/2006         4/1/2036              357             275,000.00                     274,732.41
   15813413          4/1/2006         3/1/2036              356             170,000.00                     169,585.37
   15819527          5/1/2006         4/1/2021              177              38,000.00                      37,954.30
   15833486          5/1/2006         4/1/2036              357             162,000.00                     161,630.63
   15833494          5/1/2006         4/1/2021              177              87,500.00                      87,405.51
   15833585          6/1/2006         5/1/2036              358             350,000.00                     349,737.01
   15833668          6/1/2006         5/1/2036              358              84,500.00                      84,381.29
   15833684         5/17/2006        4/17/2036              358             116,500.00                     116,326.54
   15833700          6/1/2006         5/1/2036              358             209,600.00                     209,599.33
   15833718          6/1/2006         5/1/2021              178              52,400.00                      52,362.39
   15833734         5/22/2006        4/22/2036              358             248,000.00                     247,630.01
   15833874          6/1/2006         5/1/2036              358             150,000.00                     149,793.90
   15833882          6/1/2006         5/1/2036              358             169,650.00                     169,409.76
   15834096          6/1/2006         5/1/2036              358             187,000.00                     186,741.77
   15834161          6/1/2006         5/1/2036              358             230,000.00                     230,000.00
   15834195          6/1/2006         5/1/2036              358             160,000.00                     159,818.99
   15834294          6/1/2006         5/1/2036              358             166,500.00                     166,273.53
   15834336          6/1/2006         5/1/2036              358             150,000.00                     149,845.50
   15834369          6/1/2006         5/1/2036              358             133,000.00                     132,793.51
   15834419          6/1/2006         5/1/2036              358             197,500.00                     197,359.34
   15834427          6/1/2006         5/1/2036              358             150,000.00                     149,929.71
   15834443          5/1/2006         4/1/2036              357             240,000.00                     240,000.00
   15834450          5/1/2006         4/1/2021              177              60,000.00                      59,931.62
   15834476          5/1/2006         4/1/2036              357             230,750.00                     230,750.00
   15834500          6/1/2006         5/1/2036              358             244,000.00                     243,598.03
   15834526          5/1/2006         4/1/2036              357             350,000.00                     349,289.32
   15834625          6/1/2006         5/1/2036              358             250,000.00                     249,686.54
   15834633          6/1/2006         5/1/2036              358             135,000.00                     134,924.61
   15834666          6/1/2006         5/1/2036              358             553,500.00                     553,500.00
   15834682          6/1/2006         5/1/2036              358             310,000.00                     309,808.51
   15834716          6/1/2006         5/1/2036              358             268,000.00                     267,609.66
   15834724          6/1/2006         5/1/2036              358             248,000.00                     247,641.66
   15834815          6/1/2006         5/1/2036              358             255,000.00                     254,579.92
   15834823          6/1/2006         5/1/2036              358             135,000.00                     134,769.15
   15834963          5/1/2006         4/1/2036              357             125,500.00                     125,258.97
   15835085          6/1/2006         5/1/2036              358             160,550.00                     160,333.83
   15835127          6/1/2006         5/1/2036              358              91,000.00                      90,866.94
   15835143          6/1/2006         5/1/2036              358             145,000.00                     144,784.11
   15835184          6/1/2006         5/1/2036              358             165,000.00                     164,864.79
   15835200          6/1/2006         5/1/2036              358             242,250.00                     242,150.00
   15835234          6/1/2006         5/1/2036              358             187,500.00                     187,272.02
   15835242          6/1/2006         5/1/2036              358             224,000.00                     222,637.56
   15835275          6/1/2006         5/1/2036              358              95,400.00                      95,249.87
   15835291          5/1/2006         4/1/2036              357             136,000.00                     135,679.80
   15835317          6/1/2006         5/1/2036              358             158,500.00                     158,238.88
   15835333          6/1/2006         5/1/2036              358             139,500.00                     139,500.00
   15835341          6/1/2006         5/1/2036              358             235,800.00                     235,777.81
   15835358          6/1/2006         5/1/2036              358             375,000.00                     374,805.28
   15835432          3/1/2006         2/1/2046              475              75,000.00                      74,866.77
   15835572          6/1/2006         5/1/2036              358             146,000.00                     145,948.20
   15835630          5/1/2006         4/1/2036              357             170,000.00                     169,813.67
   15835689          5/1/2006         4/1/2036              357             190,000.00                     189,834.69
   15835697          5/1/2006         4/1/2036              357             198,000.00                     197,718.26
   15835705          6/1/2006         5/1/2036              358             128,000.00                     127,850.73
   15835747          6/1/2006         5/1/2036              358             161,000.00                     160,999.98
   15835762          6/1/2006         5/1/2036              358             140,000.00                     139,833.23
   15835788          6/1/2006         5/1/2036              358             263,000.00                     262,638.65
   15835796          6/1/2006         5/1/2036              358             212,500.00                     212,186.76
   15853104          5/1/2006         4/1/2036              357             225,000.00                     225,000.00
   15853112          6/1/2006         5/1/2036              358             205,000.00                     204,703.81
   15853179          5/1/2006         4/1/2036              357             265,000.00                     264,473.77
   15853211          6/1/2006         5/1/2036              358             265,000.00                     264,572.82
   15853245          6/1/2006         5/1/2036              358             468,000.00                     467,460.01
   15853286          6/1/2006         5/1/2036              358             276,000.00                     276,000.00
   15853302          6/1/2006         5/1/2021              178              50,000.00                      49,975.67
   15853310          6/1/2006         5/1/2036              358             270,000.00                     269,820.86
   15853419          6/1/2006         5/1/2036              358             152,000.00                     151,810.58
   15853468          7/1/2006         6/1/2036              359             236,000.00                     235,948.84
   15853500          6/1/2006         5/1/2036              358             149,800.00                     149,483.36
   15853526          6/1/2006         5/1/2036              358             181,000.00                     180,733.18
   15853567          6/1/2006         5/1/2036              358             165,000.00                     164,708.05
   15853609          7/1/2006         6/1/2036              359             165,600.00                     165,561.91
   15853625          6/1/2006         5/1/2036              358             375,000.00                     374,418.96
   15853633          6/1/2006         5/1/2036              358             320,000.00                     319,482.09
   15853682          7/1/2006         6/1/2036              359              75,000.00                      74,938.41
   15853690          5/1/2006         4/1/2036              357             125,000.00                     124,725.50
   15853823          6/1/2006         5/1/2036              358             143,000.00                     143,000.00
   15853849          6/1/2006         5/1/2036              358             235,000.00                     234,699.25
   15853906          6/1/2006         5/1/2036              358             160,000.00                     159,853.24
   15853948          6/1/2006         5/1/2036              358              90,000.00                      89,875.09
   15853963          6/1/2006         5/1/2036              358             102,000.00                     101,873.07
   15854193          6/1/2006         5/1/2036              358             123,750.00                     123,601.07
   15854284          6/1/2006         5/1/2036              358             115,000.00                     114,852.82
   15854359          5/1/2006         4/1/2036              357              83,000.00                      82,846.52
   15854367          6/1/2006         5/1/2036              358             117,250.00                     117,091.81
   15854409          5/1/2006         4/1/2036              357              97,000.00                      96,812.71
   15854458          6/1/2006         5/1/2036              358              80,000.00                      79,894.44
   15854482          6/1/2006         5/1/2036              358              85,800.00                      85,684.24
   15854573          6/1/2006         5/1/2036              358             351,000.00                     350,864.39
   15854649          5/1/2006         4/1/2036              357             165,000.00                     164,676.98
   15854664          6/1/2006         5/1/2036              358             228,000.00                     227,596.57
   15854698          6/1/2006         5/1/2036              358             180,000.00                     180,000.00
   15854714          6/1/2006         5/1/2036              358             195,000.00                     194,805.95
   15854730          6/1/2006         5/1/2036              358             178,500.00                     178,282.97
   15854805          6/1/2006         5/1/2036              358             310,000.00                     310,000.00
   15854821          6/1/2006         5/1/2036              358             234,000.00                     233,626.12
   15854862          6/1/2006         5/1/2036              358             152,400.00                     152,400.00
   15854904          6/1/2006         5/1/2036              358             320,400.00                     320,196.33
   15854920          6/1/2006         5/1/2036              358              90,000.00                      89,818.65
   15854995          6/1/2006         5/1/2036              358             263,000.00                     263,000.00
   15855018          6/1/2006         5/1/2036              358             185,000.00                     184,750.92
   15855034          6/1/2006         5/1/2036              358             189,000.00                     189,000.00
   15855059          6/1/2006         5/1/2036              358             188,000.00                     187,606.02
   15855067          6/1/2006         5/1/2036              358             399,000.00                     398,514.87
   15855075          6/1/2006         5/1/2036              358             345,000.00                     344,813.94
   15855091          6/1/2006         5/1/2036              358             191,250.00                     191,103.44
   15855166          6/1/2006         5/1/2036              358             237,500.00                     237,163.66
   15855182          6/1/2006         5/1/2036              358             252,000.00                     251,660.01
   15855398          6/1/2006         5/1/2036              358             166,500.00                     166,286.93
   15855406          5/1/2006         4/1/2036              357             129,000.00                     128,827.35
   15855422          6/1/2006         5/1/2036              358             202,000.00                     201,892.98
   15855455          6/1/2006         5/1/2036              358             228,900.00                     228,900.00
   15855489          6/1/2006         5/1/2036              358             125,000.00                     124,834.16
   15855505          6/1/2006         5/1/2036              358              87,000.00                      86,884.27
   15855513          6/1/2006         5/1/2036              358             150,000.00                     149,798.03
   15855547          6/1/2006         5/1/2036              358              90,000.00                      89,891.70
   15855588          7/1/2006         6/1/2036              359             111,500.00                     111,417.26
   15855638          6/1/2006         5/1/2036              358             144,400.00                     144,205.18
   15855646          7/1/2006         6/1/2036              359              98,400.00                      98,315.94
   15855661          6/1/2006         5/1/2036              358             145,800.00                     145,613.42
   15855687          6/1/2006         5/1/2036              358             128,250.00                     128,077.40
   15855786          6/1/2006         5/1/2036              358             202,000.00                     201,720.21
   15855901          6/1/2006         5/1/2036              358             130,000.00                     129,833.63
   15855976          6/1/2006         5/1/2036              358             129,000.00                     128,754.56
   15855984          6/1/2006         5/1/2036              358              76,000.00                      75,855.39
   15855992          7/1/2006         6/1/2036              359             229,600.00                     229,534.04
   15856008          6/1/2006         5/1/2036              358             210,000.00                     209,888.38
   15856024          6/1/2006         5/1/2036              358             186,000.00                     185,685.04
   15856032          4/1/2006         3/1/2021              176              21,980.00                      21,951.48
   15856040          4/1/2006         3/1/2036              356             138,600.00                     138,323.47
   15856057          6/1/2006         5/1/2036              358             112,549.00                     112,459.30
   15856073          6/1/2006         5/1/2036              358             106,000.00                     105,842.17
   15856081          6/1/2006         5/1/2036              358              79,900.00                      79,777.10
   15856263          6/1/2006         5/1/2036              358             195,000.00                     194,712.55
   15856271          6/1/2006         5/1/2036              358             195,510.00                     195,510.00
   15856354          6/1/2006         5/1/2036              358             150,000.00                     149,767.11
   15856461          6/1/2006         5/1/2036              358             272,000.00                     271,598.14
   15856537          6/1/2006         5/1/2036              358             150,000.00                     149,930.87
   15856669          6/1/2006         5/1/2036              358             121,600.00                     121,439.56
   15856701          6/1/2006         5/1/2036              358             131,476.00                     131,297.17
   15856727          6/1/2006         5/1/2036              358             220,000.00                     219,678.29


    Loan          Current Gross            P&I           Paid            Original      Loan       Bankruptcy      Forebearance
    Number        Interest Rate      Payment Amount    Thru Date       Combined LTV   Status         Flag            Flag
   15837206            7.85                896.94        6/1/2006           94.66     Current          N               N
   15837495            7.35              1,674.21        6/1/2006           86.99     Current          N               N
   15837537            8.99              1,193.80        6/1/2006              90     Current          N               N
   15837560            8.65                925.74        6/1/2006              95     Current          N               N
   15837578            7.75              1,186.71        6/1/2006              90     Current          N               N
   15837610            7.25              2,661.81        6/1/2006           89.91     Current          N               N
   15837693            8.15                919.15        6/1/2006              95     Current          N               N
   15837917            8.99              1,406.84        6/1/2006           89.79     Current          N               N
   15838006             7.7              1,090.83        6/1/2006              90     Current          N               N
   15838113            8.65              1,777.42        6/1/2006              95     Current          N               N
   15838204            7.99              1,466.14        6/1/2006           88.89     Current          N               N
   15838378             8.4              1,110.76        6/1/2006              90     Current          N               N
   15838469            8.25                892.13        6/1/2006              95     Current          N               N
   15838816            8.75              1,893.59        6/1/2006           84.99     Current          N               N
   15839301            7.85                737.81        6/1/2006              85     Current          N               N
   15839350             8.7              1,215.85        6/1/2006           86.73     Current          N               N
   15839525            9.65                996.63        6/1/2006              90     Current          N               N
   15839673            9.75                811.91        6/1/2006              90     Current          N               N
   15839855            7.99              1,656.74        6/1/2006           88.04     Current          N               N
   15840259             7.5              1,509.61        6/1/2006              85     Current          N               N
   15840358            8.99              1,217.92        6/1/2006           84.87     Current          N               N
   15841224             8.1              3,408.75        6/1/2006           91.82     Current          N               N
   15841299            8.45              1,431.25        6/1/2006              85     Current          N               N
   15841372             9.1                766.29        6/1/2006            89.6     Current          N               N
   15842818            8.85                875.78        6/1/2006              95     Current          N               N
   15850886             7.8              1,986.62        6/1/2006           87.16     Current          N               N
   15851090             9.4              1,987.65        6/1/2006              95     Current          N               N
   15851199           8.425              1,753.49        6/1/2006              95     Current          N               N
   15831316            6.85              1,076.80        6/1/2006           64.95     Current          N               N
   15831340               8                382.26        6/1/2006           35.71     Current          N               N
   15831431            8.15                515.02        6/1/2006              80     Current          N               N
   15831530             7.4                209.79        6/1/2006           31.89     Current          N               N
   15831571             7.2                 825.3        6/1/2006           79.99     Current          N               N
   15831597            9.05                299.04        6/1/2006           52.86     Current          N               N
   15831639             7.9                395.79        7/1/2006           61.28     Current          N               N
   15831647            6.99                363.25        6/1/2006           55.77     Current          N               N
   15831753             7.1                376.34        6/1/2006              80     Current          N               N
   15831837            7.25                620.78        7/1/2006           67.41     Current          N               N
   15831852             7.4                472.72        7/1/2006            22.6     Current          N               N
   15831894             7.3                685.57        6/1/2006              80     Current          N               N
   15831910             8.6              1,401.48        6/1/2006           68.15     Current          N               N
   15831928            8.25                251.67        6/1/2006           56.78     Current          N               N
   15831985            8.15                488.23        6/1/2006              80     Current          N               N
   15832108             7.8              2,555.54        6/1/2006           66.98     Current          N               N
   15832116            7.45              3,478.97        6/1/2006           65.79     Current          N               N
   15832181             6.6                 550.2        6/1/2006           71.79     Current          N               N
   15832272            8.95                820.25        6/1/2006              80     Current          N               N
   15832280            7.05                 648.6        7/1/2006           65.54     Current          N               N
   15832314            7.78              1,149.58        6/1/2006              80     Current          N               N
   15832330             7.1              2,810.32        6/1/2006           67.73     Current          N               N
   15832363            7.65                362.42        6/1/2006           61.01     Current          N               N
   15832439             9.3                462.73        6/1/2006              80     Current          N               N
   15832454             7.9              1,120.87        6/1/2006           77.94     Current          N               N
   15832462             6.7                855.86        6/1/2006           64.94     Current          N               N
   15832512            10.5                251.55        6/1/2006           23.61     Current          N               N
   15832520            7.45              3,222.64        6/1/2006              80     Current          N               N
   15832579            8.15                482.17        7/1/2006           41.67     Current          N               N
   15832645            7.55                540.16        6/1/2006           63.84     Current          N               N
   15832660             7.4                486.33        6/1/2006              80     Current          N               N
   15832686             8.9                342.83        6/1/2006           52.31     Current          N               N
   15832736             8.4                621.58        7/1/2006           79.99     Current          N               N
   15832801            7.75                785.09        7/1/2006           79.99     Current          N               N
   15832868             6.9                597.26        6/1/2006           83.58     Current          N               N
   15832884            7.45                551.07        6/1/2006              80     Current          N               N
   15832942             7.6                779.41        6/1/2006           79.99     Current          N               N
   15832959            7.15                745.99        6/1/2006           67.55     Current          N               N
   15832967             6.8                532.61        6/1/2006           63.83     Current          N               N
   15833007            7.85                 760.7        7/1/2006              80     Current          N               N
   15833023            7.35                 633.3        6/1/2006              80     Current          N               N
   15833031             7.3              1,100.34        6/1/2006            64.2     Current          N               N
   15833049            8.05                431.34        7/1/2006           53.57     Current          N               N
   15833155             7.8              1,416.82        7/1/2006              85     Current          N               N
   15833163            6.99                663.29        6/1/2006           88.32     Current          N               N
   15833296            7.55                432.83        7/1/2006              80     Current          N               N
   15833320            7.35                363.78        6/1/2006              80     Current          N               N
   15853021           9.575                617.83        6/1/2006           31.06     Current          N               N
   15853062               8              2,315.39        6/1/2006              90     Current          N               N
   15851421           9.588              1,143.83        6/1/2006              75     Current          N               N
   15851447             6.7                638.83        6/1/2006              60     Current          N               N
   15851462            9.35                531.16        6/1/2006           49.23     Current          N               N
   15851488            9.05              1,255.69        6/1/2006              90     Current          N               N
   15851520           9.738              1,180.98        6/1/2006              80     Current          N               N
   15851538            8.45                880.18        6/1/2006            69.7     Current          N               N
   15851546            7.45              1,252.43        7/1/2006              75     Current          N               N
   15851553             8.2              1,160.89        6/1/2006              75     Current          N               N
   15851611             7.5              1,255.60        6/1/2006              80     Current          N               N
   15851652             6.5              1,025.53        6/1/2006           57.95     Current          N               N
   15851660            7.35              1,922.23        6/1/2006              60     Current          N               N
   15851694            6.85                937.02        7/1/2006              65     Current          N               N
   15851702            6.85              1,741.04        6/1/2006           73.49     Current          N               N
   15851710             7.8              1,065.41        6/1/2006           77.08     Current          N               N
   15851751            7.05                821.03        6/1/2006           64.11     Current          N               N
   15851769             7.9              1,313.70        6/1/2006           65.73     Current          N               N
   15851793           6.525                 998.1        6/1/2006              75     Current          N               N
   15851868             8.3              1,411.00        6/1/2006              80     Current          N               N
   15851884            8.55                864.38        6/1/2006           79.93     Current          N               N
   15851900             7.6              1,110.30        6/1/2006              85     Current          N               N
   15851934             8.3              1,189.16        6/1/2006            69.1     Current          N               N
   15851959            7.55              1,339.42        6/1/2006              80     Current          N               N
   15852015            7.35              1,069.73        6/1/2006           79.93     Current          N               N
   15852049             7.9              1,006.97        6/1/2006              80     Current          N               N
   15852098            8.85              1,003.00        7/1/2006           79.53     Current          N               N
   15852171            6.25                833.33        6/1/2006              80     Current          N               N
   15852205           7.113              1,911.06        7/1/2006           53.08     Current          N               N
   15852213             8.8              1,132.07        6/1/2006              75     Current          N               N
   15852338            9.15              1,055.99        6/1/2006              70     Current          N               N
   15852387             7.7              1,719.93        6/1/2006              80     Current          N               N
   15852395             8.8                806.08        6/1/2006           87.93     Current          N               N
   15852429            9.55              1,102.08        6/1/2006              90     Current          N               N
   15852494             7.1              1,088.67        6/1/2006            75.1     Current          N               N
   15852551             8.4                 828.5        7/1/2006              75     Current          N               N
   15852569            9.25              1,283.37        6/1/2006            62.4     Current          N               N
   15852585           10.55              1,033.29        6/1/2006              75     Current          N               N
   15852601             7.6                571.92        6/1/2006           51.27     Current          N               N
   15852627             9.2              1,517.30        6/1/2006              65     Current          N               N
   15852700            7.95              1,500.69        6/1/2006              70     Current          N               N
   15852718             7.5              2,435.00        7/1/2006              80     Current          N               N
   15852742             9.2                524.19        6/1/2006           74.42     Current          N               N
   15852791            7.85              1,093.68        6/1/2006              80     Current          N               N
   15852825            8.45                918.45        6/1/2006              60     Current          N               N
   15852858             7.6              1,227.13        6/1/2006              80     Current          N               N
   15852932           6.981              2,283.34        6/1/2006              75     Current          N               N
   15852973            7.45                890.62        6/1/2006              80     Current          N               N
   15852981             7.8              1,034.13        6/1/2006              80     Current          N               N
   15909591           6.875                857.33        6/1/2006           53.85     Current          N               N
   15910433           10.95              1,280.54        7/1/2006           65.85     Current          N               N
   15911712             9.1              1,664.10        6/1/2006           56.96     Current          N               N
   15911845           9.825              1,796.16        6/1/2006           50.59     Current          N               N
   15912702           6.675                577.04        7/1/2006           46.62     Current          N               N
   15913064            11.4              1,415.05        6/1/2006           65.45     Current          N               N
   15913072           6.725                824.14        6/1/2006           50.18     Current          N               N
   15914104             7.7                390.29        6/1/2006           26.98     Current          N               N
   15914112           9.475                 606.1        8/1/2006           40.54     Current          N               N
   15915317               8              1,564.46        6/1/2006              75     Current          N               N
   15917586            7.75              1,096.12        6/1/2006              60     Current          N               N
   15917834           9.975                437.87        6/1/2006           41.84     Current          N               N
   15918436           6.835              1,200.57        6/1/2006            34.3     Current          N               N
   15918709             8.5                861.18        6/1/2006              80     Current          N               N
   15919491           6.265                 568.8        6/1/2006           43.76     Current          N               N
   15919616            8.25                642.73        6/1/2006            43.9     Current          N               N
   15919681           8.575                929.09        7/1/2006           53.33     Current          N               N
   15919863            6.95                914.35        6/1/2006           67.27     Current          N               N
   15919905            9.05              1,163.85        6/1/2006              90     Current          N               N
   15919921           8.625                583.35        6/1/2006           19.74     Current          N               N
   15920705            6.55                414.89        6/1/2006           70.98     Current          N               N
   15923006           7.425                978.81        7/1/2006           52.08     Current          N               N
   17099516           7.375              3,181.58        7/1/2006              75     Current          N               N
   17070970           9.999                297.17        7/1/2006             100     Current          N               N
   17089244           8.125              1,268.12        7/1/2006              90     Current          N               N
   17091935           8.125              2,272.12        7/1/2006           65.36     Current          N               N
   17086083             7.5              1,974.53        7/1/2006            71.6     Current          N               N
   17075169             7.5              2,777.29        7/1/2006            57.2     Current          N               N
   17040718            7.99              2,424.39        7/1/2006           77.29     Current          N               N
   17075870           7.375              2,392.16        7/1/2006           79.79     Current          N               N
   17099797             7.5              2,282.04        7/1/2006              75     Current          N               N
   16824351            8.99              1,067.80        6/1/2006           60.87     Current          N               N
   17063561           8.375              2,858.51        7/1/2006           79.21     Current          N               N
   17084419           8.125              1,387.05        7/1/2006           65.63     Current          N               N
   17011024            8.99              1,552.89        7/1/2006           56.09     Current          N               N
   17025107           8.375              3,773.24        6/1/2006              80     Current          N               N
   17088576            7.75              2,524.15        7/1/2006              75     Current          N               N
   17074196            10.5                403.41        7/1/2006             100     Current          N               N
   17071150            9.75                502.71        7/1/2006             100     Current          N               N
   17068586             9.5                419.61        7/1/2006             100     Current          N               N
   17084526            7.75              2,339.21        7/1/2006              90     Current          N               N
   17099938            6.75              2,260.91        7/1/2006              75     Current          N               N
   17084534            6.99              3,029.04        7/1/2006              80     Current          N               N
   17078601            9.99                342.74        7/1/2006             100     Current          N               N
   17095829           7.625              2,653.86        7/1/2006              80     Current          N               N
   17096868           7.125              2,624.84        7/1/2006              80     Current          N               N
   17096884            6.99              3,206.14        7/1/2006              90     Current          N               N
   16994261            9.75                610.86        7/1/2006              90     Current          N               N
   16801706               8                   850        6/1/2006              75     Current          N               N
   16862443           10.25                 604.7        7/1/2006           99.98     Current          N               N
   16945990           11.75                398.31        6/1/2006           99.97     Current          N               N
   17084062           7.625                467.06        7/1/2006           55.56     Current          N               N
   17064965           11.74                361.45        7/1/2006             100     Current          N               N
   17067554           7.125              2,153.73        7/1/2006              75     Current          N               N
   17058405          11.375                 330.6        7/1/2006              90     Current          N               N
   17058736          10.625                359.39        7/1/2006             100     Current          N               N
   17097049           11.75                369.65        7/1/2006          100.83     Current          N               N
   17059718            9.75                215.69        7/1/2006             100     Current          N               N
   17058439            9.99                254.51        7/1/2006             100     Current          N               N
   17065004            9.25                345.91        7/1/2006             100     Current          N               N
   17063223          11.625                491.72        7/1/2006           99.99     Current          N               N
   17092511           11.75                394.85        7/1/2006          102.55     Current          N               N
   16973786           8.125              1,147.19        7/1/2006              75     Current          N               N
   17056565           9.875                 273.1        7/1/2006           99.96     Current          N               N
   17075474          10.375                 467.9        7/1/2006             100     Current          N               N
   17097254           7.999                822.66        7/1/2006              80     Current          N               N
   17095993            9.99                383.88        7/1/2006             100     Current          N               N
   17072158          10.375                492.06        7/1/2006              95     Current          N               N
   17060187             8.5                745.85        7/1/2006           53.89     Current          N               N
   17078742           8.875                373.26        7/1/2006             100     Current          N               N
   17072174          10.125                335.22        7/1/2006              95     Current          N               N
   17094657            6.75                 868.9        7/1/2006           74.99     Current          N               N
   17097346            8.25                944.61        7/1/2006           72.83     Current          N               N
   16834053            7.75              1,005.84        6/1/2006              80     Current          N               N
   16873465              10                254.74        6/1/2006             100     Current          N               N
   16962938          12.125                519.48        7/1/2006             100     Current          N               N
   17006115           11.99                493.36        7/1/2006             100     Current          N               N
   17050592           8.625              2,477.60        7/1/2006              90     Current          N               N
   17048208            7.75              1,266.24        7/1/2006           55.88     Current          N               N
   17047192          11.875                471.76        7/1/2006             100     Current          N               N
   17070764           9.875                211.51        7/1/2006             100     Current          N               N
   17064601          11.375                305.45        7/1/2006             100     Current          N               N
   17085440          11.625                 507.5        7/1/2006           101.2     Current          N               N
   17089517           8.375              1,337.73        7/1/2006              80     Current          N               N
   17093501          11.875                497.96        7/1/2006          100.25     Current          N               N
   16974743            7.75              1,640.58        7/1/2006           84.81     Current          N               N
   17067695           9.875                320.63        7/1/2006             100     Current          N               N
   16975526          11.375                323.41        7/1/2006          102.22     Current          N               N
   17089558               8                857.03        7/1/2006           65.79     Current          N               N
   16975658          10.375                483.28        7/1/2006             100     Current          N               N
   16975666            8.75                976.34        7/1/2006              75     Current          N               N
   17085200           8.125                848.22        7/1/2006           62.56     Current          N               N
   17014275               8                884.19        6/1/2006           68.47     Current          N               N
   17091596            8.25                549.18        7/1/2006           74.97     Current          N               N
   17072547           8.875                782.91        7/1/2006              80     Current          N               N
   17095126           8.125                996.06        7/1/2006           79.99     Current          N               N
   17018151             8.5                724.35        6/1/2006           34.48     Current          N               N
   16979833           8.625              1,270.00        7/1/2006           57.67     Current          N               N
   16981631               8                 987.3        7/1/2006           48.81     Current          N               N
   17054149           7.375              2,352.61        7/1/2006              80     Current          N               N
   17089608             9.5                375.06        7/1/2006             100     Current          N               N
   17062597             8.5                329.89        7/1/2006             100     Current          N               N
   17082165               9                491.74        7/1/2006             100     Current          N               N
   15830649             9.5              1,051.07        7/1/2006              50     Current          N               N
   15830698               9              1,689.71        6/1/2006           54.55     Current          N               N
   15830706            9.99              1,170.57        6/1/2006              75     Current          N               N
   15830730             8.5              2,249.07        6/1/2006           63.59     Current          N               N
   15830763            8.25                669.38        6/1/2006              55     Current          N               N
   15830771              10                616.06        6/1/2006              65     Current          N               N
   15830813            9.99              2,078.09        6/1/2006              60     Current          N               N
   15830821            7.99                952.99        6/1/2006              65     Current          N               N
   15830839             8.5                876.56        6/1/2006              38     Current          N               N
   15830847               8              1,040.11        7/1/2006              45     Current          N               N
   15830854              11                759.48        6/1/2006              55     Current          N               N
   15830888             9.1                852.42        7/1/2006           24.71     Current          N               N
   15830896            7.75              3,223.86        6/1/2006              75     Current          N               N
   15830912             9.5              1,387.41        6/1/2006              60     Current          N               N
   15830920            8.99              1,688.20        6/1/2006           72.41     Current          N               N
   15830953             8.5              1,091.86        6/1/2006           60.43     Current          N               N
   15830979             9.5              1,294.92        6/1/2006           64.17     Current          N               N
   15830987            8.99              1,901.23        6/1/2006           52.56     Current          N               N
   15831001            9.99              1,810.66        6/1/2006              70     Current          N               N
   15831068            10.5                659.98        6/1/2006              65     Current          N               N
   15819451            7.59              1,828.01        7/1/2006           41.98     Current          N               N
   15813413            8.52              1,309.56        5/1/2006           48.71     Current          N               N
   15819527            10.5                 347.6        7/1/2006             100     Current          N               N
   15833486             7.5              1,132.73        6/1/2006              60     Current          N               N
   15833494          10.999                833.22        6/1/2006             100     Current          N               N
   15833585            7.06              2,190.28        6/1/2006             100     Current          N               N
   15833668            7.79                607.71        7/1/2006              65     Current          N               N
   15833684             7.5                814.58       6/17/2006           59.74     Current          N               N
   15833700            7.75              1,353.66        7/1/2006              80     Current          N               N
   15833718           10.99                498.62        7/1/2006             100     Current          N               N
   15833734            7.49              1,732.35       5/22/2006           74.03     Current          N               N
   15833874             7.9              1,090.21        7/1/2006              30     Current          N               N
   15833882            7.75              1,215.39        6/1/2006              65     Current          N               N
   15834096           7.875              1,355.88        7/1/2006           61.72     Current          N               N
   15834161            7.95              1,523.75        6/1/2006           71.88     Current          N               N
   15834195            8.85              1,270.17        6/1/2006             100     Current          N               N
   15834294            7.95              1,215.92        6/1/2006             100     Current          N               N
   15834336             9.3              1,239.45        6/1/2006           66.67     Current          N               N
   15834369            7.29                910.91        6/1/2006             100     Current          N               N
   15834419            7.25              1,263.35        6/1/2006            62.7     Current          N               N
   15834427             8.7              1,122.52        6/1/2006              30     Current          N               N
   15834443            7.55              1,510.00        6/1/2006              80     Current          N               N
   15834450           10.75                560.09        6/1/2006             100     Current          N               N
   15834476            6.88              1,322.97        6/1/2006           68.88     Current          N               N
   15834500            6.99              1,621.70        6/1/2006           67.78     Current          N               N
   15834526            7.99              2,565.74        6/1/2006           78.65     Current          N               N
   15834625            8.35              1,895.77        6/1/2006              50     Current          N               N
   15834633             8.1                948.82        7/1/2006           50.94     Current          N               N
   15834666            6.99              3,224.14        6/1/2006              90     Current          N               N
   15834682            7.75              2,097.52        7/1/2006           88.57     Current          N               N
   15834716            7.61              1,894.12        7/1/2006           77.68     Current          N               N
   15834724            7.65              1,759.60        6/1/2006           71.88     Current          N               N
   15834815            6.99              1,694.81        6/1/2006            62.2     Current          N               N
   15834823             6.8                 880.1        7/1/2006           71.05     Current          N               N
   15834963            8.29                946.37        7/1/2006           96.54     Current          N               N
   15835085               8              1,178.06        6/1/2006           94.44     Current          N               N
   15835127            7.59                 641.9        7/1/2006              65     Current          N               N
   15835143             7.5              1,013.86        6/1/2006           39.73     Current          N               N
   15835184            6.75                995.54        7/1/2006           58.93     Current          N               N
   15835200            7.55              1,523.53        7/1/2006              85     Current          N               N
   15835234             8.5              1,441.71        7/1/2006              75     Current          N               N
   15835242            7.35              1,449.31        7/1/2006              70     Current          N               N
   15835275            7.57                671.63        7/1/2006           61.55     Current          N               N
   15835291            7.25                927.76        6/1/2006              80     Current          N               N
   15835317            6.99              1,053.44        6/1/2006           66.04     Current          N               N
   15835333           7.375                857.34        6/1/2006              90     Current          N               N
   15835341            8.65              1,699.57        6/1/2006              90     Current          N               N
   15835358            8.35              2,706.40        6/1/2006           70.75     Current          N               N
   15835432            7.29                481.95        6/1/2006           57.69     Current          N               N
   15835572            9.65              1,199.75        6/1/2006             100     Current          N               N
   15835630            7.17              1,077.49        7/1/2006              85     Current          N               N
   15835689            7.98              1,318.24        6/1/2006            41.3     Current          N               N
   15835697            9.71              1,695.31        6/1/2006              66     Current          N               N
   15835705            8.79              1,010.64        6/1/2006             100     Current          N               N
   15835747            7.15                959.29        7/1/2006             100     Current          N               N
   15835762             8.6              1,086.42        6/1/2006              80     Current          N               N
   15835788             7.9              1,911.50        6/1/2006           65.75     Current          N               N
   15835796            7.55              1,493.11        6/1/2006            78.7     Current          N               N
   15853104           7.875              1,476.56        6/1/2006              90     Current          N               N
   15853112            7.65              1,454.50        6/1/2006            96.7     Current          N               N
   15853179             8.1              1,962.98        6/1/2006             100     Current          N               N
   15853211             7.1              1,780.88        6/1/2006             100     Current          N               N
   15853245           6.125              2,615.90        6/1/2006              90     Current          N               N
   15853286            6.99              1,607.70        6/1/2006              80     Current          N               N
   15853302           12.75                543.35        7/1/2006           47.77     Current          N               N
   15853310             7.5              1,776.79        6/1/2006            93.1     Current          N               N
   15853419            8.38              1,155.85        6/1/2006             100     Current          N               N
   15853468            8.95              1,811.33        7/1/2006           78.67     Current          N               N
   15853500            7.66              1,063.88        6/1/2006           55.48     Current          N               N
   15853526            7.55              1,271.78        6/1/2006            50.7     Current          N               N
   15853567           6.625              1,056.51        6/1/2006              75     Current          N               N
   15853609            8.75              1,245.59        7/1/2006              90     Current          N               N
   15853625             7.3              2,570.89        6/1/2006           61.98     Current          N               N
   15853633            7.25              2,182.96        6/1/2006             100     Current          N               N
   15853682            6.99                498.47        7/1/2006           51.02     Current          N               N
   15853690             7.6                882.59        6/1/2006             100     Current          N               N
   15853823            7.65                911.63        7/1/2006            57.2     Current          N               N
   15853849            8.25              1,765.48        7/1/2006           82.75     Current          N               N
   15853906            9.85              1,386.41        6/1/2006           78.78     Current          N               N
   15853948            7.85                   651        7/1/2006            60.4     Current          N               N
   15853963             8.4                777.07        6/1/2006              51     Current          N               N
   15854193            8.55                955.92        6/1/2006           65.82     Current          N               N
   15854284            8.25                863.96        6/1/2006             100     Current          N               N
   15854359            8.45                635.26        6/1/2006             100     Current          N               N
   15854367            7.99                859.52        6/1/2006             100     Current          N               N
   15854409            8.25                728.73        6/1/2006             100     Current          N               N
   15854458             8.1                 592.6        6/1/2006           36.36     Current          N               N
   15854482            7.99                628.97        7/1/2006              65     Current          N               N
   15854573            9.35              2,802.42        7/1/2006              90     Current          N               N
   15854649            8.17              1,230.32        6/1/2006           62.26     Current          N               N
   15854664           6.625              1,459.91        6/1/2006           58.91     Current          N               N
   15854698            8.25              1,237.50        7/1/2006           53.73     Current          N               N
   15854714            6.85              1,190.60        7/1/2006           58.21     Current          N               N
   15854730             8.5              1,372.51        6/1/2006           48.24     Current          N               N
   15854805            7.25              1,872.92        6/1/2006           63.92     Current          N               N
   15854821            7.45              1,628.16        6/1/2006           68.82     Current          N               N
   15854862             7.5                 952.5        6/1/2006              60     Current          N               N
   15854904            7.65              2,144.06        6/1/2006              90     Current          N               N
   15854920            7.88                652.87        7/1/2006           51.37     Current          N               N
   15854995           7.875              1,725.94        6/1/2006             100     Current          N               N
   15855018               8              1,357.46        6/1/2006             100     Current          N               N
   15855034            7.99              1,258.43        6/1/2006              90     Current          N               N
   15855059             6.5              1,188.29        6/1/2006           67.63     Current          N               N
   15855067             8.5              3,067.96        6/1/2006              70     Current          N               N
   15855075            8.22              2,455.96        6/1/2006             100     Current          N               N
   15855091            6.99              1,187.10        6/1/2006           77.12     Current          N               N
   15855166            7.75              1,701.48        6/1/2006           98.96     Current          N               N
   15855182            7.99              1,847.33        6/1/2006              80     Current          N               N
   15855398            8.25              1,250.86        6/1/2006              90     Current          N               N
   15855406              10              1,132.07        6/1/2006             100     Current          N               N
   15855422               8              1,345.95        7/1/2006             100     Current          N               N
   15855455               8              1,526.00        6/1/2006             100     Current          N               N
   15855489             8.1                925.93        7/1/2006             100     Current          N               N
   15855505            8.06                642.02        7/1/2006             100     Current          N               N
   15855513               8              1,100.65        6/1/2006           99.34     Current          N               N
   15855547            8.55                695.21        6/1/2006             100     Current          N               N
   15855588             7.5                779.62        7/1/2006           43.73     Current          N               N
   15855638            7.99              1,058.55        6/1/2006              95     Current          N               N
   15855646            6.79                640.84        7/1/2006              80     Current          N               N
   15855661            8.25              1,095.35        7/1/2006              90     Current          N               N
   15855687            8.65                 999.8        6/1/2006              95     Current          N               N
   15855786            7.86              1,462.54        7/1/2006             100     Current          N               N
   15855901            8.25                976.65        6/1/2006           59.09     Current          N               N
   15855976            6.25                794.28        6/1/2006           56.58     Current          N               N
   15855984            6.25                467.95        7/1/2006           44.19     Current          N               N
   15855992            7.99              1,594.71        7/1/2006              80     Current          N               N
   15856008            8.27              1,502.87        6/1/2006           51.85     Current          N               N
   15856024            6.85              1,218.78        6/1/2006              62     Current          N               N
   15856032            11.5                217.67        7/1/2006             100     Current          N               N
   15856040             9.5              1,165.42        6/1/2006              90     Current          N               N
   15856057            6.85                687.19        6/1/2006              75     Current          N               N
   15856073             7.5                741.17        6/1/2006             100     Current          N               N
   15856081            7.99                585.72        6/1/2006             100     Current          N               N
   15856263            7.55              1,370.15        6/1/2006             100     Current          N               N
   15856271            7.29              1,187.72        6/1/2006           78.22     Current          N               N
   15856354            7.29              1,027.34        7/1/2006           89.29     Current          N               N
   15856461            7.55              1,911.18        6/1/2006             100     Current          N               N
   15856537            8.79              1,098.24        7/1/2006             100     Current          N               N
   15856669             8.1                900.75        7/1/2006              95     Current          N               N
   15856701            7.95                960.15        6/1/2006           79.68     Current          N               N
   15856727            7.59              1,551.85        6/1/2006           61.97     Current          N               N

                                                                                                              Prepayment
     Loan                                    Periodic           Minimum        Minimum Interest    Maximum     Penalty
    Number      Index      Gross Margin      Rate Cap        Interest Rate     Rate (Replines)  Interest Rate Indicator
   15837206     6ML            5.25                  1           7.85              7.85               13.85     Y
   15837495     6ML            5.75                  1           7.35              7.35               13.35     Y
   15837537     6ML             6.5                  1           8.99              8.99               14.99     Y
   15837560     6ML               6                  1           8.65              8.65               14.65     Y
   15837578     6ML               6                  1           7.75              7.75               13.75     Y
   15837610     6ML            2.75                  1           7.25              7.25               13.25     Y
   15837693     6ML            6.25                  1           8.15              8.15               14.15     Y
   15837917     6ML            6.25                  1           8.99              8.99               14.99     Y
   15838006     6ML               6                  1            7.7               7.7                13.7     Y
   15838113     6ML               6                  1           8.65              8.65               14.65     Y
   15838204     6ML               6                  1           7.99              7.99               13.99     Y
   15838378     6ML            4.25                  1            8.4               8.4                14.4     N
   15838469     Fixed             0                  0              0                 0                   0     Y
   15838816     6ML            6.25                  1           8.75              8.75               14.75     Y
   15839301     6ML               6                  1           7.85              7.85               13.85     Y
   15839350     6ML             6.5                  1            8.7               8.7                14.7     Y
   15839525     6ML               6                  1           9.65              9.65               15.65     N
   15839673     6ML            6.25                  1           9.75              9.75               15.75     Y
   15839855     6ML            6.25                  1           7.99              7.99               13.99     Y
   15840259     6ML            5.25                  1            7.5               7.5                13.5     Y
   15840358     6ML            6.25                  1           8.99              8.99               14.99     Y
   15841224     6ML            5.75                  1            8.1               8.1                14.1     Y
   15841299     6ML             6.5                  1           8.45              8.45               14.45     Y
   15841372     6ML            6.25                  1            9.1               9.1                15.1     Y
   15842818     6ML               6                  1           8.85              8.85               14.85     Y
   15850886     6ML               6                  1            7.8               7.8                13.8     N
   15851090     6ML               6                  1            9.4               9.4                15.4     Y
   15851199     6ML               6                  1          8.425             8.425              14.425     Y
   15831316     Fixed             0                  0              0                 0                   0     Y
   15831340     Fixed             0                  0              0                 0                   0     Y
   15831431     Fixed             0                  0              0                 0                   0     N
   15831530     Fixed             0                  0              0                 0                   0     Y
   15831571     Fixed             0                  0              0                 0                   0     N
   15831597     Fixed             0                  0              0                 0                   0     Y
   15831639     Fixed             0                  0              0                 0                   0     Y
   15831647     Fixed             0                  0              0                 0                   0     Y
   15831753     Fixed             0                  0              0                 0                   0     Y
   15831837     Fixed             0                  0              0                 0                   0     Y
   15831852     Fixed             0                  0              0                 0                   0     Y
   15831894     Fixed             0                  0              0                 0                   0     Y
   15831910     Fixed             0                  0              0                 0                   0     Y
   15831928     Fixed             0                  0              0                 0                   0     Y
   15831985     Fixed             0                  0              0                 0                   0     Y
   15832108     Fixed             0                  0              0                 0                   0     Y
   15832116     Fixed             0                  0              0                 0                   0     Y
   15832181     Fixed             0                  0              0                 0                   0     N
   15832272     Fixed             0                  0              0                 0                   0     Y
   15832280     Fixed             0                  0              0                 0                   0     Y
   15832314     Fixed             0                  0              0                 0                   0     Y
   15832330     Fixed             0                  0              0                 0                   0     Y
   15832363     Fixed             0                  0              0                 0                   0     N
   15832439     Fixed             0                  0              0                 0                   0     Y
   15832454     Fixed             0                  0              0                 0                   0     N
   15832462     Fixed             0                  0              0                 0                   0     Y
   15832512     Fixed             0                  0              0                 0                   0     Y
   15832520     Fixed             0                  0              0                 0                   0     Y
   15832579     Fixed             0                  0              0                 0                   0     N
   15832645     Fixed             0                  0              0                 0                   0     N
   15832660     Fixed             0                  0              0                 0                   0     Y
   15832686     Fixed             0                  0              0                 0                   0     Y
   15832736     Fixed             0                  0              0                 0                   0     N
   15832801     Fixed             0                  0              0                 0                   0     N
   15832868     Fixed             0                  0              0                 0                   0     Y
   15832884     Fixed             0                  0              0                 0                   0     Y
   15832942     Fixed             0                  0              0                 0                   0     N
   15832959     Fixed             0                  0              0                 0                   0     Y
   15832967     Fixed             0                  0              0                 0                   0     N
   15833007     Fixed             0                  0              0                 0                   0     N
   15833023     Fixed             0                  0              0                 0                   0     Y
   15833031     Fixed             0                  0              0                 0                   0     Y
   15833049     Fixed             0                  0              0                 0                   0     N
   15833155     Fixed             0                  0              0                 0                   0     Y
   15833163     Fixed             0                  0              0                 0                   0     Y
   15833296     Fixed             0                  0              0                 0                   0     Y
   15833320     Fixed             0                  0              0                 0                   0     Y
   15853021     6ML           6.825                  1              0             6.825              15.575     N
   15853062     6ML               7                  1              0                 7                  14     Y
   15851421     6ML           7.838                  1          9.588             9.588              15.588     Y
   15851447     6ML            4.95                  1            6.7               6.7                12.7     Y
   15851462     Fixed             0                  0              0                 0                   0     Y
   15851488     6ML             7.3                  1           9.05              9.05               15.05     Y
   15851520     6ML           7.988                  1          9.738             9.738              15.738     Y
   15851538     6ML             6.7                  1           8.45              8.45               14.45     Y
   15851546     6ML             5.7                  1           7.45              7.45               13.45     Y
   15851553     6ML            6.45                  1            8.2               8.2                14.2     Y
   15851611     6ML            5.75                  1            7.5               7.5                13.5     Y
   15851652     6ML            4.75                  1            6.5               6.5                12.5     Y
   15851660     6ML             5.6                  1           7.35              7.35               13.35     Y
   15851694     6ML             5.1                  1           6.85              6.85               12.85     Y
   15851702     6ML             5.1                  1           6.85              6.85               12.85     Y
   15851710     6ML            6.05                  1            7.8               7.8                13.8     Y
   15851751     6ML             5.3                  1           7.05              7.05               13.05     Y
   15851769     6ML            6.15                  1            7.9               7.9                13.9     Y
   15851793     6ML           4.775                  1          6.525             6.525              12.525     Y
   15851868     6ML            6.55                  1            8.3               8.3                14.3     Y
   15851884     6ML            6.85                  1           8.55              8.55               14.55     Y
   15851900     6ML            5.85                  1            7.6               7.6                13.6     Y
   15851934     6ML            6.55                  1            8.3               8.3                14.3     Y
   15851959     6ML             5.8                  1           7.55              7.55               13.55     Y
   15852015     6ML             5.6                  1           7.35              7.35               13.35     Y
   15852049     6ML            6.15                  1            7.9               7.9                13.9     Y
   15852098     6ML             6.5                  1           8.85              8.85               14.85     Y
   15852171     6ML             4.5                  1           6.25              6.25               12.25     Y
   15852205     6ML           5.363                  1          7.113             7.113              13.113     Y
   15852213     6ML               7                  1            8.8               8.8                14.8     Y
   15852338     6ML               7                  1           9.15              9.15               15.15     Y
   15852387     6ML            5.95                  1            7.7               7.7                13.7     Y
   15852395     6ML             6.5                  1            8.8               8.8                14.8     Y
   15852429     6ML             6.5                  1           9.55              9.55               15.55     N
   15852494     6ML            5.35                  1            7.1               7.1                13.1     Y
   15852551     6ML             6.5                  1            8.4               8.4                14.4     Y
   15852569     6ML             6.5                  1           9.25              9.25               15.25     Y
   15852585     6ML             6.5                  1          10.55             10.55               16.55     N
   15852601     6ML            5.85                  1            7.6               7.6                13.6     Y
   15852627     6ML             6.5                  1            9.2               9.2                15.2     Y
   15852700     6ML             6.2                  1           7.95              7.95               13.95     Y
   15852718     6ML            5.75                  1            7.5               7.5                13.5     Y
   15852742     6ML             6.5                  1            9.2               9.2                15.2     Y
   15852791     6ML             6.1                  1           7.85              7.85               13.85     Y
   15852825     6ML             6.5                  1           8.45              8.45               14.45     Y
   15852858     6ML            5.85                  1            7.6               7.6                13.6     Y
   15852932     6ML           5.231                  1          6.981             6.981              12.981     Y
   15852973     6ML             5.7                  1           7.45              7.45               13.45     Y
   15852981     6ML            6.05                  1            7.8               7.8                13.8     Y
   15909591     1ML            5.95                1.5          6.875             6.875              13.875     Y
   15910433     6ML            7.45                1.5          10.95             10.95               17.95     Y
   15911712     6ML            7.35                1.5            9.1               9.1                16.1     N
   15911845     6ML            5.95                1.5          9.825             9.825              16.825     N
   15912702     6ML            6.05                1.5          6.675             6.675              13.675     Y
   15913064     6ML            7.35                1.5              0              7.35                18.4     Y
   15913072     Fixed             0                  0              0                 0                   0     Y
   15914104     Fixed             0                  0              0                 0                   0     Y
   15914112     6ML             6.3                1.5          9.475             9.475              16.475     Y
   15915317     6ML            7.35                1.5              0              7.35                  15     Y
   15917586     6ML            6.05                1.5           7.75              7.75               14.75     Y
   15917834     6ML               6                1.5          9.975             9.975              16.975     N
   15918436     Fixed             0                  0              0                 0                   0     Y
   15918709     6ML            7.35                1.5            8.5               8.5                15.5     Y
   15919491     6ML             6.3                1.5          6.265             6.265              13.265     Y
   15919616     6ML            7.35                1.5           8.25              8.25               15.25     N
   15919681     6ML            7.35                1.5              0              7.35              15.575     N
   15919863     6ML            5.95                1.5           6.95              6.95               13.95     Y
   15919905     6ML            6.95                1.5              0              6.95               16.05     Y
   15919921     6ML            5.95                1.5              0              5.95              15.625     Y
   15920705     6ML            5.95                1.5           6.55              6.55               13.55     Y
   15923006     6ML             6.3                1.5          7.425             7.425              14.425     Y
   17099516     6ML           6.375                  1          7.375             7.375              13.375     Y
   17070970     Fixed             0                  0              0                 0                   0     Y
   17089244     6ML           7.125                  1          8.125             8.125              14.125     Y
   17091935     Fixed             0                  0              0                 0                   0     Y
   17086083     6ML             6.5                  1            7.5               7.5                13.5     Y
   17075169     6ML             6.5                  1            7.5               7.5                13.5     Y
   17040718     6ML            6.99                  1           7.99              7.99               13.99     Y
   17075870     6ML           6.375                  1          7.375             7.375              13.375     Y
   17099797     6ML             6.5                  1            7.5               7.5                13.5     Y
   16824351     6ML            7.99                  1           8.99              8.99               14.99     Y
   17063561     Fixed             0                  0              0                 0                   0     Y
   17084419     6ML           7.125                  1          8.125             8.125              14.125     Y
   17011024     Fixed             0                  0              0                 0                   0     Y
   17025107     6ML           7.375                  1          8.375             8.375              14.375     Y
   17088576     6ML            6.75                  1           7.75              7.75               13.75     Y
   17074196     Fixed             0                  0              0                 0                   0     Y
   17071150     Fixed             0                  0              0                 0                   0     Y
   17068586     Fixed             0                  0              0                 0                   0     Y
   17084526     6ML               7                  1           7.75              7.75               13.75     Y
   17099938     6ML            6.25                  1           6.75              6.75               12.75     Y
   17084534     6ML            6.25                  1           6.99              6.99               12.99     Y
   17078601     Fixed             0                  0              0                 0                   0     Y
   17095829     6ML           6.875                  1          7.625             7.625              13.625     N
   17096868     6ML           6.375                  1          7.125             7.125              13.125     Y
   17096884     6ML           6.375                  1           6.99              6.99               12.99     Y
   16994261     Fixed             0                  0              0                 0                   0     N
   16801706     6ML               7                  1              8                 8                  14     N
   16862443     Fixed             0                  0              0                 0                   0     Y
   16945990     Fixed             0                  0              0                 0                   0     Y
   17084062     Fixed             0                  0              0                 0                   0     Y
   17064965     Fixed             0                  0              0                 0                   0     Y
   17067554     6ML           6.125                  1          7.125             7.125              13.125     Y
   17058405     Fixed             0                  0              0                 0                   0     Y
   17058736     Fixed             0                  0              0                 0                   0     Y
   17097049     Fixed             0                  0              0                 0                   0     Y
   17059718     Fixed             0                  0              0                 0                   0     Y
   17058439     Fixed             0                  0              0                 0                   0     Y
   17065004     Fixed             0                  0              0                 0                   0     Y
   17063223     Fixed             0                  0              0                 0                   0     Y
   17092511     Fixed             0                  0              0                 0                   0     Y
   16973786     6ML           7.125                  1          8.125             8.125              14.125     Y
   17056565     Fixed             0                  0              0                 0                   0     Y
   17075474     Fixed             0                  0              0                 0                   0     Y
   17097254     6ML           6.999                  1          7.999             7.999              13.999     Y
   17095993     Fixed             0                  0              0                 0                   0     Y
   17072158     Fixed             0                  0              0                 0                   0     Y
   17060187     6ML             7.5                  1            8.5               8.5                14.5     Y
   17078742     Fixed             0                  0              0                 0                   0     Y
   17072174     Fixed             0                  0              0                 0                   0     Y
   17094657     6ML            5.75                  1           6.75              6.75               12.75     Y
   17097346     Fixed             0                  0              0                 0                   0     Y
   16834053     6ML            6.75                  1           7.75              7.75               13.75     Y
   16873465     Fixed             0                  0              0                 0                   0     Y
   16962938     Fixed             0                  0              0                 0                   0     Y
   17006115     Fixed             0                  0              0                 0                   0     Y
   17050592     Fixed             0                  0              0                 0                   0     Y
   17048208     Fixed             0                  0              0                 0                   0     Y
   17047192     Fixed             0                  0              0                 0                   0     Y
   17070764     Fixed             0                  0              0                 0                   0     Y
   17064601     Fixed             0                  0              0                 0                   0     Y
   17085440     Fixed             0                  0              0                 0                   0     Y
   17089517     Fixed             0                  0              0                 0                   0     Y
   17093501     Fixed             0                  0              0                 0                   0     Y
   16974743     6ML            6.75                  1           7.75              7.75               13.75     Y
   17067695     Fixed             0                  0              0                 0                   0     Y
   16975526     Fixed             0                  0              0                 0                   0     Y
   17089558     Fixed             0                  0              0                 0                   0     Y
   16975658     Fixed             0                  0              0                 0                   0     Y
   16975666     Fixed             0                  0              0                 0                   0     Y
   17085200     Fixed             0                  0              0                 0                   0     Y
   17014275     Fixed             0                  0              0                 0                   0     Y
   17091596     6ML            7.25                  1           8.25              8.25               14.25     Y
   17072547     Fixed             0                  0              0                 0                   0     Y
   17095126     6ML           7.125                  1          8.125             8.125              14.125     Y
   17018151     6ML             7.5                  1            8.5               8.5                14.5     N
   16979833     6ML           6.875                  1          8.625             8.625              14.625     N
   16981631     Fixed             0                  0              0                 0                   0     N
   17054149     Fixed             0                  0              0                 0                   0     Y
   17089608     Fixed             0                  0              0                 0                   0     Y
   17062597     Fixed             0                  0              0                 0                   0     Y
   17082165     Fixed             0                  0              0                 0                   0     Y
   15830649     6ML            6.99                  1            9.5               9.5                15.5     Y
   15830698     6ML            6.99                  1              9                 9                  15     Y
   15830706     6ML            6.99                  1           9.99              9.99               15.99     Y
   15830730     6ML            6.99                  1            8.5               8.5                14.5     Y
   15830763     Fixed             0                  0              0                 0                   0     Y
   15830771     6ML            6.99                  1             10                10                  16     Y
   15830813     6ML            6.99                  1           9.99              9.99               15.99     Y
   15830821     6ML            6.74                  1           7.99              7.99               13.99     Y
   15830839     Fixed             0                  0              0                 0                   0     Y
   15830847     6ML            6.75                  1              8                 8                  14     Y
   15830854     6ML            6.65                  1             11                11                  17     Y
   15830888     6ML            6.99                  1            9.1               9.1                15.1     Y
   15830896     6ML             6.5                  1           7.75              7.75               13.75     Y
   15830912     6ML            6.99                  1            9.5               9.5                15.5     Y
   15830920     6ML            6.99                  1           8.99              8.99               14.99     Y
   15830953     6ML            6.99                  1            8.5               8.5                14.5     Y
   15830979     6ML            6.99                  1            9.5               9.5                15.5     Y
   15830987     Fixed             0                  0              0                 0                   0     Y
   15831001     6ML            6.99                  1           9.99              9.99               15.99     Y
   15831068     6ML            6.99                  1           10.5              10.5                16.5     Y
   15819451     6ML            5.59                  1           7.59              7.59               13.59     Y
   15813413     Fixed             0                  0              0                 0                   0     Y
   15819527     Fixed             0                  0              0                 0                   0     N
   15833486     Fixed             0                  0              0                 0                   0     Y
   15833494     Fixed             0                  0              0                 0                   0     N
   15833585     6ML            5.06                  1           7.06              7.06               13.06     Y
   15833668     Fixed             0                  0              0                 0                   0     Y
   15833684     Fixed             0                  0              0                 0                   0     Y
   15833700     6ML            5.75                  1           7.75              7.75               13.75     Y
   15833718     Fixed             0                  0              0                 0                   0     N
   15833734     Fixed             0                  0              0                 0                   0     Y
   15833874     6ML             5.9                  1            7.9               7.9                13.9     Y
   15833882     Fixed             0                  0              0                 0                   0     Y
   15834096     Fixed             0                  0              0                 0                   0     Y
   15834161     6ML            5.95                  1           7.95              7.95               13.95     Y
   15834195     6ML            6.85                  1           8.85              8.85               14.85     Y
   15834294     Fixed             0                  0              0                 0                   0     Y
   15834336     Fixed             0                  0              0                 0                   0     Y
   15834369     Fixed             0                  0              0                 0                   0     N
   15834419     6ML            5.25                  1           7.25              7.25               13.25     Y
   15834427     Fixed             0                  0              0                 0                   0     Y
   15834443     6ML            5.55                  1           7.55              7.55               13.55     Y
   15834450     Fixed             0                  0              0                 0                   0     Y
   15834476     6ML            4.88                  1           6.88              6.88               12.88     Y
   15834500     6ML            4.99                  1           6.99              6.99               12.99     Y
   15834526     Fixed             0                  0              0                 0                   0     Y
   15834625     6ML            6.35                  1           8.35              8.35               14.35     Y
   15834633     6ML             6.1                  1            8.1               8.1                14.1     Y
   15834666     6ML            4.99                  1           6.99              6.99               12.99     Y
   15834682     6ML            5.75                  1           7.75              7.75               13.75     Y
   15834716     6ML            5.61                  1           7.61              7.61               13.61     Y
   15834724     6ML            5.65                  1           7.65              7.65               13.65     Y
   15834815     Fixed             0                  0              0                 0                   0     Y
   15834823     Fixed             0                  0              0                 0                   0     Y
   15834963     Fixed             0                  0              0                 0                   0     N
   15835085     Fixed             0                  0              0                 0                   0     N
   15835127     Fixed             0                  0              0                 0                   0     Y
   15835143     Fixed             0                  0              0                 0                   0     Y
   15835184     6ML            4.75                  1           6.75              6.75               12.75     Y
   15835200     6ML            5.55                  1           7.55              7.55               13.55     Y
   15835234     Fixed             0                  0              0                 0                   0     Y
   15835242     6ML            5.35                  1           7.35              7.35               13.35     Y
   15835275     Fixed             0                  0              0                 0                   0     Y
   15835291     Fixed             0                  0              0                 0                   0     N
   15835317     Fixed             0                  0              0                 0                   0     Y
   15835333     6ML           5.375                  1          7.375             7.375              13.375     Y
   15835341     Fixed             0                  0              0                 0                   0     Y
   15835358     6ML            6.35                  1           8.35              8.35               14.35     Y
   15835432     6ML            5.69                  1           7.29              7.29               13.29     Y
   15835572     6ML            7.65                  1           9.65              9.65               15.65     Y
   15835630     Fixed             0                  0              0                 0                   0     Y
   15835689     6ML            6.73                  1           7.98              7.98               13.98     Y
   15835697     6ML            7.71                  1           9.71              9.71               15.71     Y
   15835705     6ML            6.79                  1           8.79              8.79               14.79     Y
   15835747     Fixed             0                  0              0                 0                   0     N
   15835762     6ML             6.6                  1            8.6               8.6                14.6     Y
   15835788     Fixed             0                  0              0                 0                   0     Y
   15835796     6ML            5.55                  1           7.55              7.55               13.55     Y
   15853104     6ML           5.875                  1          7.875             7.875              13.875     Y
   15853112     Fixed             0                  0              0                 0                   0     Y
   15853179     Fixed             0                  0              0                 0                   0     N
   15853211     Fixed             0                  0              0                 0                   0     N
   15853245     6ML           4.125                  1          6.125             6.125              12.125     N
   15853286     6ML            4.99                  1           6.99              6.99               12.99     Y
   15853302     Fixed             0                  0              0                 0                   0     N
   15853310     Fixed             0                  0              0                 0                   0     Y
   15853419     Fixed             0                  0              0                 0                   0     Y
   15853468     6ML            6.95                  1           8.95              8.95               14.95     Y
   15853500     Fixed             0                  0              0                 0                   0     Y
   15853526     Fixed             0                  0              0                 0                   0     Y
   15853567     Fixed             0                  0              0                 0                   0     Y
   15853609     6ML            6.75                  1           8.75              8.75               14.75     Y
   15853625     Fixed             0                  0              0                 0                   0     Y
   15853633     Fixed             0                  0              0                 0                   0     Y
   15853682     Fixed             0                  0              0                 0                   0     Y
   15853690     Fixed             0                  0              0                 0                   0     N
   15853823     6ML            5.65                  1           7.65              7.65               13.65     Y
   15853849     6ML            6.25                  1           8.25              8.25               14.25     Y
   15853906     6ML            7.85                  1           9.85              9.85               15.85     Y
   15853948     6ML            5.85                  1           7.85              7.85               13.85     Y
   15853963     6ML             6.4                  1            8.4               8.4                14.4     Y
   15854193     6ML            6.55                  1           8.55              8.55               14.55     Y
   15854284     Fixed             0                  0              0                 0                   0     Y
   15854359     Fixed             0                  0              0                 0                   0     N
   15854367     Fixed             0                  0              0                 0                   0     Y
   15854409     Fixed             0                  0              0                 0                   0     N
   15854458     Fixed             0                  0              0                 0                   0     N
   15854482     Fixed             0                  0              0                 0                   0     Y
   15854573     6ML            7.35                  1           9.35              9.35               15.35     Y
   15854649     6ML            6.17                  1           8.17              8.17               14.17     Y
   15854664     6ML           4.625                  1          6.625             6.625              12.625     Y
   15854698     Fixed             0                  0              0                 0                   0     Y
   15854714     Fixed             0                  0              0                 0                   0     Y
   15854730     6ML             6.5                  1            8.5               8.5                14.5     Y
   15854805     6ML            5.25                  1           7.25              7.25               13.25     Y
   15854821     6ML            5.45                  1           7.45              7.45               13.45     Y
   15854862     6ML             5.5                  1            7.5               7.5                13.5     Y
   15854904     6ML            5.65                  1           7.65              7.65               13.65     Y
   15854920     6ML            5.88                  1           7.88              7.88               13.88     Y
   15854995     6ML           5.875                  1          7.875             7.875              13.875     Y
   15855018     Fixed             0                  0              0                 0                   0     Y
   15855034     6ML            5.99                  1           7.99              7.99               13.99     Y
   15855059     Fixed             0                  0              0                 0                   0     Y
   15855067     6ML             6.5                  1            8.5               8.5                14.5     Y
   15855075     Fixed             0                  0              0                 0                   0     Y
   15855091     6ML            4.99                  1           6.99              6.99               12.99     Y
   15855166     Fixed             0                  0              0                 0                   0     Y
   15855182     Fixed             0                  0              0                 0                   0     Y
   15855398     6ML            6.25                  1           8.25              8.25               14.25     Y
   15855406     Fixed             0                  0              0                 0                   0     Y
   15855422     6ML               6                  1              8                 8                  14     N
   15855455     Fixed             0                  0              0                 0                   0     N
   15855489     Fixed             0                  0              0                 0                   0     N
   15855505     Fixed             0                  0              0                 0                   0     Y
   15855513     Fixed             0                  0              0                 0                   0     N
   15855547     Fixed             0                  0              0                 0                   0     N
   15855588     6ML             5.5                  1            7.5               7.5                13.5     Y
   15855638     Fixed             0                  0              0                 0                   0     Y
   15855646     6ML            4.79                  1           6.79              6.79               12.79     Y
   15855661     6ML            6.25                  1           8.25              8.25               14.25     N
   15855687     6ML             5.9                  1           8.65              8.65               14.65     N
   15855786     Fixed             0                  0              0                 0                   0     N
   15855901     6ML            6.25                  1           8.25              8.25               14.25     Y
   15855976     Fixed             0                  0              0                 0                   0     Y
   15855984     Fixed             0                  0              0                 0                   0     Y
   15855992     6ML            5.99                  1           7.99              7.99               13.99     Y
   15856008     6ML            6.27                  1           8.27              8.27               14.27     Y
   15856024     6ML            4.85                  1           6.85              6.85               12.85     Y
   15856032     Fixed             0                  0              0                 0                   0     N
   15856040     6ML               8                  1            9.5               9.5                15.5     Y
   15856057     6ML            4.85                  1           6.85              6.85               12.85     Y
   15856073     Fixed             0                  0              0                 0                   0     Y
   15856081     Fixed             0                  0              0                 0                   0     Y
   15856263     Fixed             0                  0              0                 0                   0     Y
   15856271     Fixed             0                  0              0                 0                   0     Y
   15856354     Fixed             0                  0              0                 0                   0     Y
   15856461     Fixed             0                  0              0                 0                   0     Y
   15856537     Fixed             0                  0              0                 0                   0     Y
   15856669     Fixed             0                  0              0                 0                   0     Y
   15856701     Fixed             0                  0              0                 0                   0     Y
   15856727     6ML            5.59                  1           7.59              7.59               13.59     Y



                                                                Payment
 Loan       Prepayment        Next Rate        Rate Reset       Reset     Mortgage
Number     Penalty Type      Reset Date        Frequency       Frequency  Loan Type         Lien Position
15837206        MI6            4/1/2009             6               6    Conventional            1
15837495        MI6            4/1/2009             6               6    Conventional            1
15837537        MI6            4/1/2009             6               6    Conventional            1
15837560        MI6            4/1/2009             6               6    Conventional            1
15837578        MI6            4/1/2009             6               6    Conventional            1
15837610        MI6            4/1/2011             6               6    Conventional            1
15837693        MI6            4/1/2009             6               6    Conventional            1
15837917        MI6            4/1/2009             6               6    Conventional            1
15838006        MI6            4/1/2009             6               6    Conventional            1
15838113        MI6            4/1/2008             6               6    Conventional            1
15838204        MI6            4/1/2008             6               6    Conventional            1
15838378        N/A            4/1/2008             6               6    Conventional            1
15838469        MI6          00/00/0000             0               0    Conventional            1
15838816        MI6            4/1/2009             6               6    Conventional            1
15839301        MI3            4/1/2009             6               6    Conventional            1
15839350        MI6            4/1/2009             6               6    Conventional            1
15839525        N/A            4/1/2008             6               6    Conventional            1
15839673        MI6            4/1/2009             6               6    Conventional            1
15839855        MI6            4/1/2008             6               6    Conventional            1
15840259        MI6            4/1/2009             6               6    Conventional            1
15840358        MI6            4/1/2009             6               6    Conventional            1
15841224        MI6            4/1/2009             6               6    Conventional            1
15841299        MI6            4/1/2008             6               6    Conventional            1
15841372        MI6            4/1/2009             6               6    Conventional            1
15842818        MI6            3/1/2008             6               6    Conventional            1
15850886        N/A            4/1/2009             6               6    Conventional            1
15851090        MI6            4/1/2008             6               6    Conventional            1
15851199        MI6            4/1/2008             6               6    Conventional            1
15831316        PU5/4/3      00/00/0000             0               0    Conventional            1
15831340        PU5/4/3      00/00/0000             0               0    Conventional            1
15831431        N/A          00/00/0000             0               0    Conventional            1
15831530        PU5/4/3      00/00/0000             0               0    Conventional            1
15831571        N/A          00/00/0000             0               0    Conventional            1
15831597        PU3          00/00/0000             0               0    Conventional            1
15831639        MI6          00/00/0000             0               0    Conventional            1
15831647        PU2          00/00/0000             0               0    Conventional            1
15831753        PU5/4/3      00/00/0000             0               0    Conventional            1
15831837        PU2          00/00/0000             0               0    Conventional            1
15831852        PU2          00/00/0000             0               0    Conventional            1
15831894        PU2          00/00/0000             0               0    Conventional            1
15831910        PU5/4/3      00/00/0000             0               0    Conventional            1
15831928        PU5/4/3      00/00/0000             0               0    Conventional            1
15831985        PU5/4/3      00/00/0000             0               0    Conventional            1
15832108        PU5          00/00/0000             0               0    Conventional            1
15832116        PU5          00/00/0000             0               0    Conventional            1
15832181        N/A          00/00/0000             0               0    Conventional            1
15832272        MI6          00/00/0000             0               0    Conventional            1
15832280        PU5/4/3      00/00/0000             0               0    Conventional            1
15832314        PU5/4/3      00/00/0000             0               0    Conventional            1
15832330        MI6          00/00/0000             0               0    Conventional            1
15832363        N/A          00/00/0000             0               0    Conventional            1
15832439        MI6          00/00/0000             0               0    Conventional            1
15832454        N/A          00/00/0000             0               0    Conventional            1
15832462        PU2          00/00/0000             0               0    Conventional            1
15832512        PU5/4/3      00/00/0000             0               0    Conventional            1
15832520        MI6          00/00/0000             0               0    Conventional            1
15832579        N/A          00/00/0000             0               0    Conventional            1
15832645        N/A          00/00/0000             0               0    Conventional            1
15832660        MI6          00/00/0000             0               0    Conventional            1
15832686        PU2          00/00/0000             0               0    Conventional            1
15832736        N/A          00/00/0000             0               0    Conventional            1
15832801        N/A          00/00/0000             0               0    Conventional            1
15832868        MI6          00/00/0000             0               0    Conventional            1
15832884        PU2          00/00/0000             0               0    Conventional            1
15832942        N/A          00/00/0000             0               0    Conventional            1
15832959        PU5/4/3      00/00/0000             0               0    Conventional            1
15832967        N/A          00/00/0000             0               0    Conventional            1
15833007        N/A          00/00/0000             0               0    Conventional            1
15833023        MI6          00/00/0000             0               0    Conventional            1
15833031        MI6          00/00/0000             0               0    Conventional            1
15833049        N/A          00/00/0000             0               0    Conventional            1
15833155        MI6          00/00/0000             0               0    Conventional            1
15833163        MI6          00/00/0000             0               0    Conventional            1
15833296        MI6          00/00/0000             0               0    Conventional            1
15833320        MI6          00/00/0000             0               0    Conventional            1
15853021        N/A            5/1/2008             6               6    Conventional            1
15853062        PU5            5/1/2009             6               6    Conventional            1
15851421        MI6            3/1/2008             6               6    Conventional            1
15851447        MI6            4/1/2008             6               6    Conventional            1
15851462        MI6          00/00/0000             0               0    Conventional            1
15851488        MI6            4/1/2008             6               6    Conventional            1
15851520        MI6            5/1/2008             6               6    Conventional            1
15851538        MI6            4/1/2009             6               6    Conventional            1
15851546        MI6            4/1/2008             6               6    Conventional            1
15851553        MI6            5/1/2008             6               6    Conventional            1
15851611        MI6            5/1/2008             6               6    Conventional            1
15851652        MI6            4/1/2008             6               6    Conventional            1
15851660        MI6            5/1/2008             6               6    Conventional            1
15851694        MI6            4/1/2008             6               6    Conventional            1
15851702        MI6            4/1/2008             6               6    Conventional            1
15851710        MI6            4/1/2008             6               6    Conventional            1
15851751        MI6            5/1/2008             6               6    Conventional            1
15851769        MI6            5/1/2008             6               6    Conventional            1
15851793        MI6            4/1/2008             6               6    Conventional            1
15851868        MI6            4/1/2009             6               6    Conventional            1
15851884        MI6            5/1/2008             6               6    Conventional            1
15851900        MI6            5/1/2008             6               6    Conventional            1
15851934        MI6            5/1/2008             6               6    Conventional            1
15851959        MI6            4/1/2008             6               6    Conventional            1
15852015        MI6            5/1/2008             6               6    Conventional            1
15852049        MI6            5/1/2008             6               6    Conventional            1
15852098        MI6            5/1/2008             6               6    Conventional            1
15852171        MI6            5/1/2009             6               6    Conventional            1
15852205        MI6            5/1/2008             6               6    Conventional            1
15852213        MI6            5/1/2008             6               6    Conventional            1
15852338        MI6            5/1/2008             6               6    Conventional            1
15852387        MI6            5/1/2008             6               6    Conventional            1
15852395        MI6            5/1/2008             6               6    Conventional            1
15852429        N/A            5/1/2008             6               6    Conventional            1
15852494        MI6            5/1/2008             6               6    Conventional            1
15852551        MI6            5/1/2008             6               6    Conventional            1
15852569        MI6            5/1/2008             6               6    Conventional            1
15852585        N/A            5/1/2009             6               6    Conventional            1
15852601        PU2            5/1/2008             6               6    Conventional            1
15852627        MI6            5/1/2008             6               6    Conventional            1
15852700        MI6            5/1/2008             6               6    Conventional            1
15852718        MI6            5/1/2008             6               6    Conventional            1
15852742        MI6            5/1/2009             6               6    Conventional            1
15852791        MI6            5/1/2009             6               6    Conventional            1
15852825        MI6            5/1/2009             6               6    Conventional            1
15852858        MI6            5/1/2008             6               6    Conventional            1
15852932        MI6            5/1/2008             6               6    Conventional            1
15852973        MI6            5/1/2008             6               6    Conventional            1
15852981        MI6            5/1/2008             6               6    Conventional            1
15909591        MI6            2/1/2008             6               6    Conventional            1
15910433        MI6            3/1/2008             6               6    Conventional            1
15911712        N/A            4/1/2008             6               6    Conventional            1
15911845        N/A            4/1/2008             6               6    Conventional            1
15912702        MI6            4/1/2008             6               6    Conventional            1
15913064        MI6            4/1/2008             6               6    Conventional            1
15913072        MI6          00/00/0000             0               0    Conventional            1
15914104        MI6          00/00/0000             0               0    Conventional            1
15914112        MI6            4/1/2008             6               6    Conventional            1
15915317        MI6            4/1/2008             6               6    Conventional            1
15917586        MI6            4/1/2008             6               6    Conventional            1
15917834        N/A            4/1/2008             6               6    Conventional            1
15918436        MI6          00/00/0000             0               0    Conventional            1
15918709        PU6            4/1/2008             6               6    Conventional            1
15919491        MI6            4/1/2008             6               6    Conventional            1
15919616        N/A            4/1/2008             6               6    Conventional            1
15919681        N/A            4/1/2008             6               6    Conventional            1
15919863        MI6            4/1/2008             6               6    Conventional            1
15919905        MI6            4/1/2008             6               6    Conventional            1
15919921        MI6            4/1/2008             6               6    Conventional            1
15920705        MI6            4/1/2008             6               6    Conventional            1
15923006        MI6            4/1/2008             6               6    Conventional            1
17099516        MI6            6/1/2009            12              12    Conventional            1
17070970        MI6          00/00/0000             0               0    Conventional            2
17089244        MI6            6/1/2008            12              12    Conventional            1
17091935        MI6          00/00/0000             0               0    Conventional            1
17086083        MI6            6/1/2009            12              12    Conventional            1
17075169        MI6            6/1/2009            12              12    Conventional            1
17040718        MI6            6/1/2009            12              12    Conventional            1
17075870        MI6            6/1/2009            12              12    Conventional            1
17099797        MI6            6/1/2009            12              12    Conventional            1
16824351        MI6            3/1/2009            12              12    Conventional            1
17063561        MI6          00/00/0000             0               0    Conventional            1
17084419        MI6            6/1/2009            12              12    Conventional            1
17011024        MI6          00/00/0000             0               0    Conventional            1
17025107        MI6            5/1/2009            12              12    Conventional            1
17088576        MI6            6/1/2009            12              12    Conventional            1
17074196        MI6          00/00/0000             0               0    Conventional            2
17071150        MI6          00/00/0000             0               0    Conventional            2
17068586        MI6          00/00/0000             0               0    Conventional            2
17084526        MI6            6/1/2009            12              12    Conventional            1
17099938        MI6            6/1/2009            12              12    Conventional            1
17084534        MI6            6/1/2008            12              12    Conventional            1
17078601        MI6          00/00/0000             0               0    Conventional            2
17095829        N/A            6/1/2009            12              12    Conventional            1
17096868        MI6            6/1/2009            12              12    Conventional            1
17096884        MI6            6/1/2009            12              12    Conventional            1
16994261        N/A          00/00/0000             0               0    Conventional            1
16801706        N/A            2/1/2009             6               6    Conventional            1
16862443        MI6          00/00/0000             0               0    Conventional            2
16945990        MI6          00/00/0000             0               0    Conventional            2
17084062        MI6          00/00/0000             0               0    Conventional            1
17064965        MI6          00/00/0000             0               0    Conventional            2
17067554        MI6            6/1/2009            12              12    Conventional            1
17058405        MI6          00/00/0000             0               0    Conventional            2
17058736        MI6          00/00/0000             0               0    Conventional            2
17097049        MI6          00/00/0000             0               0    Conventional            2
17059718        MI6          00/00/0000             0               0    Conventional            2
17058439        MI6          00/00/0000             0               0    Conventional            2
17065004        MI6          00/00/0000             0               0    Conventional            2
17063223        MI6          00/00/0000             0               0    Conventional            2
17092511        MI6          00/00/0000             0               0    Conventional            2
16973786        MI6            6/1/2009            12              12    Conventional            1
17056565        MI6          00/00/0000             0               0    Conventional            2
17075474        MI6          00/00/0000             0               0    Conventional            2
17097254        MI6            6/1/2009            12              12    Conventional            1
17095993        MI6          00/00/0000             0               0    Conventional            2
17072158        MI6          00/00/0000             0               0    Conventional            2
17060187        MI6            6/1/2008             6               6    Conventional            1
17078742        MI6          00/00/0000             0               0    Conventional            2
17072174        MI6          00/00/0000             0               0    Conventional            2
17094657        MI6            6/1/2009            12              12    Conventional            1
17097346        MI6          00/00/0000             0               0    Conventional            1
16834053        MI6            3/1/2009             6               6    Conventional            1
16873465        MI6          00/00/0000             0               0    Conventional            2
16962938        PU3/2/1      00/00/0000             0               0    Conventional            2
17006115        PU3/2        00/00/0000             0               0    Conventional            2
17050592        PU3/2/1      00/00/0000             0               0    Conventional            1
17048208        PU3/2/1      00/00/0000             0               0    Conventional            1
17047192        PU3/2        00/00/0000             0               0    Conventional            2
17070764        PU3/2        00/00/0000             0               0    Conventional            2
17064601        PU3/2/1      00/00/0000             0               0    Conventional            2
17085440        PU3/2/1      00/00/0000             0               0    Conventional            2
17089517        PU3/2        00/00/0000             0               0    Conventional            1
17093501        PU3/2        00/00/0000             0               0    Conventional            2
16974743        PU3/2          6/1/2008             6               6    Conventional            1
17067695        PU3/2        00/00/0000             0               0    Conventional            2
16975526        PU3/2/1      00/00/0000             0               0    Conventional            2
17089558        PU3/2/1      00/00/0000             0               0    Conventional            1
16975658        PU3/2/1      00/00/0000             0               0    Conventional            2
16975666        PU3/2/1      00/00/0000             0               0    Conventional            1
17085200        PU3/2/1      00/00/0000             0               0    Conventional            1
17014275        PU3/2/1      00/00/0000             0               0    Conventional            1
17091596        PU5            6/1/2009             6               6    Conventional            1
17072547        PU3/2/1      00/00/0000             0               0    Conventional            1
17095126        PU5            6/1/2009             6               6    Conventional            1
17018151        N/A            5/1/2009            12              12    Conventional            1
16979833        N/A            6/1/2009            12              12    Conventional            1
16981631        N/A          00/00/0000             0               0    Conventional            1
17054149        MI6          00/00/0000             0               0    Conventional            1
17089608        MI6          00/00/0000             0               0    Conventional            2
17062597        MI6          00/00/0000             0               0    Conventional            2
17082165        MI6          00/00/0000             0               0    Conventional            2
15830649        MI6            5/1/2008             6               6    Conventional            1
15830698        MI6            5/1/2008             6               6    Conventional            1
15830706        MI6            5/1/2008             6               6    Conventional            1
15830730        MI6            5/1/2008             6               6    Conventional            1
15830763        MI6          00/00/0000             0               0    Conventional            1
15830771        MI6            5/1/2008             6               6    Conventional            1
15830813        MI6            5/1/2008             6               6    Conventional            1
15830821        MI6            5/1/2008             6               6    Conventional            1
15830839        MI6          00/00/0000             0               0    Conventional            1
15830847        MI6            4/1/2008             6               6    Conventional            1
15830854        MI6            5/1/2008             6               6    Conventional            1
15830888        MI6            5/1/2008             6               6    Conventional            1
15830896        MI6            5/1/2008             6               6    Conventional            1
15830912        MI6            5/1/2008             6               6    Conventional            1
15830920        MI6            5/1/2008             6               6    Conventional            1
15830953        MI6            5/1/2008             6               6    Conventional            1
15830979        MI6            5/1/2008             6               6    Conventional            1
15830987        MI6          00/00/0000             0               0    Conventional            1
15831001        MI6            5/1/2008             6               6    Conventional            1
15831068        MI6            5/1/2008             6               6    Conventional            1
15819451        MI2            4/1/2009             6               6    Conventional            1
15813413        PU5          00/00/0000             0               0    Conventional            1
15819527        N/A          00/00/0000             0               0    Conventional            2
15833486        MI6          00/00/0000             0               0    Conventional            1
15833494        N/A          00/00/0000             0               0    Conventional            2
15833585        MI2            5/1/2009             6               6    Conventional            1
15833668        MI2          00/00/0000             0               0    Conventional            1
15833684        PU5          00/00/0000             0               0    Conventional            1
15833700        MI2            5/1/2009             6               6    Conventional            1
15833718        N/A          00/00/0000             0               0    Conventional            2
15833734        PU5          00/00/0000             0               0    Conventional            1
15833874        PU5            5/1/2008             6               6    Conventional            1
15833882        PU5          00/00/0000             0               0    Conventional            1
15834096        PU5          00/00/0000             0               0    Conventional            1
15834161        PU5            5/1/2009             6               6    Conventional            1
15834195        PU5            5/1/2009             6               6    Conventional            1
15834294        PU1          00/00/0000             0               0    Conventional            1
15834336        PU2          00/00/0000             0               0    Conventional            1
15834369        N/A          00/00/0000             0               0    Conventional            1
15834419        PU6            5/1/2009             6               6    Conventional            1
15834427        PU1          00/00/0000             0               0    Conventional            1
15834443        MI6            4/1/2009             6               6    Conventional            1
15834450        MI6          00/00/0000             0               0    Conventional            2
15834476        PU6            4/1/2009             6               6    Conventional            1
15834500        MI6            5/1/2009             6               6    Conventional            1
15834526        MI6          00/00/0000             0               0    Conventional            1
15834625        MI6            5/1/2009             6               6    Conventional            1
15834633        MI6            5/1/2009             6               6    Conventional            1
15834666        MI6            5/1/2009             6               6    Conventional            1
15834682        MI6            5/1/2009             6               6    Conventional            1
15834716        MI6            5/1/2009             6               6    Conventional            1
15834724        MI6            5/1/2009             6               6    Conventional            1
15834815        MI3          00/00/0000             0               0    Conventional            1
15834823        PU6          00/00/0000             0               0    Conventional            1
15834963        N/A          00/00/0000             0               0    Conventional            1
15835085        N/A          00/00/0000             0               0    Conventional            1
15835127        PU5          00/00/0000             0               0    Conventional            1
15835143        PU5          00/00/0000             0               0    Conventional            1
15835184        PU5            5/1/2009             6               6    Conventional            1
15835200        PU5            5/1/2009             6               6    Conventional            1
15835234        PU5          00/00/0000             0               0    Conventional            1
15835242        PU5            5/1/2009             6               6    Conventional            1
15835275        PU5          00/00/0000             0               0    Conventional            1
15835291        N/A          00/00/0000             0               0    Conventional            1
15835317        PU5          00/00/0000             0               0    Conventional            1
15835333        PU5            5/1/2009             6               6    Conventional            1
15835341        PU5          00/00/0000             0               0    Conventional            1
15835358        PU5            5/1/2008             6               6    Conventional            1
15835432        PU5            2/1/2009             6               6    Conventional            1
15835572        PU1            5/1/2009             6               6    Conventional            1
15835630        PU5          00/00/0000             0               0    Conventional            1
15835689        MI6            4/1/2009             6               6    Conventional            1
15835697        MI6            4/1/2009             6               6    Conventional            1
15835705        PU5            5/1/2009             6               6    Conventional            1
15835747        N/A          00/00/0000             0               0    Conventional            1
15835762        PU5            5/1/2009             6               6    Conventional            1
15835788        MI6          00/00/0000             0               0    Conventional            1
15835796        MI6            5/1/2009             6               6    Conventional            1
15853104        PU5            4/1/2008             6               6    Conventional            1
15853112        PU1          00/00/0000             0               0    Conventional            1
15853179        N/A          00/00/0000             0               0    Conventional            1
15853211        N/A          00/00/0000             0               0    Conventional            1
15853245        N/A            5/1/2009             6               6    Conventional            1
15853286        MI2            5/1/2008             6               6    Conventional            1
15853302        N/A          00/00/0000             0               0    Conventional            2
15853310        PU5          00/00/0000             0               0    Conventional            1
15853419        PU2          00/00/0000             0               0    Conventional            1
15853468        PU2            6/1/2009             6               6    Conventional            1
15853500        PU5          00/00/0000             0               0    Conventional            1
15853526        MI2          00/00/0000             0               0    Conventional            1
15853567        PU5          00/00/0000             0               0    Conventional            1
15853609        PU5            6/1/2008             6               6    Conventional            1
15853625        PU5          00/00/0000             0               0    Conventional            1
15853633        MI2          00/00/0000             0               0    Conventional            1
15853682        PU1          00/00/0000             0               0    Conventional            1
15853690        N/A          00/00/0000             0               0    Conventional            1
15853823        PU5            5/1/2009             6               6    Conventional            1
15853849        PU5            5/1/2009             6               6    Conventional            1
15853906        PU5            5/1/2009             6               6    Conventional            1
15853948        PU5            5/1/2009             6               6    Conventional            1
15853963        PU5            5/1/2009             6               6    Conventional            1
15854193        PU5            5/1/2008             6               6    Conventional            1
15854284        PU2          00/00/0000             0               0    Conventional            1
15854359        N/A          00/00/0000             0               0    Conventional            1
15854367        PU2          00/00/0000             0               0    Conventional            1
15854409        N/A          00/00/0000             0               0    Conventional            1
15854458        N/A          00/00/0000             0               0    Conventional            1
15854482        PU2          00/00/0000             0               0    Conventional            1
15854573        PU2            5/1/2009             6               6    Conventional            1
15854649        PU5            4/1/2008             6               6    Conventional            1
15854664        PU5            5/1/2009             6               6    Conventional            1
15854698        MI6          00/00/0000             0               0    Conventional            1
15854714        MI3          00/00/0000             0               0    Conventional            1
15854730        MI6            5/1/2008             6               6    Conventional            1
15854805        MI6            5/1/2009             6               6    Conventional            1
15854821        MI6            5/1/2009             6               6    Conventional            1
15854862        MI6            5/1/2009             6               6    Conventional            1
15854904        MI6            5/1/2009             6               6    Conventional            1
15854920        MI6            5/1/2009             6               6    Conventional            1
15854995        PU5            5/1/2009             6               6    Conventional            1
15855018        PU5          00/00/0000             0               0    Conventional            1
15855034        PU5            5/1/2009             6               6    Conventional            1
15855059        PU5          00/00/0000             0               0    Conventional            1
15855067        PU5            5/1/2009             6               6    Conventional            1
15855075        PU5          00/00/0000             0               0    Conventional            1
15855091        PU5            5/1/2009             6               6    Conventional            1
15855166        PU5          00/00/0000             0               0    Conventional            1
15855182        PU5          00/00/0000             0               0    Conventional            1
15855398        PU2            5/1/2009             6               6    Conventional            1
15855406        PU2          00/00/0000             0               0    Conventional            1
15855422        N/A            5/1/2011             6               6    Conventional            1
15855455        N/A          00/00/0000             0               0    Conventional            1
15855489        N/A          00/00/0000             0               0    Conventional            1
15855505        PU2          00/00/0000             0               0    Conventional            1
15855513        N/A          00/00/0000             0               0    Conventional            1
15855547        N/A          00/00/0000             0               0    Conventional            1
15855588        PU5            6/1/2008             6               6    Conventional            1
15855638        PU2          00/00/0000             0               0    Conventional            1
15855646        PU2            6/1/2009             6               6    Conventional            1
15855661        N/A            5/1/2009             6               6    Conventional            1
15855687        N/A            5/1/2009             6               6    Conventional            1
15855786        N/A          00/00/0000             0               0    Conventional            1
15855901        PU5            5/1/2009             6               6    Conventional            1
15855976        PU5          00/00/0000             0               0    Conventional            1
15855984        PU5          00/00/0000             0               0    Conventional            1
15855992        PU5            6/1/2008             6               6    Conventional            1
15856008        PU5            5/1/2009             6               6    Conventional            1
15856024        PU5            5/1/2009             6               6    Conventional            1
15856032        N/A          00/00/0000             0               0    Conventional            2
15856040        PU5            3/1/2009             6               6    Conventional            1
15856057        PU5            5/1/2009             6               6    Conventional            1
15856073        PU5          00/00/0000             0               0    Conventional            1
15856081        PU5          00/00/0000             0               0    Conventional            1
15856263        PU5          00/00/0000             0               0    Conventional            1
15856271        PU2          00/00/0000             0               0    Conventional            1
15856354        PU2          00/00/0000             0               0    Conventional            1
15856461        PU5          00/00/0000             0               0    Conventional            1
15856537        PU5          00/00/0000             0               0    Conventional            1
15856669        PU5          00/00/0000             0               0    Conventional            1
15856701        PU5          00/00/0000             0               0    Conventional            1
15856727        PU5            5/1/2009             6               6    Conventional            1


                                  EXHIBIT D-2
                        GROUP II MORTGAGE LOAN SCHEDULE







                                      D-2-1


                                                                                Zip                                     Original
Loan Number      Loan Key               City                       State        Code  Property Type        Occupancy      Term
15405467         ABM0291500179704       Dallas                     TX           75232 Single Family        Primary        360
15655095         AMQ09682854050         Muscatine                  IA           52761 Single Family        Primary        360
15655103         AMQ09683436576         Frankton                   IN           46044 Single Family        Primary        360
15655129         AMQ09683507970         Florissant                 MO           63034 Single Family        Primary        360
15655517         AMQ09686331717         Grand Rapids               MI           49505 Single Family        Primary        360
15655970         AMQ09688482914         Cheltenham                 PA           19012 Single Family        Primary        360
15656986         AMQ09689590434         Jackson                    MI           49203 Single Family        Primary        360
15657158         AMQ09689712996         Miramar                    FL           33025 Condominium          Primary        360
15657307         AMQ09689846190         Saint Louis                MO           63125 Single Family        Primary        360
15657380         AMQ09689927271         Phoenix                    AZ           85019 Single Family        Primary        360
15657547         AMQ09690055310         Hesperia                   CA           92345 Single Family        Primary        360
15657596         AMQ09690067398         Houston                    TX           77066 PUD                  Primary        360
15658032         AMQ09690372236         Grand Rapids               MI           49505 Single Family        Primary        360
15658248         AMQ09690492034         Madison                    AL           35756 Single Family        Primary        360
15658305         AMQ09690520875         Huntsville                 AL           35810 Single Family        Primary        360
15836158         AMQ125140709825        PALATKA                    FL           32177 2-4 Family           Investor       360
15836166         AMQ125141343509        STREAMWOOD                 IL           60107 Condominium          Investor       360
15836174         AMQ125141623702        WEST PALM BEACH            FL           33407 Single Family        Primary        360
15836182         AMQ125141969188        NORTH LAKE                 IL           60164 Single Family        Investor       360
15836208         AMQ125142210525        BUFFALO                    MN           55313 PUD                  Primary        360
15836216         AMQ125142221167        NEW SMYRNA BEACH           FL           32168 Single Family        Primary        360
15836224         AMQ125142351725        PALATKA                    FL           32177 2-4 Family           Investor       360
15836240         AMQ125142829100        CHICAGO                    IL           60615 Condominium          Primary        240
15836257         AMQ125142836162        MILLINGTON                 MI           48746 Single Family        Primary        360
15836273         AMQ125143067569        SUN CITY                   CA           92587 Single Family        Primary        360
15836281         AMQ125143160802        BARTLETT                   IL           60103 Single Family        Primary        360
15836299         AMQ125143329506        MINNEAPOLIS                MN           55410 Single Family        Primary        360
15836307         AMQ125143409886        FLORAHOME                  FL           32140 Single Family        Primary        360
15836315         AMQ125143470961        SEVIERVILLE                TN           37876 Single Family        Primary        360
15836323         AMQ125143629624        OWINGS MILLS               MD           21117 Condominium          Investor       360
15836331         AMQ125143636744        MOUNT WASHINGTON           KY           40047 Single Family        Primary        360
15836349         AMQ125143807881        WHITTEMORE                 MI           48770 Single Family        Primary        360
15836356         AMQ125143854347        SOUDERTON                  PA           18964 Single Family        Primary        360
15836364         AMQ125144188208        FRANKLIN                   CT            6254 Single Family        Primary        360
15836372         AMQ125144230026        CAPE CORAL                 FL           33993 Single Family        Primary        360
15836380         AMQ125144230562        PERRYSVILLE                OH           44864 Single Family        Primary        360
15836398         AMQ125144291424        SEATTLE                    WA           98148 Single Family        Primary        360
15836406         AMQ125144331808        BROOKLYN CENTER            MN           55430 Single Family        Primary        360
15836414         AMQ125144405784        JONESBORO                  AR           72404 Single Family        Primary        360
15836422         AMQ125144557469        CHICAGO                    IL           60651 2-4 Family           Primary        360
15836430         AMQ125144563749        CENTER CONWAY              NH            3813 Single Family        Primary        360
15836448         AMQ125144571288        DAYTON                     NV           89403 Single Family        Primary        360
15836463         AMQ125144720463        WARWICK                    RI            2886 Single Family        Primary        360
15836471         AMQ125144828266        PINELLAS PARK              FL           33781 Single Family        Primary        360
15836489         AMQ125144882222        CAROL STREAM               IL           60188 Single Family        Primary        360
15836497         AMQ125144905247        WESTFIELD                  IN           46074 Single Family        Primary        360
15836505         AMQ125144966306        CLARKSVILLE                TN           37042 Single Family        Primary        360
15836513         AMQ125145015129        MURRIETA                   CA           92563 Single Family        Primary        360
15836521         AMQ125145037081        SAN ANTONIO                TX           78247 PUD                  Primary        360
15836539         AMQ125145039665        MERCED                     CA           95348 Single Family        Primary        360
15836547         AMQ125145083960        BARTLESVILLE               OK           74006 Single Family        Primary        360
15836554         AMQ125145116802        WEST MILFORD               NJ            7421 Single Family        Primary        360
15836562         AMQ125145117701        GREENCASTLE                PA           17225 Single Family        Primary        360
15836570         AMQ125145144242        CINCINNATI                 OH           45240 Single Family        Primary        360
15836588         AMQ125145158523        PERKINSTON                 MS           39573 Single Family        Primary        360
15836596         AMQ125145186300        HAYS                       KS           67601 Single Family        Primary        360
15836604         AMQ125145198701        CANNON FALLS               MN           55009 Single Family        Primary        180
15836612         AMQ125145207445        STOCKTON                   CA           95204 Single Family        Primary        360
15836620         AMQ125145251849        MISSION VIEJO              CA           92692 PUD                  Primary        360
15836638         AMQ125145296620        LONDON                     OH           43140 Single Family        Primary        360
15836646         AMQ125145299640        JACKSON                    MS           39211 Single Family        Primary        360
15836653         AMQ125145311304        MARTINEZ                   CA           94553 Single Family        Primary        360
15836661         AMQ125145361523        VALLEJO                    CA           94589 Single Family        Primary        360
15836695         AMQ125145382586        LAUREL                     DE           19956 Single Family        Primary        360
15836703         AMQ125145383667        HARRISBURG                 PA           17109 Single Family        Primary        360
15836711         AMQ125145418141        DETROIT                    MI           48235 Single Family        Primary        360
15836729         AMQ125145424362        HOLMEN                     WI           54636 Single Family        Primary        360
15836737         AMQ125145440400        LOS ANGELES                CA           90044 Single Family        Primary        360
15836745         AMQ125145457362        JULIAN                     NC           27283 Single Family        Primary        360
15836752         AMQ125145516423        ROTONDA WEST               FL           33947 PUD                  Primary        360
15836760         AMQ125145544581        ROCKVILLE CENTRE           NY           11570 Single Family        Primary        360
15836778         AMQ125145547220        PHILADELPHIA               PA           19143 2-4 Family           Primary        360
15836786         AMQ125145555686        PHILADELPHIA               PA           19149 Single Family        Primary        360
15836794         AMQ125145587705        DARIEN                     IL           60561 Condominium          Primary        360
15836802         AMQ125145590048        HARRODSBURG                KY           40330 Single Family        Primary        360
15836810         AMQ125145592366        BRIDGEPORT                 CT            6605 2-4 Family           Primary        360
15836828         AMQ125145624029        LATHRUP VILLAGE            MI           48076 Single Family        Primary        360
15836836         AMQ125145670840        BUTTE                      MT           59701 Single Family        Primary        180
15836844         AMQ125145687026        BOWIE                      MD           20721 PUD                  Primary        360
15836851         AMQ125145697108        BLACKWOOD                  NJ            8012 Single Family        Primary        360
15836869         AMQ125145712147        HONOLULU                   HI           96818 High Rise Condo      Primary        360
15836877         AMQ125145718300        NAMPA                      ID           83686 PUD                  Primary        360
15836885         AMQ125145740825        ELIZABETHTOWN              KY           42701 Single Family        Primary        360
15836893         AMQ125145752945        AURORA                     CO           80011 Condominium          Primary        360
15836901         AMQ125145756268        SALIDA                     CO           81201 Single Family        Primary        360
15836919         AMQ125145767349        AUDUBON                    NJ            8106 Single Family        Primary        360
15836927         AMQ125145775284        MIRAMAR                    FL           33023 Single Family        Primary        360
15836935         AMQ125145780342        KNOXVILLE                  TN           37921 Single Family        Primary        360
15836943         AMQ125145799045        GLENDALE                   AZ           85306 Single Family        Investor       360
15836950         AMQ125145809224        ORANGE PARK                FL           32073 Single Family        Primary        360
15836968         AMQ125145821989        VINITA                     OK           74301 Single Family        Primary        360
15836976         AMQ125145840302        RACELAND                   LA           70394 Single Family        Primary        360
15836984         AMQ125145847984        BROWNSTOWN                 MI           48134 Single Family        Primary        360
15836992         AMQ125145869343        HUNTSVILLE                 AL           35803 Single Family        Primary        360
15837008         AMQ125145887360        WEST PALM BEACH            FL           33415 Condominium          Primary        360
15837024         AMQ125145898144        BALTIMORE                  MD           21220 Single Family        Primary        360
15837032         AMQ125145917969        CAPE CORAL                 FL           33904 Single Family        Primary        360
15837040         AMQ125145970927        HUNTSVILLE                 AL           35805 Single Family        Primary        360
15837057         AMQ125145975926        JACKSON                    TN           38301 Single Family        Primary        360
15837065         AMQ125145989000        MIDDLETOWN                 NJ            7748 Single Family        Primary        360
15837073         AMQ125145989901        COOPERSBURG                PA           18036 Single Family        Primary        360
15837081         AMQ125146003389        SELLERSVILLE               PA           18960 PUD                  Primary        360
15837107         AMQ125146038203        WHITE BEAR LAKE            MN           55110 Single Family        Primary        360
15837115         AMQ125146041124        PITTSFIELD                 MA            1201 Single Family        Primary        360
15837123         AMQ125146082169        DEFUNIAK SPRINGS           FL           32433 Single Family        Primary        360
15837131         AMQ125146090204        SWEET HOME                 OR           97386 Single Family        Primary        360
15837149         AMQ125146121140        PLYMOUTH                   MN           55442 Single Family        Primary        360
15837156         AMQ125146133467        MERIDIAN                   ID           83642 PUD                  Primary        360
15837164         AMQ125146134663        ORLANDO                    FL           32817 Single Family        Primary        360
15837172         AMQ125146135926        WEST LAWN                  PA           19609 Single Family        Primary        360
15837180         AMQ125146145180        VANCOUVER                  WA           98684 Single Family        Primary        360
15837198         AMQ125146155429        SUMMERFIELD                FL           34491 Single Family        Primary        360
15837214         AMQ125146202247        HIGHLAND PARK              MI           48203 Single Family        Primary        360
15837222         AMQ125146229901        CARMEL                     NY           10512 Single Family        Primary        360
15837248         AMQ125146273800        COCOA                      FL           32927 Single Family        Primary        360
15837255         AMQ125146275946        KENT                       WA           98042 Single Family        Primary        360
15837263         AMQ125146276589        ITHACA                     MI           48847 Single Family        Primary        360
15837271         AMQ125146286448        JACKSON                    MS           39211 Single Family        Primary        180
15837289         AMQ125146297148        AUSTIN                     TX           78732 PUD                  Primary        360
15837297         AMQ125146297783        BALTIMORE                  MD           21222 Single Family        Primary        360
15837313         AMQ125146320924        BURLINGTON                 WI           53105 Single Family        Primary        360
15837321         AMQ125146336169        CLERMONT                   FL           34711 PUD                  Secondary      360
15837339         AMQ125146346200        ST LOUIS                   MO           63116 Single Family        Primary        360
15837347         AMQ125146354949        DELTONA                    FL           32725 PUD                  Primary        360
15837354         AMQ125146356308        BURNSVILLE                 MN           55337 Single Family        Primary        360
15837362         AMQ125146358940        CHIPPEWA FALLS             WI           54729 Single Family        Primary        360
15837388         AMQ125146367644        GLENDALE                   AZ           85302 Single Family        Primary        360
15837396         AMQ125146369848        CHICAGO                    IL           60609 Single Family        Primary        360
15837404         AMQ125146391982        MERIDIAN                   ID           83642 Single Family        Primary        360
15837412         AMQ125146392261        BROCKTON                   MA            2302 2-4 Family           Primary        360
15837438         AMQ125146420989        BRIDGEPORT                 CT            6607 Single Family        Primary        360
15837446         AMQ125146424122        WASHINGTON                 DC           20019 2-4 Family           Investor       360
15837453         AMQ125146432562        INDEPENDENCE               MO           64050 Single Family        Primary        360
15837461         AMQ125146434022        PHOENIX                    AZ           85024 PUD                  Primary        360
15837479         AMQ125146482088        LEHIGHTON                  PA           18235 Single Family        Primary        360
15837487         AMQ125146484589        LOUISVILLE                 KY           40241 Single Family        Primary        360
15837503         AMQ125146503081        FARMINGTON                 NH            3835 Single Family        Primary        360
15837529         AMQ125146506522        DREXEL HILL                PA           19026 Single Family        Primary        360
15837552         AMQ125146567664        ELIZABETHTOWN              KY           42701 Single Family        Primary        360
15837586         AMQ125146619721        OKLAHOMA CITY              OK           73112 Single Family        Primary        360
15837594         AMQ125146620703        GLENDALE                   AZ           85305 PUD                  Primary        360
15837602         AMQ125146623442        LINCOLN                    DE           19960 Single Family        Primary        360
15837628         AMQ125146635420        GOLDSBORO                  NC           27530 Single Family        Primary        360
15837636         AMQ125146638101        SAINT CLOUD                FL           34772 Single Family        Primary        360
15837644         AMQ125146645148        STOCKTON                   CA           95210 Single Family        Primary        360
15837651         AMQ125146674403        WEST VALLEY CITY           UT           84128 Single Family        Primary        360
15837669         AMQ125146682380        FERNDALE                   MI           48220 Single Family        Primary        360
15837677         AMQ125146690342        GLENDALE                   AZ           85301 Condominium          Primary        360
15837685         AMQ125146699889        EXCELSIOR                  MN           55331 Single Family        Primary        360
15837701         AMQ125146720347        MESA                       AZ           85203 Single Family        Primary        360
15837719         AMQ125146728183        BALTIMORE                  MD           21229 Single Family        Primary        360
15837735         AMQ125146751581        MAIDEN                     NC           28650 Single Family        Primary        360
15837750         AMQ125146762802        PEMBROKE PINES             FL           33028 PUD                  Primary        360
15837768         AMQ125146764121        EDEN PRAIRIE               MN           55347 Single Family        Primary        360
15837776         AMQ125146768908        HAMMOND                    OR           97121 Single Family        Primary        360
15837784         AMQ125146773288        SAINT PETERSBURG           FL           33702 Single Family        Primary        360
15837792         AMQ125146783725        LAKE CHARLES               LA           70601 Single Family        Primary        360
15837800         AMQ125146795661        WYANDOTTE                  MI           48192 Single Family        Primary        360
15837826         AMQ125146807003        SCHAUMBURG                 IL           60194 Single Family        Primary        360
15837834         AMQ125146815469        OAKDALE                    MN           55128 Single Family        Primary        360
15837842         AMQ125146816202        WINDSOR LOCKS              CT            6096 2-4 Family           Primary        360
15837859         AMQ125146820204        MESA                       AZ           85204 Single Family        Primary        360
15837867         AMQ125146834049        ALTAMONTE SPRINGS          FL           32701 Single Family        Primary        360
15837883         AMQ125146844428        POCONO LAKE                PA           18347 PUD                  Primary        360
15837891         AMQ125146846720        WALDORF                    MD           20603 PUD                  Primary        360
15837909         AMQ125146850383        DES MOINES                 IA           50315 Single Family        Primary        360
15837933         AMQ125146874227        LEMONT                     IL           60439 Single Family        Primary        360
15837941         AMQ125146885801        JOPPA                      MD           21085 PUD                  Primary        360
15837958         AMQ125146889647        LEVITTOWN                  PA           19057 Single Family        Primary        360
15837966         AMQ125146892484        JERSEY CITY                NJ            7305 Single Family        Primary        360
15837974         AMQ125146902309        TRACY                      CA           95377 Single Family        Primary        360
15837982         AMQ125146904388        ATGLEN                     PA           19310 Single Family        Primary        360
15837990         AMQ125146914601        MINNIE                     KY           41651 Single Family        Primary        360
15838014         AMQ125146921341        SANFORD                    NC           27330 Single Family        Primary        360
15838022         AMQ125146922968        MEADVILLE                  PA           16335 Single Family        Primary        360
15838030         AMQ125146924907        LAKELAND                   FL           33801 Single Family        Primary        360
15838048         AMQ125146938584        BOTHELL                    WA           98012 Single Family        Primary        360
15838055         AMQ125146943022        WOOD DALE                  IL           60191 Single Family        Primary        360
15838063         AMQ125146944806        IRA                        MI           48023 Single Family        Primary        360
15838071         AMQ125146950282        ONEONTA                    AL           35121 Single Family        Primary        180
15838097         AMQ125146952387        MARYSVILLE                 MI           48040 Single Family        Primary        360
15838105         AMQ125146952528        NASHVILLE                  TN           37206 Single Family        Primary        360
15838121         AMQ125146969407        RED BUD                    IL           62278 Single Family        Primary        360
15838139         AMQ125146970249        MESA                       AZ           85206 Single Family        Primary        360
15838147         AMQ125146971585        COLUMBIA                   SC           29204 Single Family        Primary        360
15838154         AMQ125146980628        WASHINGTON                 DC           20032 Single Family        Primary        360
15838162         AMQ125146981105        CATASAUQUA                 PA           18032 2-4 Family           Primary        360
15838170         AMQ125146983408        SAINT PAUL                 MN           55124 Single Family        Primary        360
15838188         AMQ125146983507        AUBURN                     WA           98001 Single Family        Primary        360
15838212         AMQ125146985205        PHOENIX                    AZ           85035 Single Family        Primary        360
15838238         AMQ125146988829        PHOENIX                    AZ           85040 Single Family        Primary        360
15838246         AMQ125146989769        LOXLEY                     AL           36551 Single Family        Primary        360
15838253         AMQ125146992128        PHOENIX                    AZ           85053 Single Family        Primary        360
15838261         AMQ125146993282        ADDISON                    IL           60101 Single Family        Primary        360
15838279         AMQ125147002026        OCEAN SPRINGS              MS           39564 Single Family        Primary        360
15838287         AMQ125147002166        BARSTOW                    CA           92311 Single Family        Primary        360
15838295         AMQ125147002281        LOS ANGELES                CA           90047 Single Family        Primary        360
15838303         AMQ125147002406        MESA                       AZ           85204 Single Family        Primary        360
15838311         AMQ125147011340        CLINTON                    MD           20735 Single Family        Primary        360
15838329         AMQ125147024566        OWATONNA                   MN           55060 Single Family        Primary        360
15838337         AMQ125147026249        HAM LAKE                   MN           55304 Single Family        Primary        360
15838345         AMQ125147028849        WAYNESVILLE                MO           65583 Single Family        Primary        360
15838352         AMQ125147044903        PAWTUCKET                  RI            2860 Single Family        Primary        360
15838360         AMQ125147051783        PHILADELPHIA               PA           19149 Single Family        Primary        360
15838386         AMQ125147055305        CHICAGO                    IL           60610 Condominium          Primary        360
15838394         AMQ125147055743        EASTPOINTE                 MI           48021 Single Family        Primary        360
15838402         AMQ125147060446        STAMFORD                   CT            6902 2-4 Family           Primary        360
15838410         AMQ125147060644        NAMPA                      ID           83687 Single Family        Primary        360
15838428         AMQ125147061469        WARREN                     MI           48091 Single Family        Primary        360
15838436         AMQ125147061568        FALLON                     NV           89406 Single Family        Primary        360
15838444         AMQ125147069165        JACKSON                    MI           49203 Single Family        Primary        360
15838451         AMQ125147069249        SAUK RAPIDS                MN           56379 Single Family        Primary        360
15838477         AMQ125147080105        MAPLE LAKE                 MN           55358 Single Family        Primary        360
15838485         AMQ125147091284        HESPERIA                   CA           92345 Single Family        Primary        360
15838493         AMQ125147094148        LAYTON                     UT           84040 Single Family        Primary        360
15838501         AMQ125147098701        HATFIELD                   PA           19440 Single Family        Primary        360
15838519         AMQ125147106645        PALM BAY                   FL           32905 Single Family        Primary        360
15838527         AMQ125147109904        WILMINGTON                 NC           28401 Single Family        Primary        360
15838535         AMQ125147110605        ALBRIGHTSVILLE             PA           18210 PUD                  Primary        360
15838550         AMQ125147116727        HYATTSVILLE                MD           20788 Single Family        Primary        360
15838568         AMQ125147118228        BEL AIR                    MD           21014 Single Family        Primary        360
15838576         AMQ125147124721        TRENTON                    MO           64683 Single Family        Primary        360
15838584         AMQ125147126064        JACKSON                    MS           39272 Single Family        Primary        360
15838592         AMQ125147133144        HAZEL CREST                IL           60429 Single Family        Investor       360
15838600         AMQ125147139067        MORENO VALLEY              CA           92555 Single Family        Primary        360
15838626         AMQ125147144620        PENN FOREST TOWNSHIP       PA           18210 Single Family        Primary        360
15838634         AMQ125147156483        SAINT CLAIR SHORES         MI           48081 Single Family        Primary        360
15838642         AMQ125147156525        ENGLEWOOD                  FL           34224 Single Family        Primary        360
15838667         AMQ125147170740        RED WING                   MN           55066 Single Family        Primary        360
15838683         AMQ125147183164        PERRIS                     CA           92570 Single Family        Primary        360
15838691         AMQ125147189047        LODI                       CA           95240 Single Family        Primary        360
15838709         AMQ125147189245        COLUMBIA                   MD           21044 Single Family        Primary        360
15838717         AMQ125147190763        PHILADELPHIA               PA           19120 Single Family        Primary        360
15838725         AMQ125147193064        OVERLAND PARK              KS           66212 Single Family        Primary        360
15838733         AMQ125147198881        WILMINGTON                 DE           19810 Single Family        Primary        360
15838741         AMQ125147201263        ORLANDO                    FL           32806 Single Family        Primary        360
15838758         AMQ125147204002        MOUNT POCONO               PA           18344 Single Family        Primary        360
15838766         AMQ125147204622        LOUDON                     NH            3307 Single Family        Primary        360
15838774         AMQ125147207062        HIGHLAND                   IN           46322 Single Family        Primary        360
15838782         AMQ125147213821        SEFFNER                    FL           33584 Single Family        Primary        360
15838790         AMQ125147216287        DES PLAINES                IL           60018 Single Family        Primary        360
15838808         AMQ125147217848        LENOIR CITY                TN           37772 Single Family        Primary        360
15838824         AMQ125147225981        HOHENWALD                  TN           38462 Single Family        Primary        360
15838832         AMQ125147229447        KELSO                      WA           98626 Single Family        Primary        360
15838840         AMQ125147233860        PHILADELPHIA               PA           19111 Single Family        Primary        360
15838857         AMQ125147234868        BATTLE CREEK               MI           49015 Single Family        Primary        360
15838865         AMQ125147235584        ORLANDO                    FL           32808 Single Family        Primary        360
15838873         AMQ125147237945        BYRAM                      MS           39272 Single Family        Primary        360
15838881         AMQ125147238562        MARLBOROUGH                CT            6447 2-4 Family           Primary        360
15838899         AMQ125147245500        AVONDALE                   AZ           85323 PUD                  Primary        360
15838915         AMQ125147254064        PENSACOLA                  FL           32507 Single Family        Primary        360
15838923         AMQ125147256283        CROYDON                    PA           19021 Single Family        Primary        360
15838931         AMQ125147263289        MIDDLETOWN                 DE           19709 Single Family        Primary        360
15838949         AMQ125147274500        SCARBOROUGH                ME            4074 Single Family        Primary        360
15838964         AMQ125147282826        ALLENTOWN                  PA           18109 Single Family        Primary        360
15838972         AMQ125147283485        HIALEAH                    FL           33015 PUD                  Primary        360
15838980         AMQ125147289144        COON RAPIDS                MN           55448 Condominium          Investor       360
15838998         AMQ125147292940        DES PLAINES                IL           60016 Single Family        Primary        360
15839012         AMQ125147296347        MEMPHIS                    TN           38134 Single Family        Primary        360
15839038         AMQ125147306047        IDAHO FALLS                ID           83401 Condominium          Primary        360
15839046         AMQ125147310627        OCEAN CITY                 MD           21842 Condominium          Secondary      360
15839053         AMQ125147312946        SARASOTA                   FL           34233 Single Family        Primary        360
15839061         AMQ125147318083        STICKNEY                   IL           60402 Condominium          Primary        360
15839079         AMQ125147318422        PORTAGE                    IN           46368 Single Family        Primary        360
15839087         AMQ125147322960        LOVELAND                   CO           80538 Single Family        Primary        360
15839095         AMQ125147333827        HEMPSTEAD                  NY           11550 Single Family        Primary        360
15839103         AMQ125147335624        NORTHVILLE                 MI           48167 Single Family        Primary        360
15839129         AMQ125147350607        REESEVILLE                 WI           53579 Single Family        Primary        360
15839137         AMQ125147351423        LAKE VILLA                 IL           60046 PUD                  Primary        360
15839145         AMQ125147354500        PHOENIX                    AZ           85031 Single Family        Investor       360
15839152         AMQ125147358188        CASSELBERRY                FL           32707 PUD                  Primary        360
15839160         AMQ125147359368        COLUMBIA                   MD           21045 Condominium          Primary        360
15839178         AMQ125147359848        COLLEGE PARK               MD           20740 Single Family        Primary        360
15839186         AMQ125147370100        MINNEAPOLIS                MN           55416 Single Family        Primary        360
15839202         AMQ125147372726        SOUTH SAINT PAUL           MN           55075 Single Family        Primary        360
15839210         AMQ125147372882        COLUMBIA CITY              IN           46725 Single Family        Primary        360
15839228         AMQ125147377667        UNION CITY                 IN           47390 Single Family        Primary        360
15839236         AMQ125147385488        UMATILLA                   FL           32784 Single Family        Primary        360
15839244         AMQ125147388086        POLLOCK PINES              CA           95726 PUD                  Primary        360
15839251         AMQ125147389506        COLUMBIA                   TN           38401 Single Family        Primary        360
15839269         AMQ125147392120        ZEPHYRHILLS                FL           33541 Single Family        Primary        360
15839277         AMQ125147393284        LAKE WORTH                 FL           33463 PUD                  Primary        360
15839285         AMQ125147393789        CORONA                     CA           92881 Single Family        Primary        360
15839293         AMQ125147401186        JEFFERSON CITY             MO           65109 Single Family        Primary        360
15839319         AMQ125147409627        OPA-LOCKA                  FL           33054 Single Family        Primary        360
15839327         AMQ125147411623        TAYLOR                     MI           48180 Single Family        Primary        360
15839335         AMQ125147419162        HARBESON                   DE           19951 Single Family        Primary        360
15839343         AMQ125147419246        OLD SAYBROOK               CT            6475 Single Family        Primary        360
15839368         AMQ125147419840        WILLISTON                  FL           32696 Single Family        Primary        360
15839376         AMQ125147421564        CORBIN                     KY           40701 Single Family        Primary        360
15839384         AMQ125147425425        BALTIMORE                  MD           21206 Single Family        Primary        360
15839392         AMQ125147430441        HAGERSTOWN                 MD           21742 Single Family        Primary        360
15839400         AMQ125147433585        BECKER                     MN           55308 Single Family        Primary        360
15839418         AMQ125147437743        WICHITA                    KS           67235 Single Family        Primary        360
15839426         AMQ125147437966        TULSA                      OK           74135 Single Family        Primary        360
15839434         AMQ125147443006        ELIZABETHTOWN              KY           42701 Single Family        Primary        360
15839442         AMQ125147446306        GATLINBURG                 TN           37738 Condominium          Primary        360
15839459         AMQ125147446488        ARGOS                      IN           46501 Single Family        Primary        360
15839475         AMQ125147454409        RIVERSIDE                  CA           92508 Single Family        Primary        360
15839483         AMQ125147458947        HOLLYWOOD                  FL           33024 Single Family        Primary        360
15839491         AMQ125147462386        IRVINGTON                  AL           36544 Single Family        Primary        360
15839509         AMQ125147462766        MORENO VALLEY              CA           92553 Single Family        Primary        360
15839517         AMQ125147467401        CROYDON                    PA           19021 Single Family        Primary        360
15839533         AMQ125147475164        MADISON                    WI           53711 Single Family        Primary        360
15839541         AMQ125147476105        INDIANOLA                  OK           74442 Single Family        Primary        360
15839558         AMQ125147479869        MUNSTER                    IN           46321 Single Family        Primary        360
15839566         AMQ125147480040        TACOMA                     WA           98409 Single Family        Primary        360
15839574         AMQ125147480081        BOWIE                      MD           20716 Condominium          Primary        360
15839582         AMQ125147488043        CITRUS HEIGHTS             CA           95621 Single Family        Primary        360
15839590         AMQ125147489249        TRACY                      CA           95376 Single Family        Investor       360
15839608         AMQ125147499321        SAINT GABRIEL              LA           70776 Single Family        Primary        300
15839624         AMQ125147504062        NORRISTOWN                 PA           19401 Single Family        Primary        360
15839632         AMQ125147507107        BALTIMORE                  MD           21212 Townhouse            Primary        360
15839657         AMQ125147510440        COTTAGE GROVE              MN           55016 PUD                  Primary        360
15839665         AMQ125147519664        RALEIGH                    NC           27615 Single Family        Primary        360
15839681         AMQ125147521744        YOUNGSVILLE                NC           27596 Single Family        Primary        360
15839699         AMQ125147522403        NAPA                       CA           94559 Condominium          Primary        360
15839707         AMQ125147522841        APPLE VALLEY               MN           55124 PUD                  Primary        360
15839715         AMQ125147523344        WALKER                     MN           56484 Single Family        Primary        360
15839723         AMQ125147526263        GLENDALE                   AZ           85305 Single Family        Primary        360
15839731         AMQ125147529648        MIAMI                      FL           33196 Condominium          Primary        360
15839756         AMQ125147531529        SOUTHPORT                  NC           28461 Single Family        Primary        360
15839764         AMQ125147533087        TAMPA                      FL           33626 Single Family        Primary        360
15839772         AMQ125147534945        ALEXANDRIA                 AL           36250 Single Family        Primary        360
15839780         AMQ125147547301        KNOXVILLE                  TN           37934 Single Family        Primary        360
15839798         AMQ125147554240        ODENTON                    MD           21113 Condominium          Primary        360
15839806         AMQ125147554265        LEXINGTON PARK             MD           20653 PUD                  Primary        360
15839814         AMQ125147554448        VALRICO                    FL           33594 Single Family        Primary        360
15839830         AMQ125147559744        PHILADELPHIA               PA           19149 Single Family        Primary        360
15839848         AMQ125147571186        LAS VEGAS                  NV           89128 PUD                  Primary        360
15839863         AMQ125147587547        GLENCOE                    MN           55336 Single Family        Primary        360
15839871         AMQ125147594121        CLOVERDALE                 CA           95425 Single Family        Primary        360
15839889         AMQ125147594626        JONESVILLE                 MI           49250 Single Family        Primary        360
15839897         AMQ125147607360        OCALA                      FL           34479 Single Family        Primary        360
15839905         AMQ125147607584        NEW BLOOMFIELD             PA           17068 Single Family        Primary        360
15839913         AMQ125147608608        BROOKSTON                  IN           47923 Single Family        Primary        360
15839921         AMQ125147617724        SMYRNA                     DE           19977 Single Family        Primary        360
15839939         AMQ125147622823        AYDEN                      NC           28513 Single Family        Primary        360
15839947         AMQ125147623466        SHIPPENSBURG               PA           17257 Single Family        Primary        360
15839954         AMQ125147625941        DELTONA                    FL           32738 Single Family        Primary        360
15839962         AMQ125147627608        LEBANON                    TN           37087 Single Family        Primary        360
15839970         AMQ125147638282        CHICAGO                    IL           60634 Single Family        Primary        360
15839988         AMQ125147639884        BETHLEHEM                  PA           18017 Single Family        Primary        360
15839996         AMQ125147649461        HIALEAH                    FL           33012 Condominium          Primary        360
15840002         AMQ125147650527        WYANDOTTE                  MI           48192 Single Family        Primary        360
15840010         AMQ125147660021        MOUNT JULIET               TN           37122 Single Family        Primary        360
15840028         AMQ125147668149        AURORA                     IL           60506 Single Family        Primary        360
15840036         AMQ125147668289        OWINGS MILLS               MD           21117 PUD                  Primary        360
15840044         AMQ125147678064        KALAMAZOO                  MI           49007 Single Family        Primary        360
15840051         AMQ125147688220        HOMESTEAD                  FL           33033 Single Family        Investor       360
15840069         AMQ125147689269        MEMPHIS                    TN           38119 Single Family        Primary        360
15840077         AMQ125147697809        PORT CHARLOTTE             FL           33948 Single Family        Primary        360
15840085         AMQ125147698880        SAINT CLOUD                MN           56303 Single Family        Primary        360
15840093         AMQ125147702807        CATASAUQUA                 PA           18032 Single Family        Primary        360
15840101         AMQ125147703565        CHESTER                    MD           21619 Single Family        Primary        360
15840119         AMQ125147714521        FAIRHOPE                   AL           36532 Single Family        Primary        360
15840135         AMQ125147724223        EFFORT                     PA           18330 PUD                  Primary        360
15840143         AMQ125147735203        MESA                       AZ           85207 PUD                  Primary        360
15840150         AMQ125147737365        SUMMERFIELD                FL           34491 Single Family        Primary        360
15840168         AMQ125147741789        BERWYN                     IL           60402 Single Family        Primary        360
15840176         AMQ125147743348        MINNEAPOLIS                MN           55444 Single Family        Primary        360
15840184         AMQ125147745483        OPA-LOCKA                  FL           33055 PUD                  Primary        360
15840192         AMQ125147751242        FARMINGDALE                NY           11735 Single Family        Primary        360
15840200         AMQ125147772461        HUGHESVILLE                MD           20637 Single Family        Primary        360
15840218         AMQ125147775142        AURORA                     CO           80015 PUD                  Primary        360
15840226         AMQ125147775605        HERMISTON                  OR           97838 Single Family        Primary        360
15840234         AMQ125147792220        COTTAGE GROVE              MN           55016 Single Family        Primary        360
15840242         AMQ125147794523        MIAMI                      FL           33136 Condominium          Primary        300
15840267         AMQ125147807168        MINNEAPOLIS                MN           55409 PUD                  Primary        360
15840275         AMQ125147807861        NEW PORT RICHEY            FL           34652 Single Family        Primary        360
15840283         AMQ125147809909        DYER                       IN           46311 Single Family        Primary        360
15840291         AMQ125147817522        HARLEYSVILLE               PA           19438 Single Family        Primary        360
15840309         AMQ125147819007        AUBURN                     PA           17922 Single Family        Primary        360
15840325         AMQ125147831762        BALTIMORE                  MD           21206 Single Family        Primary        360
15840333         AMQ125147835268        COLCHESTER                 CT            6415 Single Family        Primary        360
15840341         AMQ125147837140        ARIZONA CITY               AZ           85223 Single Family        Primary        360
15840366         AMQ125147840888        LOS ANGELES                CA           90063 Single Family        Primary        360
15840374         AMQ125147851521        MEMPHIS                    MI           48041 Single Family        Primary        360
15840382         AMQ125147853063        EXPORT                     PA           15632 Single Family        Primary        360
15840390         AMQ125147853303        MUSCATINE                  IA           52761 Single Family        Primary        360
15840408         AMQ125147854889        BOZRAH                     CT            6334 Single Family        Primary        360
15840416         AMQ125147856025        PARKS                      AZ           86018 Single Family        Investor       360
15840424         AMQ125147858526        WEARE                      NH            3281 Single Family        Primary        360
15840432         AMQ125147866065        SHEBOYGAN                  WI           53081 Single Family        Primary        360
15840440         AMQ125147867121        CECILTON                   MD           21913 Single Family        Primary        360
15840457         AMQ125147868962        ATLANTA                    GA           30316 Single Family        Investor       360
15840465         AMQ125147870307        FLOSSMOOR                  IL           60422 Single Family        Primary        360
15840473         AMQ125147876262        OPA-LOCKA                  FL           33054 Condominium          Investor       360
15840481         AMQ125147883383        CANBY                      OR           97013 Single Family        Primary        360
15840499         AMQ125147885164        WATERTOWN                  CT            6779 Single Family        Primary        360
15840515         AMQ125147899504        DU QUOIN                   IL           62832 Single Family        Primary        360
15840523         AMQ125147908909        MC FARLAND                 WI           53558 Single Family        Primary        360
15840531         AMQ125147913701        SIERRA VISTA               AZ           85635 Single Family        Primary        360
15840556         AMQ125147916746        ZEPHYRHILLS                FL           33544 Single Family        Primary        360
15840564         AMQ125147917728        ODENTON                    MD           21113 PUD                  Primary        360
15840572         AMQ125147921449        JACKSONVILLE               FL           32244 Single Family        Primary        360
15840580         AMQ125147922066        PROVIDENCE                 RI            2907 Single Family        Primary        360
15840598         AMQ125147932628        BUTLER                     PA           16002 Single Family        Primary        360
15840606         AMQ125147942221        LIVONIA                    MI           48152 Single Family        Primary        360
15840614         AMQ125147950588        LOVELAND                   CO           80538 PUD                  Primary        360
15840622         AMQ125147952600        WARRENVILLE                IL           60555 PUD                  Primary        360
15840630         AMQ125147953541        HOLLYWOOD                  FL           33023 Single Family        Primary        360
15840648         AMQ125147971840        HASTINGS                   MN           55033 Single Family        Primary        360
15840655         AMQ125147972483        SHREWSBURY                 PA           17361 Single Family        Primary        360
15840663         AMQ125147974166        UPLAND                     CA           91784 PUD                  Primary        360
15840671         AMQ125147981286        HAMPSHIRE                  IL           60140 Single Family        Primary        360
15840697         AMQ125147983167        BILLERICA                  MA            1821 Single Family        Primary        360
15840705         AMQ125147999148        CHULA VISTA                CA           91911 Single Family        Primary        360
15840713         AMQ125147999361        CUMBERLAND                 RI            2864 Condominium          Primary        360
15840721         AMQ125148001209        ORMOND BEACH               FL           32174 Single Family        Primary        360
15840739         AMQ125148001464        SAINT LOUIS                MO           63130 Single Family        Primary        360
15840747         AMQ125148002843        FARMINGTON                 MN           55024 Single Family        Primary        360
15840754         AMQ125148013048        TACOMA                     WA           98405 Single Family        Primary        360
15840762         AMQ125148034960        PINELLAS PARK              FL           33781 Single Family        Primary        360
15840770         AMQ125148039167        ROYAL OAK                  MI           48067 Single Family        Primary        360
15840788         AMQ125148041684        MELBOURNE                  FL           32904 Single Family        Investor       360
15840804         AMQ125148065303        DELTONA                    FL           32738 Single Family        Primary        360
15840812         AMQ125148070626        OPA LOCKA                  FL           33055 Single Family        Primary        360
15840820         AMQ125148076680        MILTON                     FL           32570 Single Family        Primary        360
15840838         AMQ125148086861        STONE PARK                 IL           60165 Single Family        Primary        360
15840846         AMQ125148090863        NEW CASTLE                 DE           19720 Single Family        Primary        360
15840853         AMQ125148094766        PHOENIX                    AZ           85051 Single Family        Primary        360
15840861         AMQ125148095383        CARLISLE                   PA           17013 Single Family        Primary        360
15840879         AMQ125148098007        ISANTI                     MN           55040 Single Family        Primary        360
15840887         AMQ125148099666        WEST PALM BEACH            FL           33407 Single Family        Primary        360
15840895         AMQ125148104763        OWINGS MILLS               MD           21117 PUD                  Primary        360
15840903         AMQ125148104821        PHOENIX                    AZ           85033 PUD                  Primary        360
15840911         AMQ125148108343        BRANDON                    FL           33511 Single Family        Primary        360
15840929         AMQ125148122344        WAUSAU                     WI           54403 Single Family        Primary        360
15840937         AMQ125148122880        NEWARK                     DE           19713 Single Family        Primary        360
15840945         AMQ125148128606        NEEDLES                    CA           92363 Single Family        Primary        360
15840952         AMQ125148137102        WYANDANCH                  NY           11798 Single Family        Primary        360
15840978         AMQ125148142722        STOCKTON                   CA           95205 Single Family        Primary        360
15840986         AMQ125148150006        HIGHLAND                   CA           92346 Single Family        Primary        360
15840994         AMQ125148152721        WHITEFORD                  MD           21160 Single Family        Primary        360
15841000         AMQ125148164460        DETROIT                    MI           48221 Single Family        Primary        360
15841018         AMQ125148165483        BELFAIR                    WA           98528 Single Family        Investor       360
15841026         AMQ125148167083        MILILANI                   HI           96789 Condominium          Primary        360
15841034         AMQ125148167661        MODESTO                    CA           95350 Single Family        Primary        360
15841042         AMQ125148170145        MINNEAPOLIS                MN           55429 Single Family        Primary        240
15841059         AMQ125148171366        TUCSON                     AZ           85713 Single Family        Primary        360
15841067         AMQ125148171663        FLORISSANT                 MO           63033 Single Family        Primary        360
15841075         AMQ125148174089        HEMET                      CA           92543 Condominium          Primary        360
15841083         AMQ125148175201        BURLINGTON                 NJ            8016 Single Family        Primary        360
15841091         AMQ125148178882        ALTOONA                    PA           16602 Single Family        Primary        360
15841109         AMQ125148192586        BYRON                      MN           55920 Single Family        Primary        360
15841117         AMQ125148198245        MIAMI                      FL           33194 Single Family        Primary        360
15841125         AMQ125148210446        KERNERSVILLE               NC           27284 Single Family        Primary        360
15841141         AMQ125148256027        WARREN                     MI           48089 Single Family        Primary        360
15841158         AMQ125148258460        MARSHALL                   MN           56258 Condominium          Primary        360
15841166         AMQ125148270945        LANCASTER                  CA           93535 Single Family        Primary        360
15841174         AMQ125148284441        PHILADELPHIA               PA           19136 Single Family        Primary        360
15841182         AMQ125148289101        ROGERS                     AR           72756 Single Family        Primary        360
15841190         AMQ125148293228        FORT GRATIOT               MI           48059 Single Family        Primary        360
15841208         AMQ125148294168        MERRIMACK                  NH            3054 Single Family        Primary        360
15841216         AMQ125148295645        BLAINE                     WA           98230 Single Family        Primary        360
15841232         AMQ125148334741        PHOENIX                    AZ           85042 Single Family        Primary        360
15841257         AMQ125148351521        PARKVILLE                  MD           21234 Single Family        Primary        360
15841265         AMQ125148355142        OXFORD                     MS           38655 Single Family        Primary        360
15841273         AMQ125148369424        STAMFORD                   CT            6902 Condominium          Primary        360
15841281         AMQ125148371529        UPPER MARLBORO             MD           20774 Condominium          Primary        360
15841315         AMQ125148390461        ALANSON                    MI           49706 Single Family        Primary        360
15841323         AMQ125148395585        PINELLAS PARK              FL           33781 Single Family        Primary        360
15841331         AMQ125148409584        COLORADO SPRINGS           CO           80916 Single Family        Primary        360
15841356         AMQ125148416142        WONEWOC                    WI           53968 Single Family        Primary        360
15841364         AMQ125148419203        STAMFORD                   CT            6902 2-4 Family           Investor       360
15841380         AMQ125148457369        PORT RICHEY                FL           34668 Single Family        Primary        360
15841398         AMQ125148471543        MIDDLETOWN                 DE           19709 PUD                  Primary        360
15841406         AMQ125148473184        ASTORIA                    NY           11102 Single Family        Primary        360
15841414         AMQ125148479249        ELGIN                      IL           60120 PUD                  Primary        360
15841422         AMQ125148489008        BREMERTON                  WA           98311 Single Family        Primary        360
15841430         AMQ125148505241        ADELANTO                   CA           92301 Single Family        Primary        360
15841448         AMQ125148522345        FERNANDINA BEACH           FL           32034 Single Family        Primary        360
15841463         AMQ125148540289        MESA                       AZ           85207 Single Family        Primary        360
15841471         AMQ125148572506        SHREVEPORT                 LA           71107 Single Family        Primary        360
15841489         AMQ125148577885        BOLINGBROOK                IL           60440 Single Family        Primary        360
15841505         AMQ125148638422        BETTENDORF                 IA           52722 Single Family        Primary        360
15841513         AMQ125148656481        CICERO                     IL           60804 Single Family        Primary        360
15841521         AMQ125148665821        PHILADELPHIA               PA           19135 Single Family        Primary        360
15841539         AMQ125148677867        DELTONA                    FL           32738 Single Family        Primary        360
15841547         AMQ125148718828        LARGO                      FL           33771 Single Family        Primary        360
15841554         AMQ125148727829        CONVERSE                   IN           46919 Single Family        Primary        360
15841562         AMQ125148758741        BOYNTON BEACH              FL           33435 PUD                  Primary        360
15841570         AMQ125148779408        YOUNGTOWN                  AZ           85363 Single Family        Primary        360
15841588         AMQ125148785603        EAGAN                      MN           55123 Single Family        Investor       360
15841596         AMQ125148831944        WHITE PLAINS               MD           20695 PUD                  Primary        360
15841646         AMQ12584552496         EAST BRADY                 PA           16028 Single Family        Primary        360
15841661         AMQ12584770650         MIAMI                      FL           33147 Single Family        Primary        360
15841679         AMQ12584918770         UPPER MARLBORO             MD           20774 Single Family        Primary        360
15841687         AMQ12584931211         MERIDEN                    CT            6450 Condominium          Primary        360
15841703         AMQ12584985290         DETROIT                    MI           48224 Single Family        Primary        360
15841711         AMQ12584986017         MIAMI                      FL           33185 Single Family        Primary        360
15841737         AMQ12584989177         FLORIDA CITY               FL           33034 Single Family        Primary        360
15841745         AMQ12584991298         NEWARK                     DE           19713 Single Family        Primary        360
15841752         AMQ12585001972         DAYTONA BEACH              FL           32117 Single Family        Primary        360
15841760         AMQ12585009579         DEERFIELD BEACH            FL           33441 Single Family        Primary        360
15841778         AMQ12585029452         WILLIMANTIC                CT            6226 2-4 Family           Investor       360
15841794         AMQ12585034734         LEBANON                    CT            6249 Single Family        Primary        360
15841810         AMQ12585063618         CLAYTON                    NC           27520 PUD                  Primary        360
15841828         AMQ12585068294         PLEASANTVILLE              NY           10570 2-4 Family           Primary        360
15841836         AMQ12585087096         PLAINFIELD                 IN           46168 Single Family        Primary        360
15841844         AMQ12585087930         SURPRISE                   AZ           85374 PUD                  Primary        360
15841851         AMQ12585088979         SURPRISE                   AZ           85374 PUD                  Primary        360
15841869         AMQ12585110138         KISSIMMEE                  FL           34758 PUD                  Primary        360
15841877         AMQ12585113975         NEWARK                     DE           19702 Single Family        Primary        360
15841901         AMQ12585116937         GOLDSBORO                  NC           27534 Single Family        Primary        360
15841919         AMQ12585122851         CAPE CORAL                 FL           33914 Single Family        Primary        360
15841927         AMQ12585123776         SONOMA                     CA           95476 Single Family        Primary        360
15841935         AMQ12585131050         NORTHGLENN                 CO           80260 Single Family        Primary        360
15841950         AMQ12585135697         BRONX                      NY           10472 2-4 Family           Primary        360
15841968         AMQ12585141455         CANNELTON                  IN           47520 Single Family        Primary        360
15841976         AMQ12585146017         ELIZABETHTOWN              KY           42701 Single Family        Primary        360
15841984         AMQ12585149813         KISSIMMEE                  FL           34758 PUD                  Primary        360
15842008         AMQ12585169613         WESTON                     FL           33326 Condominium          Primary        360
15842016         AMQ12585177574         LAND O LAKES               FL           34638 Single Family        Primary        360
15842024         AMQ12585178333         ESSEX                      MD           21221 Single Family        Primary        360
15842032         AMQ12585181378         SANDY                      UT           84092 Single Family        Primary        360
15842040         AMQ12585182459         PHILADELPHIA               PA           19124 Single Family        Primary        360
15842057         AMQ12585188258         NEW MILFORD                CT            6776 Single Family        Primary        360
15842065         AMQ12585200251         UPPER MARLBORO             MD           20774 Single Family        Primary        360
15842073         AMQ12585208650         TEMPE                      AZ           85283 Single Family        Investor       360
15842099         AMQ12585216935         PHILADELPHIA               PA           19151 Single Family        Primary        360
15842107         AMQ12585220739         PONCHATOULA                LA           70454 Single Family        Primary        360
15842115         AMQ12585224574         CANON CITY                 CO           81212 Single Family        Primary        360
15842123         AMQ12585226058         ORLANDO                    FL           32826 PUD                  Primary        360
15842131         AMQ12585235133         MIAMI                      FL           33194 PUD                  Primary        360
15842149         AMQ12585250736         MIAMI                      FL           33150 Condominium          Primary        360
15842156         AMQ12585253771         PHILADELPHIA               PA           19111 Single Family        Primary        360
15842164         AMQ12585255131         HIALEAH GARDENS            FL           33018 Single Family        Primary        360
15842172         AMQ12585257772         PHILADELPHIA               PA           19134 Single Family        Primary        360
15842180         AMQ12585265817         VALPARAISO                 IN           46383 Single Family        Primary        360
15842198         AMQ12585267938         BALTIMORE                  MD           21206 Single Family        Primary        360
15842214         AMQ12585288934         PHOENIX                    AZ           85033 Single Family        Primary        360
15842222         AMQ12585321099         NORTH MIAMI BEACH          FL           33160 Condominium          Primary        360
15842230         AMQ12585325090         HALLSVILLE                 MO           65255 Single Family        Primary        360
15842248         AMQ12585333136         WEST VALLEY CITY           UT           84119 Single Family        Investor       360
15842255         AMQ12585336097         HOUSTON                    TX           77083 PUD                  Primary        360
15842263         AMQ12585344133         TAMPA                      FL           33614 Condominium          Primary        360
15842271         AMQ12585350817         DENVER                     CO           80239 Single Family        Primary        360
15842297         AMQ12585373694         MIAMI                      FL           33183 Condominium          Primary        360
15842305         AMQ12585374577         NEW ORLEANS                LA           70119 2-4 Family           Investor       360
15842313         AMQ12585394252         PENSACOLA                  FL           32507 Single Family        Primary        360
15842479         AMQ12590403478         DAVENPORT                  IA           52806 Single Family        Primary        360
15842487         AMQ12590407990         NORTH PLAINFIELD           NJ            7060 Single Family        Primary        360
15842545         AMQ12590976390         LOUISVILLE                 KY           40299 Single Family        Primary        360
15842578         AMQ12591074278         NORTHAMPTON                PA           18067 Single Family        Primary        360
15842594         AMQ12591336156         DOVER                      DE           19901 Single Family        Primary        360
15842602         AMQ12591404996         WYANDANCH                  NY           11798 Single Family        Primary        360
15842610         AMQ12591454751         BLOOMFIELD                 CT            6002 Single Family        Primary        360
15842628         AMQ12591566430         NEW LONDON                 CT            6320 2-4 Family           Primary        360
15842651         AMQ12591758151         CHATTANOOGA                TN           37412 Single Family        Primary        360
15842677         AMQ12592348150         LAHAINA                    HI           96761 Single Family        Primary        360
15842685         AMQ12592376433         DUNSMUIR                   CA           96025 Single Family        Primary        360
15842693         AMQ12592387232         SPRING VALLEY              NY           10977 2-4 Family           Primary        360
15842701         AMQ12592555275         PHOENIX                    AZ           85021 Single Family        Primary        360
15842727         AMQ12592787795         CHICAGO                    IL           60652 Single Family        Primary        360
15842735         AMQ12592838796         NORTHRIDGE                 CA           91326 Single Family        Primary        360
15842743         AMQ12592976836         HURST                      TX           76053 Single Family        Primary        360
15842750         AMQ12593004992         CHICAGO                    IL           60629 Single Family        Primary        360
15842768         AMQ12593036234         PEORIA                     AZ           85345 Single Family        Primary        360
15842776         AMQ12593070910         HUDSON                     NY           12534 2-4 Family           Investor       360
15842784         AMQ12593095313         CHICAGO                    IL           60632 2-4 Family           Primary        360
15842792         AMQ12593159796         MIAMI                      FL           33178 PUD                  Investor       360
15842800         AMQ12593188399         STOCKTON                   CA           95215 Single Family        Primary        360
15842826         AMQ12593216596         BEMIDJI                    MN           56601 Single Family        Primary        360
15842834         AMQ12593321198         SACO                       ME            4072 Single Family        Primary        360
15842842         AMQ12593423952         KANSAS CITY                MO           64151 Single Family        Primary        360
15842867         AMQ12593439073         CALUMET CITY               IL           60409 Single Family        Primary        360
15842875         AMQ12593447191         DALLAS                     TX           75232 Single Family        Investor       360
15842917         AMQ12593562395         GILBERT                    AZ           85234 Single Family        Primary        360
15842925         AMQ12593577039         PHOENIX                    AZ           85037 Single Family        Primary        360
15842941         AMQ12593618197         LONG POND                  PA           18334 Single Family        Primary        360
15842958         AMQ12593649796         MIAMI                      FL           33145 Single Family        Primary        360
15842974         AMQ12593686111         JACKSON                    MS           39212 Single Family        Investor       360
15842990         AMQ12593822831         NORTH LAUDERDALE           FL           33068 Single Family        Primary        360
15843006         AMQ12593861912         NAPLES                     FL           34104 Condominium          Primary        360
15843022         AMQ12593929073         PALM BAY                   FL           32907 Single Family        Secondary      360
15843030         AMQ12593933554         BROOKLYN                   NY           11236 Single Family        Primary        360
15843048         AMQ12593979359         SANTA ROSA                 CA           95403 Single Family        Primary        360
15843055         AMQ12593992675         WEST PALM BEACH            FL           33412 Single Family        Primary        360
15843063         AMQ12594004157         MIAMI                      FL           33172 Condominium          Primary        360
15843071         AMQ12594004751         CHICAGO                    IL           60629 Single Family        Investor       360
15843097         AMQ12594011111         PHOENIX                    AZ           85031 Single Family        Primary        360
15843105         AMQ12594025673         ELMONT                     NY           11003 Single Family        Primary        360
15848393         AMQ12595499356         GREAT NECK                 NY           11020 Single Family        Primary        360
15848401         AMQ12595503074         LEHIGH ACRES               FL           33971 2-4 Family           Primary        360
15848419         AMQ12595506598         SPRING                     TX           77379 Single Family        Primary        360
15848435         AMQ12595508438         SAINT CHARLES              IL           60174 Single Family        Primary        360
15848443         AMQ12595509592         CHINO                      CA           91710 Single Family        Primary        360
15848450         AMQ12595510277         CHINO                      CA           91710 Single Family        Primary        360
15848468         AMQ12595512075         EL SOBRANTE                CA           94803 Single Family        Primary        360
15848476         AMQ12595512190         SUMTER                     SC           29150 Single Family        Primary        360
15848484         AMQ12595513115         HILLSBORO                  OR           97123 PUD                  Primary        360
15848492         AMQ12595515714         PROVO                      UT           84601 Single Family        Primary        360
15848500         AMQ12595516993         AVONDALE                   AZ           85323 PUD                  Primary        360
15848518         AMQ12595517157         MIAMI                      FL           33142 2-4 Family           Primary        360
15848534         AMQ12595522231         MIAMI                      FL           33165 Single Family        Primary        360
15848542         AMQ12595525234         DISTRICT HEIGHTS           MD           20747 Single Family        Primary        360
15848559         AMQ12595526398         MIAMI                      FL           33170 PUD                  Primary        360
15848567         AMQ12595527198         CHICAGO                    IL           60643 Single Family        Primary        360
15848575         AMQ12595528675         LOUISVILLE                 KY           40291 Single Family        Primary        360
15848583         AMQ12595529079         GREENFIELD                 WI           53221 Single Family        Primary        360
15848609         AMQ12595534996         KANSAS CITY                MO           64118 Single Family        Primary        360
15848617         AMQ12595535951         OAK GROVE                  MO           64075 Single Family        Primary        360
15848625         AMQ12595536918         LAS VEGAS                  NV           89129 PUD                  Primary        360
15848641         AMQ12595542999         PHOENIX                    AZ           85029 Single Family        Primary        360
15848658         AMQ12595546230         WOODLAND                   WA           98674 Single Family        Primary        360
15848674         AMQ12595548236         PHOENIX                    AZ           85017 Single Family        Primary        360
15848682         AMQ12595548434         MANTECA                    CA           95337 Single Family        Primary        360
15848690         AMQ12595548673         GLENDALE                   AZ           85303 PUD                  Primary        360
15848708         AMQ12595549432         PHOENIX                    AZ           85035 Single Family        Primary        360
15848716         AMQ12595549838         PHOENIX                    AZ           85009 Single Family        Primary        360
15848724         AMQ12595550232         ROSE TWP                   MI           48442 Single Family        Investor       360
15848732         AMQ12595552196         OXNARD                     CA           93030 Condominium          Primary        360
15848740         AMQ12595552634         CHANDLER                   AZ           85225 Condominium          Primary        360
15848757         AMQ12595554556         VALLEJO                    CA           94590 Single Family        Primary        360
15848765         AMQ12595554796         PETALUMA                   CA           94954 Single Family        Primary        360
15848773         AMQ12595555637         BAKERSFIELD                CA           93305 Single Family        Primary        360
15848781         AMQ12595559472         MIAMI                      FL           33161 Single Family        Primary        360
15848807         AMQ12595560637         WESLEY CHAPEL              FL           33543 PUD                  Primary        360
15848815         AMQ12595563276         FORT PIERCE                FL           34951 Single Family        Primary        360
15848823         AMQ12595564910         AVENTURA                   FL           33180 Condominium          Primary        360
15848831         AMQ12595565990         TAMARAC                    FL           33319 Condominium          Primary        360
15848849         AMQ12595566477         WINTER HAVEN               FL           33884 Single Family        Primary        360
15848864         AMQ12595569950         PHOENIX                    AZ           85029 Single Family        Primary        360
15848880         AMQ12595571998         KATY                       TX           77449 Single Family        Primary        360
15848898         AMQ12595572236         WILMINGTON                 NC           28403 Condominium          Primary        360
15848906         AMQ12595576237         BAKERSFIELD                CA           93313 Single Family        Primary        360
15848914         AMQ12595576955         MIAMI                      FL           33168 Single Family        Primary        360
15850779         AMQ12595942553         MIAMI                      FL           33161 2-4 Family           Primary        360
15850787         AMQ12595943718         MIAMI                      FL           33177 Single Family        Primary        360
15850852         AMQ12595956397         SAINT PAUL                 MN           55106 2-4 Family           Investor       360
15850860         AMQ12595957718         WEST MONROE                LA           71291 Single Family        Primary        360
15850878         AMQ12595961439         MIDDLE VILLAGE             NY           11379 Single Family        Primary        360
15850910         AMQ12595977476         SAINT JOSEPH               MO           64503 Single Family        Primary        360
15850928         AMQ12595980439         KANSAS CITY                MO           64119 Single Family        Primary        360
15850936         AMQ12595988077         ROOSEVELT                  NY           11575 Single Family        Primary        360
15850944         AMQ12595990875         STOCKTON                   CA           95206 Single Family        Primary        360
15850951         AMQ12595992996         PRAIRIEVILLE               LA           70769 Single Family        Primary        360
15850969         AMQ12595996997         KENT                       WA           98031 Single Family        Primary        360
15850985         AMQ12596004718         SPOTSWOOD                  NJ            8884 Single Family        Primary        360
15850993         AMQ12596009832         WATERFORD                  MI           48328 Single Family        Primary        360
15851009         AMQ12596010319         MIDDLETOWN                 DE           19709 Single Family        Primary        360
15851017         AMQ12596011598         HOUSTON                    TX           77043 PUD                  Primary        360
15851025         AMQ12596017751         MILWAUKEE                  WI           53216 Single Family        Investor       360
15851033         AMQ12596027354         MIAMI                      FL           33138 2-4 Family           Primary        360
15851041         AMQ12596029194         WEST PALM BEACH            FL           33414 PUD                  Primary        360
15851058         AMQ12596030515         LA VERGNE                  TN           37086 Single Family        Primary        360
15851066         AMQ12596031679         ORLANDO                    FL           32818 Single Family        Primary        360
15851082         AMQ12596036793         MIAMI                      FL           33126 Single Family        Investor       360
15851108         AMQ12596052790         SAN BERNARDINO             CA           92411 Single Family        Primary        360
15851116         AMQ12596055314         PALMDALE                   CA           93591 Single Family        Primary        360
15851132         AMQ12596073515         SELDEN                     NY           11784 Single Family        Primary        360
15851140         AMQ12596083472         KANSAS CITY                MO           64106 High Rise Condo      Primary        360
15851173         AMQ12596091038         CRESTLINE                  CA           92325 Single Family        Primary        360
15851181         AMQ12596093638         HOWELL                     NJ            7731 Single Family        Primary        360
15851207         AMQ12596096359         LAKE SAINT LOUIS           MO           63367 Single Family        Primary        360
15851215         AMQ12596105994         HOUSTON                    TX           77061 Single Family        Primary        360
15851223         AMQ12596109996         PALMDALE                   CA           93550 Single Family        Primary        360
15851231         AMQ12596114830         LONG BEACH                 CA           90805 Single Family        Primary        360
15851249         AMQ12596139191         JOLIET                     IL           60432 Single Family        Primary        360
15851256         AMQ12596141593         MIAMI SPRINGS              FL           33166 Single Family        Primary        360
15851264         AMQ12596176193         NORRISTOWN                 PA           19403 Single Family        Primary        360
15851280         AMQ12596177670         MIAMI                      FL           33196 Condominium          Primary        360
15851298         AMQ12596235270         INDIANAPOLIS               IN           46226 Single Family        Primary        360
15851322         AMQ12596292230         GREENVILLE                 MI           48838 Single Family        Investor       360
15654700         ARC0186399000007       Oak Harbor                 WA           98277 PUD                  Primary        360
15665052         ARC01910036            Las Vegas                  NV           89138 PUD                  Primary        180
15819006         ARC0203770000012       Queen Creek                AZ           85242 PUD                  Primary        360
15819022         ARC0206549000003       Naples                     FL           34104 Single Family        Primary        360
15819048         ARC0206868000003       Mendota                    CA           93640 Single Family        Primary        360
15819071         ARC0206956000002       Versailles                 KY           40383 Single Family        Primary        360
15819089         ARC0207003000001       Jacksonville               FL           32254 Single Family        Investor       360
15819097         ARC0207079000001       Marlow                     OK           73055 Single Family        Primary        360
15819105         ARC0207098000001       Riverside                  CA           92505 Single Family        Primary        360
15819121         ARC0207120000001       San Bernardino             CA           92405 Single Family        Primary        360
15819188         ARC020981000014        Kaneohe                    HI           96744 Single Family        Primary        360
15664030         BEM00311116            Waldorf                    MD           20601 Single Family        Primary        360
15772940         BEM00710115589         Capitol Heights            MD           20743 Single Family        Primary        360
15772957         BEM00710115600         Nottingham                 MD           21236 Condominium          Primary        360
15772981         BEM00710115668         Silver Spring              MD           20906 PUD                  Primary        360
15772999         BEM00710115684         Denver                     CO           80233 Single Family        Primary        360
15773005         BEM00710115687         Calexio                    CA           92231 Single Family        Primary        360
15773039         BEM00710115719         Ivanhoe                    CA           93235 Single Family        Primary        360
15773047         BEM00710115727         Las Vegas                  NV           89101 Single Family        Primary        360
15773054         BEM00710139450         Silver Spring              MD           20906 Condominium          Primary        360
15773070         BEM0079973644          Rockville                  MD           20853 Single Family        Primary        360
15818701         BEM00890000            Fontana                    CA           92335 Single Family        Primary        360
15818727         BEM00890002            San Jose                   CA           95124 Single Family        Primary        360
15818735         BEM00890003            Los Angeles                CA           90047 Single Family        Primary        360
15818750         BEM00890007            Brandon                    FL           33511 PUD                  Primary        360
15818768         BEM00890008            Ormond Beach               FL           32174 Condominium          Primary        360
15818792         BEM00890012            Baltimore                  MD           21214 Single Family        Primary        360
15818800         BEM00890013            Baltimore                  MD           21239 Single Family        Primary        360
15818818         BEM00890014            Phoenix                    AZ           85042 Single Family        Primary        360
15818826         BEM00890015            Phoenix                    AZ           85035 Single Family        Primary        360
15818834         BEM00890017            Fresno                     CA           93706 Single Family        Primary        360
15818867         BEM00890020            Orlando                    FL           32807 Single Family        Primary        360
15818875         BEM00890022            San Jose                   CA           95116 Single Family        Primary        360
15818891         BEM00890024            Winter Park                FL           32792 Single Family        Primary        360
15818909         BEM00890025            Riviera Beach              FL           33404 Single Family        Primary        360
15818917         BEM00890027            Winter Springs             FL           32708 Single Family        Primary        360
15818925         BEM00890028            Sheridan                   CA           95681 Single Family        Primary        360
15818941         BEM00890030            Chicago                    IL           60619 Single Family        Primary        360
15818966         BEM00890032            Greensboro                 MD           21639 Single Family        Primary        360
15818974         BEM00890033            Orlando                    FL           32809 Single Family        Primary        360
15818990         BEM00890051            Bakersfield                CA           93313 Single Family        Primary        360
7904980          CAL020800064986        Travelers Rest             SC           29690 Manufactured         Primary        148
7906225          CAL020801002894        Burgaw                     NC           28425 Single Family        Primary        141
7911084          CAL020822001022        Amory                      MS           38821 Single Family        Primary        146
7911092          CAL020822001024        Aberdeen                   MS           39730 Single Family        Primary        151
11887015         CAL041782290           Lake Charles               LA           70601 Single Family        Primary        278
11879079         CAL041783721           Norwalk                    OH           44857 Single Family        Primary        180
11888468         CAL041809954           Toledo                     OH           43611 Single Family        Primary        278
10469694         CAL0443136843          Sumter                     SC           29150 Single Family        Primary        353
7804792          CAL046443987           Conneaut                   OH           44030 Single Family        Primary        360
12812384         CAL0503118668          Florence                   SC           29501 Single Family        Investor       120
8071771          CAL058322276           York                       PA           17404 Single Family        Primary        360
8071698          CAL058322452           Nashua                     NH            3062 Single Family        Primary        360
8075442          CAL0589595945          Bothell                    WA           98011 Modular              Primary        360
11681672         CAL0605190007689       Swansea                    SC           29160 Manufactured         Primary        142
8171944          CAL06210806966         Kenner                     LA           70065 Single Family        Primary        311
3472990          CAL0621917509          Holyoke                    MA            1040 Single Family        Primary        360
8161473          CAL0622000005625       Brooklyn                   NY           11213 2-4 Family           Primary        360
8164170          CAL0622000008041       Valley Stream              NY           11580 Single Family        Primary        360
8182339          CAL0622002302          Fayetteville               NC           28306 Single Family        Primary        360
8182354          CAL0622002328          Leland                     NC           28451 Manufactured         Investor       360
8172926          CAL0622002444          Statesville                NC           28677 Single Family        Investor       180
8172959          CAL0622002453          Hot Springs                AR           71901 Manufactured         Primary        360
3392941          CAL06223000644         Dodge City                 KS           67801 Single Family        Primary        156
8179111          CAL0622347763          El Paso                    TX           79924 Single Family        Primary        120
8109043          CAL0623029436          Twp Of Coolbaugh           PA           18344 Single Family        Primary        298
3133253          CAL0623133253          Indianapolis               IN           46205 Single Family        Primary        358
3112877          CAL0623499522          Kansas City                MO           64134 Single Family        Primary        360
8187155          CAL062363371           Las Vegas                  NV           89130 Single Family        Primary        360
8180317          CAL0623735784          Plainfield                 NJ            7060 Single Family        Primary        120
8187858          CAL062379217           Austell                    GA           30168 Single Family        Primary        360
8188013          CAL062380622           Orland                     CA           95963 Single Family        Primary        360
8189185          CAL062395844           New Iberia                 LA           70560 Single Family        Primary        180
5024047          CAL0624138             Alice                      TX           78332 Single Family        Primary        122
5024096          CAL0625834             Cleveland                  TN           37311 Single Family        Primary        180
5024385          CAL0625915             Thompson                   IA           50478 Single Family        Primary        104
5025010          CAL0626299             Hereford                   TX           79045 Single Family        Primary        237
5025028          CAL0626301             Hereford                   TX           79045 Single Family        Primary        176
5024781          CAL0626732             Grants                     NM           87020 Manufactured         Primary        337
5024344          CAL0626925             Richmond                   VA           23222 Single Family        Investor       357
8271868          CAL06271049746         Lantana                    FL           33462 Single Family        Primary        360
5024559          CAL0628087             Summerville                SC           29485 Single Family        Primary        240
5024435          CAL0628247             San Antonio                TX           78210 Single Family        Primary        360
5024484          CAL0628475             Mesa                       AZ           85208 Modular              Primary        180
8190498          CAL0628655268          Marrero                    LA           70072 Single Family        Primary        360
5025283          CAL0628660             Mccomb                     MS           39648 Single Family        Primary        120
5024906          CAL0628710             Harlingen                  TX           78550 Single Family        Primary        237
8215022          CAL0628857773          Dearborn                   MI           48216 Single Family        Primary        360
5025432          CAL0628999             Jacksonville               NC           28540 Single Family        Primary        356
5025523          CAL0629346             Pasadena                   TX           77506 Single Family        Investor       349
5026091          CAL0629781             Tulsa                      OK           74104 Single Family        Primary        240
5026372          CAL0629938             Running Springs            CA           92382 Single Family        Primary        360
7131808          CAL063103847112        Queensbury                 NY           12804 Single Family        Primary        254
8161549          CAL063109418           Sterling                   UT           84665 Single Family        Primary        360
8154429          CAL063114532           Cincinnati                 OH           45238 Condominium          Investor       360
8161556          CAL063115706           Marion                     OH           43302 Single Family        Primary        360
8154650          CAL063118752           Leslie                     MI           49251 Modular              Primary        360
8154684          CAL063119227           Denver                     CO           80221 Condominium          Investor       360
8154783          CAL063121081           St. Louis                  MO           63104 2-4 Family           Investor       360
8154890          CAL063123063           Jewett                     OH           43986 Single Family        Primary        289
8161788          CAL063125116           Columbus                   OH           43232 Single Family        Primary        346
8155111          CAL063126625           Elkview                    WV           25071 Manufactured         Primary        180
5018429          CAL0632401             Baytown                    TX           77520 Single Family        Primary        236
5018239          CAL0632403             Dickinson                  TX           77539 Single Family        Primary        355
5017991          CAL0632420             Ft Worth                   TX           76104 Single Family        Primary        346
5018072          CAL0632422             Ft Worth                   TX           76110 Single Family        Primary        358
5017975          CAL0632432             Ft Worth                   TX           76104 Single Family        Primary        346
5022967          CAL0632436             Dallas                     TX           75217 Single Family        Primary        173
5018304          CAL0632447             Dallas                     TX           75216 Single Family        Primary        354
5023007          CAL0632452             Dallas                     TX           75216 Single Family        Primary        357
5018437          CAL0632456             Lancaster                  TX           75134 Single Family        Primary        173
5022926          CAL0632457             Dallas                     TX           75215 Single Family        Primary        355
5018585          CAL0632468             Texas City                 TX           77590 Single Family        Primary        355
5018346          CAL0632599             Baytown                    TX           77520 Single Family        Primary        359
5018544          CAL0632602             Houston                    TX           77075 Single Family        Primary        355
5022710          CAL0632616             South Houston              TX           77587 Single Family        Primary        239
5022587          CAL0632984             Abilene                    TX           79603 Single Family        Primary        200
8158321          CAL0633001989          Philadelphia               PA           19135 Townhouse            Primary        346
8163099          CAL0633005311          Queens Village             NY           11427 Single Family        Primary        286
5022660          CAL0633577             Dayton                     OH           45403 Single Family        Investor       115
8163164          CAL0633796810          Daytona Beach              FL           32114 Single Family        Primary        347
8112880          CAL0633802469          Chester                    PA           19013 2-4 Family           Primary        348
8112948          CAL0633802691          Gloversvill                NY           12078 Single Family        Primary        357
8160095          CAL0633962883          Saint Petersburg           FL           33710 Single Family        Primary        360
5022603          CAL0634546             Baltimore                  MD           21231 2-4 Family           Investor       360
5023296          CAL0634566             Livingston                 TX           77351 Single Family        Primary         90
5021969          CAL0634840             Midland                    TX           79701 Single Family        Primary        176
8116154          CAL0635230102          Jacksonville               FL           32244 PUD                  Primary        314
5021944          CAL0635480             Birmingham                 AL           35235 Single Family        Primary        360
5023148          CAL0636144             Houston                    TX           77018 Single Family        Primary        180
8161010          CAL06362450390         Pueblo                     CO           81005 Single Family        Primary        360
5023684          CAL0636656             Montgomery                 AL           36105 Single Family        Primary        360
5023635          CAL0636660             Montgomery                 AL           36105 Single Family        Primary        360
8164683          CAL0637837801          Saint Louis                MO           63112 Single Family        Primary        360
8050999          CAL0638142018673       Plaquemine                 LA           70764 Single Family        Primary        338
8156168          CAL0638538308          Burney                     CA           96013 Single Family        Primary        360
8156366          CAL0638574543          Minneapolis                MN           55407 2-4 Family           Primary        360
8162109          CAL0638600967          Chicago                    IL           60628 2-4 Family           Primary        360
8162125          CAL0638609240          Monticello                 UT           84535 Manufactured         Primary        331
8156671          CAL0638623613          Houston                    TX           77033 Single Family        Primary        360
8156713          CAL0638632390          Missouri City              TX           77459 PUD                  Primary        360
8162232          CAL0638640633          Daly City                  CA           94015 Single Family        Primary        360
8162638          CAL0638717605          Birmingham                 AL           35211 Single Family        Primary        240
8162653          CAL0638740342          St Clair Shores            MI           48080 Single Family        Primary        360
8164808          CAL0639662650          Middleburg                 FL           32068 Single Family        Primary        360
8164857          CAL0639663762          Little Rock                AR           72206 Single Family        Primary        360
8165383          CAL0639672206          Corinth                    MS           38834 Single Family        Primary        360
8165680          CAL0639673725          Louisville                 KY           40291 Single Family        Primary        360
8166522          CAL0639678077          Jacksonville               FL           32254 Single Family        Primary        360
8166837          CAL0639680462          Pasadena                   TX           77503 Townhouse            Primary        360
8166936          CAL0639681477          Miramar                    FL           33023 Single Family        Primary        360
8167496          CAL0639701000891       Marysville                 WA           98271 Manufactured         Primary        357
12818639         CAL0653172376          Cleveland                  OH           44110 Single Family        Primary        278
12820387         CAL0653185121          Elkhart                    IN           46516 Single Family        Investor       278
12821054         CAL0653190139          Rocky Point                NC           28457 Manufactured         Primary        276
12845335         CAL0663319357          Portland                   OR           97236 Single Family        Primary        287
12851465         CAL0663348844          West Seneca                NY           14210 Single Family        Primary        277
12851960         CAL0663351681          Louisville                 KY           40211 Single Family        Primary        282
12855698         CAL0663371572          Austin                     TX           78744 Single Family        Primary        288
12857561         CAL0663379989          Lake City                  SC           29560 Single Family        Primary        277
12861696         CAL0663400470          Griffin                    GA           30223 Single Family        Primary        287
8046666          CAL067125209809        Milwaukee                  WI           53216 Single Family        Primary        360
8047367          CAL067126267905        Dublin                     GA           31021 Single Family        Primary        360
8076754          CAL0671347             Lockhart                   TX           78644 Single Family        Primary        360
8076861          CAL0671395             Tulsa                      OK           74110 Single Family        Primary        360
8076838          CAL0671425             Sealy                      TX           77474 Single Family        Primary        360
8140162          CAL0671507581          Syracuse                   NY           13206 Single Family        Primary        360
8122137          CAL0672000001087       Middletown                 NY           10940 Single Family        Primary        360
8141459          CAL0672014942          Dayton                     OH           45417 Single Family        Primary        292
8141814          CAL0672053148          Chatham                    VA           24531 Single Family        Primary        282
8142812          CAL0672180941          Fort Wayne                 IN           46815 Single Family        Primary        186
8142952          CAL0672207389          Cromwell                   IN           46732 Single Family        Primary        360
8106726          CAL0672367860          Bartlesville               OK           74006 Single Family        Primary        360
8146615          CAL0672433621          Delmar                     MD           21875 Single Family        Primary        180
8146714          CAL0672439040          Hanford                    CA           93230 Single Family        Primary        333
8148215          CAL0672537447          Elloree                    SC           29047 Modular              Primary        180
8150302          CAL0672581569          Houston                    TX           77028 Single Family        Primary        180
8150427          CAL0672587830          Detroit                    MI           48214 Single Family        Primary        360
5019096          CAL0672704             Warrenton                  NC           27589 Single Family        Investor       240
8107120          CAL0672907947          Starkville                 MS           39759 Single Family        Primary        180
8107435          CAL0672947166          Buffalo                    NY           14215 Single Family        Primary        289
5018932          CAL0672948             Odessa                     TX           79762 Single Family        Primary        211
8107476          CAL0672950368          Collingdale                PA           19023 Townhouse            Primary        352
7161011          CAL0673212719          Memphis                    TN           38115 Single Family        Primary        360
8109324          CAL0673229531          Milford                    CT            6460 Single Family        Primary        360
8095606          CAL0673253895          Cincinnati                 OH           45211 Single Family        Primary        180
5018734          CAL0673303             Whitesboro                 NY           13492 Single Family        Primary        356
5022231          CAL0673434             Midland                    TX           79703 Single Family        Primary        180
8110439          CAL0673610409          Eddington                  ME            4428 Modular              Primary        360
8111452          CAL0673754330          Marion                     IN           46953 Single Family        Primary        360
8112484          CAL0673794641          Tampa                      FL           33618 Single Family        Primary        351
8114357          CAL0673934783          Payette                    ID           83661 Single Family        Primary        283
8128316          CAL0673963436          Chipley                    FL           32428 Single Family        Primary        318
8114910          CAL0673970225          Evanston                   IL           60201 Single Family        Primary        332
8129074          CAL0673991007          Elizabeth Town             KY           42701 Single Family        Primary        330
8057952          CAL0677001533368       Columbus                   OH           43206 Single Family        Primary        314
8062952          CAL0677002081250       Northport                  AL           35473 Single Family        Primary        331
8100729          CAL0677694792          Roswell                    GA           30076 Single Family        Primary        360
3197209          CAL0678001936          Whiteville                 NC           28472 Manufactured         Primary        338
8096422          CAL06781019764         Baltimore                  MD           21218 Single Family        Primary        334
8121469          CAL0678228074          Natchez                    MS           39120 Single Family        Primary        326
7139298          CAL0678425001180       Lancaster                  NY           14086 Single Family        Primary        344
8121717          CAL0678511941          Fremont                    NE           68025 Single Family        Primary        360
8121725          CAL0678513129          Buffalo                    NY           14207 Single Family        Primary        360
8053910          CAL0678785119176       Cornersville               IN           47331 Manufactured         Primary        353
8054165          CAL0678790024866       Philadelphia               PA           19136 Townhouse            Primary        348
8054751          CAL0678790065083       Louisville                 KY           40211 Single Family        Primary        355
8097271          CAL0679511407          Caldwell                   TX           77836 Single Family        Primary        360
8101255          CAL0679577416          Slidell                    LA           70458 Single Family        Primary        360
8092652          CAL0679580549          Ft Lauderdale              FL           33313 2-4 Family           Primary        326
8119455          CAL0679582185          Starkville                 MS           39759 Single Family        Primary        360
8101339          CAL0679584943          Federal Way                WA           98003 Single Family        Primary        360
8097792          CAL0679587470          Huntington                 WV           25702 Single Family        Primary        360
8097842          CAL0679588620          Cincinnati                 OH           45220 Single Family        Primary        360
8152738          CAL0679595872          Baton Rouge                LA           70812 Single Family        Primary        360
8095044          CAL0679596380          Phoenix                    AZ           85009 Single Family        Primary        360
8150906          CAL0679596615          Florence                   SC           29501 Single Family        Primary        349
8098188          CAL0679598065          Silver Spring              MD           20901 Townhouse            Investor       360
8092694          CAL0679605056          Warren                     OH           44483 Single Family        Primary        345
8098626          CAL0679606971          Gary                       IN           46408 Single Family        Investor       360
8151045          CAL0679607463          Detroit                    MI           48234 Single Family        Primary        360
8151052          CAL0679607773          Fairfield                  OH           45014 Condominium          Primary        360
8099012          CAL0679610251          Detroit                    MI           48204 Single Family        Primary        360
8099046          CAL0679610618          Dearborn                   MI           48126 Townhouse            Investor       360
8099145          CAL0679611428          Laie                       HI           96762 Single Family        Primary        360
8099152          CAL0679611819          Whitehouse                 TX           75791 Single Family        Primary        360
8119539          CAL0679612203          Austin                     TX           78719 Manufactured         Primary        180
8151128          CAL0679612793          Carson                     CA           90746 Single Family        Primary        180
8099483          CAL0679615741          Chicago                    IL           60619 2-4 Family           Primary        360
8099491          CAL0679615865          Rochester                  NY           14611 Single Family        Investor       360
8099657          CAL0679616926          Jacksonville               FL           32204 Single Family        Primary        360
8151367          CAL0679620990          Mountain View              HI           96771 Single Family        Primary        360
8100117          CAL0679625380          Laurel                     MS           39443 Single Family        Primary        360
8100224          CAL0679627502          Corpus Christi             TX           78411 Single Family        Investor       360
8100240          CAL0679628207          Fort Lauderdale            FL           33334 2-4 Family           Investor       360
8100273          CAL0679628649          Gainesville                FL           32641 Single Family        Primary        360
8120362          CAL0679628924          Bryan                      TX           77801 Single Family        Primary        360
8151672          CAL0679630686          Fort Worth                 TX           76112 Single Family        Primary        339
8151797          CAL0679632611          Holiday                    FL           34690 Single Family        Primary        360
8151821          CAL0679633138          Smyrna                     GA           30080 Single Family        Primary        360
8100554          CAL0679637273          High Point                 NC           27260 2-4 Family           Investor       360
8152068          CAL0679638938          Lapel                      IN           46051 2-4 Family           Primary        360
8152084          CAL0679639217          Milwaukee                  WI           53220 Single Family        Primary        360
8095218          CAL0679709983          Honolulu                   HI           96817 2-4 Family           Investor       360
8153017          CAL0679717552          Twin Falls                 ID           83301 Single Family        Primary        180
8101859          CAL0679726349          Burbank                    CA           91504 Single Family        Primary        360
8123150          CAL0679900029654       Cambria Heights            NY           11411 Single Family        Primary        360
8124059          CAL0679900035438       Stuart                     FL           34997 Single Family        Primary        360
8124125          CAL0679900036154       Laurelton                  NY           11413 2-4 Family           Primary        360
8124398          CAL0679900037392       Freeport                   NY           11520 Single Family        Primary        360
8124687          CAL0679900038606       Brooklyn                   NY           11203 Single Family        Primary        360
8125015          CAL0679900040628       Jacksonville               FL           32277 Single Family        Primary        360
5017611          CAL06799000955         Midland                    TX           79705 Single Family        Primary        204
5018759          CAL0679910281435       Plainview                  TX           79072 Single Family        Primary        216
5027750          CAL06810312            Portsmouth                 VA           23704 Single Family        Primary        327
5026976          CAL06810391            Utica                      NY           13501 2-4 Family           Primary        360
5026844          CAL06810422            Anchor Point               AK           99656 Single Family        Primary        329
5027107          CAL06810506            Mineola                    TX           75773 Single Family        Primary        166
5026711          CAL06810749            Monroe                     NY           10950 Single Family        Primary        343
5027867          CAL06810967            San Antonio                TX           78216 Single Family        Primary        358
5027552          CAL06811288            Brownwood                  TX           76801 Single Family        Investor       180
5027685          CAL06811517            Kannapolis                 NC           28081 Single Family        Primary        211
5027602          CAL06811646            San Saba                   TX           76877 Single Family        Primary        180
5027644          CAL06811726            Lubbock                    TX           79407 Single Family        Primary         83
8297152          CAL0681506633          Yorba Linda                CA           92686 Single Family        Primary        360
8283285          CAL0681760120          Washington                 DC           20002 Townhouse            Primary        180
8283442          CAL0681880103          Mckeesport                 PA           15133 Single Family        Primary        360
8283970          CAL0682002590          Elm City                   NC           27822 Single Family        Primary        360
8284341          CAL0682002641          Evansville                 IN           47710 2-4 Family           Investor       360
8284366          CAL0682002690          San Juan                   TX           78589 Single Family        Primary        360
8284200          CAL0682002777          Colona                     IL           61241 Single Family        Primary        299
8300949          CAL0682002865          Harvey                     IL           60425 Single Family        Primary        336
8300865          CAL0682002903          Rocky Mount                NC           27801 Single Family        Primary        360
8291460          CAL0682149177          Convent                    LA           70723 Single Family        Primary        350
7146665          CAL068242341           Naperville                 IL           60565 Single Family        Primary        360
8108789          CAL0682995991          Baytown                    TX           77521 Single Family        Primary        360
3161601          CAL0683161601          Jackson Twsp               PA           16936 Single Family        Primary        360
3168960          CAL0683168960          Hartford                   CT            6114 Single Family        Primary        304
8286544          CAL068331057           Lake Charels               LA           70605 Single Family        Primary        360
8286676          CAL068377728           Philadephia                PA           19129 Townhouse            Primary        360
8286833          CAL068386451           Boulder City               NV           89005 Single Family        Primary        360
8286890          CAL068389555           Los Angeles                CA           90037 Single Family        Primary        360
8287104          CAL068393015           Detroit                    MI           48224 Single Family        Primary        360
8287120          CAL068393353           Lancing                    TN           37770 Manufactured         Primary        180
8288029          CAL068397404           Missouri City              TX           77053 PUD                  Primary        180
8287484          CAL068400834           Highland Springs           VA           23075 Townhouse            Primary        360
8288086          CAL068402357           Waco                       TX           76705 Manufactured         Primary        360
8287625          CAL068407149           Town Creek                 AL           35672 Single Family        Primary        360
8288250          CAL068412002           Detroit                    MI           48228 Single Family        Primary        360
8288292          CAL068412916           Hereford                   TX           79045 Single Family        Primary        120
8287831          CAL068413706           Austin                     TX           78734 Single Family        Primary        360
8288334          CAL068414150           Joplin                     MO           64804 Single Family        Investor       240
8288557          CAL068419068           Greenleaf                  ID           83626 Manufactured         Primary        180
8288656          CAL068419934           Detroit                    MI           48234 Single Family        Investor       360
8288672          CAL068420365           Indianapolis               IN           46201 Single Family        Investor       360
8288839          CAL068422285           Bonham                     TX           75418 Single Family        Primary        360
8288847          CAL068422294           Saint Louis                MO           63114 Single Family        Primary        360
8288912          CAL068423123           Fort Worth                 TX           76119 Single Family        Primary        240
8288987          CAL068423884           Fort Pierce                FL           34947 Single Family        Investor       360
8289308          CAL068428530           Chicago                    IL           60647 2-4 Family           Investor       180
8289480          CAL068431486           Richfield                  MN           55423 Single Family        Primary        360
8176562          CAL068445              Cullman                    AL           35057 Manufactured         Primary        312
5026281          CAL0686848             Dimmitt                    TX           79027 Single Family        Primary        177
5026299          CAL0687050             Odessa                     TX           79762 Single Family        Primary        122
8286338          CAL06871228605         Selma                      AL           36701 Single Family        Primary        180
8279739          CAL0687895143          Saint Louis                MO           63115 Single Family        Primary        360
8279788          CAL0687919239          Tonawanda                  NY           14150 Single Family        Primary        360
8279846          CAL0687929544          Rock Hill                  SC           29730 Single Family        Primary        360
8280018          CAL0687950519          Lewis                      IA           51544 Single Family        Primary        360
8280117          CAL0687959761          Mount Pleasant             PA           15666 Single Family        Primary        360
8300360          CAL0687960093          Raleigh                    NC           27601 Single Family        Primary        360
8299992          CAL0687983883          Midlothian                 TX           76065 Single Family        Primary        360
8297186          CAL0687985703          Wilkinsburg                PA           15221 Single Family        Primary        360
8299265          CAL0687989784          Pasadena                   TX           77502 Single Family        Primary        180
8299356          CAL0687991258          Houston                    TX           77047 Single Family        Primary        324
8297475          CAL0688009643          Mooresville                NC           28115 Single Family        Primary        360
8297004          CAL0688032831          Grand Prairie              TX           75051 Single Family        Primary        360
8296873          CAL0688040605          Saginaw                    MI           48601 Single Family        Primary        360
8296790          CAL0688047499          Silvis                     IL           61282 Single Family        Primary        360
8286478          CAL06880475411         Houston                    TX           77035 Single Family        Primary        360
8299075          CAL0688052344          Sunrise                    FL           33313 Single Family        Primary        360
8294308          CAL06881456            Winter Haven               FL           33880 Single Family        Primary        360
8294381          CAL06885130            Dawsonville                GA           30534 Manufactured         Primary        360
8294399          CAL06887121            Mclean                     TX           79057 Single Family        Primary        360
8282287          CAL0688868283          Shelby                     MS           38774 Single Family        Primary        360
5026919          CAL0689602             Youngstown                 OH           44502 Single Family        Primary        335
8280380          CAL0689802460          Sugarland                  TX           77478 PUD                  Primary        360
8280414          CAL0689811257          Del Rio                    TX           78840 Single Family        Investor       360
8280687          CAL0689819614          Milwaukee                  WI           53221 Single Family        Primary        360
8280828          CAL0689820698          Gainesville                FL           32609 Single Family        Primary        307
8281123          CAL0689824022          Memphis                    TN           38115 Single Family        Primary        360
8281180          CAL0689824634          South Windsor              CT            6074 Single Family        Primary        360
8281545          CAL0689828419          Anderson                   SC           29621 Single Family        Primary        360
8281834          CAL0689830537          Detroit                    MI           48235 Single Family        Primary        360
8281933          CAL0689831495          Windham                    OH           44288 Single Family        Primary        360
8281958          CAL0689831592          Kansas City                MO           64125 Single Family        Primary        360
8282121          CAL0689832645          Stanley                    NC           28164 Single Family        Primary        360
8296907          CAL0689845399          Binghamton                 NY           13904 Single Family        Primary        360
8298754          CAL0689846018          Round Mountain             TX           78663 Single Family        Primary        360
8298481          CAL0689854495          Detroit                    MI           48206 Single Family        Primary        360
8297996          CAL0689857036          Miami                      FL           33178 PUD                  Primary        360
8300402          CAL0689857257          Ewa Beach                  HI           96706 PUD                  Primary        360
8300451          CAL0689859187          Sebring                    OH           44672 Single Family        Primary        360
8297590          CAL0689859225          Columbus                   OH           43203 Single Family        Investor       360
8300303          CAL0689861920          Alexandria                 VA           22314 PUD                  Primary        360
8299596          CAL0689863435          Springfield                MO           65803 Single Family        Primary        360
15669328         CIG0809500864377       Fresno                     CA           93706 Single Family        Investor       360
15669484         CIG0809500885158       Port Saint Lucie           FL           34953 Single Family        Primary        360
15669930         CIG0809500934915       Jacksonville               FL           32207 Single Family        Primary        360
15670110         CIG0809500957452       Goldsboro                  NC           27534 Single Family        Primary        360
15670458         CIG0809500996872       Hurst                      TX           76053 Single Family        Primary        360
15825938         CIG0819500929550       LAS VEGAS                  NV           89120 Single Family        Primary        360
15825946         CIG0819500932711       CEDAR CREEK                TX           78612 Single Family        Primary        360
15825953         CIG0819500937595       NASHVILLE                  TN           37211 Single Family        Primary        360
15825987         CIG0819500945861       NORTH HIGHLANDS            CA           95660 Single Family        Primary        360
15825995         CIG0819500947982       SAINT PETERSBURG           FL           33713 Single Family        Primary        360
15826001         CIG0819500955928       STOCKTON                   CA           95205 Single Family        Primary        360
15826019         CIG0819500956702       EL PASO                    TX           79936 Single Family        Primary        360
15826027         CIG0819500957635       COMMERCE CITY              CO           80222 Single Family        Primary        360
15826035         CIG0819500957940       LIVERMORE                  KY           42352 Single Family        Primary        360
15826043         CIG0819500959433       PHARR                      TX           78577 Single Family        Primary        360
15826050         CIG0819500960001       ST PETERSBURG              FL           33712 Single Family        Primary        360
15826068         CIG0819500961124       MIAMI                      FL           33129 Single Family        Primary        360
15826076         CIG0819500962510       HOUSTON                    TX           77089 Single Family        Primary        360
15826084         CIG0819500964193       RALEIGH                    NC           27610 Single Family        Investor       360
15826092         CIG0819500980538       HUNTINGTON BEACH           CA           92647 Single Family        Primary        360
15826100         CIG0819500981064       OXNARD                     CA           93033 Single Family        Primary        360
15826118         CIG0819500983912       LEES SUMMIT                MO           64086 PUD                  Primary        360
15826126         CIG0819500984316       IONE                       CA           95640 Single Family        Primary        360
15826134         CIG0819500984423       FREEPORT                   NY           11520 Single Family        Primary        360
15826142         CIG0819500987426       LITTLETON                  CO           80123 Single Family        Primary        360
15826159         CIG0819500987483       ROUND ROCK                 TX           78681 Single Family        Primary        360
15826175         CIG0819500990917       VALENCIA                   CA           91355 Condominium          Primary        360
15826183         CIG0819500992350       BALDWIN PARK               CA           91706 Condominium          Primary        360
15826191         CIG0819500992434       ESTES PARK                 CO           80517 Single Family        Primary        360
15826209         CIG0819500994174       LAWRENCE                   KS           66046 Single Family        Primary        360
15826217         CIG0819500994448       VICTORVILLE                CA           92392 Single Family        Primary        360
15826233         CIG0819500996294       PHILADELPHIA               PA           19120 Single Family        Primary        360
15826241         CIG0819500997557       LOMPOC                     CA           93436 Single Family        Primary        360
15826258         CIG0819500997656       ELYSBURG                   PA           17824 Single Family        Primary        360
15826266         CIG0819501000484       PISCATAWAY                 NJ            8854 Single Family        Primary        360
15826274         CIG0819501000914       ANDERSON                   IN           46012 Single Family        Primary        360
15826282         CIG0819501003041       MISSION                    TX           78574 Single Family        Primary        360
15826290         CIG0819501003264       COLTON                     CA           92324 Single Family        Primary        360
15826308         CIG0819501004312       ORLANDO                    FL           32824 PUD                  Primary        360
15826316         CIG0819501005392       BOYNTON BEACH              FL           33426 Single Family        Primary        360
15826324         CIG0819501011226       BERKELEY                   IL           60163 Single Family        Primary        360
15826332         CIG0819501012893       SAN ANTONIO                TX           78209 Single Family        Primary        360
15826340         CIG0819501015433       HIALEAH                    FL           33016 Single Family        Primary        360
15826365         CIG0819501018163       SAN JUAN                   TX           78589 Single Family        Primary        360
15826381         CIG0819501018601       SAINT LOUIS                MO           63116 2-4 Family           Primary        360
15826399         CIG0819501019740       DOUGLASVILLE               GA           30135 PUD                  Investor       360
15826407         CIG0819501019930       LUFKIN                     TX           75901 Single Family        Primary        360
15826415         CIG0819501022330       PHOENIX                    AZ           85053 Single Family        Primary        360
15826456         CIG0819501024583       WILLOW GROVE               PA           19090 Single Family        Primary        360
15826464         CIG0819501024609       JACKSONVILLE               NC           28540 Single Family        Primary        360
15826472         CIG0819501025069       DANDRIDGE                  TN           37725 Single Family        Primary        360
15826480         CIG0819501025150       BALTIMORE                  MD           21218 Single Family        Primary        360
15826506         CIG0819501025382       CLINTON                    MD           20735 PUD                  Primary        360
15826514         CIG0819501025960       SIMI VALLEY                CA           93065 Single Family        Primary        360
15826522         CIG0819501026042       HOUSTON                    TX           77083 PUD                  Primary        360
15826530         CIG0819501026109       LOUISVILLE                 KY           40272 Single Family        Primary        360
15826548         CIG0819501026570       LANCASTER                  CA           93536 Single Family        Primary        360
15826555         CIG0819501026984       MIAMI                      FL           33196 Condominium          Primary        360
15826563         CIG0819501027479       MIAMI                      FL           33142 Single Family        Primary        360
15826571         CIG0819501027883       HOLIDAY                    FL           34691 Single Family        Primary        360
15826589         CIG0819501028014       TURTLE CREEK               PA           15145 2-4 Family           Primary        360
15826605         CIG0819501028790       MURRAY                     UT           84107 Single Family        Primary        360
15826621         CIG0819501029194       CASTLE ROCK                CO           80109 PUD                  Primary        360
15826639         CIG0819501029202       CYPRESS                    TX           77429 PUD                  Primary        360
15826654         CIG0819501030598       ARLINGTON                  TX           76014 PUD                  Primary        360
15826662         CIG0819501030879       WESLEY CHAPEL              FL           33544 2-4 Family           Primary        360
15826670         CIG0819501030929       PROSPECT                   KY           40059 Single Family        Primary        360
15826688         CIG0819501031398       SANTA FE SPRINGS           CA           90670 PUD                  Primary        360
15826696         CIG0819501031430       LAS VEGAS                  NV           89113 Condominium          Investor       360
15826704         CIG0819501031570       CHARLOTTESVILLE            VA           22903 Single Family        Primary        360
15826712         CIG0819501031711       SARASOTA                   FL           34240 Single Family        Primary        360
15826720         CIG0819501032305       LUTZ                       FL           33559 PUD                  Primary        360
15826738         CIG0819501032578       AUSTIN                     TX           78748 PUD                  Primary        360
15826746         CIG0819501032651       WESTLAKE                   LA           70669 Single Family        Primary        360
15826753         CIG0819501032792       NORTH LAUDERDALE           FL           33068 PUD                  Primary        360
15826761         CIG0819501032909       LOMA                       CO           81524 Single Family        Primary        360
15826779         CIG0819501033618       THORNTON                   CO           80233 Single Family        Primary        360
15826787         CIG0819501034053       MIAMI                      FL           33144 Single Family        Primary        360
15826795         CIG0819501034608       JAMESTOWN                  KY           42629 Single Family        Primary        360
15826829         CIG0819501035456       PHILADELPHIA               PA           19139 2-4 Family           Investor       360
15826837         CIG0819501035928       GLENDALE                   AZ           85310 PUD                  Primary        360
15826845         CIG0819501036124       LITTLESTOWN                PA           17340 2-4 Family           Primary        360
15826852         CIG0819501037148       HOMESTEAD                  FL           33033 Single Family        Primary        360
15826860         CIG0819501037296       SACHSE                     TX           75098 PUD                  Primary        360
15826886         CIG0819501037643       CHICAGO                    IL           60629 2-4 Family           Investor       360
15826902         CIG0819501038245       HERNDON                    VA           20170 Single Family        Primary        360
15831324         CIG0829500891933       MARION                     OH           43302 Single Family        Primary        360
15831357         CIG0829500906863       SAN ANTONIO                TX           78223 Single Family        Primary        360
15831365         CIG0829500907440       WAPATO                     WA           98951 Single Family        Primary        360
15831373         CIG0829500908919       MT. JACKSON                VA           22842 Single Family        Primary        360
15831381         CIG0829500910048       DETROIT                    MI           48227 2-4 Family           Primary        360
15831415         CIG0829500910840       TOMAHAWK                   KY           41262 Single Family        Primary        240
15831449         CIG0829500913653       DETROIT                    MI           48206 2-4 Family           Investor       360
15831456         CIG0829500913851       JENKINS                    KY           41537 Single Family        Primary        180
15831464         CIG0829500914909       JACKSONVILLE               FL           32244 Single Family        Primary        360
15831472         CIG0829500915062       HAMMOND                    IN           46323 Single Family        Primary        360
15831480         CIG0829500915658       LAWRENCEBURG               IN           47025 Single Family        Primary        360
15831498         CIG0829500915914       BELLE VERNON               PA           15012 Single Family        Primary        360
15831514         CIG0829500916151       WINTERVILLE                NC           28590 Single Family        Primary        360
15831522         CIG0829500917282       DOVER                      OH           44622 Single Family        Primary        360
15831548         CIG0829500919080       WESLACO                    TX           78596 Single Family        Primary        360
15831555         CIG0829500919296       SOMERSET                   KY           42503 Single Family        Primary        360
15831589         CIG0829500921177       CANTON                     TX           75103 Single Family        Secondary      360
15831605         CIG0829500922282       APOPKA                     FL           32703 Single Family        Primary        360
15831613         CIG0829500923280       PFLUGERVILLE               TX           78660 Single Family        Primary        360
15831621         CIG0829500923454       EOLIA                      KY           40826 Single Family        Primary        240
15831654         CIG0829500923678       COAL CENTER                PA           15423 Single Family        Primary        360
15831670         CIG0829500926069       BROOKLYN                   NY           11207 2-4 Family           Primary        360
15831696         CIG0829500927752       DALLAS                     TX           75211 Single Family        Primary        360
15831704         CIG0829500928610       KANSAS CITY                MO           64118 Condominium          Primary        360
15831712         CIG0829500928636       LAS VEGAS                  NV           89145 Single Family        Primary        360
15831720         CIG0829500929725       LAGO VISTA                 TX           78645 PUD                  Primary        360
15831746         CIG0829500932166       EVANSVILLE                 IN           47714 Single Family        Primary        360
15831761         CIG0829500934287       AUSTIN                     TX           78739 Single Family        Primary        360
15831787         CIG0829500935151       PULASKI                    PA           16143 Single Family        Primary        120
15831795         CIG0829500935219       PHILADELPHIA               PA           19128 2-4 Family           Investor       360
15831803         CIG0829500936167       DALLAS                     TX           75235 Single Family        Primary        360
15831811         CIG0829500937744       DEER PARK                  TX           77536 Single Family        Primary        360
15831829         CIG0829500937884       ARVADA                     CO           80004 Condominium          Primary        360
15831845         CIG0829500938924       CLEVELAND                  OH           44102 Single Family        Investor       360
15831860         CIG0829500939559       NEW CASTLE                 PA           16105 Single Family        Primary        360
15831878         CIG0829500939625       BAKERSFIELD                CA           93308 Single Family        Primary        360
15831886         CIG0829500940342       WILMORE                    KY           40390 Single Family        Primary        360
15831902         CIG0829500941886       GREENSBURG                 PA           15601 2-4 Family           Investor       360
15831936         CIG0829500943882       AUSTIN                     TX           78739 PUD                  Primary        360
15831944         CIG0829500945671       EASTON                     PA           18040 Single Family        Primary        360
15831951         CIG0829500946257       CORBIN                     KY           40701 Single Family        Primary        180
15831969         CIG0829500947701       KNOXVILLE                  TN           37931 Single Family        Primary        180
15831977         CIG0829500947727       FLORAHOME                  FL           32140 Single Family        Primary        360
15831993         CIG0829500948097       KINGSLAND                  TX           78639 Single Family        Primary        360
15832009         CIG0829500948642       MISSION                    TX           78572 Single Family        Primary        180
15832017         CIG0829500948980       PALMDALE                   CA           93550 Single Family        Primary        360
15832025         CIG0829500949939       PUT IN BAY                 OH           43456 Single Family        Secondary      360
15832033         CIG0829500950192       LITTLETON                  CO           80123 Condominium          Primary        360
15832058         CIG0829500950796       BROOKLYN                   NY           11220 2-4 Family           Primary        360
15832074         CIG0829500950978       STATEN ISLAND              NY           10314 Condominium          Investor       360
15832082         CIG0829500951927       HENDERSON                  NV           89012 Single Family        Primary        360
15832124         CIG0829500953907       VICTORIA                   TX           77905 Single Family        Primary        180
15832132         CIG0829500954012       NASHVILLE                  IL           62263 Single Family        Primary        360
15832140         CIG0829500954541       SAN ANTONIO                TX           78244 Single Family        Primary        180
15832157         CIG0829500954608       MIAMI                      FL           33168 2-4 Family           Primary        360
15832165         CIG0829500954921       LIVE OAK                   TX           78233 Single Family        Primary        360
15832173         CIG0829500955316       BUNA                       TX           77612 Single Family        Primary        360
15832199         CIG0829500956397       NEW PALTZ                  NY           12561 PUD                  Primary        360
15832207         CIG0829500956892       WINCHESTER                 KY           40391 Single Family        Primary        360
15832215         CIG0829500957221       PLANT CITY                 FL           33563 Single Family        Primary        300
15832223         CIG0829500957429       PFLUGERVILLE               TX           78660 Single Family        Primary        360
15832231         CIG0829500957460       MIAMI                      FL           33196 Single Family        Primary        360
15832249         CIG0829500958229       LABELLE                    FL           33935 Single Family        Primary        360
15832256         CIG0829500958252       HOLLAND                    TX           76534 Single Family        Primary        360
15832264         CIG0829500958708       LA HABRA                   CA           90631 Single Family        Primary        360
15832298         CIG0829500960316       COLD SPRING                KY           41076 Single Family        Primary        360
15832306         CIG0829500960597       FORT WORTH                 TX           76116 Single Family        Primary        360
15832322         CIG0829500961090       DUBLIN                     TX           76446 Single Family        Primary        360
15832348         CIG0829500962205       MANSFIELD                  OH           44907 Single Family        Primary        360
15832371         CIG0829500980892       SCOTTSDALE                 AZ           85254 Single Family        Primary        360
15832389         CIG0829500981189       MCALLEN                    TX           78501 Single Family        Primary        120
15832397         CIG0829500981247       VIRGINIA BEACH             VA           23452 Single Family        Primary        360
15832405         CIG0829500982385       UTICA                      KY           42376 Single Family        Primary        360
15832413         CIG0829500983276       OCEAN SHORES               WA           98569 Single Family        Primary        360
15832421         CIG0829500983607       DESOTO                     TX           75115 PUD                  Primary        360
15832447         CIG0829500983896       WAYNESBORO                 PA           17268 2-4 Family           Primary        240
15832470         CIG0829500985453       MOUNT STERLING             KY           40353 Single Family        Primary        240
15832496         CIG0829500986584       TERRE HAUTE                IN           47802 PUD                  Primary        360
15832504         CIG0829500988317       EAGLE PASS                 TX           78852 Single Family        Primary        360
15832538         CIG0829500988564       GREENVILLE                 KY           42345 Single Family        Primary        180
15832546         CIG0829500988697       SAINT LOUIS                MO           63103 Single Family        Primary        360
15832553         CIG0829500990560       SPRING                     TX           77388 Single Family        Primary        360
15832561         CIG0829500991675       COLORA                     MD           21917 Single Family        Primary        360
15832587         CIG0829500992384       FORT WORTH                 TX           76179 PUD                  Investor       180
15832595         CIG0829500992483       CLARKSBURG                 PA           15725 Single Family        Primary        360
15832603         CIG0829500993739       BAKERSFIELD                CA           93307 Single Family        Primary        360
15832611         CIG0829500995999       WINDSOR                    PA           17366 Single Family        Primary        360
15832629         CIG0829500996005       MIAMI                      FL           33132 Condominium          Primary        360
15832637         CIG0829500996179       ORLANDO                    FL           32837 Single Family        Primary        360
15832652         CIG0829500996989       GRETNA                     LA           70056 Single Family        Primary        360
15832678         CIG0829500998621       ALIQUIPPA                  PA           15001 Single Family        Primary        360
15832694         CIG0829500999678       WILMINGTON                 NC           28411 PUD                  Primary        360
15832702         CIG0829500999835       LAKE CHARLES               LA           70605 Single Family        Primary        360
15832710         CIG0829500999892       LAS VEGAS                  NV           89123 Single Family        Primary        360
15832728         CIG0829500999926       MIAMI                      FL           33138 Condominium          Primary        360
15832744         CIG0829501000096       GRAND JUNCTION             CO           81504 Single Family        Primary        360
15832751         CIG0829501001169       DAUPHIN                    PA           17018 Single Family        Primary        360
15832769         CIG0829501001425       LAKE WORTH                 FL           33462 Single Family        Primary        360
15832785         CIG0829501002878       CORPUS CHRISTI             TX           78410 Single Family        Investor       180
15832793         CIG0829501004445       HEMPSTEAD                  NY           11550 Condominium          Primary        360
15832819         CIG0829501005038       JUSTIN                     TX           76247 Single Family        Primary        360
15832827         CIG0829501006358       GARLAND                    TX           75040 Single Family        Primary        180
15832835         CIG0829501008370       SPRING                     TX           77381 PUD                  Investor       180
15832843         CIG0829501008495       PFLUGERVILLE               TX           78660 Single Family        Primary        360
15832850         CIG0829501009139       DELAND                     FL           32724 Single Family        Primary        360
15832876         CIG0829501009584       RIO HONDO                  TX           78583 Single Family        Primary        360
15832892         CIG0829501010764       TOMBALL                    TX           77375 Single Family        Primary        360
15832900         CIG0829501010830       EDMOND                     OK           73013 Single Family        Primary        360
15832918         CIG0829501011069       VENICE                     FL           34293 Single Family        Primary        360
15832934         CIG0829501011911       AUSTIN                     TX           78758 Single Family        Primary        360
15832975         CIG0829501012885       DALLAS                     TX           75252 PUD                  Primary        360
15832983         CIG0829501013008       LA PUENTE                  CA           91744 Single Family        Primary        360
15832991         CIG0829501013156       HOUSTON                    TX           77072 Single Family        Investor       360
15833015         CIG0829501014014       ELIZABETH                  CO           80107 Single Family        Primary        360
15833056         CIG0829501016654       MYRTLE BEACH               SC           29588 PUD                  Primary        360
15833064         CIG0829501016894       GALVESTON                  TX           77550 Single Family        Primary        360
15833072         CIG0829501017355       LONDON                     KY           40741 Single Family        Primary        360
15833098         CIG0829501018973       KENBRIDGE                  VA           23944 Single Family        Primary        360
15833106         CIG0829501018981       EASLEY                     SC           29642 Single Family        Primary        360
15833114         CIG0829501020466       WELLS                      NV           89835 Single Family        Primary        360
15833122         CIG0829501020680       LAKELAND                   FL           33811 Single Family        Primary        360
15833130         CIG0829501022140       CINCINNATI                 OH           45239 Single Family        Primary        180
15833171         CIG0829501024195       RAVENEL                    SC           29470 Single Family        Primary        360
15833197         CIG0829501024773       HARLINGEN                  TX           78550 Single Family        Primary        360
15833205         CIG0829501025200       COLUMBIA                   MO           65201 Single Family        Primary        360
15833213         CIG0829501025218       SAN ANTONIO                TX           78249 Condominium          Investor       360
15833221         CIG0829501025994       HEDGESVILLE                WV           25427 Single Family        Primary        360
15833239         CIG0829501027206       IONIA                      MI           48846 Single Family        Primary        360
15833247         CIG0829501028519       IRVING                     TX           75060 Single Family        Primary        180
15833254         CIG0829501029368       WARREN                     MI           48091 Single Family        Primary        360
15833262         CIG0829501029905       SAN ANTONIO                TX           78213 Single Family        Primary        180
15833270         CIG0829501030739       RICHARDSON                 TX           75081 Single Family        Primary        180
15833288         CIG0829501031141       LOXAHATCHEE                FL           33470 Single Family        Primary        360
15833304         CIG0829501031232       ELKO                       NV           89801 Single Family        Primary        360
15833312         CIG0829501033626       HOLLY LAKE RANCH           TX           75765 Single Family        Primary        360
15833346         CIG0829501039144       PEMBROKE PINES             FL           33025 Single Family        Primary        360
15578677         ECR074285621           Stockton                   CA           95205 Single Family        Primary        360
15585185         ECR074300344           Santa Ana                  CA           92707 Single Family        Primary        360
15585631         ECR0745000020532       Pomona                     CA           91767 Single Family        Primary        360
15662109         ECR076257118           Virginia Beach             VA           23453 Single Family        Primary        360
15662125         ECR076264080           Canyon Country             CA           91387 Condominium          Primary        360
15643729         ECR076274172           Lithonia                   GA           30058 Single Family        Primary        360
15643760         ECR076275799           Chicago                    IL           60622 2-4 Family           Primary        360
15662208         ECR076279829           Chicago                    IL           60638 Single Family        Primary        360
15644347         ECR076283815           Shelby Township            MI           48317 Single Family        Primary        360
15644545         ECR076285357           Moyock                     NC           27958 Single Family        Primary        360
15647670         ECR076306572           Brooklyn                   NY           11226 2-4 Family           Primary        360
15816853         ECR082314671           SOUTHFIELD                 MI           48034 Condominium          Primary        360
15816861         ECR082319354           LAS VEGAS                  NV           89115 Single Family        Primary        360
15816879         ECR082319705           PORT SAINT LUCIE           FL           34986 Single Family        Secondary      360
15816887         ECR082321947           STOCKTON                   CA           95206 Single Family        Secondary      360
15816895         ECR082322134           LOS ANGELES                CA           90002 Single Family        Primary        360
15816937         ECR082323958           DESTIN                     FL           32541 Single Family        Primary        360
15816945         ECR082323973           AURORA                     CO           80013 Single Family        Primary        360
15816952         ECR082324073           DESTIN                     FL           32550 Condominium          Secondary      360
15816960         ECR082324331           DE LEON SPRINGS            FL           32130 Single Family        Primary        360
15816978         ECR082324459           FLUSHING                   NY           11367 Single Family        Primary        360
15816986         ECR082324521           TROUT LAKE                 WA           98650 Single Family        Primary        360
15816994         ECR082324590           BRADENTON                  FL           34203 PUD                  Primary        360
15817018         ECR082324639           RIALTO                     CA           92377 Single Family        Primary        360
15817026         ECR082325132           OAK LAWN                   IL           60453 Single Family        Primary        360
15817034         ECR082325189           BOWIE                      MD           20715 Single Family        Primary        360
15817042         ECR082325207           FONTANA  AREA              CA           92335 Single Family        Primary        360
15817067         ECR082325402           BAKERSFIELD                CA           93304 Single Family        Primary        360
15817075         ECR082325419           TAMPA                      FL           33624 PUD                  Primary        360
15817083         ECR082325448           STOCKTON                   CA           95203 Single Family        Primary        360
15817091         ECR082325642           MIAMI                      FL           33169 Single Family        Primary        360
15817109         ECR082325713           OAK LAWN                   IL           60453 Single Family        Primary        360
15817117         ECR082325744           SAN DIEGO                  CA           92110 Single Family        Primary        360
15817125         ECR082325765           LOS ANGELES                CA           91306 Single Family        Primary        360
15817133         ECR082325810           SACRAMENTO                 CA           95823 Single Family        Investor       360
15817141         ECR082325844           LOXAHATCHEE                FL           33470 Single Family        Primary        360
15817158         ECR082325957           RICHMOND                   VA           23223 Single Family        Primary        360
15817166         ECR082326050           DESERT HOT SPRINGS         CA           92241 Single Family        Primary        360
15817174         ECR082326078           WASHINGTON                 DC           20002 Single Family        Primary        360
15817182         ECR082326102           WHITTIER                   CA           90606 Single Family        Primary        360
15817281         ECR082326590           CORAL SPRINGS              FL           33067 PUD                  Primary        360
15818503         ECR082330536           WASHINGTON                 DC           20010 Single Family        Primary        360
15774789         FCD0135003458          Aurora                     CO           80016 Condominium          Primary        180
15774847         FCD0136000301          Miami                      FL           33162 Single Family        Primary        480
15774987         FCD013600062           Waxahachie                 TX           75165 Single Family        Primary        360
15775026         FCD013600071           Krum                       TX           76249 Single Family        Primary        480
15775117         FCD013600120           Red Oak                    TX           75154 PUD                  Primary        180
15830458         FCD01470000            GEORGETOWN                 TX           78626 PUD                  Primary        360
15830466         FCD01470005            UPPER MARLBORO             MD           20774 Condominium          Primary        360
15830474         FCD01470006            SPRINGDALE                 MD           20774 PUD                  Primary        360
15830490         FCD01470012            TROUTMAN                   NC           28166 Single Family        Primary        360
15830516         FCD01470025            FORT WORTH                 TX           76177 PUD                  Primary        360
15830524         FCD01470038            DALLAS                     TX           75201 PUD                  Primary        360
15830532         FCD01470045            TAMPA                      FL           33610 Single Family        Investor       360
15830540         FCD01470046            TAMPA                      FL           33610 Single Family        Investor       180
15830557         FCD01470050            DALLAS                     TX           75232 Single Family        Investor       360
15830565         FCD01470057            KAUFMAN                    TX           75142 Single Family        Primary        360
15830581         FCD01470066            ARLINGTON                  TX           76002 Single Family        Primary        360
15830607         FCD01470078            WAXAHACHIE                 TX           75165 PUD                  Primary        480
15830615         FCD01470082            TREVOR                     WI           53179 Single Family        Primary        360
15830623         FCD01470083            MURPHY                     TX           75094 PUD                  Primary        360
15772890         FCO08410026            West Palm Beach            FL           33401 Condominium          Investor       360
15852999         FCO08824326            RIVERDALE                  NJ            7457 Single Family        Primary        360
15853013         FCO08824631            BOCA RATON                 FL           33498 PUD                  Primary        360
15853039         FCO08824889            CEDAR GLEN                 CA           92321 Single Family        Primary        360
15853047         FCO08824902            WILMINGTON                 DE           19810 Single Family        Primary        360
15853054         FCO08824983            MILFORD                    PA           18337 PUD                  Primary        360
15853070         FCO08825049            SPRINGFIELD GARDENS        NY           11413 Single Family        Investor       360
15653249         FHB016478113           West Hollywood             CA           90046 Condominium          Primary        360
15752132         FNL0313027503762       NORTH BAY VILLAGE          FL           33141 Condominium          Primary        180
15752181         FNL0313027503826       FALL RIVER                 MA            2724 2-4 Family           Primary        360
15752207         FNL0313027504076       HUMBLE                     TX           77396 Single Family        Primary        360
15752223         FNL0313027504236       WASHINGTON                 IN           47501 Single Family        Primary        360
15752249         FNL0313027504388       MIAMI                      FL           33186 PUD                  Primary        180
15752264         FNL0313027504448       PITTSBURGH                 PA           15208 Single Family        Primary        360
15752280         FNL0313027504456       MIAMI                      FL           33161 Single Family        Primary        180
15752306         FNL0313027504503       WEST PALM BEACH            FL           33415 PUD                  Primary        180
15752322         FNL0313027504620       HOLLYWOOD                  FL           33023 Single Family        Primary        360
15752348         FNL0313027504737       HIALEAH                    FL           33014 Condominium          Primary        180
15752363         FNL0313027504746       CAPE CORAL                 FL           33991 Single Family        Primary        180
15752405         FNL0313027504822       WORCESTER                  MA            1604 2-4 Family           Primary        180
15752421         FNL0313027504837       HUMBLE                     TX           77338 PUD                  Primary        360
15752447         FNL0313027504847       NORTH MIAMI BEACH          FL           33179 Condominium          Primary        360
15752462         FNL0313027504877       FT. LAUDERDALE             FL           33311 Single Family        Primary        180
15752488         FNL0313027504893       MARGATE                    FL           33063 Single Family        Primary        180
15752504         FNL0313027505030       SUNRISE                    FL           33351 Single Family        Primary        180
15752520         FNL0313027505095       PASADENA                   TX           77506 Single Family        Primary        360
15752546         FNL0313027505167       CARY                       NC           27519 PUD                  Primary        360
15752561         FNL0313027505218       MIAMI                      FL           33015 Condominium          Primary        180
15752587         FNL0313027505236       MIAMI                      FL           33175 Single Family        Primary        180
15752603         FNL0313027505247       COOPER CITY                FL           33328 Single Family        Primary        180
15752629         FNL0313027505423       HIALEAH                    FL           33012 Condominium          Primary        180
15752645         FNL0313027505509       PITTSBURGH                 PA           15227 Single Family        Primary        360
15752660         FNL0313027505551       FORT MYERS                 FL           33912 Single Family        Primary        180
15752686         FNL0313027505590       MIAMI                      FL           33172 Condominium          Primary        180
15752728         FNL0313027505815       MIAMI                      FL           33125 Single Family        Primary        180
15752744         FNL0313027506079       MIAMI                      FL           33168 Single Family        Primary        180
15752769         FNL0313027506163       MIAMI                      FL           33196 Single Family        Primary        180
15752801         FNL0313027506204       OPA LOCKA                  FL           33055 Single Family        Primary        360
15752827         FNL0313027506226       LEHIGH ACRES               FL           33936 Single Family        Primary        180
15752843         FNL0313027506305       MIAMI                      FL           33179 Condominium          Primary        360
15752868         FNL0313027506394       MIAMI                      FL           33186 PUD                  Primary        180
15752884         FNL0313027506431       WELLINGTON                 FL           33414 PUD                  Primary        180
15752900         FNL0313027506549       MIAMI                      FL           33196 PUD                  Primary        180
15752926         FNL0313027506601       MIAMI                      FL           33126 Condominium          Primary        180
15752934         FNL0313027506621       SUNRISE                    FL           33313 Single Family        Primary        180
15816069         FNL0313027507299       MIAMI                      FL           33169 Single Family        Primary        360
15816077         FNL0313027507475       PEMBROKE PINES             FL           33028 PUD                  Primary        360
15816093         FNL0313027600010       DELRAY BEACH               FL           33444 Single Family        Primary        360
15754328         FNL0313029502526       MIAMI                      FL           33147 Single Family        Primary        180
15754344         FNL0313029503400       LEOMINSTER                 MA            1453 2-4 Family           Primary        360
15754369         FNL0313029503962       PROVIDENCE                 RI            2909 2-4 Family           Primary        180
15754385         FNL0313029504035       SEBRING                    FL           33872 Single Family        Primary        360
15754401         FNL0313029504097       NORTH MIAMI                FL           33161 2-4 Family           Primary        360
15754427         FNL0313029504137       PAWTUCKET                  RI            2861 2-4 Family           Primary        180
15754443         FNL0313029504233       CREEDMOOR                  NC           27522 Single Family        Primary        180
15754468         FNL0313029504258       HUGO                       OK           74743 Single Family        Primary        360
15754484         FNL0313029504319       FORT MYERS                 FL           33916 Single Family        Primary        360
15754500         FNL0313029504343       MIAMI                      FL           33196 Single Family        Primary        180
15754526         FNL0313029504474       MIAMI                      FL           33180 2-4 Family           Primary        180
15754542         FNL0313029504775       LYNN                       MA            1902 2-4 Family           Primary        360
15754567         FNL0313029504778       NAPLES                     FL           34120 Single Family        Primary        180
15754583         FNL0313029504788       PORT SAINT LUCIE           FL           34983 Single Family        Primary        180
15754609         FNL0313029504814       MIAMI                      FL           33169 Condominium          Primary        180
15754625         FNL0313029504820       OPA LOCKA                  FL           33056 Single Family        Primary        180
15754641         FNL0313029504825       CHARLOTTE                  NC           28227 Single Family        Primary        180
15754708         FNL0313029505114       RIVERVIEW                  FL           33569 Single Family        Primary        360
15754724         FNL0313029505118       LAFAYETTE                  IN           47909 Single Family        Primary        180
15754740         FNL0313029505155       FT LAUDERDALE              FL           33309 Single Family        Primary        180
15754765         FNL0313029505182       PORT SAINT LUCIE           FL           34953 Single Family        Primary        180
15754781         FNL0313029505199       PLANTATION                 FL           33317 Single Family        Primary        180
15754807         FNL0313029505327       APEX                       NC           27502 Single Family        Primary        180
15754823         FNL0313029505338       LA PORTE                   IN           46350 Single Family        Primary        180
15754849         FNL0313029505599       VENICE                     FL           34293 Single Family        Primary        180
15754864         FNL0313029505633       PROVIDENCE                 RI            2909 2-4 Family           Primary        180
15754880         FNL0313029505667       PORT CHARLOTTE             FL           33953 PUD                  Primary        180
15754906         FNL0313029505713       CHARLOTTE                  NC           28277 PUD                  Primary        180
15754922         FNL0313029505734       FORT LAUDERDALE            FL           33312 Single Family        Primary        180
15754948         FNL0313029505766       PALM BAY                   FL           32907 Single Family        Primary        180
15754963         FNL0313029505783       MIAMI                      FL           33129 Condominium          Primary        180
15755002         FNL0313029505955       GREENVILLE                 IN           47124 Single Family        Primary        180
15755028         FNL0313029506058       BAYOONE                    NJ            7002 2-4 Family           Primary        180
15755044         FNL0313029506106       LAKE WORTH                 FL           33467 PUD                  Primary        180
15755069         FNL0313029506120       BELLEVIEW                  FL           34420 Single Family        Primary        180
15755085         FNL0313029506217       ROYAL PALM BEACH           FL           33411 Single Family        Primary        360
15755101         FNL0313029506233       STONE MOUNTAIN             GA           30088 Single Family        Primary        180
15755127         FNL0313029506253       HOMESTEAD                  FL           33033 Single Family        Primary        180
15755143         FNL0313029506260       KISSIMMEE                  FL           34759 PUD                  Primary        180
15755168         FNL0313029506265       CARROLTON                  KY           41008 Single Family        Primary        180
15755176         FNL0313029506269       PORT SAINT LUCIE           FL           34953 Single Family        Primary        360
15755192         FNL0313029506273       FORT LAUDERDALE            FL           33316 2-4 Family           Primary        180
15755218         FNL0313029506297       COOPER CITY                FL           33328 Single Family        Primary        180
15755242         FNL0313029506401       MIAMI                      FL           33015 Condominium          Primary        180
15755267         FNL0313029506425       GROVETOWN                  GA           30813 Single Family        Primary        180
15755283         FNL0313029506494       HIALEAH                    FL           33010 Single Family        Primary        180
15755309         FNL0313029506548       ORLANDO                    FL           32819 PUD                  Primary        180
15755325         FNL0313029506585       ORLANDO                    FL           32807 Single Family        Primary        180
15755366         FNL0313029506595       AVENTURA                   FL           33180 Condominium          Primary        180
15755382         FNL0313029506637       SAINT PETERSBURG           FL           33713 Single Family        Primary        180
15755408         FNL0313029506651       WORCESTER                  MA            1610 2-4 Family           Primary        180
15755440         FNL0313029506804       HYATTSVILLE                MD           20784 Single Family        Primary        180
15755465         FNL0313029506817       PAWTUCKET                  RI            2860 2-4 Family           Primary        180
15755622         FNL0313029507249       PORT HURON                 MI           48060 Single Family        Primary        360
15816135         FNL0313029507300       MANCHESTER                 CT            6040 2-4 Family           Primary        180
15816150         FNL0313029507779       MIAMI BEACH                FL           33139 High Rise Condo      Primary        360
15755994         FNL0313029507895       CORAL SPRINGS              FL           33076 PUD                  Primary        360
15816176         FNL0313029508346       PONTE VERDA BEACH          FL           32082 Single Family        Investor       360
15816192         FNL0313029508400       GREENACRES                 FL           33415 PUD                  Primary        180
15756372         FNL0313029508416       FALL RIVER                 MA            2720 2-4 Family           Primary        180
15756869         FNL0313042500230       TAMARAC                    FL           33321 Single Family        Primary        360
15756943         FNL0313044500299       WORCESTER                  MA            1605 2-4 Family           Primary        360
15756968         FNL0313044501845       ORLANDO                    FL           32811 Single Family        Primary        360
15757131         FNL0313045500594       EAST STROUDSBURG           PA           18301 Single Family        Primary        360
15757156         FNL0313045500672       EAST STROUDSBURG           PA           18301 Single Family        Primary        360
15757198         FNL0313058503967       OLD HICKORY                TN           37138 Single Family        Primary        180
15757214         FNL0313058503993       SOUTH BOSTON               MA            2127 Single Family        Primary        180
15757230         FNL0313058504806       MCDONOUGH                  GA           30252 Single Family        Primary        180
15757255         FNL0313058505184       INDIANAPOLIS               IN           46219 Single Family        Primary        180
15757271         FNL0313058505247       PROVIDENCE                 RI            2907 2-4 Family           Primary        180
15757297         FNL0313058505262       WAKE FOREST                NC           27587 PUD                  Primary        180
15757313         FNL0313058505443       PROVIDENCE                 RI            2907 2-4 Family           Primary        360
15757339         FNL0313058505703       HOLLY SPRINGS              NC           27540 PUD                  Primary        180
15757370         FNL0313058505853       DALLAS                     GA           30132 Single Family        Primary        180
15757396         FNL0313058505991       MEMPHIS                    TN           38118 Single Family        Primary        180
15757412         FNL0313058506082       PROVIDENCE                 RI            2907 2-4 Family           Primary        180
15757446         FNL0313058506214       MASCOTTE                   FL           34753 Single Family        Primary        180
15757461         FNL0313058506468       BARTOW                     FL           33830 Single Family        Primary        180
15757487         FNL0313058506586       MEMPHIS                    TN           38125 Single Family        Primary        180
15757503         FNL0313058506623       SPRINGFIELD                MA            1105 2-4 Family           Primary        360
15757529         FNL0313058506681       CENTRAL FALLS              RI            2863 2-4 Family           Primary        360
15757545         FNL0313058506736       PROVIDENCE                 RI            2909 2-4 Family           Primary        360
15757560         FNL0313058506753       WEST WARWICK               RI            2893 2-4 Family           Primary        180
15757586         FNL0313058506785       TAMPA                      FL           33610 Single Family        Primary        180
15757602         FNL0313058506917       PROVIDENCE                 RI            2909 2-4 Family           Primary        180
15757628         FNL0313058506944       STERLING                   VA           20164 PUD                  Primary        180
15757644         FNL0313058506964       LAWRENCE                   MA            1843 2-4 Family           Primary        180
15757669         FNL0313058506992       LAWRENCE                   MA            1841 2-4 Family           Primary        360
15757685         FNL0313058507030       LEHIGH ACRES               FL           33936 Single Family        Primary        180
15757701         FNL0313058507092       SPRING HILL                FL           34610 Single Family        Primary        180
15757727         FNL0313058507186       BELTSVILLE                 MD           20705 Single Family        Primary        180
15757743         FNL0313058507215       MEMPHIS                    TN           38134 Single Family        Primary        180
15757768         FNL0313058507339       SARASOTA                   FL           34235 Single Family        Primary        180
15757784         FNL0313058507402       PINELLAS PARK              FL           33781 Single Family        Primary        180
15757800         FNL0313058507407       NAPLES                     FL           34120 Single Family        Primary        180
15757826         FNL0313058507416       MIAMI                      FL           33032 Single Family        Primary        180
15757834         FNL0313058507488       PROVIDENCE                 RI            2909 2-4 Family           Primary        360
15757875         FNL0313058507519       DUNDEE                     FL           33838 Single Family        Primary        180
15757891         FNL0313058507590       HARTFORD                   CT            6112 2-4 Family           Primary        360
15757925         FNL0313058507597       TAMPA                      FL           33647 PUD                  Primary        180
15757933         FNL0313058507606       BROWNSVILLE                TN           38012 Single Family        Primary        180
15757958         FNL0313058507657       PLEASANT GARDEN            NC           27313 Single Family        Primary        180
15757982         FNL0313058507664       NEW PORT RICHEY            FL           34653 PUD                  Primary        180
15758022         FNL0313058507721       NEW BRITAIN                CT            6051 2-4 Family           Primary        360
15758063         FNL0313058507771       SPRINGFIELD                MA            1109 2-4 Family           Primary        360
15758089         FNL0313058507799       CONYERS                    GA           30094 Single Family        Secondary      180
15758188         FNL0313058507968       STAFFORD                   VA           22554 Condominium          Primary        180
15758204         FNL0313058508030       WOODBRIDGE                 VA           22192 PUD                  Primary        180
15758220         FNL0313058508055       GAITHERSBURG               MD           20877 Single Family        Primary        180
15758238         FNL0313058508103       HOLIDAY                    FL           34690 Single Family        Primary        180
15758279         FNL0313058508229       FAIRFAX                    VA           22033 Condominium          Primary        180
15758410         FNL0313058508732       FORT MYERS                 FL           33907 Condominium          Primary        180
15816275         FNL0313058509154       WEEKI WACHEE               FL           34614 Single Family        Primary        180
15759558         FNL0313058600636       PROVIDENCE                 RI            2909 2-4 Family           Primary        360
15759608         FNL0313061501207       ALBUQUERQUE                NM           87121 Single Family        Primary        360
15759665         FNL0313076503484       CHICAGO                    IL           60639 2-4 Family           Primary        360
15759681         FNL0313076503797       MEDINA                     OH           44256 Single Family        Primary        360
15759715         FNL0313076504028       CHICAGO                    IL           60624 2-4 Family           Primary        360
15759731         FNL0313076504238       WHITEWATER                 WI           53190 Single Family        Primary        360
15759764         FNL0313076504758       POPLAR GROVE               IL           61065 PUD                  Primary        360
15759780         FNL0313076505027       CHICAGO                    IL           60652 Single Family        Primary        180
15759806         FNL0313076505135       ROMULUS                    MI           48174 Single Family        Primary        360
15759848         FNL0313076505335       WEST BLOOMFIELD            MI           48323 Single Family        Primary        180
15759863         FNL0313076505352       ROUND LAKE HEIGHTS         IL           60073 Single Family        Primary        180
15759889         FNL0313076505453       CHICAGO                    IL           60609 2-4 Family           Primary        180
15759905         FNL0313076505467       WAUKEGAN                   IL           60087 Single Family        Primary        180
15759921         FNL0313076506292       LOUISVILLE                 KY           40215 Single Family        Primary        180
15759947         FNL0313076506303       STREAMWOOD                 IL           60107 Single Family        Primary        180
15759962         FNL0313076506337       CHICAGO                    IL           60652 Single Family        Primary        360
15759988         FNL0313076506390       CHICAGO                    IL           60618 Condominium          Primary        180
15760044         FNL0313076506782       DOLTON                     IL           60419 Single Family        Primary        180
15760085         FNL0313076506893       WINTHROP HARBOR            IL           60096 Single Family        Primary        180
15760101         FNL0313076506982       AURORA                     IL           60505 Single Family        Primary        180
15760127         FNL0313076507032       ROUND LAKE BEACH           IL           60073 Single Family        Primary        180
15760143         FNL0313076507061       BELVIDERE                  IL           61008 Single Family        Primary        180
15760168         FNL0313076507069       SYLVANIA                   OH           43560 Single Family        Primary        180
15760184         FNL0313076507071       POSEN                      IL           60469 Single Family        Primary        180
15760200         FNL0313076507095       HANOVER PARK               IL           60103 Condominium          Primary        180
15760226         FNL0313076507157       SOUTHGATE                  MI           48195 Single Family        Primary        180
15760267         FNL0313076507313       LAMBERTVILLE               MI           48144 Single Family        Primary        360
15760309         FNL0313076507425       DES PLAINES                IL           60016 Condominium          Primary        180
15760333         FNL0313076507575       CHICAGO                    IL           60638 Single Family        Primary        180
15760358         FNL0313076507602       GURNEE                     IL           60031 Single Family        Primary        180
15760374         FNL0313076507636       CREST HILL                 IL           60435 PUD                  Primary        180
15760754         FNL0313076508791       ALGONQUIN                  IL           60102 PUD                  Primary        360
15816382         FNL0313076509379       JEFFERSONVILLE             IN           47130 Single Family        Primary        180
15761182         FNL0313076600230       PLAINFIELD                 IL           60586 Single Family        Primary        360
15761265         FNL0314410500384       BROOKLYN                   NY           11203 2-4 Family           Primary        240
15761281         FNL0314410503373       INWOOD                     NY           11096 Single Family        Primary        240
15761372         FNL0314410503403       BAKERSFIELD                CA           93307 Single Family        Primary        180
15761448         FNL0314410503473       SAN PEDRO                  CA           90731 Single Family        Primary        360
15761497         FNL0314412500207       BEAR                       DE           19701 PUD                  Primary        180
15761620         FNL0314412500520       WASHINGTON                 NJ            7882 Single Family        Primary        360
15761984         FNL0314412500856       SPRING HILL                FL           34608 Single Family        Primary        360
15816416         FNL0314412600058       DETROIT                    MI           48221 Single Family        Investor       360
15816424         FNL0314412600100       CHARLOTTE                  NC           28226 Single Family        Primary        360
15762289         FNL0315201500698       NEPTUNE                    NJ            7753 Single Family        Primary        360
15762305         FNL0315201501147       CAPE MAY COURT HOUSE       NJ            8210 Single Family        Primary        360
15762552         FNL0315205501245       SAN LEANDRO                CA           94578 Single Family        Primary        360
15816440         FNL0315219500496       URBANA                     OH           43078 Single Family        Primary        360
15762982         FNL0315240504521       RICHMOND                   CA           94804 Single Family        Primary        360
15763022         FNL0315240504545       PATTERSON                  CA           95363 Single Family        Primary        360
15763030         FNL0315240504585       MODESTO                    CA           95351 Single Family        Primary        360
15763055         FNL0315240504632       FAIRFIELD                  CA           94533 Single Family        Primary        360
15763071         FNL0315240504721       FRESNO                     CA           93722 Single Family        Primary        360
15763105         FNL0315240504733       LIVINGSTON                 CA           95334 Single Family        Primary        360
15763147         FNL0315240504918       STOCKTON                   CA           95206 Single Family        Primary        180
15763154         FNL0315240504946       OAKLAND                    CA           94621 Single Family        Primary        180
15763170         FNL0315240504954       TRACY                      CA           95376 Single Family        Primary        360
15763196         FNL0315240504986       RICHMOND                   CA           94805 Single Family        Primary        180
15763212         FNL0315240505012       HAYWARD                    CA           94545 Single Family        Primary        180
15763253         FNL0315240505166       WEST SACRAMENTO            CA           95605 Single Family        Primary        180
15763295         FNL0315240505300       VACAVILLE                  CA           95687 Single Family        Primary        360
15763311         FNL0315240505545       GREENFIELD                 CA           93927 Single Family        Primary        180
15763337         FNL0315240505669       STOCKTON                   CA           95212 Single Family        Primary        180
15763352         FNL0315240505697       SALINAS                    CA           93906 Single Family        Primary        180
15763378         FNL0315240505722       SACRAMENTO                 CA           95823 Single Family        Primary        180
15763402         FNL0315240505746       SAN JOSE                   CA           95111 Single Family        Primary        180
15763428         FNL0315240505751       STOCKTON                   CA           95205 Single Family        Investor       360
15763436         FNL0315240505798       FRESNO                     CA           93727 Single Family        Primary        180
15763469         FNL0315240505820       CONCORD                    CA           94520 Single Family        Primary        180
15763477         FNL0315240505890       FREMONT                    CA           94536 Single Family        Primary        180
15763501         FNL0315240505992       FAIRFIELD                  CA           94533 Single Family        Primary        180
15763527         FNL0315240506042       OAKLEY                     CA           94561 Single Family        Primary        180
15763584         FNL0315240506201       OAKLAND                    CA           94621 2-4 Family           Primary        180
15763626         FNL0315240506210       CORONA                     CA           92879 PUD                  Primary        180
15763642         FNL0315240506252       GUSTINE                    CA           95322 Single Family        Primary        180
15763667         FNL0315240506273       HAYWARD                    CA           94544 Condominium          Primary        180
15763683         FNL0315240506315       SUNNYVALE                  CA           94085 Single Family        Primary        180
15763741         FNL0315240506442       LOS ANGELES                CA           90037 2-4 Family           Primary        180
15763766         FNL0315240506479       MARYSVILLE                 CA           95901 Single Family        Primary        180
15763782         FNL0315240506495       CHOWCHILLA                 CA           93610 Single Family        Primary        180
15763790         FNL0315240506534       TRACY                      CA           95377 Single Family        Primary        180
15763816         FNL0315240506577       SACRAMENTO                 CA           95823 Condominium          Primary        180
15763832         FNL0315240506584       MADERA                     CA           93637 Single Family        Primary        180
15763857         FNL0315240506670       LOS BANOS                  CA           93635 Single Family        Primary        180
15763873         FNL0315240506685       SAN JOSE                   CA           95127 Single Family        Primary        180
15763915         FNL0315240506725       BAKERSFIELD                CA           93306 Single Family        Primary        180
15763931         FNL0315240506834       DELHI                      CA           95315 Single Family        Primary        180
15763956         FNL0315240506897       SACRAMENTO                 CA           95829 Single Family        Primary        180
15763972         FNL0315240507006       WINDSOR                    CA           95492 Single Family        Primary        180
15763998         FNL0315240507010       VISALIA                    CA           93291 Single Family        Primary        180
15764012         FNL0315240507060       HAYWARD                    CA           94541 Single Family        Primary        180
15764038         FNL0315240507080       SACRAMENTO                 CA           95826 Single Family        Primary        180
15764053         FNL0315240507132       ELK GROVE                  CA           95758 Single Family        Primary        180
15764079         FNL0315240507182       BONNEY LAKE                WA           98391 Single Family        Primary        360
15764095         FNL0315240507245       MANTECA                    CA           95336 Single Family        Primary        180
15764111         FNL0315240507273       LOS BANOS                  CA           93635 Single Family        Primary        180
15764178         FNL0315240507361       HAYWARD                    CA           94544 Single Family        Primary        180
15764194         FNL0315240507363       LATHROP                    CA           95330 Single Family        Primary        180
15764210         FNL0315240507385       PLEASANTON                 CA           94588 PUD                  Primary        180
15764236         FNL0315240507451       FRESNO                     CA           93702 Single Family        Primary        180
15764251         FNL0315240507472       LAS VEGAS                  NV           89128 PUD                  Primary        360
15764657         FNL0315240508036       HANFORD                    CA           93230 Single Family        Primary        360
15765332         FNL0315240600102       NORTH SALT LAKE            UT           84054 PUD                  Primary        360
15816598         FNL0315240600221       SANTA ROSA                 CA           95401 PUD                  Primary        360
15765548         FNL0315243501647       LAGUNA HILLS               CA           92653 Single Family        Primary        360
15765563         FNL0315243502205       WESTMINSTER                CA           92683 Condominium          Primary        360
15765589         FNL0315243505275       LOS ANGELES                CA           90047 Single Family        Primary        360
15765605         FNL0315243505457       PERRIS                     CA           92570 Single Family        Primary        360
15765621         FNL0315243505487       PERRIS                     CA           92571 Single Family        Primary        360
15765647         FNL0315243505493       SUN VALLEY                 CA           91352 Single Family        Primary        360
15765688         FNL0315243505596       VICTORVILLE                CA           92395 Single Family        Primary        360
15765720         FNL0315243505770       COSTA MESA                 CA           92627 Single Family        Primary        360
15765746         FNL0315243505967       FONTANA                    CA           92337 Single Family        Primary        360
15765761         FNL0315243506110       LONG BEACH                 CA           90813 Single Family        Primary        360
15765787         FNL0315243506152       PUEBLO                     CO           81005 Single Family        Primary        360
15765803         FNL0315243506228       LAS VEGAS                  NV           89141 PUD                  Primary        360
15765829         FNL0315243506435       WALNUT AREA                CA           91789 PUD                  Primary        180
15765845         FNL0315243506444       LOS ANGELES                CA           90037 Single Family        Primary        360
15765886         FNL0315243506721       LA PUENTE                  CA           91744 Single Family        Primary        360
15765902         FNL0315243506741       TEMECULA                   CA           92592 Single Family        Primary        180
15765928         FNL0315243506843       SAN DIEGO                  CA           92139 PUD                  Primary        180
15765944         FNL0315243506918       PORTERVILLE                CA           93257 Single Family        Primary        360
15765969         FNL0315243506939       CASTLE ROCK                CO           80104 PUD                  Primary        360
15765993         FNL0315243506961       RIALTO                     CA           92376 Single Family        Primary        360
15766017         FNL0315243507011       N LAS VEGAS                NV           89081 PUD                  Primary        360
15766033         FNL0315243507065       LAS VEGAS                  NV           89108 Single Family        Primary        360
15766058         FNL0315243507077       NORWALK                    CA           90650 Single Family        Primary        360
15766074         FNL0315243507194       LONG BEACH                 CA           90805 Single Family        Primary        360
15766116         FNL0315243507215       FONTANA                    CA           92335 Single Family        Primary        360
15766132         FNL0315243507269       PERRIS                     CA           92571 Single Family        Primary        360
15766157         FNL0315243507291       LAS VEGAS                  NV           89110 Single Family        Primary        360
15766173         FNL0315243507317       HESPERIA                   CA           92345 Single Family        Primary        180
15766199         FNL0315243507348       LAS VEGAS                  NV           89129 Single Family        Primary        360
15766215         FNL0315243507358       CHANDLER                   AZ           85225 Single Family        Primary        360
15766231         FNL0315243507378       SAN JACINTO                CA           92583 Single Family        Primary        360
15766256         FNL0315243507437       COMMERCE CITY              CO           80022 Single Family        Primary        360
15766314         FNL0315243507465       LONG BEACH                 CA           90810 Condominium          Primary        360
15766330         FNL0315243507493       LAS VEGAS                  NV           89147 Condominium          Primary        180
15766355         FNL0315243507597       ANAHEIM                    CA           92806 Condominium          Primary        360
15766363         FNL0315243507622       HENDERSON                  NV           89074 PUD                  Primary        360
15766397         FNL0315243507664       HAWTHORNE                  CA           90250 Condominium          Primary        180
15766413         FNL0315243507673       LA PUENTE                  CA           91744 Single Family        Primary        360
15766439         FNL0315243507688       LAS VEGAS                  NV           89101 Single Family        Primary        360
15766454         FNL0315243507710       REDLANDS                   CA           92374 Single Family        Primary        180
15766462         FNL0315243507870       COLTON                     CA           92324 PUD                  Primary        180
15766488         FNL0315243507887       LAS VEGAS                  NV           89119 Single Family        Primary        180
15766504         FNL0315243507949       LONG BEACH                 CA           90810 Single Family        Primary        360
15766538         FNL0315243507961       VICTORVILLE                CA           92392 PUD                  Primary        360
15766553         FNL0315243508014       DESERT HOT SPRINGS         CA           92240 Single Family        Primary        360
15766595         FNL0315243508049       N LAS VEGAS                NV           89081 Single Family        Primary        360
15766611         FNL0315243508118       VALENCIA AREA              CA           91384 Single Family        Primary        360
15766637         FNL0315243508162       EAGLE POINT                OR           97524 Single Family        Primary        360
15766660         FNL0315243508325       TEMECULA                   CA           92591 Single Family        Primary        180
15766942         FNL0315243508877       BAKERSFIELD                CA           93306 2-4 Family           Primary        180
15767262         FNL0315243509785       BAKERSFIELD                CA           93305 Single Family        Primary        360
15816689         FNL0315243510219       LAS VEGAS                  NV           89148 Single Family        Primary        360
15767866         FNL0315243510868       SCOTTSDALE                 AZ           85254 Single Family        Primary        360
15767940         FNL0315243510952       RIALTO                     CA           92377 Single Family        Primary        360
15816754         FNL0315243600005       DENVER                     CO           80249 Single Family        Primary        360
15816788         FNL0315248600274       GLENDALE                   AZ           85303 PUD                  Primary        360
15769706         FNL0315254501049       MENIFEE                    CA           92584 PUD                  Primary        360
15769763         FNL0315255500986       TOLEDO                     OR           97391 Single Family        Primary        360
15769961         FNL0315257600228       FORT COLLINS               CO           80525 Single Family        Primary        360
15770027         FNL0315267500813       LAKE ELSINORE              CA           92530 Single Family        Primary        180
15770043         FNL0315267500923       CLOVIS                     CA           93619 Single Family        Primary        180
15770068         FNL0315267500931       GOODYEAR                   AZ           85338 PUD                  Primary        180
15770100         FNL0315267501023       PHOENIX                    AZ           85051 Single Family        Primary        180
15770126         FNL0315267501027       LA HABRA                   CA           90631 Single Family        Primary        180
15816812         FNL0315281501478       YUBA CITY                  CA           95991 Single Family        Primary        360
15816838         FNL0315292502297       JACKSONVILLE               FL           32258 Single Family        Investor       360
15665185         GAT0161022014070       Wildwood                   NJ            8260 Condominium          Investor       360
15665227         GAT0161024016771       Media                      PA           19063 Single Family        Primary        180
15665250         GAT0161034001727       Blacksburg                 VA           24060 Single Family        Investor       360
15666845         GAT0161036004664       Wenonah                    NJ            8090 Single Family        Primary        360
15666852         GAT0161043018713       West Palm Beach            FL           33407 2-4 Family           Primary        360
15666886         GAT0161068001116       Emmaus                     PA           18049 Single Family        Primary        360
15665292         GAT0161068001601       Allentown                  PA           18102 2-4 Family           Investor       180
15665318         GAT0161071001565       Canton                     MA            2021 Condominium          Primary        180
15665359         GAT0161078001360       Revere                     MA            2151 Single Family        Primary        360
15665367         GAT0161083003891       Jacksonville               FL           32218 Single Family        Secondary      180
15819204         HVL0016072582          ANAHEIM                    CA           92703 Single Family        Primary        360
15819220         HVL0016145965          WOODLAND                   CA           95695 Single Family        Primary        360
15819238         HVL0016172718          BENICIA                    CA           94510 Single Family        Primary        360
15819246         HVL0016183110          LA PUENTE                  CA           91744 Single Family        Primary        360
15819253         HVL0016205536          PEORIA                     AZ           85382 Single Family        Primary        360
15819261         HVL0016215939          BELLFLOWER                 CA           90706 Single Family        Primary        360
15819279         HVL0016233469          ONTARIO                    CA           91761 Single Family        Primary        360
15819287         HVL0016236988          LOS ANGELES                CA           90011 Single Family        Primary        360
15819295         HVL0016236999          LAVEEN                     AZ           85339 Single Family        Primary        360
15819303         HVL0016240998          SEDONA                     AZ           86336 Single Family        Primary        360
15819329         HVL0016273358          COMPTON                    CA           90220 Single Family        Primary        360
15819337         HVL0016276789          PHOENIX                    AZ           85023 Single Family        Investor       360
15819345         HVL0016280591          CORNING                    CA           96021 Single Family        Primary        360
15819352         HVL0016287511          TUCSON                     AZ           85730 Single Family        Primary        360
15819360         HVL0016292075          SALIDA                     CA           95368 Single Family        Primary        360
15826910         IAL0011002             ORLANDO                    FL           32810 Single Family        Primary        360
15826936         IAL0011004             SAINT CHARLES              MO           63301 Single Family        Primary        360
15826969         IAL0011009             SAINT LOUIS                MO           63104 Single Family        Primary        360
15826977         IAL0011010             HENDERSON                  NV           89014 Single Family        Primary        360
15827066         IAL0011024             CENTENIAL                  CO           80121 Single Family        Primary        360
15827082         IAL0011027             SAINT JOSEPH               MO           64505 Single Family        Primary        360
15827116         IAL0011031             GILBERT                    AZ           85233 Single Family        Primary        360
15827124         IAL0011032             LAKELAND                   FL           33810 Single Family        Primary        360
15827132         IAL0011033             SMITHFIELD                 UT           84335 Single Family        Primary        360
15827157         IAL0011035             NORWOOD                    CO           81423 Single Family        Primary        360
15827165         IAL0011036             SAINT PETERS               MO           63376 PUD                  Primary        360
15827181         IAL0011038             NAMPA                      ID           83686 Single Family        Primary        360
15827207         IAL0011040             PHOENIX                    AZ           85040 Single Family        Primary        360
15827215         IAL0011041             LITTLETON                  CO           80127 PUD                  Primary        360
15827223         IAL0011042             SPRINGFIELD                PA           19064 Single Family        Primary        360
15827231         IAL0011043             EAST STROUDSBURG           PA           18301 Single Family        Primary        360
15077852         LBM0595687702          Marion                     AL           36756 Manufactured         Primary        360
15120538         LBM06228040            Fairfield                  OH           45014 Condominium          Primary        360
15666654         LFS05150035937         Stockton                   CA           95219 PUD                  Primary        360
15778970         LFS05250036672         Glendale                   AZ           85302 Single Family        Primary        360
15779788         LFS05250037958         Casselberry                FL           32707 Single Family        Primary        360
15779911         LFS05250038201         Urbandale                  IA           50323 Single Family        Primary        360
15851389         LFS05650035677         EDMOND                     OK           73003 Single Family        Primary        360
15851397         LFS05650035718         TAMPA                      FL           33605 Single Family        Primary        180
15851413         LFS05650035798         MARGATE                    FL           33063 Single Family        Primary        360
15851439         LFS05650036602         MIRAMAR                    FL           33029 PUD                  Primary        360
15851454         LFS05650037427         MARGATE                    FL           33063 Single Family        Primary        360
15851470         LFS05650037619         MESA                       AZ           85210 Single Family        Primary        360
15851496         LFS05650037744         MOUNT VERNON               WA           98273 PUD                  Primary        360
15851512         LFS05650037914         RIVERSIDE                  CA           92508 PUD                  Primary        360
15851561         LFS05650038296         PHOENIX                    AZ           85017 Single Family        Primary        360
15851587         LFS05650038425         PHOENIX                    AZ           85015 Single Family        Primary        360
15851595         LFS05650038627         DELTONA                    FL           32738 Single Family        Primary        360
15851603         LFS05650038718         NOGALES                    AZ           85621 Single Family        Primary        360
15851629         LFS05650038765         PHOENIX                    AZ           85037 Single Family        Primary        360
15851637         LFS05650038767         PEORIA                     AZ           85345 Single Family        Primary        360
15851645         LFS05650038783         HENDERSON                  NV           89074 PUD                  Primary        360
15851678         LFS05650038840         MIAMI                      FL           33161 Single Family        Primary        360
15851686         LFS05650038846         LAKE WORTH                 FL           33463 PUD                  Primary        360
15851728         LFS05650038940         SEATTLE                    WA           98177 Single Family        Primary        360
15851736         LFS05650038966         PORT ANGELES               WA           98363 Single Family        Investor       360
15851744         LFS05650038991         REDONDO BEACH              CA           90278 Condominium          Primary        360
15851777         LFS05650039067         SAMMAMISH                  WA           98075 Single Family        Primary        360
15851785         LFS05650039111         GRETNA                     LA           70053 Single Family        Primary        360
15851801         LFS05650039125         GLENDALE                   AZ           85306 Single Family        Primary        360
15851819         LFS05650039147         MIAMI                      FL           33157 Single Family        Primary        360
15851827         LFS05650039176         PORT SAINT LUCIE           FL           34953 Single Family        Primary        360
15851835         LFS05650039269         BOYNTON BEACH              FL           33426 Condominium          Primary        360
15851843         LFS05650039280         BOYNTON BEACH              FL           33426 Condominium          Primary        180
15851850         LFS05650039294         OCALA                      FL           34473 Single Family        Primary        360
15851876         LFS05650039317         PORT SAINT LUCIE           FL           34952 Condominium          Primary        360
15851892         LFS05650039365         AURORA                     CO           80011 Single Family        Primary        360
15851918         LFS05650039450         HOLLYWOOD                  FL           33020 Single Family        Primary        360
15851926         LFS05650039451         DELRAY BEACH               FL           33445 Condominium          Primary        360
15851942         LFS05650039484         CULP CREEK                 OR           97427 Single Family        Primary        360
15851967         LFS05650039555         BATON ROUGE                LA           70808 PUD                  Primary        360
15851975         LFS05650039606         MESQUITE                   NV           89027 Single Family        Primary        360
15851983         LFS05650039613         THE DALLES                 OR           97058 Single Family        Primary        360
15851991         LFS05650039615         GLENDALE                   AZ           85301 Single Family        Primary        360
15852007         LFS05650039648         THE DALLES                 OR           97058 Single Family        Primary        360
15852023         LFS05650039734         BATON ROUGE                LA           70811 Single Family        Primary        360
15852031         LFS05650039761         GREENACRES                 FL           33415 PUD                  Primary        360
15852056         LFS05650039772         GULF BREEZE                FL           32563 Single Family        Primary        360
15852072         LFS05650039801         GLENDALE                   AZ           85302 Single Family        Primary        360
15852080         LFS05650039814         NEW PHILADELPHIA           OH           44663 Single Family        Primary        360
15852106         LFS05650039911         CHANDLER                   AZ           85249 PUD                  Primary        360
15852114         LFS05650039945         SARASOTA                   FL           34234 Single Family        Primary        360
15852122         LFS05650039952         PORTLAND                   OR           97212 Single Family        Primary        360
15852130         LFS05650039974         PLANT CITY                 FL           33563 Single Family        Primary        360
15852148         LFS05650039991         RICHMOND                   VA           23228 Single Family        Primary        360
15852155         LFS05650040007         RINCON                     GA           31326 Single Family        Primary        360
15852163         LFS05650040018         OTTER LAKE                 MI           48464 Single Family        Primary        360
15852189         LFS05650040047         PHOENIX                    AZ           85037 Single Family        Primary        360
15852197         LFS05650040054         CORONA                     CA           92881 Single Family        Primary        360
15852221         LFS05650040129         SHREVEPORT                 LA           71129 Single Family        Primary        360
15852239         LFS05650040136         LAS VEGAS                  NV           89134 Condominium          Primary        360
15852247         LFS05650040158         LAS VEGAS                  NV           89113 PUD                  Primary        180
15852254         LFS05650040225         FARMER CITY                IL           61842 Single Family        Primary        360
15852262         LFS05650040229         TEMPE                      AZ           85284 PUD                  Primary        360
15852270         LFS05650040255         BEND                       OR           97702 Single Family        Primary        360
15852288         LFS05650040262         NORTH LAS VEGAS            NV           89031 PUD                  Primary        360
15852296         LFS05650040299         APOLLO BEACH               FL           33572 Single Family        Primary        360
15852304         LFS05650040330         SCOTTSDALE                 AZ           85260 PUD                  Primary        360
15852312         LFS05650040357         CENTENNIAL                 CO           80121 Single Family        Primary        360
15852320         LFS05650040387         MIAMI                      FL           33189 Condominium          Primary        360
15852346         LFS05650040414         ATWATER                    CA           95301 Single Family        Primary        360
15852353         LFS05650040417         LIVERMORE                  CA           94550 Single Family        Primary        360
15852361         LFS05650040446         TUCSON                     AZ           85757 Single Family        Primary        360
15852379         LFS05650040451         SCOTTSDALE                 AZ           85257 Single Family        Primary        360
15852403         LFS05650040500         LAS VEGAS                  NV           89120 Single Family        Primary        360
15852411         LFS05650040511         BROKEN ARROW               OK           74014 Single Family        Primary        360
15852437         LFS05650040545         OAKLEY                     CA           94561 Single Family        Primary        360
15852445         LFS05650040553         DAVIE                      FL           33325 PUD                  Primary        360
15852452         LFS05650040575         DELRAY BEACH               FL           33484 PUD                  Primary        360
15852460         LFS05650040580         MIAMI                      FL           33125 Single Family        Primary        360
15852478         LFS05650040621         MIAMI                      FL           33172 Condominium          Primary        360
15852486         LFS05650040622         TUCSON                     AZ           85705 Single Family        Primary        360
15852502         LFS05650040687         AUBURN                     WA           98092 Single Family        Primary        360
15852510         LFS05650040688         AUBURN                     WA           98092 Single Family        Primary        180
15852528         LFS05650040704         VALLEJO                    CA           94591 Single Family        Primary        360
15852536         LFS05650040711         HIALEAH                    FL           33018 Single Family        Primary        360
15852544         LFS05650040736         PHOENIX                    AZ           85009 Single Family        Primary        240
15852577         LFS05650040752         SANDY                      UT           84094 Single Family        Primary        360
15852593         LFS05650040813         KENT                       WA           98042 Single Family        Primary        360
15852619         LFS05650040845         SANTA ROSA                 CA           95409 Single Family        Primary        360
15852635         LFS05650040863         COLORADO SPRINGS           CO           80917 Single Family        Primary        360
15852643         LFS05650040870         MIAMI                      FL           33176 Single Family        Primary        360
15852650         LFS05650040926         ORLANDO                    FL           32827 Condominium          Primary        360
15852668         LFS05650040928         NORTH PORT                 FL           34287 Single Family        Primary        360
15852676         LFS05650041035         KISSIMMEE                  FL           34759 Single Family        Primary        360
15852684         LFS05650041056         BOCA RATON                 FL           33432 Condominium          Primary        360
15852726         LFS05650041141         PALM BEACH GARDENS         FL           33418 Single Family        Primary        360
15852734         LFS05650041208         COLLINSVILLE               OK           74021 PUD                  Primary        360
15852759         LFS05650041262         LONG BEACH                 CA           90802 Condominium          Primary        360
15852767         LFS05650041354         CAPE CORAL                 FL           33993 Single Family        Primary        360
15852775         LFS05650041422         SAVANNAH                   GA           31415 Single Family        Investor       360
15852783         LFS05650041426         PHOENIX                    AZ           85033 Single Family        Primary        360
15852809         LFS05650041465         DRAPER                     UT           84020 Single Family        Primary        360
15852817         LFS05650041466         DRAPER                     UT           84020 Single Family        Primary        180
15852833         LFS05650041498         BRENTWOOD                  CA           94513 Single Family        Primary        360
15852841         LFS05650041501         BRENTWOOD                  CA           94513 Single Family        Primary        180
15852866         LFS05650041514         MIAMI                      FL           33185 Single Family        Primary        360
15852874         LFS05650041525         ELK GROVE                  CA           95624 Single Family        Primary        360
15852882         LFS05650041534         CAMAS                      WA           98607 Single Family        Primary        360
15852890         LFS05650041536         CAMAS                      WA           98607 Single Family        Primary        180
15852908         LFS05650041570         MIAMI                      FL           33196 PUD                  Primary        360
15852916         LFS05650041586         DELTONA                    FL           32738 Single Family        Primary        360
15852924         LFS05650041610         HOMESTEAD                  FL           33033 Single Family        Primary        360
15852940         LFS05650041800         LEHIGH ACRES               FL           33971 Single Family        Primary        360
15852957         LFS05650041814         RICHMOND                   VA           23235 Single Family        Primary        360
15852965         LFS05650041865         SPOKANE                    WA           99202 Single Family        Primary        180
15773955         MFA0309201251440       Keystone Heights           FL           32656 Single Family        Primary        480
15774201         MFA0309201253583       Pompano Beach              FL           33069 Condominium          Primary        360
15774227         MFA0309201253944       Tampa                      FL           33624 PUD                  Primary        360
15777329         MFA0319101253036       BRIGHTON                   MI           48116 Single Family        Primary        360
15777394         MFA0319102252962       Waukesha                   WI           53186 Single Family        Primary        180
15777527         MFA0319201252835       Lake Worth                 FL           33467 Single Family        Primary        480
15777964         MFA0319601252619       Gilbert                    AZ           85297 PUD                  Primary        360
15660269         MMC0171000245538       Cabot                      PA           16023 Single Family        Primary        360
15660392         MMC0171000247581       Casa Grande                AZ           85222 PUD                  Primary        360
15660723         MMC0171000249259       Stockton                   CA           95205 Single Family        Primary        360
15661408         MMC0171000250819       Lakewood                   CO           80226 Single Family        Primary        360
15772668         MTS00710500429         Riverside                  CA           92507 Single Family        Primary        360
15772718         MTS00710500500         Yucaipa                    CA           92399 Single Family        Primary        360
15772726         MTS00710500503         LAS VEGAS                  NV           89122 Single Family        Primary        360
15772734         MTS00710500518         GROVELAND                  CA           95321 Single Family        Primary        360
15773658         MTS00910500353         Riverside                  CA           92503 Single Family        Primary        360
15773666         MTS00910500384         Los Angeles                CA           90022 2-4 Family           Primary        360
15659865         MYL01753506357         Indio                      CA           92201 Single Family        Primary        360
15772817         MYL01753506549         Riverside                  CA           92505 Single Family        Primary        360
15772825         MYL01753506705         Perris                     CA           92571 Single Family        Primary        360
15772833         MYL01753506781         Hawthorne                  CA           90250 Condominium          Primary        360
15772841         MYL017953506707        Bakersfield                CA           93312 Single Family        Primary        360
15384431         NCM0783759954          Miami                      FL           33147 Single Family        Primary        360
15435308         NEW1501002864056       Nicollet                   MN           56074 Single Family        Primary        360
15573736         NEW1602208449          Lake Worth                 FL           33462 Single Family        Primary        360
15614605         NEW1641004921570       Buena Park                 CA           90620 Single Family        Primary        360
15908403         NEW1721003987369       NORTH MIAMI                FL           33168 Single Family        Primary        360
15908429         NEW1721004047515       HENDERSON                  NV           89052 PUD                  Secondary      360
15908437         NEW1721004156022       BAKERSFIELD                CA           93313 Single Family        Primary        360
15908486         NEW1721004534409       BOSTON                     MA            2121 2-4 Family           Primary        360
15908569         NEW1721004757702       LOS ANGELES                CA           90063 2-4 Family           Primary        360
15908585         NEW1721004811412       LAWRENCE                   MA            1841 Single Family        Primary        360
15908601         NEW1721004828306       LOS ANGELES                CA           90002 2-4 Family           Primary        360
15908635         NEW1721004859807       APPLE VALLEY               CA           92308 2-4 Family           Secondary      360
15908668         NEW1721004881248       LOS ANGELES                CA           90003 Single Family        Primary        360
15908726         NEW1721004934977       ELMONT                     NY           11003 Single Family        Primary        360
15908734         NEW1721004950002       EASTHAMPTON                MA            1027 Single Family        Primary        360
15908767         NEW1721005024314       RED BLUFF                  CA           96080 Single Family        Primary        360
15908775         NEW1721005027829       HUNTINGTON                 NY           11743 Single Family        Primary        360
15908817         NEW1721005087844       OAKLAND                    CA           94603 Single Family        Primary        360
15908825         NEW1721005088870       LONG BEACH                 CA           90810 2-4 Family           Primary        360
15908858         NEW1721005105520       BROOKLYN                   NY           11234 2-4 Family           Primary        360
15908882         NEW1721005152229       LOS ANGELES                CA           90037 2-4 Family           Primary        360
15908890         NEW1721005201220       ROYAL PALM BEACH           FL           33411 Single Family        Primary        360
15908940         NEW1721005269988       SACRAMENTO                 CA           95828 Single Family        Primary        360
15908957         NEW1721005271635       STANTON                    CA           90680 Single Family        Primary        360
15908999         NEW1721005302549       LOS ANGELES                CA           90731 2-4 Family           Investor       360
15923998         NEW1721005365776       PHOENIX                    AZ           85031 Single Family        Primary        360
15909047         NEW1721005386236       VALLEJO                    CA           94591 Single Family        Primary        360
15909062         NEW1721005392577       LANESBORO                  MA            1237 Single Family        Primary        360
15909096         NEW1721005400648       SAN JOSE                   CA           95112 Single Family        Primary        360
15909112         NEW1721005419166       PHOENIX                    AZ           85043 Single Family        Investor       360
15909120         NEW1721005426407       DUARTE                     CA           91010 Condominium          Primary        360
15909138         NEW1721005430722       CARPENTERSVILLE            IL           60110 Single Family        Primary        360
15909146         NEW1721005451496       GARDNER                    KS           66030 Single Family        Primary        360
15909161         NEW1721005488493       LONG BEACH                 CA           90805 Single Family        Primary        360
15909179         NEW1721005492335       BREA                       CA           92821 Single Family        Primary        360
15909203         NEW1721005511109       DOTHAN                     AL           36301 Single Family        Primary        360
15909211         NEW1721005514455       OZONE PARK                 NY           11417 2-4 Family           Primary        360
15909245         NEW1721005557970       CHICAGO                    IL           60649 2-4 Family           Investor       360
15909294         NEW1721005589810       DEDHAM                     MA            2026 Single Family        Primary        360
15909336         NEW1721005644911       BAKERSFIELD                CA           93304 Single Family        Primary        360
15909351         NEW1721005680300       LINCOLN                    AL           35096 Single Family        Primary        360
15909377         NEW1721005721891       NEW HAVEN                  CT            6515 Single Family        Primary        360
15909468         NEW1721005805220       SHELTON                    CT            6484 2-4 Family           Primary        360
15909518         NEW1721005839097       GERMANTOWN                 MD           20874 Condominium          Primary        360
15909609         NEW1721005945374       FERNLEY                    NV           89408 Single Family        Secondary      360
15909625         NEW1721005949192       BAYSIDE                    NY           11364 2-4 Family           Primary        360
15909674         NEW1721005974813       BROOKLYN                   NY           11221 2-4 Family           Primary        360
15909724         NEW1721005987845       SPRINGFIELD                VA           22150 Single Family        Primary        360
15909757         NEW1721005990751       BUCKEYE                    AZ           85326 PUD                  Investor       360
15909765         NEW1721005998174       HONOLULU                   HI           96821 Single Family        Primary        360
15909823         NEW1721006046414       LOS ANGELES                CA           90044 Single Family        Primary        360
15909856         NEW1721006052497       ROY                        UT           84067 Single Family        Primary        360
15909880         NEW1721006070495       LAREDO                     TX           78043 Single Family        Primary        360
15909898         NEW1721006071216       BELFAIR                    WA           98528 Single Family        Primary        360
15909922         NEW1721006083114       LAS VEGAS                  NV           89135 PUD                  Secondary      360
15909948         NEW1721006099704       WASHINGTON                 DC           20002 Single Family        Primary        360
15910011         NEW1721006132357       ALTAMONTE SPRINGS          FL           32701 Single Family        Primary        360
15910045         NEW1721006139476       RICHMOND                   MN           56368 Single Family        Primary        360
15910052         NEW1721006140311       JACKSONVILLE               FL           32244 Single Family        Secondary      360
15910060         NEW1721006152432       SAN ANTONIO                TX           78224 Single Family        Primary        360
15910078         NEW1721006153538       PHOENIX,                   AZ           85044 Single Family        Investor       360
15910086         NEW1721006156009       STOUGHTON                  MA            2072 Single Family        Investor       360
15910094         NEW1721006157295       LA MIRADA                  CA           90638 Single Family        Primary        360
15910102         NEW1721006161173       GLENDALE                   CA           91206 Condominium          Primary        360
15910110         NEW1721006165721       ZEPHYRHILLS                FL           33540 PUD                  Secondary      360
15910136         NEW1721006173302       LANCASTER                  CA           93536 Single Family        Primary        360
15910144         NEW1721006179404       WEST PALM BEACH            FL           33411 Single Family        Secondary      360
15910151         NEW1721006182098       SCITUATE                   MA            2066 Single Family        Primary        360
15910169         NEW1721006186030       MORENO VALLEY              CA           92555 Single Family        Primary        360
15910177         NEW1721006187333       CORONA                     CA           92880 Single Family        Primary        360
15910201         NEW1721006190908       SANTA ROSA                 CA           95404 Single Family        Primary        360
15910219         NEW1721006196671       FONTANA                    CA           92335 2-4 Family           Primary        360
15910235         NEW1721006200899       NORWOOD                    MA            2062 Single Family        Primary        360
15910284         NEW1721006217934       PHOENIX                    AZ           85034 Single Family        Primary        360
15910367         NEW1721006227558       LORTON                     VA           22079 PUD                  Primary        360
15910383         NEW1721006228637       PHOENIX                    AZ           85041 Single Family        Primary        360
15910409         NEW1721006232105       DORAL                      FL           33172 PUD                  Primary        360
15910425         NEW1721006238430       SAN BERNARDINO             CA           92411 2-4 Family           Primary        360
15910466         NEW1721006245128       SHREVEPORT                 LA           71104 Single Family        Primary        360
15910490         NEW1721006253886       ONTARIO                    CA           91761 Single Family        Primary        360
15910524         NEW1721006259504       TWENTYNINE PALMS           CA           92277 2-4 Family           Investor       360
15910540         NEW1721006264482       NORFOLK                    VA           23508 Single Family        Primary        360
15910557         NEW1721006267577       WASHINGTON                 UT           84780 Single Family        Primary        360
15910565         NEW1721006268157       ROCKLIN                    CA           95765 Single Family        Primary        360
15910573         NEW1721006269361       BAKERSFIELD                CA           93305 2-4 Family           Investor       360
15910581         NEW1721006271269       HAYWARD                    CA           94541 PUD                  Primary        360
15910599         NEW1721006274934       PHOENIX                    AZ           85008 Single Family        Primary        360
15910631         NEW1721006280810       WESLEY CHAPEL              FL           33543 Single Family        Primary        360
15910649         NEW1721006282998       PORT HUENEME               CA           93041 Condominium          Primary        360
15910680         NEW1721006294360       TOWN OF APPLE VALLEY       CA           92308 Single Family        Primary        360
15910706         NEW1721006294869       VALLEJO                    CA           94589 Single Family        Primary        360
15910763         NEW1721006307481       HOOPA                      CA           95546 Single Family        Primary        360
15910771         NEW1721006307551       COQUILLE                   OR           97423 Single Family        Primary        360
15910797         NEW1721006309185       MIAMI                      FL           33161 2-4 Family           Primary        360
15910821         NEW1721006329813       DELRAY BEACH               FL           33445 PUD                  Primary        360
15910839         NEW1721006330222       MIAMI                      FL           33172 Condominium          Primary        360
15910847         NEW1721006332122       HICKSVILLE                 NY           11801 Single Family        Primary        360
15910888         NEW1721006343209       LOUISVILLE                 KY           40245 Single Family        Primary        360
15910896         NEW1721006347312       SUN VALLEY                 CA           91352 Single Family        Primary        360
15910912         NEW1721006350450       CORPUS CHRISTI             TX           78418 Single Family        Primary        360
15910920         NEW1721006351743       LOS ANGELES                CA           90027 2-4 Family           Investor       360
15910938         NEW1721006353359       BALTIMORE                  MD           21244 Single Family        Primary        360
15910946         NEW1721006355936       ARVIN                      CA           93203 Single Family        Primary        360
15910979         NEW1721006359406       PHOENIX                    AZ           85013 PUD                  Primary        360
15910995         NEW1721006363311       WAKEFIELD                  MA            1880 2-4 Family           Primary        360
15911019         NEW1721006367264       APOLLO BEACH               FL           33572 PUD                  Primary        360
15911035         NEW1721006373934       KEYSTONE HEIGHTS           FL           32656 Single Family        Primary        360
15911043         NEW1721006374309       DIAMOND BAR                CA           91765 Single Family        Primary        360
15911050         NEW1721006375120       SEAFORD                    NY           11783 Single Family        Primary        360
15911068         NEW1721006375166       SAYLORSBURG                PA           18353 Single Family        Primary        360
15911076         NEW1721006378289       JOURDANTON                 TX           78026 Single Family        Primary        360
15911084         NEW1721006378617       HIALEAH                    FL           33013 Single Family        Primary        360
15911100         NEW1721006381042       BALDWIN                    NY           11510 Single Family        Primary        360
15911126         NEW1721006394467       SAN ANTONIO                TX           78223 2-4 Family           Investor       360
15911142         NEW1721006396161       GAINESVILLE                FL           32607 PUD                  Primary        360
15911159         NEW1721006396893       BROOKLYN                   NY           11203 Single Family        Primary        360
15911167         NEW1721006397570       NAPLES                     FL           34104 Condominium          Investor       360
15911183         NEW1721006398472       MIAMI                      FL           33169 Single Family        Investor       360
15911233         NEW1721006400174       PINELLAS PARK              FL           33782 Single Family        Primary        360
15911241         NEW1721006401538       SAN ANTONIO                TX           78210 2-4 Family           Investor       360
15911274         NEW1721006406631       STOCKTON                   CA           95210 Single Family        Primary        360
15911282         NEW1721006411064       SACRAMENTO                 CA           95842 Single Family        Primary        360
15911324         NEW1721006412170       MONTEBELLO                 CA           90640 Single Family        Primary        360
15911373         NEW1721006415079       FAIRFIELD                  CA           94533 Single Family        Primary        360
15911381         NEW1721006415435       COLTON                     CA           92324 Condominium          Primary        360
15911399         NEW1721006416808       BRENTWOOD                  MD           20722 Single Family        Primary        360
15911423         NEW1721006418593       BROOKLYN                   NY           11203 Single Family        Primary        360
15911449         NEW1721006421197       LYNCHBURG                  VA           24501 Single Family        Primary        360
15911456         NEW1721006422793       COVINGTON                  WA           98042 Single Family        Primary        360
15911472         NEW1721006428626       CYPRESS                    TX           77429 Single Family        Primary        360
15911480         NEW1721006430105       OAKLAND                    CA           94603 Single Family        Primary        360
15911498         NEW1721006431523       LITTLEROCK                 CA           93543 Single Family        Primary        360
15911514         NEW1721006435459       MARTINEZ                   CA           94553 Single Family        Primary        360
15911530         NEW1721006438321       VINE GROVE                 KY           40175 Single Family        Investor       360
15911555         NEW1721006442557       LOS ANGELES                CA           90047 Single Family        Primary        360
15911563         NEW1721006443547       QUEENS VILLAGE             NY           11429 Single Family        Primary        360
15911571         NEW1721006444083       RENTON                     WA           98058 Single Family        Primary        360
15911589         NEW1721006444724       INDIANAPOLIS               IN           46219 Single Family        Primary        360
15911597         NEW1721006446018       WESTBURY                   NY           11590 Single Family        Primary        360
15911605         NEW1721006446820       COLUMBIA                   MD           21045 Condominium          Primary        360
15911647         NEW1721006450164       TAMARAC                    FL           33321 Condominium          Primary        360
15911662         NEW1721006452028       HOMESTEAD                  FL           33033 Condominium          Investor       360
15911688         NEW1721006453321       MIAMI                      FL           33167 2-4 Family           Primary        180
15911704         NEW1721006455622       SCOTTS VALLEY              CA           95066 Single Family        Primary        360
15911720         NEW1721006456382       RIALTO                     CA           92376 Single Family        Primary        360
15911738         NEW1721006456587       PACOIMA                    CA           91331 Condominium          Secondary      360
15911753         NEW1721006459487       BROOKLYN                   NY           11237 2-4 Family           Primary        360
15911779         NEW1721006461508       CHICAGO                    IL           60647 2-4 Family           Primary        360
15911811         NEW1721006465700       BOWIE                      MD           20715 PUD                  Primary        360
15911829         NEW1721006466406       NEW PALTZ                  NY           12561 Condominium          Primary        360
15911886         NEW1721006478153       LOWELL                     MA            1851 2-4 Family           Investor       360
15911894         NEW1721006479303       SARASOTA                   FL           34234 Single Family        Primary        360
15911902         NEW1721006479474       BLOOMINGTON AREA           CA           92316 Single Family        Primary        360
15911910         NEW1721006479492       WEST HEMPSTEAD             NY           11552 Single Family        Primary        360
15911936         NEW1721006481586       WARWICK                    NY           10990 Single Family        Primary        360
15911944         NEW1721006481728       GRANBY                     CT            6035 Single Family        Primary        360
15911951         NEW1721006482610       MIAMI                      FL           33129 2-4 Family           Primary        360
15912009         NEW1721006492636       MIAMI BEACH                FL           33140 Condominium          Investor       360
15912017         NEW1721006494796       ESCALON                    CA           95320 Single Family        Primary        360
15912025         NEW1721006494947       LYNWOOD                    CA           90262 Single Family        Primary        360
15912058         NEW1721006497677       STEPHENS CITY              VA           22655 Single Family        Primary        360
15912066         NEW1721006498024       RENTON                     WA           98058 Single Family        Primary        360
15912074         NEW1721006498337       WARREN                     OR           97053 Single Family        Primary        360
15912132         NEW1721006505579       CHULA VISTA                CA           91910 Single Family        Primary        360
15912140         NEW1721006507336       BAKERSFIELD                CA           93309 Single Family        Primary        360
15912157         NEW1721006507675       SEDONA                     AZ           86336 Single Family        Primary        360
15912165         NEW1721006510288       LAS VEGAS                  NV           89123 Condominium          Investor       360
15912173         NEW1721006510974       BILLINGS                   MT           59105 Single Family        Primary        360
15912199         NEW1721006513757       TYNGSBORO                  MA            1879 Single Family        Primary        360
15912231         NEW1721006517940       LOMA LINDA                 CA           92354 Single Family        Primary        360
15912249         NEW1721006518510       MESA                       AZ           85212 PUD                  Primary        360
15912355         NEW1721006531434       RIVERSIDE                  CA           92504 Single Family        Primary        360
15912363         NEW1721006532040       SEFFNER                    FL           33584 Single Family        Primary        360
15912371         NEW1721006532335       SANFORD                    FL           32773 PUD                  Primary        360
15912397         NEW1721006532629       DOWNEY                     CA           90240 Single Family        Primary        360
15912405         NEW1721006533030       PHOENIX                    AZ           85035 Single Family        Primary        360
15912413         NEW1721006533478       MORENO VALLEY              CA           92553 Single Family        Primary        360
15912421         NEW1721006533511       MILILANI                   HI           96789 PUD                  Primary        360
15912454         NEW1721006535252       RIGBY                      ID           83442 Single Family        Primary        360
15912462         NEW1721006535608       PHILADELPHIA               PA           19154 Condominium          Primary        360
15912488         NEW1721006535993       BOYNTON BEACH              FL           33435 Single Family        Primary        360
15912512         NEW1721006537731       KIHEI                      HI           96753 Single Family        Primary        360
15912546         NEW1721006540781       SUITLAND                   MD           20746 Single Family        Primary        360
15912553         NEW1721006541085       NORWALK                    CA           90650 Single Family        Primary        360
15912587         NEW1721006543252       CYPRESS                    CA           90630 Single Family        Primary        360
15912595         NEW1721006543546       COMPTON                    CA           90222 Single Family        Investor       360
15912629         NEW1721006545839       MANTECA                    CA           95337 Single Family        Primary        360
15912678         NEW1721006552615       SEATTLE                    WA           98168 Single Family        Investor       360
15912686         NEW1721006554677       STOCKTON                   CA           95206 Single Family        Investor       360
15912728         NEW1721006562873       EASTHAMPTON                MA            1027 Single Family        Primary        360
15912744         NEW1721006564960       PHOENIX                    AZ           85041 Single Family        Primary        360
15912751         NEW1721006565237       PHOENIX                    AZ           85023 Single Family        Primary        360
15912769         NEW1721006565718       WEST SACRAMENTO            CA           95605 Single Family        Primary        360
15912801         NEW1721006570356       ORLANDO                    FL           32810 PUD                  Primary        360
15912827         NEW1721006572764       VENICE                     FL           34293 Single Family        Primary        360
15912850         NEW1721006574441       ALTAMONTE SPRINGS          FL           32701 Single Family        Primary        360
15912868         NEW1721006574575       PLYMOUTH                   NE           68424 Single Family        Primary        360
15912876         NEW1721006574959       GLENDALE                   AZ           85303 Single Family        Primary        360
15912884         NEW1721006576412       PHOENIX                    AZ           85029 Single Family        Primary        360
15912918         NEW1721006579703       RAYMOND                    WA           98577 Single Family        Investor       360
15912975         NEW1721006588212       CARSON                     CA           90746 Single Family        Primary        360
15913015         NEW1721006594991       MIAMI                      FL           33177 Single Family        Primary        360
15913031         NEW1721006595464       GALT                       CA           95632 Single Family        Primary        360
15913106         NEW1721006602928       MADERA                     CA           93637 Single Family        Primary        360
15913114         NEW1721006603446       LAKEWOOD                   CA           90712 Single Family        Primary        360
15913130         NEW1721006604294       AUSTIN                     TX           78758 2-4 Family           Investor       360
15913148         NEW1721006607157       DENVER                     CO           80221 Single Family        Investor       360
15913171         NEW1721006610232       MANTECA                    CA           95337 Single Family        Primary        360
15913189         NEW1721006612418       KIHEI                      HI           96753 Single Family        Secondary      360
15913197         NEW1721006613541       WAREHAM                    MA            2571 Single Family        Primary        360
15913205         NEW1721006617823       EAGAR                      AZ           85925 Single Family        Primary        360
15913213         NEW1721006617869       NORFOLK                    VA           23509 Single Family        Primary        360
15913239         NEW1721006623371       MIAMI                      FL           33015 Single Family        Primary        360
15913247         NEW1721006624174       CASTROVILLE                CA           95012 Single Family        Primary        360
15913254         NEW1721006625930       VICTORVILLE                CA           92392 Single Family        Primary        360
15913262         NEW1721006626369       SAINT PETERSBURG           FL           33703 Single Family        Primary        360
15913270         NEW1721006626680       STOCKTON                   CA           95215 Single Family        Primary        360
15913288         NEW1721006626760       CHANDLER                   AZ           85226 PUD                  Primary        360
15913296         NEW1721006630158       LAMONT                     CA           93241 Single Family        Primary        360
15913304         NEW1721006631629       NORFOLK                    VA           23505 2-4 Family           Primary        360
15913312         NEW1721006632566       HARTFORD                   CT            6114 2-4 Family           Investor       360
15913320         NEW1721006635359       VISALIA                    CA           93292 Single Family        Primary        360
15913338         NEW1721006635402       YUCAIPA                    CA           92399 PUD                  Primary        360
15913353         NEW1721006637106       SAN JOSE                   CA           95123 Single Family        Primary        360
15913395         NEW1721006644465       LOS ANGELES                CA           90037 Single Family        Investor       360
15913403         NEW1721006644660       MURRIETA                   CA           92563 Single Family        Primary        360
15913411         NEW1721006648675       FREEPORT                   NY           11520 Single Family        Primary        360
15913429         NEW1721006651045       CASSELBERRY                FL           32707 PUD                  Primary        360
15913437         NEW1721006651893       BRADENTON                  FL           34208 Single Family        Primary        360
15913445         NEW1721006652749       ANNANDALE                  VA           22003 PUD                  Primary        360
15913478         NEW1721006659305       RIVERSIDE                  CA           92503 Single Family        Primary        360
15913494         NEW1721006660044       LAKE WORTH                 FL           33462 PUD                  Primary        360
15913502         NEW1721006661775       FOSTER                     RI            2825 Single Family        Primary        360
15913544         NEW1721006663087       BRANDON                    FL           33511 Single Family        Primary        360
15913551         NEW1721006663924       PHOENIX                    AZ           85016 Single Family        Primary        360
15913569         NEW1721006665030       BROOKLYN                   NY           11221 2-4 Family           Primary        360
15913577         NEW1721006665405       OCALA                      FL           34474 Single Family        Primary        360
15913593         NEW1721006666173       BAKERSFIELD                CA           93307 Single Family        Primary        360
15913650         NEW1721006669946       DUNNELLON                  FL           34431 Single Family        Primary        360
15913668         NEW1721006671087       NORWALK                    CA           90650 Single Family        Primary        360
15913692         NEW1721006673370       COMPTON                    CA           90221 2-4 Family           Primary        360
15913700         NEW1721006673487       STRATFORD                  CT            6614 Single Family        Primary        360
15913726         NEW1721006674707       BELLFLOWER                 CA           90706 Single Family        Investor       360
15913742         NEW1721006675136       MARGATE                    FL           33063 PUD                  Primary        360
15913759         NEW1721006676420       HOLLISTER                  CA           95023 Single Family        Primary        360
15913775         NEW1721006677848       LOS ANGELES                CA           90002 Single Family        Primary        360
15913809         NEW1721006680709       MATTITUCK                  NY           11952 Single Family        Primary        360
15913817         NEW1721006681030       PHOENIX                    AZ           85037 PUD                  Primary        360
15913825         NEW1721006681094       MODESTO                    CA           95355 PUD                  Primary        360
15913833         NEW1721006681316       MIAMI                      FL           33187 Single Family        Primary        360
15913841         NEW1721006681478       MENLO PARK                 CA           94025 Single Family        Primary        360
15913858         NEW1721006682002       ALEXANDRIA                 VA           22312 Single Family        Primary        360
15913866         NEW1721006682930       LANCASTER                  CA           93535 Single Family        Primary        360
15913882         NEW1721006683966       LOS ANGELES                CA           91304 Single Family        Primary        360
15913890         NEW1721006684064       BAKERSFIELD                CA           93307 Single Family        Investor       360
15913908         NEW1721006685401       VALRICO                    FL           33594 Single Family        Primary        360
15913924         NEW1721006686375       STATEN ISLAND              NY           10312 2-4 Family           Primary        360
15913932         NEW1721006686785       ARIZONA CITY               AZ           85223 Single Family        Primary        360
15913940         NEW1721006687579       SCOTCH PLAINS              NJ            7076 2-4 Family           Primary        360
15913965         NEW1721006690681       STOCKTON                   CA           95210 2-4 Family           Primary        360
15913973         NEW1721006690985       CLAREMONT                  CA           91711 Single Family        Primary        360
15913981         NEW1721006691779       SUISUN CITY                CA           94585 Single Family        Primary        360
15913999         NEW1721006692108       REDDING                    CA           96003 Single Family        Primary        360
15914005         NEW1721006693759       FORT MYERS                 FL           33913 PUD                  Primary        360
15914013         NEW1721006694366       MIAMI LAKES                FL           33018 Single Family        Primary        360
15914047         NEW1721006696140       PAWCATUCK                  CT            6379 Single Family        Primary        360
15914054         NEW1721006696480       NAPLES                     FL           34109 Single Family        Primary        360
15914070         NEW1721006697719       ISLANDIA                   NY           11749 Single Family        Primary        360
15914088         NEW1721006699094       BRISTOL                    RI            2809 Single Family        Primary        360
15914096         NEW1721006699254       CAPE FAIR                  MO           65624 Single Family        Primary        360
15914138         NEW1721006701606       HYDE PARK                  MA            2136 2-4 Family           Primary        360
15914146         NEW1721006702730       STEVENSON RANCH            CA           91381 Single Family        Primary        360
15914153         NEW1721006703347       SANTA ANA                  CA           92704 2-4 Family           Primary        360
15914187         NEW1721006705005       BAKERSFIELD                CA           93305 Single Family        Primary        360
15914203         NEW1721006706442       COLTON                     CA           92324 Single Family        Primary        360
15914211         NEW1721006707058       SAN BERNARDINO             CA           92404 2-4 Family           Primary        360
15914229         NEW1721006707138       NORWALK                    CA           90650 Single Family        Primary        360
15914237         NEW1721006708253       PEORIA                     AZ           85345 Single Family        Primary        360
15914245         NEW1721006709323       LOS ANGELES                CA           90037 Single Family        Primary        360
15914278         NEW1721006710099       HOMESTEAD                  FL           33030 Single Family        Primary        360
15914302         NEW1721006711169       EDGECOMB                   ME            4556 Single Family        Primary        360
15914328         NEW1721006712523       SUMMERVILLE                SC           29483 Single Family        Primary        360
15914336         NEW1721006712854       BELLWOOD                   IL           60104 Single Family        Primary        360
15914344         NEW1721006713470       MERRICK                    NY           11566 Single Family        Primary        360
15914377         NEW1721006715012       GILBERT                    AZ           85296 PUD                  Primary        360
15914385         NEW1721006715860       NAPA                       CA           94558 Single Family        Primary        360
15914393         NEW1721006716137       PLANTATION                 FL           33322 PUD                  Primary        240
15914401         NEW1721006717369       SUISUN CITY                CA           94585 Single Family        Primary        360
15914419         NEW1721006720809       WINTER HAVEN               FL           33884 PUD                  Secondary      360
15914427         NEW1721006720881       BAKERSFIELD                CA           93308 Single Family        Primary        360
15914435         NEW1721006723272       RANCHO CUCAMONGA           CA           91739 Single Family        Primary        360
15914443         NEW1721006723735       MAPLETON                   OR           97453 Single Family        Primary        360
15914476         NEW1721006727241       MORENO VALLEY              CA           92557 Single Family        Primary        360
15914492         NEW1721006727535       PEORIA                     AZ           85381 PUD                  Primary        360
15914518         NEW1721006728455       INGLEWOOD                  CA           90303 2-4 Family           Primary        360
15914534         NEW1721006729338       COLLEGE PARK               MD           20740 Single Family        Primary        360
15914542         NEW1721006729588       STOCKTON                   CA           95210 Single Family        Primary        360
15914559         NEW1721006729971       COMPTON                    CA           90220 Single Family        Primary        360
15914575         NEW1721006731129       WEST COVINA                CA           91792 Single Family        Primary        360
15914583         NEW1721006731628       CLOVIS                     CA           93611 Single Family        Primary        360
15914617         NEW1721006733261       NAPLES                     FL           34117 Single Family        Primary        360
15914633         NEW1721006735401       HOUSTON                    TX           77089 Single Family        Primary        180
15914641         NEW1721006736348       CHICAGO                    IL           60639 2-4 Family           Primary        360
15914658         NEW1721006737267       QUEENS VILLAGE             NY           11429 Single Family        Primary        360
15914666         NEW1721006737944       NORTH HILLS                CA           91343 Single Family        Primary        360
15914674         NEW1721006737962       PHOENIX                    AZ           85041 Single Family        Investor       360
15914724         NEW1721006745294       LANCASTER                  CA           93536 Single Family        Primary        360
15914732         NEW1721006745579       BAKERSFIELD                CA           93306 Single Family        Primary        360
15914740         NEW1721006746792       LA PUENTE                  CA           91744 Single Family        Primary        360
15914765         NEW1721006747675       WAIPAHU                    HI           96797 Condominium          Investor       360
15914807         NEW1721006748816       LOS ANGELES                CA           90003 Single Family        Primary        360
15914815         NEW1721006749708       PASADENA                   TX           77502 Single Family        Primary        360
15914823         NEW1721006750205       LOS ANGELES AREA           CA           90222 2-4 Family           Primary        360
15914831         NEW1721006750465       WHITEFISH                  MT           59937 Single Family        Primary        360
15914849         NEW1721006750946       LOS ANGELES                CA           90744 Single Family        Primary        360
15914856         NEW1721006751071       LAKELAND                   FL           33810 Single Family        Primary        360
15914864         NEW1721006751428       ELMA                       WA           98541 Single Family        Primary        360
15914898         NEW1721006754247       BRAINTREE                  MA            2184 Single Family        Primary        360
15914914         NEW1721006754719       MIRAMAR                    FL           33025 PUD                  Primary        360
15914930         NEW1721006755362       RICHBORO                   PA           18954 Single Family        Primary        360
15914948         NEW1721006755665       PORTSMOUTH                 VA           23701 Single Family        Primary        360
15914955         NEW1721006756030       CLEARWATER                 FL           33756 2-4 Family           Secondary      360
15914971         NEW1721006756316       TAMPA                      FL           33634 Single Family        Primary        360
15914997         NEW1721006758715       TAMPA                      FL           33616 Single Family        Primary        360
15915010         NEW1721006760365       MELBOURNE                  FL           32951 Single Family        Primary        360
15915028         NEW1721006760766       ONTARIO                    CA           91761 Condominium          Primary        360
15915036         NEW1721006760971       SAINT GEORGE               UT           84770 Single Family        Primary        360
15915051         NEW1721006763166       SARASOTA                   FL           34233 PUD                  Primary        360
15915069         NEW1721006763656       MIAMI                      FL           33176 Condominium          Primary        360
15915077         NEW1721006763852       PROVIDENCE                 RI            2908 2-4 Family           Investor       360
15915085         NEW1721006764664       MENTONE                    CA           92359 Single Family        Primary        360
15915101         NEW1721006767144       NOVATO                     CA           94947 Condominium          Primary        360
15915119         NEW1721006767448       HOUSTON                    TX           77037 Single Family        Primary        360
15915127         NEW1721006769204       BROOKLYN                   NY           11218 Single Family        Primary        360
15915135         NEW1721006769525       BOWIE                      MD           20715 Single Family        Primary        360
15915143         NEW1721006770336       ANAHEIM                    CA           92802 Single Family        Primary        360
15915150         NEW1721006770880       RIVERSIDE                  CA           92503 Single Family        Primary        360
15915176         NEW1721006771399       RIVERSIDE                  CA           92504 Single Family        Primary        360
15915184         NEW1721006773048       NORTHRIDGE                 CA           91324 Single Family        Primary        360
15915192         NEW1721006773226       BAKERSFIELD                CA           93307 Single Family        Primary        360
15915226         NEW1721006775251       HALLANDALE BEACH           FL           33009 Single Family        Investor       360
15915291         NEW1721006778908       WASHINGTON                 DC           20011 Single Family        Primary        360
15915309         NEW1721006780646       AREA OF MIDDLETOWN         CA           95461 Single Family        Primary        360
15915325         NEW1721006781164       MANHATTAN                  IL           60442 Single Family        Primary        360
15915333         NEW1721006781306       ORLANDO                    FL           32808 Single Family        Primary        360
15915374         NEW1721006784072       NORTH HOLLYWOOD            CA           91602 Single Family        Primary        360
15915382         NEW1721006784517       YUCAIPA                    CA           92399 PUD                  Primary        360
15915390         NEW1721006784919       TEMPE                      AZ           85284 Single Family        Primary        360
15915408         NEW1721006785712       LONG BEACH                 CA           90805 2-4 Family           Primary        360
15915432         NEW1721006787792       FRESNO                     CA           93706 Single Family        Primary        360
15915440         NEW1721006788041       STERLING                   VA           20164 PUD                  Primary        360
15915457         NEW1721006788531       PORTSMOUTH                 VA           23702 Single Family        Investor       360
15915473         NEW1721006789344       MIAMI                      FL           33055 Single Family        Primary        360
15917347         NEW1721006888102       HOLLYWOOD                  FL           33020 Single Family        Primary        360
15917354         NEW1721006888692       BROOKLYN                   NY           11203 2-4 Family           Primary        360
15917370         NEW1721006889717       WEST PALM BEACH            FL           33409 Single Family        Primary        360
15917396         NEW1721006890126       PALMDALE                   CA           93550 Single Family        Primary        360
15917412         NEW1721006890858       PALMDALE AREA              CA           93551 Single Family        Primary        360
15917420         NEW1721006892106       BEVERLY                    MA            1915 Condominium          Primary        360
15917438         NEW1721006892384       CORONA                     CA           92883 Single Family        Primary        360
15917446         NEW1721006892972       WINCHESTER                 CA           92596 Single Family        Primary        360
15917453         NEW1721006893659       PALO ALTO                  CA           94306 Single Family        Primary        360
15917461         NEW1721006893793       BOYTON BEACH               FL           33435 Single Family        Primary        360
15917479         NEW1721006894550       CHICAGO                    IL           60609 Single Family        Primary        360
15917487         NEW1721006895639       POTTSVILLE                 PA           17901 Single Family        Primary        360
15917495         NEW1721006895782       MIAMI GARDENS              FL           33056 Single Family        Primary        360
15917503         NEW1721006896139       GROTON                     CT            6340 2-4 Family           Investor       360
15917529         NEW1721006896166       MONTGOMERY                 IL           60538 PUD                  Primary        360
15917537         NEW1721006896273       WELLESLEY                  MA            2481 Single Family        Investor       360
15917552         NEW1721006896601       MIAMI                      FL           33172 Condominium          Primary        360
15917560         NEW1721006896754       ORLANDO                    FL           32809 Single Family        Primary        360
15917578         NEW1721006897138       LAS VEGAS                  NV           89128 Single Family        Primary        360
15917594         NEW1721006897432       MANTECA                    CA           95337 Single Family        Primary        360
15917602         NEW1721006898137       POMONA                     CA           91766 Single Family        Primary        360
15917628         NEW1721006898529       BRIDGEPORT                 CT            6605 2-4 Family           Investor       360
15917636         NEW1721006898734       HIALEAH                    FL           33013 Single Family        Primary        360
15917644         NEW1721006899216       MIAMI                      FL           33176 Single Family        Primary        360
15917669         NEW1721006900142       MIAMI                      FL           33128 Single Family        Primary        360
15917685         NEW1721006901677       AURORA                     CO           80017 Single Family        Investor       360
15917693         NEW1721006902471       GOODYEAR                   AZ           85338 PUD                  Primary        360
15917701         NEW1721006902541       HIGLEY                     AZ           85236 PUD                  Primary        360
15917719         NEW1721006903078       GREEN ACRES                FL           33463 Single Family        Secondary      360
15917727         NEW1721006903498       ORLANDO                    FL           32808 Single Family        Primary        360
15917743         NEW1721006905502       VALLEJO                    CA           94589 Single Family        Investor       360
15917768         NEW1721006906397       FORT LAUDERDALE            FL           33312 Single Family        Primary        360
15917784         NEW1721006906468       ADELANTO                   CA           92301 Single Family        Primary        360
15917800         NEW1721006906921       PHOENIX                    AZ           85044 PUD                  Primary        360
15917818         NEW1721006907243       SAINT ALBANS               NY           11412 Single Family        Primary        360
15917826         NEW1721006907421       WEST SPRINGFIELD           MA            1089 Single Family        Primary        360
15917842         NEW1721006909241       CHANDLER                   AZ           85224 PUD                  Primary        360
15917859         NEW1721006910177       BAKERSFIELD                CA           93305 Single Family        Primary        360
15917867         NEW1721006911390       DEERFIELD BEACH            FL           33441 Single Family        Investor       360
15917891         NEW1721006911960       NAPLES                     FL           34117 Single Family        Primary        360
15917909         NEW1721006912059       LEHIGH ACRES               FL           33971 Single Family        Secondary      360
15917917         NEW1721006912996       PHILADELPHIA               PA           19147 2-4 Family           Investor       360
15917933         NEW1721006913478       BRIDGETON                  NJ            8302 Single Family        Primary        360
15917941         NEW1721006913575       FRESNO                     CA           93703 Single Family        Primary        360
15917958         NEW1721006914388       IRVINGTON                  NJ            7111 Single Family        Primary        360
15917966         NEW1721006914903       BROOKLYN                   NY           11229 2-4 Family           Primary        360
15917974         NEW1721006915369       FT MYERS                   FL           33907 Single Family        Investor       360
15917982         NEW1721006915396       LOUISVILLE                 KY           40208 2-4 Family           Investor       180
15918006         NEW1721006916279       MODESTO                    CA           95350 Single Family        Investor       360
15918014         NEW1721006916698       SAINT ALBANS               NY           11412 2-4 Family           Primary        360
15918022         NEW1721006916929       CHANDLER                   AZ           85225 Single Family        Primary        360
15918030         NEW1721006917161       LAKELAND                   FL           33813 Single Family        Primary        360
15918048         NEW1721006917401       BRIDGEPORT                 CT            6606 2-4 Family           Primary        360
15918071         NEW1721006919855       LOS ANGELES                CA           90044 Single Family        Primary        360
15918089         NEW1721006920843       PHOENIX                    AZ           85037 Single Family        Primary        360
15918105         NEW1721006922468       RICHMOND                   CA           94804 Single Family        Investor       360
15918113         NEW1721006922896       CENTENNIAL                 CO           80122 Single Family        Primary        360
15918139         NEW1721006923494       PACIFICA                   CA           94044 Single Family        Primary        360
15918147         NEW1721006923831       WEST PALM BEACH            FL           33414 PUD                  Primary        360
15918154         NEW1721006924377       BISMARCK                   ND           58504 Single Family        Primary        360
15918162         NEW1721006924527       PALMDALE                   CA           93552 Single Family        Primary        360
15918170         NEW1721006924858       NEW SMYRNA BEACH           FL           32169 Single Family        Secondary      360
15918188         NEW1721006924983       GLENDALE                   AZ           85301 Single Family        Primary        360
15918196         NEW1721006926080       LATHROP                    CA           95330 Single Family        Primary        360
15918204         NEW1721006926222       ORLANDO                    FL           32828 PUD                  Primary        360
15918212         NEW1721006927873       DENAIR                     CA           95316 Single Family        Primary        360
15918220         NEW1721006928774       MIAMI                      FL           33181 Condominium          Investor       360
15918238         NEW1721006928881       ENCINO                     CA           91316 Condominium          Primary        360
15918246         NEW1721006929826       MARMORA                    NJ            8223 Single Family        Primary        360
15918253         NEW1721006929924       COLTON AREA                CA           92324 Single Family        Primary        360
15918261         NEW1721006930468       N. LAS VEGAS               NV           89085 PUD                  Primary        360
15918287         NEW1721006930798       MIRAMAR                    FL           33027 PUD                  Primary        360
15918295         NEW1721006931010       SACRAMENTO                 CA           95825 Single Family        Investor       360
15918303         NEW1721006931715       OXON HILL                  MD           20745 Single Family        Primary        360
15918311         NEW1721006932563       ALTADENA                   CA           91001 Single Family        Primary        360
15918329         NEW1721006932670       MONTEREY                   CA           93940 Single Family        Primary        360
15918337         NEW1721006932769       LANCASTER                  CA           93534 Single Family        Investor       360
15918345         NEW1721006933214       BALTIMORE                  MD           21244 Single Family        Primary        360
15918352         NEW1721006933438       RIALTO                     CA           92377 Single Family        Primary        360
15918378         NEW1721006933964       TAMPA                      FL           33629 Single Family        Primary        360
15918386         NEW1721006934785       LOS ANGELES                CA           90011 Single Family        Primary        360
15918402         NEW1721006935463       SACRAMENTO                 CA           95815 2-4 Family           Primary        360
15918410         NEW1721006936051       POMPANO BEACH              FL           33064 Single Family        Primary        360
15918428         NEW1721006937586       PHILLIPSTON                MA            1331 Single Family        Primary        360
15918444         NEW1721006939174       HIALEAH                    FL           33016 Single Family        Primary        360
15918477         NEW1721006940643       DELTONA                    FL           32725 Single Family        Secondary      360
15918485         NEW1721006941063       CHATSWORTH                 CA           91311 Single Family        Primary        360
15918493         NEW1721006941116       BELL GARDENS               CA           90201 2-4 Family           Primary        360
15918527         NEW1721006941599       LAS VEGAS                  NV           89115 Single Family        Primary        360
15918535         NEW1721006942062       KISSIMMEE                  FL           34744 PUD                  Investor       360
15918543         NEW1721006942231       CASTROVILLE                CA           95012 Single Family        Primary        360
15918550         NEW1721006942641       WEST PALM BEACH            FL           33415 Single Family        Primary        360
15918568         NEW1721006943301       ADELANTO                   CA           92301 Single Family        Primary        360
15918576         NEW1721006943560       LONG BEACH                 CA           90805 Single Family        Primary        360
15918584         NEW1721006943677       YORKTOWN                   NY           10598 Single Family        Primary        360
15918592         NEW1721006944426       HAMPTON                    NH            3842 Condominium          Primary        360
15918600         NEW1721006945675       ARLETA                     CA           91331 Single Family        Primary        360
15918618         NEW1721006945826       MIAMI                      FL           33185 Single Family        Primary        360
15918626         NEW1721006945844       LANCASTER                  CA           93535 Single Family        Primary        360
15918634         NEW1721006946111       MIAMI                      FL           33143 Condominium          Investor       360
15918642         NEW1721006946282       DOWNEY                     CA           90240 Single Family        Primary        360
15918659         NEW1721006946479       MELBOURNE                  FL           32901 Single Family        Secondary      360
15918667         NEW1721006946567       RENO                       NV           89506 Single Family        Primary        360
15918675         NEW1721006947058       CHATSWORTH AREA            CA           91311 Single Family        Primary        360
15918691         NEW1721006948093       ORLANDO                    FL           32824 PUD                  Primary        360
15918717         NEW1721006949047       RIPON                      CA           95366 Single Family        Investor       360
15918725         NEW1721006949083       LOS ANGELES                CA           90018 Single Family        Primary        360
15918733         NEW1721006949635       MOUNT SINAI                NY           11766 Single Family        Primary        360
15918758         NEW1721006950301       LOS ANGELES                CA           91406 Single Family        Primary        360
15918766         NEW1721006950757       ORLANDO                    FL           32810 Single Family        Investor       360
15918782         NEW1721006951989       VALLEJO                    CA           94589 Single Family        Primary        360
15918808         NEW1721006952354       PHILADELPHIA               PA           19149 Single Family        Primary        360
15918824         NEW1721006953308       FRESNO                     CA           93706 Single Family        Primary        360
15918832         NEW1721006953415       HOMER GLEN                 IL           60491 Single Family        Primary        360
15918840         NEW1721006953460       LONG BEACH                 CA           90804 2-4 Family           Investor       360
15918857         NEW1721006954860       LITTLETON                  CO           80123 Single Family        Investor       360
15918865         NEW1721006954968       MIAMI                      FL           33150 Single Family        Investor       360
15918873         NEW1721006955627       PASCO                      WA           99301 PUD                  Primary        360
15918881         NEW1721006956181       CORTE MADERA               CA           94925 Single Family        Primary        360
15918899         NEW1721006956332       SACRAMENTO                 CA           95829 Single Family        Primary        360
15918907         NEW1721006956341       SAN JOSE                   CA           95125 Single Family        Primary        360
15918915         NEW1721006956350       UPPER MARLBORO             MD           20774 PUD                  Primary        360
15918923         NEW1721006956608       OVIEDO                     FL           32765 PUD                  Primary        360
15918931         NEW1721006956742       PHILADELPHIA               PA           19111 Single Family        Primary        360
15918949         NEW1721006956939       GRANADA HILLS AREA         CA           91344 Single Family        Primary        360
15918956         NEW1721006957297       COSTA MESA                 CA           92626 Single Family        Primary        360
15918964         NEW1721006957796       SAN BERNARDINO             CA           92411 2-4 Family           Primary        360
15918972         NEW1721006957867       LOS ANGELES                CA           90003 Single Family        Primary        360
15918998         NEW1721006959115       LOS ANGELES                CA           90731 2-4 Family           Primary        360
15919012         NEW1721006960014       HAVERHILL                  MA            1830 2-4 Family           Primary        360
15919020         NEW1721006961031       AUBURNDALE                 FL           33823 Single Family        Primary        360
15919038         NEW1721006962995       WEAVERVILLE                CA           96093 Single Family        Primary        360
15919046         NEW1721006963235       COUNCIL                    ID           83612 Single Family        Primary        360
15919061         NEW1721006964902       VICTORVILLE                CA           92392 Single Family        Primary        360
15919079         NEW1721006964948       ROSAMOND                   CA           93560 Single Family        Primary        360
15919087         NEW1721006964957       SEATTLE                    WA           98144 PUD                  Primary        360
15919095         NEW1721006965019       VALLEJO                    CA           94591 Single Family        Primary        360
15919103         NEW1721006965439       GLENDALE                   CA           91207 Condominium          Primary        360
15919111         NEW1721006966063       SIMI VALLEY                CA           93063 Single Family        Primary        360
15919129         NEW1721006966232       RIDGECREST                 CA           93555 Single Family        Primary        360
15919137         NEW1721006966269       BROOKLYN                   NY           11211 2-4 Family           Primary        360
15919145         NEW1721006966349       PASO ROBLES                CA           93446 Single Family        Primary        360
15919152         NEW1721006966544       FRESNO                     CA           93726 Single Family        Primary        360
15919178         NEW1721006966982       SUNNY ISLES BEACH          FL           33160 High Rise Condo      Primary        360
15919186         NEW1721006967099       WOODBRIDGE                 VA           22193 Single Family        Primary        360
15919210         NEW1721006968418       GARDEN VALLEY              ID           83622 PUD                  Primary        360
15919228         NEW1721006968481       VALRICO                    FL           33594 PUD                  Primary        360
15919236         NEW1721006968613       SUNRISE                    FL           33326 Condominium          Primary        360
15919244         NEW1721006968999       SHELTON                    CT            6484 Single Family        Primary        360
15919269         NEW1721006969319       POMONA                     CA           91768 Single Family        Primary        360
15919277         NEW1721006969382       SAN JOSE                   CA           95135 Single Family        Primary        360
15919285         NEW1721006970806       MIAMI                      FL           33185 PUD                  Primary        360
15919293         NEW1721006970940       SAINT LOUIS                MO           63136 Single Family        Primary        360
15919301         NEW1721006971002       LODI                       CA           95242 Single Family        Primary        360
15919319         NEW1721006971379       ORLANDO                    FL           32824 PUD                  Primary        360
15919327         NEW1721006971716       LOS ANGELES                CA           90059 2-4 Family           Primary        360
15919343         NEW1721006972715       BREMERTON                  WA           98337 Single Family        Primary        360
15919350         NEW1721006972788       NORTH HIGHLANDS            CA           95660 2-4 Family           Investor       360
15919368         NEW1721006973590       MOUNTAIN VIEW              CA           94043 Condominium          Primary        360
15919376         NEW1721006974599       LA SELVA BEACH AREA        CA           95076 Single Family        Primary        360
15919384         NEW1721006975017       WINTER HAVEN               FL           33880 Single Family        Primary        360
15919392         NEW1721006975035       SARASOTA                   FL           34231 Single Family        Primary        360
15919400         NEW1721006975641       LOUISVILLE                 TN           37777 Single Family        Primary        360
15919418         NEW1721006976472       CASTAIC AREA               CA           91384 Single Family        Primary        360
15919434         NEW1721006977355       EAGAR                      AZ           85925 Single Family        Primary        360
15919442         NEW1721006977667       EMMONS                     MN           56029 Single Family        Primary        360
15919459         NEW1721006978176       PHOENIX                    AZ           85037 Single Family        Primary        360
15919475         NEW1721006980047       KAPAA                      HI           96746 Condominium          Primary        360
15919483         NEW1721006980109       HONOLULU                   HI           96819 Condominium          Primary        360
15919509         NEW1721006980341       HONOLULU                   HI           96815 Condominium          Primary        360
15919517         NEW1721006980788       STOCKTON                   CA           95206 Single Family        Investor       360
15919525         NEW1721006980993       OXNARD                     CA           93033 Single Family        Primary        360
15919533         NEW1721006981714       SHIRLEY                    NY           11967 Single Family        Primary        360
15919558         NEW1721006982704       LONGWOOD                   FL           32779 PUD                  Primary        360
15919608         NEW1721006985514       EFFORT                     PA           18330 Single Family        Primary        360
15919624         NEW1721006988101       PHOENIX                    AZ           85029 Single Family        Primary        360
15919632         NEW1721006988815       RIVERSIDE                  CA           92570 Single Family        Primary        360
15919640         NEW1721006989075       MIAMI                      FL           33142 Single Family        Primary        360
15919657         NEW1721006989137       HIGLEY                     AZ           85236 PUD                  Primary        360
15919665         NEW1721006989379       SAN DIEGO                  CA           92114 Single Family        Primary        360
15919673         NEW1721006990679       CHINO                      CA           91710 Single Family        Primary        360
15919707         NEW1721006992114       LAND O LAKES               FL           34639 PUD                  Primary        360
15919731         NEW1721006992926       ST. PETERSBURG             FL           33710 Single Family        Primary        360
15919756         NEW1721006993266       COCOA                      FL           32927 Single Family        Primary        360
15919764         NEW1721006993505       LOS ANGELES                CA           90002 Single Family        Primary        360
15919780         NEW1721006993701       NORWALK                    CA           90650 Single Family        Primary        360
15919798         NEW1721006993710       TEXARKANA                  AR           71854 Single Family        Primary        360
15919806         NEW1721006994808       ONTARIO                    CA           91761 2-4 Family           Primary        360
15919814         NEW1721006995102       MIAMI                      FL           33125 Condominium          Primary        360
15919830         NEW1721006996575       CHINO                      CA           91710 PUD                  Primary        360
15919848         NEW1721006996646       PALM HARBOR                FL           34683 PUD                  Primary        360
15919855         NEW1721006996664       MIAMI                      FL           33142 Single Family        Primary        360
15919871         NEW1721006998699       HOFFMAN ESTATES            IL           60192 Single Family        Primary        360
15919889         NEW1721006999199       MIAMI                      FL           33055 Single Family        Primary        360
15919913         NEW1721007000577       LOS ANGELES                CA           90047 Single Family        Primary        360
15919939         NEW1721007001184       RENO                       NV           89503 Single Family        Primary        360
15919947         NEW1721007001530       VIRGINIA BEACH             VA           23455 Single Family        Primary        360
15919954         NEW1721007002682       BAKERSFIELD                CA           93313 Single Family        Primary        360
15919970         NEW1721007002824       FONTANA                    CA           92335 Single Family        Primary        360
15919988         NEW1721007003048       DENVER                     CO           80205 Condominium          Primary        360
15919996         NEW1721007003191       NORTH HIGHLANDS            CA           95660 Single Family        Primary        360
15920010         NEW1721007003903       OAK LAWN                   IL           60453 Single Family        Primary        360
15920028         NEW1721007004822       MIRAMAR                    FL           33023 Single Family        Primary        360
15920036         NEW1721007004948       LOXAHATCHEE                FL           33470 Single Family        Primary        360
15920044         NEW1721007005689       LAKE WORTH                 FL           33463 Single Family        Secondary      360
15920051         NEW1721007005741       AURORA                     IL           60506 Single Family        Primary        360
15920077         NEW1721007006651       RIDGECREST                 CA           93555 Single Family        Primary        360
15920085         NEW1721007007268       LAKE PARK                  FL           33403 Single Family        Primary        360
15920135         NEW1721007009319       JACKSONVILLE               FL           32226 Single Family        Primary        360
15920143         NEW1721007009756       DUNEDIN                    FL           34698 Single Family        Primary        360
15920150         NEW1721007011789       SALT LAKE CITY             UT           84118 Single Family        Primary        360
15920168         NEW1721007012635       SAN BERNARDINO             CA           92411 2-4 Family           Investor       360
15920184         NEW1721007014385       TARPON SPRINGS             FL           34689 Single Family        Investor       360
15920192         NEW1721007014544       NEWARK                     NJ            7103 2-4 Family           Investor       360
15920200         NEW1721007014802       CAPE CORAL                 FL           33909 Single Family        Secondary      360
15920218         NEW1721007014866       NEWARK                     NJ            7108 Single Family        Primary        360
15920234         NEW1721007015393       EDMONDS                    WA           98020 Single Family        Primary        360
15920242         NEW1721007015874       SIGNAL HILL                CA           90755 2-4 Family           Primary        360
15920259         NEW1721007017104       HAMPTON                    VA           23666 Single Family        Primary        360
15920267         NEW1721007017541       SIMI VALLEY                CA           93063 Single Family        Primary        360
15920283         NEW1721007018826       PROVIDENCE                 RI            2905 Single Family        Primary        360
15920309         NEW1721007019433       SANTA CLARITA              CA           91387 PUD                  Primary        360
15920317         NEW1721007019807       LOS ANGELES                CA           90023 2-4 Family           Primary        360
15920325         NEW1721007020001       ARVADA                     CO           80007 PUD                  Primary        360
15920333         NEW1721007020154       BRIDGEPORT                 CT            6608 2-4 Family           Primary        360
15920341         NEW1721007020403       PORT HUENEME               CA           93041 Single Family        Primary        360
15920358         NEW1721007020458       SAN FERNANDO               CA           91340 Single Family        Primary        360
15920366         NEW1721007020939       HAGERSTOWN                 MD           21742 Single Family        Primary        360
15920382         NEW1721007021705       MIAMI                      FL           33179 Condominium          Primary        360
15920390         NEW1721007022018       GRAND PRAIRIE              TX           75054 PUD                  Secondary      360
15920408         NEW1721007022072       WEST SPRINGFIELD           MA            1089 Single Family        Primary        360
15920424         NEW1721007023874       HERMITAGE                  TN           37076 PUD                  Investor       360
15920432         NEW1721007023954       CASTLE ROCK                CO           80109 Single Family        Primary        360
15920457         NEW1721007024953       MIAMI                      FL           33185 PUD                  Primary        360
15920473         NEW1721007025907       YUCAIPA                    CA           92399 Single Family        Primary        360
15920481         NEW1721007026880       VENTURA                    CA           93004 Single Family        Primary        360
15920499         NEW1721007027013       FONTANA                    CA           92336 PUD                  Primary        360
15920507         NEW1721007027816       HONOLULU                   HI           96815 Condominium          Primary        360
15920515         NEW1721007028316       ORANGE                     CA           92868 Condominium          Primary        360
15920523         NEW1721007028628       CROSS JUNCTION             VA           22625 PUD                  Primary        360
15920531         NEW1721007028851       NAPLES                     FL           34116 Single Family        Investor       360
15920549         NEW1721007029066       PUNTA GORDA                FL           33950 Condominium          Primary        360
15920564         NEW1721007029663       KISSIMMEE                  FL           34743 PUD                  Primary        360
15920572         NEW1721007029690       CENTREVILLE                VA           20121 PUD                  Primary        360
15920580         NEW1721007029869       OPA LOCKA                  FL           33056 Single Family        Primary        360
15920598         NEW1721007030009       EFFORT                     PA           18330 PUD                  Primary        360
15920606         NEW1721007030704       ORLANDO                    FL           32832 PUD                  Secondary      360
15920614         NEW1721007030919       BURNEY                     CA           96013 Single Family        Primary        360
15920630         NEW1721007032551       LA PUENTE                  CA           91744 Single Family        Primary        360
15920648         NEW1721007032793       SEATTLE                    WA           98108 Single Family        Investor       360
15920671         NEW1721007033989       HENDERSON                  CO           80640 PUD                  Primary        360
15920697         NEW1721007034354       MANCHESTER                 CT            6040 Single Family        Primary        360
15920713         NEW1721007034728       PORT SAINT LUCIE           FL           34952 Single Family        Investor       360
15920721         NEW1721007034853       DOWNINGTOWN                PA           19335 Single Family        Primary        360
15920739         NEW1721007036450       ORLANDO                    FL           32818 PUD                  Primary        360
15920747         NEW1721007036815       YUCCA VALLEY               CA           92284 Single Family        Primary        360
15920754         NEW1721007037690       GUERNEVILLE                CA           95446 Single Family        Primary        360
15920762         NEW1721007037743       WARWICK                    RI            2888 Single Family        Primary        360
15920770         NEW1721007038724       STOCKTON                   CA           95206 Single Family        Primary        360
15920788         NEW1721007038751       ONTARIO                    CA           91764 Single Family        Primary        360
15920796         NEW1721007038804       LYNWOOD                    CA           90262 Single Family        Primary        360
15920804         NEW1721007039144       HOMESTEAD                  FL           33033 Single Family        Primary        360
15920812         NEW1721007039242       ADELANTO                   CA           92301 Single Family        Primary        360
15920846         NEW1721007039723       ROWLAND HEIGHTS            CA           91748 Single Family        Primary        360
15920853         NEW1721007039947       LOS ANGELES                CA           90003 Single Family        Investor       360
15920879         NEW1721007040659       FRESNO                     CA           93710 Single Family        Primary        360
15920887         NEW1721007041355       RIDGECREST                 CA           93555 Single Family        Primary        360
15920895         NEW1721007041426       KEANSBURG                  NJ            7734 Condominium          Investor       360
15920903         NEW1721007041523       CHICAGO                    IL           60632 2-4 Family           Primary        360
15920911         NEW1721007041989       SAN DIEGO                  CA           92113 Single Family        Primary        360
15920929         NEW1721007042390       TAMPA                      FL           33615 PUD                  Primary        360
15920937         NEW1721007043442       DESTIN                     FL           32541 Condominium          Investor       360
15920945         NEW1721007043665       NORTH LAS VEGAS            NV           89031 Single Family        Investor       360
15920952         NEW1721007043898       OPA LOCKA                  FL           33056 Single Family        Primary        360
15920960         NEW1721007044520       HAWTHORNE                  CA           90250 Single Family        Primary        360
15920978         NEW1721007044655       MIAMI                      FL           33185 Single Family        Primary        360
15920986         NEW1721007045887       ORLANDO                    FL           32810 Condominium          Secondary      360
15920994         NEW1721007045949       SYLVANIA                   OH           43560 Single Family        Primary        360
15921000         NEW1721007046298       SHELBY                     NC           28152 Single Family        Primary        360
15921018         NEW1721007047304       PORT SAINT LUCIE           FL           34983 Single Family        Primary        360
15921026         NEW1721007047572       PHOENIX                    AZ           85017 Single Family        Primary        360
15921034         NEW1721007047643       JOPLIN                     MO           64801 Single Family        Primary        360
15921042         NEW1721007048893       FONTANA                    CA           92335 Condominium          Primary        360
15921059         NEW1721007049829       SAN BERNARDINO             CA           92404 Single Family        Primary        360
15921067         NEW1721007049954       LA PUENTE                  CA           91744 Single Family        Primary        360
15921075         NEW1721007050111       SANTA MONICA               CA           90405 Single Family        Primary        360
15921083         NEW1721007050451       PERRIS                     CA           92571 Single Family        Primary        360
15921091         NEW1721007052299       IRVINGTON                  NJ            7111 Single Family        Primary        360
15921109         NEW1721007053038       PARTLOW                    VA           22534 Single Family        Primary        360
15921117         NEW1721007053118       LOS ANGELES                CA           90044 Single Family        Primary        360
15921125         NEW1721007053724       TAMPA                      FL           33603 Single Family        Primary        360
15921133         NEW1721007053859       ALEXANDRIA                 VA           22309 PUD                  Investor       360
15921141         NEW1721007054108       MOUNTAIN HOME              AR           72653 Single Family        Primary        360
15921158         NEW1721007054215       ALEXANDRIA                 VA           22309 PUD                  Investor       360
15921166         NEW1721007054581       ALEXANDRIA                 VA           22309 Single Family        Investor       360
15921174         NEW1721007054741       MESA                       AZ           85212 PUD                  Primary        360
15921190         NEW1721007060672       MANASSAS                   VA           20110 Single Family        Primary        360
15921224         NEW1721007061742       LOS ANGELES                CA           90003 Single Family        Primary        360
15921232         NEW1721007061859       BUDA                       TX           78610 PUD                  Primary        360
15921240         NEW1721007061895       LOS ANGELES                CA           90001 2-4 Family           Primary        360
15921257         NEW1721007062082       HEWLETT                    NY           11557 Single Family        Primary        360
15921273         NEW1721007063517       PORT CHARLOTTE             FL           33952 Single Family        Investor       360
15921307         NEW1721007063857       AUBURN                     CA           95603 PUD                  Primary        360
15921315         NEW1721007064062       LAS VEGAS                  NV           89141 PUD                  Investor       360
15921323         NEW1721007064268       SAN ANTONIO                TX           78240 PUD                  Primary        360
15921331         NEW1721007064758       BAKERSFIELD                CA           93305 Single Family        Primary        360
15921349         NEW1721007065212       RIVERSIDE                  CA           92507 Single Family        Primary        360
15921364         NEW1721007065347       DAYTONA BEACH              FL           32114 Single Family        Investor       360
15921372         NEW1721007065579       LAS VEGAS                  NV           89149 PUD                  Primary        360
15921398         NEW1721007066177       HARLINGEN                  TX           78550 2-4 Family           Investor       360
15921406         NEW1721007066337       POCONO SUMMIT              PA           18346 Single Family        Primary        360
15921414         NEW1721007066346       DAYTON                     NV           89403 Single Family        Primary        360
15921430         NEW1721007066435       CHICAGO                    IL           60639 Single Family        Primary        360
15921448         NEW1721007066756       COMPTON                    CA           90221 Single Family        Primary        360
15921455         NEW1721007067531       LOS ANGELES                CA           91311 2-4 Family           Investor       360
15921463         NEW1721007067826       BEACON                     NY           12508 Single Family        Primary        360
15921471         NEW1721007068219       LOS ANGELES                CA           91311 2-4 Family           Investor       360
15921489         NEW1721007068317       LOS ANGELES                CA           91331 Single Family        Primary        360
15921497         NEW1721007068754       LOS ANGELES                CA           91311 2-4 Family           Investor       360
15921505         NEW1721007068834       BAYSHORE                   NY           11706 Single Family        Primary        360
15921513         NEW1721007069138       WOODBRIDGE                 VA           22193 PUD                  Primary        360
15921539         NEW1721007069922       VACAVILLE                  CA           95688 Single Family        Primary        360
15921554         NEW1721007071526       PALMDALE                   CA           93550 Single Family        Primary        360
15921570         NEW1721007072650       DELTONA                    FL           32738 Single Family        Primary        360
15921588         NEW1721007072767       WESLEY CHAPEL              FL           33543 Single Family        Primary        360
15921596         NEW1721007073178       KAILUA                     HI           96734 Single Family        Primary        360
15921604         NEW1721007073793       YORBA LINDA                CA           92886 Condominium          Primary        360
15921612         NEW1721007073800       PINON HILLS                CA           92372 Single Family        Primary        360
15921620         NEW1721007075309       SAINT ALBANS               NY           11412 Single Family        Primary        360
15921638         NEW1721007075425       LONGWOOD                   FL           32750 Single Family        Primary        360
15921646         NEW1721007076040       JANESVILLE                 WI           53548 Single Family        Primary        360
15921653         NEW1721007076889       CORRYTON                   TN           37721 Single Family        Primary        360
15921661         NEW1721007077557       FAIRFAX                    VA           22032 Single Family        Primary        360
15921679         NEW1721007078306       DELTONA                    FL           32738 Single Family        Primary        360
15921687         NEW1721007078397       DOYLE                      CA           96109 Single Family        Primary        360
15921703         NEW1721007078618       DANIA                      FL           33312 Single Family        Primary        360
15921737         NEW1721007078841       EVERETT                    MA            2149 Condominium          Primary        360
15921745         NEW1721007079038       HIALEAH                    FL           33012 Single Family        Primary        360
15921752         NEW1721007080197       AUBURN                     CA           95603 PUD                  Primary        360
15921760         NEW1721007080446       NORTH LAS VEGAS            NV           89032 Single Family        Primary        360
15921778         NEW1721007080972       STOCKTON                   CA           95219 Condominium          Primary        360
15921786         NEW1721007083461       RICHMOND                   VA           23223 Single Family        Primary        360
15921794         NEW1721007083577       BLOOMFIELD                 NJ            7003 Single Family        Investor       360
15921810         NEW1721007085771       TUCSON                     AZ           85743 PUD                  Secondary      360
15921828         NEW1721007085968       HOPELAWN                   NJ            8861 Single Family        Primary        360
15921851         NEW1721007088073       ORLANDO                    FL           32818 PUD                  Secondary      360
15921877         NEW1721007091327       LOS ANGELES                CA           90061 Single Family        Primary        360
15921885         NEW1721007092282       LITTLETON                  MA            1460 Single Family        Primary        360
15921893         NEW1721007092442       ANCHORAGE                  AK           99507 Single Family        Primary        360
15921901         NEW1721007093012       RIALTO                     CA           92377 Single Family        Primary        360
15921919         NEW1721007093502       TEHACHAPI                  CA           93561 Single Family        Investor       360
15921927         NEW1721007093959       MIAMI                      FL           33186 Single Family        Primary        360
15921935         NEW1721007094529       PEARL CITY                 HI           96782 Condominium          Investor       360
15921950         NEW1721007094949       CHICAGO                    IL           60647 2-4 Family           Primary        360
15921968         NEW1721007096180       NORFOLK                    VA           23509 Single Family        Primary        360
15921984         NEW1721007096787       RANDOLPH                   MA            2368 Single Family        Primary        360
15921992         NEW1721007097090       SMITHFIELD                 VA           23430 Single Family        Primary        360
15922008         NEW1721007097385       MCKINNEY                   TX           75070 Single Family        Investor       360
15922065         NEW1721007099276       PHILADELPHIA               PA           19144 Single Family        Primary        360
15922073         NEW1721007099542       VALRICO                    FL           33594 Single Family        Primary        360
15922081         NEW1721007099953       TUCSON                     AZ           85750 Single Family        Primary        360
15922099         NEW1721007100647       ONTARIO                    CA           91761 Single Family        Primary        360
15922107         NEW1721007100870       DOVER                      FL           33527 Single Family        Primary        360
15922115         NEW1721007101012       LOS ANGELES                CA           90047 Single Family        Investor       360
15922123         NEW1721007101138       ORLANDO                    FL           32808 PUD                  Secondary      360
15922131         NEW1721007101316       MIAMI                      FL           33173 Condominium          Primary        360
15922149         NEW1721007101735       NEW PORT RICHEY            FL           34653 Single Family        Primary        360
15922156         NEW1721007102093       PHOENIX                    AZ           85017 Single Family        Primary        360
15922172         NEW1721007102360       CARMICHAEL                 CA           95608 Single Family        Primary        360
15922180         NEW1721007103092       HONOLULU                   HI           96822 Condominium          Primary        360
15922198         NEW1721007104411       LIVINGSTON                 CA           95334 Single Family        Primary        360
15922206         NEW1721007104938       PHOENIX                    AZ           85013 Single Family        Primary        360
15922230         NEW1721007106277       BAKERSFIELD                CA           93306 Single Family        Primary        360
15922248         NEW1721007106703       GLENDALE                   AZ           85301 Single Family        Primary        360
15922263         NEW1721007107668       SPRINGFIELD GARDENS        NY           11434 Single Family        Primary        360
15922271         NEW1721007108042       LAUREL                     MD           20707 Single Family        Primary        360
15922289         NEW1721007108738       BAY SHORE                  NY           11706 Single Family        Primary        360
15922297         NEW1721007108881       POUGHKEEPSIE               NY           12603 Single Family        Primary        360
15922321         NEW1721007111699       PHOENIX                    AZ           85043 PUD                  Primary        360
15922339         NEW1721007111779       ODESSA                     TX           79762 Single Family        Primary        360
15922347         NEW1721007111902       FOUNTAIN VALLEY            CA           92708 Single Family        Primary        360
15922354         NEW1721007112545       FORT MYERS                 FL           33919 Single Family        Secondary      360
15922362         NEW1721007113429       PUEBLO                     CO           81007 Single Family        Primary        360
15922388         NEW1721007114366       OCEANSIDE                  CA           92057 Single Family        Primary        360
15922396         NEW1721007114491       ALHAMBRA                   CA           91801 Single Family        Primary        360
15922404         NEW1721007115249       WEST COVINA                CA           91790 PUD                  Primary        360
15922420         NEW1721007115560       OCEANSIDE                  CA           92057 Single Family        Primary        360
15922438         NEW1721007116097       BOWIE                      MD           20721 PUD                  Primary        360
15922446         NEW1721007116523       CLERMONT                   FL           34711 PUD                  Primary        360
15922453         NEW1721007116603       WEST PALM BEACH            FL           33404 Single Family        Primary        360
15922479         NEW1721007117149       ATLANTA                    GA           30311 Single Family        Primary        360
15922503         NEW1721007118610       COMMERCE CITY              CO           80022 PUD                  Investor       360
15922529         NEW1721007120830       MISSOULA                   MT           59803 Single Family        Primary        360
15922537         NEW1721007121526       OAKLAND                    CA           94607 2-4 Family           Investor       360
15922545         NEW1721007121937       POWAY                      CA           92064 Single Family        Primary        360
15922552         NEW1721007123141       PANAMA CITY                FL           32405 Single Family        Primary        360
15922578         NEW1721007125657       CLEARWATER                 FL           33765 Single Family        Primary        360
15922594         NEW1721007126077       NOGALES                    AZ           85621 Single Family        Primary        360
15922610         NEW1721007126629       GERBER                     CA           96035 Single Family        Primary        360
15922636         NEW1721007126898       SUNRISE                    FL           33313 Single Family        Secondary      360
15922644         NEW1721007127003       LAKE MARY                  FL           32746 PUD                  Primary        360
15922651         NEW1721007127619       GROVELAND                  CA           95321 Single Family        Primary        360
15922669         NEW1721007127780       LOS ANGELES                CA           90062 2-4 Family           Primary        360
15922677         NEW1721007128020       FORT LAUDERDALE            FL           33319 Condominium          Primary        360
15922693         NEW1721007129500       WESTERLY                   RI            2891 Single Family        Primary        360
15922719         NEW1721007129564       MECHANICSVILLE             VA           23111 Single Family        Primary        360
15922727         NEW1721007129868       SAN DIEGO                  CA           92113 2-4 Family           Primary        360
15922735         NEW1721007131551       PALATKA                    FL           32177 Single Family        Secondary      360
15922743         NEW1721007132667       FT. LAUDERDALE             FL           33304 Condominium          Primary        360
15922750         NEW1721007132783       HERALD                     CA           95638 Single Family        Primary        360
15922768         NEW1721007132854       ANAHEIM                    CA           92806 Single Family        Primary        360
15922784         NEW1721007134594       LOS ANGELES                CA           90001 2-4 Family           Investor       360
15922792         NEW1721007135655       ELMWOOD PARK               NJ            7407 Single Family        Primary        360
15922800         NEW1721007136093       HONOLULU                   HI           96815 Condominium          Secondary      360
15922818         NEW1721007136743       MISSION VIEJO              CA           92691 Condominium          Primary        360
15922826         NEW1721007136798       MADERA                     CA           93638 Single Family        Primary        360
15922834         NEW1721007136823       HOMESTEAD                  FL           33032 PUD                  Primary        360
15922859         NEW1721007137555       PARLIER                    CA           93648 Single Family        Primary        360
15922867         NEW1721007137671       CLEARWATER                 FL           33755 Single Family        Primary        360
15922883         NEW1721007138377       COMPTON                    CA           90222 2-4 Family           Primary        360
15922891         NEW1721007138698       LOS ANGELES                CA           90002 Single Family        Primary        360
15922909         NEW1721007139287       BRIDGEPORT                 CT            6606 Single Family        Primary        360
15922917         NEW1721007140355       DELTONA                    FL           32725 Single Family        Investor       360
15922958         NEW1721007142228       JOSHUA TREE                CA           92252 Single Family        Primary        360
15922974         NEW1721007143021       FORT LAUDERDALE            FL           33334 Single Family        Investor       360
15922982         NEW1721007143209       PHILADELPHIA               PA           19134 Single Family        Primary        360
15922990         NEW1721007143281       MADERA                     CA           93638 Single Family        Investor       360
15923030         NEW1721007145430       COMPTON                    CA           90220 Single Family        Investor       360
15923048         NEW1721007146297       BROOKFIELD                 CT            6804 Single Family        Primary        360
15923055         NEW1721007146590       HOUSATONIC                 MA            1236 Single Family        Primary        360
15923071         NEW1721007148525       MORENO VALLEY              CA           92557 Single Family        Primary        360
15923089         NEW1721007148892       GLENDALE                   AZ           85301 Single Family        Primary        360
15923097         NEW1721007149132       BAKERSFIELD                CA           93306 Single Family        Primary        360
15923105         NEW1721007149891       ORMOND BEACH               FL           32174 Single Family        Investor       360
15923113         NEW1721007150691       CAPITOL HEIGHTS            MD           20743 Single Family        Primary        360
15923121         NEW1721007151798       OPA LOCKA                  FL           33054 Single Family        Primary        360
15923147         NEW1721007152671       LITTLEROCK                 CA           93543 Single Family        Primary        360
15923188         NEW1721007154517       PEORIA                     IL           61615 PUD                  Primary        180
15923204         NEW1721007155570       BAKERSFIELD                CA           93307 Single Family        Primary        360
15923220         NEW1721007157382       DENVER                     CO           80249 Single Family        Primary        360
15923238         NEW1721007157417       PATTERSON                  CA           95363 Single Family        Primary        360
15923253         NEW1721007159148       LATHROP                    CA           95330 Single Family        Primary        360
15923261         NEW1721007160172       NORTH LAS VEGAS            NV           89031 Single Family        Primary        360
15923279         NEW1721007161484       BELLFLOWER                 CA           90706 Condominium          Primary        360
15923287         NEW1721007161741       GLENDALE                   CA           91205 2-4 Family           Primary        360
15923295         NEW1721007161867       NORTH LAS VEGAS            NV           89081 PUD                  Investor       360
15923303         NEW1721007162009       NORTH LAS VEGAS            NV           89081 PUD                  Investor       360
15923311         NEW1721007162198       LITTLETON                  CO           80127 PUD                  Primary        360
15923329         NEW1721007163259       CARROLLTON                 VA           23314 Single Family        Primary        360
15923345         NEW1721007164588       GIBSONTON                  FL           33534 PUD                  Primary        360
15923360         NEW1721007164953       SAN ANSELMO                CA           94960 Single Family        Primary        360
15923378         NEW1721007166050       WETHERSFIELD               CT            6109 Single Family        Primary        360
15923386         NEW1721007166684       CHICAGO                    IL           60652 Single Family        Primary        360
15923394         NEW1721007167031       LOS ANGELES                CA           90044 Single Family        Primary        360
15923428         NEW1721007167861       DOWNEY                     CA           90242 Single Family        Primary        360
15923444         NEW1721007169663       ORLANDO                    FL           32808 Single Family        Primary        360
15923451         NEW1721007170697       AURORA                     NE           68818 Single Family        Primary        360
15923469         NEW1721007171810       WALNUT GROVE               CA           95690 2-4 Family           Primary        360
15923477         NEW1721007172702       SAN JOSE                   CA           95122 Single Family        Primary        360
15923485         NEW1721007172720       PASADENA                   CA           91106 Single Family        Primary        360
15923501         NEW1721007174407       LAKELAND                   FL           33801 Single Family        Primary        360
15923519         NEW1721007174808       GARDNERVILLE               NV           89460 Single Family        Primary        360
15923535         NEW1721007178608       CAPE CORAL                 FL           33904 Single Family        Primary        360
15923543         NEW1721007179055       MONTEBELLO                 CA           90640 PUD                  Primary        360
15923568         NEW1721007181471       OAKLAND                    CA           94601 2-4 Family           Primary        360
15923584         NEW1721007184316       BAKERSFIELD                CA           93305 2-4 Family           Investor       360
15923592         NEW1721007184478       MORENO VALLEY              CA           92553 Single Family        Primary        360
15923618         NEW1721007185075       CERRITOS                   CA           90703 Single Family        Primary        360
15923634         NEW1721007186323       NORFOLK                    VA           23504 Condominium          Investor       360
15923642         NEW1721007186813       RIVIERA BEACH              FL           33404 PUD                  Primary        360
15923659         NEW1721007188312       DELAND                     FL           32720 Single Family        Primary        360
15923683         NEW1721007189703       SACRAMENTO                 CA           95815 Single Family        Investor       360
15923691         NEW1721007192192       MORENO VALLEY              CA           92551 Single Family        Primary        360
15923709         NEW1721007193832       SAN BERNARDINO             CA           92407 Single Family        Primary        360
15923717         NEW1721007196802       NORTH HILLS                CA           91343 Single Family        Primary        360
15923733         NEW1721007199934       PHILADELPHIA               PA           19148 Single Family        Primary        360
15923741         NEW1721007202396       MANOR                      TX           78653 PUD                  Primary        360
15923766         NEW1721007207694       ALTAMONTE SPRINGS          FL           32714 PUD                  Primary        360
15923774         NEW1721007208595       PERRIS                     CA           92570 Single Family        Primary        360
15923782         NEW1721007211769       CITRUS HEIGHTS             CA           95621 Single Family        Primary        360
15923808         NEW1721007217344       MANCHESTER                 NH            3103 2-4 Family           Investor       360
15923816         NEW1721007219440       FORT LAUDERDALE            FL           33312 Single Family        Investor       360
15923824         NEW1721007223676       ARLINGTON                  TX           76012 2-4 Family           Investor       360
15923832         NEW1721007225175       CORONA                     CA           92879 Single Family        Primary        360
15923840         NEW1721007227208       COCOA                      FL           32926 Single Family        Secondary      360
15923857         NEW1721007235048       BRIGHTON                   CO           80602 Single Family        Investor       360
15923899         NEW1721007243707       ELK RIVER                  MN           55330 Single Family        Investor       360
15923907         NEW1721007245536       LOS ANGELES                CA           90032 Single Family        Investor       360
15923915         NEW17210394952         OROVILLE                   CA           95966 Single Family        Primary        360
15923923         NEW17210412694         ORO VALLEY                 AZ           85737 PUD                  Primary        360
15923972         NEW1722233704          OPA LOCKA                  FL           33056 Single Family        Primary        360
15923980         NEW1722251938          PEMBROKE PINES             FL           33029 PUD                  Primary        360
17077579         OMM112310002961        Calexico                   CA           92231 Single Family        Secondary      360
17059080         OMM112310003221        San Diego                  CA           92126 Single Family        Primary        360
17099557         OMM112310003541        Carmichael                 CA           95608 PUD                  Primary        360
17099573         OMM112310003651        Burlington                 WA           98233 Single Family        Primary        360
17055864         OMM112320003951        Seattle                    WA           98198 Condominium          Primary        360
16927113         OMM112320008141        Spokane                    WA           99208 Single Family        Primary        360
16927139         OMM112320008161        Bonney Lake                WA           98391 Single Family        Primary        360
17004367         OMM112320008271        Selah                      WA           98942 Single Family        Primary        360
17012345         OMM112320008401        Port Orchard               WA           98367 Single Family        Primary        360
17072307         OMM112320008951        Tacoma                     WA           98446 Single Family        Primary        360
16932162         OMM112320008992        Rock Island                WA           98850 Single Family        Primary        360
17005695         OMM112320009121        Issaquah                   WA           98027 Condominium          Primary        360
17059155         OMM112320013361        Langley                    WA           98260 Single Family        Primary        360
16976714         OMM112320013621        Morton                     WA           98356 Single Family        Primary        360
17092636         OMM112320013931        Everett                    WA           98203 Single Family        Primary        360
17092644         OMM112320014041        Boise                      ID           83713 Single Family        Primary        360
16980682         OMM112320014071        Tacoma                     WA           98408 Single Family        Primary        360
17050691         OMM112320014231        Auburn                     WA           98092 Condominium          Primary        360
16976748         OMM112320014501        Kent                       WA           98032 Condominium          Primary        360
17060005         OMM112320014901        Kent                       WA           98042 Single Family        Primary        360
17059213         OMM112320015131        Renton                     WA           98059 Single Family        Primary        360
17085945         OMM112320015491        Tacoma                     WA           98404 Single Family        Primary        360
17059270         OMM112320015581        Puyallup                   WA           98372 Single Family        Primary        360
16976805         OMM112320015631        Blaine                     WA           98230 Single Family        Primary        360
17071531         OMM112320015641        Clarkston                  WA           99403 Single Family        Primary        360
16976870         OMM112320015861        Nine Mile Falls            WA           99026 Single Family        Primary        360
17095498         OMM112320016021        Missoula                   MT           59802 Single Family        Primary        360
17095506         OMM112320016022        Missoula                   MT           59802 Single Family        Primary        360
17089251         OMM112320016271        Spokane                    WA           99204 Single Family        Primary        360
17091893         OMM112320016411        Spirit Lake                ID           83869 Single Family        Primary        360
17088071         OMM112320016691        Snoqualmie                 WA           98065 Single Family        Primary        360
17096165         OMM112320016971        Mountlake Terrace          WA           98043 Single Family        Primary        360
17096173         OMM112320017301        Arlington                  WA           98223 Single Family        Primary        360
17087446         OMM112320017571        Missoula                   MT           59801 2-4 Family           Primary        360
17087453         OMM112320017572        Missoula                   MT           59801 2-4 Family           Primary        360
16983355         OMM112320018081        Gold River                 CA           95670 Single Family        Primary        360
17091943         OMM112320018191        Tacoma                     WA           98404 Single Family        Primary        360
16976987         OMM112320018311        Seattle                    WA           98118 Single Family        Primary        360
16977019         OMM112320018411        Mount Vernon               WA           98273 PUD                  Primary        360
17096181         OMM112320018991        Chehalis                   WA           98532 Single Family        Primary        360
17096199         OMM112320019061        Shoreline                  WA           98155 Single Family        Primary        360
16964868         OMM112330005021        Lodi                       CA           95242 Single Family        Primary        360
17056052         OMM112330006161        Suisun City                CA           94585 Single Family        Primary        360
17091232         OMM112330006751        Livermore                  CA           94551 Single Family        Primary        360
17053182         OMM112330007421        Lathrop                    CA           95330 Single Family        Primary        360
17084187         OMM112330007651        San Jose                   CA           95123 Single Family        Primary        360
17096215         OMM112330007751        Salinas                    CA           93906 Single Family        Primary        360
17062811         OMM112330007881        Gilroy                     CA           95020 Single Family        Primary        360
17056086         OMM112330007961        Vallejo                    CA           94590 PUD                  Primary        360
17066028         OMM112330008091        Kingsburg                  CA           93631 Single Family        Primary        360
17068305         OMM112330008331        Newark                     CA           94560 Single Family        Primary        360
17059478         OMM112330008581        Las Vegas                  NV           89145 Condominium          Secondary      360
17099615         OMM112330008861        Sacramento                 CA           95829 Single Family        Primary        360
17092008         OMM112330008971        Roseville                  CA           95661 Single Family        Primary        360
17092024         OMM112330009001        Elk Grove                  CA           95758 Single Family        Primary        360
17075193         OMM112330009061        Sacramento                 CA           95835 Condominium          Primary        360
17087503         OMM112330009301        Bakersfield                CA           93307 Single Family        Primary        360
17099631         OMM112330009521        Stockton                   CA           95206 Single Family        Primary        360
17095688         OMM112330009531        Monterey                   CA           93940 Single Family        Primary        360
17084286         OMM112330009801        Antelope                   CA           95843 Single Family        Primary        360
17092107         OMM112330009831        Vallejo                    CA           94591 Single Family        Primary        360
17099714         OMM112330010061        Santa Monica               CA           90403 Condominium          Primary        360
17096264         OMM112330010101        Newark                     CA           94560 Single Family        Primary        360
17032954         OMM1123375300          Bakersfield                CA           93313 Single Family        Primary        360
17081902         OMM112350007301        Stockton                   CA           95204 Single Family        Primary        360
17026030         OMM112350008371        Vancouver                  WA           98663 Single Family        Primary        360
17004755         OMM112350008911        Lodi                       CA           95242 Single Family        Primary        360
17047952         OMM112350009661        Beaverton                  OR           97007 Single Family        Primary        360
17075789         OMM112350010922        Pioneer                    CA           95666 Single Family        Primary        360
17078841         OMM112350011751        Fresno                     CA           93726 Single Family        Primary        360
17068990         OMM112350011921        Stockton                   CA           95204 Single Family        Primary        360
17069030         OMM112350012392        Delhi                      CA           95315 Single Family        Primary        360
17043639         OMM112350012891        Yreka                      CA           96097 Single Family        Primary        360
17063512         OMM112350012932        Fresno                     CA           93701 Single Family        Primary        360
17096447         OMM112350013031        Madera                     CA           95638 Single Family        Primary        360
17060054         OMM112350013041        Minden                     NV           89423 Single Family        Primary        360
17056870         OMM112350013051        Stockton                   CA           95204 Single Family        Primary        360
17075235         OMM112350013161        Bakersfield                CA           93309 Single Family        Primary        360
17081993         OMM112350013661        Modesto                    CA           95354 Single Family        Primary        360
17089335         OMM112350013721        Sacramento                 CA           95829 Single Family        Primary        360
17085093         OMM112350013851        Carmichael                 CA           95608 Single Family        Primary        360
17078924         OMM112350013911        Auburn                     CA           95603 PUD                  Primary        360
17096546         OMM112350014031        Lodi                       CA           95240 Single Family        Primary        360
17092792         OMM112350014061        Sacramento                 CA           95838 Single Family        Primary        360
17069105         OMM112350014211        Fresno                     CA           93726 Single Family        Primary        360
17069113         OMM112350014212        Fresno                     CA           93726 Single Family        Primary        360
17096561         OMM112350014281        Sacramento                 CA           95831 Single Family        Primary        360
17096587         OMM112350014311        Sacramento                 CA           95828 Single Family        Primary        360
17089350         OMM112350014501        Visalia                    CA           93292 Single Family        Primary        360
17082009         OMM112350014571        Fairfield                  CA           94533 Single Family        Primary        360
17099755         OMM112350014581        Red Bluff                  CA           96080 Single Family        Primary        360
17075912         OMM112350014841        Sacramento                 CA           95823 Single Family        Primary        360
17092818         OMM112350014991        Sacramento                 CA           95828 Single Family        Primary        360
17092834         OMM112350015041        Citrus Heights             CA           95621 Single Family        Primary        360
17096686         OMM112350015111        Fresno                     CA           93720 PUD                  Primary        360
17096702         OMM112350015151        Sacramento                 CA           95822 Single Family        Primary        360
16855074         OMM112370000442        Adelanto                   CA           92301 Single Family        Primary        360
16924029         OMM112370003331        Torrance                   CA           90503 Condominium          Primary        360
17060104         OMM112370006131        Merced                     CA           95348 Single Family        Investor       360
17056235         OMM112370006581        Paramount                  CA           90723 Single Family        Primary        360
17071812         OMM112370006941        Lynwood                    CA           90262 PUD                  Primary        360
17053364         OMM112370007361        Colton                     CA           92324 Single Family        Primary        360
17066655         OMM112370007391        Anaheim                    CA           92801 Single Family        Primary        360
17056284         OMM112370007421        Compton                    CA           90221 2-4 Family           Primary        360
17078387         OMM112370007551        Ontario                    CA           91761 Condominium          Primary        360
17075284         OMM112370007601        Mission Viejo              CA           92691 Single Family        Primary        360
17099813         OMM112370007721        ( San Bernardino           CA           92407 2-4 Family           Primary        360
17083957         OMM112370007921        Riverside                  CA           92504 Single Family        Primary        360
17081308         OMM112370007951        Los Angeles                CA           90023 Single Family        Primary        360
17078429         OMM112370008081        Yuma                       AZ           85364 Single Family        Primary        360
17089400         OMM112370008121        Maywood                    CA           90270 Single Family        Primary        360
17083965         OMM112370008191        Apple Valley               CA           92307 Single Family        Primary        360
17084427         OMM112370008481        Hawthorne                  CA           90250 Single Family        Primary        360
17092883         OMM112370008491        Los Angeles                CA           90023 Single Family        Primary        360
17092909         OMM112370008571        Apple Valley               CA           92308 Single Family        Primary        360
17089442         OMM112370008651        Santa Ana                  CA           92704 Condominium          Primary        360
17089467         OMM112370008821        Whittier                   CA           90603 Single Family        Primary        360
17098765         OMM112370008841        ( Los Angeles Are          CA           90003 Single Family        Primary        360
17092966         OMM112370008931        Escondido                  CA           92026 Single Family        Primary        360
16811630         OMM112380000871        Modesto                    CA           95356 Single Family        Primary        360
16858573         OMM112380004242        Bakersfield                CA           93307 Single Family        Primary        360
17026097         OMM112380008231        Pomona                     CA           91768 Single Family        Primary        360
17032509         OMM112380009831        Bell Gardens               CA           90201 Condominium          Primary        360
16948077         OMM112380009861        Bakersfield                CA           93314 Single Family        Primary        360
17053406         OMM112380010351        Bakersfield                CA           93305 Single Family        Primary        360
17040197         OMM112380010761        Lynwood                    CA           90262 Single Family        Investor       360
17014598         OMM112380011181        Bakersfield                CA           93307 Single Family        Primary        360
17084450         OMM112380011601        Los Angeles                CA           90033 2-4 Family           Primary        360
17081357         OMM112380013181        Palmdale                   CA           93551 Single Family        Primary        360
17091273         OMM112380013191        Lancaster                  CA           93535 Single Family        Primary        360
17088535         OMM112380013821        Bakersfield                CA           93307 Single Family        Primary        360
17084476         OMM112380014051        Bakersfield                CA           93301 Single Family        Primary        360
17053448         OMM112380014471        Bakersfield                CA           93309 Single Family        Primary        360
17053463         OMM112380014551        Santa Clarita              CA           91355 Condominium          Primary        360
17063025         OMM112380014791        Bakersfield                CA           93308 Single Family        Primary        360
17078502         OMM112380014971        Bakersfield                CA           93305 Single Family        Primary        360
17059528         OMM112380015141        Fontana                    CA           92335 Single Family        Primary        360
17071085         OMM112380015241        Bakersfield                CA           93305 Single Family        Primary        360
17071093         OMM112380015242        Bakersfield                CA           93305 2-4 Family           Primary        360
17036211         OMM112380015251        Palmdale                   CA           93552 Single Family        Primary        360
17066150         OMM112380015301        Fresno                     CA           93727 Single Family        Primary        360
17048133         OMM112380015401        Riverside                  CA           92507 Single Family        Primary        360
17091299         OMM112380015521        Bakersfield                CA           93314 Single Family        Primary        360
17047572         OMM112380015571        Bakersfield                CA           93305 2-4 Family           Primary        360
17071101         OMM112380015851        Bakersfield                CA           93313 Single Family        Primary        360
17059577         OMM112380015921        Simi Valley                CA           93065 Single Family        Primary        360
17059593         OMM112380016241        Los Angeles                CA           90011 Single Family        Primary        360
17068529         OMM112380016341        La Quinta                  CA           92253 Single Family        Primary        360
17080573         OMM112380016431        Bakersfield                CA           93311 Single Family        Primary        360
17068552         OMM112380016561        Bakersfield                CA           93301 Single Family        Primary        360
17067810         OMM112380016592        Lamont                     CA           93241 Single Family        Primary        360
17087602         OMM112380016661        Azusa                      CA           91702 Single Family        Primary        360
17071143         OMM112380016831        Rancho Santa Marg          CA           92688 Condominium          Primary        360
17062332         OMM112380016881        Lakewood                   CA           90712 Single Family        Primary        360
17053588         OMM112380016951        El Monte                   CA           91731 2-4 Family           Primary        360
17059627         OMM112380017152        Bakersfield                CA           93305 Single Family        Primary        360
17063074         OMM112380017282        Las Vegas                  NV           89106 Single Family        Primary        360
17075342         OMM112380017351        Bakersfield                CA           93311 PUD                  Primary        360
17059635         OMM112380017361        Bakersfield                CA           93306 Single Family        Primary        360
17078577         OMM112380017371        Bakersfield                CA           93311 Single Family        Primary        360
17088592         OMM112380017481        Thousand Oaks              CA           91360 Single Family        Primary        360
17099953         OMM112380017501        Bakersfield                CA           93312 Single Family        Primary        360
17071986         OMM112380017531        Bakersfield                CA           93304 Single Family        Primary        360
17068628         OMM112380017662        Santa Clarita              CA           91351 Condominium          Primary        360
17088618         OMM112380017691        Bakersfield                CA           93313 Single Family        Primary        360
17088626         OMM112380017692        Bakersfield                CA           93313 Single Family        Primary        360
17072018         OMM112380017711        Bakersfield                CA           93312 Single Family        Primary        360
17075375         OMM112380017761        West Covina                CA           91792 Single Family        Primary        360
17081456         OMM112380017811        Camarillo                  CA           93010 Single Family        Primary        360
17096785         OMM112380017881        Fontana                    CA           92335 Single Family        Primary        360
17092347         OMM112380017901        Port Hueneme               CA           93041 Condominium          Primary        360
17080615         OMM112380017921        Bakersfield                CA           93306 Single Family        Primary        360
17092362         OMM112380017951        Bakersfield                CA           93312 Single Family        Primary        360
16973562         OMM112380018071        Colton                     CA           92324 Single Family        Primary        360
17084575         OMM112380018131        (Canoga Park Area          CA           91306 Single Family        Primary        360
17092370         OMM112380018251        Thousand Oaks              CA           91362 Townhouse            Primary        360
17095761         OMM112380018261        Long Beach                 CA           90806 PUD                  Primary        360
17092396         OMM112380018271        Bakersfield                CA           93309 Single Family        Primary        360
17080631         OMM112380018281        Los Angeles                CA           90003 2-4 Family           Primary        360
17078593         OMM112380018571        San Bernardino             CA           92405 Condominium          Primary        360
17095803         OMM112380018611        Lancaster                  CA           93536 PUD                  Primary        360
17081464         OMM112380018671        Upland                     CA           91786 PUD                  Primary        360
17091331         OMM112380018721        Bakersfield                CA           93301 Single Family        Primary        360
17075433         OMM112380018761        Apple Valley               CA           92308 Single Family        Primary        360
17087628         OMM112380018771        Rialto                     CA           92377 Single Family        Primary        360
17092412         OMM112380018841        Bakersfield                CA           93312 PUD                  Primary        360
17096827         OMM112380018901        Long Beach                 CA           90810 Single Family        Primary        360
17081522         OMM112380019151        Downey                     CA           90241 Single Family        Primary        360
17096835         OMM112380019201        Bakersfield                CA           93313 Single Family        Primary        360
17092438         OMM112380019551        Bakersfield                CA           93307 Single Family        Primary        360
16973661         OMM112380019581        Los Angeles                CA           91343 Single Family        Primary        360
17092446         OMM112380019591        Lancaster                  CA           93534 Single Family        Primary        360
17096900         OMM112380020051        Rosamond                   CA           93560 Single Family        Primary        360
17096926         OMM112380020061        Baldwin Park               CA           91706 Townhouse            Primary        360
17096934         OMM112380020261        Bakersfield                CA           93312 Single Family        Primary        360
16973703         OMM112380020341        Bakersfield                CA           93312 PUD                  Primary        360
16795213         OMM1123870905          Bakersfield Area           CA           93307 Single Family        Primary        360
16823809         OMM1123870911          Bakersfield                CA           93307 Single Family        Primary        360
16954190         OMM112410009652        Durham                     NC           27712 Single Family        Primary        360
16972572         OMM112410010452        Lagrange                   GA           30240 Single Family        Primary        360
16934952         OMM112410012451        Spring Hill                TN           37174 Single Family        Primary        360
17086117         OMM112410017851        Portsmouth                 VA           23704 Single Family        Primary        360
17065632         OMM112410019381        Sumter                     SC           29150 Single Family        Primary        360
17066309         OMM112410020001        Prospect                   TN           38477 Single Family        Primary        360
17097767         OMM112410020491        Hampton                    VA           23661 Single Family        Primary        360
16990350         OMM112410021151        Dumfries                   VA           22025 Townhouse            Primary        360
17072919         OMM112410021561        Norfolk                    VA           23503 Single Family        Primary        360
17068701         OMM112410022202        Southaven                  MS           38672 Single Family        Primary        360
16974917         OMM112410022311        Suffolk                    VA           23435 Townhouse            Primary        360
16997793         OMM112410022421        Charlotte                  NC           28211 Condominium          Primary        360
17097858         OMM112410022831        Travelers Rest             SC           29690 Single Family        Primary        360
17075441         OMM112410023351        Suffolk                    VA           23435 Single Family        Primary        360
17085572         OMM112410023611        Willamsburg                VA           23185 PUD                  Primary        360
17083387         OMM112410023711        Pegram                     TN           37143 Single Family        Primary        360
17084658         OMM112410023851        Kings Mountain             NC           28086 Single Family        Primary        360
16979924         OMM112410023911        Virginia Beach             VA           23462 Single Family        Primary        360
16994170         OMM112410024171        Suffolk                    VA           23434 PUD                  Primary        360
16994188         OMM112410024281        Virginia Beach             VA           23462 PUD                  Primary        360
16994253         OMM112410024591        Dalton                     GA           30721 Single Family        Primary        360
16983090         OMM112410024641        Orlando                    FL           32832 PUD                  Primary        360
16983124         OMM112410025041        Cocoa                      FL           32922 Single Family        Primary        360
16979965         OMM112410025141        Gallatin                   TN           37066 Single Family        Primary        360
16979973         OMM112410025191        Petersburg                 TN           37144 Single Family        Primary        360
16983165         OMM112410025521        Virginia Beach             VA           23464 Single Family        Primary        360
16994394         OMM112410025671        Hendersonville             TN           37075 Single Family        Primary        360
16757791         OMM1124122139          Winnabow                   NC           28479 Single Family        Primary        360
16783078         OMM1124122743          Thomasville                NC           27360 Single Family        Primary        360
17020280         OMM112430008781        Grants Pass                OR           97526 Single Family        Primary        360
17068750         OMM112430013002        Rigby                      ID           83442 Single Family        Primary        360
17059676         OMM112430014201        Newport                    OR           97365 Single Family        Primary        360
17047747         OMM112430014291        Boise                      ID           83702 Single Family        Primary        360
17075458         OMM112430014311        Hillsboro                  OR           97123 Single Family        Primary        360
17055500         OMM112430014441        Boise                      ID           83709 PUD                  Primary        360
17097056         OMM112430014591        Caldwell                   ID           83607 Single Family        Primary        360
16980708         OMM112430014691        Klamath Falls              OR           97601 PUD                  Primary        360
17074535         OMM112430014732        Caldwell                   ID           83607 PUD                  Primary        360
17080664         OMM112430014821        Grants Pass                OR           97526 Single Family        Primary        360
16977076         OMM112430015181        Boise                      ID           83714 PUD                  Primary        360
17077850         OMM112430015522        Portland                   OR           97233 Single Family        Primary        360
17065830         OMM112430015582        Salem                      OR           97305 Single Family        Primary        360
17074600         OMM112430015621        Nampa                      ID           83686 Single Family        Primary        360
17058793         OMM112430015882        Boise                      ID           83713 Single Family        Primary        180
17074626         OMM112430015922        Twin Falls                 ID           83301 Single Family        Primary        360
17095886         OMM112430015941        Drain                      OR           97435 Single Family        Primary        360
17097106         OMM112430016261        Portland                   OR           97267 Single Family        Primary        360
17068008         OMM112430016272        Billings                   MT           59101 Single Family        Primary        360
17092545         OMM112430016381        Medford                    OR           97504 Single Family        Primary        360
17097148         OMM112430016561        Meridian                   ID           83642 PUD                  Primary        360
17081621         OMM112430016742        Nampa                      ID           83686 PUD                  Primary        360
17084765         OMM112430016751        Boise                      ID           83709 PUD                  Primary        360
17097155         OMM112430017471        Pocatello                  ID           83204 Single Family        Primary        360
17092578         OMM112430017682        Caldwell                   ID           83607 PUD                  Primary        360
16973802         OMM112430017771        Tualatin                   OR           97062 Single Family        Primary        360
16977134         OMM112430018841        Middleton                  ID           83644 Single Family        Primary        360
16824997         OMM112440002521        Littleton                  CO           80125 PUD                  Primary        360
17010323         OMM112440004341        Parker                     CO           80138 PUD                  Primary        360
16876294         OMM112440005482        Denver                     CO           80239 Single Family        Primary        360
17024183         OMM112440009681        Aurora                     CO           80017 PUD                  Primary        360
17015793         OMM112440009821        Cheyenne                   WY           82001 Single Family        Primary        360
17019464         OMM112440009941        Denver                     CO           80247 Condominium          Primary        360
16939779         OMM112440010042        Colorado Springs           CO           80906 Single Family        Primary        360
16935132         OMM112440010652        Aurora                     CO           80018 PUD                  Primary        360
16975948         OMM112440010881        Northglenn                 CO           80233 PUD                  Primary        360
16977209         OMM112440012881        Englewood                  CO           80112 Condominium          Primary        360
16977225         OMM112440014311        Brighton                   CO           80601 Single Family        Primary        360
16979791         OMM112440014661        Thayne                     WY           83127 PUD                  Primary        360
17074691         OMM112440015991        Las Vegas                  NV           89178 PUD                  Primary        360
16977241         OMM112440016171        Denver                     CO           80218 Townhouse            Primary        360
16977266         OMM112440016611        Castle Rock                CO           80109 Single Family        Primary        360
16977274         OMM112440016701        Denver                     CO           80247 Townhouse            Primary        360
17064361         OMM112440016771        Thornton                   CO           80233 PUD                  Primary        360
17070715         OMM112440016801        Parker                     CO           80134 Single Family        Primary        360
16977290         OMM112440017221        Lakewood                   CO           80228 Townhouse            Primary        360
17075524         OMM112440017291        Overland Park              KS           66213 PUD                  Primary        360
17082322         OMM112440017321        Centennial                 CO           80121 Single Family        Primary        360
16975138         OMM112440017441        Littleton                  CO           80120 Single Family        Primary        360
16977316         OMM112440017481        Westminster                CO           80030 Single Family        Primary        360
17089012         OMM112440017661        Aurora                     CO           80012 Single Family        Primary        360
16977332         OMM112440017721        Denver                     CO           80219 Single Family        Primary        360
16977373         OMM112440017961        Broomfield                 CO           80020 Single Family        Primary        360
16975997         OMM112440018091        Berthoud                   CO           80513 Single Family        Primary        360
16976011         OMM112440018151        Fountain                   CO           80817 Single Family        Primary        360
16975153         OMM112440018191        Aurora                     CO           80015 Single Family        Primary        360
16980773         OMM112440018421        Aurora                     CO           80013 Single Family        Primary        360
16977415         OMM112440018511        Peyton                     CO           80831 Single Family        Primary        360
16977498         OMM112440019011        Morrison                   CO           80465 Single Family        Primary        360
17094582         OMM112440020142        Rock Springs               WY           82901 Single Family        Primary        360
16979577         OMM112440020471        Cheyenne                   WY           82007 Single Family        Primary        360
16947251         OMM1124467732          Denver                     CO           80249 PUD                  Primary        360
17052770         OMM112450001131        Hurricane                  UT           84737 Single Family        Primary        360
17059833         OMM112450001981        Salt Lake City             UT           84104 Single Family        Primary        180
17059841         OMM112450002091        Salt Lake City             UT           84107 Single Family        Primary        360
16977720         OMM112450002291        Salt Lake City             UT           84118 Single Family        Primary        360
17075540         OMM112450002361        Copperton                  UT           84006 Single Family        Primary        360
16977746         OMM112450003091        Orem                       UT           84057 Single Family        Primary        360
16973935         OMM112460000341        Phoenix                    AZ           85041 Single Family        Primary        360
17022260         OMM112460001931        Peoria                     AZ           85383 Single Family        Primary        360
17005885         OMM112460003081        Phoenix                    AZ           85018 Single Family        Primary        360
17053935         OMM112460003481        Casa Grande                AZ           85222 Single Family        Primary        360
17072141         OMM112460003771        Phoenix                    AZ           85040 2-4 Family           Primary        360
17051608         OMM112460004221        Glendale                   AZ           85308 Single Family        Primary        360
17026311         OMM112460004281        Phoenix                    AZ           85044 PUD                  Primary        360
16977761         OMM112460004321        Phoenix                    AZ           85017 Townhouse            Primary        360
17063637         OMM112460004761        Gilbert                    AZ           85234 PUD                  Primary        360
17072471         OMM112460005141        Phoenix                    AZ           85009 Single Family        Primary        360
17084948         OMM112460005321        Chandler                   AZ           85226 Single Family        Secondary      360
17053687         OMM112460005361        Queen Creek                AZ           85242 PUD                  Primary        360
16973968         OMM112460005381        Phoenix                    AZ           85043 PUD                  Primary        360
17075557         OMM112460005411        Phoenix                    AZ           85043 PUD                  Primary        360
17075565         OMM112460005412        Phoenix                    AZ           85043 PUD                  Primary        360
17072489         OMM112460005511        Glendale                   AZ           85303 Single Family        Primary        360
17056938         OMM112460005561        Gilbert                    AZ           85234 Single Family        Primary        360
17075599         OMM112460005611        Tempe                      AZ           85282 Single Family        Primary        360
16977779         OMM112460005841        Phoenix                    AZ           85037 Single Family        Primary        360
17089491         OMM112460005911        Phoenix                    AZ           85048 PUD                  Primary        360
16973984         OMM112460005981        Phoenix                    AZ           85037 PUD                  Primary        360
17081761         OMM112460005991        Glendale                   AZ           85308 Single Family        Primary        360
17099029         OMM112460006061        Phoenix                    AZ           85040 PUD                  Primary        360
17099037         OMM112460006131        Phoenix                    AZ           85037 Single Family        Primary        360
17097320         OMM112460006281        Glendale                   AZ           85303 PUD                  Primary        360
16974008         OMM112460006311        Avondale                   AZ           85232 Single Family        Investor       360
16974016         OMM112460006321        Queen Creek                AZ           85242 PUD                  Primary        360
17097338         OMM112460006331        Mesa                       AZ           85204 Single Family        Primary        360
16974032         OMM112460006441        Mesa                       AZ           85205 Single Family        Primary        360
16974073         OMM112460006591        Avondale                   AZ           85323 Single Family        Investor       360
17097353         OMM112460006661        Phoenix                    AZ           85029 Single Family        Primary        360
17036807         OMM1124605541          Maricopa                   AZ           85239 PUD                  Primary        360
16831356         OMM1124605693          Camp Verde                 AZ           86322 Single Family        Primary        360
16938862         OMM112470013641        La Grange                  KY           40031 Single Family        Primary        360
16938946         OMM112470015581        Milwaukee                  WI           53212 Single Family        Primary        360
17077058         OMM112470017621        Lorain                     OH           44052 Single Family        Primary        360
16935355         OMM112470018532        Burlington                 KY           41005 Single Family        Primary        360
17069907         OMM112470026111        London                     KY           40741 Single Family        Primary        360
17064031         OMM112470029711        Livonia                    MI           48150 Single Family        Primary        360
17060559         OMM112470032781        Richmond                   KY           40475 Single Family        Primary        360
17073081         OMM112470034482        New Vienna                 OH           45159 Single Family        Primary        360
16986549         OMM112470034531        Franklin                   WI           53132 Single Family        Primary        360
17083551         OMM112470034751        Louisville                 KY           40214 Single Family        Primary        360
17060690         OMM112470035001        Union Grove                WI           53182 Single Family        Primary        360
16983538         OMM112470035401        Minneapolis                MN           55404 2-4 Family           Investor       360
17091448         OMM112470035841        Minneapolis                MN           55422 Single Family        Primary        360
17061060         OMM112470035871        Isanti                     MN           55040 Single Family        Primary        360
17064122         OMM112470035881        Bowling Green              KY           42101 Single Family        Primary        360
17082819         OMM112470036051        Minneapolis                MN           55448 Single Family        Primary        360
17072737         OMM112470036331        Benton                     KY           42025 Single Family        Primary        360
17091463         OMM112470036471        Brooklyn Park              MN           55444 Single Family        Primary        360
17072760         OMM112470036511        Paducah                    KY           42003 Single Family        Primary        180
17086588         OMM112470036631        Monticello                 MN           55362 Single Family        Primary        360
17082918         OMM112470037441        Covington                  KY           41015 Single Family        Primary        360
17083593         OMM112470037711        Posen                      IL           60469 2-4 Family           Primary        360
16980971         OMM112470038511        Warren                     MI           48093 Single Family        Primary        360
16975245         OMM112470038571        Brownstown Townsh          MI           48174 Single Family        Primary        360
17089111         OMM112470038881        Portage                    MI           49002 Single Family        Primary        360
17077298         OMM112470039211        Owings Mills               MD           21117 Single Family        Primary        360
16977837         OMM112470040651        Albertville                MN           55301 Townhouse            Primary        360
17086794         OMM112470041081        Brookville                 IN           47012 Single Family        Primary        360
16977852         OMM112470041301        Milwaukee                  WI           53214 Single Family        Primary        360
17083817         OMM112470041731        Southfield                 MI           48076 Single Family        Primary        360
16983637         OMM112470041761        Lake Orion                 MI           48362 Single Family        Primary        360
17090838         OMM112470041911        Catlettsburg               KY           41129 Single Family        Primary        360
16980302         OMM112470042321        Richmond                   KY           40475 Single Family        Primary        360
16980310         OMM112470042322        Richmond                   KY           40475 Single Family        Primary        360
17091588         OMM112470042351        Minneapolis                MN           55417 Single Family        Primary        360
17086893         OMM112470042461        Waterford                  MI           48327 Single Family        Primary        360
16980328         OMM112470042511        Brooklyn Park              MN           55444 Single Family        Primary        360
16977894         OMM112470042531        Annandale                  MN           55302 Single Family        Primary        360
16983710         OMM112470043381        Gibraltar                  MI           48173 Condominium          Primary        360
16977936         OMM112470043501        Minneapolis                MN           55408 2-4 Family           Primary        360
16980377         OMM112470043511        Saint Clair Shore          MI           48080 Single Family        Primary        360
17093089         OMM112470043921        Louisville                 KY           40228 Single Family        Primary        360
17093097         OMM112470044171        Pell Lake                  WI           53157 Single Family        Primary        360
17093139         OMM112470044691        Anderson                   IN           46011 Single Family        Primary        360
16983827         OMM112470044711        Paducah                    KY           42003 Single Family        Primary        360
16977951         OMM112470044781        Green Bay                  WI           54313 Single Family        Primary        360
16977985         OMM112470044911        Florence                   KY           41042 Single Family        Primary        360
17093196         OMM112470045261        Cottage Grove              MN           55016 Single Family        Primary        360
16981169         OMM1124716350          Oakwood Village            OH           44146 PUD                  Primary        360
16790198         OMM1124717161          Perry                      OH           44081 Single Family        Primary        360
16792673         OMM1124717219          Newport                    KY           41071 Single Family        Primary        360
16782906         OMM1124717522          North Lawrence             OH           44666 Single Family        Primary        360
16810046         OMM1124717625          Columbus                   OH           43232 Single Family        Primary        360
16803033         OMM1124718166          West Chester               OH           45069 Single Family        Primary        360
16810954         OMM1124718393          Amelia                     OH           45102 Single Family        Primary        360
17061755         OMM112480003061        Boca Raton                 FL           33428 Single Family        Primary        360
16956658         OMM112480004882        Hialeah                    FL           33016 Condominium          Primary        360
17046392         OMM112480005091        Jacksonville               FL           32219 PUD                  Primary        360
16940264         OMM112480005641        Hollywood                  FL           33023 Single Family        Primary        360
16945586         OMM112480005901        Lauderhill                 FL           33313 Condominium          Primary        360
16953986         OMM112480006062        Lake Worth                 FL           33463 Single Family        Primary        360
16946683         OMM112480006422        Coral Springs              FL           33065 Condominium          Primary        360
16946709         OMM112480006722        Saint Petersburg           FL           33705 Single Family        Primary        360
17031048         OMM112480007021        Pompano Beach              FL           33069 Townhouse            Primary        360
17063314         OMM112480008041        Miami                      FL           33169 Single Family        Primary        360
17046418         OMM112480008371        Miami                      FL           33177 Townhouse            Primary        360
17083130         OMM112480009071        Orange Park                FL           32073 Single Family        Primary        360
17093477         OMM112480009621        Palm Bay                   FL           32907 Single Family        Primary        360
17030529         OMM112480010381        Miami                      FL           33147 Single Family        Primary        360
17074014         OMM112480010422        Orlando                    FL           32807 Single Family        Primary        360
17047879         OMM112480010871        Pinellas Park              FL           33781 Single Family        Primary        360
17065236         OMM112480011401        Palmdale                   FL           33944 Single Family        Secondary      360
17073370         OMM112480011492        Alachua                    FL           32615 Single Family        Primary        180
17083155         OMM112480011611        Loxahatchee                FL           33470 Single Family        Primary        360
17056631         OMM112480011631        Hialeah                    FL           33012 Single Family        Primary        360
17063710         OMM112480011701        Apollo Beach               FL           33572 Single Family        Primary        360
17056946         OMM112480011881        Miami                      FL           33177 Single Family        Primary        360
17085382         OMM112480011921        Hialeah                    FL           33012 Condominium          Primary        360
17093311         OMM112480011922        Hialeah                    FL           33012 Condominium          Primary        360
16976425         OMM112480012051        Groveland                  FL           34736 PUD                  Primary        360
16976433         OMM112480012052        Groveland                  FL           34736 PUD                  Primary        360
17061078         OMM112480012131        Jacksonville               FL           32224 Single Family        Primary        360
17082405         OMM112480012211        Pensacola                  FL           32506 Single Family        Primary        360
16979593         OMM112480012221        Miami                      FL           33177 Single Family        Primary        360
17055021         OMM112480012251        Cooper City                FL           33328 Single Family        Primary        360
17048216         OMM112480012331        Lake City                  FL           32024 Single Family        Primary        360
17063348         OMM112480012381        Pensacola                  FL           32504 Single Family        Primary        360
17055575         OMM112480012431        Tampa                      FL           33612 Single Family        Investor       360
17085739         OMM112480012462        Miami                      FL           33155 Condominium          Primary        360
16980526         OMM112480012511        Venice                     FL           34293 Single Family        Primary        360
17079732         OMM112480012582        Gulf Breeze                FL           32563 Single Family        Primary        360
17061870         OMM112480012592        Sarasota                   FL           34239 Single Family        Primary        360
17090184         OMM112480012621        Sunny Isles Beach          FL           33160 Condominium          Primary        360
17061227         OMM112480012651        Miami                      FL           33175 Single Family        Primary        360
17042565         OMM112480012671        Homestead                  FL           33035 PUD                  Primary        360
16975427         OMM112480012751        Bradenton                  FL           34208 Single Family        Investor       360
17079047         OMM112480012782        Shalimar                   FL           32579 Single Family        Primary        360
17061904         OMM112480012791        Gainesville                FL           32653 PUD                  Primary        360
17053075         OMM112480012821        North Miami Beach          FL           33162 Single Family        Primary        360
17076167         OMM112480012851        Miami                      FL           33176 Single Family        Primary        360
17080276         OMM112480012861        Navarre                    FL           32566 PUD                  Investor       360
17090200         OMM112480012941        Miami                      FL           33177 Single Family        Primary        360
16986440         OMM112480012992        Orange Park                FL           32003 Condominium          Primary        360
17063355         OMM112480013001        Bradenton                  FL           34209 Single Family        Primary        360
17074030         OMM112480013062        Safety Harbor              FL           34695 Single Family        Primary        360
17073412         OMM112480013162        Miami                      FL           33126 Condominium          Primary        360
16975443         OMM112480013292        Kissimmee                  FL           34758 PUD                  Primary        360
17085432         OMM112480013321        North Port                 FL           34286 Single Family        Primary        360
16975450         OMM112480013351        Bradenton                  FL           34205 Single Family        Primary        360
16975468         OMM112480013352        Bradenton                  FL           34205 Single Family        Primary        360
17082249         OMM112480013401        Miami                      FL           33177 Single Family        Primary        360
17082256         OMM112480013402        Miami                      FL           33177 Single Family        Primary        360
17073438         OMM112480013432        Clearwater                 FL           33759 Condominium          Primary        360
17072828         OMM112480013452        West Palm Beach            FL           33409 Single Family        Primary        360
16980567         OMM112480013531        Miami                      FL           33196 Condominium          Primary        360
16980575         OMM112480013532        Miami                      FL           33196 Condominium          Primary        360
17085770         OMM112480013652        Lutz                       FL           33559 PUD                  Primary        360
17079740         OMM112480013661        Navarre                    FL           32566 PUD                  Primary        360
17079757         OMM112480013662        Navarre                    FL           32566 PUD                  Primary        360
16975476         OMM112480013681        Kissimmee                  FL           34759 PUD                  Primary        360
16981177         OMM112480013731        Jacksonville               FL           32210 Single Family        Primary        360
16986689         OMM112480013821        Pensacola                  FL           32534 Single Family        Primary        360
17093337         OMM112480013831        Pembroke Pines             FL           33029 PUD                  Primary        360
16974768         OMM112480013861        Hollywood                  FL           33024 Single Family        Primary        360
17063785         OMM112480013871        Hialeah                    FL           33013 Single Family        Primary        360
16984056         OMM112480013901        Crestview                  FL           32539 Single Family        Primary        360
17097684         OMM112480013941        Miami                      FL           33127 2-4 Family           Primary        360
16982878         OMM112480013992        Kissimmee                  FL           34743 Townhouse            Primary        360
16974776         OMM112480014021        Tavares                    FL           32778 PUD                  Primary        360
17079773         OMM112480014032        North Port                 FL           34286 Single Family        Primary        360
17072208         OMM112480014151        Valrico                    FL           33594 PUD                  Primary        360
17093519         OMM112480014211        Miami                      FL           33161 2-4 Family           Investor       360
17098500         OMM112480014261        Casselberry                FL           32707 Single Family        Primary        360
17098518         OMM112480014262        Casselberry                FL           32707 Single Family        Primary        180
17093527         OMM112480014361        Miami                      FL           33161 2-4 Family           Investor       360
17069253         OMM112480014451        Lynn Haven                 FL           32444 Single Family        Primary        360
17082272         OMM112480014501        Jacksonville               FL           32219 PUD                  Primary        360
17085804         OMM112480014541        Miami                      FL           33055 Single Family        Primary        360
17098583         OMM112480014691        Groveland                  FL           34736 PUD                  Primary        360
17098591         OMM112480014692        Groveland                  FL           34736 PUD                  Primary        360
16990590         OMM112480014781        Hialeah                    FL           33015 Condominium          Primary        360
17093352         OMM112480014802        Orlando                    FL           32808 Single Family        Primary        360
17085820         OMM112480014871        Groveland                  FL           34736 PUD                  Primary        360
17093543         OMM112480014882        Winter Park                FL           32792 Single Family        Primary        360
16981185         OMM112480014941        Delray Beach               FL           33444 Single Family        Primary        360
17083189         OMM112480014962        Orlando                    FL           32827 PUD                  Primary        360
16994667         OMM112480015021        Jacksonville               FL           32259 Single Family        Primary        360
16990616         OMM112480015081        Orlando                    FL           32810 Townhouse            Primary        360
16975575         OMM112480015091        Miramar                    FL           33025 Condominium          Primary        360
17081779         OMM112480015111        Lutz                       FL           33559 PUD                  Primary        360
16984072         OMM112480015171        Fort Walton Beach          FL           32548 PUD                  Primary        360
17080292         OMM112480015191        Cape Coral                 FL           33914 Condominium          Secondary      360
16975609         OMM112480015211        Sarasota                   FL           34232 Single Family        Primary        360
16976441         OMM112480015291        Orlando                    FL           32807 Condominium          Primary        360
17083205         OMM112480015302        West Palm Beach            FL           33415 PUD                  Primary        360
17081787         OMM112480015321        Cape Coral                 FL           33914 Single Family        Primary        360
17098609         OMM112480015332        Crawfordville              FL           32327 Single Family        Primary        360
16986457         OMM112480015341        Orlando                    FL           32829 PUD                  Primary        360
16975641         OMM112480015521        Palmetto                   FL           34221 Single Family        Primary        360
16981201         OMM112480015621        Orlando                    FL           32837 PUD                  Primary        360
16982944         OMM112480015801        Middleburg                 FL           32068 PUD                  Primary        360
16984080         OMM112480015871        Apopka                     FL           32712 PUD                  Primary        360
17093600         OMM112480016172        Orlando                    FL           32808 Condominium          Primary        360
16986788         OMM112480016281        Winter Garden              FL           34787 PUD                  Primary        360
16975765         OMM112480016542        Sunrise                    FL           33351 Condominium          Primary        360
16998064         OMM112480016621        Miami                      FL           33189 Single Family        Primary        360
17089566         OMM112480016721        Orlando                    FL           32810 Single Family        Primary        360
16986804         OMM112480016841        Miami                      FL           33193 Single Family        Primary        360
16959884         OMM112490010032        Story City                 IA           50248 Single Family        Primary        360
17047275         OMM112490010971        De Queen                   AR           71832 Single Family        Primary        360
17039827         OMM112490014631        Clinton                    AR           72031 Single Family        Primary        360
17056649         OMM112490015811        Alexander                  AR           72002 Single Family        Primary        360
17060195         OMM112490016141        Norwalk                    IA           50211 Single Family        Primary        360
17068107         OMM112490016721        Wellsville                 KS           66092 Single Family        Primary        360
16981292         OMM112490016781        Grain Valley               MO           64029 Single Family        Primary        360
17067752         OMM112490016791        Hays                       KS           67601 Single Family        Primary        360
17060203         OMM112490016821        Park Hills                 MO           63601 Single Family        Primary        360
16978041         OMM112490017081        Olathe                     KS           66062 PUD                  Primary        360
17072539         OMM112490017121        Perryville                 MO           63775 Single Family        Primary        360
17060229         OMM112490017321        Overland Park              KS           66223 PUD                  Primary        360
17059890         OMM112490017541        Bentonville                AR           72712 Single Family        Primary        360
17072257         OMM112490017611        Kansas City                MO           64131 Single Family        Primary        360
17068123         OMM112490017651        Saint Louis                MO           63116 Single Family        Primary        360
17068131         OMM112490017681        Foristell                  MO           63348 PUD                  Primary        360
17075649         OMM112490017691        Kansas City                MO           64109 Single Family        Primary        360
17060237         OMM112490017731        Olathe                     KS           66061 Single Family        Primary        360
17091018         OMM112490017811        Kansas City                MO           64114 Single Family        Primary        360
17095118         OMM112490018271        Liberal                    KS           67901 Single Family        Primary        360
16744351         OMM1124903605          Omaha                      NE           68110 Single Family        Primary        360
16960817         OMM112500004482        Pennsville                 NJ            8070 Single Family        Primary        180
16921504         OMM112500005591        Pennsville                 NJ            8070 Single Family        Primary        360
17010885         OMM112500007141        Vineland                   NJ            8361 Single Family        Primary        240
17041849         OMM112500010131        Baltimore                  MD           21218 Single Family        Investor       360
17091620         OMM112500010921        Philadelphia               PA           19146 2-4 Family           Primary        360
16978298         OMM112500012001        New Derry                  PA           15671 Single Family        Primary        180
16978306         OMM112500012041        Revere                     MA            2151 Single Family        Primary        360
17077546         OMM112500012341        Pittsburgh                 PA           15234 Single Family        Primary        360
16976607         OMM112500013991        Easton                     PA           18040 Single Family        Primary        360
17095357         OMM112500014301        Barrington                 RI            2806 Single Family        Primary        360
16976623         OMM112500014521        Owings Mills               MD           21117 Single Family        Primary        360
16981557         OMM112500014621        Bellingham                 MA            2019 Single Family        Primary        360
16984296         OMM112500014901        Youngwood                  PA           15697 Single Family        Primary        240
16978421         OMM112500015021        Altoona                    PA           16602 Single Family        Primary        360
16981599         OMM112500015061        Pawtucket                  RI            2861 2-4 Family           Primary        360
16978454         OMM112500015421        Tyrone                     PA           16686 Single Family        Primary        360
17020454         OMM112510002791        Las Vegas                  NV           89139 PUD                  Primary        360
17072554         OMM112510003451        Las Vegas                  NV           89144 PUD                  Primary        360
17095431         OMM112510003511        Las Vegas                  NV           89130 PUD                  Primary        360
17089137         OMM112510003521        Las Vegas                  NV           89123 PUD                  Primary        360
17072570         OMM112510003601        Las Vegas                  NV           89123 PUD                  Primary        360
17036369         OMM112510003901        Las Vegas                  NV           89120 Single Family        Primary        360
17076068         OMM112510004622        Bunkerville                NV           89007 Single Family        Primary        360
17066606         OMM112510004631        Saint George               UT           84790 Single Family        Primary        360
17089590         OMM112510004651        Las Vegas                  NV           89108 Single Family        Primary        360
17054156         OMM112510004661        Las Vegas                  NV           89149 PUD                  Primary        360
17057100         OMM112510004741        Las Vegas                  NV           89143 PUD                  Primary        360
17089178         OMM112510004791        Las Vegas                  NV           89145 Single Family        Primary        360
17085267         OMM112510004801        Henderson                  NV           89014 PUD                  Primary        360
17085275         OMM112510004821        North Las Vegas            NV           89084 PUD                  Primary        360
17082157         OMM112510004851        Las Vegas                  NV           89145 Single Family        Primary        360
17095456         OMM112510004991        Las Vegas                  NV           89121 Single Family        Primary        360
17075730         OMM112510005051        North Las Vegas            NV           89031 PUD                  Primary        360
17075748         OMM112510005052        North Las Vegas            NV           89031 PUD                  Primary        360
16974156         OMM112510005081        Las Vegas                  NV           89148 PUD                  Primary        360
17089616         OMM112510005121        Las Vegas                  NV           89129 PUD                  Primary        360
16978512         OMM112510005141        Mesquite                   NV           89027 PUD                  Primary        360
17096066         OMM112510005211        Las Vegas                  NV           89148 PUD                  Primary        360
17097460         OMM112510005241        Las Vegas                  NV           89142 PUD                  Primary        360
16978538         OMM112510005481        Spring Creek               NV           89815 PUD                  Primary        360
17099441         OMM112510005511        Las Vegas                  NV           89123 PUD                  Primary        360
15444599         PDF04113236344         Middletown                 DE           19709 Single Family        Primary        360
15819618         QLF03923000            DELAND                     FL           32720 Single Family        Primary        360
15819634         QLF03923002            ASTOR                      FL           32102 Single Family        Primary        360
15819642         QLF03923004            WINTER PARK                FL           32792 Single Family        Primary        360
15819659         QLF03923005            MAYWOOD                    CA           90270 2-4 Family           Primary        360
15819667         QLF03923006            SANFORD                    FL           32771 Single Family        Primary        360
15819675         QLF03923007            ORLANDO                    FL           32808 Single Family        Primary        360
15819725         QLF03923012            NEW SMYRNA BEACH           FL           32168 Single Family        Primary        360
15819733         QLF03923013            CASSELBERRY                FL           32707 Single Family        Primary        360
15819741         QLF03923014            WASILLA                    AK           99654 Single Family        Primary        360
15819758         QLF03923015            DENVER                     CO           80219 Single Family        Investor       360
15819766         QLF03923016            HAYWARD                    CA           94544 Single Family        Primary        360
15819774         QLF03923017            NORTH LAS VEGAS            NV           89031 Single Family        Primary        360
15819782         QLF03923018            CHANDLER                   AZ           85225 Single Family        Primary        360
15819790         QLF03923019            MARGATE                    FL           33068 PUD                  Primary        360
15819808         QLF03923020            EAST PALO ALTO             CA           94303 Single Family        Primary        360
15819816         QLF03923021            TITUSVILLE                 FL           32796 Single Family        Primary        360
15819824         QLF03923022            COCOA                      FL           32927 Single Family        Primary        360
15819840         QLF03923024            DELTONA                    FL           32725 Single Family        Primary        360
15819857         QLF03923025            PHOENIX                    AZ           85041 PUD                  Primary        360
15819873         QLF03923027            WINTER SPRINGS             FL           32708 PUD                  Primary        360
15819881         QLF03923028            PHOENIX                    AZ           85041 Single Family        Primary        360
15819907         QLF03923030            TEHACHAPI                  CA           93561 Single Family        Primary        360
15819915         QLF03923031            LAS VEGAS                  NV           89103 Single Family        Primary        360
15819923         QLF03923033            PHOENIX                    AZ           85051 Single Family        Primary        360
15819931         QLF03923034            ORLANDO                    FL           32808 Single Family        Primary        360
15819956         QLF03923036            SAN DIEGO                  CA           92154 Single Family        Primary        360
15819964         QLF03923037            LAUDERDALE LAKES           FL           33319 Condominium          Primary        360
15819972         QLF03923038            BAKERSFIELD                CA           93312 Single Family        Primary        360
15819980         QLF03923039            OCOEE                      FL           34761 PUD                  Primary        360
15820012         QLF03923042            HENDERSON                  NV           89074 PUD                  Primary        360
15820038         QLF03923044            PHOENIX                    AZ           85031 Single Family        Primary        360
15820046         QLF03923046            MISSION VIEJO              CA           92691 Condominium          Primary        360
15820061         QLF03923048            LOXAHATCHEE                FL           33470 Single Family        Primary        360
15820079         QLF03923049            PHOENIX                    AZ           85029 Single Family        Primary        360
15820087         QLF03923050            RIVERSIDE                  CA           92509 Single Family        Primary        360
15820103         QLF03923052            KISSIMMEE                  FL           34759 PUD                  Primary        360
15820111         QLF03923053            FONTANA                    CA           92336 Single Family        Primary        360
15820129         QLF03923054            WILMINGTON                 CA           90744 Single Family        Primary        360
15820160         QLF03923058            POMONA                     CA           91766 Single Family        Primary        360
15820178         QLF03923059            ALEXANDRIA                 MN           56308 Single Family        Primary        360
15820202         QLF03923062            MIRAMAR                    FL           33027 Condominium          Primary        360
15820210         QLF03923063            PORT SAINT LUCIE           FL           34986 Single Family        Primary        360
15820251         QLF03923068            LOS ANGELES                CA           90018 Single Family        Primary        360
15820269         QLF03923069            INDIO                      CA           92201 Single Family        Primary        360
15820285         QLF03923071            RIALTO                     CA           92376 PUD                  Primary        360
15820293         QLF03923072            LOS ANGELES                CA           90042 Single Family        Primary        360
15820301         QLF03923073            LAS VEGAS                  NV           89108 PUD                  Primary        360
15820319         QLF03923074            PHOENIX                    AZ           85034 Single Family        Primary        360
15820327         QLF03923076            VOLCANO                    HI           96785 Single Family        Primary        360
15820335         QLF03923077            TUCSON                     AZ           85713 Single Family        Primary        360
15820343         QLF03923078            TUCSON                     AZ           85746 Single Family        Primary        360
15820350         QLF03923079            PHOENIX                    AZ           85029 Single Family        Primary        360
15820368         QLF03923080            ONTARIO                    CA           91764 Single Family        Primary        360
15820376         QLF03923081            HENDERSON                  NV           89015 Condominium          Primary        360
15820384         QLF03923082            SAN JOSE                   CA           95132 Single Family        Primary        360
15820400         QLF03923084            ORLANDO                    FL           32818 PUD                  Primary        360
15820418         QLF03923085            IRVINE                     CA           92612 Condominium          Primary        360
15830664         QLF042106011801        BURNT RANCH                CA           95527 Single Family        Primary        360
15830672         QLF042106014067        SAINT PETERSBURG           FL           33705 Single Family        Primary        360
15830680         QLF042106015079        NORTH LAS VEGAS            NV           89032 Single Family        Primary        360
15830722         QLF042106026534        WAILUKU                    HI           96793 Condominium          Primary        360
15830748         QLF042106026836        SPARKS                     NV           89436 Single Family        Primary        360
15830755         QLF042106027289        COVINA                     CA           91724 Single Family        Primary        360
15830789         QLF042106030851        FONTANA                    CA           92336 Single Family        Primary        360
15830797         QLF042106031707        CORONA                     CA           92880 Single Family        Primary        360
15830805         QLF042106033267        WHITTIER                   CA           90606 Single Family        Primary        360
15830862         QLF042106035920        VICTORVILLE                CA           92394 Single Family        Primary        360
15830870         QLF042106036123        NEWBERRY SPRINGS           CA           92365 Single Family        Primary        360
15830904         QLF042106036764        YUMA                       AZ           85364 Single Family        Primary        360
15830995         QLF042106039918        WINTER GARDEN              FL           34787 PUD                  Primary        360
15831027         QLF042206013196        FONTANA                    CA           92337 Single Family        Primary        360
15831035         QLF042206023382        CASA GRANDE                AZ           85222 Single Family        Primary        360
15831043         QLF042206023391        COMPTON                    CA           90220 Single Family        Primary        360
15831076         QLF042206023996        MIRAMAR                    FL           33023 Single Family        Primary        360
15831092         QLF0425122937          GOODYEAR                   AZ           85338 Single Family        Primary        360
15831100         QLF0426010609          EDGEWATER                  FL           32141 Single Family        Primary        360
15831118         QLF0426034372          LOS ANGELES                CA           90061 2-4 Family           Primary        360
11607991         RAD02155523358         Medford                    OR           97504 Single Family        Primary        360
15466253         SIB0071800004205       Shorewood                  IL           60431 PUD                  Primary        360
15468465         SIB0071820011665       Staten Island              NY           10314 Single Family        Primary        360
15468564         SIB0071820012554       Staten Island              NY           10307 PUD                  Primary        360
5065933          SPM00245251            Cedar Hill                 TX           75104 2-4 Family           Investor       360
5069034          SPM00246116            Spartanburg                SC           29301 Single Family        Investor       361
5068192          SPM00246626            Junction                   TX           76849 Single Family        Primary        119
5069075          SPM00247003            Yorkville                  NY           13495 Single Family        Investor       300
5069059          SPM00247004            Utica                      NY           13501 Single Family        Investor       300
15457682         UNS00311577855         Fort Lauderdale            FL           33328 Single Family        Primary        360
15640790         UNS0073032204457       Winchester                 VA           22603 Single Family        Primary        360
15774599         UNS0093032205169       HOMESTEAD                  FL           33032 Condominium          Primary        360
15774607         UNS0093032205174       HOMESTEAD                  FL           33032 Condominium          Primary        360
15819378         UNS0093032205228       CYPRESS                    TX           77429 PUD                  Primary        360
15774631         UNS0093032205324       Ormond Beach               FL           32174 Single Family        Primary        360
15819386         UNS0103032205356       STUART                     FL           34994 Single Family        Primary        360
15819394         UNS0103032205443       TACOMA                     WA           98444 Single Family        Investor       360
15819402         UNS0103032205504       OAKLAND                    IA           51560 Single Family        Primary        360
15819410         UNS0103032205582       STOCKTON                   CA           95205 Single Family        Primary        360
15819428         UNS0103032205583       SAINT AUGUSTINE            FL           32086 Single Family        Primary        360
15819436         UNS0103032205592       TEMECULA                   CA           92592 PUD                  Primary        360
15668122         WFI0754800001357       Miami                      FL           33184 Single Family        Primary        480
15773468         WFI0762000015516       Baltimore                  MD           21206 Single Family        Primary        480
15668759         WFI0763000007080       Millington                 TN           38053 Single Family        Primary        480
15773567         WFI0765800003401       Duluth                     GA           30097 PUD                  Primary        480
15773583         WFI0767100002393       Lake Worth                 FL           33463 PUD                  Primary        360
15812860         WFI0792000018113       Deland                     FL           32720 Single Family        Primary        360
15819444         WFI0792000018999       HAYMARKET                  VA           20169 PUD                  Primary        360
15819469         WFI0792000020695       FREDERICKSBURG             VA           22407 PUD                  Primary        360
15819477         WFI0792000020705       LONG VALLEY                NJ            7853 Single Family        Primary        360
15819485         WFI0792300001903       SOUTHSIDE                  AL           35907 Single Family        Primary        360
15819493         WFI0794000007688       SIDNEY                     ME            4330 Single Family        Primary        360
15819501         WFI0794500012650       CHICAGO                    IL           60609 Single Family        Primary        360
15819519         WFI0794500012742       CHICAGO                    IL           60652 Single Family        Primary        360
15814890         WFI0794600006999       Mesa                       AZ           85204 Single Family        Primary        360
15819535         WFI0794700003002       WHITEHALL                  MT           59759 Single Family        Primary        360
15819543         WFI0794700003003       WHITEHALL                  MT           59759 Single Family        Primary        180
15819550         WFI0794700003663       OLYMPIA                    WA           98512 Single Family        Primary        360
15819568         WFI0794800002764       WAILUKU                    HI           96793 PUD                  Primary        360
15819576         WFI0795100001553       MARION                     IL           62959 Single Family        Primary        360
15815384         WFI0795600003968       Aurora                     CO           80013 Single Family        Primary        360
15819584         WFI0795700006191       TERRY                      MS           39170 Single Family        Primary        360
15819592         WFI0797100003041       MIAMI                      FL           33193 Single Family        Primary        360
15819600         WFI0797100003122       ELLISTON                   VA           24087 Single Family        Primary        360
15833452         WFI0822000018635       MANASSAS                   VA           20110 Condominium          Primary        360
15833460         WFI0822000019129       WOODBRIDGE                 VA           22193 PUD                  Primary        480
15833478         WFI0822000019130       WOODBRIDGE                 VA           22193 PUD                  Primary        180
15833502         WFI0822000020118       SAINT GEORGE               UT           84770 Single Family        Primary        360
15833510         WFI0822000020424       WATERLOO                   IA           50701 Single Family        Primary        360
15833528         WFI0822000020440       CULPEPER                   VA           22701 Single Family        Primary        360
15833536         WFI0822000020582       ALLENTOWN                  PA           18103 Single Family        Primary        360
15833544         WFI0822000020793       MERION STATION             PA           19066 Single Family        Primary        360
15833551         WFI0822000020823       PRINCETON                  MO           64673 Single Family        Primary        360
15833569         WFI0822000020955       ELKTON                     MD           21921 Single Family        Primary        360
15833577         WFI0822000020966       UPPER MARLBORO             MD           20774 PUD                  Primary        360
15833593         WFI0822000021085       LINTHICUM HEIGHTS          MD           21090 Single Family        Primary        360
15833601         WFI0822000021163       FORT LAUDERDALE            FL           33312 Single Family        Primary        360
15833619         WFI0822000021281       SOUTHBRIDGE                MA            1550 Single Family        Primary        360
15833627         WFI0822000021302       FURLONG                    PA           18925 Single Family        Primary        360
15833635         WFI0822000021316       EASTON                     PA           18040 Single Family        Primary        360
15833643         WFI0822000021452       MIAMI                      FL           33186 PUD                  Primary        360
15833676         WFI0822000021632       PHILADELPHIA               PA           19148 Single Family        Primary        360
15833692         WFI0822000021711       DOUGLASVILLE               GA           30134 Single Family        Primary        360
15833726         WFI0822000021932       MIAMI                      FL           33186 PUD                  Primary        360
15833742         WFI0822300002143       TOMS RIVER                 NJ            8753 Single Family        Primary        360
15833759         WFI0822300002153       FREEPORT                   NY           11520 Single Family        Primary        360
15833767         WFI0822300002291       LITTLE EGG HARBOR          NJ            8087 Single Family        Primary        360
15833775         WFI0822300002310       MIRAMAR                    FL           33027 PUD                  Primary        360
15833783         WFI0822500006821       BENTON                     AR           72015 Single Family        Primary        360
15833791         WFI0822500007364       SARALAND                   AL           36571 Single Family        Primary        360
15833809         WFI0822500007515       MIDDLEBURG                 FL           32068 Single Family        Primary        360
15833817         WFI0822600006630       MIAMI                      FL           33196 Single Family        Primary        360
15833825         WFI0822600006679       DELAND                     FL           32724 Single Family        Primary        360
15833833         WFI0822600007116       WEST PALM BEACH            FL           33413 PUD                  Primary        360
15833841         WFI0822600007181       ORLANDO                    FL           32818 PUD                  Primary        480
15833858         WFI0822600007256       LAKE WORTH                 FL           33467 PUD                  Primary        360
15833866         WFI0822600007257       LAKE WORTH                 FL           33467 PUD                  Primary        180
15833890         WFI0822600007389       HIALEAH                    FL           33015 Condominium          Primary        360
15833908         WFI0822600007390       HIALEAH                    FL           33015 Condominium          Primary        180
15833916         WFI0822600007504       KISSIMMEE                  FL           34746 Single Family        Primary        360
15833924         WFI0822600007553       JACKSONVILLE               FL           32219 PUD                  Primary        360
15833932         WFI0822600007634       JACKSONVILLE               FL           32224 PUD                  Primary        360
15833940         WFI0822600007653       MIRAMAR                    FL           33029 PUD                  Primary        360
15833965         WFI0822600007673       LAND O LAKES               FL           34639 PUD                  Primary        360
15833973         WFI0822600007696       KISSIMMEE                  FL           34759 PUD                  Primary        360
15833981         WFI0822600007722       MIAMI                      FL           33169 Single Family        Primary        360
15833999         WFI0822600007729       PALM BAY                   FL           32909 Single Family        Primary        360
15834005         WFI0822600007751       DELTONA                    FL           32738 Single Family        Primary        360
15834013         WFI0822600007788       TAMPA                      FL           33605 Single Family        Primary        360
15834021         WFI0822600007797       WESLEY CHAPEL              FL           33544 PUD                  Primary        360
15834039         WFI0822600007835       OPA LOCKA                  FL           33056 Single Family        Primary        360
15834047         WFI0822600007842       MIAMI                      FL           33182 Single Family        Primary        360
15834054         WFI0822600007866       MIAMI                      FL           33142 2-4 Family           Primary        360
15834062         WFI0822600007867       NAPLES                     FL           34116 Single Family        Primary        360
15834070         WFI0822600007869       MIAMI                      FL           33145 Single Family        Primary        360
15834088         WFI0822600007871       DELRAY BEACH               FL           33444 Single Family        Primary        360
15834104         WFI0822600007936       CAPE CORAL                 FL           33993 Single Family        Primary        360
15834120         WFI0822600007944       STUART                     FL           34997 Single Family        Primary        360
15834138         WFI0822600007945       MIAMI                      FL           33185 Single Family        Primary        360
15834146         WFI0822600008007       OCALA                      FL           34480 Single Family        Primary        360
15834153         WFI0822600008025       MELBOURNE                  FL           32940 Single Family        Primary        360
15834179         WFI0822600008058       ORLANDO                    FL           32818 PUD                  Primary        360
15834187         WFI0822600008114       ORLANDO                    FL           32810 Single Family        Primary        360
15834203         WFI0822600008205       SPRING HILL                FL           34609 Single Family        Primary        360
15834211         WFI0822600008353       MIAMI                      FL           33165 Single Family        Primary        360
15834229         WFI0822600008379       RIVERVIEW                  FL           33569 Single Family        Primary        360
15834237         WFI0822800000015       POCATELLO                  ID           83201 Single Family        Primary        360
15834245         WFI0822800000019       HELENA                     MT           59602 Single Family        Primary        360
15834252         WFI0823000010596       LEXINGTON                  KY           40504 Condominium          Primary        360
15834260         WFI0823000010674       LASHMEET                   WV           24733 Single Family        Primary        360
15834278         WFI0823000010963       MURRELLS INLET             SC           29576 Single Family        Primary        360
15834286         WFI0823000011044       STATESVILLE                NC           28625 Single Family        Primary        360
15834302         WFI0823000011188       WILMINGTON                 NC           28405 PUD                  Primary        360
15834310         WFI0823000011220       BOONVILLE                  IN           47601 Single Family        Primary        180
15834328         WFI0823000011395       WAVES                      NC           27982 Single Family        Investor       360
15834344         WFI0823000011445       HENDERSON                  KY           42420 Single Family        Primary        360
15834351         WFI0823000011455       PORT SAINT LUCIE           FL           34952 Single Family        Primary        360
15834377         WFI0823000011606       WHITE BLUFF                TN           37187 Single Family        Primary        360
15834385         WFI0823200000076       WATERLOO                   IA           50702 Single Family        Primary        360
15834393         WFI0823500010404       CEDARPINES PARK            CA           92322 Single Family        Primary        480
15834401         WFI0823500011721       CYPRESS                    CA           90630 Single Family        Primary        360
15834435         WFI0823500012025       LOS ANGELES                CA           90011 Single Family        Primary        360
15834468         WFI0823500012249       FRESNO                     CA           93726 Single Family        Primary        360
15834484         WFI0823500012300       FRESNO                     CA           93728 Single Family        Primary        360
15834492         WFI0823500012301       FRESNO                     CA           93728 Single Family        Primary        180
15834518         WFI0823500012598       BAKERSFIELD                CA           93304 Single Family        Primary        360
15834534         WFI0823500012620       LOS ANGELES                CA           90032 2-4 Family           Primary        360
15834542         WFI0823500012645       SAN JOSE                   CA           95125 2-4 Family           Primary        360
15834559         WFI0823500012658       VALLEJO                    CA           94591 Single Family        Primary        360
15834567         WFI0823500012747       LOS ANGELES                CA           90001 Single Family        Primary        360
15834575         WFI0823500012779       LODI                       CA           95240 Condominium          Investor       360
15834583         WFI0823500012783       PEMBROKE PINES             FL           33029 PUD                  Primary        360
15834591         WFI0823500012810       BAKERSFIELD                CA           93304 Single Family        Primary        360
15834609         WFI0823500012811       BAKERSFIELD                CA           93304 Single Family        Primary        180
15834617         WFI0823500012848       ONTARIO                    CA           91762 PUD                  Investor       360
15834641         WFI0823500012947       COACHELLA                  CA           92236 Single Family        Primary        360
15834658         WFI0823500012955       ELVERTA                    CA           95626 Single Family        Primary        360
15834674         WFI0823500013127       LOS ANGELES                CA           90062 Single Family        Primary        360
15834690         WFI0823500013218       FORT COLLINS               CO           80524 Single Family        Primary        360
15834732         WFI0823500013639       KIRKLAND                   WA           98034 Condominium          Primary        360
15834740         WFI0824000005930       EAST PROVIDENCE            RI            2914 Single Family        Primary        360
15834765         WFI0824000007597       MIRAMAR                    FL           33023 Single Family        Primary        360
15834773         WFI0824000008004       CARIBOU                    ME            4736 Single Family        Primary        120
15834781         WFI0824000008099       HENNIKER                   NH            3242 Single Family        Primary        360
15834799         WFI0824000008101       EASTFORD                   CT            6242 Single Family        Primary        360
15834807         WFI0824000008134       EAST GRANBY                CT            6026 Single Family        Primary        360
15834831         WFI0824000008160       BETHEL                     ME            4217 Single Family        Primary        360
15834849         WFI0824000008202       NEW HAVEN                  CT            6513 2-4 Family           Primary        360
15834856         WFI0824000008245       SOUTHBURY                  CT            6488 Single Family        Primary        360
15834864         WFI0824000008259       BLOOMFIELD                 CT            6002 Single Family        Primary        360
15834872         WFI0824000008260       PLAINFIELD                 CT            6374 Single Family        Primary        360
15834880         WFI0824300009790       NORTH RIDGEVILLE           OH           44039 Single Family        Primary        360
15834898         WFI0824300010067       HARRISON                   OH           45030 Single Family        Primary        360
15834906         WFI0824300010188       ARMADA                     MI           48005 Single Family        Primary        360
15834914         WFI0824300010437       FLINT                      MI           48506 Single Family        Primary        180
15834922         WFI0824300010572       MADISON HEIGHTS            MI           48071 Single Family        Primary        360
15834930         WFI0824300010685       CLINTON TOWNSHIP           MI           48038 Single Family        Primary        360
15834948         WFI0824300010751       ASHTABULA                  OH           44004 Single Family        Primary        360
15834955         WFI0824300011166       KISSIMMEE                  FL           34741 PUD                  Primary        360
15834971         WFI0824500012849       KANSAS CITY                MO           64156 Single Family        Primary        360
15834989         WFI0824500013042       CHICAGO                    IL           60617 Single Family        Primary        360
15834997         WFI0824500013235       CHICAGO                    IL           60634 Single Family        Primary        360
15835002         WFI0824500013321       SAINT LOUIS                MO           63139 Single Family        Primary        360
15835010         WFI0824500013394       BLUE SPRINGS               MO           64015 Single Family        Primary        360
15835028         WFI0824500013434       STURGIS                    SD           57785 Single Family        Primary        360
15835036         WFI0824500013637       SAINT PETERS               MO           63376 Single Family        Primary        360
15835044         WFI0824500013672       STOUGHTON                  WI           53589 Single Family        Primary        360
15835051         WFI0824500013728       DARIEN                     IL           60561 Single Family        Primary        360
15835069         WFI0824500013739       EVANSTON                   IL           60201 Single Family        Primary        360
15835077         WFI0824500013759       BLOOMINGTON                IL           61704 Single Family        Primary        360
15835093         WFI0824500013910       SAINT LOUIS                MO           63112 Single Family        Primary        360
15835101         WFI0824500013917       SHEBOYGAN                  WI           53083 Single Family        Primary        360
15835119         WFI0824500013968       LA CROSSE                  WI           54601 Single Family        Primary        360
15835135         WFI0824600007531       LAS VEGAS                  NV           89101 Single Family        Primary        360
15835150         WFI0824600007818       BUCKEYE                    AZ           85326 Single Family        Primary        360
15835168         WFI0824600007851       CASSELBERRY                FL           32707 PUD                  Primary        360
15835176         WFI0824600007876       LAS VEGAS                  NV           89115 Single Family        Primary        360
15835192         WFI0824600007927       PHOENIX                    AZ           85015 Single Family        Primary        360
15835218         WFI0824600007933       LAS VEGAS                  NV           89149 PUD                  Primary        360
15835226         WFI0824600007937       BUCKEYE                    AZ           85326 PUD                  Investor       360
15835259         WFI0824600008099       POUGHKEEPSIE               NY           12603 2-4 Family           Investor       360
15835267         WFI0824600008154       LAVEEN                     AZ           85339 PUD                  Primary        360
15835283         WFI0824600008352       MIDDLE VILLAGE             NY           11379 Single Family        Primary        360
15835309         WFI0824700003751       SALEM                      OR           97305 Single Family        Primary        360
15835325         WFI0824700003837       SEATTLE                    WA           98106 Single Family        Primary        180
15835366         WFI0824700004075       KENT                       WA           98042 PUD                  Primary        360
15835374         WFI0824800002761       SEABROOK                   TX           77586 PUD                  Primary        360
15835382         WFI0824800002869       WACO                       TX           76712 Single Family        Primary        360
15835390         WFI0824800002990       DALLAS                     TX           75211 Single Family        Investor       360
15835408         WFI0825000012125       BLOOMINGTON                IL           61704 Single Family        Primary        360
15835416         WFI0825000012481       WASHINGTON TWP.            NJ            8012 Single Family        Primary        360
15835424         WFI0825000012994       FRANKLINTON                LA           70438 Single Family        Primary        360
15835440         WFI0825100001335       BERWICK                    ME            3901 Single Family        Primary        360
15835457         WFI0825100001454       MENASHA                    WI           54952 Single Family        Primary        360
15835465         WFI0825100001750       SALINA                     KS           67401 Single Family        Primary        360
15835473         WFI0825200011717       CRAB ORCHARD               WV           25827 Single Family        Primary        360
15835481         WFI0825200011950       HOLCOMB                    IL           61043 Single Family        Primary        360
15835499         WFI0825200012660       CAROL STREAM               IL           60188 Condominium          Primary        360
15835515         WFI0825400008733       COCOA                      FL           32926 Single Family        Primary        180
15835523         WFI0825400008745       NEENAH                     WI           54956 Single Family        Primary        240
15835531         WFI0825400009142       INDEPENDENCE               LA           70443 Single Family        Primary        360
15835549         WFI0825500006729       COATESVILLE                PA           19320 PUD                  Primary        360
15835556         WFI0825600003969       ELKHORN                    NE           68022 Single Family        Primary        180
15835564         WFI0825600004418       ALBUQUERQUE                NM           87111 Single Family        Primary        360
15835580         WFI0825800009708       READING                    PA           19606 PUD                  Primary        360
15835598         WFI0825800011321       READING                    PA           19606 PUD                  Primary        180
15835606         WFI0827100003103       NORFOLK                    VA           23523 2-4 Family           Investor       360
15835614         WFI0827100003199       DES PLAINES                IL           60018 Single Family        Primary        360
15835622         WFI0827100003219       STONE MOUNTAIN             GA           30087 Single Family        Primary        180
15835648         WFI0827100003304       MENTOR                     OH           44060 Single Family        Primary        360
15835655         WFI0827100003308       BREWTON                    AL           36426 Single Family        Primary        360
15835663         WFI0827100003383       MIAMI                      FL           33134 Single Family        Primary        360
15835671         WFI0827500002714       VICTORVILLE                CA           92395 Single Family        Primary        360
15835713         WFI0827500002897       PHOENIX                    AZ           85035 Single Family        Primary        360
15835721         WFI0827500002898       COLTON                     CA           92324 Single Family        Primary        360
15835739         WFI0827500002908       HESPERIA                   CA           92345 Single Family        Investor       360
15835754         WFI0827500002922       LOS ANGELES                CA           90065 Single Family        Primary        360
15835770         WFI0827500002931       SIERRA VISTA               AZ           85650 Single Family        Primary        360
15853088         WFI0842000020509       NAZARETH                   PA           18064 Single Family        Primary        360
15853096         WFI0842000020651       BEAR                       DE           19701 Single Family        Primary        360
15853120         WFI0842000020730       BARTONSVILLE               PA           18321 PUD                  Primary        360
15853138         WFI0842000020756       ABINGDON                   MD           21009 PUD                  Primary        360
15853146         WFI0842000020838       NORFOLK                    VA           23503 Single Family        Primary        360
15853153         WFI0842000020959       OCEANSIDE                  NY           11572 Single Family        Primary        180
15853161         WFI0842000021055       LEXINGTON PARK             MD           20653 PUD                  Primary        360
15853187         WFI0842000021162       WAYNESBORO                 VA           22980 Single Family        Primary        360
15853195         WFI0842000021366       SAINT LOUIS                MO           63116 Single Family        Primary        360
15853203         WFI0842000021388       BRODHEADSVILLE             PA           18322 Single Family        Primary        360
15853229         WFI0842000021396       WINTER SPRINGS             FL           32708 PUD                  Primary        360
15853237         WFI0842000021530       FRANKLIN                   NH            3235 Single Family        Primary        360
15853252         WFI0842000021659       STERLING                   VA           20165 PUD                  Primary        360
15853260         WFI0842000021660       HURLOCK                    MD           21643 Single Family        Primary        360
15853278         WFI0842000021828       PHILADELPHIA               PA           19128 Single Family        Primary        360
15853294         WFI0842000021904       WARREN                     PA           16365 Single Family        Primary        180
15853328         WFI0842000021953       NEWPORT NEWS               VA           23602 Single Family        Primary        360
15853336         WFI0842000021990       HURLOCK                    MD           21643 Single Family        Primary        360
15853344         WFI0842000021995       WILLIAMSBURG               VA           23188 PUD                  Primary        360
15853351         WFI0842000022069       FOREST HILL                MD           21050 PUD                  Primary        360
15853369         WFI0842000022103       STROUDSBURG                PA           18360 Single Family        Primary        360
15853377         WFI0842000022110       UPPER MARLBORO             MD           20772 PUD                  Primary        360
15853385         WFI0842000022114       WALDORF                    MD           20601 Single Family        Primary        360
15853393         WFI0842000022138       MANASSAS                   VA           20112 PUD                  Primary        360
15853401         WFI0842000022139       SEAFORD                    DE           19973 Single Family        Primary        360
15853427         WFI0842000022254       HOMESTEAD                  FL           33030 PUD                  Secondary      360
15853435         WFI0842000022270       LUTZ                       FL           33559 PUD                  Primary        360
15853443         WFI0842000022326       KANTNER                    PA           15548 Single Family        Primary        360
15853450         WFI0842000022433       BEAVERTON                  OR           97007 Single Family        Primary        360
15853476         WFI0842000022510       JOPPA                      MD           21085 Single Family        Primary        360
15853484         WFI0842000022541       YORK                       PA           17404 Single Family        Primary        360
15853492         WFI0842000022558       CHESTER                    VA           23831 Single Family        Primary        360
15853518         WFI0842000022641       SPOTSYLVANIA               VA           22553 PUD                  Primary        360
15853534         WFI0842000022691       PHILADELPHIA               PA           19147 High Rise Condo      Primary        360
15853542         WFI0842000022699       ARLINGTON                  TN           38002 Single Family        Primary        360
15853559         WFI0842000022733       DAVENPORT                  FL           33837 PUD                  Primary        360
15853575         WFI0842000022779       ST. PETERSBURG             FL           33713 Single Family        Primary        360
15853583         WFI0842000023018       SYKESVILLE                 MD           21784 PUD                  Primary        360
15853591         WFI0842000023048       SAINT CLOUD                FL           34771 Single Family        Primary        360
15853617         WFI0842300002079       WEST HAVERSTRAW            NY           10993 Single Family        Primary        360
15853641         WFI0842300002370       STUART                     FL           34997 2-4 Family           Primary        360
15853658         WFI0842300002371       STUART                     FL           34997 2-4 Family           Primary        180
15853666         WFI0842300002407       BRONX                      NY           10465 2-4 Family           Primary        240
15853674         WFI0842300002427       BRONX                      NY           10469 2-4 Family           Primary        180
15853708         WFI0842500007074       HOUMA                      LA           70364 Single Family        Primary        360
15853716         WFI0842500007114       CLEVELAND                  GA           30528 Single Family        Primary        360
15853724         WFI0842500007175       COLUMBUS                   GA           31907 Single Family        Primary        360
15853732         WFI0842500007199       OVERLAND PARK              KS           66221 Single Family        Primary        360
15853740         WFI0842500007531       ROGERS                     AR           72756 Single Family        Primary        360
15853757         WFI0842500007550       ORANGE BEACH               AL           36561 PUD                  Primary        360
15853765         WFI0842500007569       PONCHATOULA                LA           70454 Single Family        Primary        360
15853773         WFI0842500007596       DUSON                      LA           70529 Single Family        Primary        360
15853781         WFI0842600006264       MIAMI                      FL           33162 Single Family        Primary        360
15853799         WFI0842600007418       MIAMI                      FL           33174 Condominium          Primary        360
15853807         WFI0842600007490       ODESSA                     FL           33556 Single Family        Primary        360
15853815         WFI0842600007675       NAPLES                     FL           34120 Single Family        Primary        180
15853831         WFI0842600007793       HIALEAH                    FL           33018 Condominium          Primary        360
15853856         WFI0842600007946       MIAMI                      FL           33185 Single Family        Primary        180
15853864         WFI0842600008013       ORLANDO                    FL           32819 Single Family        Primary        360
15853872         WFI0842600008021       CAPE CORAL                 FL           33904 Single Family        Primary        360
15853880         WFI0842600008040       WEST PALM BEACH            FL           33415 Condominium          Primary        180
15853898         WFI0842600008093       MIAMI                      FL           33170 Single Family        Primary        360
15853914         WFI0842600008110       MIAMI                      FL           33162 Single Family        Primary        360
15853922         WFI0842600008119       ORLANDO                    FL           32812 PUD                  Primary        360
15853930         WFI0842600008125       CAPE CORAL                 FL           33904 Single Family        Primary        360
15853955         WFI0842600008198       VILLAGE OF PALMETTO BAY    FL           33157 PUD                  Primary        360
15853989         WFI0842600008319       LAND O LAKES               FL           34639 Single Family        Primary        360
15853997         WFI0842600008324       MIAMI                      FL           33194 PUD                  Primary        360
15854003         WFI0842600008326       NORTH MIAMI                FL           33167 Single Family        Primary        360
15854011         WFI0842600008327       DELTONA                    FL           32725 Single Family        Primary        360
15854029         WFI0842600008329       WEST PALM BEACH            FL           33406 Single Family        Primary        360
15854037         WFI0842600008333       ANDERSON                   IN           46013 Single Family        Primary        360
15854045         WFI0842600008339       ORLANDO                    FL           32822 Single Family        Primary        360
15854060         WFI0842600008381       MIAMI                      FL           33142 2-4 Family           Primary        360
15854078         WFI0842600008420       PALM BAY                   FL           32907 Single Family        Primary        360
15854086         WFI0842600008441       LONGWOOD                   FL           32750 Single Family        Primary        360
15854094         WFI0842600008459       KISSIMMEE                  FL           34758 PUD                  Primary        360
15854102         WFI0842600008462       MIAMI                      FL           33147 Single Family        Primary        360
15854110         WFI0842600008464       MERRITT ISLAND             FL           32953 Single Family        Primary        360
15854128         WFI0842600008473       PALM BEACH GARDENS         FL           33410 Condominium          Investor       360
15854136         WFI0842600008486       LAUDERDALE LAKES           FL           33309 Single Family        Primary        360
15854144         WFI0842600008496       WEST PALM BEACH            FL           33413 Single Family        Primary        360
15854151         WFI0842600008499       MILLRY                     AL           36558 Single Family        Primary        360
15854169         WFI0842600008514       SHREVEPORT                 LA           71104 Single Family        Primary        360
15854177         WFI0842600008530       LAND O LAKES               FL           34638 PUD                  Primary        360
15854185         WFI0842600008568       WEST PALM BEACH            FL           33412 Single Family        Primary        360
15854201         WFI0842600008592       ORLANDO                    FL           32817 Single Family        Primary        360
15854219         WFI0842600008611       NORTH MIAMI                FL           33161 Single Family        Primary        360
15854227         WFI0842600008642       MIAMI                      FL           33127 2-4 Family           Primary        360
15854235         WFI0842600008645       ORLANDO                    FL           32818 Single Family        Secondary      360
15854243         WFI0842600008656       TAMPA                      FL           33603 Single Family        Primary        360
15854250         WFI0842600008657       TAMPA                      FL           33603 Single Family        Primary        180
15854268         WFI0842600008794       SAINT CLOUD                FL           34769 Single Family        Investor       360
15854300         WFI0843000009462       MERRY HILL                 NC           27957 Single Family        Primary        360
15854318         WFI0843000010372       MARTINSBURG                WV           25401 Single Family        Primary        360
15854326         WFI0843000011031       DAYTON                     OH           45432 Single Family        Primary        360
15854334         WFI0843000011042       DORAL                      FL           33178 PUD                  Primary        360
15854342         WFI0843000011079       LINCOLNTON                 NC           28092 Single Family        Investor       360
15854375         WFI0843000011203       LOUISVILLE                 KY           40216 Single Family        Primary        360
15854383         WFI0843000011233       PORTSMOUTH                 VA           23707 Single Family        Primary        360
15854391         WFI0843000011250       COLUMBIA                   SC           29223 Single Family        Primary        360
15854417         WFI0843000011341       STEPHENS CITY              VA           22655 Single Family        Primary        360
15854425         WFI0843000011352       RADCLIFF                   KY           40160 Single Family        Primary        360
15854433         WFI0843000011355       NEWPORT                    NC           28570 Single Family        Primary        360
15854441         WFI0843000011362       SCOTTSVILLE                VA           24590 Single Family        Primary        360
15854466         WFI0843000011542       SUFFOLK                    VA           23434 Single Family        Primary        360
15854474         WFI0843000011544       HODGENVILLE                KY           42748 Single Family        Primary        360
15854490         WFI0843000011643       CHESAPEAKE                 VA           23323 Single Family        Primary        360
15854508         WFI0843000011677       MADISONVILLE               TN           37354 Single Family        Primary        360
15854516         WFI0843000011737       SOUTHAVEN                  MS           38672 PUD                  Primary        360
15854524         WFI0843000011739       SOUTHAVEN                  MS           38672 PUD                  Primary        180
15854532         WFI0843000011978       MICHIGAN CITY              IN           46360 Single Family        Primary        180
15854540         WFI0843000012005       WINCHESTER                 VA           22602 Single Family        Primary        360
15854557         WFI0843000012076       RIVIERA BEACH              FL           33404 Single Family        Primary        360
15854565         WFI0843000012081       SOUTH BEND                 IN           46637 Single Family        Primary        360
15854581         WFI0843000012305       PORT CHARLOTTE             FL           33952 Single Family        Investor       360
15854599         WFI0843000012307       PORT CHARLOTTE             FL           33952 Single Family        Primary        360
15854607         WFI0843200000048       MONROE                     IA           50170 Single Family        Primary        360
15854615         WFI0843200000050       DUBUQUE                    IA           52001 Single Family        Primary        360
15854623         WFI0843200000056       STATE CENTER               IA           50247 Single Family        Primary        360
15854631         WFI0843300000002       EAGLE                      ID           83616 Single Family        Primary        360
15854656         WFI0843500012320       APPLE VALLEY               CA           92308 Single Family        Primary        360
15854672         WFI0843500013026       PHOENIX                    AZ           85043 Single Family        Investor       360
15854706         WFI0843500013128       TRACY                      CA           95376 Single Family        Primary        360
15854722         WFI0843500013205       RIDGECREST                 CA           93555 Single Family        Primary        360
15854748         WFI0843500013246       RANCHO CUCAMONGA           CA           91730 Single Family        Primary        360
15854755         WFI0843500013346       VALLEJO                    CA           94591 Single Family        Primary        360
15854763         WFI0843500013405       LOS ANGELES (SYLMAR ARE    CA           91342 Single Family        Primary        360
15854771         WFI0843500013433       LOS ANGELES                CA           90032 Condominium          Primary        360
15854789         WFI0843500013455       RIALTO                     CA           92376 Single Family        Investor       360
15854797         WFI0843500013461       DOWNEY                     CA           90242 Single Family        Primary        180
15854813         WFI0843500013517       WEST HOLLYWOOD             CA           90069 Single Family        Primary        360
15854839         WFI0843500013606       SANTA ANA                  CA           92703 Single Family        Primary        360
15854847         WFI0843500013671       RANCHO CUCAMONGA           CA           91739 Single Family        Primary        360
15854854         WFI0843500013677       FONTANA                    CA           92336 Single Family        Primary        360
15854870         WFI0843500013735       EL MONTE                   CA           91731 Single Family        Investor       360
15854888         WFI0843500013747       SANTA CLARITA              CA           91390 Single Family        Primary        360
15854896         WFI0843500013753       STOCKTON                   CA           95212 Single Family        Primary        360
15854912         WFI0843500013768       ESCONDIDO                  CA           92027 Single Family        Investor       360
15854938         WFI0843500013841       LATHROP                    CA           95330 Single Family        Primary        360
15854946         WFI0843500013850       WHITTIER                   CA           90604 Single Family        Primary        360
15854953         WFI0843500014009       TEHACHAPI                  CA           93561 Single Family        Primary        360
15854961         WFI0843500014049       RIVERSIDE                  CA           92509 Single Family        Primary        360
15854979         WFI0843500014260       VACAVILLE                  CA           95687 PUD                  Primary        360
15855000         WFI0844000007710       TRURO                      MA            2666 Single Family        Primary        360
15855026         WFI0844000007950       SOMERS                     CT            6071 Single Family        Primary        360
15855042         WFI0844000008094       BRIDGEPORT                 CT            6606 2-4 Family           Primary        360
15855083         WFI0844000008264       TRUMBULL                   CT            6611 Single Family        Primary        360
15855109         WFI0844000008314       PORT SAINT LUCIE           FL           34983 Single Family        Primary        360
15855117         WFI0844000008328       YORK                       ME            3909 Single Family        Primary        360
15855125         WFI0844000008388       DORCHESTER                 MA            2121 2-4 Family           Primary        360
15855133         WFI0844000008389       MANCHESTER                 CT            6040 Single Family        Primary        360
15855141         WFI0844000008447       SANBORNTON                 NH            3269 Single Family        Primary        180
15855158         WFI0844000008520       EAST PROVIDENCE            RI            2914 Single Family        Primary        360
15855174         WFI0844000008577       TIVERTON                   RI            2878 Single Family        Primary        360
15855190         WFI0844000008721       PORTSMOUTH                 RI            2871 Single Family        Primary        360
15855208         WFI0844300009648       EAST STROUDSBURG           PA           18301 Single Family        Primary        360
15855216         WFI0844300010499       AKRON                      OH           44319 Single Family        Primary        360
15855224         WFI0844300010508       MASSILLON                  OH           44646 Single Family        Primary        360
15855232         WFI0844300010729       DAYTON                     OH           45449 Single Family        Primary        360
15855240         WFI0844300010782       PAINESVILLE                OH           44077 Single Family        Primary        360
15855257         WFI0844300010879       MARION                     OH           43302 Single Family        Primary        360
15855265         WFI0844300011075       NORTH OLMSTED              OH           44070 Single Family        Primary        240
15855273         WFI0844300011093       MIDDLETOWN                 OH           45044 Single Family        Primary        360
15855281         WFI0844300011147       GRAND RAPIDS               MI           49507 Single Family        Primary        360
15855299         WFI0844300011206       FAIRFIELD                  OH           45014 Single Family        Primary        360
15855315         WFI0844300011396       SAINT CLAIR SHORES         MI           48080 Single Family        Primary        360
15855323         WFI0844300011524       WOODBRIDGE                 VA           22191 PUD                  Primary        360
15855331         WFI0844300011531       OLDENBURG                  IN           47036 Single Family        Investor       360
15855349         WFI0844300011590       CINCINNATI                 OH           45215 2-4 Family           Investor       360
15855356         WFI0844300011596       FARMINGTON HILLS           MI           48331 Single Family        Primary        360
15855364         WFI0844500011171       CHICAGO                    IL           60609 2-4 Family           Primary        180
15855372         WFI0844500011729       CHICAGO                    IL           60639 2-4 Family           Primary        360
15855380         WFI0844500012423       GROVELAND                  FL           34736 PUD                  Primary        180
15855414         WFI0844500013099       SAINT JOSEPH               MO           64507 Single Family        Primary        360
15855430         WFI0844500013150       WICHITA                    KS           67213 Single Family        Primary        360
15855448         WFI0844500013162       GRANDVIEW                  MO           64030 Single Family        Primary        360
15855463         WFI0844500013395       DE SOTO                    MO           63020 Single Family        Primary        360
15855471         WFI0844500013422       SHAWNEE MISSION            KS           66218 Single Family        Primary        360
15855497         WFI0844500013527       LEES SUMMIT                MO           64064 Single Family        Primary        360
15855521         WFI0844500013619       AURORA                     IL           60506 Single Family        Primary        360
15855539         WFI0844500013658       RIVERVIEW                  FL           33569 PUD                  Primary        360
15855554         WFI0844500013923       ONEIDA                     TN           37841 Single Family        Primary        360
15855562         WFI0844500013966       PLATTE WOODS               MO           64151 Single Family        Primary        360
15855570         WFI0844500014077       CHICAGO                    IL           60655 Single Family        Primary        360
15855596         WFI0844500014186       PORT SAINT LUCIE           FL           34983 Single Family        Primary        360
15855604         WFI0844500014195       LAWRENCE                   KS           66049 Single Family        Primary        180
15855612         WFI0844500014196       LAWRENCE                   KS           66049 Single Family        Primary        360
15855620         WFI0844500014197       FORT GIBSON                OK           74434 Single Family        Primary        360
15855653         WFI0844500014295       SAINT LOUIS                MO           63034 Single Family        Primary        360
15855679         WFI0844500014335       CHICAGO                    IL           60652 Single Family        Primary        360
15855695         WFI0844500014467       GREEN BAY                  WI           54311 Single Family        Primary        360
15855703         WFI0844500014545       ROCHESTER                  MN           55901 Condominium          Primary        180
15855711         WFI0844500014671       BROKEN ARROW               OK           74014 Single Family        Primary        180
15855729         WFI0844500014749       CHICAGO                    IL           60637 Condominium          Primary        360
15855737         WFI0844500014762       PALATINE                   IL           60067 Condominium          Primary        180
15855745         WFI0844600006933       NORTHGLENN                 CO           80233 Single Family        Primary        360
15855752         WFI0844600007533       LAS VEGAS                  NV           89101 Single Family        Primary        180
15855760         WFI0844600007620       DENVER                     CO           80223 Single Family        Primary        360
15855778         WFI0844600007857       PARKER                     CO           80134 PUD                  Primary        360
15855794         WFI0844600007984       AURORA                     CO           80013 Single Family        Primary        360
15855802         WFI0844600008043       ALBUQUERQUE                NM           87120 Single Family        Primary        360
15855810         WFI0844600008137       LAS VEGAS                  NV           89128 Single Family        Primary        180
15855828         WFI0844600008141       MARICOPA                   AZ           85239 PUD                  Primary        360
15855836         WFI0844600008175       QUEEN CREEK                AZ           85242 PUD                  Primary        360
15855844         WFI0844600008313       AVONDALE                   AZ           85323 Single Family        Primary        360
15855851         WFI0844600008350       AURORA                     CO           80014 PUD                  Primary        360
15855869         WFI0844600008392       MESA                       AZ           85208 PUD                  Primary        360
15855877         WFI0844600008403       SURPRISE                   AZ           85379 PUD                  Primary        360
15855885         WFI0844600008415       SOUTH JORDAN               UT           84095 Single Family        Primary        360
15855893         WFI0844600008470       GILBERT                    AZ           85296 Single Family        Primary        360
15855919         WFI0844600008536       LAS CRUCES                 NM           88012 PUD                  Primary        360
15855927         WFI0844600008555       LAKEWOOD                   CO           80227 Single Family        Primary        360
15855935         WFI0844600008580       PHOENIX                    AZ           85043 PUD                  Primary        360
15855943         WFI0844600008611       NORTH LAS VEGAS            NV           89031 PUD                  Primary        360
15855950         WFI0844600008615       MESA                       AZ           85207 PUD                  Investor       360
15855968         WFI0844600008750       PHOENIX                    AZ           85040 Single Family        Primary        360
15856065         WFI0844800002745       HOUSTON                    TX           77089 Single Family        Primary        360
15856099         WFI0844800002958       MOUNT PLEASANT             TX           75455 Single Family        Primary        360
15856107         WFI0844800003006       SEMINOLE                   TX           79360 Single Family        Primary        360
15856115         WFI0844800003044       KILLEEN                    TX           76542 Single Family        Primary        360
15856123         WFI0844800003075       BAYTOWN                    TX           77520 PUD                  Primary        360
15856131         WFI0845000010116       DELTONA                    FL           32738 Single Family        Primary        360
15856149         WFI0845000011580       LAPEER                     MI           48446 Single Family        Primary        360
15856156         WFI0845000012314       MIAMI                      FL           33176 Single Family        Primary        360
15856172         WFI0845000012780       YOUNG HARRIS               GA           30582 Single Family        Primary        360
15856180         WFI0845100001360       MACEDON                    NY           14502 Single Family        Primary        360
15856198         WFI0845100001578       AMBLER                     PA           19002 Single Family        Primary        360
15856206         WFI0845100001635       MONTGOMERY                 IL           60538 Single Family        Primary        360
15856214         WFI0845100001712       WORTHINGTON                WV           26591 Single Family        Primary        240
15856222         WFI0845100001786       MADISON                    WI           53711 Single Family        Primary        360
15856230         WFI0845100001807       MADISONVILLE               LA           70447 Single Family        Primary        360
15856248         WFI084510000535        GARDENDALE                 AL           35071 Single Family        Primary        360
15856255         WFI0845200012955       EASTON                     PA           18045 Single Family        Primary        360
15856289         WFI0845200013401       WHEELING                   IL           60090 PUD                  Primary        360
15856297         WFI0845200013466       INDIANAPOLIS               IN           46224 Single Family        Primary        360
15856305         WFI0845200013546       ERIE                       PA           16505 Single Family        Primary        360
15856313         WFI0845200013767       DUNCANSVILLE               PA           16635 Single Family        Primary        360
15856321         WFI0845200013924       ANNISTON                   AL           36207 Single Family        Primary        360
15856339         WFI0845200014234       ROCKY MOUNT                MO           65072 Single Family        Primary        360
15856347         WFI0845200014238       MILWAUKEE                  WI           53222 Single Family        Primary        360
15856362         WFI0845500005902       BUFFALO GROVE              IL           60089 Single Family        Primary        360
15856370         WFI0845500006596       MANSFIELD                  OH           44906 Single Family        Primary        360
15856388         WFI0845500007299       PINEVILLE                  LA           71360 Single Family        Primary        360
15856396         WFI0845500007383       NEWARK                     DE           19702 Single Family        Primary        360
15856404         WFI0845500007706       NEWTOWN                    PA           18940 Single Family        Primary        360
15856412         WFI0845600002777       SCOTT CITY                 KS           67871 Single Family        Primary        360
15856438         WFI0845600004608       LAS VEGAS                  NV           89135 PUD                  Primary        360
15856446         WFI0845600004665       PHOENIX                    AZ           85024 PUD                  Primary        360
15856453         WFI0845600005118       ESTES PARK                 CO           80517 Single Family        Primary        360
15856479         WFI0845700006640       BREESE                     IL           62230 Single Family        Primary        180
15856487         WFI0845700007340       PEABODY                    MA            1960 Single Family        Primary        360
15856495         WFI0845700007458       DAYTONA BEACH              FL           32118 Single Family        Primary        360
15856503         WFI0845700007530       VILONIA                    AR           72173 Single Family        Primary        180
15856511         WFI0845800010124       MEDIA                      PA           19063 Single Family        Primary        360
15856529         WFI0845800010253       ATHOL                      MA            1331 Single Family        Primary        360
15856545         WFI0845800010614       FRISCO                     TX           75034 PUD                  Primary        360
15856552         WFI0845800011160       WEST POINT                 MS           39773 Condominium          Secondary      360
15856560         WFI0847100003267       ORLANDO                    FL           32804 Single Family        Primary        240
15856578         WFI0847100003278       VINELAND                   NJ            8360 Single Family        Primary        360
15856586         WFI0847100003311       HARVEY                     LA           70058 2-4 Family           Primary        180
15856594         WFI0847100003322       MARIETTA                   GA           30068 Single Family        Primary        360
15856610         WFI0847100003367       LITTLETON                  CO           80121 Single Family        Primary        360
15856628         WFI0847100003377       ALPHARETTA                 GA           30022 Single Family        Primary        360
15856636         WFI0847100003424       GOTHENBURG                 NE           69138 Single Family        Primary        180
15856651         WFI0847100003488       PHILADELPHIA               PA           19135 Single Family        Primary        360
15856677         WFI0847100003551       STUART                     FL           34994 Single Family        Primary        360
15856685         WFI0847500002873       PASADENA                   CA           91104 Single Family        Primary        360
15856693         WFI0847500002878       RIVERSIDE                  CA           92503 Single Family        Primary        360
15856719         WFI0847500003076       PALMDALE                   CA           93552 Single Family        Primary        360
15856735         WFI0847500003121       PLANTATION                 FL           33324 Single Family        Primary        360
15856743         WFI0847500003148       HOLLY HILL                 FL           32117 Single Family        Investor       360


                                                                                                                  Cut-off Date
                    Origination       First                                Remaining           Original             Principal
Loan Number          Date           Payment Date       Maturity Date         Term            Loan Balance            Balance
15405467            3/23/2005          5/1/2005             4/1/2035          345               67,980.00            67,161.86
15655095            8/26/2005         10/1/2005             9/1/2035          350              117,700.00           116,850.18
15655103            9/26/2005         11/1/2005            10/1/2035          351              108,000.00           107,490.87
15655129            10/7/2005         12/1/2005            11/1/2035          352              243,798.00           243,797.99
15655517            8/26/2005         10/1/2005             9/1/2035          350              132,000.00           131,207.07
15655970            9/30/2005         12/1/2005            11/1/2035          352              215,000.00           213,974.33
15656986            11/2/2005          1/1/2006            12/1/2035          353              118,320.00           117,764.38
15657158           11/16/2005          1/1/2006            12/1/2035          353              265,905.00           264,776.31
15657307            11/9/2005          1/1/2006            12/1/2035          353              128,350.00           127,598.52
15657380           10/21/2005         12/1/2005            11/1/2035          352              173,700.00           173,700.00
15657547           10/27/2005          1/1/2006            12/1/2035          353              330,000.00           330,000.00
15657596           11/29/2005          1/1/2006            12/1/2035          353              115,515.00           115,268.31
15658032            11/2/2005          1/1/2006            12/1/2035          353              126,350.00           125,899.77
15658248           11/10/2005          1/1/2006            12/1/2035          353               94,950.00            94,534.44
15658305           11/16/2005          1/1/2006            12/1/2035          353               96,300.00            95,891.24
15836158             1/3/2006          3/1/2006             2/1/2036          355              179,000.00           178,310.54
15836166            12/7/2005          2/1/2006             1/1/2036          354              166,500.00           165,728.03
15836174             3/6/2006          5/1/2006             4/1/2036          357              187,500.00           187,049.72
15836182           12/17/2005          2/1/2006             1/1/2036          354              211,500.00           210,450.81
15836208            1/19/2006          3/1/2006             2/1/2036          355              218,500.00           218,500.00
15836216            2/23/2006          5/1/2006             4/1/2036          357              185,000.00           185,000.00
15836224             1/3/2006          3/1/2006             2/1/2036          355              179,000.00           178,310.54
15836240             1/9/2006          3/1/2006             2/1/2026          235              125,000.00           123,807.74
15836257            1/18/2006          3/1/2006             2/1/2036          355              195,700.00           194,874.93
15836273            1/12/2006          3/1/2006             2/1/2036          355              355,000.00           354,761.55
15836281            2/17/2006          4/1/2006             3/1/2036          356              312,250.00           312,250.00
15836299            1/14/2006          3/1/2006             2/1/2036          355              353,400.00           352,694.40
15836307            3/18/2006          5/1/2006             4/1/2036          357              107,100.00           106,917.59
15836315            1/25/2006          3/1/2006             2/1/2036          355              305,000.00           305,000.00
15836323            1/24/2006          3/1/2006             2/1/2036          355              194,400.00           193,888.22
15836331            2/16/2006          4/1/2006             3/1/2036          356              215,500.00           215,022.80
15836349            3/15/2006          5/1/2006             4/1/2036          357               93,600.00            92,935.87
15836356            2/15/2006          4/1/2006             3/1/2036          356              294,500.00           294,259.99
15836364            2/14/2006          4/1/2006             3/1/2036          356              238,750.00           238,750.00
15836372            3/20/2006          5/1/2006             4/1/2036          357              333,000.00           332,099.07
15836380            1/28/2006          4/1/2006             3/1/2036          356              115,600.00           115,250.13
15836398             3/3/2006          5/1/2006             4/1/2036          357              384,800.00           384,800.00
15836406            2/14/2006          4/1/2006             3/1/2036          356              223,500.00           223,500.00
15836414            2/16/2006          4/1/2006             3/1/2036          356              258,127.00           257,425.83
15836422             2/3/2006          4/1/2006             3/1/2036          356              216,000.00           216,000.00
15836430            2/24/2006          4/1/2006             3/1/2036          356              142,500.00           142,500.00
15836448            2/14/2006          4/1/2006             3/1/2036          356              256,500.00           256,500.00
15836463            2/21/2006          4/1/2006             3/1/2036          356              232,000.00           232,000.00
15836471             3/9/2006          5/1/2006             4/1/2036          357              124,950.00           124,691.62
15836489            2/23/2006          4/1/2006             3/1/2036          356              256,500.00           256,500.00
15836497            3/10/2006          5/1/2006             4/1/2036          357              223,250.00           222,806.68
15836505            2/23/2006          4/1/2006             3/1/2036          356              106,400.00           106,400.00
15836513             3/7/2006          5/1/2006             4/1/2036          357              479,750.00           478,797.05
15836521            2/15/2006          4/1/2006             3/1/2036          356              204,700.00           204,213.85
15836539             3/9/2006          5/1/2006             4/1/2036          357              223,250.00           223,250.00
15836547            3/24/2006          5/1/2006             4/1/2036          357              124,450.00           124,212.72
15836554            2/22/2006          5/1/2006             4/1/2036          357              278,000.00           277,813.99
15836562            3/14/2006          5/1/2006             4/1/2036          357              139,387.00           139,126.59
15836570            2/20/2006          4/1/2006             3/1/2036          356              119,405.00           119,040.75
15836588            3/14/2006          5/1/2006             4/1/2036          357              103,700.00           103,528.43
15836596            3/17/2006          5/1/2006             4/1/2036          357              459,000.00           458,193.69
15836604             2/9/2006          4/1/2006             3/1/2021          176              139,500.00           137,439.78
15836612            2/15/2006          4/1/2006             3/1/2036          356              320,850.00           319,997.61
15836620             3/3/2006          5/1/2006             4/1/2036          357              619,000.00           617,141.30
15836638            2/21/2006          4/1/2006             3/1/2036          356              136,000.00           135,118.02
15836646            2/11/2006          4/1/2006             3/1/2036          356              100,350.00           100,025.75
15836653             3/2/2006          5/1/2006             4/1/2036          357              496,650.00           496,650.00
15836661            2/16/2006          4/1/2006             3/1/2036          356              517,750.00           517,750.00
15836695             3/4/2006          5/1/2006             4/1/2036          357              246,414.00           245,939.36
15836703             3/8/2006          5/1/2006             4/1/2036          357              140,952.00           140,701.83
15836711             3/3/2006          5/1/2006             4/1/2036          357              123,500.00           123,295.64
15836729            2/11/2006          4/1/2006             3/1/2036          356              190,000.00           190,000.00
15836737             3/9/2006          5/1/2006             4/1/2036          357              337,500.00           336,814.70
15836745            3/10/2006          5/1/2006             4/1/2036          357              150,001.00           149,752.81
15836752            2/20/2006          4/1/2006             3/1/2036          356              257,800.00           257,121.97
15836760            3/22/2006          5/1/2006             4/1/2036          357              871,250.00           869,588.79
15836778            3/16/2006          5/1/2006             4/1/2036          357               95,500.00            95,345.56
15836786            3/22/2006          5/1/2006             4/1/2036          357              166,000.00           165,705.36
15836794            3/14/2006          5/1/2006             4/1/2036          357              204,250.00           203,783.19
15836802             3/6/2006          5/1/2006             4/1/2036          357              133,000.00           132,763.43
15836810            2/17/2006          4/1/2006             3/1/2036          356              272,500.00           272,500.00
15836828            2/17/2006          4/1/2006             3/1/2036          356              280,250.00           279,402.27
15836836            3/22/2006          5/1/2006             4/1/2021          177               98,500.00            97,621.31
15836844            2/27/2006          5/1/2006             4/1/2036          357              504,000.00           502,690.84
15836851            2/17/2006          4/1/2006             3/1/2036          356              253,650.00           253,604.96
15836869            3/23/2006          5/1/2006             4/1/2036          357              226,000.00           225,478.33
15836877             3/9/2006          5/1/2006             4/1/2036          357              152,000.00           152,000.00
15836885            2/20/2006          4/1/2006             3/1/2036          356              129,200.00           128,961.02
15836893            2/25/2006          4/1/2006             3/1/2036          356               72,100.00            71,921.58
15836901            2/21/2006          4/1/2006             3/1/2036          356              240,000.00           240,000.00
15836919            2/20/2006          4/1/2006             3/1/2036          356              192,800.00           192,800.00
15836927            3/16/2006          5/1/2006             4/1/2036          357              274,500.00           273,819.68
15836935            3/18/2006          5/1/2006             4/1/2036          357              125,400.00           125,172.81
15836943            2/28/2006          5/1/2006             4/1/2036          357              225,600.00           225,147.42
15836950             3/8/2006          5/1/2006             4/1/2036          357              174,600.00           174,314.71
15836968             3/8/2006          5/1/2006             4/1/2036          357              198,000.00           197,637.59
15836976            3/16/2006          5/1/2006             4/1/2036          357               60,300.00            60,110.72
15836984            2/17/2006          4/1/2006             3/1/2036          356              148,750.00           148,385.70
15836992            3/10/2006          5/1/2006             4/1/2036          357              176,940.00           176,674.04
15837008            2/17/2006          4/1/2006             3/1/2036          356              153,000.00           152,632.87
15837024             3/8/2006          5/1/2006             4/1/2036          357              137,700.00           137,447.94
15837032            3/18/2006          5/1/2006             4/1/2036          357              299,700.00           299,067.68
15837040            3/24/2006          5/1/2006             4/1/2036          357               96,900.00            96,761.80
15837057            3/13/2006          5/1/2006             4/1/2036          357              213,500.00           213,035.78
15837065            2/18/2006          4/1/2006             3/1/2036          356              313,500.00           313,500.00
15837073            3/21/2006          5/1/2006             4/1/2036          357              318,000.00           317,335.79
15837081            2/16/2006          4/1/2006             3/1/2036          356              162,450.00           162,450.00
15837107            2/23/2006          4/1/2006             3/1/2036          356              235,000.00           234,912.15
15837115             3/4/2006          5/1/2006             4/1/2036          357              140,900.00           140,613.88
15837123             3/8/2006          5/1/2006             4/1/2036          357              149,212.00           148,881.01
15837131             3/7/2006          5/1/2006             4/1/2036          357              179,000.00           179,000.00
15837149            3/24/2006          5/1/2006             4/1/2036          357              365,000.00           364,391.08
15837156            2/28/2006          5/1/2006             4/1/2036          357              297,000.00           297,000.00
15837164             3/8/2006          5/1/2006             4/1/2036          357              310,250.00           309,658.46
15837172            3/24/2006          5/1/2006             4/1/2036          357              107,000.00           106,776.51
15837180             3/9/2006          5/1/2006             4/1/2036          357              209,000.00           208,541.00
15837198            3/14/2006          5/1/2006             4/1/2036          357              202,200.00           201,837.41
15837214             3/6/2006          5/1/2006             4/1/2036          357               83,600.00            83,421.22
15837222             3/9/2006          5/1/2006             4/1/2036          357              302,000.00           301,386.77
15837248            3/24/2006          5/1/2006             4/1/2036          357              238,000.00           237,482.52
15837255            3/23/2006          5/1/2006             4/1/2036          357              279,000.00           278,468.04
15837263            3/24/2006          5/1/2006             4/1/2036          357              114,950.00           114,704.52
15837271            2/26/2006          5/1/2006             4/1/2021          177              122,000.00           120,930.55
15837289            3/14/2006          5/1/2006             4/1/2036          357              300,506.00           299,801.26
15837297            2/27/2006          5/1/2006             4/1/2036          357              119,660.00           119,431.84
15837313             3/7/2006          5/1/2006             4/1/2036          357              130,100.00           129,869.09
15837321             3/7/2006          5/1/2006             4/1/2036          357              312,000.00           311,197.44
15837339             3/4/2006          5/1/2006             4/1/2036          357              139,990.00           139,754.02
15837347             3/7/2006          5/1/2006             4/1/2036          357              286,200.00           286,200.00
15837354             3/4/2006          5/1/2006             4/1/2036          357              249,999.00           249,577.54
15837362             3/7/2006          5/1/2006             4/1/2036          357              315,000.00           314,451.23
15837388            3/22/2006          5/1/2006             4/1/2036          357              165,500.00           165,174.64
15837396            3/15/2006          5/1/2006             4/1/2036          357              111,750.00           111,750.00
15837404            3/23/2006          5/1/2006             4/1/2036          357              190,756.00           190,342.99
15837412             2/2/2006          4/1/2006             3/1/2036          356              364,500.00           364,500.00
15837438             3/9/2006          5/1/2006             4/1/2036          357              166,250.00           165,974.95
15837446            3/13/2006          5/1/2006             4/1/2036          357              276,210.00           275,693.97
15837453             3/6/2006          5/1/2006             4/1/2036          357               95,000.00            94,824.32
15837461            3/13/2006          5/1/2006             4/1/2036          357              355,300.00           354,682.26
15837479             3/7/2006          5/1/2006             4/1/2036          357               95,000.00            94,834.82
15837487             3/6/2006          5/1/2006             4/1/2036          357              162,000.00           161,654.76
15837503            3/13/2006          5/1/2006             4/1/2036          357              194,700.00           194,280.88
15837529             3/1/2006          5/1/2006             4/1/2036          357              279,000.00           278,494.53
15837552            3/17/2006          5/1/2006             4/1/2036          357              196,650.00           196,315.06
15837586            3/20/2006          5/1/2006             4/1/2036          357              182,160.00           181,826.57
15837594            3/14/2006          5/1/2006             4/1/2036          357              316,800.00           316,800.00
15837602            3/22/2006          5/1/2006             4/1/2036          357              250,000.00           249,498.48
15837628             3/3/2006          5/1/2006             4/1/2036          357              277,875.00           277,310.75
15837636            3/15/2006          5/1/2006             4/1/2036          357              268,574.07           268,013.11
15837644             3/2/2006          5/1/2006             4/1/2036          357              324,000.00           323,237.13
15837651            3/21/2006          5/1/2006             4/1/2036          357              135,000.00           134,561.30
15837669            3/16/2006          5/1/2006             4/1/2036          357              199,500.00           199,070.55
15837677            3/21/2006          5/1/2006             4/1/2036          357              130,000.00           129,736.03
15837685            3/21/2006          5/1/2006             4/1/2036          357              305,000.00           304,244.11
15837701             3/9/2006          5/1/2006             4/1/2036          357              228,000.00           228,000.00
15837719            3/22/2006          5/1/2006             4/1/2036          357              128,250.00           128,249.82
15837735             3/7/2006          5/1/2006             4/1/2036          357              189,050.00           188,721.31
15837750            3/14/2006          5/1/2006             4/1/2036          357              536,400.00           535,161.85
15837768             3/2/2006          5/1/2006             4/1/2036          357              238,500.00           237,924.41
15837776            3/10/2006          5/1/2006             4/1/2036          357              242,431.00           242,382.58
15837784            3/10/2006          5/1/2006             4/1/2036          357              128,700.00           128,424.92
15837792            3/22/2006          5/1/2006             4/1/2036          357              141,170.00           140,892.49
15837800            3/10/2006          5/1/2006             4/1/2036          357              111,150.00           111,150.00
15837826            3/11/2006          5/1/2006             4/1/2036          357              333,000.00           333,000.00
15837834             3/3/2006          5/1/2006             4/1/2036          357              172,500.00           172,018.13
15837842            3/16/2006          5/1/2006             4/1/2036          357              189,000.00           188,973.93
15837859             3/6/2006          5/1/2006             4/1/2036          357              174,813.00           174,509.05
15837867             3/8/2006          5/1/2006             4/1/2036          357              280,000.00           280,000.00
15837883             3/7/2006          5/1/2006             4/1/2036          357              133,000.00           132,751.51
15837891             3/7/2006          5/1/2006             4/1/2036          357              393,000.00           392,185.36
15837909            3/16/2006          5/1/2006             4/1/2036          357              147,892.00           147,631.89
15837933             3/7/2006          5/1/2006             4/1/2036          357              419,093.00           418,030.65
15837941             3/9/2006          5/1/2006             4/1/2036          357              227,050.00           226,638.63
15837958            3/10/2006          5/1/2006             4/1/2036          357              294,500.00           293,955.40
15837966            3/10/2006          5/1/2006             4/1/2036          357              354,000.00           353,318.12
15837974             3/7/2006          5/1/2006             4/1/2036          357              504,000.00           504,000.00
15837982             3/7/2006          5/1/2006             4/1/2036          357              218,600.00           218,155.60
15837990            3/10/2006          5/1/2006             4/1/2036          357              157,250.00           156,965.10
15838014             3/9/2006          5/1/2006             4/1/2036          357              122,400.00           122,230.89
15838022             3/8/2006          5/1/2006             4/1/2036          357              200,800.00           200,467.78
15838030            3/17/2006          5/1/2006             4/1/2036          357              209,000.00           208,541.00
15838048             3/8/2006          5/1/2006             4/1/2036          357              427,500.00           427,500.00
15838055             3/2/2006          5/1/2006             4/1/2036          357              239,000.00           238,514.68
15838063            3/15/2006          5/1/2006             4/1/2036          357              302,600.00           302,070.60
15838071            3/13/2006          5/1/2006             4/1/2021          177              196,800.00           195,283.44
15838097             3/2/2006          5/1/2006             4/1/2036          357              131,100.00           130,828.86
15838105             3/9/2006          5/1/2006             4/1/2036          357              129,200.00           128,924.65
15838121            3/10/2006          5/1/2006             4/1/2036          357              153,800.00           152,970.33
15838139            3/15/2006          5/1/2006             4/1/2036          357              186,450.00           186,115.65
15838147             3/8/2006          5/1/2006             4/1/2036          357              133,950.00           133,728.39
15838154            3/13/2006          5/1/2006             4/1/2036          357              279,000.00           278,999.96
15838162             3/3/2006          5/1/2006             4/1/2036          357              220,500.00           220,500.00
15838170            3/16/2006          5/1/2006             4/1/2036          357              220,500.00           220,063.93
15838188            3/11/2006          5/1/2006             4/1/2036          357              203,000.00           202,545.96
15838212            3/24/2006          5/1/2006             4/1/2036          357              153,000.00           152,673.92
15838238             3/7/2006          5/1/2006             4/1/2036          357              180,500.00           180,500.00
15838246            3/17/2006          5/1/2006             4/1/2036          357              114,526.00           114,281.94
15838253             3/3/2006          5/1/2006             4/1/2036          357              241,395.00           241,395.00
15838261             3/2/2006          5/1/2006             4/1/2036          357              232,560.00           232,041.90
15838279            3/15/2006          5/1/2006             4/1/2036          357              130,200.00           129,983.95
15838287            3/17/2006          5/1/2006             4/1/2036          357              185,250.00           185,250.00
15838295             3/8/2006          5/1/2006             4/1/2036          357              423,900.00           423,900.00
15838303             3/6/2006          5/1/2006             4/1/2036          357              175,000.00           174,648.93
15838311            3/16/2006          5/1/2006             4/1/2036          357              318,250.00           317,598.54
15838329            3/17/2006          5/1/2006             4/1/2036          357              169,110.00           168,829.68
15838337             3/8/2006          5/1/2006             4/1/2036          357              229,000.00           228,655.81
15838345            3/10/2006          5/1/2006             4/1/2036          357              163,400.00           163,044.72
15838352            3/10/2006          5/1/2006             4/1/2036          357              208,750.00           208,449.15
15838360             3/8/2006          5/1/2006             4/1/2036          357              130,500.00           130,275.44
15838386             3/6/2006          5/1/2006             4/1/2036          357              334,143.00           333,266.54
15838394            3/13/2006          5/1/2006             4/1/2036          357              139,650.00           139,646.06
15838402            3/14/2006          5/1/2006             4/1/2036          357              584,000.00           584,000.00
15838410            3/10/2006          5/1/2006             4/1/2036          357              119,000.00           118,999.99
15838428            3/10/2006          5/1/2006             4/1/2036          357              125,400.00           125,400.00
15838436            3/15/2006          5/1/2006             4/1/2036          357              235,000.00           234,494.14
15838444            3/15/2006          5/1/2006             4/1/2036          357              112,500.00           112,304.40
15838451             3/4/2006          5/1/2006             4/1/2036          357              121,600.00           121,600.00
15838477             3/4/2006          5/1/2006             4/1/2036          357              141,550.00           141,239.13
15838485            3/14/2006          5/1/2006             4/1/2036          357              346,500.00           345,761.57
15838493            3/20/2006          5/1/2006             4/1/2036          357              162,000.00           161,622.32
15838501            3/14/2006          5/1/2006             4/1/2036          357              195,500.00           195,131.00
15838519            3/17/2006          5/1/2006             4/1/2036          357              196,200.00           195,875.40
15838527             3/8/2006          5/1/2006             4/1/2036          357              200,500.00           200,500.00
15838535            3/24/2006          5/1/2006             4/1/2036          357              113,700.00           113,449.49
15838550            3/10/2006          5/1/2006             4/1/2036          357              332,000.00           331,198.76
15838568             3/9/2006          5/1/2006             4/1/2036          357              268,510.00           267,964.80
15838576            3/11/2006          5/1/2006             4/1/2036          357              104,500.00           104,315.98
15838584            3/10/2006          5/1/2006             4/1/2036          357              160,200.00           159,861.99
15838592             3/8/2006          5/1/2006             4/1/2036          357              166,500.00           166,187.33
15838600            3/23/2006          5/1/2006             4/1/2036          357              380,605.00           380,605.00
15838626            3/15/2006          5/1/2006             4/1/2036          357              185,250.00           184,870.79
15838634             3/7/2006          5/1/2006             4/1/2036          357              200,450.00           200,450.00
15838642             3/8/2006          5/1/2006             4/1/2036          357              250,200.00           249,439.91
15838667            3/21/2006          5/1/2006             4/1/2036          357              162,000.00           161,618.57
15838683            3/13/2006          5/1/2006             4/1/2036          357              190,000.00           189,615.44
15838691             3/7/2006          5/1/2006             4/1/2036          357              352,980.00           351,743.97
15838709            3/10/2006          5/1/2006             4/1/2036          357              302,863.00           302,132.07
15838717            3/16/2006          5/1/2006             4/1/2036          357               98,800.00            98,599.79
15838725             3/6/2006          5/1/2006             4/1/2036          357              135,378.00           135,196.44
15838733             3/6/2006          5/1/2006             4/1/2036          357              313,200.00           312,584.32
15838741            3/10/2006          5/1/2006             4/1/2036          357              275,500.00           275,500.00
15838758            3/18/2006          5/1/2006             4/1/2036          357              136,000.00           135,751.05
15838766             3/9/2006          5/1/2006             4/1/2036          357              225,000.00           224,458.66
15838774            3/15/2006          5/1/2006             4/1/2036          357              150,100.00           149,879.06
15838782             3/8/2006          5/1/2006             4/1/2036          357              170,000.00           169,617.16
15838790             3/8/2006          5/1/2006             4/1/2036          357              223,500.00           223,500.00
15838808            3/11/2006          5/1/2006             4/1/2036          357              168,994.00           168,684.69
15838824            3/27/2006          5/1/2006             4/1/2036          357              128,250.00           128,042.61
15838832            3/10/2006          5/1/2006             4/1/2036          357              128,250.00           128,031.56
15838840             3/9/2006          5/1/2006             4/1/2036          357              234,000.00           233,475.72
15838857             3/7/2006          5/1/2006             4/1/2036          357              141,300.00           141,033.32
15838865            3/13/2006          5/1/2006             4/1/2036          357              117,300.00           117,104.30
15838873            3/10/2006          5/1/2006             4/1/2036          357              140,620.00           140,410.84
15838881            3/14/2006          5/1/2006             4/1/2036          357              235,350.00           234,978.07
15838899             3/8/2006          5/1/2006             4/1/2036          357              252,000.00           251,538.74
15838915             3/9/2006          5/1/2006             4/1/2036          357              120,031.00           119,704.77
15838923            3/10/2006          5/1/2006             4/1/2036          357              199,750.00           199,496.53
15838931             3/8/2006          5/1/2006             4/1/2036          357              171,500.00           171,198.71
15838949            3/27/2006          5/1/2006             4/1/2036          357              229,500.00           229,062.39
15838964            3/10/2006          5/1/2006             4/1/2036          357               91,290.00            91,142.37
15838972            3/21/2006          5/1/2006             4/1/2036          357              229,000.00           228,589.36
15838980            3/24/2006          5/1/2006             4/1/2036          357              126,000.00           125,687.72
15838998            3/11/2006          5/1/2006             4/1/2036          357              378,000.00           378,000.00
15839012            3/13/2006          5/1/2006             4/1/2036          357              125,000.00           124,746.17
15839038            3/11/2006          5/1/2006             4/1/2036          357               69,350.00            69,256.19
15839046            3/14/2006          5/1/2006             4/1/2036          357              656,100.00           654,982.57
15839053            3/23/2006          5/1/2006             4/1/2036          357              188,000.00           187,705.36
15839061             3/7/2006          5/1/2006             4/1/2036          357              146,000.00           145,638.14
15839079            3/17/2006          5/1/2006             4/1/2036          357              139,294.00           138,903.52
15839087            3/14/2006          5/1/2006             4/1/2036          357              349,250.00           348,315.95
15839095            3/16/2006          5/1/2006             4/1/2036          357              393,000.00           392,179.27
15839103            3/18/2006          5/1/2006             4/1/2036          357              331,000.00           331,000.00
15839129            3/14/2006          5/1/2006             4/1/2036          357              218,000.00           217,588.54
15839137            3/17/2006          5/1/2006             4/1/2036          357              250,000.00           249,461.47
15839145            3/28/2006          6/1/2006             5/1/2036          358              191,700.00           191,518.47
15839152            3/16/2006          5/1/2006             4/1/2036          357              301,750.00           301,125.84
15839160            3/11/2006          5/1/2006             4/1/2036          357              173,500.00           173,060.19
15839178             3/9/2006          5/1/2006             4/1/2036          357              413,250.00           412,369.32
15839186            3/15/2006          5/1/2006             4/1/2036          357              344,250.00           343,680.45
15839202            3/14/2006          5/1/2006             4/1/2036          357              151,000.00           150,508.05
15839210            3/11/2006          5/1/2006             4/1/2036          357              144,000.00           143,736.68
15839228            3/15/2006          5/1/2006             4/1/2036          357               80,750.00            80,616.38
15839236            3/14/2006          5/1/2006             4/1/2036          357              178,000.00           177,696.84
15839244            3/10/2006          5/1/2006             4/1/2036          357              348,000.00           347,258.37
15839251            3/20/2006          5/1/2006             4/1/2036          357              161,500.00           161,204.40
15839269            3/10/2006          5/1/2006             4/1/2036          357              176,760.00           176,467.56
15839277            3/10/2006          5/1/2006             4/1/2036          357              267,750.00           267,750.00
15839285             3/8/2006          5/1/2006             4/1/2036          357              570,000.00           569,786.87
15839293             3/9/2006          5/1/2006             4/1/2036          357              123,500.00           121,714.62
15839319             3/8/2006          5/1/2006             4/1/2036          357              129,880.00           129,642.26
15839327            3/21/2006          5/1/2006             4/1/2036          357              269,230.00           268,761.90
15839335            3/13/2006          5/1/2006             4/1/2036          357              148,500.00           148,233.71
15839343            3/15/2006          5/1/2006             4/1/2036          357              243,000.00           242,630.91
15839368             3/9/2006          5/1/2006             4/1/2036          357              104,200.00           104,050.00
15839376            3/16/2006          5/1/2006             4/1/2036          357               85,500.00            85,352.85
15839384            3/10/2006          5/1/2006             4/1/2036          357              130,076.00           129,849.85
15839392            3/14/2006          5/1/2006             4/1/2036          357              208,000.00           207,475.32
15839400            3/17/2006          5/1/2006             4/1/2036          357              193,000.00           192,984.10
15839418            3/20/2006          5/1/2006             4/1/2036          357              137,750.00           137,470.28
15839426            3/18/2006          5/1/2006             4/1/2036          357              126,450.00           126,193.23
15839434            3/10/2006          5/1/2006             4/1/2036          357              182,750.00           182,418.89
15839442            3/17/2006          5/1/2006             4/1/2036          357              117,500.00           117,261.40
15839459            3/17/2006          5/1/2006             4/1/2036          357              160,550.00           160,313.48
15839475            3/20/2006          5/1/2006             4/1/2036          357              558,000.00           556,847.83
15839483            3/13/2006          5/1/2006             4/1/2036          357              250,000.00           249,999.99
15839491            3/16/2006          5/1/2006             4/1/2036          357              161,500.00           161,276.89
15839509            3/10/2006          5/1/2006             4/1/2036          357              251,850.00           251,349.86
15839517            3/14/2006          5/1/2006             4/1/2036          357              173,850.00           173,536.44
15839533             3/9/2006          5/1/2006             4/1/2036          357              198,000.00           197,641.26
15839541            3/23/2006          5/1/2006             4/1/2036          357               82,524.00            82,386.49
15839558            3/17/2006          5/1/2006             4/1/2036          357              172,425.00           172,139.70
15839566             3/9/2006          5/1/2006             4/1/2036          357              147,475.00           147,218.59
15839574            3/22/2006          5/1/2006             4/1/2036          357              277,200.00           276,828.23
15839582            3/15/2006          5/1/2006             4/1/2036          357              277,224.00           277,224.00
15839590            3/23/2006          5/1/2006             4/1/2036          357              391,000.00           390,079.40
15839608            3/13/2006          5/1/2006             4/1/2031          297              118,750.00           118,363.64
15839624            3/24/2006          5/1/2006             4/1/2036          357              234,000.00           233,501.31
15839632            3/17/2006          5/1/2006             4/1/2036          357              132,073.00           132,071.97
15839657            3/13/2006          5/1/2006             4/1/2036          357              185,000.00           185,000.00
15839665            3/15/2006          5/1/2006             4/1/2036          357              216,900.00           216,541.14
15839681            3/16/2006          5/1/2006             4/1/2036          357              182,400.00           182,041.44
15839699            3/10/2006          5/1/2006             4/1/2036          357              306,853.00           306,172.31
15839707            3/15/2006          5/1/2006             4/1/2036          357              179,000.00           178,999.00
15839715            3/22/2006          5/1/2006             4/1/2036          357              261,250.00           261,250.00
15839723            3/20/2006          5/1/2006             4/1/2036          357              378,450.00           377,681.55
15839731            3/24/2006          5/1/2006             4/1/2036          357              153,000.00           152,746.86
15839756            3/15/2006          5/1/2006             4/1/2036          357              157,813.00           157,481.92
15839764             3/9/2006          5/1/2006             4/1/2036          357              272,700.00           272,076.77
15839772            3/20/2006          5/1/2006             4/1/2036          357              135,023.00           134,757.56
15839780            3/17/2006          5/1/2006             4/1/2036          357              153,900.00           153,587.48
15839798            3/10/2006          5/1/2006             4/1/2036          357              301,000.00           301,000.00
15839806            3/15/2006          5/1/2006             4/1/2036          357              140,000.00           140,000.00
15839814            3/10/2006          5/1/2006             4/1/2036          357              208,280.00           207,817.99
15839830            3/20/2006          5/1/2006             4/1/2036          357              144,500.00           144,195.11
15839848            3/24/2006          5/1/2006             4/1/2036          357              765,000.00           764,966.57
15839863            3/25/2006          5/1/2006             4/1/2036          357              235,000.00           234,389.58
15839871            3/15/2006          5/1/2006             4/1/2036          357              516,500.00           515,410.27
15839889            3/14/2006          5/1/2006             4/1/2036          357              102,600.00           102,400.34
15839897            3/17/2006          5/1/2006             4/1/2036          357              171,000.00           171,000.00
15839905            3/17/2006          5/1/2006             4/1/2036          357              137,250.00           136,985.61
15839913            3/22/2006          5/1/2006             4/1/2036          357              112,500.00           112,318.07
15839921            3/13/2006          5/1/2006             4/1/2036          357              131,830.00           131,551.86
15839939            3/24/2006          5/1/2006             4/1/2036          357              116,850.00           116,622.59
15839947            3/13/2006          5/1/2006             4/1/2036          357              135,750.00           135,430.37
15839954            3/13/2006          5/1/2006             4/1/2036          357              134,985.00           134,722.32
15839962            3/16/2006          5/1/2006             4/1/2036          357              213,750.00           213,750.00
15839970            3/17/2006          5/1/2006             4/1/2036          357              276,000.00           275,381.63
15839988            3/21/2006          5/1/2006             4/1/2036          357              187,250.00           187,250.00
15839996            3/16/2006          5/1/2006             4/1/2036          357              207,000.00           206,432.63
15840002            3/18/2006          5/1/2006             4/1/2036          357              131,500.00           131,216.91
15840010            3/27/2006          5/1/2006             4/1/2036          357              135,695.00           135,488.89
15840028            1/10/2006          5/1/2006             4/1/2036          357              131,929.00           131,653.45
15840036            3/13/2006          5/1/2006             4/1/2036          357              375,000.00           374,299.42
15840044            3/13/2006          5/1/2006             4/1/2036          357              111,150.00           110,917.84
15840051            3/22/2006          5/1/2006             4/1/2036          357              126,000.00           125,706.26
15840069            3/24/2006          5/1/2006             4/1/2036          357              169,100.00           168,868.83
15840077             3/9/2006          5/1/2006             4/1/2036          357              192,000.00           191,561.19
15840085            3/24/2006          5/1/2006             4/1/2036          357              152,000.00           151,780.93
15840093            3/16/2006          5/1/2006             4/1/2036          357              119,231.00           118,963.84
15840101            3/24/2006          5/1/2006             4/1/2036          357              282,000.00           281,374.48
15840119            3/17/2006          5/1/2006             4/1/2036          357              104,000.00           103,793.47
15840135            3/22/2006          5/1/2006             4/1/2036          357              201,400.00           201,106.66
15840143            3/16/2006          5/1/2006             4/1/2036          357              208,800.00           208,469.31
15840150            3/24/2006          5/1/2006             4/1/2036          357              170,600.00           170,227.99
15840168            3/10/2006          5/1/2006             4/1/2036          357              213,775.00           213,383.71
15840176            3/23/2006          5/1/2006             4/1/2036          357              223,865.00           223,483.73
15840184            3/17/2006          5/1/2006             4/1/2036          357              271,250.00           271,250.00
15840192            3/14/2006          5/1/2006             4/1/2036          357              557,000.00           556,108.62
15840200            3/17/2006          5/1/2006             4/1/2036          357              657,000.00           657,000.00
15840218            3/22/2006          5/1/2006             4/1/2036          357              134,900.00           134,615.03
15840226            3/24/2006          5/1/2006             4/1/2036          357              182,750.00           182,472.41
15840234            3/24/2006          5/1/2006             4/1/2036          357              186,000.00           185,603.61
15840242            3/23/2006          5/1/2006             4/1/2031          297              174,700.00           174,108.33
15840267            3/20/2006          5/1/2006             4/1/2036          357              130,500.00           130,286.75
15840275            3/24/2006          5/1/2006             4/1/2036          357               97,595.00            97,382.78
15840283            3/17/2006          5/1/2006             4/1/2036          357              171,950.00           171,624.07
15840291            3/20/2006          5/1/2006             4/1/2036          357              196,350.00           196,025.13
15840309            3/18/2006          5/1/2006             4/1/2036          357              248,000.00           247,527.13
15840325            3/24/2006          5/1/2006             4/1/2036          357              103,604.00           103,348.85
15840333            3/20/2006          5/1/2006             4/1/2036          357              251,750.00           251,333.48
15840341            3/13/2006          5/1/2006             4/1/2036          357              139,000.00           138,779.86
15840366            3/16/2006          5/1/2006             4/1/2036          357              358,000.00           356,995.12
15840374            3/22/2006          5/1/2006             4/1/2036          357              172,900.00           172,896.48
15840382            3/17/2006          5/1/2006             4/1/2036          357              107,825.00           107,581.01
15840390            3/21/2006          5/1/2006             4/1/2036          357               83,600.00            83,461.66
15840408            3/17/2006          5/1/2006             4/1/2036          357              211,500.00           210,975.83
15840416            3/24/2006          5/1/2006             4/1/2036          357              315,000.00           313,198.10
15840424            3/16/2006          5/1/2006             4/1/2036          357              298,300.00           297,719.52
15840432            3/24/2006          5/1/2006             4/1/2036          357              120,650.00           120,444.29
15840440            3/23/2006          5/1/2006             4/1/2036          357              174,800.00           174,473.42
15840457            3/21/2006          5/1/2006             4/1/2036          357              107,250.00           106,978.13
15840465            3/24/2006          5/1/2006             4/1/2036          357              468,000.00           467,012.61
15840473            3/17/2006          5/1/2006             4/1/2036          357              109,495.00           109,239.72
15840481            3/15/2006          5/1/2006             4/1/2036          357              211,061.00           210,662.64
15840499            3/16/2006          5/1/2006             4/1/2036          357              153,540.00           153,202.80
15840515            3/29/2006          5/1/2006             4/1/2036          357               71,250.00            71,172.89
15840523            3/17/2006          5/1/2006             4/1/2036          357              290,000.00           289,400.35
15840531            3/18/2006          5/1/2006             4/1/2036          357              120,285.00           119,993.26
15840556            3/22/2006          5/1/2006             4/1/2036          357              215,600.00           215,600.00
15840564            3/27/2006          5/1/2006             4/1/2036          357              475,000.00           475,000.00
15840572            3/20/2006          5/1/2006             4/1/2036          357              185,814.00           185,484.21
15840580            3/18/2006          5/1/2006             4/1/2036          357              214,000.00           214,000.00
15840598            3/18/2006          5/1/2006             4/1/2036          357              173,850.00           173,464.35
15840606            3/22/2006          5/1/2006             4/1/2036          357              327,000.00           326,336.00
15840614            3/27/2006          5/1/2006             4/1/2036          357              195,625.00           194,987.91
15840622            3/17/2006          5/1/2006             4/1/2036          357              177,120.00           176,360.85
15840630            3/27/2006          5/1/2006             4/1/2036          357              213,480.00           213,001.70
15840648            3/21/2006          5/1/2006             4/1/2036          357              209,700.00           209,084.61
15840655            3/22/2006          5/1/2006             4/1/2036          357              189,064.00           188,684.70
15840663            3/23/2006          5/1/2006             4/1/2036          357              695,000.00           695,000.00
15840671            3/17/2006          5/1/2006             4/1/2036          357              197,000.00           196,730.70
15840697            3/24/2006          5/1/2006             4/1/2036          357              276,250.00           275,860.18
15840705            3/27/2006          5/1/2006             4/1/2036          357              524,000.00           522,638.89
15840713            3/20/2006          5/1/2006             4/1/2036          357              333,000.00           333,000.00
15840721            3/17/2006          5/1/2006             4/1/2036          357              171,500.00           171,400.00
15840739            3/23/2006          5/1/2006             4/1/2036          357              111,350.00           111,152.21
15840747            3/22/2006          5/1/2006             4/1/2036          357              308,750.00           307,984.82
15840754            3/16/2006          5/1/2006             4/1/2036          357              180,000.00           179,616.38
15840762            3/18/2006          5/1/2006             4/1/2036          357              173,648.00           173,339.80
15840770            3/17/2006          5/1/2006             4/1/2036          357              142,500.00           142,160.40
15840788            3/23/2006          5/1/2006             4/1/2036          357              162,000.00           161,778.56
15840804            3/24/2006          5/1/2006             4/1/2036          357              191,000.00           190,628.32
15840812            3/24/2006          5/1/2006             4/1/2036          357              185,000.00           184,624.34
15840820            3/22/2006          5/1/2006             4/1/2036          357              197,200.00           196,924.66
15840838            3/23/2006          5/1/2006             4/1/2036          357              157,900.00           157,586.42
15840846            3/22/2006          5/1/2006             4/1/2036          357              149,001.00           148,725.45
15840853            3/21/2006          5/1/2006             4/1/2036          357              181,900.00           181,574.39
15840861            3/22/2006          5/1/2006             4/1/2036          357              162,162.00           161,882.94
15840879            3/17/2006          5/1/2006             4/1/2036          357              176,500.00           176,500.00
15840887            3/17/2006          5/1/2006             4/1/2036          357              165,000.00           164,637.62
15840895            3/23/2006          5/1/2006             4/1/2036          357              426,000.00           425,220.26
15840903            3/18/2006          5/1/2006             4/1/2036          357               82,836.00            82,691.94
15840911            3/18/2006          5/1/2006             4/1/2036          357              178,300.00           177,957.55
15840929            3/23/2006          5/1/2006             4/1/2036          357              127,300.00           127,089.39
15840937            3/24/2006          5/1/2006             4/1/2036          357              172,500.00           172,251.41
15840945            3/24/2006          5/1/2006             4/1/2036          357              138,420.00           138,127.95
15840952            3/24/2006          5/1/2006             4/1/2036          357              380,000.00           379,346.08
15840978            3/22/2006          5/1/2006             4/1/2036          357              246,125.00           244,898.18
15840986            3/15/2006          5/1/2006             4/1/2036          357              272,000.00           272,000.00
15840994            3/18/2006          5/1/2006             4/1/2036          357              243,500.00           240,761.92
15841000            3/23/2006          5/1/2006             4/1/2036          357              104,500.00           104,306.56
15841018            3/24/2006          5/1/2006             4/1/2036          357              170,700.00           170,417.57
15841026            3/21/2006          5/1/2006             4/1/2036          357              221,000.00           220,619.69
15841034            3/20/2006          5/1/2006             4/1/2036          357              290,500.00           289,904.94
15841042            3/24/2006          5/1/2006             4/1/2026          237              185,400.00           184,347.87
15841059            3/21/2006          5/1/2006             4/1/2036          357              101,377.00           101,376.96
15841067            3/22/2006          5/1/2006             4/1/2036          357              155,320.00           155,063.02
15841075            3/21/2006          5/1/2006             4/1/2036          357              193,500.00           193,095.83
15841083            3/22/2006          5/1/2006             4/1/2036          357              199,000.00           198,700.89
15841091            3/20/2006          5/1/2006             4/1/2036          357              108,000.00           107,804.33
15841109            3/22/2006          5/1/2006             4/1/2036          357              152,000.00           151,676.07
15841117            3/21/2006          5/1/2006             4/1/2036          357              481,000.00           481,000.00
15841125            3/23/2006          5/1/2006             4/1/2036          357              181,450.00           181,100.47
15841141            3/23/2006          5/1/2006             4/1/2036          357               99,750.00            99,749.75
15841158            3/24/2006          5/1/2006             4/1/2036          357              153,900.00           153,587.48
15841166            3/22/2006          5/1/2006             4/1/2036          357              257,000.00           256,338.91
15841174            3/24/2006          5/1/2006             4/1/2036          357               94,519.00            94,519.00
15841182            3/24/2006          5/1/2006             4/1/2036          357              107,900.00           107,721.46
15841190            3/22/2006          5/1/2006             4/1/2036          357              311,950.00           311,531.64
15841208            3/21/2006          5/1/2006             4/1/2036          357              220,913.00           220,512.77
15841216            3/24/2006          5/1/2006             4/1/2036          357              206,109.00           205,647.22
15841232            3/24/2006          5/1/2006             4/1/2036          357              171,000.00           170,656.95
15841257            3/23/2006          5/1/2006             4/1/2036          357              198,360.00           197,878.91
15841265            3/23/2006          5/1/2006             4/1/2036          357              111,000.00           110,816.34
15841273            3/22/2006          5/1/2006             4/1/2036          357              261,000.00           261,000.00
15841281            3/21/2006          5/1/2006             4/1/2036          357              198,000.00           197,521.13
15841315            3/24/2006          5/1/2006             4/1/2036          357              144,000.00           143,741.78
15841323            3/24/2006          5/1/2006             4/1/2036          357              194,750.00           194,386.18
15841331            3/24/2006          5/1/2006             4/1/2036          357              154,563.00           154,276.87
15841356            3/24/2006          5/1/2006             4/1/2036          357              155,700.00           155,445.57
15841364            3/29/2006          5/1/2006             4/1/2036          357              610,228.00           609,028.43
15841380            3/24/2006          5/1/2006             4/1/2036          357              174,500.00           174,500.00
15841398            3/24/2006          5/1/2006             4/1/2036          357              180,345.00           180,044.12
15841406            3/24/2006          5/1/2006             4/1/2036          357              513,000.00           512,999.38
15841414            3/27/2006          5/1/2006             4/1/2036          357              271,800.00           271,378.43
15841422            3/24/2006          5/1/2006             4/1/2036          357              239,400.00           238,952.76
15841430            3/24/2006          5/1/2006             4/1/2036          357              216,724.00           216,335.37
15841448            3/23/2006          5/1/2006             4/1/2036          357              180,070.00           179,747.09
15841463            3/22/2006          5/1/2006             4/1/2036          357              148,684.00           148,388.73
15841471            3/23/2006          5/1/2006             4/1/2036          357               81,000.00            80,865.97
15841489            3/25/2006          5/1/2006             4/1/2036          357              191,075.00           190,597.72
15841505            3/24/2006          5/1/2006             4/1/2036          357              184,500.00           184,148.22
15841513            3/24/2006          5/1/2006             4/1/2036          357              196,000.00           195,748.63
15841521            3/22/2006          5/1/2006             4/1/2036          357               90,000.00            89,841.90
15841539            3/24/2006          5/1/2006             4/1/2036          357              163,654.00           163,329.00
15841547            3/24/2006          5/1/2006             4/1/2036          357              164,450.00           164,450.00
15841554            3/24/2006          5/1/2006             4/1/2036          357               67,500.00            67,344.77
15841562            3/27/2006          5/1/2006             4/1/2036          357              172,000.00           171,685.16
15841570            3/24/2006          5/1/2006             4/1/2036          357              198,224.00           197,842.16
15841588            3/30/2006          5/1/2006             4/1/2036          357              360,000.00           359,517.20
15841596            3/27/2006          5/1/2006             4/1/2036          357              493,204.00           492,337.62
15841646            1/31/2006          3/1/2006             2/1/2036          355              114,750.00           114,390.19
15841661            3/10/2006          5/1/2006             4/1/2036          357              171,000.00           170,750.90
15841679            3/10/2006          5/1/2006             4/1/2036          357              288,000.00           287,739.83
15841687            3/10/2006          5/1/2006             4/1/2036          357              145,800.00           145,703.01
15841703             3/7/2006          5/1/2006             4/1/2036          357              118,750.00           118,549.83
15841711            3/14/2006          5/1/2006             4/1/2036          357              359,100.00           358,579.73
15841737            3/16/2006          5/1/2006             4/1/2036          357              158,950.00           158,684.82
15841745            3/13/2006          5/1/2006             4/1/2036          357              194,600.00           194,339.02
15841752            3/22/2006          5/1/2006             4/1/2036          357              119,000.00           118,819.25
15841760             3/7/2006          5/1/2006             4/1/2036          357              377,000.00           376,565.38
15841778            3/20/2006          5/1/2006             4/1/2036          357              153,900.00           153,649.83
15841794             3/7/2006          5/1/2006             4/1/2036          357              207,000.00           206,874.03
15841810            3/10/2006          5/1/2006             4/1/2036          357              292,500.00           292,100.16
15841828             3/9/2006          5/1/2006             4/1/2036          357              585,000.00           584,298.67
15841836            3/24/2006          5/1/2006             4/1/2036          357              137,700.00           137,700.00
15841844             3/2/2006          5/1/2006             4/1/2036          357              285,000.00           284,843.82
15841851             3/3/2006          5/1/2006             4/1/2036          357              280,800.00           280,527.53
15841869             3/9/2006          5/1/2006             4/1/2036          357              252,000.00           252,000.00
15841877            3/28/2006          5/1/2006             4/1/2036          357              255,510.00           255,051.83
15841901            3/17/2006          5/1/2006             4/1/2036          357               95,950.00            95,755.57
15841919            3/13/2006          5/1/2006             4/1/2036          357              210,800.00           210,799.08
15841927            3/21/2006          5/1/2006             4/1/2036          357              565,000.00           563,688.92
15841935            3/13/2006          5/1/2006             4/1/2036          357              162,000.00           161,766.53
15841950             3/8/2006          5/1/2006             4/1/2036          357              456,000.00           455,656.37
15841968            3/22/2006          5/1/2006             4/1/2036          357               99,000.00            98,811.23
15841976            3/14/2006          5/1/2006             4/1/2036          357              162,000.00           161,706.50
15841984            3/10/2006          5/1/2006             4/1/2036          357              162,000.00           161,892.44
15842008             3/9/2006          5/1/2006             4/1/2036          357              230,400.00           230,400.00
15842016            3/10/2006          5/1/2006             4/1/2036          357              225,000.00           224,562.17
15842024            3/20/2006          5/1/2006             4/1/2036          357              147,250.00           147,133.69
15842032             3/8/2006          5/1/2006             4/1/2036          357              265,500.00           264,960.57
15842040            3/27/2006          5/1/2006             4/1/2036          357               87,300.00            87,237.76
15842057            3/13/2006          5/1/2006             4/1/2036          357              277,000.00           276,397.72
15842065            3/10/2006          5/1/2006             4/1/2036          357              372,000.00           371,606.93
15842073            3/10/2006          5/1/2006             4/1/2036          357              279,000.00           278,519.88
15842099            3/16/2006          5/1/2006             4/1/2036          357              113,900.00           113,654.80
15842107            3/23/2006          5/1/2006             4/1/2036          357              318,250.00           317,603.79
15842115            3/30/2006          5/1/2006             4/1/2036          357              139,650.00           139,358.31
15842123            3/23/2006          5/1/2006             4/1/2036          357              256,500.00           256,120.26
15842131            3/20/2006          5/1/2006             4/1/2036          357              335,350.00           335,350.00
15842149            3/24/2006          5/1/2006             4/1/2036          357              148,500.00           148,392.10
15842156            3/23/2006          5/1/2006             4/1/2036          357              183,600.00           183,252.66
15842164            3/24/2006          5/1/2006             4/1/2036          357              246,500.00           246,188.89
15842172            3/24/2006          5/1/2006             4/1/2036          357              135,850.00           135,846.56
15842180            3/23/2006          5/1/2006             4/1/2036          357              141,000.00           140,875.33
15842198            3/22/2006          5/1/2006             4/1/2036          357              114,750.00           114,526.70
15842214            3/13/2006          5/1/2006             4/1/2036          357              185,250.00           185,250.00
15842222            3/22/2006          5/1/2006             4/1/2036          357              152,000.00           152,000.00
15842230            3/27/2006          5/1/2006             4/1/2036          357              160,000.00           159,735.28
15842248            3/28/2006          5/1/2006             4/1/2036          357              137,750.00           137,545.10
15842255            3/31/2006          5/1/2006             4/1/2036          357              109,250.00           109,054.08
15842263            3/30/2006          5/1/2006             4/1/2036          357               88,200.00            88,134.02
15842271            3/29/2006          5/1/2006             4/1/2036          357              149,000.00           149,000.00
15842297            3/24/2006          5/1/2006             4/1/2036          357              174,800.00           174,800.00
15842305            3/28/2006          5/1/2006             4/1/2036          357              179,100.00           178,857.75
15842313            3/27/2006          5/1/2006             4/1/2036          357              216,000.00           215,539.66
15842479            12/5/2005          2/1/2006             1/1/2036          354               98,100.00            97,725.76
15842487            12/7/2005          2/1/2006             1/1/2036          354              360,000.00           358,747.29
15842545           12/13/2005          2/1/2006             1/1/2036          354              134,550.00           133,988.03
15842578            12/5/2005          2/1/2006             1/1/2036          354              104,500.00           103,976.52
15842594            12/9/2005          2/1/2006             1/1/2036          354              130,500.00           129,997.13
15842602           12/21/2005          2/1/2006             1/1/2036          354              324,000.00           322,584.58
15842610            12/1/2005          2/1/2006             1/1/2036          354              180,500.00           179,797.42
15842628            12/8/2005          2/1/2006             1/1/2036          354              256,500.00           255,407.05
15842651           12/19/2005          2/1/2006             1/1/2036          354              140,000.00           139,425.71
15842677            1/12/2006          3/1/2006             2/1/2036          355              680,000.00           678,631.82
15842685           12/23/2005          2/1/2006             1/1/2036          354              342,550.00           341,550.67
15842693             2/3/2006          4/1/2006             3/1/2036          356              349,200.00           348,759.51
15842701            1/10/2006          3/1/2006             2/1/2036          355              153,000.00           152,407.77
15842727            1/30/2006          3/1/2006             2/1/2036          355              216,000.00           215,272.96
15842735            1/11/2006          3/1/2006             2/1/2036          355              739,500.00           739,500.00
15842743            1/27/2006          3/1/2006             2/1/2036          355               99,750.00            99,525.13
15842750            1/13/2006          3/1/2006             2/1/2036          355              243,000.00           242,290.66
15842768             2/1/2006          4/1/2006             3/1/2036          356              157,500.00           157,500.00
15842776            1/20/2006          3/1/2006             2/1/2036          355              202,500.00           201,776.07
15842784            1/12/2006          3/1/2006             2/1/2036          355              234,000.00           233,660.23
15842792            3/20/2006          5/1/2006             4/1/2036          357              257,391.00           256,905.21
15842800             3/1/2006          5/1/2006             4/1/2036          357              255,000.00           255,000.00
15842826            1/31/2006          4/1/2006             3/1/2036          356              125,400.00           125,163.12
15842834             3/7/2006          5/1/2006             4/1/2036          357              215,000.00           214,641.33
15842842             2/2/2006          4/1/2006             3/1/2036          356              158,650.00           158,222.05
15842867            1/26/2006          3/1/2006             2/1/2036          355              174,600.00           174,120.91
15842875            3/13/2006          5/1/2006             4/1/2036          357              117,000.00           116,743.05
15842917            3/15/2006          5/1/2006             4/1/2036          357              752,250.00           750,478.83
15842925             2/2/2006          4/1/2006             3/1/2036          356              232,750.00           232,750.00
15842941            3/22/2006          5/1/2006             4/1/2036          357              239,666.00           239,335.07
15842958            3/16/2006          5/1/2006             4/1/2036          357              408,500.00           407,929.63
15842974            3/15/2006          5/1/2006             4/1/2036          357               63,000.00            62,881.08
15842990            3/14/2006          5/1/2006             4/1/2036          357              216,750.00           216,459.93
15843006            3/28/2006          5/1/2006             4/1/2036          357              135,600.00           135,364.23
15843022            3/15/2006          5/1/2006             4/1/2036          357              145,927.00           145,640.14
15843030            2/22/2006          4/1/2006             3/1/2036          356              301,750.00           300,744.87
15843048            3/13/2006          5/1/2006             4/1/2036          357              479,750.00           479,498.71
15843055            3/24/2006          5/1/2006             4/1/2036          357              243,000.00           242,577.50
15843063             3/8/2006          5/1/2006             4/1/2036          357              171,000.00           170,572.85
15843071             3/5/2006          5/1/2006             4/1/2036          357              261,000.00           260,449.32
15843097             3/8/2006          5/1/2006             4/1/2036          357              174,600.00           174,246.16
15843105            3/10/2006          5/1/2006             4/1/2036          357              342,000.00           341,706.25
15848393            3/15/2006          5/1/2006             4/1/2036          357              692,750.00           691,197.97
15848401            3/29/2006          5/1/2006             4/1/2036          357              270,750.00           270,550.38
15848419            3/16/2006          5/1/2006             4/1/2036          357              131,100.00           130,961.49
15848435            3/27/2006          5/1/2006             4/1/2036          357              247,000.00           246,533.80
15848443            3/22/2006          5/1/2006             4/1/2036          357              324,000.00           323,781.29
15848450            3/10/2006          5/1/2006             4/1/2036          357              411,000.00           410,540.54
15848468            3/23/2006          5/1/2006             4/1/2036          357              648,000.00           647,468.90
15848476            3/14/2006          5/1/2006             4/1/2036          357              144,000.00           143,712.59
15848484            3/24/2006          5/1/2006             4/1/2036          357              211,850.00           211,660.32
15848492            3/14/2006          5/1/2006             4/1/2036          357              225,000.00           225,000.00
15848500            3/10/2006          5/1/2006             4/1/2036          357              247,000.00           246,608.80
15848518            3/28/2006          5/1/2006             4/1/2036          357              222,400.00           222,298.35
15848534            3/14/2006          5/1/2006             4/1/2036          357              400,500.00           399,637.89
15848542            3/16/2006          5/1/2006             4/1/2036          357              248,400.00           247,820.91
15848559            3/30/2006          5/1/2006             4/1/2036          357              195,250.00           195,002.26
15848567            3/20/2006          5/1/2006             4/1/2036          357              151,200.00           150,867.87
15848575            3/17/2006          5/1/2006             4/1/2036          357              107,350.00           107,242.83
15848583            3/21/2006          5/1/2006             4/1/2036          357              240,000.00           239,770.43
15848609            3/15/2006          5/1/2006             4/1/2036          357               91,890.00            91,727.80
15848617            3/15/2006          5/1/2006             4/1/2036          357              135,000.00           134,731.92
15848625            3/17/2006          5/1/2006             4/1/2036          357              285,000.00           284,410.69
15848641            3/27/2006          5/1/2006             4/1/2036          357              211,850.00           211,477.84
15848658            3/20/2006          5/1/2006             4/1/2036          357              213,750.00           213,599.21
15848674            3/15/2006          5/1/2006             4/1/2036          357              199,500.00           199,324.90
15848682            3/15/2006          5/1/2006             4/1/2036          357              620,500.00           619,657.57
15848690            3/13/2006          5/1/2006             4/1/2036          357              280,000.00           279,695.66
15848708            3/15/2006          5/1/2006             4/1/2036          357              168,150.00           168,150.00
15848716            3/23/2006          5/1/2006             4/1/2036          357              134,300.00           134,299.98
15848724            3/21/2006          5/1/2006             4/1/2036          357              126,000.00           125,749.53
15848732            3/15/2006          5/1/2006             4/1/2036          357              373,000.00           372,653.25
15848740            3/14/2006          5/1/2006             4/1/2036          357              289,750.00           289,297.22
15848757            3/24/2006          5/1/2006             4/1/2036          357              405,000.00           404,674.09
15848765            3/20/2006          5/1/2006             4/1/2036          357              585,000.00           584,492.44
15848773            3/24/2006          5/1/2006             4/1/2036          357              168,600.00           168,281.78
15848781            3/21/2006          5/1/2006             4/1/2036          357              259,250.00           258,789.86
15848807             3/2/2006          5/1/2006             4/1/2036          357              271,923.00           271,404.51
15848815            3/17/2006          5/1/2006             4/1/2036          357              163,800.00           163,515.21
15848823            3/27/2006          5/1/2006             4/1/2036          357              612,000.00           612,000.00
15848831            3/16/2006          5/1/2006             4/1/2036          357              200,450.00           200,450.00
15848849            3/24/2006          5/1/2006             4/1/2036          357              199,500.00           199,425.26
15848864            3/15/2006          5/1/2006             4/1/2036          357              205,485.00           205,135.04
15848880            3/21/2006          5/1/2006             4/1/2036          357              119,700.00           119,485.85
15848898            3/15/2006          5/1/2006             4/1/2036          357               91,200.00            91,043.04
15848906            3/15/2006          5/1/2006             4/1/2036          357              238,000.00           237,517.72
15848914            3/20/2006          5/1/2006             4/1/2036          357              205,000.00           204,691.87
15850779            3/27/2006          5/1/2006             4/1/2036          357              247,500.00           247,320.18
15850787            3/31/2006          5/1/2006             4/1/2036          357              288,000.00           288,000.00
15850852            3/31/2006          5/1/2006             4/1/2036          357              223,250.00           222,894.56
15850860            3/23/2006          5/1/2006             4/1/2036          357              131,575.00           131,348.56
15850878            3/27/2006          5/1/2006             4/1/2036          357              540,000.00           539,041.58
15850910            3/31/2006          5/1/2006             4/1/2036          357               76,950.00            76,809.15
15850928            3/27/2006          5/1/2006             4/1/2036          357              100,300.00           100,201.26
15850936            3/31/2006          5/1/2006             4/1/2036          357              332,500.00           332,010.63
15850944            3/23/2006          5/1/2006             4/1/2036          357              299,200.00           299,200.00
15850951            3/30/2006          5/1/2006             4/1/2036          357              275,400.00           275,193.95
15850969            3/23/2006          5/1/2006             4/1/2036          357              396,000.00           395,112.80
15850985            3/27/2006          5/1/2006             4/1/2036          357              402,800.00           401,906.53
15850993            3/27/2006          5/1/2006             4/1/2036          357              144,000.00           143,744.43
15851009            3/27/2006          5/1/2006             4/1/2036          357              364,500.00           364,170.73
15851017            3/31/2006          6/1/2006             5/1/2036          358              137,750.00           136,958.75
15851025            3/31/2006          5/1/2006             4/1/2036          357              128,250.00           128,038.26
15851033            3/28/2006          5/1/2006             4/1/2036          357              526,500.00           526,500.00
15851041            3/24/2006          5/1/2006             4/1/2036          357              938,600.00           936,639.57
15851058            3/24/2006          5/1/2006             4/1/2036          357              132,000.00           131,908.23
15851066            3/27/2006          5/1/2006             4/1/2036          357              213,000.00           212,858.31
15851082            3/27/2006          5/1/2006             4/1/2036          357              279,000.00           278,600.04
15851108            3/24/2006          5/1/2006             4/1/2036          357              236,000.00           235,724.51
15851116            3/24/2006          5/1/2006             4/1/2036          357              285,000.00           284,727.36
15851132            3/27/2006          5/1/2006             4/1/2036          357              337,250.00           336,903.59
15851140            3/31/2006          5/1/2006             4/1/2036          357              175,750.00           175,485.82
15851173            3/27/2006          5/1/2006             4/1/2036          357              342,000.00           342,000.00
15851181            3/27/2006          5/1/2006             4/1/2036          357              319,600.00           319,319.48
15851207            3/27/2006          5/1/2006             4/1/2036          357              313,200.00           312,608.22
15851215            3/31/2006          5/1/2006             4/1/2036          357              120,510.00           120,313.43
15851223            3/24/2006          5/1/2006             4/1/2036          357              475,000.00           475,000.00
15851231            3/27/2006          5/1/2006             4/1/2036          357              479,750.00           479,750.00
15851249            3/27/2006          5/1/2006             4/1/2036          357              189,000.00           188,877.61
15851256            3/30/2006          5/1/2006             4/1/2036          357              396,100.00           395,230.10
15851264            3/27/2006          5/1/2006             4/1/2036          357              360,000.00           359,714.48
15851280            3/31/2006          5/1/2006             4/1/2036          357              196,200.00           196,001.30
15851298            3/30/2006          5/1/2006             4/1/2036          357               90,000.00            89,777.37
15851322            3/31/2006          5/1/2006             4/1/2036          357              137,655.00           137,387.12
15654700           12/14/2005          2/1/2006             1/1/2036          354              169,200.00           169,200.00
15665052           10/25/2005         12/1/2005            11/1/2020          172               71,250.00            70,916.17
15819006            2/13/2006          4/1/2006             3/1/2036          356              181,822.00           181,499.65
15819022           12/15/2005          2/1/2006             1/1/2036          354              250,000.00           248,985.55
15819048            1/18/2006          3/1/2006             2/1/2036          355              113,000.00           112,498.42
15819071             3/3/2006          5/1/2006             4/1/2036          357              104,750.00           104,537.21
15819089            2/15/2006          4/1/2006             3/1/2036          356               73,800.00            73,701.11
15819097            2/10/2006          4/1/2006             3/1/2036          356               40,000.00            39,936.28
15819105             2/7/2006          4/1/2006             3/1/2036          356              248,000.00           247,999.84
15819121            2/23/2006          4/1/2006             3/1/2036          356              320,000.00           320,000.00
15819188            1/23/2006          3/1/2006             2/1/2036          355              465,000.00           464,029.12
15664030            2/13/2006          4/1/2006             3/1/2036          356              158,600.00           158,600.00
15772940            3/13/2006          5/1/2006             4/1/2036          357              152,750.00           152,566.31
15772957            3/10/2006          5/1/2006             4/1/2036          357              104,000.00           104,000.00
15772981            3/10/2006          5/1/2006             4/1/2036          357              273,000.00           273,000.00
15772999            3/14/2006          5/1/2006             4/1/2036          357              130,000.00           130,000.00
15773005            3/14/2006          5/1/2006             4/1/2036          357              146,250.00           146,244.03
15773039            3/16/2006          5/1/2006             4/1/2036          357              104,000.00           103,904.70
15773047            3/15/2006          5/1/2006             4/1/2036          357              149,500.00           149,355.28
15773054             3/9/2006          5/1/2006             4/1/2036          357              106,000.00           105,875.91
15773070            2/23/2006          4/1/2006             3/1/2036          356              200,000.00           199,677.57
15818701            3/21/2006          5/1/2006             4/1/2036          357              269,750.00           269,750.00
15818727            3/29/2006          6/1/2006             5/1/2036          358              150,000.00           150,000.00
15818735            4/10/2006          6/1/2006             5/1/2036          358              250,000.00           250,000.00
15818750            4/24/2006          5/1/2006             4/1/2036          357              153,400.00           153,400.00
15818768            3/27/2006          5/1/2006             4/1/2036          357              100,000.00            99,891.81
15818792             4/6/2006          6/1/2006             5/1/2036          358              117,000.00           117,000.00
15818800            3/30/2006          6/1/2006             5/1/2036          358              100,750.00           100,671.71
15818818             4/3/2006          6/1/2006             5/1/2036          358              135,135.00           135,048.21
15818826            3/27/2006          5/1/2006             4/1/2036          357              107,185.00           107,081.26
15818834            4/10/2006          6/1/2006             5/1/2036          358              180,000.00           180,000.00
15818867             4/7/2006          6/1/2006             5/1/2036          358              160,000.00           159,773.41
15818875            3/27/2006          5/1/2006             4/1/2036          357              308,000.00           308,000.00
15818891             4/5/2006          6/1/2006             5/1/2036          358              239,000.00           239,000.00
15818909             4/6/2006          6/1/2006             5/1/2036          358              156,000.00           155,832.47
15818917             4/3/2006          5/1/2006             4/1/2036          357              297,000.00           296,995.13
15818925            4/12/2006          6/1/2006             5/1/2036          358              211,200.00           211,164.53
15818941             4/4/2006          6/1/2006             5/1/2036          358              132,800.00           132,641.49
15818966            3/29/2006          5/1/2006             4/1/2036          357              200,000.00           199,531.27
15818974             4/4/2006          6/1/2006             5/1/2036          358              172,000.00           171,774.71
15818990            3/27/2006          6/1/2006             5/1/2036          358              150,000.00           149,831.19
7904980            12/23/1999          2/2/2000             5/2/2012           71               18,218.08            12,913.02
7906225              9/5/2000        10/25/2000            6/25/2012           72               24,776.84            17,217.77
7911084              4/3/2000         5/18/2000            6/18/2012           72               16,373.45             7,629.73
7911092             10/5/1999        12/17/1999            6/17/2012           72               21,956.66            14,584.15
11887015            8/17/2005         11/1/2005            12/1/2028          269               24,983.48            24,230.94
11879079           10/17/2005         11/1/2005            10/1/2020          171               59,186.14            57,735.43
11888468            7/13/2005          9/1/2005            10/1/2028          267               87,662.62            86,326.03
10469694           12/28/2005          3/1/2006             7/1/2035          348               56,107.92            54,095.29
7804792            12/22/2000          2/1/2001             1/1/2031          294              109,947.00           103,812.36
12812384            7/18/2005          8/1/2005             7/1/2015          108               19,313.96            17,846.11
8071771            10/26/1999         12/1/1999            11/1/2029          280               52,700.00            50,340.45
8071698             11/5/1999          1/1/2000            12/1/2029          281              102,000.00            98,447.80
8075442             11/9/1999          1/1/2000            12/1/2029          281               65,700.00            61,260.69
11681672           11/16/2005          2/1/2006            11/1/2017          136               63,521.58            61,820.48
8171944            10/12/2004         12/1/2004            10/1/2030          291               54,524.07            53,305.40
3472990             7/23/2000          8/1/2000             7/1/2030          288               65,165.74            61,158.28
8161473              5/8/2000          7/1/2000             6/1/2030          287              208,550.00           199,738.73
8164170             6/16/2000          8/1/2000             7/1/2030          288              236,958.00           226,542.57
8182339             3/25/2000          5/1/2000             4/1/2030          285               57,600.00            55,130.69
8182354             4/19/2000          6/1/2000             5/1/2030          286               26,950.00            26,433.64
8172926              5/4/2000          7/1/2000             6/1/2015          107               24,150.00            21,239.14
8172959             3/31/2000          5/1/2000             4/1/2030          285               49,000.00            46,943.89
3392941             3/14/2000          4/1/2000             3/1/2013           80               42,545.70            22,613.57
8179111            10/16/2003         10/1/2003             9/1/2013           86               12,383.54             9,701.72
8109043            11/22/2005          1/1/2006            10/1/2030          291               75,182.77            74,609.43
3133253             9/10/2002         11/1/2002             8/1/2032          313               67,894.23            65,248.72
3112877             8/17/2000          9/1/2000             8/1/2030          289               44,275.45            42,545.27
8187155             3/20/2000          5/1/2000             4/1/2030          285              153,000.00           146,114.11
8180317              4/1/2000          5/1/2000            4/24/2010           45               23,889.00            10,878.17
8187858             5/16/2000          7/1/2000             6/1/2030          287               59,200.00            56,874.84
8188013             4/28/2000          7/1/2000             6/1/2030          287               54,000.00            47,991.25
8189185             6/27/2000          9/1/2000             8/1/2015          109               30,100.00            24,028.43
5024047              6/1/2000          7/1/2000             8/1/2010           49               24,958.17            13,096.05
5024096             1/31/2000         3/10/2000             2/1/2015          104               40,000.00            28,608.99
5024385              7/1/2000          8/1/2000             3/1/2009           32               11,808.28             4,508.70
5025010             7/10/2000         8/10/2000            4/10/2020          166               26,911.81            23,859.06
5025028             6/15/2000         7/15/2000            2/15/2015          104               22,363.52            17,493.37
5024781              8/7/2000          9/7/2000             9/7/2028          267               69,989.52            65,710.88
5024344            10/22/2001         12/1/2001             8/1/2031          301               48,265.43            45,676.90
8271868             11/4/1999         12/1/1999            11/1/2029          280               82,000.00            74,330.84
5024559            12/17/1999         1/15/2000           12/15/2019          162               40,000.00            31,766.45
5024435              6/1/2000          7/1/2000             6/1/2030          287               60,000.00            56,706.48
5024484             3/22/2000          5/1/2000             4/1/2015          105               57,500.00            41,712.73
8190498            12/20/1999          2/1/2000             1/1/2030          282               25,000.00            24,182.30
5025283              3/1/2000         3/15/2000            2/15/2010           44               34,000.00            14,898.79
5024906             7/15/2000         8/15/2000            4/15/2020          166               39,794.90            33,510.19
8215022             4/13/2000          6/1/2000             5/1/2030          286              104,550.00            98,001.52
5025432              8/1/2000          9/1/2000             4/1/2030          285               28,630.93            26,319.30
5025523              8/1/2000          9/8/2000             9/8/2029          279               47,700.52            45,092.49
5026091             1/10/2000          1/1/2000            12/1/2019          161               19,500.00            16,624.92
5026372             7/27/2000          9/1/2000             8/1/2030          289               45,000.00            43,053.70
7131808             8/30/2002          9/1/2002            10/1/2023          207              119,087.52           107,918.90
8161549            10/28/1999         12/1/1999            11/1/2029          280               92,700.00            87,198.75
8154429             10/5/1999         12/1/1999            11/1/2029          280               26,900.00            22,086.71
8161556             11/9/1999          1/1/2000            12/1/2029          281               58,400.00            54,961.02
8154650            10/25/1999         12/1/1999            11/1/2029          280               88,000.00            82,526.69
8154684            10/28/1999         12/1/1999            11/1/2029          280               78,750.00            74,352.61
8154783            12/15/1999          2/1/2000             1/1/2030          282               40,150.00            39,134.33
8154890             11/2/2005          1/1/2006             1/1/2030          282               60,397.48            59,903.64
8161788             11/9/2002          1/1/2003            10/1/2031          303               70,004.68            67,422.02
8155111            11/17/2004         12/1/2004            11/1/2019          160               49,337.15            46,297.49
5018429              2/4/2000          3/1/2000            10/1/2019          159               46,345.82            39,550.15
5018239              2/4/2000          3/1/2000             9/1/2029          278               88,202.34            78,936.39
5017991              2/2/2000          3/1/2000            12/1/2028          269               32,245.71            30,907.41
5018072              2/2/2000          3/1/2000            12/1/2029          281               36,676.43            35,273.17
5017975             2/14/2000          3/1/2000            12/1/2028          269               29,259.88            27,589.31
5022967              2/2/2000          3/1/2000             7/1/2014           96               46,092.55            34,214.03
5018304              2/2/2000          3/1/2000             8/1/2029          277               38,424.40            36,919.11
5023007              2/2/2000          3/1/2000            11/1/2029          280               38,462.74            36,906.23
5018437              2/2/2000          3/1/2000             7/1/2014           96               32,304.07            23,935.49
5022926              2/2/2000          3/1/2000             9/1/2029          278               33,145.90            31,881.54
5018585             2/14/2000          3/1/2000             9/1/2029          278               53,961.98            51,161.48
5018346              2/4/2000          3/1/2000             1/1/2030          282               58,082.66            55,944.01
5018544              2/4/2000          3/1/2000             9/1/2029          278               56,788.39            54,595.50
5022710             2/14/2000          3/1/2000             1/1/2020          162               56,193.14            49,474.08
5022587             11/1/1999         12/1/1999             7/1/2016          120               22,504.11            17,519.37
8158321             11/9/2002          1/1/2003            10/1/2031          303               54,677.32            52,418.69
8163099              6/1/2001          7/1/2001             4/1/2025          225              145,060.18           111,450.95
5022660              5/1/2000          6/1/2000            12/1/2009           41               13,773.15             6,019.94
8163164              8/8/2002         10/1/2002             8/1/2031          301               59,082.93            56,323.37
8112880              7/8/2002         11/1/2002            10/1/2031          303               41,883.44            40,064.73
8112948            10/22/2001         12/1/2001             8/1/2031          301               78,210.13            74,250.77
8160095            10/18/2001         9/27/2001            8/27/2031          302               75,233.66            71,980.15
5022603             1/10/2000         2/10/2000            1/10/2030          283               48,000.00            40,779.16
5023296             5/19/2000         6/19/2000           11/19/2007           17               17,305.80             1,227.59
5021969             4/12/2000         4/12/2000           11/12/2014          101               18,900.00            13,918.54
8116154             5/14/2002          5/1/2002             6/1/2028          263               94,616.97            78,567.11
5021944              5/2/2000          6/1/2000             5/1/2030          286               57,500.00            55,342.29
5023148            10/12/1999        11/12/1999           10/12/2014          100               55,000.00            37,275.48
8161010             10/8/1999         12/1/1999            11/1/2029          280               81,700.00            77,812.64
5023684             2/18/2000          5/1/2000             4/1/2030          285               39,100.00            37,282.13
5023635              2/5/2000          4/1/2000             3/1/2030          284               43,350.00            41,289.90
8164683             5/25/2000          7/1/2000             6/1/2030          287               56,000.00            53,552.71
8050999              7/9/2003          9/1/2003            10/1/2031          303               63,056.45            61,007.35
8156168            10/27/1999         12/1/1999            11/1/2029          280               58,500.00            55,822.10
8156366            10/25/1999         12/1/1999            11/1/2029          280               89,000.00            84,237.07
8162109             12/1/1999          2/1/2000             1/1/2030          282               55,250.00            52,809.95
8162125             2/13/2004          4/1/2004            10/1/2031          303              106,475.56           102,482.97
8156671             12/6/1999          2/1/2000             1/1/2030          282               55,250.00            52,116.76
8156713            11/30/1999          1/1/2000            12/1/2029          281              244,050.00           231,505.82
8162232             12/8/1999          2/1/2000             1/1/2030          282              200,000.00           191,688.21
8162638              2/9/2000          4/1/2000             3/1/2020          164               40,000.00            35,050.45
8162653             2/24/2000          4/1/2000             3/1/2030          284              156,000.00           147,743.23
8164808             4/28/2000          6/1/2000             5/1/2030          286               56,000.00            54,085.18
8164857             4/28/2000          6/1/2000             5/1/2030          286               40,000.00            38,635.09
8165383             5/19/2000          7/1/2000             6/1/2030          287               78,300.00            75,792.78
8165680             5/23/2000          7/1/2000             6/1/2030          287              174,250.00           166,090.51
8166522              6/1/2000          7/1/2000             6/1/2030          287               36,000.00            34,083.16
8166837              6/8/2000          8/1/2000             7/1/2030          288               49,250.00            47,428.82
8166936              6/9/2000          8/1/2000             7/1/2030          288               89,250.00            85,006.15
8167496              7/1/1999         12/1/1999             8/1/2029          277              107,000.00           100,082.09
12818639             1/7/2005          3/1/2005             4/1/2028          261               49,173.29            47,889.67
12820387             1/7/2005          3/1/2005             4/1/2028          261               44,146.34            43,158.15
12821054            3/10/2005          5/1/2005             4/1/2028          261               62,630.46            61,120.25
12845335            2/18/2005          3/1/2005             1/1/2029          270              109,348.55           106,617.70
12851465            1/11/2006          3/1/2006             3/1/2029          272               72,188.17            71,656.74
12851960            7/21/2005          8/1/2005             1/1/2029          270               67,513.71            66,497.06
12855698           12/20/2005          1/1/2006            12/1/2029          281               46,665.15            46,221.36
12857561           12/21/2005          3/1/2006             3/1/2029          272               38,829.05            38,543.19
12861696            3/24/2005          6/1/2005             4/1/2029          273               54,386.93            53,452.27
8046666            10/15/1999         12/1/1999            11/1/2029          280               53,100.00            50,281.53
8047367             11/1/1999          1/1/2000            12/1/2029          281               42,500.00            40,982.04
8076754            11/15/1999          1/1/2000            12/1/2029          281               92,500.00            88,262.13
8076861             12/9/1999          2/1/2000             1/1/2030          282               41,500.00            40,317.69
8076838            12/13/1999          2/1/2000             1/1/2030          282              102,000.00            97,754.40
8140162            10/22/2001         12/1/2001            11/1/2031          304               54,924.32            52,420.22
8122137              2/9/2000          4/1/2000             3/1/2030          284               80,496.00            76,902.14
8141459             8/17/2005         11/1/2005             2/1/2030          283               58,175.44            57,526.11
8141814              1/5/2005         1/26/2005            6/26/2028          264               91,043.81            88,945.21
8142812              5/1/2003         6/26/2003           11/26/2018          149               48,530.20            43,402.43
8142952            10/22/2001         12/1/2001            11/1/2031          304               70,490.84            67,292.57
8106726            10/22/2001         12/1/2001            11/1/2031          304               81,391.93            77,698.96
8146615             2/16/2005          5/1/2005             4/1/2020          165               15,307.61            14,551.98
8146714              4/8/2004          6/1/2004             2/1/2032          307              150,474.58           146,987.95
8148215             11/1/2005         12/1/2005            11/1/2020          172               61,949.75            60,483.54
8150302             10/6/1999         12/1/1999            11/1/2014          100               50,400.00            47,661.89
8150427             11/9/1999        12/15/1999           11/15/2029          281               45,000.00            42,539.97
5019096              1/3/2000          2/1/2000             1/1/2020          162               64,000.00            53,945.11
8107120              4/1/2005          5/1/2005             4/1/2020          165               31,579.72            30,053.80
8107435             11/2/2005          1/1/2006             1/1/2030          282               23,744.24            23,518.48
5018932              3/1/2000          4/1/2000            10/1/2017          135               36,569.64            29,554.36
8107476             9/10/2002         11/1/2002             2/1/2032          307               58,900.32            56,483.71
7161011             2/18/2000          2/1/2000             1/1/2030          282               73,596.51            69,705.97
8109324            10/22/2001         12/1/2001            11/1/2031          304              104,889.62           100,040.66
8095606            10/18/1999         12/1/1999            11/1/2014          100               82,875.00            78,719.79
5018734              7/5/2002          7/1/2002             2/1/2032          307               63,248.03            60,686.99
5022231             2/24/2000          4/1/2000             3/1/2015          104               43,000.00            32,858.07
8110439            10/22/2001         12/1/2001            11/1/2031          304               41,291.78            39,418.73
8111452            10/22/2001         12/1/2001            11/1/2031          304               24,756.93            23,402.65
8112484             10/8/2002         12/1/2002             2/1/2032          307               52,103.04            49,179.78
8114357             8/11/2004          8/1/2004             2/1/2028          259               74,366.30            71,538.01
8128316              8/1/2005          9/1/2005             2/1/2032          307               95,310.57            94,474.26
8114910            12/26/2003         1/26/2004            8/26/2031          302              276,679.84           267,433.57
8129074              1/7/2002         12/1/2001             5/1/2029          274               62,853.71            59,292.64
8057952              3/7/2003          5/1/2003             6/1/2029          275               77,559.82            74,047.40
8062952            10/22/2001         12/1/2001             6/1/2029          275              138,401.25           130,621.84
8100729             9/28/1999         12/1/1999            11/1/2029          280              136,000.00           126,363.37
3197209             9/14/2004          1/1/2005             2/1/2033          319               46,622.54            45,879.48
8096422             2/16/2005          5/1/2005             2/1/2033          319              124,675.48           122,933.79
8121469             4/10/2002          5/1/2002             6/1/2029          275               38,335.12            36,332.86
7139298              5/9/2003          7/1/2003             2/1/2032          307              211,350.36           203,328.38
8121717             10/7/1999         12/1/1999            11/1/2029          280               61,500.00            58,890.41
8121725            10/25/1999         12/1/1999            11/1/2029          280               20,800.00            20,109.38
8053910              8/8/2002         10/1/2002             2/1/2032          307               62,640.61            59,811.60
8054165             1/30/2003          3/1/2003             2/1/2032          307               80,648.80            77,871.79
8054751              7/8/2002          8/1/2002             2/1/2032          307               25,790.37            24,648.97
8097271             10/8/1999         12/1/1999            11/1/2029          280              157,500.00           151,842.31
8101255             10/8/1999         12/1/1999            11/1/2029          280              101,000.00            94,931.47
8092652             5/23/2002         6/30/2002            7/30/2029          277               95,998.94            90,728.93
8119455            10/26/1999         12/1/1999            11/1/2029          280               72,000.00            67,969.20
8101339            10/22/1999         12/1/1999            11/1/2029          280               93,200.00            88,352.63
8097792            10/29/1999          1/1/2000            12/1/2029          281               56,250.00            54,005.04
8097842            10/27/1999         12/1/1999            11/1/2029          280               55,200.00            52,913.97
8152738            11/10/1999          1/1/2000            12/1/2029          281               54,080.00            51,430.21
8095044            11/10/1999          1/1/2000            12/1/2029          281               35,000.00            33,507.28
8150906            12/10/2003          2/1/2004             2/1/2033          319               44,370.13            43,272.35
8098188            11/15/1999          1/1/2000            12/1/2029          281               78,400.00            73,913.09
8092694              4/7/2003          6/1/2003             2/1/2032          307               94,903.59            91,840.36
8098626             12/2/1999          2/1/2000             1/1/2030          282               25,200.00            23,847.09
8151045             12/3/1999          2/1/2000             1/1/2030          282               60,140.00            58,068.74
8151052             12/3/1999          2/1/2000             1/1/2030          282               59,375.00            56,500.74
8099012            12/10/1999          2/1/2000             1/1/2030          282               28,800.00            27,875.25
8099046            12/10/1999          2/1/2000             1/1/2030          282               43,400.00            41,358.27
8099145            12/13/1999          2/1/2000             1/1/2030          282              332,000.00           309,113.87
8099152            12/13/1999          2/1/2000             1/1/2030          282               67,185.00            64,413.52
8119539              1/5/2000          3/1/2000             2/1/2015          103               97,500.00            73,233.51
8151128             1/25/2000          3/1/2000             2/1/2015          103              165,750.00           116,572.81
8099483            12/20/1999          2/1/2000             1/1/2030          282               80,000.00            75,506.96
8099491            12/21/1999          2/1/2000             1/1/2030          282               27,000.00            26,112.01
8099657            12/21/1999          2/1/2000             1/1/2030          282               29,250.00            28,124.86
8151367            12/28/1999          3/1/2000             2/1/2030          283               68,000.00            63,977.40
8100117            12/30/1999          3/1/2000             2/1/2030          283               70,000.00            66,874.33
8100224             1/13/2000          3/1/2000             2/1/2030          283               32,900.00            31,251.73
8100240            12/30/1999          2/1/2000             1/1/2030          282               72,000.00            68,594.10
8100273              1/4/2000          3/1/2000             2/1/2030          283               52,500.00            50,601.33
8120362             1/28/2000          3/1/2000             2/1/2030          283               46,350.00            44,619.33
8151672             1/21/2002         12/1/2001             2/1/2030          283               74,588.26            71,245.11
8151797             1/12/2000          3/1/2000             2/1/2030          283               39,920.00            38,181.42
8151821              1/4/2000          3/1/2000             2/1/2030          283               61,500.00            56,332.87
8100554             1/13/2000          3/1/2000             2/1/2030          283               27,300.00            25,895.43
8152068            12/31/1999          3/1/2000             2/1/2030          283               27,360.00            26,575.11
8152084             1/13/2000          3/1/2000             2/1/2030          283              102,400.00            97,758.18
8095218            11/23/1999          1/1/2000            12/1/2029          281              285,000.00           270,155.55
8153017            11/29/1999          1/1/2000            12/1/2014          101               80,750.00            56,276.96
8101859            10/15/1999         12/1/1999            11/1/2029          280              192,100.00           171,985.42
8123150             11/1/1999          1/1/2000            12/1/2029          281              115,000.00           107,681.88
8124059            10/29/1999         12/1/1999            11/1/2029          280               62,561.00            55,320.76
8124125             1/28/2000          3/1/2000             2/1/2030          283              194,000.00           184,456.78
8124398             1/14/2000          3/1/2000             2/1/2030          283              163,406.00           154,920.99
8124687              1/6/2000          3/1/2000             2/1/2030          283              180,250.00           170,895.80
8125015            12/22/1999          2/1/2000             1/1/2030          282               62,985.00            59,485.78
5017611              1/1/2000          2/1/2000             1/1/2017          126               22,395.57            15,164.55
5018759              2/1/2000          3/1/2000             2/1/2018          139               32,658.30            27,658.88
5027750            11/21/2000         12/1/2000             2/1/2028          259               50,255.29            47,089.85
5026976              9/8/2000         10/8/2000             9/8/2030          291               52,100.00            50,581.86
5026844             9/20/2000         9/30/2000            1/30/2028          259              138,875.52           124,798.55
5027107             8/24/2000          9/1/2000             6/1/2014           95               65,562.04            46,292.15
5026711            10/11/2000        10/30/2000            4/30/2029          274               40,506.60            36,398.88
5027867             10/6/2000         12/1/2000             9/1/2030          290               82,000.00            44,999.76
5027552             3/23/2000          5/1/2000             4/1/2015          105               25,500.00            18,733.30
5027685             9/28/2000        10/28/2000            4/28/2018          142               47,380.92            38,857.27
5027602             1/14/2000         2/14/2000            1/14/2015          103               40,000.00            28,416.50
5027644              6/1/2000          7/1/2000             5/1/2007           10               33,631.00             4,826.70
8297152            11/24/2000          1/1/2001            12/1/2030          293              350,000.00           339,077.98
8283285             5/23/2000          7/1/2000             6/1/2015          107               34,200.00            33,228.06
8283442             2/29/2000          4/6/2000             3/6/2030          285               48,000.00            45,512.35
8283970             6/20/2000          8/1/2000             7/1/2030          288               98,160.00            94,310.55
8284341             6/15/2000          8/1/2000             7/1/2030          288               27,600.00            26,862.86
8284366             7/17/2000          9/1/2000             8/1/2030          289               43,775.00            42,207.38
8284200             8/17/2005         11/1/2005             9/1/2030          290               44,371.31            43,901.13
8300949            11/11/2002         11/1/2002            10/1/2030          291               94,915.29            90,414.67
8300865             7/27/2000          9/1/2000             8/1/2030          289               89,250.00            85,914.36
8291460            10/20/2004         12/1/2004             1/1/2034          330               34,212.17            33,685.41
7146665            10/30/2000         11/1/2000            10/1/2030          291              163,413.84           155,921.19
8108789             9/20/2000          9/1/2000             8/1/2030          289               41,635.85            39,693.28
3161601              6/7/2002          8/1/2002             7/1/2032          312               40,825.49            39,282.12
3168960             3/20/2002          4/1/2002             7/1/2027          252               91,713.36            85,922.08
8286544            12/27/1999          2/1/2000             1/1/2030          282               88,200.00            84,122.61
8286676             5/15/2000          7/1/2000             6/1/2030          287               23,100.00            22,606.75
8286833              6/2/2000          8/1/2000             7/1/2030          288              153,700.00           146,764.90
8286890              6/1/2000          8/1/2000             7/1/2030          288              142,200.00           135,684.72
8287104             6/28/2000          9/1/2000             8/1/2030          289               69,600.00            67,306.31
8287120             6/21/2000          8/1/2000             7/1/2015          108               29,000.00            22,155.01
8288029             9/15/2000         11/1/2000            10/1/2015          111               26,400.00            21,479.98
8287484              8/7/2000         10/1/2000             9/1/2030          290               51,000.00            48,863.29
8288086             7/26/2000          9/1/2000             8/1/2030          289               40,000.00            38,846.55
8287625             7/28/2000         10/1/2000             9/1/2030          290              106,250.00           101,635.81
8288250             8/15/2000         10/1/2000             9/1/2030          290               33,800.00            33,101.00
8288292             9/12/2000         11/1/2000            10/1/2010           51               24,000.00            13,801.77
8287831             8/10/2000         10/1/2000             9/1/2030          290              352,000.00           341,860.11
8288334            10/11/2000         12/1/2000            11/1/2020          172               34,125.00            31,392.62
8288557             9/25/2000         11/1/2000            10/1/2015          111               35,000.00            27,220.62
8288656             9/20/2000         11/1/2000            10/1/2030          291               36,000.00            34,939.09
8288672             10/6/2000         12/1/2000            11/1/2030          292               32,100.00            30,517.95
8288839             10/2/2000         12/1/2000            11/1/2030          292               25,200.00            23,101.47
8288847             10/2/2000         12/1/2000            11/1/2030          292               30,025.00            27,083.60
8288912            10/11/2000         12/1/2000            11/1/2020          172               47,200.00            41,435.44
8288987             9/29/2000         11/1/2000            10/1/2030          291               44,800.00            43,652.81
8289308            10/18/2000         12/1/2000            11/1/2015          112              118,000.00            92,200.92
8289480            10/26/2000         12/1/2000            11/1/2030          292              129,600.00           124,945.18
8176562             10/3/2002         10/1/2002             9/1/2028          266               49,013.69            46,994.18
5026281             9/20/2000        10/20/2000            6/20/2015          108               31,280.37            24,263.51
5026299              8/1/2000          8/1/2000             9/1/2010           50               21,000.00            10,622.21
8286338              9/5/2000        10/11/2000            9/11/2015          111               32,500.00            24,966.67
8279739             7/27/2000          9/1/2000             8/1/2030          289               48,000.00            46,259.43
8279788             9/26/2000         11/1/2000            10/1/2030          291               88,200.00            83,680.27
8279846             8/28/2000         10/1/2000             9/1/2030          290               44,000.00            42,398.10
8280018             9/15/2000         11/1/2000            10/1/2030          291               60,000.00            57,180.73
8280117             9/19/2000         11/1/2000            10/1/2030          291               72,000.00            69,777.64
8300360             10/5/2000         12/1/2000            11/1/2030          292               61,200.00            58,845.78
8299992            11/13/2000          1/1/2001            12/1/2030          293               68,500.00            64,683.71
8297186            11/10/2000          1/1/2001            12/1/2030          293               38,700.00            37,648.14
8299265            11/28/2000          2/1/2001             1/1/2016          114               37,000.00            29,254.02
8299356            12/10/2003          1/1/2004            12/1/2030          293               49,933.03            48,431.56
8297475             12/7/2000          2/1/2001             1/1/2031          294               24,000.00            23,309.84
8297004            11/20/2000          1/1/2001            12/1/2030          293               53,760.00            52,686.03
8296873            11/17/2000          1/1/2001            12/1/2030          293               35,550.00            34,829.60
8296790            11/30/2000          1/1/2001            12/1/2030          293               48,800.00            46,675.18
8286478             11/5/1999          1/1/2000            12/1/2029          281               77,500.00            70,403.76
8299075            12/12/2000          2/1/2001             1/1/2031          294               87,000.00            82,949.84
8294308             5/18/2000          7/1/2000             6/1/2030          287               36,000.00            34,551.95
8294381             7/20/2000          9/1/2000             8/1/2030          289               78,300.00            74,301.67
8294399             7/31/2000          9/1/2000             8/1/2030          289               27,950.00            27,008.94
8282287             4/28/2000          6/1/2000             5/1/2030          286               38,250.00            36,802.04
5026919             10/1/2000         11/1/2000             9/1/2028          266               31,087.11            29,426.08
8280380             7/21/2000          9/1/2000             8/1/2030          289              147,200.00           141,932.51
8280414             9/13/2000         11/1/2000            10/1/2030          291               66,000.00            64,493.60
8280687             2/13/2004          4/1/2004             3/1/2034          332               91,094.08            88,830.12
8280828              3/8/2005          4/1/2005            10/1/2030          291               66,719.85            65,598.92
8281123             9/19/2000         11/1/2000            10/1/2030          291               79,900.00            77,982.54
8281180              6/9/2004          8/1/2004             7/1/2034          336              233,049.04           228,993.88
8281545             9/27/2000         11/1/2000            10/1/2030          291               25,040.00            24,344.94
8281834             10/4/2000         12/1/2000            11/1/2030          292               61,600.00            59,898.76
8281933             10/6/2000         12/1/2000            11/1/2030          292               61,200.00            59,211.17
8281958             10/5/2000         12/1/2000            11/1/2030          292               38,400.00            36,994.21
8282121             7/28/2003          9/1/2003             8/1/2033          325              111,705.54           108,760.52
8296907            11/13/2000          1/1/2001            12/1/2030          293               37,060.00            36,196.44
8298754             12/5/2000          2/1/2001             1/1/2031          294              134,400.00           131,118.84
8298481             12/5/2000          2/1/2001             1/1/2031          294               39,100.00            37,967.69
8297996            12/12/2000          2/1/2001             1/1/2031          294              240,000.00           161,255.92
8300402            12/11/2000          2/1/2001             1/1/2031          294              135,000.00           128,509.95
8300451              7/7/2004          9/1/2004             8/1/2034          337               67,854.47            66,726.88
8297590            12/18/2000          2/1/2001             1/1/2031          294               45,500.00            44,118.59
8300303            12/22/2000          2/1/2001             1/1/2031          294              288,150.00           280,855.63
8299596            12/29/2000          2/1/2001             1/1/2031          294               45,520.00            43,543.44
15669328            9/26/2005         11/1/2005            10/1/2035          351               92,500.00            91,562.42
15669484           10/31/2005         12/1/2005            11/1/2035          352               49,251.14            48,638.94
15669930           12/29/2005          2/1/2006             1/1/2036          354               33,980.00            33,892.48
15670110            1/26/2006          3/1/2006             2/1/2036          355              105,750.00           105,490.17
15670458            2/23/2006          4/1/2006             3/1/2036          356               52,084.00            51,932.55
15825938           12/29/2005          2/1/2006             1/1/2036          354              252,000.00           252,000.00
15825946             1/5/2006          3/1/2006             2/1/2036          355              133,000.00           132,664.05
15825953             1/4/2006          3/1/2006             2/1/2036          355              210,000.00           209,458.57
15825987            1/13/2006          3/1/2006             2/1/2036          355              268,000.00           267,460.63
15825995            1/19/2006          3/1/2006             2/1/2036          355              220,000.00           219,288.83
15826001            1/26/2006          3/1/2006             2/1/2036          355              186,000.00           186,000.00
15826019            1/26/2006          3/1/2006             2/1/2036          355              223,725.00           223,200.13
15826027            1/26/2006          3/1/2006             2/1/2036          355              318,750.00           317,819.57
15826035            1/26/2006          3/1/2006             2/1/2036          355               68,600.00            68,413.73
15826043             2/3/2006          4/1/2006             3/1/2036          356              119,700.00           119,511.31
15826050            1/27/2006          3/1/2006             2/1/2036          355               90,000.00            89,684.65
15826068            1/30/2006          4/1/2006             3/1/2036          356              396,000.00           394,926.48
15826076            1/31/2006          3/1/2006             2/1/2036          355               85,025.00            84,804.66
15826084            2/21/2006          4/1/2006             3/1/2036          356              194,750.00           194,415.58
15826092             2/3/2006          4/1/2006             3/1/2036          356              361,000.00           360,443.46
15826100             2/1/2006          3/1/2006             2/1/2036          355              400,000.00           399,422.64
15826118            2/21/2006          4/1/2006             3/1/2036          356               50,000.00            49,861.71
15826126             2/7/2006          4/1/2006             3/1/2036          356              200,000.00           199,304.07
15826134            2/28/2006          4/1/2006             3/1/2036          356              314,800.00           314,259.20
15826142             2/9/2006          4/1/2006             3/1/2036          356              178,000.00           177,463.79
15826159            2/10/2006          4/1/2006             3/1/2036          356              291,200.00           291,200.00
15826175            2/15/2006          4/1/2006             3/1/2036          356              180,000.00           179,868.20
15826183            2/15/2006          4/1/2006             3/1/2036          356              242,400.00           241,837.13
15826191            2/15/2006          4/1/2006             3/1/2036          356              207,920.00           207,532.16
15826209            2/23/2006          4/1/2006             3/1/2036          356              151,200.00           150,882.79
15826217            2/17/2006          4/1/2006             3/1/2036          356              155,000.00           154,765.76
15826233            2/21/2006          4/1/2006             3/1/2036          356              119,000.00           118,889.31
15826241            2/21/2006          4/1/2006             3/1/2036          356              328,000.00           326,866.76
15826258            2/22/2006          4/1/2006             3/1/2036          356               78,000.00            77,734.34
15826266            2/23/2006          4/1/2006             3/1/2036          356              110,000.00           109,867.07
15826274            2/23/2006          4/1/2006             3/1/2036          356              115,000.00           114,816.76
15826282            3/24/2006          5/1/2006             4/1/2036          357              119,250.00           119,066.35
15826290             3/3/2006          5/1/2006             4/1/2036          357              305,600.00           305,154.31
15826308            2/28/2006          4/1/2006             3/1/2036          356              248,084.00           248,084.00
15826316            2/27/2006          4/1/2006             3/1/2036          356              260,000.00           259,540.85
15826324            3/27/2006          5/1/2006             4/1/2036          357              158,900.00           158,719.86
15826332            3/20/2006          5/1/2006             4/1/2036          357               94,000.00            93,716.82
15826340             3/9/2006          5/1/2006             4/1/2036          357              520,000.00           519,488.19
15826365            3/22/2006          5/1/2006             4/1/2036          357              107,986.00           107,679.98
15826381            3/23/2006          5/1/2006             4/1/2036          357              209,950.00           209,808.29
15826399            3/29/2006          5/1/2006             4/1/2036          357              196,265.00           195,871.29
15826407            3/16/2006          5/1/2006             4/1/2036          357               70,000.00            69,841.10
15826415            3/17/2006          5/1/2006             4/1/2036          357              289,600.00           288,957.01
15826456            3/23/2006          5/1/2006             4/1/2036          357              209,000.00           208,640.36
15826464            3/21/2006          5/1/2006             4/1/2036          357              274,500.00           274,012.80
15826472            3/22/2006          5/1/2006             4/1/2036          357              299,250.00           298,673.92
15826480            3/24/2006          5/1/2006             4/1/2036          357              127,157.00           126,938.18
15826506            3/21/2006          5/1/2006             4/1/2036          357              205,000.00           204,794.47
15826514            3/22/2006          5/1/2006             4/1/2036          357              424,000.00           424,000.00
15826522            3/22/2006          5/1/2006             4/1/2036          357               40,000.00            39,955.87
15826530            3/23/2006          5/1/2006             4/1/2036          357               88,000.00            87,780.20
15826548            3/22/2006          5/1/2006             4/1/2036          357              225,000.00           224,566.61
15826555            3/22/2006          5/1/2006             4/1/2036          357              144,000.00           143,814.96
15826563            3/22/2006          5/1/2006             4/1/2036          357              158,950.00           158,723.34
15826571            3/27/2006          5/1/2006             4/1/2036          357              114,000.00           113,923.05
15826589            3/24/2006          5/1/2006             4/1/2036          357               64,000.00            63,900.33
15826605            3/23/2006          5/1/2006             4/1/2036          357              226,400.00           226,215.16
15826621            3/24/2006          5/1/2006             4/1/2036          357              312,430.00           312,065.77
15826639            3/24/2006          5/1/2006             4/1/2036          357              275,500.00           275,115.35
15826654            3/30/2006          5/1/2006             4/1/2036          357              208,000.00           207,656.57
15826662            3/24/2006          5/1/2006             4/1/2036          357              120,000.00           119,811.93
15826670            3/27/2006          5/1/2006             4/1/2036          357              270,000.00           269,530.57
15826688            3/27/2006          5/1/2006             4/1/2036          357              369,516.35           369,516.35
15826696            3/27/2006          5/1/2006             4/1/2036          357              161,600.00           161,239.89
15826704            3/30/2006          5/1/2006             4/1/2036          357              135,200.00           134,897.09
15826712            3/27/2006          5/1/2006             4/1/2036          357              231,200.00           230,817.12
15826720            3/27/2006          5/1/2006             4/1/2036          357              236,000.00           235,770.99
15826738            3/29/2006          5/1/2006             4/1/2036          357              148,939.20           148,570.06
15826746            3/27/2006          5/1/2006             4/1/2036          357              212,000.00           211,470.45
15826753            3/28/2006          5/1/2006             4/1/2036          357              196,650.00           196,345.00
15826761            3/27/2006          5/1/2006             4/1/2036          357              280,000.00           279,750.69
15826779            3/31/2006          5/1/2006             4/1/2036          357              161,840.00           161,689.56
15826787            3/28/2006          5/1/2006             4/1/2036          357              360,000.00           359,614.22
15826795            3/29/2006          6/1/2006             5/1/2036          358              105,800.00           105,664.60
15826829            3/31/2006          5/1/2006             4/1/2036          357              206,250.00           205,958.96
15826837            3/30/2006          5/1/2006             4/1/2036          357              434,400.00           433,979.90
15826845            3/31/2006          5/1/2006             4/1/2036          357              116,000.00           115,731.44
15826852            3/30/2006          5/1/2006             4/1/2036          357              176,000.00           175,715.38
15826860            3/31/2006          5/1/2006             4/1/2036          357              217,203.00           216,902.93
15826886            3/31/2006          5/1/2006             4/1/2036          357              210,000.00           209,587.19
15826902            3/31/2006          5/1/2006             4/1/2036          357              319,200.00           318,890.27
15831324           11/29/2005          2/1/2006             1/1/2036          354               31,000.00            30,859.76
15831357           12/13/2005          2/1/2006             1/1/2036          354               57,600.00            57,349.27
15831365            12/1/2005          2/1/2006             1/1/2036          354               55,000.00            54,711.51
15831373            12/2/2005          2/1/2006             1/1/2036          354              114,400.00           113,867.01
15831381           11/30/2005          2/1/2006             1/1/2036          354               56,000.00            55,773.04
15831415            12/1/2005          2/1/2006             1/1/2026          234              103,591.32           102,342.94
15831449           12/12/2005          2/1/2006             1/1/2036          354               86,220.00            85,946.59
15831456           12/14/2005          2/1/2006             1/1/2021          174               64,577.00            63,320.77
15831464            12/9/2005          2/1/2006             1/1/2036          354               81,733.40            81,288.33
15831472            12/9/2005          2/1/2006             1/1/2036          354              106,500.00           106,003.77
15831480            12/9/2005          2/1/2006             1/1/2036          354               67,600.00            67,431.92
15831498            12/8/2005          2/1/2006             1/1/2036          354               55,000.00            54,724.96
15831514            12/9/2005          2/1/2006             1/1/2036          354              375,920.00           372,607.57
15831522           12/12/2005          2/1/2006             1/1/2036          354               20,000.00            19,954.28
15831548           12/15/2005          2/1/2006             1/1/2036          354               63,992.00            63,705.07
15831555           12/14/2005          2/1/2006             1/1/2036          354               58,500.00            58,224.72
15831589           12/16/2005          2/1/2006             1/1/2036          354              136,000.00           135,545.81
15831605           12/16/2005          2/1/2006             1/1/2036          354              203,500.00           203,132.24
15831613           12/19/2005          2/1/2006             1/1/2036          354               90,388.00            89,979.14
15831621           12/16/2005          2/1/2006             1/1/2026          234              126,650.00           125,281.12
15831654            1/18/2006          3/1/2006             2/1/2036          355               68,000.00            67,734.17
15831670           12/21/2005          2/1/2006             1/1/2036          354              259,000.00           257,656.15
15831696           12/22/2005          2/1/2006             1/1/2036          354              110,800.00           110,257.77
15831704           12/23/2005          2/1/2006             1/1/2036          354               76,000.00            75,631.69
15831712           12/21/2005          2/1/2006             1/1/2036          354              280,000.00           279,100.35
15831720           12/23/2005          2/1/2006             1/1/2036          354              264,360.00           263,083.00
15831746             1/4/2006          3/1/2006             2/1/2036          355               73,280.00            73,144.57
15831761           12/30/2005          2/1/2006             1/1/2036          354              220,000.00           218,965.71
15831787             1/4/2006          3/1/2006             2/1/2016          115               35,000.00            34,001.43
15831795             1/4/2006          3/1/2006             2/1/2036          355              306,000.00           304,938.51
15831803             1/3/2006          3/1/2006             2/1/2036          355               50,000.00            49,290.08
15831811             1/4/2006          3/1/2006             2/1/2036          355               73,970.00            73,680.82
15831829             1/4/2006          3/1/2006             2/1/2036          355              155,200.00           154,925.04
15831845             1/4/2006          3/1/2006             2/1/2036          355               90,000.00            89,670.20
15831860             1/5/2006          3/1/2006             2/1/2036          355               92,000.00            91,479.93
15831878             1/9/2006          3/1/2006             2/1/2036          355              262,500.00           261,695.58
15831886             1/9/2006          3/1/2006             2/1/2036          355               57,000.00            56,779.39
15831902            1/10/2006          3/1/2006             2/1/2036          355               99,900.00            99,617.25
15831936            1/12/2006          3/1/2006             2/1/2036          355              197,600.00           196,615.93
15831944            1/12/2006          3/1/2006             2/1/2036          355              196,000.00           195,292.31
15831951            1/17/2006          3/1/2006             2/1/2021          175               51,900.00            51,046.65
15831969            1/20/2006          3/1/2006             2/1/2021          175               35,000.00            34,462.52
15831977            1/17/2006          3/1/2006             2/1/2036          355               72,000.00            71,718.54
15831993            1/20/2006          3/1/2006             2/1/2036          355               67,991.00            67,717.22
15832009            1/24/2006          3/1/2006             2/1/2021          175               50,000.00            49,233.94
15832017            1/20/2006          3/1/2006             2/1/2036          355              240,000.00           239,120.51
15832025            1/20/2006          3/1/2006             2/1/2036          355              356,250.00           355,026.52
15832033            1/19/2006          3/1/2006             2/1/2036          355              312,560.00           311,712.38
15832058            1/26/2006          3/1/2006             2/1/2036          355              600,000.00           597,803.08
15832074            1/25/2006          3/1/2006             2/1/2036          355              150,000.00           149,495.12
15832082            1/20/2006          3/1/2006             2/1/2036          355              312,000.00           311,241.76
15832124            2/14/2006          4/1/2006             3/1/2021          176               70,000.00            69,138.98
15832132            1/24/2006          3/1/2006             2/1/2036          355               84,800.00            84,319.58
15832140            1/27/2006          3/1/2006             2/1/2021          175               79,990.00            78,751.01
15832157            1/24/2006          3/1/2006             2/1/2036          355              252,000.00           251,233.66
15832165            1/25/2006          3/1/2006             2/1/2036          355               86,271.40            85,798.08
15832173            1/24/2006          3/1/2006             2/1/2036          355               70,000.00            69,720.91
15832199            1/26/2006          3/1/2006             2/1/2036          355              157,500.00           156,908.22
15832207             2/1/2006          3/1/2006             2/1/2036          355              100,800.00           100,339.43
15832215            1/26/2006          3/1/2006             2/1/2031          295              135,000.00           133,613.83
15832223            1/30/2006          4/1/2006             3/1/2036          356               83,189.00            82,897.25
15832231            1/26/2006          3/1/2006             2/1/2036          355              348,500.00           347,924.73
15832249            1/26/2006          3/1/2006             2/1/2036          355               89,000.00            88,614.68
15832256            1/26/2006          3/1/2006             2/1/2036          355              207,299.50           206,422.98
15832264            1/27/2006          3/1/2006             2/1/2036          355              369,750.00           368,863.37
15832298            1/27/2006          3/1/2006             2/1/2036          355              162,000.00           161,321.64
15832306            1/28/2006          4/1/2006             3/1/2036          356              215,965.00           215,342.27
15832322            1/31/2006          4/1/2006             3/1/2036          356              138,000.00           137,606.60
15832348             2/3/2006          4/1/2006             3/1/2036          356               39,000.00            38,857.81
15832371             2/2/2006          4/1/2006             3/1/2036          356              285,000.00           284,075.67
15832389             2/9/2006          4/1/2006             3/1/2016          116               57,000.00            55,645.97
15832397             2/2/2006          4/1/2006             3/1/2036          356              155,250.00           154,731.46
15832405             2/6/2006          4/1/2006             3/1/2036          356               70,000.00            69,823.21
15832413             2/6/2006          4/1/2006             3/1/2036          356              358,400.00           357,413.18
15832421            2/23/2006          4/1/2006             3/1/2036          356              216,000.00           215,413.25
15832447             2/6/2006          4/1/2006             3/1/2026          236              179,350.00           177,728.90
15832470             2/8/2006          4/1/2006             3/1/2026          236               85,200.00            84,513.88
15832496            2/10/2006          4/1/2006             3/1/2036          356              159,920.00           159,426.33
15832504            2/22/2006          4/1/2006             3/1/2036          356               64,000.00            63,790.40
15832538            2/10/2006          4/1/2006             3/1/2021          176               50,000.00            49,321.54
15832546            2/10/2006          4/1/2006             3/1/2036          356              185,000.00           184,667.13
15832553            2/16/2006          4/1/2006             3/1/2036          356               78,000.00            77,866.01
15832561            2/23/2006          4/1/2006             3/1/2036          356              244,420.00           243,635.04
15832587            2/27/2006          4/1/2006             3/1/2021          176               70,500.00            69,732.85
15832595            2/16/2006          4/1/2006             3/1/2036          356               90,000.00            89,705.20
15832603            2/16/2006          4/1/2006             3/1/2036          356              160,000.00           159,147.27
15832611            2/22/2006          4/1/2006             3/1/2036          356               58,400.00            58,235.20
15832629            2/23/2006          4/1/2006             3/1/2036          356              218,400.00           217,656.09
15832637            2/17/2006          4/1/2006             3/1/2036          356              160,000.00           159,433.42
15832652            3/24/2006          5/1/2006             4/1/2036          357               86,165.45            85,974.34
15832678            2/28/2006          4/1/2006             3/1/2036          356               68,080.00            67,848.11
15832694            2/23/2006          4/1/2006             3/1/2036          356              139,100.00           138,968.67
15832702            2/23/2006          4/1/2006             3/1/2036          356              172,500.00           171,967.45
15832710            2/22/2006          4/1/2006             3/1/2036          356              385,000.00           384,553.15
15832728            2/22/2006          4/1/2006             3/1/2036          356              105,600.00           105,277.22
15832744            2/24/2006          4/1/2006             3/1/2036          356              172,000.00           171,731.87
15832751            2/23/2006          4/1/2006             3/1/2036          356              185,000.00           184,729.58
15832769            2/23/2006          4/1/2006             3/1/2036          356              255,000.00           254,629.36
15832785             3/3/2006          5/1/2006             4/1/2021          177               77,760.00            77,138.33
15832793            2/27/2006          5/1/2006             4/1/2036          357              125,000.00           124,736.27
15832819            2/28/2006          4/1/2006             3/1/2036          356              154,256.00           154,085.69
15832827             3/2/2006          5/1/2006             4/1/2021          177               95,988.00            94,714.27
15832835             3/2/2006          5/1/2006             4/1/2021          177               88,200.00            87,453.60
15832843             3/6/2006          5/1/2006             4/1/2036          357              144,781.00           144,472.45
15832850             3/2/2006          5/1/2006             4/1/2036          357              180,000.00           179,536.98
15832876             3/7/2006          5/1/2006             4/1/2036          357               40,000.00            39,591.63
15832892             3/6/2006          5/1/2006             4/1/2036          357              227,500.00           226,897.45
15832900            3/10/2006          5/1/2006             4/1/2036          357              155,350.00           155,050.77
15832918             3/6/2006          5/1/2006             4/1/2036          357              361,250.00           360,772.85
15832934            3/10/2006          5/1/2006             4/1/2036          357              103,200.00           102,971.07
15832975             3/8/2006          5/1/2006             4/1/2036          357              179,200.00           178,741.28
15832983             3/7/2006          5/1/2006             4/1/2036          357              260,000.00           259,199.70
15832991             3/7/2006          5/1/2006             4/1/2036          357               94,400.00            94,263.65
15833015             3/8/2006          5/1/2006             4/1/2036          357              266,400.00           266,166.20
15833056            3/10/2006          5/1/2006             4/1/2036          357              155,200.00           154,884.87
15833064            3/16/2006          5/1/2006             4/1/2036          357              187,976.00           187,587.31
15833072             3/1/2006          5/1/2006             4/1/2036          357               62,100.00            61,994.24
15833098            3/14/2006          5/1/2006             4/1/2036          357               63,000.00            62,837.95
15833106            3/13/2006          5/1/2006             4/1/2036          357              184,000.00           183,575.27
15833114            3/16/2006          5/1/2006             4/1/2036          357               64,000.00            63,859.44
15833122            3/20/2006          5/1/2006             4/1/2036          357               63,000.00            62,834.74
15833130            3/17/2006          5/1/2006             4/1/2021          177               32,000.00            31,561.14
15833171            3/21/2006          5/1/2006             4/1/2036          357              297,500.00           297,198.73
15833197            3/21/2006          5/1/2006             4/1/2036          357               68,440.00            68,269.03
15833205            3/23/2006          5/1/2006             4/1/2036          357              279,900.00           279,702.53
15833213            3/29/2006          5/1/2006             4/1/2036          357               45,000.00            44,927.97
15833221            3/27/2006          5/1/2006             4/1/2036          357               76,000.00            75,833.08
15833239            3/24/2006          5/1/2006             4/1/2036          357               76,500.00            76,283.21
15833247            3/24/2006          5/1/2006             4/1/2021          177               94,388.00            93,497.12
15833254            3/23/2006          5/1/2006             4/1/2036          357               50,000.00            49,886.85
15833262            3/27/2006          5/1/2006             4/1/2021          177               52,000.00            51,508.94
15833270            3/27/2006          5/1/2006             4/1/2021          177              131,250.00           130,027.15
15833288            3/27/2006          5/1/2006             4/1/2036          357              258,000.00           257,527.06
15833304            3/24/2006          5/1/2006             4/1/2036          357              182,400.00           181,900.39
15833312            3/30/2006          5/1/2006             4/1/2036          357               63,600.00            63,428.24
15833346            3/31/2006          5/1/2006             4/1/2036          357              240,000.00           239,569.63
15578677           10/13/2005         12/1/2005            11/1/2035          352              175,559.00           174,650.32
15585185           11/10/2005          1/1/2006            12/1/2035          353              352,000.00           349,757.58
15585631           10/25/2005         12/1/2005            11/1/2035          352              250,000.00           248,403.24
15662109            8/24/2005         10/1/2005             9/1/2035          350              162,000.00           160,378.11
15662125           10/12/2005         12/1/2005            11/1/2035          352              428,000.00           426,471.85
15643729           10/17/2005         12/1/2005            11/1/2035          352              279,000.00           277,040.01
15643760            10/6/2005         12/1/2005            11/1/2035          352              292,000.00           290,276.26
15662208            9/28/2005         11/1/2005            10/1/2035          351              201,000.00           199,797.76
15644347           10/17/2005         12/1/2005            11/1/2035          352              174,800.00           173,778.32
15644545           10/27/2005         12/1/2005            11/1/2035          352              285,000.00           283,903.22
15647670           12/22/2005          2/1/2006             1/1/2036          354              280,000.00           278,853.74
15816853             3/4/2006          5/1/2006             4/1/2036          357              121,100.00           121,013.81
15816861            2/17/2006          4/1/2006             3/1/2036          356              200,000.00           199,717.38
15816879            2/28/2006          4/1/2006             3/1/2036          356              292,500.00           292,207.16
15816887            2/15/2006          4/1/2006             3/1/2036          356              260,000.00           259,572.17
15816895             3/8/2006          5/1/2006             4/1/2036          357              192,000.00           191,450.61
15816937            2/14/2006          4/1/2006             3/1/2036          356              250,000.00           249,197.12
15816945            1/27/2006          4/1/2006             3/1/2036          356              140,000.00           139,594.80
15816952            2/16/2006          4/1/2006             3/1/2036          356              220,000.00           219,795.33
15816960            2/21/2006          4/1/2006             3/1/2036          356              221,000.00           220,436.20
15816978            2/23/2006          4/1/2006             3/1/2036          356              347,000.00           345,874.54
15816986            2/23/2006          4/1/2006             3/1/2036          356              221,425.00           220,823.51
15816994            2/17/2006          4/1/2006             3/1/2036          356              346,750.00           346,420.73
15817018            2/23/2006          4/1/2006             3/1/2036          356              304,500.00           303,421.68
15817026            2/23/2006          4/1/2006             3/1/2036          356              165,000.00           164,627.77
15817034            2/10/2006          4/1/2006             3/1/2036          356              224,000.00           223,504.96
15817042            2/23/2006          4/1/2006             3/1/2036          356              201,500.00           200,870.49
15817067            2/13/2006          4/1/2006             3/1/2036          356              169,000.00           168,807.19
15817075             3/8/2006          5/1/2006             4/1/2036          357              170,000.00           169,648.49
15817083            2/20/2006          4/1/2006             3/1/2036          356              272,000.00           271,676.01
15817091             3/6/2006          5/1/2006             4/1/2036          357              165,000.00           164,697.99
15817109            2/21/2006          4/1/2006             3/1/2036          356              240,000.00           239,846.24
15817117            2/17/2006          4/1/2006             3/1/2036          356              547,200.00           546,285.53
15817125            2/28/2006          5/1/2006             4/1/2036          357              297,000.00           296,190.13
15817133            2/16/2006          4/1/2006             3/1/2036          356              280,000.00           279,130.35
15817141             3/2/2006          4/1/2006             3/1/2036          356              377,910.00           377,478.87
15817158            2/23/2006          4/1/2006             3/1/2036          356              165,000.00           164,668.01
15817166             3/7/2006          5/1/2006             4/1/2036          357              129,000.00           128,044.04
15817174            2/22/2006          4/1/2006             3/1/2036          356              252,000.00           251,370.06
15817182            2/21/2006          4/1/2006             3/1/2036          356              315,000.00           314,336.27
15817281            2/23/2006          4/1/2006             3/1/2036          356              365,000.00           364,257.88
15818503             3/9/2006          5/1/2006             4/1/2036          357              594,750.00           593,249.75
15774789           12/29/2005          2/1/2006             1/1/2021          174               27,400.00            27,369.10
15774847            2/15/2006          4/1/2006             3/1/2046          476              113,700.00           113,621.24
15774987            3/20/2006          5/1/2006             4/1/2036          357               87,950.00            87,804.50
15775026            3/15/2006          5/1/2006             4/1/2046          477              180,000.00           179,899.58
15775117            3/27/2006          5/1/2006             4/1/2021          177               27,850.00            27,832.74
15830458            4/11/2006          6/1/2006             5/1/2036          358               80,000.00            79,942.57
15830466            3/27/2006          5/1/2006             4/1/2036          357              143,000.00           142,845.29
15830474            4/10/2006          6/1/2006             5/1/2036          358              274,800.00           274,602.70
15830490            4/12/2006          6/1/2006             5/1/2036          358               79,750.00            79,704.05
15830516             4/7/2006          6/1/2006             5/1/2036          358              122,500.00           122,308.29
15830524             4/6/2006          6/1/2006             5/1/2036          358              352,000.00           352,000.00
15830532            4/11/2006          6/1/2006             5/1/2036          358              112,000.00           111,889.15
15830540             4/1/2006          6/1/2006             5/1/2021          178               28,000.00            27,989.72
15830557            4/12/2006          6/1/2006             5/1/2036          358               72,600.00            72,480.41
15830565             4/6/2006          6/1/2006             5/1/2036          358              131,000.00           130,784.19
15830581            3/21/2006          5/1/2006             4/1/2036          357              146,600.00           146,331.13
15830607            2/28/2006          4/1/2006             3/1/2046          476              156,200.00           156,126.12
15830615             4/5/2006          6/1/2006             5/1/2036          358              107,250.00           107,172.99
15830623            3/27/2006          5/1/2006             4/1/2036          357              362,650.00           361,984.86
15772890             3/8/2006          5/1/2006             4/1/2036          357              271,200.00           270,649.33
15852999            3/24/2006          5/1/2006             4/1/2036          357              319,200.00           319,200.00
15853013            3/22/2006          5/1/2006             4/1/2036          357              223,250.00           223,133.06
15853039            4/25/2006          6/1/2006             5/1/2036          358              189,000.00           188,769.72
15853047            4/20/2006          6/1/2006             5/1/2036          358              245,000.00           244,653.02
15853054            4/24/2006          6/1/2006             5/1/2036          358              171,500.00           171,355.54
15853070            4/25/2006          6/1/2006             5/1/2036          358              395,000.00           394,411.87
15653249           10/26/2005         12/1/2005            11/1/2035          352              300,000.00           297,988.22
15752132            6/29/2005          8/1/2005             7/1/2020          168               45,000.00            44,736.49
15752181             7/8/2005          9/1/2005             8/1/2035          349               56,000.00            55,684.71
15752207             7/6/2005          9/1/2005             8/1/2035          349               22,800.00            22,706.12
15752223            8/22/2005         10/1/2005             9/1/2035          350              160,200.00           159,364.55
15752249             8/9/2005         10/1/2005             9/1/2020          170               46,700.00            46,461.92
15752264            7/21/2005          9/1/2005             8/1/2035          349               26,000.00            25,867.75
15752280            8/24/2005         10/1/2005             9/1/2020          170               65,000.00            64,493.40
15752306            7/28/2005          9/1/2005             8/1/2020          169               57,000.00            56,787.49
15752322             8/5/2005         10/1/2005             9/1/2035          350               35,600.00            35,479.85
15752348             8/4/2005         10/1/2005             9/1/2020          170               23,400.00            23,326.82
15752363            9/14/2005         11/1/2005            10/1/2020          171               57,600.00            56,862.25
15752405            8/12/2005         10/1/2005             9/1/2020          170               74,000.00            73,637.32
15752421             8/8/2005         10/1/2005             9/1/2035          350               17,000.00            16,834.96
15752447            8/16/2005         10/1/2005             9/1/2035          350               32,000.00            31,859.08
15752462            8/19/2005         10/1/2005             9/1/2020          170               34,000.00            33,758.16
15752488            8/18/2005         10/1/2005             9/1/2020          170               56,000.00            55,708.12
15752504            8/22/2005         10/1/2005             9/1/2020          170               58,000.00            57,757.69
15752520             9/1/2005         10/1/2005             9/1/2035          350               16,900.00            16,440.84
15752546            9/12/2005         11/1/2005            10/1/2035          351               31,000.00            30,872.09
15752561             9/7/2005         11/1/2005            10/1/2020          171               36,150.00            36,052.84
15752587            9/15/2005         11/1/2005            10/1/2020          171               61,600.00            61,304.26
15752603             9/1/2005         10/1/2005             9/1/2020          170               67,000.00            66,658.48
15752629            9/16/2005         11/1/2005            10/1/2020          171               30,000.00            29,910.32
15752645            9/13/2005         11/1/2005            10/1/2035          351               19,000.00            18,916.73
15752660            9/28/2005         11/1/2005            10/1/2020          171               49,000.00            48,804.56
15752686            10/6/2005         12/1/2005            11/1/2020          172               29,000.00            28,900.62
15752728            9/23/2005         11/1/2005            10/1/2020          171               67,800.00            67,434.42
15752744           10/11/2005         12/1/2005            11/1/2020          172               34,000.00            33,877.43
15752769            10/5/2005         12/1/2005            11/1/2020          172               84,200.00            83,905.84
15752801           10/11/2005         12/1/2005            11/1/2035          352               58,000.00            57,838.86
15752827           10/21/2005         12/1/2005            11/1/2020          172               30,200.00            30,107.11
15752843           10/19/2005         12/1/2005            11/1/2035          352               26,000.00            25,912.94
15752868           10/20/2005         12/1/2005            11/1/2020          172               46,000.00            45,825.19
15752884           10/20/2005         12/1/2005            11/1/2020          172               39,200.00            39,057.14
15752900           10/20/2005         12/1/2005            11/1/2020          172               64,000.00            63,778.81
15752926           10/21/2005         12/1/2005            11/1/2020          172               38,000.00            37,920.92
15752934           10/21/2005         12/1/2005            11/1/2020          172               57,800.00            57,588.93
15816069            12/6/2005          2/1/2006             1/1/2036          354              160,000.00           159,400.78
15816077           12/26/2005          2/1/2006             1/1/2036          354              355,000.00           353,645.95
15816093            1/12/2006          3/1/2006             2/1/2036          355              232,500.00           231,774.55
15754328            6/22/2005          8/1/2005             7/1/2020          168               45,000.00            44,772.42
15754344            7/18/2005          9/1/2005             8/1/2035          349               70,000.00            69,711.85
15754369            7/11/2005          9/1/2005             8/1/2020          169               59,950.00            59,746.79
15754385            7/25/2005          9/1/2005             8/1/2035          349               26,600.00            26,504.96
15754401            7/11/2005          9/1/2005             8/1/2035          349              265,000.00           262,356.02
15754427             8/5/2005         10/1/2005             9/1/2020          170               52,500.00            52,313.08
15754443            7/28/2005          9/1/2005             8/1/2020          169               27,200.00            27,084.70
15754468            7/19/2005          9/1/2005             8/1/2035          349               24,600.00            24,473.92
15754484            7/21/2005          9/1/2005             8/1/2035          349               23,000.00            22,875.82
15754500            7/28/2005          9/1/2005             8/1/2020          169               74,000.00            73,686.25
15754526            7/27/2005          9/1/2005             8/1/2020          169               68,000.00            67,769.96
15754542            8/15/2005         10/1/2005             9/1/2035          350               93,000.00            92,653.60
15754567            8/15/2005         10/1/2005             9/1/2020          170               69,000.00            67,685.24
15754583            8/16/2005         10/1/2005             9/1/2020          170               42,800.00            42,623.04
15754609            8/11/2005         10/1/2005             9/1/2020          170               16,200.00            15,961.03
15754625            8/16/2005         10/1/2005             9/1/2020          170               46,600.00            46,372.17
15754641             8/4/2005         10/1/2005             9/1/2020          170               23,600.00            23,459.40
15754708            9/14/2005         11/1/2005            10/1/2035          351               39,600.00            39,457.18
15754724            8/24/2005         10/1/2005             9/1/2020          170               15,100.00            14,352.17
15754740             9/6/2005         11/1/2005            10/1/2020          171               51,000.00            50,796.60
15754765            8/25/2005         10/1/2005             9/1/2020          170               48,600.00            48,396.92
15754781            8/23/2005         10/1/2005             9/1/2020          170               83,000.00            82,690.68
15754807             9/1/2005         10/1/2005             9/1/2020          170               36,600.00            36,456.21
15754823            8/30/2005         11/1/2005            10/1/2020          171               22,400.00            22,290.57
15754849             9/8/2005         11/1/2005            10/1/2020          171               49,000.00            48,826.00
15754864            9/20/2005         11/1/2005            10/1/2020          171               55,000.00            54,768.84
15754880            9/16/2005         11/1/2005            10/1/2020          171               49,000.00            48,853.21
15754906            10/4/2005         12/1/2005            11/1/2020          172               29,950.00            29,868.91
15754922           10/17/2005         12/1/2005            11/1/2020          172               56,000.00            55,794.48
15754948            9/30/2005         11/1/2005            10/1/2020          171               40,000.00            39,809.56
15754963            10/4/2005         11/1/2005            10/1/2020          171               56,600.00            56,479.72
15755002            9/26/2005         11/1/2005            10/1/2020          171               19,000.00            18,929.61
15755028            10/3/2005         12/1/2005            11/1/2020          172              103,000.00           102,679.85
15755044            9/30/2005         11/1/2005            10/1/2020          171               55,000.00            54,816.51
15755069            10/6/2005         12/1/2005            11/1/2020          172               32,200.00            32,128.35
15755085           10/14/2005         12/1/2005            11/1/2035          352               50,700.00            50,579.52
15755101            9/30/2005         11/1/2005            10/1/2020          171               31,000.00            30,885.93
15755127           10/19/2005         12/1/2005            11/1/2020          172               67,000.00            66,802.21
15755143           10/12/2005         12/1/2005            11/1/2020          172               38,000.00            37,868.63
15755168           10/27/2005         12/1/2005            11/1/2020          172               30,000.00            29,916.26
15755176           10/11/2005         12/1/2005            11/1/2035          352               51,850.00            51,670.75
15755192           10/17/2005         12/1/2005            11/1/2020          172               76,800.00            76,578.19
15755218           10/13/2005         12/1/2005            11/1/2020          172               62,000.00            61,862.10
15755242           10/14/2005         12/1/2005            11/1/2020          172               32,550.00            32,461.16
15755267           10/14/2005         12/1/2005            11/1/2020          172               37,200.00            36,673.78
15755283           10/21/2005         12/1/2005            11/1/2020          172               56,000.00            55,808.08
15755309           10/31/2005         12/1/2005            11/1/2020          172              118,000.00           117,691.34
15755325           10/14/2005         12/1/2005            11/1/2020          172               26,600.00            26,504.08
15755366           10/17/2005         12/1/2005            11/1/2020          172               59,800.00            59,623.45
15755382           10/31/2005         12/1/2005            11/1/2020          172               31,500.00            31,383.96
15755408           10/27/2005         12/1/2005            11/1/2020          172               53,500.00            53,348.72
15755440           10/31/2005         12/1/2005            11/1/2020          172               71,000.00            70,788.60
15755465           10/26/2005         12/1/2005            11/1/2020          172               66,000.00            65,774.26
15755622           11/30/2005          1/1/2006            12/1/2035          353               21,000.00            20,961.96
15816135           12/12/2005          2/1/2006             1/1/2021          174              230,000.00           225,689.89
15816150           12/13/2005          2/1/2006             1/1/2036          354               91,000.00            90,877.33
15755994            12/8/2005          2/1/2006             1/1/2036          354               91,000.00            90,771.76
15816176            1/10/2006          3/1/2006             2/1/2036          355              199,500.00           198,874.76
15816192             1/9/2006          3/1/2006             2/1/2021          175               49,600.00            49,546.94
15756372             1/6/2006          3/1/2006             2/1/2021          175               54,000.00            53,940.25
15756869            9/28/2005         11/1/2005            10/1/2035          351               55,400.00            55,170.94
15756943            3/15/2005          5/1/2005             4/1/2035          345               56,400.00            55,870.28
15756968            8/24/2005         10/1/2005             9/1/2035          350               24,000.00            23,921.73
15757131            7/25/2005          9/1/2005             8/1/2035          349               35,000.00            20,520.33
15757156            7/29/2005          9/1/2005             8/1/2035          349               27,000.00            26,882.40
15757198            7/18/2005          9/1/2005             8/1/2020          169               16,200.00            16,136.09
15757214             7/5/2005          9/1/2005             8/1/2020          169               67,000.00            66,656.45
15757230            7/18/2005          9/1/2005             8/1/2020          169               31,800.00            31,657.75
15757255            7/26/2005          9/1/2005             8/1/2020          169               14,550.00            14,484.97
15757271            7/25/2005          9/1/2005             8/1/2020          169               63,000.00            62,684.10
15757297            7/22/2005          9/1/2005             8/1/2020          169               88,000.00            87,552.59
15757313            8/12/2005         10/1/2005             9/1/2035          350               66,000.00            65,700.17
15757339            8/12/2005         10/1/2005             9/1/2020          170               25,600.00            25,462.89
15757370            8/17/2005         10/1/2005             9/1/2020          170               26,200.00            26,075.87
15757396            8/18/2005         10/1/2005             9/1/2020          170               17,600.00            17,536.64
15757412            8/30/2005         10/1/2005             9/1/2020          170               62,000.00            61,761.48
15757446             9/9/2005         11/1/2005            10/1/2020          171               17,700.00            17,643.45
15757461            9/16/2005         11/1/2005            10/1/2020          171               27,400.00            27,329.59
15757487            8/31/2005         10/1/2005             9/1/2020          170               35,000.00            34,852.90
15757503            9/15/2005         11/1/2005            10/1/2035          351               28,000.00            27,877.17
15757529            9/28/2005         11/1/2005            10/1/2035          351               66,000.00            65,818.78
15757545            9/26/2005         11/1/2005            10/1/2035          351               62,000.00            61,833.47
15757560            9/20/2005         11/1/2005            10/1/2020          171               59,800.00            59,568.92
15757586            9/26/2005         11/1/2005            10/1/2020          171               41,000.00            40,778.38
15757602            9/30/2005         11/1/2005            10/1/2020          171               60,400.00            60,185.12
15757628            9/30/2005         11/1/2005            10/1/2020          171               70,000.00            69,788.53
15757644            9/28/2005         11/1/2005            10/1/2020          171               76,000.00            75,795.85
15757669            9/30/2005         11/1/2005            10/1/2035          351               87,000.00            86,804.11
15757685            9/30/2005         11/1/2005            10/1/2020          171               44,800.00            44,687.35
15757701           10/28/2005         12/1/2005            11/1/2020          172               47,950.00            47,824.64
15757727           10/28/2005         12/1/2005            11/1/2020          172               80,000.00            79,756.14
15757743            9/26/2005         11/1/2005            10/1/2020          171               16,400.00            16,251.80
15757768           10/19/2005         12/1/2005            11/1/2020          172               52,400.00            52,224.31
15757784            9/30/2005         11/1/2005            10/1/2020          171               37,800.00            37,688.27
15757800           10/13/2005         12/1/2005            11/1/2020          172               57,000.00            56,848.98
15757826            9/30/2005         11/1/2005            10/1/2020          171               25,000.00            24,883.05
15757834           10/25/2005         12/1/2005            11/1/2035          352               56,000.00            55,751.54
15757875           10/18/2005         12/1/2005            11/1/2020          172               35,000.00            34,895.81
15757891            11/1/2005         12/1/2005            11/1/2035          352               42,000.00            41,900.25
15757925           10/21/2005         12/1/2005            11/1/2020          172               42,000.00            41,854.83
15757933           10/14/2005         12/1/2005            11/1/2020          172               19,050.00            18,984.12
15757958           10/20/2005         12/1/2005            11/1/2020          172               48,500.00            48,388.73
15757982           10/12/2005         12/1/2005            11/1/2020          172               29,100.00            29,023.86
15758022           10/21/2005         12/1/2005            11/1/2035          352               56,000.00            55,683.30
15758063           10/28/2005         12/1/2005            11/1/2035          352               29,000.00            28,890.62
15758089           10/20/2005         12/1/2005            11/1/2020          172               37,350.00            37,208.49
15758188           10/31/2005         12/1/2005            11/1/2020          172               55,950.00            55,800.49
15758204           10/27/2005         12/1/2005            11/1/2020          172               73,600.00            73,394.54
15758220           10/26/2005         12/1/2005            11/1/2020          172               91,200.00            90,860.34
15758238            11/2/2005         12/1/2005            11/1/2020          172               28,000.00            27,903.21
15758279           10/31/2005         12/1/2005            11/1/2020          172               69,150.00            68,929.40
15758410            12/2/2005          2/1/2006             1/1/2021          174               23,950.00            23,916.58
15816275            12/9/2005          2/1/2006             1/1/2021          174               56,000.00            55,733.28
15759558            1/31/2006          3/1/2006             2/1/2036          355               65,000.00            64,935.74
15759608           10/19/2005         12/1/2005            11/1/2035          352               40,250.00            40,154.33
15759665             7/5/2005          9/1/2005             8/1/2035          349               77,800.00            77,384.14
15759681            7/18/2005          9/1/2005             8/1/2035          349               37,600.00            37,483.49
15759715            7/14/2005          9/1/2005             8/1/2035          349               53,000.00            52,798.99
15759731            7/15/2005          9/1/2005             8/1/2035          349               40,000.00            39,765.43
15759764             8/5/2005         10/1/2005             9/1/2035          350               30,000.00            29,832.48
15759780             8/8/2005         10/1/2005             9/1/2020          170               47,000.00            46,790.79
15759806            8/12/2005         10/1/2005             9/1/2035          350               35,250.00            35,118.10
15759848             9/1/2005         11/1/2005            10/1/2020          171               52,800.00            52,076.78
15759863            8/29/2005         10/1/2005             9/1/2020          170               30,600.00            30,459.14
15759889            9/28/2005         11/1/2005            10/1/2020          171               40,050.00            39,940.05
15759905            8/26/2005         10/1/2005             9/1/2020          170               39,600.00            39,417.68
15759921            9/19/2005         11/1/2005            10/1/2020          171               16,200.00            16,156.92
15759947            9/29/2005         11/1/2005            10/1/2020          171               51,600.00            51,418.72
15759962           10/10/2005         12/1/2005            11/1/2035          352               38,000.00            37,909.70
15759988           10/13/2005         12/1/2005            11/1/2020          172               33,600.00            33,515.88
15760044            9/29/2005         12/1/2005            11/1/2020          172               24,400.00            24,319.88
15760085            10/5/2005         12/1/2005            11/1/2020          172               65,000.00            64,163.43
15760101           10/18/2005         12/1/2005            11/1/2020          172               33,400.00            33,325.71
15760127           10/14/2005         12/1/2005            11/1/2020          172               33,000.00            32,426.53
15760143           10/27/2005         12/1/2005            11/1/2020          172               40,000.00            38,824.13
15760168           10/17/2005         12/1/2005            11/1/2020          172               18,800.00            18,744.54
15760184           10/31/2005         12/1/2005            11/1/2020          172               37,200.00            37,057.26
15760200           10/18/2005         12/1/2005            11/1/2020          172               28,600.00            28,507.19
15760226           10/17/2005         12/1/2005            11/1/2020          172               32,000.00            31,890.08
15760267           10/26/2005         12/1/2005            11/1/2035          352               25,100.00            25,013.94
15760309           10/19/2005         12/1/2005            11/1/2020          172               35,700.00            35,576.34
15760333           10/26/2005         12/1/2005            11/1/2020          172               45,800.00            45,641.98
15760358            11/7/2005          1/1/2006            12/1/2020          173               41,000.00            40,864.47
15760374           10/28/2005         12/1/2005            11/1/2020          172               32,400.00            32,293.59
15760754            1/26/2006          3/1/2006             2/1/2036          355               41,000.00            40,944.61
15816382            1/11/2006          3/1/2006             2/1/2021          175               24,950.00            24,905.59
15761182            1/31/2006          4/1/2006             3/1/2036          356               45,000.00            44,923.78
15761265            5/18/2005          7/1/2005             6/1/2025          227               92,000.00            90,517.98
15761281           10/26/2005         12/1/2005            11/1/2025          232               72,000.00            71,311.94
15761372           10/13/2005         12/1/2005            11/1/2020          172               22,000.00            21,919.17
15761448            10/6/2005         12/1/2005            11/1/2035          352              535,200.00           535,200.00
15761497            9/26/2005         11/1/2005            10/1/2020          171               37,400.00            37,295.31
15761620           12/20/2005          2/1/2006             1/1/2036          354              178,400.00           177,616.09
15761984             1/5/2006          3/1/2006             2/1/2036          355              207,200.00           206,618.41
15816416            12/8/2005          2/1/2006             1/1/2036          354              104,000.00           103,680.35
15816424             1/3/2006          2/1/2006             1/1/2036          354              243,750.00           243,215.25
15762289           10/25/2005         12/1/2005            11/1/2035          352               70,000.00            69,715.72
15762305           12/19/2005          2/1/2006             1/1/2036          354               39,000.00            38,903.18
15762552           12/13/2005          2/1/2006             1/1/2036          354              178,916.00           178,347.48
15816440           12/30/2005          3/1/2006             2/1/2036          355               23,000.00            22,951.94
15762982             7/1/2005          9/1/2005             8/1/2035          349               86,000.00            85,503.22
15763022             7/6/2005          9/1/2005             8/1/2035          349               80,000.00            79,662.58
15763030            7/14/2005          9/1/2005             8/1/2035          349               60,000.00            59,806.72
15763055             7/5/2005          9/1/2005             8/1/2035          349               82,000.00            81,625.40
15763071            7/14/2005          9/1/2005             8/1/2035          349               60,000.00            59,746.97
15763105            7/22/2005          9/1/2005             8/1/2035          349               76,000.00            75,652.89
15763147            7/28/2005         10/1/2005             9/1/2020          170               94,000.00            93,567.32
15763154             8/2/2005         10/1/2005             9/1/2020          170               79,000.00            78,743.43
15763170            7/21/2005          9/1/2005             8/1/2035          349              109,500.00           108,999.83
15763196             8/1/2005         10/1/2005             9/1/2020          170               98,000.00            97,682.85
15763212            7/25/2005          9/1/2005             8/1/2020          169              115,000.00           114,401.03
15763253            8/11/2005         10/1/2005             9/1/2020          170               62,600.00            62,396.68
15763295             8/8/2005         10/1/2005             9/1/2035          350               85,800.00            85,395.46
15763311            8/17/2005         10/1/2005             9/1/2020          170               90,400.00            89,982.00
15763337            8/23/2005         10/1/2005             9/1/2020          170               84,400.00            83,923.12
15763352            8/19/2005         10/1/2005             9/1/2020          170              110,600.00           110,092.01
15763378             9/7/2005         11/1/2005            10/1/2020          171               57,100.00            56,933.89
15763402            8/31/2005         11/1/2005            10/1/2020          171              124,000.00           123,540.64
15763428             9/6/2005         11/1/2005            10/1/2035          351              188,100.00           186,747.04
15763436            9/20/2005         11/1/2005            10/1/2020          171               30,000.00            29,882.19
15763469            8/26/2005         10/1/2005             9/1/2020          170              140,000.00           139,339.84
15763477            8/30/2005         11/1/2005            10/1/2020          171              118,000.00           117,590.17
15763501             9/2/2005         11/1/2005            10/1/2020          171               72,500.00            72,252.02
15763527            9/12/2005         11/1/2005            10/1/2020          171               90,400.00            89,997.51
15763584             9/9/2005         11/1/2005            10/1/2020          171              107,800.00           107,253.90
15763626             9/6/2005         11/1/2005            10/1/2020          171               70,000.00            69,749.44
15763642            9/22/2005         11/1/2005            10/1/2020          171               64,600.00            64,378.93
15763667            9/14/2005         11/1/2005            10/1/2020          171               83,000.00            82,675.87
15763683            9/13/2005         11/1/2005            10/1/2020          171              170,000.00           169,402.88
15763741           10/10/2005         12/1/2005            11/1/2020          172               90,000.00            89,741.90
15763766            9/16/2005         11/1/2005            10/1/2020          171               53,000.00            52,845.79
15763782            9/16/2005         11/1/2005            10/1/2020          171               36,800.00            36,673.26
15763790            9/23/2005         11/1/2005            10/1/2020          171              145,000.00           144,392.42
15763816            10/6/2005         12/1/2005            11/1/2020          172               42,000.00            41,872.95
15763832           10/11/2005         12/1/2005            11/1/2020          172               43,400.00            43,237.67
15763857            9/19/2005         12/1/2005            11/1/2020          172               74,750.00            74,517.65
15763873            9/22/2005         11/1/2005            10/1/2020          171               90,750.00            90,439.68
15763915            9/27/2005         11/1/2005            10/1/2020          171               57,800.00            57,602.34
15763931           10/12/2005         12/1/2005            11/1/2020          172               67,800.00            67,599.88
15763956            10/3/2005         12/1/2005            11/1/2020          172               94,400.00            94,114.35
15763972            9/30/2005         12/1/2005            11/1/2020          172              118,000.00           113,800.92
15763998           10/11/2005         12/1/2005            11/1/2020          172               46,000.00            45,853.20
15764012            10/7/2005         12/1/2005            11/1/2020          172              122,000.00           121,686.12
15764038           10/21/2005         12/1/2005            11/1/2020          172              100,000.00            99,720.89
15764053           10/18/2005         12/1/2005            11/1/2020          172               75,000.00            74,790.65
15764079           10/14/2005         12/1/2005            11/1/2035          352               48,000.00            47,869.57
15764095           10/11/2005         12/1/2005            11/1/2020          172               76,000.00            75,707.89
15764111           10/19/2005         12/1/2005            11/1/2020          172               76,100.00            75,847.84
15764178           10/17/2005         12/1/2005            11/1/2020          172              111,000.00           110,714.40
15764194           10/19/2005         12/1/2005            11/1/2020          172              122,400.00           121,891.80
15764210           10/21/2005         12/1/2005            11/1/2020          172              162,000.00           161,509.83
15764236           10/27/2005         12/1/2005            11/1/2020          172               33,000.00            32,915.07
15764251           10/21/2005         12/1/2005            11/1/2035          352              135,000.00           134,122.23
15764657           12/15/2005          2/1/2006             1/1/2036          354              233,000.00           233,000.00
15765332            1/19/2006          3/1/2006             2/1/2036          355               27,000.00            26,957.81
15816598            1/27/2006          3/1/2006             2/1/2036          355              204,000.00           203,999.08
15765548            3/14/2005          5/1/2005             4/1/2035          345              118,400.00           117,775.44
15765563            3/24/2005          5/1/2005             4/1/2035          345               61,000.00            60,623.25
15765589             7/5/2005          9/1/2005             8/1/2035          349               83,000.00            82,620.96
15765605            8/18/2005         10/1/2005             9/1/2035          350               83,600.00            83,297.51
15765621            7/26/2005          9/1/2005             8/1/2035          349               77,000.00            76,683.73
15765647            7/15/2005          9/1/2005             8/1/2035          349               90,000.00            89,500.97
15765688            7/19/2005          9/1/2005             8/1/2035          349               79,000.00            78,588.48
15765720            7/18/2005          9/1/2005             8/1/2035          349              145,000.00           144,178.61
15765746            7/22/2005          9/1/2005             8/1/2035          349               68,000.00            67,607.15
15765761             8/3/2005         10/1/2005             9/1/2035          350              194,000.00           193,259.44
15765787            7/28/2005          9/1/2005             8/1/2035          349               25,000.00            24,886.80
15765803             8/8/2005         10/1/2005             9/1/2035          350               83,800.00            83,434.81
15765829            8/12/2005         10/1/2005             9/1/2020          170              150,000.00           149,152.48
15765845            8/22/2005         10/1/2005             9/1/2035          350               80,000.00            79,638.94
15765886            8/11/2005         10/1/2005             9/1/2035          350               92,000.00            91,543.02
15765902            8/18/2005         10/1/2005             9/1/2020          170               78,000.00            77,664.21
15765928             9/6/2005         11/1/2005            10/1/2020          171               87,000.00            86,753.68
15765944            9/16/2005         11/1/2005            10/1/2035          351               43,000.00            42,852.98
15765969            8/24/2005         10/1/2005             9/1/2035          350               31,000.00            30,861.23
15765993            8/18/2005         10/1/2005             9/1/2035          350               65,500.00            65,250.02
15766017             9/2/2005         11/1/2005            10/1/2035          351               91,250.00            90,833.01
15766033             9/8/2005         11/1/2005            10/1/2035          351               51,800.00            51,597.75
15766058            8/26/2005         10/1/2005             9/1/2035          350               86,000.00            85,604.98
15766074            8/21/2005         10/1/2005             9/1/2035          350               78,980.00            78,597.75
15766116            9/12/2005         11/1/2005            10/1/2035          351               72,000.00            71,766.66
15766132             9/9/2005         11/1/2005            10/1/2035          351               60,000.00            59,838.77
15766157            8/25/2005         10/1/2005             9/1/2035          350               33,000.00            32,832.40
15766173            8/26/2005         10/1/2005             9/1/2020          170               32,400.00            32,288.90
15766199            8/26/2005         10/1/2005             9/1/2035          350               50,500.00            50,307.24
15766215             9/1/2005         11/1/2005            10/1/2035          351               41,600.00            41,445.91
15766231            9/20/2005         11/1/2005            10/1/2035          351               65,400.00            65,157.73
15766256            8/31/2005         10/1/2005             9/1/2035          350               29,000.00            28,892.05
15766314             9/6/2005         11/1/2005            10/1/2035          351               39,000.00            38,478.42
15766330            9/19/2005         11/1/2005            10/1/2020          171               24,100.00            24,021.01
15766355            9/27/2005         11/1/2005            10/1/2035          351               82,000.00            81,719.59
15766363            8/31/2005         11/1/2005            10/1/2035          351               56,250.00            56,030.84
15766397            9/12/2005         11/1/2005            10/1/2020          171              101,000.00           100,595.83
15766413            9/19/2005         11/1/2005            10/1/2035          351               80,000.00            79,726.45
15766439            9/26/2005         11/1/2005            10/1/2035          351               36,000.00            35,876.90
15766454             9/2/2005         11/1/2005            10/1/2020          171               91,000.00            90,594.84
15766462            9/19/2005         11/1/2005            10/1/2020          171               46,400.00            46,203.94
15766488            9/21/2005         11/1/2005            10/1/2020          171               51,400.00            51,199.21
15766504            9/12/2005         11/1/2005            10/1/2035          351               97,000.00            96,655.19
15766538            9/15/2005         11/1/2005            10/1/2035          351               77,000.00            76,674.59
15766553            9/20/2005         11/1/2005            10/1/2035          351               70,200.00            69,972.49
15766595            9/15/2005         11/1/2005            10/1/2035          351               68,000.00            67,689.27
15766611            9/15/2005         11/1/2005            10/1/2035          351              112,000.00           111,562.61
15766637            9/27/2005         11/1/2005            10/1/2035          351               91,000.00            90,662.93
15766660            9/21/2005         11/1/2005            10/1/2020          171               70,000.00            69,751.49
15766942           10/12/2005         12/1/2005            11/1/2020          172               85,000.00            84,695.79
15767262            12/6/2005          2/1/2006             1/1/2036          354               49,400.00            49,296.25
15816689            12/1/2005          2/1/2006             1/1/2036          354              224,000.00           223,545.33
15767866             1/9/2006          3/1/2006             2/1/2036          355              455,000.00           453,599.30
15767940            1/26/2006          3/1/2006             2/1/2036          355              197,000.00           196,405.81
15816754            1/25/2006          3/1/2006             2/1/2036          355              167,900.00           167,900.00
15816788            1/26/2006          3/1/2006             2/1/2036          355              146,400.00           146,056.54
15769706            9/16/2005         11/1/2005            10/1/2035          351               77,600.00            76,987.00
15769763            6/24/2005          8/1/2005             7/1/2035          348              144,000.00           142,650.40
15769961             2/2/2006          4/1/2006             3/1/2036          356              206,000.00           205,495.50
15770027            7/27/2005          9/1/2005             8/1/2020          169               81,600.00            81,152.35
15770043             9/2/2005         11/1/2005            10/1/2020          171              200,000.00           199,164.41
15770068            9/26/2005         11/1/2005            10/1/2020          171               36,950.00            36,842.52
15770100             9/9/2005         11/1/2005            10/1/2020          171               41,000.00            40,880.78
15770126            9/20/2005         11/1/2005            10/1/2020          171              112,800.00           112,382.10
15816812            12/1/2005          2/1/2006             1/1/2036          354              200,000.00           200,000.00
15816838             1/6/2006          3/1/2006             2/1/2036          355              176,250.00           175,786.01
15665185             2/4/2005          4/1/2005             3/1/2035          344              104,000.00           102,095.62
15665227             9/9/2005         11/1/2005            10/1/2020          171              230,000.00           228,709.79
15665250            5/26/2005          7/1/2005             6/1/2035          347              157,700.00           156,498.16
15666845            7/29/2005          9/1/2005             8/1/2035          349              277,600.00           274,695.33
15666852            1/20/2006          3/1/2006             2/1/2036          355              120,000.00           119,570.99
15666886            5/19/2005          7/1/2005             6/1/2035          347              110,200.00           109,174.27
15665292            9/29/2005         11/1/2005            10/1/2020          171               41,200.00            40,991.22
15665318            9/19/2005         11/1/2005            10/1/2020          171               62,000.00            61,624.51
15665359            8/25/2005         10/1/2005             9/1/2035          350              137,000.00           136,098.82
15665367            9/29/2005         11/1/2005            10/1/2020          171               27,000.00            26,931.42
15819204             2/2/2006          4/1/2006             3/1/2036          356              588,000.00           587,133.29
15819220            2/17/2006          4/1/2006             3/1/2036          356              255,000.00           255,000.00
15819238            2/24/2006          4/1/2006             3/1/2036          356              320,000.00           319,534.92
15819246            2/22/2006          4/1/2006             3/1/2036          356              115,000.00           114,756.24
15819253             3/7/2006          5/1/2006             4/1/2036          357              251,250.00           251,250.00
15819261             3/9/2006          5/1/2006             4/1/2036          357              363,750.00           363,136.87
15819279             3/6/2006          5/1/2006             4/1/2036          357              389,000.00           388,551.56
15819287            3/10/2006          5/1/2006             4/1/2036          357              240,000.00           239,791.77
15819295            3/16/2006          5/1/2006             4/1/2036          357              196,000.00           196,000.00
15819303             3/3/2006          5/1/2006             4/1/2036          357              454,400.00           454,400.00
15819329             3/6/2006          5/1/2006             4/1/2036          357              251,250.00           250,813.19
15819337            3/16/2006          5/1/2006             4/1/2036          357              180,000.00           179,888.52
15819345            3/13/2006          5/1/2006             4/1/2036          357              232,000.00           231,616.17
15819352            3/21/2006          5/1/2006             4/1/2036          357              165,750.00           165,508.59
15819360            3/14/2006          5/1/2006             4/1/2036          357              360,000.00           359,999.50
15826910            3/27/2006          5/1/2006             4/1/2036          357              140,000.00           139,864.19
15826936            2/17/2006          4/1/2006             3/1/2036          356              101,250.00           101,111.31
15826969            3/27/2006          5/1/2006             4/1/2036          357              105,000.00           104,918.51
15826977            4/10/2006          6/1/2006             5/1/2036          358              213,500.00           213,362.58
15827066             4/5/2006          6/1/2006             5/1/2036          358              203,000.00           202,869.34
15827082            3/22/2006          5/1/2006             4/1/2036          357               84,700.00            84,613.40
15827116            3/24/2006          5/1/2006             4/1/2036          357              157,500.00           157,347.20
15827124            3/11/2006          5/1/2006             4/1/2036          357              129,500.00           129,374.38
15827132             2/6/2006          4/1/2006             3/1/2036          356               98,000.00            97,872.63
15827157             1/5/2006          3/1/2006             2/1/2036          355              119,000.00           118,783.44
15827165            3/31/2006          6/1/2006             5/1/2036          358              116,200.00           116,121.17
15827181             4/4/2006          6/1/2006             5/1/2036          358               93,000.00            92,933.27
15827207             2/9/2006          4/1/2006             3/1/2036          356              114,800.00           114,650.78
15827215            2/23/2006          4/1/2006             3/1/2036          356              172,000.00           171,775.97
15827223            3/27/2006          5/1/2006             4/1/2036          357              192,500.00           192,313.27
15827231            3/24/2006          5/1/2006             4/1/2036          357              154,700.00           154,549.85
15077852            9/10/2003         11/1/2003            10/1/2033          327               59,500.00            57,818.95
15120538            9/18/2003         11/1/2003            10/1/2033          327               54,400.00            53,671.47
15666654            2/16/2006          4/1/2006             3/1/2036          356              332,000.00           331,530.85
15778970            3/28/2006          5/1/2006             4/1/2036          357              188,000.00           188,000.00
15779788            3/15/2006          5/1/2006             4/1/2036          357              146,800.00           146,800.00
15779911            3/28/2006          5/1/2006             4/1/2036          357              631,350.00           630,004.54
15851389            2/24/2006          4/1/2006             3/1/2036          356              108,900.00           108,703.85
15851397            4/18/2006          6/1/2006             5/1/2021          178              111,600.00           111,512.82
15851413            3/29/2006          4/1/2006             3/1/2036          356              225,000.00           224,608.53
15851439            3/20/2006          5/1/2006             4/1/2036          357              840,000.00           838,245.54
15851454            4/14/2006          6/1/2006             5/1/2036          358              191,200.00           191,094.78
15851470            3/22/2006          5/1/2006             4/1/2036          357              179,900.00           179,899.87
15851496             4/7/2006          6/1/2006             5/1/2036          358              207,000.00           206,918.83
15851512            3/24/2006          5/1/2006             4/1/2036          357               65,000.00            64,881.62
15851561             4/4/2006          6/1/2006             5/1/2036          358              164,000.00           163,725.01
15851587            3/24/2006          5/1/2006             4/1/2036          357              151,200.00           150,877.77
15851595            4/13/2006          6/1/2006             5/1/2036          358              101,000.00           100,875.29
15851603            4/24/2006          6/1/2006             5/1/2036          358               60,000.00            59,938.84
15851629            3/29/2006          5/1/2006             4/1/2036          357              271,600.00           270,963.69
15851637            3/31/2006          5/1/2006             4/1/2036          357              184,000.00           183,634.60
15851645            3/27/2006          5/1/2006             4/1/2036          357              200,000.00           199,746.55
15851678            3/30/2006          5/1/2006             4/1/2036          357              170,000.00           169,695.16
15851686             4/7/2006          6/1/2006             5/1/2036          358              256,000.00           255,558.07
15851728            3/28/2006          5/1/2006             4/1/2036          357              288,000.00           288,000.00
15851736            4/11/2006          6/1/2006             5/1/2036          358               99,000.00            98,883.30
15851744            3/29/2006          5/1/2006             4/1/2036          357              480,000.00           479,165.47
15851777            4/10/2006          6/1/2006             5/1/2036          358              699,950.00           699,081.31
15851785            4/11/2006          6/1/2006             5/1/2036          358               70,000.00            69,895.78
15851801             4/5/2006          6/1/2006             5/1/2036          358              396,000.00           396,000.00
15851819             4/6/2006          6/1/2006             5/1/2036          358              400,000.00           399,625.24
15851827            4/17/2006          6/1/2006             5/1/2036          358              174,000.00           173,906.98
15851835            4/12/2006          6/1/2006             5/1/2036          358              190,400.00           190,283.52
15851843            4/12/2006          6/1/2006             5/1/2021          178               47,600.00            47,558.17
15851850             4/6/2006          6/1/2006             5/1/2036          358              123,900.00           123,656.19
15851876            3/31/2006          5/1/2006             4/1/2036          357              124,000.00           123,710.91
15851892            4/12/2006          6/1/2006             5/1/2036          358              158,400.00           158,336.00
15851918            4/20/2006          6/1/2006             5/1/2036          358              418,500.00           418,500.00
15851926             4/5/2006          6/1/2006             5/1/2036          358              184,500.00           184,500.00
15851942             4/7/2006          6/1/2006             5/1/2036          358               75,000.00            74,903.95
15851967            4/12/2006          6/1/2006             5/1/2036          358              392,000.00           391,433.60
15851975             4/5/2006          6/1/2006             5/1/2036          358              456,000.00           455,181.29
15851983             4/1/2006          6/1/2006             5/1/2036          358               57,000.00            56,904.43
15851991            4/13/2006          6/1/2006             5/1/2036          358               85,050.00            83,905.66
15852007             4/6/2006          6/1/2006             5/1/2036          358              189,600.00           189,474.21
15852023            4/12/2006          6/1/2006             5/1/2036          358              122,750.00           122,686.27
15852031             5/1/2006          6/1/2006             5/1/2036          358              165,600.00           165,600.00
15852056             4/5/2006          6/1/2006             5/1/2036          358              122,500.00           122,358.53
15852072             4/5/2006          6/1/2006             5/1/2036          358              206,250.00           206,049.49
15852080             4/7/2006          6/1/2006             5/1/2036          358               71,700.00            71,616.33
15852106            4/20/2006          6/1/2006             5/1/2036          358              221,250.00           221,006.87
15852114            4/13/2006          6/1/2006             5/1/2036          358              186,400.00           186,308.72
15852122             4/5/2006          6/1/2006             5/1/2036          358              218,700.00           218,605.95
15852130            4/24/2006          6/1/2006             5/1/2036          358              126,000.00           125,611.15
15852148            4/18/2006          6/1/2006             5/1/2036          358              188,000.00           187,806.35
15852155             4/7/2006          6/1/2006             5/1/2036          358              188,000.00           187,819.52
15852163             4/7/2006          6/1/2006             5/1/2036          358               80,000.00            79,926.36
15852189            4/19/2006          6/1/2006             5/1/2036          358              212,000.00           211,747.48
15852197             4/1/2006          6/1/2006             5/1/2036          358              400,000.00           399,704.71
15852221            4/18/2006          6/1/2006             5/1/2036          358               90,800.00            90,684.32
15852239             4/7/2006          6/1/2006             5/1/2036          358              352,750.00           352,440.73
15852247            4/11/2006          6/1/2006             5/1/2021          178               68,000.00            67,936.97
15852254            4/25/2006          6/1/2006             5/1/2036          358              108,500.00           108,375.60
15852262            4/12/2006          6/1/2006             5/1/2036          358              220,000.00           219,771.00
15852270            4/21/2006          6/1/2006             5/1/2036          358              201,600.00           201,600.00
15852288             4/4/2006          6/1/2006             5/1/2036          358              212,500.00           212,411.54
15852296            4/20/2006          6/1/2006             5/1/2036          358              110,900.00           110,784.56
15852304            4/24/2006          6/1/2006             5/1/2036          358              620,000.00           619,050.77
15852312            4/24/2006          6/1/2006             5/1/2036          358              260,000.00           259,616.72
15852320            4/28/2006          6/1/2006             5/1/2036          358              111,900.00           111,704.50
15852346            4/17/2006          6/1/2006             5/1/2036          358              472,000.00           472,000.00
15852353            4/17/2006          6/1/2006             5/1/2036          358              399,100.00           399,100.00
15852361            4/20/2006          6/1/2006             5/1/2036          358               96,000.00            95,951.59
15852379            4/24/2006          6/1/2006             5/1/2036          358              268,000.00           267,888.44
15852403            4/12/2006          6/1/2006             5/1/2036          358              180,000.00           180,000.00
15852411            4/19/2006          6/1/2006             5/1/2036          358              139,700.00           139,497.97
15852437             4/6/2006          6/1/2006             5/1/2036          358              621,250.00           621,250.00
15852445            4/28/2006          6/1/2006             5/1/2036          358              395,200.00           395,022.83
15852452            4/26/2006          6/1/2006             5/1/2036          358              130,000.00           129,857.83
15852460            4/24/2006          6/1/2006             5/1/2036          358              168,000.00           167,742.27
15852478            4/20/2006          6/1/2006             5/1/2036          358              200,000.00           199,722.42
15852486            4/13/2006          6/1/2006             5/1/2036          358              132,000.00           131,856.76
15852502            4/24/2006          6/1/2006             5/1/2036          358              368,950.00           368,701.70
15852510            4/24/2006          6/1/2006             5/1/2021          178               92,250.00            92,190.09
15852528            4/17/2006          6/1/2006             5/1/2036          358              431,200.00           431,200.00
15852536            4/24/2006          6/1/2006             5/1/2036          358              148,000.00           147,810.61
15852544            4/14/2006          6/1/2006             5/1/2026          238              164,000.00           163,304.33
15852577            4/19/2006          6/1/2006             5/1/2036          358              127,000.00           126,816.42
15852593            4/18/2006          6/1/2006             5/1/2036          358              332,000.00           332,000.00
15852619            4/17/2006          6/1/2006             5/1/2036          358              387,950.00           387,950.00
15852635            4/18/2006          6/1/2006             5/1/2036          358              141,400.00           141,282.20
15852643            4/17/2006          6/1/2006             5/1/2036          358              212,000.00           211,748.16
15852650            4/21/2006          6/1/2006             5/1/2036          358              173,600.00           173,411.62
15852668            4/21/2006          6/1/2006             5/1/2036          358              157,200.00           156,951.54
15852676            4/27/2006          6/1/2006             5/1/2036          358              196,000.00           196,000.00
15852684            4/24/2006          6/1/2006             5/1/2036          358              579,000.00           578,836.27
15852726            4/21/2006          6/1/2006             5/1/2036          358              630,000.00           629,410.00
15852734            4/28/2006          6/1/2006             5/1/2036          358               86,400.00            86,271.10
15852759            4/21/2006          6/1/2006             5/1/2036          358              288,000.00           287,824.63
15852767            4/28/2006          6/1/2006             5/1/2036          358              250,000.00           249,649.50
15852775            4/28/2006          6/1/2006             5/1/2036          358               88,500.00            88,389.04
15852783            4/25/2006          6/1/2006             5/1/2036          358              156,400.00           156,182.93
15852809            4/24/2006          6/1/2006             5/1/2036          358              468,000.00           467,632.21
15852817            4/24/2006          6/1/2006             5/1/2021          178               87,750.00            87,669.51
15852833            4/21/2006          6/1/2006             5/1/2036          358              431,200.00           430,875.07
15852841            4/21/2006          6/1/2006             5/1/2021          178              107,800.00           107,737.71
15852866             5/1/2006          6/1/2006             5/1/2036          358              324,000.00           324,000.00
15852874            4/24/2006          6/1/2006             5/1/2036          358              250,000.00           249,501.00
15852882            4/21/2006          6/1/2006             5/1/2036          358              208,000.00           207,915.02
15852890            4/21/2006          6/1/2006             5/1/2021          178               52,000.00            51,952.31
15852908            4/26/2006          6/1/2006             5/1/2036          358              279,900.00           279,511.54
15852916            4/28/2006          6/1/2006             5/1/2036          358              211,590.00           211,489.38
15852924            4/26/2006          6/1/2006             5/1/2036          358              265,000.00           264,852.02
15852940            4/27/2006          6/1/2006             5/1/2036          358              212,000.00           211,707.24
15852957            4/28/2006          6/1/2006             5/1/2036          358              128,300.00           128,156.37
15852965            4/27/2006          6/1/2006             5/1/2021          178               24,000.00            23,986.79
15773955             3/3/2006          5/1/2006             4/1/2046          477              185,500.00           185,367.19
15774201            3/17/2006          5/1/2006             4/1/2036          357              148,000.00           147,911.28
15774227            3/17/2006          5/1/2006             4/1/2036          357              142,000.00           141,665.08
15777329            3/29/2006          5/1/2006             4/1/2036          357               75,000.00            74,566.82
15777394            3/28/2006          5/1/2006             4/1/2021          177               33,887.00            33,863.98
15777527            3/20/2006          5/1/2006             4/1/2046          477              495,000.00           494,571.78
15777964             3/6/2006          5/1/2006             4/1/2036          357              341,600.00           340,885.09
15660269            1/13/2006          3/1/2006             2/1/2036          355               67,000.00            66,868.08
15660392            1/19/2006          3/1/2006             2/1/2036          355              185,250.00           184,976.30
15660723           12/24/2005          3/1/2006             2/1/2036          355              225,000.00           224,685.00
15661408            1/23/2006          3/1/2006             2/1/2036          355              143,200.00           143,039.14
15772668             2/1/2006          4/1/2006             3/1/2036          356              100,000.00           100,000.00
15772718            2/10/2006          4/1/2006             3/1/2036          356              248,500.00           248,500.00
15772726             2/8/2006          4/1/2006             3/1/2036          356              150,500.00           150,500.00
15772734             2/9/2006          4/1/2006             3/1/2036          356              140,000.00           140,000.00
15773658             1/9/2006          3/1/2006             2/1/2036          355              269,500.00           269,500.00
15773666             2/1/2006          4/1/2006             3/1/2036          356              326,000.00           326,000.00
15659865           12/13/2005          2/1/2006             1/1/2036          354              161,000.00           160,554.33
15772817           12/20/2005          2/1/2006             1/1/2036          354              115,000.00           114,751.30
15772825           12/16/2005          2/1/2006             1/1/2036          354              351,000.00           350,610.70
15772833           12/23/2005          2/1/2006             1/1/2036          354              324,000.00           323,564.19
15772841             1/3/2006          3/1/2006             2/1/2036          355              249,600.00           249,210.79
15384431           12/16/2004          2/1/2005             1/1/2035          342              114,000.00           112,146.04
15435308            7/21/2005          9/1/2005             8/1/2035          349               53,600.00            53,148.49
15573736            8/20/2005         10/1/2005             9/1/2035          350              196,000.00           194,603.66
15614605           11/29/2005          1/1/2006            12/1/2035          353              540,000.00           538,892.09
15908403            1/30/2006          4/1/2006             3/1/2036          356              115,000.00           114,772.20
15908429            1/16/2006          3/1/2006             2/1/2036          355              314,068.00           314,068.00
15908437            1/25/2006          3/1/2006             2/1/2036          355              197,500.00           196,692.48
15908486           12/23/2005          2/1/2006             1/1/2036          354               80,000.00            79,638.11
15908569           12/14/2005          2/1/2006             1/1/2036          354              135,000.00           134,367.88
15908585            12/9/2005          2/1/2006             1/1/2036          354              152,000.00           151,693.63
15908601            12/6/2005          2/1/2006             1/1/2036          354              340,000.00           339,319.25
15908635             1/5/2006          3/1/2006             2/1/2036          355              496,800.00           496,277.03
15908668           11/30/2005          2/1/2006             1/1/2036          354               75,100.00            74,679.52
15908726            2/28/2006          4/1/2006             3/1/2036          356              258,400.00           258,400.00
15908734            12/7/2005          2/1/2006             1/1/2036          354              160,100.00           159,400.60
15908767             3/9/2006          5/1/2006             4/1/2036          357              143,000.00           142,857.21
15908775            3/14/2006          5/1/2006             4/1/2036          357              270,000.00           269,600.54
15908817            3/21/2006          5/1/2006             4/1/2036          357              122,000.00           122,000.00
15908825           11/29/2005          2/1/2006             1/1/2036          354              458,000.00           457,197.25
15908858            12/6/2005          2/1/2006             1/1/2036          354              280,000.00           279,375.02
15908882            12/2/2005          2/1/2006             1/1/2036          354              297,500.00           296,808.03
15908890            3/21/2006          5/1/2006             4/1/2036          357              150,000.00           149,797.33
15908940             1/7/2006          5/1/2006             4/1/2036          357              170,000.00           169,868.07
15908957            12/6/2005          2/1/2006             1/1/2036          354              344,500.00           343,815.38
15908999             1/6/2006          3/1/2006             2/1/2036          355              455,000.00           454,499.30
15923998           12/13/2005          2/1/2006             1/1/2036          354              118,300.00           118,086.43
15909047           12/14/2005          2/1/2006             1/1/2036          354              472,000.00           470,874.29
15909062           12/16/2005          2/1/2006             1/1/2036          354              132,000.00           131,697.45
15909096           12/21/2005          2/1/2006             1/1/2036          354              393,000.00           392,322.95
15909112            1/27/2006          3/1/2006             2/1/2036          355              115,500.00           115,380.18
15909120           12/15/2005          2/1/2006             1/1/2036          354              110,000.00           109,744.12
15909138            2/28/2006          4/1/2006             3/1/2036          356               95,000.00            94,723.37
15909146           12/13/2005          2/1/2006             1/1/2036          354              125,600.00           125,300.41
15909161           12/22/2005          2/1/2006             1/1/2036          354              260,000.00           259,196.03
15909179            2/23/2006          4/1/2006             3/1/2036          356              230,000.00           229,366.99
15909203           12/28/2005          2/1/2006             1/1/2036          354               77,600.00            77,418.39
15909211           12/15/2005          2/1/2006             1/1/2036          354              300,000.00           298,864.71
15909245           12/28/2005          2/1/2006             1/1/2036          354              318,750.00           317,418.68
15909294           12/23/2005          2/1/2006             1/1/2036          354              140,000.00           139,792.85
15909336            3/10/2006          5/1/2006             4/1/2036          357              169,650.00           169,416.48
15909351            2/22/2006          4/1/2006             3/1/2036          356               90,000.00            89,884.83
15909377            1/23/2006          3/1/2006             2/1/2036          355               80,000.00            79,819.12
15909468             2/3/2006          4/1/2006             3/1/2036          356              228,750.00           228,418.47
15909518            1/26/2006          3/1/2006             2/1/2036          355               90,000.00            89,932.91
15909609            1/11/2006          3/1/2006             2/1/2036          355              225,950.00           225,706.82
15909625            1/30/2006          3/1/2006             2/1/2036          355              450,000.00           448,130.39
15909674            2/20/2006          4/1/2006             3/1/2036          356              306,000.00           305,655.94
15909724             2/3/2006          4/1/2006             3/1/2036          356              395,250.00           394,955.02
15909757            2/14/2006          4/1/2006             3/1/2036          356              201,700.00           201,549.79
15909765            3/21/2006          5/1/2006             4/1/2036          357              360,000.00           359,181.32
15909823            1/28/2006          4/1/2006             3/1/2036          356              380,250.00           380,050.23
15909856            2/10/2006          4/1/2006             3/1/2036          356              129,200.00           129,058.12
15909880            1/25/2006          3/1/2006             2/1/2036          355              148,300.00           147,249.43
15909898            1/25/2006          3/1/2006             2/1/2036          355              103,902.00           103,643.69
15909922            2/10/2006          4/1/2006             3/1/2036          356              377,812.00           377,812.00
15909948            1/26/2006          3/1/2006             2/1/2036          355              159,000.00           158,881.64
15910011            3/24/2006          5/1/2006             4/1/2036          357              235,800.00           235,676.49
15910045            1/25/2006          3/1/2006             2/1/2036          355              220,000.00           219,806.41
15910052            1/31/2006          3/1/2006             2/1/2036          355              130,500.00           130,060.74
15910060            1/26/2006          3/1/2006             2/1/2036          355               56,986.00            56,734.47
15910078            2/10/2006          4/1/2006             3/1/2036          356              202,500.00           202,376.04
15910086            3/31/2006          5/1/2006             4/1/2036          357              270,750.00           270,308.62
15910094            2/16/2006          4/1/2006             3/1/2036          356              220,000.00           219,637.39
15910102            1/20/2006          3/1/2006             2/1/2036          355              145,000.00           144,704.56
15910110            1/30/2006          3/1/2006             2/1/2036          355              202,572.00           202,285.30
15910136             3/7/2006          5/1/2006             4/1/2036          357              390,168.00           390,167.98
15910144            2/13/2006          4/1/2006             3/1/2036          356              278,067.31           277,778.62
15910151            1/26/2006          3/1/2006             2/1/2036          355              250,000.00           249,610.17
15910169             2/2/2006          4/1/2006             3/1/2036          356              292,435.00           292,150.69
15910177            1/25/2006          3/1/2006             2/1/2036          355              270,000.00           269,308.22
15910201            1/26/2006          4/1/2006             3/1/2036          356              350,000.00           349,468.07
15910219            1/24/2006          3/1/2006             2/1/2036          355              468,000.00           467,126.48
15910235            1/30/2006          4/1/2006             3/1/2036          356              170,000.00           169,828.80
15910284            3/14/2006          5/1/2006             4/1/2036          357               70,000.00            69,830.21
15910367            3/17/2006          5/1/2006             4/1/2036          357              186,000.00           185,839.09
15910383             3/8/2006          5/1/2006             4/1/2036          357              287,200.00           286,936.06
15910409             2/4/2006          4/1/2006             3/1/2036          356              454,750.00           454,452.05
15910425            1/24/2006          3/1/2006             2/1/2036          355              324,000.00           324,000.00
15910466            3/28/2006          5/1/2006             4/1/2036          357               89,600.00            89,533.88
15910490            1/27/2006          4/1/2006             3/1/2036          356              465,000.00           464,751.97
15910524             2/3/2006          4/1/2006             3/1/2036          356              148,500.00           148,165.00
15910540            3/15/2006          5/1/2006             4/1/2036          357              207,432.00           207,123.48
15910557            1/27/2006          4/1/2006             3/1/2036          356              217,000.00           216,935.02
15910565            2/17/2006          4/1/2006             3/1/2036          356              305,000.00           304,578.05
15910573             2/7/2006          4/1/2006             3/1/2036          356              189,000.00           188,886.08
15910581            1/31/2006          4/1/2006             3/1/2036          356              409,000.00           407,972.42
15910599            3/15/2006          5/1/2006             4/1/2036          357              161,250.00           161,089.01
15910631            1/27/2006          4/1/2006             3/1/2036          356              369,000.00           368,471.18
15910649            3/16/2006          5/1/2006             4/1/2036          357              198,000.00           197,858.22
15910680             2/9/2006          4/1/2006             3/1/2036          356              150,000.00           149,706.01
15910706             3/7/2006          5/1/2006             4/1/2036          357              422,100.00           421,806.57
15910763             2/2/2006          4/1/2006             3/1/2036          356               50,000.00            49,900.98
15910771            2/15/2006          4/1/2006             3/1/2036          356               90,000.00            89,895.09
15910797            3/24/2006          5/1/2006             4/1/2036          357              217,500.00           217,022.33
15910821            2/16/2006          4/1/2006             3/1/2036          356              111,000.00           111,000.00
15910839            2/23/2006          4/1/2006             3/1/2036          356              157,250.00           157,110.05
15910847             2/2/2006          4/1/2006             3/1/2036          356              295,000.00           294,717.36
15910888             2/8/2006          4/1/2006             3/1/2036          356              100,000.00            99,817.99
15910896             3/1/2006          5/1/2006             4/1/2036          357              200,000.00           199,808.97
15910912            3/25/2006          5/1/2006             4/1/2036          357              175,500.00           175,133.42
15910920             2/7/2006          4/1/2006             3/1/2036          356               68,000.00            67,815.28
15910938            2/10/2006          4/1/2006             3/1/2036          356              161,500.00           161,178.45
15910946            3/14/2006          5/1/2006             4/1/2036          357              117,000.00           116,902.39
15910979            3/17/2006          5/1/2006             4/1/2036          357              221,250.00           221,134.11
15910995            3/27/2006          5/1/2006             4/1/2036          357              208,000.00           207,643.90
15911019            2/11/2006          4/1/2006             3/1/2036          356              222,700.00           222,423.09
15911035             3/3/2006          5/1/2006             4/1/2036          357              188,700.00           188,595.03
15911043            2/10/2006          4/1/2006             3/1/2036          356              575,400.00           574,482.41
15911050             2/7/2006          4/1/2006             3/1/2036          356               51,000.00            50,904.14
15911068            3/23/2006          5/1/2006             4/1/2036          357              216,750.00           216,249.68
15911076            3/21/2006          5/1/2006             4/1/2036          357               50,000.00            49,880.86
15911084            3/22/2006          5/1/2006             4/1/2036          357              225,000.00           224,838.90
15911100             3/6/2006          5/1/2006             4/1/2036          357              303,000.00           302,439.71
15911126            3/16/2006          5/1/2006             4/1/2036          357              120,000.00           119,851.76
15911142            2/14/2006          4/1/2006             3/1/2036          356               84,000.00            84,000.00
15911159            2/10/2006          4/1/2006             3/1/2036          356              250,250.00           249,872.62
15911167            3/17/2006          5/1/2006             4/1/2036          357              162,675.00           162,436.80
15911183            2/10/2006          4/1/2006             3/1/2036          356              225,000.00           224,259.41
15911233            2/24/2006          4/1/2006             3/1/2036          356              108,500.00           108,321.47
15911241            3/16/2006          5/1/2006             4/1/2036          357              122,250.00           122,098.95
15911274            2/15/2006          4/1/2006             3/1/2036          356              270,000.00           270,000.00
15911282            2/14/2006          4/1/2006             3/1/2036          356              323,000.00           322,615.25
15911324            2/10/2006          4/1/2006             3/1/2036          356              260,000.00           259,685.82
15911373            3/15/2006          5/1/2006             4/1/2036          357              200,000.00           199,856.80
15911381            3/21/2006          5/1/2006             4/1/2036          357              108,000.00           107,732.31
15911399             2/7/2006          4/1/2006             3/1/2036          356              168,000.00           167,825.59
15911423             2/9/2006          4/1/2006             3/1/2036          356              364,000.00           363,013.22
15911449            2/25/2006          4/1/2006             3/1/2036          356               92,880.00            92,853.40
15911456            3/20/2006          5/1/2006             4/1/2036          357              225,000.00           224,702.07
15911472            2/22/2006          4/1/2006             3/1/2036          356              148,750.00           148,402.08
15911480            2/23/2006          4/1/2006             3/1/2036          356              345,000.00           344,765.27
15911498            3/11/2006          5/1/2006             4/1/2036          357              263,000.00           262,729.60
15911514            2/10/2006          4/1/2006             3/1/2036          356              130,000.00           129,571.23
15911530            2/16/2006          4/1/2006             3/1/2036          356              105,300.00           105,081.38
15911555            2/10/2006          4/1/2006             3/1/2036          356              260,000.00           259,640.29
15911563            2/16/2006          4/1/2006             3/1/2036          356              320,000.00           319,702.30
15911571            3/13/2006          5/1/2006             4/1/2036          357              357,500.00           356,658.26
15911589            3/10/2006          5/1/2006             4/1/2036          357               91,200.00            90,935.24
15911597            3/29/2006          6/1/2006             5/1/2036          358              372,000.00           372,000.00
15911605            3/27/2006          5/1/2006             4/1/2036          357              155,934.00           155,652.93
15911647            2/21/2006          4/1/2006             3/1/2036          356               72,000.00            72,000.00
15911662            2/16/2006          4/1/2006             3/1/2036          356              212,550.00           212,399.81
15911688            3/17/2006          5/1/2006             4/1/2021          177              122,500.00           121,351.23
15911704            2/16/2006          4/1/2006             3/1/2036          356              650,000.00           649,395.31
15911720            2/10/2006          4/1/2006             3/1/2036          356              285,000.00           284,585.72
15911738            3/24/2006          5/1/2006             4/1/2036          357              188,000.00           187,856.22
15911753            2/14/2006          4/1/2006             3/1/2036          356              300,000.00           299,650.29
15911779            3/24/2006          5/1/2006             4/1/2036          357              210,000.00           209,666.70
15911811            2/13/2006          4/1/2006             3/1/2036          356              391,000.00           390,427.71
15911829            3/24/2006          5/1/2006             4/1/2036          357               90,000.00            89,925.99
15911886            2/25/2006          4/1/2006             3/1/2036          356              170,000.00           169,724.26
15911894            2/23/2006          4/1/2006             3/1/2036          356              343,000.00           342,423.40
15911902            2/14/2006          4/1/2006             3/1/2036          356              250,000.00           249,496.97
15911910            3/24/2006          5/1/2006             4/1/2036          357              132,000.00           131,714.30
15911936            2/23/2006          4/1/2006             3/1/2036          356              153,000.00           152,663.85
15911944            3/21/2006          5/1/2006             4/1/2036          357              142,900.00           142,563.86
15911951            3/22/2006          5/1/2006             4/1/2036          357              330,000.00           329,772.28
15912009            3/31/2006          5/1/2006             4/1/2036          357              365,500.00           365,253.38
15912017             3/4/2006          5/1/2006             4/1/2036          357              468,000.00           467,460.47
15912025            2/13/2006          4/1/2006             3/1/2036          356              197,000.00           196,994.63
15912058            2/13/2006          4/1/2006             3/1/2036          356              170,300.00           170,074.17
15912066             3/3/2006          5/1/2006             4/1/2036          357              255,000.00           254,800.70
15912074            2/23/2006          4/1/2006             3/1/2036          356              170,000.00           169,534.48
15912132            2/23/2006          4/1/2006             3/1/2036          356              294,000.00           294,000.00
15912140            2/15/2006          4/1/2006             3/1/2036          356              256,000.00           255,658.13
15912157            2/23/2006          4/1/2006             3/1/2036          356              300,000.00           299,470.19
15912165             3/7/2006          5/1/2006             4/1/2036          357              106,000.00           105,706.75
15912173             3/8/2006          5/1/2006             4/1/2036          357              170,960.00           170,756.57
15912199            3/27/2006          5/1/2006             4/1/2036          357               85,000.00            84,924.84
15912231             3/7/2006          5/1/2006             4/1/2036          357              133,000.00           132,716.56
15912249            2/22/2006          4/1/2006             3/1/2036          356              185,000.00           184,615.92
15912355             3/7/2006          5/1/2006             4/1/2036          357              181,000.00           180,699.63
15912363            2/15/2006          4/1/2006             3/1/2036          356               84,500.00            84,500.00
15912371             3/7/2006          5/1/2006             4/1/2036          357              153,000.00           152,916.16
15912397            2/24/2006          4/1/2006             3/1/2036          356              628,000.00           628,000.00
15912405            3/13/2006          5/1/2006             4/1/2036          357              120,000.00           119,855.67
15912413            2/16/2006          4/1/2006             3/1/2036          356              296,000.00           296,000.00
15912421            2/23/2006          5/1/2006             4/1/2036          357              368,000.00           368,000.00
15912454            2/22/2006          4/1/2006             3/1/2036          356               78,800.00            78,799.96
15912462            2/17/2006          4/1/2006             3/1/2036          356               68,000.00            67,999.97
15912488            3/27/2006          5/1/2006             4/1/2036          357              340,000.00           339,824.58
15912512            2/21/2006          4/1/2006             3/1/2036          356              328,000.00           327,830.80
15912546            3/28/2006          6/1/2006             5/1/2036          358              228,000.00           227,873.59
15912553             3/3/2006          5/1/2006             4/1/2036          357              367,000.00           366,436.81
15912587            2/17/2006          4/1/2006             3/1/2036          356              450,000.00           450,000.00
15912595            3/20/2006          5/1/2006             4/1/2036          357              160,050.00           159,906.44
15912629            3/13/2006          5/1/2006             4/1/2036          357              467,500.00           467,033.29
15912678            2/22/2006          4/1/2006             3/1/2036          356              110,000.00           109,789.46
15912686            2/15/2006          4/1/2006             3/1/2036          356              232,000.00           231,735.32
15912728            3/22/2006          5/1/2006             4/1/2036          357              204,250.00           203,836.09
15912744             3/9/2006          5/1/2006             4/1/2036          357              127,500.00           127,334.75
15912751            3/23/2006          5/1/2006             4/1/2036          357              187,000.00           186,636.09
15912769            2/14/2006          4/1/2006             3/1/2036          356              236,000.00           235,467.63
15912801             3/3/2006          5/1/2006             4/1/2036          357              204,250.00           204,247.76
15912827            2/23/2006          4/1/2006             3/1/2036          356              283,500.00           283,500.00
15912850            2/23/2006          4/1/2006             3/1/2036          356              162,000.00           161,801.42
15912868            3/25/2006          5/1/2006             4/1/2036          357              144,000.00           143,843.49
15912876            2/23/2006          4/1/2006             3/1/2036          356              157,500.00           157,085.78
15912884            3/27/2006          5/1/2006             4/1/2036          357               80,000.00            79,943.97
15912918            3/10/2006          5/1/2006             4/1/2036          357              105,000.00           104,890.21
15912975            2/23/2006          4/1/2006             3/1/2036          356              440,000.00           439,412.47
15913015            2/28/2006          4/1/2006             3/1/2036          356              220,000.00           219,532.15
15913031            2/23/2006          4/1/2006             3/1/2036          356              315,000.00           315,000.00
15913106            3/22/2006          5/1/2006             4/1/2036          357              130,000.00           129,693.92
15913114            3/14/2006          5/1/2006             4/1/2036          357              451,920.00           451,919.07
15913130            3/23/2006          5/1/2006             4/1/2036          357              128,250.00           128,161.48
15913148            3/15/2006          5/1/2006             4/1/2036          357              189,000.00           188,870.88
15913171            2/23/2006          4/1/2006             3/1/2036          356              351,000.00           350,593.76
15913189            3/10/2006          5/1/2006             4/1/2036          357              742,500.00           741,952.61
15913197            3/16/2006          5/1/2006             4/1/2036          357              105,000.00           104,810.72
15913205            3/10/2006          5/1/2006             4/1/2036          357               98,000.00            97,887.35
15913213             3/9/2006          5/1/2006             4/1/2036          357               93,800.00            93,706.33
15913239            3/20/2006          5/1/2006             4/1/2036          357              320,000.00           319,666.61
15913247             3/8/2006          5/1/2006             4/1/2036          357              180,000.00           179,831.55
15913254            3/17/2006          5/1/2006             4/1/2036          357              264,000.00           263,819.16
15913262            3/22/2006          5/1/2006             4/1/2036          357              182,000.00           182,000.00
15913270            3/11/2006          5/1/2006             4/1/2036          357              212,900.00           212,900.00
15913288            3/27/2006          5/1/2006             4/1/2036          357              170,000.00           169,889.84
15913296             3/8/2006          5/1/2006             4/1/2036          357              184,000.00           183,881.19
15913304            3/24/2006          5/1/2006             4/1/2036          357              196,000.00           195,923.97
15913312            2/23/2006          4/1/2006             3/1/2036          356              196,000.00           195,806.66
15913320            2/21/2006          4/1/2006             3/1/2036          356              209,000.00           208,775.00
15913338             3/2/2006          5/1/2006             4/1/2036          357              261,800.00           261,572.27
15913353             3/8/2006          5/1/2006             4/1/2036          357              520,000.00           519,546.89
15913395            2/28/2006          5/1/2006             4/1/2036          357              170,000.00           169,852.49
15913403            3/10/2006          5/1/2006             4/1/2036          357              275,000.00           274,729.32
15913411            3/23/2006          5/1/2006             4/1/2036          357              340,000.00           339,267.47
15913429            2/24/2006          4/1/2006             3/1/2036          356              228,200.00           227,721.26
15913437            3/21/2006          5/1/2006             4/1/2036          357              228,000.00           227,775.57
15913445            3/24/2006          5/1/2006             4/1/2036          357              350,000.00           349,655.49
15913478            3/20/2006          5/1/2006             4/1/2036          357              266,000.00           265,815.07
15913494             3/2/2006          5/1/2006             4/1/2036          357              201,000.00           200,633.99
15913502            3/29/2006          5/1/2006             4/1/2036          357              100,000.00            99,955.67
15913544            3/19/2006          5/1/2006             4/1/2036          357              270,000.00           269,728.51
15913551             3/9/2006          5/1/2006             4/1/2036          357              198,750.00           198,492.68
15913569            2/25/2006          5/1/2006             4/1/2036          357              150,000.00           149,828.25
15913577             3/8/2006          5/1/2006             4/1/2036          357              293,500.00           292,835.86
15913593            3/17/2006          5/1/2006             4/1/2036          357              220,000.00           219,830.02
15913650            3/15/2006          5/1/2006             4/1/2036          357               99,000.00            98,840.73
15913668            2/21/2006          4/1/2006             3/1/2036          356              220,000.00           219,843.40
15913692            2/24/2006          5/1/2006             4/1/2036          357              322,000.00           321,608.56
15913700            3/31/2006          5/1/2006             4/1/2036          357              206,250.00           206,026.11
15913726            3/16/2006          5/1/2006             4/1/2036          357              260,000.00           259,304.19
15913742             3/5/2006          5/1/2006             4/1/2036          357              195,000.00           194,588.58
15913759             3/3/2006          5/1/2006             4/1/2036          357              235,000.00           234,814.98
15913775            3/21/2006          5/1/2006             4/1/2036          357              322,500.00           322,317.91
15913809             3/9/2006          5/1/2006             4/1/2036          357               80,000.00            79,821.92
15913817            3/20/2006          5/1/2006             4/1/2036          357              161,000.00           160,888.88
15913825            3/20/2006          5/1/2006             4/1/2036          357              294,000.00           293,747.51
15913833             3/2/2006          5/1/2006             4/1/2036          357              268,000.00           267,660.12
15913841            3/17/2006          5/1/2006             4/1/2036          357              562,000.00           561,513.82
15913858            3/17/2006          5/1/2006             4/1/2036          357              429,000.00           428,571.72
15913866            3/17/2006          5/1/2006             4/1/2036          357              167,400.00           167,149.98
15913882             3/8/2006          5/1/2006             4/1/2036          357              405,000.00           404,465.06
15913890            2/22/2006          5/1/2006             4/1/2036          357              229,000.00           228,801.31
15913908            3/24/2006          5/1/2006             4/1/2036          357              300,000.00           299,608.42
15913924            3/16/2006          5/1/2006             4/1/2036          357              200,000.00           199,731.77
15913932            3/16/2006          5/1/2006             4/1/2036          357              156,000.00           155,739.77
15913940            3/13/2006          5/1/2006             4/1/2036          357              142,000.00           141,883.22
15913965             3/7/2006          5/1/2006             4/1/2036          357              256,000.00           255,642.78
15913973            3/16/2006          5/1/2006             4/1/2036          357              400,000.00           399,633.46
15913981            3/16/2006          5/1/2006             4/1/2036          357              265,000.00           264,846.17
15913999             3/3/2006          5/1/2006             4/1/2036          357              176,000.00           175,693.97
15914005             3/4/2006          5/1/2006             4/1/2036          357              230,500.00           230,184.93
15914013            3/28/2006          6/1/2006             5/1/2036          358              348,500.00           348,357.06
15914047            3/10/2006          5/1/2006             4/1/2036          357              206,500.00           205,846.35
15914054            3/24/2006          5/1/2006             4/1/2036          357              255,000.00           254,875.20
15914070            3/11/2006          5/1/2006             4/1/2036          357              260,000.00           259,717.42
15914088            3/31/2006          5/1/2006             4/1/2036          357              228,000.00           227,615.69
15914096            3/10/2006          5/1/2006             4/1/2036          357              157,050.00           156,935.89
15914138            3/17/2006          5/1/2006             4/1/2036          357              367,500.00           367,262.70
15914146            3/14/2006          5/1/2006             4/1/2036          357              684,000.00           683,307.34
15914153            2/27/2006          5/1/2006             4/1/2036          357              574,750.00           574,413.62
15914187            2/23/2006          5/1/2006             4/1/2036          357              153,750.00           153,605.01
15914203            3/14/2006          5/1/2006             4/1/2036          357              340,000.00           339,665.35
15914211             3/1/2006          5/1/2006             4/1/2036          357              226,000.00           225,797.30
15914229            3/24/2006          5/1/2006             4/1/2036          357              345,000.00           344,344.82
15914237             3/8/2006          5/1/2006             4/1/2036          357              252,000.00           251,822.22
15914245            3/21/2006          5/1/2006             4/1/2036          357              392,000.00           391,119.95
15914278            3/20/2006          5/1/2006             4/1/2036          357              237,600.00           237,600.00
15914302            3/21/2006          5/1/2006             4/1/2036          357              265,000.00           264,519.91
15914328            3/24/2006          5/1/2006             4/1/2036          357               64,000.00            63,850.06
15914336            3/21/2006          5/1/2006             4/1/2036          357              107,800.00           107,530.72
15914344            3/25/2006          5/1/2006             4/1/2036          357              295,000.00           294,808.95
15914377            3/28/2006          5/1/2006             4/1/2036          357              160,000.00           159,870.29
15914385            3/15/2006          5/1/2006             4/1/2036          357              330,000.00           330,000.00
15914393            3/13/2006          5/1/2006             4/1/2026          237              201,900.00           200,839.00
15914401             3/8/2006          5/1/2006             4/1/2036          357              344,000.00           343,777.90
15914419            2/27/2006          4/1/2006             3/1/2036          356              174,550.00           174,434.78
15914427             3/9/2006          5/1/2006             4/1/2036          357              126,750.00           126,644.99
15914435            3/23/2006          5/1/2006             4/1/2036          357              145,000.00           144,850.00
15914443            3/15/2006          5/1/2006             4/1/2036          357               87,750.00            87,672.96
15914476            3/13/2006          5/1/2006             4/1/2036          357              250,000.00           249,885.73
15914492            3/20/2006          5/1/2006             4/1/2036          357              119,500.00           119,456.26
15914518            2/28/2006          5/1/2006             4/1/2036          357              205,000.00           204,838.59
15914534            3/14/2006          5/1/2006             4/1/2036          357              110,000.00           109,800.71
15914542            3/24/2006          5/1/2006             4/1/2036          357              314,500.00           314,500.00
15914559            3/10/2006          5/1/2006             4/1/2036          357              275,000.00           274,755.12
15914575            2/27/2006          5/1/2006             4/1/2036          357              277,000.00           276,605.50
15914583            3/17/2006          5/1/2006             4/1/2036          357              344,000.00           343,745.61
15914617            3/21/2006          5/1/2006             4/1/2036          357              365,000.00           364,724.92
15914633            3/14/2006          5/1/2006             4/1/2021          177               75,000.00            74,389.61
15914641            3/22/2006          5/1/2006             4/1/2036          357              379,100.00           378,771.07
15914658            3/17/2006          5/1/2006             4/1/2036          357              365,600.00           365,250.26
15914666             3/4/2006          5/1/2006             4/1/2036          357              650,750.00           650,749.98
15914674             3/9/2006          5/1/2006             4/1/2036          357              150,000.00           149,783.84
15914724            3/21/2006          5/1/2006             4/1/2036          357              250,000.00           249,732.10
15914732             3/9/2006          5/1/2006             4/1/2036          357              216,000.00           215,737.43
15914740            3/22/2006          5/1/2006             4/1/2036          357              201,130.00           201,130.00
15914765            3/17/2006          5/1/2006             4/1/2036          357              198,000.00           197,819.84
15914807            3/16/2006          5/1/2006             4/1/2036          357              296,000.00           295,738.30
15914815            3/22/2006          5/1/2006             4/1/2036          357              142,200.00           141,817.08
15914823             3/1/2006          5/1/2006             4/1/2036          357              353,000.00           352,678.81
15914831            3/28/2006          5/1/2006             4/1/2036          357              160,000.00           159,877.40
15914849            2/27/2006          5/1/2006             4/1/2036          357              292,500.00           292,045.06
15914856             3/8/2006          5/1/2006             4/1/2036          357              143,500.00           143,323.66
15914864            3/18/2006          5/1/2006             4/1/2036          357              157,000.00           156,843.24
15914898            3/13/2006          5/1/2006             4/1/2036          357              180,000.00           179,907.81
15914914            3/27/2006          5/1/2006             4/1/2036          357              150,000.00           149,915.93
15914930             3/8/2006          5/1/2006             4/1/2036          357              150,000.00           149,798.84
15914948             3/2/2006          5/1/2006             4/1/2036          357              319,000.00           318,121.72
15914955            3/24/2006          5/1/2006             4/1/2036          357              324,000.00           323,557.10
15914971             3/9/2006          5/1/2006             4/1/2036          357              229,925.00           229,358.40
15914997            3/27/2006          5/1/2006             4/1/2036          357              119,000.00           118,865.10
15915010            3/29/2006          5/1/2006             4/1/2036          357              325,600.00           325,599.98
15915028             3/9/2006          5/1/2006             4/1/2036          357              276,500.00           276,242.96
15915036            3/29/2006          6/1/2006             5/1/2036          358              342,000.00           341,832.51
15915051             3/6/2006          5/1/2006             4/1/2036          357              228,000.00           227,836.77
15915069            3/10/2006          5/1/2006             4/1/2036          357              132,000.00           132,000.00
15915077            3/28/2006          5/1/2006             4/1/2036          357              150,000.00           149,628.24
15915085            3/15/2006          5/1/2006             4/1/2036          357              230,000.00           229,608.93
15915101             3/9/2006          5/1/2006             4/1/2036          357              270,000.00           269,234.81
15915119            3/23/2006          5/1/2006             4/1/2036          357              143,100.00           142,987.32
15915127            3/27/2006          5/1/2006             4/1/2036          357              238,000.00           237,778.74
15915135             3/6/2006          5/1/2006             4/1/2036          357              245,000.00           244,758.85
15915143             3/6/2006          5/1/2006             4/1/2036          357              350,000.00           349,832.08
15915150            3/10/2006          5/1/2006             4/1/2036          357              214,000.00           214,000.00
15915176            3/11/2006          5/1/2006             4/1/2036          357              276,500.00           275,861.76
15915184            3/10/2006          5/1/2006             4/1/2036          357              816,050.00           816,049.98
15915192            3/15/2006          5/1/2006             4/1/2036          357              105,000.00           104,735.12
15915226            3/22/2006          5/1/2006             4/1/2036          357              217,500.00           217,437.45
15915291            3/20/2006          5/1/2006             4/1/2036          357              307,500.00           306,860.96
15915309            3/31/2006          5/1/2006             4/1/2036          357              170,000.00           169,804.01
15915325            3/13/2006          5/1/2006             4/1/2036          357              237,000.00           236,378.24
15915333            3/17/2006          5/1/2006             4/1/2036          357              232,000.00           231,688.05
15915374            3/15/2006          5/1/2006             4/1/2036          357              600,000.00           599,255.27
15915382            3/10/2006          5/1/2006             4/1/2036          357              270,000.00           269,671.77
15915390            3/14/2006          5/1/2006             4/1/2036          357              400,000.00           399,594.93
15915408             3/9/2006          5/1/2006             4/1/2036          357              360,000.00           359,650.67
15915432            3/17/2006          5/1/2006             4/1/2036          357               77,500.00            77,410.23
15915440             3/9/2006          5/1/2006             4/1/2036          357              440,500.00           440,500.00
15915457            3/31/2006          5/1/2006             4/1/2036          357              112,000.00           111,768.39
15915473            3/27/2006          5/1/2006             4/1/2036          357              100,000.00            99,796.31
15917347            3/10/2006          5/1/2006             4/1/2036          357              373,000.00           372,624.96
15917354            3/16/2006          5/1/2006             4/1/2036          357              285,000.00           284,715.45
15917370            3/22/2006          5/1/2006             4/1/2036          357              175,200.00           175,109.60
15917396            3/18/2006          5/1/2006             4/1/2036          357              210,400.00           210,257.98
15917412            3/27/2006          5/1/2006             4/1/2036          357              420,000.00           419,460.46
15917420            3/27/2006          5/1/2006             4/1/2036          357              120,000.00           119,725.74
15917438            3/16/2006          5/1/2006             4/1/2036          357              796,500.00           795,643.81
15917446            3/15/2006          5/1/2006             4/1/2036          357              114,796.00           114,681.40
15917453            3/10/2006          5/1/2006             4/1/2036          357              330,000.00           329,693.22
15917461            3/23/2006          5/1/2006             4/1/2036          357              111,000.00           110,733.42
15917479            3/14/2006          5/1/2006             4/1/2036          357              213,000.00           212,872.32
15917487            3/29/2006          5/1/2006             4/1/2036          357               60,000.00            59,844.52
15917495            3/27/2006          5/1/2006             4/1/2036          357              100,000.00            99,931.09
15917503            3/25/2006          5/1/2006             4/1/2036          357              150,000.00           149,632.50
15917529            3/25/2006          5/1/2006             4/1/2036          357              220,500.00           220,052.26
15917537            3/27/2006          5/1/2006             4/1/2036          357              522,500.00           521,555.13
15917552            3/21/2006          5/1/2006             4/1/2036          357              181,000.00           180,902.29
15917560            3/23/2006          5/1/2006             4/1/2036          357              160,000.00           159,899.71
15917578            3/21/2006          5/1/2006             4/1/2036          357              190,000.00           189,856.81
15917594            3/24/2006          5/1/2006             4/1/2036          357              403,750.00           403,420.33
15917602            3/16/2006          5/1/2006             4/1/2036          357              478,500.00           477,257.10
15917628            3/20/2006          5/1/2006             4/1/2036          357              143,000.00           142,752.65
15917636            3/16/2006          5/1/2006             4/1/2036          357              255,500.00           254,803.30
15917644            3/16/2006          5/1/2006             4/1/2036          357              433,000.00           432,555.27
15917669            3/27/2006          5/1/2006             4/1/2036          357              189,000.00           188,746.52
15917685            3/21/2006          5/1/2006             4/1/2036          357              166,250.00           166,186.75
15917693            3/10/2006          5/1/2006             4/1/2036          357              187,500.00           187,434.00
15917701            3/23/2006          5/1/2006             4/1/2036          357              331,000.00           330,800.08
15917719            3/20/2006          5/1/2006             4/1/2036          357              223,300.00           223,178.55
15917727            3/21/2006          5/1/2006             4/1/2036          357              146,250.00           146,168.63
15917743            3/13/2006          5/1/2006             4/1/2036          357              351,000.00           350,587.92
15917768            3/15/2006          5/1/2006             4/1/2036          357              160,000.00           159,634.33
15917784            3/14/2006          5/1/2006             4/1/2036          357              131,000.00           130,626.92
15917800            3/22/2006          5/1/2006             4/1/2036          357              414,000.00           413,566.46
15917818            3/10/2006          5/1/2006             4/1/2036          357              322,400.00           322,087.16
15917826            3/14/2006          5/1/2006             4/1/2036          357              155,000.00           154,915.69
15917842            3/24/2006          5/1/2006             4/1/2036          357              157,500.00           157,326.37
15917859            3/23/2006          5/1/2006             4/1/2036          357              126,000.00           126,000.00
15917867            3/27/2006          5/1/2006             4/1/2036          357              219,000.00           218,900.67
15917891            3/23/2006          5/1/2006             4/1/2036          357              185,000.00           184,674.84
15917909            3/27/2006          5/1/2006             4/1/2036          357              207,000.00           206,652.86
15917917            3/29/2006          5/1/2006             4/1/2036          357              304,000.00           301,824.33
15917933            3/16/2006          5/1/2006             4/1/2036          357               77,000.00            76,833.40
15917941             3/9/2006          5/1/2006             4/1/2036          357              140,670.00           140,670.00
15917958            3/31/2006          5/1/2006             4/1/2036          357              179,250.00           179,171.57
15917966            3/27/2006          5/1/2006             4/1/2036          357              303,000.00           302,639.28
15917974            3/31/2006          5/1/2006             4/1/2036          357              201,875.00           201,786.86
15917982            3/31/2006          5/1/2006             4/1/2021          177               50,000.00            49,533.13
15918006            2/23/2006          5/1/2006             4/1/2036          357               76,250.00            76,183.86
15918014            3/27/2006          5/1/2006             4/1/2036          357              388,000.00           387,627.60
15918022            3/20/2006          5/1/2006             4/1/2036          357              109,000.00           108,953.84
15918030            3/24/2006          5/1/2006             4/1/2036          357               98,000.00            97,901.42
15918048            3/14/2006          5/1/2006             4/1/2036          357              250,500.00           250,111.50
15918071            3/11/2006          5/1/2006             4/1/2036          357              180,000.00           179,873.54
15918089            3/13/2006          5/1/2006             4/1/2036          357              165,000.00           164,841.04
15918105            3/24/2006          5/1/2006             4/1/2036          357              188,000.00           187,779.27
15918113            3/23/2006          5/1/2006             4/1/2036          357              263,500.00           263,161.42
15918139             3/9/2006          5/1/2006             4/1/2036          357              202,000.00           201,764.51
15918147            3/20/2006          5/1/2006             4/1/2036          357              434,000.00           433,603.74
15918154            3/22/2006          5/1/2006             4/1/2036          357              196,650.00           196,532.10
15918162            3/10/2006          5/1/2006             4/1/2036          357              337,500.00           336,894.79
15918170            3/15/2006          5/1/2006             4/1/2036          357              620,000.00           619,493.76
15918188            3/16/2006          5/1/2006             4/1/2036          357              156,000.00           155,910.56
15918196            3/13/2006          5/1/2006             4/1/2036          357              325,000.00           324,714.76
15918204            3/10/2006          5/1/2006             4/1/2036          357              184,000.00           183,607.87
15918212            3/22/2006          5/1/2006             4/1/2036          357              400,000.00           399,533.65
15918220            3/17/2006          5/1/2006             4/1/2036          357              191,250.00           191,146.76
15918238            3/15/2006          5/1/2006             4/1/2036          357              276,000.00           275,844.16
15918246            3/15/2006          5/1/2006             4/1/2036          357              225,000.00           224,854.71
15918253            3/21/2006          5/1/2006             4/1/2036          357              322,000.00           321,687.54
15918261            3/16/2006          5/1/2006             4/1/2036          357              260,713.00           260,393.83
15918287            3/20/2006          5/1/2006             4/1/2036          357              426,000.00           425,543.48
15918295            3/17/2006          5/1/2006             4/1/2036          357              337,400.00           337,132.39
15918303            3/20/2006          5/1/2006             4/1/2036          357              206,000.00           205,880.12
15918311            3/16/2006          5/1/2006             4/1/2036          357              486,000.00           485,264.21
15918329            3/23/2006          5/1/2006             4/1/2036          357              350,000.00           349,648.07
15918337            3/16/2006          5/1/2006             4/1/2036          357              260,300.00           260,143.97
15918345            3/27/2006          5/1/2006             4/1/2036          357              164,000.00           163,756.04
15918352            3/21/2006          5/1/2006             4/1/2036          357              300,000.00           299,926.62
15918378            3/27/2006          5/1/2006             4/1/2036          357              297,500.00           297,241.86
15918386             3/8/2006          5/1/2006             4/1/2036          357              170,000.00           169,804.01
15918402            3/16/2006          5/1/2006             4/1/2036          357              344,000.00           343,363.87
15918410            3/22/2006          5/1/2006             4/1/2036          357              180,000.00           179,928.30
15918428            3/27/2006          5/1/2006             4/1/2036          357              147,000.00           146,897.79
15918444            3/24/2006          5/1/2006             4/1/2036          357               75,001.00            74,925.57
15918477            3/30/2006          5/1/2006             4/1/2036          357              161,880.00           161,880.00
15918485            3/20/2006          5/1/2006             4/1/2036          357              630,000.00           629,810.95
15918493            3/17/2006          5/1/2006             4/1/2036          357              273,000.00           272,649.21
15918527            3/15/2006          5/1/2006             4/1/2036          357              192,600.00           192,492.87
15918535            3/22/2006          5/1/2006             4/1/2036          357              249,390.00           248,912.55
15918543            3/22/2006          5/1/2006             4/1/2036          357              330,000.00           329,598.83
15918550            3/17/2006          5/1/2006             4/1/2036          357              156,000.00           155,743.66
15918568            3/16/2006          5/1/2006             4/1/2036          357              262,100.00           261,763.21
15918576            3/11/2006          5/1/2006             4/1/2036          357              290,000.00           289,730.42
15918584            3/21/2006          5/1/2006             4/1/2036          357              173,000.00           172,718.77
15918592            3/22/2006          5/1/2006             4/1/2036          357              103,000.00           102,912.76
15918600            3/27/2006          5/1/2006             4/1/2036          357              365,000.00           364,529.69
15918618            3/24/2006          5/1/2006             4/1/2036          357              263,000.00           262,795.90
15918626            3/15/2006          5/1/2006             4/1/2036          357              333,000.00           332,716.50
15918634            3/30/2006          5/1/2006             4/1/2036          357              210,468.00           210,338.99
15918642            3/22/2006          5/1/2006             4/1/2036          357              706,000.00           706,000.00
15918659            3/24/2006          5/1/2006             4/1/2036          357              232,750.00           232,609.45
15918667            3/24/2006          5/1/2006             4/1/2036          357              170,500.00           170,225.71
15918675            3/13/2006          5/1/2006             4/1/2036          357              348,000.00           347,803.51
15918691            3/28/2006          6/1/2006             5/1/2036          358              220,000.00           219,791.24
15918717            3/15/2006          5/1/2006             4/1/2036          357              426,000.00           424,796.11
15918725            3/15/2006          5/1/2006             4/1/2036          357              280,000.00           279,596.59
15918733            3/14/2006          5/1/2006             4/1/2036          357              200,000.00           199,519.69
15918758            3/18/2006          5/1/2006             4/1/2036          357              315,000.00           314,442.61
15918766            3/24/2006          5/1/2006             4/1/2036          357              170,000.00           169,679.14
15918782            3/15/2006          5/1/2006             4/1/2036          357              322,000.00           321,687.54
15918808            3/24/2006          5/1/2006             4/1/2036          357               75,600.00            75,424.62
15918824            3/15/2006          5/1/2006             4/1/2036          357               74,249.00            74,187.77
15918832            3/23/2006          5/1/2006             4/1/2036          357              277,600.00           277,025.97
15918840            3/16/2006          5/1/2006             4/1/2036          357              362,000.00           361,541.23
15918857            3/27/2006          5/1/2006             4/1/2036          357              283,000.00           282,725.40
15918865            3/29/2006          5/1/2006             4/1/2036          357              125,450.00           125,218.49
15918873            3/25/2006          5/1/2006             4/1/2036          357               52,400.00            52,365.48
15918881            3/21/2006          5/1/2006             4/1/2036          357               55,000.00            54,933.60
15918899            3/16/2006          5/1/2006             4/1/2036          357              290,000.00           289,761.50
15918907            3/16/2006          5/1/2006             4/1/2036          357              150,000.00           149,902.86
15918915            3/18/2006          5/1/2006             4/1/2036          357              226,000.00           225,844.06
15918923            3/21/2006          5/1/2006             4/1/2036          357              185,000.00           184,876.97
15918931            3/22/2006          5/1/2006             4/1/2036          357               98,249.00            98,198.76
15918949            3/13/2006          5/1/2006             4/1/2036          357              261,000.00           260,682.69
15918956            3/14/2006          5/1/2006             4/1/2036          357              232,500.00           232,279.17
15918964            3/21/2006          5/1/2006             4/1/2036          357              105,000.00           104,746.59
15918972            3/21/2006          5/1/2006             4/1/2036          357              361,250.00           360,971.74
15918998            3/14/2006          5/1/2006             4/1/2036          357              180,000.00           179,633.17
15919012            3/24/2006          5/1/2006             4/1/2036          357               98,000.00            97,791.46
15919020            3/14/2006          5/1/2006             4/1/2036          357              118,000.00           117,713.82
15919038            3/20/2006          5/1/2006             4/1/2036          357              161,000.00           160,878.64
15919046            3/27/2006          5/1/2006             4/1/2036          357              130,000.00           129,801.50
15919061            3/15/2006          5/1/2006             4/1/2036          357              217,000.00           216,749.84
15919079            3/15/2006          5/1/2006             4/1/2036          357              161,000.00           160,550.23
15919087            3/17/2006          5/1/2006             4/1/2036          357              297,000.00           296,764.47
15919095            3/22/2006          5/1/2006             4/1/2036          357              333,000.00           332,616.10
15919103            3/23/2006          5/1/2006             4/1/2036          357               55,000.00            54,904.36
15919111            3/22/2006          5/1/2006             4/1/2036          357              400,000.00           399,741.72
15919129            3/22/2006          5/1/2006             4/1/2036          357              187,500.00           187,406.12
15919137            3/24/2006          5/1/2006             4/1/2036          357              275,000.00           274,682.97
15919145            3/20/2006          5/1/2006             4/1/2036          357              231,000.00           230,794.32
15919152            3/15/2006          5/1/2006             4/1/2036          357              280,250.00           280,250.00
15919178            3/24/2006          5/1/2006             4/1/2036          357              145,000.00           144,803.13
15919186            3/22/2006          5/1/2006             4/1/2036          357              280,000.00           279,829.64
15919210            3/27/2006          5/1/2006             4/1/2036          357               77,000.00            76,787.99
15919228            3/30/2006          5/1/2006             4/1/2036          357              215,000.00           214,837.97
15919236            3/27/2006          5/1/2006             4/1/2036          357              274,500.00           274,213.21
15919244            3/16/2006          5/1/2006             4/1/2036          357              160,000.00           159,645.09
15919269            3/16/2006          5/1/2006             4/1/2036          357              328,000.00           327,999.97
15919277            3/18/2006          5/1/2006             4/1/2036          357              536,000.00           535,231.38
15919285            3/17/2006          5/1/2006             4/1/2036          357               65,000.00            64,966.70
15919293            3/15/2006          5/1/2006             4/1/2036          357               50,000.00            49,482.58
15919301            3/15/2006          5/1/2006             4/1/2036          357              322,000.00           322,000.00
15919319            3/21/2006          5/1/2006             4/1/2036          357              194,400.00           194,236.60
15919327            3/25/2006          5/1/2006             4/1/2036          357              370,000.00           369,383.83
15919343            3/23/2006          5/1/2006             4/1/2036          357              156,000.00           155,868.89
15919350            3/18/2006          5/1/2006             4/1/2036          357              382,500.00           382,301.15
15919368            3/15/2006          5/1/2006             4/1/2036          357              400,000.00           399,721.92
15919376            3/17/2006          5/1/2006             4/1/2036          357              275,000.00           274,789.70
15919384            3/24/2006          5/1/2006             4/1/2036          357              169,000.00           168,864.00
15919392            3/23/2006          5/1/2006             4/1/2036          357              285,000.00           284,567.12
15919400            3/17/2006          5/1/2006             4/1/2036          357              100,000.00            99,927.88
15919418            3/21/2006          5/1/2006             4/1/2036          357              362,000.00           361,147.68
15919434            3/24/2006          5/1/2006             4/1/2036          357              171,000.00           170,914.39
15919442            3/31/2006          5/1/2006             4/1/2036          357               60,000.00            59,860.80
15919459            3/17/2006          5/1/2006             4/1/2036          357              168,750.00           168,625.58
15919475            3/16/2006          5/1/2006             4/1/2036          357              390,000.00           388,589.54
15919483            3/24/2006          5/1/2006             4/1/2036          357              456,000.00           455,511.33
15919509            3/16/2006          5/1/2006             4/1/2036          357              372,600.00           372,253.63
15919517            3/20/2006          5/1/2006             4/1/2036          357              340,000.00           339,779.83
15919525            3/14/2006          5/1/2006             4/1/2036          357              238,000.00           237,767.41
15919533            3/20/2006          5/1/2006             4/1/2036          357              351,000.00           351,000.00
15919558            3/20/2006          5/1/2006             4/1/2036          357              241,000.00           240,486.39
15919608            3/31/2006          5/1/2006             4/1/2036          357               84,000.00            83,793.24
15919624            3/24/2006          5/1/2006             4/1/2036          357              128,000.00           127,813.57
15919632            3/15/2006          5/1/2006             4/1/2036          357              150,410.00           150,083.33
15919640            3/23/2006          5/1/2006             4/1/2036          357              127,500.00           127,196.81
15919657            3/24/2006          5/1/2006             4/1/2036          357              220,000.00           219,716.82
15919665            3/16/2006          5/1/2006             4/1/2036          357              173,000.00           172,800.56
15919673            3/25/2006          5/1/2006             4/1/2036          357              430,000.00           429,573.73
15919707            3/23/2006          5/1/2006             4/1/2036          357              173,600.00           173,445.85
15919731            3/20/2006          5/1/2006             4/1/2036          357              169,600.00           169,599.46
15919756            3/17/2006          5/1/2006             4/1/2036          357              124,000.00           123,891.96
15919764            3/16/2006          5/1/2006             4/1/2036          357              276,000.00           275,846.48
15919780            3/22/2006          5/1/2006             4/1/2036          357              255,000.00           254,766.32
15919798            3/27/2006          5/1/2006             4/1/2036          357              144,000.00           143,843.49
15919806            3/24/2006          5/1/2006             4/1/2036          357              416,000.00           415,999.98
15919814            3/20/2006          5/1/2006             4/1/2036          357              200,000.00           199,590.59
15919830            3/15/2006          5/1/2006             4/1/2036          357              375,000.00           374,554.17
15919848            3/22/2006          5/1/2006             4/1/2036          357              257,600.00           257,232.66
15919855            3/27/2006          5/1/2006             4/1/2036          357              106,000.00           105,784.74
15919871            3/21/2006          5/1/2006             4/1/2036          357              393,750.00           393,065.42
15919889            3/25/2006          5/1/2006             4/1/2036          357              225,000.00           224,350.00
15919913            3/17/2006          5/1/2006             4/1/2036          357              230,000.00           229,734.82
15919939            3/27/2006          5/1/2006             4/1/2036          357              248,000.00           247,455.35
15919947            3/27/2006          5/1/2006             4/1/2036          357              304,150.00           303,810.00
15919954            3/21/2006          5/1/2006             4/1/2036          357              173,000.00           172,606.58
15919970            3/18/2006          5/1/2006             4/1/2036          357              200,000.00           199,805.93
15919988            3/28/2006          5/1/2006             4/1/2036          357              307,592.00           306,892.49
15919996            3/18/2006          5/1/2006             4/1/2036          357              210,000.00           209,737.51
15920010            3/25/2006          5/1/2006             4/1/2036          357              255,000.00           254,681.28
15920028            3/20/2006          5/1/2006             4/1/2036          357              210,000.00           209,642.33
15920036            3/24/2006          5/1/2006             4/1/2036          357              215,000.00           214,583.75
15920044            3/24/2006          5/1/2006             4/1/2036          357              202,400.00           202,240.62
15920051            3/22/2006          5/1/2006             4/1/2036          357              261,000.00           260,391.51
15920077            3/18/2006          5/1/2006             4/1/2036          357              161,000.00           160,864.28
15920085            3/16/2006          5/1/2006             4/1/2036          357              169,300.00           169,067.37
15920135            3/22/2006          5/1/2006             4/1/2036          357              180,000.00           179,861.14
15920143            3/21/2006          5/1/2006             4/1/2036          357              148,000.00           147,843.60
15920150            3/21/2006          5/1/2006             4/1/2036          357              126,350.00           126,062.62
15920168            3/21/2006          5/1/2006             4/1/2036          357              333,000.00           332,703.48
15920184            3/31/2006          5/1/2006             4/1/2036          357              159,125.00           159,007.67
15920192            3/27/2006          5/1/2006             4/1/2036          357              178,750.00           178,503.03
15920200            3/22/2006          5/1/2006             4/1/2036          357              256,500.00           256,500.00
15920218            3/27/2006          5/1/2006             4/1/2036          357              210,000.00           209,595.50
15920234            3/16/2006          5/1/2006             4/1/2036          357              137,000.00           137,000.00
15920242            3/22/2006          5/1/2006             4/1/2036          357              260,000.00           259,758.29
15920259            3/23/2006          5/1/2006             4/1/2036          357              213,750.00           213,545.53
15920267            3/16/2006          5/1/2006             4/1/2036          357              267,000.00           266,553.22
15920283            3/27/2006          5/1/2006             4/1/2036          357              185,250.00           185,132.12
15920309            3/22/2006          5/1/2006             4/1/2036          357              878,750.00           876,974.23
15920317            3/21/2006          5/1/2006             4/1/2036          357              335,000.00           334,708.07
15920325            3/23/2006          5/1/2006             4/1/2036          357              372,000.00           372,000.00
15920333            3/27/2006          5/1/2006             4/1/2036          357              315,000.00           314,927.37
15920341            3/17/2006          5/1/2006             4/1/2036          357              476,000.00           475,396.77
15920358            3/10/2006          5/1/2006             4/1/2036          357              325,000.00           324,625.33
15920366            3/24/2006          5/1/2006             4/1/2036          357              122,850.00           122,715.90
15920382            3/29/2006          6/1/2006             5/1/2036          358              202,500.00           202,400.81
15920390            3/27/2006          5/1/2006             4/1/2036          357              299,250.00           299,250.00
15920408            3/23/2006          5/1/2006             4/1/2036          357              140,000.00           140,000.00
15920424            3/31/2006          5/1/2006             4/1/2036          357              256,410.00           256,255.13
15920432            3/22/2006          5/1/2006             4/1/2036          357              250,000.00           249,732.10
15920457            3/27/2006          5/1/2006             4/1/2036          357              433,000.00           432,755.50
15920473            3/17/2006          5/1/2006             4/1/2036          357              210,000.00           209,566.11
15920481            3/17/2006          5/1/2006             4/1/2036          357              300,000.00           299,404.25
15920499            3/25/2006          5/1/2006             4/1/2036          357              205,000.00           204,780.31
15920507            3/24/2006          5/1/2006             4/1/2036          357              185,000.00           183,500.91
15920515            3/27/2006          5/1/2006             4/1/2036          357              236,000.00           235,762.70
15920523            3/23/2006          5/1/2006             4/1/2036          357              304,000.00           303,765.81
15920531            3/30/2006          5/1/2006             4/1/2036          357              155,000.00           154,783.30
15920549            3/29/2006          6/1/2006             5/1/2036          358              220,000.00           219,999.98
15920564            3/29/2006          5/1/2006             4/1/2036          357              100,000.00            99,901.58
15920572            3/24/2006          5/1/2006             4/1/2036          357              445,000.00           444,761.58
15920580            3/24/2006          5/1/2006             4/1/2036          357              152,000.00           151,904.72
15920598            3/23/2006          5/1/2006             4/1/2036          357              158,000.00           157,883.50
15920606            3/28/2006          5/1/2006             4/1/2036          357              319,500.00           319,359.42
15920614            3/17/2006          5/1/2006             4/1/2036          357              105,000.00           104,767.08
15920630            3/17/2006          5/1/2006             4/1/2036          357              300,000.00           299,655.09
15920648            3/23/2006          5/1/2006             4/1/2036          357              402,000.00           401,701.45
15920671            3/17/2006          5/1/2006             4/1/2036          357              225,000.00           224,802.52
15920697            3/24/2006          5/1/2006             4/1/2036          357              241,600.00           241,248.12
15920713            3/28/2006          5/1/2006             4/1/2036          357              178,500.00           178,329.23
15920721            3/24/2006          5/1/2006             4/1/2036          357              231,500.00           231,343.73
15920739            3/21/2006          5/1/2006             4/1/2036          357              100,000.00            99,858.54
15920747            3/20/2006          5/1/2006             4/1/2036          357              270,000.00           269,812.28
15920754            3/18/2006          5/1/2006             4/1/2036          357              306,000.00           305,734.51
15920762            3/24/2006          5/1/2006             4/1/2036          357              158,000.00           157,865.27
15920770            3/22/2006          5/1/2006             4/1/2036          357              404,000.00           403,564.00
15920788            3/20/2006          5/1/2006             4/1/2036          357              256,000.00           255,693.10
15920796            3/28/2006          6/1/2006             5/1/2036          358              357,000.00           356,553.39
15920804            3/27/2006          5/1/2006             4/1/2036          357              162,750.00           162,537.95
15920812            3/17/2006          5/1/2006             4/1/2036          357              220,000.00           219,469.04
15920846            3/21/2006          5/1/2006             4/1/2036          357              412,000.00           411,488.61
15920853            3/25/2006          5/1/2006             4/1/2036          357              122,000.00           121,737.52
15920879            3/17/2006          5/1/2006             4/1/2036          357              150,000.00           149,782.68
15920887            3/22/2006          5/1/2006             4/1/2036          357              150,000.00           149,610.36
15920895            3/27/2006          5/1/2006             4/1/2036          357              162,000.00           161,735.27
15920903            3/25/2006          5/1/2006             4/1/2036          357              216,000.00           215,525.61
15920911            3/22/2006          5/1/2006             4/1/2036          357              526,500.00           526,500.00
15920929            3/25/2006          5/1/2006             4/1/2036          357              229,600.00           229,251.24
15920937            3/31/2006          5/1/2006             4/1/2036          357              152,100.00           152,029.94
15920945            3/23/2006          5/1/2006             4/1/2036          357              234,000.00           233,751.12
15920952            3/24/2006          5/1/2006             4/1/2036          357              123,500.00           123,348.22
15920960            3/22/2006          5/1/2006             4/1/2036          357              488,000.00           487,634.93
15920978            3/24/2006          5/1/2006             4/1/2036          357               50,000.00            49,945.25
15920986            3/31/2006          5/1/2006             4/1/2036          357              218,160.00           218,054.15
15920994            3/29/2006          5/1/2006             4/1/2036          357              243,000.00           240,653.47
15921000            3/24/2006          5/1/2006             4/1/2036          357               58,000.00            57,945.96
15921018            3/27/2006          5/1/2006             4/1/2036          357              232,750.00           232,263.84
15921026            3/27/2006          5/1/2006             4/1/2036          357               96,000.00            95,804.46
15921034            3/24/2006          5/1/2006             4/1/2036          357              126,350.00           126,049.55
15921042            3/22/2006          5/1/2006             4/1/2036          357              189,000.00           188,864.68
15921059            3/21/2006          5/1/2006             4/1/2036          357              110,000.00           109,915.17
15921067            3/24/2006          5/1/2006             4/1/2036          357              227,500.00           227,407.81
15921075            3/23/2006          5/1/2006             4/1/2036          357              200,000.00           199,866.95
15921083            3/20/2006          5/1/2006             4/1/2036          357              370,000.00           369,137.41
15921091            3/24/2006          5/1/2006             4/1/2036          357              183,750.00           183,655.21
15921109            3/20/2006          5/1/2006             4/1/2036          357              254,000.00           253,627.20
15921117            3/24/2006          5/1/2006             4/1/2036          357              275,000.00           274,879.93
15921125            3/23/2006          5/1/2006             4/1/2036          357              198,000.00           197,861.32
15921133            3/29/2006          5/1/2006             4/1/2036          357              324,000.00           323,408.79
15921141            3/27/2006          5/1/2006             4/1/2036          357              130,000.00           129,651.45
15921158            3/29/2006          5/1/2006             4/1/2036          357              333,900.00           333,370.06
15921166            3/29/2006          5/1/2006             4/1/2036          357              351,900.00           351,485.99
15921174            3/20/2006          5/1/2006             4/1/2036          357              180,000.00           179,895.27
15921190            3/27/2006          5/1/2006             4/1/2036          357              332,250.00           332,125.56
15921224            3/21/2006          5/1/2006             4/1/2036          357              240,000.00           240,000.00
15921232            3/27/2006          5/1/2006             4/1/2036          357              109,500.00           109,364.06
15921240            3/20/2006          5/1/2006             4/1/2036          357              221,000.00           220,856.24
15921257            3/31/2006          5/1/2006             4/1/2036          357              401,600.00           401,251.58
15921273            3/30/2006          5/1/2006             4/1/2036          357               62,000.00            61,866.52
15921307            3/21/2006          5/1/2006             4/1/2036          357              115,000.00           114,915.82
15921315            3/28/2006          5/1/2006             4/1/2036          357              444,600.00           444,368.85
15921323            3/23/2006          5/1/2006             4/1/2036          357               93,300.00            93,127.48
15921331            3/27/2006          5/1/2006             4/1/2036          357              221,000.00           220,645.69
15921349            3/23/2006          5/1/2006             4/1/2036          357              243,750.00           243,481.32
15921364            3/16/2006          5/1/2006             4/1/2036          357              178,500.00           178,404.38
15921372            3/22/2006          5/1/2006             4/1/2036          357              227,000.00           226,683.25
15921398            3/27/2006          5/1/2006             4/1/2036          357              190,000.00           189,662.76
15921406            3/22/2006          5/1/2006             4/1/2036          357              160,000.00           159,383.62
15921414            3/22/2006          5/1/2006             4/1/2036          357              173,400.00           173,022.99
15921430            3/24/2006          5/1/2006             4/1/2036          357              318,250.00           317,954.13
15921448            3/24/2006          5/1/2006             4/1/2036          357              354,600.00           353,870.46
15921455            3/22/2006          5/1/2006             4/1/2036          357              420,000.00           419,631.36
15921463            3/22/2006          5/1/2006             4/1/2036          357              195,000.00           194,540.13
15921471            3/22/2006          5/1/2006             4/1/2036          357              420,000.00           419,631.36
15921489            3/22/2006          5/1/2006             4/1/2036          357              210,000.00           209,651.46
15921497            3/22/2006          5/1/2006             4/1/2036          357              420,000.00           419,631.36
15921505            3/24/2006          5/1/2006             4/1/2036          357              360,000.00           360,000.00
15921513            3/24/2006          5/1/2006             4/1/2036          357              225,000.00           224,831.66
15921539            3/17/2006          5/1/2006             4/1/2036          357              351,000.00           350,864.97
15921554            3/22/2006          5/1/2006             4/1/2036          357              262,500.00           261,803.66
15921570            3/22/2006          5/1/2006             4/1/2036          357              211,500.00           211,285.80
15921588            3/24/2006          5/1/2006             4/1/2036          357              224,000.00           223,577.90
15921596            3/24/2006          5/1/2006             4/1/2036          357              530,000.00           529,019.94
15921604            3/24/2006          5/1/2006             4/1/2036          357              160,000.00           159,814.75
15921612            3/23/2006          5/1/2006             4/1/2036          357              251,000.00           250,568.08
15921620            3/23/2006          5/1/2006             4/1/2036          357              280,000.00           279,783.71
15921638            3/21/2006          5/1/2006             4/1/2036          357              175,560.00           174,941.83
15921646            3/27/2006          5/1/2006             4/1/2036          357               50,000.00            49,975.69
15921653            3/27/2006          5/1/2006             4/1/2036          357               76,560.00            76,560.00
15921661            3/24/2006          5/1/2006             4/1/2036          357              379,750.00           378,932.55
15921679            3/27/2006          5/1/2006             4/1/2036          357              100,000.00            99,817.90
15921687            3/22/2006          5/1/2006             4/1/2036          357              155,000.00           154,730.50
15921703            3/24/2006          5/1/2006             4/1/2036          357              203,000.00           202,898.38
15921737            3/24/2006          5/1/2006             4/1/2036          357              153,300.00           153,168.33
15921745            3/27/2006          5/1/2006             4/1/2036          357              220,000.00           219,507.09
15921752            3/25/2006          5/1/2006             4/1/2036          357              522,000.00           521,460.05
15921760            3/23/2006          5/1/2006             4/1/2036          357               80,000.00            79,782.54
15921778            3/23/2006          5/1/2006             4/1/2036          357              148,000.00           147,904.15
15921786            3/21/2006          5/1/2006             4/1/2036          357              293,000.00           292,791.77
15921794            3/30/2006          5/1/2006             4/1/2036          357              275,000.00           274,419.79
15921810            3/24/2006          5/1/2006             4/1/2036          357              370,500.00           370,249.91
15921828            3/25/2006          5/1/2006             4/1/2036          357              110,000.00           109,766.74
15921851            3/31/2006          5/1/2006             4/1/2036          357              184,000.00           183,858.25
15921877            3/27/2006          5/1/2006             4/1/2036          357              294,400.00           294,060.59
15921885            3/23/2006          5/1/2006             4/1/2036          357              235,000.00           234,847.88
15921893            3/23/2006          5/1/2006             4/1/2036          357              164,125.00           164,052.24
15921901            3/29/2006          6/1/2006             5/1/2036          358              451,250.00           451,040.08
15921919            3/29/2006          5/1/2006             4/1/2036          357              211,500.00           211,369.38
15921927            3/22/2006          5/1/2006             4/1/2036          357              171,500.00           171,371.69
15921935            3/23/2006          5/1/2006             4/1/2036          357              245,000.00           244,451.09
15921950            3/25/2006          5/1/2006             4/1/2036          357              285,000.00           284,176.64
15921968            3/24/2006          5/1/2006             4/1/2036          357              109,000.00           108,854.03
15921984            3/21/2006          5/1/2006             4/1/2036          357              160,000.00           159,750.52
15921992            3/23/2006          5/1/2006             4/1/2036          357               81,250.00            81,052.93
15922008            3/24/2006          5/1/2006             4/1/2036          357              418,500.00           417,877.54
15922065            3/31/2006          5/1/2006             4/1/2036          357               60,000.00            59,951.05
15922073            3/24/2006          5/1/2006             4/1/2036          357               88,000.00            87,852.64
15922081            3/27/2006          5/1/2006             4/1/2036          357              220,000.00           219,847.31
15922099            3/23/2006          5/1/2006             4/1/2036          357              397,000.00           396,607.03
15922107            3/24/2006          5/1/2006             4/1/2036          357              112,000.00           111,936.67
15922115            3/23/2006          5/1/2006             4/1/2036          357              140,000.00           139,895.24
15922123            3/24/2006          5/1/2006             4/1/2036          357              129,600.00           129,432.33
15922131            3/27/2006          5/1/2006             4/1/2036          357              122,500.00           122,240.23
15922149            3/28/2006          6/1/2006             5/1/2036          358               60,000.00            59,918.79
15922156            3/24/2006          5/1/2006             4/1/2036          357              103,680.00           103,570.60
15922172            3/21/2006          5/1/2006             4/1/2036          357              250,528.00           249,972.31
15922180            3/23/2006          5/1/2006             4/1/2036          357              198,000.00           197,849.67
15922198            3/27/2006          5/1/2006             4/1/2036          357              201,000.00           200,748.84
15922206            3/23/2006          5/1/2006             4/1/2036          357              155,000.00           154,875.27
15922230            3/22/2006          5/1/2006             4/1/2036          357              202,500.00           202,300.67
15922248            3/24/2006          5/1/2006             4/1/2036          357              182,250.00           182,150.11
15922263            3/24/2006          5/1/2006             4/1/2036          357              280,000.00           279,757.05
15922271            3/27/2006          5/1/2006             4/1/2036          357              130,000.00           129,677.57
15922289            3/24/2006          5/1/2006             4/1/2036          357              295,000.00           294,729.69
15922297            3/27/2006          5/1/2006             4/1/2036          357              198,000.00           197,669.67
15922321            3/27/2006          5/1/2006             4/1/2036          357              219,200.00           218,818.88
15922339            3/27/2006          5/1/2006             4/1/2036          357               50,000.00            49,664.08
15922347            3/23/2006          5/1/2006             4/1/2036          357              468,000.00           467,390.29
15922354            3/31/2006          5/1/2006             4/1/2036          357              217,500.00           217,500.00
15922362            3/24/2006          5/1/2006             4/1/2036          357              105,200.00           104,963.69
15922388            3/23/2006          5/1/2006             4/1/2036          357              310,000.00           309,844.81
15922396            3/24/2006          5/1/2006             4/1/2036          357              432,000.00           431,429.39
15922404            3/25/2006          5/1/2006             4/1/2036          357              265,000.00           264,489.27
15922420            3/23/2006          5/1/2006             4/1/2036          357              296,000.00           295,684.59
15922438            3/27/2006          5/1/2006             4/1/2036          357              272,000.00           271,809.06
15922446            3/27/2006          5/1/2006             4/1/2036          357              235,286.00           234,580.44
15922453            3/31/2006          5/1/2006             4/1/2036          357              190,800.00           190,695.71
15922479            3/27/2006          5/1/2006             4/1/2036          357              220,000.00           219,847.06
15922503            3/24/2006          5/1/2006             4/1/2036          357              269,910.00           269,780.89
15922529            3/24/2006          5/1/2006             4/1/2036          357              240,000.00           239,864.48
15922537            3/23/2006          5/1/2006             4/1/2036          357              592,000.00           591,477.72
15922545            3/24/2006          5/1/2006             4/1/2036          357              234,000.00           233,848.45
15922552            3/29/2006          6/1/2006             5/1/2036          358               76,570.00            76,485.59
15922578            3/24/2006          5/1/2006             4/1/2036          357              111,500.00           111,273.83
15922594            3/27/2006          5/1/2006             4/1/2036          357              363,750.00           363,012.89
15922610            3/27/2006          5/1/2006             4/1/2036          357              172,500.00           172,345.27
15922636            3/31/2006          5/1/2006             4/1/2036          357              239,200.00           239,199.98
15922644            3/24/2006          5/1/2006             4/1/2036          357              288,000.00           286,967.22
15922651            3/23/2006          5/1/2006             4/1/2036          357              100,000.00            99,801.46
15922669            3/24/2006          5/1/2006             4/1/2036          357              330,000.00           329,617.95
15922677            3/27/2006          5/1/2006             4/1/2036          357              142,000.00           141,896.84
15922693            3/27/2006          5/1/2006             4/1/2036          357              225,000.00           224,843.58
15922719            3/25/2006          5/1/2006             4/1/2036          357              324,000.00           323,707.34
15922727            3/23/2006          5/1/2006             4/1/2036          357              375,000.00           375,000.00
15922735            3/27/2006          5/1/2006             4/1/2036          357              338,050.00           337,311.31
15922743            3/25/2006          5/1/2006             4/1/2036          357              100,000.00            99,881.64
15922750            3/24/2006          5/1/2006             4/1/2036          357              300,000.00           299,739.71
15922768            3/23/2006          5/1/2006             4/1/2036          357              536,000.00           535,999.97
15922784            3/24/2006          5/1/2006             4/1/2036          357              341,250.00           340,884.29
15922792            3/27/2006          5/1/2006             4/1/2036          357              227,500.00           227,024.82
15922800            3/24/2006          5/1/2006             4/1/2036          357              260,000.00           259,833.35
15922818            3/29/2006          5/1/2006             4/1/2036          357              232,000.00           231,505.58
15922826            3/23/2006          5/1/2006             4/1/2036          357              330,000.00           329,234.48
15922834            3/29/2006          5/1/2006             4/1/2036          357              242,100.00           241,751.09
15922859            3/24/2006          5/1/2006             4/1/2036          357              204,250.00           203,866.47
15922867            3/24/2006          5/1/2006             4/1/2036          357              117,500.00           117,232.76
15922883            3/24/2006          5/1/2006             4/1/2036          357              149,000.00           148,845.88
15922891            3/27/2006          5/1/2006             4/1/2036          357              348,000.00           347,588.57
15922909            3/24/2006          5/1/2006             4/1/2036          357              130,000.00           129,647.23
15922917             4/3/2006          5/1/2006             4/1/2036          357              193,600.00           193,367.16
15922958            3/24/2006          5/1/2006             4/1/2036          357               78,000.00            77,910.94
15922974            3/30/2006          5/1/2006             4/1/2036          357              240,000.00           239,560.70
15922982            3/29/2006          6/1/2006             5/1/2036          358               85,000.00            84,914.71
15922990            3/27/2006          5/1/2006             4/1/2036          357              100,000.00            99,917.75
15923030            3/29/2006          5/1/2006             4/1/2036          357              230,000.00           229,822.82
15923048            3/27/2006          5/1/2006             4/1/2036          357              400,000.00           399,819.94
15923055            3/25/2006          5/1/2006             4/1/2036          357              111,000.00           110,846.28
15923071            3/27/2006          5/1/2006             4/1/2036          357              230,000.00           229,734.82
15923089            3/24/2006          5/1/2006             4/1/2036          357              156,000.00           155,946.74
15923097            3/23/2006          5/1/2006             4/1/2036          357              175,500.00           175,368.69
15923105            3/29/2006          5/1/2006             4/1/2036          357               55,000.00            54,931.31
15923113            3/27/2006          5/1/2006             4/1/2036          357              135,000.00           134,647.61
15923121            3/27/2006          5/1/2006             4/1/2036          357              112,000.00           111,697.53
15923147            3/24/2006          5/1/2006             4/1/2036          357              264,000.00           263,670.03
15923188            3/25/2006          5/1/2006             4/1/2021          177              315,000.00           311,975.24
15923204            3/23/2006          5/1/2006             4/1/2036          357              168,000.00           167,798.19
15923220            3/28/2006          6/1/2006             5/1/2036          358              201,500.00           201,325.45
15923238            3/24/2006          5/1/2006             4/1/2036          357              273,000.00           272,758.65
15923253            3/24/2006          5/1/2006             4/1/2036          357              392,000.00           391,727.49
15923261            3/27/2006          5/1/2006             4/1/2036          357              255,000.00           254,858.15
15923279            3/24/2006          5/1/2006             4/1/2036          357              392,000.00           391,653.45
15923287            3/27/2006          5/1/2006             4/1/2036          357              228,000.00           227,676.21
15923295            3/28/2006          5/1/2006             4/1/2036          357              252,000.00           251,786.22
15923303            3/28/2006          5/1/2006             4/1/2036          357              252,000.00           251,795.89
15923311            3/27/2006          5/1/2006             4/1/2036          357               98,500.00            98,312.95
15923329            3/27/2006          5/1/2006             4/1/2036          357              103,500.00           103,354.52
15923345            3/27/2006          5/1/2006             4/1/2036          357              100,300.00           100,209.09
15923360            3/24/2006          5/1/2006             4/1/2036          357               50,000.00            49,979.45
15923378            3/29/2006          6/1/2006             5/1/2036          358              153,000.00           152,810.10
15923386            3/24/2006          5/1/2006             4/1/2036          357              205,000.00           204,583.75
15923394            3/24/2006          5/1/2006             4/1/2036          357              335,750.00           335,750.00
15923428            3/25/2006          5/1/2006             4/1/2036          357              332,000.00           331,602.00
15923444            3/31/2006          5/1/2006             4/1/2036          357              182,000.00           181,901.02
15923451            3/29/2006          5/1/2006             4/1/2036          357              121,500.00           121,320.22
15923469            3/25/2006          5/1/2006             4/1/2036          357              355,500.00           355,167.15
15923477            3/24/2006          5/1/2006             4/1/2036          357               80,000.00            79,774.43
15923485            3/25/2006          5/1/2006             4/1/2036          357              680,000.00           679,184.81
15923501            3/28/2006          6/1/2006             5/1/2036          358              105,000.00           104,916.89
15923519            3/27/2006          5/1/2006             4/1/2036          357              360,000.00           359,784.21
15923535            3/29/2006          5/1/2006             4/1/2036          357              200,000.00           199,612.79
15923543            3/25/2006          5/1/2006             4/1/2036          357              220,000.00           219,764.24
15923568            3/25/2006          5/1/2006             4/1/2036          357              637,500.00           637,295.72
15923584            3/29/2006          5/1/2006             4/1/2036          357              198,000.00           197,856.15
15923592            3/27/2006          5/1/2006             4/1/2036          357              217,750.00           217,611.46
15923618            3/27/2006          5/1/2006             4/1/2036          357              504,000.00           504,000.00
15923634             4/1/2006          6/1/2006             5/1/2036          358              218,700.00           218,472.35
15923642            3/31/2006          5/1/2006             4/1/2036          357              211,958.10           211,791.26
15923659             4/3/2006          5/1/2006             4/1/2036          357              280,415.00           280,287.80
15923683            3/24/2006          5/1/2006             4/1/2036          357              185,500.00           185,331.01
15923691            3/27/2006          5/1/2006             4/1/2036          357              130,000.00           129,873.11
15923709            3/25/2006          5/1/2006             4/1/2036          357              157,545.00           157,398.52
15923717            3/28/2006          6/1/2006             5/1/2036          358              520,000.00           519,687.88
15923733            3/15/2006          5/1/2006             4/1/2036          357              202,500.00           202,172.56
15923741            3/30/2006          5/1/2006             4/1/2036          357              100,400.00           100,151.65
15923766            3/31/2006          5/1/2006             4/1/2036          357              239,920.00           239,698.48
15923774            3/28/2006          6/1/2006             5/1/2036          358              227,500.00           227,367.32
15923782            3/29/2006          5/1/2006             4/1/2036          357              226,826.00           226,578.06
15923808            3/31/2006          5/1/2006             4/1/2036          357              288,150.00           287,669.28
15923816            3/31/2006          5/1/2006             4/1/2036          357              165,000.00           164,941.46
15923824            3/31/2006          5/1/2006             4/1/2036          357              136,500.00           136,244.99
15923832            3/29/2006          6/1/2006             5/1/2036          358              318,000.00           317,720.73
15923840            3/31/2006          5/1/2006             4/1/2036          357              100,720.00           100,720.00
15923857            3/31/2006          5/1/2006             4/1/2036          357              172,215.00           172,124.10
15923899            3/31/2006          5/1/2006             4/1/2036          357              189,000.00           188,927.68
15923907            3/30/2006          5/1/2006             4/1/2036          357              154,000.00           153,630.16
15923915           12/13/2005          2/1/2006             1/1/2036          354              126,000.00           125,994.94
15923923           12/23/2005          2/1/2006             1/1/2036          354              131,000.00           130,472.29
15923972           12/26/2005          2/1/2006             1/1/2036          354              104,000.00           103,425.40
15923980             2/9/2006          4/1/2006             3/1/2036          356              334,800.00           333,268.85
17077579            5/22/2006          7/1/2006             6/1/2036          359               55,000.00            54,989.54
17059080            5/15/2006          7/1/2006             6/1/2036          359              375,000.00           374,905.06
17099557            5/31/2006          7/1/2006             6/1/2036          359              210,300.00           210,242.25
17099573            5/31/2006          7/1/2006             6/1/2036          359              264,000.00           263,953.98
17055864            5/12/2006          7/1/2006             6/1/2036          359              142,920.00           142,892.89
16927113            3/30/2006          5/1/2006             4/1/2036          357              169,500.00           169,385.46
16927139            3/30/2006          5/1/2006             4/1/2036          357              272,992.00           272,835.18
17004367            4/21/2006          6/1/2006             5/1/2036          358              170,000.00           169,909.80
17012345            4/26/2006          6/1/2006             5/1/2036          358              147,525.00           147,458.73
17072307            5/22/2006          7/1/2006             6/1/2036          359              220,500.00           220,312.95
16932162            3/31/2006          5/1/2006             4/1/2036          357               27,000.00            26,974.26
17005695            4/24/2006          6/1/2006             5/1/2036          358              159,750.00           159,672.12
17059155            5/15/2006          7/1/2006             6/1/2036          359              220,000.00           219,948.68
16976714            5/31/2006          7/1/2006             6/1/2036          359              173,700.00           173,675.52
17092636            5/31/2006          7/1/2006             6/1/2036          359              218,400.00           218,369.21
17092644            5/31/2006          7/1/2006             6/1/2036          359              160,000.00           159,975.44
16980682            5/31/2006          7/1/2006             6/1/2036          359              209,700.00           209,678.16
17050691            5/10/2006          7/1/2006             6/1/2036          359              189,000.00           188,968.41
16976748            5/31/2006          7/1/2006             6/1/2036          359              288,000.00           287,940.65
17060005            5/16/2006          7/1/2006             6/1/2036          359              135,000.00           134,894.69
17059213            5/15/2006          7/1/2006             6/1/2036          359              240,000.00           239,946.27
17085945            5/24/2006          7/1/2006             6/1/2036          359              188,000.00           187,964.35
17059270            5/15/2006          7/1/2006             6/1/2036          359              263,250.00           263,250.00
16976805            5/31/2006          7/1/2006             6/1/2036          359              141,000.00           140,881.54
17071531            5/19/2006          7/1/2006             6/1/2036          359              117,700.00           117,614.82
16976870            5/31/2006          7/1/2006             6/1/2036          359              189,000.00           188,935.23
17095498            5/30/2006          7/1/2006             6/1/2036          359              131,250.00           131,227.12
17095506            5/30/2006          7/1/2006             6/1/2036          359               43,750.00            43,746.28
17089251            5/30/2006          7/1/2006             6/1/2036          359              222,000.00           221,950.30
17091893            5/30/2006          7/1/2006             6/1/2036          359              160,000.00           159,892.62
17088071            5/26/2006          7/1/2006             6/1/2036          359              288,000.00           287,842.65
17096165            5/31/2006          7/1/2006             6/1/2036          359              210,600.00           210,571.47
17096173            5/31/2006          7/1/2006             6/1/2036          359              186,000.00           185,952.92
17087446            5/25/2006          7/1/2006             6/1/2036          359              161,250.00           161,210.81
17087453            5/25/2006          7/1/2006             6/1/2036          359               53,750.00            53,739.34
16983355            5/31/2006          7/1/2006             6/1/2036          359              412,500.00           412,381.49
17091943            5/30/2006          7/1/2006             6/1/2036          359              157,500.00           157,464.75
16976987            5/31/2006          7/1/2006             6/1/2036          359              208,000.00           207,960.43
16977019            5/31/2006          7/1/2006             6/1/2036          359              371,950.00           371,659.85
17096181            5/31/2006          7/1/2006             6/1/2036          359              126,000.00           125,931.03
17096199            5/31/2006          7/1/2006             6/1/2036          359              231,000.00           230,948.29
16964868            4/17/2006          6/1/2006             5/1/2036          358              277,500.00           277,352.77
17056052            5/12/2006          7/1/2006             6/1/2036          359              296,250.00           296,161.84
17091232            5/26/2006          7/1/2006             6/1/2036          359              318,750.00           318,681.53
17053182            5/11/2006          7/1/2006             6/1/2036          359              360,000.00           359,872.18
17084187            5/25/2006          7/1/2006             6/1/2036          359              519,750.00           519,612.51
17096215            5/31/2006          7/1/2006             6/1/2036          359              237,000.00           236,949.09
17062811            5/16/2006          7/1/2006             6/1/2036          359              599,250.00           599,158.00
17056086            5/12/2006          7/1/2006             6/1/2036          359              269,600.00           269,544.44
17066028            5/17/2006          7/1/2006             6/1/2036          359              240,000.00           240,000.00
17068305            5/18/2006          7/1/2006             6/1/2036          359              501,000.00           500,904.70
17059478            5/15/2006          7/1/2006             6/1/2036          359              184,000.00           183,954.44
17099615            5/31/2006          7/1/2006             6/1/2036          359              294,000.00           293,922.23
17092008            5/30/2006          7/1/2006             6/1/2036          359              258,000.00           257,931.75
17092024            5/30/2006          7/1/2006             6/1/2036          359              285,000.00           284,950.32
17075193            5/22/2006          7/1/2006             6/1/2036          359              246,600.00           246,562.14
17087503            5/25/2006          7/1/2006             6/1/2036          359              239,963.00           239,915.57
17099631            5/31/2006          7/1/2006             6/1/2036          359              315,000.00           314,929.48
17095688            5/30/2006          7/1/2006             6/1/2036          359              120,000.00           119,891.52
17084286            5/25/2006          7/1/2006             6/1/2036          359              367,500.00           367,374.06
17092107            5/30/2006          7/1/2006             6/1/2036          359              416,250.00           416,096.89
17099714            5/31/2006          7/1/2006             6/1/2036          359              544,800.00           544,672.92
17096264            5/31/2006          7/1/2006             6/1/2036          359              492,000.00           491,791.88
17032954             5/3/2006          6/1/2006             5/1/2036          358              258,675.00           258,553.95
17081902            5/25/2006          7/1/2006             6/1/2036          359              221,250.00           221,193.99
17026030             5/1/2006          6/1/2006             5/1/2036          358              209,000.00           208,745.88
17004755            4/21/2006          6/1/2006             5/1/2036          358              333,750.00           333,580.52
17047952            5/10/2006          7/1/2006             6/1/2036          359              203,170.00           203,019.22
17075789            5/23/2006          7/1/2006             6/1/2036          359               53,600.00            53,590.14
17078841            5/24/2006          7/1/2006             6/1/2036          359              220,000.00           219,852.39
17068990            5/19/2006          7/1/2006             6/1/2036          359              150,000.00           149,973.85
17069030            5/19/2006          7/1/2006             6/1/2036          359               54,800.00            54,789.92
17043639             5/9/2006          7/1/2006             6/1/2036          359              160,000.00           159,875.19
17063512            5/17/2006          7/1/2006             6/1/2036          359               42,800.00            42,792.12
17096447            5/31/2006          7/1/2006             6/1/2036          359              184,800.00           184,753.22
17060054            5/16/2006          7/1/2006             6/1/2036          359              277,000.00           276,937.99
17056870            5/15/2006          7/1/2006             6/1/2036          359              284,000.00           283,924.87
17075235            5/22/2006          7/1/2006             6/1/2036          359              231,000.00           230,954.34
17081993            5/25/2006          7/1/2006             6/1/2036          359              140,800.00           140,759.75
17089335            5/30/2006          7/1/2006             6/1/2036          359              276,750.00           276,699.69
17085093            5/26/2006          7/1/2006             6/1/2036          359              386,250.00           386,139.58
17078924            5/24/2006          7/1/2006             6/1/2036          359              133,000.00           132,957.56
17096546            5/31/2006          7/1/2006             6/1/2036          359              230,250.00           230,196.29
17092792            5/31/2006          7/1/2006             6/1/2036          359              202,000.00           202,000.00
17069105            5/19/2006          7/1/2006             6/1/2036          359              211,600.00           211,554.55
17069113            5/19/2006          7/1/2006             6/1/2036          359               52,900.00            52,890.27
17096561            5/31/2006          7/1/2006             6/1/2036          359              452,000.00           451,906.86
17096587            5/31/2006          7/1/2006             6/1/2036          359              288,000.00           287,927.09
17089350            5/30/2006          7/1/2006             6/1/2036          359              216,000.00           215,935.72
17082009            5/25/2006          7/1/2006             6/1/2036          359              315,000.00           314,937.73
17099755            5/31/2006          7/1/2006             6/1/2036          359              159,600.00           159,557.48
17075912            5/23/2006          7/1/2006             6/1/2036          359              244,000.00           244,000.00
17092818            5/31/2006          7/1/2006             6/1/2036          359              225,000.00           224,914.04
17092834            5/31/2006          7/1/2006             6/1/2036          359              256,000.00           255,957.22
17096686            5/31/2006          7/1/2006             6/1/2036          359              294,400.00           294,400.00
17096702            5/31/2006          7/1/2006             6/1/2036          359              276,250.00           276,185.56
16855074            2/28/2006          4/1/2006             3/1/2036          356               64,750.00            64,708.42
16924029            3/30/2006          5/1/2006             4/1/2036          357              510,774.00           510,366.30
17060104            5/16/2006          7/1/2006             6/1/2036          359              190,000.00           190,000.00
17056235            5/12/2006          7/1/2006             6/1/2036          359              406,500.00           406,500.00
17071812            5/19/2006          7/1/2006             6/1/2036          359              326,250.00           326,182.77
17053364            5/11/2006          7/1/2006             6/1/2036          359              341,250.00           341,182.54
17066655            5/18/2006          7/1/2006             6/1/2036          359              418,400.00           418,327.06
17056284            5/12/2006          7/1/2006             6/1/2036          359              419,620.00           419,518.02
17078387            5/23/2006          7/1/2006             6/1/2036          359              243,750.00           243,710.95
17075284            5/22/2006          7/1/2006             6/1/2036          359              479,925.00           479,795.34
17099813            5/31/2006          7/1/2006             6/1/2036          359              315,000.00           314,945.09
17083957            5/24/2006          7/1/2006             6/1/2036          359              250,000.00           249,916.16
17081308            5/24/2006          7/1/2006             6/1/2036          359              225,000.00           224,951.67
17078429            5/23/2006          7/1/2006             6/1/2036          359              348,000.00           347,921.84
17089400            5/30/2006          7/1/2006             6/1/2036          359              330,000.00           330,000.00
17083965            5/24/2006          7/1/2006             6/1/2036          359              202,400.00           202,363.21
17084427            5/25/2006          7/1/2006             6/1/2036          359              130,000.00           129,903.52
17092883            5/31/2006          7/1/2006             6/1/2036          359              270,000.00           269,804.59
17092909            5/31/2006          7/1/2006             6/1/2036          359              181,500.00           181,451.99
17089442            5/30/2006          7/1/2006             6/1/2036          359              281,250.00           281,181.65
17089467            5/30/2006          7/1/2006             6/1/2036          359              459,200.00           459,200.00
17098765            5/30/2006          7/1/2006             6/1/2036          359              307,500.00           307,500.00
17092966            5/31/2006          7/1/2006             6/1/2036          359              351,750.00           351,750.00
16811630             2/3/2006          3/1/2006             2/1/2036          355              704,000.00           703,057.94
16858573             3/1/2006          4/1/2006             3/1/2036          356               64,500.00            64,463.16
17026097             5/1/2006          6/1/2006             5/1/2036          358              311,250.00           311,040.68
17032509             5/2/2006          6/1/2006             5/1/2036          358              216,000.00           215,894.70
16948077             4/7/2006          5/1/2006             4/1/2036          357            1,000,000.00           998,847.16
17053406            5/11/2006          7/1/2006             6/1/2036          359              166,400.00           166,377.45
17040197             5/5/2006          6/1/2006             5/1/2036          358              235,400.00           235,306.62
17014598            4/26/2006          6/1/2006             5/1/2036          358              100,000.00            99,950.31
17084450            5/25/2006          7/1/2006             6/1/2036          359              388,000.00           388,000.00
17081357            5/24/2006          7/1/2006             6/1/2036          359              320,000.00           319,912.13
17091273            5/26/2006          7/1/2006             6/1/2036          359              245,281.00           245,223.79
17088535            5/26/2006          7/1/2006             6/1/2036          359              191,250.00           191,216.66
17084476            5/25/2006          7/1/2006             6/1/2036          359              100,000.00            99,925.79
17053448            5/11/2006          7/1/2006             6/1/2036          359              243,750.00           243,699.77
17053463            5/11/2006          7/1/2006             6/1/2036          359              255,000.00           254,938.03
17063025            5/16/2006          7/1/2006             6/1/2036          359              117,500.00           117,481.18
17078502            5/23/2006          7/1/2006             6/1/2036          359              221,000.00           220,973.78
17059528            5/15/2006          7/1/2006             6/1/2036          359              226,000.00           225,969.38
17071085            5/18/2006          7/1/2006             6/1/2036          359              210,000.00           209,969.10
17071093            5/18/2006          7/1/2006             6/1/2036          359               70,000.00            69,990.50
17036211             5/4/2006          6/1/2006             5/1/2036          358              280,000.00           279,909.97
17066150            5/17/2006          7/1/2006             6/1/2036          359              178,000.00           177,968.97
17048133            5/10/2006          7/1/2006             6/1/2036          359              284,000.00           283,954.51
17091299            5/26/2006          7/1/2006             6/1/2036          359              311,250.00           311,167.66
17047572             5/9/2006          7/1/2006             6/1/2036          359              176,250.00           176,222.94
17071101            5/18/2006          7/1/2006             6/1/2036          359              201,750.00           201,704.69
17059577            5/15/2006          7/1/2006             6/1/2036          359              378,000.00           377,928.09
17059593            5/15/2006          7/1/2006             6/1/2036          359              340,000.00           339,845.90
17068529            5/18/2006          7/1/2006             6/1/2036          359              250,000.00           249,814.46
17080573            5/23/2006          7/1/2006             6/1/2036          359              266,800.00           266,195.00
17068552            5/18/2006          7/1/2006             6/1/2036          359              245,600.00           245,549.39
17067810            5/17/2006          7/1/2006             6/1/2036          359               66,250.00            66,243.41
17087602            5/25/2006          7/1/2006             6/1/2036          359              396,800.00           396,711.17
17071143            5/18/2006          7/1/2006             6/1/2036          359              242,400.00           242,335.88
17062332            5/15/2006          7/1/2006             6/1/2036          359              430,500.00           430,418.11
17053588            5/11/2006          7/1/2006             6/1/2036          359              388,000.00           388,000.00
17059627            5/15/2006          7/1/2006             6/1/2036          359               52,500.00            52,490.35
17063074            5/16/2006          7/1/2006             6/1/2036          359               44,000.00            43,992.21
17075342            5/22/2006          7/1/2006             6/1/2036          359              608,000.00           607,874.71
17059635            5/15/2006          7/1/2006             6/1/2036          359              240,000.00           239,946.27
17078577            5/23/2006          7/1/2006             6/1/2036          359              254,250.00           254,212.60
17088592            5/26/2006          7/1/2006             6/1/2036          359              484,800.00           484,671.76
17099953            5/31/2006          7/1/2006             6/1/2036          359              399,200.00           399,102.98
17071986            5/19/2006          7/1/2006             6/1/2036          359              209,990.00           209,929.97
17068628            5/18/2006          7/1/2006             6/1/2036          359               71,500.00            71,488.66
17088618            5/26/2006          7/1/2006             6/1/2036          359              209,250.00           208,188.83
17088626            5/26/2006          7/1/2006             6/1/2036          359               69,750.00            69,738.94
17072018            5/19/2006          7/1/2006             6/1/2036          359              254,200.00           254,142.90
17075375            5/22/2006          7/1/2006             6/1/2036          359              373,500.00           373,440.17
17081456            5/24/2006          7/1/2006             6/1/2036          359              270,000.00           269,934.38
17096785            5/31/2006          7/1/2006             6/1/2036          359              247,500.00           247,434.53
17092347            5/30/2006          7/1/2006             6/1/2036          359              239,250.00           239,204.49
17080615            5/23/2006          7/1/2006             6/1/2036          359              187,400.00           187,350.43
17092362            5/30/2006          7/1/2006             6/1/2036          359              268,000.00           267,963.69
16973562            5/31/2006          7/1/2006             6/1/2036          359              266,250.00           266,197.37
17084575            5/25/2006          7/1/2006             6/1/2036          359              386,250.00           386,147.83
17092370            5/30/2006          7/1/2006             6/1/2036          359              255,000.00           253,193.87
17095761            5/30/2006          7/1/2006             6/1/2036          359              345,000.00           344,908.74
17092396            5/30/2006          7/1/2006             6/1/2036          359              200,000.00           199,961.96
17080631            5/23/2006          7/1/2006             6/1/2036          359              448,000.00           448,000.00
17078593            5/23/2006          7/1/2006             6/1/2036          359              161,600.00           161,569.26
17095803            5/30/2006          7/1/2006             6/1/2036          359              238,400.00           238,354.65
17081464            5/24/2006          7/1/2006             6/1/2036          359              400,000.00           399,890.17
17091331            5/26/2006          7/1/2006             6/1/2036          359              212,000.00           211,964.57
17075433            5/22/2006          7/1/2006             6/1/2036          359              422,750.00           422,682.28
17087628            5/25/2006          7/1/2006             6/1/2036          359              276,750.00           276,652.58
17092412            5/30/2006          7/1/2006             6/1/2036          359              247,500.00           247,434.07
17096827            5/31/2006          7/1/2006             6/1/2036          359              412,500.00           412,377.24
17081522            5/24/2006          7/1/2006             6/1/2036          359              516,000.00           515,863.50
17096835            5/31/2006          7/1/2006             6/1/2036          359              162,990.00           162,869.04
17092438            5/30/2006          7/1/2006             6/1/2036          359              135,000.00           134,974.32
16973661            5/31/2006          7/1/2006             6/1/2036          359              386,250.00           386,139.58
17092446            5/30/2006          7/1/2006             6/1/2036          359              248,000.00           247,950.98
17096900            5/31/2006          7/1/2006             6/1/2036          359              260,000.00           259,944.15
17096926            5/31/2006          7/1/2006             6/1/2036          359              217,000.00           216,962.18
17096934            5/31/2006          7/1/2006             6/1/2036          359              468,800.00           468,800.00
16973703            5/31/2006          7/1/2006             6/1/2036          359              296,000.00           295,834.06
16795213            1/26/2006          3/1/2006             2/1/2036          355              210,000.00           210,000.00
16823809            2/13/2006          4/1/2006             3/1/2036          356              141,000.00           140,719.29
16954190             4/6/2006          6/1/2006             5/1/2036          358               41,250.00            41,141.94
16972572            4/13/2006          6/1/2006             5/1/2036          358               33,300.00            33,294.31
16934952            3/30/2006          5/1/2006             4/1/2036          357              143,085.00           142,802.30
17086117            5/24/2006          7/1/2006             6/1/2036          359              155,000.00           154,972.99
17065632            5/16/2006          7/1/2006             6/1/2036          359              132,800.00           132,739.66
17066309            5/17/2006          7/1/2006             6/1/2036          359              200,000.00           199,969.29
17097767            5/26/2006          7/1/2006             6/1/2036          359              144,000.00           143,977.89
16990350            5/31/2006          7/1/2006             6/1/2036          359              295,800.00           295,721.21
17072919            5/17/2006          7/1/2006             6/1/2036          359              231,000.00           230,946.12
17068701            5/18/2006          7/1/2006             6/1/2036          359               47,000.00            46,984.98
16974917            5/26/2006          7/1/2006             6/1/2036          359              202,320.00           202,284.73
16997793            5/31/2006          7/1/2006             6/1/2036          359              238,064.00           238,030.44
17097858            5/26/2006          7/1/2006             6/1/2036          359              175,000.00           174,904.21
17075441            5/22/2006          7/1/2006             6/1/2036          359              470,320.00           470,244.23
17085572            5/23/2006          7/1/2006             6/1/2036          359              196,425.00           196,382.81
17083387            5/23/2006          7/1/2006             6/1/2036          359               70,000.00            69,951.79
17084658            5/25/2006          7/1/2006             6/1/2036          359              126,000.00           125,927.51
16979924            5/30/2006          7/1/2006             6/1/2036          359               97,200.00            97,186.87
16994170            5/31/2006          7/1/2006             6/1/2036          359              178,000.00           177,889.36
16994188            5/31/2006          7/1/2006             6/1/2036          359              136,800.00           136,763.34
16994253            5/31/2006          7/1/2006             6/1/2036          359              200,000.00           199,865.80
16983090            5/30/2006          7/1/2006             6/1/2036          359              170,000.00           169,960.34
16983124            5/30/2006          7/1/2006             6/1/2036          359               94,000.00            93,935.31
16979965            5/30/2006          7/1/2006             6/1/2036          359              111,500.00           111,413.02
16979973            5/30/2006          7/1/2006             6/1/2036          359               55,100.00            55,071.44
16983165            5/30/2006          7/1/2006             6/1/2036          359              173,250.00           173,206.14
16994394            5/31/2006          7/1/2006             6/1/2036          359              105,000.00           104,972.31
16757791           12/14/2005          2/1/2006             1/1/2036          354              315,000.00           313,644.33
16783078            1/17/2006          3/1/2006             2/1/2036          355               76,500.00            76,277.93
17020280            4/27/2006          6/1/2006             5/1/2036          358              140,250.00           140,060.77
17068750            5/18/2006          7/1/2006             6/1/2036          359               33,600.00            33,594.48
17059676            5/15/2006          7/1/2006             6/1/2036          359              211,850.00           211,822.59
17047747             5/9/2006          7/1/2006             6/1/2036          359               98,500.00            98,433.91
17075458            5/22/2006          7/1/2006             6/1/2036          359              172,000.00           171,972.44
17055500            5/11/2006          7/1/2006             6/1/2036          359              178,400.00           178,274.09
17097056            5/31/2006          7/1/2006             6/1/2036          359              154,000.00           153,977.35
16980708            5/31/2006          7/1/2006             6/1/2036          359              239,500.00           239,322.26
17074535            5/19/2006          7/1/2006             6/1/2036          359               39,000.00            38,996.42
17080664            5/23/2006          7/1/2006             6/1/2036          359              143,300.00           143,267.22
16977076            5/31/2006          7/1/2006             6/1/2036          359              167,000.00           166,917.85
17077850            5/22/2006          7/1/2006             6/1/2036          359               56,250.00            56,242.94
17065830            5/16/2006          7/1/2006             6/1/2036          359               36,400.00            36,373.00
17074600            5/19/2006          7/1/2006             6/1/2036          359              101,000.00           100,930.49
17058793            5/12/2006          7/1/2006             6/1/2021          179               36,000.00            35,988.81
17074626            5/19/2006          7/1/2006             6/1/2036          359               34,500.00            34,493.89
17095886            5/30/2006          7/1/2006             6/1/2036          359              125,600.00           125,483.50
17097106            5/31/2006          7/1/2006             6/1/2036          359              196,800.00           196,638.66
17068008            5/17/2006          7/1/2006             6/1/2036          359               32,470.00            32,465.59
17092545            5/30/2006          7/1/2006             6/1/2036          359              210,000.00           209,958.49
17097148            5/31/2006          7/1/2006             6/1/2036          359              165,000.00           164,968.70
17081621            5/24/2006          7/1/2006             6/1/2036          359               44,970.00            44,781.02
17084765            5/25/2006          7/1/2006             6/1/2036          359              185,000.00           184,862.70
17097155            5/31/2006          7/1/2006             6/1/2036          359              102,000.00           101,980.66
17092578            5/30/2006          7/1/2006             6/1/2036          359               38,630.00            38,614.23
16973802            5/31/2006          7/1/2006             6/1/2036          359              285,200.00           285,136.15
16977134            5/31/2006          7/1/2006             6/1/2036          359              400,900.00           400,622.33
16824997            2/10/2006          4/1/2006             3/1/2036          356              435,000.00           434,411.89
17010323            4/21/2006          6/1/2006             5/1/2036          358              266,500.00           266,385.15
16876294             3/7/2006          5/1/2006             4/1/2036          357               43,750.00            43,709.92
17024183            4/27/2006          6/1/2006             5/1/2036          358              225,900.00           225,806.60
17015793            4/25/2006          6/1/2006             5/1/2036          358              100,400.00           100,366.32
17019464            4/26/2006          6/1/2006             5/1/2036          358              169,200.00           169,130.03
16939779            3/31/2006          5/1/2006             4/1/2036          357               31,000.00            30,992.63
16935132            3/30/2006          5/1/2006             4/1/2036          357               51,850.00            51,342.69
16975948            5/30/2006          7/1/2006             6/1/2036          359              145,800.00           145,761.17
16977209            5/31/2006          7/1/2006             6/1/2036          359              120,000.00           119,964.36
16977225            5/31/2006          7/1/2006             6/1/2036          359              150,000.00           149,966.42
16979791            5/26/2006          7/1/2006             6/1/2036          359              188,400.00           188,356.06
17074691            5/19/2006          7/1/2006             6/1/2036          359              265,800.00           265,742.91
16977241            5/31/2006          7/1/2006             6/1/2036          359              255,200.00           255,140.47
16977266            5/31/2006          7/1/2006             6/1/2036          359              180,000.00           179,869.72
16977274            5/31/2006          7/1/2006             6/1/2036          359              139,200.00           139,168.84
17064361            5/12/2006          7/1/2006             6/1/2036          359              175,600.00           175,563.81
17070715            5/17/2006          7/1/2006             6/1/2036          359              161,200.00           161,169.22
16977290            5/31/2006          7/1/2006             6/1/2036          359              126,350.00           126,313.88
17075524            5/22/2006          7/1/2006             6/1/2036          359              192,000.00           191,949.38
17082322            5/19/2006          7/1/2006             6/1/2036          359              164,800.00           164,752.65
16975138            5/26/2006          7/1/2006             6/1/2036          359              175,900.00           175,841.83
16977316            5/31/2006          7/1/2006             6/1/2036          359              157,600.00           157,567.52
17089012            5/26/2006          7/1/2006             6/1/2036          359              196,000.00           195,850.86
16977332            5/31/2006          7/1/2006             6/1/2036          359              128,000.00           127,966.14
16977373            5/31/2006          7/1/2006             6/1/2036          359              171,000.00           170,939.29
16975997            5/30/2006          7/1/2006             6/1/2036          359              188,000.00           187,962.84
16976011            5/30/2006          7/1/2006             6/1/2036          359              162,400.00           162,382.33
16975153            5/26/2006          7/1/2006             6/1/2036          359              140,800.00           140,756.65
16980773            5/31/2006          7/1/2006             6/1/2036          359              132,000.00           131,913.65
16977415            5/31/2006          7/1/2006             6/1/2036          359              256,000.00           255,949.39
16977498            5/31/2006          7/1/2006             6/1/2036          359              195,900.00           195,852.39
17094582            5/26/2006          7/1/2006             6/1/2036          359               45,950.00            45,925.55
16979577            5/31/2006          7/1/2006             6/1/2036          359              181,600.00           181,471.83
16947251             4/4/2006          6/1/2006             5/1/2036          358               48,850.00            48,842.30
17052770             5/9/2006          6/1/2006             5/1/2036          358              160,800.00           160,727.78
17059833            5/15/2006          7/1/2006             6/1/2021          179              113,600.00           113,253.14
17059841            5/15/2006          7/1/2006             6/1/2036          359              148,500.00           148,449.11
16977720            5/31/2006          7/1/2006             6/1/2036          359              130,500.00           130,424.92
17075540            5/22/2006          7/1/2006             6/1/2036          359              146,700.00           146,625.91
16977746            5/31/2006          7/1/2006             6/1/2036          359              172,000.00           171,963.06
16973935            5/31/2006          7/1/2006             6/1/2036          359              105,550.00           105,535.12
17022260            4/28/2006          6/1/2006             5/1/2036          358              716,000.00           716,000.00
17005885            4/24/2006          6/1/2006             5/1/2036          358              216,000.00           215,670.27
17053935            5/12/2006          7/1/2006             6/1/2036          359              272,650.00           272,571.90
17072141            5/19/2006          7/1/2006             6/1/2036          359              209,900.00           209,858.51
17051608            5/11/2006          7/1/2006             6/1/2036          359              630,000.00           629,791.65
17026311             5/1/2006          6/1/2006             5/1/2036          358              220,000.00           219,909.03
16977761            5/31/2006          7/1/2006             6/1/2036          359               50,000.00            49,973.39
17063637            5/17/2006          7/1/2006             6/1/2036          359              344,250.00           344,162.84
17072471            5/22/2006          7/1/2006             6/1/2036          359              148,000.00           147,908.01
17084948            5/25/2006          7/1/2006             6/1/2036          359              172,000.00           171,963.06
17053687            5/11/2006          7/1/2006             6/1/2036          359              160,000.00           159,878.25
16973968            5/31/2006          7/1/2006             6/1/2036          359              168,000.00           168,000.00
17075557            5/22/2006          7/1/2006             6/1/2036          359              197,250.00           197,200.06
17075565            5/22/2006          7/1/2006             6/1/2036          359               44,750.00            44,741.77
17072489            5/22/2006          7/1/2006             6/1/2036          359              163,500.00           163,478.85
17056938            5/15/2006          7/1/2006             6/1/2036          359              205,200.00           205,051.49
17075599            5/22/2006          7/1/2006             6/1/2036          359              167,200.00           167,158.60
16977779            5/31/2006          7/1/2006             6/1/2036          359              233,600.00           233,430.92
17089491            5/30/2006          7/1/2006             6/1/2036          359              262,500.00           262,459.70
16973984            5/31/2006          7/1/2006             6/1/2036          359              162,000.00           161,899.31
17081761            5/24/2006          7/1/2006             6/1/2036          359              168,000.00           167,887.25
17099029            5/30/2006          7/1/2006             6/1/2036          359              200,000.00           199,966.57
17099037            5/30/2006          7/1/2006             6/1/2036          359              187,500.00           187,459.73
17097320            5/31/2006          7/1/2006             6/1/2036          359              211,000.00           211,000.00
16974008            5/31/2006          7/1/2006             6/1/2036          359              197,100.00           197,100.00
16974016            5/31/2006          7/1/2006             6/1/2036          359              216,850.00           216,813.76
17097338            5/31/2006          7/1/2006             6/1/2036          359              133,000.00           132,906.13
16974032            5/31/2006          7/1/2006             6/1/2036          359              280,000.00           279,934.68
16974073            5/31/2006          7/1/2006             6/1/2036          359              211,500.00           211,500.00
17097353            5/31/2006          7/1/2006             6/1/2036          359              176,000.00           175,844.72
17036807             5/5/2006          6/1/2006             5/1/2036          358              230,950.00           230,661.90
16831356            2/17/2006          4/1/2006             3/1/2036          356              216,000.00           215,740.87
16938862            3/30/2006          5/1/2006             4/1/2036          357               98,400.00            98,279.83
16938946            3/30/2006          5/1/2006             4/1/2036          357              100,000.00            99,830.58
17077058            5/19/2006          7/1/2006             6/1/2036          359              192,500.00           192,463.24
16935355            3/30/2006          5/1/2006             4/1/2036          357               37,200.00            37,161.88
17069907            5/15/2006          7/1/2006             6/1/2036          359              134,900.00           134,807.16
17064031            5/10/2006          7/1/2006             6/1/2036          359              153,000.00           152,935.85
17060559             5/9/2006          7/1/2006             6/1/2036          359              224,150.00           224,101.86
17073081            5/17/2006          7/1/2006             6/1/2036          359               30,800.00            30,797.06
16986549            5/31/2006          7/1/2006             6/1/2036          359              264,000.00           263,844.14
17083551            5/23/2006          7/1/2006             6/1/2036          359              125,000.00           124,964.09
17060690             5/9/2006          7/1/2006             6/1/2036          359              180,900.00           180,803.73
16983538            5/31/2006          7/1/2006             6/1/2036          359              125,910.00           125,837.56
17091448            5/26/2006          7/1/2006             6/1/2036          359              147,000.00           146,890.90
17061060            5/10/2006          7/1/2006             6/1/2036          359               77,000.00            76,950.90
17064122            5/10/2006          7/1/2006             6/1/2036          359              108,900.00           108,847.83
17082819            5/22/2006          7/1/2006             6/1/2036          359              228,870.00           228,826.29
17072737            5/16/2006          7/1/2006             6/1/2036          359              186,400.00           186,274.93
17091463            5/26/2006          7/1/2006             6/1/2036          359              196,000.00           195,961.26
17072760            5/16/2006          7/1/2006             6/1/2021          179               60,000.00            59,834.16
17086588            5/24/2006          7/1/2006             6/1/2036          359              106,000.00           105,932.41
17082918            5/22/2006          7/1/2006             6/1/2036          359               93,450.00            93,396.24
17083593            5/23/2006          7/1/2006             6/1/2036          359              193,500.00           193,479.85
16980971            5/31/2006          7/1/2006             6/1/2036          359              154,320.00           154,275.66
16975245            5/26/2006          7/1/2006             6/1/2036          359              408,000.00           407,759.12
17089111            5/26/2006          7/1/2006             6/1/2036          359              130,150.00           130,140.48
17077298            5/19/2006          7/1/2006             6/1/2036          359              155,000.00           154,969.36
16977837            5/31/2006          7/1/2006             6/1/2036          359              145,600.00           145,600.00
17086794            5/24/2006          7/1/2006             6/1/2036          359              209,000.00           208,970.54
16977852            5/31/2006          7/1/2006             6/1/2036          359              108,800.00           108,725.12
17083817            5/23/2006          7/1/2006             6/1/2036          359              176,000.00           175,869.38
16983637            5/31/2006          7/1/2006             6/1/2036          359              176,400.00           176,362.11
17090838            5/25/2006          7/1/2006             6/1/2036          359              121,950.00           121,886.78
16980302            5/30/2006          7/1/2006             6/1/2036          359              120,000.00           119,952.65
16980310            5/30/2006          7/1/2006             6/1/2036          359               30,000.00            29,994.88
17091588            5/26/2006          7/1/2006             6/1/2036          359              189,000.00           188,956.53
17086893            5/24/2006          7/1/2006             6/1/2036          359              156,600.00           156,600.00
16980328            5/30/2006          7/1/2006             6/1/2036          359              138,750.00           138,695.25
16977894            5/31/2006          7/1/2006             6/1/2036          359              234,000.00           233,945.42
16983710            5/31/2006          7/1/2006             6/1/2036          359              144,630.00           144,610.47
16977936            5/31/2006          7/1/2006             6/1/2036          359              172,000.00           171,890.32
16980377            5/30/2006          7/1/2006             6/1/2036          359              175,000.00           174,926.61
17093089            5/31/2006          7/1/2006             6/1/2036          359              126,900.00           126,884.95
17093097            5/31/2006          7/1/2006             6/1/2036          359               93,750.00            93,697.44
17093139            5/31/2006          7/1/2006             6/1/2036          359               80,000.00            79,958.53
16983827            5/31/2006          7/1/2006             6/1/2036          359              123,000.00           122,925.49
16977951            5/31/2006          7/1/2006             6/1/2036          359              138,320.00           138,242.45
16977985            5/31/2006          7/1/2006             6/1/2036          359              125,000.00           124,944.69
17093196            5/31/2006          7/1/2006             6/1/2036          359              180,000.00           179,899.09
16981169            5/31/2006          7/1/2006             6/1/2036          359              241,390.00           241,271.26
16790198            1/23/2006          3/1/2006             2/1/2036          355               77,500.00            77,178.64
16792673            1/23/2006          3/1/2006             2/1/2036          355              101,200.00           101,094.36
16782906            1/13/2006          3/1/2006             2/1/2036          355              377,100.00           376,891.58
16810046             2/3/2006          3/1/2006             2/1/2036          355              102,000.00           101,724.42
16803033            1/30/2006          3/1/2006             2/1/2036          355              468,750.00           468,750.00
16810954            1/31/2006          3/1/2006             2/1/2036          355               72,000.00            71,930.58
17061755            5/12/2006          7/1/2006             6/1/2036          359              175,000.00           174,963.94
16956658            3/31/2006          5/1/2006             4/1/2036          357               37,000.00            36,991.50
17046392             5/3/2006          7/1/2006             6/1/2036          359              221,542.00           221,485.92
16940264            3/31/2006          5/1/2006             4/1/2036          357              196,000.00           195,878.05
16945586            3/30/2006          5/1/2006             4/1/2036          357              156,000.00           155,902.92
16953986            3/31/2006          5/1/2006             4/1/2036          357               40,500.00            40,489.97
16946683            3/31/2006          5/1/2006             4/1/2036          357               60,000.00            59,949.39
16946709            3/31/2006          5/1/2006             4/1/2036          357               62,500.00            62,445.70
17031048            4/27/2006          6/1/2006             5/1/2036          358              221,350.00           221,059.42
17063314            5/16/2006          7/1/2006             6/1/2036          359              140,000.00           139,971.15
17046418             5/3/2006          6/1/2006             5/1/2036          358              189,600.00           189,539.04
17083130            5/22/2006          7/1/2006             6/1/2036          359              165,000.00           164,886.45
17093477            5/24/2006          7/1/2006             6/1/2036          359              123,150.00           123,114.80
17030529            4/26/2006          6/1/2006             5/1/2036          358              153,750.00           153,671.93
17074014            5/18/2006          7/1/2006             6/1/2036          359               47,475.00            47,470.45
17047879             5/9/2006          7/1/2006             6/1/2036          359              105,000.00           104,938.01
17065236            5/15/2006          7/1/2006             6/1/2036          359              310,500.00           310,302.01
17073370            5/17/2006          7/1/2006             6/1/2021          179               46,500.00            46,485.14
17083155            5/22/2006          7/1/2006             6/1/2036          359              288,000.00           287,943.07
17056631            5/12/2006          7/1/2006             6/1/2036          359              324,000.00           323,925.47
17063710            5/17/2006          7/1/2006             6/1/2036          359              187,000.00           186,965.63
17056946            5/15/2006          7/1/2006             6/1/2036          359              350,250.00           350,191.46
17085382            5/22/2006          7/1/2006             6/1/2036          359              156,000.00           155,969.16
17093311            5/22/2006          7/1/2006             6/1/2036          359               39,000.00            38,996.81
16976425            5/30/2006          7/1/2006             6/1/2036          359              222,400.00           222,352.23
16976433            5/30/2006          7/1/2006             6/1/2036          359               55,600.00            55,591.54
17061078            5/10/2006          7/1/2006             6/1/2036          359              172,000.00           171,872.35
17082405            5/19/2006          7/1/2006             6/1/2036          359               90,000.00            89,946.87
16979593            5/19/2006          7/1/2006             6/1/2036          359              154,000.00           153,964.08
17055021             5/9/2006          7/1/2006             6/1/2036          359              429,400.00           429,301.22
17048216            5/10/2006          7/1/2006             6/1/2036          359              164,000.00           163,974.82
17063348            5/16/2006          7/1/2006             6/1/2036          359              137,500.00           137,477.98
17055575            5/11/2006          7/1/2006             6/1/2036          359              151,900.00           151,800.64
17085739            5/23/2006          7/1/2006             6/1/2036          359               37,000.00            36,992.38
16980526            5/30/2006          7/1/2006             6/1/2036          359              143,587.00           143,550.65
17079732            5/19/2006          7/1/2006             6/1/2036          359               44,750.00            44,746.04
17061870            5/12/2006          7/1/2006             6/1/2036          359               49,975.00            49,970.58
17090184            5/24/2006          7/1/2006             6/1/2036          359              255,200.00           255,157.35
17061227            5/11/2006          7/1/2006             6/1/2036          359              200,000.00           199,969.29
17042565             5/4/2006          7/1/2006             6/1/2036          359              152,000.00           151,900.57
16975427            5/26/2006          7/1/2006             6/1/2036          359              144,415.00           144,395.43
17079047            5/19/2006          7/1/2006             6/1/2036          359               40,000.00            39,995.87
17061904            5/12/2006          7/1/2006             6/1/2036          359              257,700.00           257,656.93
17053075            5/10/2006          7/1/2006             6/1/2036          359              216,000.00           215,949.61
17076167            5/17/2006          7/1/2006             6/1/2036          359              661,600.00           661,410.86
17080276            5/22/2006          7/1/2006             6/1/2036          359              216,900.00           216,765.18
17090200            5/24/2006          7/1/2006             6/1/2036          359              208,000.00           207,953.29
16986440            5/30/2006          7/1/2006             6/1/2036          359               36,771.00            36,768.00
17063355            5/16/2006          7/1/2006             6/1/2036          359              218,000.00           217,846.14
17074030            5/18/2006          7/1/2006             6/1/2036          359               60,500.00            60,474.63
17073412            5/17/2006          7/1/2006             6/1/2036          359               37,000.00            36,994.37
16975443            5/26/2006          7/1/2006             6/1/2036          359               49,250.00            49,245.65
17085432            5/22/2006          7/1/2006             6/1/2036          359              155,625.00           155,587.17
16975450            5/26/2006          7/1/2006             6/1/2036          359              195,750.00           195,709.66
16975468            5/26/2006          7/1/2006             6/1/2036          359               65,250.00            65,242.11
17082249            5/18/2006          7/1/2006             6/1/2036          359              216,000.00           215,947.51
17082256            5/18/2006          7/1/2006             6/1/2036          359               54,000.00            53,988.89
17073438            5/17/2006          7/1/2006             6/1/2036          359               33,250.00            33,236.06
17072828            5/16/2006          7/1/2006             6/1/2036          359               61,000.00            60,989.98
16980567            5/30/2006          7/1/2006             6/1/2036          359              212,000.00           211,954.46
16980575            5/30/2006          7/1/2006             6/1/2036          359               53,000.00            52,995.31
17085770            5/23/2006          7/1/2006             6/1/2036          359               58,750.00            58,743.92
17079740            5/19/2006          7/1/2006             6/1/2036          359              227,920.00           227,859.70
17079757            5/19/2006          7/1/2006             6/1/2036          359               56,980.00            56,968.28
16975476            5/26/2006          7/1/2006             6/1/2036          359              198,574.00           198,525.74
16981177            5/31/2006          7/1/2006             6/1/2036          359              128,250.00           128,229.46
16986689            5/31/2006          7/1/2006             6/1/2036          359              120,000.00           119,919.32
17093337            5/23/2006          7/1/2006             6/1/2036          359              448,000.00           447,748.84
16974768            5/23/2006          7/1/2006             6/1/2036          359              187,500.00           187,383.45
17063785            5/17/2006          7/1/2006             6/1/2036          359              270,000.00           269,789.37
16984056            5/31/2006          7/1/2006             6/1/2036          359              183,900.00           183,872.95
17097684            5/24/2006          7/1/2006             6/1/2036          359              224,000.00           223,949.85
16982878            5/24/2006          7/1/2006             6/1/2036          359               33,000.00            32,996.85
16974776            5/23/2006          7/1/2006             6/1/2036          359              231,000.00           230,954.34
17079773            5/19/2006          7/1/2006             6/1/2036          359               48,250.00            48,227.53
17072208            5/19/2006          7/1/2006             6/1/2036          359              175,600.00           175,501.56
17093519            5/24/2006          7/1/2006             6/1/2036          359              324,000.00           323,956.25
17098500            5/26/2006          7/1/2006             6/1/2036          359              153,750.00           153,635.90
17098518            5/26/2006          7/1/2006             6/1/2021          179               51,250.00            51,227.92
17093527            5/24/2006          7/1/2006             6/1/2036          359              328,500.00           328,455.64
17069253            5/19/2006          7/1/2006             6/1/2036          359              269,600.00           269,418.74
17082272            5/18/2006          7/1/2006             6/1/2036          359              218,900.00           218,754.89
17085804            5/23/2006          7/1/2006             6/1/2036          359              262,400.00           262,338.79
17098583            5/26/2006          7/1/2006             6/1/2036          359              157,500.00           157,472.54
17098591            5/26/2006          7/1/2006             6/1/2036          359               52,500.00            52,494.97
16990590            5/31/2006          7/1/2006             6/1/2036          359              220,000.00           219,952.75
17093352            5/23/2006          7/1/2006             6/1/2036          359               48,750.00            48,736.05
17085820            5/23/2006          7/1/2006             6/1/2036          359              180,000.00           179,878.98
17093543            5/24/2006          7/1/2006             6/1/2036          359               51,000.00            50,994.93
16981185            5/31/2006          7/1/2006             6/1/2036          359              103,000.00           102,979.64
17083189            5/22/2006          7/1/2006             6/1/2036          359               49,500.00            49,495.96
16994667            5/31/2006          7/1/2006             6/1/2036          359              228,750.00           228,706.63
16990616            5/31/2006          7/1/2006             6/1/2036          359              144,000.00           143,976.93
16975575            5/26/2006          7/1/2006             6/1/2036          359              228,800.00           228,754.77
17081779            5/24/2006          7/1/2006             6/1/2036          359              180,000.00           179,975.61
16984072            5/31/2006          7/1/2006             6/1/2036          359               68,000.00            67,955.52
17080292            5/22/2006          7/1/2006             6/1/2036          359              212,500.00           212,386.92
16975609            5/26/2006          7/1/2006             6/1/2036          359              212,250.00           212,191.73
16976441            5/30/2006          7/1/2006             6/1/2036          359              132,800.00           132,688.43
17083205            5/22/2006          7/1/2006             6/1/2036          359               60,500.00            60,494.65
17081787            5/24/2006          7/1/2006             6/1/2036          359              183,750.00           183,717.97
17098609            5/26/2006          7/1/2006             6/1/2036          359               31,000.00            30,997.26
16986457            5/30/2006          7/1/2006             6/1/2036          359              210,000.00           209,876.02
16975641            5/26/2006          7/1/2006             6/1/2036          359              165,000.00           164,956.36
16981201            5/31/2006          7/1/2006             6/1/2036          359              232,500.00           232,438.70
16982944            5/26/2006          7/1/2006             6/1/2036          359              176,600.00           176,566.51
16984080            5/31/2006          7/1/2006             6/1/2036          359              134,000.00           133,974.51
17093600            5/24/2006          7/1/2006             6/1/2036          359               34,250.00            34,247.09
16986788            5/31/2006          7/1/2006             6/1/2036          359              296,500.00           296,424.94
16975765            5/26/2006          7/1/2006             6/1/2036          359               36,000.00            35,691.51
16998064            5/31/2006          7/1/2006             6/1/2036          359              224,000.00           223,960.95
17089566            5/30/2006          7/1/2006             6/1/2036          359              160,000.00           159,889.89
16986804            5/31/2006          7/1/2006             6/1/2036          359              308,000.00           307,946.31
16959884            4/13/2006          6/1/2006             5/1/2036          358               26,400.00            26,385.65
17047275             5/8/2006          7/1/2006             6/1/2036          359               97,500.00            97,487.39
17039827             5/4/2006          6/1/2006             5/1/2036          358              154,800.00           154,643.04
17056649            5/12/2006          7/1/2006             6/1/2036          359              104,000.00           103,926.60
17060195            5/16/2006          7/1/2006             6/1/2036          359               60,000.00            59,967.00
17068107            5/17/2006          7/1/2006             6/1/2036          359              189,000.00           188,891.27
16981292            5/31/2006          7/1/2006             6/1/2036          359              134,100.00           134,078.52
17067752            5/16/2006          7/1/2006             6/1/2036          359              107,800.00           107,746.98
17060203            5/16/2006          7/1/2006             6/1/2036          359              140,000.00           139,921.52
16978041            5/31/2006          7/1/2006             6/1/2036          359              238,650.00           238,485.76
17072539            5/22/2006          7/1/2006             6/1/2036          359               90,000.00            89,987.79
17060229            5/16/2006          7/1/2006             6/1/2036          359              204,300.00           204,179.39
17059890            5/15/2006          7/1/2006             6/1/2036          359              180,000.00           179,942.56
17072257            5/19/2006          7/1/2006             6/1/2036          359               84,000.00            83,952.91
17068123            5/17/2006          7/1/2006             6/1/2036          359               97,500.00            97,440.94
17068131            5/17/2006          7/1/2006             6/1/2036          359              255,000.00           254,853.29
17075649            5/22/2006          7/1/2006             6/1/2036          359              130,500.00           130,440.72
17060237            5/16/2006          7/1/2006             6/1/2036          359              134,000.00           133,976.64
17091018            5/25/2006          7/1/2006             6/1/2036          359              116,000.00           115,909.51
17095118            5/26/2006          7/1/2006             6/1/2036          359              137,700.00           137,630.46
16744351           12/21/2005          2/1/2006             1/1/2036          354               80,000.00            79,815.16
16960817            4/12/2006          6/1/2006             5/1/2021          178               25,550.00            25,534.90
16921504            3/31/2006          5/1/2006             4/1/2036          357              155,000.00           154,931.09
17010885            4/21/2006          6/1/2006             5/1/2026          238               65,000.00            64,651.98
17041849             5/1/2006          7/1/2006             6/1/2036          359              178,200.00           178,182.24
17091620            5/26/2006          7/1/2006             6/1/2036          359              260,000.00           259,935.63
16978298            5/31/2006          7/1/2006             6/1/2021          179               93,000.00            92,706.59
16978306            5/31/2006          7/1/2006             6/1/2036          359              218,000.00           217,951.20
17077546            5/19/2006          7/1/2006             6/1/2036          359               62,700.00            62,653.47
16976607            5/30/2006          7/1/2006             6/1/2036          359              321,000.00           320,936.54
17095357            5/26/2006          7/1/2006             6/1/2036          359              224,800.00           224,745.37
16976623            5/30/2006          7/1/2006             6/1/2036          359              218,200.00           218,175.21
16981557            5/31/2006          7/1/2006             6/1/2036          359              203,000.00           202,971.38
16984296            5/31/2006          7/1/2006             6/1/2026          239               75,750.00            75,621.38
16978421            5/31/2006          7/1/2006             6/1/2036          359               58,000.00            57,965.76
16981599            5/31/2006          7/1/2006             6/1/2036          359              236,000.00           235,942.64
16978454            5/31/2006          7/1/2006             6/1/2036          359               58,300.00            58,268.08
17020454            4/27/2006          6/1/2006             5/1/2036          358              340,400.00           340,240.69
17072554            5/22/2006          7/1/2006             6/1/2036          359              271,500.00           271,444.03
17095431            5/26/2006          7/1/2006             6/1/2036          359              221,250.00           221,202.48
17089137            5/26/2006          7/1/2006             6/1/2036          359              252,000.00           251,952.21
17072570            5/22/2006          7/1/2006             6/1/2036          359              208,500.00           208,451.37
17036369             5/4/2006          6/1/2006             5/1/2036          358              311,250.00           311,165.60
17076068            5/23/2006          7/1/2006             6/1/2036          359               53,200.00            53,190.58
17066606            5/17/2006          7/1/2006             6/1/2036          359              188,300.00           188,230.74
17089590            5/30/2006          7/1/2006             6/1/2036          359              185,200.00           185,160.22
17054156            5/12/2006          7/1/2006             6/1/2036          359              420,800.00           420,705.80
17057100            5/15/2006          7/1/2006             6/1/2036          359              243,750.00           241,978.03
17089178            5/26/2006          7/1/2006             6/1/2036          359              207,000.00           206,963.92
17085267            5/26/2006          7/1/2006             6/1/2036          359              264,000.00           263,945.60
17085275            5/26/2006          7/1/2006             6/1/2036          359              472,500.00           472,375.38
17082157            5/25/2006          7/1/2006             6/1/2036          359              191,250.00           191,199.58
17095456            5/26/2006          7/1/2006             6/1/2036          359              189,000.00           188,952.15
17075730            5/22/2006          7/1/2006             6/1/2036          359              191,250.00           191,215.23
17075748            5/22/2006          7/1/2006             6/1/2036          359               63,750.00            63,741.01
16974156            5/31/2006          7/1/2006             6/1/2036          359              222,750.00           222,686.32
17089616            5/30/2006          7/1/2006             6/1/2036          359              247,500.00           247,439.85
16978512            5/31/2006          7/1/2006             6/1/2036          359              150,400.00           150,346.60
17096066            5/30/2006          7/1/2006             6/1/2036          359              264,350.00           264,290.82
17097460            5/31/2006          7/1/2006             6/1/2036          359              230,400.00           230,358.11
16978538            5/31/2006          7/1/2006             6/1/2036          359              153,000.00           152,970.98
17099441            5/30/2006          7/1/2006             6/1/2036          359              243,600.00           243,562.61
15444599            5/27/2004          7/1/2004             6/1/2034          335              300,000.00           292,246.05
15819618            1/18/2006          3/1/2006             2/1/2036          355               68,250.00            68,096.51
15819634            1/19/2006          3/1/2006             2/1/2036          355               70,000.00            69,830.53
15819642            2/23/2006          4/1/2006             3/1/2036          356               69,600.00            69,473.96
15819659             3/3/2006          5/1/2006             4/1/2036          357              276,250.00           275,689.07
15819667            3/13/2006          5/1/2006             4/1/2036          357               85,125.00            85,009.86
15819675             3/9/2006          5/1/2006             4/1/2036          357              136,200.00           135,975.12
15819725             3/2/2006          5/1/2006             4/1/2036          357              135,800.00           135,530.45
15819733            3/13/2006          5/1/2006             4/1/2036          357              164,150.00           163,905.86
15819741            3/10/2006          5/1/2006             4/1/2036          357              113,400.00           113,212.38
15819758            3/13/2006          5/1/2006             4/1/2036          357               75,000.00            74,892.34
15819766             3/8/2006          5/1/2006             4/1/2036          357              334,800.00           334,314.59
15819774            3/13/2006          5/1/2006             4/1/2036          357              199,500.00           199,187.32
15819782            3/15/2006          5/1/2006             4/1/2036          357              240,500.00           240,098.80
15819790             3/7/2006          5/1/2006             4/1/2036          357              199,500.00           198,831.35
15819808            3/15/2006          5/1/2006             4/1/2036          357              378,000.00           377,156.73
15819816            3/14/2006          5/1/2006             4/1/2036          357               94,250.00            94,102.26
15819824            3/14/2006          5/1/2006             4/1/2036          357              135,000.00           134,765.05
15819840             3/2/2006          5/1/2006             4/1/2036          357               80,250.00            80,141.46
15819857            3/18/2006          5/1/2006             4/1/2036          357              198,750.00           198,421.86
15819873            3/15/2006          5/1/2006             4/1/2036          357              112,000.00           111,772.57
15819881             3/8/2006          5/1/2006             4/1/2036          357               84,000.00            83,875.05
15819907            3/23/2006          5/1/2006             4/1/2036          357              132,000.00           131,748.30
15819915            3/10/2006          5/1/2006             4/1/2036          357              198,750.00           198,410.37
15819923            3/20/2006          5/1/2006             4/1/2036          357              132,000.00           131,803.67
15819931            3/24/2006          5/1/2006             4/1/2036          357              128,700.00           128,349.17
15819956            3/21/2006          5/1/2006             4/1/2036          357              359,000.00           358,342.92
15819964            3/15/2006          5/1/2006             4/1/2036          357               96,600.00            96,438.48
15819972            3/16/2006          5/1/2006             4/1/2036          357              395,000.00           394,239.17
15819980             3/9/2006          5/1/2006             4/1/2036          357              126,000.00           125,780.94
15820012            3/23/2006          5/1/2006             4/1/2036          357              155,000.00           154,743.56
15820038            3/13/2006          5/1/2006             4/1/2036          357              120,000.00           119,801.87
15820046            3/23/2006          5/1/2006             4/1/2036          357              141,000.00           140,699.52
15820061            3/22/2006          5/1/2006             4/1/2036          357              371,000.00           370,354.96
15820079            3/23/2006          5/1/2006             4/1/2036          357              153,750.00           153,509.04
15820087            3/24/2006          5/1/2006             4/1/2036          357              195,000.00           194,709.96
15820103            3/15/2006          5/1/2006             4/1/2036          357              167,300.00           167,006.90
15820111            3/25/2006          5/1/2006             4/1/2036          357              289,500.00           289,041.53
15820129            3/18/2006          5/1/2006             4/1/2036          357              285,000.00           284,422.48
15820160            3/24/2006          5/1/2006             4/1/2036          357              235,000.00           234,523.80
15820178            3/22/2006          5/1/2006             4/1/2036          357              134,400.00           134,177.63
15820202            3/15/2006          5/1/2006             4/1/2036          357              211,250.00           210,918.92
15820210            3/22/2006          5/1/2006             4/1/2036          357              171,500.00           171,244.94
15820251            3/27/2006          5/1/2006             4/1/2036          357              305,000.00           304,491.21
15820269            3/24/2006          5/1/2006             4/1/2036          357              224,250.00           223,794.68
15820285            3/23/2006          5/1/2006             4/1/2036          357              234,000.00           233,525.82
15820293            3/24/2006          5/1/2006             4/1/2036          357              185,000.00           184,585.52
15820301            3/20/2006          5/1/2006             4/1/2036          357              165,750.00           165,473.50
15820319            3/21/2006          5/1/2006             4/1/2036          357               84,000.00            83,846.25
15820327            3/20/2006          5/1/2006             4/1/2036          357              117,000.00           116,762.93
15820335            3/22/2006          5/1/2006             4/1/2036          357               78,000.00            77,870.97
15820343            3/15/2006          5/1/2006             4/1/2036          357               98,000.00            97,846.42
15820350            3/28/2006          6/1/2006             5/1/2036          358              135,000.00           134,835.86
15820368            3/28/2006          6/1/2006             5/1/2036          358              307,500.00           307,223.88
15820376            3/30/2006          6/1/2006             5/1/2036          358              128,100.00           127,959.25
15820384            3/24/2006          5/1/2006             4/1/2036          357              208,800.00           208,454.55
15820400            3/28/2006          6/1/2006             5/1/2036          358              176,400.00           176,204.55
15820418            3/27/2006          5/1/2006             4/1/2036          357              318,500.00           317,886.53
15830664            2/17/2006          4/1/2006             3/1/2036          356               72,000.00            71,827.23
15830672             4/7/2006          6/1/2006             5/1/2036          358               98,700.00            98,611.37
15830680             4/5/2006          6/1/2006             5/1/2036          358              211,250.00           211,041.37
15830722            3/28/2006          6/1/2006             5/1/2036          358              273,000.00           272,551.13
15830748             4/3/2006          6/1/2006             5/1/2036          358              203,000.00           202,775.07
15830755            3/30/2006          6/1/2006             5/1/2036          358              299,250.00           298,921.87
15830789             4/5/2006          6/1/2006             5/1/2036          358              358,000.00           357,541.87
15830797            4/11/2006          6/1/2006             5/1/2036          358              210,000.00           209,677.84
15830805            3/22/2006          5/1/2006             4/1/2036          357              282,000.00           281,529.56
15830862             4/3/2006          6/1/2006             5/1/2036          358              100,000.00            99,877.32
15830870            3/30/2006          6/1/2006             5/1/2036          358               60,000.00            59,952.11
15830904             4/3/2006          6/1/2006             5/1/2036          358              192,500.00           192,288.91
15830995             4/5/2006          6/1/2006             5/1/2036          358              233,750.00           233,493.68
15831027            3/10/2006          5/1/2006             4/1/2036          357              289,250.00           288,771.45
15831035             4/6/2006          6/1/2006             5/1/2036          358              199,500.00           199,322.38
15831043            3/29/2006          6/1/2006             5/1/2036          358              273,000.00           272,715.85
15831076            3/29/2006          6/1/2006             5/1/2036          358              210,000.00           209,731.26
15831092             4/6/2006          6/1/2006             5/1/2036          358              210,000.00           209,764.89
15831100             4/6/2006          6/1/2006             5/1/2036          358              154,500.00           154,376.68
15831118            3/31/2006          6/1/2006             5/1/2036          358              289,000.00           288,676.39
11607991             5/1/2002          6/1/2002             5/1/2032          310              191,665.19           184,171.05
15466253            2/11/2003          4/1/2003             3/1/2033          320              232,300.00           218,130.73
15468465            1/25/2002          3/1/2002             2/1/2032          307              225,000.00           212,433.32
15468564             9/4/2002         11/1/2002            10/1/2032          315              106,000.00            61,391.91
5065933             3/27/2000         4/27/2000            3/27/2030          285               81,000.00            76,567.84
5069034             4/25/2006         5/25/2006            5/25/2036          359               72,675.00            72,577.15
5068192             2/20/2006         3/20/2006            1/20/2016          115               24,903.50            24,401.78
5069075              4/1/2006          5/1/2006             4/1/2031          297               40,000.00            39,872.99
5069059              4/1/2006          5/1/2006             4/1/2031          297               40,000.00            39,562.20
15457682            7/25/2005          9/1/2005             8/1/2035          349              428,400.00           423,451.80
15640790           11/17/2005          1/1/2006            12/1/2035          353               50,000.00            49,804.48
15774599            2/21/2006          4/1/2006             3/1/2036          356               86,400.00            86,104.28
15774607            2/21/2006          4/1/2006             3/1/2036          356               21,600.00            21,568.41
15819378            2/22/2006          4/1/2006             3/1/2036          356              125,000.00           122,113.04
15774631            2/23/2006          4/1/2006             3/1/2036          356              105,000.00           104,793.12
15819386            3/27/2006          5/1/2006             4/1/2036          357              105,000.00           104,693.03
15819394            3/30/2006          5/1/2006             4/1/2036          357              181,800.00           181,545.35
15819402            3/27/2006          5/1/2006             4/1/2036          357              157,250.00           157,039.12
15819410            4/10/2006          6/1/2006             5/1/2036          358              185,000.00           184,688.27
15819428             4/6/2006          6/1/2006             5/1/2036          358              179,250.00           178,959.60
15819436            3/27/2006          5/1/2006             4/1/2036          357              346,200.00           346,199.67
15668122            12/7/2005          1/1/2006            12/1/2045          473              548,000.00           546,512.28
15773468            1/25/2006          3/1/2006             2/1/2046          475              100,300.00           100,190.26
15668759            12/5/2005          2/1/2006             1/1/2046          474              400,000.00           399,127.58
15773567            1/31/2006          3/1/2006             2/1/2046          475              257,940.00           257,647.70
15773583           12/21/2005          2/1/2006             1/1/2036          354              172,400.00           172,400.00
15812860            2/20/2006          4/1/2006             3/1/2036          356              177,000.00           176,715.50
15819444            2/24/2006          4/1/2006             3/1/2036          356              490,000.00           488,557.79
15819469            3/25/2006          5/1/2006             4/1/2036          357              303,500.00           303,500.00
15819477            3/28/2006          6/1/2006             5/1/2036          358              400,000.00           399,327.09
15819485            3/16/2006          5/1/2006             4/1/2036          357              133,000.00           132,705.00
15819493            3/21/2006          5/1/2006             4/1/2036          357              297,500.00           296,778.47
15819501            3/27/2006          5/1/2006             4/1/2036          357              225,000.00           224,839.87
15819519            3/29/2006          5/1/2006             4/1/2036          357              152,000.00           152,000.00
15814890             3/1/2006          5/1/2006             4/1/2036          357              159,250.00           158,912.87
15819535            3/13/2006          5/1/2006             4/1/2036          357              168,000.00           167,895.73
15819543            3/13/2006          5/1/2006             4/1/2021          177               42,000.00            41,967.59
15819550            3/24/2006          5/1/2006             4/1/2036          357              770,000.00           770,000.00
15819568            3/28/2006          5/1/2006             4/1/2036          357              547,200.00           547,200.00
15819576            3/23/2006          5/1/2006             4/1/2036          357              180,500.00           180,044.71
15815384            3/20/2006          5/1/2006             4/1/2036          357              201,150.00           200,788.56
15819584            3/10/2006          5/1/2006             4/1/2036          357              150,000.00           149,643.33
15819592            3/14/2006          5/1/2006             4/1/2036          357              240,904.00           240,390.61
15819600            3/15/2006          5/1/2006             4/1/2036          357              225,000.00           224,731.71
15833452            4/10/2006          6/1/2006             5/1/2036          358              217,600.00           217,600.00
15833460            2/27/2006          5/1/2006             4/1/2046          477              308,000.00           307,732.78
15833478            2/27/2006          5/1/2006             4/1/2021          177               77,000.00            76,946.48
15833502            3/28/2006          6/1/2006             5/1/2036          358              160,800.00           160,595.90
15833510             4/5/2006          6/1/2006             5/1/2036          358              168,000.00           167,749.86
15833528             4/5/2006          6/1/2006             5/1/2036          358              198,000.00           197,885.86
15833536            3/31/2006         5/15/2006            4/15/2036          358               85,700.00            85,536.94
15833544             4/5/2006          6/1/2006             5/1/2036          358              286,000.00           285,835.12
15833551            4/12/2006          6/1/2006             5/1/2036          358              127,775.00           127,628.65
15833569            3/27/2006          5/1/2006             4/1/2036          357              145,800.00           145,650.23
15833577             4/1/2006          6/1/2006             5/1/2036          358              325,600.00           325,026.67
15833593             4/5/2006          5/1/2006             4/1/2036          357              156,000.00           155,598.74
15833601            4/13/2006          6/1/2006             5/1/2036          358              140,000.00           139,809.59
15833619             4/7/2006          6/1/2006             5/1/2036          358              283,500.00           283,106.54
15833627            4/11/2006          6/1/2006             5/1/2036          358              318,000.00           317,756.39
15833635            4/12/2006          6/1/2006             5/1/2036          358              235,900.00           235,565.93
15833643            4/13/2006          6/1/2006             5/1/2036          358              200,000.00           199,702.21
15833676            4/14/2006          6/1/2006             5/1/2036          358              208,000.00           207,657.34
15833692            4/10/2006          6/1/2006             5/1/2036          358              136,000.00           135,787.18
15833726             4/8/2006          6/1/2006             5/1/2036          358              318,750.00           318,750.00
15833742            3/24/2006          5/1/2006             4/1/2036          357              535,000.00           533,647.85
15833759             4/3/2006          6/1/2006             5/1/2036          358              350,000.00           349,473.65
15833767            4/10/2006          6/1/2006             5/1/2036          358              264,000.00           263,824.83
15833775             4/6/2006          6/1/2006             5/1/2036          358              461,000.00           460,285.71
15833783             4/6/2006          6/1/2006             5/1/2036          358              160,600.00           160,600.00
15833791            4/14/2006          6/1/2006             5/1/2036          358               96,000.00            95,893.08
15833809            4/12/2006          6/1/2006             5/1/2036          358              224,000.00           223,638.19
15833817            4/11/2006          6/1/2006             5/1/2036          358              184,000.00           183,725.50
15833825            3/21/2006          5/1/2006             4/1/2036          357               81,000.00            80,777.01
15833833            4/11/2006          6/1/2006             5/1/2036          358              250,000.00           249,719.53
15833841            3/14/2006          5/1/2006             4/1/2046          477              100,000.00            99,904.35
15833858            3/28/2006          5/1/2006             4/1/2036          357              167,250.00           167,096.31
15833866            3/28/2006          5/1/2006             4/1/2021          177               55,750.00            55,693.00
15833890            3/30/2006          5/1/2006             4/1/2036          357              180,800.00           180,800.00
15833908            3/30/2006          5/1/2006             4/1/2021          177               45,200.00            45,158.59
15833916             4/7/2006          6/1/2006             5/1/2036          358              180,000.00           179,709.82
15833924             4/5/2006          5/1/2006             4/1/2036          357              221,000.00           221,000.00
15833932            3/31/2006          5/1/2006             4/1/2036          357              240,000.00           240,000.00
15833940            3/28/2006          5/1/2006             4/1/2036          357              460,000.00           459,452.31
15833965            3/31/2006          5/1/2006             4/1/2036          357              205,000.00           204,806.70
15833973            3/30/2006          5/1/2006             4/1/2036          357              156,720.00           156,584.01
15833981             4/4/2006          6/1/2006             5/1/2036          358              200,000.00           199,873.58
15833999            3/24/2006          5/1/2006             4/1/2036          357              153,300.00           152,939.05
15834005            4/12/2006          6/1/2006             5/1/2036          358              175,805.00           175,507.30
15834013             4/1/2006          6/1/2006             5/1/2036          358              177,000.00           176,740.64
15834021             4/5/2006          6/1/2006             5/1/2036          358              208,800.00           208,458.04
15834039             4/7/2006          6/1/2006             5/1/2036          358              184,500.00           184,500.00
15834047            3/31/2006          5/1/2006             4/1/2036          357              370,000.00           370,000.00
15834054             4/5/2006          6/1/2006             5/1/2036          358              272,000.00           271,630.04
15834062            4/14/2006          6/1/2006             5/1/2036          358              259,250.00           258,893.09
15834070            4/12/2006          6/1/2006             5/1/2036          358              210,000.00           209,654.04
15834088            4/11/2006          6/1/2006             5/1/2036          358              310,000.00           309,581.76
15834104            4/17/2006          6/1/2006             5/1/2036          358              359,500.00           359,336.24
15834120             4/8/2006          6/1/2006             5/1/2036          358              210,000.00           209,733.44
15834138            4/13/2006          6/1/2006             5/1/2036          358              428,000.00           427,727.94
15834146            4/13/2006          6/1/2006             5/1/2036          358              150,000.00           149,785.85
15834153            4/19/2006          6/1/2006             5/1/2036          358              234,000.00           233,663.59
15834179            4/13/2006          6/1/2006             5/1/2036          358              200,000.00           199,771.40
15834187             4/6/2006          6/1/2006             5/1/2036          358              117,000.00           116,857.31
15834203            4/13/2006          6/1/2006             5/1/2036          358              205,000.00           204,694.77
15834211            4/18/2006          6/1/2006             5/1/2036          358              332,000.00           332,000.00
15834229            4/14/2006          6/1/2006             5/1/2036          358              229,000.00           228,999.91
15834237            3/29/2006          6/1/2006             5/1/2036          358              132,000.00           131,967.46
15834245             4/5/2006          6/1/2006             5/1/2036          358              212,000.00           211,862.91
15834252             4/5/2006          6/1/2006             5/1/2036          358               98,500.00            98,343.71
15834260             4/7/2006          6/1/2006             5/1/2036          358              129,500.00           129,312.89
15834278            4/13/2006          6/1/2006             5/1/2036          358              500,000.00           499,075.82
15834286            3/24/2006          5/1/2006             4/1/2036          357              161,000.00           160,696.13
15834302            4/10/2006          6/1/2006             5/1/2036          358              227,500.00           227,156.50
15834310            4/10/2006          6/1/2006             5/1/2021          178               95,000.00            94,341.70
15834328            4/12/2006          6/1/2006             5/1/2036          358              288,000.00           287,592.15
15834344            4/13/2006          6/1/2006             5/1/2036          358               91,000.00            90,876.23
15834351             4/7/2006          6/1/2006             5/1/2036          358              194,400.00           194,137.73
15834377            4/12/2006          6/1/2006             5/1/2036          358              105,200.00           105,200.00
15834385            4/14/2006          6/1/2006             5/1/2036          358              114,000.00           113,831.95
15834393            2/13/2006          4/1/2006             3/1/2046          476              100,000.00            99,864.48
15834401            2/22/2006          4/1/2006             3/1/2036          356              420,000.00           420,000.00
15834435            3/31/2006          6/1/2006             5/1/2036          358              260,000.00           259,557.78
15834468            3/14/2006          5/1/2006             4/1/2036          357              236,250.00           236,101.92
15834484            3/31/2006          6/1/2006             5/1/2036          358              196,000.00           196,000.00
15834492            3/31/2006          6/1/2006             5/1/2021          178               49,000.00            48,969.15
15834518            3/22/2006          5/1/2006             4/1/2036          357              236,000.00           236,000.00
15834534            3/27/2006          5/1/2006             4/1/2036          357              200,000.00           199,542.91
15834542            3/31/2006          6/1/2006             5/1/2036          358              400,000.00           399,257.07
15834559            3/29/2006          6/1/2006             5/1/2036          358              190,000.00           189,889.19
15834567             4/5/2006          6/1/2006             5/1/2036          358              186,000.00           185,738.71
15834575            3/29/2006          5/1/2006             4/1/2036          357              115,000.00           114,858.25
15834583             4/3/2006          6/1/2006             5/1/2036          358              327,500.00           326,949.76
15834591            3/29/2006          5/1/2006             4/1/2036          357              191,960.00           191,935.37
15834609            3/29/2006          5/1/2006             4/1/2021          177               47,990.00            47,893.59
15834617             4/4/2006          6/1/2006             5/1/2036          358              299,000.00           298,827.63
15834641            3/29/2006          6/1/2006             5/1/2036          358              130,000.00           130,000.00
15834658             4/6/2006          6/1/2006             5/1/2036          358              252,000.00           252,000.00
15834674            4/12/2006          6/1/2006             5/1/2036          358              205,000.00           204,860.07
15834690            4/17/2006          6/1/2006             5/1/2036          358              216,000.00           216,000.00
15834732            4/12/2006          6/1/2006             5/1/2036          358              185,600.00           185,600.00
15834740           12/21/2005          2/1/2006             1/1/2036          354              238,000.00           237,023.78
15834765            3/30/2006          6/1/2006             5/1/2036          358              216,000.00           215,762.32
15834773             4/3/2006          6/1/2006             5/1/2016          118               80,000.00            79,097.97
15834781            4/11/2006          6/1/2006             5/1/2036          358              185,000.00           184,688.27
15834799            4/10/2006          6/1/2006             5/1/2036          358              126,750.00           126,533.25
15834807             4/7/2006          6/1/2006             5/1/2036          358              280,000.00           279,836.72
15834831            4/14/2006          6/1/2006             5/1/2036          358               90,000.00            89,841.52
15834849            4/14/2006          6/1/2006             5/1/2036          358              157,000.00           156,723.56
15834856            4/14/2006          6/1/2006             5/1/2036          358              270,000.00           269,496.09
15834864            4/13/2006          6/1/2006             5/1/2036          358              130,000.00           129,857.16
15834872            4/12/2006          6/1/2006             5/1/2036          358              147,000.00           146,757.83
15834880            3/21/2006          5/1/2006             4/1/2036          357              159,000.00           158,699.41
15834898            3/31/2006          6/1/2006             5/1/2036          358              205,000.00           204,672.79
15834906            3/24/2006          5/1/2006             4/1/2036          357              234,000.00           234,000.00
15834914            3/28/2006          6/1/2006             5/1/2021          178              159,000.00           157,941.56
15834922            3/31/2006          6/1/2006             5/1/2036          358              128,000.00           126,903.79
15834930            4/11/2006          6/1/2006             5/1/2036          358              298,500.00           298,097.27
15834948             4/7/2006          6/1/2006             5/1/2036          358              237,500.00           237,127.83
15834955            4/11/2006          6/1/2006             5/1/2036          358              126,000.00           125,779.87
15834971            3/24/2006          5/1/2006             4/1/2036          357              159,950.00           159,554.38
15834989            4/14/2006          6/1/2006             5/1/2036          358              145,000.00           144,814.44
15834997            4/10/2006          6/1/2006             5/1/2036          358              127,000.00           126,859.28
15835002            3/27/2006          5/1/2006             4/1/2036          357              210,000.00           209,573.60
15835010            3/30/2006          6/1/2006             5/1/2036          358              135,000.00           134,760.37
15835028            3/31/2006          6/1/2006             5/1/2036          358              176,250.00           175,942.67
15835036            4/10/2006          6/1/2006             5/1/2036          358              138,000.00           137,817.93
15835044            4/11/2006          6/1/2006             5/1/2036          358              240,000.00           240,000.00
15835051            4/10/2006          6/1/2006             5/1/2036          358              400,000.00           399,508.63
15835069            4/10/2006          6/1/2006             5/1/2036          358              236,250.00           236,106.14
15835077            4/11/2006          6/1/2006             5/1/2036          358              165,000.00           165,000.00
15835093             4/7/2006          6/1/2006             5/1/2036          358              255,000.00           254,627.10
15835101            4/11/2006          6/1/2006             5/1/2036          358              246,000.00           245,651.64
15835119            4/11/2006          6/1/2006             5/1/2036          358              165,000.00           164,170.55
15835135             4/3/2006          6/1/2006             5/1/2036          358              176,000.00           176,000.00
15835150             4/6/2006          5/1/2006             4/1/2036          357              164,000.00           164,000.00
15835168             4/7/2006          6/1/2006             5/1/2036          358              204,000.00           203,751.44
15835176             4/3/2006          6/1/2006             5/1/2036          358              200,000.00           199,705.18
15835192            4/12/2006          6/1/2006             5/1/2036          358              202,000.00           202,000.00
15835218            4/13/2006          6/1/2006             5/1/2036          358              178,474.00           178,327.29
15835226            4/14/2006          6/1/2006             5/1/2036          358              199,500.00           199,275.49
15835259            4/18/2006          6/1/2006             5/1/2036          358              189,100.00           188,844.87
15835267             4/7/2006          6/1/2006             5/1/2036          358              270,000.00           269,657.98
15835283            4/12/2006          6/1/2006             5/1/2036          358              273,000.00           272,592.71
15835309            4/10/2006          6/1/2006             5/1/2036          358              105,000.00           104,927.31
15835325             4/5/2006          6/1/2006             5/1/2021          178              305,000.00           303,069.86
15835366            4/11/2006          6/1/2006             5/1/2036          358              312,265.00           312,149.66
15835374            4/18/2006          6/1/2006             5/1/2036          358               95,200.00            95,059.68
15835382            4/13/2006          6/1/2006             5/1/2036          358              395,000.00           394,445.12
15835390            4/12/2006          6/1/2006             5/1/2036          358              114,000.00           113,846.19
15835408             4/6/2006          6/1/2006             5/1/2036          358              201,000.00           200,750.55
15835416             4/7/2006          6/1/2006             5/1/2036          358              234,900.00           234,599.39
15835424             4/6/2006          6/1/2006             5/1/2036          358              235,000.00           234,479.28
15835440            3/31/2006          6/1/2006             5/1/2036          358              264,200.00           263,781.61
15835457            3/17/2006          5/1/2006             4/1/2036          357              116,000.00           115,712.53
15835465            4/10/2006          6/1/2006             5/1/2036          358              133,000.00           132,811.65
15835473             4/6/2006          6/1/2006             5/1/2036          358              126,350.00           126,142.08
15835481            4/11/2006          6/1/2006             5/1/2036          358              184,000.00           183,389.75
15835499             4/4/2006          6/1/2006             5/1/2036          358              187,150.00           186,799.67
15835515             4/1/2006          6/1/2006             5/1/2021          178              145,000.00           144,078.42
15835523             4/7/2006          6/1/2006             5/1/2026          238              152,000.00           151,312.97
15835531             4/6/2006          6/1/2006             5/1/2036          358              165,500.00           165,311.23
15835549             4/7/2006          6/1/2006             5/1/2036          358              263,000.00           262,596.52
15835556            4/13/2006          6/1/2006             5/1/2021          178               75,000.00            74,571.57
15835564             4/7/2006          6/1/2006             5/1/2036          358              236,000.00           235,652.11
15835580            4/12/2006          6/1/2006             5/1/2036          358              151,052.00           151,052.00
15835598            4/12/2006          6/1/2006             5/1/2021          178               37,763.00            37,721.50
15835606            3/24/2006          5/1/2006             4/1/2036          357              108,000.00           107,756.09
15835614            3/10/2006          5/1/2006             4/1/2036          357               90,000.00            89,817.26
15835622            3/27/2006          5/1/2006             4/1/2021          177               31,800.00            31,768.61
15835648            3/27/2006          5/1/2006             4/1/2036          357              160,500.00           160,074.92
15835655            3/30/2006          5/1/2006             4/1/2036          357              120,000.00           119,733.83
15835663             4/5/2006          6/1/2006             5/1/2036          358              292,500.00           292,366.12
15835671            2/27/2006          5/1/2006             4/1/2036          357              250,750.00           250,599.70
15835713             4/4/2006          6/1/2006             5/1/2036          358               88,000.00            87,855.02
15835721            3/27/2006          5/1/2006             4/1/2036          357              200,000.00           199,652.82
15835739            3/25/2006          5/1/2006             4/1/2036          357              120,000.00           119,748.86
15835754             3/9/2006          5/1/2006             4/1/2036          357              300,000.00           299,354.24
15835770            3/27/2006          5/1/2006             4/1/2036          357              180,900.00           180,529.70
15853088            3/28/2006          5/1/2006             4/1/2036          357              278,000.00           277,435.52
15853096            4/13/2006          6/1/2006             5/1/2036          358              218,000.00           217,734.94
15853120            4/28/2006          7/1/2006             6/1/2036          359              134,400.00           134,303.60
15853138             4/4/2006          6/1/2006             5/1/2036          358              290,000.00           289,596.70
15853146            3/24/2006          5/1/2006             4/1/2036          357              181,500.00           181,389.58
15853153             4/5/2006          6/1/2006             5/1/2021          178               68,000.00            67,795.66
15853161            4/13/2006          6/1/2006             5/1/2036          358              283,000.00           283,000.00
15853187            3/31/2006          6/1/2006             5/1/2036          358              161,300.00           161,300.00
15853195            4/19/2006          6/1/2006             5/1/2036          358              123,500.00           123,373.33
15853203            4/21/2006          6/1/2006             5/1/2036          358              159,000.00           158,711.19
15853229            4/28/2006          7/1/2006             6/1/2036          359              166,000.00           165,901.08
15853237            4/19/2006          6/1/2006             5/1/2036          358              150,000.00           149,714.60
15853252            4/11/2006          6/1/2006             5/1/2036          358              324,000.00           324,000.00
15853260            4/20/2006          6/1/2006             5/1/2036          358              202,000.00           201,768.17
15853278            4/19/2006          6/1/2006             5/1/2036          358              211,200.00           210,961.08
15853294            4/20/2006          6/1/2006             5/1/2021          178              108,720.00           108,037.33
15853328            4/19/2006          6/1/2006             5/1/2036          358              209,900.00           209,568.25
15853336            4/20/2006          6/1/2006             5/1/2036          358              210,000.00           209,648.32
15853344            4/20/2006          6/1/2006             5/1/2036          358              296,000.00           294,810.47
15853351            4/24/2006          6/1/2006             5/1/2036          358              375,000.00           374,896.88
15853369            4/18/2006          6/1/2006             5/1/2036          358              130,000.00           129,811.22
15853377            4/20/2006          6/1/2006             5/1/2036          358              351,000.00           350,727.99
15853385            4/24/2006          6/1/2006             5/1/2036          358              195,000.00           194,786.94
15853393            4/20/2006          6/1/2006             5/1/2036          358              595,000.00           594,984.89
15853401            4/20/2006          6/1/2006             5/1/2036          358              208,000.00           207,640.83
15853427             5/4/2006          7/1/2006             6/1/2036          359              232,700.00           232,628.36
15853435            4/21/2006          6/1/2006             5/1/2036          358              210,000.00           209,702.60
15853443            4/26/2006          7/1/2006             6/1/2036          359              140,000.00           139,905.88
15853450            4/21/2006          6/1/2006             5/1/2036          358              100,000.00            99,858.39
15853476            4/24/2006          6/1/2006             5/1/2036          358              288,000.00           287,610.86
15853484             5/5/2006          7/1/2006             6/1/2036          359              101,750.00           101,668.63
15853492            4/21/2006          6/1/2006             5/1/2036          358              148,500.00           148,330.25
15853518            4/20/2006          6/1/2006             5/1/2036          358              525,000.00           524,255.69
15853534            4/25/2006          6/1/2006             5/1/2036          358              243,750.00           243,416.59
15853542            4/21/2006          6/1/2006             5/1/2036          358              180,000.00           180,000.00
15853559            4/27/2006          6/6/2006             5/6/2036          359              188,000.00           187,873.60
15853575            4/21/2006          6/1/2006             5/1/2036          358              245,000.00           244,653.75
15853583            4/26/2006          6/1/2006             5/1/2036          358              476,000.00           476,000.00
15853591            4/27/2006          7/1/2006             6/1/2036          359              130,000.00           129,905.43
15853617             4/3/2006          6/1/2006             5/1/2036          358              380,000.00           379,483.15
15853641            4/28/2006          7/1/2006             6/1/2036          359              220,000.00           219,844.72
15853658            4/28/2006          7/1/2006             6/1/2021          179               55,000.00            54,984.23
15853666            4/25/2006          6/1/2006             5/1/2026          238              451,750.00           450,009.48
15853674            4/20/2006          6/1/2006             5/1/2021          178              187,000.00           185,795.99
15853708            4/21/2006          6/1/2006             5/1/2036          358               70,000.00            69,915.05
15853716             5/1/2006          7/1/2006             6/1/2036          359              290,000.00           290,000.00
15853724            3/30/2006          5/1/2006             4/1/2036          357              101,000.00           100,794.91
15853732            3/30/2006          5/1/2006             4/1/2036          357              333,000.00           332,290.36
15853740            4/24/2006          6/1/2006             5/1/2036          358              162,000.00           161,801.00
15853757            4/20/2006          6/1/2006             5/1/2036          358              225,000.00           224,643.68
15853765            4/20/2006          6/1/2006             5/1/2036          358              127,500.00           127,304.02
15853773            4/28/2006          6/1/2006             5/1/2036          358              169,600.00           169,312.81
15853781            4/17/2006          6/1/2006             5/1/2036          358              220,000.00           219,688.44
15853799            4/21/2006          6/1/2006             5/1/2036          358              205,750.00           205,453.61
15853807            4/13/2006          6/1/2006             5/1/2036          358              424,500.00           424,500.00
15853815            3/31/2006          5/1/2006             4/1/2021          177               92,000.00            91,939.70
15853831            4/12/2006          6/1/2006             5/1/2036          358              256,000.00           255,719.29
15853856            4/13/2006          6/1/2006             5/1/2021          178               80,250.00            79,936.18
15853864            4/21/2006          6/1/2006             5/1/2036          358              190,000.00           190,000.00
15853872            4/17/2006          6/1/2006             5/1/2036          358              156,000.00           155,794.39
15853880            4/21/2006          6/1/2006             5/1/2021          178               33,750.00            33,732.83
15853898            4/20/2006          6/1/2006             5/1/2036          358              190,400.00           190,143.12
15853914            4/24/2006          6/1/2006             5/1/2036          358              212,000.00           212,000.00
15853922            4/24/2006          6/1/2006             5/1/2036          358              300,000.00           299,850.91
15853930            4/19/2006          6/1/2006             5/1/2036          358              150,000.00           149,835.18
15853955            4/27/2006          6/1/2006             5/1/2036          358              357,000.00           356,500.51
15853989            4/20/2006          6/1/2006             5/1/2036          358              166,500.00           166,327.51
15853997            4/21/2006          6/1/2006             5/1/2036          358              349,000.00           349,000.00
15854003            4/21/2006          6/1/2006             5/1/2036          358              175,000.00           174,780.58
15854011            4/18/2006          6/1/2006             5/1/2036          358               83,000.00            82,842.07
15854029            4/22/2006          6/1/2006             5/1/2036          358              200,500.00           200,500.00
15854037            4/21/2006          6/1/2006             5/1/2036          358               74,900.00            74,795.42
15854045            4/17/2006          6/1/2006             5/1/2036          358              116,000.00           115,818.48
15854060            4/20/2006          6/1/2006             5/1/2036          358              283,500.00           283,220.01
15854078            4/20/2006          6/1/2006             5/1/2036          358              300,000.00           299,687.74
15854086            4/24/2006          6/1/2006             5/1/2036          358              132,500.00           132,432.39
15854094            4/24/2006          6/1/2006             5/1/2036          358              118,470.00           118,253.55
15854102            4/25/2006          6/1/2006             5/1/2036          358              157,250.00           157,008.76
15854110            4/20/2006          6/1/2006             5/1/2036          358              190,000.00           189,738.95
15854128             5/1/2006          6/1/2006             5/1/2036          358              157,500.00           157,326.93
15854136             5/1/2006          7/1/2006             6/1/2036          359              225,000.00           224,880.27
15854144            4/28/2006          6/1/2006             5/1/2036          358              102,000.00           101,787.15
15854151            4/28/2006          6/1/2006             5/1/2036          358              100,800.00           100,700.45
15854169            5/10/2006          7/1/2006             6/1/2036          359              130,000.00           130,000.00
15854177            4/28/2006          6/1/2006             5/1/2036          358              196,111.00           196,111.00
15854185            4/28/2006          6/1/2006             5/1/2036          358              238,000.00           237,817.61
15854201            4/24/2006          6/1/2006             5/1/2036          358              137,000.00           136,781.09
15854219            4/24/2006          6/1/2006             5/1/2036          358              155,000.00           154,829.68
15854227            4/28/2006          6/1/2006             5/1/2036          358              216,750.00           216,433.66
15854235             5/5/2006          7/1/2006             6/1/2036          359              150,000.00           149,953.82
15854243             5/5/2006          7/1/2006             6/1/2036          359              208,000.00           207,881.32
15854250             5/5/2006          7/1/2006             6/1/2021          179               52,000.00            51,982.98
15854268            4/28/2006          6/1/2006             5/1/2036          358              126,000.00           125,830.00
15854300             3/3/2006          5/1/2006             4/1/2036          357              225,250.00           224,919.18
15854318            4/10/2006          6/1/2006             5/1/2036          358              275,000.00           274,591.37
15854326            3/31/2006          5/1/2006             4/1/2036          357              120,000.00           119,578.56
15854334            4/17/2006          6/1/2006             5/1/2036          358              509,000.00           508,328.42
15854342            4/25/2006          6/1/2006             5/1/2036          358              116,850.00           116,792.77
15854375            4/14/2006          6/1/2006             5/1/2036          358               93,000.00            92,874.53
15854383            4/20/2006          6/1/2006             5/1/2036          358              242,250.00           241,930.38
15854391             4/4/2006          6/1/2006             5/1/2036          358              120,000.00           119,837.78
15854417            4/21/2006          6/1/2006             5/1/2036          358              197,000.00           196,675.46
15854425            4/18/2006          6/1/2006             5/1/2036          358              180,000.00           179,743.04
15854433             4/4/2006          6/1/2006             5/1/2036          358              105,000.00           104,857.17
15854441             4/4/2006          6/1/2006             5/1/2036          358              170,000.00           169,765.24
15854466            4/25/2006          6/1/2006             5/1/2036          358              198,000.00           197,732.87
15854474            4/17/2006          6/1/2006             5/1/2036          358              218,000.00           217,705.88
15854490            4/21/2006          6/1/2006             5/1/2036          358              308,750.00           308,648.92
15854508            4/20/2006          6/1/2006             5/1/2036          358              146,000.00           145,803.02
15854516            4/21/2006          6/1/2006             5/1/2036          358              137,600.00           137,600.00
15854524            4/21/2006          6/1/2006             5/1/2021          178               34,400.00            34,375.30
15854532            4/21/2006          6/1/2006             5/1/2021          178              150,000.00           149,111.60
15854540            4/25/2006          6/1/2006             5/1/2036          358              189,000.00           188,907.44
15854557            4/26/2006          6/1/2006             5/1/2036          358              160,000.00           159,732.15
15854565            4/24/2006          6/1/2006             5/1/2036          358              113,050.00           112,878.27
15854581            4/28/2006          6/1/2006             5/1/2036          358              115,000.00           114,856.84
15854599            4/28/2006          6/1/2006             5/1/2036          358              139,300.00           139,109.92
15854607             4/3/2006          6/1/2006             5/1/2036          358               94,000.00            93,878.47
15854615            3/25/2006          5/1/2006             4/1/2036          357              105,000.00           104,771.71
15854623             4/3/2006          6/1/2006             5/1/2036          358               83,500.00            83,393.14
15854631            4/17/2006          6/1/2006             5/1/2036          358              270,000.00           269,635.73
15854656             4/3/2006          6/1/2006             5/1/2036          358              229,600.00           229,600.00
15854672             4/7/2006          6/1/2006             5/1/2036          358              228,750.00           228,574.71
15854706             4/4/2006          6/1/2006             5/1/2036          358              540,000.00           539,492.10
15854722             4/3/2006          6/1/2006             5/1/2036          358              190,000.00           189,638.50
15854748            4/19/2006          6/1/2006             5/1/2036          358              355,500.00           355,500.00
15854755            4/18/2006          6/1/2006             5/1/2036          358              342,000.00           342,000.00
15854763            4/14/2006          6/1/2006             5/1/2036          358              235,000.00           234,799.25
15854771             4/6/2006          6/1/2006             5/1/2036          358              245,600.00           245,600.00
15854789            4/26/2006          6/1/2006             5/1/2036          358              155,000.00           154,754.53
15854797            4/19/2006          6/1/2006             5/1/2021          178              191,000.00           189,754.26
15854813            4/14/2006          6/1/2006             5/1/2036          358              596,000.00           596,000.00
15854839            4/12/2006          6/1/2006             5/1/2036          358              425,000.00           424,639.45
15854847            4/14/2006          6/1/2006             5/1/2036          358              170,000.00           169,688.81
15854854            4/25/2006          7/1/2006             6/1/2036          359              410,000.00           410,000.00
15854870            4/14/2006          6/1/2006             5/1/2036          358              342,000.00           341,802.85
15854888            4/20/2006          6/1/2006             5/1/2036          358              803,250.00           802,513.70
15854896            4/25/2006          6/1/2006             5/1/2036          358              470,250.00           470,039.17
15854912            4/17/2006          6/1/2006             5/1/2036          358              216,000.00           215,875.49
15854938            4/21/2006          6/1/2006             5/1/2036          358              278,400.00           278,400.00
15854946            4/20/2006          6/1/2006             5/1/2036          358              325,000.00           324,516.09
15854953            4/20/2006          6/1/2006             5/1/2036          358              260,000.00           260,000.00
15854961            4/26/2006          7/1/2006             6/1/2036          359              220,000.00           219,928.17
15854979            4/26/2006          6/1/2006             5/1/2036          358              271,200.00           270,977.78
15855000            3/28/2006          6/1/2006             5/1/2036          358              312,000.00           311,579.06
15855026             4/3/2006          6/1/2006             5/1/2036          358              280,371.00           280,371.00
15855042            4/24/2006          6/1/2006             5/1/2036          358              370,405.00           370,184.26
15855083            4/27/2006          6/1/2006             5/1/2036          358              360,000.00           359,331.37
15855109            4/17/2006          6/1/2006             5/1/2036          358              192,000.00           191,853.27
15855117            4/19/2006          6/1/2006             5/1/2036          358              115,000.00           114,783.29
15855125            4/25/2006          6/1/2006             5/1/2036          358              250,000.00           249,584.90
15855133            4/24/2006          6/1/2006             5/1/2036          358              229,000.00           228,614.74
15855141            4/21/2006          6/1/2006             5/1/2021          178              228,000.00           226,156.98
15855158            4/24/2006          6/1/2006             5/1/2036          358              299,000.00           298,636.45
15855174            4/24/2006          6/1/2006             5/1/2036          358              205,000.00           204,662.28
15855190            4/26/2006          6/1/2006             5/1/2036          358              200,000.00           199,628.54
15855208             4/6/2006          6/1/2006             5/1/2036          358              212,000.00           211,699.79
15855216            3/30/2006          6/1/2006             5/1/2036          358              144,000.00           143,804.13
15855224            3/29/2006          6/1/2006             5/1/2036          358              127,500.00           127,327.99
15855232            3/30/2006          6/1/2006             5/1/2036          358              155,000.00           154,744.65
15855240            4/14/2006          6/1/2006             5/1/2036          358              147,000.00           146,801.68
15855257             4/7/2006          6/1/2006             5/1/2036          358               85,000.00            84,877.18
15855265             4/7/2006          6/1/2006             5/1/2026          238              185,000.00           184,246.94
15855273            4/13/2006          6/1/2006             5/1/2036          358              138,500.00           138,301.49
15855281            4/20/2006          6/1/2006             5/1/2036          358              126,000.00           125,872.10
15855299            4/10/2006          6/1/2006             5/1/2036          358              140,000.00           139,759.85
15855315            4/25/2006          6/1/2006             5/1/2036          358               83,000.00            82,919.56
15855323            4/21/2006          6/1/2006             5/1/2036          358              395,000.00           394,253.23
15855331            4/28/2006          6/1/2006             5/1/2036          358              130,500.00           130,322.50
15855349            4/28/2006          6/1/2006             5/1/2036          358               80,000.00            79,903.72
15855356            4/27/2006          6/1/2006             5/1/2036          358              305,910.00           305,519.33
15855364             3/7/2006          5/1/2006             4/1/2021          177               44,600.00            44,556.83
15855372             3/8/2006          5/1/2006             4/1/2036          357              296,000.00           295,501.06
15855380            3/13/2006          5/1/2006             4/1/2021          177               54,112.00            54,052.18
15855414             4/5/2006          6/1/2006             5/1/2036          358              105,000.00           104,849.80
15855430            3/29/2006          6/1/2006             5/1/2036          358              105,000.00           104,872.06
15855448             4/6/2006          5/1/2006             4/1/2036          357              109,000.00           108,769.14
15855463            3/31/2006          6/1/2006             5/1/2036          358               99,750.00            99,618.38
15855471            3/31/2006          6/1/2006             5/1/2036          358              210,000.00           209,716.68
15855497             4/4/2006          6/1/2006             5/1/2036          358              184,000.00           183,746.69
15855521            4/13/2006          6/1/2006             5/1/2036          358              197,000.00           196,734.22
15855539            4/10/2006          6/1/2006             5/1/2036          358              220,800.00           220,800.00
15855554             5/1/2006          7/1/2006             6/1/2036          359              135,000.00           134,913.03
15855562            4/20/2006          6/1/2006             5/1/2036          358              300,000.00           299,583.64
15855570            4/28/2006          6/1/2006             5/1/2036          358              300,000.00           299,634.49
15855596            4/13/2006          6/1/2006             5/1/2036          358              183,000.00           182,761.01
15855604            4/21/2006          6/1/2006             5/1/2021          178              215,383.00           214,128.48
15855612            4/21/2006          6/1/2006             5/1/2036          358              189,000.00           188,783.97
15855620            4/25/2006          7/1/2006             6/1/2036          359              128,250.00           128,176.82
15855653            4/20/2006          6/1/2006             5/1/2036          358              128,000.00           127,827.30
15855679            4/21/2006          6/1/2006             5/1/2036          358              174,400.00           174,166.81
15855695            4/24/2006          6/1/2006             5/1/2036          358              152,000.00           151,801.39
15855703            4/25/2006          6/1/2006             5/1/2021          178               32,400.00            32,371.16
15855711            4/27/2006          7/1/2006             6/1/2021          179               87,000.00            86,737.25
15855729            4/24/2006          6/1/2006             5/1/2036          358              215,000.00           215,000.00
15855737             5/5/2006          7/1/2006             6/1/2021          179               52,500.00            52,480.45
15855745            4/19/2006          6/1/2006             5/1/2036          358              212,000.00           212,000.00
15855752             4/3/2006          6/1/2006             5/1/2021          178               44,000.00            43,973.25
15855760            3/24/2006          5/1/2006             4/1/2036          357              370,000.00           369,800.00
15855778            4/17/2006          6/1/2006             5/1/2036          358              250,000.00           249,679.76
15855794             4/7/2006          6/1/2006             5/1/2036          358              246,000.00           245,637.36
15855802             4/5/2006          6/1/2006             5/1/2036          358              177,000.00           176,754.84
15855810            4/17/2006          6/1/2006             5/1/2021          178               66,600.00            66,537.49
15855828            4/19/2006          6/1/2006             5/1/2036          358              204,500.00           204,403.89
15855836            4/18/2006          6/1/2006             5/1/2036          358              212,000.00           211,800.60
15855844            4/18/2006          6/1/2006             5/1/2036          358              236,320.00           236,320.00
15855851            4/24/2006          6/1/2006             5/1/2036          358              110,000.00           110,000.00
15855869            4/20/2006          6/1/2006             5/1/2036          358              308,000.00           305,949.23
15855877            4/20/2006          6/1/2006             5/1/2036          358              220,000.00           219,678.29
15855885            4/25/2006          6/1/2006             5/1/2036          358              320,000.00           320,000.00
15855893            4/21/2006          6/1/2006             5/1/2036          358              535,500.00           535,178.57
15855919            4/24/2006          6/1/2006             5/1/2036          358              124,900.00           124,712.16
15855927            4/21/2006          6/1/2006             5/1/2036          358              320,000.00           319,493.89
15855935            4/24/2006          6/1/2006             5/1/2036          358              266,000.00           266,000.00
15855943            4/21/2006          6/1/2006             5/1/2036          358              384,750.00           384,295.34
15855950            4/26/2006          6/1/2006             5/1/2036          358              246,905.00           246,611.66
15855968            4/28/2006          7/1/2006             6/1/2036          359              128,250.00           128,196.22
15856065            3/27/2006          5/1/2006             4/1/2036          357              154,900.00           154,663.50
15856099            4/12/2006          6/1/2006             5/1/2036          358              122,500.00           122,335.02
15856107            4/25/2006          6/1/2006             5/1/2036          358              250,000.00           249,600.15
15856115            4/27/2006          6/1/2006             5/1/2036          358              147,848.00           147,648.52
15856123            4/25/2006          6/1/2006             5/1/2036          358              152,915.00           152,663.55
15856131            4/19/2006          6/1/2006             5/1/2036          358              100,000.00            99,890.13
15856149            4/24/2006          6/1/2006             5/1/2036          358              252,000.00           251,723.09
15856156            4/19/2006          6/1/2006             5/1/2036          358              103,000.00           102,874.50
15856172            4/21/2006          6/1/2006             5/1/2036          358              132,600.00           132,528.71
15856180             4/8/2006          6/1/2006             5/1/2036          358              242,000.00           241,622.80
15856198            4/13/2006          6/1/2006             5/1/2036          358              210,000.00           209,618.55
15856206            4/10/2006          6/1/2006             5/1/2036          358              162,000.00           161,706.31
15856214            4/20/2006          6/1/2006             5/1/2026          238              132,000.00           131,474.48
15856222            4/19/2006          6/1/2006             5/1/2036          358              191,250.00           190,979.16
15856230            4/21/2006          6/1/2006             5/1/2036          358              175,000.00           174,685.80
15856248            4/25/2006          6/1/2006             5/1/2036          358              245,000.00           244,653.04
15856255            4/11/2006          6/1/2006             5/1/2036          358               73,900.00            73,363.13
15856289            4/26/2006          7/1/2006             6/1/2036          359              150,000.00           149,812.50
15856297            4/18/2006          6/1/2006             5/1/2036          358              145,000.00           144,814.44
15856305            4/21/2006          6/1/2006             5/1/2036          358              176,775.00           176,591.94
15856313            4/26/2006          7/1/2006             6/1/2036          359              184,500.00           184,418.20
15856321            4/18/2006          6/1/2006             5/1/2036          358              125,000.00           124,831.36
15856339            4/28/2006          7/1/2006             6/1/2036          359               92,000.00            91,967.13
15856347            4/24/2006          6/1/2006             5/1/2036          358              139,500.00           139,419.60
15856362            4/25/2006          6/1/2006             5/1/2036          358              123,600.00           123,414.12
15856370             4/3/2006          6/1/2006             5/1/2036          358              150,000.00           149,797.63
15856388            4/24/2006          6/1/2006             5/1/2036          358              152,000.00           151,832.98
15856396            4/24/2006          6/1/2006             5/1/2036          358              121,000.00           120,774.17
15856404            4/24/2006          6/1/2006             5/1/2036          358              763,000.00           761,520.15
15856412            3/24/2006          5/1/2006             4/1/2036          357               96,750.00            96,463.63
15856438            4/24/2006          6/1/2006             5/1/2036          358              872,500.00           871,062.63
15856446            4/19/2006          6/1/2006             5/1/2036          358              250,000.00           249,695.41
15856453            4/24/2006          6/1/2006             5/1/2036          358              138,000.00           137,901.45
15856479            4/21/2006          6/1/2006             5/1/2021          178               95,000.00            94,260.81
15856487            4/25/2006          6/1/2006             5/1/2036          358              182,500.00           182,181.15
15856495            4/24/2006          6/1/2006             5/1/2036          358              198,600.00           198,246.20
15856503            4/25/2006          6/1/2006             5/1/2021          178               50,000.00            49,716.39
15856511            4/20/2006          6/1/2006             5/1/2036          358              260,000.00           260,000.00
15856529            3/30/2006          5/1/2006             4/1/2036          357              151,500.00           151,170.62
15856545            4/25/2006          6/1/2006             5/1/2036          358              188,100.00           187,763.60
15856552            4/28/2006          6/1/2006             5/1/2036          358              148,000.00           147,779.63
15856560            4/13/2006          6/1/2006             5/1/2026          238              179,000.00           178,412.50
15856578            3/29/2006          6/1/2006             5/1/2036          358              200,000.00           199,761.29
15856586            3/31/2006          5/1/2006             4/1/2021          177               27,800.00            27,766.56
15856594             4/4/2006          6/1/2006             5/1/2036          358              260,000.00           259,800.36
15856610            3/31/2006          5/1/2006             4/1/2036          357              250,850.00           250,399.27
15856628             4/5/2006          6/1/2006             5/1/2036          358              213,000.00           212,846.55
15856636            4/14/2006          6/1/2006             5/1/2021          178              100,000.00            99,459.89
15856651            4/13/2006          6/1/2006             5/1/2036          358              147,600.00           147,449.54
15856677            4/14/2006          6/1/2006             5/1/2036          358              142,500.00           142,228.87
15856685            3/20/2006          5/1/2006             4/1/2036          357              350,000.00           349,763.75
15856693            3/23/2006          6/1/2006             5/1/2036          358              315,000.00           314,882.61
15856719            4/10/2006          6/1/2006             5/1/2036          358              387,890.00           387,682.63
15856735            4/18/2006          6/1/2006             5/1/2036          358              226,613.00           226,192.11
15856743            4/21/2006          6/1/2006             5/1/2036          358               97,500.00            97,442.33


                    Current Gross            P&I Payment            Paid      Original    Loan      Bankruptcy   Forebearance
Loan Number          Interest Rate              Amount            Thru Date  Combined LTV Status      Flag            Flag
15405467                     7.325               467.21            5/1/2006            80 Current      N               N
15655095                      9.05               951.28            5/1/2006         89.17 Current      N               N
15655103                      9.35               896.33            5/1/2006            90 Current      N               N
15655129                       9.1             1,848.80            6/1/2006            95 Current      N               N
15655517                       8.7             1,033.74            5/1/2006            80 Current      N               N
15655970                       8.7             1,683.74            5/1/2006         83.66 Current      N               N
15656986                     8.225               886.82            5/1/2006            85 Current      N               N
15657158                       8.6             2,063.46            6/1/2006         95.31 Current      N               N
15657307                     7.812               925.03            6/1/2006            85 Current      N               N
15657380                       7.8             1,129.05            5/1/2006            90 Current      N               N
15657547                      5.99             1,647.25            6/1/2006          82.5 Current      N               N
15657596                     11.85             1,174.89            6/1/2006            85 Current      N               N
15658032                      9.45             1,057.82            6/1/2006            95 Current      N               N
15658248                      8.45               726.73            5/1/2006            90 Current      N               N
15658305                       8.6                747.3            5/1/2006            90 Current      N               N
15836158                     7.375             1,236.31            6/1/2006         81.36 Current      N               N
15836166                     7.375             1,149.98            6/1/2006         87.63 Current      N               N
15836174                      7.15             1,266.39            6/1/2006         83.33 Current      N               N
15836182                     7.625             1,496.99            6/1/2006            90 Current      N               N
15836208                      7.85             1,429.35            6/1/2006            95 Current      N               N
15836216                       7.8             1,202.50            6/1/2006         89.96 Current      N               N
15836224                     7.375             1,236.31            6/1/2006         81.36 Current      N               N
15836240                      7.15               980.42            6/1/2006         80.65 Current      N               N
15836257                      6.99             1,300.69            6/1/2006            95 Current      N               N
15836273                       7.7             2,277.92            6/1/2006         94.67 Current      N               N
15836281                      8.25             2,146.72            6/1/2006         92.66 Current      N               N
15836299                      7.45             2,194.03            7/1/2006            95 Current      N               N
15836307                      8.85               850.22            6/1/2006         85.68 Current      N               N
15836315                       7.6             1,931.67            6/1/2006         92.42 Current      N               N
15836323                      9.25             1,599.29            6/1/2006            90 Current      N               N
15836331                      8.99             1,732.42            6/1/2006         81.32 Current      N               N
15836349                      7.25               638.52            8/1/2006            90 Current      N               N
15836356                      7.99             1,960.88            6/1/2006            95 Current      N               N
15836364                       7.4             1,472.29            6/1/2006         91.83 Current      N               N
15836372                      8.99             2,677.00            7/1/2006            90 Current      N               N
15836380                      7.45               804.34            7/1/2006            85 Current      N               N
15836398                      7.25             2,324.83            6/1/2006         93.17 Current      N               N
15836406                       8.5             1,583.13            6/1/2006          94.3 Current      N               N
15836414                      7.99             1,892.25            6/1/2006         93.86 Current      N               N
15836422                      8.75             1,575.00            6/1/2006            90 Current      N               N
15836430                      8.45             1,003.44            6/1/2006            95 Current      N               N
15836448                       7.6             1,624.50            6/1/2006            95 Current      N               N
15836463                      7.85             1,517.67            6/1/2006         94.69 Current      N               N
15836471                       7.9               908.15            6/1/2006            85 Current      N               N
15836489                      7.25             1,549.69            6/1/2006            90 Current      N               N
15836497                       8.1             1,653.72            6/1/2006            95 Current      N               N
15836505                      7.99               708.45            6/1/2006            95 Current      N               N
15836513                       8.1             3,553.74            6/1/2006            95 Current      N               N
15836521                      8.65             1,595.78            6/1/2006          93.9 Current      N               N
15836539                       7.5             1,395.31            6/1/2006         91.12 Current      N               N
15836547                       8.3               939.33            6/1/2006            95 Current      N               N
15836554                      8.05             1,864.92            6/1/2006         91.15 Current      N               N
15836562                       8.4             1,061.91            6/1/2006            90 Current      N               N
15836570                      8.65               930.85            6/1/2006         88.45 Current      N               N
15836588                      8.99               833.65            6/1/2006            85 Current      N               N
15836596                       8.7             3,594.58            6/1/2006            90 Current      N               N
15836604                      6.75             1,234.45            6/1/2006            90 Current      N               N
15836612                       8.1             2,376.69            6/1/2006            90 Current      N               N
15836620                         6             3,711.22            6/1/2006         84.22 Current      N               N
15836638                      7.99               996.98            6/1/2006            85 Current      N               N
15836646                      8.35               760.97            6/1/2006            90 Current      N               N
15836653                       6.5             2,690.19            6/1/2006         94.24 Current      N               N
15836661                      7.85             3,386.95            6/1/2006            95 Current      N               N
15836695                      8.25             1,851.23            6/1/2006            90 Current      N               N
15836703                      8.65             1,098.82            6/1/2006            90 Current      N               N
15836711                      8.99               992.83            6/1/2006            95 Current      N               N
15836729                      9.25             1,464.58            6/1/2006          93.6 Current      N               N
15836737                      7.99             2,474.11            6/1/2006            90 Current      N               N
15836745                      8.99             1,205.87            6/1/2006         89.29 Current      N               N
15836752                      8.15             1,918.68            6/1/2006         93.75 Current      N               N
15836760                       8.3             6,576.07            6/1/2006            85 Current      N               N
15836778                       9.1                775.3            7/1/2006         86.82 Current      N               N
15836786                      8.65             1,294.09            6/1/2006         89.73 Current      N               N
15836794                       7.4             1,414.19            6/1/2006            95 Current      N               N
15836802                      8.65             1,036.83            6/1/2006            95 Current      N               N
15836810                      7.75             1,759.90            6/1/2006         89.34 Current      N               N
15836828                       7.7             1,998.08            6/1/2006            95 Current      N               N
15836836                      7.75               927.16            6/1/2006         92.92 Current      N               N
15836844                      6.75             3,268.94            6/1/2006         88.42 Current      N               N
15836851                      8.85             1,870.67            6/1/2006            95 Current      N               N
15836869                      7.35             1,557.08            6/1/2006         84.01 Current      N               N
15836877                       9.1             1,152.67            6/1/2006            95 Current      N               N
15836885                      9.85             1,119.53            6/1/2006            95 Current      N               N
15836893                      8.45               551.84            6/1/2006         94.87 Current      N               N
15836901                       7.5             1,500.00            6/1/2006         94.12 Current      N               N
15836919                       8.5             1,365.67            6/1/2006         94.98 Current      N               N
15836927                      6.99             1,824.42            6/1/2006            90 Current      N               N
15836935                      8.55               968.67            6/1/2006            95 Current      N               N
15836943                      8.05             1,663.25            6/1/2006         89.98 Current      N               N
15836950                      9.05             1,411.16            6/1/2006            90 Current      N               N
15836968                       8.5             1,522.45            6/1/2006            88 Current      N               N
15836976                      8.45               461.52            6/1/2006            90 Current      N               N
15836984                       8.5             1,143.76            6/1/2006            85 Current      N               N
15836992                      9.45             1,481.36            6/1/2006            90 Current      N               N
15837008                       8.6             1,187.30            6/1/2006          82.7 Current      N               N
15837024                       8.5             1,058.80            6/1/2006            90 Current      N               N
15837032                       7.8             2,157.46            6/1/2006            90 Current      N               N
15837040                       9.7               828.97            6/1/2006            95 Current      N               N
15837057                      7.65             1,514.82            6/1/2006         94.89 Current      N               N
15837065                      7.99             2,087.39            6/1/2006            95 Current      N               N
15837073                      7.85             2,300.21            6/1/2006          84.8 Current      N               N
15837081                      8.15             1,103.31            6/1/2006            95 Current      N               N
15837107                         7             1,370.83            6/1/2006            94 Current      N               N
15837115                      7.99             1,032.90            6/1/2006         89.95 Current      N               N
15837123                      7.55             1,048.43            6/1/2006         72.79 Current      N               N
15837131                      7.65             1,141.13            6/1/2006         89.95 Current      N               N
15837149                      8.95             2,923.76            6/1/2006         82.95 Current      N               N
15837156                      8.15             2,017.13            6/1/2006         94.89 Current      N               N
15837164                       8.3             2,341.72            6/1/2006            85 Current      N               N
15837172                      7.85               773.97            7/1/2006         94.69 Current      N               N
15837180                       7.6             1,475.70            6/1/2006            95 Current      N               N
15837198                       8.6             1,569.10            6/1/2006         86.04 Current      N               N
15837214                       7.8               601.82            6/1/2006            95 Current      N               N
15837222                      7.99             2,213.87            6/1/2006         88.82 Current      N               N
15837248                      7.65             1,688.65            6/1/2006            85 Current      N               N
15837255                       8.3             2,105.85            6/1/2006          81.1 Current      N               N
15837263                      8.35               871.68            6/1/2006            95 Current      N               N
15837271                      7.95             1,162.38            6/1/2006         94.57 Current      N               N
15837289                       7.7             2,142.49            6/1/2006            90 Current      N               N
15837297                       8.3               903.18            6/1/2006         84.57 Current      N               N
15837313                      8.65             1,014.22            6/1/2006         89.72 Current      N               N
15837321                       6.8             2,034.01            6/1/2006         82.98 Current      N               N
15837339                       8.9             1,116.34            6/1/2006         93.33 Current      N               N
15837347                      7.35             1,752.98            6/1/2006            90 Current      N               N
15837354                      8.99             2,009.75            6/1/2006         86.99 Current      N               N
15837362                      8.75             2,478.11            6/1/2006          93.2 Current      N               N
15837388                      8.15             1,231.74            6/1/2006          84.9 Current      N               N
15837396                       8.7               810.19            6/1/2006         87.37 Current      N               N
15837404                       7.7             1,360.02            7/1/2006         89.95 Current      N               N
15837412                      7.75             2,354.06            6/1/2006            90 Current      N               N
15837438                      8.99             1,336.49            6/1/2006            95 Current      N               N
15837446                       8.4             2,104.28            6/1/2006            90 Current      N               N
15837453                      8.45               727.11            6/1/2006         92.68 Current      N               N
15837461                      8.75             2,795.15            6/1/2006            85 Current      N               N
15837479                      8.75               747.37            6/1/2006            95 Current      N               N
15837487                      7.75             1,160.59            6/1/2006         86.63 Current      N               N
15837503                       7.7             1,388.14            6/1/2006         91.62 Current      N               N
15837529                      8.55             2,155.17            6/1/2006            90 Current      N               N
15837552                      8.85             1,561.12            6/1/2006            95 Current      N               N
15837586                       8.5             1,400.66            6/1/2006            90 Current      N               N
15837594                      6.99             1,845.36            6/1/2006            90 Current      N               N
15837602                      8.05             1,843.14            6/1/2006         89.29 Current      N               N
15837628                      7.99             2,037.02            6/1/2006            95 Current      N               N
15837636                      7.85             1,942.69            7/1/2006         86.64 Current      N               N
15837644                      7.25             2,210.26            6/1/2006            90 Current      N               N
15837651                      7.99               989.65            6/1/2006            90 Current      N               N
15837669                       7.7             1,422.36            6/1/2006            95 Current      N               N
15837677                      7.99               952.99            6/1/2006         89.66 Current      N               N
15837685                      6.99             2,027.13            6/1/2006         81.02 Current      N               N
15837701                       7.5             1,425.00            6/1/2006            95 Current      N               N
15837719                       8.7               929.81            6/1/2006            95 Current      N               N
15837735                      8.75             1,487.26            6/1/2006            95 Current      N               N
15837750                      7.35             3,695.65            6/1/2006            90 Current      N               N
15837768                     7.125             1,606.82            6/1/2006         89.93 Current      N               N
15837776                      7.75             1,565.70            6/1/2006            90 Current      N               N
15837784                      7.99               943.46            6/1/2006            90 Current      N               N
15837792                      8.15             1,050.66            6/1/2006         94.74 Current      N               N
15837800                       8.5               787.31            6/1/2006            95 Current      N               N
15837826                      6.75             1,873.13            6/1/2006            90 Current      N               N
15837834                     6.375             1,076.18            6/1/2006         84.98 Current      N               N
15837842                      7.75             1,220.63            6/1/2006            90 Current      N               N
15837859                      8.75             1,375.26            6/1/2006            90 Current      N               N
15837867                       7.4             1,726.67            6/1/2006         84.85 Current      N               N
15837883                       8.4             1,013.25            6/1/2006            95 Current      N               N
15837891                       7.9             2,856.35            6/1/2006         93.57 Current      N               N
15837909                       8.7             1,158.19            6/1/2006            90 Current      N               N
15837933                     6.875             2,753.15            6/1/2006            90 Current      N               N
15837941                      8.55             1,753.88            6/1/2006            95 Current      N               N
15837958                      8.45             2,254.03            6/1/2006            95 Current      N               N
15837966                      8.25             2,659.49            6/1/2006         89.39 Current      N               N
15837974                       7.6             3,192.00            6/1/2006            90 Current      N               N
15837982                      7.99             1,602.49            6/1/2006         89.59 Current      N               N
15837990                      8.55             1,214.70            6/1/2006            85 Current      N               N
15838014                      9.85             1,060.61            6/1/2006            90 Current      N               N
15838022                      8.99             1,614.24            6/1/2006         84.02 Current      N               N
15838030                       7.6             1,475.70            6/1/2006            95 Current      N               N
15838048                      7.99             2,846.44            6/1/2006            95 Current      N               N
15838055                      7.99             1,752.04            6/1/2006         84.96 Current      N               N
15838063                       8.8             2,391.37            6/1/2006            85 Current      N               N
15838071                       9.4             2,043.18            6/1/2006         91.53 Current      N               N
15838097                       8.3               989.53            6/1/2006            95 Current      N               N
15838105                      7.75               925.61            6/1/2006         89.97 Current      N               N
15838121                       9.5             1,293.24            6/1/2006         87.89 Current      N               N
15838139                       8.6             1,446.88            6/1/2006          82.5 Current      N               N
15838147                      8.99             1,076.83            6/1/2006            95 Current      N               N
15838154                      7.85             1,825.13            6/1/2006            90 Current      N               N
15838162                      7.75             1,424.06            6/1/2006            90 Current      N               N
15838170                      8.95             1,766.27            6/1/2006            90 Current      N               N
15838188                      8.25             1,525.08            6/1/2006         87.27 Current      N               N
15838212                      7.75             1,096.12            6/1/2006            85 Current      N               N
15838238                      7.25             1,090.52            6/1/2006            95 Current      N               N
15838246                      7.75               820.48            6/1/2006         93.87 Current      N               N
15838253                       8.1             1,629.42            6/1/2006            90 Current      N               N
15838261                      7.65             1,650.05            6/1/2006         89.55 Current      N               N
15838279                      8.99             1,046.69            6/1/2006         81.38 Current      N               N
15838287                       7.8             1,204.13            6/1/2006            95 Current      N               N
15838295                      6.99             2,469.22            6/1/2006            90 Current      N               N
15838303                      8.05             1,290.20            6/1/2006         89.29 Current      N               N
15838311                      7.95             2,324.13            6/1/2006            95 Current      N               N
15838329                      8.99             1,359.49            6/1/2006            90 Current      N               N
15838337                      9.45             1,917.21            6/1/2006         87.22 Current      N               N
15838345                      7.65             1,159.35            6/1/2006            95 Current      N               N
15838352                      9.65             1,778.18            6/1/2006         89.98 Current      N               N
15838360                       8.8             1,031.31            6/1/2006            90 Current      N               N
15838386                       6.7             2,156.16            6/1/2006            90 Current      N               N
15838394                      6.95               808.81            6/1/2006            95 Current      N               N
15838402                       7.9             3,844.67            6/1/2006         81.68 Current      N               N
15838410                      7.45               738.79            6/1/2006            85 Current      N               N
15838428                      8.35               872.58            6/1/2006            95 Current      N               N
15838436                       7.7             1,675.46            6/1/2006         87.04 Current      N               N
15838444                      8.75               885.04            6/1/2006         89.29 Current      N               N
15838451                      9.99             1,012.32            6/1/2006            95 Current      N               N
15838477                       7.6               999.45            6/1/2006            95 Current      N               N
15838485                      7.75             2,482.37            6/1/2006            90 Current      N               N
15838493                       7.3             1,110.63            6/1/2006            90 Current      N               N
15838501                      8.35             1,482.50            6/1/2006            85 Current      N               N
15838519                      8.99             1,577.26            6/1/2006            90 Current      N               N
15838527                       8.1             1,353.38            6/1/2006         88.58 Current      N               N
15838535                      7.99                833.5            6/1/2006         81.21 Current      N               N
15838550                     7.125             2,236.75            7/1/2006         88.53 Current      N               N
15838568                      7.99             1,968.36            6/1/2006         91.96 Current      N               N
15838576                       8.8               825.84            6/1/2006            95 Current      N               N
15838584                       7.8             1,153.24            6/1/2006            90 Current      N               N
15838592                     8.375             1,265.53            6/1/2006            90 Current      N               N
15838600                       7.2             2,283.63            6/1/2006         88.72 Current      N               N
15838626                      7.95             1,352.85            6/1/2006            95 Current      N               N
15838634                      8.35             1,394.80            6/1/2006            95 Current      N               N
15838642                       8.5             1,923.83            6/1/2006         67.62 Current      N               N
15838667                      7.25             1,105.13            6/1/2006            90 Current      N               N
15838683                      8.25             1,427.41            6/1/2006            84 Current      N               N
15838691                      6.25             2,173.36            7/1/2006            90 Current      N               N
15838709                     7.125             2,040.45            6/1/2006         83.87 Current      N               N
15838717                         8               724.96            7/1/2006            95 Current      N               N
15838725                      9.99             1,187.04            6/1/2006            90 Current      N               N
15838733                      8.15             2,330.99            6/1/2006            90 Current      N               N
15838741                      7.65             1,756.31            6/1/2006            95 Current      N               N
15838758                       8.5             1,045.73            6/1/2006            85 Current      N               N
15838766                      7.15             1,519.67            6/1/2006         81.82 Current      N               N
15838774                      9.55             1,267.61            6/1/2006            95 Current      N               N
15838782                      8.25             1,277.16            6/1/2006         94.44 Current      N               N
15838790                      7.99             1,488.14            6/1/2006         88.83 Current      N               N
15838808                       8.5             1,299.42            6/1/2006         89.53 Current      N               N
15838824                       9.1             1,041.17            6/1/2006            95 Current      N               N
15838832                      8.85             1,018.12            6/1/2006            95 Current      N               N
15838840                       7.5             1,636.17            6/1/2006            90 Current      N               N
15838857                      8.35             1,071.49            6/1/2006            90 Current      N               N
15838865                      8.95               939.61            6/1/2006            85 Current      N               N
15838873                       9.5             1,182.41            6/1/2006         89.57 Current      N               N
15838881                       9.5             1,978.96            6/1/2006            90 Current      N               N
15838899                       8.5             1,937.67            6/1/2006            90 Current      N               N
15838915                       8.5               922.94            6/1/2006            90 Current      N               N
15838923                     10.25             1,789.97            6/1/2006            85 Current      N               N
15838931                       8.7             1,343.08            6/1/2006         86.62 Current      N               N
15838949                       8.3             1,732.24            6/1/2006            90 Current      N               N
15838964                       9.1               741.12            6/1/2006            90 Current      N               N
15838972                       8.6             1,777.07            6/1/2006         88.08 Current      N               N
15838980                      6.99               837.44            6/1/2006            90 Current      N               N
15838998                       8.5             2,677.50            6/1/2006            90 Current      N               N
15839012                      7.99               916.34            6/1/2006         89.29 Current      N               N
15839038                      9.95               606.04            6/1/2006            95 Current      N               N
15839046                      8.85             5,208.48            6/1/2006         88.66 Current      N               N
15839053                      9.25             1,546.63            6/1/2006         88.26 Current      N               N
15839061                      6.99               970.37            6/1/2006         83.43 Current      N               N
15839079                     6.875               798.04            6/1/2006         88.21 Current      N               N
15839087                       6.6             2,230.52            6/1/2006         94.39 Current      N               N
15839095                       8.5             3,021.83            6/1/2006         82.74 Current      N               N
15839103                       7.4             2,041.17            6/1/2006         87.11 Current      N               N
15839129                      8.35             1,653.12            6/1/2006         92.77 Current      N               N
15839137                       7.7             1,782.41            6/1/2006         83.61 Current      N               N
15839145                       9.7             1,639.97            6/1/2006            90 Current      N               N
15839152                      8.45             2,309.52            6/1/2006            85 Current      N               N
15839160                     6.875             1,139.78            6/1/2006         88.52 Current      N               N
15839178                      7.75             2,960.58            6/1/2006            95 Current      N               N
15839186                      8.99             2,767.44            6/1/2006            85 Current      N               N
15839202                      6.99             1,003.60            6/1/2006         86.08 Current      N               N
15839210                       8.6             1,117.46            6/1/2006            90 Current      N               N
15839228                      8.99               649.16            6/1/2006            95 Current      N               N
15839236                      8.85             1,413.06            6/1/2006         84.76 Current      N               N
15839244                      7.75             2,493.12            6/1/2006         88.78 Current      N               N
15839251                       8.5             1,241.80            6/1/2006            95 Current      N               N
15839269                      8.99             1,420.98            6/1/2006         83.02 Current      N               N
15839277                       7.5             1,673.44            6/1/2006            85 Current      N               N
15839285                      7.45             3,538.75            6/1/2006            95 Current      N               N
15839293                       8.1               914.83            6/1/2006            95 Current      N               N
15839319                       8.5               998.67            6/1/2006         86.59 Current      N               N
15839327                      8.75             2,118.04            6/1/2006            95 Current      N               N
15839335                       8.6             1,152.38            6/1/2006            90 Current      N               N
15839343                       9.4             2,025.57            6/1/2006            90 Current      N               N
15839368                      7.55               655.59            6/1/2006         89.97 Current      N               N
15839376                       8.8               675.69            7/1/2006            95 Current      N               N
15839384                      8.75             1,023.31            6/1/2006         86.89 Current      N               N
15839392                       6.9             1,369.89            6/1/2006         87.73 Current      N               N
15839400                     6.875             1,105.73            7/1/2006         89.77 Current      N               N
15839418                      7.99             1,009.81            6/1/2006            95 Current      N               N
15839426                      7.99               926.97            6/1/2006            90 Current      N               N
15839434                      8.55             1,411.68            6/1/2006            85 Current      N               N
15839442                      7.99               861.36            6/1/2006         87.04 Current      N               N
15839459                      9.55             1,355.86            6/1/2006            95 Current      N               N
15839475                      7.99             4,090.52            6/1/2006            90 Current      N               N
15839483                      7.75             1,614.58            6/1/2006         86.55 Current      N               N
15839491                      9.85             1,399.41            6/1/2006            95 Current      N               N
15839509                       8.1             1,865.58            6/1/2006         83.95 Current      N               N
15839517                       8.6             1,349.10            6/1/2006            95 Current      N               N
15839533                      8.55             1,529.48            6/1/2006            90 Current      N               N
15839541                      8.99               663.42            6/1/2006         89.13 Current      N               N
15839558                      8.99             1,386.14            6/1/2006            95 Current      N               N
15839566                      8.75             1,160.19            6/1/2006            85 Current      N               N
15839574                      9.99             2,430.59            6/1/2006            90 Current      N               N
15839582                      8.25             1,905.92            6/1/2006            90 Current      N               N
15839590                      7.25             2,667.31            6/1/2006         87.87 Current      N               N
15839608                      7.85               904.77            6/1/2006            95 Current      N               N
15839624                      7.75             1,676.41            6/1/2006         94.35 Current      N               N
15839632                       7.9               869.48            6/1/2006            90 Current      N               N
15839657                      7.99             1,231.79            6/1/2006         84.86 Current      N               N
15839665                      8.99             1,743.67            6/1/2006            90 Current      N               N
15839681                      8.15             1,357.51            6/1/2006            95 Current      N               N
15839699                      7.55             2,156.08            6/1/2006            90 Current      N               N
15839707                       8.3             1,238.08            6/1/2006         93.08 Current      N               N
15839715                      7.45             1,621.93            6/1/2006            95 Current      N               N
15839723                      7.99             2,774.30            6/1/2006            90 Current      N               N
15839731                      8.99             1,229.98            6/1/2006            90 Current      N               N
15839756                      7.85             1,141.52            7/1/2006         92.83 Current      N               N
15839764                       7.4             1,888.12            6/1/2006            90 Current      N               N
15839772                      8.15             1,004.91            6/1/2006         91.85 Current      N               N
15839780                      7.99             1,128.20            6/1/2006            95 Current      N               N
15839798                      7.75             1,943.96            6/1/2006          83.5 Current      N               N
15839806                      7.55               880.83            6/1/2006         84.34 Current      N               N
15839814                      7.55             1,463.47            7/1/2006            90 Current      N               N
15839830                       7.8             1,040.22            6/1/2006         84.01 Current      N               N
15839848                       7.8             4,972.50            6/1/2006         77.27 Current      N               N
15839863                      6.75             1,524.21            6/1/2006         85.45 Current      N               N
15839871                       7.8             3,718.14            6/1/2006         92.23 Current      N               N
15839889                       8.2                767.2            6/1/2006            90 Current      N               N
15839897                      8.45             1,204.13            6/1/2006            95 Current      N               N
15839905                      8.25             1,031.12            6/1/2006         94.66 Current      N               N
15839913                       9.1               913.31            6/1/2006            90 Current      N               N
15839921                       7.8               949.01            6/1/2006            85 Current      N               N
15839939                       8.2               873.76            6/1/2006            95 Current      N               N
15839947                      7.25               926.06            6/1/2006         89.66 Current      N               N
15839954                       8.2             1,009.36            6/1/2006            90 Current      N               N
15839962                      8.25             1,469.53            6/1/2006            95 Current      N               N
15839970                       7.5             1,929.84            6/1/2006          89.9 Current      N               N
15839988                       7.7             1,201.52            6/1/2006         94.57 Current      N               N
15839996                      6.95             1,370.24            6/1/2006            90 Current      N               N
15840002                       7.7               937.55            6/1/2006         93.93 Current      N               N
15840010                       9.4             1,131.11            6/1/2006         90.02 Current      N               N
15840028                      7.85               954.29            6/1/2006            90 Current      N               N
15840036                       8.4             2,856.90            6/1/2006         88.86 Current      N               N
15840044                      7.85               803.99            6/1/2006            95 Current      N               N
15840051                       7.3               863.82            6/1/2006            90 Current      N               N
15840069                       9.9             1,471.50            6/1/2006            95 Current      N               N
15840077                       7.4             1,329.37            6/1/2006          82.4 Current      N               N
15840085                      9.65             1,294.77            6/1/2006         86.86 Current      N               N
15840093                       7.5               833.69            6/1/2006            90 Current      N               N
15840101                      7.55             1,981.45            6/1/2006         89.52 Current      N               N
15840119                       8.1               770.38            6/1/2006         83.53 Current      N               N
15840135                       9.6             1,708.20            6/1/2006            95 Current      N               N
15840143                       9.2             1,710.19            6/1/2006            90 Current      N               N
15840150                      7.75             1,222.20            6/1/2006         92.22 Current      N               N
15840168                       8.5             1,643.75            6/1/2006         80.79 Current      N               N
15840176                      8.85             1,777.16            6/1/2006            90 Current      N               N
15840184                      7.99             1,806.07            6/1/2006          87.5 Current      N               N
15840192                      9.15             4,542.00            6/1/2006         89.84 Current      N               N
15840200                       6.5             3,558.75            6/1/2006          87.6 Current      N               N
15840218                      7.99               988.91            6/1/2006            95 Current      N               N
15840226                       9.4             1,523.35            6/1/2006         87.44 Current      N               N
15840234                      7.75             1,332.53            6/1/2006         89.42 Current      N               N
15840242                       7.6             1,302.41            6/1/2006         91.95 Current      N               N
15840267                      9.05             1,054.74            6/1/2006            90 Current      N               N
15840275                      7.65               692.46            6/1/2006         81.54 Current      N               N
15840283                      8.45             1,316.06            6/1/2006            95 Current      N               N
15840291                      8.99             1,578.47            6/1/2006            85 Current      N               N
15840309                       8.3             1,871.87            6/1/2006         90.51 Current      N               N
15840325                      8.85               822.47            6/1/2006            90 Current      N               N
15840333                      8.99             2,023.83            6/1/2006            95 Current      N               N
15840341                       9.2             1,138.49            6/1/2006         87.42 Current      N               N
15840366                      6.35             2,227.61            6/1/2006         83.55 Current      N               N
15840374                       7.3             1,051.81            6/1/2006            95 Current      N               N
15840382                      7.45               750.24            6/1/2006            95 Current      N               N
15840390                      8.99               672.07            6/1/2006            95 Current      N               N
15840408                      6.99             1,405.70            6/1/2006            90 Current      N               N
15840416                      7.99             2,309.17            6/1/2006            90 Current      N               N
15840424                       8.2             2,230.56            6/1/2006            95 Current      N               N
15840432                      8.85               957.79            6/1/2006            95 Current      N               N
15840440                       8.4             1,331.70            6/1/2006            95 Current      N               N
15840457                     6.875               704.56            6/1/2006         88.64 Current      N               N
15840465                       7.8             3,369.00            6/1/2006         89.93 Current      N               N
15840473                       7.3               750.67            6/1/2006         84.23 Current      N               N
15840481                      8.35             1,600.50            6/1/2006            90 Current      N               N
15840499                       7.6             1,084.11            6/1/2006          82.5 Current      N               N
15840515                     10.99                  678            7/1/2006         90.19 Current      N               N
15840523                       7.9             2,107.74            6/1/2006         91.51 Current      N               N
15840531                       7.1               808.36            6/1/2006          82.5 Current      N               N
15840556                       7.9             1,419.37            6/1/2006         89.57 Current      N               N
15840564                       7.4             2,929.17            6/1/2006         94.02 Current      N               N
15840572                      8.65             1,448.55            7/1/2006            90 Current      N               N
15840580                      7.99             1,424.88            6/1/2006         89.17 Current      N               N
15840598                      7.55             1,221.55            6/1/2006            95 Current      N               N
15840606                      7.99             2,397.14            6/1/2006         94.78 Current      N               N
15840614                      6.25             1,204.50            6/1/2006         82.26 Current      N               N
15840622                      8.65             1,380.78            6/1/2006         85.44 Current      N               N
15840630                       7.5             1,492.69            6/1/2006            90 Current      N               N
15840648                      6.75             1,360.12            6/1/2006         89.77 Current      N               N
15840655                      8.05             1,393.89            6/1/2006         75.63 Current      N               N
15840663                      8.05             4,662.29            6/1/2006         93.67 Current      N               N
15840671                       9.9             1,714.28            6/1/2006         89.55 Current      N               N
15840697                      9.75             2,373.42            6/1/2006            85 Current      N               N
15840705                      6.75             3,398.66            6/1/2006         86.61 Current      N               N
15840713                     6.875             1,907.81            6/1/2006            90 Current      N               N
15840721                      6.99               998.99            6/1/2006         81.71 Current      N               N
15840739                       8.7               872.02            6/1/2006            85 Current      N               N
15840747                      6.99             2,052.05            6/1/2006            95 Current      N               N
15840754                      7.75             1,289.55            6/1/2006            90 Current      N               N
15840762                      8.65             1,353.71            6/1/2006         89.88 Current      N               N
15840770                      7.45               991.51            6/1/2006         84.67 Current      N               N
15840788                       9.9             1,409.71            6/1/2006            90 Current      N               N
15840804                       8.2             1,428.22            6/1/2006         84.89 Current      N               N
15840812                      7.99             1,356.18            6/1/2006         84.63 Current      N               N
15840820                       9.8             1,701.50            6/1/2006            85 Current      N               N
15840838                       8.1             1,169.65            6/1/2006        107.05 Current      N               N
15840846                      8.45             1,140.42            6/1/2006            90 Current      N               N
15840853                       8.8             1,437.51            6/1/2006            85 Current      N               N
15840861                       8.8             1,281.53            6/1/2006         96.64 Current      N               N
15840879                     6.875             1,011.20            7/1/2006         88.25 Current      N               N
15840887                       7.6             1,165.03            6/1/2006         88.09 Current      N               N
15840895                       8.5             3,275.58            6/1/2006         94.67 Current      N               N
15840903                      8.75               651.68            6/1/2006            90 Current      N               N
15840911                      8.35             1,352.07            6/1/2006         89.15 Current      N               N
15840929                      8.99             1,023.37            6/1/2006            95 Current      N               N
15840937                      9.65             1,469.39            6/1/2006         84.15 Current      N               N
15840945                       7.8               996.45            6/1/2006            90 Current      N               N
15840952                       8.8             3,003.05            6/1/2006            95 Current      N               N
15840978                      8.99             1,978.61            6/1/2006            90 Current      N               N
15840986                     7.375             1,671.67            6/1/2006         83.44 Current      N               N
15840994                      7.99             1,785.02            6/1/2006         89.92 Current      N               N
15841000                      8.45               799.82            6/1/2006            95 Current      N               N
15841018                      8.99             1,372.27            6/1/2006         87.54 Current      N               N
15841026                       8.8             1,746.51            6/1/2006            85 Current      N               N
15841034                      8.25             2,182.43            6/1/2006         86.72 Current      N               N
15841042                      7.17             1,456.39            6/1/2006            90 Current      N               N
15841059                       7.9                667.4            6/1/2006            90 Current      N               N
15841067                      8.99             1,248.63            6/1/2006         90.04 Current      N               N
15841075                      7.85             1,399.66            6/1/2006            90 Current      N               N
15841083                      9.45             1,666.05            6/1/2006         89.87 Current      N               N
15841091                      8.55               834.26            6/1/2006         88.73 Current      N               N
15841109                      7.75             1,088.95            6/1/2006            95 Current      N               N
15841117                     7.625             3,056.35            6/1/2006         89.91 Current      N               N
15841125                      8.25             1,363.18            6/1/2006            95 Current      N               N
15841141                       8.6               714.88            6/1/2006            95 Current      N               N
15841158                      7.99             1,128.20            6/1/2006            90 Current      N               N
15841166                       6.8             1,675.45            6/1/2006         81.74 Current      N               N
15841174                       8.3               653.76            6/1/2006            90 Current      N               N
15841182                      8.99               867.42            6/1/2006         84.96 Current      N               N
15841190                      9.99             2,735.28            6/1/2006         86.65 Current      N               N
15841208                      8.55             1,706.47            6/1/2006            90 Current      N               N
15841216                       7.5             1,441.15            6/1/2006            90 Current      N               N
15841232                      8.05             1,260.71            6/1/2006         82.21 Current      N               N
15841257                       7.1             1,333.05            7/1/2006            90 Current      N               N
15841265                      8.99               892.34            6/1/2006         89.87 Current      N               N
15841273                      8.99             1,955.33            6/1/2006            90 Current      N               N
15841281                      8.99             1,591.73            6/1/2006            90 Current      N               N
15841315                       8.6             1,117.46            6/1/2006            90 Current      N               N
15841323                       8.4             1,483.68            6/1/2006            95 Current      N               N
15841331                      8.55             1,193.94            6/1/2006            90 Current      N               N
15841356                      9.05             1,258.41            6/1/2006         89.78 Current      N               N
15841364                      8.15             4,541.62            6/1/2006         87.18 Current      N               N
15841380                       8.2             1,192.42            6/1/2006         94.32 Current      N               N
15841398                      8.95             1,444.62            6/1/2006         89.99 Current      N               N
15841406                      8.05             3,441.38            6/1/2006            95 Current      N               N
15841414                       9.3             2,245.89            6/1/2006         86.29 Current      N               N
15841422                       8.4             1,823.84            6/1/2006            90 Current      N               N
15841430                       8.6             1,681.81            6/1/2006         89.56 Current      N               N
15841448                       8.6             1,397.37            6/1/2006            90 Current      N               N
15841463                       8.1             1,101.38            6/1/2006         88.14 Current      N               N
15841471                      8.99               651.17            6/1/2006            90 Current      N               N
15841489                      6.95             1,264.82            6/1/2006            90 Current      N               N
15841505                       8.3             1,392.58            6/1/2006         89.53 Current      N               N
15841513                      10.2             1,749.08            6/1/2006         89.81 Current      N               N
15841521                       8.7               704.82            6/1/2006            90 Current      N               N
15841539                       8.1             1,212.27            6/1/2006            90 Current      N               N
15841547                      7.55             1,034.66            6/1/2006         81.25 Current      N               N
15841554                     7.375               466.21            6/1/2006            90 Current      N               N
15841562                       8.5             1,322.54            6/1/2006          78.5 Current      N               N
15841570                      8.25             1,489.20            6/1/2006         89.94 Current      N               N
15841588                      9.99             3,156.60            6/1/2006            90 Current      N               N
15841596                       8.7             3,862.44            6/1/2006         89.67 Current      N               N
15841646                       8.4               874.21            6/1/2006            85 Current      N               N
15841661                       9.6             1,450.36            6/1/2006            95 Current      N               N
15841679                      7.85             1,970.16            6/1/2006         87.27 Current      N               N
15841687                       8.9             1,113.44            6/1/2006            90 Current      N               N
15841703                       8.9               946.96            6/1/2006            95 Current      N               N
15841711                     9.625             3,052.32            6/1/2006            90 Current      N               N
15841737                      8.95             1,273.24            6/1/2006            85 Current      N               N
15841745                      9.99             1,706.32            6/1/2006         94.93 Current      N               N
15841752                       9.4               991.95            6/1/2006            85 Current      N               N
15841760                      6.99             2,340.06            6/1/2006         89.98 Current      N               N
15841778                     9.075             1,246.63            6/1/2006            95 Current      N               N
15841794                       9.2             1,628.67            6/1/2006            90 Current      N               N
15841810                       9.9             2,545.31            6/1/2006            90 Current      N               N
15841828                      6.85             3,571.82            6/1/2006            90 Current      N               N
15841836                       7.3               837.68            6/1/2006         89.42 Current      N               N
15841844                      9.55             2,319.77            6/1/2006            95 Current      N               N
15841851                       7.6             1,868.65            6/1/2006            90 Current      N               N
15841869                      7.75             1,627.50            6/1/2006            90 Current      N               N
15841877                       8.6             1,982.79            6/1/2006            90 Current      N               N
15841901                         8               704.05            6/1/2006            95 Current      N               N
15841919                         8             1,405.33            6/1/2006            85 Current      N               N
15841927                     7.325             3,883.08            6/1/2006         84.33 Current      N               N
15841935                      9.65             1,379.95            6/1/2006            90 Current      N               N
15841950                     8.475             3,334.24            6/1/2006            95 Current      N               N
15841968                       8.3               747.24            6/1/2006            90 Current      N               N
15841976                      8.55             1,251.39            6/1/2006            90 Current      N               N
15841984                      9.35             1,293.43            6/1/2006            81 Current      N               N
15842008                       7.6             1,459.20            6/1/2006            90 Current      N               N
15842016                       8.2             1,682.45            6/1/2006         89.64 Current      N               N
15842024                      8.95             1,130.17            6/1/2006            95 Current      N               N
15842032                     7.987             1,945.74            6/1/2006            90 Current      N               N
15842040                      9.25               690.25            6/1/2006            90 Current      N               N
15842057                      7.65             1,965.36            6/1/2006         89.94 Current      N               N
15842065                       7.3             2,393.23            6/1/2006         88.57 Current      N               N
15842073                       8.8             2,204.87            6/1/2006         89.71 Current      N               N
15842099                       7.7               812.07            6/1/2006            85 Current      N               N
15842107                      7.99             2,332.99            6/1/2006          93.6 Current      N               N
15842115                      7.85             1,010.14            6/1/2006            95 Current      N               N
15842123                      9.65             2,184.92            6/1/2006            95 Current      N               N
15842131                       7.8             2,179.78            6/1/2006            95 Current      N               N
15842149                       8.6             1,099.96            6/1/2006            90 Current      N               N
15842156                      8.35             1,392.26            6/1/2006            90 Current      N               N
15842164                    10.275             2,213.48            6/1/2006            85 Current      N               N
15842172                       8.2               928.31            6/1/2006            95 Current      N               N
15842180                     7.925               972.47            6/1/2006         92.76 Current      N               N
15842198                       8.2               858.05            6/1/2006            85 Current      N               N
15842214                      8.75             1,350.78            6/1/2006            95 Current      N               N
15842222                     9.398             1,190.41            6/1/2006            95 Current      N               N
15842230                      8.99             1,286.25            6/1/2006         89.89 Current      N               N
15842248                       9.5             1,158.28            6/1/2006            95 Current      N               N
15842255                       8.6                847.8            6/1/2006            95 Current      N               N
15842263                       8.5               646.59            6/1/2006            90 Current      N               N
15842271                       7.4               918.83            6/1/2006         87.65 Current      N               N
15842297                      8.25             1,201.75            6/1/2006            95 Current      N               N
15842305                      9.95             1,565.12            6/1/2006            90 Current      N               N
15842313                      7.75             1,547.46            6/1/2006            90 Current      N               N
15842479                      8.35               743.91            6/1/2006            90 Current      N               N
15842487                       8.8             2,844.99            6/1/2006            90 Current      N               N
15842545                       7.9               977.92            6/1/2006            90 Current      N               N
15842578                       7.5               730.68            6/1/2006            95 Current      N               N
15842594                       8.3                  985            6/1/2006            90 Current      N               N
15842602                     7.675             2,304.41            6/1/2006            90 Current      N               N
15842610                      8.25             1,356.04            6/1/2006            95 Current      N               N
15842628                       7.8             1,846.47            6/1/2006            90 Current      N               N
15842651                      7.99             1,026.30            6/1/2006         89.74 Current      N               N
15842677                       6.9             4,176.44            7/1/2006            85 Current      N               N
15842685                      9.65             2,917.91            6/1/2006            85 Current      N               N
15842693                       7.7             2,349.77            6/1/2006            90 Current      N               N
15842701                      7.35             1,054.13            6/1/2006         87.43 Current      N               N
15842727                      8.05             1,592.47            6/1/2006         89.63 Current      N               N
15842735                       7.3             4,498.63            6/1/2006            85 Current      N               N
15842743                      9.99               874.65            6/1/2006            95 Current      N               N
15842750                      8.75             1,911.69            6/1/2006            90 Current      N               N
15842768                      7.55               990.94            6/1/2006            90 Current      N               N
15842776                      7.75             1,450.74            6/1/2006            90 Current      N               N
15842784                     7.999             1,626.86            6/1/2006            90 Current      N               N
15842792                      8.35             1,951.82            6/1/2006         90.03 Current      N               N
15842800                       7.6             1,615.00            6/1/2006         77.27 Current      N               N
15842826                      9.75             1,077.38            6/1/2006            95 Current      N               N
15842834                      8.95             1,722.21            7/1/2006         93.48 Current      N               N
15842842                     8.025             1,166.89            6/1/2006            95 Current      N               N
15842867                      9.05             1,411.16            6/1/2006            90 Current      N               N
15842875                       7.6               826.11            6/1/2006            90 Current      N               N
15842917                      7.25             5,131.68            6/1/2006            85 Current      N               N
15842925                      8.45             1,638.95            6/1/2006          93.1 Current      N               N
15842941                      7.65             1,603.81            6/1/2006          94.8 Current      N               N
15842958                       9.8             3,524.66            6/1/2006            95 Current      N               N
15842974                      8.35               477.74            6/1/2006            90 Current      N               N
15842990                        10             1,902.14            6/1/2006         81.79 Current      N               N
15843006                      8.75             1,066.77            6/1/2006         89.98 Current      N               N
15843022                      8.15             1,086.06            6/1/2006            90 Current      N               N
15843030                       7.5             2,109.88            6/1/2006            85 Current      N               N
15843048                       9.7             3,961.07            6/1/2006         85.67 Current      N               N
15843055                      8.75             1,911.69            6/1/2006            90 Current      N               N
15843063                      6.95             1,131.94            6/1/2006            90 Current      N               N
15843071                       7.8             1,878.87            6/1/2006            90 Current      N               N
15843097                         8             1,281.16            6/1/2006            90 Current      N               N
15843105                     8.025             2,384.39            6/1/2006            90 Current      N               N
15848393                       7.5             4,843.81            6/1/2006            85 Current      N               N
15848401                      8.55             1,995.16            6/1/2006            95 Current      N               N
15848419                      11.1             1,258.42            6/1/2006            95 Current      N               N
15848435                      8.35             1,873.03            6/1/2006            95 Current      N               N
15848443                      8.85             2,461.87            6/1/2006            90 Current      N               N
15848450                       7.1             2,584.00            6/1/2006         84.74 Current      N               N
15848468                       8.2             4,603.16            6/1/2006            90 Current      N               N
15848476                     8.075             1,064.16            6/1/2006         88.34 Current      N               N
15848484                      7.95             1,465.08            6/1/2006         84.57 Current      N               N
15848492                     7.375             1,382.81            6/1/2006            90 Current      N               N
15848500                       9.2             2,023.07            6/1/2006            95 Current      N               N
15848518                     10.15             1,914.73            6/1/2006         88.96 Current      N               N
15848534                       7.7             2,855.41            6/1/2006            90 Current      N               N
15848542                       7.3             1,702.96            6/1/2006            90 Current      N               N
15848559                     10.25             1,749.64            6/1/2006         89.98 Current      N               N
15848567                       7.6             1,067.59            6/1/2006            90 Current      N               N
15848575                       7.5               706.44            6/1/2006            95 Current      N               N
15848583                      7.65             1,606.04            6/1/2006         82.76 Current      N               N
15848609                       8.7               719.63            6/1/2006            90 Current      N               N
15848617                       8.1             1,000.01            6/1/2006            90 Current      N               N
15848625                       7.9             2,071.40            6/1/2006            95 Current      N               N
15848641                       8.7             1,659.07            6/1/2006            95 Current      N               N
15848658                       8.7             1,599.59            6/1/2006         80.66 Current      N               N
15848674                      7.95             1,379.67            6/1/2006            95 Current      N               N
15848682                       6.4             3,588.65            6/1/2006            85 Current      N               N
15848690                       7.2             1,780.84            6/1/2006         84.85 Current      N               N
15848708                       7.2             1,008.90            6/1/2006            95 Current      N               N
15848716                       7.3               816.99            6/1/2006            85 Current      N               N
15848724                      8.75               991.25            6/1/2006            90 Current      N               N
15848732                      7.75             2,523.80            6/1/2006         89.88 Current      N               N
15848740                     10.05             2,553.48            6/1/2006            95 Current      N               N
15848757                      8.25             2,892.27            6/1/2006         89.01 Current      N               N
15848765                      7.99             4,063.19            6/1/2006            90 Current      N               N
15848773                      8.35             1,278.51            6/1/2006         81.45 Current      N               N
15848781                      8.65             2,021.04            6/1/2006            85 Current      N               N
15848807                       8.3             2,052.44            6/1/2006            95 Current      N               N
15848815                      8.75             1,288.62            6/1/2006            90 Current      N               N
15848823                      9.05             4,615.50            7/1/2006            90 Current      N               N
15848831                      8.65             1,444.91            6/1/2006            95 Current      N               N
15848849                      10.8             1,820.19            6/1/2006            95 Current      N               N
15848864                      8.85             1,631.25            6/1/2006            95 Current      N               N
15848880                       8.8               945.96            6/1/2006            95 Current      N               N
15848898                       8.8               720.74            6/1/2006            95 Current      N               N
15848906                         8             1,746.36            7/1/2006            85 Current      N               N
15848914                      9.45             1,716.28            6/1/2006         89.91 Current      N               N
15850779                       8.6             1,833.26            6/1/2006            90 Current      N               N
15850787                       7.9             1,896.00            6/1/2006         83.48 Current      N               N
15850852                     9.175             1,824.51            6/1/2006         84.25 Current      N               N
15850860                       8.8             1,039.81            6/1/2006            95 Current      N               N
15850878                      8.65             4,209.68            6/1/2006         91.53 Current      N               N
15850910                       8.5               591.68            7/1/2006            95 Current      N               N
15850928                      7.55               663.76            6/1/2006            85 Current      N               N
15850936                      9.55             2,807.98            6/1/2006            95 Current      N               N
15850944                      7.65             1,907.40            6/1/2006            85 Current      N               N
15850951                       8.5             2,018.95            6/1/2006            95 Current      N               N
15850969                       7.5             2,768.89            6/1/2006            90 Current      N               N
15850985                      7.55             2,830.24            6/1/2006            95 Current      N               N
15850993                      8.65             1,122.58            6/1/2006            90 Current      N               N
15851009                      7.85             2,493.48            6/1/2006            90 Current      N               N
15851017                       7.9             1,143.64            6/1/2006            95 Current      N               N
15851025                         9             1,031.93            6/1/2006            95 Current      N               N
15851033                      8.45             3,707.44            6/1/2006            90 Current      N               N
15851041                      7.85             6,789.23            6/1/2006            95 Current      N               N
15851058                      8.75               992.87            6/1/2006           100 Current      N               N
15851066                       8.9             1,626.63            7/1/2006         89.87 Current      N               N
15851082                     9.675             2,381.69            6/1/2006            90 Current      N               N
15851108                      7.95             1,632.09            6/1/2006            80 Current      N               N
15851116                      7.65             1,907.18            6/1/2006            95 Current      N               N
15851132                       7.4             2,194.47            6/1/2006            95 Current      N               N
15851140                      9.45             1,471.40            6/1/2006            95 Current      N               N
15851173                       7.6             2,166.00            6/1/2006            95 Current      N               N
15851181                      7.95             2,210.24            6/1/2006            85 Current      N               N
15851207                      8.35             2,375.03            6/1/2006            90 Current      N               N
15851215                       9.1               978.34            6/1/2006            90 Current      N               N
15851223                      7.99             3,162.71            6/1/2006            95 Current      N               N
15851231                       8.2             3,278.29            6/1/2006            95 Current      N               N
15851249                      8.99             1,456.42            6/1/2006            90 Current      N               N
15851256                       7.6             2,796.77            6/1/2006            85 Current      N               N
15851264                       8.3             2,584.52            6/1/2006            90 Current      N               N
15851280                      7.45             1,283.90            6/1/2006            90 Current      N               N
15851298                         7               598.78            6/1/2006            90 Current      N               N
15851322                       8.2             1,029.33            6/1/2006            95 Current      N               N
15654700                      8.45             1,191.45            5/1/2006            80 Current      N               N
15665052                     9.375               592.62            6/1/2006            95 Current      N               N
15819006                     10.05             1,602.34            6/1/2006           100 Current      N               N
15819022                     8.375             1,900.18            6/1/2006         16.23 Current      N               N
15819048                      6.65               725.42            6/1/2006         73.86 Current      N               N
15819071                         9               842.84            6/1/2006         84.82 Current      N               N
15819089                     11.35                722.4            6/1/2006            90 Current      N               N
15819097                     10.55               367.39            6/1/2006           100 Current      N               N
15819105                      7.65             1,581.00            6/1/2006         57.67 Current      N               N
15819121                      8.55             2,280.00            6/1/2006            80 Current      N               N
15819188                     10.35             4,201.48            6/1/2006            75 Current      N               N
15664030                      10.5             1,387.75            6/1/2006         52.87 Current      N               N
15772940                      10.5             1,397.26            6/1/2006            65 Current      N               N
15772957                    10.625               920.83            6/1/2006            64 Current      N               N
15772981                    10.125             2,303.44            6/1/2006         64.97 Current      N               N
15772999                    11.125             1,205.21            6/1/2006            65 Current      N               N
15773005                     11.75             1,431.97            6/1/2006         62.23 Current      N               N
15773039                     11.75             1,049.79            7/1/2006         57.14 Current      N               N
15773047                      11.5             1,480.49            6/1/2006            65 Current      N               N
15773054                    10.625               979.54            6/1/2006         40.15 Current      N               N
15773070                      10.5             1,829.48            6/1/2006         45.45 Current      N               N
15818701                     11.25             2,528.91            6/1/2006         62.01 Current      N               N
15818727                     10.99             1,373.75            6/1/2006         24.79 Current      N               N
15818735                     10.99             2,289.58            7/1/2006         55.56 Current      N               N
15818750                      11.5             1,470.08            6/1/2006            65 Current      N               N
15818768                     10.99               951.57            6/1/2006         50.25 Current      N               N
15818792                    10.625             1,035.94            7/1/2006         54.42 Current      N               N
15818800                    10.625               931.03            7/1/2006         62.97 Current      N               N
15818818                      11.5             1,338.23            6/1/2006         64.35 Current      N               N
15818826                      11.5             1,061.44            6/1/2006            65 Current      N               N
15818834                    11.125             1,668.75            6/1/2006            60 Current      N               N
15818867                      7.75             1,146.26            6/1/2006         78.05 Current      N               N
15818875                      8.35             2,143.17            6/1/2006            80 Current      N               N
15818891                     6.975             1,389.19            6/1/2006          66.2 Current      N               N
15818909                       9.1             1,266.45            6/1/2006            80 Current      N               N
15818917                      6.95             1,720.10            7/1/2006         87.35 Current      N               N
15818925                      7.99             1,406.00            6/1/2006            80 Current      N               N
15818941                      8.59             1,029.60            6/1/2006            80 Current      N               N
15818966                    10.075             1,766.24            7/1/2006         61.54 Current      N               N
15818974                     8.875             1,368.51            6/1/2006            80 Current      N               N
15818990                     8.875             1,193.47            6/1/2006         48.39 Current      N               N
7904980                      15.95               282.12            6/2/2006          41.4 Current      N               N
7906225                      15.95               389.92           6/25/2006         100.5 Current      N               N
7911084                      12.28               216.53           6/18/2006        112.22 Current      N               N
7911092                       12.5                289.2           6/17/2006        109.61 Current      N               N
11887015                         7               181.83            5/1/2006         75.71 Current      N               N
11879079                         9               600.31            5/1/2006         92.48 Current      N               N
11888468                       7.5               665.65            5/1/2006        109.58 Current      N               N
10469694                         7               375.48            5/1/2006         83.74 Current      N               N
7804792                     10.625             1,001.53            6/1/2006            85 Current      N               N
12812384                         7               224.25            6/1/2006         64.38 Current      N               N
8071771                      12.25               545.65            5/1/2006         83.65 Current      N               N
8071698                       11.9             1,041.34            6/1/2006            75 Current      N               N
8075442                       9.25               533.93            5/1/2006            60 Current      N               N
11681672                       7.5               676.13            6/1/2006          79.4 Current      N               N
8171944                        7.5               398.12            6/1/2006         97.36 Current      N               N
3472990                       7.75               466.84            7/1/2006         99.49 Current      N               N
8161473                      10.25             1,868.82            6/1/2006            97 Current      N               N
8164170                         10             2,079.48            6/1/2006         92.92 Current      N               N
8182339                      11.25               555.75            6/1/2006            80 Current      N               N
8182354                      14.98               340.34            7/1/2006            49 Current      N               N
8172926                      10.99               229.81            6/1/2006            70 Current      N               N
8172959                      10.49               447.86            6/1/2006            70 Current      N               N
3392941                       8.75               489.73            6/1/2006         60.78 Current      N               N
8179111                          7               143.78            7/1/2006         53.96 Current      N               N
8109043                          8                581.5            6/1/2006         97.64 Current      N               N
3133253                        7.5               475.43            6/1/2006         89.93 Current      N               N
3112877                       10.5                  405            5/1/2006         96.46 Current      N               N
8187155                       11.5             1,499.19            5/1/2006            85 Current      N               N
8180317                       6.88                275.9            5/1/2006         63.87 Current      N               N
8187858                      10.65               548.17            6/1/2006            80 Current      N               N
8188013                     11.375               487.42            6/1/2006         63.53 Current      N               N
8189185                       12.3               367.07            5/1/2006            70 Current      N               N
5024047                        9.9                  325            6/1/2006         92.44 Current      N               N
5024096                          8               382.26           6/10/2006           100 Current      N               N
5024385                          8               157.74            7/1/2006         78.72 Current      N               N
5025010                         12               297.29           6/10/2006         89.71 Current      N               N
5025028                         12               270.04           6/15/2006         89.45 Current      N               N
5024781                          9               571.29            6/7/2006         97.89 Current      N               N
5024344                        7.5               338.24            6/1/2006         81.81 Current      N               N
8271868                        6.5               516.41            7/1/2006            80 Current      N               N
5024559                          6               286.57           6/15/2006            80 Current      N               N
5024435                          9               482.77            6/1/2006         90.23 Current      N               N
5024484                         10                617.9            6/1/2006            92 Current      N               N
8190498                       13.5               284.17            6/1/2006         36.76 Current      N               N
5025283                          7               397.06           6/15/2006           100 Current      N               N
5024906                          8               334.58           6/15/2006         92.55 Current      N               N
8215022                      12.45             1,072.81            6/1/2006            85 Current      N               N
5025432                         12                  295            5/1/2006         68.17 Current      N               N
5025523                          9               386.22            6/8/2006         83.69 Current      N               N
5026091                         10               188.18            6/1/2006           100 Current      N               N
5026372                         10               394.91            6/1/2006            60 Current      N               N
7131808                      7.625                  946            6/1/2006         111.3 Current      N               N
8161549                        9.5               779.48            6/1/2006            90 Current      N               N
8154429                     12.375               241.54            7/1/2006         89.97 Current      N               N
8161556                      11.75               575.38            6/1/2006         84.64 Current      N               N
8154650                       8.75                692.3            7/1/2006         79.28 Current      N               N
8154684                      9.375               655.01            6/1/2006            75 Current      N               N
8154783                       13.5               459.89            6/1/2006            55 Current      N               N
8154890                          8                471.8            6/1/2006         93.21 Current      N               N
8161788                          8               518.76            6/1/2006          81.4 Current      N               N
8155111                          8                471.5            6/1/2006          75.9 Current      N               N
5018429                       11.5               496.42            5/1/2006         94.58 Current      N               N
5018239                       11.5               874.92            6/1/2006         94.84 Current      N               N
5017991                       11.5               320.85            7/1/2006         97.71 Current      N               N
5018072                       11.5               363.44            6/1/2006          97.8 Current      N               N
5017975                       11.5               291.15            6/1/2006         97.53 Current      N               N
5022967                       11.5               546.71            6/1/2006         96.03 Current      N               N
5018304                       11.5               381.26            5/1/2006         96.06 Current      N               N
5023007                       11.5               381.26            6/1/2006         96.16 Current      N               N
5018437                       11.5               383.17            6/1/2006         95.01 Current      N               N
5022926                       11.5               328.78            6/1/2006         97.49 Current      N               N
5018585                       11.5               535.25            6/1/2006         94.84 Current      N               N
5018346                         12               597.62            5/1/2006         96.97 Current      N               N
5018544                       11.5               563.48            5/1/2006         94.81 Current      N               N
5022710                         12               619.36            6/1/2006         96.88 Current      N               N
5022587                         10               231.61            6/1/2006         93.77 Current      N               N
8158321                        7.5               386.49            6/1/2006        115.77 Current      N               N
8163099                        8.5             1,184.90            8/1/2006         96.35 Current      N               N
5022660                          8               171.24            7/1/2006         88.86 Current      N               N
8163164                        7.5                417.3            5/1/2006        108.71 Current      N               N
8112880                        7.5               295.58            6/1/2006        114.75 Current      N               N
8112948                        7.5               548.08            6/1/2006         82.33 Current      N               N
8160095                        8.5               578.46           5/27/2006         94.04 Current      N               N
5022603                       10.5                439.1           5/10/2006            80 Current      N               N
5023296                          9               266.02           7/19/2006         66.56 Current      N               N
5021969                      11.25                  220           5/12/2006            90 Current      N               N
8116154                       8.25               914.31            6/1/2006        100.51 Current      N               N
5021944                         11               547.59            5/1/2006         76.67 Current      N               N
5023148                          7               494.36           7/12/2006           100 Current      N               N
8161010                     11.625               808.15            5/1/2006            95 Current      N               N
5023684                         10               343.13            5/1/2006            85 Current      N               N
5023635                         10               380.43            6/1/2006            85 Current      N               N
8164683                      10.25               501.06            5/1/2006            80 Current      N               N
8050999                          8               470.13            6/1/2006         92.73 Current      N               N
8156168                       10.5               535.13            7/1/2006            78 Current      N               N
8156366                         12               897.88            7/1/2006         69.53 Current      N               N
8162109                       11.5               542.97            6/1/2006            65 Current      N               N
8162125                          8               798.36            6/1/2006         81.84 Current      N               N
8156671                      11.25               536.62            6/1/2006            85 Current      N               N
8156713                       9.75             2,096.77            6/1/2006         88.12 Current      N               N
8162232                     11.375             1,953.62            6/1/2006            80 Current      N               N
8162638                      11.25               419.71            6/1/2006            80 Current      N               N
8162653                      11.25             1,490.38            6/1/2006            75 Current      N               N
8164808                       11.5               554.57            6/1/2006            80 Current      N               N
8164857                     11.875               406.66            6/1/2006            80 Current      N               N
8165383                      11.75               790.37            5/1/2006            90 Current      N               N
8165680                     10.905             1,630.93            7/1/2006            85 Current      N               N
8166522                     10.375               322.58            6/1/2006            80 Current      N               N
8166837                     10.875               464.38            5/1/2006            90 Current      N               N
8166936                         11               839.88            7/1/2006            85 Current      N               N
8167496                     10.125               942.66            6/1/2006         71.33 Current      N               N
12818639                         7               357.89            6/1/2006         89.41 Current      N               N
12820387                         8                349.4            6/1/2006         84.09 Current      N               N
12821054                     6.625               442.62            5/1/2006         83.51 Current      N               N
12845335                         8               856.18            7/1/2006         97.63 Current      N               N
12851465                         7               526.15            6/1/2006         83.94 Current      N               N
12851960                         8               531.75            5/1/2006        109.78 Current      N               N
12855698                         7               334.95            6/1/2006         77.78 Current      N               N
12857561                         7               283.01            6/1/2006         61.63 Current      N               N
12861696                         8               425.83            6/1/2006         83.67 Current      N               N
8046666                     12.125               540.43            6/1/2006            90 Current      N               N
8047367                     11.875               433.08            6/1/2006         69.11 Current      N               N
8076754                      12.75                988.5            6/1/2006           100 Current      N               N
8076861                      13.05                460.7            6/1/2006           100 Current      N               N
8076838                         12             1,040.82            6/1/2006           100 Current      N               N
8140162                          8               403.02            5/1/2006         88.59 Current      N               N
8122137                      10.25               721.33            6/1/2006          93.6 Current      N               N
8141459                        7.5               433.96            6/1/2006         84.31 Current      N               N
8141814                          8               717.08           5/26/2006         82.77 Current      N               N
8142812                          9               484.74           6/26/2006        100.22 Current      N               N
8142952                          8               517.24            6/1/2006         96.56 Current      N               N
8106726                          8               597.23            7/1/2006         57.72 Current      N               N
8146615                          7               137.59            6/1/2006         93.91 Current      N               N
8146714                          8             1,126.41            6/1/2006         85.99 Current      N               N
8148215                          8               592.04            6/1/2006          82.6 Current      N               N
8150302                       9.54               425.27            6/1/2006         96.92 Current      N               N
8150427                        9.4               375.11           5/15/2006        107.14 Current      N               N
5019096                         10               617.61            6/1/2006            80 Current      N               N
8107120                       7.25               288.29            6/1/2006         78.95 Current      N               N
8107435                          7                170.2            5/1/2006         66.89 Current      N               N
5018932                        9.5               357.16            5/1/2006         91.65 Current      N               N
8107476                        7.5               414.35            6/1/2006        119.46 Current      N               N
7161011                        9.5               618.86            6/1/2006         98.13 Current      N               N
8109324                          8               769.64            6/1/2006         89.65 Current      N               N
8095606                       9.99               726.68            6/1/2006         87.24 Current      N               N
5018734                          8               466.02            5/1/2006         90.48 Current      N               N
5022231                         11               488.74            5/1/2006         89.58 Current      N               N
8110439                          8               302.98            6/1/2006        105.12 Current      N               N
8111452                        7.5                173.1            6/1/2006         93.78 Current      N               N
8112484                          7               349.28            7/1/2006        104.21 Current      N               N
8114357                          8               585.02            7/1/2006         80.83 Current      N               N
8128316                          9               788.05            6/1/2006        100.33 Current      N               N
8114910                          8             2,072.91           6/26/2006         85.13 Current      N               N
8129074                          8               471.67            5/1/2006        108.37 Current      N               N
8057952                        7.5               564.56            6/1/2006         110.8 Current      N               N
8062952                          8             1,037.73            5/1/2006         96.45 Current      N               N
8100729                      8.875             1,070.57            6/1/2006         77.71 Current      N               N
3197209                          8               347.61            5/1/2006         80.38 Current      N               N
8096422                        7.5               890.34            5/1/2006         82.02 Current      N               N
8121469                          8               288.66            5/1/2006         89.15 Current      N               N
7139298                          7             1,425.66            6/1/2006        104.11 Current      N               N
8121717                       11.5               606.33            6/1/2006            75 Current      N               N
8121725                      12.45               221.19            6/1/2006            80 Current      N               N
8053910                          7                419.2            6/1/2006         82.42 Current      N               N
8054165                          8               596.78            6/1/2006         76.81 Current      N               N
8054751                          8               190.02            5/1/2006         64.48 Current      N               N
8097271                      11.83             1,599.48            6/1/2006            75 Current      N               N
8101255                     10.875                935.1            6/1/2006         59.76 Current      N               N
8092652                          8               722.87           5/30/2006         98.97 Current      N               N
8119455                         11               675.54            6/1/2006            80 Current      N               N
8101339                         11               878.12            6/1/2006            80 Current      N               N
8097792                      11.21               544.42            5/1/2006            75 Current      N               N
8097842                      11.25               535.32            5/1/2006            80 Current      N               N
8152738                      10.02               475.39            6/1/2006            80 Current      N               N
8095044                      11.75               350.79            6/1/2006            70 Current      N               N
8150906                          8               328.08            6/1/2006         67.23 Current      N               N
8098188                     10.875               727.49            7/1/2006            70 Current      N               N
8092694                          8               703.79            6/1/2006        118.63 Current      N               N
8098626                     10.375               227.31            6/1/2006            70 Current      N               N
8151045                      11.86               612.13            7/1/2006            97 Current      N               N
8151052                         10               521.01            5/1/2006            95 Current      N               N
8099012                      12.89                314.9            7/1/2006            72 Current      N               N
8099046                      11.06               412.19            5/1/2006         67.29 Current      N               N
8099145                       7.95             2,424.54            6/1/2006         74.61 Current      N               N
8099152                      11.05               641.52            6/1/2006            90 Current      N               N
8119539                     11.375             1,116.82            7/1/2006            75 Current      N               N
8151128                      8.375             1,620.08            6/1/2006            85 Current      N               N
8099483                      9.375               663.86            6/1/2006         66.67 Current      N               N
8099491                     12.185               281.58            6/1/2006            60 Current      N               N
8099657                     11.305               285.29            6/1/2006            75 Current      N               N
8151367                       8.75               534.96            7/1/2006            80 Current      N               N
8100117                     11.575               697.21            6/1/2006         76.09 Current      N               N
8100224                      10.75               304.75            6/1/2006            70 Current      N               N
8100240                      10.93               681.87            6/1/2006            60 Current      N               N
8100273                      12.73                569.7            7/1/2006            75 Current      N               N
8120362                     11.325               452.82            6/1/2006            90 Current      N               N
8151672                          9               607.67            6/1/2006          93.7 Current      N               N
8151797                     10.505               365.32            6/1/2006            80 Current      N               N
8151821                     10.135               528.26            7/1/2006            75 Current      N               N
8100554                         11               256.79            5/1/2006          52.5 Current      N               N
8152068                      13.39               309.95            6/1/2006            72 Current      N               N
8152084                      10.26               918.37            7/1/2006            80 Current      N               N
8095218                      9.675             2,432.91            5/1/2006            75 Current      N               N
8153017                      7.875               765.87            7/1/2006            85 Current      N               N
8101859                       7.99             1,408.22            6/1/2006         65.12 Current      N               N
8123150                       9.25               946.08            6/1/2006         60.53 Current      N               N
8124059                       9.25               514.68            7/1/2006         93.37 Current      N               N
8124125                         10             1,702.49            5/1/2006            97 Current      N               N
8124398                        9.5             1,374.01            6/1/2006         93.37 Current      N               N
8124687                        9.5             1,515.64            5/1/2006         96.39 Current      N               N
8125015                      9.875               546.93            7/1/2006          96.9 Current      N               N
5017611                         10               228.72            6/1/2006         89.94 Current      N               N
5018759                         12                  370            7/1/2006         96.05 Current      N               N
5027750                          9               412.77            6/1/2006         94.82 Current      N               N
5026976                         12               535.91            5/8/2006         89.98 Current      N               N
5026844                          6               861.87           5/30/2006         92.58 Current      N               N
5027107                      8.375               668.19            6/1/2006         96.72 Current      N               N
5026711                          8               300.84           5/30/2006         84.39 Current      N               N
5027867                       10.5               750.84            6/1/2006         89.13 Current      N               N
5027552                         10               274.02            6/1/2006         96.23 Current      N               N
5027685                      8.942                  448           6/28/2006         90.25 Current      N               N
5027602                          8               382.27           6/14/2006         88.89 Current      N               N
5027644                          6               496.07            6/1/2006           100 Current      N               N
8297152                     12.125             3,616.19            6/1/2006          87.5 Current      N               N
8283285                      12.38               361.82            6/1/2006         40.24 Current      N               N
8283442                     10.625               438.53            6/6/2006         73.28 Current      N               N
8283970                         11               931.81            6/1/2006            80 Current      N               N
8284341                      12.74               299.72            6/1/2006            60 Current      N               N
8284366                         12               447.29            6/1/2006            85 Current      N               N
8284200                        7.5               328.27            6/1/2006         85.33 Current      N               N
8300949                       7.25               660.78            5/1/2006         94.92 Current      N               N
8300865                         11               848.26            6/1/2006         81.88 Current      N               N
8291460                          8               252.79            6/1/2006         95.03 Current      N               N
7146665                        9.5             1,374.07            8/1/2006         72.63 Current      N               N
8108789                        9.5               350.11            6/1/2006        115.66 Current      N               N
3161601                          8               299.56            5/1/2006         74.23 Current      N               N
3168960                          8               704.97            6/1/2006         97.57 Current      N               N
8286544                      10.25               790.37            6/1/2006            90 Current      N               N
8286676                      13.99               273.38            6/1/2006            70 Current      N               N
8286833                       10.5             1,398.71            6/1/2006         74.98 Current      N               N
8286890                       9.85             1,232.17            6/1/2006            90 Current      N               N
8287104                       11.5               688.77            5/1/2006            80 Current      N               N
8287120                      10.05               312.53            6/1/2006         64.44 Current      N               N
8288029                      13.75               347.16            6/1/2006            60 Current      N               N
8287484                         11                482.1            6/1/2006            85 Current      N               N
8288086                       12.1               414.53            6/1/2006            80 Current      N               N
8287625                       10.5               966.58            5/1/2006            85 Current      N               N
8288250                      13.75               393.81            6/1/2006            65 Current      N               N
8288292                      12.35               349.21            6/1/2006            80 Current      N               N
8287831                         12             3,620.72            6/1/2006            80 Current      N               N
8288334                       13.9               421.88            7/1/2006            75 Current      N               N
8288557                       11.5               399.43            6/1/2006         39.77 Current      N               N
8288656                      11.99               370.03            7/1/2006            75 Current      N               N
8288672                       8.95               257.13            6/1/2006         62.94 Current      N               N
8288839                      12.75               273.85            6/1/2006            80 Current      N               N
8288847                      10.89               283.44            6/1/2006          54.1 Current      N               N
8288912                       9.85               450.81            6/1/2006            80 Current      N               N
8288987                      12.66               483.71            6/1/2006         68.92 Current      N               N
8289308                     11.625             1,352.65            6/1/2006         65.19 Current      N               N
8289480                     11.625             1,287.52            6/1/2006            80 Current      N               N
8176562                        9.5               424.59            5/1/2006         87.52 Current      N               N
5026281                       10.5                348.2           6/20/2006         89.37 Current      N               N
5026299                          8                  250            7/1/2006           100 Current      N               N
8286338                       9.42               337.81           6/11/2006            50 Current      N               N
8279739                      11.25               465.04            6/1/2006            80 Current      N               N
8279788                          9                708.1            6/1/2006            84 Current      N               N
8279846                     11.125               422.56            6/1/2006            80 Current      N               N
8280018                       9.25                493.6            5/1/2006            80 Current      N               N
8280117                     12.125                  745            7/1/2006            80 Current      N               N
8300360                         11               579.79            6/1/2006            90 Current      N               N
8299992                       8.65               534.01            7/1/2006         74.46 Current      N               N
8297186                      11.99               397.78            5/1/2006            90 Current      N               N
8299265                      10.89               417.99            6/1/2006         56.92 Current      N               N
8299356                          8               376.65            6/1/2006         73.43 Current      N               N
8297475                         12               246.31            6/1/2006            30 Current      N               N
8297004                      14.14               642.95            6/1/2006            64 Current      N               N
8296873                       13.5                407.2            6/1/2006            90 Current      N               N
8296790                        9.5               410.34            6/1/2006            80 Current      N               N
8286478                      8.875               616.62            6/1/2006           100 Current      N               N
8299075                       10.5               786.53            6/1/2006            75 Current      N               N
8294308                      10.65               333.35            7/1/2006            90 Current      N               N
8294381                      9.125               637.07            5/1/2006         88.47 Current      N               N
8294399                     13.375                317.4            6/1/2006         69.88 Current      N               N
8282287                         11               364.14            6/1/2006            85 Current      N               N
5026919                       9.75               270.63            7/1/2006         97.15 Current      N               N
8280380                      10.95             1,396.26            6/1/2006            80 Current      N               N
8280414                      13.25               742.52            6/1/2006            80 Current      N               N
8280687                          7               606.05            6/1/2006         87.59 Current      N               N
8280828                          8               511.31            6/1/2006        110.28 Current      N               N
8281123                     12.875               875.93            6/1/2006            85 Current      N               N
8281180                          8             1,710.03            6/1/2006         93.22 Current      N               N
8281545                     13.325               281.66            6/1/2006            80 Current      N               N
8281834                     12.375               650.21            6/1/2006            80 Current      N               N
8281933                      11.25               594.05            5/1/2006            90 Current      N               N
8281958                     13.325               427.81            6/1/2006            80 Current      N               N
8282121                          8               819.69            6/1/2006         82.74 Current      N               N
8296907                      13.25               417.21            6/1/2006            85 Current      N               N
8298754                     12.575             1,441.28            6/1/2006            70 Current      N               N
8298481                      11.55               388.69            6/1/2006            85 Current      N               N
8297996                      11.18             2,318.28            6/1/2006            80 Current      N               N
8300402                       11.5             1,310.95            7/1/2006         79.41 Current      N               N
8300451                          8               497.89            6/1/2006         82.75 Current      N               N
8297590                       11.3               443.65            6/1/2006            70 Current      N               N
8300303                      12.25             3,019.52            6/1/2006            85 Current      N               N
8299596                       12.5               476.21            6/1/2006            80 Current      N               N
15669328                       6.3               572.55            6/1/2006         58.18 Current      N               N
15669484                     10.05               434.03            6/1/2006           100 Current      N               N
15669930                     11.35               332.62            6/1/2006           100 Current      N               N
15670110                      9.58               895.38            5/1/2006            90 Current      N               N
15670458                      7.65               369.54            5/1/2006         41.34 Current      N               N
15825938                       7.7             1,617.00            6/1/2006            80 Current      N               N
15825946                     10.73             1,239.53            6/1/2006            95 Current      N               N
15825953                      9.35             1,742.86            6/1/2006           100 Current      N               N
15825987                      8.05             1,794.22            6/1/2006         79.76 Current      N               N
15825995                      8.25             1,652.79            7/1/2006           100 Current      N               N
15826001                       7.9             1,224.50            6/1/2006         72.94 Current      N               N
15826019                       9.8             1,930.36            6/1/2006            95 Current      N               N
15826027                      8.75             2,507.61            6/1/2006            85 Current      N               N
15826035                       9.1               556.91            6/1/2006            70 Current      N               N
15826043                      10.6             1,103.90            6/1/2006            95 Current      N               N
15826050                      7.85                  651            6/1/2006            40 Current      N               N
15826068                         8             2,905.71            6/1/2006            80 Current      N               N
15826076                      9.38                707.5            7/1/2006            95 Current      N               N
15826084                      10.2             1,737.92            6/1/2006            95 Current      N               N
15826092                      6.99             2,240.75            6/1/2006         54.29 Current      N               N
15826100                       7.4             2,463.11            6/1/2006            80 Current      N               N
15826118                       7.9                363.4            7/1/2006         32.89 Current      N               N
15826126                       8.3             1,509.57            6/1/2006         58.65 Current      N               N
15826134                       6.6             1,865.49            6/1/2006            80 Current      N               N
15826142                      6.35             1,023.15            7/1/2006            80 Current      N               N
15826159                      8.58             2,082.08            6/1/2006            80 Current      N               N
15826175                      6.59               987.78            6/1/2006            48 Current      N               N
15826183                       7.6             1,531.64            6/1/2006            80 Current      N               N
15826191                       6.3             1,187.78            6/1/2006            80 Current      N               N
15826209                      9.25             1,243.89            6/1/2006         89.73 Current      N               N
15826217                       6.8               877.01            6/1/2006         49.21 Current      N               N
15826233                      8.75               895.08            6/1/2006            85 Current      N               N
15826241                      7.25             2,098.12            6/1/2006            80 Current      N               N
15826258                      6.85                511.1            6/1/2006         74.93 Current      N               N
15826266                      7.85               752.49            6/1/2006         23.16 Current      N               N
15826274                     10.55             1,056.25            6/1/2006           100 Current      N               N
15826282                      9.35               989.69            6/1/2006            90 Current      N               N
15826290                       7.5             1,907.21            7/1/2006            80 Current      N               N
15826308                      7.85             1,622.88            6/1/2006            80 Current      N               N
15826316                       6.5             1,522.19            6/1/2006            80 Current      N               N
15826324                      7.05               993.23            6/1/2006            70 Current      N               N
15826332                       7.1               631.71            7/1/2006         56.97 Current      N               N
15826340                      7.55             3,441.20            6/1/2006            80 Current      N               N
15826365                       6.3                668.4            7/1/2006         79.99 Current      N               N
15826381                      8.85             1,595.27            6/1/2006            95 Current      N               N
15826399                      8.05             1,446.97            6/1/2006            85 Current      N               N
15826407                      7.43               485.86            7/1/2006            80 Current      N               N
15826415                      7.85             1,981.10            6/1/2006            80 Current      N               N
15826456                       8.8             1,651.67            6/1/2006            95 Current      N               N
15826464                      8.65             2,139.92            6/1/2006            90 Current      N               N
15826472                       9.1             2,429.40            6/1/2006            95 Current      N               N
15826480                       8.8             1,004.89            6/1/2006         94.89 Current      N               N
15826506                       7.6             1,364.22            7/1/2006         60.65 Current      N               N
15826514                       7.6             2,685.33            6/1/2006            80 Current      N               N
15826522                      10.9               377.91            6/1/2006         34.48 Current      N               N
15826530                      6.95               582.51            6/1/2006            80 Current      N               N
15826548                      8.25             1,690.35            6/1/2006         71.43 Current      N               N
15826555                       6.6               853.34            7/1/2006            80 Current      N               N
15826563                       9.7             1,359.79            6/1/2006            85 Current      N               N
15826571                      8.85               866.21            7/1/2006         69.94 Current      N               N
15826589                      9.28                527.9            6/1/2006         49.23 Current      N               N
15826605                       8.2             1,608.26            6/1/2006            80 Current      N               N
15826621                      6.95             1,930.20            6/1/2006            80 Current      N               N
15826639                       9.8             2,377.09            6/1/2006            95 Current      N               N
15826654                         9             1,673.62            6/1/2006            80 Current      N               N
15826662                      9.25               987.21            7/1/2006         64.08 Current      N               N
15826670                      8.75             2,124.09            6/1/2006            90 Current      N               N
15826688                      8.15             2,509.63            6/1/2006         79.98 Current      N               N
15826696                      8.75             1,271.31            6/1/2006            80 Current      N               N
15826704                       7.5               945.34            7/1/2006            80 Current      N               N
15826712                      8.99             1,858.62            6/1/2006            85 Current      N               N
15826720                       7.6             1,570.52            6/1/2006            80 Current      N               N
15826738                      6.99                989.9            6/1/2006            80 Current      N               N
15826746                      6.95             1,403.33            6/1/2006            80 Current      N               N
15826753                       9.3             1,624.92            6/1/2006            95 Current      N               N
15826761                       7.9             1,925.89            7/1/2006            80 Current      N               N
15826779                      7.75             1,095.04            7/1/2006            80 Current      N               N
15826787                      7.25             2,302.82            6/1/2006            80 Current      N               N
15826795                      8.25               794.84            6/1/2006          52.9 Current      N               N
15826829                      9.75             1,772.01            6/1/2006            75 Current      N               N
15826837                       8.6             3,217.65            6/1/2006            80 Current      N               N
15826845                      7.35               799.21            6/1/2006            80 Current      N               N
15826852                       9.1             1,428.82            6/1/2006            80 Current      N               N
15826860                      9.85             1,882.08            6/1/2006            95 Current      N               N
15826886                      8.15             1,562.92            6/1/2006            70 Current      N               N
15826902                       7.6             2,124.19            7/1/2006            80 Current      N               N
15831324                       7.5               216.76            7/1/2006            50 Current      N               N
15831357                      8.15               428.69            6/1/2006            80 Current      N               N
15831365                      7.15               371.47            7/1/2006         35.48 Current      N               N
15831373                      7.35               788.18            6/1/2006            80 Current      N               N
15831381                      8.05               412.86            6/1/2006            80 Current      N               N
15831415                       7.3                821.9            6/1/2006         81.76 Current      N               N
15831449                      9.25               709.31            6/1/2006            90 Current      N               N
15831456                      6.85               575.03            7/1/2006         74.23 Current      N               N
15831464                      6.55                519.3            6/1/2006         69.86 Current      N               N
15831472                      7.35               733.76            6/1/2006            75 Current      N               N
15831480                      6.75               407.87            6/1/2006         58.28 Current      N               N
15831498                      6.99               365.55            6/1/2006         82.09 Current      N               N
15831514                       7.7             2,680.16            7/1/2006            80 Current      N               N
15831522                      10.8               187.45            6/1/2006         18.69 Current      N               N
15831548                      7.55               449.63            6/1/2006         79.99 Current      N               N
15831555                       7.3               401.06            6/1/2006         73.13 Current      N               N
15831589                         9             1,094.29            6/1/2006            80 Current      N               N
15831605                       7.9             1,399.71            7/1/2006         88.86 Current      N               N
15831613                       7.5               632.01            7/1/2006         79.99 Current      N               N
15831621                      7.65             1,031.93            6/1/2006            85 Current      N               N
15831654                       7.3               466.19            7/1/2006            80 Current      N               N
15831670                       6.8             1,688.49            6/1/2006          51.8 Current      N               N
15831696                       7.1               744.61            6/1/2006            80 Current      N               N
15831704                      7.15               513.31            6/1/2006            80 Current      N               N
15831712                       8.4             2,031.39            6/1/2006            80 Current      N               N
15831720                      6.85             1,732.24            6/1/2006            80 Current      N               N
15831746                      7.15               463.39            6/1/2006            80 Current      N               N
15831761                       7.7             1,568.51            7/1/2006            80 Current      N               N
15831787                      7.45               414.54            6/1/2006         20.83 Current      N               N
15831795                       7.9             2,224.02            6/1/2006          76.5 Current      N               N
15831803                      7.25               341.09            7/1/2006         37.04 Current      N               N
15831811                       7.3               507.12            6/1/2006         58.24 Current      N               N
15831829                       7.3               998.46            7/1/2006            80 Current      N               N
15831845                       8.3               679.31            6/1/2006         71.43 Current      N               N
15831860                       7.1               618.27            6/1/2006            80 Current      N               N
15831878                       7.1             1,650.36            6/1/2006            75 Current      N               N
15831886                      7.35               392.71            7/1/2006         67.06 Current      N               N
15831902                       8.9               796.64            6/1/2006            90 Current      N               N
15831936                      6.05             1,191.07            6/1/2006            80 Current      N               N
15831944                       7.7             1,397.40            6/1/2006            80 Current      N               N
15831951                      6.65                456.4            6/1/2006         77.46 Current      N               N
15831969                      7.45               323.46            7/1/2006         41.18 Current      N               N
15831977                       7.3               493.61            6/1/2006            80 Current      N               N
15831993                      7.15               459.22            7/1/2006         79.99 Current      N               N
15832009                      8.25               485.07            6/1/2006         37.17 Current      N               N
15832017                      7.75             1,623.89            6/1/2006            80 Current      N               N
15832025                      7.95             2,601.63            7/1/2006            75 Current      N               N
15832033                      5.75             1,665.59            6/1/2006            80 Current      N               N
15832058                      7.63             4,248.83            6/1/2006         72.29 Current      N               N
15832074                      8.05             1,105.88            7/1/2006            75 Current      N               N
15832082                      7.45             2,041.66            6/1/2006          79.8 Current      N               N
15832124                       7.4               644.94            6/1/2006         55.12 Current      N               N
15832132                       7.1               569.88            6/1/2006            80 Current      N               N
15832140                      7.35               734.72            7/1/2006         72.72 Current      N               N
15832157                      8.55             1,946.60            6/1/2006            90 Current      N               N
15832165                       6.9               568.18            6/1/2006            85 Current      N               N
15832173                       7.2               475.15            6/1/2006         53.85 Current      N               N
15832199                       7.5             1,101.26            6/1/2006            70 Current      N               N
15832207                       6.5               637.12            7/1/2006            80 Current      N               N
15832215                      6.75               932.73            6/1/2006          62.5 Current      N               N
15832223                       6.7                536.8            6/1/2006         79.99 Current      N               N
15832231                      7.55             2,306.26            6/1/2006            85 Current      N               N
15832249                      7.05               595.11            6/1/2006         84.76 Current      N               N
15832256                       6.9             1,365.27            6/1/2006         68.64 Current      N               N
15832264                       6.5             2,164.73            6/1/2006            75 Current      N               N
15832298                      6.95             1,072.36            6/1/2006            75 Current      N               N
15832306                       8.6             1,675.91            6/1/2006         79.99 Current      N               N
15832322                      7.75               988.65            7/1/2006         78.86 Current      N               N
15832348                      7.55               274.03            7/1/2006          52.7 Current      N               N
15832371                       7.1             1,915.29            6/1/2006         52.97 Current      N               N
15832389                      6.65               651.58            6/1/2006         63.33 Current      N               N
15832397                      6.95             1,027.67            6/1/2006            69 Current      N               N
15832405                      8.35               530.82            6/1/2006          87.5 Current      N               N
15832413                      7.95             2,617.33            7/1/2006         79.64 Current      N               N
15832421                      7.99             1,583.43            6/1/2006            80 Current      N               N
15832447                       6.4             1,326.65            7/1/2006            85 Current      N               N
15832470                       7.4               681.17            7/1/2006         57.18 Current      N               N
15832496                      7.35             1,101.80            6/1/2006            80 Current      N               N
15832504                      7.05               427.94            7/1/2006         68.82 Current      N               N
15832538                      6.25               428.71            6/1/2006          64.1 Current      N               N
15832546                      9.98             1,620.77            7/1/2006         66.55 Current      N               N
15832553                       6.6               462.22            6/1/2006            80 Current      N               N
15832561                      7.15             1,650.83            6/1/2006         62.35 Current      N               N
15832587                       8.8               706.69            6/1/2006            75 Current      N               N
15832595                      7.05                601.8            6/1/2006         75.63 Current      N               N
15832603                       6.8             1,043.08            6/1/2006            50 Current      N               N
15832611                       7.8                420.4            7/1/2006            80 Current      N               N
15832629                      6.85             1,431.09            7/1/2006            80 Current      N               N
15832637                      6.65             1,027.14            6/1/2006         61.54 Current      N               N
15832652                      7.55               605.43            6/1/2006         60.68 Current      N               N
15832678                      6.85                446.1            6/1/2006            80 Current      N               N
15832694                       8.7             1,040.95            6/1/2006         84.71 Current      N               N
15832702                      7.35             1,188.48            6/1/2006         83.33 Current      N               N
15832710                      7.99             2,674.06            7/1/2006            70 Current      N               N
15832728                       7.4               731.15            7/1/2006            80 Current      N               N
15832744                      6.95             1,062.62            6/1/2006            80 Current      N               N
15832751                     10.95             1,754.81            6/1/2006           100 Current      N               N
15832769                       7.2             1,621.83            7/1/2006            85 Current      N               N
15832785                      8.99               788.23            6/1/2006            90 Current      N               N
15832793                       7.8               899.84            7/1/2006         48.08 Current      N               N
15832819                     8.163             1,091.47            6/1/2006            80 Current      N               N
15832827                      6.95               860.09            7/1/2006         79.99 Current      N               N
15832835                      8.35                860.8            6/1/2006         74.75 Current      N               N
15832843                      7.75             1,037.23            6/1/2006         77.42 Current      N               N
15832850                       6.8             1,173.47            6/1/2006            80 Current      N               N
15832876                      10.1               353.99            6/1/2006         26.85 Current      N               N
15832892                      6.65             1,460.47            6/1/2006         59.87 Current      N               N
15832900                      8.25             1,167.09            7/1/2006         96.19 Current      N               N
15832918                       6.5             2,114.96            6/1/2006         78.53 Current      N               N
15832934                      7.55               725.13            6/1/2006            80 Current      N               N
15832975                     6.825             1,171.24            6/1/2006            80 Current      N               N
15832983                     6.525             1,647.65            6/1/2006         57.78 Current      N               N
15832991                       9.9               821.46            6/1/2006            80 Current      N               N
15833015                      7.95             1,842.32            6/1/2006            80 Current      N               N
15833056                      7.99             1,137.72            7/1/2006            80 Current      N               N
15833064                       7.9             1,366.22            6/1/2006         79.99 Current      N               N
15833072                      8.85               492.98            6/1/2006            90 Current      N               N
15833098                       6.8               410.71            6/1/2006         72.41 Current      N               N
15833106                      7.35             1,267.71            6/1/2006            80 Current      N               N
15833114                       7.6               451.89            6/1/2006            80 Current      N               N
15833122                       6.7               406.53            6/1/2006         61.76 Current      N               N
15833130                       8.5               315.12            7/1/2006         29.36 Current      N               N
15833171                      7.45             1,946.78            6/1/2006            85 Current      N               N
15833197                      6.95               453.04            6/1/2006            80 Current      N               N
15833205                       8.7             2,094.62            6/1/2006         85.86 Current      N               N
15833213                      9.15               366.95            6/1/2006            90 Current      N               N
15833221                       7.6               536.62            6/1/2006         69.09 Current      N               N
15833239                       6.3               473.51            6/1/2006         69.55 Current      N               N
15833247                       7.1               853.67            7/1/2006         79.99 Current      N               N
15833254                      7.45                347.9            6/1/2006         80.65 Current      N               N
15833262                       7.2               473.22            6/1/2006         62.65 Current      N               N
15833270                      7.25             1,198.13            6/1/2006            75 Current      N               N
15833288                       8.5             1,983.80            6/1/2006         74.78 Current      N               N
15833304                       7.3             1,250.48            6/1/2006            80 Current      N               N
15833312                      6.55               404.09            7/1/2006            80 Current      N               N
15833346                       8.6             1,862.43            7/1/2006            80 Current      N               N
15578677                      8.79             1,386.15            6/1/2006         59.51 Current      N               N
15585185                      6.55             2,236.47            5/1/2006         62.86 Current      N               N
15585631                      7.24             1,703.75            6/1/2006         60.98 Current      N               N
15662109                      6.09               980.67            6/1/2006         58.97 Current      N               N
15662125                       6.5             2,505.76            6/1/2006            80 Current      N               N
15643729                      6.75             1,809.59            5/1/2006         76.44 Current      N               N
15643760                      7.64             2,069.78            5/1/2006         62.39 Current      N               N
15662208                      8.19             1,501.58            6/1/2006         89.33 Current      N               N
15644347                      7.69             1,245.05            6/1/2006            95 Current      N               N
15644545                      9.74             2,446.50            5/1/2006            95 Current      N               N
15647670                         8             2,054.55            6/1/2006         59.57 Current      N               N
15816853                       8.7               906.25            6/1/2006          69.2 Current      N               N
15816861                       7.3             1,286.68            7/1/2006            80 Current      N               N
15816879                       8.5             2,144.31            7/1/2006            90 Current      N               N
15816887                      10.4             2,358.91            6/1/2006            65 Current      N               N
15816895                      6.25             1,182.18            6/1/2006          51.2 Current      N               N
15816937                      7.15             1,688.52            6/1/2006          62.5 Current      N               N
15816945                      7.75             1,002.98            7/1/2006            80 Current      N               N
15816952                      8.75             1,654.78            6/1/2006         55.28 Current      N               N
15816960                       8.3             1,668.08            6/1/2006            85 Current      N               N
15816978                       7.1             2,331.96            6/1/2006         58.81 Current      N               N
15816986                      7.99             1,623.20            6/1/2006            85 Current      N               N
15816994                      8.68             2,589.59            6/1/2006            95 Current      N               N
15817018                      6.65             1,954.79            6/1/2006         68.43 Current      N               N
15817026                       8.9             1,315.78            6/1/2006         71.74 Current      N               N
15817034                       9.1             1,818.50            6/1/2006            70 Current      N               N
15817042                       7.6             1,422.75            7/1/2006            65 Current      N               N
15817067                      8.05             1,181.43            6/1/2006         67.33 Current      N               N
15817075                       7.9             1,235.57            6/1/2006         68.83 Current      N               N
15817083                       7.9             1,870.87            5/1/2006            80 Current      N               N
15817091                       8.5             1,268.71            6/1/2006         69.04 Current      N               N
15817109                        10             2,037.96            6/1/2006            80 Current      N               N
15817117                       6.7             3,281.91            6/1/2006            90 Current      N               N
15817125                       6.5             1,877.25            6/1/2006            60 Current      N               N
15817133                      7.95             2,044.79            6/1/2006         78.87 Current      N               N
15817141                      8.05             2,641.85            6/1/2006            90 Current      N               N
15817158                      9.45             1,381.40            6/1/2006            75 Current      N               N
15817166                      7.05               862.58            7/1/2006          64.5 Current      N               N
15817174                       8.4             1,919.84            6/1/2006         56.63 Current      N               N
15817182                      5.85             1,700.35            6/1/2006         63.64 Current      N               N
15817281                       9.4             3,042.53            6/1/2006         57.94 Current      N               N
15818503                       6.9             3,917.03            6/1/2006            65 Current      N               N
15774789                     13.99               324.44            7/1/2006         99.98 Current      N               N
15774847                      9.74               942.32            6/1/2006         32.49 Current      N               N
15774987                      8.99               707.03            6/1/2006         79.97 Current      N               N
15775026                      9.49             1,456.71            6/1/2006           100 Current      N               N
15775117                      13.5                  319            6/1/2006           100 Current      N               N
15830458                     10.99               761.25            6/1/2006         44.94 Current      N               N
15830466                     10.99             1,360.74            6/1/2006            65 Current      N               N
15830474                     10.99             2,614.91            6/1/2006            60 Current      N               N
15830490                     11.99                819.7            6/1/2006            50 Current      N               N
15830516                      7.25               835.67            6/1/2006         84.98 Current      N               N
15830524                     5.865             1,720.40            7/1/2006            80 Current      N               N
15830532                      9.49               940.94            7/1/2006            80 Current      N               N
15830540                     13.99               331.54            7/1/2006           100 Current      N               N
15830557                      6.99               482.52            6/1/2006            60 Current      N               N
15830565                      6.99               870.67            7/1/2006           100 Current      N               N
15830581                      8.49             1,126.19            6/1/2006         94.97 Current      N               N
15830607                     10.99             1,448.75            6/1/2006         99.81 Current      N               N
15830615                     10.99             1,020.56            7/1/2006            65 Current      N               N
15830623                      8.49             2,785.90            6/1/2006         89.99 Current      N               N
15772890                      7.99             1,988.08            7/1/2006            80 Current      N               N
15852999                      6.75             1,795.50            6/1/2006            80 Current      N               N
15853013                       9.7             1,843.27            6/1/2006            95 Current      N               N
15853039                      8.49             1,451.91            6/1/2006            90 Current      N               N
15853047                      7.75             1,755.22            6/1/2006            70 Current      N               N
15853054                     10.25             1,536.82            7/1/2006            70 Current      N               N
15853070                       7.5             2,761.90            6/1/2006            79 Current      N               N
15653249                      6.99             1,993.89            6/1/2006         46.88 Current      N               N
15752132                      9.75               386.62            6/1/2006           100 Current      N               N
15752181                       9.5               470.88            6/1/2006           100 Current      N               N
15752207                     10.99               216.96            6/1/2006           100 Current      N               N
15752223                      9.39             1,334.21            6/1/2006         84.99 Current      N               N
15752249                       9.5               392.68            6/1/2006           100 Current      N               N
15752264                      9.99               227.98            7/1/2006           100 Current      N               N
15752280                       9.7               556.07            6/1/2006           100 Current      N               N
15752306                     11.45               562.29            7/1/2006           100 Current      N               N
15752322                     11.45               351.19            6/1/2006           100 Current      N               N
15752348                      11.8                237.1            6/1/2006           100 Current      N               N
15752363                      9.95               503.35            7/1/2006           100 Current      N               N
15752405                      9.69               632.52            6/1/2006           100 Current      N               N
15752421                      9.99               149.06            6/1/2006         99.94 Current      N               N
15752447                      10.2               285.56            7/1/2006           100 Current      N               N
15752462                      9.69               290.62            6/1/2006           100 Current      N               N
15752488                     11.45               552.43            6/1/2006           100 Current      N               N
15752504                     10.45               528.38            6/1/2006           100 Current      N               N
15752520                      9.99               148.18            6/1/2006           100 Current      N               N
15752546                      9.99               271.82            7/1/2006           100 Current      N               N
15752561                     11.99               371.57            6/1/2006         99.97 Current      N               N
15752587                     10.65                570.4            6/1/2006           100 Current      N               N
15752603                       9.5               563.37            6/1/2006           100 Current      N               N
15752629                      11.5               297.09            7/1/2006           100 Current      N               N
15752645                       9.7               162.54            7/1/2006         99.98 Current      N               N
15752660                     10.15               435.45            6/1/2006           100 Current      N               N
15752686                     10.29               260.73            7/1/2006           100 Current      N               N
15752728                     10.25               607.56            6/1/2006           100 Current      N               N
15752744                     10.05               299.63            6/1/2006           100 Current      N               N
15752769                      10.2               751.39            7/1/2006           100 Current      N               N
15752801                     11.39               569.51            7/1/2006         78.63 Current      N               N
15752827                      10.8               283.05            6/1/2006           100 Current      N               N
15752843                      11.3               253.52            6/1/2006           100 Current      N               N
15752868                       9.8                396.9            7/1/2006           100 Current      N               N
15752884                        10               344.01            6/1/2006           100 Current      N               N
15752900                     10.25                573.5            7/1/2006         96.97 Current      N               N
15752926                     12.59               408.21            7/1/2006           100 Current      N               N
15752934                      9.99               506.81            7/1/2006           100 Current      N               N
15816069                      8.44             1,223.46            6/1/2006         60.61 Current      N               N
15816077                      8.35             2,691.99            6/1/2006         57.63 Current      N               N
15816093                      8.74             1,827.42            6/1/2006            75 Current      N               N
15754328                     10.45               409.95            6/1/2006           100 Current      N               N
15754344                     10.99                666.1            6/1/2006           100 Current      N               N
15754369                     11.89               611.58            6/1/2006         99.98 Current      N               N
15754385                     11.65               266.47            6/1/2006           100 Current      N               N
15754401                     6.625             1,696.82            7/1/2006           100 Current      N               N
15754427                      11.2               507.92            6/1/2006            95 Current      N               N
15754443                     10.85               255.95            7/1/2006           100 Current      N               N
15754468                      9.95               214.97            6/1/2006           100 Current      N               N
15754484                     10.15                204.4            6/1/2006           100 Current      N               N
15754500                     10.85               696.34            6/1/2006           100 Current      N               N
15754526                      11.9               694.23            6/1/2006           100 Current      N               N
15754542                     10.99               884.96            6/1/2006           100 Current      N               N
15754567                      9.99               605.01            6/1/2006           100 Current      N               N
15754583                      10.5               391.51            6/1/2006           100 Current      N               N
15754609                      8.99               130.23            6/1/2006           100 Current      N               N
15754625                     10.19               415.51            6/1/2006           100 Current      N               N
15754641                     10.85               222.08            7/1/2006           100 Current      N               N
15754708                    10.625               365.94            6/1/2006           100 Current      N               N
15754724                     11.15               145.51            6/1/2006         99.87 Current      N               N
15754740                     10.75               476.08            6/1/2006           100 Current      N               N
15754765                     10.45               442.75            6/1/2006           100 Current      N               N
15754781                     10.99                789.8            6/1/2006           100 Current      N               N
15754807                     10.74               341.38            6/1/2006           100 Current      N               N
15754823                     11.15               215.86            7/1/2006           100 Current      N               N
15754849                      10.7               455.57            7/1/2006           100 Current      N               N
15754864                     10.49                502.7            6/1/2006           100 Current      N               N
15754880                     11.49               484.87            6/1/2006           100 Current      N               N
15754906                     11.39               294.08            6/1/2006           100 Current      N               N
15754922                      9.99               491.03            6/1/2006           100 Current      N               N
15754948                     10.25               358.44            6/1/2006           100 Current      N               N
15754963                     13.05               628.32            7/1/2006           100 Current      N               N
15755002                      10.5                173.8            6/1/2006           100 Current      N               N
15755028                     10.75               961.49            6/1/2006           100 Current      N               N
15755044                     10.99               523.36            6/1/2006         99.54 Current      N               N
15755069                     12.29               338.42            6/1/2006           100 Current      N               N
15755085                     11.99               521.12            6/1/2006            95 Current      N               N
15755101                    11.875               315.89            6/1/2006         93.37 Current      N               N
15755127                     10.99               637.55            6/1/2006           100 Current      N               N
15755143                     10.25               340.52            8/1/2006           100 Current      N               N
15755168                     11.25               291.38            7/1/2006           100 Current      N               N
15755176                     10.25               464.63            6/1/2006         99.99 Current      N               N
15755192                     11.99               789.38            6/1/2006           100 Current      N               N
15755218                     12.29               651.61            7/1/2006           100 Current      N               N
15755242                     11.45                321.1            6/1/2006         99.97 Current      N               N
15755267                     10.55               341.67            6/1/2006         99.99 Current      N               N
15755283                     10.29               503.48            6/1/2006           100 Current      N               N
15755309                     11.55             1,173.05            6/1/2006           100 Current      N               N
15755325                     10.25               238.36            6/1/2006           100 Current      N               N
15755366                     10.99               569.04            7/1/2006           100 Current      N               N
15755382                      9.99                276.2            6/1/2006           100 Current      N               N
15755408                     11.19               517.19            6/1/2006           100 Current      N               N
15755440                     11.49               702.57            6/1/2006           100 Current      N               N
15755465                      10.3               593.88            6/1/2006           100 Current      N               N
15755622                     12.59               225.59            6/1/2006           100 Current      N               N
15816135                      7.29             2,104.77            6/1/2006         64.79 Current      N               N
15816150                      13.2             1,020.89            6/1/2006           100 Current      N               N
15755994                     11.55               904.64            6/1/2006           100 Current      N               N
15816176                       9.1             1,619.60            6/1/2006            95 Current      N               N
15816192                     13.39               563.83            6/1/2006           100 Current      N               N
15756372                     13.24               607.49            6/1/2006           100 Current      N               N
15756869                      9.99               485.77            6/1/2006           100 Current      N               N
15756943                    11.125               542.44            6/1/2006            95 Current      N               N
15756968                    11.625               239.96            7/1/2006           100 Current      N               N
15757131                     10.15               311.04            8/1/2006           100 Current      N               N
15757156                     10.75               252.04            6/1/2006           100 Current      N               N
15757198                     11.19               156.61            6/1/2006          93.1 Current      N               N
15757214                      9.95                585.5            6/1/2006           100 Current      N               N
15757230                      10.6               293.27            6/1/2006         97.01 Current      N               N
15757255                     10.99               138.45            6/1/2006         99.93 Current      N               N
15757271                     11.89                642.7            6/1/2006           100 Current      N               N
15757297                      9.99               771.61            6/1/2006         99.99 Current      N               N
15757313                      10.1               584.08            6/1/2006           100 Current      N               N
15757339                      9.75               219.94            6/1/2006           100 Current      N               N
15757370                      9.85               227.02            6/1/2006           100 Current      N               N
15757396                     11.15               169.61            6/1/2006           100 Current      N               N
15757412                     11.89               632.49            6/1/2006           100 Current      N               N
15757446                     11.25               171.91            6/1/2006           100 Current      N               N
15757461                     12.19               285.85            6/1/2006           100 Current      N               N
15757487                     11.99               359.75            6/1/2006           100 Current      N               N
15757503                       9.7               239.54            7/1/2006           100 Current      N               N
15757529                     11.89                673.3            6/1/2006           100 Current      N               N
15757545                     11.99               637.26            6/1/2006           100 Current      N               N
15757560                      10.3               538.09            7/1/2006           100 Current      N               N
15757586                     10.99               390.14            6/1/2006           100 Current      N               N
15757602                     10.69                561.1            6/1/2006           100 Current      N               N
15757628                     11.45               690.53            6/1/2006           100 Current      N               N
15757644                     11.99               781.16            6/1/2006           100 Current      N               N
15757669                     12.79               948.13            6/1/2006           100 Current      N               N
15757685                     12.29               470.84            7/1/2006           100 Current      N               N
15757701                     11.55               476.67            6/1/2006         99.98 Current      N               N
15757727                     10.84                752.2            6/1/2006           100 Current      N               N
15757743                      12.1               169.96            6/1/2006           100 Current      N               N
15757768                     12.25                549.1            6/1/2006           100 Current      N               N
15757784                     11.55               375.77            6/1/2006           100 Current      N               N
15757800                     11.49               564.03            7/1/2006           100 Current      N               N
15757826                      9.99               219.21            8/1/2006            90 Current      N               N
15757834                     11.79               566.99            6/1/2006           100 Current      N               N
15757875                     10.95               331.99            6/1/2006           100 Current      N               N
15757891                     11.99               431.69            6/1/2006           100 Current      N               N
15757925                     10.25               376.36            7/1/2006           100 Current      N               N
15757933                     10.25               170.71            7/1/2006         99.95 Current      N               N
15757958                     12.25               508.23            6/1/2006           100 Current      N               N
15757982                     11.55               289.29            6/1/2006           100 Current      N               N
15758022                     11.99               575.59            6/1/2006           100 Current      N               N
15758063                     10.49               265.06            6/1/2006           100 Current      N               N
15758089                     9.815               322.68            7/1/2006         99.97 Current      N               N
15758188                     11.45               551.93            6/1/2006         99.98 Current      N               N
15758204                     11.25               714.85            7/1/2006           100 Current      N               N
15758220                     10.55               837.65            6/1/2006           100 Current      N               N
15758238                     10.25               250.91            7/1/2006           100 Current      N               N
15758279                     11.45               682.15            6/1/2006         99.99 Current      N               N
15758410                     13.04               265.68            7/1/2006         99.96 Current      N               N
15816275                      12.7               606.37            6/1/2006           100 Current      N               N
15759558                     13.74               756.81            6/1/2006           100 Current      N               N
15759608                     11.99               413.71            6/1/2006         99.99 Current      N               N
15759665                      9.75               668.42            6/1/2006           100 Current      N               N
15759681                      12.3               395.46            7/1/2006           100 Current      N               N
15759715                     11.37                519.6            7/1/2006           100 Current      N               N
15759731                       9.7               342.19            6/1/2006           100 Current      N               N
15759764                      9.25                246.8            6/1/2006           100 Current      N               N
15759780                     10.15               417.68            6/1/2006           100 Current      N               N
15759806                     10.99               335.43            6/1/2006            95 Current      N               N
15759848                     11.99                542.7            6/1/2006           100 Current      N               N
15759863                      9.99               268.31            7/1/2006           100 Current      N               N
15759889                     11.89               408.57            6/1/2006         99.98 Current      N               N
15759905                      9.99               347.23            6/1/2006           100 Current      N               N
15759921                     12.09               167.76            6/1/2006           100 Current      N               N
15759947                     10.75               481.68            7/1/2006           100 Current      N               N
15759962                     11.99               390.58            6/1/2006           100 Current      N               N
15759988                     11.75               339.16            7/1/2006           100 Current      N               N
15760044                     10.49               223.01            6/1/2006           100 Current      N               N
15760085                      9.99               569.94            7/1/2006           100 Current      N               N
15760101                     12.29               351.03            6/1/2006           100 Current      N               N
15760127                     11.49               385.29            6/1/2006           100 Current      N               N
15760143                    10.125               354.73            6/1/2006         98.04 Current      N               N
15760168                     10.99               178.89            7/1/2006           100 Current      N               N
15760184                     10.29               334.46            6/1/2006           100 Current      N               N
15760200                     10.55               262.69            6/1/2006           100 Current      N               N
15760226                     11.99               328.91            6/1/2006           100 Current      N               N
15760267                     10.29               225.67            7/1/2006         99.96 Current      N               N
15760309                     11.99               366.94            6/1/2006           100 Current      N               N
15760333                     10.99               435.82            6/1/2006           100 Current      N               N
15760358                     10.55               376.58            6/1/2006           100 Current      N               N
15760374                     10.49               296.13            6/1/2006           100 Current      N               N
15760754                     12.35               432.81            6/1/2006           100 Current      N               N
15816382                     11.09                239.3            6/1/2006         99.96 Current      N               N
15761182                     11.99               462.53            6/1/2006           100 Current      N               N
15761265                     10.99               948.99            6/1/2006           100 Current      N               N
15761281                     10.99               742.69            6/1/2006           100 Current      N               N
15761372                    10.625                203.3            6/1/2006           100 Current      N               N
15761448                      6.75             3,010.50            6/1/2006            80 Current      N               N
15761497                      11.8               378.95            6/1/2006           100 Current      N               N
15761620                      8.34             1,351.56            5/1/2006            80 Current      N               N
15761984                      8.94             1,658.24            6/1/2006            80 Current      N               N
15816416                       9.4               866.91            6/1/2006            80 Current      N               N
15816424                     10.99             2,319.45            6/1/2006            75 Current      N               N
15762289                       9.5                588.6            6/1/2006           100 Current      N               N
15762305                      11.5               386.21            6/1/2006           100 Current      N               N
15762552                      9.24             1,470.60            6/1/2006           100 Current      N               N
15816440                    11.625               229.96            6/1/2006           100 Current      N               N
15762982                     9.375                715.3            6/1/2006           100 Current      N               N
15763022                    10.875               754.31            6/1/2006           100 Current      N               N
15763030                    12.125               622.95            6/1/2006           100 Current      N               N
15763055                      10.5               750.09            6/1/2006           100 Current      N               N
15763071                    10.875               565.73            6/1/2006           100 Current      N               N
15763105                      10.5                695.2            6/1/2006           100 Current      N               N
15763147                      9.99               824.22            6/1/2006           100 Current      N               N
15763154                    11.625               789.87            6/1/2006           100 Current      N               N
15763170                      10.5             1,001.64            6/1/2006           100 Current      N               N
15763196                     11.75               989.22            6/1/2006           100 Current      N               N
15763212                     9.875                998.6            6/1/2006           100 Current      N               N
15763253                    11.625                625.9            6/1/2006           100 Current      N               N
15763295                     9.875               745.04            7/1/2006           100 Current      N               N
15763311                      10.5               826.92            6/1/2006           100 Current      N               N
15763337                         9                679.1            7/1/2006         99.99 Current      N               N
15763352                        10               970.59            6/1/2006           100 Current      N               N
15763378                    11.625               570.91            6/1/2006           100 Current      N               N
15763402                      10.5             1,134.28            6/1/2006           100 Current      N               N
15763428                      7.25             1,283.17            6/1/2006            90 Current      N               N
15763436                    10.875               282.87            6/1/2006           100 Current      N               N
15763469                     9.875             1,215.69            6/1/2006           100 Current      N               N
15763477                    11.625             1,179.81            7/1/2006           100 Current      N               N
15763501                    10.875                683.6            6/1/2006           100 Current      N               N
15763527                     9.625               768.39            6/1/2006           100 Current      N               N
15763584                         9               867.38            6/1/2006           100 Current      N               N
15763626                     10.75               653.44            6/1/2006           100 Current      N               N
15763642                    10.875               609.11            6/1/2006           100 Current      N               N
15763667                     10.25               743.76            7/1/2006           100 Current      N               N
15763683                     10.75             1,586.92            6/1/2006           100 Current      N               N
15763741                    11.125                865.6            6/1/2006           100 Current      N               N
15763766                    11.625               529.92            6/1/2006           100 Current      N               N
15763782                    11.625               367.94            7/1/2006           100 Current      N               N
15763790                      10.5             1,326.37            6/1/2006           100 Current      N               N
15763816                    10.875               396.01            7/1/2006           100 Current      N               N
15763832                     9.875               376.86            6/1/2006           100 Current      N               N
15763857                     10.75               697.78            7/1/2006         99.99 Current      N               N
15763873                    10.875               855.67            6/1/2006            95 Current      N               N
15763915                    10.875               544.99            7/1/2006         99.97 Current      N               N
15763931                     10.99               645.16            6/1/2006           100 Current      N               N
15763956                    10.875               890.09            6/1/2006           100 Current      N               N
15763972                     11.25             1,146.09            9/1/2006           100 Current      N               N
15763998                    10.625               425.08            6/1/2006           100 Current      N               N
15764012                    11.625             1,219.80            6/1/2006           100 Current      N               N
15764038                     11.25               971.26            6/1/2006           100 Current      N               N
15764053                     11.25               728.45            6/1/2006           100 Current      N               N
15764079                    11.375               470.77            6/1/2006           100 Current      N               N
15764095                        10               666.95            7/1/2006           100 Current      N               N
15764111                     11.25               739.13            7/1/2006           100 Current      N               N
15764178                    11.625             1,109.82            7/1/2006           100 Current      N               N
15764194                     9.375             1,018.06            6/1/2006         99.99 Current      N               N
15764210                    10.875             1,527.48            6/1/2006           100 Current      N               N
15764236                    11.625               329.95            6/1/2006           100 Current      N               N
15764251                      10.5             1,234.90            6/1/2006           100 Current      N               N
15764657                     8.265             1,604.79            6/1/2006         83.21 Current      N               N
15765332                     11.69                271.3            6/1/2006           100 Current      N               N
15816598                      7.95             1,351.49            7/1/2006            80 Current      N               N
15765548                    11.875             1,206.50            7/1/2006           100 Current      N               N
15765563                    10.625                563.7            6/1/2006           100 Current      N               N
15765589                     11.75               837.81            7/1/2006           100 Current      N               N
15765605                    11.125               804.05            6/1/2006           100 Current      N               N
15765621                        11               733.29            6/1/2006           100 Current      N               N
15765647                     9.625               764.99            6/1/2006           100 Current      N               N
15765688                     9.875                  686            6/1/2006           100 Current      N               N
15765720                     9.875             1,259.11            6/1/2006           100 Current      N               N
15765746                     9.375               565.59            6/1/2006           100 Current      N               N
15765761                    10.875             1,829.21            7/1/2006           100 Current      N               N
15765787                    11.125               240.45            7/1/2006           100 Current      N               N
15765803                     10.25               750.93            6/1/2006           100 Current      N               N
15765829                         9             1,206.93            6/1/2006           100 Current      N               N
15765845                    10.625               739.28            6/1/2006           100 Current      N               N
15765886                     9.625               781.99            6/1/2006           100 Current      N               N
15765902                    10.875               735.45            6/1/2006           100 Current      N               N
15765928                     11.75               878.19            7/1/2006           100 Current      N               N
15765944                    10.875               405.44            7/1/2006           100 Current      N               N
15765969                    10.125               274.92            6/1/2006           100 Current      N               N
15765993                    10.875               617.59            6/1/2006           100 Current      N               N
15766017                       9.5               767.28            6/1/2006         99.99 Current      N               N
15766033                    10.875               488.42            6/1/2006           100 Current      N               N
15766058                        10               754.71            6/1/2006           100 Current      N               N
15766074                      9.75               678.56            7/1/2006           100 Current      N               N
15766116                    11.125               692.48            6/1/2006           100 Current      N               N
15766132                     11.99               616.71            6/1/2006           100 Current      N               N
15766157                    10.875               311.15            6/1/2006         94.55 Current      N               N
15766173                    11.375               317.77            6/1/2006           100 Current      N               N
15766199                    10.875               476.16            6/1/2006           100 Current      N               N
15766215                      10.5               380.53            7/1/2006           100 Current      N               N
15766231                      10.5               598.24            6/1/2006           100 Current      N               N
15766256                     10.99               275.95            6/1/2006           100 Current      N               N
15766314                    10.875               367.73            6/1/2006           100 Current      N               N
15766330                    11.125               231.79            6/1/2006           100 Current      N               N
15766355                    10.875               773.17            6/1/2006           100 Current      N               N
15766363                    10.875               530.38            7/1/2006            95 Current      N               N
15766397                    10.135               896.44            7/1/2006           100 Current      N               N
15766413                    10.875               754.31            6/1/2006         96.39 Current      N               N
15766439                    10.875               339.44            6/1/2006           100 Current      N               N
15766454                     9.625               773.49            6/1/2006           100 Current      N               N
15766462                     9.875               402.91            6/1/2006           100 Current      N               N
15766488                     10.25                460.6            6/1/2006           100 Current      N               N
15766504                    10.875                914.6            6/1/2006           100 Current      N               N
15766538                     9.875               668.63            7/1/2006           100 Current      N               N
15766553                    11.125               675.17            6/1/2006           100 Current      N               N
15766595                       9.5               571.78            7/1/2006           100 Current      N               N
15766611                     10.25             1,003.63            6/1/2006           100 Current      N               N
15766637                      10.5               832.41            6/1/2006           100 Current      N               N
15766660                      10.7               650.81            6/1/2006           100 Current      N               N
15766942                     10.75               793.46            6/1/2006           100 Current      N               N
15767262                     11.19               477.55            6/1/2006           100 Current      N               N
15816689                     7.475             1,469.94            6/1/2006            80 Current      N               N
15767866                      8.49             3,495.33            6/1/2006         68.94 Current      N               N
15767940                      8.59             1,527.34            5/1/2006         47.82 Current      N               N
15816754                     7.265             1,016.49            6/1/2006         79.99 Current      N               N
15816788                       9.8             1,263.18            7/1/2006            48 Current      N               N
15769706                         7               516.27            6/1/2006           100 Current      N               N
15769763                       7.5             1,006.87            6/1/2006         89.16 Current      N               N
15769961                       8.5             1,583.96            6/1/2006         87.66 Current      N               N
15770027                     9.625               693.59            6/1/2006           100 Current      N               N
15770043                      10.5             1,829.48            6/1/2006           100 Current      N               N
15770068                    11.625               369.44            6/1/2006         99.98 Current      N               N
15770100                    11.625               409.93            6/1/2006           100 Current      N               N
15770126                      10.5             1,031.83            6/1/2006           100 Current      N               N
15816812                     7.625             1,270.83            5/1/2006         66.67 Current      N               N
15816838                      9.25             1,449.97            6/1/2006            75 Current      N               N
15665185                     8.625               808.91            8/1/2006         85.66 Current      N               N
15665227                       8.5             1,768.51            6/1/2006            80 Current      N               N
15665250                     8.875             1,254.74            6/1/2006            95 Current      N               N
15666845                     6.375             1,731.87            6/1/2006            80 Current      N               N
15666852                      7.75                859.7            6/1/2006         45.63 Current      N               N
15666886                     7.875               799.03            7/1/2006            95 Current      N               N
15665292                         9               331.51            6/1/2006           100 Current      N               N
15665318                     8.125               460.35            6/1/2006           100 Current      N               N
15665359                      8.25             1,029.24            6/1/2006         57.08 Current      N               N
15665367                     12.25               282.94            7/1/2006            95 Current      N               N
15819204                      7.15             3,718.25            5/1/2006            80 Current      N               N
15819220                       8.1             1,721.25            6/1/2006            85 Current      N               N
15819238                       7.2             2,035.23            5/1/2006         52.29 Current      N               N
15819246                       9.2               941.91            6/1/2006         24.21 Current      N               N
15819253                      7.49             1,568.22            8/1/2006            75 Current      N               N
15819261                       8.9             2,900.68            6/1/2006            75 Current      N               N
15819279                      6.99             2,414.54            6/1/2006         68.25 Current      N               N
15819287                      7.99             1,666.95            6/1/2006         66.48 Current      N               N
15819295                      7.35             1,200.50            6/1/2006         70.25 Current      N               N
15819303                       8.2             3,105.07            6/1/2006            80 Current      N               N
15819329                      8.75             1,976.58            6/1/2006            75 Current      N               N
15819337                      9.14             1,407.88            6/1/2006            90 Current      N               N
15819345                      8.99             1,865.06            6/1/2006            80 Current      N               N
15819352                       9.6             1,405.83            6/1/2006            85 Current      N               N
15819360                     7.125             2,137.50            6/1/2006          80.9 Current      N               N
15826910                     11.49             1,385.34            6/1/2006            70 Current      N               N
15826936                     11.25                983.4            6/1/2006         56.25 Current      N               N
15826969                     11.25             1,019.82            6/1/2006         68.85 Current      N               N
15826977                     11.49             2,112.64            6/1/2006            70 Current      N               N
15827066                     11.49             2,008.74            7/1/2006         68.81 Current      N               N
15827082                     11.25               822.66            6/1/2006            70 Current      N               N
15827116                     11.49             1,558.51            6/1/2006         68.48 Current      N               N
15827124                     11.49             1,281.44            6/1/2006         68.16 Current      N               N
15827132                     11.49               969.74            6/1/2006         66.22 Current      N               N
15827157                     10.99             1,132.37            6/1/2006            70 Current      N               N
15827165                     11.25             1,128.61            6/1/2006         67.95 Current      N               N
15827181                     11.49               920.26            6/1/2006         69.92 Current      N               N
15827207                     11.49             1,135.98            6/1/2006         67.53 Current      N               N
15827215                     11.49             1,701.99            6/1/2006         66.93 Current      N               N
15827223                     11.49             1,904.84            7/1/2006         64.17 Current      N               N
15827231                     11.49             1,530.80            6/1/2006         68.45 Current      N               N
15077852                         9                474.9            6/1/2006         91.54 Current      N               N
15120538                      11.1               522.18            6/1/2006            85 Current      N               N
15666654                       7.3             2,135.89            5/1/2006            80 Current      N               N
15778970                       7.5             1,175.00            6/1/2006            80 Current      N               N
15779788                      8.25             1,009.25            6/1/2006            80 Current      N               N
15779911                      7.75             4,523.07            6/1/2006            80 Current      N               N
15851389                     9.975               953.66            6/1/2006            90 Current      N               N
15851397                      10.6             1,029.20            6/1/2006         63.48 Current      N               N
15851413                     10.15             1,999.52            6/1/2006         78.95 Current      N               N
15851439                      7.85             6,076.01            6/1/2006         77.06 Current      N               N
15851454                      8.15             1,351.00            6/1/2006            80 Current      N               N
15851470                      7.55             1,131.87            6/1/2006         79.99 Current      N               N
15851496                       9.3             1,644.68            7/1/2006            90 Current      N               N
15851512                     8.525               500.95            6/1/2006         15.12 Current      N               N
15851561                       6.9             1,080.10            6/1/2006            80 Current      N               N
15851587                      7.75             1,083.22            6/1/2006            80 Current      N               N
15851595                     8.425               771.24            6/1/2006         72.14 Current      N               N
15851603                      9.35               497.96            6/1/2006         58.82 Current      N               N
15851629                     7.275             1,857.40            6/1/2006            80 Current      N               N
15851637                       8.1             1,362.98            6/1/2006            80 Current      N               N
15851645                      6.65             1,192.35            7/1/2006            80 Current      N               N
15851678                       8.6             1,319.22            6/1/2006         69.39 Current      N               N
15851686                       7.3             1,755.06            6/1/2006            80 Current      N               N
15851728                       7.3             1,752.00            6/1/2006            80 Current      N               N
15851736                      8.65               771.77            6/1/2006            90 Current      N               N
15851744                      8.75             3,776.16            6/1/2006         61.15 Current      N               N
15851777                       8.4             5,332.48            6/1/2006         72.16 Current      N               N
15851785                       7.5               489.45            6/1/2006         52.24 Current      N               N
15851801                       7.9             2,607.00            6/1/2006            80 Current      N               N
15851819                      9.75             3,436.62            6/1/2006            80 Current      N               N
15851827                      8.25             1,242.60            6/1/2006         64.68 Current      N               N
15851835                     7.784             1,293.11            7/1/2006            80 Current      N               N
15851843                     10.05               419.48            7/1/2006           100 Current      N               N
15851850                      8.75               974.72            6/1/2006            70 Current      N               N
15851876                       7.3               850.11            6/1/2006            80 Current      N               N
15851892                       9.2             1,246.28            6/1/2006            90 Current      N               N
15851918                       9.2             3,208.50            6/1/2006            90 Current      N               N
15851926                       8.3             1,276.13            6/1/2006            90 Current      N               N
15851942                     9.825                648.5            6/1/2006         55.56 Current      N               N
15851967                      7.65             2,781.30            6/1/2006            80 Current      N               N
15851975                      6.55             2,897.24            6/1/2006            80 Current      N               N
15851983                       6.9                375.4            6/1/2006         32.39 Current      N               N
15851991                      7.05                568.7            6/1/2006          48.6 Current      N               N
15852007                       7.5             1,247.70            6/1/2006            80 Current      N               N
15852023                      8.35               885.89            6/1/2006          89.6 Current      N               N
15852031                      8.25             1,138.50            6/1/2006            80 Current      N               N
15852056                      8.75               963.71            6/1/2006         74.24 Current      N               N
15852072                     9.575             1,745.56            6/1/2006            75 Current      N               N
15852080                       8.7               561.51            6/1/2006         57.36 Current      N               N
15852106                      8.99             1,778.64            6/1/2006            75 Current      N               N
15852114                      8.55             1,373.58            6/1/2006            80 Current      N               N
15852122                      8.99             1,685.28            6/1/2006         99.99 Current      N               N
15852130                       7.5               881.01            6/1/2006         64.62 Current      N               N
15852148                       9.3             1,553.45            6/1/2006            80 Current      N               N
15852155                      9.65             1,601.42            7/1/2006           100 Current      N               N
15852163                      9.95                699.1            7/1/2006         55.17 Current      N               N
15852189                       8.6             1,645.14            6/1/2006            80 Current      N               N
15852197                     7.588             2,658.33            6/1/2006         61.07 Current      N               N
15852221                       8.3               685.34            6/1/2006            80 Current      N               N
15852239                     6.506             2,066.71            6/1/2006            85 Current      N               N
15852247                       9.8               586.72            7/1/2006           100 Current      N               N
15852254                      10.2               968.24            6/1/2006            70 Current      N               N
15852262                      9.25             1,809.89            7/1/2006         77.19 Current      N               N
15852270                       7.2             1,209.60            6/1/2006            80 Current      N               N
15852288                       9.1             1,655.52            6/1/2006            85 Current      N               N
15852296                      9.25               912.35            6/1/2006         69.31 Current      N               N
15852304                      8.85             4,921.89            6/1/2006            80 Current      N               N
15852312                      7.55             1,826.87            6/1/2006            80 Current      N               N
15852320                      6.69               721.32            6/1/2006         79.99 Current      N               N
15852346                       8.3             3,264.67            6/1/2006            80 Current      N               N
15852353                       5.8             1,928.98            7/1/2006            80 Current      N               N
15852361                      8.45               700.12            6/1/2006         69.57 Current      N               N
15852379                       9.1             2,087.90            6/1/2006         64.89 Current      N               N
15852403                       7.9             1,185.00            6/1/2006            80 Current      N               N
15852411                     9.975             1,223.39            6/1/2006         89.98 Current      N               N
15852437                      6.55             3,390.99            6/1/2006            80 Current      N               N
15852445                      8.85             3,002.86            6/1/2006            80 Current      N               N
15852452                     9.013             1,047.23            6/1/2006         66.67 Current      N               N
15852460                      7.35             1,157.47            6/1/2006            80 Current      N               N
15852478                      7.85             1,446.67            6/1/2006            80 Current      N               N
15852486                      9.05             1,066.85            6/1/2006            80 Current      N               N
15852502                      7.45             2,414.33            6/1/2006            80 Current      N               N
15852510                     11.45               910.03            6/1/2006           100 Current      N               N
15852528                     7.625             2,739.92            6/1/2006            80 Current      N               N
15852536                      8.25             1,111.87            7/1/2006         49.33 Current      N               N
15852544                       6.7             1,242.13            6/1/2006          78.1 Current      N               N
15852577                      9.55             1,072.52            6/1/2006         68.65 Current      N               N
15852593                      7.99             2,210.57            7/1/2006            80 Current      N               N
15852619                      6.49             2,098.16            6/1/2006            80 Current      N               N
15852635                     7.175               896.73            6/1/2006         66.23 Current      N               N
15852643                     8.613             1,647.10            6/1/2006            80 Current      N               N
15852650                      9.05             1,403.07            6/1/2006         79.91 Current      N               N
15852668                       7.2             1,067.06            7/1/2006         79.95 Current      N               N
15852676                      8.45             1,380.17            6/1/2006            80 Current      N               N
15852684                      10.4             5,099.02            6/1/2006         79.97 Current      N               N
15852726                       8.4             4,405.87            6/1/2006            90 Current      N               N
15852734                      7.49               603.53            6/1/2006            80 Current      N               N
15852759                       7.8             1,959.40            6/1/2006         84.96 Current      N               N
15852767                       7.8             1,799.68            6/1/2006         73.53 Current      N               N
15852775                      8.35                671.1            6/1/2006         56.01 Current      N               N
15852783                      7.85             1,131.30            6/1/2006            80 Current      N               N
15852809                       6.9             2,874.37            6/1/2006            80 Current      N               N
15852817                      9.85               760.36            6/1/2006            95 Current      N               N
15852833                      7.05             2,695.29            7/1/2006         80.02 Current      N               N
15852841                     11.98             1,107.19            7/1/2006        100.02 Current      N               N
15852866                       9.6             2,592.00            6/1/2006            80 Current      N               N
15852874                         6             1,498.88            6/1/2006         49.02 Current      N               N
15852882                      6.75             1,254.98            7/1/2006            80 Current      N               N
15852890                      9.85               450.58            6/1/2006           100 Current      N               N
15852908                      7.85             2,024.61            6/1/2006         79.99 Current      N               N
15852916                      8.65             1,575.34            6/1/2006            90 Current      N               N
15852924                       8.1             1,862.49            6/1/2006         67.95 Current      N               N
15852940                     7.875             1,537.15            6/1/2006            80 Current      N               N
15852957                       8.9             1,023.11            6/1/2006         79.99 Current      N               N
15852965                      12.2               250.57            6/1/2006           100 Current      N               N
15773955                      8.65             1,381.10            6/1/2006         64.86 Current      N               N
15774201                      9.25             1,170.18            6/1/2006         67.89 Current      N               N
15774227                       8.1             1,051.86            6/1/2006         66.98 Current      N               N
15777329                       9.2               614.29            6/1/2006         44.12 Current      N               N
15777394                     13.09               377.24            6/1/2006           100 Current      N               N
15777527                         8             3,441.79            6/1/2006            75 Current      N               N
15777964                      7.84             2,468.54            6/1/2006            80 Current      N               N
15660269                    10.625               619.15            7/1/2006            50 Current      N               N
15660392                     7.938             1,279.45            6/1/2006            95 Current      N               N
15660723                     8.125             1,585.59            5/1/2006         66.18 Current      N               N
15661408                      8.88             1,091.38            6/1/2006            80 Current      N               N
15772668                     10.25               854.17            6/1/2006         35.71 Current      N               N
15772718                        12             2,485.00            5/1/2006            70 Current      N               N
15772726                      11.5             1,442.29            5/1/2006            70 Current      N               N
15772734                        11             1,283.33            6/1/2006         66.67 Current      N               N
15773658                     10.75             2,414.27            5/1/2006            70 Current      N               N
15773666                        11             2,988.33            5/1/2006         69.36 Current      N               N
15659865                       9.9             1,401.01            6/1/2006         53.67 Current      N               N
15772817                      7.25               735.62            5/1/2006         27.38 Current      N               N
15772825                      9.55             2,856.98            5/1/2006            90 Current      N               N
15772833                       8.9             2,474.30            6/1/2006            90 Current      N               N
15772841                      7.75             1,688.84            6/1/2006            80 Current      N               N
15384431                      6.75               739.41            5/1/2006            95 Current      N               N
15435308                       7.5               374.78            6/1/2006         44.67 Current      N               N
15573736                      7.85             1,417.74            6/1/2006            70 Current      N               N
15614605                      7.99             3,750.64            5/1/2006            90 Current      N               N
15908403                     9.525               969.09            6/1/2006         58.97 Current      N               N
15908429                     8.025             2,100.33            6/1/2006            90 Current      N               N
15908437                       7.7             1,408.10            6/1/2006          68.1 Current      N               N
15908486                       7.5               559.38            6/1/2006         13.79 Current      N               N
15908569                     7.325               927.82            6/1/2006            30 Current      N               N
15908585                       7.5             1,000.27            6/1/2006         62.81 Current      N               N
15908601                     7.525             2,243.73            6/1/2006            85 Current      N               N
15908635                       9.1             3,870.42            6/1/2006            90 Current      N               N
15908668                      7.25               512.32            6/1/2006         25.03 Current      N               N
15908726                     7.725             1,663.45            6/1/2006            80 Current      N               N
15908734                     7.675             1,138.69            6/1/2006          59.3 Current      N               N
15908767                       7.5               941.05            6/1/2006         59.58 Current      N               N
15908775                     9.525             2,275.23            6/1/2006         49.09 Current      N               N
15908817                     7.775               790.46            6/1/2006         34.86 Current      N               N
15908825                      7.99             3,181.10            6/1/2006         63.61 Current      N               N
15908858                     7.225             1,785.96            6/1/2006            50 Current      N               N
15908882                      6.99             1,846.60            6/1/2006            70 Current      N               N
15908890                      9.99             1,315.25            7/1/2006         58.82 Current      N               N
15908940                     8.375             1,230.13            7/1/2006         54.84 Current      N               N
15908957                      8.99             2,654.69            6/1/2006            65 Current      N               N
15908999                      8.95             3,492.20            6/1/2006            65 Current      N               N
15923998                      8.85               898.89            6/1/2006            65 Current      N               N
15909047                       6.9             2,898.94            6/1/2006         74.92 Current      N               N
15909062                      7.05               825.09            6/1/2006         78.11 Current      N               N
15909096                      8.05             2,747.34            6/1/2006         66.05 Current      N               N
15909112                      9.15               904.29            6/1/2006            70 Current      N               N
15909120                      6.99               682.78            6/1/2006         33.03 Current      N               N
15909138                     7.663               674.89            6/1/2006         48.72 Current      N               N
15909146                       6.9               771.42            6/1/2006         88.45 Current      N               N
15909161                      5.95             1,421.51            6/1/2006         58.69 Current      N               N
15909179                     7.925             1,675.65            6/1/2006         38.33 Current      N               N
15909203                         7               482.24            6/1/2006            80 Current      N               N
15909211                      7.75             2,029.86            6/1/2006         61.86 Current      N               N
15909245                       7.9             2,316.70            6/1/2006            85 Current      N               N
15909294                     8.575             1,034.33            6/1/2006         36.65 Current      N               N
15909336                      6.35               975.16            6/1/2006            65 Current      N               N
15909351                      7.65               602.27            6/1/2006         62.94 Current      N               N
15909377                     9.975               700.58            6/1/2006          38.1 Current      N               N
15909468                     10.99             2,176.72            6/1/2006            75 Current      N               N
15909518                     10.25               781.94            6/1/2006         33.33 Current      N               N
15909609                     9.025             1,747.24            6/1/2006            80 Current      N               N
15909625                      6.99             2,990.84            6/1/2006         66.67 Current      N               N
15909674                       8.1             2,150.65            6/1/2006          57.2 Current      N               N
15909724                      9.99             3,353.15            6/1/2006            75 Current      N               N
15909757                       9.5             1,633.90            6/1/2006         94.54 Current      N               N
15909765                     7.425             2,498.71            6/1/2006            18 Current      N               N
15909823                     10.65             3,424.00            6/1/2006            65 Current      N               N
15909856                       8.2               917.79            6/1/2006            95 Current      N               N
15909880                       8.6             1,150.83            7/1/2006         89.88 Current      N               N
15909898                      6.99               644.93            6/1/2006         49.48 Current      N               N
15909922                      7.35             2,314.10            6/1/2006            80 Current      N               N
15909948                      10.3             1,387.70            6/1/2006         39.75 Current      N               N
15910011                       9.7             1,946.89            6/1/2006            90 Current      N               N
15910045                       9.7             1,816.43            6/1/2006         66.67 Current      N               N
15910052                      8.05               962.12            6/1/2006            90 Current      N               N
15910060                     6.715               368.29            6/1/2006         60.62 Current      N               N
15910078                     10.15             1,743.41            6/1/2006            75 Current      N               N
15910086                       9.9             2,356.05            7/1/2006            95 Current      N               N
15910094                      6.75             1,327.39            6/1/2006         43.14 Current      N               N
15910102                       6.8               880.09            6/1/2006          30.4 Current      N               N
15910110                     9.575             1,652.79            6/1/2006            90 Current      N               N
15910136                      8.65             2,812.47            6/1/2006            90 Current      N               N
15910144                     8.375             2,012.10            6/1/2006            80 Current      N               N
15910151                      7.75             1,691.55            6/1/2006         58.55 Current      N               N
15910169                       8.6             2,166.10            6/1/2006            65 Current      N               N
15910177                      9.38             2,246.71            6/1/2006            54 Current      N               N
15910201                      7.75             2,368.17            6/1/2006         62.22 Current      N               N
15910219                      7.85             3,201.50            6/1/2006            90 Current      N               N
15910235                      8.48             1,243.68            6/1/2006         46.96 Current      N               N
15910284                       7.1               470.43            6/1/2006            50 Current      N               N
15910367                         8             1,293.28            7/1/2006         64.81 Current      N               N
15910383                      7.79             1,951.82            6/1/2006            80 Current      N               N
15910409                     9.925             3,834.73            6/1/2006            85 Current      N               N
15910425                      7.45             2,011.50            6/1/2006         88.77 Current      N               N
15910466                    12.725               971.94            6/1/2006            80 Current      N               N
15910490                      10.6             4,168.69            6/1/2006            75 Current      N               N
15910524                       8.9             1,184.20            6/1/2006         84.86 Current      N               N
15910540                       9.5             1,744.20            6/1/2006            67 Current      N               N
15910557                     12.45             2,267.37            6/1/2006            70 Current      N               N
15910565                     7.375             1,979.00            6/1/2006         55.45 Current      N               N
15910573                      10.2             1,634.62            6/1/2006            90 Current      N               N
15910581                     8.375             3,108.70            6/1/2006         64.92 Current      N               N
15910599                       7.5             1,061.14            6/1/2006            75 Current      N               N
15910631                      7.25             2,360.39            6/1/2006            90 Current      N               N
15910649                      8.65             1,474.17            6/1/2006         47.14 Current      N               N
15910680                     9.575             1,269.50            6/1/2006            60 Current      N               N
15910706                      8.75             3,174.91            6/1/2006         88.86 Current      N               N
15910763                     9.525               421.34            6/1/2006         22.22 Current      N               N
15910771                     7.975               624.09            6/1/2006         51.43 Current      N               N
15910797                       7.6             1,535.72            6/1/2006          72.5 Current      N               N
15910821                     5.875               543.44            6/1/2006         58.73 Current      N               N
15910839                       8.9             1,200.87            6/1/2006         73.14 Current      N               N
15910847                      8.65             2,196.36            6/1/2006         66.29 Current      N               N
15910888                     6.625               594.39            6/1/2006         38.46 Current      N               N
15910896                     9.575             1,631.81            6/1/2006         42.11 Current      N               N
15910912                      7.85             1,269.46            6/1/2006            90 Current      N               N
15910920                      7.99               498.49            7/1/2006          8.29 Current      N               N
15910938                       9.5             1,357.98            6/1/2006         73.41 Current      N               N
15910946                       9.2               920.55            6/1/2006         61.58 Current      N               N
15910979                       9.7             1,826.76            6/1/2006            75 Current      N               N
15910995                     8.825             1,647.50            6/1/2006         42.98 Current      N               N
15911019                      7.75             1,506.83            6/1/2006            85 Current      N               N
15911035                       9.5             1,528.59            6/1/2006            85 Current      N               N
15911043                       7.3             3,701.78            6/1/2006            70 Current      N               N
15911050                     9.775               439.11            6/1/2006         12.14 Current      N               N
15911068                      7.35             1,493.35            6/1/2006            85 Current      N               N
15911076                      7.19               339.06            6/1/2006         59.52 Current      N               N
15911084                      8.65             1,675.19            6/1/2006          63.2 Current      N               N
15911100                      8.45             2,319.08            6/1/2006         77.69 Current      N               N
15911126                    10.375             1,086.49            6/1/2006            75 Current      N               N
15911142                     7.225               505.75            6/1/2006            80 Current      N               N
15911159                       7.4             1,628.36            6/1/2006         62.56 Current      N               N
15911167                     9.575             1,376.78            6/1/2006            75 Current      N               N
15911183                      8.35             1,706.20            6/1/2006         83.33 Current      N               N
15911233                      10.4               984.39            6/1/2006            70 Current      N               N
15911241                    10.375             1,106.87            6/1/2006            75 Current      N               N
15911274                       6.9             1,552.50            6/1/2006         73.97 Current      N               N
15911282                       7.9             2,221.66            6/1/2006            95 Current      N               N
15911324                      7.85             1,778.61            6/1/2006            65 Current      N               N
15911373                      8.65             1,489.06            7/1/2006         66.67 Current      N               N
15911381                      6.99               717.81            6/1/2006            80 Current      N               N
15911399                     8.375             1,215.65            6/1/2006         57.93 Current      N               N
15911423                         8             2,670.91            6/1/2006            70 Current      N               N
15911449                     6.875               532.13            6/1/2006            80 Current      N               N
15911456                     10.05             1,982.86            6/1/2006            75 Current      N               N
15911472                      9.85             1,288.93            6/1/2006         60.47 Current      N               N
15911480                       9.8             2,875.47            6/1/2006            75 Current      N               N
15911498                       7.4             1,711.33            6/1/2006         77.35 Current      N               N
15911514                       7.8                  845            6/1/2006         31.71 Current      N               N
15911530                       9.3                870.1            6/1/2006            90 Current      N               N
15911555                     7.375             1,687.02            6/1/2006         50.98 Current      N               N
15911563                      8.75             2,406.95            6/1/2006         66.67 Current      N               N
15911571                      7.25             2,438.79            6/1/2006            65 Current      N               N
15911589                     6.175                557.1            7/1/2006            80 Current      N               N
15911597                      7.65             2,371.50            6/1/2006         86.51 Current      N               N
15911605                     8.575             1,207.30            6/1/2006         43.93 Current      N               N
15911647                     7.175                430.5            6/1/2006          59.5 Current      N               N
15911662                     9.675             1,750.78            6/1/2006         89.99 Current      N               N
15911688                     7.175             1,113.09            6/1/2006            70 Current      N               N
15911704                      8.75             4,889.11            6/1/2006         40.47 Current      N               N
15911720                       7.2             1,812.64            6/1/2006         71.61 Current      N               N
15911738                     8.425             1,367.51            6/1/2006            80 Current      N               N
15911753                     7.975             2,080.31            6/1/2006         52.63 Current      N               N
15911779                     5.825             1,129.94            6/1/2006          52.5 Current      N               N
15911811                     7.175             2,479.65            6/1/2006         57.58 Current      N               N
15911829                     8.175               637.63            6/1/2006         41.86 Current      N               N
15911886                     8.225             1,210.83            6/1/2006         41.98 Current      N               N
15911894                      10.3             3,086.39            6/1/2006            70 Current      N               N
15911902                      9.45             2,093.03            6/1/2006         67.57 Current      N               N
15911910                     8.025               970.88            6/1/2006         22.56 Current      N               N
15911936                     9.075             1,239.34            6/1/2006         56.67 Current      N               N
15911944                       7.4               989.42            6/1/2006         58.83 Current      N               N
15911951                     8.775             2,488.48            6/1/2006            60 Current      N               N
15912009                     10.65             3,384.43            6/1/2006            85 Current      N               N
15912017                      6.99             2,904.90            6/1/2006            65 Current      N               N
15912025                     6.625             1,087.61            6/1/2006          46.9 Current      N               N
15912058                     7.525             1,123.85            6/1/2006         59.75 Current      N               N
15912066                      8.35             1,840.35            6/1/2006         89.47 Current      N               N
15912074                      7.95             1,241.48            6/1/2006            68 Current      N               N
15912132                     7.225             1,770.13            6/1/2006          58.8 Current      N               N
15912140                       7.5             1,684.67            7/1/2006            80 Current      N               N
15912157                       6.5             1,756.38            6/1/2006            60 Current      N               N
15912165                     6.425               664.77            6/1/2006         47.96 Current      N               N
15912173                     10.55             1,570.24            6/1/2006            80 Current      N               N
15912199                     7.925               586.24            6/1/2006         30.36 Current      N               N
15912231                      7.75               952.83            7/1/2006         39.12 Current      N               N
15912249                       9.3             1,528.66            6/1/2006            74 Current      N               N
15912355                     8.975             1,453.11            6/1/2006         48.27 Current      N               N
15912363                     7.075                498.2            6/1/2006         56.33 Current      N               N
15912371                      9.55             1,245.35            6/1/2006            85 Current      N               N
15912397                      6.65             3,480.17            6/1/2006            80 Current      N               N
15912405                      10.5             1,097.69            6/1/2006            75 Current      N               N
15912413                     7.725             1,905.50            6/1/2006            80 Current      N               N
15912421                      6.85             2,100.67            6/1/2006          57.5 Current      N               N
15912454                      7.25               476.09            7/1/2006            80 Current      N               N
15912462                     7.025               398.09            6/1/2006         59.65 Current      N               N
15912488                      9.75             2,820.50            6/1/2006            80 Current      N               N
15912512                      6.65             1,817.67            6/1/2006         54.67 Current      N               N
15912546                     8.125             1,606.74            6/1/2006            80 Current      N               N
15912553                      5.95             2,006.51            6/1/2006         62.74 Current      N               N
15912587                       6.5             2,437.50            6/1/2006          55.9 Current      N               N
15912595                     7.875             1,097.87            6/1/2006         53.35 Current      N               N
15912629                       7.5             3,076.48            6/1/2006            85 Current      N               N
15912678                     9.688               940.07            6/1/2006         36.67 Current      N               N
15912686                      8.05             1,621.84            7/1/2006            80 Current      N               N
15912728                         8             1,498.72            6/1/2006            95 Current      N               N
15912744                     10.15             1,133.06            6/1/2006          78.7 Current      N               N
15912751                       8.2             1,398.31            6/1/2006         73.33 Current      N               N
15912769                       8.9             1,881.95            6/1/2006         78.15 Current      N               N
15912801                       8.1             1,378.69            6/1/2006            95 Current      N               N
15912827                      7.75             1,830.94            6/1/2006            90 Current      N               N
15912850                       7.8             1,102.16            6/1/2006         74.65 Current      N               N
15912868                       7.2               915.86            7/1/2006            80 Current      N               N
15912876                      8.15             1,172.19            6/1/2006            70 Current      N               N
15912884                     8.725               600.21            6/1/2006            50 Current      N               N
15912918                     8.925               803.87            6/1/2006         50.36 Current      N               N
15912975                       7.5             2,895.51            6/1/2006         79.28 Current      N               N
15913015                       9.2             1,730.94            6/1/2006         67.69 Current      N               N
15913031                     7.775             2,040.94            6/1/2006            90 Current      N               N
15913106                      7.25               886.83            7/1/2006         50.98 Current      N               N
15913114                      6.45             2,429.07            6/1/2006            80 Current      N               N
15913130                     8.775               967.12            7/1/2006            90 Current      N               N
15913148                       9.2             1,487.04            6/1/2006            90 Current      N               N
15913171                         8             2,440.55            7/1/2006            65 Current      N               N
15913189                      8.55             5,471.48            6/1/2006            90 Current      N               N
15913197                     8.575               812.95            8/1/2006         33.87 Current      N               N
15913205                         7                  609            8/1/2006         67.63 Current      N               N
15913213                       7.5               617.28            6/1/2006            70 Current      N               N
15913239                      7.35             2,070.45            6/1/2006            80 Current      N               N
15913247                      7.95             1,244.81            6/1/2006         27.69 Current      N               N
15913254                       8.8             1,995.84            6/1/2006            80 Current      N               N
15913262                      7.05             1,069.25            6/1/2006         71.37 Current      N               N
15913270                       7.5             1,330.63            6/1/2006         50.95 Current      N               N
15913288                      8.99             1,310.01            6/1/2006         66.67 Current      N               N
15913296                         9             1,419.31            6/1/2006            80 Current      N               N
15913304                      10.7             1,772.68            6/1/2006            80 Current      N               N
15913312                      8.55             1,444.32            7/1/2006            80 Current      N               N
15913320                      8.25             1,492.55            6/1/2006          48.6 Current      N               N
15913338                     8.575             1,934.20            6/1/2006            70 Current      N               N
15913353                     7.975             3,605.87            6/1/2006         78.31 Current      N               N
15913395                      7.99             1,180.76            6/1/2006            40 Current      N               N
15913403                      7.55             1,819.87            6/1/2006            55 Current      N               N
15913411                      8.05             2,506.67            6/1/2006            80 Current      N               N
15913429                      9.25             1,877.35            6/1/2006            70 Current      N               N
15913437                      7.55             1,508.84            6/1/2006          60.8 Current      N               N
15913445                      7.55             2,316.20            6/1/2006         69.31 Current      N               N
15913478                      8.75             2,000.78            6/1/2006            70 Current      N               N
15913494                     8.525             1,549.08            6/1/2006         45.17 Current      N               N
15913502                     10.25               868.82            6/1/2006         25.97 Current      N               N
15913544                     7.475             1,771.81            6/1/2006         55.79 Current      N               N
15913551                     10.25             1,781.00            6/1/2006            75 Current      N               N
15913569                       7.5               987.11            6/1/2006         35.29 Current      N               N
15913577                      7.45             2,042.16            6/1/2006         72.47 Current      N               N
15913593                       8.4             1,596.10            6/1/2006         77.19 Current      N               N
15913650                     9.125                805.5            6/1/2006         56.57 Current      N               N
15913668                      9.65             1,807.85            6/1/2006         52.38 Current      N               N
15913692                       6.8             1,954.41            7/1/2006            70 Current      N               N
15913700                    10.975             1,960.28            6/1/2006            75 Current      N               N
15913726                       7.3             1,782.49            6/1/2006         58.82 Current      N               N
15913742                       7.8             1,403.75            6/1/2006         55.71 Current      N               N
15913759                     8.325             1,691.56            6/1/2006         45.63 Current      N               N
15913775                      9.45             2,599.91            6/1/2006            75 Current      N               N
15913809                     8.475               613.71            6/1/2006         10.67 Current      N               N
15913817                     8.775             1,214.08            7/1/2006            70 Current      N               N
15913825                     8.025             2,049.73            6/1/2006         46.59 Current      N               N
15913833                      6.65             1,597.75            6/1/2006         67.34 Current      N               N
15913841                         8             3,907.65            6/1/2006          56.2 Current      N               N
15913858                       7.5             2,823.12            6/1/2006         49.03 Current      N               N
15913866                      6.05                926.9            6/1/2006            60 Current      N               N
15913882                       6.5             2,371.10            6/1/2006         77.14 Current      N               N
15913890                      7.99             1,590.55            6/1/2006         84.81 Current      N               N
15913908                     10.35             2,710.64            6/1/2006            75 Current      N               N
15913924                      9.99             1,753.67            6/1/2006         34.78 Current      N               N
15913932                      8.95             1,249.60            7/1/2006            80 Current      N               N
15913940                     8.175             1,006.04            6/1/2006         29.58 Current      N               N
15913965                       6.3             1,462.45            6/1/2006            64 Current      N               N
15913973                       7.8             2,721.39            6/1/2006            80 Current      N               N
15913981                       9.4             2,126.07            6/1/2006         63.86 Current      N               N
15913999                      8.75             1,384.60            6/1/2006         55.52 Current      N               N
15914005                       9.9             2,005.79            6/1/2006         68.81 Current      N               N
15914013                      9.15             2,728.51            6/1/2006            85 Current      N               N
15914047                     8.925             1,650.41            6/1/2006         57.36 Current      N               N
15914054                     9.925             2,150.32            6/1/2006         48.57 Current      N               N
15914070                       7.2             1,653.63            6/1/2006            65 Current      N               N
15914088                       8.9             1,818.16            6/1/2006            80 Current      N               N
15914096                       8.6             1,163.29            6/1/2006            90 Current      N               N
15914138                         9             2,834.76            6/1/2006            70 Current      N               N
15914146                      7.45             4,475.96            6/1/2006         91.81 Current      N               N
15914153                      9.33             4,579.94            6/1/2006            95 Current      N               N
15914187                       7.7             1,034.58            6/1/2006            75 Current      N               N
15914203                      7.55             2,250.02            7/1/2006         87.18 Current      N               N
15914211                     7.875             1,550.25            6/1/2006         57.36 Current      N               N
15914229                      7.85             2,360.08            6/1/2006         62.73 Current      N               N
15914237                       8.7             1,885.83            6/1/2006            80 Current      N               N
15914245                      7.49             2,738.24            6/1/2006            80 Current      N               N
15914278                      7.99             1,582.02            6/1/2006            90 Current      N               N
15914302                      8.55             2,047.02            6/1/2006         70.67 Current      N               N
15914328                     7.275               437.68            6/1/2006            80 Current      N               N
15914336                      6.95               713.58            6/1/2006            70 Current      N               N
15914344                      8.99             2,273.25            6/1/2006         53.64 Current      N               N
15914377                     8.225             1,139.61            6/1/2006         66.67 Current      N               N
15914385                      6.75             1,856.25            6/1/2006         40.49 Current      N               N
15914393                       7.8             1,663.73            6/1/2006         51.77 Current      N               N
15914401                         9             2,653.48            6/1/2006            80 Current      N               N
15914419                       9.9             1,468.49            6/1/2006         94.99 Current      N               N
15914427                      8.15               895.61            6/1/2006         63.38 Current      N               N
15914435                     7.375               940.84            6/1/2006         33.26 Current      N               N
15914443                      7.95               606.85            6/1/2006            65 Current      N               N
15914476                     10.15             2,152.35            6/1/2006         68.49 Current      N               N
15914492                    10.875             1,097.42            7/1/2006         39.57 Current      N               N
15914518                     8.325             1,475.62            6/1/2006         41.67 Current      N               N
15914534                      8.55               849.71            7/1/2006         36.67 Current      N               N
15914542                      7.75             2,031.15            6/1/2006            85 Current      N               N
15914559                       7.9             1,891.51            6/1/2006         71.43 Current      N               N
15914575                     6.225             1,567.76            6/1/2006         52.76 Current      N               N
15914583                      8.55             2,534.94            6/1/2006          68.8 Current      N               N
15914617                     8.475             2,668.86            6/1/2006         66.36 Current      N               N
15914633                      8.79               751.36            6/1/2006         54.74 Current      N               N
15914641                      7.99             2,633.09            6/1/2006            85 Current      N               N
15914658                      7.65             2,446.54            6/1/2006            80 Current      N               N
15914666                      7.45             4,040.07            6/1/2006            95 Current      N               N
15914674                      9.65             1,277.73            6/1/2006         88.24 Current      N               N
15914724                      7.25             1,599.18            6/1/2006         79.37 Current      N               N
15914732                       6.8             1,311.03            6/1/2006         78.55 Current      N               N
15914740                     5.825               976.32            6/1/2006         46.24 Current      N               N
15914765                     7.825             1,350.79            6/1/2006            90 Current      N               N
15914807                     7.925             2,041.49            6/1/2006            80 Current      N               N
15914815                      6.65               912.88            6/1/2006         69.37 Current      N               N
15914823                     7.825             2,408.22            6/1/2006         72.34 Current      N               N
15914831                      8.55             1,179.04            6/1/2006            80 Current      N               N
15914849                       5.9             1,589.03            7/1/2006            65 Current      N               N
15914856                      10.4             1,301.94            6/1/2006         71.75 Current      N               N
15914864                       7.5             1,033.18            6/1/2006          62.8 Current      N               N
15914898                     9.775             1,496.73            6/1/2006         34.29 Current      N               N
15914914                     9.475             1,212.18            6/1/2006         45.87 Current      N               N
15914930                      9.99             1,315.25            6/1/2006         38.46 Current      N               N
15914948                      6.45             2,005.82            6/1/2006            55 Current      N               N
15914955                       9.9             2,819.42            7/1/2006            90 Current      N               N
15914971                         8             1,687.11            6/1/2006            85 Current      N               N
15914997                      7.05               743.83            6/1/2006         70.83 Current      N               N
15915010                      7.45             2,021.44            6/1/2006            80 Current      N               N
15915028                      7.75             1,870.86            7/1/2006         82.54 Current      N               N
15915036                      8.55             2,520.20            6/1/2006            90 Current      N               N
15915051                      8.65             1,697.52            6/1/2006            80 Current      N               N
15915069                     7.625               838.75            6/1/2006            80 Current      N               N
15915077                      6.99               996.95            7/1/2006         54.55 Current      N               N
15915085                      7.15             1,454.42            7/1/2006         47.92 Current      N               N
15915101                       6.3             1,671.23            6/1/2006         52.43 Current      N               N
15915119                     8.325             1,030.06            6/1/2006            90 Current      N               N
15915127                      7.75             1,610.36            6/1/2006         39.02 Current      N               N
15915135                      7.55             1,621.34            6/1/2006         64.64 Current      N               N
15915143                      9.99             2,969.26            6/1/2006         55.56 Current      N               N
15915150                      6.65             1,185.92            6/1/2006         54.18 Current      N               N
15915176                      7.35             1,905.01            6/1/2006         41.27 Current      N               N
15915184                     7.775             5,287.32            6/1/2006            95 Current      N               N
15915192                       6.9               691.54            6/1/2006         56.45 Current      N               N
15915226                     11.65             2,132.21            7/1/2006            75 Current      N               N
15915291                     7.875             2,229.59            6/1/2006            75 Current      N               N
15915309                      6.99             1,055.20            6/1/2006         41.46 Current      N               N
15915325                       7.6             1,673.40            6/1/2006         56.43 Current      N               N
15915333                      8.45             1,691.96            6/1/2006            80 Current      N               N
15915374                     6.725             3,609.36            6/1/2006         64.86 Current      N               N
15915382                       6.8             1,638.79            6/1/2006          66.5 Current      N               N
15915390                      7.45             2,617.52            6/1/2006            80 Current      N               N
15915408                       7.6             2,395.71            6/1/2006         58.54 Current      N               N
15915432                     6.975               480.21            6/1/2006         49.05 Current      N               N
15915440                     7.525             2,762.30            6/1/2006         77.55 Current      N               N
15915457                       7.9               814.03            6/1/2006            80 Current      N               N
15915473                     7.975               732.03            6/1/2006         39.84 Current      N               N
15917347                     7.475             2,447.72            6/1/2006         84.77 Current      N               N
15917354                       7.5             1,875.51            6/1/2006         64.77 Current      N               N
15917370                      9.75             1,453.39            6/1/2006            80 Current      N               N
15917396                      8.85             1,598.69            6/1/2006            80 Current      N               N
15917412                      6.85             2,564.38            6/1/2006            70 Current      N               N
15917420                       7.4               830.86            6/1/2006         71.86 Current      N               N
15917438                     7.375             5,168.11            6/1/2006            90 Current      N               N
15917446                       7.5               755.44            6/1/2006         50.79 Current      N               N
15917453                      7.75             2,232.85            6/1/2006         50.38 Current      N               N
15917461                      7.15               749.71            6/1/2006         66.07 Current      N               N
15917479                      9.25             1,684.11            6/1/2006         78.31 Current      N               N
15917487                     6.775               390.16            6/1/2006            80 Current      N               N
15917495                      8.78               754.47            6/1/2006         44.64 Current      N               N
15917503                     8.375             1,140.11            7/1/2006            60 Current      N               N
15917529                      7.99             1,616.42            6/1/2006            90 Current      N               N
15917537                     9.275             4,307.95            6/1/2006         82.28 Current      N               N
15917552                       9.6             1,480.31            6/1/2006         84.98 Current      N               N
15917560                       9.1             1,246.51            6/1/2006            80 Current      N               N
15917578                     8.475             1,389.27            6/1/2006          62.5 Current      N               N
15917594                       8.2             2,868.10            6/1/2006            85 Current      N               N
15917602                      6.75             3,103.54            6/1/2006         54.07 Current      N               N
15917628                     8.775             1,127.54            6/1/2006         41.45 Current      N               N
15917636                       6.5             1,614.94            6/1/2006         70.97 Current      N               N
15917644                       7.4             2,817.50            6/1/2006         66.62 Current      N               N
15917669                      9.99             1,657.22            6/1/2006            70 Current      N               N
15917685                     10.75             1,510.22            6/1/2006            95 Current      N               N
15917693                        11             1,740.55            6/1/2006            75 Current      N               N
15917701                     9.225             2,610.69            6/1/2006          49.4 Current      N               N
15917719                     9.575             1,821.91            6/1/2006         84.99 Current      N               N
15917727                       9.5             1,184.72            6/1/2006         75.39 Current      N               N
15917743                     6.925             2,162.13            6/1/2006            90 Current      N               N
15917768                       7.4             1,107.81            6/1/2006         60.38 Current      N               N
15917784                     6.275               808.73            7/1/2006         44.41 Current      N               N
15917800                      7.45             2,709.13            7/1/2006            90 Current      N               N
15917818                       7.6             2,145.49            6/1/2006            80 Current      N               N
15917826                     9.575             1,264.65            6/1/2006         55.76 Current      N               N
15917842                      7.15               995.97            6/1/2006            70 Current      N               N
15917859                      6.25               656.25            6/1/2006          50.4 Current      N               N
15917867                    10.175             1,889.77            6/1/2006         50.34 Current      N               N
15917891                       8.9             1,412.80            6/1/2006         52.86 Current      N               N
15917909                     8.925             1,654.42            6/1/2006            90 Current      N               N
15917917                      7.99             2,228.53            6/1/2006            80 Current      N               N
15917933                     7.675               547.66            7/1/2006         52.38 Current      N               N
15917941                     7.425                870.4            6/1/2006         59.86 Current      N               N
15917958                    10.375             1,575.05            6/1/2006            75 Current      N               N
15917966                     6.875             1,855.49            6/1/2006          55.6 Current      N               N
15917974                      10.3             1,761.89            6/1/2006            95 Current      N               N
15917982                     7.225               455.73            6/1/2006         41.67 Current      N               N
15918006                      7.99                529.6            7/1/2006         24.21 Current      N               N
15918014                      7.65             2,596.43            6/1/2006            80 Current      N               N
15918022                      10.4               959.92            6/1/2006         58.92 Current      N               N
15918030                    11.325               957.43            6/1/2006         55.15 Current      N               N
15918048                       9.3             2,069.88            6/1/2006         60.65 Current      N               N
15918071                     8.725             1,350.47            6/1/2006         49.32 Current      N               N
15918089                     7.625             1,101.09            6/1/2006            55 Current      N               N
15918105                     6.925             1,158.07            6/1/2006          37.6 Current      N               N
15918113                       6.6             1,561.49            6/1/2006         79.85 Current      N               N
15918139                      6.95             1,247.96            6/1/2006         28.65 Current      N               N
15918147                      7.82             2,959.19            6/1/2006          78.2 Current      N               N
15918154                      9.25             1,554.84            6/1/2006            95 Current      N               N
15918162                       8.6             2,619.04            6/1/2006            75 Current      N               N
15918170                       8.2             4,404.26            6/1/2006         51.67 Current      N               N
15918188                       9.4             1,251.58            6/1/2006            75 Current      N               N
15918196                      7.95             2,247.58            7/1/2006            65 Current      N               N
15918204                      7.75             1,318.20            6/1/2006         61.33 Current      N               N
15918212                      6.95             2,471.22            6/1/2006         44.44 Current      N               N
15918220                       9.6             1,564.14            6/1/2006            85 Current      N               N
15918238                      9.45             2,225.04            6/1/2006            80 Current      N               N
15918246                         9             1,735.57            6/1/2006            75 Current      N               N
15918253                       7.6             2,142.83            6/1/2006         88.95 Current      N               N
15918261                     6.775             1,577.73            6/1/2006            75 Current      N               N
15918287                      7.25             2,725.01            7/1/2006         77.45 Current      N               N
15918295                       8.3             2,422.27            6/1/2006            70 Current      N               N
15918303                      9.35             1,644.73            6/1/2006          65.4 Current      N               N
15918311                         6             2,674.04            6/1/2006         57.18 Current      N               N
15918329                     7.475             2,296.79            6/1/2006         41.18 Current      N               N
15918337                      9.25             2,058.09            6/1/2006            95 Current      N               N
15918345                       9.5             1,379.01            6/1/2006         58.99 Current      N               N
15918352                     6.525             1,631.25            6/1/2006         59.41 Current      N               N
15918378                      7.99             2,066.33            6/1/2006            85 Current      N               N
15918386                      6.99             1,055.20            6/1/2006         47.22 Current      N               N
15918402                      8.45             2,632.89            7/1/2006            80 Current      N               N
15918410                      10.6             1,613.69            6/1/2006            75 Current      N               N
15918428                      8.75             1,105.70            6/1/2006          58.8 Current      N               N
15918444                     7.475               492.18            7/1/2006         24.43 Current      N               N
15918477                      9.45             1,274.81            6/1/2006            95 Current      N               N
15918485                       7.1             3,727.50            6/1/2006            90 Current      N               N
15918493                       6.6             1,617.79            6/1/2006         48.75 Current      N               N
15918527                       9.5             1,560.18            7/1/2006            90 Current      N               N
15918535                       9.5             2,097.01            6/1/2006            90 Current      N               N
15918543                       6.8             2,002.97            6/1/2006         53.23 Current      N               N
15918550                       6.5               913.32            6/1/2006            60 Current      N               N
15918568                       6.6             1,553.20            6/1/2006          72.4 Current      N               N
15918576                      7.75             1,962.20            6/1/2006          72.5 Current      N               N
15918584                     9.075             1,401.35            6/1/2006         40.71 Current      N               N
15918592                     8.075               721.98            6/1/2006         46.82 Current      N               N
15918600                      6.59             2,160.37            6/1/2006         68.87 Current      N               N
15918618                     8.375             1,903.08            6/1/2006         61.16 Current      N               N
15918626                       8.5             2,358.75            6/1/2006            90 Current      N               N
15918634                     9.175             1,651.88            6/1/2006            95 Current      N               N
15918642                       7.5             4,412.50            6/1/2006         88.25 Current      N               N
15918659                     9.225             1,835.76            6/1/2006            95 Current      N               N
15918667                     9.125             1,387.25            6/1/2006         53.28 Current      N               N
15918675                      9.45             2,805.48            6/1/2006            60 Current      N               N
15918691                      9.69             1,880.46            6/1/2006         69.84 Current      N               N
15918717                      6.63             2,533.60            7/1/2006         83.53 Current      N               N
15918725                     7.625             1,868.52            7/1/2006         57.73 Current      N               N
15918733                      7.15             1,350.82            6/1/2006         47.06 Current      N               N
15918758                     8.225             2,243.59            6/1/2006         57.27 Current      N               N
15918766                      8.35             1,289.13            6/1/2006         87.18 Current      N               N
15918782                       7.6             2,142.83            6/1/2006         71.08 Current      N               N
15918808                     7.325               519.58            6/1/2006            80 Current      N               N
15918824                      9.95               627.57            6/1/2006            55 Current      N               N
15918832                       7.9             2,017.62            6/1/2006         78.86 Current      N               N
15918840                      6.65             2,158.16            6/1/2006         53.63 Current      N               N
15918857                       7.6             1,883.29            6/1/2006         89.84 Current      N               N
15918865                      8.46               961.05            6/1/2006            65 Current      N               N
15918873                     9.025               405.21            6/1/2006         31.95 Current      N               N
15918881                     6.825               334.82            7/1/2006          6.47 Current      N               N
15918899                     8.175             2,054.59            6/1/2006         34.75 Current      N               N
15918907                      8.99             1,155.89            6/1/2006         18.52 Current      N               N
15918915                     8.775             1,704.23            6/1/2006         44.14 Current      N               N
15918923                       8.9             1,412.79            6/1/2006         67.52 Current      N               N
15918931                      9.78               817.34            6/1/2006            75 Current      N               N
15918949                       6.8             1,584.17            6/1/2006         47.45 Current      N               N
15918956                     7.675             1,560.17            6/1/2006         34.44 Current      N               N
15918964                     7.125               707.41            6/1/2006         30.88 Current      N               N
15918972                       8.4             2,620.86            6/1/2006            85 Current      N               N
15918998                     7.975             1,317.65            6/1/2006         32.43 Current      N               N
15919012                     7.775               703.78            6/1/2006         43.56 Current      N               N
15919020                       7.1                  793            6/1/2006         65.56 Current      N               N
15919038                     8.475             1,177.23            6/1/2006         54.95 Current      N               N
15919046                     9.375             1,081.28            6/1/2006          32.5 Current      N               N
15919061                      6.99             1,346.93            6/1/2006         68.89 Current      N               N
15919079                     6.375             1,004.44            6/1/2006         48.79 Current      N               N
15919087                       8.3             2,132.22            6/1/2006         84.86 Current      N               N
15919095                      6.99             2,066.95            6/1/2006            74 Current      N               N
15919103                      8.75               432.69            7/1/2006         14.47 Current      N               N
15919111                         9             3,085.45            6/1/2006         66.67 Current      N               N
15919129                      9.85             1,570.10            6/1/2006            75 Current      N               N
15919137                      6.99             1,706.94            6/1/2006         57.29 Current      N               N
15919145                       7.9             1,588.86            6/1/2006          54.1 Current      N               N
15919152                      8.25             1,926.72            6/1/2006            95 Current      N               N
15919178                       6.4               838.61            6/1/2006         61.18 Current      N               N
15919186                       9.2             2,203.02            6/1/2006         73.68 Current      N               N
15919210                      6.45               484.17            6/1/2006         29.06 Current      N               N
15919228                     8.475             1,572.07            6/1/2006         72.88 Current      N               N
15919236                      7.34             1,774.04            6/1/2006            90 Current      N               N
15919244                      7.55             1,124.23            6/1/2006            40 Current      N               N
15919269                     7.675             2,097.84            7/1/2006            80 Current      N               N
15919277                       6.2             3,024.22            6/1/2006         47.43 Current      N               N
15919285                     9.775               540.49            6/1/2006         20.31 Current      N               N
15919293                     7.425               347.04            6/1/2006         53.19 Current      N               N
15919301                      7.25             1,945.42            6/1/2006         67.79 Current      N               N
15919319                       8.1             1,366.30            6/1/2006            80 Current      N               N
15919327                      6.35             2,126.78            6/1/2006         69.81 Current      N               N
15919343                       8.1             1,096.41            6/1/2006            80 Current      N               N
15919350                     9.725             3,165.59            6/1/2006            90 Current      N               N
15919368                      8.75             3,008.69            6/1/2006         76.92 Current      N               N
15919376                     8.425             2,000.34            7/1/2006         34.38 Current      N               N
15919384                      8.25             1,206.90            6/1/2006         60.36 Current      N               N
15919392                       9.4             2,375.67            6/1/2006         77.42 Current      N               N
15919400                     8.625               742.62            6/1/2006         36.63 Current      N               N
15919418                      7.25             2,469.48            6/1/2006         68.95 Current      N               N
15919434                      9.85             1,431.93            6/1/2006         79.53 Current      N               N
15919442                     7.325               412.37            7/1/2006            80 Current      N               N
15919459                      8.55             1,243.52            6/1/2006            75 Current      N               N
15919475                     6.725             2,523.06            7/1/2006         65.88 Current      N               N
15919483                      7.25             2,916.91            9/1/2006            60 Current      N               N
15919509                      7.75             2,521.09            6/1/2006            90 Current      N               N
15919517                      8.99             2,620.01            6/1/2006            85 Current      N               N
15919525                     7.575             1,579.42            6/1/2006         44.91 Current      N               N
15919533                     8.225             2,405.81            6/1/2006            90 Current      N               N
15919558                      7.75             1,726.56            6/1/2006         68.27 Current      N               N
15919608                     7.025               560.27            6/1/2006            80 Current      N               N
15919624                       9.6             1,085.65            7/1/2006            80 Current      N               N
15919632                     7.675             1,069.78            6/1/2006         43.72 Current      N               N
15919640                       7.2               865.46            6/1/2006         79.69 Current      N               N
15919657                         7             1,367.15            6/1/2006         70.97 Current      N               N
15919665                      6.99             1,073.82            6/1/2006         35.31 Current      N               N
15919673                     7.525             2,837.66            6/1/2006         65.75 Current      N               N
15919707                      7.91             1,195.36            6/1/2006            70 Current      N               N
15919731                       7.3             1,031.73            6/1/2006            80 Current      N               N
15919756                     7.975               859.86            7/1/2006         57.14 Current      N               N
15919764                       9.5             2,235.77            6/1/2006            80 Current      N               N
15919780                       7.8             1,734.89            6/1/2006         52.58 Current      N               N
15919798                       7.2               915.86            6/1/2006            90 Current      N               N
15919806                      6.77             2,346.94            6/1/2006            80 Current      N               N
15919814                      7.95             1,460.57            6/1/2006          67.8 Current      N               N
15919830                      6.88             2,297.76            6/1/2006            75 Current      N               N
15919848                       9.7             2,203.73            6/1/2006            80 Current      N               N
15919855                      7.99               777.06            6/1/2006         55.79 Current      N               N
15919871                      8.75             3,097.63            6/1/2006            75 Current      N               N
15919889                       6.5             1,422.16            6/1/2006         73.77 Current      N               N
15919913                      6.99             1,427.63            6/1/2006         52.87 Current      N               N
15919939                       7.6             1,751.07            6/1/2006            80 Current      N               N
15919947                       7.1             1,912.22            6/1/2006            77 Current      N               N
15919954                     7.425             1,200.77            6/1/2006         59.04 Current      N               N
15919970                       7.6             1,330.95            6/1/2006         45.45 Current      N               N
15919988                     7.425             2,134.96            6/1/2006            80 Current      N               N
15919996                       6.7             1,259.51            6/1/2006         67.74 Current      N               N
15920010                       6.7             1,529.40            6/1/2006         87.03 Current      N               N
15920028                      8.85             1,667.10            7/1/2006         72.41 Current      N               N
15920036                     8.225             1,611.45            7/1/2006         38.46 Current      N               N
15920044                     8.325             1,456.91            6/1/2006            80 Current      N               N
15920051                       7.3             1,789.35            6/1/2006            87 Current      N               N
15920077                       9.5             1,304.20            6/1/2006            70 Current      N               N
15920085                     9.875             1,470.11            6/1/2006         53.75 Current      N               N
15920135                       8.4             1,305.89            6/1/2006         84.11 Current      N               N
15920143                       7.3               952.15            6/1/2006         61.16 Current      N               N
15920150                     7.425               876.98            6/1/2006            95 Current      N               N
15920168                       7.9             2,290.44            6/1/2006            90 Current      N               N
15920184                      8.55             1,172.60            6/1/2006            95 Current      N               N
15920192                      9.85             1,548.89            6/1/2006            65 Current      N               N
15920200                      9.36             2,000.70            6/1/2006            95 Current      N               N
15920218                      8.25             1,577.66            6/1/2006            70 Current      N               N
15920234                     6.825               779.19            6/1/2006         38.59 Current      N               N
15920242                      7.75             1,759.22            6/1/2006         40.31 Current      N               N
15920259                      7.65             1,430.38            6/1/2006            75 Current      N               N
15920267                       6.9             1,639.87            6/1/2006         54.83 Current      N               N
15920283                      9.05             1,436.09            6/1/2006            95 Current      N               N
15920309                      7.99             6,103.46            6/1/2006            95 Current      N               N
15920317                     7.975             2,323.02            6/1/2006         59.82 Current      N               N
15920325                      6.45             1,999.50            6/1/2006            80 Current      N               N
15920333                     12.35             3,265.84            6/1/2006            70 Current      N               N
15920341                      6.65             2,837.80            6/1/2006            70 Current      N               N
15920358                      6.99             2,017.29            6/1/2006          61.9 Current      N               N
15920366                     10.95             1,165.30            6/1/2006            65 Current      N               N
15920382                      8.55             1,492.23            6/1/2006            90 Current      N               N
15920390                      7.75             1,932.66            6/1/2006            95 Current      N               N
15920408                     6.975               813.75            6/1/2006            56 Current      N               N
15920424                     9.225             2,022.38            6/1/2006            90 Current      N               N
15920432                      7.25             1,599.18            6/1/2006         79.37 Current      N               N
15920457                      9.45             3,490.74            6/1/2006         72.17 Current      N               N
15920473                      6.99             1,303.48            7/1/2006         63.64 Current      N               N
15920481                       8.1             2,222.25            7/1/2006         46.15 Current      N               N
15920499                      7.25             1,311.33            6/1/2006         47.67 Current      N               N
15920507                      7.65             1,312.61            9/1/2006         29.84 Current      N               N
15920515                     7.475             1,548.69            6/1/2006         56.19 Current      N               N
15920523                       8.4             2,205.52            8/1/2006            80 Current      N               N
15920531                    12.675             1,675.33            6/1/2006         43.66 Current      N               N
15920549                     9.838             1,803.63            7/1/2006         53.01 Current      N               N
15920564                      7.55               661.77            6/1/2006         38.48 Current      N               N
15920572                     9.625             3,648.11            6/1/2006         68.99 Current      N               N
15920580                       9.1             1,184.19            6/1/2006         77.95 Current      N               N
15920598                      8.55             1,164.31            6/1/2006            79 Current      N               N
15920606                    10.275             2,782.18            6/1/2006            90 Current      N               N
15920614                      7.55               737.78            6/1/2006         66.46 Current      N               N
15920630                         7             1,864.30            6/1/2006         69.77 Current      N               N
15920648                     8.525             2,954.69            6/1/2006         79.92 Current      N               N
15920671                      7.95             1,556.02            6/1/2006            90 Current      N               N
15920697                       9.6             2,049.16            6/1/2006            80 Current      N               N
15920713                      7.65             1,194.50            6/1/2006            85 Current      N               N
15920721                      8.85             1,759.02            6/1/2006         74.92 Current      N               N
15920739                      6.25               567.74            6/1/2006         46.51 Current      N               N
15920747                      8.75             2,030.87            6/1/2006            90 Current      N               N
15920754                      7.99             2,125.36            6/1/2006            85 Current      N               N
15920762                      8.05             1,104.53            6/1/2006          62.7 Current      N               N
15920770                     7.225             2,576.88            6/1/2006         76.95 Current      N               N
15920788                      6.85             1,563.05            7/1/2006         59.53 Current      N               N
15920796                     8.625             2,776.71            6/1/2006            85 Current      N               N
15920804                      6.55               958.64            6/1/2006            75 Current      N               N
15920812                     7.125             1,482.19            6/1/2006         68.75 Current      N               N
15920846                     6.725             2,478.43            6/1/2006            80 Current      N               N
15920853                     7.975               893.07            6/1/2006         31.69 Current      N               N
15920879                     9.625             1,274.99            6/1/2006         44.12 Current      N               N
15920887                      6.75                972.9            6/1/2006         68.18 Current      N               N
15920895                      9.05             1,309.33            6/1/2006            90 Current      N               N
15920903                       7.6             1,525.13            6/1/2006            90 Current      N               N
15920911                     6.425             2,818.97            6/1/2006            65 Current      N               N
15920929                       9.4             1,913.88            7/1/2006            80 Current      N               N
15920937                    10.125             1,306.50            6/1/2006            90 Current      N               N
15920945                      10.8             2,134.95            6/1/2006            90 Current      N               N
15920952                      10.4             1,120.49            6/1/2006            65 Current      N               N
15920960                       8.5             3,577.50            6/1/2006            80 Current      N               N
15920978                     7.175                317.1            6/1/2006          12.5 Current      N               N
15920986                     9.953             1,844.45            6/1/2006            90 Current      N               N
15920994                     9.813             2,099.00            7/1/2006            90 Current      N               N
15921000                    11.675               582.13            6/1/2006            58 Current      N               N
15921018                      7.85             1,683.56            6/1/2006            95 Current      N               N
15921026                     7.975               702.75            6/1/2006          46.6 Current      N               N
15921034                       7.2               857.65            6/1/2006            95 Current      N               N
15921042                      8.65             1,407.16            6/1/2006            90 Current      N               N
15921059                     7.175               657.71            6/1/2006         28.95 Current      N               N
15921067                    10.625             2,044.03            6/1/2006            50 Current      N               N
15921075                     8.899             1,527.19            7/1/2006         25.41 Current      N               N
15921083                       7.3             2,536.62            6/1/2006         64.46 Current      N               N
15921091                      9.75             1,524.31            6/1/2006            75 Current      N               N
15921109                      7.25             1,624.77            6/1/2006          77.2 Current      N               N
15921117                      10.3             2,400.10            6/1/2006         65.48 Current      N               N
15921125                     8.725             1,485.52            6/1/2006            90 Current      N               N
15921133                       8.5             2,375.23            6/1/2006            90 Current      N               N
15921141                       8.3               981.22            6/1/2006         69.52 Current      N               N
15921158                       8.5             2,447.81            6/1/2006            90 Current      N               N
15921166                       8.5             2,579.76            6/1/2006            90 Current      N               N
15921174                      9.35             1,437.14            6/1/2006         49.32 Current      N               N
15921190                      10.8             3,031.36            6/1/2006            75 Current      N               N
15921224                      7.85             1,570.00            6/1/2006         71.64 Current      N               N
15921232                     9.075               828.09            6/1/2006          86.9 Current      N               N
15921240                     8.975             1,700.46            6/1/2006         47.53 Current      N               N
15921257                      7.99             2,789.36            6/1/2006            80 Current      N               N
15921273                       7.7               442.04            6/1/2006         65.26 Current      N               N
15921307                     8.575               849.63            6/1/2006         20.72 Current      N               N
15921315                     9.725             3,679.54            6/1/2006            95 Current      N               N
15921323                      8.45                714.1            6/1/2006         67.85 Current      N               N
15921331                       9.3             1,826.13            6/1/2006            85 Current      N               N
15921349                      7.15             1,541.37            6/1/2006            75 Current      N               N
15921364                     9.625             1,463.34            6/1/2006            85 Current      N               N
15921372                       6.3             1,296.78            6/1/2006         67.16 Current      N               N
15921398                      8.65             1,481.19            6/1/2006            95 Current      N               N
15921406                       8.5             1,230.27            6/1/2006         49.54 Current      N               N
15921414                      7.65             1,230.30            6/1/2006         69.36 Current      N               N
15921430                      7.75             2,153.35            6/1/2006            95 Current      N               N
15921448                     7.925             2,583.42            6/1/2006            90 Current      N               N
15921455                      7.95             2,904.57            6/1/2006         61.76 Current      N               N
15921463                      7.35             1,343.50            6/1/2006            75 Current      N               N
15921471                      7.95             2,904.57            6/1/2006         61.76 Current      N               N
15921489                     8.975             1,685.94            6/1/2006          43.3 Current      N               N
15921497                      7.95             2,904.57            6/1/2006         61.31 Current      N               N
15921505                     9.175             2,752.50            6/1/2006            90 Current      N               N
15921513                       8.5             1,649.47            6/1/2006         66.18 Current      N               N
15921539                    10.713             3,178.16            6/1/2006         45.29 Current      N               N
15921554                      6.65             1,685.16            6/1/2006            70 Current      N               N
15921570                      7.45             1,384.02            6/1/2006            90 Current      N               N
15921588                       6.6             1,327.42            6/1/2006            70 Current      N               N
15921596                      8.45             4,056.48            6/1/2006            53 Current      N               N
15921604                     6.975               991.39            6/1/2006         35.16 Current      N               N
15921612                       8.8             1,983.59            6/1/2006         66.93 Current      N               N
15921620                       8.4             2,031.39            6/1/2006         75.68 Current      N               N
15921638                      7.99             1,286.98            6/1/2006            84 Current      N               N
15921646                      9.95               422.62            6/1/2006         39.06 Current      N               N
15921653                     7.175               457.77            6/1/2006            80 Current      N               N
15921661                       7.7             2,707.47            6/1/2006            70 Current      N               N
15921679                     8.525               770.69            6/1/2006         59.52 Current      N               N
15921687                      8.75             1,219.39            6/1/2006         48.44 Current      N               N
15921703                      9.85             1,699.89            6/1/2006            70 Current      N               N
15921737                     8.025             1,068.79            6/1/2006         58.96 Current      N               N
15921745                       7.5             1,538.28            6/1/2006         65.72 Current      N               N
15921752                     7.375             3,387.01            6/1/2006         62.51 Current      N               N
15921760                       7.8                575.9            6/1/2006          25.4 Current      N               N
15921778                      8.99             1,140.48            6/1/2006            80 Current      N               N
15921786                     8.675             2,187.06            6/1/2006         79.19 Current      N               N
15921794                       7.8             1,979.65            6/1/2006         79.71 Current      N               N
15921810                      8.85             2,815.19            6/1/2006            95 Current      N               N
15921828                     7.775               789.96            6/1/2006         32.74 Current      N               N
15921851                       8.4             1,334.92            6/1/2006            80 Current      N               N
15921877                      6.99             1,827.36            6/1/2006            80 Current      N               N
15921885                         9             1,812.70            6/1/2006         71.87 Current      N               N
15921893                     10.25             1,425.95            6/1/2006            65 Current      N               N
15921901                     8.725             3,385.54            6/1/2006            95 Current      N               N
15921919                      9.15             1,655.90            6/1/2006            90 Current      N               N
15921927                       8.5             1,257.26            6/1/2006            70 Current      N               N
15921935                       7.5             1,713.08            6/1/2006         79.55 Current      N               N
15921950                       6.2             1,745.54            6/1/2006         73.08 Current      N               N
15921968                      6.45               634.27            6/1/2006         71.24 Current      N               N
15921984                     9.275             1,319.19            6/1/2006         39.02 Current      N               N
15921992                       7.1               546.03            6/1/2006          62.5 Current      N               N
15922008                       9.5             3,518.98            6/1/2006            90 Current      N               N
15922065                    12.275                629.9            6/1/2006         64.52 Current      N               N
15922073                     5.625               461.39            7/1/2006         44.44 Current      N               N
15922081                       8.3             1,521.67            6/1/2006         57.89 Current      N               N
15922099                      7.53             2,621.35            6/1/2006         87.25 Current      N               N
15922107                      9.45               902.92            6/1/2006            70 Current      N               N
15922115                       8.5             1,026.34            6/1/2006         36.84 Current      N               N
15922123                      7.99               900.16            6/1/2006            80 Current      N               N
15922131                     7.775               879.73            6/1/2006         52.58 Current      N               N
15922149                     7.975               439.22            6/1/2006         41.96 Current      N               N
15922156                     7.325               668.92            6/1/2006            54 Current      N               N
15922172                      7.55             1,760.31            6/1/2006         74.78 Current      N               N
15922180                      8.45             1,444.01            6/1/2006            90 Current      N               N
15922198                     6.875             1,230.87            8/1/2006         55.83 Current      N               N
15922206                      8.25             1,106.92            6/1/2006         68.89 Current      N               N
15922230                      7.55             1,340.09            6/1/2006            90 Current      N               N
15922248                      9.55             1,483.44            6/1/2006            90 Current      N               N
15922263                      7.99             1,944.78            6/1/2006            80 Current      N               N
15922271                     7.425               902.32            6/1/2006         55.08 Current      N               N
15922289                       7.8             2,007.02            6/1/2006         74.68 Current      N               N
15922297                      8.95             1,586.04            6/1/2006          49.5 Current      N               N
15922321                      8.75             1,724.45            6/1/2006            80 Current      N               N
15922339                     10.65               462.99            6/1/2006         55.56 Current      N               N
15922347                      6.55             2,756.63            6/1/2006            65 Current      N               N
15922354                      8.15             1,477.19            6/1/2006            75 Current      N               N
15922362                     7.487               734.64            6/1/2006            80 Current      N               N
15922388                      9.85             2,595.89            6/1/2006         59.62 Current      N               N
15922396                       6.5             2,529.18            7/1/2006            60 Current      N               N
15922404                      8.25             1,990.86            6/1/2006         44.54 Current      N               N
15922420                      7.27             1,897.77            7/1/2006            80 Current      N               N
15922438                      8.75             2,045.91            6/1/2006            80 Current      N               N
15922446                      6.85             1,541.74            6/1/2006          72.4 Current      N               N
15922453                     9.575             1,556.74            6/1/2006            90 Current      N               N
15922479                      8.75             1,654.78            6/1/2006         73.33 Current      N               N
15922503                        10             2,291.93            6/1/2006         84.61 Current      N               N
15922529                      9.45             1,934.82            7/1/2006            64 Current      N               N
15922537                     8.125             4,171.88            6/1/2006         74.94 Current      N               N
15922545                      8.99             1,803.19            6/1/2006            45 Current      N               N
15922552                     8.975               614.73            6/1/2006         35.95 Current      N               N
15922578                     7.995               817.76            6/1/2006          44.6 Current      N               N
15922594                         8             2,669.07            7/1/2006            75 Current      N               N
15922610                     7.875             1,183.27            6/1/2006         45.39 Current      N               N
15922636                     8.725             1,739.19            6/1/2006            80 Current      N               N
15922644                       8.3             2,173.78            6/1/2006         67.76 Current      N               N
15922651                     9.725               827.61            6/1/2006         21.05 Current      N               N
15922669                     6.975             2,044.74            6/1/2006            66 Current      N               N
15922677                       8.6             1,051.81            6/1/2006            71 Current      N               N
15922693                      8.75             1,692.39            6/1/2006            75 Current      N               N
15922719                      7.85             2,216.42            6/1/2006            90 Current      N               N
15922727                       7.2             2,250.00            6/1/2006         63.56 Current      N               N
15922735                     7.625             2,392.70            6/1/2006         64.39 Current      N               N
15922743                    10.575               920.36            6/1/2006         55.56 Current      N               N
15922750                      7.99             2,083.69            7/1/2006         45.45 Current      N               N
15922768                      7.25             3,238.33            7/1/2006            80 Current      N               N
15922784                      7.25             2,182.89            6/1/2006            75 Current      N               N
15922792                      7.85             1,645.59            7/1/2006         61.16 Current      N               N
15922800                     9.025             2,010.55            6/1/2006            80 Current      N               N
15922818                      7.75             1,662.08            6/1/2006            80 Current      N               N
15922826                     7.325             2,268.00            6/1/2006            60 Current      N               N
15922834                      9.65             2,062.26            7/1/2006            90 Current      N               N
15922859                     8.375             1,552.45            6/1/2006            95 Current      N               N
15922867                     7.425               815.56            6/1/2006         53.41 Current      N               N
15922883                     7.375               966.79            6/1/2006          29.5 Current      N               N
15922891                       6.9             2,137.36            6/1/2006         84.88 Current      N               N
15922909                     6.525               823.83            6/1/2006          58.3 Current      N               N
15922917                      10.5             1,770.94            6/1/2006            80 Current      N               N
15922958                     7.025               486.14            6/1/2006            52 Current      N               N
15922974                       8.5             1,845.40            6/1/2006            80 Current      N               N
15922982                     9.425               710.08            6/1/2006         51.52 Current      N               N
15922990                     8.175               708.48            6/1/2006         44.44 Current      N               N
15923030                       8.4             1,668.65            6/1/2006          69.7 Current      N               N
15923048                      10.2             3,459.51            6/1/2006         66.12 Current      N               N
15923055                     6.825               675.73            7/1/2006         41.89 Current      N               N
15923071                      6.99             1,427.63            6/1/2006          57.5 Current      N               N
15923089                      11.1             1,460.59            6/1/2006            75 Current      N               N
15923097                       8.5             1,286.59            6/1/2006            90 Current      N               N
15923105                    10.325               495.93            6/1/2006         26.32 Current      N               N
15923113                     6.725               873.37            6/1/2006         56.96 Current      N               N
15923121                      6.55               711.61            7/1/2006         66.27 Current      N               N
15923147                      7.85             1,805.98            6/1/2006            80 Current      N               N
15923188                       6.9             2,813.73            6/1/2006          75.9 Current      N               N
15923204                      6.85             1,025.76            6/1/2006         58.95 Current      N               N
15923220                      6.55             1,186.89            6/1/2006         91.59 Current      N               N
15923238                     7.925             1,882.86            6/1/2006            65 Current      N               N
15923253                      8.75             2,948.51            6/1/2006            80 Current      N               N
15923261                       9.5             2,065.66            6/1/2006            85 Current      N               N
15923279                     7.925             2,703.59            6/1/2006         93.33 Current      N               N
15923287                      9.72             1,953.86            6/1/2006          30.4 Current      N               N
15923295                       9.4             2,021.77            7/1/2006            90 Current      N               N
15923303                       9.4             2,021.77            7/1/2006            90 Current      N               N
15923311                      5.82               529.66            6/1/2006         42.83 Current      N               N
15923329                       8.7               774.54            6/1/2006            90 Current      N               N
15923345                      11.8             1,016.29            6/1/2006         59.88 Current      N               N
15923360                      10.5               444.29            6/1/2006          6.58 Current      N               N
15923378                       8.4             1,165.62            6/1/2006         69.86 Current      N               N
15923386                      7.99             1,502.79            6/1/2006         79.15 Current      N               N
15923394                      8.55             2,392.22            6/1/2006            85 Current      N               N
15923428                      6.85             2,027.08            8/1/2006            80 Current      N               N
15923444                     9.575             1,484.94            6/1/2006            70 Current      N               N
15923451                     9.525             1,023.86            6/1/2006            90 Current      N               N
15923469                     7.725             2,398.77            6/1/2006            90 Current      N               N
15923477                     6.875               525.55            6/1/2006         13.79 Current      N               N
15923485                      6.85             4,151.85            6/1/2006         61.82 Current      N               N
15923501                     6.875                  643            6/1/2006            70 Current      N               N
15923519                      9.25             2,846.38            6/1/2006         72.73 Current      N               N
15923535                     8.225             1,499.02            7/1/2006            80 Current      N               N
15923543                      7.25             1,407.28            6/1/2006         65.67 Current      N               N
15923568                      7.69             4,085.31            6/1/2006            75 Current      N               N
15923584                       8.6             1,466.61            6/1/2006            90 Current      N               N
15923592                      9.05             1,688.03            6/1/2006            65 Current      N               N
15923618                       6.4             2,688.00            6/1/2006            60 Current      N               N
15923634                      9.25             1,799.20            6/1/2006            90 Current      N               N
15923642                     9.675             1,745.90            6/1/2006            90 Current      N               N
15923659                    10.175             2,419.73            6/1/2006            85 Current      N               N
15923683                      9.99             1,573.71            6/1/2006            70 Current      N               N
15923691                     7.625               867.53            6/1/2006         38.81 Current      N               N
15923709                      7.75             1,065.99            6/1/2006         56.27 Current      N               N
15923717                      7.85             3,557.22            6/1/2006         78.79 Current      N               N
15923733                       9.1             1,643.95            6/1/2006            90 Current      N               N
15923741                         7               667.97            6/1/2006            80 Current      N               N
15923766                     8.075             1,681.71            6/1/2006            80 Current      N               N
15923774                      7.95             1,573.31            6/1/2006            65 Current      N               N
15923782                      7.18             1,439.33            6/1/2006         59.69 Current      N               N
15923808                      8.95             2,308.17            6/1/2006            85 Current      N               N
15923816                    10.975             1,528.40            6/1/2006            75 Current      N               N
15923824                       8.4             1,039.91            6/1/2006            75 Current      N               N
15923832                       6.5             1,861.76            6/1/2006          64.9 Current      N               N
15923840                     7.675               644.19            6/1/2006            80 Current      N               N
15923857                     9.675             1,418.54            6/1/2006            90 Current      N               N
15923899                     10.73             1,713.87            6/1/2006            90 Current      N               N
15923907                      7.15             1,040.13            6/1/2006         25.67 Current      N               N
15923915                     6.875               721.88            6/1/2006            56 Current      N               N
15923923                      8.08               968.55            6/1/2006         42.95 Current      N               N
15923972                     6.475               655.65            6/1/2006         54.45 Current      N               N
15923980                       7.6             2,363.94            7/1/2006         56.84 Current      N               N
17077579                      7.99               376.67            7/1/2006          27.5 Current      N               N
17059080                     7.125             2,321.50            7/1/2006            75 Current      N               N
17099557                     6.875             1,262.59            7/1/2006         79.99 Current      N               N
17099573                      8.25             1,861.02            7/1/2006            80 Current      N               N
17055864                     7.999               979.79            7/1/2006            80 Current      N               N
16927113                       7.5             1,097.32            6/1/2006            75 Current      N               N
16927139                      7.99             1,869.60            6/1/2006            75 Current      N               N
17004367                      6.99             1,035.22            7/1/2006            80 Current      N               N
17012345                       7.5               955.06            7/1/2006            75 Current      N               N
17072307                     8.375             1,675.96            7/1/2006         68.91 Current      N               N
16932162                    11.999                277.7            6/1/2006           100 Current      N               N
17005695                      7.25             1,003.98            7/1/2006            75 Current      N               N
17059155                     7.375             1,403.40            7/1/2006            80 Current      N               N
16976714                     8.875             1,309.14            7/1/2006            90 Current      N               N
17092636                     8.875             1,646.04            7/1/2006            80 Current      N               N
17092644                     8.625             1,174.56            7/1/2006            80 Current      N               N
16980682                      9.75             1,725.65            7/1/2006            90 Current      N               N
17050691                     8.375             1,350.65            7/1/2006            75 Current      N               N
16976748                      7.75             1,919.35            7/1/2006            75 Current      N               N
17060005                      7.25               920.94            7/1/2006            50 Current      N               N
17059213                       7.5             1,553.73            7/1/2006            80 Current      N               N
17085945                     7.999             1,288.83            7/1/2006            80 Current      N               N
17059270                     7.125             1,563.05            7/1/2006            75 Current      N               N
16976805                     6.875               926.27            7/1/2006         64.68 Current      N               N
17071531                     7.625               833.07            7/1/2006         89.98 Current      N               N
16976870                     7.375             1,226.33            7/1/2006            75 Current      N               N
17095498                      8.25               925.22            7/1/2006            75 Current      N               N
17095506                    11.999               441.18            7/1/2006           100 Current      N               N
17089251                       7.5             1,437.20            7/1/2006         74.01 Current      N               N
17091893                     7.999             1,173.91            7/1/2006         42.67 Current      N               N
17088071                     8.999             2,317.11            7/1/2006            80 Current      N               N
17096165                      8.99             1,606.28            7/1/2006         63.43 Current      N               N
17096173                     7.125             1,151.46            7/1/2006            80 Current      N               N
17087446                      7.25             1,013.41            7/1/2006            75 Current      N               N
17087453                      9.25               424.98            7/1/2006        103.26 Current      N               N
16983355                      7.99             2,865.07            7/1/2006            75 Current      N               N
17091943                       7.5             1,019.63            7/1/2006            75 Current      N               N
16976987                      7.99             1,424.50            7/1/2006            80 Current      N               N
16977019                      7.25             2,537.35            7/1/2006            80 Current      N               N
17096181                      8.99             1,012.92            7/1/2006         48.09 Current      N               N
17096199                       7.5             1,495.46            7/1/2006            75 Current      N               N
16964868                      6.99             1,689.84            7/1/2006            75 Current      N               N
17056052                     6.625             1,723.71            7/1/2006            75 Current      N               N
17091232                     7.625             2,093.86            7/1/2006            75 Current      N               N
17053182                      7.25             2,302.82            7/1/2006            80 Current      N               N
17084187                      6.99             3,165.03            7/1/2006            75 Current      N               N
17096215                     7.625             1,556.85            7/1/2006         43.49 Current      N               N
17062811                     8.625             4,399.11            7/1/2006            75 Current      N               N
17056086                      7.75             1,796.73            7/1/2006            80 Current      N               N
17066028                     6.875             1,375.00            7/1/2006         67.61 Current      N               N
17068305                      7.99             3,431.13            7/1/2006            75 Current      N               N
17059478                       8.5             1,348.89            7/1/2006            80 Current      N               N
17099615                      6.99             1,790.32            7/1/2006            75 Current      N               N
17092008                      6.99             1,571.10            7/1/2006            75 Current      N               N
17092024                      8.25             2,009.06            7/1/2006            75 Current      N               N
17075193                     8.625             1,810.30            7/1/2006            80 Current      N               N
17087503                     7.875             1,622.19            7/1/2006            75 Current      N               N
17099631                       7.5             2,039.27            7/1/2006            75 Current      N               N
17095688                       6.5               758.48            7/1/2006         17.78 Current      N               N
17084286                     7.375             2,384.53            7/1/2006            75 Current      N               N
17092107                     7.125             2,624.59            7/1/2006            75 Current      N               N
17099714                     7.375             3,475.33            7/1/2006            80 Current      N               N
17096264                     6.625             2,924.37            7/1/2006            75 Current      N               N
17032954                     7.375             1,650.11            6/1/2006            75 Current      N               N
17081902                     7.125             1,369.68            7/1/2006            75 Current      N               N
17026030                       8.5             1,607.03            6/1/2006         82.94 Current      N               N
17004755                     7.125             2,066.13            6/1/2006            75 Current      N               N
17047952                       7.5             1,420.59            7/1/2006         76.67 Current      N               N
17075789                       9.5               434.19            7/1/2006           100 Current      N               N
17078841                         8             1,614.28            7/1/2006            80 Current      N               N
17068990                      8.25             1,057.40            7/1/2006         41.67 Current      N               N
17069030                       9.5               443.91            7/1/2006           100 Current      N               N
17043639                      7.25             1,091.48            7/1/2006            80 Current      N               N
17063512                       9.5               346.71            7/1/2006           100 Current      N               N
17096447                     7.125             1,144.03            7/1/2006         79.98 Current      N               N
17060054                       7.5             1,793.26            7/1/2006         65.18 Current      N               N
17056870                      6.99             1,729.43            7/1/2006            80 Current      N               N
17075235                     7.875             1,561.60            7/1/2006            75 Current      N               N
17081993                      6.75               832.25            7/1/2006         48.89 Current      N               N
17089335                     8.125             1,924.14            7/1/2006            75 Current      N               N
17085093                      6.75             2,283.08            7/1/2006            75 Current      N               N
17078924                     7.625               887.54            7/1/2006         26.08 Current      N               N
17096546                     7.375             1,468.79            7/1/2006            75 Current      N               N
17092792                      7.25             1,220.42            7/1/2006            80 Current      N               N
17069105                     7.625             1,389.99            7/1/2006            80 Current      N               N
17069113                       9.5               428.52            7/1/2006           100 Current      N               N
17096561                      7.75             3,012.31            7/1/2006            80 Current      N               N
17096587                     7.125             1,782.91            7/1/2006            80 Current      N               N
17089350                     6.625             1,256.78            7/1/2006         69.23 Current      N               N
17082009                     7.875             2,129.46            7/1/2006            75 Current      N               N
17099755                      8.25             1,139.77            7/1/2006            80 Current      N               N
17075912                      6.99             1,421.30            7/1/2006            80 Current      N               N
17092818                      6.99             1,396.59            7/1/2006            75 Current      N               N
17092834                     8.375             1,829.45            7/1/2006            80 Current      N               N
17096686                     7.625             1,870.67            7/1/2006            80 Current      N               N
17096702                     7.375             1,762.23            7/1/2006            85 Current      N               N
16855074                      9.99               549.31            6/1/2006           100 Current      N               N
16924029                      6.99             3,110.37            7/1/2006            75 Current      N               N
17060104                       8.5             1,345.83            7/1/2006          62.3 Current      N               N
17056235                       7.5             2,540.63            7/1/2006            75 Current      N               N
17071812                      7.75             2,174.26            7/1/2006            75 Current      N               N
17053364                     7.875             2,306.91            7/1/2006            75 Current      N               N
17066655                      8.25             2,949.44            7/1/2006            80 Current      N               N
17056284                      7.25             2,637.18            7/1/2006            75 Current      N               N
17078387                       8.5             1,765.61            7/1/2006            75 Current      N               N
17075284                     6.925             2,899.23            7/1/2006            75 Current      N               N
17099813                      8.25             2,220.54            7/1/2006            75 Current      N               N
17083957                      6.25             1,385.92            7/1/2006         59.24 Current      N               N
17081308                     7.625             1,478.02            7/1/2006            75 Current      N               N
17078429                      7.49             2,250.26            7/1/2006         63.27 Current      N               N
17089400                       6.8             1,870.00            7/1/2006            75 Current      N               N
17083965                     8.125             1,407.21            7/1/2006            80 Current      N               N
17084427                       7.5               908.98            7/1/2006            25 Current      N               N
17092883                     7.625             1,911.04            7/1/2006            75 Current      N               N
17092909                      6.99             1,105.25            7/1/2006            75 Current      N               N
17089442                      7.25             1,767.57            7/1/2006            75 Current      N               N
17089467                         7             2,678.67            7/1/2006            80 Current      N               N
17098765                      7.75             1,985.94            7/1/2006            75 Current      N               N
17092966                     7.375             2,161.80            7/1/2006            75 Current      N               N
16811630                      6.99             4,287.03            6/1/2006            80 Current      N               N
16858573                    10.375               566.75            7/1/2006         99.98 Current      N               N
17026097                      6.25             1,725.48            6/1/2006            75 Current      N               N
17032509                      7.25             1,357.49            7/1/2006            80 Current      N               N
16948077                      6.99             6,207.05            6/1/2006            80 Current      N               N
17053406                      8.99             1,269.16            7/1/2006            80 Current      N               N
17040197                     7.875             1,591.35            6/1/2006         71.33 Current      N               N
17014598                       8.5               733.09            7/1/2006         37.04 Current      N               N
17084450                      6.99             2,260.10            7/1/2006            80 Current      N               N
17081357                     6.875             1,921.20            7/1/2006         74.42 Current      N               N
17091273                     7.375             1,564.67            7/1/2006            75 Current      N               N
17088535                      8.25             1,348.18            7/1/2006            75 Current      N               N
17084476                       7.5               699.21            7/1/2006         42.55 Current      N               N
17053448                      7.75             1,624.45            7/1/2006            75 Current      N               N
17053463                      7.25             1,602.60            7/1/2006            75 Current      N               N
17063025                       8.5               851.11            7/1/2006            50 Current      N               N
17078502                     9.375             1,752.78            7/1/2006            85 Current      N               N
17059528                      8.99             1,723.74            7/1/2006          58.7 Current      N               N
17071085                      8.75             1,562.15            7/1/2006            75 Current      N               N
17071093                      10.5                  622            7/1/2006           100 Current      N               N
17036211                       8.5             2,028.19            6/1/2006            80 Current      N               N
17066150                      8.25             1,254.78            7/1/2006         57.42 Current      N               N
17048133                       8.5             2,057.16            7/1/2006            80 Current      N               N
17091299                      6.99             1,895.37            7/1/2006            75 Current      N               N
17047572                     8.625             1,293.86            7/1/2006            75 Current      N               N
17071101                      7.49             1,304.57            7/1/2006            75 Current      N               N
17059577                      7.99             2,588.76            7/1/2006            75 Current      N               N
17059593                     6.375             1,960.35            7/1/2006            80 Current      N               N
17068529                       7.5             1,748.04            7/1/2006         65.45 Current      N               N
17080573                      6.99             1,624.69            7/1/2006         74.99 Current      N               N
17068552                      7.75             1,636.78            7/1/2006            80 Current      N               N
17067810                      11.5               641.49            7/1/2006           100 Current      N               N
17087602                       7.5             2,568.83            7/1/2006            80 Current      N               N
17071143                      6.99             1,476.10            7/1/2006            80 Current      N               N
17062332                      7.99             2,948.30            7/1/2006            75 Current      N               N
17053588                      7.99             2,583.43            7/1/2006            80 Current      N               N
17059627                       9.5               425.28            7/1/2006           100 Current      N               N
17063074                     9.625               360.71            7/1/2006           100 Current      N               N
17075342                      7.75             4,051.96            7/1/2006            80 Current      N               N
17059635                       7.5             1,553.73            7/1/2006            75 Current      N               N
17078577                      8.75             1,891.31            7/1/2006            75 Current      N               N
17088592                      6.99             2,952.20            7/1/2006            80 Current      N               N
17099953                      7.25             2,508.85            7/1/2006            80 Current      N               N
17071986                      6.75             1,241.22            7/1/2006         74.73 Current      N               N
17068628                      9.99               606.58            7/1/2006           100 Current      N               N
17088618                      6.99             1,274.23            7/1/2006            75 Current      N               N
17088626                      9.99               591.73            7/1/2006           100 Current      N               N
17072018                      7.49             1,643.73            7/1/2006         74.99 Current      N               N
17075375                       8.5             2,705.46            7/1/2006            75 Current      N               N
17081456                      7.25             1,696.87            7/1/2006          43.2 Current      N               N
17096785                      6.99             1,507.16            7/1/2006            75 Current      N               N
17092347                      7.99             1,638.52            7/1/2006            75 Current      N               N
17080615                      6.99             1,141.18            7/1/2006         74.99 Current      N               N
17092362                      8.99             2,044.08            7/1/2006            80 Current      N               N
16973562                     7.875             1,799.90            7/1/2006            75 Current      N               N
17084575                      6.99             2,352.08            7/1/2006            75 Current      N               N
17092370                      7.99             1,746.38            7/1/2006            75 Current      N               N
17095761                      6.99             2,100.89            7/1/2006            75 Current      N               N
17092396                      7.99             1,369.71            7/1/2006            80 Current      N               N
17080631                     7.375             2,753.33            7/1/2006            80 Current      N               N
17078593                      7.99             1,106.73            7/1/2006            80 Current      N               N
17095803                      7.99             1,632.70            7/1/2006            80 Current      N               N
17081464                     6.875             2,401.50            7/1/2006            80 Current      N               N
17091331                     8.375             1,515.01            7/1/2006            80 Current      N               N
17075433                       8.5             3,062.20            7/1/2006            95 Current      N               N
17087628                     6.125             1,509.13            7/1/2006            75 Current      N               N
17092412                      8.25             1,767.49            7/1/2006            75 Current      N               N
17096827                     6.625             2,400.10            7/1/2006         76.39 Current      N               N
17081522                      6.99             3,142.20            7/1/2006            80 Current      N               N
17096835                       7.5             1,139.65            7/1/2006         52.58 Current      N               N
17092438                      7.99               924.56            7/1/2006          70.5 Current      N               N
16973661                      6.75             2,283.08            7/1/2006            75 Current      N               N
17092446                     7.875             1,676.52            7/1/2006            80 Current      N               N
17096900                     7.625             1,707.93            7/1/2006            80 Current      N               N
17096926                      8.25             1,529.70            7/1/2006         56.36 Current      N               N
17096934                      7.75             3,027.67            7/1/2006            80 Current      N               N
16973703                     8.875             2,355.11            7/1/2006            80 Current      N               N
16795213                      7.25             1,268.75            6/1/2006         72.41 Current      N               N
16823809                       9.5             1,185.60            6/1/2006          61.3 Current      N               N
16954190                        12               416.01            6/1/2006           100 Current      N               N
16972572                        12               335.83            7/1/2006           100 Current      N               N
16934952                     8.125             1,062.40            6/1/2006            75 Current      N               N
17086117                      8.25             1,092.64            7/1/2006         65.96 Current      N               N
17065632                     9.875             1,153.17            7/1/2006            80 Current      N               N
17066309                     8.625             1,468.21            7/1/2006            80 Current      N               N
17097767                     8.625             1,057.11            7/1/2006            80 Current      N               N
16990350                      8.25             2,112.42            7/1/2006            85 Current      N               N
17072919                     7.375             1,473.57            7/1/2006            75 Current      N               N
17068701                      11.5               465.44            7/1/2006           100 Current      N               N
16974917                      8.25             1,426.22            7/1/2006            80 Current      N               N
16997793                     8.875             1,794.24            7/1/2006            75 Current      N               N
17097858                      8.99             1,406.83            7/1/2006         53.11 Current      N               N
17075441                       8.5             3,406.77            7/1/2006            80 Current      N               N
17085572                     7.625             1,290.31            7/1/2006            75 Current      N               N
17083387                     7.875               507.55            8/1/2006         63.64 Current      N               N
17084658                      8.75               991.24            7/1/2006            90 Current      N               N
16979924                         9               742.13            7/1/2006            80 Current      N               N
16994170                     8.375             1,352.93            7/1/2006         67.17 Current      N               N
16994188                      6.95               828.96            7/1/2006            80 Current      N               N
16994253                         8             1,467.53            7/1/2006            80 Current      N               N
16983090                     7.375             1,084.45            7/1/2006         26.56 Current      N               N
16983124                     7.875               681.57            7/1/2006         78.33 Current      N               N
16979965                      7.25               760.63            7/1/2006         67.99 Current      N               N
16979973                      9.25               453.29            7/1/2006            95 Current      N               N
16983165                     7.125             1,072.53            7/1/2006            75 Current      N               N
16994394                         7               640.19            7/1/2006         70.71 Current      N               N
16757791                      7.75             2,256.70            6/1/2006         82.89 Current      N               N
16783078                     9.375               636.29            7/1/2006         77.27 Current      N               N
17020280                      7.99             1,028.13            6/1/2006            75 Current      N               N
17068750                     9.875               282.02            7/1/2006           100 Current      N               N
17059676                     9.125             1,638.35            7/1/2006            95 Current      N               N
17047747                         8               722.76            7/1/2006         42.83 Current      N               N
17075458                       8.5             1,245.89            7/1/2006            80 Current      N               N
17055500                      7.75             1,278.08            7/1/2006         69.99 Current      N               N
17097056                      8.75             1,145.57            7/1/2006         60.39 Current      N               N
16980708                       7.5             1,674.62            7/1/2006         35.48 Current      N               N
17074535                     11.75               385.46            7/1/2006         99.98 Current      N               N
17080664                       7.5                927.7            7/1/2006         52.88 Current      N               N
16977076                       9.5             1,404.23            7/1/2006          83.5 Current      N               N
17077850                     10.75               510.97            7/1/2006        103.11 Current      N               N
17065830                         9               280.78            7/1/2006           100 Current      N               N
17074600                     7.875               732.32            7/1/2006         63.13 Current      N               N
17058793                    11.625               359.94            7/1/2006           100 Current      N               N
17074626                     9.625               282.83            7/1/2006         95.83 Current      N               N
17095886                      8.25               896.96            7/1/2006            80 Current      N               N
17097106                     6.999             1,309.18            7/1/2006            80 Current      N               N
17068008                      10.5               288.52            7/1/2006         99.99 Current      N               N
17092545                     7.875             1,419.64            7/1/2006            75 Current      N               N
17097148                     7.999             1,131.16            7/1/2006         84.62 Current      N               N
17081621                    11.625               449.63            7/1/2006         99.99 Current      N               N
17084765                       7.5             1,293.55            7/1/2006         66.79 Current      N               N
17097155                     7.999               699.26            7/1/2006         66.23 Current      N               N
17092578                    10.375               349.76            7/1/2006        100.31 Current      N               N
16973802                       7.5             1,846.35            7/1/2006            80 Current      N               N
16977134                     7.999             2,941.38            7/1/2006            95 Current      N               N
16824997                      6.25             2,411.51            6/1/2006            75 Current      N               N
17010323                     7.625             1,750.63            6/1/2006         79.99 Current      N               N
16876294                     11.75               441.62            7/1/2006           100 Current      N               N
17024183                      7.75             1,505.49            6/1/2006         79.99 Current      N               N
17015793                     8.375               717.49            6/1/2006            80 Current      N               N
17019464                      7.75             1,127.62            6/1/2006         79.99 Current      N               N
16939779                     12.25               318.89            6/1/2006           100 Current      N               N
16935132                     12.25               533.37            8/1/2006         99.98 Current      N               N
16975948                      8.25             1,041.21            7/1/2006            90 Current      N               N
16977209                     7.875               823.14            7/1/2006            75 Current      N               N
16977225                       7.5               971.08            7/1/2006            75 Current      N               N
16979791                     7.375             1,201.82            7/1/2006            80 Current      N               N
17074691                     7.625             1,746.03            7/1/2006            80 Current      N               N
16977241                     7.375             1,627.95            7/1/2006            80 Current      N               N
16977266                     7.625             1,274.03            7/1/2006         69.23 Current      N               N
16977274                       7.5               901.16            7/1/2006            80 Current      N               N
17064361                      7.75             1,170.27            7/1/2006            80 Current      N               N
17070715                     9.375             1,290.16            7/1/2006            80 Current      N               N
16977290                      6.75               746.84            7/1/2006         74.99 Current      N               N
17075524                         7             1,170.62            7/1/2006            80 Current      N               N
17082322                      7.99             1,144.64            7/1/2006            80 Current      N               N
16975138                       7.5             1,157.55            7/1/2006         79.99 Current      N               N
16977316                      7.75             1,050.31            7/1/2006            80 Current      N               N
17089012                     7.375             1,353.72            7/1/2006            80 Current      N               N
16977332                      6.99               779.46            7/1/2006            80 Current      N               N
16977373                      7.25             1,093.84            7/1/2006            75 Current      N               N
16975997                     7.875             1,270.91            7/1/2006            80 Current      N               N
16976011                     9.625             1,320.25            7/1/2006            80 Current      N               N
16975153                      7.75               952.68            7/1/2006            80 Current      N               N
16980773                     8.125                980.1            7/1/2006            80 Current      N               N
16977415                     7.875             1,730.61            7/1/2006            80 Current      N               N
16977498                      7.25             1,231.17            7/1/2006         79.99 Current      N               N
17094582                     9.125               373.86            7/1/2006        100.48 Current      N               N
16979577                      7.75             1,301.00            7/1/2006            80 Current      N               N
16947251                     12.25               502.51            6/1/2006         99.96 Current      N               N
17052770                       7.5             1,041.00            7/1/2006            75 Current      N               N
17059833                     7.375             1,045.03            7/1/2006         77.81 Current      N               N
17059841                     7.375               963.55            7/1/2006         63.19 Current      N               N
16977720                      8.75             1,026.64            7/1/2006            90 Current      N               N
17075540                     9.375             1,220.18            7/1/2006            90 Current      N               N
16977746                     7.625             1,129.86            7/1/2006            80 Current      N               N
16973935                     8.875               795.51            7/1/2006         72.29 Current      N               N
17022260                         8             4,773.33            6/1/2006            80 Current      N               N
17005885                     7.375             1,491.86            6/1/2006          67.5 Current      N               N
17053935                         8             1,895.77            7/1/2006         75.12 Current      N               N
17072141                     7.875             1,418.96            7/1/2006         74.99 Current      N               N
17051608                       7.5             4,145.85            7/1/2006         67.74 Current      N               N
17026311                      7.75             1,466.17            7/1/2006         67.69 Current      N               N
16977761                     9.125               406.82            7/1/2006         71.43 Current      N               N
17063637                     7.125             2,131.14            7/1/2006            75 Current      N               N
17072471                     8.375             1,124.91            7/1/2006            80 Current      N               N
17084948                     7.625             1,129.86            7/1/2006            80 Current      N               N
17053687                     7.375             1,105.08            7/1/2006            80 Current      N               N
16973968                       7.5             1,050.00            7/1/2006            75 Current      N               N
17075557                     7.125             1,221.11            7/1/2006            75 Current      N               N
17075565                       9.5                362.5            7/1/2006           100 Current      N               N
17072489                     9.125             1,264.43            7/1/2006            75 Current      N               N
17056938                     7.625             1,452.39            7/1/2006         55.46 Current      N               N
17075599                       8.5             1,225.73            7/1/2006            80 Current      N               N
16977779                     7.625             1,653.41            7/1/2006            80 Current      N               N
17089491                     8.625             1,927.02            7/1/2006            75 Current      N               N
16973984                     8.375             1,231.32            7/1/2006            75 Current      N               N
17081761                     7.999             1,232.61            7/1/2006         71.49 Current      N               N
17099029                     8.375             1,429.26            7/1/2006         79.68 Current      N               N
17099037                     7.625             1,231.68            7/1/2006            75 Current      N               N
17097320                     6.999             1,230.66            7/1/2006         79.62 Current      N               N
16974008                      7.99             1,312.36            7/1/2006            90 Current      N               N
16974016                     8.375             1,549.67            7/1/2006            75 Current      N               N
17097338                      7.75               952.83            7/1/2006         68.21 Current      N               N
16974032                     7.375             1,786.15            7/1/2006            80 Current      N               N
16974073                     7.999             1,409.82            7/1/2006            90 Current      N               N
17097353                     6.625             1,126.95            7/1/2006            80 Current      N               N
17036807                     8.375             1,755.39            7/1/2006         74.99 Current      N               N
16831356                     7.875             1,481.65            6/1/2006            80 Current      N               N
16938862                     6.875               602.57            6/1/2006            80 Current      N               N
16938946                     8.875               795.64            6/1/2006            80 Current      N               N
17077058                     9.375             1,540.67            7/1/2006            70 Current      N               N
16935355                    11.625               371.94            6/1/2006           100 Current      N               N
17069907                     7.875               978.12            7/1/2006         89.99 Current      N               N
17064031                     10.25             1,371.03            7/1/2006            90 Current      N               N
17060559                     7.625             1,472.43            7/1/2006         74.99 Current      N               N
17073081                    11.625               301.32            7/1/2006           100 Current      N               N
16986549                     8.625             2,053.36            7/1/2006            80 Current      N               N
17083551                      7.99                868.2            7/1/2006          74.4 Current      N               N
17060690                     9.125             1,471.86            7/1/2006            90 Current      N               N
16983538                      8.75               990.53            7/1/2006            90 Current      N               N
17091448                       7.5             1,027.85            7/1/2006            70 Current      N               N
17061060                      8.25               578.48            7/1/2006         46.67 Current      N               N
17064122                     9.625               925.64            7/1/2006            90 Current      N               N
17082819                     9.375             1,831.76            7/1/2006            90 Current      N               N
17072737                         8             1,367.74            7/1/2006            80 Current      N               N
17091463                     7.875             1,324.99            7/1/2006            80 Current      N               N
17072760                       8.5               590.84            7/1/2006            48 Current      N               N
17086588                      8.25               796.34            7/1/2006          42.4 Current      N               N
17082918                      8.75               735.17            7/1/2006            70 Current      N               N
17083593                      9.75             1,592.34            7/1/2006            90 Current      N               N
16980971                      7.99             1,071.85            7/1/2006            80 Current      N               N
16975245                     8.625             3,173.38            7/1/2006            80 Current      N               N
17089111                     10.75             1,175.45            7/1/2006            95 Current      N               N
17077298                     7.875             1,047.83            7/1/2006         71.76 Current      N               N
16977837                     7.625               925.17            7/1/2006            80 Current      N               N
17086794                     8.875             1,575.19            7/1/2006            95 Current      N               N
16977852                     7.875               788.88            7/1/2006            80 Current      N               N
17083817                       7.5             1,230.62            7/1/2006            80 Current      N               N
16983637                     7.625             1,158.77            7/1/2006            80 Current      N               N
17090838                      9.25             1,003.25            7/1/2006            90 Current      N               N
16980302                     6.875               734.85            7/1/2006            80 Current      N               N
16980310                      9.75               248.87            7/1/2006           100 Current      N               N
17091588                      8.75             1,421.60            7/1/2006            90 Current      N               N
17086893                     10.75             1,402.88            7/1/2006            90 Current      N               N
16980328                     6.875               849.67            7/1/2006            75 Current      N               N
16977894                     7.375             1,492.71            7/1/2006         77.48 Current      N               N
16983710                         9             1,104.26            7/1/2006            95 Current      N               N
16977936                      8.25             1,292.18            7/1/2006            80 Current      N               N
16980377                     10.25             1,568.18            7/1/2006           100 Current      N               N
17093089                     9.375             1,006.46            7/1/2006            90 Current      N               N
17093097                     8.875               745.92            7/1/2006            75 Current      N               N
17093139                      9.25               658.14            7/1/2006           100 Current      N               N
16983827                       8.5               945.76            7/1/2006           100 Current      N               N
16977951                     8.875             1,100.54            7/1/2006            80 Current      N               N
16977985                     9.999             1,096.87            7/1/2006           100 Current      N               N
17093196                     8.875             1,432.16            7/1/2006            90 Current      N               N
16981169                       9.5             2,029.74            7/1/2006           100 Current      N               N
16790198                         7               515.61            6/1/2006            50 Current      N               N
16792673                      7.75               674.44            6/1/2006            80 Current      N               N
16782906                     9.625             3,065.68            5/1/2006         76.18 Current      N               N
16810046                     9.125               829.91            6/1/2006           100 Current      N               N
16803033                      6.99             2,730.47            6/1/2006            75 Current      N               N
16810954                      7.99                493.1            7/1/2006         50.74 Current      N               N
17061755                      7.75             1,166.27            7/1/2006         50.43 Current      N               N
16956658                    12.365               384.06            6/1/2006           100 Current      N               N
17046392                     7.125             1,371.49            7/1/2006            75 Current      N               N
16940264                      7.75             1,306.22            6/1/2006            80 Current      N               N
16945586                      7.75             1,039.65            6/1/2006            80 Current      N               N
16953986                    12.125               412.53            6/1/2006           100 Current      N               N
16946683                    12.125               622.95            7/1/2006           100 Current      N               N
16946709                     11.99                642.4            6/1/2006           100 Current      N               N
17031048                     8.125             1,643.52            7/1/2006            95 Current      N               N
17063314                      7.75               933.02            7/1/2006         63.64 Current      N               N
17046418                       8.5             1,373.37            6/1/2006            80 Current      N               N
17083130                     7.875             1,196.36            7/1/2006            75 Current      N               N
17093477                      6.75               727.92            7/1/2006         64.99 Current      N               N
17030529                     7.125               951.81            7/1/2006            75 Current      N               N
17074014                    11.625               464.46            7/1/2006           100 Current      N               N
17047879                     8.625               816.68            7/1/2006            70 Current      N               N
17065236                      8.25             2,332.68            7/1/2006            90 Current      N               N
17073370                      11.5               460.49            7/1/2006           100 Current      N               N
17083155                     7.875             1,946.93            7/1/2006            80 Current      N               N
17056631                      8.75             2,437.03            7/1/2006            90 Current      N               N
17063710                      8.25             1,318.22            7/1/2006         77.92 Current      N               N
17056946                     8.375             2,502.99            7/1/2006            75 Current      N               N
17085382                     7.875             1,054.59            7/1/2006            80 Current      N               N
17093311                    12.125               397.25            7/1/2006        100.51 Current      N               N
16976425                     7.625             1,460.94            7/1/2006            80 Current      N               N
16976433                    10.125               477.59            7/1/2006           100 Current      N               N
17061078                       7.5             1,202.65            7/1/2006            80 Current      N               N
17082405                     8.625               700.01            7/1/2006            60 Current      N               N
16979593                     7.375               982.38            7/1/2006         57.04 Current      N               N
17055021                      8.75             3,229.82            7/1/2006            95 Current      N               N
17048216                     8.625             1,203.93            7/1/2006            80 Current      N               N
17063348                       8.5               995.98            7/1/2006         61.11 Current      N               N
17055575                     8.125             1,127.85            7/1/2006            70 Current      N               N
17085739                     9.125               288.97            7/1/2006           100 Current      N               N
16980526                     7.125                888.9            7/1/2006            75 Current      N               N
17079732                    11.875                446.8            7/1/2006        100.56 Current      N               N
17061870                    11.875               498.96            7/1/2006           100 Current      N               N
17090184                     8.375             1,823.73            7/1/2006            80 Current      N               N
17061227                     8.625             1,468.21            9/1/2006         39.22 Current      N               N
17042565                     8.125             1,128.60            7/1/2006            80 Current      N               N
16975427                      8.99             1,101.48            7/1/2006            85 Current      N               N
17079047                    11.375                383.3            7/1/2006           100 Current      N               N
17061904                     8.375             1,841.60            7/1/2006         89.95 Current      N               N
17053075                     7.375             1,377.89            7/1/2006            80 Current      N               N
17076167                      6.75             3,910.64            7/1/2006            80 Current      N               N
17080276                     8.375             1,648.60            7/1/2006            90 Current      N               N
17090200                      7.49             1,344.98            7/1/2006            80 Current      N               N
16986440                    12.125               374.54            7/1/2006           100 Current      N               N
17063355                      7.75             1,561.78            7/1/2006         60.56 Current      N               N
17074030                     10.25               542.14            7/1/2006           100 Current      N               N
17073412                    10.125               317.82            7/1/2006           100 Current      N               N
16975443                    11.875               491.72            7/1/2006           100 Current      N               N
17085432                      7.25               978.06            7/1/2006            75 Current      N               N
16975450                      7.75             1,304.56            7/1/2006            75 Current      N               N
16975468                    11.625               638.35            7/1/2006         102.3 Current      N               N
17082249                      7.25             1,357.49            7/1/2006            80 Current      N               N
17082256                     9.125               421.74            7/1/2006           100 Current      N               N
17073438                     10.25               297.95            7/1/2006           100 Current      N               N
17072828                     9.875                  512            7/1/2006           100 Current      N               N
16980567                     7.625             1,392.62            7/1/2006            80 Current      N               N
16980575                    11.875               529.17            7/1/2006           100 Current      N               N
17085770                    11.375               562.98            7/1/2006           100 Current      N               N
17079740                      6.99             1,387.93            7/1/2006            80 Current      N               N
17079757                     9.125               445.01            7/1/2006        101.79 Current      N               N
16975476                      7.25             1,247.98            7/1/2006            80 Current      N               N
16981177                       8.5               928.98            7/1/2006            95 Current      N               N
16986689                      7.99               879.68            7/1/2006            80 Current      N               N
17093337                     8.875             3,564.49            7/1/2006            80 Current      N               N
16974768                     8.375             1,425.14            7/1/2006            75 Current      N               N
17063785                      7.25             1,841.88            7/1/2006         76.06 Current      N               N
16984056                      8.75             1,367.99            7/1/2006         79.99 Current      N               N
17097684                       7.5             1,450.15            7/1/2006            80 Current      N               N
16982878                    11.625               322.84            7/1/2006            95 Current      N               N
16974776                     7.875             1,561.60            7/1/2006         87.83 Current      N               N
17079773                    12.125               491.47            7/1/2006        102.59 Current      N               N
17072208                     8.875             1,397.15            7/1/2006         78.04 Current      N               N
17093519                         9             2,473.75            7/1/2006            90 Current      N               N
17098500                       7.5             1,075.04            7/1/2006            75 Current      N               N
17098518                    10.125                454.5            7/1/2006         103.9 Current      N               N
17093527                         9             2,508.11            7/1/2006            90 Current      N               N
17069253                      7.99             1,976.35            7/1/2006            80 Current      N               N
17082272                      7.75             1,458.84            7/1/2006            90 Current      N               N
17085804                     7.375             1,673.88            7/1/2006            80 Current      N               N
17098583                      8.25             1,110.27            7/1/2006            75 Current      N               N
17098591                    11.625               513.62            7/1/2006           100 Current      N               N
16990590                     7.625             1,445.17            7/1/2006            80 Current      N               N
17093352                        12               501.45            7/1/2006           100 Current      N               N
17085820                      7.99             1,319.52            7/1/2006            80 Current      N               N
17093543                      11.5               493.82            7/1/2006           100 Current      N               N
16981185                     7.875                696.3            7/1/2006         49.05 Current      N               N
17083189                    12.125                504.2            7/1/2006           100 Current      N               N
16994667                         8             1,568.37            7/1/2006            75 Current      N               N
16990616                       8.5             1,043.07            7/1/2006            80 Current      N               N
16975575                     7.875             1,546.73            7/1/2006            80 Current      N               N
17081779                      8.99             1,372.89            7/1/2006            80 Current      N               N
16984072                     8.125                504.9            7/1/2006          46.9 Current      N               N
17080292                     9.125             1,728.97            7/1/2006            85 Current      N               N
16975609                     6.875             1,274.29            7/1/2006            75 Current      N               N
16976441                     6.875                872.4            7/1/2006            80 Current      N               N
17083205                    11.875               604.05            7/1/2006        101.24 Current      N               N
17081787                      8.25             1,295.31            7/1/2006            75 Current      N               N
17098609                    11.875               309.51            7/1/2006           100 Current      N               N
16986457                     8.625             1,633.36            7/1/2006         84.51 Current      N               N
16975641                      6.99             1,004.77            7/1/2006            75 Current      N               N
16981201                         7             1,417.55            7/1/2006            75 Current      N               N
16982944                     7.999             1,210.68            7/1/2006         91.98 Current      N               N
16984080                      7.99               917.71            7/1/2006         42.81 Current      N               N
17093600                        12               345.41            7/1/2006        102.17 Current      N               N
16986788                     7.125             1,835.53            7/1/2006            75 Current      N               N
16975765                     12.25               370.33            7/1/2006           100 Current      N               N
16998064                      8.25             1,579.05            7/1/2006            80 Current      N               N
17089566                     7.875             1,160.11            7/1/2006         71.11 Current      N               N
16986804                      8.25             2,171.19            7/1/2006            80 Current      N               N
16959884                     12.25               276.64            6/1/2006           100 Current      N               N
17047275                     9.125               754.02            7/1/2006           100 Current      N               N
17039827                     9.375             1,287.55            6/1/2006            90 Current      N               N
17056649                      7.75               745.07            7/1/2006         63.41 Current      N               N
17060195                         9               482.77            7/1/2006         42.11 Current      N               N
17068107                      8.75             1,486.86            7/1/2006            90 Current      N               N
16981292                       8.5               971.36            7/1/2006            90 Current      N               N
17067752                       9.5               906.44            7/1/2006            80 Current      N               N
17060203                     8.875             1,113.90            7/1/2006            80 Current      N               N
16978041                     7.875             1,730.38            7/1/2006            80 Current      N               N
17072539                      10.5               799.71            7/1/2006            90 Current      N               N
17060229                     8.625             1,589.02            7/1/2006            90 Current      N               N
17059890                     7.625             1,201.19            7/1/2006            75 Current      N               N
17072257                     8.875               668.34            7/1/2006            80 Current      N               N
17068123                       8.5               749.69            7/1/2006            78 Current      N               N
17068131                      8.75             2,006.09            7/1/2006         54.26 Current      N               N
17075649                     9.875             1,133.19            7/1/2006         89.38 Current      N               N
17060237                      8.25               944.61            7/1/2006            67 Current      N               N
17091018                      7.25               791.32            7/1/2006            80 Current      N               N
17095118                     9.375             1,145.32            7/1/2006            90 Current      N               N
16744351                     10.75               746.79            7/1/2006           100 Current      N               N
16960817                    11.875               260.35            6/1/2006         99.96 Current      N               N
16921504                      8.75             1,153.01            6/1/2006          77.5 Current      N               N
17010885                     7.875               538.64            7/1/2006         54.17 Current      N               N
17041849                     9.875             1,484.20            7/1/2006            90 Current      N               N
17091620                       8.5             1,906.04            7/1/2006            80 Current      N               N
16978298                         7               835.91            7/1/2006         79.49 Current      N               N
16978306                       7.5             1,411.30            7/1/2006            80 Current      N               N
17077546                       7.5               438.41            7/1/2006            95 Current      N               N
16976607                     7.875             2,170.02            7/1/2006         69.03 Current      N               N
17095357                      7.25             1,412.80            7/1/2006            80 Current      N               N
16976623                       9.5             1,752.21            7/1/2006         79.93 Current      N               N
16981557                     8.875             1,529.97            7/1/2006            70 Current      N               N
16984296                     7.999               633.56            7/1/2006            75 Current      N               N
16978421                     8.625               451.12            7/1/2006           100 Current      N               N
16981599                      7.25             1,483.19            7/1/2006            80 Current      N               N
16978454                      8.99               468.68            7/1/2006           100 Current      N               N
17020454                     7.375             2,171.45            6/1/2006            75 Current      N               N
17072554                     7.749             1,809.18            7/1/2006            75 Current      N               N
17095431                     7.625             1,453.38            7/1/2006            75 Current      N               N
17089137                     7.999             1,727.58            7/1/2006         74.99 Current      N               N
17072570                     7.375             1,330.04            7/1/2006            75 Current      N               N
17036369                     8.999             2,376.16            6/1/2006            75 Current      N               N
17076068                     9.625               436.13            7/1/2006           100 Current      N               N
17066606                     7.125             1,187.29            7/1/2006         65.38 Current      N               N
17089590                     7.625             1,216.57            7/1/2006            80 Current      N               N
17054156                       7.5             2,724.20            7/1/2006            80 Current      N               N
17057100                      7.75             1,624.45            7/1/2006            75 Current      N               N
17089178                      8.25             1,459.21            7/1/2006            75 Current      N               N
17085267                      7.75             1,759.40            7/1/2006            80 Current      N               N
17085275                     6.999             2,880.48            7/1/2006            75 Current      N               N
17082157                         7             1,166.05            7/1/2006            75 Current      N               N
17095456                     7.125             1,170.04            7/1/2006            75 Current      N               N
17075730                     8.125             1,329.69            7/1/2006            75 Current      N               N
17075748                    10.375               560.16            7/1/2006           100 Current      N               N
16974156                      6.75             1,316.65            7/1/2006            75 Current      N               N
17089616                      7.25             1,555.46            7/1/2006            75 Current      N               N
16978512                      7.25               962.07            7/1/2006            80 Current      N               N
17096066                       7.5             1,711.37            7/1/2006         74.99 Current      N               N
17097460                     8.125             1,601.89            7/1/2006            80 Current      N               N
16978538                     7.999             1,048.89            7/1/2006         79.27 Current      N               N
17099441                     8.625             1,788.27            7/1/2006            80 Current      N               N
15444599                     6.125             1,822.83            6/1/2006           100 Current      N               N
15819618                        10               598.94            6/1/2006            65 Current      N               N
15819634                      9.95               611.72            6/1/2006         57.85 Current      N               N
15819642                      9.95               608.22            6/1/2006            60 Current      N               N
15819659                      7.99             2,025.10            6/1/2006            65 Current      N               N
15819667                      9.95               743.89            6/1/2006         72.45 Current      N               N
15819675                         9             1,095.90            6/1/2006            60 Current      N               N
15819725                      9.25             1,117.19            6/1/2006            70 Current      N               N
15819733                       9.5             1,380.26            6/1/2006            70 Current      N               N
15819741                      8.99               911.63            6/1/2006         65.93 Current      N               N
15819758                      9.75               644.37            6/1/2006            50 Current      N               N
15819766                       9.9             2,913.40            6/1/2006         53.57 Current      N               N
15819774                      9.25             1,641.24            6/1/2006            70 Current      N               N
15819782                      8.95             1,926.47            6/1/2006            65 Current      N               N
15819790                      7.49             1,393.57            6/1/2006            70 Current      N               N
15819808                       8.5             2,906.49            7/1/2006            60 Current      N               N
15819816                       9.5               792.51            6/1/2006            65 Current      N               N
15819824                       9.9             1,174.76            6/1/2006            60 Current      N               N
15819840                      9.95               701.29            6/1/2006            75 Current      N               N
15819857                         9             1,599.19            6/1/2006            75 Current      N               N
15819873                      7.99               821.04            6/1/2006            70 Current      N               N
15819881                       9.5               706.32            7/1/2006            70 Current      N               N
15819907                       8.3               996.32            6/1/2006         58.67 Current      N               N
15819915                      8.95             1,592.04            6/1/2006         74.16 Current      N               N
15819923                       9.5             1,109.93            6/1/2006            55 Current      N               N
15819931                      9.95             1,124.68            6/1/2006            65 Current      N               N
15819956                       8.5             2,760.40            6/1/2006         66.48 Current      N               N
15819964                         9               777.27            6/1/2006            70 Current      N               N
15819972                      8.25             2,967.50            6/1/2006          68.1 Current      N               N
15819980                      8.75               991.24            6/1/2006         48.09 Current      N               N
15820012                      8.99             1,246.05            6/1/2006         44.41 Current      N               N
15820038                         9               965.55            6/1/2006         66.67 Current      N               N
15820046                      7.75             1,010.14            6/1/2006         43.12 Current      N               N
15820061                      8.75             2,918.66            6/1/2006            70 Current      N               N
15820079                      9.25             1,264.86            6/1/2006         73.21 Current      N               N
15820087                       9.5             1,639.67            6/1/2006         59.09 Current      N               N
15820103                      8.75             1,316.15            6/1/2006            70 Current      N               N
15820111                       9.2             2,371.16            6/1/2006         68.93 Current      N               N
15820129                         8             2,091.23            6/1/2006            60 Current      N               N
15820160                         8             1,724.35            6/1/2006         58.75 Current      N               N
15820178                      8.99             1,080.45            6/1/2006            70 Current      N               N
15820202                      9.25             1,737.90            6/1/2006         64.02 Current      N               N
15820210                       9.5             1,442.06            6/1/2006            70 Current      N               N
15820251                      8.95             2,443.13            6/1/2006            61 Current      N               N
15820269                      7.99             1,643.90            6/1/2006            65 Current      N               N
15820285                         8             1,717.01            6/1/2006         65.92 Current      N               N
15820293                       7.5             1,293.55            6/1/2006         49.33 Current      N               N
15820301                      8.95             1,327.70            7/1/2006            65 Current      N               N
15820319                       8.5               645.89            6/1/2006            56 Current      N               N
15820327                         8                858.5            7/1/2006            45 Current      N               N
15820335                      8.99               627.04            6/1/2006            65 Current      N               N
15820343                      9.25               806.22            6/1/2006            70 Current      N               N
15820350                       8.5             1,038.03            6/1/2006         72.97 Current      N               N
15820368                      9.95             2,687.18            6/1/2006            75 Current      N               N
15820376                         9             1,030.72            6/1/2006            70 Current      N               N
15820384                      8.99             1,678.55            6/1/2006            36 Current      N               N
15820400                      8.95             1,413.01            6/1/2006            70 Current      N               N
15820418                      8.25             2,392.78            6/1/2006            65 Current      N               N
15830664                       8.6               558.73            6/1/2006            24 Current      N               N
15830672                      9.95               862.52            6/1/2006            70 Current      N               N
15830680                       9.5             1,776.30            6/1/2006            65 Current      N               N
15830722                         7             1,816.28            7/1/2006            70 Current      N               N
15830748                      8.95             1,626.09            6/1/2006            70 Current      N               N
15830755                         9             2,407.83            7/1/2006         56.46 Current      N               N
15830789                      8.25             2,689.53            6/1/2006          66.3 Current      N               N
15830797                      7.35             1,446.84            6/1/2006         36.84 Current      N               N
15830805                      8.95             2,258.90            6/1/2006            60 Current      N               N
15830862                       8.5               768.91            7/1/2006         40.82 Current      N               N
15830870                      10.5               548.84            6/1/2006            60 Current      N               N
15830904                         9             1,548.90            6/1/2006            70 Current      N               N
15830995                         9             1,880.81            6/1/2006            55 Current      N               N
15831027                      8.99             2,325.29            6/1/2006         65.74 Current      N               N
15831035                      9.99             1,749.28            6/1/2006            70 Current      N               N
15831043                      9.25             2,245.90            6/1/2006            70 Current      N               N
15831076                      8.25             1,577.66            6/1/2006            70 Current      N               N
15831092                       8.9             1,674.62            6/1/2006            70 Current      N               N
15831100                      10.5             1,413.27            6/1/2006         72.54 Current      N               N
15831118                      8.99             2,323.28            6/1/2006         62.83 Current      N               N
11607991                     8.375             1,454.31            6/1/2006         85.18 Current      N               N
15466253                     4.875             1,229.35            5/1/2006         89.99 Current      N               N
15468465                       6.5             1,422.15            6/1/2006          37.5 Current      N               N
15468564                     6.625               678.73            6/1/2006            50 Current      N               N
5065933                          9               651.74           6/27/2006         95.29 Current      N               N
5069034                          8               533.26           6/25/2006         98.21 Current      N               N
5068192                        9.9               329.34           6/20/2006         88.94 Current      N               N
5069075                          8               308.72            7/1/2006         90.91 Current      N               N
5069059                          8               308.73            6/1/2006         88.89 Current      N               N
15457682                      5.99             2,565.72            6/1/2006            70 Current      N               N
15640790                         9               402.31            6/1/2006         27.17 Current      N               N
15774599                     6.825                564.7            6/1/2006            80 Current      N               N
15774607                     10.95               204.89            6/1/2006           100 Current      N               N
15819378                     7.475               871.88            6/1/2006         79.11 Current      N               N
15774631                      9.55               886.73            5/1/2006         48.61 Current      N               N
15819386                      7.85                759.5            7/1/2006         58.33 Current      N               N
15819394                      9.85             1,575.31            7/1/2006            90 Current      N               N
15819402                      9.99             1,378.82            7/1/2006            85 Current      N               N
15819410                     6.875             1,215.32            6/1/2006         62.29 Current      N               N
15819428                     7.075             1,201.60            7/1/2006            75 Current      N               N
15819436                      7.42             2,140.67            6/1/2006         68.55 Current      N               N
15668122                     6.999             3,405.05            7/1/2006           100 Current      N               N
15773468                      8.99                772.9            5/1/2006            85 Current      N               N
15668759                      7.22             2,549.90            7/1/2006           100 Current      N               N
15773567                      8.85             1,959.91            7/1/2006           100 Current      N               N
15773583                      6.94               997.05            6/1/2006         75.61 Current      N               N
15812860                       7.5             1,164.79            6/1/2006         58.03 Current      N               N
15819444                      7.59             3,456.40            6/1/2006         65.77 Current      N               N
15819469                      6.43             1,626.25            6/1/2006         69.77 Current      N               N
15819477                     7.625             2,831.17            7/1/2006         32.79 Current      N               N
15819485                      7.55               934.51            6/1/2006            95 Current      N               N
15819493                       7.1             1,999.30            6/1/2006            85 Current      N               N
15819501                      8.67             1,678.62            6/1/2006            90 Current      N               N
15819519                      6.18                782.8            7/1/2006            80 Current      N               N
15814890                       8.4             1,213.23            6/1/2006            65 Current      N               N
15819535                      9.15             1,315.32            7/1/2006            80 Current      N               N
15819543                     12.79               457.72            7/1/2006           100 Current      N               N
15819550                      6.99             4,485.25            6/1/2006            70 Current      N               N
15819568                     7.259             3,310.10            7/1/2006            90 Current      N               N
15819576                       6.9             1,188.77            6/1/2006            95 Current      N               N
15815384                      8.59             1,559.52            6/1/2006            90 Current      N               N
15819584                       7.2             1,018.18            6/1/2006         69.77 Current      N               N
15819592                      7.75             1,725.87            6/1/2006            66 Current      N               N
15819600                     10.54             2,064.90            7/1/2006            75 Current      N               N
15833452                      7.65             1,387.20            7/1/2006            80 Current      N               N
15833460                      7.99             2,139.25            6/1/2006            80 Current      N               N
15833478                     12.99               851.17            6/1/2006           100 Current      N               N
15833502                      8.29             1,212.56            6/1/2006         69.91 Current      N               N
15833510                       7.5             1,174.68            6/1/2006            70 Current      N               N
15833528                      7.99             1,375.23            6/1/2006         64.92 Current      N               N
15833536                      6.25               527.67           6/15/2006         69.11 Current      N               N
15833544                      7.99             1,986.45            6/1/2006         41.15 Current      N               N
15833551                      8.79             1,008.86            6/1/2006            95 Current      N               N
15833569                       7.4               948.71            6/1/2006         87.31 Current      N               N
15833577                      6.65             2,090.24            7/1/2006            55 Current      N               N
15833593                       6.8             1,017.00            6/1/2006         50.32 Current      N               N
15833601                      7.95             1,022.39            6/1/2006         58.33 Current      N               N
15833619                      7.85             2,050.65            7/1/2006            90 Current      N               N
15833627                      7.25             1,919.78            7/1/2006          73.1 Current      N               N
15833635                      7.75             1,690.02            6/1/2006         78.63 Current      N               N
15833643                       7.5             1,398.43            6/1/2006         69.69 Current      N               N
15833676                      6.99             1,382.43            7/1/2006          67.1 Current      N               N
15833692                      7.25               927.76            7/1/2006            80 Current      N               N
15833726                       7.7             2,045.31            7/1/2006            85 Current      N               N
15833742                      6.89             3,519.93            6/1/2006         78.68 Current      N               N
15833759                      7.45             2,435.28            6/1/2006         60.87 Current      N               N
15833767                       7.5             1,737.31            7/1/2006            80 Current      N               N
15833775                       7.3             3,160.48            6/1/2006          68.3 Current      N               N
15833783                       7.2                963.6            6/1/2006           100 Current      N               N
15833791                       9.4               800.23            6/1/2006            80 Current      N               N
15833809                      7.09             1,503.84            6/1/2006         77.51 Current      N               N
15833817                      7.49             1,285.29            6/1/2006            80 Current      N               N
15833825                      6.45               509.31            8/1/2006          58.7 Current      N               N
15833833                      8.89             1,991.80            6/1/2006         79.62 Current      N               N
15833841                      7.65               669.18            7/1/2006         59.17 Current      N               N
15833858                      7.79             1,136.63            6/1/2006            75 Current      N               N
15833866                     11.25               541.48            6/1/2006           100 Current      N               N
15833890                      7.85             1,182.73            6/1/2006            80 Current      N               N
15833908                     11.75               456.25            6/1/2006           100 Current      N               N
15833916                       7.1             1,209.66            6/1/2006         52.94 Current      N               N
15833924                       8.5             1,565.42            6/1/2006           100 Current      N               N
15833932                      6.95             1,390.00            6/1/2006            80 Current      N               N
15833940                     6.875             2,816.91            7/1/2006         50.44 Current      N               N
15833965                       7.7             1,379.44            6/1/2006         73.21 Current      N               N
15833973                      7.99             1,088.52            6/1/2006            80 Current      N               N
15833981                      7.67             1,341.34            7/1/2006         78.43 Current      N               N
15833999                      7.25             1,045.78            7/1/2006            73 Current      N               N
15834005                      6.85             1,151.98            6/1/2006            70 Current      N               N
15834013                      7.58             1,247.32            6/1/2006         68.08 Current      N               N
15834021                      7.02             1,391.96            7/1/2006            80 Current      N               N
15834039                      7.99             1,228.46            6/1/2006            90 Current      N               N
15834047                      6.69             2,062.75            7/1/2006           100 Current      N               N
15834054                      7.95             1,986.37            6/1/2006            85 Current      N               N
15834062                      7.89             1,882.44            7/1/2006            85 Current      N               N
15834070                      6.99             1,395.73            7/1/2006         34.15 Current      N               N
15834088                      7.99             2,272.51            6/1/2006          36.9 Current      N               N
15834104                       8.8             2,717.82            6/1/2006         84.99 Current      N               N
15834120                      8.29             1,583.57            6/1/2006            75 Current      N               N
15834138                      7.65             2,864.10            6/1/2006            80 Current      N               N
15834146                      7.71             1,070.48            7/1/2006         70.75 Current      N               N
15834153                       7.7             1,668.33            7/1/2006            90 Current      N               N
15834179                       8.8             1,580.55            7/1/2006         75.47 Current      N               N
15834187                      8.99               940.57            6/1/2006         63.24 Current      N               N
15834203                       7.5             1,433.39            6/1/2006         79.15 Current      N               N
15834211                      7.39             2,044.57            6/1/2006            80 Current      N               N
15834229                       7.3             1,393.08            6/1/2006           100 Current      N               N
15834237                      7.35                808.3            7/1/2006           100 Current      N               N
15834245                      7.59             1,409.23            6/1/2006            80 Current      N               N
15834252                      7.18               667.27            6/1/2006           100 Current      N               N
15834260                      7.65               918.82            7/1/2006         86.33 Current      N               N
15834278                       6.4             3,127.53            6/1/2006            25 Current      N               N
15834286                      8.35             1,220.88            6/1/2006            70 Current      N               N
15834302                      7.43             1,579.82            6/1/2006         79.82 Current      N               N
15834310                      7.65               888.78            6/1/2006            95 Current      N               N
15834328                      7.75             2,063.27            7/1/2006            80 Current      N               N
15834344                      7.95               664.56            6/1/2006         99.45 Current      N               N
15834351                      7.99             1,425.08            6/1/2006            80 Current      N               N
15834377                      6.85               600.52            6/1/2006            80 Current      N               N
15834385                      7.55               801.01            6/1/2006            95 Current      N               N
15834393                       7.6               665.47            6/1/2006          62.5 Current      N               N
15834401                      6.75             2,362.50            6/1/2006         63.64 Current      N               N
15834435                     7.125             1,751.67            6/1/2006         60.47 Current      N               N
15834468                       9.1             1,840.55            6/1/2006            90 Current      N               N
15834484                      6.98             1,140.07            6/1/2006            80 Current      N               N
15834492                     11.59               488.61            6/1/2006           100 Current      N               N
15834518                       7.2             1,416.00            6/1/2006            80 Current      N               N
15834534                       7.4             1,384.76            6/1/2006            50 Current      N               N
15834542                     6.375             2,495.48            7/1/2006            50 Current      N               N
15834559                      7.95             1,313.97            6/1/2006         36.75 Current      N               N
15834567                      7.79             1,337.67            6/1/2006         45.37 Current      N               N
15834575                      6.75               693.86            7/1/2006         54.76 Current      N               N
15834583                      6.89             2,154.73            6/1/2006         68.95 Current      N               N
15834591                      7.35             1,175.60            6/1/2006            80 Current      N               N
15834609                     10.99               456.66            6/1/2006           100 Current      N               N
15834617                      7.99             2,076.74            6/1/2006         92.57 Current      N               N
15834641                      6.49               703.08            7/1/2006         44.83 Current      N               N
15834658                       6.5             1,365.00            7/1/2006            80 Current      N               N
15834674                       7.4             1,333.92            7/1/2006         41.41 Current      N               N
15834690                      6.55             1,179.00            6/1/2006            80 Current      N               N
15834732                       6.5             1,005.33            6/1/2006            80 Current      N               N
15834740                      7.99             1,744.70            6/1/2006         83.51 Current      N               N
15834765                      8.99             1,736.43            6/1/2006         75.79 Current      N               N
15834773                       7.5               949.61            6/1/2006           100 Current      N               N
15834781                     6.875             1,215.32            6/1/2006         69.81 Current      N               N
15834799                       6.8               826.32            6/1/2006            65 Current      N               N
15834807                      7.95             1,936.37            6/1/2006            80 Current      N               N
15834831                      6.65               577.77            6/1/2006         47.12 Current      N               N
15834849                      6.65             1,007.88            7/1/2006         65.42 Current      N               N
15834856                      6.35             1,680.04            6/1/2006            72 Current      N               N
15834864                      8.99             1,045.07            6/1/2006         77.84 Current      N               N
15834872                      6.99               977.01            6/1/2006         54.44 Current      N               N
15834880                       7.1               938.97            7/1/2006           100 Current      N               N
15834898                      7.15             1,384.58            7/1/2006           100 Current      N               N
15834906                      7.24             1,411.80            6/1/2006            90 Current      N               N
15834914                      6.99             1,428.25            7/1/2006         91.38 Current      N               N
15834922                       7.5               894.99            6/1/2006           100 Current      N               N
15834930                      7.99             2,188.21            7/1/2006           100 Current      N               N
15834948                      7.59             1,675.30            6/1/2006            95 Current      N               N
15834955                      6.69               812.21            6/1/2006         62.38 Current      N               N
15834971                         7             1,064.15            6/1/2006           100 Current      N               N
15834989                      8.25             1,089.34            6/1/2006           100 Current      N               N
15834997                      8.95             1,017.31            6/1/2006         37.35 Current      N               N
15835002                      7.99             1,539.44            6/1/2006           100 Current      N               N
15835010                      7.59               952.27            7/1/2006           100 Current      N               N
15835028                       6.7             1,137.30            6/1/2006            75 Current      N               N
15835036                       8.1             1,022.23            6/1/2006           100 Current      N               N
15835044                       7.7             1,540.00            7/1/2006           100 Current      N               N
15835051                      8.45             3,061.49            6/1/2006         57.14 Current      N               N
15835069                       7.8             1,607.32            6/1/2006            75 Current      N               N
15835077                      7.55             1,038.13            7/1/2006           100 Current      N               N
15835093                      7.59             1,798.74            7/1/2006         96.23 Current      N               N
15835101                      7.75             1,762.37            6/1/2006           100 Current      N               N
15835119                      7.65             1,170.70            6/1/2006         94.83 Current      N               N
15835135                      7.99             1,171.87            7/1/2006            80 Current      N               N
15835150                     7.625             1,042.08            6/1/2006            80 Current      N               N
15835168                      8.49             1,567.14            6/1/2006            75 Current      N               N
15835176                      7.55             1,405.28            7/1/2006         68.97 Current      N               N
15835192                     8.375             1,409.79            6/1/2006         67.33 Current      N               N
15835218                      6.75             1,076.84            6/1/2006         79.27 Current      N               N
15835226                     8.875             1,587.31            6/1/2006            95 Current      N               N
15835259                      7.99             1,386.23            6/1/2006            61 Current      N               N
15835267                       8.3             2,037.92            6/1/2006          93.1 Current      N               N
15835283                      7.49             1,906.99            7/1/2006          45.5 Current      N               N
15835309                      7.35               679.36            6/1/2006         58.33 Current      N               N
15835325                         7             2,741.43            6/1/2006          41.5 Current      N               N
15835366                       9.5             2,529.54            6/1/2006            95 Current      N               N
15835374                      7.55               668.91            7/1/2006            80 Current      N               N
15835382                      7.79             2,840.75            6/1/2006           100 Current      N               N
15835390                      7.99                835.7            6/1/2006         78.62 Current      N               N
15835408                       8.4             1,531.29            6/1/2006           100 Current      N               N
15835416                      8.25             1,764.73            6/1/2006            90 Current      N               N
15835424                       7.5             1,643.15            7/1/2006         83.93 Current      N               N
15835440                      7.19             1,791.57            6/1/2006         97.85 Current      N               N
15835457                      6.99               770.97            6/1/2006            80 Current      N               N
15835465                      7.75               952.83            6/1/2006            95 Current      N               N
15835473                      8.29               952.78            6/1/2006            95 Current      N               N
15835481                      6.85             1,205.68            7/1/2006            80 Current      N               N
15835499                      6.94             1,237.58            6/1/2006            95 Current      N               N
15835515                      6.95             1,299.25            6/1/2006         91.19 Current      N               N
15835523                      6.99             1,177.54            7/1/2006         91.57 Current      N               N
15835531                      8.81             1,309.09            6/1/2006         78.81 Current      N               N
15835549                      7.35             1,812.00            6/1/2006           100 Current      N               N
15835556                      8.49               738.12            6/1/2006         45.45 Current      N               N
15835564                      7.55             1,658.23            7/1/2006           100 Current      N               N
15835580                      6.79                854.7            7/1/2006            80 Current      N               N
15835598                      8.99               303.58            7/1/2006           100 Current      N               N
15835606                      7.46                752.2            6/1/2006         78.55 Current      N               N
15835614                      7.99               659.76            6/1/2006         20.45 Current      N               N
15835622                     11.41               312.73            7/1/2006           100 Current      N               N
15835648                      6.76             1,042.07            6/1/2006         83.59 Current      N               N
15835655                      7.55               843.17            6/1/2006         78.43 Current      N               N
15835663                      8.78             2,206.82            6/1/2006            65 Current      N               N
15835671                      9.25             1,982.58            7/1/2006            85 Current      N               N
15835713                      6.99               584.88            6/1/2006         51.76 Current      N               N
15835721                      8.76             1,574.83            7/1/2006         51.68 Current      N               N
15835739                      7.84               867.17            6/1/2006         48.58 Current      N               N
15835754                       7.7             2,138.88            6/1/2006            50 Current      N               N
15835770                      7.95             1,321.08            6/1/2006            67 Current      N               N
15853088                      7.99             2,037.93            6/1/2006           100 Current      N               N
15853096                       8.5             1,676.23            7/1/2006           100 Current      N               N
15853120                      7.67               955.44            7/1/2006            70 Current      N               N
15853138                      7.84             2,095.66            7/1/2006           100 Current      N               N
15853146                      7.57             1,144.27            6/1/2006         88.97 Current      N               N
15853153                     10.89               641.93            6/1/2006         90.74 Current      N               N
15853161                     7.275             1,715.69            7/1/2006           100 Current      N               N
15853187                       7.7             1,035.01            7/1/2006           100 Current      N               N
15853195                      9.32             1,022.27            6/1/2006           100 Current      N               N
15853203                      6.49             1,003.94            6/1/2006         77.56 Current      N               N
15853229                      8.58             1,285.82            7/1/2006         61.25 Current      N               N
15853237                      6.25               923.58            6/1/2006          56.6 Current      N               N
15853252                      7.25             1,957.50            7/1/2006            80 Current      N               N
15853260                      8.78             1,593.46            6/1/2006         89.78 Current      N               N
15853278                      8.85             1,676.62            6/1/2006            80 Current      N               N
15853294                      7.09               982.68            6/1/2006            90 Current      N               N
15853328                       7.2             1,424.78            6/1/2006         69.97 Current      N               N
15853336                      7.75             1,504.47            6/1/2006           100 Current      N               N
15853344                      6.82             1,933.64            8/1/2006            80 Current      N               N
15853351                      7.99             2,496.19            6/1/2006         96.65 Current      N               N
15853369                     7.625               920.13            7/1/2006         62.74 Current      N               N
15853377                      6.95             2,168.49            6/1/2006            65 Current      N               N
15853385                      7.99             1,354.39            6/1/2006         54.32 Current      N               N
15853393                      6.89             3,416.20            6/1/2006         65.53 Current      N               N
15853401                      6.75             1,349.08            6/1/2006         69.36 Current      N               N
15853427                      7.75             1,574.49            7/1/2006         79.18 Current      N               N
15853435                      7.75             1,504.47            6/1/2006           100 Current      N               N
15853443                      7.99             1,026.29            7/1/2006           100 Current      N               N
15853450                      7.75               716.41            6/1/2006         36.36 Current      N               N
15853476                      7.99             2,111.23            6/1/2006            90 Current      N               N
15853484                     7.125               685.51            7/1/2006            55 Current      N               N
15853492                       8.8             1,173.56            7/1/2006            90 Current      N               N
15853518                      7.75             3,761.16            6/1/2006           100 Current      N               N
15853534                      8.95             1,952.50            6/1/2006            65 Current      N               N
15853542                      7.85             1,177.50            6/1/2006            90 Current      N               N
15853559                      7.99             1,378.17            7/6/2006            80 Current      N               N
15853575                      7.76             1,756.90            6/1/2006           100 Current      N               N
15853583                      6.99             2,772.70            6/1/2006            85 Current      N               N
15853591                       7.6                917.9            7/1/2006         54.17 Current      N               N
15853617                      7.95             2,775.07            6/1/2006           100 Current      N               N
15853641                      7.75             1,576.11            7/1/2006            80 Current      N               N
15853658                     11.99               565.31            7/1/2006           100 Current      N               N
15853666                     6.995             3,501.06            6/1/2006            65 Current      N               N
15853674                       6.8             1,659.97            6/1/2006         51.94 Current      N               N
15853708                      8.67                546.7            6/1/2006        108.53 Current      N               N
15853716                      8.55             2,066.25            7/1/2006           100 Current      N               N
15853724                      7.99                740.4            6/1/2006           100 Current      N               N
15853732                      7.75             2,385.65            6/1/2006           100 Current      N               N
15853740                      8.45             1,239.90            6/1/2006           100 Current      N               N
15853757                      7.19             1,525.75            6/1/2006         63.03 Current      N               N
15853765                      7.34               877.57            6/1/2006            85 Current      N               N
15853773                      6.85             1,111.32            7/1/2006            80 Current      N               N
15853781                      7.75             1,576.11            6/1/2006         78.57 Current      N               N
15853799                     7.665             1,461.95            6/1/2006         72.19 Current      N               N
15853807                       8.4             2,971.50            6/1/2006           100 Current      N               N
15853815                     13.25             1,035.71            6/1/2006           100 Current      N               N
15853831                         9             2,059.83            6/1/2006           100 Current      N               N
15853856                     10.75               749.12            6/1/2006            95 Current      N               N
15853864                       9.2             1,456.67           10/1/2006          68.1 Current      N               N
15853872                     8.105             1,156.11            6/1/2006         53.79 Current      N               N
15853880                     12.55               361.51            7/1/2006           100 Current      N               N
15853898                      7.99             1,395.76            6/1/2006            70 Current      N               N
15853914                       8.1             1,431.00            7/1/2006            80 Current      N               N
15853922                       8.5             2,199.28            6/1/2006         74.26 Current      N               N
15853930                      8.99             1,205.85            6/1/2006         60.48 Current      N               N
15853955                      7.81             2,572.41            6/1/2006            85 Current      N               N
15853989                      9.37             1,384.26            7/1/2006            90 Current      N               N
15853997                      7.75             2,253.96            6/1/2006           100 Current      N               N
15854003                      8.35             1,327.04            6/1/2006            70 Current      N               N
15854011                      6.25               511.05            6/1/2006          53.9 Current      N               N
15854029                       8.3             1,386.79            7/1/2006         89.91 Current      N               N
15854037                      7.82               540.22            7/1/2006           100 Current      N               N
15854045                      7.25               791.32            6/1/2006         57.14 Current      N               N
15854060                       9.5             2,383.82            6/1/2006            90 Current      N               N
15854078                      9.25             2,468.03            6/1/2006           100 Current      N               N
15854086                      8.41               962.29            7/1/2006            50 Current      N               N
15854094                     7.799               852.75            6/1/2006         48.95 Current      N               N
15854102                      7.35             1,083.41            6/1/2006            85 Current      N               N
15854110                       7.9             1,380.93            6/1/2006          75.1 Current      N               N
15854128                      8.99             1,266.15            6/1/2006            90 Current      N               N
15854136                     9.125             1,830.67            7/1/2006            75 Current      N               N
15854144                      8.99               819.98            6/1/2006         45.33 Current      N               N
15854151                       9.5               847.58            7/1/2006            90 Current      N               N
15854169                       8.7                942.5            7/1/2006           100 Current      N               N
15854177                      9.99             1,632.62            6/1/2006            90 Current      N               N
15854185                      6.99             1,477.28            7/1/2006         61.03 Current      N               N
15854201                      7.15               925.31            6/1/2006          47.9 Current      N               N
15854219                      8.99             1,246.05            6/1/2006         56.36 Current      N               N
15854227                       7.6             1,530.42            6/1/2006            85 Current      N               N
15854235                      7.75             1,014.93            7/1/2006         71.43 Current      N               N
15854243                      8.79             1,642.28            7/1/2006            80 Current      N               N
15854250                     11.39               510.59            7/1/2006           100 Current      N               N
15854268                      7.99               923.67            6/1/2006            60 Current      N               N
15854300                      9.56             1,903.89            6/1/2006            85 Current      N               N
15854318                      7.51             1,924.72            6/1/2006           100 Current      N               N
15854326                      7.99               879.68            6/1/2006           100 Current      N               N
15854334                       8.1             3,770.41            6/1/2006        100.21 Current      N               N
15854342                      8.55               861.07            7/1/2006            95 Current      N               N
15854375                      7.99               681.75            7/1/2006           100 Current      N               N
15854383                       8.1             1,794.46            7/1/2006            95 Current      N               N
15854391                      7.99               879.68            6/1/2006           100 Current      N               N
15854417                      6.99             1,309.32            6/1/2006         77.56 Current      N               N
15854425                      7.71             1,284.57            6/1/2006           100 Current      N               N
15854433                      7.95                766.8            7/1/2006           100 Current      N               N
15854441                     7.875             1,232.62            6/1/2006           100 Current      N               N
15854466                      7.99             1,451.47            6/1/2006            90 Current      N               N
15854474                      7.99             1,598.09            6/1/2006           100 Current      N               N
15854490                       9.9             2,597.52            7/1/2006            95 Current      N               N
15854508                      7.99             1,070.28            6/1/2006           100 Current      N               N
15854516                      7.65                877.2            7/1/2006            80 Current      N               N
15854524                     10.99               327.34            7/1/2006           100 Current      N               N
15854532                      7.76             1,412.77            6/1/2006         89.82 Current      N               N
15854540                      8.55             1,392.74            6/1/2006            90 Current      N               N
15854557                      7.65             1,135.22            7/1/2006         88.89 Current      N               N
15854565                       7.4               782.74            6/1/2006            95 Current      N               N
15854581                      8.96               922.01            7/1/2006          57.5 Current      N               N
15854599                       8.1             1,031.86            7/1/2006            70 Current      N               N
15854607                       8.2               702.89            6/1/2006           100 Current      N               N
15854615                      7.65               744.99            6/1/2006           100 Current      N               N
15854623                      8.25               627.31            7/1/2006           100 Current      N               N
15854631                      7.99             1,979.28            7/1/2006         63.53 Current      N               N
15854656                       8.9             1,702.87            6/1/2006            80 Current      N               N
15854672                      6.99             1,419.86            6/1/2006            75 Current      N               N
15854706                      6.25             3,065.79            6/1/2006            90 Current      N               N
15854722                      6.25             1,169.86            6/1/2006            50 Current      N               N
15854748                      7.45             2,207.06            6/1/2006            90 Current      N               N
15854755                     6.375             1,816.88            6/1/2006         53.44 Current      N               N
15854763                       6.6             1,392.60            6/1/2006         40.52 Current      N               N
15854771                       6.5             1,330.33            6/1/2006            80 Current      N               N
15854789                      7.75             1,048.76            6/1/2006         55.36 Current      N               N
15854797                      6.65             1,679.61            6/1/2006         29.84 Current      N               N
15854813                      6.79             3,372.37            7/1/2006            80 Current      N               N
15854839                     6.625             2,526.13            6/1/2006         66.93 Current      N               N
15854847                      6.45             1,068.93            6/1/2006         43.93 Current      N               N
15854854                      6.49             2,217.42            7/1/2006         82.16 Current      N               N
15854870                      7.99             2,375.40            6/1/2006            90 Current      N               N
15854888                      6.85             4,904.37            6/1/2006            85 Current      N               N
15854896                      8.85             3,573.12            6/1/2006            95 Current      N               N
15854912                      7.99             1,500.25            6/1/2006         49.88 Current      N               N
15854938                      7.55             1,751.60            6/1/2006            80 Current      N               N
15854946                       7.5             2,272.45            6/1/2006         63.11 Current      N               N
15854953                      6.54             1,417.00            6/1/2006            80 Current      N               N
15854961                      7.55             1,455.89            7/1/2006         64.71 Current      N               N
15854979                      6.75             1,636.30            6/1/2006            80 Current      N               N
15855000                      7.99             2,287.17            6/1/2006         48.75 Current      N               N
15855026                      5.99             1,399.52            6/1/2006            79 Current      N               N
15855042                     7.875             2,540.79            6/1/2006            95 Current      N               N
15855083                     6.375             2,245.93            6/1/2006         70.59 Current      N               N
15855109                         7             1,193.15            6/1/2006         73.85 Current      N               N
15855117                       6.3               711.82            7/1/2006         38.72 Current      N               N
15855125                      6.95             1,654.87            6/1/2006         43.86 Current      N               N
15855133                       7.5             1,601.20            6/1/2006         84.81 Current      N               N
15855141                      7.85             2,159.19            6/1/2006         93.06 Current      N               N
15855158                       8.5             2,299.05            6/1/2006         99.67 Current      N               N
15855174                      6.99             1,362.49            6/1/2006         69.49 Current      N               N
15855190                     6.375             1,247.74            7/1/2006         37.38 Current      N               N
15855208                      7.75             1,518.79            6/1/2006           100 Current      N               N
15855216                      7.95             1,051.61            6/1/2006            90 Current      N               N
15855224                      7.99               934.66            6/1/2006           100 Current      N               N
15855232                      6.99             1,030.18            6/1/2006           100 Current      N               N
15855240                      7.99             1,077.61            7/1/2006           100 Current      N               N
15855257                      7.65               603.09            6/1/2006           100 Current      N               N
15855265                      7.72             1,515.33            7/1/2006           100 Current      N               N
15855273                      7.69               986.49            6/1/2006           100 Current      N               N
15855281                      9.37             1,047.55            6/1/2006            90 Current      N               N
15855299                      7.19               949.36            7/1/2006           100 Current      N               N
15855315                      9.59               703.37            6/1/2006         62.41 Current      N               N
15855323                      6.29             2,442.37            6/1/2006         63.71 Current      N               N
15855331                      7.95               953.02            7/1/2006            90 Current      N               N
15855349                      8.55               617.97            6/1/2006         66.67 Current      N               N
15855356                       8.6             2,373.90            6/1/2006         90.24 Current      N               N
15855364                      11.5               441.67            6/1/2006           100 Current      N               N
15855372                       8.9             2,360.42            6/1/2006            80 Current      N               N
15855380                     10.89               510.83            6/1/2006            90 Current      N               N
15855414                       7.7               748.61            6/1/2006           100 Current      N               N
15855430                      8.49               806.62            6/1/2006           100 Current      N               N
15855448                      7.89               791.46            6/1/2006           100 Current      N               N
15855463                       8.1                738.9            6/1/2006         99.75 Current      N               N
15855471                      7.99             1,539.44            6/1/2006           100 Current      N               N
15855497                      7.89             1,336.04            6/1/2006           100 Current      N               N
15855521                      7.99             1,444.14            6/1/2006           100 Current      N               N
15855539                       7.2             1,324.80            6/1/2006            80 Current      N               N
15855554                       8.2             1,009.47            7/1/2006            90 Current      N               N
15855562                      7.85             2,170.00            6/1/2006           100 Current      N               N
15855570                      8.49             2,304.61            6/1/2006        100.64 Current      N               N
15855596                      8.15             1,361.97            7/1/2006           100 Current      N               N
15855604                      7.95             2,052.10            6/1/2006         93.64 Current      N               N
15855612                       8.8             1,493.62            6/1/2006           100 Current      N               N
15855620                      8.79             1,012.61            7/1/2006         78.68 Current      N               N
15855653                      7.99               938.33            6/1/2006            80 Current      N               N
15855679                      8.15             1,297.97            6/1/2006            80 Current      N               N
15855695                      8.18             1,134.45            6/1/2006           100 Current      N               N
15855703                      9.99               284.09            6/1/2006           100 Current      N               N
15855711                       7.5                806.5            7/1/2006            60 Current      N               N
15855729                      7.99             1,431.54            6/1/2006         89.96 Current      N               N
15855737                      10.8               492.05            7/1/2006           100 Current      N               N
15855745                       7.8             1,378.00            7/1/2006           100 Current      N               N
15855752                     11.75               444.14            7/1/2006           100 Current      N               N
15855760                       7.7             2,372.88            6/1/2006           100 Current      N               N
15855778                      8.25             1,878.17            6/1/2006           100 Current      N               N
15855794                      7.55             1,728.50            6/1/2006          98.4 Current      N               N
15855802                      7.86             1,281.53            7/1/2006           100 Current      N               N
15855810                     10.25                596.8            7/1/2006           100 Current      N               N
15855828                      8.69             1,528.80            6/1/2006         74.36 Current      N               N
15855836                      6.25             1,203.61            6/1/2006            80 Current      N               N
15855844                      8.35             1,644.39            6/1/2006            80 Current      N               N
15855851                     7.625               698.96            6/1/2006         73.33 Current      N               N
15855869                      7.99             2,037.11            6/1/2006            80 Current      N               N
15855877                      7.59             1,551.85            6/1/2006         69.71 Current      N               N
15855885                     6.875             1,833.33            6/1/2006            80 Current      N               N
15855893                      7.85             3,663.25            6/1/2006            90 Current      N               N
15855919                      7.45               869.05            6/1/2006         84.97 Current      N               N
15855927                      8.25             2,404.05            6/1/2006            80 Current      N               N
15855935                      7.75             1,717.92            6/1/2006         73.89 Current      N               N
15855943                      8.64             2,996.65            6/1/2006            95 Current      N               N
15855950                      7.99             1,714.91            6/1/2006            95 Current      N               N
15855968                     10.25             1,149.25            7/1/2006            75 Current      N               N
15856065                     9.375             1,288.38            6/1/2006           100 Current      N               N
15856099                     7.999               898.78            7/1/2006           100 Current      N               N
15856107                      7.14             1,686.83            7/1/2006           100 Current      N               N
15856115                      7.99             1,083.83            6/1/2006           100 Current      N               N
15856123                     6.999             1,017.24            7/1/2006            85 Current      N               N
15856131                      8.99                803.9            6/1/2006         55.25 Current      N               N
15856149                      8.99             2,025.84            6/1/2006            90 Current      N               N
15856156                      8.49               791.25            7/1/2006         40.87 Current      N               N
15856172                      8.23               944.94            6/1/2006            85 Current      N               N
15856180                      7.27             1,654.15            7/1/2006           100 Current      N               N
15856198                      6.49             1,325.96            7/1/2006         58.01 Current      N               N
15856206                       6.5             1,023.95            6/1/2006            90 Current      N               N
15856214                      8.15             1,116.46            6/1/2006         94.29 Current      N               N
15856222                      7.75             1,370.14            6/1/2006            85 Current      N               N
15856230                      6.55             1,111.88            6/1/2006          62.5 Current      N               N
15856248                      7.75             1,755.21            6/1/2006         91.76 Current      N               N
15856255                      6.39               461.77            7/1/2006         28.42 Current      N               N
15856289                       6.5                948.1            7/1/2006         57.69 Current      N               N
15856297                      8.25             1,089.34            6/1/2006           100 Current      N               N
15856305                      9.29             1,459.41            6/1/2006            75 Current      N               N
15856313                      9.99             1,617.76            7/1/2006            90 Current      N               N
15856321                      7.99               916.33            6/1/2006          94.7 Current      N               N
15856339                     10.99               875.44            7/1/2006            80 Current      N               N
15856347                     11.99             1,433.84            6/1/2006            90 Current      N               N
15856362                      7.45                  860            6/1/2006         31.69 Current      N               N
15856370                      7.99             1,099.60            6/1/2006           100 Current      N               N
15856388                      8.99             1,221.93            6/1/2006            95 Current      N               N
15856396                      6.35               752.91            7/1/2006         44.81 Current      N               N
15856404                      6.15             4,648.41            7/1/2006         69.36 Current      N               N
15856412                       8.5               743.92            7/1/2006         99.74 Current      N               N
15856438                      6.99             5,798.91            6/1/2006          69.8 Current      N               N
15856446                      8.49             1,920.51            6/1/2006         53.19 Current      N               N
15856453                      7.25               882.75            6/1/2006         45.25 Current      N               N
15856479                       7.2               864.54            7/1/2006         70.37 Current      N               N
15856487                      6.69             1,176.42            6/1/2006         45.17 Current      N               N
15856495                      6.59             1,267.06            6/1/2006         59.91 Current      N               N
15856503                      8.25               485.07            7/1/2006         45.45 Current      N               N
15856511                      7.99             1,731.17            6/1/2006           100 Current      N               N
15856529                      7.65             1,074.91            6/1/2006         89.38 Current      N               N
15856545                      6.57             1,197.59            7/1/2006            95 Current      N               N
15856552                       7.5             1,034.84            6/1/2006            80 Current      N               N
15856560                       8.3             1,530.82            6/1/2006         73.97 Current      N               N
15856578                      8.59             1,550.60            7/1/2006           100 Current      N               N
15856586                      10.5                254.3            6/1/2006           100 Current      N               N
15856594                     10.68             2,413.38            6/1/2006         88.14 Current      N               N
15856610                      8.59             1,944.84            6/1/2006         89.59 Current      N               N
15856628                     11.12             2,047.79            6/1/2006           100 Current      N               N
15856636                       8.8             1,002.40            6/1/2006           100 Current      N               N
15856651                      9.35             1,224.98            6/1/2006            90 Current      N               N
15856677                      6.25                877.4            6/1/2006         53.37 Current      N               N
15856685                      8.85             2,659.42            6/1/2006            35 Current      N               N
15856693                      9.47             2,544.34            6/1/2006         74.64 Current      N               N
15856719                      8.25             2,770.07            6/1/2006            90 Current      N               N
15856735                     6.375             1,413.77            7/1/2006          51.5 Current      N               N
15856743                       7.9               670.62            7/1/2006         57.69 Current      N               N


                                             Periodic       Minimum       Minimum Interest      Maximum
Loan Number    Index         Gross Margin    Rate Cap     Interest Rate   Rate (Replines)     Interest Rate
15405467       6ML                    5.7           1              7.325            7.325          13.825
15655095       6ML                      6           1               9.05             9.05           15.05
15655103       6ML                      6           1                  0                6           15.35
15655129       6ML                      6           1                9.1              9.1            15.1
15655517       6ML                      6           1                8.7              8.7            14.7
15655970       6ML                      6           1                8.7              8.7            14.7
15656986       6ML                      6           1              8.225            8.225          14.225
15657158       6ML                      6           1                8.6              8.6            14.6
15657307       6ML                      6           1              7.812            7.812          13.812
15657380       6ML                      6           1                7.8              7.8            13.8
15657547       6ML                      6           1               5.99             5.99           11.99
15657596       Fixed                    0           0                  0                0               0
15658032       6ML                      6           1               9.45             9.45           15.45
15658248       Fixed                    0           0                  0                0               0
15658305       Fixed                    0           0                  0                0               0
15836158       Fixed                    0           0                  0                0               0
15836166       Fixed                    0           0                  0                0               0
15836174       6ML                      6           1               7.15             7.15           13.15
15836182       Fixed                    0           0                  0                0               0
15836208       Fixed                    0           0                  0                0               0
15836216       6ML                   5.75           1                7.8              7.8            13.8
15836224       Fixed                    0           0                  0                0               0
15836240       Fixed                    0           0                  0                0               0
15836257       6ML                      5           1               6.99             6.99           12.99
15836273       Fixed                    0           0                  0                0               0
15836281       6ML                   4.25           1               8.25             8.25           14.25
15836299       Fixed                    0           0                  0                0               0
15836307       6ML                   5.75           1               8.85             8.85           14.85
15836315       6ML                   5.75           1                7.6              7.6            13.6
15836323       6ML                      6           1               9.25             9.25           15.25
15836331       6ML                   6.75           1               8.99             8.99           14.99
15836349       6ML                   2.75           1               7.25             7.25           13.25
15836356       6ML                      6           1               7.99             7.99           13.99
15836364       Fixed                    0           0                  0                0               0
15836372       6ML                   6.25           1               8.99             8.99           14.99
15836380       6ML                   5.75           1               7.45             7.45           13.45
15836398       6ML                   5.25           1               7.25             7.25           13.25
15836406       6ML                   5.25           1                8.5              8.5            14.5
15836414       6ML                   6.25           1               7.99             7.99           13.99
15836422       6ML                   4.25           1               8.75             8.75           14.75
15836430       6ML                    5.5           1               8.45             8.45           14.45
15836448       6ML                   5.75           1                7.6              7.6            13.6
15836463       6ML                   5.75           1               7.85             7.85           13.85
15836471       6ML                      6           1                7.9              7.9            13.9
15836489       6ML                   2.75           1               7.25             7.25           13.25
15836497       6ML                      6           1                8.1              8.1            14.1
15836505       6ML                    5.5           1               7.99             7.99           13.99
15836513       6ML                   6.25           1                8.1              8.1            14.1
15836521       6ML                    6.5           1               8.65             8.65           14.65
15836539       6ML                   5.75           1                7.5              7.5            13.5
15836547       6ML                   5.25           1                8.3              8.3            14.3
15836554       6ML                    5.5           1               8.05             8.05           14.05
15836562       6ML                   6.25           1                8.4              8.4            14.4
15836570       6ML                   6.25           1               8.65             8.65           14.65
15836588       6ML                   6.75           1               8.99             8.99           14.99
15836596       6ML                      6           1                8.7              8.7            14.7
15836604       Fixed                    0           0                  0                0               0
15836612       Fixed                    0           0                  0                0               0
15836620       Fixed                    0           0                  0                0               0
15836638       6ML                   6.25           1               7.99             7.99           13.99
15836646       6ML                      6           1               8.35             8.35           14.35
15836653       6ML                   4.75           1                6.5              6.5            12.5
15836661       6ML                   5.75           1               7.85             7.85           13.85
15836695       6ML                   5.75           1               8.25             8.25           14.25
15836703       6ML                   5.75           1               8.65             8.65           14.65
15836711       6ML                    6.5           1               8.99             8.99           14.99
15836729       6ML                    5.5           1               9.25             9.25           15.25
15836737       6ML                   5.75           1               7.99             7.99           13.99
15836745       6ML                    6.5           1               8.99             8.99           14.99
15836752       6ML                   6.25           1               8.15             8.15           14.15
15836760       6ML                      6           1                8.3              8.3            14.3
15836778       6ML                   6.25           1                9.1              9.1            15.1
15836786       6ML                   6.25           1               8.65             8.65           14.65
15836794       6ML                   4.25           1                7.4              7.4            13.4
15836802       6ML                      6           1               8.65             8.65           14.65
15836810       6ML                   5.25           1               7.75             7.75           13.75
15836828       6ML                   6.25           1                7.7              7.7            13.7
15836836       Fixed                    0           0                  0                0               0
15836844       Fixed                    0           0                  0                0               0
15836851       6ML                   5.75           1               8.85             8.85           14.85
15836869       6ML                      6           1               7.35             7.35           13.35
15836877       6ML                    5.5           1                9.1              9.1            15.1
15836885       6ML                   6.25           1               9.85             9.85           15.85
15836893       Fixed                    0           0                  0                0               0
15836901       6ML                    5.5           1                7.5              7.5            13.5
15836919       6ML                   5.25           1                8.5              8.5            14.5
15836927       Fixed                    0           0                  0                0               0
15836935       6ML                    6.5           1               8.55             8.55           14.55
15836943       6ML                      6           1               8.05             8.05           14.05
15836950       6ML                    6.5           1               9.05             9.05           15.05
15836968       6ML                   6.25           1                8.5              8.5            14.5
15836976       6ML                   5.75           1               8.45             8.45           14.45
15836984       6ML                   6.75           1                8.5              8.5            14.5
15836992       6ML                   6.25           1               9.45             9.45           15.45
15837008       6ML                   6.75           1                8.6              8.6            14.6
15837024       6ML                      6           1                8.5              8.5            14.5
15837032       6ML                   6.25           1                7.8              7.8            13.8
15837040       6ML                      6           1                9.7              9.7            15.7
15837057       6ML                    5.5           1               7.65             7.65           13.65
15837065       6ML                    5.5           1               7.99             7.99           13.99
15837073       6ML                      6           1               7.85             7.85           13.85
15837081       Fixed                    0           0                  0                0               0
15837107       Fixed                    0           0                  0                0               0
15837115       6ML                   5.75           1               7.99             7.99           13.99
15837123       Fixed                    0           0                  0                0               0
15837131       6ML                   5.75           1               7.65             7.65           13.65
15837149       6ML                   6.75           1               8.95             8.95           14.95
15837156       Fixed                    0           0                  0                0               0
15837164       6ML                   6.25           1                8.3              8.3            14.3
15837172       Fixed                    0           0                  0                0               0
15837180       6ML                   5.75           1                7.6              7.6            13.6
15837198       6ML                   6.25           1                8.6              8.6            14.6
15837214       6ML                   5.25           1                7.8              7.8            13.8
15837222       6ML                   6.25           1               7.99             7.99           13.99
15837248       6ML                   6.25           1               7.65             7.65           13.65
15837255       6ML                   6.75           1                8.3              8.3            14.3
15837263       6ML                      6           1               8.35             8.35           14.35
15837271       Fixed                    0           0                  0                0               0
15837289       6ML                      6           1                7.7              7.7            13.7
15837297       6ML                   5.25           1                8.3              8.3            14.3
15837313       6ML                   5.75           1               8.65             8.65           14.65
15837321       6ML                   4.75           1                6.8              6.8            12.8
15837339       Fixed                    0           0                  0                0               0
15837347       6ML                   5.75           1               7.35             7.35           13.35
15837354       6ML                   6.25           1               8.99             8.99           14.99
15837362       6ML                   6.25           1               8.75             8.75           14.75
15837388       6ML                   6.25           1               8.15             8.15           14.15
15837396       6ML                   4.25           1                8.7              8.7            14.7
15837404       6ML                   5.75           1                7.7              7.7            13.7
15837412       6ML                    5.5           1               7.75             7.75           13.75
15837438       6ML                      6           1               8.99             8.99           14.99
15837446       6ML                    5.5           1                8.4              8.4            14.4
15837453       6ML                   5.75           1               8.45             8.45           14.45
15837461       6ML                   6.75           1               8.75             8.75           14.75
15837479       6ML                      6           1               8.75             8.75           14.75
15837487       6ML                      6           1               7.75             7.75           13.75
15837503       Fixed                    0           0                  0                0               0
15837529       6ML                   6.75           1               8.55             8.55           14.55
15837552       6ML                   6.25           1               8.85             8.85           14.85
15837586       6ML                   6.25           1                8.5              8.5            14.5
15837594       6ML                    5.5           1               6.99             6.99           12.99
15837602       6ML                   6.25           1               8.05             8.05           14.05
15837628       6ML                   5.75           1               7.99             7.99           13.99
15837636       6ML                   6.25           1               7.85             7.85           13.85
15837644       Fixed                    0           0                  0                0               0
15837651       6ML                      6           1               7.99             7.99           13.99
15837669       6ML                      6           1                7.7              7.7            13.7
15837677       6ML                   5.75           1               7.99             7.99           13.99
15837685       Fixed                    0           0                  0                0               0
15837701       6ML                    5.5           1                7.5              7.5            13.5
15837719       6ML                   5.75           1                8.7              8.7            14.7
15837735       6ML                   5.75           1               8.75             8.75           14.75
15837750       6ML                      6           1               7.35             7.35           13.35
15837768       Fixed                    0           0                  0                0               0
15837776       6ML                   5.25           1               7.75             7.75           13.75
15837784       6ML                      6           1               7.99             7.99           13.99
15837792       6ML                      6           1               8.15             8.15           14.15
15837800       6ML                   5.25           1                8.5              8.5            14.5
15837826       6ML                   2.75           1               6.75             6.75           12.75
15837834       6ML                   2.75           1              6.375            6.375          12.375
15837842       6ML                   5.25           1               7.75             7.75           13.75
15837859       6ML                   6.25           1               8.75             8.75           14.75
15837867       6ML                    5.5           1                7.4              7.4            13.4
15837883       6ML                      6           1                8.4              8.4            14.4
15837891       6ML                   5.75           1                7.9              7.9            13.9
15837909       6ML                   6.25           1                8.7              8.7            14.7
15837933       Fixed                    0           0                  0                0               0
15837941       6ML                   6.25           1               8.55             8.55           14.55
15837958       6ML                      6           1               8.45             8.45           14.45
15837966       6ML                   6.25           1               8.25             8.25           14.25
15837974       6ML                    5.5           1                7.6              7.6            13.6
15837982       6ML                   6.25           1               7.99             7.99           13.99
15837990       6ML                    6.5           1               8.55             8.55           14.55
15838014       6ML                      6           1               9.85             9.85           15.85
15838022       6ML                    6.5           1               8.99             8.99           14.99
15838030       6ML                   5.75           1                7.6              7.6            13.6
15838048       6ML                    5.5           1               7.99             7.99           13.99
15838055       6ML                   4.25           1               7.99             7.99           13.99
15838063       6ML                    6.5           1                8.8              8.8            14.8
15838071       6ML                   6.25           1                9.4              9.4            15.4
15838097       6ML                   6.25           1                8.3              8.3            14.3
15838105       6ML                   6.25           1               7.75             7.75           13.75
15838121       6ML                   4.25           1                9.5              9.5            15.5
15838139       6ML                   6.75           1                8.6              8.6            14.6
15838147       6ML                    5.5           1               8.99             8.99           14.99
15838154       6ML                   5.75           1               7.85             7.85           13.85
15838162       6ML                      6           1               7.75             7.75           13.75
15838170       6ML                    6.5           1               8.95             8.95           14.95
15838188       6ML                   6.25           1               8.25             8.25           14.25
15838212       6ML                      6           1               7.75             7.75           13.75
15838238       6ML                   5.25           1               7.25             7.25           13.25
15838246       6ML                   5.75           1               7.75             7.75           13.75
15838253       6ML                    5.5           1                8.1              8.1            14.1
15838261       Fixed                    0           0                  0                0               0
15838279       6ML                    6.5           1               8.99             8.99           14.99
15838287       6ML                   5.75           1                7.8              7.8            13.8
15838295       6ML                   5.25           1               6.99             6.99           12.99
15838303       6ML                      6           1               8.05             8.05           14.05
15838311       6ML                      6           1               7.95             7.95           13.95
15838329       6ML                    6.5           1               8.99             8.99           14.99
15838337       6ML                    6.5           1               9.45             9.45           15.45
15838345       6ML                   5.25           1               7.65             7.65           13.65
15838352       6ML                      6           1               9.65             9.65           15.65
15838360       6ML                    6.5           1                8.8              8.8            14.8
15838386       6ML                   4.25           1                6.7              6.7            12.7
15838394       6ML                   4.75           1               6.95             6.95           12.95
15838402       6ML                   5.75           1                7.9              7.9            13.9
15838410       6ML                    5.5           1               7.45             7.45           13.45
15838428       6ML                      6           1               8.35             8.35           14.35
15838436       6ML                      6           1                7.7              7.7            13.7
15838444       6ML                   6.25           1               8.75             8.75           14.75
15838451       6ML                   5.75           1               9.99             9.99           15.99
15838477       Fixed                    0           0                  0                0               0
15838485       6ML                   6.25           1               7.75             7.75           13.75
15838493       6ML                      6           1                7.3              7.3            13.3
15838501       6ML                    6.5           1               8.35             8.35           14.35
15838519       6ML                   6.75           1               8.99             8.99           14.99
15838527       6ML                   5.75           1                8.1              8.1            14.1
15838535       6ML                      6           1               7.99             7.99           13.99
15838550       Fixed                    0           0                  0                0               0
15838568       6ML                   5.75           1               7.99             7.99           13.99
15838576       Fixed                    0           0                  0                0               0
15838584       6ML                   6.25           1                7.8              7.8            13.8
15838592       6ML                   2.75           1              8.375            8.375          14.375
15838600       6ML                    5.5           1                7.2              7.2            13.2
15838626       6ML                      6           1               7.95             7.95           13.95
15838634       6ML                      6           1               8.35             8.35           14.35
15838642       6ML                      6           1                8.5              8.5            14.5
15838667       6ML                    5.5           1               7.25             7.25           13.25
15838683       Fixed                    0           0                  0                0               0
15838691       Fixed                    0           0                  0                0               0
15838709       Fixed                    0           0                  0                0               0
15838717       6ML                      6           1                  8                8              14
15838725       6ML                    6.5           1               9.99             9.99           15.99
15838733       6ML                   6.25           1               8.15             8.15           14.15
15838741       6ML                    5.5           1               7.65             7.65           13.65
15838758       6ML                      6           1                8.5              8.5            14.5
15838766       6ML                   4.75           1               7.15             7.15           13.15
15838774       6ML                   5.25           1               9.55             9.55           15.55
15838782       6ML                   6.25           1               8.25             8.25           14.25
15838790       6ML                   4.25           1               7.99             7.99           13.99
15838808       6ML                   6.25           1                8.5              8.5            14.5
15838824       6ML                      6           1                9.1              9.1            15.1
15838832       6ML                      6           1               8.85             8.85           14.85
15838840       6ML                    5.5           1                7.5              7.5            13.5
15838857       6ML                      6           1               8.35             8.35           14.35
15838865       6ML                   6.75           1               8.95             8.95           14.95
15838873       Fixed                    0           0                  0                0               0
15838881       6ML                   6.25           1                9.5              9.5            15.5
15838899       6ML                    5.5           1                8.5              8.5            14.5
15838915       6ML                      6           1                8.5              8.5            14.5
15838923       6ML                   6.75           1              10.25            10.25           16.25
15838931       6ML                    6.5           1                8.7              8.7            14.7
15838949       6ML                      6           1                8.3              8.3            14.3
15838964       6ML                    6.5           1                9.1              9.1            15.1
15838972       6ML                   6.25           1                8.6              8.6            14.6
15838980       6ML                   2.75           1               6.99             6.99           12.99
15838998       6ML                   4.25           1                8.5              8.5            14.5
15839012       6ML                   5.75           1               7.99             7.99           13.99
15839038       6ML                   6.25           1               9.95             9.95           15.95
15839046       6ML                   5.25           1               8.85             8.85           14.85
15839053       6ML                      6           1               9.25             9.25           15.25
15839061       6ML                   4.25           1               6.99             6.99           12.99
15839079       6ML                   2.75           1              6.875            6.875          12.875
15839087       6ML                   4.75           1                6.6              6.6            12.6
15839095       6ML                      6           1                8.5              8.5            14.5
15839103       6ML                    5.5           1                7.4              7.4            13.4
15839129       Fixed                    0           0                  0                0               0
15839137       6ML                   4.25           1                7.7              7.7            13.7
15839145       6ML                      6           1                9.7              9.7            15.7
15839152       6ML                   6.75           1               8.45             8.45           14.45
15839160       6ML                   2.75           1              6.875            6.875          12.875
15839178       6ML                   5.25           1               7.75             7.75           13.75
15839186       6ML                    6.5           1               8.99             8.99           14.99
15839202       Fixed                    0           0                  0                0               0
15839210       6ML                      6           1                8.6              8.6            14.6
15839228       6ML                   5.75           1               8.99             8.99           14.99
15839236       6ML                   6.75           1               8.85             8.85           14.85
15839244       6ML                   6.25           1               7.75             7.75           13.75
15839251       6ML                   5.25           1                8.5              8.5            14.5
15839269       6ML                   6.25           1               8.99             8.99           14.99
15839277       6ML                      6           1                7.5              7.5            13.5
15839285       6ML                    5.5           1               7.45             7.45           13.45
15839293       Fixed                    0           0                  0                0               0
15839319       Fixed                    0           0                  0                0               0
15839327       6ML                    6.5           1               8.75             8.75           14.75
15839335       6ML                   6.25           1                8.6              8.6            14.6
15839343       Fixed                    0           0                  0                0               0
15839368       6ML                   5.75           1               7.55             7.55           13.55
15839376       6ML                      6           1                8.8              8.8            14.8
15839384       6ML                      6           1               8.75             8.75           14.75
15839392       6ML                   5.25           1                6.9              6.9            12.9
15839400       6ML                   2.75           1              6.875            6.875          12.875
15839418       6ML                   5.75           1               7.99             7.99           13.99
15839426       6ML                   6.25           1               7.99             7.99           13.99
15839434       6ML                   6.75           1               8.55             8.55           14.55
15839442       6ML                   5.75           1               7.99             7.99           13.99
15839459       6ML                    6.5           1               9.55             9.55           15.55
15839475       6ML                    6.5           1               7.99             7.99           13.99
15839483       6ML                   5.75           1               7.75             7.75           13.75
15839491       6ML                   6.25           1               9.85             9.85           15.85
15839509       6ML                    6.5           1                8.1              8.1            14.1
15839517       Fixed                    0           0                  0                0               0
15839533       6ML                    5.5           1               8.55             8.55           14.55
15839541       6ML                      6           1               8.99             8.99           14.99
15839558       6ML                   5.25           1               8.99             8.99           14.99
15839566       6ML                    6.5           1               8.75             8.75           14.75
15839574       6ML                    6.5           1               9.99             9.99           15.99
15839582       6ML                    5.5           1               8.25             8.25           14.25
15839590       6ML                    6.5           1               7.25             7.25           13.25
15839608       Fixed                    0           0                  0                0               0
15839624       6ML                    5.5           1               7.75             7.75           13.75
15839632       6ML                   5.75           1                7.9              7.9            13.9
15839657       6ML                    5.5           1               7.99             7.99           13.99
15839665       6ML                      6           1               8.99             8.99           14.99
15839681       6ML                   5.75           1               8.15             8.15           14.15
15839699       6ML                   5.75           1               7.55             7.55           13.55
15839707       6ML                      6           1                8.3              8.3            14.3
15839715       6ML                   5.75           1               7.45             7.45           13.45
15839723       6ML                   5.75           1               7.99             7.99           13.99
15839731       6ML                    6.5           1               8.99             8.99           14.99
15839756       6ML                    5.5           1               7.85             7.85           13.85
15839764       6ML                   5.75           1                7.4              7.4            13.4
15839772       6ML                   6.25           1               8.15             8.15           14.15
15839780       6ML                    5.5           1               7.99             7.99           13.99
15839798       6ML                   5.25           1               7.75             7.75           13.75
15839806       6ML                   5.75           1               7.55             7.55           13.55
15839814       6ML                    5.5           1               7.55             7.55           13.55
15839830       6ML                   6.25           1                7.8              7.8            13.8
15839848       6ML                    5.5           1                7.8              7.8            13.8
15839863       Fixed                    0           0                  0                0               0
15839871       6ML                      6           1                7.8              7.8            13.8
15839889       6ML                   6.25           1                8.2              8.2            14.2
15839897       6ML                   5.75           1               8.45             8.45           14.45
15839905       6ML                      6           1               8.25             8.25           14.25
15839913       6ML                      6           1                9.1              9.1            15.1
15839921       6ML                      6           1                7.8              7.8            13.8
15839939       6ML                   5.25           1                8.2              8.2            14.2
15839947       6ML                   5.75           1               7.25             7.25           13.25
15839954       6ML                   6.25           1                8.2              8.2            14.2
15839962       Fixed                    0           0                  0                0               0
15839970       6ML                   4.25           1                7.5              7.5            13.5
15839988       6ML                   5.75           1                7.7              7.7            13.7
15839996       6ML                   5.25           1               6.95             6.95           12.95
15840002       6ML                   5.25           1                7.7              7.7            13.7
15840010       6ML                   6.25           1                9.4              9.4            15.4
15840028       6ML                   4.25           1               7.85             7.85           13.85
15840036       6ML                   6.25           1                8.4              8.4            14.4
15840044       Fixed                    0           0                  0                0               0
15840051       6ML                   5.25           1                7.3              7.3            13.3
15840069       6ML                    6.5           1                9.9              9.9            15.9
15840077       6ML                      6           1                7.4              7.4            13.4
15840085       6ML                   6.25           1               9.65             9.65           15.65
15840093       6ML                      6           1                7.5              7.5            13.5
15840101       6ML                      6           1               7.55             7.55           13.55
15840119       6ML                      6           1                8.1              8.1            14.1
15840135       6ML                      6           1                9.6              9.6            15.6
15840143       Fixed                    0           0                  0                0               0
15840150       6ML                    5.5           1               7.75             7.75           13.75
15840168       6ML                   4.25           1                8.5              8.5            14.5
15840176       6ML                      6           1               8.85             8.85           14.85
15840184       6ML                      6           1               7.99             7.99           13.99
15840192       6ML                   6.25           1               9.15             9.15           15.15
15840200       Fixed                    0           0                  0                0               0
15840218       Fixed                    0           0                  0                0               0
15840226       6ML                    6.5           1                9.4              9.4            15.4
15840234       6ML                   6.25           1               7.75             7.75           13.75
15840242       Fixed                    0           0                  0                0               0
15840267       6ML                      6           1               9.05             9.05           15.05
15840275       Fixed                    0           0                  0                0               0
15840283       6ML                      6           1               8.45             8.45           14.45
15840291       6ML                   6.75           1               8.99             8.99           14.99
15840309       6ML                   5.25           1                8.3              8.3            14.3
15840325       6ML                      6           1               8.85             8.85           14.85
15840333       6ML                      6           1               8.99             8.99           14.99
15840341       Fixed                    0           0                  0                0               0
15840366       6ML                   4.75           1               6.35             6.35           12.35
15840374       6ML                   5.25           1                7.3              7.3            13.3
15840382       Fixed                    0           0                  0                0               0
15840390       6ML                      6           1               8.99             8.99           14.99
15840408       6ML                    5.5           1               6.99             6.99           12.99
15840416       6ML                   5.75           1               7.99             7.99           13.99
15840424       6ML                      6           1                8.2              8.2            14.2
15840432       6ML                    5.5           1               8.85             8.85           14.85
15840440       6ML                    5.5           1                8.4              8.4            14.4
15840457       6ML                   2.75           1              6.875            6.875          12.875
15840465       6ML                   4.25           1                7.8              7.8            13.8
15840473       6ML                   5.25           1                7.3              7.3            13.3
15840481       6ML                    5.5           1               8.35             8.35           14.35
15840499       6ML                    5.5           1                7.6              7.6            13.6
15840515       Fixed                    0           0                  0                0               0
15840523       6ML                   5.25           1                7.9              7.9            13.9
15840531       6ML                   5.25           1                7.1              7.1            13.1
15840556       6ML                    5.5           1                7.9              7.9            13.9
15840564       6ML                   4.75           1                7.4              7.4            13.4
15840572       6ML                   5.75           1               8.65             8.65           14.65
15840580       6ML                   5.75           1               7.99             7.99           13.99
15840598       6ML                    5.5           1               7.55             7.55           13.55
15840606       6ML                      6           1               7.99             7.99           13.99
15840614       Fixed                    0           0                  0                0               0
15840622       6ML                   4.25           1               8.65             8.65           14.65
15840630       6ML                      6           1                7.5              7.5            13.5
15840648       6ML                   2.75           1               6.75             6.75           12.75
15840655       6ML                   6.25           1               8.05             8.05           14.05
15840663       6ML                   5.75           1               8.05             8.05           14.05
15840671       6ML                   4.25           1                9.9              9.9            15.9
15840697       6ML                   6.25           1               9.75             9.75           15.75
15840705       Fixed                    0           0                  0                0               0
15840713       6ML                   2.75           1              6.875            6.875          12.875
15840721       6ML                   2.75           1               6.99             6.99           12.99
15840739       6ML                   6.75           1                8.7              8.7            14.7
15840747       6ML                   2.75           1               6.99             6.99           12.99
15840754       6ML                      6           1               7.75             7.75           13.75
15840762       6ML                   6.25           1               8.65             8.65           14.65
15840770       6ML                      6           1               7.45             7.45           13.45
15840788       6ML                      6           1                9.9              9.9            15.9
15840804       6ML                   6.25           1                8.2              8.2            14.2
15840812       6ML                   6.25           1               7.99             7.99           13.99
15840820       6ML                   6.75           1                9.8              9.8            15.8
15840838       6ML                   4.25           1                8.1              8.1            14.1
15840846       6ML                   6.25           1               8.45             8.45           14.45
15840853       6ML                   6.75           1                8.8              8.8            14.8
15840861       6ML                      6           1                8.8              8.8            14.8
15840879       6ML                   2.75           1              6.875            6.875          12.875
15840887       6ML                   5.25           1                7.6              7.6            13.6
15840895       6ML                   6.25           1                8.5              8.5            14.5
15840903       6ML                   6.25           1               8.75             8.75           14.75
15840911       6ML                    6.5           1               8.35             8.35           14.35
15840929       6ML                   5.25           1               8.99             8.99           14.99
15840937       Fixed                    0           0                  0                0               0
15840945       6ML                      6           1                7.8              7.8            13.8
15840952       6ML                      6           1                8.8              8.8            14.8
15840978       Fixed                    0           0                  0                0               0
15840986       6ML                   2.75           1              7.375            7.375          13.375
15840994       6ML                      6           1               7.99             7.99           13.99
15841000       6ML                      6           1               8.45             8.45           14.45
15841018       6ML                    5.5           1               8.99             8.99           14.99
15841026       6ML                   6.75           1                8.8              8.8            14.8
15841034       6ML                      6           1               8.25             8.25           14.25
15841042       Fixed                    0           0                  0                0               0
15841059       6ML                    5.5           1                7.9              7.9            13.9
15841067       6ML                    6.5           1               8.99             8.99           14.99
15841075       6ML                      6           1               7.85             7.85           13.85
15841083       6ML                   6.25           1               9.45             9.45           15.45
15841091       6ML                   6.25           1               8.55             8.55           14.55
15841109       6ML                   2.75           1               7.75             7.75           13.75
15841117       6ML                   2.75           1              7.625            7.625          13.625
15841125       6ML                   5.75           1               8.25             8.25           14.25
15841141       6ML                   5.75           1                8.6              8.6            14.6
15841158       Fixed                    0           0                  0                0               0
15841166       6ML                   5.75           1                6.8              6.8            12.8
15841174       6ML                      6           1                8.3              8.3            14.3
15841182       6ML                   6.25           1               8.99             8.99           14.99
15841190       6ML                    6.5           1               9.99             9.99           15.99
15841208       6ML                   6.25           1               8.55             8.55           14.55
15841216       6ML                    5.5           1                7.5              7.5            13.5
15841232       6ML                   5.75           1               8.05             8.05           14.05
15841257       6ML                   5.25           1                7.1              7.1            13.1
15841265       6ML                   6.25           1               8.99             8.99           14.99
15841273       6ML                   5.25           1               8.99             8.99           14.99
15841281       6ML                   6.25           1               8.99             8.99           14.99
15841315       6ML                   6.25           1                8.6              8.6            14.6
15841323       6ML                    6.5           1                8.4              8.4            14.4
15841331       6ML                   6.25           1               8.55             8.55           14.55
15841356       6ML                      6           1               9.05             9.05           15.05
15841364       6ML                   5.25           1               8.15             8.15           14.15
15841380       6ML                   5.75           1                8.2              8.2            14.2
15841398       6ML                      6           1               8.95             8.95           14.95
15841406       Fixed                    0           0                  0                0               0
15841414       6ML                   4.25           1                9.3              9.3            15.3
15841422       6ML                      6           1                8.4              8.4            14.4
15841430       6ML                   6.25           1                8.6              8.6            14.6
15841448       6ML                   6.25           1                8.6              8.6            14.6
15841463       6ML                   5.75           1                8.1              8.1            14.1
15841471       6ML                      6           1               8.99             8.99           14.99
15841489       Fixed                    0           0                  0                0               0
15841505       6ML                      6           1                8.3              8.3            14.3
15841513       6ML                   4.25           1               10.2             10.2            16.2
15841521       6ML                   6.25           1                8.7              8.7            14.7
15841539       6ML                   6.25           1                8.1              8.1            14.1
15841547       6ML                      6           1               7.55             7.55           13.55
15841554       6ML                   2.75           1              7.375            7.375          13.375
15841562       6ML                   6.25           1                8.5              8.5            14.5
15841570       6ML                      6           1               8.25             8.25           14.25
15841588       6ML                    6.5           1               9.99             9.99           15.99
15841596       6ML                   6.25           1                8.7              8.7            14.7
15841646       6ML                      6           1                8.4              8.4            14.4
15841661       6ML                      6           1                9.6              9.6            15.6
15841679       6ML                      6           1               7.85             7.85           13.85
15841687       6ML                      6           1                8.9              8.9            14.9
15841703       6ML                      6           1                8.9              8.9            14.9
15841711       6ML                      6           1              9.625            9.625          15.625
15841737       6ML                      6           1               8.95             8.95           14.95
15841745       6ML                      6           1               9.99             9.99           15.99
15841752       6ML                      6           1                9.4              9.4            15.4
15841760       Fixed                    0           0                  0                0               0
15841778       6ML                      6           1              9.075            9.075          15.075
15841794       6ML                      6           1                9.2              9.2            15.2
15841810       6ML                      6           1                9.9              9.9            15.9
15841828       6ML                      6           1               6.85             6.85           12.85
15841836       6ML                      6           1                7.3              7.3            13.3
15841844       6ML                      6           1               9.55             9.55           15.55
15841851       6ML                      6           1                7.6              7.6            13.6
15841869       6ML                      6           1               7.75             7.75           13.75
15841877       6ML                      6           1                8.6              8.6            14.6
15841901       Fixed                    0           0                  0                0               0
15841919       6ML                      6           1                  8                8              14
15841927       Fixed                    0           0                  0                0               0
15841935       6ML                      6           1               9.65             9.65           15.65
15841950       6ML                      6           1              8.475            8.475          14.475
15841968       6ML                      6           1                8.3              8.3            14.3
15841976       Fixed                    0           0                  0                0               0
15841984       6ML                      6           1               9.35             9.35           15.35
15842008       6ML                      6           1                7.6              7.6            13.6
15842016       6ML                      6           1                8.2              8.2            14.2
15842024       6ML                      6           1               8.95             8.95           14.95
15842032       6ML                      6           1              7.987            7.987          13.987
15842040       6ML                      6           1               9.25             9.25           15.25
15842057       6ML                      6           1               7.65             7.65           13.65
15842065       6ML                      6           1                7.3              7.3            13.3
15842073       6ML                      6           1                8.8              8.8            14.8
15842099       6ML                      6           1                7.7              7.7            13.7
15842107       6ML                      6           1               7.99             7.99           13.99
15842115       6ML                      6           1               7.85             7.85           13.85
15842123       6ML                      6           1               9.65             9.65           15.65
15842131       6ML                      6           1                7.8              7.8            13.8
15842149       6ML                      6           1                8.6              8.6            14.6
15842156       6ML                      6           1               8.35             8.35           14.35
15842164       6ML                      6           1             10.275           10.275          16.275
15842172       6ML                      6           1                8.2              8.2            14.2
15842180       Fixed                    0           0                  0                0               0
15842198       6ML                      6           1                7.2              7.2            14.2
15842214       6ML                      6           1               8.75             8.75           14.75
15842222       6ML                      6           1              9.398            9.398          15.398
15842230       6ML                      6           1               8.99             8.99           14.99
15842248       6ML                      6           1                9.5              9.5            15.5
15842255       6ML                      6           1                8.6              8.6            14.6
15842263       6ML                      6           1                8.5              8.5            14.5
15842271       6ML                      6           1                7.4              7.4            13.4
15842297       6ML                      6           1               8.25             8.25           14.25
15842305       6ML                      6           1               9.95             9.95           15.95
15842313       6ML                      6           1               7.75             7.75           13.75
15842479       6ML                      6           1               8.35             8.35           14.35
15842487       6ML                      6           1                8.8              8.8            14.8
15842545       6ML                      6           1                7.9              7.9            13.9
15842578       6ML                      6           1                7.5              7.5            13.5
15842594       6ML                      6           1                8.3              8.3            14.3
15842602       6ML                      6           1              7.675            7.675          13.675
15842610       6ML                      6           1               8.25             8.25           14.25
15842628       6ML                      6           1                7.8              7.8            13.8
15842651       6ML                      6           1               7.99             7.99           13.99
15842677       Fixed                    0           0                  0                0               0
15842685       6ML                      6           1               9.65             9.65           15.65
15842693       6ML                      6           1                7.7              7.7            13.7
15842701       6ML                      6           1               7.35             7.35           13.35
15842727       6ML                      6           1               8.05             8.05           14.05
15842735       6ML                      6           1                7.3              7.3            13.3
15842743       6ML                      6           1               9.99             9.99           15.99
15842750       6ML                      6           1               8.75             8.75           14.75
15842768       6ML                      6           1               7.55             7.55           13.55
15842776       6ML                      6           1               7.75             7.75           13.75
15842784       6ML                      6           1              7.999            7.999          13.999
15842792       6ML                      6           1               8.35             8.35           14.35
15842800       6ML                      6           1                7.6              7.6            13.6
15842826       6ML                      6           1               9.75             9.75           15.75
15842834       6ML                      6           1               8.95             8.95           14.95
15842842       6ML                      6           1              8.025            8.025          14.025
15842867       6ML                      6           1               9.05             9.05           15.05
15842875       6ML                      6           1                7.6              7.6            13.6
15842917       6ML                      6           1               7.25             7.25           13.25
15842925       6ML                      6           1               8.45             8.45           14.45
15842941       6ML                      6           1               7.65             7.65           13.65
15842958       6ML                      6           1                9.8              9.8            15.8
15842974       Fixed                    0           0                  0                0               0
15842990       6ML                      6           1                 10               10              16
15843006       6ML                      6           1               8.75             8.75           14.75
15843022       6ML                      6           1               8.15             8.15           14.15
15843030       Fixed                    0           0                  0                0               0
15843048       6ML                      6           1                9.7              9.7            15.7
15843055       6ML                      6           1               8.75             8.75           14.75
15843063       6ML                      6           1               6.95             6.95           12.95
15843071       6ML                      6           1                7.8              7.8            13.8
15843097       6ML                      6           1                  8                8              14
15843105       6ML                      6           1              8.025            8.025          14.025
15848393       6ML                      6           1                7.5              7.5            13.5
15848401       6ML                      6           1               8.55             8.55           14.55
15848419       6ML                      6           1               11.1             11.1            17.1
15848435       6ML                      6           1               8.35             8.35           14.35
15848443       6ML                      6           1               8.85             8.85           14.85
15848450       6ML                      6           1                7.1              7.1            13.1
15848468       6ML                      6           1                8.2              8.2            14.2
15848476       6ML                      6           1              8.075            8.075          14.075
15848484       6ML                      6           1               7.95             7.95           13.95
15848492       6ML                      6           1              7.375            7.375          13.375
15848500       6ML                      6           1                9.2              9.2            15.2
15848518       6ML                      6           1              10.15            10.15           16.15
15848534       6ML                      6           1                7.7              7.7            13.7
15848542       6ML                      6           1                7.3              7.3            13.3
15848559       6ML                      6           1              10.25            10.25           16.25
15848567       6ML                      6           1                7.6              7.6            13.6
15848575       6ML                      6           1                7.5              7.5            13.5
15848583       6ML                      6           1               7.65             7.65           13.65
15848609       6ML                      6           1                8.7              8.7            14.7
15848617       6ML                      6           1                8.1              8.1            14.1
15848625       6ML                      6           1                7.9              7.9            13.9
15848641       6ML                      6           1                8.7              8.7            14.7
15848658       6ML                      6           1                8.7              8.7            14.7
15848674       6ML                      6           1               7.95             7.95           13.95
15848682       6ML                      6           1                6.4              6.4            12.4
15848690       6ML                      6           1                7.2              7.2            13.2
15848708       6ML                      6           1                7.2              7.2            13.2
15848716       6ML                      6           1                7.3              7.3            13.3
15848724       6ML                      6           1               8.75             8.75           14.75
15848732       6ML                      6           1               7.75             7.75           13.75
15848740       6ML                      6           1              10.05            10.05           16.05
15848757       6ML                      6           1               8.25             8.25           14.25
15848765       6ML                      6           1               7.99             7.99           13.99
15848773       6ML                      6           1               8.35             8.35           14.35
15848781       6ML                      6           1               8.65             8.65           14.65
15848807       6ML                      6           1                8.3              8.3            14.3
15848815       Fixed                    0           0                  0                0               0
15848823       6ML                      6           1               9.05             9.05           11.05
15848831       6ML                      6           1               8.65             8.65           14.65
15848849       6ML                      6           1               10.8             10.8            16.8
15848864       6ML                      6           1               8.85             8.85           14.85
15848880       6ML                      6           1                8.8              8.8            14.8
15848898       Fixed                    0           0                  0                0               0
15848906       6ML                      6           1                  8                8              14
15848914       6ML                      6           1               9.45             9.45           15.45
15850779       6ML                      6           1                8.6              8.6            14.6
15850787       6ML                      6           1                7.9              7.9            13.9
15850852       6ML                      6           1              9.175            9.175          15.175
15850860       Fixed                    0           0                  0                0               0
15850878       Fixed                    0           0                  0                0               0
15850910       6ML                      6           1                8.5              8.5            14.5
15850928       6ML                      6           1               7.55             7.55           13.55
15850936       6ML                      6           1               9.55             9.55           15.55
15850944       6ML                      6           1               7.65             7.65           13.65
15850951       6ML                      6           1                8.5              8.5            14.5
15850969       6ML                      6           1                7.5              7.5            13.5
15850985       6ML                      6           1               7.55             7.55           13.55
15850993       6ML                      6           1               8.65             8.65           14.65
15851009       6ML                      6           1               7.85             7.85           13.85
15851017       6ML                      6           1               7.09             7.09            13.9
15851025       6ML                      6           1                  9                9              15
15851033       6ML                      6           1               8.45             8.45           14.45
15851041       6ML                      6           1               7.85             7.85           13.85
15851058       6ML                      6           1               8.75             8.75           14.75
15851066       6ML                      6           1                8.9              8.9            14.9
15851082       6ML                      6           1              9.675            9.675          15.675
15851108       6ML                      6           1               7.95             7.95           13.95
15851116       6ML                      6           1               7.65             7.65           13.65
15851132       6ML                      6           1                7.4              7.4            13.4
15851140       6ML                      6           1               9.45             9.45           15.45
15851173       6ML                      6           1                7.6              7.6            13.6
15851181       Fixed                    0           0                  0                0               0
15851207       6ML                      6           1               8.35             8.35           14.35
15851215       6ML                      6           1                9.1              9.1            15.1
15851223       6ML                      6           1               7.99             7.99           13.99
15851231       6ML                      6           1                8.2              8.2            14.2
15851249       6ML                      6           1               8.99             8.99           14.99
15851256       6ML                      6           1                7.6              7.6            13.6
15851264       6ML                      6           1                8.3              8.3            14.3
15851280       6ML                      6           1               7.45             7.45           13.45
15851298       6ML                      6           1                  7                7              13
15851322       6ML                      6           1                8.2              8.2            14.2
15654700       6ML                    7.5           1                  0              7.5           14.45
15665052       Fixed                    0           0                  0                0               0
15819006       6ML                    7.5           1                  0              7.5           16.05
15819022       Fixed                    0           0                  0                0               0
15819048       6ML                   6.65           1                  0             6.65           12.65
15819071       6ML                    7.5           1                  0              7.5              15
15819089       6ML                    7.5           1                  0              7.5           17.35
15819097       6ML                    7.5           1                  0              7.5           16.55
15819105       6ML                    7.5           1                  0              7.5           13.65
15819121       6ML                    7.5           1                  0              7.5           14.55
15819188       6ML                    7.5           1                  0              7.5           16.35
15664030       6ML                      6         1.5               10.5             10.5            17.5
15772940       6ML                  5.625         1.5               10.5             10.5            16.5
15772957       6ML                    5.5         1.5             10.625           10.625          17.625
15772981       6ML                   5.99         1.5             10.125           10.125          17.125
15772999       6ML                   5.99         1.5             11.125           11.125          18.125
15773005       6ML                   5.99         1.5              11.75            11.75           18.75
15773039       6ML                   5.99         1.5              11.75            11.75           17.75
15773047       6ML                   5.99         1.5               11.5             11.5            17.5
15773054       6ML                   5.75         1.5             10.625           10.625          16.625
15773070       6ML                   5.99         1.5               10.5             10.5            16.5
15818701       6ML                   5.99         1.5              11.25            11.25           18.25
15818727       6ML                   5.99         1.5              10.99            10.99           17.99
15818735       6ML                   5.99         1.5              10.99            10.99           17.99
15818750       6ML                   5.99         1.5               5.99             5.99            11.5
15818768       6ML                   5.99         1.5              10.99            10.99           16.99
15818792       6ML                  5.625         1.5             10.625           10.625          17.625
15818800       6ML                    5.5         1.5             10.625           10.625          16.625
15818818       6ML                   5.99         1.5               11.5             11.5            17.5
15818826       6ML                   5.99         1.5               11.5             11.5            17.5
15818834       6ML                   5.99         1.5             11.125           11.125          18.125
15818867       6ML                   7.25         1.5               7.75             7.75           13.75
15818875       6ML                   7.85         1.5               8.35             8.35           15.35
15818891       6ML                  6.475         1.5              6.975            6.975          13.975
15818909       6ML                  7.375         1.5                9.1              9.1            15.1
15818917       6ML                   6.45         1.5               6.95             6.95           13.95
15818925       6ML                   7.49         1.5               7.99             7.99           14.99
15818941       6ML                   5.25         1.5               8.59             8.59           14.59
15818966       6ML                  6.125         1.5             10.075           10.075          16.075
15818974       6ML                  7.375         1.5              8.875            8.875          14.875
15818990       6ML                  8.125         1.5              8.875            8.875          14.875
7904980        Fixed                    0           0                  0                0               0
7906225        Fixed                    0           0                  0                0               0
7911084        Fixed                    0           0                  0                0               0
7911092        Fixed                    0           0                  0                0               0
11887015       Fixed                    0           0                  0                0               0
11879079       Fixed                    0           0                  0                0               0
11888468       Fixed                    0           0                  0                0               0
10469694       Fixed                    0           0                  0                0               0
7804792        6ML                      6         1.5               9.75             9.75           16.75
12812384       Fixed                    0           0                  0                0               0
8071771        6ML                   7.15         1.5               10.5             10.5              17
8071698        Fixed                    0           0                  0                0               0
8075442        6ML                   4.95           1               8.02             8.02           14.02
11681672       Fixed                    0           0                  0                0               0
8171944        Fixed                    0           0                  0                0               0
3472990        Fixed                    0           0                  0                0               0
8161473        Fixed                    0           0                  0                0               0
8164170        Fixed                    0           0                  0                0               0
8182339        6ML                   6.25           1              10.35            10.35           16.35
8182354        Fixed                    0           0                  0                0               0
8172926        Fixed                    0           0                  0                0               0
8172959        Fixed                    0           0                  0                0               0
3392941        Fixed                    0           0                  0                0               0
8179111        Fixed                    0           0                  0                0               0
8109043        Fixed                    0           0                  0                0               0
3133253        Fixed                    0           0                  0                0               0
3112877        Fixed                    0           0                  0                0               0
8187155        6ML                    6.5         1.5               9.99             9.99           16.99
8180317        Fixed                    0           0                  0                0               0
8187858        6ML                   4.75         1.5              10.65            10.65           17.65
8188013        6ML                    6.2         1.5               9.85             9.85           16.85
8189185        6ML                   6.75         1.5               12.3             12.3            19.3
5024047        Fixed                    0           0                  0                0               0
5024096        Fixed                    0           0                  0                0               0
5024385        Fixed                    0           0                  0                0               0
5025010        Fixed                    0           0                  0                0               0
5025028        Fixed                    0           0                  0                0               0
5024781        Fixed                    0           0                  0                0               0
5024344        Fixed                    0           0                  0                0               0
8271868        1YCMT                 2.75           2                  0             2.75              12
5024559        Fixed                    0           0                  0                0               0
5024435        Fixed                    0           0                  0                0               0
5024484        Fixed                    0           0                  0                0               0
8190498        6ML                   6.75           1               13.5             13.5            19.5
5025283        Fixed                    0           0                  0                0               0
5024906        Fixed                    0           0                  0                0               0
8215022        6ML                    6.5           1              12.45            12.45           18.45
5025432        Fixed                    0           0                  0                0               0
5025523        Fixed                    0           0                  0                0               0
5026091        Fixed                    0           0                  0                0               0
5026372        Fixed                    0           0                  0                0               0
7131808        Fixed                    0           0                  0                0               0
8161549        Fixed                    0           0                  0                0               0
8154429        6ML                   7.25           1              10.75            10.75           17.75
8161556        6ML                    6.5           1               9.25             9.25           16.25
8154650        Fixed                    0           0                  0                0               0
8154684        Fixed                    0           0                  0                0               0
8154783        Fixed                    0           0                  0                0               0
8154890        Fixed                    0           0                  0                0               0
8161788        Fixed                    0           0                  0                0               0
8155111        Fixed                    0           0                  0                0               0
5018429        Fixed                    0           0                  0                0               0
5018239        Fixed                    0           0                  0                0               0
5017991        Fixed                    0           0                  0                0               0
5018072        Fixed                    0           0                  0                0               0
5017975        Fixed                    0           0                  0                0               0
5022967        Fixed                    0           0                  0                0               0
5018304        Fixed                    0           0                  0                0               0
5023007        Fixed                    0           0                  0                0               0
5018437        Fixed                    0           0                  0                0               0
5022926        Fixed                    0           0                  0                0               0
5018585        Fixed                    0           0                  0                0               0
5018346        Fixed                    0           0                  0                0               0
5018544        Fixed                    0           0                  0                0               0
5022710        Fixed                    0           0                  0                0               0
5022587        Fixed                    0           0                  0                0               0
8158321        Fixed                    0           0                  0                0               0
8163099        Fixed                    0           0                  0                0               0
5022660        Fixed                    0           0                  0                0               0
8163164        Fixed                    0           0                  0                0               0
8112880        Fixed                    0           0                  0                0               0
8112948        Fixed                    0           0                  0                0               0
8160095        Fixed                    0           0                  0                0               0
5022603        Fixed                    0           0                  0                0               0
5023296        Fixed                    0           0                  0                0               0
5021969        Fixed                    0           0                  0                0               0
8116154        Fixed                    0           0                  0                0               0
5021944        Fixed                    0           0                  0                0               0
5023148        Fixed                    0           0                  0                0               0
8161010        6ML                    6.5         1.5               10.4             10.4            17.4
5023684        Fixed                    0           0                  0                0               0
5023635        Fixed                    0           0                  0                0               0
8164683        6ML                   5.75           1              10.15            10.15           16.15
8050999        Fixed                    0           0                  0                0               0
8156168        Fixed                    0           0                  0                0               0
8156366        6ML                   6.99           1               9.75             9.75           15.75
8162109        6ML                   6.99           1               10.5             10.5            16.5
8162125        Fixed                    0           0                  0                0               0
8156671        Fixed                    0           0                  0                0               0
8156713        Fixed                    0           0                  0                0               0
8162232        6ML                   6.75           1              10.95            10.95           16.95
8162638        Fixed                    0           0                  0                0               0
8162653        6ML                    6.5           1               10.7             10.7            16.7
8164808        6ML                    5.5           1               11.5             11.5            17.5
8164857        6ML                  6.875           1               11.5             11.5            17.5
8165383        6ML                      6           1              11.75            11.75           17.75
8165680        6ML                    6.5           1             10.905           10.905          16.905
8166522        6ML                  5.125           1              9.125            9.125          15.125
8166837        6ML                   6.25           1             10.875           10.875          16.875
8166936        6ML                   5.75           1              9.425            9.425          15.425
8167496        6ML                  5.375           1                9.5              9.5            16.5
12818639       Fixed                    0           0                  0                0               0
12820387       Fixed                    0           0                  0                0               0
12821054       Fixed                    0           0                  0                0               0
12845335       Fixed                    0           0                  0                0               0
12851465       Fixed                    0           0                  0                0               0
12851960       Fixed                    0           0                  0                0               0
12855698       Fixed                    0           0                  0                0               0
12857561       Fixed                    0           0                  0                0               0
12861696       Fixed                    0           0                  0                0               0
8046666        6ML                      7           1                  0                7            17.5
8047367        Fixed                    0           0                  0                0               0
8076754        6ML                    7.5           1                  0              7.5            18.5
8076861        Fixed                    0           0                  0                0               0
8076838        6ML                    7.4           1                  0              7.4           17.99
8140162        Fixed                    0           0                  0                0               0
8122137        Fixed                    0           0                  0                0               0
8141459        Fixed                    0           0                  0                0               0
8141814        Fixed                    0           0                  0                0               0
8142812        Fixed                    0           0                  0                0               0
8142952        Fixed                    0           0                  0                0               0
8106726        Fixed                    0           0                  0                0               0
8146615        Fixed                    0           0                  0                0               0
8146714        Fixed                    0           0                  0                0               0
8148215        Fixed                    0           0                  0                0               0
8150302        Fixed                    0           0                  0                0               0
8150427        Fixed                    0           0                  0                0               0
5019096        Fixed                    0           0                  0                0               0
8107120        Fixed                    0           0                  0                0               0
8107435        Fixed                    0           0                  0                0               0
5018932        Fixed                    0           0                  0                0               0
8107476        Fixed                    0           0                  0                0               0
7161011        Fixed                    0           0                  0                0               0
8109324        Fixed                    0           0                  0                0               0
8095606        Fixed                    0           0                  0                0               0
5018734        Fixed                    0           0                  0                0               0
5022231        Fixed                    0           0                  0                0               0
8110439        Fixed                    0           0                  0                0               0
8111452        Fixed                    0           0                  0                0               0
8112484        Fixed                    0           0                  0                0               0
8114357        Fixed                    0           0                  0                0               0
8128316        Fixed                    0           0                  0                0               0
8114910        Fixed                    0           0                  0                0               0
8129074        Fixed                    0           0                  0                0               0
8057952        Fixed                    0           0                  0                0               0
8062952        Fixed                    0           0                  0                0               0
8100729        6ML                   3.75           1               7.95             7.95           13.95
3197209        Fixed                    0           0                  0                0               0
8096422        Fixed                    0           0                  0                0               0
8121469        Fixed                    0           0                  0                0               0
7139298        Fixed                    0           0                  0                0               0
8121717        6ML                    6.5           1              10.99            10.99           16.99
8121725        Fixed                    0           0                  0                0               0
8053910        Fixed                    0           0                  0                0               0
8054165        Fixed                    0           0                  0                0               0
8054751        Fixed                    0           0                  0                0               0
8097271        Fixed                    0           0                  0                0               0
8101255        6ML                    5.8           1               8.78             8.78           14.78
8092652        Fixed                    0           0                  0                0               0
8119455        6ML                   5.95           1               9.25             9.25           15.25
8101339        6ML                   5.95           1               9.72             9.72           15.72
8097792        6ML                    6.7           1              11.21            11.21           17.21
8097842        6ML                   6.25           1               11.1             11.1            17.1
8152738        Fixed                    0           0                  0                0               0
8095044        6ML                   6.55           1              10.77            10.77           16.77
8150906        Fixed                    0           0                  0                0               0
8098188        6ML                    5.7           1               9.02             9.02           15.02
8092694        Fixed                    0           0                  0                0               0
8098626        6ML                    5.8           1              10.13            10.13           16.13
8151045        Fixed                    0           0                  0                0               0
8151052        6ML                   5.45           1               9.99             9.99           15.99
8099012        6ML                    7.5           1              12.89            12.89           18.89
8099046        6ML                    4.5           1              11.06            11.06           17.06
8099145        Fixed                    0           0                  0                0               0
8099152        6ML                  5.125           1              11.05            11.05           17.05
8119539        6ML                    6.7           1              10.96            10.96           16.96
8151128        Fixed                    0           0                  0                0               0
8099483        6ML                   4.75           1              9.125            9.125          15.125
8099491        Fixed                    0           0                  0                0               0
8099657        6ML                  6.375           1             11.305           11.305          17.305
8151367        Fixed                    0           0                  0                0               0
8100117        Fixed                    0           0                  0                0               0
8100224        6ML                   6.05           1               9.99             9.99           15.99
8100240        Fixed                    0           0                  0                0               0
8100273        Fixed                    0           0                  0                0               0
8120362        6ML                   5.25           1             11.325           11.325          17.325
8151672        Fixed                    0           0                  0                0               0
8151797        6ML                  4.625           1             10.505           10.505          16.505
8151821        6ML                  4.125           1             10.135           10.135          16.135
8100554        6ML                    6.3           1               9.73             9.73           15.73
8152068        6ML                    7.5           1              13.39            13.39           19.39
8152084        6ML                    4.5           1              10.26            10.26           16.26
8095218        Fixed                    0           0                  0                0               0
8153017        Fixed                    0           0                  0                0               0
8101859        Fixed                    0           0                  0                0               0
8123150        Fixed                    0           0                  0                0               0
8124059        Fixed                    0           0                  0                0               0
8124125        Fixed                    0           0                  0                0               0
8124398        Fixed                    0           0                  0                0               0
8124687        Fixed                    0           0                  0                0               0
8125015        Fixed                    0           0                  0                0               0
5017611        Fixed                    0           0                  0                0               0
5018759        Fixed                    0           0                  0                0               0
5027750        Fixed                    0           0                  0                0               0
5026976        Fixed                    0           0                  0                0               0
5026844        Fixed                    0           0                  0                0               0
5027107        Fixed                    0           0                  0                0               0
5026711        Fixed                    0           0                  0                0               0
5027867        Fixed                    0           0                  0                0               0
5027552        Fixed                    0           0                  0                0               0
5027685        Fixed                    0           0                  0                0               0
5027602        Fixed                    0           0                  0                0               0
5027644        Fixed                    0           0                  0                0               0
8297152        6ML                   6.88           1              11.25            11.25           17.25
8283285        Fixed                    0           0                  0                0               0
8283442        6ML                    5.8           1                9.2              9.2            16.2
8283970        6ML                  6.375           1              10.51            10.51           16.51
8284341        Fixed                    0           0                  0                0               0
8284366        6ML                   7.35           1              11.23            11.23           17.23
8284200        Fixed                    0           0                  0                0               0
8300949        Fixed                    0           0                  0                0               0
8300865        6ML                   6.35           1              10.69            10.69           16.69
8291460        Fixed                    0           0                  0                0               0
7146665        Fixed                    0           0                  0                0               0
8108789        Fixed                    0           0                  0                0               0
3161601        Fixed                    0           0                  0                0               0
3168960        Fixed                    0           0                  0                0               0
8286544        Fixed                    0           0                  0                0               0
8286676        6ML                   6.75         1.5              13.99            13.99           20.99
8286833        6ML                   5.95         1.5               9.79             9.79           16.79
8286890        Fixed                    0           0                  0                0               0
8287104        6ML                    6.5         1.5               11.5             11.5            18.5
8287120        Fixed                    0           0                  0                0               0
8288029        Fixed                    0           0                  0                0               0
8287484        6ML                    6.2         1.5               9.95             9.95           16.95
8288086        Fixed                    0           0                  0                0               0
8287625        6ML                   5.75         1.5               9.75             9.75           16.75
8288250        Fixed                    0           0                  0                0               0
8288292        Fixed                    0           0                  0                0               0
8287831        6ML                    6.5         1.5                 12               12              19
8288334        Fixed                    0           0                  0                0               0
8288557        6ML                    6.5         1.5               9.99             9.99           16.99
8288656        Fixed                    0           0                  0                0               0
8288672        Fixed                    0           0                  0                0               0
8288839        Fixed                    0           0                  0                0               0
8288847        Fixed                    0           0                  0                0               0
8288912        Fixed                    0           0                  0                0               0
8288987        Fixed                    0           0                  0                0               0
8289308        6ML                   6.45         1.5               9.95             9.95           16.95
8289480        6ML                   6.45         1.5              10.58            10.58           17.58
8176562        Fixed                    0           0                  0                0               0
5026281        Fixed                    0           0                  0                0               0
5026299        Fixed                    0           0                  0                0               0
8286338        Fixed                    0           0                  0                0               0
8279739        6ML                    6.5           1             10.846           10.846          16.846
8279788        6ML                      4           1               8.75             8.75           14.75
8279846        6ML                  6.375           1              10.89            10.89           16.89
8280018        6ML                  3.465           1               9.25             9.25           15.25
8280117        6ML                  7.125           1               11.5             11.5            17.5
8300360        6ML                  5.875           1              10.25            10.25           16.25
8299992        Fixed                    0           0                  0                0               0
8297186        Fixed                    0           0                  0                0               0
8299265        Fixed                    0           0                  0                0               0
8299356        Fixed                    0           0                  0                0               0
8297475        6ML                  6.875           1                 12               12              18
8297004        Fixed                    0           0                  0                0               0
8296873        Fixed                    0           0                  0                0               0
8296790        Fixed                    0           0                  0                0               0
8286478        Fixed                    0           0                  0                0               0
8299075        6ML                      6           1               8.75             8.75           14.75
8294308        Fixed                    0           0                  0                0               0
8294381        Fixed                    0           0                  0                0               0
8294399        Fixed                    0           0                  0                0               0
8282287        6ML                   5.99           1              10.95            10.95           16.95
5026919        Fixed                    0           0                  0                0               0
8280380        6ML                  5.125           1              10.95            10.95           16.95
8280414        6ML                      6           1              13.25            13.25           19.25
8280687        Fixed                    0           0                  0                0               0
8280828        Fixed                    0           0                  0                0               0
8281123        6ML                  6.625           1             12.875           12.875          18.875
8281180        Fixed                    0           0                  0                0               0
8281545        6ML                      6           1             13.325           13.325          19.325
8281834        6ML                  7.375           1                 12               12              18
8281933        6ML                   6.25           1              11.15            11.15           17.15
8281958        6ML                      6           1             13.325           13.325          19.325
8282121        Fixed                    0           0                  0                0               0
8296907        Fixed                    0           0                  0                0               0
8298754        6ML                  5.375           1             12.575           12.575          18.575
8298481        6ML                   6.63           1              11.55            11.55           17.55
8297996        6ML                      6           1              11.18            11.18           17.18
8300402        6ML                   6.25           1              9.125            9.125          15.125
8300451        Fixed                    0           0                  0                0               0
8297590        6ML                   5.88           1               11.3             11.3            17.3
8300303        6ML                      7           1              12.25            12.25           18.25
8299596        6ML                   6.38           1               12.5             12.5            18.5
15669328       6ML                    5.3           1                  0              5.3            12.3
15669484       Fixed                    0           0                  0                0               0
15669930       Fixed                    0           0                  0                0               0
15670110       6ML                   8.58           1                  0             8.58           15.58
15670458       Fixed                    0           0                  0                0               0
15825938       6ML                   5.85           1                  0             5.85            13.7
15825946       6ML                   8.85           1                  0             8.85           15.85
15825953       6ML                   8.35           1                  0             8.35           15.35
15825987       6ML                   7.05           1                  0             7.05           14.05
15825995       6ML                   7.25           1                  0             7.25           14.25
15826001       6ML                    6.9           1                  0              6.9            13.9
15826019       6ML                    8.8           1                  0              8.8            15.8
15826027       6ML                   7.75           1                  0             7.75           14.75
15826035       6ML                    8.1           1                  0              8.1            15.1
15826043       Fixed                    0           0                  0                0               0
15826050       6ML                   6.85           1                  0             6.85           13.85
15826068       Fixed                    0           0                  0                0               0
15826076       6ML                   8.38           1                  0             8.38           15.38
15826084       6ML                    9.2           1                  0              9.2            16.2
15826092       Fixed                    0           0                  0                0               0
15826100       6ML                    5.9           1                  0              5.9            13.4
15826118       6ML                    6.4           1                  0              6.4            13.4
15826126       6ML                    7.3           1                  0              7.3            14.3
15826134       6ML                    5.1           1                  0              5.1            12.6
15826142       6ML                   4.85           1                  0             4.85           12.35
15826159       6ML                  7.575           1                  0            7.575          14.575
15826175       6ML                   5.09           1                  0             5.09           12.59
15826183       6ML                    6.1           1                  0              6.1            13.6
15826191       6ML                    4.8           1                  0              4.8            12.3
15826209       6ML                   7.75           1                  0             7.75           14.75
15826217       6ML                   5.25           1                  0             5.25           12.75
15826233       6ML                   7.25           1                  0             7.25           14.75
15826241       6ML                   5.75           1                  0             5.75           13.25
15826258       6ML                   5.35           1                  0             5.35           12.85
15826266       6ML                   6.35           1                  0             6.35           13.85
15826274       6ML                   7.25           1                  0             7.25           16.05
15826282       6ML                   7.85           1                  0             7.85           15.35
15826290       6ML                      6           1                  0                6            13.5
15826308       6ML                   6.35           1                  0             6.35           13.85
15826316       6ML                      5           1                  0                5            12.5
15826324       6ML                   6.05           1                  0             6.05           13.05
15826332       Fixed                    0           0                  0                0               0
15826340       6ML                   6.05           1                  0             6.05           13.55
15826365       6ML                    5.5           1                  0              5.5            12.3
15826381       6ML                   7.35           1                  0             7.35           14.85
15826399       6ML                   6.55           1                  0             6.55           14.05
15826407       6ML                  6.425           1                  0            6.425          13.425
15826415       6ML                   6.35           1                  0             6.35           12.35
15826456       6ML                    7.3           1                  0              7.3            14.8
15826464       Fixed                    0           0                  0                0               0
15826472       6ML                    7.6           1                  0              7.6            15.1
15826480       Fixed                    0           0                  0                0               0
15826506       6ML                    6.1           1                  0              6.1            13.6
15826514       6ML                    6.1           1                  0              6.1            13.6
15826522       Fixed                    0           0                  0                0               0
15826530       6ML                   5.95           1                  0             5.95           12.95
15826548       6ML                   6.75           1                  0             6.75           14.25
15826555       6ML                    5.1           1                  0              5.1            12.6
15826563       6ML                    8.2           1                  0              8.2            15.7
15826571       6ML                   7.35           1                  0             7.35           14.85
15826589       6ML                   7.78           1                  0             7.78           15.28
15826605       6ML                   6.55           1                  0             6.55            14.2
15826621       6ML                   5.45           1                  0             5.45           12.95
15826639       6ML                    8.8           1                  0              8.8            15.8
15826654       6ML                    7.5           1                  0              7.5              15
15826662       Fixed                    0           0                  0                0               0
15826670       6ML                   7.75           1                  0             7.75           14.75
15826688       6ML                   6.65           1                  0             6.65           14.15
15826696       6ML                   7.25           1                  0             7.25           14.75
15826704       6ML                      6           1                  0                6            13.5
15826712       6ML                   7.49           1                  0             7.49           14.99
15826720       6ML                    6.1           1                  0              6.1            13.6
15826738       6ML                   5.85           1                  0             5.85           12.99
15826746       6ML                   5.45           1                  0             5.45           12.95
15826753       6ML                    7.3           1                  0              7.3            14.8
15826761       6ML                    6.4           1                  0              6.4            13.9
15826779       6ML                   6.25           1                  0             6.25           13.75
15826787       6ML                   5.75           1                  0             5.75           13.25
15826795       6ML                   7.25           1                  0             7.25           14.25
15826829       6ML                   7.25           1                  0             7.25           15.75
15826837       6ML                    7.1           1                  0              7.1            14.6
15826845       6ML                   5.85           1                  0             5.85           13.35
15826852       6ML                    7.6           1                  0              7.6           14.16
15826860       6ML                   8.35           1                  0             8.35           15.85
15826886       Fixed                    0           0                  0                0               0
15826902       6ML                    6.1           1                  0              6.1            13.6
15831324       Fixed                    0           0                  0                0               0
15831357       Fixed                    0           0                  0                0               0
15831365       Fixed                    0           0                  0                0               0
15831373       Fixed                    0           0                  0                0               0
15831381       Fixed                    0           0                  0                0               0
15831415       Fixed                    0           0                  0                0               0
15831449       Fixed                    0           0                  0                0               0
15831456       Fixed                    0           0                  0                0               0
15831464       Fixed                    0           0                  0                0               0
15831472       Fixed                    0           0                  0                0               0
15831480       Fixed                    0           0                  0                0               0
15831498       Fixed                    0           0                  0                0               0
15831514       Fixed                    0           0                  0                0               0
15831522       Fixed                    0           0                  0                0               0
15831548       Fixed                    0           0                  0                0               0
15831555       Fixed                    0           0                  0                0               0
15831589       Fixed                    0           0                  0                0               0
15831605       Fixed                    0           0                  0                0               0
15831613       Fixed                    0           0                  0                0               0
15831621       Fixed                    0           0                  0                0               0
15831654       Fixed                    0           0                  0                0               0
15831670       Fixed                    0           0                  0                0               0
15831696       Fixed                    0           0                  0                0               0
15831704       Fixed                    0           0                  0                0               0
15831712       Fixed                    0           0                  0                0               0
15831720       Fixed                    0           0                  0                0               0
15831746       Fixed                    0           0                  0                0               0
15831761       Fixed                    0           0                  0                0               0
15831787       Fixed                    0           0                  0                0               0
15831795       Fixed                    0           0                  0                0               0
15831803       Fixed                    0           0                  0                0               0
15831811       Fixed                    0           0                  0                0               0
15831829       Fixed                    0           0                  0                0               0
15831845       Fixed                    0           0                  0                0               0
15831860       Fixed                    0           0                  0                0               0
15831878       Fixed                    0           0                  0                0               0
15831886       Fixed                    0           0                  0                0               0
15831902       Fixed                    0           0                  0                0               0
15831936       Fixed                    0           0                  0                0               0
15831944       Fixed                    0           0                  0                0               0
15831951       Fixed                    0           0                  0                0               0
15831969       Fixed                    0           0                  0                0               0
15831977       Fixed                    0           0                  0                0               0
15831993       Fixed                    0           0                  0                0               0
15832009       Fixed                    0           0                  0                0               0
15832017       Fixed                    0           0                  0                0               0
15832025       Fixed                    0           0                  0                0               0
15832033       Fixed                    0           0                  0                0               0
15832058       Fixed                    0           0                  0                0               0
15832074       Fixed                    0           0                  0                0               0
15832082       Fixed                    0           0                  0                0               0
15832124       Fixed                    0           0                  0                0               0
15832132       Fixed                    0           0                  0                0               0
15832140       Fixed                    0           0                  0                0               0
15832157       Fixed                    0           0                  0                0               0
15832165       Fixed                    0           0                  0                0               0
15832173       Fixed                    0           0                  0                0               0
15832199       Fixed                    0           0                  0                0               0
15832207       Fixed                    0           0                  0                0               0
15832215       Fixed                    0           0                  0                0               0
15832223       Fixed                    0           0                  0                0               0
15832231       Fixed                    0           0                  0                0               0
15832249       Fixed                    0           0                  0                0               0
15832256       Fixed                    0           0                  0                0               0
15832264       Fixed                    0           0                  0                0               0
15832298       Fixed                    0           0                  0                0               0
15832306       Fixed                    0           0                  0                0               0
15832322       Fixed                    0           0                  0                0               0
15832348       Fixed                    0           0                  0                0               0
15832371       Fixed                    0           0                  0                0               0
15832389       Fixed                    0           0                  0                0               0
15832397       Fixed                    0           0                  0                0               0
15832405       Fixed                    0           0                  0                0               0
15832413       Fixed                    0           0                  0                0               0
15832421       Fixed                    0           0                  0                0               0
15832447       Fixed                    0           0                  0                0               0
15832470       Fixed                    0           0                  0                0               0
15832496       Fixed                    0           0                  0                0               0
15832504       Fixed                    0           0                  0                0               0
15832538       Fixed                    0           0                  0                0               0
15832546       Fixed                    0           0                  0                0               0
15832553       Fixed                    0           0                  0                0               0
15832561       Fixed                    0           0                  0                0               0
15832587       Fixed                    0           0                  0                0               0
15832595       Fixed                    0           0                  0                0               0
15832603       Fixed                    0           0                  0                0               0
15832611       Fixed                    0           0                  0                0               0
15832629       Fixed                    0           0                  0                0               0
15832637       Fixed                    0           0                  0                0               0
15832652       Fixed                    0           0                  0                0               0
15832678       Fixed                    0           0                  0                0               0
15832694       Fixed                    0           0                  0                0               0
15832702       Fixed                    0           0                  0                0               0
15832710       Fixed                    0           0                  0                0               0
15832728       Fixed                    0           0                  0                0               0
15832744       Fixed                    0           0                  0                0               0
15832751       Fixed                    0           0                  0                0               0
15832769       Fixed                    0           0                  0                0               0
15832785       Fixed                    0           0                  0                0               0
15832793       Fixed                    0           0                  0                0               0
15832819       Fixed                    0           0                  0                0               0
15832827       Fixed                    0           0                  0                0               0
15832835       Fixed                    0           0                  0                0               0
15832843       Fixed                    0           0                  0                0               0
15832850       Fixed                    0           0                  0                0               0
15832876       Fixed                    0           0                  0                0               0
15832892       Fixed                    0           0                  0                0               0
15832900       Fixed                    0           0                  0                0               0
15832918       Fixed                    0           0                  0                0               0
15832934       Fixed                    0           0                  0                0               0
15832975       Fixed                    0           0                  0                0               0
15832983       Fixed                    0           0                  0                0               0
15832991       Fixed                    0           0                  0                0               0
15833015       Fixed                    0           0                  0                0               0
15833056       Fixed                    0           0                  0                0               0
15833064       Fixed                    0           0                  0                0               0
15833072       Fixed                    0           0                  0                0               0
15833098       Fixed                    0           0                  0                0               0
15833106       Fixed                    0           0                  0                0               0
15833114       Fixed                    0           0                  0                0               0
15833122       Fixed                    0           0                  0                0               0
15833130       Fixed                    0           0                  0                0               0
15833171       Fixed                    0           0                  0                0               0
15833197       Fixed                    0           0                  0                0               0
15833205       Fixed                    0           0                  0                0               0
15833213       Fixed                    0           0                  0                0               0
15833221       Fixed                    0           0                  0                0               0
15833239       Fixed                    0           0                  0                0               0
15833247       Fixed                    0           0                  0                0               0
15833254       Fixed                    0           0                  0                0               0
15833262       Fixed                    0           0                  0                0               0
15833270       Fixed                    0           0                  0                0               0
15833288       Fixed                    0           0                  0                0               0
15833304       Fixed                    0           0                  0                0               0
15833312       Fixed                    0           0                  0                0               0
15833346       Fixed                    0           0                  0                0               0
15578677       6ML                   5.99           2               8.79             8.79           15.79
15585185       Fixed                    0           0                  0                0               0
15585631       6ML                   5.99           2               7.24             7.24           14.24
15662109       6ML                   5.99           2               6.09             6.09           13.09
15662125       6ML                   5.99           2                6.5              6.5            13.5
15643729       Fixed                    0           0                  0                0               0
15643760       6ML                    5.7           2               7.64             7.64           14.64
15662208       Fixed                    0           0                  0                0               0
15644347       6ML                   5.99           2               7.69             7.69           14.69
15644545       6ML                   5.25           2               9.74             9.74           16.74
15647670       6ML                   5.99           2                  8                8              15
15816853       6ML                   5.25           1                8.7              8.7            13.7
15816861       6ML                   5.25           1                7.3              7.3            12.3
15816879       6ML                   5.25           1                8.5              8.5            13.5
15816887       6ML                   5.99           1               10.4             10.4            15.4
15816895       Fixed                    0           0                  0                0               0
15816937       6ML                   5.25           1               7.15             7.15           12.15
15816945       6ML                      6           1               7.75             7.75           12.75
15816952       6ML                   5.25           1               8.75             8.75           13.75
15816960       Fixed                    0           0                  0                0               0
15816978       Fixed                    0           0                  0                0               0
15816986       6ML                   5.99           1               7.99             7.99           12.99
15816994       6ML                   5.25           1               8.68             8.68           13.68
15817018       Fixed                    0           0                  0                0               0
15817026       6ML                    5.5           1                8.9              8.9            13.9
15817034       6ML                   5.99           1                9.1              9.1            14.1
15817042       Fixed                    0           0                  0                0               0
15817067       6ML                   5.25           1               8.05             8.05           13.05
15817075       Fixed                    0           0                  0                0               0
15817083       6ML                   5.25           1                7.9              7.9            12.9
15817091       6ML                   5.25           1                8.5              8.5            13.5
15817109       6ML                    5.4           1                 10               10              15
15817117       6ML                   5.25           1                6.7              6.7            11.7
15817125       Fixed                    0           0                  0                0               0
15817133       Fixed                    0           0                  0                0               0
15817141       6ML                   5.25           1               8.05             8.05           13.05
15817158       Fixed                    0           0                  0                0               0
15817166       Fixed                    0           0                  0                0               0
15817174       6ML                   5.99           1                8.4              8.4            13.4
15817182       6ML                   5.25           1               5.85             5.85           10.85
15817281       6ML                   5.99           1                9.4              9.4            14.4
15818503       Fixed                    0           0                  0                0               0
15774789       Fixed                    0           0                  0                0               0
15774847       Fixed                    0           0                  0                0               0
15774987       6ML                   7.99         1.5               8.99             8.99           15.99
15775026       Fixed                    0           0                  0                0               0
15775117       Fixed                    0           0                  0                0               0
15830458       Fixed                    0           0                  0                0               0
15830466       Fixed                    0           0                  0                0               0
15830474       Fixed                    0           0                  0                0               0
15830490       Fixed                    0           0                  0                0               0
15830516       Fixed                    0           0                  0                0               0
15830524       Fixed                    0           0                  0                0               0
15830532       6ML                   8.24         1.5               9.49             9.49           16.49
15830540       Fixed                    0           0                  0                0               0
15830557       Fixed                    0           0                  0                0               0
15830565       Fixed                    0           0                  0                0               0
15830581       Fixed                    0           0                  0                0               0
15830607       Fixed                    0           0                  0                0               0
15830615       Fixed                    0           0                  0                0               0
15830623       6ML                   7.24         1.5               8.49             8.49           15.49
15772890       Fixed                    0           0                  0                0               0
15852999       Fixed                    0           0                  0                0               0
15853013       6ML                    7.7           1                  0              7.7            15.7
15853039       6ML                   7.49           1                  0             7.49           14.49
15853047       6ML                   6.75           1                  0             6.75           13.75
15853054       Fixed                    0           0                  0                0               0
15853070       Fixed                    0           0                  0                0               0
15653249       6ML                   5.99           1               6.99             6.99           12.99
15752132       Fixed                    0           0                  0                0               0
15752181       Fixed                    0           0                  0                0               0
15752207       Fixed                    0           0                  0                0               0
15752223       6ML                   8.25         1.5               9.39             9.39           16.39
15752249       Fixed                    0           0                  0                0               0
15752264       Fixed                    0           0                  0                0               0
15752280       Fixed                    0           0                  0                0               0
15752306       Fixed                    0           0                  0                0               0
15752322       Fixed                    0           0                  0                0               0
15752348       Fixed                    0           0                  0                0               0
15752363       Fixed                    0           0                  0                0               0
15752405       Fixed                    0           0                  0                0               0
15752421       Fixed                    0           0                  0                0               0
15752447       Fixed                    0           0                  0                0               0
15752462       Fixed                    0           0                  0                0               0
15752488       Fixed                    0           0                  0                0               0
15752504       Fixed                    0           0                  0                0               0
15752520       Fixed                    0           0                  0                0               0
15752546       Fixed                    0           0                  0                0               0
15752561       Fixed                    0           0                  0                0               0
15752587       Fixed                    0           0                  0                0               0
15752603       Fixed                    0           0                  0                0               0
15752629       Fixed                    0           0                  0                0               0
15752645       Fixed                    0           0                  0                0               0
15752660       Fixed                    0           0                  0                0               0
15752686       Fixed                    0           0                  0                0               0
15752728       Fixed                    0           0                  0                0               0
15752744       Fixed                    0           0                  0                0               0
15752769       Fixed                    0           0                  0                0               0
15752801       Fixed                    0           0                  0                0               0
15752827       Fixed                    0           0                  0                0               0
15752843       Fixed                    0           0                  0                0               0
15752868       Fixed                    0           0                  0                0               0
15752884       Fixed                    0           0                  0                0               0
15752900       Fixed                    0           0                  0                0               0
15752926       Fixed                    0           0                  0                0               0
15752934       Fixed                    0           0                  0                0               0
15816069       Fixed                    0           0                  0                0               0
15816077       Fixed                    0           0                  0                0               0
15816093       6ML                    7.5         1.5               8.74             8.74           15.74
15754328       Fixed                    0           0                  0                0               0
15754344       Fixed                    0           0                  0                0               0
15754369       Fixed                    0           0                  0                0               0
15754385       Fixed                    0           0                  0                0               0
15754401       6ML                  6.375         1.5              6.625            6.625          13.625
15754427       Fixed                    0           0                  0                0               0
15754443       Fixed                    0           0                  0                0               0
15754468       Fixed                    0           0                  0                0               0
15754484       Fixed                    0           0                  0                0               0
15754500       Fixed                    0           0                  0                0               0
15754526       Fixed                    0           0                  0                0               0
15754542       Fixed                    0           0                  0                0               0
15754567       Fixed                    0           0                  0                0               0
15754583       Fixed                    0           0                  0                0               0
15754609       Fixed                    0           0                  0                0               0
15754625       Fixed                    0           0                  0                0               0
15754641       Fixed                    0           0                  0                0               0
15754708       Fixed                    0           0                  0                0               0
15754724       Fixed                    0           0                  0                0               0
15754740       Fixed                    0           0                  0                0               0
15754765       Fixed                    0           0                  0                0               0
15754781       Fixed                    0           0                  0                0               0
15754807       Fixed                    0           0                  0                0               0
15754823       Fixed                    0           0                  0                0               0
15754849       Fixed                    0           0                  0                0               0
15754864       Fixed                    0           0                  0                0               0
15754880       Fixed                    0           0                  0                0               0
15754906       Fixed                    0           0                  0                0               0
15754922       Fixed                    0           0                  0                0               0
15754948       Fixed                    0           0                  0                0               0
15754963       Fixed                    0           0                  0                0               0
15755002       Fixed                    0           0                  0                0               0
15755028       Fixed                    0           0                  0                0               0
15755044       Fixed                    0           0                  0                0               0
15755069       Fixed                    0           0                  0                0               0
15755085       Fixed                    0           0                  0                0               0
15755101       Fixed                    0           0                  0                0               0
15755127       Fixed                    0           0                  0                0               0
15755143       Fixed                    0           0                  0                0               0
15755168       Fixed                    0           0                  0                0               0
15755176       Fixed                    0           0                  0                0               0
15755192       Fixed                    0           0                  0                0               0
15755218       Fixed                    0           0                  0                0               0
15755242       Fixed                    0           0                  0                0               0
15755267       Fixed                    0           0                  0                0               0
15755283       Fixed                    0           0                  0                0               0
15755309       Fixed                    0           0                  0                0               0
15755325       Fixed                    0           0                  0                0               0
15755366       Fixed                    0           0                  0                0               0
15755382       Fixed                    0           0                  0                0               0
15755408       Fixed                    0           0                  0                0               0
15755440       Fixed                    0           0                  0                0               0
15755465       Fixed                    0           0                  0                0               0
15755622       Fixed                    0           0                  0                0               0
15816135       Fixed                    0           0                  0                0               0
15816150       Fixed                    0           0                  0                0               0
15755994       Fixed                    0           0                  0                0               0
15816176       6ML                    7.5         1.5                9.1              9.1            16.1
15816192       Fixed                    0           0                  0                0               0
15756372       Fixed                    0           0                  0                0               0
15756869       Fixed                    0           0                  0                0               0
15756943       Fixed                    0           0                  0                0               0
15756968       Fixed                    0           0                  0                0               0
15757131       Fixed                    0           0                  0                0               0
15757156       Fixed                    0           0                  0                0               0
15757198       Fixed                    0           0                  0                0               0
15757214       Fixed                    0           0                  0                0               0
15757230       Fixed                    0           0                  0                0               0
15757255       Fixed                    0           0                  0                0               0
15757271       Fixed                    0           0                  0                0               0
15757297       Fixed                    0           0                  0                0               0
15757313       Fixed                    0           0                  0                0               0
15757339       Fixed                    0           0                  0                0               0
15757370       Fixed                    0           0                  0                0               0
15757396       Fixed                    0           0                  0                0               0
15757412       Fixed                    0           0                  0                0               0
15757446       Fixed                    0           0                  0                0               0
15757461       Fixed                    0           0                  0                0               0
15757487       Fixed                    0           0                  0                0               0
15757503       Fixed                    0           0                  0                0               0
15757529       Fixed                    0           0                  0                0               0
15757545       Fixed                    0           0                  0                0               0
15757560       Fixed                    0           0                  0                0               0
15757586       Fixed                    0           0                  0                0               0
15757602       Fixed                    0           0                  0                0               0
15757628       Fixed                    0           0                  0                0               0
15757644       Fixed                    0           0                  0                0               0
15757669       Fixed                    0           0                  0                0               0
15757685       Fixed                    0           0                  0                0               0
15757701       Fixed                    0           0                  0                0               0
15757727       Fixed                    0           0                  0                0               0
15757743       Fixed                    0           0                  0                0               0
15757768       Fixed                    0           0                  0                0               0
15757784       Fixed                    0           0                  0                0               0
15757800       Fixed                    0           0                  0                0               0
15757826       Fixed                    0           0                  0                0               0
15757834       Fixed                    0           0                  0                0               0
15757875       Fixed                    0           0                  0                0               0
15757891       Fixed                    0           0                  0                0               0
15757925       Fixed                    0           0                  0                0               0
15757933       Fixed                    0           0                  0                0               0
15757958       Fixed                    0           0                  0                0               0
15757982       Fixed                    0           0                  0                0               0
15758022       Fixed                    0           0                  0                0               0
15758063       Fixed                    0           0                  0                0               0
15758089       Fixed                    0           0                  0                0               0
15758188       Fixed                    0           0                  0                0               0
15758204       Fixed                    0           0                  0                0               0
15758220       Fixed                    0           0                  0                0               0
15758238       Fixed                    0           0                  0                0               0
15758279       Fixed                    0           0                  0                0               0
15758410       Fixed                    0           0                  0                0               0
15816275       Fixed                    0           0                  0                0               0
15759558       Fixed                    0           0                  0                0               0
15759608       Fixed                    0           0                  0                0               0
15759665       Fixed                    0           0                  0                0               0
15759681       Fixed                    0           0                  0                0               0
15759715       Fixed                    0           0                  0                0               0
15759731       Fixed                    0           0                  0                0               0
15759764       Fixed                    0           0                  0                0               0
15759780       Fixed                    0           0                  0                0               0
15759806       Fixed                    0           0                  0                0               0
15759848       Fixed                    0           0                  0                0               0
15759863       Fixed                    0           0                  0                0               0
15759889       Fixed                    0           0                  0                0               0
15759905       Fixed                    0           0                  0                0               0
15759921       Fixed                    0           0                  0                0               0
15759947       Fixed                    0           0                  0                0               0
15759962       Fixed                    0           0                  0                0               0
15759988       Fixed                    0           0                  0                0               0
15760044       Fixed                    0           0                  0                0               0
15760085       Fixed                    0           0                  0                0               0
15760101       Fixed                    0           0                  0                0               0
15760127       Fixed                    0           0                  0                0               0
15760143       Fixed                    0           0                  0                0               0
15760168       Fixed                    0           0                  0                0               0
15760184       Fixed                    0           0                  0                0               0
15760200       Fixed                    0           0                  0                0               0
15760226       Fixed                    0           0                  0                0               0
15760267       Fixed                    0           0                  0                0               0
15760309       Fixed                    0           0                  0                0               0
15760333       Fixed                    0           0                  0                0               0
15760358       Fixed                    0           0                  0                0               0
15760374       Fixed                    0           0                  0                0               0
15760754       Fixed                    0           0                  0                0               0
15816382       Fixed                    0           0                  0                0               0
15761182       Fixed                    0           0                  0                0               0
15761265       Fixed                    0           0                  0                0               0
15761281       Fixed                    0           0                  0                0               0
15761372       Fixed                    0           0                  0                0               0
15761448       6ML                   4.75         1.5               6.75             6.75           13.75
15761497       Fixed                    0           0                  0                0               0
15761620       6ML                    7.5         1.5                  0              7.5           15.34
15761984       6ML                   6.49         1.5                  0             6.49           15.94
15816416       6ML                      8           1                9.4              9.4            15.4
15816424       Fixed                    0           0                  0                0               0
15762289       Fixed                    0           0                  0                0               0
15762305       Fixed                    0           0                  0                0               0
15762552       Fixed                    0           0                  0                0               0
15816440       Fixed                    0           0                  0                0               0
15762982       Fixed                    0           0                  0                0               0
15763022       Fixed                    0           0                  0                0               0
15763030       Fixed                    0           0                  0                0               0
15763055       Fixed                    0           0                  0                0               0
15763071       Fixed                    0           0                  0                0               0
15763105       Fixed                    0           0                  0                0               0
15763147       Fixed                    0           0                  0                0               0
15763154       Fixed                    0           0                  0                0               0
15763170       Fixed                    0           0                  0                0               0
15763196       Fixed                    0           0                  0                0               0
15763212       Fixed                    0           0                  0                0               0
15763253       Fixed                    0           0                  0                0               0
15763295       Fixed                    0           0                  0                0               0
15763311       Fixed                    0           0                  0                0               0
15763337       Fixed                    0           0                  0                0               0
15763352       Fixed                    0           0                  0                0               0
15763378       Fixed                    0           0                  0                0               0
15763402       Fixed                    0           0                  0                0               0
15763428       6ML                    6.5         1.5               7.25             7.25           14.25
15763436       Fixed                    0           0                  0                0               0
15763469       Fixed                    0           0                  0                0               0
15763477       Fixed                    0           0                  0                0               0
15763501       Fixed                    0           0                  0                0               0
15763527       Fixed                    0           0                  0                0               0
15763584       Fixed                    0           0                  0                0               0
15763626       Fixed                    0           0                  0                0               0
15763642       Fixed                    0           0                  0                0               0
15763667       Fixed                    0           0                  0                0               0
15763683       Fixed                    0           0                  0                0               0
15763741       Fixed                    0           0                  0                0               0
15763766       Fixed                    0           0                  0                0               0
15763782       Fixed                    0           0                  0                0               0
15763790       Fixed                    0           0                  0                0               0
15763816       Fixed                    0           0                  0                0               0
15763832       Fixed                    0           0                  0                0               0
15763857       Fixed                    0           0                  0                0               0
15763873       Fixed                    0           0                  0                0               0
15763915       Fixed                    0           0                  0                0               0
15763931       Fixed                    0           0                  0                0               0
15763956       Fixed                    0           0                  0                0               0
15763972       Fixed                    0           0                  0                0               0
15763998       Fixed                    0           0                  0                0               0
15764012       Fixed                    0           0                  0                0               0
15764038       Fixed                    0           0                  0                0               0
15764053       Fixed                    0           0                  0                0               0
15764079       Fixed                    0           0                  0                0               0
15764095       Fixed                    0           0                  0                0               0
15764111       Fixed                    0           0                  0                0               0
15764178       Fixed                    0           0                  0                0               0
15764194       Fixed                    0           0                  0                0               0
15764210       Fixed                    0           0                  0                0               0
15764236       Fixed                    0           0                  0                0               0
15764251       Fixed                    0           0                  0                0               0
15764657       6ML                  7.625         1.5              8.265            8.265          15.265
15765332       Fixed                    0           0                  0                0               0
15816598       6ML                   7.25         1.5               7.95             7.95           14.95
15765548       Fixed                    0           0                  0                0               0
15765563       Fixed                    0           0                  0                0               0
15765589       Fixed                    0           0                  0                0               0
15765605       Fixed                    0           0                  0                0               0
15765621       Fixed                    0           0                  0                0               0
15765647       Fixed                    0           0                  0                0               0
15765688       Fixed                    0           0                  0                0               0
15765720       Fixed                    0           0                  0                0               0
15765746       Fixed                    0           0                  0                0               0
15765761       Fixed                    0           0                  0                0               0
15765787       Fixed                    0           0                  0                0               0
15765803       Fixed                    0           0                  0                0               0
15765829       Fixed                    0           0                  0                0               0
15765845       Fixed                    0           0                  0                0               0
15765886       Fixed                    0           0                  0                0               0
15765902       Fixed                    0           0                  0                0               0
15765928       Fixed                    0           0                  0                0               0
15765944       Fixed                    0           0                  0                0               0
15765969       Fixed                    0           0                  0                0               0
15765993       Fixed                    0           0                  0                0               0
15766017       Fixed                    0           0                  0                0               0
15766033       Fixed                    0           0                  0                0               0
15766058       Fixed                    0           0                  0                0               0
15766074       Fixed                    0           0                  0                0               0
15766116       Fixed                    0           0                  0                0               0
15766132       Fixed                    0           0                  0                0               0
15766157       Fixed                    0           0                  0                0               0
15766173       Fixed                    0           0                  0                0               0
15766199       Fixed                    0           0                  0                0               0
15766215       Fixed                    0           0                  0                0               0
15766231       Fixed                    0           0                  0                0               0
15766256       Fixed                    0           0                  0                0               0
15766314       Fixed                    0           0                  0                0               0
15766330       Fixed                    0           0                  0                0               0
15766355       Fixed                    0           0                  0                0               0
15766363       Fixed                    0           0                  0                0               0
15766397       Fixed                    0           0                  0                0               0
15766413       Fixed                    0           0                  0                0               0
15766439       Fixed                    0           0                  0                0               0
15766454       Fixed                    0           0                  0                0               0
15766462       Fixed                    0           0                  0                0               0
15766488       Fixed                    0           0                  0                0               0
15766504       Fixed                    0           0                  0                0               0
15766538       Fixed                    0           0                  0                0               0
15766553       Fixed                    0           0                  0                0               0
15766595       Fixed                    0           0                  0                0               0
15766611       Fixed                    0           0                  0                0               0
15766637       Fixed                    0           0                  0                0               0
15766660       Fixed                    0           0                  0                0               0
15766942       Fixed                    0           0                  0                0               0
15767262       Fixed                    0           0                  0                0               0
15816689       6ML                   6.75         1.5              7.475            7.475          14.475
15767866       6ML                   7.75         1.5               8.49             8.49           15.49
15767940       6ML                  7.875         1.5               8.59             8.59           15.59
15816754       6ML                  6.625         1.5              7.265            7.265          14.265
15816788       6ML                   7.25         1.5                9.8              9.8            16.8
15769706       Fixed                    0           0                  0                0               0
15769763       6ML                   7.25         1.5                7.5              7.5            14.5
15769961       6ML                    7.5         1.5                8.5              8.5            15.5
15770027       Fixed                    0           0                  0                0               0
15770043       Fixed                    0           0                  0                0               0
15770068       Fixed                    0           0                  0                0               0
15770100       Fixed                    0           0                  0                0               0
15770126       Fixed                    0           0                  0                0               0
15816812       Fixed                    0           0                  0                0               0
15816838       6ML                   8.25         1.5               9.25             9.25           16.25
15665185       Fixed                    0           0                  0                0               0
15665227       Fixed                    0           0                  0                0               0
15665250       Fixed                    0           0                  0                0               0
15666845       Fixed                    0           0                  0                0               0
15666852       Fixed                    0           0                  0                0               0
15666886       Fixed                    0           0                  0                0               0
15665292       Fixed                    0           0                  0                0               0
15665318       Fixed                    0           0                  0                0               0
15665359       Fixed                    0           0                  0                0               0
15665367       Fixed                    0           0                  0                0               0
15819204       6ML                    4.7           1               7.15             7.15           14.15
15819220       6ML                    5.1           1                8.1              8.1            15.1
15819238       6ML                   4.75           1                7.2              7.2            14.2
15819246       6ML                   6.15           1                9.2              9.2            16.2
15819253       6ML                    4.3           1               7.49             7.49           14.49
15819261       6ML                   6.05           1                8.9              8.9            15.9
15819279       6ML                    5.8           1               6.99             6.99           13.99
15819287       6ML                   5.55           1               7.99             7.99           14.99
15819295       6ML                    5.1           1               7.35             7.35           14.35
15819303       6ML                   5.75           1                8.2              8.2            15.2
15819329       6ML                    6.6           1               8.75             8.75           15.75
15819337       6ML                    5.9           1               9.14             9.14           16.14
15819345       6ML                    6.7           1               8.99             8.99           15.99
15819352       6ML                      7           1                9.6              9.6            16.6
15819360       6ML                   4.75           1              7.125            7.125          14.125
15826910       6ML                      7           3              11.49            11.49           19.49
15826936       6ML                      7           3              11.25            11.25           19.25
15826969       6ML                      7           3              11.25            11.25           19.25
15826977       6ML                      7           3              11.49            11.49           19.49
15827066       6ML                      7           3              11.49            11.49           19.49
15827082       6ML                      7           3              11.25            11.25           19.25
15827116       6ML                      7           3              11.49            11.49           19.49
15827124       6ML                      7           3              11.49            11.49           19.49
15827132       6ML                      7           3              11.49            11.49           19.49
15827157       6ML                      7           3              10.99            10.99           18.99
15827165       6ML                      7           3              11.25            11.25           19.25
15827181       6ML                      7           3              11.49            11.49           19.49
15827207       6ML                      7           3              11.49            11.49           19.49
15827215       6ML                      7           3              11.49            11.49           19.49
15827223       6ML                      7           3              11.49            11.49           19.49
15827231       6ML                      7           3              11.49            11.49           18.49
15077852       6ML                   5.75           1                  7                7              13
15120538       6ML                   5.99           1               11.1             11.1            17.1
15666654       6ML                   5.55           1                7.3              7.3            13.3
15778970       6ML                   5.75           1                7.5              7.5            13.5
15779788       6ML                    6.5           1               8.25             8.25           14.25
15779911       6ML                      6           1               7.75             7.75           13.75
15851389       6ML                  8.225           1              9.975            9.975          15.975
15851397       Fixed                    0           0                  0                0               0
15851413       6ML                   8.15           1              10.15            10.15           16.15
15851439       6ML                   6.25           1               7.85             7.85           13.85
15851454       6ML                    6.4           1               8.15             8.15           14.15
15851470       6ML                    5.8           1               7.55             7.55           13.55
15851496       6ML                   7.55           1                9.3              9.3            15.3
15851512       6ML                  6.775           1              8.525            8.525          14.525
15851561       6ML                   5.15           1                6.9              6.9            12.9
15851587       6ML                      6           1                  0                6           13.75
15851595       6ML                  6.675           1              8.425            8.425          14.425
15851603       6ML                    6.5           1               9.35             9.35           15.35
15851629       6ML                  5.525           1              7.275            7.275          13.275
15851637       6ML                   6.35           1                8.1              8.1            14.1
15851645       6ML                    4.9           1               6.65             6.65           12.65
15851678       6ML                   6.85           1                8.6              8.6            14.6
15851686       6ML                   5.55           1                7.3              7.3            13.3
15851728       6ML                   5.55           1                7.3              7.3            13.3
15851736       6ML                    6.9           1               8.65             8.65           14.65
15851744       6ML                      7           1               8.75             8.75           14.75
15851777       6ML                   6.65           1                8.4              8.4            14.4
15851785       6ML                   5.75           1                7.5              7.5            13.5
15851801       6ML                   6.15           1                7.9              7.9            13.9
15851819       6ML                      8           1               9.75             9.75           15.75
15851827       6ML                    6.5           1               8.25             8.25           14.25
15851835       6ML                   6.03           1              7.784            7.784          13.784
15851843       Fixed                    0           0                  0                0               0
15851850       6ML                   7.25           1               8.75             8.75           14.75
15851876       6ML                      7           1                7.3              7.3            13.3
15851892       6ML                   7.45           1                9.2              9.2            15.2
15851918       6ML                    6.5           1                9.2              9.2            15.2
15851926       6ML                   6.95           1                8.3              8.3            14.3
15851942       6ML                      7           1              9.825            9.825          15.825
15851967       Fixed                    0           0                  0                0               0
15851975       6ML                    4.8           1               6.55             6.55           12.55
15851983       6ML                   5.15           1                6.9              6.9            12.9
15851991       6ML                    5.3           1               7.05             7.05           13.05
15852007       6ML                   5.75           1                7.5              7.5            13.5
15852023       6ML                    6.6           1               8.35             8.35           14.35
15852031       6ML                    6.5           1               8.25             8.25           14.25
15852056       6ML                      7           1               8.75             8.75           14.75
15852072       6ML                      7           1              9.575            9.575          15.575
15852080       6ML                    6.5           1                8.7              8.7            14.7
15852106       6ML                      7           1               8.99             8.99           14.99
15852114       6ML                    6.5           1               8.55             8.55           14.55
15852122       6ML                      7           1               8.99             8.99           14.99
15852130       6ML                   5.75           1                7.5              7.5            13.5
15852148       6ML                      7           1                9.3              9.3            15.3
15852155       6ML                      7           1               9.65             9.65           15.65
15852163       6ML                      7           1               9.95             9.95           15.95
15852189       6ML                   6.85           1                8.6              8.6            14.6
15852197       6ML                  5.383           1              7.588            7.588          13.588
15852221       6ML                   6.55           1                8.3              8.3            14.3
15852239       6ML                   4.75           1              6.506            6.506          12.506
15852247       Fixed                    0           0                  0                0               0
15852254       Fixed                    0           0                  0                0               0
15852262       6ML                      7           1               9.25             9.25           15.25
15852270       6ML                   5.45           1                7.2              7.2            13.2
15852288       6ML                      7           1                9.1              9.1            15.1
15852296       6ML                      7           1               9.25             9.25           15.25
15852304       6ML                      7           1               8.85             8.85           14.85
15852312       6ML                    5.8           1               7.55             7.55           13.55
15852320       6ML                   4.94           1               6.69             6.69           12.69
15852346       6ML                    6.5           1                8.3              8.3            14.3
15852353       6ML                   4.05           1                5.8              5.8            11.8
15852361       6ML                    6.5           1               8.45             8.45           14.45
15852379       6ML                   7.35           1                9.1              9.1            15.1
15852403       6ML                   6.15           1                7.9              7.9            13.9
15852411       6ML                    6.5           1              9.975            9.975          15.975
15852437       6ML                    4.8           1               6.55             6.55           12.55
15852445       6ML                    6.5           1               8.85             8.85           14.85
15852452       6ML                    6.5           1              9.013            9.013          15.013
15852460       6ML                    5.6           1               7.35             7.35           13.35
15852478       6ML                    6.1           1               7.85             7.85           13.85
15852486       6ML                    6.5           1               9.05             9.05           15.05
15852502       6ML                    5.7           1               7.45             7.45           13.45
15852510       Fixed                    0           0                  0                0               0
15852528       6ML                  5.875           1              7.625            7.625          13.625
15852536       6ML                    6.5           1               8.25             8.25           14.25
15852544       Fixed                    0           0                  0                0               0
15852577       6ML                    6.5           1               9.55             9.55           15.55
15852593       6ML                   6.24           1               7.99             7.99           13.99
15852619       6ML                   4.74           1               6.49             6.49           12.49
15852635       6ML                  5.425           1              7.175            7.175          13.175
15852643       6ML                    6.5           1              8.613            8.613          14.613
15852650       6ML                    6.5           1               9.05             9.05           15.05
15852668       6ML                   5.45           1                7.2              7.2            13.2
15852676       6ML                    6.5           1               8.45             8.45           14.45
15852684       6ML                    6.5           1               10.4             10.4            16.4
15852726       6ML                    6.5           1                8.4              8.4            14.4
15852734       6ML                   5.74           1               7.49             7.49           13.49
15852759       6ML                   6.05           1                7.8              7.8            13.8
15852767       6ML                   6.05           1                7.8              7.8            13.8
15852775       6ML                    6.5           1               8.35             8.35           14.35
15852783       6ML                    6.1           1               7.85             7.85           13.85
15852809       6ML                   5.15           1                6.9              6.9            12.9
15852817       Fixed                    0           0                  0                0               0
15852833       6ML                    5.3           1               7.05             7.05           13.05
15852841       Fixed                    0           0                  0                0               0
15852866       6ML                    6.5           1                9.6              9.6            15.6
15852874       Fixed                    0           0                  0                0               0
15852882       6ML                      5           1               6.75             6.75           12.75
15852890       Fixed                    0           0                  0                0               0
15852908       6ML                    6.1           1               7.85             7.85           13.85
15852916       6ML                    6.5           1               8.65             8.65           14.65
15852924       6ML                   6.35           1                8.1              8.1            14.1
15852940       6ML                  6.125           1              7.875            7.875          13.875
15852957       6ML                    6.5           1                8.9              8.9            14.9
15852965       Fixed                    0           0                  0                0               0
15773955       Fixed                    0           0                  0                0               0
15774201       Fixed                    0           0                  0                0               0
15774227       Fixed                    0           0                  0                0               0
15777329       6ML                   7.39           1                9.2              9.2            16.2
15777394       Fixed                    0           0                  0                0               0
15777527       6ML                    6.5           1                  8                8              15
15777964       6ML                   6.34           1               7.84             7.84           14.84
15660269       6ML                  7.625         1.5             10.625           10.625          17.625
15660392       6ML                  6.938         1.5              7.938            7.938          14.938
15660723       6ML                  7.125         1.5              8.125            8.125          15.125
15661408       6ML                   7.88         1.5               8.88             8.88           15.88
15772668       6ML                   7.99         1.5                  0             7.99           18.25
15772718       6ML                      6         1.5                  0                6              20
15772726       6ML                   6.75         1.5                  0             6.75            19.5
15772734       6ML                      7         1.5                  0                7              19
15773658       6ML                    7.5         1.5                  0              7.5           18.75
15773666       6ML                    7.5         1.5                  0              7.5              19
15659865       6ML                      7         1.5                  0                7            16.9
15772817       6ML                      7         1.5                  0                7           14.25
15772825       6ML                      7         1.5                  0                7           16.55
15772833       6ML                      7         1.5                  0                7            15.9
15772841       6ML                      7         1.5                  0                7           14.75
15384431       Fixed                    0           0                  0                0               0
15435308       6ML                    5.7         1.5                7.5              7.5            14.5
15573736       6ML                    7.2         1.5               7.85             7.85           14.85
15614605       6ML                    6.2         1.5               7.99             7.99           14.99
15908403       Fixed                    0           0                  0                0               0
15908429       6ML                    6.2         1.5              8.025            8.025          15.025
15908437       6ML                   6.15         1.5                7.7              7.7            14.7
15908486       6ML                   6.35         1.5                7.5              7.5            14.5
15908569       6ML                   5.95         1.5              7.325            7.325          14.325
15908585       6ML                   6.15         1.5                7.5              7.5            14.5
15908601       6ML                   5.95         1.5              7.525            7.525          14.525
15908635       6ML                   5.95         1.5                9.1              9.1            16.1
15908668       6ML                   5.95         1.5               7.25             7.25           14.25
15908726       6ML                    6.2         1.5              7.725            7.725          14.725
15908734       6ML                   6.35         1.5              7.675            7.675          14.675
15908767       6ML                   5.95         1.5                7.5              7.5            14.5
15908775       Fixed                    0           0                  0                0               0
15908817       6ML                   5.95         1.5              7.775            7.775          14.775
15908825       6ML                   6.15         1.5               7.99             7.99           14.99
15908858       6ML                   7.35         1.5              7.225            7.225          14.225
15908882       6ML                    6.2         1.5               6.99             6.99           13.99
15908890       6ML                    6.3         1.5               9.99             9.99           16.99
15908940       6ML                   5.95         1.5              8.375            8.375          15.375
15908957       6ML                   7.35         1.5               8.99             8.99           15.99
15908999       6ML                    6.2         1.5               8.95             8.95           15.95
15923998       6ML                   7.35         1.5               8.85             8.85           15.85
15909047       6ML                    6.7         1.5                6.9              6.9            13.9
15909062       6ML                    6.7         1.5               7.05             7.05           14.05
15909096       6ML                    6.2         1.5               8.05             8.05           15.05
15909112       6ML                   7.35         1.5               9.15             9.15           16.15
15909120       6ML                   5.95         1.5               6.99             6.99           13.99
15909138       6ML                    6.9         1.5              7.663            7.663          14.663
15909146       6ML                   5.95         1.5                6.9              6.9            13.9
15909161       6ML                   5.95         1.5               5.95             5.95           12.95
15909179       Fixed                    0           0                  0                0               0
15909203       6ML                    6.2         1.5                  7                7              14
15909211       6ML                    6.2         1.5               7.75             7.75           14.75
15909245       6ML                   5.95         1.5                  0             5.95            14.9
15909294       6ML                   7.35         1.5              8.575            8.575          15.575
15909336       6ML                   6.05         1.5               6.35             6.35           13.35
15909351       6ML                   6.25         1.5               7.65             7.65           14.65
15909377       6ML                   7.35         1.5              9.975            9.975          16.975
15909468       6ML                   7.35         1.5              10.99            10.99           17.99
15909518       6ML                   5.95         1.5              10.25            10.25           17.25
15909609       6ML                    6.3         1.5              9.025            9.025          16.025
15909625       Fixed                    0           0                  0                0               0
15909674       Fixed                    0           0                  0                0               0
15909724       6ML                    6.3         1.5               9.99             9.99           16.99
15909757       6ML                    6.3         1.5                9.5              9.5            16.5
15909765       Fixed                    0           0                  0                0               0
15909823       6ML                   7.45         1.5              10.65            10.65           17.65
15909856       6ML                   6.25         1.5                8.2              8.2            15.2
15909880       6ML                   5.95         1.5                8.6              8.6            15.6
15909898       6ML                   5.95         1.5               6.99             6.99           13.99
15909922       6ML                   5.95         1.5               7.35             7.35           14.35
15909948       Fixed                    0           0                  0                0               0
15910011       6ML                    6.3         1.5                9.7              9.7            16.7
15910045       6ML                   6.05         1.5                9.7              9.7            16.7
15910052       6ML                   6.25         1.5               8.05             8.05           15.05
15910060       6ML                   7.35         1.5              6.715            6.715          13.715
15910078       6ML                   6.25         1.5              10.15            10.15           17.15
15910086       6ML                    6.3         1.5                9.9              9.9            16.9
15910094       6ML                   6.45         1.5               6.75             6.75           13.75
15910102       6ML                   6.05         1.5                6.8              6.8            13.8
15910110       6ML                    6.3         1.5              9.575            9.575          16.575
15910136       6ML                    6.3         1.5               8.65             8.65           15.65
15910144       6ML                    6.3         1.5              8.375            8.375          15.375
15910151       6ML                   7.35         1.5               7.75             7.75           14.75
15910169       6ML                    6.3         1.5                8.6              8.6            15.6
15910177       6ML                   7.35         1.5               9.38             9.38           16.38
15910201       6ML                   5.95         1.5               7.75             7.75           14.75
15910219       6ML                   6.45         1.5               7.85             7.85           14.85
15910235       6ML                   5.95         1.5               8.48             8.48           15.48
15910284       6ML                   5.95         1.5                7.1              7.1            14.1
15910367       6ML                   6.95         1.5                  8                8              15
15910383       6ML                   5.95         1.5               7.79             7.79           14.79
15910409       6ML                    6.3         1.5              9.925            9.925          16.925
15910425       6ML                   6.05         1.5               7.45             7.45           14.45
15910466       6ML                    7.6         1.5             12.725           12.725          19.725
15910490       6ML                   7.05         1.5               10.6             10.6            17.6
15910524       6ML                   6.75         1.5                8.9              8.9            15.9
15910540       6ML                    6.7         1.5                9.5              9.5            16.5
15910557       6ML                   7.45         1.5              12.45            12.45           19.45
15910565       6ML                   6.55         1.5              7.375            7.375          14.375
15910573       6ML                    6.3         1.5               10.2             10.2            17.2
15910581       6ML                    6.3         1.5                  0              6.3          15.375
15910599       6ML                   6.25         1.5                7.5              7.5            14.5
15910631       6ML                   6.45         1.5               7.25             7.25           14.25
15910649       6ML                   5.95         1.5               8.65             8.65           15.65
15910680       6ML                   7.45         1.5              9.575            9.575          16.575
15910706       6ML                   6.59         1.5               8.75             8.75           15.75
15910763       6ML                   6.05         1.5              9.525            9.525          16.525
15910771       6ML                   6.05         1.5              7.975            7.975          14.975
15910797       6ML                   6.05         1.5                7.6              7.6            14.6
15910821       6ML                   6.05         1.5              5.875            5.875          12.875
15910839       6ML                    6.3         1.5                8.9              8.9            15.9
15910847       6ML                   7.35         1.5               8.65             8.65           15.65
15910888       6ML                   5.95         1.5              6.625            6.625          13.625
15910896       6ML                   5.95         1.5              9.575            9.575          16.575
15910912       Fixed                    0           0                  0                0               0
15910920       Fixed                    0           0                  0                0               0
15910938       Fixed                    0           0                  0                0               0
15910946       6ML                   7.05         1.5                9.2              9.2            16.2
15910979       6ML                   7.35         1.5                9.7              9.7            16.7
15910995       6ML                    6.3         1.5              8.825            8.825          15.825
15911019       Fixed                    0           0                  0                0               0
15911035       6ML                   6.45         1.5                9.5              9.5            16.5
15911043       6ML                   6.55         1.5                7.3              7.3            14.3
15911050       6ML                    6.3         1.5              9.775            9.775          16.775
15911068       Fixed                    0           0                  0                0               0
15911076       Fixed                    0           0                  0                0               0
15911084       6ML                    6.3         1.5               8.65             8.65           15.65
15911100       6ML                   6.45         1.5               8.45             8.45           15.45
15911126       6ML                   6.05         1.5             10.375           10.375          17.375
15911142       6ML                   6.05         1.5              7.225            7.225          14.225
15911159       6ML                   6.05         1.5                7.4              7.4            14.4
15911167       6ML                   7.05         1.5              9.575            9.575          16.575
15911183       6ML                   6.05         1.5                  0             6.05           15.35
15911233       6ML                   5.95         1.5               10.4             10.4            17.4
15911241       6ML                   5.95         1.5             10.375           10.375          17.375
15911274       6ML                   5.95         1.5                6.9              6.9            13.9
15911282       6ML                   6.25         1.5                7.9              7.9            14.9
15911324       6ML                    6.3         1.5               7.85             7.85           14.85
15911373       6ML                    6.3         1.5               8.65             8.65           15.65
15911381       6ML                    6.3         1.5               6.99             6.99           13.99
15911399       6ML                   5.95         1.5              8.375            8.375          15.375
15911423       6ML                    6.7         1.5                  8                8              15
15911449       6ML                   5.95         1.5              6.875            6.875          13.875
15911456       6ML                   6.45         1.5              10.05            10.05           17.05
15911472       Fixed                    0           0                  0                0               0
15911480       6ML                   6.55         1.5                9.8              9.8            16.8
15911498       6ML                   5.95         1.5                7.4              7.4            14.4
15911514       6ML                   6.05         1.5                7.8              7.8            14.8
15911530       6ML                    6.3         1.5                9.3              9.3            16.3
15911555       Fixed                    0           0                  0                0               0
15911563       6ML                   7.35         1.5               8.75             8.75           15.75
15911571       6ML                    6.3         1.5               7.25             7.25           14.25
15911589       6ML                    6.3         1.5              6.175            6.175          13.175
15911597       6ML                   5.95         1.5               7.65             7.65           14.65
15911605       6ML                   7.35         1.5              8.575            8.575          15.575
15911647       6ML                   6.05         1.5              7.175            7.175          14.175
15911662       6ML                    6.3         1.5              9.675            9.675          16.675
15911688       Fixed                    0           0                  0                0               0
15911704       6ML                   6.55         1.5               8.75             8.75           15.75
15911720       6ML                   6.55         1.5                7.2              7.2            14.2
15911738       6ML                   6.75         1.5              8.425            8.425          15.425
15911753       Fixed                    0           0                  0                0               0
15911779       6ML                   6.55         1.5              5.825            5.825          12.825
15911811       6ML                   6.05         1.5              7.175            7.175          14.175
15911829       6ML                    7.6         1.5              8.175            8.175          15.175
15911886       6ML                   6.15         1.5              8.225            8.225          15.225
15911894       6ML                   7.35         1.5               10.3             10.3            17.3
15911902       6ML                    6.3         1.5               9.45             9.45           16.45
15911910       6ML                   7.35         1.5              8.025            8.025          15.025
15911936       6ML                   7.35         1.5              9.075            9.075          16.075
15911944       6ML                   6.25         1.5                7.4              7.4            14.4
15911951       6ML                   6.45         1.5              8.775            8.775          15.775
15912009       Fixed                    0           0                  0                0               0
15912017       6ML                   5.95         1.5               6.99             6.99           13.99
15912025       6ML                   5.95         1.5              6.625            6.625          13.625
15912058       Fixed                    0           0                  0                0               0
15912066       6ML                   6.05         1.5               8.35             8.35           15.35
15912074       6ML                   6.25         1.5               7.95             7.95           14.95
15912132       6ML                    6.3         1.5              7.225            7.225          14.225
15912140       6ML                   6.05         1.5                7.5              7.5            14.5
15912157       Fixed                    0           0                  0                0               0
15912165       6ML                   6.05         1.5              6.425            6.425          13.425
15912173       6ML                   6.05         1.5              10.55            10.55           17.55
15912199       Fixed                    0           0                  0                0               0
15912231       6ML                    6.7         1.5               7.75             7.75           14.75
15912249       6ML                   6.25         1.5                9.3              9.3            16.3
15912355       Fixed                    0           0                  0                0               0
15912363       6ML                    6.3         1.5              7.075            7.075          14.075
15912371       6ML                   6.45         1.5               9.55             9.55           16.55
15912397       6ML                    6.3         1.5               6.65             6.65           13.65
15912405       6ML                    6.3         1.5               10.5             10.5            17.5
15912413       6ML                    6.3         1.5              7.725            7.725          14.725
15912421       6ML                   6.55         1.5               6.85             6.85           13.85
15912454       6ML                   6.05         1.5               7.25             7.25           14.25
15912462       6ML                   6.05         1.5              7.025            7.025          14.025
15912488       6ML                   7.05         1.5               9.75             9.75           16.75
15912512       6ML                   6.05         1.5               6.65             6.65           13.65
15912546       6ML                   6.25         1.5              8.125            8.125          15.125
15912553       6ML                   5.95         1.5               5.95             5.95           12.95
15912587       6ML                   6.25         1.5                6.5              6.5            13.5
15912595       6ML                   6.25         1.5              7.875            7.875          14.875
15912629       6ML                    6.3         1.5                7.5              7.5            14.5
15912678       6ML                   6.25         1.5              9.688            9.688          16.688
15912686       6ML                   6.05         1.5               8.05             8.05           15.05
15912728       6ML                   5.95         1.5                  8                8              15
15912744       6ML                    6.7         1.5              10.15            10.15           17.15
15912751       6ML                    6.7         1.5                8.2              8.2            15.2
15912769       6ML                   6.45         1.5                8.9              8.9            15.9
15912801       6ML                   6.45         1.5                8.1              8.1            15.1
15912827       6ML                   6.05         1.5               7.75             7.75           14.75
15912850       6ML                    6.3         1.5                7.8              7.8            14.8
15912868       6ML                    6.5         1.5                7.2              7.2            14.2
15912876       6ML                   6.05         1.5               8.15             8.15           15.15
15912884       6ML                    6.3         1.5              8.725            8.725          15.725
15912918       6ML                   7.35         1.5              8.925            8.925          15.925
15912975       6ML                   7.35         1.5                7.5              7.5            14.5
15913015       6ML                   6.05         1.5                9.2              9.2            16.2
15913031       6ML                   4.93         1.5              7.775            7.775          14.775
15913106       Fixed                    0           0                  0                0               0
15913114       6ML                   6.05         1.5               6.45             6.45           13.45
15913130       6ML                   6.05         1.5              8.775            8.775          15.775
15913148       Fixed                    0           0                  0                0               0
15913171       6ML                   7.35         1.5                  8                8              15
15913189       6ML                    6.3         1.5               8.55             8.55           15.55
15913197       6ML                   6.05         1.5              8.575            8.575          15.575
15913205       6ML                   6.45         1.5                  7                7              14
15913213       6ML                    6.7         1.5                7.5              7.5            14.5
15913239       Fixed                    0           0                  0                0               0
15913247       6ML                   6.05         1.5               7.95             7.95           14.95
15913254       6ML                   6.45         1.5                8.8              8.8            15.8
15913262       6ML                   6.45         1.5               7.05             7.05           14.05
15913270       6ML                    6.3         1.5                7.5              7.5            14.5
15913288       Fixed                    0           0                  0                0               0
15913296       6ML                    6.7         1.5                  9                9              16
15913304       6ML                    6.7         1.5               10.7             10.7            17.7
15913312       Fixed                    0           0                  0                0               0
15913320       6ML                   6.45         1.5               8.25             8.25           15.25
15913338       6ML                   6.55         1.5              8.575            8.575          15.575
15913353       6ML                   5.95         1.5              7.975            7.975          14.975
15913395       6ML                   6.05         1.5               7.99             7.99           14.99
15913403       6ML                   6.45         1.5               7.55             7.55           14.55
15913411       Fixed                    0           0                  0                0               0
15913429       6ML                   7.35         1.5               9.25             9.25           16.25
15913437       6ML                    6.3         1.5               7.55             7.55           14.55
15913445       6ML                   6.45         1.5               7.55             7.55           14.55
15913478       6ML                    7.6         1.5               8.75             8.75           15.75
15913494       6ML                    6.8         1.5              8.525            8.525          15.525
15913502       6ML                   7.35         1.5              10.25            10.25           17.25
15913544       Fixed                    0           0                  0                0               0
15913551       6ML                   6.75         1.5              10.25            10.25           17.25
15913569       Fixed                    0           0                  0                0               0
15913577       Fixed                    0           0                  0                0               0
15913593       6ML                    6.3         1.5                8.4              8.4            15.4
15913650       6ML                   7.35         1.5              9.125            9.125          16.125
15913668       6ML                   6.55         1.5               9.65             9.65           16.65
15913692       6ML                   6.25         1.5                6.8              6.8            13.8
15913700       6ML                   7.45         1.5             10.975           10.975          17.975
15913726       6ML                   6.25         1.5                7.3              7.3            14.3
15913742       Fixed                    0           0                  0                0               0
15913759       6ML                   7.05         1.5              8.325            8.325          15.325
15913775       6ML                    6.3         1.5               9.45             9.45           16.45
15913809       6ML                   6.05         1.5              8.475            8.475          15.475
15913817       6ML                   6.25         1.5              8.775            8.775          15.775
15913825       6ML                   6.05         1.5              8.025            8.025          15.025
15913833       Fixed                    0           0                  0                0               0
15913841       6ML                    6.3         1.5                  8                8              15
15913858       6ML                    6.7         1.5                7.5              7.5            14.5
15913866       6ML                   5.95         1.5               6.05             6.05           13.05
15913882       6ML                   6.45         1.5                6.5              6.5            13.5
15913890       6ML                   6.55         1.5               7.99             7.99           14.99
15913908       6ML                   7.05         1.5                  0             7.05           17.35
15913924       Fixed                    0           0                  0                0               0
15913932       6ML                   7.35         1.5               8.95             8.95           15.95
15913940       6ML                   6.25         1.5              8.175            8.175          15.175
15913965       6ML                   5.95         1.5                6.3              6.3            13.3
15913973       6ML                   6.45         1.5                7.8              7.8            14.8
15913981       6ML                   7.45         1.5                9.4              9.4            16.4
15913999       Fixed                    0           0                  0                0               0
15914005       6ML                   6.75         1.5                9.9              9.9            16.9
15914013       6ML                    6.3         1.5               9.15             9.15           16.15
15914047       6ML                   6.75         1.5              8.925            8.925          15.925
15914054       6ML                   6.55         1.5              9.925            9.925          16.925
15914070       6ML                   6.05         1.5                7.2              7.2            14.2
15914088       6ML                    6.3         1.5                8.9              8.9            15.9
15914096       6ML                   5.95         1.5                8.6              8.6            15.6
15914138       6ML                   7.35         1.5                  9                9              16
15914146       6ML                    6.3         1.5               7.45             7.45           14.45
15914153       6ML                   6.55         1.5               9.33             9.33           16.33
15914187       6ML                    6.8         1.5                7.7              7.7            14.7
15914203       Fixed                    0           0                  0                0               0
15914211       6ML                   6.55         1.5              7.875            7.875          14.875
15914229       6ML                   5.95         1.5               7.85             7.85           14.85
15914237       6ML                   6.45         1.5                8.7              8.7            15.7
15914245       6ML                   7.05         1.5               7.49             7.49           14.49
15914278       6ML                   6.05         1.5               7.99             7.99           14.99
15914302       6ML                   7.35           1               8.55             8.55           14.55
15914328       6ML                   6.05         1.5              7.275            7.275          14.275
15914336       6ML                   5.75         1.5               6.95             6.95           13.95
15914344       6ML                   5.95         1.5               8.99             8.99           15.99
15914377       6ML                    6.3         1.5              8.225            8.225          15.225
15914385       6ML                    6.3         1.5               6.75             6.75           13.75
15914393       Fixed                    0           0                  0                0               0
15914401       6ML                    6.7         1.5                  9                9              16
15914419       6ML                    6.3         1.5                9.9              9.9            16.9
15914427       6ML                    6.3         1.5               8.15             8.15           15.15
15914435       6ML                   6.05         1.5              7.375            7.375          14.375
15914443       6ML                    7.6         1.5               7.95             7.95           14.95
15914476       6ML                   5.95         1.5              10.15            10.15           17.15
15914492       Fixed                    0           0                  0                0               0
15914518       6ML                    6.7         1.5              8.325            8.325          15.325
15914534       6ML                   6.45         1.5               8.55             8.55           15.55
15914542       6ML                    6.3         1.5               7.75             7.75           14.75
15914559       6ML                   6.25         1.5                7.9              7.9            14.9
15914575       6ML                   6.05         1.5              6.225            6.225          13.225
15914583       6ML                   5.95         1.5               8.55             8.55           15.55
15914617       6ML                   6.25         1.5              8.475            8.475          15.475
15914633       Fixed                    0           0                  0                0               0
15914641       Fixed                    0           0                  0                0               0
15914658       Fixed                    0           0                  0                0               0
15914666       6ML                   5.95         1.5               7.45             7.45           14.45
15914674       6ML                    6.3         1.5               9.65             9.65           16.65
15914724       6ML                   5.95         1.5               7.25             7.25           14.25
15914732       6ML                   5.95         1.5                6.8              6.8            13.8
15914740       6ML                   5.95         1.5              5.825            5.825          12.825
15914765       6ML                   6.55         1.5              7.825            7.825          14.825
15914807       6ML                    6.3         1.5              7.925            7.925          14.925
15914815       Fixed                    0           0                  0                0               0
15914823       6ML                   7.35         1.5              7.825            7.825          14.825
15914831       6ML                   6.05         1.5               8.55             8.55           15.55
15914849       6ML                    6.8         1.5                5.9              5.9            12.9
15914856       Fixed                    0           0                  0                0               0
15914864       6ML                   6.05         1.5                7.5              7.5            14.5
15914898       6ML                   7.35         1.5              9.775            9.775          16.775
15914914       6ML                    6.3         1.5              9.475            9.475          16.475
15914930       Fixed                    0           0                  0                0               0
15914948       6ML                   6.05         1.5               6.45             6.45           13.45
15914955       6ML                   6.55         1.5                9.9              9.9            16.9
15914971       6ML                   6.75         1.5                  8                8              15
15914997       6ML                    6.7         1.5               7.05             7.05           14.05
15915010       6ML                   6.05         1.5               7.45             7.45           14.45
15915028       6ML                    6.3         1.5               7.75             7.75           14.75
15915036       6ML                   6.25         1.5               8.55             8.55           15.55
15915051       Fixed                    0           0                  0                0               0
15915069       6ML                   6.05         1.5              7.625            7.625          14.625
15915077       6ML                   5.95         1.5               6.99             6.99           13.99
15915085       6ML                    6.3         1.5               7.15             7.15           14.15
15915101       6ML                   6.25         1.5                6.3              6.3            13.3
15915119       6ML                   6.95         1.5              8.325            8.325          15.325
15915127       Fixed                    0           0                  0                0               0
15915135       6ML                   6.85         1.5               7.55             7.55           14.55
15915143       6ML                   7.35         1.5               9.99             9.99           16.99
15915150       Fixed                    0           0                  0                0               0
15915176       Fixed                    0           0                  0                0               0
15915184       6ML                   6.45         1.5                  0             6.45          14.775
15915192       Fixed                    0           0                  0                0               0
15915226       6ML                   5.95         1.5              11.65            11.65           18.65
15915291       Fixed                    0           0                  0                0               0
15915309       6ML                   5.99         1.5               6.99             6.99           13.99
15915325       6ML                   5.95         1.5                7.6              7.6            14.6
15915333       6ML                   6.45         1.5               8.45             8.45           15.45
15915374       6ML                    6.7         1.5                  0              6.7          13.725
15915382       6ML                    6.7         1.5                6.8              6.8            13.8
15915390       6ML                    6.7         1.5               7.45             7.45           14.45
15915408       6ML                    6.3         1.5                7.6              7.6            14.6
15915432       6ML                   5.95         1.5              6.975            6.975          13.975
15915440       6ML                   5.95         1.5              7.525            7.525          14.525
15915457       6ML                   6.95         1.5                7.9              7.9            14.9
15915473       Fixed                    0           0                  0                0               0
15917347       Fixed                    0           0                  0                0               0
15917354       6ML                   6.25         1.5                7.5              7.5            14.5
15917370       6ML                   6.75         1.5               9.75             9.75           16.75
15917396       6ML                   5.95         1.5               8.85             8.85           15.85
15917412       6ML                   5.95         1.5               6.85             6.85           13.85
15917420       6ML                   6.05         1.5                7.4              7.4            14.4
15917438       6ML                   6.05         1.5              7.375            7.375          14.375
15917446       6ML                   5.95         1.5                7.5              7.5            14.5
15917453       6ML                    6.3         1.5               7.75             7.75           14.75
15917461       Fixed                    0           0                  0                0               0
15917479       Fixed                    0           0                  0                0               0
15917487       6ML                   5.95         1.5              6.775            6.775          13.775
15917495       6ML                   7.35         1.5               8.78             8.78           15.78
15917503       6ML                   7.35         1.5              8.375            8.375          15.375
15917529       Fixed                    0           0                  0                0               0
15917537       6ML                    6.3         1.5              9.275            9.275          16.275
15917552       6ML                   5.95         1.5                9.6              9.6            16.6
15917560       6ML                   6.45         1.5                9.1              9.1            16.1
15917578       6ML                    6.3         1.5              8.475            8.475          15.475
15917594       6ML                    6.3         1.5                8.2              8.2            15.2
15917602       Fixed                    0           0                  0                0               0
15917628       6ML                   6.25         1.5              8.775            8.775          15.775
15917636       Fixed                    0           0                  0                0               0
15917644       Fixed                    0           0                  0                0               0
15917669       6ML                   7.35         1.5               9.99             9.99           16.99
15917685       6ML                   6.55         1.5              10.75            10.75           17.75
15917693       6ML                   6.05         1.5                 11               11              18
15917701       6ML                   7.05         1.5              9.225            9.225          16.225
15917719       6ML                   6.45         1.5              9.575            9.575          16.575
15917727       6ML                   5.95         1.5                9.5              9.5            16.5
15917743       6ML                   5.95         1.5              6.925            6.925          13.925
15917768       Fixed                    0           0                  0                0               0
15917784       6ML                   6.05         1.5              6.275            6.275          13.275
15917800       6ML                    6.5         1.5               7.45             7.45           14.45
15917818       Fixed                    0           0                  0                0               0
15917826       Fixed                    0           0                  0                0               0
15917842       6ML                    6.3         1.5               7.15             7.15           14.15
15917859       6ML                   6.25         1.5               6.25             6.25           13.25
15917867       6ML                   5.95         1.5                  0             5.95          17.175
15917891       6ML                   6.05         1.5                8.9              8.9            15.9
15917909       6ML                   5.95         1.5              8.925            8.925          15.925
15917917       Fixed                    0           0                  0                0               0
15917933       Fixed                    0           0                  0                0               0
15917941       6ML                    6.3         1.5              7.425            7.425          14.425
15917958       6ML                   7.35         1.5             10.375           10.375          17.375
15917966       Fixed                    0           0                  0                0               0
15917974       6ML                    6.3         1.5               10.3             10.3            17.3
15917982       Fixed                    0           0                  0                0               0
15918006       6ML                    6.3         1.5               7.99             7.99           14.99
15918014       Fixed                    0           0                  0                0               0
15918022       6ML                   7.35         1.5               10.4             10.4            17.4
15918030       6ML                      7         1.5             11.325           11.325          18.325
15918048       6ML                   7.05         1.5                9.3              9.3            16.3
15918071       6ML                   7.35         1.5              8.725            8.725          15.725
15918089       6ML                   6.05         1.5              7.625            7.625          14.625
15918105       6ML                    6.3         1.5              6.925            6.925          13.925
15918113       6ML                    6.7         1.5                6.6              6.6            13.6
15918139       6ML                   6.25         1.5               6.95             6.95           13.95
15918147       6ML                   8.42         1.5               7.82             7.82           14.82
15918154       6ML                   5.95         1.5               9.25             9.25           16.25
15918162       6ML                   5.95         1.5                8.6              8.6            15.6
15918170       6ML                   6.75         1.5                8.2              8.2            15.2
15918188       6ML                   5.95         1.5                9.4              9.4            16.4
15918196       6ML                    6.3         1.5               7.95             7.95           14.95
15918204       6ML                   7.35         1.5                  0             7.35           14.75
15918212       6ML                   5.95         1.5               6.95             6.95           13.95
15918220       6ML                   6.55         1.5                9.6              9.6            16.6
15918238       6ML                    6.3         1.5               9.45             9.45           16.45
15918246       6ML                   6.55         1.5                  9                9              16
15918253       6ML                    6.3         1.5                7.6              7.6            14.6
15918261       6ML                   6.05         1.5              6.775            6.775          13.775
15918287       Fixed                    0           0                  0                0               0
15918295       6ML                    6.3         1.5                8.3              8.3            15.3
15918303       Fixed                    0           0                  0                0               0
15918311       6ML                   5.95         1.5                  6                6              13
15918329       Fixed                    0           0                  0                0               0
15918337       6ML                    6.3         1.5               9.25             9.25           16.25
15918345       6ML                    6.6         1.5                9.5              9.5            16.5
15918352       6ML                   6.25         1.5              6.525            6.525          13.525
15918378       6ML                   6.05         1.5               7.99             7.99           14.99
15918386       6ML                   6.45         1.5               6.99             6.99           13.99
15918402       Fixed                    0           0                  0                0               0
15918410       6ML                   7.05         1.5               10.6             10.6            17.6
15918428       Fixed                    0           0                  0                0               0
15918444       Fixed                    0           0                  0                0               0
15918477       6ML                    6.3         1.5               9.45             9.45           16.45
15918485       6ML                    6.3         1.5                  0              6.3            14.1
15918493       6ML                   6.05         1.5                6.6              6.6            13.6
15918527       6ML                    6.3         1.5                9.5              9.5            16.5
15918535       6ML                    6.3         1.5                9.5              9.5            16.5
15918543       6ML                   6.25         1.5                6.8              6.8            13.8
15918550       Fixed                    0           0                  0                0               0
15918568       6ML                   6.55         1.5                6.6              6.6            13.6
15918576       6ML                   6.75         1.5               7.75             7.75           14.75
15918584       Fixed                    0           0                  0                0               0
15918592       6ML                   6.25         1.5              8.075            8.075          15.075
15918600       Fixed                    0           0                  0                0               0
15918618       6ML                    6.7         1.5              8.375            8.375          15.375
15918626       6ML                   6.55         1.5                8.5              8.5            15.5
15918634       6ML                    6.3         1.5              9.175            9.175          16.175
15918642       6ML                   5.95         1.5                  0             5.95            14.5
15918659       6ML                   5.95         1.5              9.225            9.225          16.225
15918667       6ML                   7.45         1.5                  0             7.45          16.125
15918675       6ML                   6.05         1.5               9.45             9.45           16.45
15918691       6ML                   7.05         1.5               9.69             9.69           16.69
15918717       6ML                   6.25         1.5               6.63             6.63           13.63
15918725       6ML                    6.7         1.5              7.625            7.625          14.625
15918733       Fixed                    0           0                  0                0               0
15918758       6ML                   5.95         1.5              8.225            8.225          15.225
15918766       Fixed                    0           0                  0                0               0
15918782       6ML                    6.3         1.5                7.6              7.6            14.6
15918808       6ML                   6.05         1.5              7.325            7.325          14.325
15918824       6ML                   5.95         1.5               9.95             9.95           16.95
15918832       6ML                      6         1.5                  0                6            14.9
15918840       Fixed                    0           0                  0                0               0
15918857       6ML                   6.05         1.5                7.6              7.6            14.6
15918865       1ML                      7         1.5               8.46             8.46           15.46
15918873       6ML                    7.6         1.5              9.025            9.025          16.025
15918881       6ML                   6.05         1.5              6.825            6.825          13.825
15918899       6ML                   7.35         1.5              8.175            8.175          15.175
15918907       6ML                   7.35         1.5               8.99             8.99           15.99
15918915       6ML                   6.45         1.5              8.775            8.775          15.775
15918923       6ML                   7.35         1.5                8.9              8.9            15.9
15918931       6ML                    7.6         1.5               9.78             9.78           16.78
15918949       6ML                   6.05         1.5                6.8              6.8            13.8
15918956       6ML                    6.3         1.5              7.675            7.675          14.675
15918964       Fixed                    0           0                  0                0               0
15918972       6ML                   6.55         1.5                8.4              8.4            15.4
15918998       Fixed                    0           0                  0                0               0
15919012       6ML                   6.45         1.5              7.775            7.775          14.775
15919020       Fixed                    0           0                  0                0               0
15919038       6ML                    6.3         1.5              8.475            8.475          15.475
15919046       6ML                   6.75         1.5              9.375            9.375          16.375
15919061       6ML                   6.75         1.5               6.99             6.99           13.99
15919079       Fixed                    0           0                  0                0               0
15919087       6ML                   5.95         1.5                8.3              8.3            15.3
15919095       6ML                    6.3         1.5               6.99             6.99           13.99
15919103       Fixed                    0           0                  0                0               0
15919111       6ML                   7.35         1.5                  9                9              16
15919129       6ML                   6.05         1.5               9.85             9.85           16.85
15919137       6ML                   6.05         1.5               6.99             6.99           13.99
15919145       6ML                   5.95         1.5                7.9              7.9            14.9
15919152       6ML                   5.95         1.5               8.25             8.25           15.25
15919178       6ML                   6.05         1.5                6.4              6.4            13.4
15919186       6ML                    6.7         1.5                9.2              9.2            16.2
15919210       6ML                   7.35         1.5               6.45             6.45           13.45
15919228       6ML                   6.45         1.5              8.475            8.475          15.475
15919236       6ML                   6.55         1.5                  0             6.55           14.34
15919244       Fixed                    0           0                  0                0               0
15919269       6ML                    6.3         1.5              7.675            7.675          14.675
15919277       6ML                   6.25         1.5                6.2              6.2            13.2
15919285       6ML                   6.45         1.5              9.775            9.775          16.775
15919293       6ML                   6.05         1.5              7.425            7.425          14.425
15919301       6ML                   6.05         1.5               7.25             7.25           14.25
15919319       6ML                   7.35         1.5                  0             7.35            15.1
15919327       6ML                   5.95         1.5               6.35             6.35           13.35
15919343       6ML                   7.05         1.5                8.1              8.1            15.1
15919350       6ML                   5.95         1.5              9.725            9.725          16.725
15919368       6ML                    6.7         1.5               8.75             8.75           15.75
15919376       6ML                    6.7         1.5              8.425            8.425          15.425
15919384       6ML                   5.95         1.5                  0             5.95           15.25
15919392       6ML                   5.95         1.5                9.4              9.4            16.4
15919400       6ML                    6.3         1.5              8.625            8.625          15.625
15919418       Fixed                    0           0                  0                0               0
15919434       6ML                   7.05         1.5               9.85             9.85           16.85
15919442       6ML                    6.3         1.5              7.325            7.325          14.325
15919459       6ML                   7.35         1.5               8.55             8.55           15.55
15919475       6ML                    6.3         1.5              6.725            6.725          13.725
15919483       Fixed                    0           0                  0                0               0
15919509       6ML                   6.55         1.5               7.75             7.75           14.75
15919517       6ML                    6.3         1.5               8.99             8.99           15.99
15919525       Fixed                    0           0                  0                0               0
15919533       Fixed                    0           0                  0                0               0
15919558       Fixed                    0           0                  0                0               0
15919608       6ML                   6.05         1.5              7.025            7.025          14.025
15919624       6ML                   7.35         1.5                9.6              9.6            16.6
15919632       6ML                    6.3         1.5              7.675            7.675          14.675
15919640       6ML                   5.95         1.5                7.2              7.2            14.2
15919657       Fixed                    0           0                  0                0               0
15919665       6ML                   6.25         1.5               6.99             6.99           13.99
15919673       6ML                   5.95         1.5              7.525            7.525          14.525
15919707       Fixed                    0           0                  0                0               0
15919731       6ML                   6.25         1.5                7.3              7.3            14.3
15919756       6ML                   6.75         1.5              7.975            7.975          14.975
15919764       6ML                   6.05         1.5                9.5              9.5            16.5
15919780       6ML                   6.25         1.5                7.8              7.8            14.8
15919798       6ML                   5.95         1.5                7.2              7.2            14.2
15919806       6ML                   6.05         1.5               6.77             6.77           13.77
15919814       Fixed                    0           0                  0                0               0
15919830       6ML                   6.25         1.5               6.88             6.88           13.88
15919848       6ML                   6.55         1.5                9.7              9.7            16.7
15919855       6ML                   6.25         1.5               7.99             7.99           14.99
15919871       Fixed                    0           0                  0                0               0
15919889       Fixed                    0           0                  0                0               0
15919913       6ML                   6.05         1.5               6.99             6.99           13.99
15919939       6ML                   7.35         1.5                7.6              7.6            14.6
15919947       6ML                    6.5         1.5                7.1              7.1            14.1
15919954       Fixed                    0           0                  0                0               0
15919970       6ML                   6.45         1.5                7.6              7.6            14.6
15919988       6ML                    6.3         1.5              7.425            7.425          14.425
15919996       6ML                   6.05         1.5                6.7              6.7            13.7
15920010       Fixed                    0           0                  0                0               0
15920028       6ML                    6.3         1.5               8.85             8.85           15.85
15920036       6ML                   6.25         1.5              8.225            8.225          15.225
15920044       6ML                    6.3         1.5              8.325            8.325          15.325
15920051       6ML                   6.05         1.5                7.3              7.3            14.3
15920077       6ML                    6.3         1.5                9.5              9.5            16.5
15920085       6ML                   6.75         1.5              9.875            9.875          16.875
15920135       6ML                    6.3         1.5                8.4              8.4            15.4
15920143       6ML                   6.25         1.5                7.3              7.3            14.3
15920150       6ML                    6.3         1.5              7.425            7.425          14.425
15920168       6ML                   6.05         1.5                7.9              7.9            14.9
15920184       6ML                   6.05         1.5               8.55             8.55           15.55
15920192       6ML                   7.35         1.5               8.25             8.25           16.85
15920200       6ML                    6.3         1.5               9.36             9.36           16.36
15920218       6ML                   7.35         1.5               8.25             8.25           15.25
15920234       6ML                   6.05         1.5              6.825            6.825          13.825
15920242       6ML                   6.55         1.5               7.75             7.75           14.75
15920259       6ML                   6.05         1.5               7.65             7.65           14.65
15920267       Fixed                    0           0                  0                0               0
15920283       Fixed                    0           0                  0                0               0
15920309       6ML                   5.95         1.5               7.99             7.99           14.99
15920317       6ML                   6.45         1.5              7.975            7.975          14.975
15920325       6ML                    6.3         1.5               6.45             6.45           13.45
15920333       6ML                   7.35         1.5              12.35            12.35           19.35
15920341       Fixed                    0           0                  0                0               0
15920358       6ML                    6.3         1.5               6.99             6.99           13.99
15920366       Fixed                    0           0                  0                0               0
15920382       6ML                    6.3         1.5               8.55             8.55           15.55
15920390       6ML                   5.95         1.5               7.75             7.75           14.75
15920408       6ML                   5.95         1.5              6.975            6.975          13.975
15920424       6ML                    6.3         1.5              9.225            9.225          16.225
15920432       6ML                   6.05         1.5               7.25             7.25           14.25
15920457       6ML                   6.55         1.5               9.45             9.45           16.45
15920473       Fixed                    0           0                  0                0               0
15920481       6ML                   6.05         1.5                8.1              8.1            15.1
15920499       6ML                    6.5         1.5               7.25             7.25           14.25
15920507       Fixed                    0           0                  0                0               0
15920515       Fixed                    0           0                  0                0               0
15920523       6ML                   5.95         1.5                8.4              8.4            15.4
15920531       6ML                   5.95         1.5             12.675           12.675          19.675
15920549       6ML                   6.75         1.5              9.838            9.838          16.838
15920564       6ML                   7.35         1.5               7.55             7.55           14.55
15920572       6ML                    6.3         1.5              9.625            9.625          16.625
15920580       6ML                   6.25         1.5                9.1              9.1            16.1
15920598       6ML                   6.45         1.5               8.55             8.55           15.55
15920606       6ML                    6.3         1.5             10.275           10.275          17.275
15920614       6ML                   6.45         1.5               7.55             7.55           14.55
15920630       6ML                   5.95         1.5                  7                7              14
15920648       6ML                    6.3         1.5              8.525            8.525          15.525
15920671       6ML                    6.3         1.5               7.95             7.95           14.95
15920697       6ML                   7.35         1.5                9.6              9.6            16.6
15920713       6ML                   6.05         1.5               7.65             7.65           14.65
15920721       6ML                   7.35         1.5               8.85             8.85           15.85
15920739       6ML                   5.95         1.5               6.25             6.25           13.25
15920747       6ML                   6.55         1.5               8.75             8.75           15.75
15920754       6ML                    6.3         1.5               7.99             7.99           14.99
15920762       Fixed                    0           0                  0                0               0
15920770       6ML                   6.45         1.5              7.225            7.225          14.225
15920788       6ML                   5.95         1.5               6.85             6.85           13.85
15920796       6ML                   5.95         1.5              8.625            8.625          15.625
15920804       Fixed                    0           0                  0                0               0
15920812       6ML                    6.3         1.5              7.125            7.125          14.125
15920846       6ML                    6.3         1.5              6.725            6.725          13.725
15920853       Fixed                    0           0                  0                0               0
15920879       6ML                   6.75         1.5              9.625            9.625          16.625
15920887       6ML                   6.05         1.5               6.75             6.75           13.75
15920895       Fixed                    0           0                  0                0               0
15920903       6ML                   5.95         1.5                7.6              7.6            14.6
15920911       6ML                    6.3         1.5              6.425            6.425          13.425
15920929       6ML                   7.05         1.5                9.4              9.4            16.4
15920937       6ML                    6.3         1.5             10.125           10.125          17.125
15920945       6ML                    6.3         1.5               10.8             10.8            17.8
15920952       6ML                   7.35         1.5               10.4             10.4            17.4
15920960       6ML                   7.35         1.5                8.5              8.5            15.5
15920978       6ML                   7.35         1.5              7.175            7.175          14.175
15920986       6ML                    6.3         1.5              9.953            9.953          16.953
15920994       6ML                   6.05         1.5              9.813            9.813          16.813
15921000       Fixed                    0           0                  0                0               0
15921018       Fixed                    0           0                  0                0               0
15921026       Fixed                    0           0                  0                0               0
15921034       6ML                    6.3         1.5                7.2              7.2            14.2
15921042       6ML                    6.3         1.5               8.65             8.65           15.65
15921059       6ML                   5.95         1.5              7.175            7.175          14.175
15921067       6ML                   5.95         1.5             10.625           10.625          17.625
15921075       6ML                   7.05         1.5              8.899            8.899          15.899
15921083       Fixed                    0           0                  0                0               0
15921091       6ML                   6.45         1.5               9.75             9.75           16.75
15921109       6ML                   5.95         1.5               7.25             7.25           14.25
15921117       6ML                   7.05         1.5               10.3             10.3            17.3
15921125       6ML                    6.3         1.5              8.725            8.725          15.725
15921133       6ML                    6.3         1.5                8.5              8.5            15.5
15921141       Fixed                    0           0                  0                0               0
15921158       6ML                    6.3         1.5                8.5              8.5            15.5
15921166       6ML                    6.3         1.5                8.5              8.5            15.5
15921174       6ML                    6.7         1.5               9.35             9.35           16.35
15921190       6ML                    7.6         1.5               10.8             10.8            17.8
15921224       6ML                   6.55         1.5               7.85             7.85           14.85
15921232       6ML                   6.25         1.5              9.075            9.075          16.075
15921240       6ML                   7.05         1.5              8.975            8.975          15.975
15921257       Fixed                    0           0                  0                0               0
15921273       Fixed                    0           0                  0                0               0
15921307       6ML                   6.45         1.5              8.575            8.575          15.575
15921315       6ML                    6.3         1.5              9.725            9.725          16.725
15921323       6ML                    6.7         1.5               8.45             8.45           15.45
15921331       6ML                    6.3         1.5                9.3              9.3            16.3
15921349       6ML                   6.05         1.5               7.15             7.15           14.15
15921364       6ML                   7.25           1              9.625            9.625          15.625
15921372       6ML                   6.05         1.5                6.3              6.3            13.3
15921398       6ML                   6.05         1.5               8.65             8.65           15.65
15921406       Fixed                    0           0                  0                0               0
15921414       6ML                    6.7         1.5                  0              6.7           14.65
15921430       6ML                   6.05         1.5               7.75             7.75           14.75
15921448       Fixed                    0           0                  0                0               0
15921455       6ML                   6.25         1.5               7.95             7.95           14.95
15921463       Fixed                    0           0                  0                0               0
15921471       6ML                   6.25         1.5               7.95             7.95           14.95
15921489       6ML                   7.35         1.5              8.975            8.975          15.975
15921497       6ML                   6.25         1.5               7.95             7.95           14.95
15921505       6ML                   6.55         1.5              9.175            9.175          16.175
15921513       6ML                    6.3         1.5                8.5              8.5            15.5
15921539       6ML                   7.35         1.5             10.713           10.713          17.713
15921554       6ML                   6.55         1.5               6.65             6.65           13.65
15921570       6ML                   6.05         1.5                  0             6.05           14.45
15921588       6ML                    6.3         1.5                6.6              6.6            13.6
15921596       6ML                   7.35         1.5               8.45             8.45           15.45
15921604       Fixed                    0           0                  0                0               0
15921612       Fixed                    0           0                  0                0               0
15921620       Fixed                    0           0                  0                0               0
15921638       6ML                    6.3         1.5               7.99             7.99           14.99
15921646       6ML                    7.6         1.5               9.95             9.95           16.95
15921653       6ML                   6.05         1.5              7.175            7.175          14.175
15921661       6ML                    6.3         1.5                7.7              7.7            14.7
15921679       6ML                    6.7         1.5              8.525            8.525          15.525
15921687       Fixed                    0           0                  0                0               0
15921703       6ML                   7.35         1.5               9.85             9.85           16.85
15921737       6ML                   5.95         1.5              8.025            8.025          15.025
15921745       Fixed                    0           0                  0                0               0
15921752       6ML                   6.25         1.5              7.375            7.375          14.375
15921760       Fixed                    0           0                  0                0               0
15921778       6ML                   6.75         1.5               8.99             8.99           15.99
15921786       6ML                   6.25         1.5              8.675            8.675          15.675
15921794       Fixed                    0           0                  0                0               0
15921810       6ML                   5.95         1.5               8.85             8.85           15.85
15921828       Fixed                    0           0                  0                0               0
15921851       6ML                    6.3         1.5                8.4              8.4            15.4
15921877       6ML                   6.05         1.5               6.99             6.99           13.99
15921885       Fixed                    0           0                  0                0               0
15921893       6ML                   7.35         1.5              10.25            10.25           17.25
15921901       6ML                    6.3         1.5              8.725            8.725          15.725
15921919       6ML                    6.3         1.5               9.15             9.15           16.15
15921927       6ML                   6.25         1.5                8.5              8.5            15.5
15921935       6ML                   6.05         1.5                7.5              7.5            14.5
15921950       6ML                   5.95         1.5                6.2              6.2            13.2
15921968       6ML                    6.5         1.5               6.45             6.45           13.45
15921984       Fixed                    0           0                  0                0               0
15921992       6ML                   6.05         1.5                7.1              7.1            14.1
15922008       6ML                    6.3         1.5                9.5              9.5            16.5
15922065       6ML                   7.45         1.5             12.275           12.275          19.275
15922073       6ML                    6.3         1.5              5.625            5.625          12.625
15922081       6ML                    6.3         1.5                8.3              8.3            15.3
15922099       Fixed                    0           0                  0                0               0
15922107       6ML                   7.35         1.5               9.45             9.45           16.45
15922115       Fixed                    0           0                  0                0               0
15922123       6ML                   5.95         1.5               7.99             7.99           14.99
15922131       6ML                    6.5         1.5              7.775            7.775          14.775
15922149       6ML                    6.3         1.5              7.975            7.975          14.975
15922156       6ML                    6.3         1.5              7.325            7.325          14.325
15922172       6ML                   6.25         1.5               7.55             7.55           14.55
15922180       6ML                    6.3         1.5               8.45             8.45           15.45
15922198       6ML                   5.95         1.5              6.875            6.875          13.875
15922206       6ML                    6.7         1.5               8.25             8.25           15.25
15922230       6ML                   5.95         1.5               7.55             7.55           14.55
15922248       6ML                    6.3         1.5               9.55             9.55           16.55
15922263       6ML                   6.05         1.5               7.99             7.99           14.99
15922271       Fixed                    0           0                  0                0               0
15922289       Fixed                    0           0                  0                0               0
15922297       6ML                   5.95         1.5               8.95             8.95           15.95
15922321       6ML                   6.45         1.5               8.75             8.75           15.75
15922339       Fixed                    0           0                  0                0               0
15922347       6ML                   6.05         1.5               6.55             6.55           13.55
15922354       6ML                    6.3         1.5               8.15             8.15           15.15
15922362       6ML                   6.05         1.5              7.487            7.487          14.487
15922388       6ML                   7.35         1.5               9.85             9.85           16.85
15922396       6ML                   7.05         1.5                6.5              6.5            13.5
15922404       6ML                    6.7         1.5               8.25             8.25           15.25
15922420       6ML                    6.3         1.5               7.27             7.27           14.27
15922438       6ML                    6.5         1.5               8.75             8.75           15.75
15922446       Fixed                    0           0                  0                0               0
15922453       6ML                    6.3         1.5              9.575            9.575          16.575
15922479       6ML                   7.35         1.5               8.75             8.75           15.75
15922503       6ML                    6.3         1.5                 10               10              17
15922529       6ML                   7.05         1.5               9.45             9.45           16.45
15922537       6ML                   6.25         1.5              8.125            8.125          15.125
15922545       6ML                   6.45         1.5               8.99             8.99           15.99
15922552       6ML                   6.55         1.5              8.975            8.975          15.975
15922578       6ML                   6.25         1.5              7.995            7.995          14.995
15922594       6ML                   6.75         1.5                  8                8              15
15922610       6ML                   6.05         1.5              7.875            7.875          14.875
15922636       6ML                   6.75         1.5              8.725            8.725          15.725
15922644       Fixed                    0           0                  0                0               0
15922651       6ML                   6.05         1.5              9.725            9.725          16.725
15922669       6ML                   6.05         1.5              6.975            6.975          13.975
15922677       6ML                    6.7         1.5                8.6              8.6            15.6
15922693       6ML                   6.05         1.5               8.75             8.75           15.75
15922719       Fixed                    0           0                  0                0               0
15922727       6ML                    6.3         1.5                7.2              7.2            14.2
15922735       6ML                    6.7         1.5              7.625            7.625          14.625
15922743       6ML                   7.35         1.5             10.575           10.575          17.575
15922750       6ML                   6.05         1.5               7.99             7.99           14.99
15922768       6ML                    6.3         1.5               7.25             7.25           14.25
15922784       Fixed                    0           0                  0                0               0
15922792       6ML                    6.3         1.5               7.85             7.85           14.85
15922800       Fixed                    0           0                  0                0               0
15922818       6ML                    6.3         1.5               7.75             7.75           14.75
15922826       6ML                   7.35         1.5              7.325            7.325          14.325
15922834       6ML                   5.95         1.5               9.65             9.65           16.65
15922859       6ML                   6.55         1.5              8.375            8.375          15.375
15922867       6ML                   7.35         1.5              7.425            7.425          14.425
15922883       6ML                   6.05         1.5              7.375            7.375          14.375
15922891       6ML                    6.3         1.5                6.9              6.9            13.9
15922909       Fixed                    0           0                  0                0               0
15922917       6ML                   6.45         1.5               10.5             10.5            17.5
15922958       6ML                   6.05         1.5              7.025            7.025          14.025
15922974       6ML                    6.3         1.5                8.5              8.5            15.5
15922982       6ML                   6.25         1.5              9.425            9.425          16.425
15922990       6ML                    6.3         1.5              8.175            8.175          15.175
15923030       Fixed                    0           0                  0                0               0
15923048       6ML                   7.35         1.5               10.2             10.2            17.2
15923055       6ML                   6.05         1.5              6.825            6.825          13.825
15923071       Fixed                    0           0                  0                0               0
15923089       6ML                   6.75         1.5               11.1             11.1            18.1
15923097       6ML                    6.3         1.5                8.5              8.5            15.5
15923105       6ML                   7.05         1.5             10.325           10.325          17.325
15923113       6ML                   6.05         1.5              6.725            6.725          13.725
15923121       Fixed                    0           0                  0                0               0
15923147       6ML                    6.3         1.5               7.85             7.85           14.85
15923188       Fixed                    0           0                  0                0               0
15923204       6ML                   5.95         1.5               6.85             6.85           13.85
15923220       6ML                   5.95         1.5                  0             5.95           13.55
15923238       6ML                   5.95         1.5              7.925            7.925          14.925
15923253       6ML                   5.95         1.5               8.75             8.75           15.75
15923261       6ML                   5.95         1.5                9.5              9.5            16.5
15923279       6ML                   6.05         1.5              7.925            7.925          14.925
15923287       6ML                   7.45         1.5               9.72             9.72           16.72
15923295       6ML                   6.45         1.5                  0             6.45            16.4
15923303       6ML                    6.3         1.5                  0              6.3            16.4
15923311       6ML                    6.3         1.5               5.82             5.82           12.82
15923329       6ML                    6.3         1.5                8.7              8.7            15.7
15923345       6ML                    7.2         1.5               11.8             11.8            18.8
15923360       6ML                   5.95         1.5               10.5             10.5            17.5
15923378       6ML                   6.25         1.5                8.4              8.4            15.4
15923386       6ML                    5.8         1.5               7.99             7.99           14.99
15923394       6ML                   5.95         1.5               8.55             8.55           15.55
15923428       6ML                    6.3         1.5               6.85             6.85           13.85
15923444       6ML                   6.55         1.5              9.575            9.575          16.575
15923451       6ML                    6.7         1.5              9.525            9.525          16.525
15923469       6ML                    6.7         1.5              7.725            7.725          14.725
15923477       6ML                   6.05         1.5              6.875            6.875          13.875
15923485       6ML                   6.05         1.5               6.85             6.85           13.85
15923501       6ML                   6.25         1.5              6.875            6.875          13.875
15923519       6ML                   7.35         1.5               9.25             9.25           16.25
15923535       6ML                    6.3         1.5              8.225            8.225          15.225
15923543       6ML                   6.05         1.5               7.25             7.25           14.25
15923568       6ML                   5.95         1.5               7.69             7.69           14.69
15923584       6ML                    6.3         1.5                8.6              8.6            15.6
15923592       6ML                    6.3         1.5               9.05             9.05           16.05
15923618       6ML                    6.3         1.5                6.4              6.4            13.4
15923634       Fixed                    0           0                  0                0               0
15923642       6ML                   5.95         1.5              9.675            9.675          16.675
15923659       6ML                   6.45         1.5             10.175           10.175          17.175
15923683       6ML                   7.35         1.5               9.99             9.99           16.99
15923691       Fixed                    0           0                  0                0               0
15923709       6ML                   6.45         1.5               7.75             7.75           14.75
15923717       6ML                    6.3         1.5               7.85             7.85           14.85
15923733       6ML                    6.3         1.5                9.1              9.1            16.1
15923741       Fixed                    0           0                  0                0               0
15923766       6ML                   5.95         1.5              8.075            8.075          15.075
15923774       6ML                   6.55         1.5               7.95             7.95           14.95
15923782       6ML                   6.05         1.5               7.18             7.18           14.18
15923808       Fixed                    0           0                  0                0               0
15923816       6ML                   6.75         1.5             10.975           10.975          17.975
15923824       Fixed                    0           0                  0                0               0
15923832       6ML                    6.3         1.5                6.5              6.5            13.5
15923840       6ML                   6.05         1.5              7.675            7.675          14.675
15923857       6ML                    6.3         1.5              9.675            9.675          16.675
15923899       6ML                    6.3         1.5              10.73            10.73           17.73
15923907       Fixed                    0           0                  0                0               0
15923915       6ML                   5.95         1.5              6.875            6.875          13.875
15923923       6ML                    6.2         1.5               8.08             8.08           15.08
15923972       6ML                   6.45         1.5              6.475            6.475          13.475
15923980       Fixed                    0           0                  0                0               0
17077579       Fixed                    0           0                  0                0               0
17059080       6ML                  6.125           1              7.125            7.125          13.125
17099557       6ML                  5.875           1              6.875            6.875          12.875
17099573       Fixed                    0           0                  0                0               0
17055864       6ML                  6.999           1              7.999            7.999          13.999
16927113       6ML                    6.5           1                7.5              7.5            13.5
16927139       6ML                   6.99           1               7.99             7.99           13.99
17004367       6ML                   5.99           1               6.99             6.99           12.99
17012345       6ML                    6.5           1                7.5              7.5            13.5
17072307       Fixed                    0           0                  0                0               0
16932162       Fixed                    0           0                  0                0               0
17005695       6ML                   6.25           1               7.25             7.25           13.25
17059155       6ML                  6.375           1              7.375            7.375          13.375
16976714       6ML                  7.875           1              8.875            8.875          14.875
17092636       6ML                  7.875           1              8.875            8.875          14.875
17092644       6ML                  7.625           1              8.625            8.625          14.625
16980682       6ML                   8.75           1               9.75             9.75           15.75
17050691       6ML                  7.375           1              8.375            8.375          14.375
16976748       6ML                   6.75           1               7.75             7.75           13.75
17060005       Fixed                    0           0                  0                0               0
17059213       6ML                    6.5           1                7.5              7.5            13.5
17085945       6ML                  6.999           1              7.999            7.999          13.999
17059270       6ML                  6.125           1              7.125            7.125          13.125
16976805       Fixed                    0           0                  0                0               0
17071531       Fixed                    0           0                  0                0               0
16976870       6ML                  6.375           1              7.375            7.375          13.375
17095498       6ML                   7.25           1               8.25             8.25           14.25
17095506       Fixed                    0           0                  0                0               0
17089251       6ML                    6.5           1                7.5              7.5            13.5
17091893       Fixed                    0           0                  0                0               0
17088071       6ML                  7.999           1              8.999            8.999          14.999
17096165       Fixed                    0           0                  0                0               0
17096173       6ML                  6.125           1              7.125            7.125          13.125
17087446       Fixed                    0           0                  0                0               0
17087453       Fixed                    0           0                  0                0               0
16983355       6ML                   6.99           1               7.99             7.99           13.99
17091943       6ML                    6.5           1                7.5              7.5            13.5
16976987       6ML                   6.99           1               7.99             7.99           13.99
16977019       6ML                   6.25           1               7.25             7.25           13.25
17096181       Fixed                    0           0                  0                0               0
17096199       6ML                    6.5           1                7.5              7.5            13.5
16964868       6ML                   5.99           1               6.99             6.99           12.99
17056052       6ML                  5.625           1              6.625            6.625          12.625
17091232       6ML                  6.625           1              7.625            7.625          13.625
17053182       6ML                   6.25           1               7.25             7.25           13.25
17084187       6ML                   5.99           1               6.99             6.99           12.99
17096215       Fixed                    0           0                  0                0               0
17062811       6ML                  7.625           1              8.625            8.625          14.625
17056086       6ML                   6.75           1               7.75             7.75           13.75
17066028       6ML                  5.875           1              6.875            6.875          12.875
17068305       6ML                   6.99           1               7.99             7.99           13.99
17059478       6ML                    7.5           1                8.5              8.5            14.5
17099615       6ML                   5.99           1               6.99             6.99           12.99
17092008       6ML                   5.99           1               6.99             6.99           12.99
17092024       6ML                   7.25           1               8.25             8.25           14.25
17075193       6ML                  7.625           1              8.625            8.625          14.625
17087503       6ML                  6.875           1              7.875            7.875          13.875
17099631       6ML                    6.5           1                7.5              7.5            13.5
17095688       Fixed                    0           0                  0                0               0
17084286       6ML                  6.375           1              7.375            7.375          13.375
17092107       6ML                  6.125           1              7.125            7.125          13.125
17099714       6ML                  6.375           1              7.375            7.375          13.375
17096264       6ML                  5.625           1              6.625            6.625          12.625
17032954       6ML                  6.375           1              7.375            7.375          13.375
17081902       6ML                  6.125           1              7.125            7.125          13.125
17026030       Fixed                    0           0                  0                0               0
17004755       6ML                  6.125           1              7.125            7.125          13.125
17047952       6ML                    6.5           1                7.5              7.5            13.5
17075789       Fixed                    0           0                  0                0               0
17078841       6ML                      7           1                  8                8              14
17068990       Fixed                    0           0                  0                0               0
17069030       Fixed                    0           0                  0                0               0
17043639       Fixed                    0           0                  0                0               0
17063512       Fixed                    0           0                  0                0               0
17096447       6ML                  6.125           1              7.125            7.125          13.125
17060054       6ML                    6.5           1                7.5              7.5            13.5
17056870       6ML                   5.99           1               6.99             6.99           12.99
17075235       Fixed                    0           0                  0                0               0
17081993       6ML                   5.75           1               6.75             6.75           12.75
17089335       Fixed                    0           0                  0                0               0
17085093       6ML                   5.75           1               6.75             6.75           12.75
17078924       6ML                  6.625           1              7.625            7.625          13.625
17096546       6ML                  6.375           1              7.375            7.375          13.375
17092792       6ML                   6.25           1               7.25             7.25           13.25
17069105       6ML                  6.625           1              7.625            7.625          13.625
17069113       Fixed                    0           0                  0                0               0
17096561       6ML                   6.75           1               7.75             7.75           13.75
17096587       6ML                  6.125           1              7.125            7.125          13.125
17089350       6ML                  5.625           1              6.625            6.625          12.625
17082009       6ML                  6.875           1              7.875            7.875          13.875
17099755       Fixed                    0           0                  0                0               0
17075912       6ML                   5.99           1               6.99             6.99           12.99
17092818       6ML                   5.99           1               6.99             6.99           12.99
17092834       6ML                  7.375           1              8.375            8.375          14.375
17096686       6ML                  6.625           1              7.625            7.625          13.625
17096702       6ML                  6.375           1              7.375            7.375          13.375
16855074       Fixed                    0           0                  0                0               0
16924029       6ML                   5.99           1               6.99             6.99           12.99
17060104       6ML                    7.5           1                8.5              8.5            14.5
17056235       6ML                    6.5           1                7.5              7.5            13.5
17071812       6ML                   6.75           1               7.75             7.75           13.75
17053364       Fixed                    0           0                  0                0               0
17066655       6ML                   7.25           1               8.25             8.25           14.25
17056284       6ML                   6.25           1               7.25             7.25           13.25
17078387       6ML                    7.5           1                8.5              8.5            14.5
17075284       6ML                  5.925           1              6.925            6.925          12.925
17099813       6ML                   7.25           1               8.25             8.25           14.25
17083957       6ML                   5.25           1               6.25             6.25           12.25
17081308       6ML                  6.625           1              7.625            7.625          13.625
17078429       6ML                   6.49           1               7.49             7.49           13.49
17089400       6ML                    5.8           1                6.8              6.8            12.8
17083965       6ML                  7.125           1              8.125            8.125          14.125
17084427       Fixed                    0           0                  0                0               0
17092883       6ML                  6.625           1              7.625            7.625          13.625
17092909       6ML                   5.99           1               6.99             6.99           12.99
17089442       6ML                   6.25           1               7.25             7.25           13.25
17089467       6ML                      6           1                  7                7              13
17098765       6ML                   6.75           1               7.75             7.75           13.75
17092966       6ML                  6.375           1              7.375            7.375          13.375
16811630       Fixed                    0           0                  0                0               0
16858573       Fixed                    0           0                  0                0               0
17026097       6ML                  5.583           1               6.25             6.25           12.25
17032509       6ML                   6.75           1               7.25             7.25           13.25
16948077       6ML                   6.25           1               6.99             6.99           12.99
17053406       6ML                  8.125           1               8.99             8.99           14.99
17040197       6ML                  6.875           1              7.875            7.875          13.875
17014598       6ML                   7.75           1                8.5              8.5            14.5
17084450       6ML                   6.25           1               6.99             6.99           12.99
17081357       6ML                      6           1              6.875            6.875          12.875
17091273       6ML                  6.625           1              7.375            7.375          13.375
17088535       6ML                   7.25           1               8.25             8.25           14.25
17084476       Fixed                    0           0                  0                0               0
17053448       6ML                  7.125           1               7.75             7.75           13.75
17053463       6ML                   6.25           1               7.25             7.25           13.25
17063025       Fixed                    0           0                  0                0               0
17078502       Fixed                    0           0                  0                0               0
17059528       Fixed                    0           0                  0                0               0
17071085       6ML                      8           1               8.75             8.75           14.75
17071093       Fixed                    0           0                  0                0               0
17036211       6ML                  8.125           1                8.5              8.5            14.5
17066150       6ML                  7.625           1               8.25             8.25           14.25
17048133       Fixed                    0           0                  0                0               0
17091299       6ML                  6.125           1               6.99             6.99           12.99
17047572       Fixed                    0           0                  0                0               0
17071101       6ML                  6.875           1               7.49             7.49           13.49
17059577       6ML                   7.25           1               7.99             7.99           13.99
17059593       6ML                  5.625           1              6.375            6.375          12.375
17068529       Fixed                    0           0                  0                0               0
17080573       6ML                  6.125           1               6.99             6.99           12.99
17068552       6ML                  7.125           1               7.75             7.75           13.75
17067810       Fixed                    0           0                  0                0               0
17087602       6ML                    6.5           1                7.5              7.5            13.5
17071143       6ML                   6.25           1               6.99             6.99           12.99
17062332       6ML                   7.75           1               7.99             7.99           13.99
17053588       6ML                  7.125           1               7.99             7.99           13.99
17059627       Fixed                    0           0                  0                0               0
17063074       Fixed                    0           0                  0                0               0
17075342       6ML                  7.125           1               7.75             7.75           13.75
17059635       6ML                  6.625           1                7.5              7.5            13.5
17078577       6ML                   7.75           1               8.75             8.75           14.75
17088592       6ML                  6.375           1               6.99             6.99           12.99
17099953       6ML                   6.75           1               7.25             7.25           13.25
17071986       6ML                      6           1               6.75             6.75           12.75
17068628       Fixed                    0           0                  0                0               0
17088618       6ML                   6.25           1               6.99             6.99           12.99
17088626       Fixed                    0           0                  0                0               0
17072018       6ML                    6.5           1               7.49             7.49           13.49
17075375       6ML                    7.5           1                8.5              8.5            14.5
17081456       6ML                   6.25           1               7.25             7.25           13.25
17096785       Fixed                    0           0                  0                0               0
17092347       6ML                   6.99           1               7.99             7.99           13.99
17080615       6ML                      6           1               6.99             6.99           12.99
17092362       6ML                      8           1               8.99             8.99           14.99
16973562       6ML                  6.875           1              7.875            7.875          13.875
17084575       6ML                    6.5           1               6.99             6.99           12.99
17092370       6ML                      7           1               7.99             7.99           13.99
17095761       6ML                   6.25           1               6.99             6.99           12.99
17092396       6ML                  7.625           1               7.99             7.99           13.99
17080631       6ML                    6.5           1              7.375            7.375          13.375
17078593       Fixed                    0           0                  0                0               0
17095803       6ML                  7.375           1               7.99             7.99           13.99
17081464       6ML                    6.5           1              6.875            6.875          12.875
17091331       6ML                   7.75           1              8.375            8.375          14.375
17075433       6ML                  7.875           1                8.5              8.5            14.5
17087628       6ML                  5.375           1              6.125            6.125          12.125
17092412       6ML                  7.375           1               8.25             8.25           14.25
17096827       6ML                  6.375           1              6.625            6.625          12.625
17081522       6ML                  6.375           1               6.99             6.99           12.99
17096835       Fixed                    0           0                  0                0               0
17092438       6ML                  7.125           1               7.99             7.99           13.99
16973661       6ML                      6           1               6.75             6.75           12.75
17092446       6ML                  6.875           1              7.875            7.875          13.875
17096900       6ML                  6.625           1              7.625            7.625          13.625
17096926       6ML                   7.25           1               8.25             8.25           14.25
17096934       6ML                    7.5           1               7.75             7.75           13.75
16973703       6ML                  7.875           1              8.875            8.875          14.875
16795213       6ML                   6.25           1               7.25             7.25           13.25
16823809       6ML                    8.5           1                9.5              9.5            15.5
16954190       Fixed                    0           0                  0                0               0
16972572       Fixed                    0           0                  0                0               0
16934952       6ML                  7.125           1              8.125            8.125          14.125
17086117       Fixed                    0           0                  0                0               0
17065632       Fixed                    0           0                  0                0               0
17066309       Fixed                    0           0                  0                0               0
17097767       Fixed                    0           0                  0                0               0
16990350       6ML                   7.25           1               8.25             8.25           14.25
17072919       6ML                  6.375           1              7.375            7.375          13.375
17068701       Fixed                    0           0                  0                0               0
16974917       6ML                   7.25           1               8.25             8.25           14.25
16997793       6ML                  7.875           1              8.875            8.875          14.875
17097858       Fixed                    0           0                  0                0               0
17075441       Fixed                    0           0                  0                0               0
17085572       6ML                  6.625           1              7.625            7.625          13.625
17083387       Fixed                    0           0                  0                0               0
17084658       Fixed                    0           0                  0                0               0
16979924       6ML                      8           1                  9                9              15
16994170       Fixed                    0           0                  0                0               0
16994188       6ML                   5.95           1               6.95             6.95           12.95
16994253       Fixed                    0           0                  0                0               0
16983090       Fixed                    0           0                  0                0               0
16983124       6ML                  6.875           1              7.875            7.875          13.875
16979965       Fixed                    0           0                  0                0               0
16979973       6ML                   8.25           1               9.25             9.25           15.25
16983165       6ML                  6.125           1              7.125            7.125          13.125
16994394       6ML                      6           1                  7                7              13
16757791       6ML                   6.75           1               7.75             7.75           13.75
16783078       6ML                  8.375           1              9.375            9.375          15.375
17020280       Fixed                    0           0                  0                0               0
17068750       Fixed                    0           0                  0                0               0
17059676       6ML                  8.125           1              9.125            9.125          15.125
17047747       Fixed                    0           0                  0                0               0
17075458       6ML                    7.5           1                8.5              8.5            14.5
17055500       6ML                   6.75           1               7.75             7.75           13.75
17097056       Fixed                    0           0                  0                0               0
16980708       6ML                    6.5           1                7.5              7.5            13.5
17074535       Fixed                    0           0                  0                0               0
17080664       6ML                    6.5           1                7.5              7.5            13.5
16977076       Fixed                    0           0                  0                0               0
17077850       Fixed                    0           0                  0                0               0
17065830       Fixed                    0           0                  0                0               0
17074600       Fixed                    0           0                  0                0               0
17058793       Fixed                    0           0                  0                0               0
17074626       Fixed                    0           0                  0                0               0
17095886       6ML                   7.25           1               8.25             8.25           14.25
17097106       6ML                  5.999           1              6.999            6.999          12.999
17068008       Fixed                    0           0                  0                0               0
17092545       Fixed                    0           0                  0                0               0
17097148       6ML                  6.999           1              7.999            7.999          13.999
17081621       Fixed                    0           0                  0                0               0
17084765       6ML                    6.5           1                7.5              7.5            13.5
17097155       Fixed                    0           0                  0                0               0
17092578       Fixed                    0           0                  0                0               0
16973802       6ML                    6.5           1                7.5              7.5            13.5
16977134       Fixed                    0           0                  0                0               0
16824997       6ML                   5.25           1               6.25             6.25           12.25
17010323       6ML                  6.625           1              7.625            7.625          13.625
16876294       Fixed                    0           0                  0                0               0
17024183       Fixed                    0           0                  0                0               0
17015793       6ML                  7.375           1              8.375            8.375          14.375
17019464       6ML                   6.75           1               7.75             7.75           13.75
16939779       Fixed                    0           0                  0                0               0
16935132       Fixed                    0           0                  0                0               0
16975948       6ML                   7.25           1               8.25             8.25           14.25
16977209       6ML                  6.875           1              7.875            7.875          13.875
16977225       6ML                    6.5           1                7.5              7.5            13.5
16979791       6ML                  6.375           1              7.375            7.375          13.375
17074691       6ML                  6.625           1              7.625            7.625          13.625
16977241       Fixed                    0           0                  0                0               0
16977266       Fixed                    0           0                  0                0               0
16977274       6ML                    6.5           1                7.5              7.5            13.5
17064361       6ML                   6.75           1               7.75             7.75           13.75
17070715       6ML                  8.375           1              9.375            9.375          15.375
16977290       6ML                   5.75           1               6.75             6.75           12.75
17075524       6ML                      6           1                  7                7              13
17082322       6ML                   6.99           1               7.99             7.99           13.99
16975138       6ML                    6.5           1                7.5              7.5            13.5
16977316       6ML                   6.75           1               7.75             7.75           13.75
17089012       Fixed                    0           0                  0                0               0
16977332       6ML                   5.99           1               6.99             6.99           12.99
16977373       6ML                   6.25           1               7.25             7.25           13.25
16975997       6ML                  6.875           1              7.875            7.875          13.875
16976011       6ML                  8.625           1              9.625            9.625          15.625
16975153       6ML                   6.75           1               7.75             7.75           13.75
16980773       Fixed                    0           0                  0                0               0
16977415       6ML                  6.875           1              7.875            7.875          13.875
16977498       6ML                   6.25           1               7.25             7.25           13.25
17094582       Fixed                    0           0                  0                0               0
16979577       Fixed                    0           0                  0                0               0
16947251       Fixed                    0           0                  0                0               0
17052770       6ML                    6.5           1                7.5              7.5            13.5
17059833       Fixed                    0           0                  0                0               0
17059841       6ML                  6.375           1              7.375            7.375          13.375
16977720       6ML                   7.75           1               8.75             8.75           14.75
17075540       Fixed                    0           0                  0                0               0
16977746       6ML                  6.625           1              7.625            7.625          13.625
16973935       6ML                  7.875           1              8.875            8.875          14.875
17022260       6ML                      7           1                  8                8              14
17005885       6ML                  6.375           1              7.375            7.375          13.375
17053935       6ML                      7           1                  8                8              14
17072141       6ML                  6.875           1              7.875            7.875          13.875
17051608       Fixed                    0           0                  0                0               0
17026311       6ML                   6.75           1               7.75             7.75           13.75
16977761       6ML                  8.125           1              9.125            9.125          15.125
17063637       6ML                  6.125           1              7.125            7.125          13.125
17072471       6ML                  7.375           1              8.375            8.375          14.375
17084948       6ML                  6.625           1              7.625            7.625          13.625
17053687       6ML                  6.375           1              7.375            7.375          13.375
16973968       6ML                    6.5           1                7.5              7.5            13.5
17075557       6ML                  6.125           1              7.125            7.125          13.125
17075565       Fixed                    0           0                  0                0               0
17072489       6ML                  8.125           1              9.125            9.125          15.125
17056938       6ML                  6.625           1              7.625            7.625          13.625
17075599       6ML                    7.5           1                8.5              8.5            14.5
16977779       6ML                  6.625           1              7.625            7.625          13.625
17089491       Fixed                    0           0                  0                0               0
16973984       6ML                  7.375           1              8.375            8.375          14.375
17081761       Fixed                    0           0                  0                0               0
17099029       Fixed                    0           0                  0                0               0
17099037       6ML                  6.625           1              7.625            7.625          13.625
17097320       6ML                  5.999           1              6.999            6.999          12.999
16974008       6ML                   6.99           1               7.99             7.99           13.99
16974016       6ML                  7.375           1              8.375            8.375          14.375
17097338       6ML                   6.75           1               7.75             7.75           13.75
16974032       Fixed                    0           0                  0                0               0
16974073       6ML                  6.999           1              7.999            7.999          13.999
17097353       6ML                  5.625           1              6.625            6.625          12.625
17036807       6ML                  7.375           1              8.375            8.375          14.375
16831356       Fixed                    0           0                  0                0               0
16938862       6ML                  5.875           1              6.875            6.875          12.875
16938946       6ML                  7.875           1              8.875            8.875          14.875
17077058       6ML                      8           1              9.375            9.375          15.375
16935355       Fixed                    0           0                  0                0               0
17069907       Fixed                    0           0                  0                0               0
17064031       Fixed                    0           0                  0                0               0
17060559       Fixed                    0           0                  0                0               0
17073081       Fixed                    0           0                  0                0               0
16986549       Fixed                    0           0                  0                0               0
17083551       6ML                   6.99           1               7.99             7.99           13.99
17060690       Fixed                    0           0                  0                0               0
16983538       6ML                   7.75           1               8.75             8.75           14.75
17091448       Fixed                    0           0                  0                0               0
17061060       Fixed                    0           0                  0                0               0
17064122       Fixed                    0           0                  0                0               0
17082819       6ML                  8.375           1              9.375            9.375          15.375
17072737       Fixed                    0           0                  0                0               0
17091463       6ML                  6.875           1              7.875            7.875          13.875
17072760       Fixed                    0           0                  0                0               0
17086588       Fixed                    0           0                  0                0               0
17082918       6ML                   7.75           1               8.75             8.75           14.75
17083593       6ML                    5.9           1               9.75             9.75           15.75
16980971       6ML                   6.99           1               7.99             7.99           13.99
16975245       6ML                  7.625           1              8.625            8.625          14.625
17089111       Fixed                    0           0                  0                0               0
17077298       Fixed                    0           0                  0                0               0
16977837       6ML                  6.625           1              7.625            7.625          13.625
17086794       6ML                    7.5           1              8.875            8.875          14.875
16977852       6ML                  6.875           1              7.875            7.875          13.875
17083817       6ML                    6.5           1                7.5              7.5            13.5
16983637       6ML                  6.625           1              7.625            7.625          13.625
17090838       Fixed                    0           0                  0                0               0
16980302       6ML                  5.875           1              6.875            6.875          12.875
16980310       Fixed                    0           0                  0                0               0
17091588       6ML                   7.75           1               8.75             8.75           14.75
17086893       Fixed                    0           0                  0                0               0
16980328       6ML                  5.875           1              6.875            6.875          12.875
16977894       Fixed                    0           0                  0                0               0
16983710       Fixed                    0           0                  0                0               0
16977936       6ML                   7.25           1               8.25             8.25           14.25
16980377       Fixed                    0           0                  0                0               0
17093089       Fixed                    0           0                  0                0               0
17093097       Fixed                    0           0                  0                0               0
17093139       Fixed                    0           0                  0                0               0
16983827       Fixed                    0           0                  0                0               0
16977951       6ML                  7.875           1              8.875            8.875          14.875
16977985       Fixed                    0           0                  0                0               0
17093196       Fixed                    0           0                  0                0               0
16981169       Fixed                    0           0                  0                0               0
16790198       6ML                      6           1                  7                7              13
16792673       6ML                   6.75           1               7.75             7.75           13.75
16782906       Fixed                    0           0                  0                0               0
16810046       Fixed                    0           0                  0                0               0
16803033       6ML                   5.99           1               6.99             6.99           12.99
16810954       Fixed                    0           0                  0                0               0
17061755       Fixed                    0           0                  0                0               0
16956658       Fixed                    0           0                  0                0               0
17046392       6ML                  6.125           1              7.125            7.125          13.125
16940264       6ML                   6.75           1               7.75             7.75           13.75
16945586       6ML                   6.75           1               7.75             7.75           13.75
16953986       Fixed                    0           0                  0                0               0
16946683       Fixed                    0           0                  0                0               0
16946709       Fixed                    0           0                  0                0               0
17031048       6ML                  7.125           1              8.125            8.125          14.125
17063314       Fixed                    0           0                  0                0               0
17046418       Fixed                    0           0                  0                0               0
17083130       6ML                  6.875           1              7.875            7.875          13.875
17093477       6ML                   5.75           1               6.75             6.75           12.75
17030529       Fixed                    0           0                  0                0               0
17074014       Fixed                    0           0                  0                0               0
17047879       Fixed                    0           0                  0                0               0
17065236       Fixed                    0           0                  0                0               0
17073370       Fixed                    0           0                  0                0               0
17083155       Fixed                    0           0                  0                0               0
17056631       6ML                   7.75           1               8.75             8.75           14.75
17063710       Fixed                    0           0                  0                0               0
17056946       6ML                  7.375           1              8.375            8.375          14.375
17085382       6ML                  6.875           1              7.875            7.875          13.875
17093311       Fixed                    0           0                  0                0               0
16976425       Fixed                    0           0                  0                0               0
16976433       Fixed                    0           0                  0                0               0
17061078       6ML                    6.5           1                7.5              7.5            13.5
17082405       Fixed                    0           0                  0                0               0
16979593       Fixed                    0           0                  0                0               0
17055021       Fixed                    0           0                  0                0               0
17048216       Fixed                    0           0                  0                0               0
17063348       Fixed                    0           0                  0                0               0
17055575       6ML                  7.125           1              8.125            8.125          14.125
17085739       Fixed                    0           0                  0                0               0
16980526       6ML                  6.125           1              7.125            7.125          13.125
17079732       Fixed                    0           0                  0                0               0
17061870       Fixed                    0           0                  0                0               0
17090184       6ML                  7.375           1              8.375            8.375          14.375
17061227       6ML                  7.625           1              8.625            8.625          14.625
17042565       6ML                  7.125           1              8.125            8.125          14.125
16975427       6ML                   7.99           1               8.99             8.99           14.99
17079047       Fixed                    0           0                  0                0               0
17061904       Fixed                    0           0                  0                0               0
17053075       6ML                  6.375           1              7.375            7.375          13.375
17076167       6ML                   5.75           1               6.75             6.75           12.75
17080276       6ML                  7.375           1              8.375            8.375          14.375
17090200       6ML                   6.49           1               7.49             7.49           13.49
16986440       Fixed                    0           0                  0                0               0
17063355       Fixed                    0           0                  0                0               0
17074030       Fixed                    0           0                  0                0               0
17073412       Fixed                    0           0                  0                0               0
16975443       Fixed                    0           0                  0                0               0
17085432       6ML                   6.25           1               7.25             7.25           13.25
16975450       6ML                   6.75           1               7.75             7.75           13.75
16975468       Fixed                    0           0                  0                0               0
17082249       Fixed                    0           0                  0                0               0
17082256       Fixed                    0           0                  0                0               0
17073438       Fixed                    0           0                  0                0               0
17072828       Fixed                    0           0                  0                0               0
16980567       Fixed                    0           0                  0                0               0
16980575       Fixed                    0           0                  0                0               0
17085770       Fixed                    0           0                  0                0               0
17079740       6ML                   5.99           1               6.99             6.99           12.99
17079757       Fixed                    0           0                  0                0               0
16975476       6ML                   6.25           1               7.25             7.25           13.25
16981177       Fixed                    0           0                  0                0               0
16986689       6ML                   6.99           1               7.99             7.99           13.99
17093337       6ML                  7.875           1              8.875            8.875          14.875
16974768       Fixed                    0           0                  0                0               0
17063785       Fixed                    0           0                  0                0               0
16984056       Fixed                    0           0                  0                0               0
17097684       6ML                    6.5           1                7.5              7.5            13.5
16982878       Fixed                    0           0                  0                0               0
16974776       6ML                  6.875           1              7.875            7.875          13.875
17079773       Fixed                    0           0                  0                0               0
17072208       Fixed                    0           0                  0                0               0
17093519       6ML                      8           1                  9                9              15
17098500       6ML                    6.5           1                7.5              7.5            13.5
17098518       Fixed                    0           0                  0                0               0
17093527       6ML                      8           1                  9                9              15
17069253       Fixed                    0           0                  0                0               0
17082272       Fixed                    0           0                  0                0               0
17085804       6ML                  6.375           1              7.375            7.375          13.375
17098583       6ML                   7.25           1               8.25             8.25           14.25
17098591       Fixed                    0           0                  0                0               0
16990590       Fixed                    0           0                  0                0               0
17093352       Fixed                    0           0                  0                0               0
17085820       Fixed                    0           0                  0                0               0
17093543       Fixed                    0           0                  0                0               0
16981185       Fixed                    0           0                  0                0               0
17083189       Fixed                    0           0                  0                0               0
16994667       6ML                      7           1                  8                8              14
16990616       Fixed                    0           0                  0                0               0
16975575       6ML                  6.875           1              7.875            7.875          13.875
17081779       Fixed                    0           0                  0                0               0
16984072       Fixed                    0           0                  0                0               0
17080292       6ML                  8.125           1              9.125            9.125          15.125
16975609       6ML                  5.875           1              6.875            6.875          12.875
16976441       6ML                  5.875           1              6.875            6.875          12.875
17083205       Fixed                    0           0                  0                0               0
17081787       6ML                   7.25           1               8.25             8.25           14.25
17098609       Fixed                    0           0                  0                0               0
16986457       Fixed                    0           0                  0                0               0
16975641       6ML                   5.99           1               6.99             6.99           12.99
16981201       6ML                      6           1                  7                7              13
16982944       6ML                  6.999           1              7.999            7.999          13.999
16984080       Fixed                    0           0                  0                0               0
17093600       Fixed                    0           0                  0                0               0
16986788       6ML                  6.125           1              7.125            7.125          13.125
16975765       Fixed                    0           0                  0                0               0
16998064       6ML                   7.25           1               8.25             8.25           14.25
17089566       Fixed                    0           0                  0                0               0
16986804       Fixed                    0           0                  0                0               0
16959884       Fixed                    0           0                  0                0               0
17047275       Fixed                    0           0                  0                0               0
17039827       6ML                  8.375           1              9.375            9.375          15.375
17056649       Fixed                    0           0                  0                0               0
17060195       Fixed                    0           0                  0                0               0
17068107       6ML                   7.75           1               8.75             8.75           14.75
16981292       6ML                    7.5           1                8.5              8.5            14.5
17067752       Fixed                    0           0                  0                0               0
17060203       Fixed                    0           0                  0                0               0
16978041       6ML                  6.875           1              7.875            7.875          13.875
17072539       6ML                      8           1               10.5             10.5            16.5
17060229       6ML                  7.625           1              8.625            8.625          14.625
17059890       6ML                  6.625           1              7.625            7.625          13.625
17072257       6ML                  7.875           1              8.875            8.875          14.875
17068123       Fixed                    0           0                  0                0               0
17068131       Fixed                    0           0                  0                0               0
17075649       Fixed                    0           0                  0                0               0
17060237       6ML                   7.25           1               8.25             8.25           14.25
17091018       6ML                   6.25           1               7.25             7.25           13.25
17095118       6ML                  8.375           1              9.375            9.375          15.375
16744351       Fixed                    0           0                  0                0               0
16960817       Fixed                    0           0                  0                0               0
16921504       6ML                   7.75           1               8.75             8.75           14.75
17010885       Fixed                    0           0                  0                0               0
17041849       6ML                  8.875           1              9.875            9.875          15.875
17091620       6ML                    7.5           1                8.5              8.5            14.5
16978298       Fixed                    0           0                  0                0               0
16978306       6ML                    6.5           1                7.5              7.5            13.5
17077546       Fixed                    0           0                  0                0               0
16976607       Fixed                    0           0                  0                0               0
17095357       6ML                   6.25           1               7.25             7.25           13.25
16976623       6ML                    6.5           1                9.5              9.5            15.5
16981557       6ML                  6.875           1              8.875            8.875          14.875
16984296       Fixed                    0           0                  0                0               0
16978421       6ML                  7.625           1              8.625            8.625          14.625
16981599       6ML                   6.25           1               7.25             7.25           13.25
16978454       6ML                   7.99           1               8.99             8.99           14.99
17020454       6ML                  6.375           1              7.375            7.375          13.375
17072554       Fixed                    0           0                  0                0               0
17095431       6ML                  6.625           1              7.625            7.625          13.625
17089137       6ML                  6.999           1              7.999            7.999          13.999
17072570       6ML                  6.375           1              7.375            7.375          13.375
17036369       6ML                  7.999           1              8.999            8.999          14.999
17076068       Fixed                    0           0                  0                0               0
17066606       6ML                  6.125           1              7.125            7.125          13.125
17089590       6ML                  6.625           1              7.625            7.625          13.625
17054156       6ML                    6.5           1                7.5              7.5            13.5
17057100       6ML                   6.75           1               7.75             7.75           13.75
17089178       6ML                   7.25           1               8.25             8.25           14.25
17085267       Fixed                    0           0                  0                0               0
17085275       6ML                  5.999           1              6.999            6.999          12.999
17082157       6ML                      6           1                  7                7              13
17095456       6ML                  6.125           1              7.125            7.125          13.125
17075730       6ML                  7.125           1              8.125            8.125          14.125
17075748       Fixed                    0           0                  0                0               0
16974156       6ML                   5.75           1               6.75             6.75           12.75
17089616       6ML                   6.25           1               7.25             7.25           13.25
16978512       6ML                   6.25           1               7.25             7.25           13.25
17096066       6ML                    6.5           1                7.5              7.5            13.5
17097460       Fixed                    0           0                  0                0               0
16978538       Fixed                    0           0                  0                0               0
17099441       6ML                  7.625           1              8.625            8.625          14.625
15444599       Fixed                    0           0                  0                0               0
15819618       6ML                   6.99           1                 10               10              16
15819634       6ML                   6.99           1               9.95             9.95           15.95
15819642       6ML                   6.99           1               9.95             9.95           15.95
15819659       6ML                   6.74           1               7.99             7.99           13.99
15819667       6ML                   6.99           1               9.95             9.95           15.95
15819675       6ML                   6.99           1                  9                9              15
15819725       6ML                   6.99           1               9.25             9.25           15.25
15819733       6ML                   6.99           1                9.5              9.5            15.5
15819741       Fixed                    0           0                  0                0               0
15819758       6ML                   6.99           1               9.75             9.75           15.75
15819766       6ML                   6.99           1                9.9              9.9            15.9
15819774       6ML                   6.99           1               9.25             9.25           15.25
15819782       6ML                   6.99           1               8.95             8.95           14.95
15819790       6ML                   6.24           1               7.49             7.49           13.49
15819808       6ML                   6.99           1                8.5              8.5            14.5
15819816       6ML                   6.99           1                9.5              9.5            15.5
15819824       6ML                   6.99           1                9.9              9.9            15.9
15819840       6ML                   6.99           1               9.95             9.95           15.95
15819857       6ML                   6.99           1                  0             6.99              15
15819873       6ML                   6.74           1               7.99             7.99           13.99
15819881       Fixed                    0           0                  0                0               0
15819907       Fixed                    0           0                  0                0               0
15819915       6ML                   6.99           1               8.95             8.95           14.95
15819923       6ML                   6.99           1                9.5              9.5            15.5
15819931       6ML                   6.99           1               9.95             9.95           15.95
15819956       6ML                   6.99           1                8.5              8.5            14.5
15819964       6ML                   6.99           1                  9                9              15
15819972       6ML                   6.99           1               8.25             8.25           14.25
15819980       6ML                   6.99           1               8.75             8.75           14.75
15820012       6ML                   6.99           1               8.99             8.99           14.99
15820038       6ML                   6.99           1                  9                9              15
15820046       6ML                    6.5           1               7.75             7.75           13.75
15820061       6ML                   6.99           1               8.75             8.75           14.75
15820079       6ML                   6.99           1               9.25             9.25           15.25
15820087       6ML                   6.99           1                9.5              9.5            15.5
15820103       6ML                   6.99           1               8.75             8.75           14.75
15820111       6ML                   6.99           1                9.2              9.2            15.2
15820129       6ML                   6.75           1                  8                8              14
15820160       6ML                   6.75           1                  8                8              14
15820178       6ML                   6.99           1               8.99             8.99           14.99
15820202       6ML                   6.99           1               9.25             9.25           15.25
15820210       6ML                   6.99           1                9.5              9.5            15.5
15820251       6ML                   6.99           1               8.95             8.95           14.95
15820269       Fixed                    0           0                  0                0               0
15820285       6ML                   6.75           1                  8                8              14
15820293       Fixed                    0           0                  0                0               0
15820301       6ML                   6.99           1               8.95             8.95           14.95
15820319       6ML                   6.99           1                8.5              8.5            14.5
15820327       6ML                   6.75           1                  8                8              14
15820335       6ML                   6.99           1               8.99             8.99           14.99
15820343       6ML                   6.99           1               9.25             9.25           15.25
15820350       Fixed                    0           0                  0                0               0
15820368       6ML                   6.99           1               9.95             9.95           15.95
15820376       6ML                   6.99           1                  9                9              15
15820384       Fixed                    0           0                  0                0               0
15820400       6ML                   6.99           1               8.95             8.95           14.95
15820418       6ML                   6.99           1               8.25             8.25           14.25
15830664       6ML                   6.99           1                8.6              8.6            14.6
15830672       6ML                   6.99           1               9.95             9.95           15.95
15830680       6ML                   6.99           1                9.5              9.5            15.5
15830722       6ML                   6.75           1                  7                7              13
15830748       6ML                   6.99           1               8.95             8.95           14.95
15830755       6ML                   6.99           1                  9                9              15
15830789       6ML                   6.99           1               8.25             8.25           14.25
15830797       Fixed                    0           0                  0                0               0
15830805       6ML                   6.99           1               8.95             8.95           14.95
15830862       Fixed                    0           0                  0                0               0
15830870       6ML                   6.99           1               10.5             10.5            16.5
15830904       6ML                   6.99           1                  9                9              15
15830995       6ML                   6.99           1                  9                9              15
15831027       6ML                   6.99           1               8.99             8.99           14.99
15831035       6ML                   6.99           1               9.99             9.99           15.99
15831043       6ML                   6.99           1               9.25             9.25           15.25
15831076       6ML                   6.99           1               8.25             8.25           14.25
15831092       6ML                   6.99           1                8.9              8.9            14.9
15831100       6ML                   6.99           1               10.5             10.5            16.5
15831118       6ML                   7.74           1               8.99             8.99           14.99
11607991       Fixed                    0           0                  0                0               0
15466253       1YCMT                 2.75           2                  0             2.75           9.875
15468465       1YCMT                 2.75           2                  0             2.75            12.5
15468564       Fixed                    0           0                  0                0               0
5065933        Fixed                    0           0                  0                0               0
5069034        Fixed                    0           0                  0                0               0
5068192        Fixed                    0           0                  0                0               0
5069075        Fixed                    0           0                  0                0               0
5069059        Fixed                    0           0                  0                0               0
15457682       Fixed                    0           0                  0                0               0
15640790       Fixed                    0           0                  0                0               0
15774599       Fixed                    0           0                  0                0               0
15774607       Fixed                    0           0                  0                0               0
15819378       Fixed                    0           0                  0                0               0
15774631       6ML                    6.7         1.5               9.55             9.55           16.55
15819386       6ML                   6.05         1.5               7.85             7.85           14.85
15819394       6ML                    6.3           1               9.85             9.85           15.85
15819402       Fixed                    0           0                  0                0               0
15819410       Fixed                    0           0                  0                0               0
15819428       Fixed                    0           0                  0                0               0
15819436       Fixed                    0           0                  0                0               0
15668122       6ML                  6.749           1              6.999            6.999          12.999
15773468       6ML                   7.49           1               8.99             8.99           14.99
15668759       Fixed                    0           0                  0                0               0
15773567       6ML                   7.35           1               8.85             8.85           14.85
15773583       6ML                   6.69           1               6.94             6.94           12.94
15812860       Fixed                    0           0                  0                0               0
15819444       6ML                   5.59           1               7.59             7.59           13.59
15819469       6ML                   4.43           1               6.43             6.43           12.43
15819477       Fixed                    0           0                  0                0               0
15819485       Fixed                    0           0                  0                0               0
15819493       Fixed                    0           0                  0                0               0
15819501       6ML                   5.67           1               8.67             8.67           14.67
15819519       6ML                   4.18           1               6.18             6.18           12.18
15814890       6ML                    5.4           1                8.4              8.4            14.4
15819535       6ML                   7.15           1               9.15             9.15           15.15
15819543       Fixed                    0           0                  0                0               0
15819550       6ML                   4.99           1               6.99             6.99           12.99
15819568       6ML                  5.259           1              7.259            7.259          13.259
15819576       Fixed                    0           0                  0                0               0
15815384       Fixed                    0           0                  0                0               0
15819584       Fixed                    0           0                  0                0               0
15819592       6ML                   5.75           1               7.75             7.75           13.75
15819600       Fixed                    0           0                  0                0               0
15833452       6ML                   5.65           1               7.65             7.65           13.65
15833460       6ML                   5.99           1               7.99             7.99           13.99
15833478       Fixed                    0           0                  0                0               0
15833502       6ML                   6.29           1               8.29             8.29           14.29
15833510       Fixed                    0           0                  0                0               0
15833528       6ML                   5.99           1               7.99             7.99           13.99
15833536       Fixed                    0           0                  0                0               0
15833544       Fixed                    0           0                  0                0               0
15833551       Fixed                    0           0                  0                0               0
15833569       6ML                    5.4           1                7.4              7.4            13.4
15833577       6ML                   4.65           1               6.65             6.65           12.65
15833593       Fixed                    0           0                  0                0               0
15833601       Fixed                    0           0                  0                0               0
15833619       Fixed                    0           0                  0                0               0
15833627       6ML                   5.25           1               7.25             7.25           13.25
15833635       6ML                   5.75           1               7.75             7.75           13.75
15833643       6ML                    5.5           1                7.5              7.5            13.5
15833676       Fixed                    0           0                  0                0               0
15833692       6ML                   5.25           1               7.25             7.25           13.25
15833726       6ML                    5.7           1                7.7              7.7            13.7
15833742       Fixed                    0           0                  0                0               0
15833759       Fixed                    0           0                  0                0               0
15833767       6ML                    5.5           1                7.5              7.5            13.5
15833775       Fixed                    0           0                  0                0               0
15833783       Fixed                    0           0                  0                0               0
15833791       Fixed                    0           0                  0                0               0
15833809       6ML                   5.09           1               7.09             7.09           13.09
15833817       6ML                   5.49           1               7.49             7.49           13.49
15833825       Fixed                    0           0                  0                0               0
15833833       6ML                   6.89           1               8.89             8.89           14.89
15833841       6ML                   5.65           1               7.65             7.65           13.65
15833858       6ML                   5.79           1               7.79             7.79           13.79
15833866       Fixed                    0           0                  0                0               0
15833890       6ML                   5.85           1               7.85             7.85           13.85
15833908       Fixed                    0           0                  0                0               0
15833916       6ML                    5.1           1                7.1              7.1            13.1
15833924       6ML                    6.5           1                8.5              8.5            14.5
15833932       6ML                   4.95           1               6.95             6.95           12.95
15833940       Fixed                    0           0                  0                0               0
15833965       6ML                    5.7           1                7.7              7.7            13.7
15833973       6ML                   5.99           1               7.99             7.99           13.99
15833981       6ML                   5.67           1               7.67             7.67           13.67
15833999       6ML                   5.25           1               7.25             7.25           13.25
15834005       Fixed                    0           0                  0                0               0
15834013       6ML                   5.58           1               7.58             7.58           13.58
15834021       Fixed                    0           0                  0                0               0
15834039       Fixed                    0           0                  0                0               0
15834047       6ML                   4.69           1               6.69             6.69           12.69
15834054       Fixed                    0           0                  0                0               0
15834062       6ML                   5.89           1               7.89             7.89           13.89
15834070       6ML                   4.99           1               6.99             6.99           12.99
15834088       6ML                   5.99           1               7.99             7.99           13.99
15834104       6ML                    6.8           1                8.8              8.8            14.8
15834120       6ML                   6.29           1               8.29             8.29           14.29
15834138       6ML                   5.65           1               7.65             7.65           13.65
15834146       6ML                   5.71           1               7.71             7.71           13.71
15834153       6ML                    5.7           1                7.7              7.7            13.7
15834179       Fixed                    0           0                  0                0               0
15834187       6ML                   6.99           1               8.99             8.99           14.99
15834203       Fixed                    0           0                  0                0               0
15834211       6ML                   5.39           1               7.39             7.39           13.39
15834229       6ML                    5.3           1                7.3              7.3            13.3
15834237       6ML                   5.35           1               7.35             7.35           13.35
15834245       6ML                   5.59           1               7.59             7.59           13.59
15834252       Fixed                    0           0                  0                0               0
15834260       Fixed                    0           0                  0                0               0
15834278       Fixed                    0           0                  0                0               0
15834286       6ML                   6.35           1               8.35             8.35           14.35
15834302       6ML                   5.43           1               7.43             7.43           13.43
15834310       Fixed                    0           0                  0                0               0
15834328       6ML                   5.75           1               7.75             7.75           13.75
15834344       Fixed                    0           0                  0                0               0
15834351       6ML                   5.99           1               7.99             7.99           13.99
15834377       6ML                   4.85           1               6.85             6.85           12.85
15834385       Fixed                    0           0                  0                0               0
15834393       6ML                    5.6           1                7.6              7.6            13.6
15834401       6ML                   4.75           1               6.75             6.75           12.75
15834435       Fixed                    0           0                  0                0               0
15834468       Fixed                    0           0                  0                0               0
15834484       6ML                   4.98           1               6.98             6.98           12.98
15834492       Fixed                    0           0                  0                0               0
15834518       6ML                    5.2           1                7.2              7.2            13.2
15834534       6ML                    5.4           1                7.4              7.4            13.4
15834542       Fixed                    0           0                  0                0               0
15834559       6ML                   5.95           1               7.95             7.95           13.95
15834567       6ML                   5.79           1               7.79             7.79           13.79
15834575       6ML                   4.75           1               6.75             6.75           12.75
15834583       Fixed                    0           0                  0                0               0
15834591       6ML                   5.35           1               7.35             7.35           13.35
15834609       Fixed                    0           0                  0                0               0
15834617       6ML                   5.99           1               7.99             7.99           13.99
15834641       6ML                   4.49           1               6.49             6.49           12.49
15834658       6ML                    4.5           1                6.5              6.5            12.5
15834674       6ML                    5.4           1                7.4              7.4            13.4
15834690       6ML                   4.55           1                  0             4.55           12.55
15834732       6ML                    4.5           1                6.5              6.5            12.5
15834740       6ML                   6.49           1               7.99             7.99           13.99
15834765       6ML                   6.99           1               8.99             8.99           14.99
15834773       Fixed                    0           0                  0                0               0
15834781       6ML                  4.875           1              6.875            6.875          12.875
15834799       Fixed                    0           0                  0                0               0
15834807       6ML                   5.95           1               7.95             7.95           13.95
15834831       Fixed                    0           0                  0                0               0
15834849       6ML                   4.65           1               6.65             6.65           12.65
15834856       Fixed                    0           0                  0                0               0
15834864       Fixed                    0           0                  0                0               0
15834872       Fixed                    0           0                  0                0               0
15834880       Fixed                    0           0                  0                0               0
15834898       Fixed                    0           0                  0                0               0
15834906       6ML                   5.24           1               7.24             7.24           13.24
15834914       Fixed                    0           0                  0                0               0
15834922       Fixed                    0           0                  0                0               0
15834930       Fixed                    0           0                  0                0               0
15834948       Fixed                    0           0                  0                0               0
15834955       6ML                   4.69           1               6.69             6.69           12.69
15834971       Fixed                    0           0                  0                0               0
15834989       6ML                    5.5           1               8.25             8.25           14.25
15834997       6ML                    5.2           1               8.95             8.95           14.95
15835002       Fixed                    0           0                  0                0               0
15835010       Fixed                    0           0                  0                0               0
15835028       6ML                    4.7           1                6.7              6.7            12.7
15835036       Fixed                    0           0                  0                0               0
15835044       6ML                    5.7           1                7.7              7.7            13.7
15835051       Fixed                    0           0                  0                0               0
15835069       6ML                    5.8           1                7.8              7.8            13.8
15835077       6ML                   5.55           1               7.55             7.55           13.55
15835093       6ML                   5.59           1               7.59             7.59           13.59
15835101       Fixed                    0           0                  0                0               0
15835119       6ML                   5.65           1               7.65             7.65           13.65
15835135       6ML                   5.99           1               7.99             7.99           13.99
15835150       6ML                  5.625           1              7.625            7.625          13.625
15835168       6ML                   6.49           1               8.49             8.49           14.49
15835176       6ML                   4.55           1               7.55             7.55           13.55
15835192       6ML                  6.375           1              8.375            8.375          14.375
15835218       6ML                   4.75           1               6.75             6.75           12.75
15835226       6ML                  6.875           1              8.875            8.875          14.875
15835259       Fixed                    0           0                  0                0               0
15835267       6ML                    6.3           1                8.3              8.3            14.3
15835283       Fixed                    0           0                  0                0               0
15835309       6ML                   5.35           1               7.35             7.35           13.35
15835325       Fixed                    0           0                  0                0               0
15835366       6ML                    7.5           1                9.5              9.5            15.5
15835374       Fixed                    0           0                  0                0               0
15835382       Fixed                    0           0                  0                0               0
15835390       6ML                  5.375           1               7.99             7.99           13.99
15835408       Fixed                    0           0                  0                0               0
15835416       Fixed                    0           0                  0                0               0
15835424       Fixed                    0           0                  0                0               0
15835440       Fixed                    0           0                  0                0               0
15835457       Fixed                    0           0                  0                0               0
15835465       Fixed                    0           0                  0                0               0
15835473       Fixed                    0           0                  0                0               0
15835481       Fixed                    0           0                  0                0               0
15835499       Fixed                    0           0                  0                0               0
15835515       Fixed                    0           0                  0                0               0
15835523       Fixed                    0           0                  0                0               0
15835531       Fixed                    0           0                  0                0               0
15835549       Fixed                    0           0                  0                0               0
15835556       Fixed                    0           0                  0                0               0
15835564       Fixed                    0           0                  0                0               0
15835580       6ML                   4.79           1               6.79             6.79           12.79
15835598       Fixed                    0           0                  0                0               0
15835606       6ML                   5.46           1               7.46             7.46           13.46
15835614       6ML                   2.96           1               7.99             7.99           13.99
15835622       Fixed                    0           0                  0                0               0
15835648       6ML                   4.76           1               6.76             6.76           12.76
15835655       6ML                   5.55           1               7.55             7.55           13.55
15835663       6ML                   6.78           1               8.78             8.78           14.78
15835671       6ML                   7.25           1               9.25             9.25           15.25
15835713       6ML                   4.99           1               6.99             6.99           12.99
15835721       6ML                   6.76           1               8.76             8.76           14.76
15835739       6ML                   7.59           1               7.84             7.84           13.84
15835754       6ML                      6           1                  0                6            13.7
15835770       6ML                    7.7           1               7.95             7.95           13.95
15853088       Fixed                    0           0                  0                0               0
15853096       Fixed                    0           0                  0                0               0
15853120       6ML                   5.67           1               7.67             7.67           13.67
15853138       Fixed                    0           0                  0                0               0
15853146       6ML                   5.57           1               7.57             7.57           13.57
15853153       Fixed                    0           0                  0                0               0
15853161       6ML                  5.275           1              7.275            7.275          13.275
15853187       Fixed                    0           0                  0                0               0
15853195       Fixed                    0           0                  0                0               0
15853203       Fixed                    0           0                  0                0               0
15853229       6ML                   6.58           1               8.58             8.58           14.58
15853237       Fixed                    0           0                  0                0               0
15853252       6ML                   5.25           1               7.25             7.25           13.25
15853260       6ML                   6.78           1               8.78             8.78           14.78
15853278       Fixed                    0           0                  0                0               0
15853294       Fixed                    0           0                  0                0               0
15853328       Fixed                    0           0                  0                0               0
15853336       Fixed                    0           0                  0                0               0
15853344       Fixed                    0           0                  0                0               0
15853351       6ML                   5.99           1               7.99             7.99           13.99
15853369       Fixed                    0           0                  0                0               0
15853377       6ML                   4.95           1               6.95             6.95           12.95
15853385       Fixed                    0           0                  0                0               0
15853393       6ML                   4.89           1               6.89             6.89           12.89
15853401       6ML                   4.75           1               6.75             6.75           12.75
15853427       6ML                   5.75           1               7.75             7.75           13.75
15853435       Fixed                    0           0                  0                0               0
15853443       Fixed                    0           0                  0                0               0
15853450       Fixed                    0           0                  0                0               0
15853476       Fixed                    0           0                  0                0               0
15853484       6ML                  5.125           1              7.125            7.125          13.125
15853492       6ML                    6.8           1                8.8              8.8            14.8
15853518       Fixed                    0           0                  0                0               0
15853534       Fixed                    0           0                  0                0               0
15853542       6ML                   5.85           1               7.85             7.85           13.85
15853559       Fixed                    0           0                  0                0               0
15853575       Fixed                    0           0                  0                0               0
15853583       Fixed                    0           0                  0                0               0
15853591       Fixed                    0           0                  0                0               0
15853617       Fixed                    0           0                  0                0               0
15853641       6ML                   5.75           1               7.75             7.75           13.75
15853658       Fixed                    0           0                  0                0               0
15853666       Fixed                    0           0                  0                0               0
15853674       Fixed                    0           0                  0                0               0
15853708       Fixed                    0           0                  0                0               0
15853716       6ML                   6.55           1               8.55             8.55           14.55
15853724       Fixed                    0           0                  0                0               0
15853732       Fixed                    0           0                  0                0               0
15853740       Fixed                    0           0                  0                0               0
15853757       Fixed                    0           0                  0                0               0
15853765       Fixed                    0           0                  0                0               0
15853773       Fixed                    0           0                  0                0               0
15853781       6ML                   5.75           1               7.75             7.75           13.75
15853799       6ML                  5.665           1              7.665            7.665          13.665
15853807       Fixed                    0           0                  0                0               0
15853815       Fixed                    0           0                  0                0               0
15853831       Fixed                    0           0                  0                0               0
15853856       Fixed                    0           0                  0                0               0
15853864       6ML                    7.2           1                9.2              9.2            15.2
15853872       Fixed                    0           0                  0                0               0
15853880       Fixed                    0           0                  0                0               0
15853898       6ML                   5.99           1               7.99             7.99           13.99
15853914       6ML                    6.1           1                8.1              8.1            14.1
15853922       Fixed                    0           0                  0                0               0
15853930       6ML                   6.99           1               8.99             8.99           14.99
15853955       Fixed                    0           0                  0                0               0
15853989       6ML                   7.37           1               9.37             9.37           15.37
15853997       6ML                   5.75           1               7.75             7.75           13.75
15854003       6ML                   6.35           1               8.35             8.35           14.35
15854011       Fixed                    0           0                  0                0               0
15854029       6ML                    6.3           1                8.3              8.3            14.3
15854037       Fixed                    0           0                  0                0               0
15854045       6ML                   5.25           1               7.25             7.25           13.25
15854060       6ML                    7.5           1                9.5              9.5            15.5
15854078       Fixed                    0           0                  0                0               0
15854086       6ML                   6.41           1               8.41             8.41           14.41
15854094       Fixed                    0           0                  0                0               0
15854102       6ML                   5.35           1               7.35             7.35           13.35
15854110       Fixed                    0           0                  0                0               0
15854128       6ML                   6.99           1               8.99             8.99           14.99
15854136       6ML                  7.125           1              9.125            9.125          15.125
15854144       6ML                   6.99           1               8.99             8.99           14.99
15854151       6ML                    7.5           1                9.5              9.5            15.5
15854169       6ML                    6.7           1                8.7              8.7            14.7
15854177       6ML                   7.99           1               9.99             9.99           15.99
15854185       6ML                   4.99           1               6.99             6.99           12.99
15854201       Fixed                    0           0                  0                0               0
15854219       6ML                   6.99           1               8.99             8.99           14.99
15854227       6ML                    5.6           1                7.6              7.6            13.6
15854235       6ML                   5.75           1               7.75             7.75           13.75
15854243       Fixed                    0           0                  0                0               0
15854250       Fixed                    0           0                  0                0               0
15854268       6ML                   5.99           1               7.99             7.99           13.99
15854300       Fixed                    0           0                  0                0               0
15854318       Fixed                    0           0                  0                0               0
15854326       Fixed                    0           0                  0                0               0
15854334       6ML                    6.1           1                8.1              8.1            14.1
15854342       6ML                   6.55           1               8.55             8.55           14.55
15854375       Fixed                    0           0                  0                0               0
15854383       Fixed                    0           0                  0                0               0
15854391       Fixed                    0           0                  0                0               0
15854417       6ML                   4.99           1               6.99             6.99           12.99
15854425       Fixed                    0           0                  0                0               0
15854433       Fixed                    0           0                  0                0               0
15854441       Fixed                    0           0                  0                0               0
15854466       6ML                   5.99           1               7.99             7.99           13.99
15854474       Fixed                    0           0                  0                0               0
15854490       6ML                   7.72           1                9.9              9.9            15.9
15854508       Fixed                    0           0                  0                0               0
15854516       6ML                   5.65           1               7.65             7.65           13.65
15854524       Fixed                    0           0                  0                0               0
15854532       Fixed                    0           0                  0                0               0
15854540       6ML                   6.55           1               8.55             8.55           14.55
15854557       Fixed                    0           0                  0                0               0
15854565       Fixed                    0           0                  0                0               0
15854581       6ML                   6.96           1               8.96             8.96           14.96
15854599       6ML                    6.1           1                8.1              8.1            14.1
15854607       Fixed                    0           0                  0                0               0
15854615       Fixed                    0           0                  0                0               0
15854623       Fixed                    0           0                  0                0               0
15854631       6ML                   5.99           1               7.99             7.99           13.99
15854656       Fixed                    0           0                  0                0               0
15854672       6ML                   4.99           1               6.99             6.99           12.99
15854706       6ML                   4.25           1               6.25             6.25           12.25
15854722       Fixed                    0           0                  0                0               0
15854748       6ML                   5.45           1               7.45             7.45           13.45
15854755       6ML                  4.375           1              6.375            6.375          12.375
15854763       6ML                    4.6           1                6.6              6.6            12.6
15854771       6ML                    4.5           1                6.5              6.5            12.5
15854789       6ML                   5.75           1               7.75             7.75           13.75
15854797       Fixed                    0           0                  0                0               0
15854813       6ML                   4.79           1               6.79             6.79           12.79
15854839       Fixed                    0           0                  0                0               0
15854847       Fixed                    0           0                  0                0               0
15854854       6ML                   4.49           1               6.49             6.49           12.49
15854870       6ML                   5.99           1               7.99             7.99           13.99
15854888       Fixed                    0           0                  0                0               0
15854896       6ML                   6.85           1               8.85             8.85           14.85
15854912       Fixed                    0           0                  0                0               0
15854938       6ML                   5.55           1               7.55             7.55           13.55
15854946       Fixed                    0           0                  0                0               0
15854953       6ML                   4.54           1               6.54             6.54           12.54
15854961       6ML                   5.55           1               7.55             7.55           13.55
15854979       6ML                   4.75           1               6.75             6.75           12.75
15855000       6ML                   4.49           1               7.99             7.99           13.99
15855026       6ML                      4           1               5.99             5.99           11.99
15855042       Fixed                    0           0                  0                0               0
15855083       Fixed                    0           0                  0                0               0
15855109       Fixed                    0           0                  0                0               0
15855117       Fixed                    0           0                  0                0               0
15855125       6ML                   3.45           1               6.95             6.95           12.95
15855133       6ML                    5.5           1                7.5              7.5            13.5
15855141       Fixed                    0           0                  0                0               0
15855158       Fixed                    0           0                  0                0               0
15855174       6ML                   4.99           1               6.99             6.99           12.99
15855190       Fixed                    0           0                  0                0               0
15855208       Fixed                    0           0                  0                0               0
15855216       Fixed                    0           0                  0                0               0
15855224       Fixed                    0           0                  0                0               0
15855232       Fixed                    0           0                  0                0               0
15855240       Fixed                    0           0                  0                0               0
15855257       Fixed                    0           0                  0                0               0
15855265       Fixed                    0           0                  0                0               0
15855273       Fixed                    0           0                  0                0               0
15855281       6ML                   7.37           1               9.37             9.37           15.37
15855299       Fixed                    0           0                  0                0               0
15855315       Fixed                    0           0                  0                0               0
15855323       6ML                   4.29           1               6.29             6.29           12.29
15855331       6ML                   5.95           1               7.95             7.95           13.95
15855349       Fixed                    0           0                  0                0               0
15855356       6ML                    6.6           1                8.6              8.6            14.6
15855364       Fixed                    0           0                  0                0               0
15855372       Fixed                    0           0                  0                0               0
15855380       Fixed                    0           0                  0                0               0
15855414       Fixed                    0           0                  0                0               0
15855430       Fixed                    0           0                  0                0               0
15855448       Fixed                    0           0                  0                0               0
15855463       Fixed                    0           0                  0                0               0
15855471       Fixed                    0           0                  0                0               0
15855497       Fixed                    0           0                  0                0               0
15855521       Fixed                    0           0                  0                0               0
15855539       6ML                    5.2           1                7.2              7.2            13.2
15855554       6ML                    6.2           1                8.2              8.2            14.2
15855562       Fixed                    0           0                  0                0               0
15855570       Fixed                    0           0                  0                0               0
15855596       Fixed                    0           0                  0                0               0
15855604       Fixed                    0           0                  0                0               0
15855612       Fixed                    0           0                  0                0               0
15855620       Fixed                    0           0                  0                0               0
15855653       Fixed                    0           0                  0                0               0
15855679       Fixed                    0           0                  0                0               0
15855695       6ML                   6.18           1               8.18             8.18           14.18
15855703       Fixed                    0           0                  0                0               0
15855711       Fixed                    0           0                  0                0               0
15855729       6ML                   5.99           1               7.99             7.99           13.99
15855737       Fixed                    0           0                  0                0               0
15855745       6ML                    5.8           1                7.8              7.8            13.8
15855752       Fixed                    0           0                  0                0               0
15855760       6ML                    5.7           1                7.7              7.7            13.7
15855778       Fixed                    0           0                  0                0               0
15855794       Fixed                    0           0                  0                0               0
15855802       Fixed                    0           0                  0                0               0
15855810       Fixed                    0           0                  0                0               0
15855828       6ML                   6.69           1               8.69             8.69           14.69
15855836       6ML                   4.25           1               6.25             6.25           12.25
15855844       6ML                   6.35           1               8.35             8.35           14.35
15855851       6ML                  5.625           1              7.625            7.625          13.625
15855869       6ML                   5.99           1               7.99             7.99           13.99
15855877       6ML                   5.59           1               7.59             7.59           13.59
15855885       6ML                  4.875           1              6.875            6.875          12.875
15855893       6ML                   5.85           1               7.85             7.85           13.85
15855919       Fixed                    0           0                  0                0               0
15855927       Fixed                    0           0                  0                0               0
15855935       6ML                   5.75           1               7.75             7.75           13.75
15855943       Fixed                    0           0                  0                0               0
15855950       6ML                   5.99           1               7.99             7.99           13.99
15855968       6ML                    7.5           1              10.25            10.25           16.25
15856065       Fixed                    0           0                  0                0               0
15856099       Fixed                    0           0                  0                0               0
15856107       Fixed                    0           0                  0                0               0
15856115       Fixed                    0           0                  0                0               0
15856123       Fixed                    0           0                  0                0               0
15856131       Fixed                    0           0                  0                0               0
15856149       Fixed                    0           0                  0                0               0
15856156       Fixed                    0           0                  0                0               0
15856172       Fixed                    0           0                  0                0               0
15856180       Fixed                    0           0                  0                0               0
15856198       Fixed                    0           0                  0                0               0
15856206       6ML                    4.5           1                6.5              6.5            12.5
15856214       Fixed                    0           0                  0                0               0
15856222       Fixed                    0           0                  0                0               0
15856230       Fixed                    0           0                  0                0               0
15856248       Fixed                    0           0                  0                0               0
15856255       Fixed                    0           0                  0                0               0
15856289       Fixed                    0           0                  0                0               0
15856297       6ML                   6.25           1               8.25             8.25           14.25
15856305       Fixed                    0           0                  0                0               0
15856313       Fixed                    0           0                  0                0               0
15856321       Fixed                    0           0                  0                0               0
15856339       Fixed                    0           0                  0                0               0
15856347       Fixed                    0           0                  0                0               0
15856362       6ML                   5.45           1               7.45             7.45           13.45
15856370       Fixed                    0           0                  0                0               0
15856388       Fixed                    0           0                  0                0               0
15856396       Fixed                    0           0                  0                0               0
15856404       6ML                   4.15           1               6.15             6.15           12.15
15856412       Fixed                    0           0                  0                0               0
15856438       Fixed                    0           0                  0                0               0
15856446       Fixed                    0           0                  0                0               0
15856453       6ML                   5.25           1               7.25             7.25           13.25
15856479       Fixed                    0           0                  0                0               0
15856487       Fixed                    0           0                  0                0               0
15856495       Fixed                    0           0                  0                0               0
15856503       Fixed                    0           0                  0                0               0
15856511       6ML                   5.99           1               7.99             7.99           13.99
15856529       6ML                   5.65           1               7.65             7.65           13.65
15856545       Fixed                    0           0                  0                0               0
15856552       Fixed                    0           0                  0                0               0
15856560       Fixed                    0           0                  0                0               0
15856578       Fixed                    0           0                  0                0               0
15856586       Fixed                    0           0                  0                0               0
15856594       Fixed                    0           0                  0                0               0
15856610       Fixed                    0           0                  0                0               0
15856628       Fixed                    0           0                  0                0               0
15856636       Fixed                    0           0                  0                0               0
15856651       6ML                   7.35           1               9.35             9.35           15.35
15856677       Fixed                    0           0                  0                0               0
15856685       6ML                   6.85           1               8.85             8.85           14.85
15856693       6ML                   7.47           1               9.47             9.47           15.47
15856719       6ML                   6.25           1               8.25             8.25           14.25
15856735       Fixed                    0           0                  0                0               0
15856743       6ML                    5.9           1                7.9              7.9            13.9



               Prepayment    Prepayment                                         Payment
                Penalty       Penalty             Next Rate     Rate Reset        Reset Mortgage             Lien
Loan Number    Indicator        Type              Reset Date      Frequency   Frequency Loan Type          Position
15405467          Y              MI6               4/1/2007           6               6 Conventional              1
15655095          N              N/A               9/1/2008           6               6 Conventional              1
15655103          Y              MI6              10/1/2008           6               6 Conventional              1
15655129          Y              PU2              11/1/2007           6               6 Conventional              1
15655517          Y              PU1               9/1/2008           6               6 Conventional              1
15655970          Y              MI6              11/1/2007           6               6 Conventional              1
15656986          Y              PU1              12/1/2007           6               6 Conventional              1
15657158          Y              MI6              12/1/2008           6               6 Conventional              1
15657307          Y              PU2              12/1/2007           6               6 Conventional              1
15657380          Y              MI6              11/1/2007           6               6 Conventional              1
15657547          Y              MI6              12/1/2008           6               6 Conventional              1
15657596          N              N/A             00/00/0000           0               0 Conventional              1
15658032          Y              PU1              12/1/2007           6               6 Conventional              1
15658248          Y              MI6             00/00/0000           0               0 Conventional              1
15658305          Y              MI6             00/00/0000           0               0 Conventional              1
15836158          Y              MI6             00/00/0000           0               0 Conventional              1
15836166          N              N/A             00/00/0000           0               0 Conventional              1
15836174          Y              MI6               4/1/2008           6               6 Conventional              1
15836182          N              N/A             00/00/0000           0               0 Conventional              1
15836208          Y              PU2             00/00/0000           0               0 Conventional              1
15836216          Y              MI6               4/1/2008           6               6 Conventional              1
15836224          Y              MI6             00/00/0000           0               0 Conventional              1
15836240          N              N/A             00/00/0000           0               0 Conventional              1
15836257          Y              PU1               2/1/2008           6               6 Conventional              1
15836273          Y              MI6             00/00/0000           0               0 Conventional              1
15836281          N              N/A               3/1/2008           6               6 Conventional              1
15836299          Y              PU2             00/00/0000           0               0 Conventional              1
15836307          Y              MI6               4/1/2009           6               6 Conventional              1
15836315          Y              MI6               2/1/2008           6               6 Conventional              1
15836323          N              N/A               2/1/2008           6               6 Conventional              1
15836331          Y              MI6               3/1/2008           6               6 Conventional              1
15836349          Y              PU1               4/1/2011           6               6 Conventional              1
15836356          Y              MI6               3/1/2009           6               6 Conventional              1
15836364          Y              MI6             00/00/0000           0               0 Conventional              1
15836372          Y              MI6               4/1/2009           6               6 Conventional              1
15836380          Y              PU1               3/1/2008           6               6 Conventional              1
15836398          Y              MI6               4/1/2009           6               6 Conventional              1
15836406          Y              PU2               3/1/2008           6               6 Conventional              1
15836414          Y              PU3/2/1           3/1/2008           6               6 Conventional              1
15836422          N              N/A               3/1/2008           6               6 Conventional              1
15836430          Y              MI6               3/1/2009           6               6 Conventional              1
15836448          Y              MI6               3/1/2008           6               6 Conventional              1
15836463          Y              PU2               3/1/2008           6               6 Conventional              1
15836471          Y              MI6               4/1/2008           6               6 Conventional              1
15836489          N              N/A               3/1/2009           6               6 Conventional              1
15836497          Y              MI6               4/1/2009           6               6 Conventional              1
15836505          Y              MI6               3/1/2009           6               6 Conventional              1
15836513          Y              MI6               4/1/2008           6               6 Conventional              1
15836521          Y              MI6               3/1/2009           6               6 Conventional              1
15836539          Y              MI6               4/1/2008           6               6 Conventional              1
15836547          Y              MI6               4/1/2009           6               6 Conventional              1
15836554          N              N/A               4/1/2008           6               6 Conventional              1
15836562          Y              MI6               4/1/2009           6               6 Conventional              1
15836570          Y              PU1               3/1/2008           6               6 Conventional              1
15836588          Y              PU5/4/3           4/1/2008           6               6 Conventional              1
15836596          N              N/A               4/1/2009           6               6 Conventional              1
15836604          Y              PU2             00/00/0000           0               0 Conventional              1
15836612          Y              MI6             00/00/0000           0               0 Conventional              1
15836620          Y              MI6             00/00/0000           0               0 Conventional              1
15836638          Y              PU1               3/1/2008           6               6 Conventional              1
15836646          Y              PU5/4/3           3/1/2009           6               6 Conventional              1
15836653          Y              MI6               4/1/2008           6               6 Conventional              1
15836661          Y              MI6               3/1/2009           6               6 Conventional              1
15836695          Y              MI6               4/1/2009           6               6 Conventional              1
15836703          Y              MI6               4/1/2009           6               6 Conventional              1
15836711          Y              MI6               4/1/2008           6               6 Conventional              1
15836729          N              N/A               3/1/2008           6               6 Conventional              1
15836737          Y              MI6               4/1/2009           6               6 Conventional              1
15836745          Y              PU1               4/1/2008           6               6 Conventional              1
15836752          Y              MI6               3/1/2008           6               6 Conventional              1
15836760          N              N/A               4/1/2008           6               6 Conventional              1
15836778          Y              MI6               4/1/2009           6               6 Conventional              1
15836786          Y              MI6               4/1/2009           6               6 Conventional              1
15836794          N              N/A               4/1/2008           6               6 Conventional              1
15836802          Y              MI6               4/1/2008           6               6 Conventional              1
15836810          Y              MI6               3/1/2009           6               6 Conventional              1
15836828          Y              PU1               3/1/2008           6               6 Conventional              1
15836836          Y              MI6             00/00/0000           0               0 Conventional              1
15836844          N              N/A             00/00/0000           0               0 Conventional              1
15836851          N              N/A               3/1/2008           6               6 Conventional              1
15836869          Y              MI6               4/1/2008           6               6 Conventional              1
15836877          Y              MI6               4/1/2009           6               6 Conventional              1
15836885          Y              MI6               3/1/2009           6               6 Conventional              1
15836893          Y              MI6             00/00/0000           0               0 Conventional              1
15836901          Y              MI6               3/1/2009           6               6 Conventional              1
15836919          N              N/A               3/1/2008           6               6 Conventional              1
15836927          Y              MI6             00/00/0000           0               0 Conventional              1
15836935          Y              MI6               4/1/2008           6               6 Conventional              1
15836943          Y              MI6               4/1/2008           6               6 Conventional              1
15836950          Y              MI6               4/1/2009           6               6 Conventional              1
15836968          Y              MI6               4/1/2008           6               6 Conventional              1
15836976          Y              PU5/4/3           4/1/2009           6               6 Conventional              1
15836984          Y              PU1               3/1/2008           6               6 Conventional              1
15836992          Y              MI6               4/1/2009           6               6 Conventional              1
15837008          Y              MI6               3/1/2009           6               6 Conventional              1
15837024          N              N/A               4/1/2008           6               6 Conventional              1
15837032          Y              MI6               4/1/2009           6               6 Conventional              1
15837040          Y              MI6               4/1/2009           6               6 Conventional              1
15837057          Y              MI6               4/1/2009           6               6 Conventional              1
15837065          N              N/A               3/1/2008           6               6 Conventional              1
15837073          Y              MI6               4/1/2009           6               6 Conventional              1
15837081          Y              MI6             00/00/0000           0               0 Conventional              1
15837107          Y              PU2             00/00/0000           0               0 Conventional              1
15837115          N              N/A               4/1/2009           6               6 Conventional              1
15837123          Y              MI6             00/00/0000           0               0 Conventional              1
15837131          Y              MI6               4/1/2008           6               6 Conventional              1
15837149          Y              PU3/2/1           4/1/2009           6               6 Conventional              1
15837156          Y              MI6             00/00/0000           0               0 Conventional              1
15837164          Y              MI6               4/1/2009           6               6 Conventional              1
15837172          Y              MI6             00/00/0000           0               0 Conventional              1
15837180          Y              MI6               4/1/2009           6               6 Conventional              1
15837198          Y              MI6               4/1/2009           6               6 Conventional              1
15837214          Y              PU1               4/1/2008           6               6 Conventional              1
15837222          N              N/A               4/1/2008           6               6 Conventional              1
15837248          Y              MI6               4/1/2009           6               6 Conventional              1
15837255          Y              MI6               4/1/2009           6               6 Conventional              1
15837263          Y              PU1               4/1/2009           6               6 Conventional              1
15837271          Y              MI6             00/00/0000           0               0 Conventional              1
15837289          Y              MI6               4/1/2009           6               6 Conventional              1
15837297          N              N/A               4/1/2008           6               6 Conventional              1
15837313          N              N/A               4/1/2008           6               6 Conventional              1
15837321          Y              MI6               4/1/2009           6               6 Conventional              1
15837339          Y              PU2             00/00/0000           0               0 Conventional              1
15837347          Y              MI6               4/1/2008           6               6 Conventional              1
15837354          Y              PU2               4/1/2009           6               6 Conventional              1
15837362          N              N/A               4/1/2009           6               6 Conventional              1
15837388          Y              MI6               4/1/2009           6               6 Conventional              1
15837396          N              N/A               4/1/2008           6               6 Conventional              1
15837404          Y              MI6               4/1/2008           6               6 Conventional              1
15837412          N              N/A               3/1/2008           6               6 Conventional              1
15837438          Y              MI6               4/1/2009           6               6 Conventional              1
15837446          Y              MI2               4/1/2009           6               6 Conventional              1
15837453          Y              PU2               4/1/2008           6               6 Conventional              1
15837461          Y              MI6               4/1/2009           6               6 Conventional              1
15837479          Y              MI6               4/1/2009           6               6 Conventional              1
15837487          Y              MI6               4/1/2009           6               6 Conventional              1
15837503          Y              MI6             00/00/0000           0               0 Conventional              1
15837529          Y              MI6               4/1/2009           6               6 Conventional              1
15837552          Y              MI6               4/1/2009           6               6 Conventional              1
15837586          Y              MI6               4/1/2009           6               6 Conventional              1
15837594          Y              MI6               4/1/2008           6               6 Conventional              1
15837602          Y              MI6               4/1/2009           6               6 Conventional              1
15837628          Y              PU1               4/1/2009           6               6 Conventional              1
15837636          Y              MI6               4/1/2009           6               6 Conventional              1
15837644          Y              MI6             00/00/0000           0               0 Conventional              1
15837651          Y              MI6               4/1/2008           6               6 Conventional              1
15837669          Y              PU1               4/1/2008           6               6 Conventional              1
15837677          Y              MI6               4/1/2008           6               6 Conventional              1
15837685          Y              PU2             00/00/0000           0               0 Conventional              1
15837701          Y              MI6               4/1/2009           6               6 Conventional              1
15837719          N              N/A               4/1/2008           6               6 Conventional              1
15837735          Y              PU1               4/1/2008           6               6 Conventional              1
15837750          Y              MI6               4/1/2009           6               6 Conventional              1
15837768          Y              PU2             00/00/0000           0               0 Conventional              1
15837776          Y              MI6               4/1/2009           6               6 Conventional              1
15837784          Y              MI6               4/1/2009           6               6 Conventional              1
15837792          Y              PU5/4/3           4/1/2009           6               6 Conventional              1
15837800          Y              PU1               4/1/2009           6               6 Conventional              1
15837826          N              N/A               4/1/2009           6               6 Conventional              1
15837834          Y              MI2               4/1/2009           6               6 Conventional              1
15837842          Y              MI6               4/1/2009           6               6 Conventional              1
15837859          Y              MI6               4/1/2008           6               6 Conventional              1
15837867          Y              MI6               4/1/2009           6               6 Conventional              1
15837883          Y              MI6               4/1/2009           6               6 Conventional              1
15837891          N              N/A               4/1/2008           6               6 Conventional              1
15837909          N              N/A               4/1/2008           6               6 Conventional              1
15837933          N              N/A             00/00/0000           0               0 Conventional              1
15837941          N              N/A               4/1/2008           6               6 Conventional              1
15837958          Y              MI6               4/1/2009           6               6 Conventional              1
15837966          N              N/A               4/1/2008           6               6 Conventional              1
15837974          Y              MI6               4/1/2009           6               6 Conventional              1
15837982          Y              MI6               4/1/2009           6               6 Conventional              1
15837990          Y              MI6               4/1/2008           6               6 Conventional              1
15838014          N              N/A               4/1/2009           6               6 Conventional              1
15838022          Y              MI6               4/1/2009           6               6 Conventional              1
15838030          Y              MI6               4/1/2009           6               6 Conventional              1
15838048          Y              MI6               4/1/2009           6               6 Conventional              1
15838055          N              N/A               4/1/2008           6               6 Conventional              1
15838063          Y              PU1               4/1/2008           6               6 Conventional              1
15838071          Y              MI6               4/1/2009           6               6 Conventional              1
15838097          Y              MI6               4/1/2009           6               6 Conventional              1
15838105          Y              MI6               4/1/2008           6               6 Conventional              1
15838121          N              N/A               4/1/2008           6               6 Conventional              1
15838139          Y              MI6               4/1/2009           6               6 Conventional              1
15838147          N              N/A               4/1/2008           6               6 Conventional              1
15838154          Y              MI2               4/1/2009           6               6 Conventional              1
15838162          Y              MI6               4/1/2008           6               6 Conventional              1
15838170          Y              PU2               4/1/2008           6               6 Conventional              1
15838188          Y              MI6               4/1/2009           6               6 Conventional              1
15838212          Y              MI6               4/1/2009           6               6 Conventional              1
15838238          Y              MI6               4/1/2009           6               6 Conventional              1
15838246          Y              MI6               4/1/2008           6               6 Conventional              1
15838253          Y              MI6               4/1/2008           6               6 Conventional              1
15838261          N              N/A             00/00/0000           0               0 Conventional              1
15838279          Y              PU5/4/3           4/1/2008           6               6 Conventional              1
15838287          Y              MI6               4/1/2009           6               6 Conventional              1
15838295          Y              MI6               4/1/2009           6               6 Conventional              1
15838303          Y              MI6               4/1/2009           6               6 Conventional              1
15838311          N              N/A               4/1/2008           6               6 Conventional              1
15838329          Y              PU2               4/1/2008           6               6 Conventional              1
15838337          Y              PU2               4/1/2008           6               6 Conventional              1
15838345          Y              PU2               4/1/2009           6               6 Conventional              1
15838352          Y              PU2               4/1/2008           6               6 Conventional              1
15838360          Y              MI6               4/1/2009           6               6 Conventional              1
15838386          N              N/A               4/1/2008           6               6 Conventional              1
15838394          Y              MI6               4/1/2008           6               6 Conventional              1
15838402          Y              MI6               4/1/2009           6               6 Conventional              1
15838410          Y              MI6               4/1/2008           6               6 Conventional              1
15838428          Y              PU1               4/1/2008           6               6 Conventional              1
15838436          Y              MI6               4/1/2009           6               6 Conventional              1
15838444          N              N/A               4/1/2008           6               6 Conventional              1
15838451          Y              PU2               4/1/2009           6               6 Conventional              1
15838477          Y              PU2             00/00/0000           0               0 Conventional              1
15838485          Y              MI6               4/1/2008           6               6 Conventional              1
15838493          Y              MI6               4/1/2008           6               6 Conventional              1
15838501          Y              MI6               4/1/2009           6               6 Conventional              1
15838519          Y              MI6               4/1/2009           6               6 Conventional              1
15838527          Y              PU1               4/1/2009           6               6 Conventional              1
15838535          Y              MI6               4/1/2009           6               6 Conventional              1
15838550          N              N/A             00/00/0000           0               0 Conventional              1
15838568          N              N/A               4/1/2008           6               6 Conventional              1
15838576          Y              PU2             00/00/0000           0               0 Conventional              1
15838584          Y              PU5/4/3           4/1/2008           6               6 Conventional              1
15838592          N              N/A               4/1/2009           6               6 Conventional              1
15838600          Y              MI6               4/1/2008           6               6 Conventional              1
15838626          Y              MI6               4/1/2008           6               6 Conventional              1
15838634          Y              PU1               4/1/2008           6               6 Conventional              1
15838642          Y              MI6               4/1/2009           6               6 Conventional              1
15838667          Y              PU2               4/1/2008           6               6 Conventional              1
15838683          Y              MI6             00/00/0000           0               0 Conventional              1
15838691          Y              MI6             00/00/0000           0               0 Conventional              1
15838709          N              N/A             00/00/0000           0               0 Conventional              1
15838717          Y              MI6               4/1/2009           6               6 Conventional              1
15838725          N              N/A               4/1/2008           6               6 Conventional              1
15838733          Y              MI6               4/1/2009           6               6 Conventional              1
15838741          Y              MI6               4/1/2008           6               6 Conventional              1
15838758          Y              MI6               4/1/2009           6               6 Conventional              1
15838766          Y              MI6               4/1/2009           6               6 Conventional              1
15838774          Y              MI6               4/1/2009           6               6 Conventional              1
15838782          Y              MI6               4/1/2009           6               6 Conventional              1
15838790          N              N/A               4/1/2008           6               6 Conventional              1
15838808          Y              MI6               4/1/2009           6               6 Conventional              1
15838824          Y              MI6               4/1/2009           6               6 Conventional              1
15838832          Y              MI6               4/1/2009           6               6 Conventional              1
15838840          Y              MI6               4/1/2009           6               6 Conventional              1
15838857          Y              PU1               4/1/2008           6               6 Conventional              1
15838865          Y              MI6               4/1/2009           6               6 Conventional              1
15838873          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15838881          Y              MI6               4/1/2009           6               6 Conventional              1
15838899          Y              MI6               4/1/2008           6               6 Conventional              1
15838915          Y              MI6               4/1/2009           6               6 Conventional              1
15838923          Y              MI6               4/1/2008           6               6 Conventional              1
15838931          Y              MI6               4/1/2009           6               6 Conventional              1
15838949          N              N/A               4/1/2008           6               6 Conventional              1
15838964          Y              MI6               4/1/2009           6               6 Conventional              1
15838972          Y              MI6               4/1/2009           6               6 Conventional              1
15838980          Y              PU2               4/1/2009           6               6 Conventional              1
15838998          N              N/A               4/1/2009           6               6 Conventional              1
15839012          Y              MI6               4/1/2009           6               6 Conventional              1
15839038          Y              MI6               4/1/2008           6               6 Conventional              1
15839046          N              N/A               4/1/2009           6               6 Conventional              1
15839053          Y              MI6               4/1/2009           6               6 Conventional              1
15839061          N              N/A               4/1/2008           6               6 Conventional              1
15839079          Y              MI6               4/1/2009           6               6 Conventional              1
15839087          Y              MI6               4/1/2009           6               6 Conventional              1
15839095          N              N/A               4/1/2008           6               6 Conventional              1
15839103          Y              PU1               4/1/2008           6               6 Conventional              1
15839129          Y              MI2             00/00/0000           0               0 Conventional              1
15839137          N              N/A               4/1/2009           6               6 Conventional              1
15839145          Y              MI6               5/1/2008           6               6 Conventional              1
15839152          Y              MI6               4/1/2009           6               6 Conventional              1
15839160          N              N/A               4/1/2009           6               6 Conventional              1
15839178          N              N/A               4/1/2009           6               6 Conventional              1
15839186          Y              PU2               4/1/2009           6               6 Conventional              1
15839202          Y              PU2             00/00/0000           0               0 Conventional              1
15839210          Y              MI6               4/1/2009           6               6 Conventional              1
15839228          Y              MI6               4/1/2009           6               6 Conventional              1
15839236          Y              MI6               4/1/2009           6               6 Conventional              1
15839244          Y              MI6               4/1/2008           6               6 Conventional              1
15839251          Y              MI6               4/1/2009           6               6 Conventional              1
15839269          Y              MI6               4/1/2009           6               6 Conventional              1
15839277          Y              MI6               4/1/2009           6               6 Conventional              1
15839285          Y              MI6               4/1/2009           6               6 Conventional              1
15839293          Y              PU2             00/00/0000           0               0 Conventional              1
15839319          Y              MI6             00/00/0000           0               0 Conventional              1
15839327          Y              PU1               4/1/2008           6               6 Conventional              1
15839335          Y              MI6               4/1/2009           6               6 Conventional              1
15839343          Y              MI6             00/00/0000           0               0 Conventional              1
15839368          Y              MI6               4/1/2008           6               6 Conventional              1
15839376          Y              MI6               4/1/2009           6               6 Conventional              1
15839384          N              N/A               4/1/2008           6               6 Conventional              1
15839392          N              N/A               4/1/2009           6               6 Conventional              1
15839400          Y              PU2               4/1/2009           6               6 Conventional              1
15839418          N              N/A               4/1/2008           6               6 Conventional              1
15839426          Y              MI6               4/1/2009           6               6 Conventional              1
15839434          Y              MI6               4/1/2009           6               6 Conventional              1
15839442          Y              MI6               4/1/2009           6               6 Conventional              1
15839459          Y              MI6               4/1/2009           6               6 Conventional              1
15839475          Y              MI6               4/1/2008           6               6 Conventional              1
15839483          Y              MI6               4/1/2009           6               6 Conventional              1
15839491          Y              MI6               4/1/2009           6               6 Conventional              1
15839509          Y              MI6               4/1/2008           6               6 Conventional              1
15839517          Y              MI6             00/00/0000           0               0 Conventional              1
15839533          N              N/A               4/1/2008           6               6 Conventional              1
15839541          Y              MI6               4/1/2009           6               6 Conventional              1
15839558          Y              MI6               4/1/2009           6               6 Conventional              1
15839566          Y              MI6               4/1/2008           6               6 Conventional              1
15839574          N              N/A               4/1/2008           6               6 Conventional              1
15839582          Y              MI6               4/1/2008           6               6 Conventional              1
15839590          Y              MI6               4/1/2008           6               6 Conventional              1
15839608          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15839624          Y              MI6               4/1/2009           6               6 Conventional              1
15839632          N              N/A               4/1/2008           6               6 Conventional              1
15839657          Y              PU2               4/1/2008           6               6 Conventional              1
15839665          Y              PU1               4/1/2008           6               6 Conventional              1
15839681          Y              PU1               4/1/2008           6               6 Conventional              1
15839699          Y              MI6               4/1/2008           6               6 Conventional              1
15839707          Y              PU2               4/1/2008           6               6 Conventional              1
15839715          Y              MI2               4/1/2008           6               6 Conventional              1
15839723          Y              MI6               4/1/2008           6               6 Conventional              1
15839731          Y              MI6               4/1/2009           6               6 Conventional              1
15839756          Y              PU1               4/1/2008           6               6 Conventional              1
15839764          Y              MI6               4/1/2009           6               6 Conventional              1
15839772          Y              MI6               4/1/2008           6               6 Conventional              1
15839780          Y              MI6               4/1/2009           6               6 Conventional              1
15839798          N              N/A               4/1/2008           6               6 Conventional              1
15839806          N              N/A               4/1/2008           6               6 Conventional              1
15839814          Y              MI6               4/1/2008           6               6 Conventional              1
15839830          Y              MI6               4/1/2008           6               6 Conventional              1
15839848          Y              MI6               4/1/2009           6               6 Conventional              1
15839863          Y              PU2             00/00/0000           0               0 Conventional              1
15839871          Y              MI6               4/1/2008           6               6 Conventional              1
15839889          Y              PU1               4/1/2008           6               6 Conventional              1
15839897          Y              MI6               4/1/2009           6               6 Conventional              1
15839905          Y              MI6               4/1/2009           6               6 Conventional              1
15839913          Y              MI6               4/1/2009           6               6 Conventional              1
15839921          Y              MI6               4/1/2009           6               6 Conventional              1
15839939          N              N/A               4/1/2008           6               6 Conventional              1
15839947          Y              MI6               4/1/2009           6               6 Conventional              1
15839954          Y              MI6               4/1/2008           6               6 Conventional              1
15839962          Y              MI6             00/00/0000           0               0 Conventional              1
15839970          N              N/A               4/1/2008           6               6 Conventional              1
15839988          Y              MI6               4/1/2009           6               6 Conventional              1
15839996          Y              MI6               4/1/2009           6               6 Conventional              1
15840002          Y              MI6               4/1/2008           6               6 Conventional              1
15840010          Y              MI6               4/1/2009           6               6 Conventional              1
15840028          N              N/A               4/1/2008           6               6 Conventional              1
15840036          N              N/A               4/1/2008           6               6 Conventional              1
15840044          Y              PU1             00/00/0000           0               0 Conventional              1
15840051          Y              MI6               4/1/2008           6               6 Conventional              1
15840069          Y              MI6               4/1/2009           6               6 Conventional              1
15840077          Y              MI6               4/1/2008           6               6 Conventional              1
15840085          Y              PU2               4/1/2009           6               6 Conventional              1
15840093          Y              MI6               4/1/2009           6               6 Conventional              1
15840101          N              N/A               4/1/2009           6               6 Conventional              1
15840119          Y              MI6               4/1/2009           6               6 Conventional              1
15840135          Y              MI6               4/1/2009           6               6 Conventional              1
15840143          Y              MI6             00/00/0000           0               0 Conventional              1
15840150          Y              MI6               4/1/2009           6               6 Conventional              1
15840168          N              N/A               4/1/2008           6               6 Conventional              1
15840176          Y              PU2               4/1/2008           6               6 Conventional              1
15840184          Y              MI6               4/1/2009           6               6 Conventional              1
15840192          N              N/A               4/1/2008           6               6 Conventional              1
15840200          N              N/A             00/00/0000           0               0 Conventional              1
15840218          Y              MI6             00/00/0000           0               0 Conventional              1
15840226          Y              MI6               4/1/2009           6               6 Conventional              1
15840234          Y              PU2               4/1/2008           6               6 Conventional              1
15840242          Y              MI6             00/00/0000           0               0 Conventional              1
15840267          Y              MI2               4/1/2009           6               6 Conventional              1
15840275          Y              MI6             00/00/0000           0               0 Conventional              1
15840283          Y              MI6               4/1/2009           6               6 Conventional              1
15840291          Y              MI6               4/1/2009           6               6 Conventional              1
15840309          N              N/A               4/1/2009           6               6 Conventional              1
15840325          N              N/A               4/1/2008           6               6 Conventional              1
15840333          Y              MI6               4/1/2009           6               6 Conventional              1
15840341          Y              MI6             00/00/0000           0               0 Conventional              1
15840366          Y              MI6               4/1/2008           6               6 Conventional              1
15840374          Y              PU1               4/1/2009           6               6 Conventional              1
15840382          Y              MI6             00/00/0000           0               0 Conventional              1
15840390          N              N/A               4/1/2008           6               6 Conventional              1
15840408          Y              MI6               4/1/2008           6               6 Conventional              1
15840416          Y              MI6               4/1/2008           6               6 Conventional              1
15840424          Y              MI6               4/1/2009           6               6 Conventional              1
15840432          N              N/A               4/1/2008           6               6 Conventional              1
15840440          N              N/A               4/1/2008           6               6 Conventional              1
15840457          N              N/A               4/1/2011           6               6 Conventional              1
15840465          N              N/A               4/1/2008           6               6 Conventional              1
15840473          Y              MI6               4/1/2008           6               6 Conventional              1
15840481          Y              MI6               4/1/2009           6               6 Conventional              1
15840499          Y              MI6               4/1/2009           6               6 Conventional              1
15840515          N              N/A             00/00/0000           0               0 Conventional              1
15840523          N              N/A               4/1/2008           6               6 Conventional              1
15840531          Y              MI6               4/1/2009           6               6 Conventional              1
15840556          Y              MI6               4/1/2009           6               6 Conventional              1
15840564          N              N/A               4/1/2009           6               6 Conventional              1
15840572          Y              MI6               4/1/2009           6               6 Conventional              1
15840580          Y              PU2               4/1/2008           6               6 Conventional              1
15840598          Y              MI6               4/1/2009           6               6 Conventional              1
15840606          Y              PU1               4/1/2008           6               6 Conventional              1
15840614          Y              MI6             00/00/0000           0               0 Conventional              1
15840622          N              N/A               4/1/2008           6               6 Conventional              1
15840630          Y              MI6               4/1/2009           6               6 Conventional              1
15840648          Y              PU2               4/1/2009           6               6 Conventional              1
15840655          Y              MI6               4/1/2009           6               6 Conventional              1
15840663          Y              MI6               4/1/2009           6               6 Conventional              1
15840671          N              N/A               4/1/2008           6               6 Conventional              1
15840697          N              N/A               4/1/2008           6               6 Conventional              1
15840705          Y              MI6             00/00/0000           0               0 Conventional              1
15840713          Y              PU2               4/1/2009           6               6 Conventional              1
15840721          Y              MI6               4/1/2011           6               6 Conventional              1
15840739          Y              PU2               4/1/2008           6               6 Conventional              1
15840747          Y              PU2               4/1/2009           6               6 Conventional              1
15840754          Y              MI6               4/1/2008           6               6 Conventional              1
15840762          Y              PU3/2/1           4/1/2009           6               6 Conventional              1
15840770          Y              PU1               4/1/2008           6               6 Conventional              1
15840788          Y              MI6               4/1/2008           6               6 Conventional              1
15840804          Y              MI6               4/1/2008           6               6 Conventional              1
15840812          Y              MI6               4/1/2009           6               6 Conventional              1
15840820          Y              MI6               4/1/2009           6               6 Conventional              1
15840838          N              N/A               4/1/2008           6               6 Conventional              1
15840846          Y              MI6               4/1/2009           6               6 Conventional              1
15840853          Y              MI6               4/1/2009           6               6 Conventional              1
15840861          Y              MI6               4/1/2009           6               6 Conventional              1
15840879          Y              PU2               4/1/2009           6               6 Conventional              1
15840887          Y              MI6               4/1/2008           6               6 Conventional              1
15840895          N              N/A               4/1/2008           6               6 Conventional              1
15840903          Y              MI6               4/1/2008           6               6 Conventional              1
15840911          Y              MI6               4/1/2009           6               6 Conventional              1
15840929          N              N/A               4/1/2009           6               6 Conventional              1
15840937          Y              MI6             00/00/0000           0               0 Conventional              1
15840945          Y              MI6               4/1/2008           6               6 Conventional              1
15840952          N              N/A               4/1/2008           6               6 Conventional              1
15840978          Y              MI6             00/00/0000           0               0 Conventional              1
15840986          Y              MI6               4/1/2009           6               6 Conventional              1
15840994          N              N/A               4/1/2008           6               6 Conventional              1
15841000          Y              PU1               4/1/2008           6               6 Conventional              1
15841018          Y              MI6               4/1/2008           6               6 Conventional              1
15841026          Y              MI6               4/1/2009           6               6 Conventional              1
15841034          Y              MI6               4/1/2008           6               6 Conventional              1
15841042          Y              PU2             00/00/0000           0               0 Conventional              1
15841059          Y              MI6               4/1/2009           6               6 Conventional              1
15841067          Y              PU2               4/1/2008           6               6 Conventional              1
15841075          Y              MI6               4/1/2009           6               6 Conventional              1
15841083          N              N/A               4/1/2008           6               6 Conventional              1
15841091          Y              MI6               4/1/2009           6               6 Conventional              1
15841109          Y              PU2               4/1/2009           6               6 Conventional              1
15841117          Y              MI6               4/1/2011           6               6 Conventional              1
15841125          Y              PU1               4/1/2008           6               6 Conventional              1
15841141          Y              PU1               4/1/2008           6               6 Conventional              1
15841158          Y              MI2             00/00/0000           0               0 Conventional              1
15841166          Y              MI6               4/1/2009           6               6 Conventional              1
15841174          Y              MI6               4/1/2009           6               6 Conventional              1
15841182          Y              PU3/2/1           4/1/2008           6               6 Conventional              1
15841190          Y              PU1               4/1/2008           6               6 Conventional              1
15841208          Y              MI6               4/1/2009           6               6 Conventional              1
15841216          Y              MI6               4/1/2009           6               6 Conventional              1
15841232          Y              MI6               4/1/2008           6               6 Conventional              1
15841257          N              N/A               4/1/2009           6               6 Conventional              1
15841265          Y              PU5/4/3           4/1/2008           6               6 Conventional              1
15841273          Y              MI6               4/1/2009           6               6 Conventional              1
15841281          N              N/A               4/1/2008           6               6 Conventional              1
15841315          Y              MI6               4/1/2008           6               6 Conventional              1
15841323          Y              MI6               4/1/2008           6               6 Conventional              1
15841331          Y              MI6               4/1/2008           6               6 Conventional              1
15841356          N              N/A               4/1/2008           6               6 Conventional              1
15841364          Y              MI6               4/1/2008           6               6 Conventional              1
15841380          Y              MI6               4/1/2009           6               6 Conventional              1
15841398          Y              MI6               4/1/2009           6               6 Conventional              1
15841406          Y              MI6             00/00/0000           0               0 Conventional              1
15841414          N              N/A               4/1/2008           6               6 Conventional              1
15841422          Y              MI6               4/1/2008           6               6 Conventional              1
15841430          Y              MI6               4/1/2008           6               6 Conventional              1
15841448          Y              MI6               4/1/2009           6               6 Conventional              1
15841463          N              N/A               4/1/2008           6               6 Conventional              1
15841471          Y              PU5/4/3           4/1/2009           6               6 Conventional              1
15841489          N              N/A             00/00/0000           0               0 Conventional              1
15841505          N              N/A               4/1/2009           6               6 Conventional              1
15841513          N              N/A               4/1/2008           6               6 Conventional              1
15841521          Y              MI6               4/1/2008           6               6 Conventional              1
15841539          Y              MI6               4/1/2008           6               6 Conventional              1
15841547          Y              MI6               4/1/2009           6               6 Conventional              1
15841554          Y              MI6               4/1/2011           6               6 Conventional              1
15841562          N              N/A               4/1/2008           6               6 Conventional              1
15841570          Y              MI6               4/1/2009           6               6 Conventional              1
15841588          Y              PU2               4/1/2008           6               6 Conventional              1
15841596          N              N/A               4/1/2008           6               6 Conventional              1
15841646          Y              MI6               2/1/2008           6               6 Conventional              1
15841661          Y              MI6               4/1/2008           6               6 Conventional              1
15841679          N              N/A               4/1/2009           6               6 Conventional              1
15841687          Y              MI6               4/1/2008           6               6 Conventional              1
15841703          Y              PU1               4/1/2008           6               6 Conventional              1
15841711          Y              MI6               4/1/2008           6               6 Conventional              1
15841737          Y              MI6               4/1/2008           6               6 Conventional              1
15841745          Y              MI6               4/1/2008           6               6 Conventional              1
15841752          Y              MI6               4/1/2008           6               6 Conventional              1
15841760          Y              MI6             00/00/0000           0               0 Conventional              1
15841778          Y              MI6               4/1/2008           6               6 Conventional              1
15841794          Y              MI6               4/1/2009           6               6 Conventional              1
15841810          Y              PU1               4/1/2009           6               6 Conventional              1
15841828          N              N/A               4/1/2009           6               6 Conventional              1
15841836          Y              MI6               4/1/2008           6               6 Conventional              1
15841844          Y              MI6               4/1/2008           6               6 Conventional              1
15841851          Y              MI6               4/1/2008           6               6 Conventional              1
15841869          Y              MI6               4/1/2008           6               6 Conventional              1
15841877          Y              MI6               4/1/2008           6               6 Conventional              1
15841901          N              N/A             00/00/0000           0               0 Conventional              1
15841919          Y              MI6               4/1/2008           6               6 Conventional              1
15841927          Y              MI6             00/00/0000           0               0 Conventional              1
15841935          Y              MI6               4/1/2008           6               6 Conventional              1
15841950          N              N/A               4/1/2009           6               6 Conventional              1
15841968          Y              MI6               4/1/2008           6               6 Conventional              1
15841976          Y              MI6             00/00/0000           0               0 Conventional              1
15841984          Y              MI6               4/1/2008           6               6 Conventional              1
15842008          Y              MI6               4/1/2008           6               6 Conventional              1
15842016          Y              MI6               4/1/2008           6               6 Conventional              1
15842024          N              N/A               4/1/2009           6               6 Conventional              1
15842032          Y              MI6               4/1/2008           6               6 Conventional              1
15842040          Y              MI6               4/1/2008           6               6 Conventional              1
15842057          Y              MI6               4/1/2008           6               6 Conventional              1
15842065          N              N/A               4/1/2008           6               6 Conventional              1
15842073          Y              MI6               4/1/2009           6               6 Conventional              1
15842099          Y              MI6               4/1/2008           6               6 Conventional              1
15842107          Y              PU5/4             4/1/2008           6               6 Conventional              1
15842115          Y              MI6               4/1/2008           6               6 Conventional              1
15842123          Y              MI6               4/1/2008           6               6 Conventional              1
15842131          Y              MI6               4/1/2008           6               6 Conventional              1
15842149          Y              MI6               4/1/2008           6               6 Conventional              1
15842156          Y              MI6               4/1/2008           6               6 Conventional              1
15842164          Y              MI6               4/1/2008           6               6 Conventional              1
15842172          Y              MI6               4/1/2008           6               6 Conventional              1
15842180          N              N/A             00/00/0000           0               0 Conventional              1
15842198          N              N/A               4/1/2009           6               6 Conventional              1
15842214          Y              MI6               4/1/2008           6               6 Conventional              1
15842222          Y              MI6               4/1/2008           6               6 Conventional              1
15842230          Y              MI6               4/1/2008           6               6 Conventional              1
15842248          Y              MI6               4/1/2008           6               6 Conventional              1
15842255          Y              MI6               4/1/2008           6               6 Conventional              1
15842263          Y              MI6               4/1/2008           6               6 Conventional              1
15842271          Y              MI6               4/1/2008           6               6 Conventional              1
15842297          Y              MI6               4/1/2009           6               6 Conventional              1
15842305          Y              PU5/4             4/1/2008           6               6 Conventional              1
15842313          Y              MI6               4/1/2008           6               6 Conventional              1
15842479          N              N/A               1/1/2009           6               6 Conventional              1
15842487          N              N/A               1/1/2009           6               6 Conventional              1
15842545          Y              MI6               1/1/2008           6               6 Conventional              1
15842578          Y              MI6               1/1/2009           6               6 Conventional              1
15842594          Y              MI6               1/1/2008           6               6 Conventional              1
15842602          N              N/A               1/1/2009           6               6 Conventional              1
15842610          Y              MI6               1/1/2008           6               6 Conventional              1
15842628          Y              MI6               1/1/2008           6               6 Conventional              1
15842651          Y              MI6               1/1/2008           6               6 Conventional              1
15842677          Y              MI6             00/00/0000           0               0 Conventional              1
15842685          Y              MI6               1/1/2008           6               6 Conventional              1
15842693          N              N/A               3/1/2009           6               6 Conventional              1
15842701          Y              MI6               2/1/2008           6               6 Conventional              1
15842727          N              N/A               2/1/2009           6               6 Conventional              1
15842735          Y              MI6               2/1/2008           6               6 Conventional              1
15842743          Y              MI6               2/1/2009           6               6 Conventional              1
15842750          N              N/A               2/1/2009           6               6 Conventional              1
15842768          Y              MI6               3/1/2008           6               6 Conventional              1
15842776          N              N/A               2/1/2009           6               6 Conventional              1
15842784          N              N/A               2/1/2008           6               6 Conventional              1
15842792          Y              MI6               4/1/2008           6               6 Conventional              1
15842800          Y              MI6               4/1/2008           6               6 Conventional              1
15842826          Y              PU2               3/1/2008           6               6 Conventional              1
15842834          N              N/A               4/1/2008           6               6 Conventional              1
15842842          Y              PU2               3/1/2008           6               6 Conventional              1
15842867          N              N/A               2/1/2008           6               6 Conventional              1
15842875          Y              MI6               4/1/2008           6               6 Conventional              1
15842917          Y              MI6               4/1/2008           6               6 Conventional              1
15842925          Y              MI6               3/1/2008           6               6 Conventional              1
15842941          Y              MI6               4/1/2009           6               6 Conventional              1
15842958          Y              MI6               4/1/2009           6               6 Conventional              1
15842974          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15842990          Y              MI6               4/1/2008           6               6 Conventional              1
15843006          Y              MI6               4/1/2008           6               6 Conventional              1
15843022          Y              MI6               4/1/2008           6               6 Conventional              1
15843030          Y              MI6             00/00/0000           0               0 Conventional              1
15843048          Y              MI6               4/1/2008           6               6 Conventional              1
15843055          Y              MI6               4/1/2009           6               6 Conventional              1
15843063          Y              MI6               4/1/2008           6               6 Conventional              1
15843071          N              N/A               4/1/2008           6               6 Conventional              1
15843097          Y              MI6               4/1/2008           6               6 Conventional              1
15843105          N              N/A               4/1/2009           6               6 Conventional              1
15848393          N              N/A               4/1/2009           6               6 Conventional              1
15848401          Y              MI6               4/1/2008           6               6 Conventional              1
15848419          Y              MI6               4/1/2008           6               6 Conventional              1
15848435          N              N/A               4/1/2009           6               6 Conventional              1
15848443          Y              MI6               4/1/2008           6               6 Conventional              1
15848450          Y              MI6               4/1/2008           6               6 Conventional              1
15848468          Y              MI6               4/1/2009           6               6 Conventional              1
15848476          N              N/A               4/1/2009           6               6 Conventional              1
15848484          Y              MI6               4/1/2008           6               6 Conventional              1
15848492          N              N/A               4/1/2009           6               6 Conventional              1
15848500          Y              MI6               4/1/2008           6               6 Conventional              1
15848518          Y              MI6               4/1/2008           6               6 Conventional              1
15848534          Y              MI6               4/1/2008           6               6 Conventional              1
15848542          N              N/A               4/1/2008           6               6 Conventional              1
15848559          Y              MI6               4/1/2008           6               6 Conventional              1
15848567          N              N/A               4/1/2009           6               6 Conventional              1
15848575          Y              MI6               4/1/2009           6               6 Conventional              1
15848583          N              N/A               4/1/2008           6               6 Conventional              1
15848609          Y              PU2               4/1/2008           6               6 Conventional              1
15848617          Y              PU2               4/1/2009           6               6 Conventional              1
15848625          Y              MI6               4/1/2008           6               6 Conventional              1
15848641          Y              MI6               4/1/2008           6               6 Conventional              1
15848658          Y              MI6               4/1/2009           6               6 Conventional              1
15848674          Y              MI6               4/1/2008           6               6 Conventional              1
15848682          Y              MI6               4/1/2009           6               6 Conventional              1
15848690          Y              MI6               4/1/2008           6               6 Conventional              1
15848708          Y              MI6               4/1/2008           6               6 Conventional              1
15848716          Y              MI6               4/1/2008           6               6 Conventional              1
15848724          Y              PU1               4/1/2008           6               6 Conventional              1
15848732          Y              MI6               4/1/2008           6               6 Conventional              1
15848740          Y              MI6               4/1/2008           6               6 Conventional              1
15848757          Y              MI6               4/1/2008           6               6 Conventional              1
15848765          Y              MI6               4/1/2008           6               6 Conventional              1
15848773          Y              MI6               4/1/2008           6               6 Conventional              1
15848781          Y              MI6               4/1/2008           6               6 Conventional              1
15848807          Y              MI6               4/1/2008           6               6 Conventional              1
15848815          Y              MI6             00/00/0000           0               0 Conventional              1
15848823          Y              MI6               4/1/2008           6               6 Conventional              1
15848831          Y              MI6               4/1/2008           6               6 Conventional              1
15848849          Y              MI6               4/1/2008           6               6 Conventional              1
15848864          Y              MI6               4/1/2008           6               6 Conventional              1
15848880          Y              MI6               4/1/2008           6               6 Conventional              1
15848898          N              N/A             00/00/0000           0               0 Conventional              1
15848906          Y              MI6               4/1/2008           6               6 Conventional              1
15848914          Y              MI6               4/1/2008           6               6 Conventional              1
15850779          Y              MI6               4/1/2008           6               6 Conventional              1
15850787          Y              MI6               4/1/2008           6               6 Conventional              1
15850852          Y              PU2               4/1/2008           6               6 Conventional              1
15850860          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15850878          Y              MI6             00/00/0000           0               0 Conventional              1
15850910          Y              PU2               4/1/2008           6               6 Conventional              1
15850928          Y              PU2               4/1/2008           6               6 Conventional              1
15850936          N              N/A               4/1/2008           6               6 Conventional              1
15850944          Y              MI6               4/1/2008           6               6 Conventional              1
15850951          Y              PU5/4             4/1/2008           6               6 Conventional              1
15850969          Y              PU2               4/1/2008           6               6 Conventional              1
15850985          N              N/A               4/1/2009           6               6 Conventional              1
15850993          Y              PU1               4/1/2008           6               6 Conventional              1
15851009          Y              MI6               4/1/2008           6               6 Conventional              1
15851017          Y              MI6               5/1/2008           6               6 Conventional              1
15851025          Y              MI6               4/1/2008           6               6 Conventional              1
15851033          Y              MI6               4/1/2008           6               6 Conventional              1
15851041          Y              MI6               4/1/2008           6               6 Conventional              1
15851058          Y              MI6               4/1/2008           6               6 Conventional              1
15851066          Y              MI6               4/1/2008           6               6 Conventional              1
15851082          Y              MI6               4/1/2008           6               6 Conventional              1
15851108          Y              MI6               4/1/2008           6               6 Conventional              1
15851116          Y              MI6               4/1/2008           6               6 Conventional              1
15851132          N              N/A               4/1/2009           6               6 Conventional              1
15851140          Y              PU2               4/1/2008           6               6 Conventional              1
15851173          Y              MI6               4/1/2008           6               6 Conventional              1
15851181          N              N/A             00/00/0000           0               0 Conventional              1
15851207          Y              PU2               4/1/2008           6               6 Conventional              1
15851215          Y              MI6               4/1/2008           6               6 Conventional              1
15851223          Y              MI6               4/1/2008           6               6 Conventional              1
15851231          Y              MI6               4/1/2008           6               6 Conventional              1
15851249          N              N/A               4/1/2009           6               6 Conventional              1
15851256          Y              MI6               4/1/2008           6               6 Conventional              1
15851264          Y              MI6               4/1/2008           6               6 Conventional              1
15851280          Y              MI6               4/1/2008           6               6 Conventional              1
15851298          Y              MI6               4/1/2008           6               6 Conventional              1
15851322          Y              PU1               4/1/2008           6               6 Conventional              1
15654700          Y              MI6               1/1/2008           6               6 Conventional              1
15665052          Y              MI6             00/00/0000           0               0 Conventional              2
15819006          Y              MI6               3/1/2008           6               6 Conventional              1
15819022          Y              PU1             00/00/0000           0               0 Conventional              1
15819048          Y              MI6               2/1/2008           6               6 Conventional              1
15819071          Y              PU5               4/1/2008           6               6 Conventional              1
15819089          Y              MI6               3/1/2008           6               6 Conventional              1
15819097          Y              MI6               3/1/2008           6               6 Conventional              1
15819105          Y              MI6               3/1/2008           6               6 Conventional              1
15819121          Y              MI6               3/1/2008           6               6 Conventional              1
15819188          Y              MI6               2/1/2008           6               6 Conventional              1
15664030          N              N/A               3/1/2009           6               6 Conventional              1
15772940          N              N/A               4/1/2008           6               6 Conventional              1
15772957          N              N/A               4/1/2008           6               6 Conventional              1
15772981          N              N/A               4/1/2009           6               6 Conventional              1
15772999          Y              MI6               4/1/2009           6               6 Conventional              1
15773005          Y              MI6               4/1/2009           6               6 Conventional              1
15773039          Y              MI6               4/1/2008           6               6 Conventional              1
15773047          Y              MI6               4/1/2008           6               6 Conventional              1
15773054          N              N/A               4/1/2008           6               6 Conventional              1
15773070          N              N/A               3/1/2008           6               6 Conventional              1
15818701          Y              MI6               4/1/2008           6               6 Conventional              1
15818727          Y              MI6               5/1/2008           6               6 Conventional              1
15818735          Y              MI6               5/1/2008           6               6 Conventional              1
15818750          Y              MI6               4/1/2008           6               6 Conventional              1
15818768          N              N/A               4/1/2009           6               6 Conventional              1
15818792          N              N/A               5/1/2008           6               6 Conventional              1
15818800          N              N/A               5/1/2008           6               6 Conventional              1
15818818          Y              MI6               5/1/2008           6               6 Conventional              1
15818826          Y              MI6               4/1/2008           6               6 Conventional              1
15818834          Y              MI6               5/1/2008           6               6 Conventional              1
15818867          Y              MI6               5/1/2008           6               6 Conventional              1
15818875          Y              MI6               4/1/2008           6               6 Conventional              1
15818891          Y              MI6               5/1/2008           6               6 Conventional              1
15818909          Y              MI6               5/1/2008           6               6 Conventional              1
15818917          Y              MI6               4/1/2008           6               6 Conventional              1
15818925          Y              MI6               5/1/2008           6               6 Conventional              1
15818941          N              N/A               5/1/2008           6               6 Conventional              1
15818966          N              N/A               4/1/2008           6               6 Conventional              1
15818974          Y              MI6               5/1/2008           6               6 Conventional              1
15818990          Y              MI6               5/1/2008           6               6 Conventional              1
7904980           N              N/A             00/00/0000           0               0 Conventional              2
7906225           N              N/A             00/00/0000           0               0 Conventional              2
7911084           N              N/A             00/00/0000           0               0 Conventional              2
7911092           N              N/A             00/00/0000           0               0 Conventional              2
11887015          N              N/A             00/00/0000           0               0 Conventional              1
11879079          N              N/A             00/00/0000           0               0 Conventional              1
11888468          N              N/A             00/00/0000           0               0 Conventional              1
10469694          N              N/A             00/00/0000           0               0 Conventional              1
7804792           N              N/A               1/1/2007           6               6 PMI                       1
12812384          N              N/A             00/00/0000           0               0 Conventional              1
8071771           N              N/A              11/1/2006           6               6 PMI                       1
8071698           N              N/A             00/00/0000           0               0 Conventional              1
8075442           N              N/A              12/1/2006           6               6 Conventional              1
11681672          N              N/A             00/00/0000           0               0 Conventional              1
8171944           N              N/A             00/00/0000           0               0 FHA Uninsured             1
3472990           N              N/A             00/00/0000           0               0 FHA                       1
8161473           N              N/A             00/00/0000           0               0 Conventional              1
8164170           N              N/A             00/00/0000           0               0 Conventional              1
8182339           N              N/A              10/1/2006           6               6 PMI                       1
8182354           N              N/A             00/00/0000           0               0 Conventional              1
8172926           N              N/A             00/00/0000           0               0 Conventional              1
8172959           N              N/A             00/00/0000           0               0 PMI                       1
3392941           N              N/A             00/00/0000           0               0 Conventional              1
8179111           N              N/A             00/00/0000           0               0 Conventional              1
8109043           N              N/A             00/00/0000           0               0 Conventional              1
3133253           N              N/A             00/00/0000           0               0 Conventional              1
3112877           N              N/A             00/00/0000           0               0 FHA                       1
8187155           N              N/A              10/1/2006           6               6 Conventional              1
8180317           N              N/A             00/00/0000           0               0 PMI                       1
8187858           N              N/A              12/1/2006           6               6 PMI                       1
8188013           N              N/A              12/1/2006           6               6 PMI                       1
8189185           N              N/A               8/1/2006           6               6 Conventional              1
5024047           N              N/A             00/00/0000           0               0 Seller Financed           1
5024096           N              N/A             00/00/0000           0               0 Seller Financed           1
5024385           N              N/A             00/00/0000           0               0 Seller Financed           1
5025010           N              N/A             00/00/0000           0               0 Seller Financed           1
5025028           N              N/A             00/00/0000           0               0 Seller Financed           1
5024781           N              N/A             00/00/0000           0               0 Seller Financed           1
5024344           N              N/A             00/00/0000           0               0 Seller Financed           1
8271868           N              N/A              11/1/2006          12              12 PMI                       1
5024559           N              N/A             00/00/0000           0               0 Seller Financed           1
5024435           N              N/A             00/00/0000           0               0 Seller Financed           1
5024484           N              N/A             00/00/0000           0               0 Seller Financed           1
8190498           N              N/A               1/1/2007           6               6 Conventional              1
5025283           N              N/A             00/00/0000           0               0 Seller Financed           1
5024906           N              N/A             00/00/0000           0               0 Seller Financed           1
8215022           N              N/A              11/1/2006           6               6 PMI                       1
5025432           N              N/A             00/00/0000           0               0 Seller Financed           1
5025523           N              N/A             00/00/0000           0               0 Seller Financed           1
5026091           N              N/A             00/00/0000           0               0 Seller Financed           1
5026372           N              N/A             00/00/0000           0               0 Seller Financed           1
7131808           N              N/A             00/00/0000           0               0 FHA Uninsured             1
8161549           N              N/A             00/00/0000           0               0 Conventional              1
8154429           N              N/A              11/1/2006           6               6 PMI                       1
8161556           N              N/A              12/1/2006           6               6 PMI                       1
8154650           N              N/A             00/00/0000           0               0 Conventional              1
8154684           N              N/A             00/00/0000           0               0 Conventional              1
8154783           N              N/A             00/00/0000           0               0 Conventional              1
8154890           N              N/A             00/00/0000           0               0 Conventional              1
8161788           N              N/A             00/00/0000           0               0 Conventional              1
8155111           N              N/A             00/00/0000           0               0 Conventional              1
5018429           N              N/A             00/00/0000           0               0 Seller Financed           1
5018239           N              N/A             00/00/0000           0               0 Seller Financed           1
5017991           N              N/A             00/00/0000           0               0 Seller Financed           1
5018072           N              N/A             00/00/0000           0               0 Seller Financed           1
5017975           N              N/A             00/00/0000           0               0 Seller Financed           1
5022967           N              N/A             00/00/0000           0               0 Seller Financed           1
5018304           N              N/A             00/00/0000           0               0 Seller Financed           1
5023007           N              N/A             00/00/0000           0               0 Seller Financed           1
5018437           N              N/A             00/00/0000           0               0 Seller Financed           1
5022926           N              N/A             00/00/0000           0               0 Seller Financed           1
5018585           N              N/A             00/00/0000           0               0 Seller Financed           1
5018346           N              N/A             00/00/0000           0               0 Seller Financed           1
5018544           N              N/A             00/00/0000           0               0 Seller Financed           1
5022710           N              N/A             00/00/0000           0               0 Seller Financed           1
5022587           N              N/A             00/00/0000           0               0 Seller Financed           1
8158321           N              N/A             00/00/0000           0               0 Conventional              1
8163099           N              N/A             00/00/0000           0               0 Conventional              1
5022660           N              N/A             00/00/0000           0               0 Seller Financed           1
8163164           N              N/A             00/00/0000           0               0 Conventional              1
8112880           N              N/A             00/00/0000           0               0 Conventional              1
8112948           N              N/A             00/00/0000           0               0 Conventional              1
8160095           N              N/A             00/00/0000           0               0 Conventional              1
5022603           N              N/A             00/00/0000           0               0 Seller Financed           1
5023296           N              N/A             00/00/0000           0               0 Seller Financed           1
5021969           N              N/A             00/00/0000           0               0 Seller Financed           1
8116154           N              N/A             00/00/0000           0               0 FHA                       1
5021944           N              N/A             00/00/0000           0               0 Seller Financed           1
5023148           N              N/A             00/00/0000           0               0 Seller Financed           1
8161010           N              N/A              11/1/2006           6               6 Conventional              1
5023684           N              N/A             00/00/0000           0               0 Seller Financed           1
5023635           N              N/A             00/00/0000           0               0 Seller Financed           1
8164683           N              N/A              12/1/2006           6               6 Conventional              1
8050999           N              N/A             00/00/0000           0               0 Conventional              1
8156168           N              N/A             00/00/0000           0               0 Conventional              1
8156366           N              N/A              11/1/2006           6               6 Conventional              1
8162109           N              N/A               1/1/2007           6               6 Conventional              1
8162125           N              N/A             00/00/0000           0               0 Conventional              1
8156671           N              N/A             00/00/0000           0               0 PMI                       1
8156713           N              N/A             00/00/0000           0               0 Conventional              1
8162232           N              N/A               1/1/2007           6               6 Conventional              1
8162638           N              N/A             00/00/0000           0               0 Conventional              1
8162653           N              N/A               9/1/2006           6               6 Conventional              1
8164808           N              N/A              11/1/2006           6               6 Conventional              1
8164857           N              N/A              11/1/2006           6               6 Conventional              1
8165383           N              N/A              12/1/2006           6               6 PMI                       1
8165680           N              N/A              12/1/2006           6               6 Conventional              1
8166522           N              N/A              12/1/2006           6               6 Conventional              1
8166837           N              N/A               1/1/2007           6               6 PMI                       1
8166936           N              N/A               1/1/2007           6               6 Conventional              1
8167496           N              N/A               8/1/2006           6               6 Conventional              1
12818639          N              N/A             00/00/0000           0               0 Conventional              1
12820387          N              N/A             00/00/0000           0               0 Conventional              1
12821054          N              N/A             00/00/0000           0               0 Conventional              1
12845335          N              N/A             00/00/0000           0               0 Conventional              1
12851465          N              N/A             00/00/0000           0               0 Conventional              1
12851960          N              N/A             00/00/0000           0               0 Conventional              1
12855698          N              N/A             00/00/0000           0               0 Conventional              1
12857561          N              N/A             00/00/0000           0               0 Conventional              1
12861696          N              N/A             00/00/0000           0               0 Conventional              1
8046666           N              N/A              11/1/2006           6               6 Conventional              1
8047367           N              N/A             00/00/0000           0               0 Conventional              1
8076754           N              N/A              12/1/2006           6               6 Conventional              1
8076861           N              N/A             00/00/0000           0               0 Conventional              1
8076838           N              N/A               1/1/2007           6               6 Conventional              1
8140162           N              N/A             00/00/0000           0               0 Conventional              1
8122137           N              N/A             00/00/0000           0               0 PMI                       1
8141459           Y              PU1             00/00/0000           0               0 Conventional              1
8141814           N              N/A             00/00/0000           0               0 Conventional              1
8142812           N              N/A             00/00/0000           0               0 Conventional              2
8142952           N              N/A             00/00/0000           0               0 Conventional              1
8106726           N              N/A             00/00/0000           0               0 Conventional              1
8146615           N              N/A             00/00/0000           0               0 Conventional              2
8146714           Y              MI6             00/00/0000           0               0 Conventional              1
8148215           N              N/A             00/00/0000           0               0 Conventional              1
8150302           N              N/A             00/00/0000           0               0 PMI                       1
8150427           N              N/A             00/00/0000           0               0 PMI                       1
5019096           N              N/A             00/00/0000           0               0 Seller Financed           1
8107120           N              N/A             00/00/0000           0               0 Conventional              1
8107435           N              N/A             00/00/0000           0               0 FHA Uninsured             1
5018932           N              N/A             00/00/0000           0               0 Seller Financed           1
8107476           N              N/A             00/00/0000           0               0 Conventional              1
7161011           N              N/A             00/00/0000           0               0 Conventional              1
8109324           N              N/A             00/00/0000           0               0 Conventional              1
8095606           N              N/A             00/00/0000           0               0 Conventional              1
5018734           N              N/A             00/00/0000           0               0 Seller Financed           1
5022231           N              N/A             00/00/0000           0               0 Seller Financed           1
8110439           N              N/A             00/00/0000           0               0 Conventional              1
8111452           Y              MI6             00/00/0000           0               0 Conventional              1
8112484           N              N/A             00/00/0000           0               0 Conventional              1
8114357           Y              MI6             00/00/0000           0               0 Conventional              1
8128316           Y              PU3/2/1         00/00/0000           0               0 FHA Uninsured             1
8114910           N              N/A             00/00/0000           0               0 Conventional              1
8129074           N              N/A             00/00/0000           0               0 Conventional              1
8057952           Y              PU1             00/00/0000           0               0 Conventional              1
8062952           N              N/A             00/00/0000           0               0 Conventional              1
8100729           N              N/A              11/1/2006           6               6 Conventional              1
3197209           N              N/A             00/00/0000           0               0 Conventional              1
8096422           N              N/A             00/00/0000           0               0 Conventional              1
8121469           N              N/A             00/00/0000           0               0 Conventional              1
7139298           N              N/A             00/00/0000           0               0 Conventional              1
8121717           N              N/A              11/1/2006           6               6 Conventional              1
8121725           N              N/A             00/00/0000           0               0 Conventional              1
8053910           N              N/A             00/00/0000           0               0 Conventional              1
8054165           N              N/A             00/00/0000           0               0 Conventional              1
8054751           N              N/A             00/00/0000           0               0 Conventional              1
8097271           N              N/A             00/00/0000           0               0 Conventional              1
8101255           N              N/A              11/1/2006           6               6 Conventional              1
8092652           Y              PU5             00/00/0000           0               0 Conventional              1
8119455           N              N/A              11/1/2006           6               6 Conventional              1
8101339           N              N/A              11/1/2006           6               6 Conventional              1
8097792           N              N/A              12/1/2006           6               6 Conventional              1
8097842           N              N/A              11/1/2006           6               6 Conventional              1
8152738           N              N/A             00/00/0000           0               0 Conventional              1
8095044           N              N/A              12/1/2006           6               6 Conventional              1
8150906           Y              MI6             00/00/0000           0               0 Conventional              1
8098188           N              N/A              12/1/2006           6               6 Conventional              1
8092694           N              N/A             00/00/0000           0               0 Conventional              1
8098626           N              N/A               1/1/2007           6               6 Conventional              1
8151045           N              N/A             00/00/0000           0               0 PMI                       1
8151052           N              N/A               1/1/2007           6               6 PMI                       1
8099012           N              N/A               1/1/2007           6               6 Conventional              1
8099046           N              N/A               1/1/2007           6               6 Conventional              1
8099145           N              N/A             00/00/0000           0               0 Conventional              1
8099152           N              N/A               1/1/2007           6               6 Conventional              1
8119539           N              N/A               8/1/2006           6               6 Conventional              1
8151128           N              N/A             00/00/0000           0               0 PMI                       1
8099483           N              N/A               1/1/2007           6               6 Conventional              1
8099491           N              N/A             00/00/0000           0               0 Conventional              1
8099657           N              N/A               1/1/2007           6               6 Conventional              1
8151367           N              N/A             00/00/0000           0               0 PMI                       1
8100117           N              N/A             00/00/0000           0               0 Conventional              1
8100224           N              N/A               8/1/2006           6               6 Conventional              1
8100240           N              N/A             00/00/0000           0               0 Conventional              1
8100273           N              N/A             00/00/0000           0               0 Conventional              1
8120362           N              N/A               8/1/2006           6               6 Conventional              1
8151672           N              N/A             00/00/0000           0               0 PMI                       1
8151797           N              N/A               8/1/2006           6               6 PMI                       1
8151821           N              N/A               8/1/2006           6               6 Conventional              1
8100554           N              N/A               8/1/2006           6               6 Conventional              1
8152068           N              N/A               8/1/2006           6               6 Conventional              1
8152084           N              N/A               8/1/2006           6               6 PMI                       1
8095218           N              N/A             00/00/0000           0               0 Conventional              1
8153017           N              N/A             00/00/0000           0               0 PMI                       1
8101859           N              N/A             00/00/0000           0               0 Conventional              1
8123150           N              N/A             00/00/0000           0               0 Conventional              1
8124059           N              N/A             00/00/0000           0               0 PMI                       1
8124125           N              N/A             00/00/0000           0               0 PMI                       1
8124398           N              N/A             00/00/0000           0               0 PMI                       1
8124687           N              N/A             00/00/0000           0               0 PMI                       1
8125015           N              N/A             00/00/0000           0               0 Conventional              1
5017611           N              N/A             00/00/0000           0               0 Seller Financed           1
5018759           N              N/A             00/00/0000           0               0 Seller Financed           1
5027750           N              N/A             00/00/0000           0               0 Seller Financed           1
5026976           N              N/A             00/00/0000           0               0 PMI                       1
5026844           N              N/A             00/00/0000           0               0 PMI                       1
5027107           N              N/A             00/00/0000           0               0 Seller Financed           1
5026711           N              N/A             00/00/0000           0               0 PMI                       1
5027867           N              N/A             00/00/0000           0               0 PMI                       1
5027552           N              N/A             00/00/0000           0               0 Seller Financed           1
5027685           N              N/A             00/00/0000           0               0 PMI                       1
5027602           N              N/A             00/00/0000           0               0 PMI                       1
5027644           N              N/A             00/00/0000           0               0 Seller Financed           1
8297152           N              N/A              12/1/2006           6               6 PMI                       1
8283285           N              N/A             00/00/0000           0               0 Conventional              1
8283442           N              N/A               9/6/2006           6               6 PMI                       1
8283970           N              N/A               1/1/2007           6               6 Conventional              1
8284341           N              N/A             00/00/0000           0               0 Conventional              1
8284366           N              N/A               8/1/2006           6               6 Conventional              1
8284200           Y              MI6             00/00/0000           0               0 Conventional              1
8300949           N              N/A             00/00/0000           0               0 Conventional              1
8300865           N              N/A               8/1/2006           6               6 Conventional              1
8291460           Y              MI6             00/00/0000           0               0 Conventional              1
7146665           N              N/A             00/00/0000           0               0 Conventional              1
8108789           N              N/A             00/00/0000           0               0 Conventional              1
3161601           N              N/A             00/00/0000           0               0 Conventional              1
3168960           N              N/A             00/00/0000           0               0 Conventional              1
8286544           N              N/A             00/00/0000           0               0 PMI                       1
8286676           N              N/A              12/1/2006           6               6 PMI                       1
8286833           N              N/A               1/1/2007           6               6 PMI                       1
8286890           N              N/A             00/00/0000           0               0 PMI                       1
8287104           N              N/A               8/1/2006           6               6 Conventional              1
8287120           N              N/A             00/00/0000           0               0 PMI                       1
8288029           N              N/A             00/00/0000           0               0 Conventional              1
8287484           N              N/A               9/1/2006           6               6 PMI                       1
8288086           N              N/A             00/00/0000           0               0 PMI                       1
8287625           N              N/A               9/1/2006           6               6 PMI                       1
8288250           N              N/A             00/00/0000           0               0 Conventional              1
8288292           N              N/A             00/00/0000           0               0 PMI                       1
8287831           N              N/A               9/1/2006           6               6 PMI                       1
8288334           N              N/A             00/00/0000           0               0 PMI                       1
8288557           N              N/A              10/1/2006           6               6 Conventional              1
8288656           N              N/A             00/00/0000           0               0 PMI                       1
8288672           N              N/A             00/00/0000           0               0 PMI                       1
8288839           N              N/A             00/00/0000           0               0 PMI                       1
8288847           N              N/A             00/00/0000           0               0 Conventional              1
8288912           N              N/A             00/00/0000           0               0 PMI                       1
8288987           N              N/A             00/00/0000           0               0 Conventional              1
8289308           N              N/A              11/1/2006           6               6 PMI                       1
8289480           N              N/A              11/1/2006           6               6 PMI                       1
8176562           N              N/A             00/00/0000           0               0 Conventional              1
5026281           N              N/A             00/00/0000           0               0 PMI                       1
5026299           N              N/A             00/00/0000           0               0 Seller Financed           1
8286338           N              N/A             00/00/0000           0               0 Conventional              1
8279739           N              N/A               8/1/2006           6               6 PMI                       1
8279788           N              N/A              10/1/2006           6               6 PMI                       1
8279846           N              N/A               9/1/2006           6               6 Conventional              1
8280018           N              N/A              10/1/2006           6               6 PMI                       1
8280117           N              N/A              10/1/2006           6               6 Conventional              1
8300360           N              N/A              11/1/2006           6               6 PMI                       1
8299992           N              N/A             00/00/0000           0               0 PMI                       1
8297186           N              N/A             00/00/0000           0               0 Conventional              1
8299265           N              N/A             00/00/0000           0               0 Conventional              1
8299356           N              N/A             00/00/0000           0               0 Conventional              1
8297475           N              N/A               1/1/2007           6               6 Conventional              1
8297004           N              N/A             00/00/0000           0               0 Conventional              1
8296873           N              N/A             00/00/0000           0               0 PMI                       1
8296790           N              N/A             00/00/0000           0               0 PMI                       1
8286478           N              N/A             00/00/0000           0               0 PMI                       1
8299075           N              N/A               1/1/2007           6               6 PMI                       1
8294308           N              N/A             00/00/0000           0               0 PMI                       1
8294381           N              N/A             00/00/0000           0               0 PMI                       1
8294399           N              N/A             00/00/0000           0               0 Conventional              1
8282287           N              N/A              11/1/2006           6               6 PMI                       1
5026919           N              N/A             00/00/0000           0               0 Seller Financed           1
8280380           N              N/A               8/1/2006           6               6 PMI                       1
8280414           N              N/A              10/1/2006           6               6 PMI                       1
8280687           Y              MI6             00/00/0000           0               0 Conventional              1
8280828           Y              MI6             00/00/0000           0               0 Conventional              1
8281123           N              N/A              10/1/2006           6               6 Conventional              1
8281180           Y              MI6             00/00/0000           0               0 Conventional              1
8281545           N              N/A              10/1/2006           6               6 Conventional              1
8281834           N              N/A              11/1/2006           6               6 Conventional              1
8281933           N              N/A              11/1/2006           6               6 PMI                       1
8281958           N              N/A              11/1/2006           6               6 Conventional              1
8282121           N              N/A             00/00/0000           0               0 Conventional              1
8296907           N              N/A             00/00/0000           0               0 PMI                       1
8298754           N              N/A               1/1/2007           6               6 PMI                       1
8298481           N              N/A               1/1/2007           6               6 PMI                       1
8297996           N              N/A               1/1/2007           6               6 PMI                       1
8300402           N              N/A               1/1/2007           6               6 PMI                       1
8300451           Y              MI6             00/00/0000           0               0 Conventional              1
8297590           N              N/A               1/1/2007           6               6 PMI                       1
8300303           N              N/A               1/1/2007           6               6 Conventional              1
8299596           N              N/A               1/1/2007           6               6 Conventional              1
15669328          Y              MI6              10/1/2007           6               6 Conventional              1
15669484          Y              PU5/4/3         00/00/0000           0               0 Conventional              2
15669930          Y              PU5/4/3         00/00/0000           0               0 Conventional              2
15670110          N              N/A               2/1/2008           6               6 Conventional              1
15670458          N              N/A             00/00/0000           0               0 Conventional              1
15825938          Y              MI6               1/1/2008           6               6 Conventional              1
15825946          Y              MI6               2/1/2008           6               6 Conventional              1
15825953          Y              PU5/4             2/1/2008           6               6 Conventional              1
15825987          Y              MI6               2/1/2008           6               6 Conventional              1
15825995          Y              MI6               2/1/2008           6               6 Conventional              1
15826001          Y              MI6               2/1/2011           6               6 Conventional              1
15826019          Y              MI6               2/1/2008           6               6 Conventional              1
15826027          Y              PU5/4             2/1/2008           6               6 Conventional              1
15826035          Y              MI6               2/1/2008           6               6 Conventional              1
15826043          Y              MI6             00/00/0000           0               0 Conventional              1
15826050          Y              MI6               2/1/2008           6               6 Conventional              1
15826068          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15826076          Y              MI6               2/1/2008           6               6 Conventional              1
15826084          Y              MI6               3/1/2008           6               6 Conventional              1
15826092          Y              MI6             00/00/0000           0               0 Conventional              1
15826100          Y              MI6               2/1/2008           6               6 Conventional              1
15826118          Y              PU2               3/1/2008           6               6 Conventional              1
15826126          Y              MI6               3/1/2008           6               6 Conventional              1
15826134          N              N/A               3/1/2008           6               6 Conventional              1
15826142          Y              PU5/4/3           3/1/2008           6               6 Conventional              1
15826159          Y              MI6               3/1/2008           6               6 Conventional              1
15826175          Y              MI6               3/1/2008           6               6 Conventional              1
15826183          Y              MI6               3/1/2008           6               6 Conventional              1
15826191          Y              PU5/4             3/1/2008           6               6 Conventional              1
15826209          N              N/A               3/1/2011           6               6 Conventional              1
15826217          Y              MI6               3/1/2008           6               6 Conventional              1
15826233          Y              PU5/4             3/1/2008           6               6 Conventional              1
15826241          Y              MI6               3/1/2008           6               6 Conventional              1
15826258          Y              PU5/4             3/1/2008           6               6 Conventional              1
15826266          N              N/A               3/1/2008           6               6 Conventional              1
15826274          Y              PU2               3/1/2008           6               6 Conventional              1
15826282          Y              MI6               4/1/2008           6               6 Conventional              1
15826290          Y              MI6               4/1/2008           6               6 Conventional              1
15826308          Y              MI6               3/1/2008           6               6 Conventional              1
15826316          Y              MI6               3/1/2008           6               6 Conventional              1
15826324          N              N/A               4/1/2011           6               6 Conventional              1
15826332          N              N/A             00/00/0000           0               0 Conventional              1
15826340          Y              MI6               4/1/2008           6               6 Conventional              1
15826365          N              N/A               4/1/2008           6               6 Conventional              1
15826381          Y              PU2               4/1/2008           6               6 Conventional              1
15826399          Y              MI6               4/1/2008           6               6 Conventional              1
15826407          Y              MI6               4/1/2008           6               6 Conventional              1
15826415          Y              MI6               4/1/2008           6               6 Conventional              1
15826456          Y              PU5/4             4/1/2008           6               6 Conventional              1
15826464          Y              PU1             00/00/0000           0               0 Conventional              1
15826472          Y              PU5/4             4/1/2008           6               6 Conventional              1
15826480          N              N/A             00/00/0000           0               0 Conventional              1
15826506          N              N/A               4/1/2008           6               6 Conventional              1
15826514          Y              MI6               4/1/2008           6               6 Conventional              1
15826522          N              N/A             00/00/0000           0               0 Conventional              1
15826530          Y              MI6               4/1/2008           6               6 Conventional              1
15826548          Y              MI6               4/1/2008           6               6 Conventional              1
15826555          Y              MI6               4/1/2008           6               6 Conventional              1
15826563          N              N/A               4/1/2008           6               6 Conventional              1
15826571          Y              MI6               4/1/2008           6               6 Conventional              1
15826589          Y              PU5/4             4/1/2008           6               6 Conventional              1
15826605          Y              MI6               4/1/2008           6               6 Conventional              1
15826621          Y              PU5/4             4/1/2008           6               6 Conventional              1
15826639          Y              MI6               4/1/2008           6               6 Conventional              1
15826654          Y              MI6               4/1/2008           6               6 Conventional              1
15826662          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15826670          Y              MI6               4/1/2008           6               6 Conventional              1
15826688          Y              MI6               4/1/2008           6               6 Conventional              1
15826696          Y              MI6               4/1/2008           6               6 Conventional              1
15826704          Y              PU2               4/1/2008           6               6 Conventional              1
15826712          Y              MI6               4/1/2008           6               6 Conventional              1
15826720          Y              MI6               4/1/2008           6               6 Conventional              1
15826738          Y              MI6               4/1/2011           6               6 Conventional              1
15826746          Y              PU5/4             4/1/2008           6               6 Conventional              1
15826753          Y              MI6               4/1/2008           6               6 Conventional              1
15826761          Y              PU5/4/3           4/1/2008           6               6 Conventional              1
15826779          Y              PU5/4             4/1/2008           6               6 Conventional              1
15826787          Y              MI6               4/1/2008           6               6 Conventional              1
15826795          Y              PU5/4/3           5/1/2008           6               6 Conventional              1
15826829          Y              PU5/4             4/1/2008           6               6 Conventional              1
15826837          Y              MI6               4/1/2008           6               6 Conventional              1
15826845          Y              PU5/4             4/1/2008           6               6 Conventional              1
15826852          Y              MI6               4/1/2008           6               6 Conventional              1
15826860          Y              MI6               4/1/2008           6               6 Conventional              1
15826886          N              N/A             00/00/0000           0               0 Conventional              1
15826902          Y              PU2               4/1/2008           6               6 Conventional              1
15831324          Y              PU1             00/00/0000           0               0 Conventional              1
15831357          Y              MI6             00/00/0000           0               0 Conventional              1
15831365          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831373          Y              PU2             00/00/0000           0               0 Conventional              1
15831381          Y              PU1             00/00/0000           0               0 Conventional              1
15831415          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831449          Y              PU1             00/00/0000           0               0 Conventional              1
15831456          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831464          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831472          Y              PU2             00/00/0000           0               0 Conventional              1
15831480          Y              PU2             00/00/0000           0               0 Conventional              1
15831498          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831514          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831522          Y              PU1             00/00/0000           0               0 Conventional              1
15831548          N              N/A             00/00/0000           0               0 Conventional              1
15831555          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831589          Y              MI6             00/00/0000           0               0 Conventional              1
15831605          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831613          N              N/A             00/00/0000           0               0 Conventional              1
15831621          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831654          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831670          Y              PU5             00/00/0000           0               0 Conventional              1
15831696          Y              MI6             00/00/0000           0               0 Conventional              1
15831704          Y              PU2             00/00/0000           0               0 Conventional              1
15831712          Y              MI6             00/00/0000           0               0 Conventional              1
15831720          Y              MI6             00/00/0000           0               0 Conventional              1
15831746          Y              PU2             00/00/0000           0               0 Conventional              1
15831761          Y              MI6             00/00/0000           0               0 Conventional              1
15831787          N              N/A             00/00/0000           0               0 Conventional              1
15831795          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831803          N              N/A             00/00/0000           0               0 Conventional              1
15831811          N              N/A             00/00/0000           0               0 Conventional              1
15831829          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831845          Y              PU1             00/00/0000           0               0 Conventional              1
15831860          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831878          Y              MI6             00/00/0000           0               0 Conventional              1
15831886          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831902          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831936          Y              MI6             00/00/0000           0               0 Conventional              1
15831944          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831951          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831969          Y              PU3             00/00/0000           0               0 Conventional              1
15831977          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15831993          N              N/A             00/00/0000           0               0 Conventional              1
15832009          N              N/A             00/00/0000           0               0 Conventional              1
15832017          Y              MI6             00/00/0000           0               0 Conventional              1
15832025          Y              PU1             00/00/0000           0               0 Conventional              1
15832033          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832058          Y              PU5             00/00/0000           0               0 Conventional              1
15832074          Y              PU5             00/00/0000           0               0 Conventional              1
15832082          Y              PU6             00/00/0000           0               0 Conventional              1
15832124          N              N/A             00/00/0000           0               0 Conventional              1
15832132          Y              MI6             00/00/0000           0               0 Conventional              1
15832140          N              N/A             00/00/0000           0               0 Conventional              1
15832157          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832165          Y              MI6             00/00/0000           0               0 Conventional              1
15832173          N              N/A             00/00/0000           0               0 Conventional              1
15832199          Y              PU5             00/00/0000           0               0 Conventional              1
15832207          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832215          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832223          N              N/A             00/00/0000           0               0 Conventional              1
15832231          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832249          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832256          Y              MI6             00/00/0000           0               0 Conventional              1
15832264          Y              MI6             00/00/0000           0               0 Conventional              1
15832298          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832306          N              N/A             00/00/0000           0               0 Conventional              1
15832322          N              N/A             00/00/0000           0               0 Conventional              1
15832348          Y              PU1             00/00/0000           0               0 Conventional              1
15832371          Y              MI6             00/00/0000           0               0 Conventional              1
15832389          N              N/A             00/00/0000           0               0 Conventional              1
15832397          Y              PU2             00/00/0000           0               0 Conventional              1
15832405          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832413          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832421          Y              MI6             00/00/0000           0               0 Conventional              1
15832447          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832470          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832496          Y              PU2             00/00/0000           0               0 Conventional              1
15832504          N              N/A             00/00/0000           0               0 Conventional              1
15832538          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832546          Y              PU2             00/00/0000           0               0 Conventional              1
15832553          Y              MI12            00/00/0000           0               0 Conventional              1
15832561          N              N/A             00/00/0000           0               0 Conventional              1
15832587          Y              MI6             00/00/0000           0               0 Conventional              1
15832595          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832603          Y              MI6             00/00/0000           0               0 Conventional              1
15832611          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832629          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832637          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832652          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832678          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832694          N              N/A             00/00/0000           0               0 Conventional              1
15832702          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832710          Y              MI6             00/00/0000           0               0 Conventional              1
15832728          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832744          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832751          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832769          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832785          Y              MI6             00/00/0000           0               0 Conventional              1
15832793          Y              PU5             00/00/0000           0               0 Conventional              1
15832819          Y              MI6             00/00/0000           0               0 Conventional              1
15832827          N              N/A             00/00/0000           0               0 Conventional              1
15832835          Y              MI6             00/00/0000           0               0 Conventional              1
15832843          N              N/A             00/00/0000           0               0 Conventional              1
15832850          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832876          N              N/A             00/00/0000           0               0 Conventional              1
15832892          N              N/A             00/00/0000           0               0 Conventional              1
15832900          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832918          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15832934          Y              MI6             00/00/0000           0               0 Conventional              1
15832975          Y              MI6             00/00/0000           0               0 Conventional              1
15832983          Y              MI6             00/00/0000           0               0 Conventional              1
15832991          Y              MI6             00/00/0000           0               0 Conventional              1
15833015          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15833056          N              N/A             00/00/0000           0               0 Conventional              1
15833064          N              N/A             00/00/0000           0               0 Conventional              1
15833072          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15833098          Y              PU2             00/00/0000           0               0 Conventional              1
15833106          Y              PU2             00/00/0000           0               0 Conventional              1
15833114          Y              MI6             00/00/0000           0               0 Conventional              1
15833122          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15833130          Y              PU1             00/00/0000           0               0 Conventional              1
15833171          Y              PU1             00/00/0000           0               0 Conventional              1
15833197          Y              MI6             00/00/0000           0               0 Conventional              1
15833205          Y              PU2             00/00/0000           0               0 Conventional              1
15833213          Y              MI6             00/00/0000           0               0 Conventional              1
15833221          N              N/A             00/00/0000           0               0 Conventional              1
15833239          Y              PU1             00/00/0000           0               0 Conventional              1
15833247          N              N/A             00/00/0000           0               0 Conventional              1
15833254          Y              PU1             00/00/0000           0               0 Conventional              1
15833262          N              N/A             00/00/0000           0               0 Conventional              1
15833270          N              N/A             00/00/0000           0               0 Conventional              1
15833288          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15833304          Y              MI6             00/00/0000           0               0 Conventional              1
15833312          Y              MI6             00/00/0000           0               0 Conventional              1
15833346          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15578677          Y              MI6              11/1/2007           6               6 Conventional              1
15585185          Y              MI6             00/00/0000           0               0 Conventional              1
15585631          Y              MI6              11/1/2007           6               6 Conventional              1
15662109          Y              PU2               9/1/2007           6               6 Conventional              1
15662125          Y              MI6              11/1/2007           6               6 Conventional              1
15643729          N              N/A             00/00/0000           0               0 Conventional              1
15643760          N              N/A              11/1/2007           6               6 Conventional              1
15662208          N              N/A             00/00/0000           0               0 Conventional              1
15644347          Y              PU1              11/1/2007           6               6 Conventional              1
15644545          Y              MI6              11/1/2007           6               6 Conventional              1
15647670          N              N/A               1/1/2008           6               6 Conventional              1
15816853          Y              PU1               4/1/2008           6               6 Conventional              1
15816861          Y              MI6               3/1/2008           6               6 Conventional              1
15816879          Y              MI6               3/1/2008           6               6 Conventional              1
15816887          Y              MI6               3/1/2008           6               6 Conventional              1
15816895          Y              MI6             00/00/0000           0               0 Conventional              1
15816937          Y              MI6               3/1/2008           6               6 Conventional              1
15816945          Y              MI6               3/1/2008           6               6 Conventional              1
15816952          Y              MI6               3/1/2008           6               6 Conventional              1
15816960          Y              MI6             00/00/0000           0               0 Conventional              1
15816978          Y              MI6             00/00/0000           0               0 Conventional              1
15816986          Y              MI6               3/1/2008           6               6 Conventional              1
15816994          Y              MI6               3/1/2008           6               6 Conventional              1
15817018          Y              MI6             00/00/0000           0               0 Conventional              1
15817026          N              N/A               3/1/2009           6               6 Conventional              1
15817034          N              N/A               3/1/2008           6               6 Conventional              1
15817042          Y              MI6             00/00/0000           0               0 Conventional              1
15817067          Y              MI6               3/1/2008           6               6 Conventional              1
15817075          Y              MI6             00/00/0000           0               0 Conventional              1
15817083          Y              MI6               3/1/2008           6               6 Conventional              1
15817091          Y              MI6               4/1/2008           6               6 Conventional              1
15817109          N              N/A               3/1/2008           6               6 Conventional              1
15817117          Y              MI6               3/1/2008           6               6 Conventional              1
15817125          Y              MI6             00/00/0000           0               0 Conventional              1
15817133          Y              MI6             00/00/0000           0               0 Conventional              1
15817141          Y              MI6               3/1/2008           6               6 Conventional              1
15817158          Y              PU2             00/00/0000           0               0 Conventional              1
15817166          Y              MI6             00/00/0000           0               0 Conventional              1
15817174          Y              MI2               3/1/2008           6               6 Conventional              1
15817182          Y              MI6               3/1/2008           6               6 Conventional              1
15817281          Y              MI6               3/1/2008           6               6 Conventional              1
15818503          Y              MI2             00/00/0000           0               0 Conventional              1
15774789          N              N/A             00/00/0000           0               0 Conventional              2
15774847          Y              MI6             00/00/0000           0               0 Conventional              1
15774987          Y              MI6               4/1/2009           6               6 Conventional              1
15775026          Y              MI6             00/00/0000           0               0 Conventional              1
15775117          N              N/A             00/00/0000           0               0 Conventional              2
15830458          N              N/A             00/00/0000           0               0 Conventional              1
15830466          N              N/A             00/00/0000           0               0 Conventional              1
15830474          N              N/A             00/00/0000           0               0 Conventional              1
15830490          N              N/A             00/00/0000           0               0 Conventional              1
15830516          Y              MI6             00/00/0000           0               0 Conventional              1
15830524          Y              MI6             00/00/0000           0               0 Conventional              1
15830532          Y              MI6               5/1/2009           6               6 Conventional              1
15830540          N              N/A             00/00/0000           0               0 Conventional              2
15830557          Y              MI6             00/00/0000           0               0 Conventional              1
15830565          N              N/A             00/00/0000           0               0 Conventional              1
15830581          Y              MI6             00/00/0000           0               0 Conventional              1
15830607          Y              MI6             00/00/0000           0               0 Conventional              1
15830615          Y              MI6             00/00/0000           0               0 Conventional              1
15830623          Y              MI6               4/1/2009           6               6 Conventional              1
15772890          Y              PU5             00/00/0000           0               0 Conventional              1
15852999          N              N/A             00/00/0000           0               0 Conventional              1
15853013          Y              PU5               4/1/2008           6               6 Conventional              1
15853039          Y              MI6               5/1/2008           6               6 Conventional              1
15853047          Y              PU5               5/1/2008           6               6 Conventional              1
15853054          Y              PU5             00/00/0000           0               0 Conventional              1
15853070          Y              PU5             00/00/0000           0               0 Conventional              1
15653249          Y              MI6              11/1/2007           6               6 Conventional              1
15752132          Y              PU5             00/00/0000           0               0 Conventional              2
15752181          N              N/A             00/00/0000           0               0 Conventional              2
15752207          N              N/A             00/00/0000           0               0 Conventional              2
15752223          Y              PU2               9/1/2008           6               6 Conventional              1
15752249          Y              PU5             00/00/0000           0               0 Conventional              2
15752264          N              N/A             00/00/0000           0               0 Conventional              2
15752280          Y              PU5             00/00/0000           0               0 Conventional              2
15752306          Y              PU5             00/00/0000           0               0 Conventional              2
15752322          Y              PU5             00/00/0000           0               0 Conventional              2
15752348          Y              PU5             00/00/0000           0               0 Conventional              2
15752363          Y              PU5             00/00/0000           0               0 Conventional              2
15752405          N              N/A             00/00/0000           0               0 Conventional              2
15752421          N              N/A             00/00/0000           0               0 Conventional              2
15752447          N              N/A             00/00/0000           0               0 Conventional              2
15752462          Y              PU5             00/00/0000           0               0 Conventional              2
15752488          Y              PU5             00/00/0000           0               0 Conventional              2
15752504          Y              PU5             00/00/0000           0               0 Conventional              2
15752520          N              N/A             00/00/0000           0               0 Conventional              2
15752546          N              N/A             00/00/0000           0               0 Conventional              2
15752561          Y              PU5             00/00/0000           0               0 Conventional              2
15752587          Y              PU5             00/00/0000           0               0 Conventional              2
15752603          Y              PU5             00/00/0000           0               0 Conventional              2
15752629          Y              PU5             00/00/0000           0               0 Conventional              2
15752645          N              N/A             00/00/0000           0               0 Conventional              2
15752660          Y              PU5             00/00/0000           0               0 Conventional              2
15752686          Y              PU5             00/00/0000           0               0 Conventional              2
15752728          Y              PU5             00/00/0000           0               0 Conventional              2
15752744          Y              PU5             00/00/0000           0               0 Conventional              2
15752769          Y              PU5             00/00/0000           0               0 Conventional              2
15752801          Y              PU5             00/00/0000           0               0 Conventional              2
15752827          Y              PU5             00/00/0000           0               0 Conventional              2
15752843          Y              PU2             00/00/0000           0               0 Conventional              2
15752868          Y              PU5             00/00/0000           0               0 Conventional              2
15752884          Y              PU5             00/00/0000           0               0 Conventional              2
15752900          Y              PU5             00/00/0000           0               0 Conventional              2
15752926          Y              PU5             00/00/0000           0               0 Conventional              2
15752934          N              N/A             00/00/0000           0               0 Conventional              2
15816069          Y              PU5             00/00/0000           0               0 Conventional              1
15816077          Y              PU5             00/00/0000           0               0 Conventional              1
15816093          Y              PU5               2/1/2008           6               6 Conventional              1
15754328          Y              PU5             00/00/0000           0               0 Conventional              2
15754344          N              N/A             00/00/0000           0               0 Conventional              2
15754369          Y              PU2             00/00/0000           0               0 Conventional              2
15754385          Y              PU5             00/00/0000           0               0 Conventional              2
15754401          Y              PU5               8/1/2007           6               6 Conventional              1
15754427          Y              PU2             00/00/0000           0               0 Conventional              2
15754443          N              N/A             00/00/0000           0               0 Conventional              2
15754468          N              N/A             00/00/0000           0               0 Conventional              2
15754484          N              N/A             00/00/0000           0               0 Conventional              2
15754500          Y              PU5             00/00/0000           0               0 Conventional              2
15754526          Y              PU5             00/00/0000           0               0 Conventional              2
15754542          N              N/A             00/00/0000           0               0 Conventional              2
15754567          Y              PU5             00/00/0000           0               0 Conventional              2
15754583          Y              PU5             00/00/0000           0               0 Conventional              2
15754609          Y              PU5             00/00/0000           0               0 Conventional              2
15754625          Y              PU5             00/00/0000           0               0 Conventional              2
15754641          N              N/A             00/00/0000           0               0 Conventional              2
15754708          Y              PU5             00/00/0000           0               0 Conventional              2
15754724          Y              PU3             00/00/0000           0               0 Conventional              2
15754740          Y              PU5             00/00/0000           0               0 Conventional              2
15754765          Y              PU5             00/00/0000           0               0 Conventional              2
15754781          Y              PU5             00/00/0000           0               0 Conventional              2
15754807          N              N/A             00/00/0000           0               0 Conventional              2
15754823          Y              PU2             00/00/0000           0               0 Conventional              2
15754849          Y              PU5             00/00/0000           0               0 Conventional              2
15754864          Y              PU1             00/00/0000           0               0 Conventional              2
15754880          Y              PU5             00/00/0000           0               0 Conventional              2
15754906          N              N/A             00/00/0000           0               0 Conventional              2
15754922          Y              PU5             00/00/0000           0               0 Conventional              2
15754948          Y              PU5             00/00/0000           0               0 Conventional              2
15754963          N              N/A             00/00/0000           0               0 Conventional              2
15755002          Y              PU2             00/00/0000           0               0 Conventional              2
15755028          N              N/A             00/00/0000           0               0 Conventional              2
15755044          Y              PU5             00/00/0000           0               0 Conventional              2
15755069          Y              PU5             00/00/0000           0               0 Conventional              2
15755085          Y              PU5             00/00/0000           0               0 Conventional              2
15755101          N              N/A             00/00/0000           0               0 Conventional              2
15755127          Y              PU5             00/00/0000           0               0 Conventional              2
15755143          Y              PU5             00/00/0000           0               0 Conventional              2
15755168          Y              PU5             00/00/0000           0               0 Conventional              2
15755176          Y              PU5             00/00/0000           0               0 Conventional              2
15755192          Y              PU5             00/00/0000           0               0 Conventional              2
15755218          Y              PU5             00/00/0000           0               0 Conventional              2
15755242          Y              PU5             00/00/0000           0               0 Conventional              2
15755267          Y              PU1             00/00/0000           0               0 Conventional              2
15755283          Y              PU5             00/00/0000           0               0 Conventional              2
15755309          Y              PU5             00/00/0000           0               0 Conventional              2
15755325          Y              PU5             00/00/0000           0               0 Conventional              2
15755366          Y              PU5             00/00/0000           0               0 Conventional              2
15755382          Y              PU5             00/00/0000           0               0 Conventional              2
15755408          N              N/A             00/00/0000           0               0 Conventional              2
15755440          N              N/A             00/00/0000           0               0 Conventional              2
15755465          Y              PU2             00/00/0000           0               0 Conventional              2
15755622          N              N/A             00/00/0000           0               0 Conventional              2
15816135          Y              PU5             00/00/0000           0               0 Conventional              1
15816150          Y              PU5             00/00/0000           0               0 Conventional              2
15755994          Y              PU5             00/00/0000           0               0 Conventional              2
15816176          Y              PU5               2/1/2008           6               6 Conventional              1
15816192          Y              PU5             00/00/0000           0               0 Conventional              2
15756372          N              N/A             00/00/0000           0               0 Conventional              2
15756869          Y              PU5             00/00/0000           0               0 Conventional              2
15756943          N              N/A             00/00/0000           0               0 Conventional              2
15756968          Y              PU5             00/00/0000           0               0 Conventional              2
15757131          N              N/A             00/00/0000           0               0 Conventional              2
15757156          N              N/A             00/00/0000           0               0 Conventional              2
15757198          N              N/A             00/00/0000           0               0 Conventional              2
15757214          N              N/A             00/00/0000           0               0 Conventional              2
15757230          N              N/A             00/00/0000           0               0 Conventional              2
15757255          Y              PU2             00/00/0000           0               0 Conventional              2
15757271          Y              PU2             00/00/0000           0               0 Conventional              2
15757297          N              N/A             00/00/0000           0               0 Conventional              2
15757313          Y              PU2             00/00/0000           0               0 Conventional              2
15757339          N              N/A             00/00/0000           0               0 Conventional              2
15757370          Y              PU1             00/00/0000           0               0 Conventional              2
15757396          N              N/A             00/00/0000           0               0 Conventional              2
15757412          Y              PU2             00/00/0000           0               0 Conventional              2
15757446          Y              PU5             00/00/0000           0               0 Conventional              2
15757461          Y              PU5             00/00/0000           0               0 Conventional              2
15757487          N              N/A             00/00/0000           0               0 Conventional              2
15757503          N              N/A             00/00/0000           0               0 Conventional              2
15757529          Y              PU2             00/00/0000           0               0 Conventional              2
15757545          Y              PU2             00/00/0000           0               0 Conventional              2
15757560          N              N/A             00/00/0000           0               0 Conventional              2
15757586          Y              PU5             00/00/0000           0               0 Conventional              2
15757602          Y              PU2             00/00/0000           0               0 Conventional              2
15757628          Y              PU2             00/00/0000           0               0 Conventional              2
15757644          N              N/A             00/00/0000           0               0 Conventional              2
15757669          N              N/A             00/00/0000           0               0 Conventional              2
15757685          Y              PU5             00/00/0000           0               0 Conventional              2
15757701          Y              PU5             00/00/0000           0               0 Conventional              2
15757727          N              N/A             00/00/0000           0               0 Conventional              2
15757743          N              N/A             00/00/0000           0               0 Conventional              2
15757768          Y              PU5             00/00/0000           0               0 Conventional              2
15757784          Y              PU5             00/00/0000           0               0 Conventional              2
15757800          Y              PU5             00/00/0000           0               0 Conventional              2
15757826          Y              PU5             00/00/0000           0               0 Conventional              2
15757834          Y              PU2             00/00/0000           0               0 Conventional              2
15757875          Y              PU5             00/00/0000           0               0 Conventional              2
15757891          Y              PU5             00/00/0000           0               0 Conventional              2
15757925          Y              PU5             00/00/0000           0               0 Conventional              2
15757933          N              N/A             00/00/0000           0               0 Conventional              2
15757958          N              N/A             00/00/0000           0               0 Conventional              2
15757982          Y              PU5             00/00/0000           0               0 Conventional              2
15758022          Y              PU5             00/00/0000           0               0 Conventional              2
15758063          N              N/A             00/00/0000           0               0 Conventional              2
15758089          N              N/A             00/00/0000           0               0 Conventional              2
15758188          Y              PU2             00/00/0000           0               0 Conventional              2
15758204          Y              PU2             00/00/0000           0               0 Conventional              2
15758220          N              N/A             00/00/0000           0               0 Conventional              2
15758238          Y              PU5             00/00/0000           0               0 Conventional              2
15758279          Y              PU2             00/00/0000           0               0 Conventional              2
15758410          Y              PU5             00/00/0000           0               0 Conventional              2
15816275          Y              PU5             00/00/0000           0               0 Conventional              2
15759558          Y              PU2             00/00/0000           0               0 Conventional              2
15759608          N              N/A             00/00/0000           0               0 Conventional              2
15759665          N              N/A             00/00/0000           0               0 Conventional              2
15759681          N              N/A             00/00/0000           0               0 Conventional              2
15759715          N              N/A             00/00/0000           0               0 Conventional              2
15759731          N              N/A             00/00/0000           0               0 Conventional              2
15759764          N              N/A             00/00/0000           0               0 Conventional              2
15759780          N              N/A             00/00/0000           0               0 Conventional              2
15759806          N              N/A             00/00/0000           0               0 Conventional              2
15759848          N              N/A             00/00/0000           0               0 Conventional              2
15759863          N              N/A             00/00/0000           0               0 Conventional              2
15759889          N              N/A             00/00/0000           0               0 Conventional              2
15759905          N              N/A             00/00/0000           0               0 Conventional              2
15759921          Y              PU5             00/00/0000           0               0 Conventional              2
15759947          N              N/A             00/00/0000           0               0 Conventional              2
15759962          N              N/A             00/00/0000           0               0 Conventional              2
15759988          N              N/A             00/00/0000           0               0 Conventional              2
15760044          N              N/A             00/00/0000           0               0 Conventional              2
15760085          N              N/A             00/00/0000           0               0 Conventional              2
15760101          N              N/A             00/00/0000           0               0 Conventional              2
15760127          N              N/A             00/00/0000           0               0 Conventional              2
15760143          N              N/A             00/00/0000           0               0 Conventional              2
15760168          N              N/A             00/00/0000           0               0 Conventional              2
15760184          N              N/A             00/00/0000           0               0 Conventional              2
15760200          N              N/A             00/00/0000           0               0 Conventional              2
15760226          N              N/A             00/00/0000           0               0 Conventional              2
15760267          N              N/A             00/00/0000           0               0 Conventional              2
15760309          N              N/A             00/00/0000           0               0 Conventional              2
15760333          N              N/A             00/00/0000           0               0 Conventional              2
15760358          N              N/A             00/00/0000           0               0 Conventional              2
15760374          N              N/A             00/00/0000           0               0 Conventional              2
15760754          N              N/A             00/00/0000           0               0 Conventional              2
15816382          N              N/A             00/00/0000           0               0 Conventional              2
15761182          N              N/A             00/00/0000           0               0 Conventional              2
15761265          N              N/A             00/00/0000           0               0 Conventional              2
15761281          N              N/A             00/00/0000           0               0 Conventional              2
15761372          Y              MI6             00/00/0000           0               0 Conventional              2
15761448          Y              MI6              11/1/2007           6               6 Conventional              1
15761497          N              N/A             00/00/0000           0               0 Conventional              2
15761620          N              N/A               1/1/2009           6               6 Conventional              1
15761984          Y              MI6               2/1/2008           6               6 Conventional              1
15816416          Y              PU1               1/1/2008           6               6 Conventional              1
15816424          Y              PU2             00/00/0000           0               0 Conventional              1
15762289          N              N/A             00/00/0000           0               0 Conventional              2
15762305          N              N/A             00/00/0000           0               0 Conventional              2
15762552          Y              MI6             00/00/0000           0               0 Conventional              2
15816440          Y              PU1             00/00/0000           0               0 Conventional              2
15762982          Y              MI6             00/00/0000           0               0 Conventional              2
15763022          Y              MI6             00/00/0000           0               0 Conventional              2
15763030          Y              MI6             00/00/0000           0               0 Conventional              2
15763055          Y              MI6             00/00/0000           0               0 Conventional              2
15763071          N              N/A             00/00/0000           0               0 Conventional              2
15763105          Y              MI6             00/00/0000           0               0 Conventional              2
15763147          N              N/A             00/00/0000           0               0 Conventional              2
15763154          Y              MI6             00/00/0000           0               0 Conventional              2
15763170          N              N/A             00/00/0000           0               0 Conventional              2
15763196          Y              MI6             00/00/0000           0               0 Conventional              2
15763212          N              N/A             00/00/0000           0               0 Conventional              2
15763253          Y              MI6             00/00/0000           0               0 Conventional              2
15763295          Y              MI6             00/00/0000           0               0 Conventional              2
15763311          Y              MI6             00/00/0000           0               0 Conventional              2
15763337          N              N/A             00/00/0000           0               0 Conventional              2
15763352          Y              MI6             00/00/0000           0               0 Conventional              2
15763378          Y              MI6             00/00/0000           0               0 Conventional              2
15763402          Y              MI6             00/00/0000           0               0 Conventional              2
15763428          Y              MI6              10/1/2007           6               6 Conventional              1
15763436          N              N/A             00/00/0000           0               0 Conventional              2
15763469          Y              MI6             00/00/0000           0               0 Conventional              2
15763477          Y              MI6             00/00/0000           0               0 Conventional              2
15763501          Y              MI6             00/00/0000           0               0 Conventional              2
15763527          Y              MI6             00/00/0000           0               0 Conventional              2
15763584          N              N/A             00/00/0000           0               0 Conventional              2
15763626          N              N/A             00/00/0000           0               0 Conventional              2
15763642          Y              MI6             00/00/0000           0               0 Conventional              2
15763667          Y              MI6             00/00/0000           0               0 Conventional              2
15763683          Y              MI6             00/00/0000           0               0 Conventional              2
15763741          Y              MI6             00/00/0000           0               0 Conventional              2
15763766          Y              MI6             00/00/0000           0               0 Conventional              2
15763782          Y              MI6             00/00/0000           0               0 Conventional              2
15763790          Y              MI6             00/00/0000           0               0 Conventional              2
15763816          Y              MI6             00/00/0000           0               0 Conventional              2
15763832          Y              MI6             00/00/0000           0               0 Conventional              2
15763857          Y              MI6             00/00/0000           0               0 Conventional              2
15763873          Y              MI6             00/00/0000           0               0 Conventional              2
15763915          Y              MI6             00/00/0000           0               0 Conventional              2
15763931          Y              MI6             00/00/0000           0               0 Conventional              2
15763956          Y              MI6             00/00/0000           0               0 Conventional              2
15763972          Y              MI6             00/00/0000           0               0 Conventional              2
15763998          Y              MI6             00/00/0000           0               0 Conventional              2
15764012          Y              MI6             00/00/0000           0               0 Conventional              2
15764038          Y              MI6             00/00/0000           0               0 Conventional              2
15764053          Y              MI6             00/00/0000           0               0 Conventional              2
15764079          N              N/A             00/00/0000           0               0 Conventional              2
15764095          Y              MI6             00/00/0000           0               0 Conventional              2
15764111          Y              MI6             00/00/0000           0               0 Conventional              2
15764178          Y              MI6             00/00/0000           0               0 Conventional              2
15764194          Y              MI6             00/00/0000           0               0 Conventional              2
15764210          Y              MI6             00/00/0000           0               0 Conventional              2
15764236          Y              MI6             00/00/0000           0               0 Conventional              2
15764251          Y              MI6             00/00/0000           0               0 Conventional              2
15764657          Y              MI6               1/1/2008           6               6 Conventional              1
15765332          Y              MI6             00/00/0000           0               0 Conventional              2
15816598          Y              MI6               2/1/2008           6               6 Conventional              1
15765548          Y              MI6             00/00/0000           0               0 Conventional              2
15765563          Y              MI6             00/00/0000           0               0 Conventional              2
15765589          Y              MI6             00/00/0000           0               0 Conventional              2
15765605          Y              MI6             00/00/0000           0               0 Conventional              2
15765621          Y              MI6             00/00/0000           0               0 Conventional              2
15765647          Y              MI6             00/00/0000           0               0 Conventional              2
15765688          Y              MI6             00/00/0000           0               0 Conventional              2
15765720          Y              MI6             00/00/0000           0               0 Conventional              2
15765746          Y              MI6             00/00/0000           0               0 Conventional              2
15765761          Y              MI6             00/00/0000           0               0 Conventional              2
15765787          Y              MI6             00/00/0000           0               0 Conventional              2
15765803          Y              MI6             00/00/0000           0               0 Conventional              2
15765829          Y              MI6             00/00/0000           0               0 Conventional              2
15765845          Y              MI6             00/00/0000           0               0 Conventional              2
15765886          N              N/A             00/00/0000           0               0 Conventional              2
15765902          Y              MI6             00/00/0000           0               0 Conventional              2
15765928          Y              MI6             00/00/0000           0               0 Conventional              2
15765944          Y              MI6             00/00/0000           0               0 Conventional              2
15765969          N              N/A             00/00/0000           0               0 Conventional              2
15765993          Y              MI6             00/00/0000           0               0 Conventional              2
15766017          Y              MI6             00/00/0000           0               0 Conventional              2
15766033          N              N/A             00/00/0000           0               0 Conventional              2
15766058          Y              MI6             00/00/0000           0               0 Conventional              2
15766074          Y              MI6             00/00/0000           0               0 Conventional              2
15766116          Y              MI6             00/00/0000           0               0 Conventional              2
15766132          Y              MI6             00/00/0000           0               0 Conventional              2
15766157          Y              MI6             00/00/0000           0               0 Conventional              2
15766173          Y              MI6             00/00/0000           0               0 Conventional              2
15766199          Y              MI6             00/00/0000           0               0 Conventional              2
15766215          Y              MI6             00/00/0000           0               0 Conventional              2
15766231          Y              MI6             00/00/0000           0               0 Conventional              2
15766256          N              N/A             00/00/0000           0               0 Conventional              2
15766314          Y              MI6             00/00/0000           0               0 Conventional              2
15766330          Y              MI6             00/00/0000           0               0 Conventional              2
15766355          Y              MI6             00/00/0000           0               0 Conventional              2
15766363          Y              MI6             00/00/0000           0               0 Conventional              2
15766397          Y              MI6             00/00/0000           0               0 Conventional              2
15766413          Y              MI6             00/00/0000           0               0 Conventional              2
15766439          Y              MI6             00/00/0000           0               0 Conventional              2
15766454          Y              MI6             00/00/0000           0               0 Conventional              2
15766462          Y              MI6             00/00/0000           0               0 Conventional              2
15766488          Y              MI6             00/00/0000           0               0 Conventional              2
15766504          Y              MI6             00/00/0000           0               0 Conventional              2
15766538          Y              MI6             00/00/0000           0               0 Conventional              2
15766553          Y              MI6             00/00/0000           0               0 Conventional              2
15766595          Y              MI6             00/00/0000           0               0 Conventional              2
15766611          Y              MI6             00/00/0000           0               0 Conventional              2
15766637          Y              MI6             00/00/0000           0               0 Conventional              2
15766660          Y              MI6             00/00/0000           0               0 Conventional              2
15766942          Y              MI6             00/00/0000           0               0 Conventional              2
15767262          Y              MI6             00/00/0000           0               0 Conventional              2
15816689          Y              MI6               1/1/2008           6               6 Conventional              1
15767866          Y              MI6               2/1/2008           6               6 Conventional              1
15767940          Y              MI6               2/1/2009           6               6 Conventional              1
15816754          Y              MI6               2/1/2008           6               6 Conventional              1
15816788          Y              PU5               2/1/2008           6               6 Conventional              1
15769706          Y              MI6             00/00/0000           0               0 Conventional              2
15769763          Y              PU5               7/1/2008           6               6 Conventional              1
15769961          Y              PU5               3/1/2009           6               6 Conventional              1
15770027          Y              MI6             00/00/0000           0               0 Conventional              2
15770043          N              N/A             00/00/0000           0               0 Conventional              2
15770068          Y              MI6             00/00/0000           0               0 Conventional              2
15770100          Y              MI6             00/00/0000           0               0 Conventional              2
15770126          Y              MI6             00/00/0000           0               0 Conventional              2
15816812          Y              MI6             00/00/0000           0               0 Conventional              1
15816838          N              N/A               2/1/2009           6               6 Conventional              1
15665185          N              N/A             00/00/0000           0               0 Conventional              1
15665227          N              N/A             00/00/0000           0               0 Conventional              2
15665250          N              N/A             00/00/0000           0               0 Conventional              1
15666845          N              N/A             00/00/0000           0               0 Conventional              1
15666852          Y              MI6             00/00/0000           0               0 Conventional              1
15666886          N              N/A             00/00/0000           0               0 Conventional              1
15665292          N              N/A             00/00/0000           0               0 Conventional              2
15665318          N              N/A             00/00/0000           0               0 Conventional              2
15665359          N              N/A             00/00/0000           0               0 Conventional              1
15665367          N              N/A             00/00/0000           0               0 Conventional              2
15819204          Y              MI6               3/1/2008           6               6 Conventional              1
15819220          Y              MI6               3/1/2008           6               6 Conventional              1
15819238          Y              MI6               3/1/2008           6               6 Conventional              1
15819246          Y              MI6               3/1/2008           6               6 Conventional              1
15819253          Y              MI6               4/1/2008           6               6 Conventional              1
15819261          Y              MI6               4/1/2008           6               6 Conventional              1
15819279          Y              MI6               4/1/2008           6               6 Conventional              1
15819287          Y              MI6               4/1/2008           6               6 Conventional              1
15819295          Y              MI6               4/1/2008           6               6 Conventional              1
15819303          Y              MI6               4/1/2008           6               6 Conventional              1
15819329          Y              MI6               4/1/2008           6               6 Conventional              1
15819337          Y              MI6               4/1/2008           6               6 Conventional              1
15819345          Y              MI6               4/1/2008           6               6 Conventional              1
15819352          Y              MI6               4/1/2008           6               6 Conventional              1
15819360          Y              MI6               4/1/2009           6               6 Conventional              1
15826910          Y              MI6               4/1/2008           6               6 Conventional              1
15826936          Y              PU2               3/1/2008           6               6 Conventional              1
15826969          Y              PU2               4/1/2008           6               6 Conventional              1
15826977          Y              MI6               5/1/2008           6               6 Conventional              1
15827066          Y              MI6               5/1/2008           6               6 Conventional              1
15827082          Y              PU2               4/1/2008           6               6 Conventional              1
15827116          Y              MI6               4/1/2008           6               6 Conventional              1
15827124          Y              MI6               4/1/2008           6               6 Conventional              1
15827132          Y              MI6               3/1/2008           6               6 Conventional              1
15827157          Y              MI6               2/1/2008           6               6 Conventional              1
15827165          Y              PU2               5/1/2008           6               6 Conventional              1
15827181          Y              MI6               5/1/2008           6               6 Conventional              1
15827207          Y              MI6               3/1/2008           6               6 Conventional              1
15827215          Y              MI6               3/1/2008           6               6 Conventional              1
15827223          Y              MI6               4/1/2008           6               6 Conventional              1
15827231          Y              MI6               4/1/2008           6               6 Conventional              1
15077852          N              N/A              10/1/2006           6               6 Conventional              1
15120538          Y              PU1              10/1/2006           6               6 Conventional              1
15666654          Y              MI6               3/1/2008           6               6 Conventional              1
15778970          Y              MI6               4/1/2008           6               6 Conventional              1
15779788          Y              MI6               4/1/2008           6               6 Conventional              1
15779911          N              N/A               4/1/2009           6               6 Conventional              1
15851389          Y              MI6               3/1/2008           6               6 Conventional              1
15851397          Y              MI6             00/00/0000           0               0 Conventional              1
15851413          Y              MI6               3/1/2008           6               6 Conventional              1
15851439          Y              MI6               4/1/2008           6               6 Conventional              1
15851454          Y              MI6               5/1/2008           6               6 Conventional              1
15851470          Y              MI6               4/1/2008           6               6 Conventional              1
15851496          Y              MI6               5/1/2008           6               6 Conventional              1
15851512          Y              MI6               4/1/2008           6               6 Conventional              1
15851561          Y              MI6               5/1/2008           6               6 Conventional              1
15851587          Y              MI6               4/1/2008           6               6 Conventional              1
15851595          Y              MI6               5/1/2008           6               6 Conventional              1
15851603          Y              MI6               5/1/2011           6               6 Conventional              1
15851629          Y              MI6               4/1/2008           6               6 Conventional              1
15851637          Y              MI6               4/1/2008           6               6 Conventional              1
15851645          Y              MI6               4/1/2008           6               6 Conventional              1
15851678          Y              MI6               4/1/2008           6               6 Conventional              1
15851686          Y              MI6               5/1/2008           6               6 Conventional              1
15851728          Y              MI6               4/1/2008           6               6 Conventional              1
15851736          N              N/A               5/1/2008           6               6 Conventional              1
15851744          Y              MI6               4/1/2008           6               6 Conventional              1
15851777          Y              MI6               5/1/2008           6               6 Conventional              1
15851785          Y              PU5/4             5/1/2008           6               6 Conventional              1
15851801          Y              MI6               5/1/2008           6               6 Conventional              1
15851819          Y              MI6               5/1/2008           6               6 Conventional              1
15851827          Y              MI6               5/1/2008           6               6 Conventional              1
15851835          Y              MI6               5/1/2009           6               6 Conventional              1
15851843          Y              MI6             00/00/0000           0               0 Conventional              2
15851850          Y              MI6               5/1/2008           6               6 Conventional              1
15851876          Y              MI6               4/1/2008           6               6 Conventional              1
15851892          Y              MI6               5/1/2008           6               6 Conventional              1
15851918          Y              MI6               5/1/2008           6               6 Conventional              1
15851926          Y              MI6               5/1/2008           6               6 Conventional              1
15851942          Y              MI6               5/1/2009           6               6 Conventional              1
15851967          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15851975          Y              MI6               5/1/2008           6               6 Conventional              1
15851983          Y              MI6               5/1/2008           6               6 Conventional              1
15851991          Y              MI6               5/1/2008           6               6 Conventional              1
15852007          Y              MI6               5/1/2008           6               6 Conventional              1
15852023          Y              PU5/4             5/1/2008           6               6 Conventional              1
15852031          Y              MI6               5/1/2008           6               6 Conventional              1
15852056          Y              MI6               5/1/2008           6               6 Conventional              1
15852072          Y              MI6               5/1/2008           6               6 Conventional              1
15852080          Y              MI6               5/1/2008           6               6 Conventional              1
15852106          Y              MI6               5/1/2008           6               6 Conventional              1
15852114          Y              MI6               5/1/2008           6               6 Conventional              1
15852122          Y              MI6               5/1/2008           6               6 Conventional              1
15852130          Y              MI6               5/1/2008           6               6 Conventional              1
15852148          Y              MI6               5/1/2008           6               6 Conventional              1
15852155          N              N/A               5/1/2008           6               6 Conventional              1
15852163          Y              PU1               5/1/2008           6               6 Conventional              1
15852189          Y              MI6               5/1/2008           6               6 Conventional              1
15852197          Y              MI6               5/1/2008           6               6 Conventional              1
15852221          Y              PU5/4             5/1/2008           6               6 Conventional              1
15852239          Y              MI6               5/1/2008           6               6 Conventional              1
15852247          Y              MI6             00/00/0000           0               0 Conventional              2
15852254          N              N/A             00/00/0000           0               0 Conventional              1
15852262          Y              MI6               5/1/2008           6               6 Conventional              1
15852270          Y              MI6               5/1/2008           6               6 Conventional              1
15852288          Y              MI6               5/1/2008           6               6 Conventional              1
15852296          Y              MI6               5/1/2008           6               6 Conventional              1
15852304          Y              MI6               5/1/2008           6               6 Conventional              1
15852312          Y              MI6               5/1/2008           6               6 Conventional              1
15852320          Y              MI6               5/1/2008           6               6 Conventional              1
15852346          Y              MI6               5/1/2008           6               6 Conventional              1
15852353          Y              MI6               5/1/2008           6               6 Conventional              1
15852361          Y              MI6               5/1/2008           6               6 Conventional              1
15852379          Y              MI6               5/1/2008           6               6 Conventional              1
15852403          Y              MI6               5/1/2008           6               6 Conventional              1
15852411          Y              MI6               5/1/2008           6               6 Conventional              1
15852437          Y              MI6               5/1/2008           6               6 Conventional              1
15852445          Y              MI6               5/1/2008           6               6 Conventional              1
15852452          Y              MI6               5/1/2008           6               6 Conventional              1
15852460          N              N/A               5/1/2008           6               6 Conventional              1
15852478          Y              MI6               5/1/2008           6               6 Conventional              1
15852486          Y              MI6               5/1/2008           6               6 Conventional              1
15852502          N              N/A               5/1/2008           6               6 Conventional              1
15852510          N              N/A             00/00/0000           0               0 Conventional              2
15852528          Y              MI6               5/1/2008           6               6 Conventional              1
15852536          Y              MI6               5/1/2008           6               6 Conventional              1
15852544          Y              MI6             00/00/0000           0               0 Conventional              1
15852577          Y              MI6               5/1/2008           6               6 Conventional              1
15852593          Y              MI6               5/1/2008           6               6 Conventional              1
15852619          Y              MI6               5/1/2008           6               6 Conventional              1
15852635          Y              MI6               5/1/2009           6               6 Conventional              1
15852643          Y              MI6               5/1/2008           6               6 Conventional              1
15852650          Y              MI6               5/1/2008           6               6 Conventional              1
15852668          Y              MI6               5/1/2008           6               6 Conventional              1
15852676          Y              MI6               5/1/2008           6               6 Conventional              1
15852684          Y              MI6               5/1/2008           6               6 Conventional              1
15852726          Y              MI6               5/1/2008           6               6 Conventional              1
15852734          Y              MI6               5/1/2008           6               6 Conventional              1
15852759          Y              MI6               5/1/2008           6               6 Conventional              1
15852767          Y              MI6               5/1/2008           6               6 Conventional              1
15852775          N              N/A               5/1/2008           6               6 Conventional              1
15852783          Y              MI6               5/1/2008           6               6 Conventional              1
15852809          Y              MI6               5/1/2009           6               6 Conventional              1
15852817          N              N/A             00/00/0000           0               0 Conventional              2
15852833          Y              MI6               5/1/2008           6               6 Conventional              1
15852841          Y              MI6             00/00/0000           0               0 Conventional              2
15852866          Y              MI6               5/1/2008           6               6 Conventional              1
15852874          Y              MI6             00/00/0000           0               0 Conventional              1
15852882          Y              MI6               5/1/2008           6               6 Conventional              1
15852890          N              N/A             00/00/0000           0               0 Conventional              2
15852908          Y              MI6               5/1/2009           6               6 Conventional              1
15852916          Y              MI6               5/1/2008           6               6 Conventional              1
15852924          Y              MI6               5/1/2008           6               6 Conventional              1
15852940          Y              MI6               5/1/2008           6               6 Conventional              1
15852957          Y              MI6               5/1/2008           6               6 Conventional              1
15852965          N              N/A             00/00/0000           0               0 Conventional              2
15773955          Y              PU5             00/00/0000           0               0 Conventional              1
15774201          Y              PU5             00/00/0000           0               0 Conventional              1
15774227          Y              PU5             00/00/0000           0               0 Conventional              1
15777329          Y              PU1               4/1/2008           6               6 Conventional              1
15777394          N              N/A             00/00/0000           0               0 Conventional              2
15777527          Y              PU5               4/1/2009           6               6 Conventional              1
15777964          Y              PU5               4/1/2008           6               6 Conventional              1
15660269          Y              MI6               2/1/2008           6               6 Conventional              1
15660392          Y              MI6               2/1/2008           6               6 Conventional              1
15660723          Y              MI6               2/1/2008           6               6 Conventional              1
15661408          Y              MI6               2/1/2008           6               6 Conventional              1
15772668          Y              MI6               3/1/2009           6               6 Conventional              1
15772718          Y              MI6               3/1/2008           6               6 Conventional              1
15772726          Y              MI6               3/1/2008           6               6 Conventional              1
15772734          Y              MI6               3/1/2008           6               6 Conventional              1
15773658          Y              MI6               2/1/2008           6               6 Conventional              1
15773666          Y              MI6               3/1/2008           6               6 Conventional              1
15659865          Y              MI6               1/1/2008           6               6 Conventional              1
15772817          Y              MI6               1/1/2008           6               6 Conventional              1
15772825          Y              MI6               1/1/2008           6               6 Conventional              1
15772833          Y              MI6               1/1/2008           6               6 Conventional              1
15772841          N              N/A               2/1/2008           6               6 Conventional              1
15384431          N              N/A             00/00/0000           0               0 PMI                       1
15435308          Y              MI2               8/1/2008           6               6 Conventional              1
15573736          Y              MI6               9/1/2008           6               6 Conventional              1
15614605          Y              MI6              12/1/2007           6               6 Conventional              1
15908403          Y              MI6             00/00/0000           0               0 Conventional              1
15908429          Y              MI6               2/1/2008           6               6 Conventional              1
15908437          Y              MI6               2/1/2008           6               6 Conventional              1
15908486          N              N/A               1/1/2008           6               6 Conventional              1
15908569          Y              MI6               1/1/2008           6               6 Conventional              1
15908585          N              N/A               1/1/2008           6               6 Conventional              1
15908601          Y              MI6               1/1/2008           6               6 Conventional              1
15908635          Y              MI6               2/1/2008           6               6 Conventional              1
15908668          Y              MI6               1/1/2008           6               6 Conventional              1
15908726          Y              MI6               3/1/2008           6               6 Conventional              1
15908734          N              N/A               1/1/2008           6               6 Conventional              1
15908767          Y              MI6               4/1/2008           6               6 Conventional              1
15908775          Y              MI6             00/00/0000           0               0 Conventional              1
15908817          Y              MI6               4/1/2008           6               6 Conventional              1
15908825          Y              MI6               1/1/2008           6               6 Conventional              1
15908858          N              N/A               1/1/2008           6               6 Conventional              1
15908882          Y              MI6               1/1/2008           6               6 Conventional              1
15908890          Y              MI6               4/1/2008           6               6 Conventional              1
15908940          Y              MI6               4/1/2008           6               6 Conventional              1
15908957          Y              MI6               1/1/2008           6               6 Conventional              1
15908999          Y              MI6               2/1/2008           6               6 Conventional              1
15923998          Y              MI6               1/1/2008           6               6 Conventional              1
15909047          Y              MI6               1/1/2008           6               6 Conventional              1
15909062          N              N/A               1/1/2008           6               6 Conventional              1
15909096          Y              MI6               1/1/2008           6               6 Conventional              1
15909112          Y              MI6               2/1/2008           6               6 Conventional              1
15909120          Y              MI6               1/1/2008           6               6 Conventional              1
15909138          Y              MI6               3/1/2008           6               6 Conventional              1
15909146          N              N/A               1/1/2008           6               6 Conventional              1
15909161          Y              MI6               1/1/2008           6               6 Conventional              1
15909179          Y              MI6             00/00/0000           0               0 Conventional              1
15909203          N              N/A               1/1/2008           6               6 Conventional              1
15909211          N              N/A               1/1/2008           6               6 Conventional              1
15909245          Y              MI6               1/1/2008           6               6 Conventional              1
15909294          N              N/A               1/1/2008           6               6 Conventional              1
15909336          Y              MI6               4/1/2008           6               6 Conventional              1
15909351          N              N/A               3/1/2008           6               6 Conventional              1
15909377          Y              MI6               2/1/2008           6               6 Conventional              1
15909468          Y              MI6               3/1/2008           6               6 Conventional              1
15909518          N              N/A               2/1/2008           6               6 Conventional              1
15909609          Y              MI6               2/1/2008           6               6 Conventional              1
15909625          Y              MI6             00/00/0000           0               0 Conventional              1
15909674          Y              MI6             00/00/0000           0               0 Conventional              1
15909724          Y              PU2               3/1/2008           6               6 Conventional              1
15909757          Y              MI6               3/1/2008           6               6 Conventional              1
15909765          Y              MI6             00/00/0000           0               0 Conventional              1
15909823          Y              MI6               3/1/2008           6               6 Conventional              1
15909856          Y              MI6               3/1/2008           6               6 Conventional              1
15909880          Y              MI6               2/1/2008           6               6 Conventional              1
15909898          Y              MI6               2/1/2008           6               6 Conventional              1
15909922          Y              MI6               3/1/2008           6               6 Conventional              1
15909948          Y              MI2             00/00/0000           0               0 Conventional              1
15910011          Y              MI6               4/1/2008           6               6 Conventional              1
15910045          Y              MI2               2/1/2008           6               6 Conventional              1
15910052          Y              MI6               2/1/2008           6               6 Conventional              1
15910060          N              N/A               2/1/2008           6               6 Conventional              1
15910078          Y              MI6               3/1/2008           6               6 Conventional              1
15910086          Y              PU3               4/1/2008           6               6 Conventional              1
15910094          Y              MI6               3/1/2008           6               6 Conventional              1
15910102          Y              MI6               2/1/2008           6               6 Conventional              1
15910110          Y              MI6               2/1/2008           6               6 Conventional              1
15910136          Y              MI6               4/1/2008           6               6 Conventional              1
15910144          Y              MI6               3/1/2008           6               6 Conventional              1
15910151          N              N/A               2/1/2008           6               6 Conventional              1
15910169          Y              MI6               3/1/2008           6               6 Conventional              1
15910177          Y              MI6               2/1/2008           6               6 Conventional              1
15910201          Y              MI6               3/1/2008           6               6 Conventional              1
15910219          Y              MI6               2/1/2008           6               6 Conventional              1
15910235          N              N/A               3/1/2008           6               6 Conventional              1
15910284          Y              MI6               4/1/2008           6               6 Conventional              1
15910367          Y              PU2               4/1/2008           6               6 Conventional              1
15910383          Y              MI6               4/1/2008           6               6 Conventional              1
15910409          Y              MI6               3/1/2008           6               6 Conventional              1
15910425          Y              MI6               2/1/2008           6               6 Conventional              1
15910466          Y              PU5/4             4/1/2008           6               6 Conventional              1
15910490          Y              MI6               3/1/2008           6               6 Conventional              1
15910524          Y              MI6               3/1/2008           6               6 Conventional              1
15910540          Y              PU2               4/1/2008           6               6 Conventional              1
15910557          Y              MI6               3/1/2008           6               6 Conventional              1
15910565          Y              MI6               3/1/2008           6               6 Conventional              1
15910573          Y              MI6               3/1/2008           6               6 Conventional              1
15910581          Y              MI6               3/1/2008           6               6 Conventional              1
15910599          Y              MI6               4/1/2008           6               6 Conventional              1
15910631          Y              MI6               3/1/2008           6               6 Conventional              1
15910649          Y              MI6               4/1/2008           6               6 Conventional              1
15910680          Y              MI6               3/1/2008           6               6 Conventional              1
15910706          Y              MI6               4/1/2008           6               6 Conventional              1
15910763          Y              MI6               3/1/2008           6               6 Conventional              1
15910771          Y              MI6               3/1/2008           6               6 Conventional              1
15910797          Y              MI6               4/1/2009           6               6 Conventional              1
15910821          Y              MI6               3/1/2008           6               6 Conventional              1
15910839          Y              MI6               3/1/2008           6               6 Conventional              1
15910847          N              N/A               3/1/2008           6               6 Conventional              1
15910888          Y              PU5               3/1/2008           6               6 Conventional              1
15910896          Y              MI6               4/1/2008           6               6 Conventional              1
15910912          Y              MI6             00/00/0000           0               0 Conventional              1
15910920          N              N/A             00/00/0000           0               0 Conventional              1
15910938          N              N/A             00/00/0000           0               0 Conventional              1
15910946          Y              MI6               4/1/2008           6               6 Conventional              1
15910979          Y              MI6               4/1/2008           6               6 Conventional              1
15910995          N              N/A               4/1/2008           6               6 Conventional              1
15911019          Y              MI6             00/00/0000           0               0 Conventional              1
15911035          Y              MI6               4/1/2008           6               6 Conventional              1
15911043          Y              MI6               3/1/2008           6               6 Conventional              1
15911050          N              N/A               3/1/2008           6               6 Conventional              1
15911068          Y              MI6             00/00/0000           0               0 Conventional              1
15911076          N              N/A             00/00/0000           0               0 Conventional              1
15911084          Y              MI6               4/1/2008           6               6 Conventional              1
15911100          N              N/A               4/1/2011           6               6 Conventional              1
15911126          Y              MI6               4/1/2008           6               6 Conventional              1
15911142          Y              MI6               3/1/2008           6               6 Conventional              1
15911159          N              N/A               3/1/2008           6               6 Conventional              1
15911167          Y              MI6               4/1/2008           6               6 Conventional              1
15911183          Y              MI6               3/1/2011           6               6 Conventional              1
15911233          Y              MI6               3/1/2008           6               6 Conventional              1
15911241          Y              MI6               4/1/2008           6               6 Conventional              1
15911274          Y              MI6               3/1/2008           6               6 Conventional              1
15911282          Y              MI6               3/1/2008           6               6 Conventional              1
15911324          Y              MI6               3/1/2008           6               6 Conventional              1
15911373          Y              MI6               4/1/2008           6               6 Conventional              1
15911381          Y              MI6               4/1/2008           6               6 Conventional              1
15911399          N              N/A               3/1/2008           6               6 Conventional              1
15911423          Y              MI6               3/1/2008           6               6 Conventional              1
15911449          Y              PU2               3/1/2008           6               6 Conventional              1
15911456          Y              MI6               4/1/2008           6               6 Conventional              1
15911472          Y              MI6             00/00/0000           0               0 Conventional              1
15911480          Y              MI6               3/1/2008           6               6 Conventional              1
15911498          Y              MI6               4/1/2008           6               6 Conventional              1
15911514          Y              MI6               3/1/2008           6               6 Conventional              1
15911530          Y              PU5               3/1/2008           6               6 Conventional              1
15911555          Y              MI6             00/00/0000           0               0 Conventional              1
15911563          N              N/A               3/1/2008           6               6 Conventional              1
15911571          Y              MI6               4/1/2008           6               6 Conventional              1
15911589          Y              PU2               4/1/2011           6               6 Conventional              1
15911597          Y              MI6               5/1/2008           6               6 Conventional              1
15911605          N              N/A               4/1/2008           6               6 Conventional              1
15911647          Y              MI6               3/1/2008           6               6 Conventional              1
15911662          Y              MI6               3/1/2008           6               6 Conventional              1
15911688          Y              MI6             00/00/0000           0               0 Conventional              1
15911704          Y              MI6               3/1/2008           6               6 Conventional              1
15911720          Y              MI6               3/1/2008           6               6 Conventional              1
15911738          Y              MI6               4/1/2008           6               6 Conventional              1
15911753          Y              MI6             00/00/0000           0               0 Conventional              1
15911779          Y              MI6               4/1/2008           6               6 Conventional              1
15911811          N              N/A               3/1/2008           6               6 Conventional              1
15911829          N              N/A               4/1/2008           6               6 Conventional              1
15911886          Y              PU3               3/1/2008           6               6 Conventional              1
15911894          Y              MI6               3/1/2008           6               6 Conventional              1
15911902          Y              MI6               3/1/2008           6               6 Conventional              1
15911910          N              N/A               4/1/2008           6               6 Conventional              1
15911936          N              N/A               3/1/2008           6               6 Conventional              1
15911944          Y              MI6               4/1/2008           6               6 Conventional              1
15911951          Y              MI6               4/1/2008           6               6 Conventional              1
15912009          Y              MI6             00/00/0000           0               0 Conventional              1
15912017          Y              MI6               4/1/2008           6               6 Conventional              1
15912025          Y              MI6               3/1/2008           6               6 Conventional              1
15912058          Y              PU2             00/00/0000           0               0 Conventional              1
15912066          Y              MI6               4/1/2008           6               6 Conventional              1
15912074          Y              MI6               3/1/2008           6               6 Conventional              1
15912132          Y              MI6               3/1/2008           6               6 Conventional              1
15912140          Y              MI6               3/1/2008           6               6 Conventional              1
15912157          Y              MI6             00/00/0000           0               0 Conventional              1
15912165          Y              MI6               4/1/2008           6               6 Conventional              1
15912173          Y              MI6               4/1/2008           6               6 Conventional              1
15912199          N              N/A             00/00/0000           0               0 Conventional              1
15912231          Y              MI6               4/1/2008           6               6 Conventional              1
15912249          Y              MI6               3/1/2008           6               6 Conventional              1
15912355          Y              MI6             00/00/0000           0               0 Conventional              1
15912363          Y              MI6               3/1/2008           6               6 Conventional              1
15912371          Y              MI6               4/1/2008           6               6 Conventional              1
15912397          Y              MI6               3/1/2008           6               6 Conventional              1
15912405          Y              MI6               4/1/2008           6               6 Conventional              1
15912413          Y              MI6               3/1/2008           6               6 Conventional              1
15912421          Y              MI6               4/1/2008           6               6 Conventional              1
15912454          Y              MI6               3/1/2008           6               6 Conventional              1
15912462          Y              MI6               3/1/2008           6               6 Conventional              1
15912488          Y              MI6               4/1/2008           6               6 Conventional              1
15912512          Y              MI6               3/1/2008           6               6 Conventional              1
15912546          N              N/A               5/1/2008           6               6 Conventional              1
15912553          Y              MI6               4/1/2008           6               6 Conventional              1
15912587          Y              MI6               3/1/2008           6               6 Conventional              1
15912595          Y              MI6               4/1/2008           6               6 Conventional              1
15912629          Y              MI6               4/1/2008           6               6 Conventional              1
15912678          Y              MI6               3/1/2008           6               6 Conventional              1
15912686          Y              MI6               3/1/2008           6               6 Conventional              1
15912728          N              N/A               4/1/2008           6               6 Conventional              1
15912744          Y              MI6               4/1/2008           6               6 Conventional              1
15912751          Y              MI6               4/1/2008           6               6 Conventional              1
15912769          Y              MI6               3/1/2008           6               6 Conventional              1
15912801          Y              MI6               4/1/2008           6               6 Conventional              1
15912827          Y              MI6               3/1/2008           6               6 Conventional              1
15912850          Y              MI6               3/1/2008           6               6 Conventional              1
15912868          Y              MI6               4/1/2008           6               6 Conventional              1
15912876          Y              MI6               3/1/2008           6               6 Conventional              1
15912884          Y              MI6               4/1/2008           6               6 Conventional              1
15912918          Y              MI6               4/1/2008           6               6 Conventional              1
15912975          Y              MI6               3/1/2008           6               6 Conventional              1
15913015          Y              MI6               3/1/2008           6               6 Conventional              1
15913031          Y              MI6               3/1/2008           6               6 Conventional              1
15913106          Y              MI6             00/00/0000           0               0 Conventional              1
15913114          Y              MI6               4/1/2008           6               6 Conventional              1
15913130          Y              MI6               4/1/2008           6               6 Conventional              1
15913148          Y              MI6             00/00/0000           0               0 Conventional              1
15913171          Y              MI6               3/1/2008           6               6 Conventional              1
15913189          Y              MI6               4/1/2008           6               6 Conventional              1
15913197          N              N/A               4/1/2008           6               6 Conventional              1
15913205          Y              MI6               4/1/2008           6               6 Conventional              1
15913213          Y              PU2               4/1/2008           6               6 Conventional              1
15913239          Y              MI6             00/00/0000           0               0 Conventional              1
15913247          Y              MI6               4/1/2008           6               6 Conventional              1
15913254          Y              MI6               4/1/2008           6               6 Conventional              1
15913262          Y              MI6               4/1/2008           6               6 Conventional              1
15913270          Y              MI6               4/1/2008           6               6 Conventional              1
15913288          Y              MI6             00/00/0000           0               0 Conventional              1
15913296          Y              MI6               4/1/2008           6               6 Conventional              1
15913304          Y              PU2               4/1/2008           6               6 Conventional              1
15913312          Y              MI6             00/00/0000           0               0 Conventional              1
15913320          Y              MI6               3/1/2008           6               6 Conventional              1
15913338          Y              MI6               4/1/2008           6               6 Conventional              1
15913353          Y              MI6               4/1/2008           6               6 Conventional              1
15913395          Y              MI6               4/1/2008           6               6 Conventional              1
15913403          Y              MI6               4/1/2008           6               6 Conventional              1
15913411          Y              MI6             00/00/0000           0               0 Conventional              1
15913429          Y              MI6               3/1/2008           6               6 Conventional              1
15913437          Y              MI6               4/1/2008           6               6 Conventional              1
15913445          Y              PU2               4/1/2008           6               6 Conventional              1
15913478          Y              MI6               4/1/2008           6               6 Conventional              1
15913494          Y              MI6               4/1/2011           6               6 Conventional              1
15913502          Y              PU2               4/1/2008           6               6 Conventional              1
15913544          Y              MI6             00/00/0000           0               0 Conventional              1
15913551          Y              MI6               4/1/2008           6               6 Conventional              1
15913569          Y              MI6             00/00/0000           0               0 Conventional              1
15913577          Y              MI6             00/00/0000           0               0 Conventional              1
15913593          Y              MI6               4/1/2008           6               6 Conventional              1
15913650          Y              MI6               4/1/2008           6               6 Conventional              1
15913668          Y              MI6               3/1/2008           6               6 Conventional              1
15913692          Y              MI6               4/1/2008           6               6 Conventional              1
15913700          Y              MI6               4/1/2008           6               6 Conventional              1
15913726          Y              MI6               4/1/2008           6               6 Conventional              1
15913742          Y              MI6             00/00/0000           0               0 Conventional              1
15913759          Y              MI6               4/1/2008           6               6 Conventional              1
15913775          Y              MI6               4/1/2008           6               6 Conventional              1
15913809          N              N/A               4/1/2008           6               6 Conventional              1
15913817          Y              MI6               4/1/2008           6               6 Conventional              1
15913825          Y              MI6               4/1/2008           6               6 Conventional              1
15913833          Y              MI6             00/00/0000           0               0 Conventional              1
15913841          Y              MI6               4/1/2008           6               6 Conventional              1
15913858          Y              PU2               4/1/2008           6               6 Conventional              1
15913866          Y              MI6               4/1/2008           6               6 Conventional              1
15913882          Y              MI6               4/1/2008           6               6 Conventional              1
15913890          Y              MI6               4/1/2008           6               6 Conventional              1
15913908          Y              MI6               4/1/2008           6               6 Conventional              1
15913924          Y              MI6             00/00/0000           0               0 Conventional              1
15913932          Y              MI6               4/1/2008           6               6 Conventional              1
15913940          N              N/A               4/1/2008           6               6 Conventional              1
15913965          Y              MI6               4/1/2008           6               6 Conventional              1
15913973          Y              MI6               4/1/2008           6               6 Conventional              1
15913981          Y              MI6               4/1/2008           6               6 Conventional              1
15913999          Y              MI6             00/00/0000           0               0 Conventional              1
15914005          Y              MI6               4/1/2008           6               6 Conventional              1
15914013          Y              MI6               5/1/2008           6               6 Conventional              1
15914047          Y              MI6               4/1/2008           6               6 Conventional              1
15914054          Y              MI6               4/1/2008           6               6 Conventional              1
15914070          N              N/A               4/1/2008           6               6 Conventional              1
15914088          Y              PU2               4/1/2008           6               6 Conventional              1
15914096          Y              PU2               4/1/2008           6               6 Conventional              1
15914138          N              N/A               4/1/2008           6               6 Conventional              1
15914146          Y              MI6               4/1/2008           6               6 Conventional              1
15914153          Y              MI6               4/1/2008           6               6 Conventional              1
15914187          Y              MI6               4/1/2008           6               6 Conventional              1
15914203          Y              MI6             00/00/0000           0               0 Conventional              1
15914211          Y              MI6               4/1/2008           6               6 Conventional              1
15914229          Y              MI6               4/1/2009           6               6 Conventional              1
15914237          Y              MI6               4/1/2008           6               6 Conventional              1
15914245          Y              MI6               4/1/2008           6               6 Conventional              1
15914278          Y              MI6               4/1/2011           6               6 Conventional              1
15914302          N              N/A               4/1/2008           6               6 Conventional              1
15914328          N              N/A               4/1/2008           6               6 Conventional              1
15914336          Y              MI6               4/1/2008           6               6 Conventional              1
15914344          N              N/A               4/1/2008           6               6 Conventional              1
15914377          Y              MI6               4/1/2008           6               6 Conventional              1
15914385          Y              MI6               4/1/2008           6               6 Conventional              1
15914393          Y              MI6             00/00/0000           0               0 Conventional              1
15914401          Y              MI6               4/1/2009           6               6 Conventional              1
15914419          Y              MI6               3/1/2008           6               6 Conventional              1
15914427          Y              MI6               4/1/2008           6               6 Conventional              1
15914435          Y              MI6               4/1/2008           6               6 Conventional              1
15914443          Y              MI6               4/1/2008           6               6 Conventional              1
15914476          Y              MI6               4/1/2008           6               6 Conventional              1
15914492          Y              PU5             00/00/0000           0               0 Conventional              1
15914518          Y              MI6               4/1/2008           6               6 Conventional              1
15914534          N              N/A               4/1/2008           6               6 Conventional              1
15914542          Y              MI6               4/1/2008           6               6 Conventional              1
15914559          Y              MI6               4/1/2008           6               6 Conventional              1
15914575          Y              MI6               4/1/2008           6               6 Conventional              1
15914583          Y              MI6               4/1/2008           6               6 Conventional              1
15914617          Y              MI6               4/1/2008           6               6 Conventional              1
15914633          N              N/A             00/00/0000           0               0 Conventional              1
15914641          Y              MI6             00/00/0000           0               0 Conventional              1
15914658          Y              MI6             00/00/0000           0               0 Conventional              1
15914666          Y              MI6               4/1/2008           6               6 Conventional              1
15914674          Y              MI6               4/1/2008           6               6 Conventional              1
15914724          Y              MI6               4/1/2008           6               6 Conventional              1
15914732          Y              MI6               4/1/2008           6               6 Conventional              1
15914740          Y              MI6               4/1/2008           6               6 Conventional              1
15914765          Y              MI6               4/1/2008           6               6 Conventional              1
15914807          Y              MI6               4/1/2008           6               6 Conventional              1
15914815          Y              MI6             00/00/0000           0               0 Conventional              1
15914823          Y              MI6               4/1/2008           6               6 Conventional              1
15914831          Y              MI6               4/1/2008           6               6 Conventional              1
15914849          Y              MI6               4/1/2008           6               6 Conventional              1
15914856          Y              MI6             00/00/0000           0               0 Conventional              1
15914864          Y              MI6               4/1/2008           6               6 Conventional              1
15914898          N              N/A               4/1/2008           6               6 Conventional              1
15914914          Y              MI6               4/1/2008           6               6 Conventional              1
15914930          Y              MI6             00/00/0000           0               0 Conventional              1
15914948          Y              PU2               4/1/2008           6               6 Conventional              1
15914955          Y              MI6               4/1/2008           6               6 Conventional              1
15914971          Y              MI6               4/1/2008           6               6 Conventional              1
15914997          Y              MI6               4/1/2008           6               6 Conventional              1
15915010          Y              MI6               4/1/2008           6               6 Conventional              1
15915028          Y              MI6               4/1/2008           6               6 Conventional              1
15915036          Y              MI6               5/1/2008           6               6 Conventional              1
15915051          Y              MI6             00/00/0000           0               0 Conventional              1
15915069          Y              MI6               4/1/2011           6               6 Conventional              1
15915077          Y              PU2               4/1/2008           6               6 Conventional              1
15915085          Y              MI6               4/1/2008           6               6 Conventional              1
15915101          Y              MI6               4/1/2008           6               6 Conventional              1
15915119          Y              MI6               4/1/2008           6               6 Conventional              1
15915127          Y              MI6             00/00/0000           0               0 Conventional              1
15915135          N              N/A               4/1/2008           6               6 Conventional              1
15915143          Y              MI6               4/1/2008           6               6 Conventional              1
15915150          Y              MI6             00/00/0000           0               0 Conventional              1
15915176          N              N/A             00/00/0000           0               0 Conventional              1
15915184          Y              MI6               4/1/2008           6               6 Conventional              1
15915192          Y              MI6             00/00/0000           0               0 Conventional              1
15915226          Y              MI6               4/1/2008           6               6 Conventional              1
15915291          Y              MI2             00/00/0000           0               0 Conventional              1
15915309          Y              MI6               4/1/2008           6               6 Conventional              1
15915325          Y              MI6               4/1/2008           6               6 Conventional              1
15915333          Y              MI6               4/1/2008           6               6 Conventional              1
15915374          Y              MI6               4/1/2008           6               6 Conventional              1
15915382          Y              MI6               4/1/2008           6               6 Conventional              1
15915390          Y              MI6               4/1/2008           6               6 Conventional              1
15915408          Y              MI6               4/1/2008           6               6 Conventional              1
15915432          Y              MI6               4/1/2008           6               6 Conventional              1
15915440          Y              PU2               4/1/2008           6               6 Conventional              1
15915457          Y              PU2               4/1/2008           6               6 Conventional              1
15915473          Y              MI6             00/00/0000           0               0 Conventional              1
15917347          Y              MI6             00/00/0000           0               0 Conventional              1
15917354          N              N/A               4/1/2008           6               6 Conventional              1
15917370          Y              MI6               4/1/2008           6               6 Conventional              1
15917396          Y              MI6               4/1/2008           6               6 Conventional              1
15917412          Y              MI6               4/1/2008           6               6 Conventional              1
15917420          N              N/A               4/1/2009           6               6 Conventional              1
15917438          Y              MI6               4/1/2008           6               6 Conventional              1
15917446          Y              MI6               4/1/2008           6               6 Conventional              1
15917453          Y              MI6               4/1/2008           6               6 Conventional              1
15917461          Y              MI6             00/00/0000           0               0 Conventional              1
15917479          N              N/A             00/00/0000           0               0 Conventional              1
15917487          Y              MI6               4/1/2008           6               6 Conventional              1
15917495          Y              MI6               4/1/2008           6               6 Conventional              1
15917503          Y              MI6               4/1/2009           6               6 Conventional              1
15917529          Y              MI6             00/00/0000           0               0 Conventional              1
15917537          Y              MI3               4/1/2008           6               6 Conventional              1
15917552          Y              MI6               4/1/2008           6               6 Conventional              1
15917560          Y              MI6               4/1/2008           6               6 Conventional              1
15917578          Y              MI6               4/1/2008           6               6 Conventional              1
15917594          Y              MI6               4/1/2008           6               6 Conventional              1
15917602          Y              MI6             00/00/0000           0               0 Conventional              1
15917628          Y              MI6               4/1/2008           6               6 Conventional              1
15917636          Y              MI6             00/00/0000           0               0 Conventional              1
15917644          Y              MI6             00/00/0000           0               0 Conventional              1
15917669          Y              MI6               4/1/2008           6               6 Conventional              1
15917685          Y              MI6               4/1/2008           6               6 Conventional              1
15917693          Y              MI6               4/1/2008           6               6 Conventional              1
15917701          Y              MI6               4/1/2008           6               6 Conventional              1
15917719          Y              MI6               4/1/2008           6               6 Conventional              1
15917727          Y              MI6               4/1/2008           6               6 Conventional              1
15917743          Y              MI6               4/1/2008           6               6 Conventional              1
15917768          Y              MI6             00/00/0000           0               0 Conventional              1
15917784          Y              MI6               4/1/2008           6               6 Conventional              1
15917800          Y              MI6               4/1/2008           6               6 Conventional              1
15917818          Y              MI6             00/00/0000           0               0 Conventional              1
15917826          N              N/A             00/00/0000           0               0 Conventional              1
15917842          Y              MI6               4/1/2008           6               6 Conventional              1
15917859          Y              MI6               4/1/2008           6               6 Conventional              1
15917867          Y              MI6               4/1/2008           6               6 Conventional              1
15917891          Y              MI6               4/1/2008           6               6 Conventional              1
15917909          Y              MI6               4/1/2008           6               6 Conventional              1
15917917          Y              MI6             00/00/0000           0               0 Conventional              1
15917933          N              N/A             00/00/0000           0               0 Conventional              1
15917941          Y              MI6               4/1/2008           6               6 Conventional              1
15917958          N              N/A               4/1/2008           6               6 Conventional              1
15917966          Y              MI6             00/00/0000           0               0 Conventional              1
15917974          Y              MI6               4/1/2008           6               6 Conventional              1
15917982          Y              PU5             00/00/0000           0               0 Conventional              1
15918006          Y              MI6               4/1/2008           6               6 Conventional              1
15918014          Y              MI6             00/00/0000           0               0 Conventional              1
15918022          Y              MI6               4/1/2008           6               6 Conventional              1
15918030          Y              MI6               4/1/2008           6               6 Conventional              1
15918048          Y              MI6               4/1/2008           6               6 Conventional              1
15918071          Y              MI6               4/1/2008           6               6 Conventional              1
15918089          Y              MI6               4/1/2008           6               6 Conventional              1
15918105          Y              MI6               4/1/2008           6               6 Conventional              1
15918113          Y              MI6               4/1/2008           6               6 Conventional              1
15918139          Y              MI6               4/1/2008           6               6 Conventional              1
15918147          Y              MI6               4/1/2008           6               6 Conventional              1
15918154          Y              MI6               4/1/2008           6               6 Conventional              1
15918162          Y              MI6               4/1/2008           6               6 Conventional              1
15918170          Y              MI6               4/1/2008           6               6 Conventional              1
15918188          Y              MI6               4/1/2008           6               6 Conventional              1
15918196          Y              MI6               4/1/2008           6               6 Conventional              1
15918204          Y              MI6               4/1/2008           6               6 Conventional              1
15918212          Y              MI6               4/1/2008           6               6 Conventional              1
15918220          Y              MI6               4/1/2008           6               6 Conventional              1
15918238          Y              MI6               4/1/2008           6               6 Conventional              1
15918246          N              N/A               4/1/2008           6               6 Conventional              1
15918253          Y              MI6               4/1/2008           6               6 Conventional              1
15918261          Y              MI6               4/1/2008           6               6 Conventional              1
15918287          Y              MI6             00/00/0000           0               0 Conventional              1
15918295          Y              MI6               4/1/2008           6               6 Conventional              1
15918303          N              N/A             00/00/0000           0               0 Conventional              1
15918311          Y              MI6               4/1/2008           6               6 Conventional              1
15918329          Y              MI6             00/00/0000           0               0 Conventional              1
15918337          Y              MI6               4/1/2008           6               6 Conventional              1
15918345          N              N/A               4/1/2008           6               6 Conventional              1
15918352          Y              MI6               4/1/2008           6               6 Conventional              1
15918378          Y              MI6               4/1/2008           6               6 Conventional              1
15918386          Y              MI6               4/1/2008           6               6 Conventional              1
15918402          Y              MI6             00/00/0000           0               0 Conventional              1
15918410          Y              MI6               4/1/2008           6               6 Conventional              1
15918428          N              N/A             00/00/0000           0               0 Conventional              1
15918444          Y              MI6             00/00/0000           0               0 Conventional              1
15918477          Y              MI6               4/1/2008           6               6 Conventional              1
15918485          Y              MI6               4/1/2008           6               6 Conventional              1
15918493          Y              MI6               4/1/2008           6               6 Conventional              1
15918527          Y              MI6               4/1/2008           6               6 Conventional              1
15918535          Y              MI6               4/1/2008           6               6 Conventional              1
15918543          Y              MI6               4/1/2008           6               6 Conventional              1
15918550          Y              MI6             00/00/0000           0               0 Conventional              1
15918568          Y              MI6               4/1/2008           6               6 Conventional              1
15918576          Y              MI6               4/1/2008           6               6 Conventional              1
15918584          Y              MI6             00/00/0000           0               0 Conventional              1
15918592          N              N/A               4/1/2008           6               6 Conventional              1
15918600          Y              MI6             00/00/0000           0               0 Conventional              1
15918618          Y              MI6               4/1/2008           6               6 Conventional              1
15918626          Y              MI6               4/1/2008           6               6 Conventional              1
15918634          Y              MI6               4/1/2008           6               6 Conventional              1
15918642          Y              MI6               4/1/2008           6               6 Conventional              1
15918659          Y              MI6               4/1/2008           6               6 Conventional              1
15918667          Y              MI6               4/1/2008           6               6 Conventional              1
15918675          Y              MI6               4/1/2008           6               6 Conventional              1
15918691          Y              MI6               5/1/2008           6               6 Conventional              1
15918717          Y              MI6               4/1/2008           6               6 Conventional              1
15918725          Y              MI6               4/1/2008           6               6 Conventional              1
15918733          Y              MI6             00/00/0000           0               0 Conventional              1
15918758          Y              MI6               4/1/2008           6               6 Conventional              1
15918766          Y              MI6             00/00/0000           0               0 Conventional              1
15918782          Y              MI6               4/1/2008           6               6 Conventional              1
15918808          Y              MI6               4/1/2008           6               6 Conventional              1
15918824          Y              MI6               4/1/2008           6               6 Conventional              1
15918832          Y              MI6               4/1/2008           6               6 Conventional              1
15918840          Y              MI6             00/00/0000           0               0 Conventional              1
15918857          Y              MI6               4/1/2008           6               6 Conventional              1
15918865          Y              MI6               4/1/2008           6               6 Conventional              1
15918873          Y              MI6               4/1/2008           6               6 Conventional              1
15918881          Y              MI6               4/1/2008           6               6 Conventional              1
15918899          Y              MI6               4/1/2008           6               6 Conventional              1
15918907          Y              MI6               4/1/2008           6               6 Conventional              1
15918915          N              N/A               4/1/2008           6               6 Conventional              1
15918923          Y              MI6               4/1/2008           6               6 Conventional              1
15918931          Y              MI6               4/1/2008           6               6 Conventional              1
15918949          Y              MI6               4/1/2008           6               6 Conventional              1
15918956          Y              MI6               4/1/2008           6               6 Conventional              1
15918964          Y              MI6             00/00/0000           0               0 Conventional              1
15918972          Y              MI6               4/1/2008           6               6 Conventional              1
15918998          Y              MI6             00/00/0000           0               0 Conventional              1
15919012          N              N/A               4/1/2008           6               6 Conventional              1
15919020          Y              MI6             00/00/0000           0               0 Conventional              1
15919038          Y              MI6               4/1/2008           6               6 Conventional              1
15919046          Y              MI6               4/1/2008           6               6 Conventional              1
15919061          Y              MI6               4/1/2008           6               6 Conventional              1
15919079          Y              MI6             00/00/0000           0               0 Conventional              1
15919087          Y              MI6               4/1/2008           6               6 Conventional              1
15919095          Y              MI6               4/1/2008           6               6 Conventional              1
15919103          Y              MI6             00/00/0000           0               0 Conventional              1
15919111          Y              MI6               4/1/2008           6               6 Conventional              1
15919129          Y              MI6               4/1/2008           6               6 Conventional              1
15919137          N              N/A               4/1/2008           6               6 Conventional              1
15919145          Y              MI6               4/1/2008           6               6 Conventional              1
15919152          Y              MI6               4/1/2008           6               6 Conventional              1
15919178          Y              MI6               4/1/2008           6               6 Conventional              1
15919186          Y              PU2               4/1/2008           6               6 Conventional              1
15919210          Y              MI6               4/1/2008           6               6 Conventional              1
15919228          Y              MI6               4/1/2008           6               6 Conventional              1
15919236          Y              MI6               4/1/2008           6               6 Conventional              1
15919244          Y              MI6             00/00/0000           0               0 Conventional              1
15919269          Y              MI6               4/1/2008           6               6 Conventional              1
15919277          Y              MI6               4/1/2008           6               6 Conventional              1
15919285          N              N/A               4/1/2008           6               6 Conventional              1
15919293          Y              PU2               4/1/2008           6               6 Conventional              1
15919301          Y              MI6               4/1/2008           6               6 Conventional              1
15919319          Y              MI6               4/1/2008           6               6 Conventional              1
15919327          Y              MI6               4/1/2008           6               6 Conventional              1
15919343          Y              MI6               4/1/2008           6               6 Conventional              1
15919350          Y              MI6               4/1/2008           6               6 Conventional              1
15919368          Y              MI6               4/1/2008           6               6 Conventional              1
15919376          Y              MI6               4/1/2008           6               6 Conventional              1
15919384          Y              MI6               4/1/2008           6               6 Conventional              1
15919392          Y              MI6               4/1/2008           6               6 Conventional              1
15919400          Y              MI6               4/1/2008           6               6 Conventional              1
15919418          Y              MI6             00/00/0000           0               0 Conventional              1
15919434          Y              MI6               4/1/2008           6               6 Conventional              1
15919442          Y              PU2               4/1/2008           6               6 Conventional              1
15919459          Y              MI6               4/1/2008           6               6 Conventional              1
15919475          Y              MI6               4/1/2008           6               6 Conventional              1
15919483          Y              MI6             00/00/0000           0               0 Conventional              1
15919509          Y              MI6               4/1/2008           6               6 Conventional              1
15919517          Y              MI6               4/1/2008           6               6 Conventional              1
15919525          Y              MI6             00/00/0000           0               0 Conventional              1
15919533          Y              MI6             00/00/0000           0               0 Conventional              1
15919558          Y              MI6             00/00/0000           0               0 Conventional              1
15919608          Y              MI6               4/1/2008           6               6 Conventional              1
15919624          Y              MI6               4/1/2008           6               6 Conventional              1
15919632          Y              MI6               4/1/2008           6               6 Conventional              1
15919640          Y              MI6               4/1/2008           6               6 Conventional              1
15919657          Y              MI6             00/00/0000           0               0 Conventional              1
15919665          Y              MI6               4/1/2008           6               6 Conventional              1
15919673          Y              MI6               4/1/2008           6               6 Conventional              1
15919707          Y              MI6             00/00/0000           0               0 Conventional              1
15919731          Y              MI6               4/1/2008           6               6 Conventional              1
15919756          Y              MI6               4/1/2008           6               6 Conventional              1
15919764          Y              MI6               4/1/2008           6               6 Conventional              1
15919780          Y              MI6               4/1/2008           6               6 Conventional              1
15919798          Y              PU2/1             4/1/2008           6               6 Conventional              1
15919806          Y              MI6               4/1/2008           6               6 Conventional              1
15919814          Y              MI6             00/00/0000           0               0 Conventional              1
15919830          Y              MI6               4/1/2008           6               6 Conventional              1
15919848          Y              MI6               4/1/2008           6               6 Conventional              1
15919855          Y              MI6               4/1/2008           6               6 Conventional              1
15919871          N              N/A             00/00/0000           0               0 Conventional              1
15919889          Y              MI6             00/00/0000           0               0 Conventional              1
15919913          Y              MI6               4/1/2008           6               6 Conventional              1
15919939          Y              MI6               4/1/2008           6               6 Conventional              1
15919947          Y              PU2               4/1/2008           6               6 Conventional              1
15919954          Y              MI6             00/00/0000           0               0 Conventional              1
15919970          Y              MI6               4/1/2008           6               6 Conventional              1
15919988          Y              MI6               4/1/2008           6               6 Conventional              1
15919996          Y              MI6               4/1/2008           6               6 Conventional              1
15920010          Y              MI6             00/00/0000           0               0 Conventional              1
15920028          Y              MI6               4/1/2008           6               6 Conventional              1
15920036          Y              MI6               4/1/2008           6               6 Conventional              1
15920044          Y              MI6               4/1/2008           6               6 Conventional              1
15920051          Y              MI6               4/1/2008           6               6 Conventional              1
15920077          Y              MI6               4/1/2008           6               6 Conventional              1
15920085          Y              MI6               4/1/2008           6               6 Conventional              1
15920135          Y              MI6               4/1/2008           6               6 Conventional              1
15920143          Y              MI6               4/1/2008           6               6 Conventional              1
15920150          Y              MI6               4/1/2008           6               6 Conventional              1
15920168          Y              MI6               4/1/2008           6               6 Conventional              1
15920184          Y              MI6               4/1/2008           6               6 Conventional              1
15920192          N              N/A               4/1/2008           6               6 Conventional              1
15920200          Y              MI6               4/1/2008           6               6 Conventional              1
15920218          N              N/A               4/1/2008           6               6 Conventional              1
15920234          Y              MI6               4/1/2008           6               6 Conventional              1
15920242          Y              MI6               4/1/2008           6               6 Conventional              1
15920259          Y              PU2               4/1/2008           6               6 Conventional              1
15920267          Y              MI6             00/00/0000           0               0 Conventional              1
15920283          Y              PU2             00/00/0000           0               0 Conventional              1
15920309          Y              MI6               4/1/2008           6               6 Conventional              1
15920317          Y              MI6               4/1/2008           6               6 Conventional              1
15920325          Y              MI6               4/1/2008           6               6 Conventional              1
15920333          N              N/A               4/1/2008           6               6 Conventional              1
15920341          Y              MI6             00/00/0000           0               0 Conventional              1
15920358          Y              MI6               4/1/2008           6               6 Conventional              1
15920366          N              N/A             00/00/0000           0               0 Conventional              1
15920382          Y              MI6               5/1/2008           6               6 Conventional              1
15920390          Y              MI6               4/1/2008           6               6 Conventional              1
15920408          N              N/A               4/1/2008           6               6 Conventional              1
15920424          Y              MI6               4/1/2008           6               6 Conventional              1
15920432          Y              MI6               4/1/2008           6               6 Conventional              1
15920457          Y              MI6               4/1/2008           6               6 Conventional              1
15920473          Y              MI6             00/00/0000           0               0 Conventional              1
15920481          Y              MI6               4/1/2008           6               6 Conventional              1
15920499          Y              MI6               4/1/2008           6               6 Conventional              1
15920507          Y              MI6             00/00/0000           0               0 Conventional              1
15920515          Y              MI6             00/00/0000           0               0 Conventional              1
15920523          Y              PU2               4/1/2008           6               6 Conventional              1
15920531          N              N/A               4/1/2008           6               6 Conventional              1
15920549          Y              MI6               5/1/2008           6               6 Conventional              1
15920564          Y              MI6               4/1/2008           6               6 Conventional              1
15920572          Y              PU2               4/1/2008           6               6 Conventional              1
15920580          Y              MI6               4/1/2008           6               6 Conventional              1
15920598          Y              MI6               4/1/2008           6               6 Conventional              1
15920606          Y              MI6               4/1/2008           6               6 Conventional              1
15920614          Y              MI6               4/1/2008           6               6 Conventional              1
15920630          Y              MI6               4/1/2008           6               6 Conventional              1
15920648          Y              MI6               4/1/2008           6               6 Conventional              1
15920671          Y              MI6               4/1/2008           6               6 Conventional              1
15920697          Y              MI6               4/1/2008           6               6 Conventional              1
15920713          Y              MI6               4/1/2008           6               6 Conventional              1
15920721          Y              MI6               4/1/2008           6               6 Conventional              1
15920739          Y              MI6               4/1/2008           6               6 Conventional              1
15920747          Y              MI6               4/1/2008           6               6 Conventional              1
15920754          Y              MI6               4/1/2008           6               6 Conventional              1
15920762          Y              PU2             00/00/0000           0               0 Conventional              1
15920770          Y              MI6               4/1/2008           6               6 Conventional              1
15920788          Y              MI6               4/1/2008           6               6 Conventional              1
15920796          Y              MI6               5/1/2008           6               6 Conventional              1
15920804          Y              MI6             00/00/0000           0               0 Conventional              1
15920812          Y              MI6               4/1/2008           6               6 Conventional              1
15920846          Y              MI6               4/1/2008           6               6 Conventional              1
15920853          Y              MI6             00/00/0000           0               0 Conventional              1
15920879          Y              MI6               4/1/2008           6               6 Conventional              1
15920887          Y              MI6               4/1/2008           6               6 Conventional              1
15920895          N              N/A             00/00/0000           0               0 Conventional              1
15920903          Y              MI6               4/1/2011           6               6 Conventional              1
15920911          Y              MI6               4/1/2008           6               6 Conventional              1
15920929          Y              MI6               4/1/2008           6               6 Conventional              1
15920937          Y              MI6               4/1/2008           6               6 Conventional              1
15920945          Y              MI6               4/1/2008           6               6 Conventional              1
15920952          Y              MI6               4/1/2008           6               6 Conventional              1
15920960          Y              MI6               4/1/2008           6               6 Conventional              1
15920978          Y              MI6               4/1/2008           6               6 Conventional              1
15920986          Y              MI6               4/1/2008           6               6 Conventional              1
15920994          Y              PU1               4/1/2008           6               6 Conventional              1
15921000          N              N/A             00/00/0000           0               0 Conventional              1
15921018          Y              MI6             00/00/0000           0               0 Conventional              1
15921026          Y              MI6             00/00/0000           0               0 Conventional              1
15921034          Y              PU2               4/1/2008           6               6 Conventional              1
15921042          Y              MI6               4/1/2008           6               6 Conventional              1
15921059          Y              MI6               4/1/2008           6               6 Conventional              1
15921067          Y              MI6               4/1/2008           6               6 Conventional              1
15921075          Y              MI6               4/1/2008           6               6 Conventional              1
15921083          Y              MI6             00/00/0000           0               0 Conventional              1
15921091          N              N/A               4/1/2008           6               6 Conventional              1
15921109          Y              PU2               4/1/2008           6               6 Conventional              1
15921117          Y              MI6               4/1/2008           6               6 Conventional              1
15921125          Y              MI6               4/1/2008           6               6 Conventional              1
15921133          Y              PU2               4/1/2008           6               6 Conventional              1
15921141          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
15921158          Y              PU2               4/1/2008           6               6 Conventional              1
15921166          Y              PU2               4/1/2008           6               6 Conventional              1
15921174          Y              MI6               4/1/2008           6               6 Conventional              1
15921190          Y              PU2               4/1/2008           6               6 Conventional              1
15921224          Y              MI6               4/1/2009           6               6 Conventional              1
15921232          Y              MI6               4/1/2008           6               6 Conventional              1
15921240          Y              MI6               4/1/2008           6               6 Conventional              1
15921257          Y              MI6             00/00/0000           0               0 Conventional              1
15921273          Y              MI6             00/00/0000           0               0 Conventional              1
15921307          Y              MI6               4/1/2008           6               6 Conventional              1
15921315          Y              MI6               4/1/2008           6               6 Conventional              1
15921323          Y              MI6               4/1/2008           6               6 Conventional              1
15921331          Y              MI6               4/1/2008           6               6 Conventional              1
15921349          Y              MI6               4/1/2008           6               6 Conventional              1
15921364          Y              MI6               4/1/2008           6               6 Conventional              1
15921372          Y              MI6               4/1/2008           6               6 Conventional              1
15921398          Y              MI6               4/1/2008           6               6 Conventional              1
15921406          Y              MI6             00/00/0000           0               0 Conventional              1
15921414          Y              MI6               4/1/2008           6               6 Conventional              1
15921430          Y              MI6               4/1/2008           6               6 Conventional              1
15921448          Y              MI6             00/00/0000           0               0 Conventional              1
15921455          Y              MI6               4/1/2008           6               6 Conventional              1
15921463          Y              MI6             00/00/0000           0               0 Conventional              1
15921471          Y              MI6               4/1/2008           6               6 Conventional              1
15921489          Y              MI6               4/1/2008           6               6 Conventional              1
15921497          Y              MI6               4/1/2008           6               6 Conventional              1
15921505          Y              MI6               4/1/2008           6               6 Conventional              1
15921513          Y              PU2               4/1/2008           6               6 Conventional              1
15921539          Y              MI6               4/1/2008           6               6 Conventional              1
15921554          Y              MI6               4/1/2008           6               6 Conventional              1
15921570          Y              MI6               4/1/2008           6               6 Conventional              1
15921588          Y              MI6               4/1/2008           6               6 Conventional              1
15921596          Y              MI6               4/1/2008           6               6 Conventional              1
15921604          Y              MI6             00/00/0000           0               0 Conventional              1
15921612          Y              MI6             00/00/0000           0               0 Conventional              1
15921620          Y              MI6             00/00/0000           0               0 Conventional              1
15921638          Y              MI6               4/1/2008           6               6 Conventional              1
15921646          N              N/A               4/1/2008           6               6 Conventional              1
15921653          Y              MI6               4/1/2008           6               6 Conventional              1
15921661          Y              PU2               4/1/2008           6               6 Conventional              1
15921679          Y              MI6               4/1/2008           6               6 Conventional              1
15921687          Y              MI6             00/00/0000           0               0 Conventional              1
15921703          Y              MI6               4/1/2008           6               6 Conventional              1
15921737          N              N/A               4/1/2008           6               6 Conventional              1
15921745          Y              MI6             00/00/0000           0               0 Conventional              1
15921752          Y              MI6               4/1/2008           6               6 Conventional              1
15921760          Y              MI6             00/00/0000           0               0 Conventional              1
15921778          Y              MI6               4/1/2008           6               6 Conventional              1
15921786          Y              PU2               4/1/2008           6               6 Conventional              1
15921794          N              N/A             00/00/0000           0               0 Conventional              1
15921810          Y              MI6               4/1/2008           6               6 Conventional              1
15921828          N              N/A             00/00/0000           0               0 Conventional              1
15921851          Y              MI6               4/1/2008           6               6 Conventional              1
15921877          Y              MI6               4/1/2008           6               6 Conventional              1
15921885          N              N/A             00/00/0000           0               0 Conventional              1
15921893          N              N/A               4/1/2008           6               6 Conventional              1
15921901          Y              MI6               5/1/2008           6               6 Conventional              1
15921919          Y              MI6               4/1/2008           6               6 Conventional              1
15921927          Y              MI6               4/1/2008           6               6 Conventional              1
15921935          Y              MI6               4/1/2008           6               6 Conventional              1
15921950          Y              MI6               4/1/2011           6               6 Conventional              1
15921968          Y              PU2               4/1/2008           6               6 Conventional              1
15921984          N              N/A             00/00/0000           0               0 Conventional              1
15921992          Y              PU2               4/1/2008           6               6 Conventional              1
15922008          Y              MI6               4/1/2008           6               6 Conventional              1
15922065          Y              MI6               4/1/2008           6               6 Conventional              1
15922073          Y              MI6               4/1/2008           6               6 Conventional              1
15922081          Y              MI6               4/1/2008           6               6 Conventional              1
15922099          Y              MI6             00/00/0000           0               0 Conventional              1
15922107          Y              MI6               4/1/2008           6               6 Conventional              1
15922115          Y              MI6             00/00/0000           0               0 Conventional              1
15922123          Y              MI6               4/1/2008           6               6 Conventional              1
15922131          Y              MI6               4/1/2008           6               6 Conventional              1
15922149          Y              MI6               5/1/2008           6               6 Conventional              1
15922156          Y              MI6               4/1/2008           6               6 Conventional              1
15922172          Y              MI6               4/1/2008           6               6 Conventional              1
15922180          Y              MI6               4/1/2008           6               6 Conventional              1
15922198          Y              MI6               4/1/2008           6               6 Conventional              1
15922206          Y              MI6               4/1/2008           6               6 Conventional              1
15922230          Y              MI6               4/1/2008           6               6 Conventional              1
15922248          Y              MI6               4/1/2008           6               6 Conventional              1
15922263          N              N/A               4/1/2008           6               6 Conventional              1
15922271          Y              MI2             00/00/0000           0               0 Conventional              1
15922289          Y              MI6             00/00/0000           0               0 Conventional              1
15922297          N              N/A               4/1/2008           6               6 Conventional              1
15922321          Y              MI6               4/1/2008           6               6 Conventional              1
15922339          Y              MI6             00/00/0000           0               0 Conventional              1
15922347          Y              MI6               4/1/2008           6               6 Conventional              1
15922354          Y              MI6               4/1/2008           6               6 Conventional              1
15922362          Y              MI6               4/1/2008           6               6 Conventional              1
15922388          N              N/A               4/1/2008           6               6 Conventional              1
15922396          Y              MI6               4/1/2008           6               6 Conventional              1
15922404          Y              MI6               4/1/2008           6               6 Conventional              1
15922420          Y              MI6               4/1/2008           6               6 Conventional              1
15922438          N              N/A               4/1/2008           6               6 Conventional              1
15922446          Y              MI6             00/00/0000           0               0 Conventional              1
15922453          Y              MI6               4/1/2008           6               6 Conventional              1
15922479          N              N/A               4/1/2008           6               6 Conventional              1
15922503          Y              MI6               4/1/2008           6               6 Conventional              1
15922529          Y              MI6               4/1/2008           6               6 Conventional              1
15922537          Y              MI6               4/1/2008           6               6 Conventional              1
15922545          Y              MI6               4/1/2008           6               6 Conventional              1
15922552          Y              MI6               5/1/2008           6               6 Conventional              1
15922578          Y              MI6               4/1/2009           6               6 Conventional              1
15922594          Y              MI6               4/1/2008           6               6 Conventional              1
15922610          Y              MI6               4/1/2008           6               6 Conventional              1
15922636          Y              MI6               4/1/2008           6               6 Conventional              1
15922644          Y              MI6             00/00/0000           0               0 Conventional              1
15922651          Y              MI6               4/1/2008           6               6 Conventional              1
15922669          Y              MI6               4/1/2008           6               6 Conventional              1
15922677          Y              MI6               4/1/2008           6               6 Conventional              1
15922693          Y              PU2               4/1/2008           6               6 Conventional              1
15922719          Y              PU2             00/00/0000           0               0 Conventional              1
15922727          Y              MI6               4/1/2008           6               6 Conventional              1
15922735          Y              MI6               4/1/2008           6               6 Conventional              1
15922743          Y              MI6               4/1/2008           6               6 Conventional              1
15922750          Y              MI6               4/1/2008           6               6 Conventional              1
15922768          Y              MI6               4/1/2008           6               6 Conventional              1
15922784          Y              MI6             00/00/0000           0               0 Conventional              1
15922792          N              N/A               4/1/2011           6               6 Conventional              1
15922800          N              N/A             00/00/0000           0               0 Conventional              1
15922818          Y              MI6               4/1/2008           6               6 Conventional              1
15922826          Y              MI6               4/1/2008           6               6 Conventional              1
15922834          Y              MI6               4/1/2008           6               6 Conventional              1
15922859          Y              MI6               4/1/2008           6               6 Conventional              1
15922867          Y              MI6               4/1/2008           6               6 Conventional              1
15922883          Y              MI6               4/1/2008           6               6 Conventional              1
15922891          Y              MI6               4/1/2008           6               6 Conventional              1
15922909          Y              MI6             00/00/0000           0               0 Conventional              1
15922917          Y              MI6               4/1/2008           6               6 Conventional              1
15922958          Y              MI6               4/1/2008           6               6 Conventional              1
15922974          Y              MI6               4/1/2008           6               6 Conventional              1
15922982          Y              MI6               5/1/2008           6               6 Conventional              1
15922990          Y              MI6               4/1/2008           6               6 Conventional              1
15923030          Y              MI6             00/00/0000           0               0 Conventional              1
15923048          Y              MI6               4/1/2008           6               6 Conventional              1
15923055          N              N/A               4/1/2008           6               6 Conventional              1
15923071          Y              MI6             00/00/0000           0               0 Conventional              1
15923089          Y              MI6               4/1/2008           6               6 Conventional              1
15923097          Y              MI6               4/1/2008           6               6 Conventional              1
15923105          Y              MI6               4/1/2008           6               6 Conventional              1
15923113          N              N/A               4/1/2008           6               6 Conventional              1
15923121          Y              MI6             00/00/0000           0               0 Conventional              1
15923147          Y              MI6               4/1/2008           6               6 Conventional              1
15923188          Y              MI6             00/00/0000           0               0 Conventional              1
15923204          Y              MI6               4/1/2008           6               6 Conventional              1
15923220          Y              MI6               5/1/2008           6               6 Conventional              1
15923238          Y              MI6               4/1/2008           6               6 Conventional              1
15923253          Y              MI6               4/1/2008           6               6 Conventional              1
15923261          Y              MI6               4/1/2008           6               6 Conventional              1
15923279          Y              MI6               4/1/2008           6               6 Conventional              1
15923287          Y              MI6               4/1/2008           6               6 Conventional              1
15923295          Y              MI6               4/1/2008           6               6 Conventional              1
15923303          Y              MI6               4/1/2008           6               6 Conventional              1
15923311          Y              MI6               4/1/2008           6               6 Conventional              1
15923329          Y              PU2               4/1/2008           6               6 Conventional              1
15923345          Y              MI6               4/1/2008           6               6 Conventional              1
15923360          N              N/A               4/1/2008           6               6 Conventional              1
15923378          Y              MI6               5/1/2008           6               6 Conventional              1
15923386          N              N/A               4/1/2008           6               6 Conventional              1
15923394          Y              MI6               4/1/2008           6               6 Conventional              1
15923428          Y              MI6               4/1/2008           6               6 Conventional              1
15923444          Y              MI6               4/1/2008           6               6 Conventional              1
15923451          Y              MI6               4/1/2008           6               6 Conventional              1
15923469          Y              MI6               4/1/2008           6               6 Conventional              1
15923477          Y              MI6               4/1/2008           6               6 Conventional              1
15923485          Y              MI6               4/1/2008           6               6 Conventional              1
15923501          Y              MI6               5/1/2008           6               6 Conventional              1
15923519          Y              MI6               4/1/2008           6               6 Conventional              1
15923535          Y              MI6               4/1/2008           6               6 Conventional              1
15923543          Y              MI6               4/1/2008           6               6 Conventional              1
15923568          Y              MI6               4/1/2008           6               6 Conventional              1
15923584          Y              MI6               4/1/2008           6               6 Conventional              1
15923592          Y              MI6               4/1/2008           6               6 Conventional              1
15923618          Y              MI6               4/1/2008           6               6 Conventional              1
15923634          Y              PU2             00/00/0000           0               0 Conventional              1
15923642          Y              MI6               4/1/2008           6               6 Conventional              1
15923659          Y              MI6               4/1/2008           6               6 Conventional              1
15923683          Y              MI6               4/1/2008           6               6 Conventional              1
15923691          Y              MI6             00/00/0000           0               0 Conventional              1
15923709          Y              MI6               4/1/2008           6               6 Conventional              1
15923717          Y              MI6               5/1/2008           6               6 Conventional              1
15923733          Y              MI6               4/1/2008           6               6 Conventional              1
15923741          Y              MI6             00/00/0000           0               0 Conventional              1
15923766          Y              MI6               4/1/2008           6               6 Conventional              1
15923774          Y              MI6               5/1/2008           6               6 Conventional              1
15923782          Y              MI6               4/1/2008           6               6 Conventional              1
15923808          Y              MI6             00/00/0000           0               0 Conventional              1
15923816          Y              MI6               4/1/2008           6               6 Conventional              1
15923824          Y              MI6             00/00/0000           0               0 Conventional              1
15923832          Y              MI6               5/1/2008           6               6 Conventional              1
15923840          Y              MI6               4/1/2008           6               6 Conventional              1
15923857          Y              MI6               4/1/2008           6               6 Conventional              1
15923899          Y              MI2               4/1/2008           6               6 Conventional              1
15923907          Y              MI6             00/00/0000           0               0 Conventional              1
15923915          Y              MI6               1/1/2011           6               6 Conventional              1
15923923          Y              PU5/4             1/1/2008           6               6 Conventional              1
15923972          Y              MI6               1/1/2008           6               6 Conventional              1
15923980          Y              MI6             00/00/0000           0               0 Conventional              1
17077579          Y              MI6             00/00/0000           0               0 Conventional              1
17059080          Y              MI6               6/1/2009          12              12 Conventional              1
17099557          Y              MI6               6/1/2011          12              12 Conventional              1
17099573          Y              MI6             00/00/0000           0               0 Conventional              1
17055864          Y              MI6               6/1/2009          12              12 Conventional              1
16927113          Y              MI6               4/1/2009          12              12 Conventional              1
16927139          Y              MI6               4/1/2009          12              12 Conventional              1
17004367          Y              MI6               5/1/2009          12              12 Conventional              1
17012345          Y              MI6               5/1/2009          12              12 Conventional              1
17072307          Y              MI6             00/00/0000           0               0 Conventional              1
16932162          N              N/A             00/00/0000           0               0 Conventional              2
17005695          Y              MI6               5/1/2009          12              12 Conventional              1
17059155          Y              MI6               6/1/2009          12              12 Conventional              1
16976714          Y              MI6               6/1/2009          12              12 Conventional              1
17092636          Y              MI6               6/1/2009          12              12 Conventional              1
17092644          Y              MI6               6/1/2009          12              12 Conventional              1
16980682          Y              MI6               6/1/2009          12              12 Conventional              1
17050691          Y              MI6               6/1/2009          12              12 Conventional              1
16976748          Y              MI6               6/1/2009          12              12 Conventional              1
17060005          Y              MI6             00/00/0000           0               0 Conventional              1
17059213          Y              MI6               6/1/2009          12              12 Conventional              1
17085945          Y              MI6               6/1/2009          12              12 Conventional              1
17059270          Y              MI6               6/1/2009           6               6 Conventional              1
16976805          Y              MI6             00/00/0000           0               0 Conventional              1
17071531          Y              MI6             00/00/0000           0               0 Conventional              1
16976870          Y              MI6               6/1/2008          12              12 Conventional              1
17095498          Y              MI6               6/1/2009          12              12 Conventional              1
17095506          Y              PU10/7/3.5      00/00/0000           0               0 Conventional              2
17089251          Y              MI6               6/1/2008          12              12 Conventional              1
17091893          Y              MI6             00/00/0000           0               0 Conventional              1
17088071          Y              MI6               6/1/2008           6               6 Conventional              1
17096165          Y              MI6             00/00/0000           0               0 Conventional              1
17096173          Y              MI6               6/1/2009          12              12 Conventional              1
17087446          Y              MI6             00/00/0000           0               0 Conventional              1
17087453          Y              PU10/7/3.5      00/00/0000           0               0 Conventional              2
16983355          Y              MI6               6/1/2008          12              12 Conventional              1
17091943          Y              MI6               6/1/2008          12              12 Conventional              1
16976987          Y              MI6               6/1/2008          12              12 Conventional              1
16977019          Y              MI6               6/1/2008           6               6 Conventional              1
17096181          Y              MI6             00/00/0000           0               0 Conventional              1
17096199          Y              MI6               6/1/2009          12              12 Conventional              1
16964868          Y              MI6               5/1/2009          12              12 Conventional              1
17056052          Y              MI6               6/1/2009          12              12 Conventional              1
17091232          Y              MI6               6/1/2009          12              12 Conventional              1
17053182          Y              MI6               6/1/2008          12              12 Conventional              1
17084187          Y              MI6               6/1/2009          12              12 Conventional              1
17096215          Y              MI6             00/00/0000           0               0 Conventional              1
17062811          Y              MI6               6/1/2009          12              12 Conventional              1
17056086          Y              MI6               6/1/2009          12              12 Conventional              1
17066028          Y              MI6               6/1/2008           6               6 Conventional              1
17068305          Y              MI6               6/1/2009          12              12 Conventional              1
17059478          Y              MI6               6/1/2008          12              12 Conventional              1
17099615          Y              MI6               6/1/2009          12              12 Conventional              1
17092008          Y              MI6               6/1/2009          12              12 Conventional              1
17092024          Y              MI6               6/1/2009          12              12 Conventional              1
17075193          Y              MI6               6/1/2009          12              12 Conventional              1
17087503          Y              MI6               6/1/2009          12              12 Conventional              1
17099631          Y              MI6               6/1/2009          12              12 Conventional              1
17095688          Y              MI6             00/00/0000           0               0 Conventional              1
17084286          Y              MI6               6/1/2008          12              12 Conventional              1
17092107          Y              MI6               6/1/2008          12              12 Conventional              1
17099714          Y              MI6               6/1/2008          12              12 Conventional              1
17096264          Y              MI6               6/1/2008          12              12 Conventional              1
17032954          Y              MI6               5/1/2009          12              12 Conventional              1
17081902          Y              MI6               6/1/2009          12              12 Conventional              1
17026030          Y              MI6             00/00/0000           0               0 Conventional              1
17004755          Y              MI6               5/1/2009          12              12 Conventional              1
17047952          Y              MI6               6/1/2008           6               6 Conventional              1
17075789          Y              MI6             00/00/0000           0               0 Conventional              2
17078841          Y              MI6               6/1/2008           6               6 Conventional              1
17068990          Y              MI6             00/00/0000           0               0 Conventional              1
17069030          Y              MI6             00/00/0000           0               0 Conventional              2
17043639          Y              MI6             00/00/0000           0               0 Conventional              1
17063512          Y              MI6             00/00/0000           0               0 Conventional              2
17096447          Y              MI6               6/1/2009          12              12 Conventional              1
17060054          Y              MI6               6/1/2011          12              12 Conventional              1
17056870          Y              MI6               6/1/2009          12              12 Conventional              1
17075235          Y              MI6             00/00/0000           0               0 Conventional              1
17081993          Y              MI6               6/1/2009          12              12 Conventional              1
17089335          Y              MI6             00/00/0000           0               0 Conventional              1
17085093          Y              MI6               6/1/2009          12              12 Conventional              1
17078924          Y              MI6               6/1/2008          12              12 Conventional              1
17096546          Y              MI6               6/1/2009          12              12 Conventional              1
17092792          Y              MI6               6/1/2008           6               6 Conventional              1
17069105          Y              MI6               6/1/2009          12              12 Conventional              1
17069113          Y              MI6             00/00/0000           0               0 Conventional              2
17096561          Y              MI6               6/1/2009          12              12 Conventional              1
17096587          Y              MI6               6/1/2008          12              12 Conventional              1
17089350          Y              MI6               6/1/2009          12              12 Conventional              1
17082009          Y              MI6               6/1/2009          12              12 Conventional              1
17099755          Y              MI6             00/00/0000           0               0 Conventional              1
17075912          Y              MI6               6/1/2008           6               6 Conventional              1
17092818          Y              MI6               6/1/2008          12              12 Conventional              1
17092834          Y              MI6               6/1/2009          12              12 Conventional              1
17096686          Y              MI6               6/1/2008           6               6 Conventional              1
17096702          Y              MI6               6/1/2009          12              12 Conventional              1
16855074          Y              MI6             00/00/0000           0               0 Conventional              2
16924029          Y              MI6               4/1/2009          12              12 Conventional              1
17060104          Y              MI6               6/1/2008           6               6 Conventional              1
17056235          Y              MI6               6/1/2008           6               6 Conventional              1
17071812          Y              MI6               6/1/2009          12              12 Conventional              1
17053364          Y              MI6             00/00/0000           0               0 Conventional              1
17066655          N              N/A               6/1/2009          12              12 Conventional              1
17056284          Y              MI6               6/1/2009          12              12 Conventional              1
17078387          Y              MI6               6/1/2009          12              12 Conventional              1
17075284          Y              MI6               6/1/2009          12              12 Conventional              1
17099813          Y              MI6               6/1/2009          12              12 Conventional              1
17083957          Y              MI6               6/1/2009          12              12 Conventional              1
17081308          Y              MI6               6/1/2009          12              12 Conventional              1
17078429          Y              MI6               6/1/2009          12              12 Conventional              1
17089400          Y              MI6               6/1/2008           6               6 Conventional              1
17083965          Y              MI6               6/1/2009          12              12 Conventional              1
17084427          Y              MI6             00/00/0000           0               0 Conventional              1
17092883          Y              MI6               6/1/2008           6               6 Conventional              1
17092909          Y              MI6               6/1/2009          12              12 Conventional              1
17089442          Y              MI6               6/1/2009          12              12 Conventional              1
17089467          Y              MI6               6/1/2008           6               6 Conventional              1
17098765          Y              MI6               6/1/2008           6               6 Conventional              1
17092966          Y              MI6               6/1/2008           6               6 Conventional              1
16811630          Y              MI6             00/00/0000           0               0 Conventional              1
16858573          Y              MI6             00/00/0000           0               0 Conventional              2
17026097          Y              MI6               5/1/2009          12              12 Conventional              1
17032509          Y              MI6               5/1/2009          12              12 Conventional              1
16948077          Y              MI6               4/1/2008          12              12 Conventional              1
17053406          Y              MI6               6/1/2009          12              12 Conventional              1
17040197          Y              MI6               5/1/2009          12              12 Conventional              1
17014598          Y              MI6               5/1/2008          12              12 Conventional              1
17084450          Y              MI6               6/1/2008           6               6 Conventional              1
17081357          Y              MI6               6/1/2009          12              12 Conventional              1
17091273          Y              MI6               6/1/2009          12              12 Conventional              1
17088535          Y              MI6               6/1/2009          12              12 Conventional              1
17084476          Y              MI6             00/00/0000           0               0 Conventional              1
17053448          Y              MI6               6/1/2009          12              12 Conventional              1
17053463          Y              MI6               6/1/2009          12              12 Conventional              1
17063025          Y              MI6             00/00/0000           0               0 Conventional              1
17078502          Y              MI6             00/00/0000           0               0 Conventional              1
17059528          Y              MI6             00/00/0000           0               0 Conventional              1
17071085          Y              MI6               6/1/2009          12              12 Conventional              1
17071093          Y              MI6             00/00/0000           0               0 Conventional              2
17036211          Y              MI6               5/1/2009          12              12 Conventional              1
17066150          Y              MI6               6/1/2009          12              12 Conventional              1
17048133          Y              MI6             00/00/0000           0               0 Conventional              1
17091299          Y              MI6               6/1/2009          12              12 Conventional              1
17047572          Y              MI6             00/00/0000           0               0 Conventional              1
17071101          Y              MI6               6/1/2009          12              12 Conventional              1
17059577          Y              MI6               6/1/2009          12              12 Conventional              1
17059593          Y              MI6               6/1/2008          12              12 Conventional              1
17068529          Y              MI6             00/00/0000           0               0 Conventional              1
17080573          Y              MI6               6/1/2009          12              12 Conventional              1
17068552          Y              MI6               6/1/2009          12              12 Conventional              1
17067810          Y              MI6             00/00/0000           0               0 Conventional              2
17087602          Y              MI6               6/1/2009          12              12 Conventional              1
17071143          Y              MI6               6/1/2009          12              12 Conventional              1
17062332          Y              MI6               6/1/2009          12              12 Conventional              1
17053588          Y              MI6               6/1/2008           6               6 Conventional              1
17059627          Y              MI6             00/00/0000           0               0 Conventional              2
17063074          Y              MI6             00/00/0000           0               0 Conventional              2
17075342          Y              MI6               6/1/2009          12              12 Conventional              1
17059635          Y              MI6               6/1/2009          12              12 Conventional              1
17078577          Y              MI6               6/1/2009          12              12 Conventional              1
17088592          Y              MI6               6/1/2009          12              12 Conventional              1
17099953          Y              MI6               6/1/2008          12              12 Conventional              1
17071986          Y              MI6               6/1/2009          12              12 Conventional              1
17068628          Y              MI6             00/00/0000           0               0 Conventional              2
17088618          Y              MI6               6/1/2009          12              12 Conventional              1
17088626          Y              MI6             00/00/0000           0               0 Conventional              2
17072018          Y              MI6               6/1/2009          12              12 Conventional              1
17075375          Y              MI6               6/1/2009          12              12 Conventional              1
17081456          Y              MI6               6/1/2011          12              12 Conventional              1
17096785          Y              MI6             00/00/0000           0               0 Conventional              1
17092347          Y              MI6               6/1/2009          12              12 Conventional              1
17080615          Y              MI6               6/1/2009          12              12 Conventional              1
17092362          Y              MI6               6/1/2009          12              12 Conventional              1
16973562          Y              MI6               6/1/2009          12              12 Conventional              1
17084575          Y              MI6               6/1/2009          12              12 Conventional              1
17092370          Y              MI6               6/1/2009          12              12 Conventional              1
17095761          Y              MI6               6/1/2009          12              12 Conventional              1
17092396          Y              MI6               6/1/2009          12              12 Conventional              1
17080631          Y              MI6               6/1/2008           6               6 Conventional              1
17078593          Y              MI6             00/00/0000           0               0 Conventional              1
17095803          Y              MI6               6/1/2009          12              12 Conventional              1
17081464          Y              MI6               6/1/2009          12              12 Conventional              1
17091331          Y              MI6               6/1/2009          12              12 Conventional              1
17075433          Y              MI6               6/1/2009          12              12 Conventional              1
17087628          Y              MI6               6/1/2009          12              12 Conventional              1
17092412          Y              MI6               6/1/2008          12              12 Conventional              1
17096827          Y              MI6               6/1/2008          12              12 Conventional              1
17081522          Y              MI6               6/1/2009          12              12 Conventional              1
17096835          Y              MI6             00/00/0000           0               0 Conventional              1
17092438          Y              MI6               6/1/2009          12              12 Conventional              1
16973661          Y              MI6               6/1/2008          12              12 Conventional              1
17092446          Y              MI6               6/1/2008          12              12 Conventional              1
17096900          Y              MI6               6/1/2009          12              12 Conventional              1
17096926          Y              MI6               6/1/2009          12              12 Conventional              1
17096934          Y              MI6               6/1/2008           6               6 Conventional              1
16973703          N              N/A               6/1/2008           6               6 Conventional              1
16795213          Y              MI6               2/1/2008           6               6 Conventional              1
16823809          Y              MI6               3/1/2008           6               6 Conventional              1
16954190          N              N/A             00/00/0000           0               0 Conventional              2
16972572          N              N/A             00/00/0000           0               0 Conventional              2
16934952          Y              MI6               4/1/2008           6               6 Conventional              1
17086117          Y              PU2             00/00/0000           0               0 Conventional              1
17065632          N              N/A             00/00/0000           0               0 Conventional              1
17066309          Y              MI6             00/00/0000           0               0 Conventional              1
17097767          Y              PU2             00/00/0000           0               0 Conventional              1
16990350          Y              PU2               6/1/2008          12              12 Conventional              1
17072919          Y              PU2               6/1/2009          12              12 Conventional              1
17068701          Y              PU5/4           00/00/0000           0               0 Conventional              2
16974917          Y              PU2               6/1/2009          12              12 Conventional              1
16997793          N              N/A               6/1/2009          12              12 Conventional              1
17097858          N              N/A             00/00/0000           0               0 Conventional              1
17075441          Y              PU2             00/00/0000           0               0 Conventional              1
17085572          Y              PU2               6/1/2009          12              12 Conventional              1
17083387          Y              MI6             00/00/0000           0               0 Conventional              1
17084658          N              N/A             00/00/0000           0               0 Conventional              1
16979924          Y              PU2               6/1/2009          12              12 Conventional              1
16994170          Y              MI2             00/00/0000           0               0 Conventional              1
16994188          Y              PU2               6/1/2009          12              12 Conventional              1
16994253          N              N/A             00/00/0000           0               0 Conventional              1
16983090          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16983124          Y              PU3/2             6/1/2008           6               6 Conventional              1
16979965          Y              MI6             00/00/0000           0               0 Conventional              1
16979973          Y              MI6               6/1/2008           6               6 Conventional              1
16983165          Y              PU2               6/1/2009          12              12 Conventional              1
16994394          Y              MI6               6/1/2009          12              12 Conventional              1
16757791          N              N/A               1/1/2009           6               6 Conventional              1
16783078          N              N/A               2/1/2008           6               6 Conventional              1
17020280          Y              MI6             00/00/0000           0               0 Conventional              1
17068750          Y              MI6             00/00/0000           0               0 Conventional              2
17059676          Y              MI6               6/1/2009          12              12 Conventional              1
17047747          Y              MI6             00/00/0000           0               0 Conventional              1
17075458          Y              MI6               6/1/2009          12              12 Conventional              1
17055500          Y              MI6               6/1/2009           6               6 Conventional              1
17097056          Y              MI6             00/00/0000           0               0 Conventional              1
16980708          Y              MI6               6/1/2008           6               6 Conventional              1
17074535          Y              MI6             00/00/0000           0               0 Conventional              2
17080664          Y              MI6               6/1/2009          12              12 Conventional              1
16977076          Y              MI6             00/00/0000           0               0 Conventional              1
17077850          Y              MI6             00/00/0000           0               0 Conventional              2
17065830          Y              MI6             00/00/0000           0               0 Conventional              2
17074600          Y              MI6             00/00/0000           0               0 Conventional              1
17058793          Y              MI6             00/00/0000           0               0 Conventional              2
17074626          Y              MI6             00/00/0000           0               0 Conventional              2
17095886          Y              MI6               6/1/2008          12              12 Conventional              1
17097106          Y              MI6               6/1/2009           6               6 Conventional              1
17068008          Y              PU10/7/3.5      00/00/0000           0               0 Conventional              2
17092545          Y              MI6             00/00/0000           0               0 Conventional              1
17097148          Y              MI6               6/1/2008          12              12 Conventional              1
17081621          Y              MI6             00/00/0000           0               0 Conventional              2
17084765          Y              MI6               6/1/2011           6               6 Conventional              1
17097155          Y              MI6             00/00/0000           0               0 Conventional              1
17092578          Y              MI6             00/00/0000           0               0 Conventional              2
16973802          Y              MI6               6/1/2009          12              12 Conventional              1
16977134          Y              MI6             00/00/0000           0               0 Conventional              1
16824997          Y              MI6               3/1/2009          12              12 Conventional              1
17010323          Y              MI6               5/1/2009          12              12 Conventional              1
16876294          N              N/A             00/00/0000           0               0 Conventional              2
17024183          Y              MI6             00/00/0000           0               0 Conventional              1
17015793          Y              MI6               5/1/2009          12              12 Conventional              1
17019464          Y              MI6               5/1/2009          12              12 Conventional              1
16939779          N              N/A             00/00/0000           0               0 Conventional              2
16935132          N              N/A             00/00/0000           0               0 Conventional              2
16975948          Y              MI6               6/1/2008          12              12 Conventional              1
16977209          Y              MI6               6/1/2008          12              12 Conventional              1
16977225          Y              MI6               6/1/2009          12              12 Conventional              1
16979791          Y              MI6               6/1/2008          12              12 Conventional              1
17074691          Y              MI6               6/1/2009          12              12 Conventional              1
16977241          Y              MI6             00/00/0000           0               0 Conventional              1
16977266          Y              MI6             00/00/0000           0               0 Conventional              1
16977274          Y              MI6               6/1/2009          12              12 Conventional              1
17064361          Y              MI6               6/1/2009          12              12 Conventional              1
17070715          Y              MI6               6/1/2008          12              12 Conventional              1
16977290          Y              MI6               6/1/2009          12              12 Conventional              1
17075524          Y              PU5               6/1/2011          12              12 Conventional              1
17082322          Y              MI6               6/1/2008          12              12 Conventional              1
16975138          Y              MI6               6/1/2008          12              12 Conventional              1
16977316          Y              MI6               6/1/2008          12              12 Conventional              1
17089012          Y              MI6             00/00/0000           0               0 Conventional              1
16977332          Y              MI6               6/1/2009          12              12 Conventional              1
16977373          Y              MI6               6/1/2008          12              12 Conventional              1
16975997          Y              MI6               6/1/2009          12              12 Conventional              1
16976011          Y              MI6               6/1/2009          12              12 Conventional              1
16975153          Y              MI6               6/1/2011          12              12 Conventional              1
16980773          Y              MI6             00/00/0000           0               0 Conventional              1
16977415          Y              MI6               6/1/2009          12              12 Conventional              1
16977498          Y              MI6               6/1/2009          12              12 Conventional              1
17094582          N              N/A             00/00/0000           0               0 Conventional              2
16979577          Y              MI6             00/00/0000           0               0 Conventional              1
16947251          N              N/A             00/00/0000           0               0 Conventional              2
17052770          Y              MI6               5/1/2009          12              12 Conventional              1
17059833          Y              MI6             00/00/0000           0               0 Conventional              1
17059841          Y              MI6               6/1/2008          12              12 Conventional              1
16977720          Y              MI6               6/1/2008           6               6 Conventional              1
17075540          Y              MI6             00/00/0000           0               0 Conventional              1
16977746          Y              MI6               6/1/2008          12              12 Conventional              1
16973935          Y              MI6               6/1/2008          12              12 Conventional              1
17022260          Y              MI6               5/1/2008           6               6 Conventional              1
17005885          Y              MI6               5/1/2008           6               6 Conventional              1
17053935          Y              MI6               6/1/2008          12              12 Conventional              1
17072141          Y              MI6               6/1/2009          12              12 Conventional              1
17051608          Y              MI6             00/00/0000           0               0 Conventional              1
17026311          Y              MI6               5/1/2009          12              12 Conventional              1
16977761          Y              MI6               6/1/2008           6               6 Conventional              1
17063637          Y              MI6               6/1/2009          12              12 Conventional              1
17072471          Y              MI6               6/1/2008           6               6 Conventional              1
17084948          Y              MI6               6/1/2009          12              12 Conventional              1
17053687          Y              MI6               6/1/2008           6               6 Conventional              1
16973968          Y              MI6               6/1/2008           6               6 Conventional              1
17075557          Y              MI6               6/1/2009          12              12 Conventional              1
17075565          Y              MI6             00/00/0000           0               0 Conventional              2
17072489          Y              MI6               6/1/2009          12              12 Conventional              1
17056938          Y              MI6               6/1/2008           6               6 Conventional              1
17075599          Y              MI6               6/1/2009          12              12 Conventional              1
16977779          Y              MI6               6/1/2008           6               6 Conventional              1
17089491          Y              MI6             00/00/0000           0               0 Conventional              1
16973984          Y              MI6               6/1/2008           6               6 Conventional              1
17081761          Y              MI6             00/00/0000           0               0 Conventional              1
17099029          Y              MI6             00/00/0000           0               0 Conventional              1
17099037          Y              MI6               6/1/2009          12              12 Conventional              1
17097320          Y              MI6               6/1/2008           6               6 Conventional              1
16974008          Y              MI6               6/1/2008           6               6 Conventional              1
16974016          Y              MI6               6/1/2008          12              12 Conventional              1
17097338          Y              MI6               6/1/2008           6               6 Conventional              1
16974032          Y              MI6             00/00/0000           0               0 Conventional              1
16974073          Y              MI6               6/1/2008           6               6 Conventional              1
17097353          Y              MI6               6/1/2008           6               6 Conventional              1
17036807          Y              MI6               5/1/2008           6               6 Conventional              1
16831356          Y              MI6             00/00/0000           0               0 Conventional              1
16938862          Y              PU3               4/1/2008          12              12 Conventional              1
16938946          N              N/A               4/1/2009           6               6 Conventional              1
17077058          Y              PU1               6/1/2008          12              12 Conventional              1
16935355          Y              PU2             00/00/0000           0               0 Conventional              2
17069907          Y              PU1             00/00/0000           0               0 Conventional              1
17064031          Y              PU1             00/00/0000           0               0 Conventional              1
17060559          Y              PU1             00/00/0000           0               0 Conventional              1
17073081          Y              PU1             00/00/0000           0               0 Conventional              2
16986549          Y              MI2             00/00/0000           0               0 Conventional              1
17083551          Y              PU1               6/1/2008          12              12 Conventional              1
17060690          Y              MI2             00/00/0000           0               0 Conventional              1
16983538          Y              PU1               6/1/2008           6               6 Conventional              1
17091448          Y              PU1             00/00/0000           0               0 Conventional              1
17061060          Y              PU1             00/00/0000           0               0 Conventional              1
17064122          Y              PU1             00/00/0000           0               0 Conventional              1
17082819          Y              PU1               6/1/2008          12              12 Conventional              1
17072737          Y              PU1             00/00/0000           0               0 Conventional              1
17091463          Y              PU1               6/1/2011          12              12 Conventional              1
17072760          Y              PU1             00/00/0000           0               0 Conventional              1
17086588          Y              PU1             00/00/0000           0               0 Conventional              1
17082918          Y              PU2/1             6/1/2008           6               6 Conventional              1
17083593          N              N/A               6/1/2009          12              12 Conventional              1
16980971          Y              PU1               6/1/2008          12              12 Conventional              1
16975245          Y              PU1               6/1/2008           6               6 Conventional              1
17089111          Y              PU1             00/00/0000           0               0 Conventional              1
17077298          Y              PU2             00/00/0000           0               0 Conventional              1
16977837          Y              PU1               6/1/2008           6               6 Conventional              1
17086794          Y              PU1               6/1/2008          12              12 Conventional              1
16977852          N              N/A               6/1/2009           6               6 Conventional              1
17083817          Y              PU1               6/1/2008           6               6 Conventional              1
16983637          Y              PU1               6/1/2009          12              12 Conventional              1
17090838          Y              PU3             00/00/0000           0               0 Conventional              1
16980302          Y              PU1               6/1/2008          12              12 Conventional              1
16980310          Y              PU2             00/00/0000           0               0 Conventional              2
17091588          Y              PU1               6/1/2008          12              12 Conventional              1
17086893          Y              PU1             00/00/0000           0               0 Conventional              1
16980328          Y              PU1               6/1/2008          12              12 Conventional              1
16977894          Y              PU1             00/00/0000           0               0 Conventional              1
16983710          Y              PU1             00/00/0000           0               0 Conventional              1
16977936          Y              PU1               6/1/2008           6               6 Conventional              1
16980377          Y              PU1             00/00/0000           0               0 Conventional              1
17093089          Y              PU1             00/00/0000           0               0 Conventional              1
17093097          Y              MI2             00/00/0000           0               0 Conventional              1
17093139          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16983827          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16977951          N              N/A               6/1/2009           6               6 Conventional              1
16977985          Y              PU1             00/00/0000           0               0 Conventional              1
17093196          Y              PU1             00/00/0000           0               0 Conventional              1
16981169          Y              PU1             00/00/0000           0               0 Conventional              1
16790198          Y              PU1               2/1/2008           6               6 Conventional              1
16792673          Y              PU1               2/1/2009          12              12 Conventional              1
16782906          Y              PU1             00/00/0000           0               0 Conventional              1
16810046          Y              PU1             00/00/0000           0               0 Conventional              1
16803033          Y              PU1               2/1/2008           6               6 Conventional              1
16810954          Y              PU1             00/00/0000           0               0 Conventional              1
17061755          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16956658          Y              PU3/2           00/00/0000           0               0 Conventional              2
17046392          Y              PU3               6/1/2009          12              12 Conventional              1
16940264          Y              PU3/2/1           4/1/2009          12              12 Conventional              1
16945586          Y              PU3/2/1           4/1/2009          12              12 Conventional              1
16953986          Y              PU3/2           00/00/0000           0               0 Conventional              2
16946683          Y              PU3/2           00/00/0000           0               0 Conventional              2
16946709          Y              PU3/2/1         00/00/0000           0               0 Conventional              2
17031048          Y              PU2               5/1/2008           6               6 Conventional              1
17063314          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17046418          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17083130          Y              PU3/2             6/1/2008           6               6 Conventional              1
17093477          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17030529          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17074014          Y              PU3/2           00/00/0000           0               0 Conventional              2
17047879          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17065236          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17073370          Y              PU3/2           00/00/0000           0               0 Conventional              2
17083155          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17056631          Y              PU3/2             6/1/2008          12              12 Conventional              1
17063710          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17056946          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17085382          Y              PU3/2             6/1/2009          12              12 Conventional              1
17093311          Y              PU3/2           00/00/0000           0               0 Conventional              2
16976425          Y              PU3/2           00/00/0000           0               0 Conventional              1
16976433          Y              PU3/2           00/00/0000           0               0 Conventional              2
17061078          Y              PU3/2             6/1/2008           6               6 Conventional              1
17082405          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16979593          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17055021          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17048216          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17063348          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17055575          Y              PU3               6/1/2008           6               6 Conventional              1
17085739          Y              PU3/2           00/00/0000           0               0 Conventional              2
16980526          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17079732          Y              PU3/2           00/00/0000           0               0 Conventional              2
17061870          Y              PU3/2           00/00/0000           0               0 Conventional              2
17090184          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17061227          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17042565          Y              PU3/2             6/1/2008           6               6 Conventional              1
16975427          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17079047          Y              PU3/2/1         00/00/0000           0               0 Conventional              2
17061904          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17053075          Y              PU3/2             6/1/2009          12              12 Conventional              1
17076167          Y              PU3/2             6/1/2009          12              12 Conventional              1
17080276          Y              PU3/2             6/1/2008           6               6 Conventional              1
17090200          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
16986440          N              N/A             00/00/0000           0               0 Conventional              2
17063355          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17074030          Y              PU3/2/1         00/00/0000           0               0 Conventional              2
17073412          Y              PU3/2           00/00/0000           0               0 Conventional              2
16975443          Y              PU3/2           00/00/0000           0               0 Conventional              2
17085432          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
16975450          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
16975468          Y              PU3/2/1         00/00/0000           0               0 Conventional              2
17082249          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17082256          Y              PU3/2           00/00/0000           0               0 Conventional              2
17073438          Y              PU3/2           00/00/0000           0               0 Conventional              2
17072828          Y              PU3/2/1         00/00/0000           0               0 Conventional              2
16980567          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16980575          Y              PU3/2/1         00/00/0000           0               0 Conventional              2
17085770          Y              PU3/2           00/00/0000           0               0 Conventional              2
17079740          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17079757          Y              PU3/2           00/00/0000           0               0 Conventional              2
16975476          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
16981177          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16986689          Y              PU3/2             6/1/2008           6               6 Conventional              1
17093337          Y              PU3/2/1           6/1/2008           6               6 Conventional              1
16974768          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17063785          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16984056          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17097684          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
16982878          Y              PU3/2           00/00/0000           0               0 Conventional              2
16974776          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17079773          Y              PU3/2/1         00/00/0000           0               0 Conventional              2
17072208          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17093519          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17098500          Y              PU3/2             6/1/2008           6               6 Conventional              1
17098518          Y              PU3/2           00/00/0000           0               0 Conventional              2
17093527          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17069253          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17082272          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17085804          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17098583          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17098591          Y              PU3             00/00/0000           0               0 Conventional              2
16990590          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17093352          Y              PU3/2           00/00/0000           0               0 Conventional              2
17085820          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17093543          Y              PU3/2           00/00/0000           0               0 Conventional              2
16981185          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17083189          Y              PU3/2           00/00/0000           0               0 Conventional              2
16994667          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
16990616          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16975575          N              N/A               6/1/2009          12              12 Conventional              1
17081779          Y              PU3/2           00/00/0000           0               0 Conventional              1
16984072          Y              PU3             00/00/0000           0               0 Conventional              1
17080292          Y              PU3/2             6/1/2008           6               6 Conventional              1
16975609          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
16976441          Y              PU3/2             6/1/2008           6               6 Conventional              1
17083205          Y              PU3/2           00/00/0000           0               0 Conventional              2
17081787          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17098609          N              N/A             00/00/0000           0               0 Conventional              2
16986457          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16975641          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
16981201          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
16982944          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
16984080          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17093600          Y              PU3/2/1         00/00/0000           0               0 Conventional              2
16986788          Y              PU3/2             6/1/2008          12              12 Conventional              1
16975765          Y              PU3/2           00/00/0000           0               0 Conventional              2
16998064          Y              PU3/2/1           6/1/2009          12              12 Conventional              1
17089566          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16986804          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
16959884          N              N/A             00/00/0000           0               0 Conventional              2
17047275          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17039827          Y              PU3/2             5/1/2008           6               6 Conventional              1
17056649          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
17060195          N              N/A             00/00/0000           0               0 Conventional              1
17068107          Y              PU5               6/1/2009           6               6 Conventional              1
16981292          Y              PU2               6/1/2008          12              12 Conventional              1
17067752          N              N/A             00/00/0000           0               0 Conventional              1
17060203          Y              PU2             00/00/0000           0               0 Conventional              1
16978041          Y              PU5               6/1/2008           6               6 Conventional              1
17072539          Y              PU2               6/1/2008          12              12 Conventional              1
17060229          Y              PU5               6/1/2009           6               6 Conventional              1
17059890          Y              PU3               6/1/2008          12              12 Conventional              1
17072257          Y              PU2               6/1/2009           6               6 Conventional              1
17068123          Y              PU2             00/00/0000           0               0 Conventional              1
17068131          Y              PU2             00/00/0000           0               0 Conventional              1
17075649          Y              PU2             00/00/0000           0               0 Conventional              1
17060237          Y              PU5               6/1/2009          12              12 Conventional              1
17091018          Y              PU2               6/1/2009           6               6 Conventional              1
17095118          Y              PU5               6/1/2009           6               6 Conventional              1
16744351          Y              MI6             00/00/0000           0               0 Conventional              1
16960817          N              N/A             00/00/0000           0               0 Conventional              2
16921504          N              N/A               4/1/2009          12              12 Conventional              1
17010885          N              N/A             00/00/0000           0               0 Conventional              1
17041849          N              N/A               6/1/2009          12              12 Conventional              1
17091620          N              N/A               6/1/2008          12              12 Conventional              1
16978298          Y              MI6             00/00/0000           0               0 Conventional              1
16978306          N              N/A               6/1/2009          12              12 Conventional              1
17077546          Y              MI6             00/00/0000           0               0 Conventional              1
16976607          Y              MI6             00/00/0000           0               0 Conventional              1
17095357          Y              PU2               6/1/2009          12              12 Conventional              1
16976623          N              N/A               6/1/2009          12              12 Conventional              1
16981557          N              N/A               6/1/2009          12              12 Conventional              1
16984296          Y              MI6             00/00/0000           0               0 Conventional              1
16978421          Y              MI6               6/1/2008           6               6 Conventional              1
16981599          Y              PU2               6/1/2009          12              12 Conventional              1
16978454          N              N/A               6/1/2008           6               6 Conventional              1
17020454          Y              MI6               5/1/2009          12              12 Conventional              1
17072554          Y              MI6             00/00/0000           0               0 Conventional              1
17095431          Y              MI6               6/1/2009          12              12 Conventional              1
17089137          Y              MI6               6/1/2009          12              12 Conventional              1
17072570          Y              MI6               6/1/2009          12              12 Conventional              1
17036369          Y              MI6               5/1/2009          12              12 Conventional              1
17076068          Y              MI6             00/00/0000           0               0 Conventional              2
17066606          Y              MI6               6/1/2008          12              12 Conventional              1
17089590          Y              MI6               6/1/2011          12              12 Conventional              1
17054156          Y              MI6               6/1/2009          12              12 Conventional              1
17057100          Y              MI6               6/1/2009          12              12 Conventional              1
17089178          Y              MI6               6/1/2009          12              12 Conventional              1
17085267          Y              MI6             00/00/0000           0               0 Conventional              1
17085275          Y              MI6               6/1/2009          12              12 Conventional              1
17082157          Y              MI6               6/1/2009          12              12 Conventional              1
17095456          Y              MI6               6/1/2009          12              12 Conventional              1
17075730          Y              MI6               6/1/2009          12              12 Conventional              1
17075748          Y              MI6             00/00/0000           0               0 Conventional              2
16974156          Y              MI6               6/1/2009          12              12 Conventional              1
17089616          Y              MI6               6/1/2009          12              12 Conventional              1
16978512          Y              MI6               6/1/2008          12              12 Conventional              1
17096066          Y              MI6               6/1/2009          12              12 Conventional              1
17097460          Y              MI6             00/00/0000           0               0 Conventional              1
16978538          Y              MI6             00/00/0000           0               0 Conventional              1
17099441          Y              MI6               6/1/2011          12              12 Conventional              1
15444599          N              N/A             00/00/0000           0               0 PMI                       1
15819618          Y              MI6               2/1/2008           6               6 Conventional              1
15819634          Y              MI6               2/1/2008           6               6 Conventional              1
15819642          Y              MI6               3/1/2008           6               6 Conventional              1
15819659          Y              MI6               4/1/2008           6               6 Conventional              1
15819667          Y              MI6               4/1/2008           6               6 Conventional              1
15819675          Y              MI6               4/1/2008           6               6 Conventional              1
15819725          Y              MI6               4/1/2008           6               6 Conventional              1
15819733          Y              MI6               4/1/2008           6               6 Conventional              1
15819741          N              N/A             00/00/0000           0               0 Conventional              1
15819758          Y              MI6               4/1/2008           6               6 Conventional              1
15819766          Y              MI6               4/1/2008           6               6 Conventional              1
15819774          Y              MI6               4/1/2008           6               6 Conventional              1
15819782          Y              MI6               4/1/2008           6               6 Conventional              1
15819790          Y              MI6               4/1/2008           6               6 Conventional              1
15819808          Y              MI6               4/1/2008           6               6 Conventional              1
15819816          Y              MI6               4/1/2008           6               6 Conventional              1
15819824          Y              MI6               4/1/2008           6               6 Conventional              1
15819840          Y              MI6               4/1/2008           6               6 Conventional              1
15819857          Y              MI6               4/1/2008           6               6 Conventional              1
15819873          Y              MI6               4/1/2008           6               6 Conventional              1
15819881          Y              MI6             00/00/0000           0               0 Conventional              1
15819907          Y              MI6             00/00/0000           0               0 Conventional              1
15819915          Y              MI6               4/1/2008           6               6 Conventional              1
15819923          Y              MI6               4/1/2008           6               6 Conventional              1
15819931          Y              MI6               4/1/2008           6               6 Conventional              1
15819956          Y              MI6               4/1/2008           6               6 Conventional              1
15819964          Y              MI6               4/1/2008           6               6 Conventional              1
15819972          Y              MI6               4/1/2008           6               6 Conventional              1
15819980          Y              MI6               4/1/2008           6               6 Conventional              1
15820012          Y              MI6               4/1/2008           6               6 Conventional              1
15820038          Y              MI6               4/1/2008           6               6 Conventional              1
15820046          Y              MI6               4/1/2008           6               6 Conventional              1
15820061          Y              MI6               4/1/2008           6               6 Conventional              1
15820079          Y              MI6               4/1/2008           6               6 Conventional              1
15820087          Y              MI6               4/1/2008           6               6 Conventional              1
15820103          Y              MI6               4/1/2008           6               6 Conventional              1
15820111          Y              MI6               4/1/2008           6               6 Conventional              1
15820129          Y              MI6               4/1/2008           6               6 Conventional              1
15820160          Y              MI6               4/1/2008           6               6 Conventional              1
15820178          Y              MI2               4/1/2008           6               6 Conventional              1
15820202          Y              MI6               4/1/2008           6               6 Conventional              1
15820210          Y              MI6               4/1/2008           6               6 Conventional              1
15820251          Y              MI6               4/1/2008           6               6 Conventional              1
15820269          Y              MI6             00/00/0000           0               0 Conventional              1
15820285          Y              MI6               4/1/2008           6               6 Conventional              1
15820293          Y              MI6             00/00/0000           0               0 Conventional              1
15820301          Y              MI6               4/1/2008           6               6 Conventional              1
15820319          Y              MI6               4/1/2008           6               6 Conventional              1
15820327          Y              MI6               4/1/2008           6               6 Conventional              1
15820335          Y              MI6               4/1/2008           6               6 Conventional              1
15820343          Y              MI6               4/1/2008           6               6 Conventional              1
15820350          Y              MI6             00/00/0000           0               0 Conventional              1
15820368          Y              MI6               5/1/2008           6               6 Conventional              1
15820376          Y              MI6               5/1/2008           6               6 Conventional              1
15820384          Y              MI6             00/00/0000           0               0 Conventional              1
15820400          Y              MI6               5/1/2008           6               6 Conventional              1
15820418          Y              MI6               4/1/2008           6               6 Conventional              1
15830664          Y              MI6               3/1/2008           6               6 Conventional              1
15830672          Y              MI6               5/1/2008           6               6 Conventional              1
15830680          Y              MI6               5/1/2008           6               6 Conventional              1
15830722          Y              MI6               5/1/2008           6               6 Conventional              1
15830748          Y              MI6               5/1/2008           6               6 Conventional              1
15830755          Y              MI6               5/1/2008           6               6 Conventional              1
15830789          Y              MI6               5/1/2008           6               6 Conventional              1
15830797          Y              MI6             00/00/0000           0               0 Conventional              1
15830805          Y              MI6               4/1/2008           6               6 Conventional              1
15830862          Y              MI6             00/00/0000           0               0 Conventional              1
15830870          Y              MI6               5/1/2008           6               6 Conventional              1
15830904          Y              MI6               5/1/2008           6               6 Conventional              1
15830995          Y              MI6               5/1/2008           6               6 Conventional              1
15831027          Y              MI6               4/1/2008           6               6 Conventional              1
15831035          Y              MI6               5/1/2008           6               6 Conventional              1
15831043          Y              MI6               5/1/2008           6               6 Conventional              1
15831076          Y              MI6               5/1/2008           6               6 Conventional              1
15831092          Y              MI6               5/1/2008           6               6 Conventional              1
15831100          Y              MI6               5/1/2008           6               6 Conventional              1
15831118          Y              MI6               5/1/2008           6               6 Conventional              1
11607991          N              N/A             00/00/0000           0               0 Conventional              1
15466253          N              N/A               3/1/2008          12              12 PMI                       1
15468465          N              N/A               2/1/2007          12              12 Conventional              1
15468564          N              N/A             00/00/0000           0               0 Conventional              1
5065933           N              N/A             00/00/0000           0               0 Seller Financed           1
5069034           N              N/A             00/00/0000           0               0 Seller Financed           1
5068192           N              N/A             00/00/0000           0               0 Seller Financed           1
5069075           N              N/A             00/00/0000           0               0 Seller Financed           1
5069059           N              N/A             00/00/0000           0               0 Seller Financed           1
15457682          Y              MI6             00/00/0000           0               0 Conventional              1
15640790          Y              PU2             00/00/0000           0               0 Conventional              1
15774599          Y              MI6             00/00/0000           0               0 Conventional              1
15774607          Y              MI6             00/00/0000           0               0 Conventional              2
15819378          N              N/A             00/00/0000           0               0 Conventional              1
15774631          Y              MI6               3/1/2009           6               6 Conventional              1
15819386          Y              MI6               4/1/2008           6               6 Conventional              1
15819394          Y              MI6               4/1/2008           6               6 Conventional              1
15819402          N              N/A             00/00/0000           0               0 Conventional              1
15819410          Y              MI6             00/00/0000           0               0 Conventional              1
15819428          Y              MI6             00/00/0000           0               0 Conventional              1
15819436          Y              MI6             00/00/0000           0               0 Conventional              1
15668122          Y              PU5              12/1/2007           6               6 Conventional              1
15773468          Y              PU5               2/1/2009           6               6 Conventional              1
15668759          Y              PU5             00/00/0000           0               0 Conventional              1
15773567          Y              PU1               2/1/2009           6               6 Conventional              1
15773583          Y              PU5               1/1/2008           6               6 Conventional              1
15812860          Y              PU5             00/00/0000           0               0 Conventional              1
15819444          Y              PU5               3/1/2009           6               6 Conventional              1
15819469          Y              MI2               4/1/2009           6               6 Conventional              1
15819477          N              N/A             00/00/0000           0               0 Conventional              1
15819485          Y              PU5             00/00/0000           0               0 Conventional              1
15819493          Y              PU5             00/00/0000           0               0 Conventional              1
15819501          N              N/A               4/1/2009           6               6 Conventional              1
15819519          N              N/A               4/1/2009           6               6 Conventional              1
15814890          Y              PU5               4/1/2008           6               6 Conventional              1
15819535          Y              PU5               4/1/2008           6               6 Conventional              1
15819543          Y              MI2             00/00/0000           0               0 Conventional              2
15819550          Y              PU5               4/1/2009           6               6 Conventional              1
15819568          Y              PU5               4/1/2011           6               6 Conventional              1
15819576          Y              PU5             00/00/0000           0               0 Conventional              1
15815384          Y              PU5             00/00/0000           0               0 Conventional              1
15819584          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15819592          Y              PU5               4/1/2009           6               6 Conventional              1
15819600          Y              PU2             00/00/0000           0               0 Conventional              1
15833452          Y              PU2               5/1/2009           6               6 Conventional              1
15833460          Y              PU2               4/1/2009           6               6 Conventional              1
15833478          Y              PU2             00/00/0000           0               0 Conventional              2
15833502          Y              PU5               5/1/2009           6               6 Conventional              1
15833510          N              N/A             00/00/0000           0               0 Conventional              1
15833528          Y              PU2               5/1/2009           6               6 Conventional              1
15833536          Y              PU5             00/00/0000           0               0 Conventional              1
15833544          Y              PU5             00/00/0000           0               0 Conventional              1
15833551          Y              PU2             00/00/0000           0               0 Conventional              1
15833569          N              N/A               4/1/2009           6               6 Conventional              1
15833577          N              N/A               5/1/2009           6               6 Conventional              1
15833593          Y              MI2             00/00/0000           0               0 Conventional              1
15833601          Y              PU5             00/00/0000           0               0 Conventional              1
15833619          Y              MI3             00/00/0000           0               0 Conventional              1
15833627          Y              PU5               5/1/2009           6               6 Conventional              1
15833635          Y              PU5               5/1/2009           6               6 Conventional              1
15833643          Y              PU1               5/1/2009           6               6 Conventional              1
15833676          Y              PU5             00/00/0000           0               0 Conventional              1
15833692          N              N/A               5/1/2009           6               6 Conventional              1
15833726          Y              PU5               5/1/2008           6               6 Conventional              1
15833742          N              N/A             00/00/0000           0               0 Conventional              1
15833759          Y              PU5             00/00/0000           0               0 Conventional              1
15833767          N              N/A               5/1/2008           6               6 Conventional              1
15833775          Y              PU5             00/00/0000           0               0 Conventional              1
15833783          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
15833791          Y              PU5             00/00/0000           0               0 Conventional              1
15833809          Y              PU5               5/1/2009           6               6 Conventional              1
15833817          Y              PU5               5/1/2009           6               6 Conventional              1
15833825          Y              PU5             00/00/0000           0               0 Conventional              1
15833833          Y              PU5               5/1/2009           6               6 Conventional              1
15833841          Y              PU5               4/1/2009           6               6 Conventional              1
15833858          Y              PU5               4/1/2009           6               6 Conventional              1
15833866          Y              PU5             00/00/0000           0               0 Conventional              2
15833890          Y              PU5               4/1/2009           6               6 Conventional              1
15833908          Y              PU5             00/00/0000           0               0 Conventional              2
15833916          Y              PU5               5/1/2009           6               6 Conventional              1
15833924          Y              PU5               4/1/2009           6               6 Conventional              1
15833932          Y              PU5               4/1/2009           6               6 Conventional              1
15833940          Y              PU5             00/00/0000           0               0 Conventional              1
15833965          Y              PU5               4/1/2009           6               6 Conventional              1
15833973          Y              PU5               4/1/2008           6               6 Conventional              1
15833981          Y              PU5               5/1/2009           6               6 Conventional              1
15833999          Y              PU5               4/1/2009           6               6 Conventional              1
15834005          Y              PU5             00/00/0000           0               0 Conventional              1
15834013          Y              PU5               5/1/2009           6               6 Conventional              1
15834021          Y              PU5             00/00/0000           0               0 Conventional              1
15834039          Y              PU5             00/00/0000           0               0 Conventional              1
15834047          Y              PU5               4/1/2009           6               6 Conventional              1
15834054          Y              PU5             00/00/0000           0               0 Conventional              1
15834062          Y              PU5               5/1/2009           6               6 Conventional              1
15834070          Y              PU5               5/1/2009           6               6 Conventional              1
15834088          Y              PU5               5/1/2009           6               6 Conventional              1
15834104          Y              PU5               5/1/2009           6               6 Conventional              1
15834120          Y              PU5               5/1/2008           6               6 Conventional              1
15834138          Y              PU5               5/1/2009           6               6 Conventional              1
15834146          Y              PU5               5/1/2009           6               6 Conventional              1
15834153          Y              MI6               5/1/2008           6               6 Conventional              1
15834179          Y              PU5             00/00/0000           0               0 Conventional              1
15834187          Y              PU5               5/1/2009           6               6 Conventional              1
15834203          Y              PU5             00/00/0000           0               0 Conventional              1
15834211          Y              PU5               5/1/2008           6               6 Conventional              1
15834229          Y              PU5               5/1/2009           6               6 Conventional              1
15834237          Y              PU5               5/1/2009           6               6 Conventional              1
15834245          Y              PU1               5/1/2009           6               6 Conventional              1
15834252          Y              PU5             00/00/0000           0               0 Conventional              1
15834260          N              N/A             00/00/0000           0               0 Conventional              1
15834278          Y              PU5             00/00/0000           0               0 Conventional              1
15834286          Y              PU1               4/1/2009           6               6 Conventional              1
15834302          Y              PU1               5/1/2009           6               6 Conventional              1
15834310          Y              PU2             00/00/0000           0               0 Conventional              1
15834328          Y              PU1               5/1/2009           6               6 Conventional              1
15834344          Y              PU5             00/00/0000           0               0 Conventional              1
15834351          Y              PU5               5/1/2009           6               6 Conventional              1
15834377          Y              PU5               5/1/2009           6               6 Conventional              1
15834385          N              N/A             00/00/0000           0               0 Conventional              1
15834393          Y              PU5               3/1/2008           6               6 Conventional              1
15834401          Y              MI6               3/1/2009           6               6 Conventional              1
15834435          Y              PU6             00/00/0000           0               0 Conventional              1
15834468          Y              MI6             00/00/0000           0               0 Conventional              1
15834484          Y              MI6               5/1/2009           6               6 Conventional              1
15834492          Y              MI6             00/00/0000           0               0 Conventional              2
15834518          Y              MI6               4/1/2009           6               6 Conventional              1
15834534          Y              MI6               4/1/2009           6               6 Conventional              1
15834542          Y              MI6             00/00/0000           0               0 Conventional              1
15834559          Y              MI6               5/1/2008           6               6 Conventional              1
15834567          Y              MI6               5/1/2009           6               6 Conventional              1
15834575          Y              MI6               4/1/2009           6               6 Conventional              1
15834583          Y              PU5             00/00/0000           0               0 Conventional              1
15834591          Y              PU6               4/1/2009           6               6 Conventional              1
15834609          Y              PU6             00/00/0000           0               0 Conventional              2
15834617          Y              MI6               5/1/2009           6               6 Conventional              1
15834641          Y              MI6               5/1/2009           6               6 Conventional              1
15834658          Y              PU5               5/1/2011           6               6 Conventional              1
15834674          Y              MI6               5/1/2008           6               6 Conventional              1
15834690          Y              PU1               5/1/2009           6               6 Conventional              1
15834732          Y              PU1               5/1/2009           6               6 Conventional              1
15834740          Y              PU5               1/1/2008           6               6 Conventional              1
15834765          Y              PU5               5/1/2009           6               6 Conventional              1
15834773          Y              PU5             00/00/0000           0               0 Conventional              1
15834781          Y              PU5               5/1/2009           6               6 Conventional              1
15834799          Y              PU5             00/00/0000           0               0 Conventional              1
15834807          Y              PU5               5/1/2009           6               6 Conventional              1
15834831          Y              PU5             00/00/0000           0               0 Conventional              1
15834849          Y              PU5               5/1/2009           6               6 Conventional              1
15834856          Y              PU5             00/00/0000           0               0 Conventional              1
15834864          Y              PU5             00/00/0000           0               0 Conventional              1
15834872          Y              PU5             00/00/0000           0               0 Conventional              1
15834880          Y              PU1             00/00/0000           0               0 Conventional              1
15834898          Y              PU1             00/00/0000           0               0 Conventional              1
15834906          Y              PU1               4/1/2011           6               6 Conventional              1
15834914          Y              PU1             00/00/0000           0               0 Conventional              1
15834922          Y              PU1             00/00/0000           0               0 Conventional              1
15834930          Y              PU1             00/00/0000           0               0 Conventional              1
15834948          Y              PU1             00/00/0000           0               0 Conventional              1
15834955          Y              PU5               5/1/2009           6               6 Conventional              1
15834971          Y              PU2             00/00/0000           0               0 Conventional              1
15834989          N              N/A               5/1/2009           6               6 Conventional              1
15834997          N              N/A               5/1/2009           6               6 Conventional              1
15835002          Y              PU2             00/00/0000           0               0 Conventional              1
15835010          Y              PU2             00/00/0000           0               0 Conventional              1
15835028          Y              PU5               5/1/2008           6               6 Conventional              1
15835036          Y              PU2             00/00/0000           0               0 Conventional              1
15835044          N              N/A               5/1/2011           6               6 Conventional              1
15835051          N              N/A             00/00/0000           0               0 Conventional              1
15835069          N              N/A               5/1/2009           6               6 Conventional              1
15835077          N              N/A               5/1/2009           6               6 Conventional              1
15835093          Y              PU2               5/1/2011           6               6 Conventional              1
15835101          Y              MI2             00/00/0000           0               0 Conventional              1
15835119          N              N/A               5/1/2011           6               6 Conventional              1
15835135          Y              PU5               5/1/2009           6               6 Conventional              1
15835150          Y              PU5               4/1/2009           6               6 Conventional              1
15835168          Y              PU5               5/1/2008           6               6 Conventional              1
15835176          Y              PU5               5/1/2009           6               6 Conventional              1
15835192          Y              PU5               5/1/2008           6               6 Conventional              1
15835218          Y              PU5               5/1/2009           6               6 Conventional              1
15835226          Y              PU1               5/1/2009           6               6 Conventional              1
15835259          Y              PU5             00/00/0000           0               0 Conventional              1
15835267          Y              PU5               5/1/2009           6               6 Conventional              1
15835283          Y              PU5             00/00/0000           0               0 Conventional              1
15835309          Y              PU5               5/1/2009           6               6 Conventional              1
15835325          Y              PU5             00/00/0000           0               0 Conventional              1
15835366          Y              PU5               5/1/2008           6               6 Conventional              1
15835374          Y              PU5             00/00/0000           0               0 Conventional              1
15835382          Y              PU5             00/00/0000           0               0 Conventional              1
15835390          N              N/A               5/1/2008           6               6 Conventional              1
15835408          N              N/A             00/00/0000           0               0 Conventional              1
15835416          Y              PU1             00/00/0000           0               0 Conventional              1
15835424          Y              PU5/4           00/00/0000           0               0 Conventional              1
15835440          Y              PU5             00/00/0000           0               0 Conventional              1
15835457          Y              MI2             00/00/0000           0               0 Conventional              1
15835465          N              N/A             00/00/0000           0               0 Conventional              1
15835473          N              N/A             00/00/0000           0               0 Conventional              1
15835481          N              N/A             00/00/0000           0               0 Conventional              1
15835499          Y              PU5             00/00/0000           0               0 Conventional              1
15835515          Y              PU5             00/00/0000           0               0 Conventional              1
15835523          Y              MI2             00/00/0000           0               0 Conventional              1
15835531          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15835549          Y              PU5             00/00/0000           0               0 Conventional              1
15835556          Y              PU5             00/00/0000           0               0 Conventional              1
15835564          N              N/A             00/00/0000           0               0 Conventional              1
15835580          Y              PU5               5/1/2009           6               6 Conventional              1
15835598          N              N/A             00/00/0000           0               0 Conventional              2
15835606          Y              PU5               4/1/2009           6               6 Conventional              1
15835614          N              N/A               4/1/2008           6               6 Conventional              1
15835622          N              N/A             00/00/0000           0               0 Conventional              2
15835648          Y              PU5               4/1/2009           6               6 Conventional              1
15835655          Y              MI6               4/1/2009           6               6 Conventional              1
15835663          Y              PU5               5/1/2009           6               6 Conventional              1
15835671          Y              MI6               4/1/2009           6               6 Conventional              1
15835713          Y              PU5               5/1/2009           6               6 Conventional              1
15835721          Y              MI6               4/1/2008           6               6 Conventional              1
15835739          Y              MI6               4/1/2009           6               6 Conventional              1
15835754          Y              MI6               4/1/2008           6               6 Conventional              1
15835770          Y              PU5               4/1/2009           6               6 Conventional              1
15853088          Y              PU5             00/00/0000           0               0 Conventional              1
15853096          Y              PU5             00/00/0000           0               0 Conventional              1
15853120          Y              PU5               6/1/2009           6               6 Conventional              1
15853138          Y              MI2             00/00/0000           0               0 Conventional              1
15853146          Y              PU2               4/1/2009           6               6 Conventional              1
15853153          N              N/A             00/00/0000           0               0 Conventional              2
15853161          Y              MI2               5/1/2009           6               6 Conventional              1
15853187          Y              PU2             00/00/0000           0               0 Conventional              1
15853195          Y              PU2             00/00/0000           0               0 Conventional              1
15853203          Y              PU5             00/00/0000           0               0 Conventional              1
15853229          Y              PU5               6/1/2009           6               6 Conventional              1
15853237          Y              PU5             00/00/0000           0               0 Conventional              1
15853252          Y              PU2               5/1/2009           6               6 Conventional              1
15853260          N              N/A               5/1/2008           6               6 Conventional              1
15853278          N              N/A             00/00/0000           0               0 Conventional              1
15853294          Y              PU5             00/00/0000           0               0 Conventional              1
15853328          Y              PU2             00/00/0000           0               0 Conventional              1
15853336          Y              MI2             00/00/0000           0               0 Conventional              1
15853344          Y              PU2             00/00/0000           0               0 Conventional              1
15853351          Y              MI2               5/1/2008           6               6 Conventional              1
15853369          Y              PU5             00/00/0000           0               0 Conventional              1
15853377          Y              MI2               5/1/2009           6               6 Conventional              1
15853385          Y              MI2             00/00/0000           0               0 Conventional              1
15853393          Y              PU2               5/1/2008           6               6 Conventional              1
15853401          Y              PU5               5/1/2008           6               6 Conventional              1
15853427          Y              PU5               6/1/2008           6               6 Conventional              1
15853435          Y              PU5             00/00/0000           0               0 Conventional              1
15853443          Y              PU5             00/00/0000           0               0 Conventional              1
15853450          Y              PU5             00/00/0000           0               0 Conventional              1
15853476          Y              MI2             00/00/0000           0               0 Conventional              1
15853484          Y              PU5               6/1/2008           6               6 Conventional              1
15853492          Y              PU2               5/1/2008           6               6 Conventional              1
15853518          Y              PU2             00/00/0000           0               0 Conventional              1
15853534          Y              PU1             00/00/0000           0               0 Conventional              1
15853542          Y              PU5               5/1/2008           6               6 Conventional              1
15853559          Y              PU5             00/00/0000           0               0 Conventional              1
15853575          Y              PU5             00/00/0000           0               0 Conventional              1
15853583          Y              MI2             00/00/0000           0               0 Conventional              1
15853591          Y              PU5             00/00/0000           0               0 Conventional              1
15853617          Y              PU5             00/00/0000           0               0 Conventional              1
15853641          Y              PU5               6/1/2009           6               6 Conventional              1
15853658          Y              PU5             00/00/0000           0               0 Conventional              2
15853666          Y              PU5             00/00/0000           0               0 Conventional              1
15853674          Y              PU5             00/00/0000           0               0 Conventional              1
15853708          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15853716          Y              PU1               6/1/2009           6               6 Conventional              1
15853724          Y              PU1             00/00/0000           0               0 Conventional              1
15853732          N              N/A             00/00/0000           0               0 Conventional              1
15853740          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
15853757          Y              PU5             00/00/0000           0               0 Conventional              1
15853765          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15853773          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15853781          Y              PU5               5/1/2009           6               6 Conventional              1
15853799          Y              PU5               5/1/2009           6               6 Conventional              1
15853807          Y              PU5             00/00/0000           0               0 Conventional              1
15853815          Y              PU5             00/00/0000           0               0 Conventional              2
15853831          Y              PU5             00/00/0000           0               0 Conventional              1
15853856          Y              PU5             00/00/0000           0               0 Conventional              2
15853864          Y              PU5               5/1/2009           6               6 Conventional              1
15853872          Y              PU5             00/00/0000           0               0 Conventional              1
15853880          Y              PU5             00/00/0000           0               0 Conventional              2
15853898          Y              PU5               5/1/2009           6               6 Conventional              1
15853914          Y              PU5               5/1/2009           6               6 Conventional              1
15853922          Y              PU5             00/00/0000           0               0 Conventional              1
15853930          Y              PU5               5/1/2008           6               6 Conventional              1
15853955          Y              PU5             00/00/0000           0               0 Conventional              1
15853989          Y              PU5               5/1/2009           6               6 Conventional              1
15853997          Y              PU5               5/1/2009           6               6 Conventional              1
15854003          Y              PU5               5/1/2009           6               6 Conventional              1
15854011          Y              PU5             00/00/0000           0               0 Conventional              1
15854029          Y              PU5               5/1/2009           6               6 Conventional              1
15854037          Y              PU5             00/00/0000           0               0 Conventional              1
15854045          Y              PU5               5/1/2009           6               6 Conventional              1
15854060          Y              PU5               5/1/2008           6               6 Conventional              1
15854078          Y              PU1             00/00/0000           0               0 Conventional              1
15854086          Y              PU5               5/1/2008           6               6 Conventional              1
15854094          Y              PU5             00/00/0000           0               0 Conventional              1
15854102          Y              PU5               5/1/2009           6               6 Conventional              1
15854110          Y              PU5             00/00/0000           0               0 Conventional              1
15854128          Y              PU5               5/1/2009           6               6 Conventional              1
15854136          Y              PU5               6/1/2009           6               6 Conventional              1
15854144          N              N/A               5/1/2009           6               6 Conventional              1
15854151          Y              PU5               5/1/2009           6               6 Conventional              1
15854169          Y              PU5/4/3           6/1/2009           6               6 Conventional              1
15854177          Y              PU5               5/1/2008           6               6 Conventional              1
15854185          Y              PU5               5/1/2009           6               6 Conventional              1
15854201          Y              PU5             00/00/0000           0               0 Conventional              1
15854219          Y              PU5               5/1/2008           6               6 Conventional              1
15854227          Y              PU5               5/1/2009           6               6 Conventional              1
15854235          Y              PU5               6/1/2008           6               6 Conventional              1
15854243          Y              PU5             00/00/0000           0               0 Conventional              1
15854250          Y              PU5             00/00/0000           0               0 Conventional              2
15854268          Y              PU5               5/1/2008           6               6 Conventional              1
15854300          Y              PU1             00/00/0000           0               0 Conventional              1
15854318          N              N/A             00/00/0000           0               0 Conventional              1
15854326          Y              PU1             00/00/0000           0               0 Conventional              1
15854334          Y              PU5               5/1/2009           6               6 Conventional              1
15854342          Y              PU1               5/1/2009           6               6 Conventional              1
15854375          Y              PU5             00/00/0000           0               0 Conventional              1
15854383          Y              PU2             00/00/0000           0               0 Conventional              1
15854391          N              N/A             00/00/0000           0               0 Conventional              1
15854417          Y              PU2               5/1/2008           6               6 Conventional              1
15854425          Y              PU5             00/00/0000           0               0 Conventional              1
15854433          N              N/A             00/00/0000           0               0 Conventional              1
15854441          Y              PU2             00/00/0000           0               0 Conventional              1
15854466          Y              PU2               5/1/2008           6               6 Conventional              1
15854474          Y              PU5             00/00/0000           0               0 Conventional              1
15854490          N              N/A               5/1/2009           6               6 Conventional              1
15854508          Y              PU5             00/00/0000           0               0 Conventional              1
15854516          Y              PU5/4/3           5/1/2009           6               6 Conventional              1
15854524          Y              PU5/4/3         00/00/0000           0               0 Conventional              2
15854532          Y              PU2             00/00/0000           0               0 Conventional              1
15854540          Y              PU2               5/1/2009           6               6 Conventional              1
15854557          Y              PU5             00/00/0000           0               0 Conventional              1
15854565          Y              PU2             00/00/0000           0               0 Conventional              1
15854581          Y              PU5               5/1/2009           6               6 Conventional              1
15854599          Y              PU5               5/1/2009           6               6 Conventional              1
15854607          N              N/A             00/00/0000           0               0 Conventional              1
15854615          N              N/A             00/00/0000           0               0 Conventional              1
15854623          N              N/A             00/00/0000           0               0 Conventional              1
15854631          Y              PU5               5/1/2009           6               6 Conventional              1
15854656          Y              MI6             00/00/0000           0               0 Conventional              1
15854672          Y              PU5               5/1/2009           6               6 Conventional              1
15854706          Y              PU1               5/1/2009           6               6 Conventional              1
15854722          Y              MI6             00/00/0000           0               0 Conventional              1
15854748          Y              MI6               5/1/2009           6               6 Conventional              1
15854755          Y              MI6               5/1/2008           6               6 Conventional              1
15854763          Y              MI6               5/1/2009           6               6 Conventional              1
15854771          Y              MI6               5/1/2009           6               6 Conventional              1
15854789          Y              MI6               5/1/2008           6               6 Conventional              1
15854797          Y              MI6             00/00/0000           0               0 Conventional              1
15854813          Y              MI6               5/1/2009           6               6 Conventional              1
15854839          Y              MI6             00/00/0000           0               0 Conventional              1
15854847          Y              MI6             00/00/0000           0               0 Conventional              1
15854854          Y              MI6               6/1/2011           6               6 Conventional              1
15854870          Y              MI6               5/1/2009           6               6 Conventional              1
15854888          Y              MI6             00/00/0000           0               0 Conventional              1
15854896          Y              MI6               5/1/2009           6               6 Conventional              1
15854912          Y              MI6             00/00/0000           0               0 Conventional              1
15854938          Y              MI6               5/1/2008           6               6 Conventional              1
15854946          Y              MI6             00/00/0000           0               0 Conventional              1
15854953          Y              MI6               5/1/2011           6               6 Conventional              1
15854961          Y              MI6               6/1/2009           6               6 Conventional              1
15854979          Y              MI6               5/1/2008           6               6 Conventional              1
15855000          Y              PU1               5/1/2009           6               6 Conventional              1
15855026          Y              PU5               5/1/2009           6               6 Conventional              1
15855042          Y              PU5             00/00/0000           0               0 Conventional              1
15855083          Y              PU5             00/00/0000           0               0 Conventional              1
15855109          Y              PU5             00/00/0000           0               0 Conventional              1
15855117          Y              PU5             00/00/0000           0               0 Conventional              1
15855125          N              N/A               5/1/2008           6               6 Conventional              1
15855133          Y              PU5               5/1/2009           6               6 Conventional              1
15855141          Y              PU5             00/00/0000           0               0 Conventional              1
15855158          Y              PU5             00/00/0000           0               0 Conventional              1
15855174          Y              PU5               5/1/2009           6               6 Conventional              1
15855190          Y              PU5             00/00/0000           0               0 Conventional              1
15855208          Y              PU5             00/00/0000           0               0 Conventional              1
15855216          Y              PU1             00/00/0000           0               0 Conventional              1
15855224          Y              PU1             00/00/0000           0               0 Conventional              1
15855232          Y              PU1             00/00/0000           0               0 Conventional              1
15855240          Y              PU1             00/00/0000           0               0 Conventional              1
15855257          Y              PU1             00/00/0000           0               0 Conventional              1
15855265          Y              PU1             00/00/0000           0               0 Conventional              1
15855273          Y              PU1             00/00/0000           0               0 Conventional              1
15855281          Y              PU1               5/1/2009           6               6 Conventional              1
15855299          Y              PU1             00/00/0000           0               0 Conventional              1
15855315          Y              PU1             00/00/0000           0               0 Conventional              1
15855323          Y              PU2               5/1/2009           6               6 Conventional              1
15855331          Y              PU2               5/1/2009           6               6 Conventional              1
15855349          Y              PU1             00/00/0000           0               0 Conventional              1
15855356          Y              PU1               5/1/2008           6               6 Conventional              1
15855364          Y              PU5             00/00/0000           0               0 Conventional              2
15855372          N              N/A             00/00/0000           0               0 Conventional              1
15855380          Y              PU5             00/00/0000           0               0 Conventional              2
15855414          Y              PU2             00/00/0000           0               0 Conventional              1
15855430          N              N/A             00/00/0000           0               0 Conventional              1
15855448          Y              PU2             00/00/0000           0               0 Conventional              1
15855463          Y              PU2             00/00/0000           0               0 Conventional              1
15855471          N              N/A             00/00/0000           0               0 Conventional              1
15855497          Y              PU2             00/00/0000           0               0 Conventional              1
15855521          Y              PU5             00/00/0000           0               0 Conventional              1
15855539          Y              PU5               5/1/2009           6               6 Conventional              1
15855554          Y              PU5               6/1/2009           6               6 Conventional              1
15855562          Y              PU2             00/00/0000           0               0 Conventional              1
15855570          N              N/A             00/00/0000           0               0 Conventional              1
15855596          Y              PU5             00/00/0000           0               0 Conventional              1
15855604          N              N/A             00/00/0000           0               0 Conventional              1
15855612          N              N/A             00/00/0000           0               0 Conventional              1
15855620          Y              PU5             00/00/0000           0               0 Conventional              1
15855653          Y              PU2             00/00/0000           0               0 Conventional              1
15855679          N              N/A             00/00/0000           0               0 Conventional              1
15855695          N              N/A               5/1/2009           6               6 Conventional              1
15855703          Y              PU2             00/00/0000           0               0 Conventional              2
15855711          Y              PU5             00/00/0000           0               0 Conventional              1
15855729          N              N/A               5/1/2009           6               6 Conventional              1
15855737          N              N/A             00/00/0000           0               0 Conventional              2
15855745          Y              PU5               5/1/2009           6               6 Conventional              1
15855752          Y              PU5             00/00/0000           0               0 Conventional              2
15855760          Y              PU5               4/1/2009           6               6 Conventional              1
15855778          Y              PU5             00/00/0000           0               0 Conventional              1
15855794          Y              PU5             00/00/0000           0               0 Conventional              1
15855802          N              N/A             00/00/0000           0               0 Conventional              1
15855810          Y              PU5             00/00/0000           0               0 Conventional              2
15855828          Y              PU5               5/1/2008           6               6 Conventional              1
15855836          Y              PU5               5/1/2008           6               6 Conventional              1
15855844          Y              PU5               5/1/2009           6               6 Conventional              1
15855851          Y              PU5               5/1/2009           6               6 Conventional              1
15855869          Y              PU5               5/1/2009           6               6 Conventional              1
15855877          Y              PU5               5/1/2008           6               6 Conventional              1
15855885          Y              PU5               5/1/2009           6               6 Conventional              1
15855893          Y              PU1               5/1/2009           6               6 Conventional              1
15855919          N              N/A             00/00/0000           0               0 Conventional              1
15855927          Y              PU5             00/00/0000           0               0 Conventional              1
15855935          Y              PU5               5/1/2008           6               6 Conventional              1
15855943          Y              PU5             00/00/0000           0               0 Conventional              1
15855950          Y              PU1               5/1/2008           6               6 Conventional              1
15855968          Y              PU5               6/1/2008           6               6 Conventional              1
15856065          Y              PU5             00/00/0000           0               0 Conventional              1
15856099          Y              PU5             00/00/0000           0               0 Conventional              1
15856107          Y              PU5             00/00/0000           0               0 Conventional              1
15856115          Y              PU5             00/00/0000           0               0 Conventional              1
15856123          Y              PU5             00/00/0000           0               0 Conventional              1
15856131          Y              PU5             00/00/0000           0               0 Conventional              1
15856149          Y              PU1             00/00/0000           0               0 Conventional              1
15856156          Y              PU5             00/00/0000           0               0 Conventional              1
15856172          Y              PU1             00/00/0000           0               0 Conventional              1
15856180          Y              PU5             00/00/0000           0               0 Conventional              1
15856198          Y              PU5             00/00/0000           0               0 Conventional              1
15856206          N              N/A               5/1/2009           6               6 Conventional              1
15856214          N              N/A             00/00/0000           0               0 Conventional              1
15856222          Y              MI2             00/00/0000           0               0 Conventional              1
15856230          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15856248          Y              PU5             00/00/0000           0               0 Conventional              1
15856255          Y              PU5             00/00/0000           0               0 Conventional              1
15856289          Y              PU5             00/00/0000           0               0 Conventional              1
15856297          Y              PU2               5/1/2009           6               6 Conventional              1
15856305          Y              PU5             00/00/0000           0               0 Conventional              1
15856313          Y              PU5             00/00/0000           0               0 Conventional              1
15856321          Y              PU5             00/00/0000           0               0 Conventional              1
15856339          Y              PU2             00/00/0000           0               0 Conventional              1
15856347          Y              MI2             00/00/0000           0               0 Conventional              1
15856362          N              N/A               5/1/2009           6               6 Conventional              1
15856370          Y              PU1             00/00/0000           0               0 Conventional              1
15856388          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15856396          Y              PU5             00/00/0000           0               0 Conventional              1
15856404          Y              PU5               5/1/2008           6               6 Conventional              1
15856412          N              N/A             00/00/0000           0               0 Conventional              1
15856438          Y              PU5             00/00/0000           0               0 Conventional              1
15856446          Y              PU5             00/00/0000           0               0 Conventional              1
15856453          Y              PU5               5/1/2009           6               6 Conventional              1
15856479          Y              PU5             00/00/0000           0               0 Conventional              1
15856487          Y              MI3             00/00/0000           0               0 Conventional              1
15856495          Y              PU5/5/3         00/00/0000           0               0 Conventional              1
15856503          Y              PU3/2/1         00/00/0000           0               0 Conventional              1
15856511          Y              PU5               5/1/2009           6               6 Conventional              1
15856529          Y              PU1               4/1/2009           6               6 Conventional              1
15856545          Y              PU5             00/00/0000           0               0 Conventional              1
15856552          Y              PU5/4/3         00/00/0000           0               0 Conventional              1
15856560          Y              PU5             00/00/0000           0               0 Conventional              1
15856578          N              N/A             00/00/0000           0               0 Conventional              1
15856586          Y              PU5/4/3         00/00/0000           0               0 Conventional              2
15856594          Y              PU1             00/00/0000           0               0 Conventional              1
15856610          Y              PU5             00/00/0000           0               0 Conventional              1
15856628          Y              PU1             00/00/0000           0               0 Conventional              1
15856636          Y              PU5             00/00/0000           0               0 Conventional              1
15856651          Y              PU5               5/1/2008           6               6 Conventional              1
15856677          Y              PU5             00/00/0000           0               0 Conventional              1
15856685          Y              MI6               4/1/2009           6               6 Conventional              1
15856693          Y              MI6               5/1/2009           6               6 Conventional              1
15856719          Y              MI6               5/1/2009           6               6 Conventional              1
15856735          Y              PU5             00/00/0000           0               0 Conventional              1
15856743          Y              PU5               5/1/2008           6               6 Conventional              1

                                    EXHIBIT E
                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To: U.S. Bank National Association
    60 Livingston Avenue
    Mailcode EP-MN-WS3D
    St. Paul, MN 55107

     Re: Pooling and Servicing Agreement dated as of July 1, 2006 among Asset Backed Funding Corporation, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer and U.S. Bank National Association, as trustee.

     All capitalized terms used herein shall have the means ascribed to them in the Pooling and Servicing Agreement (the "Agreement") referenced above.

     In connection with the administration of the Mortgage Loans held by you as Trustee pursuant to the Agreement, we request the release, and hereby acknowledge receipt, of the Trustee's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____ 1.   Mortgage Paid in Full

_____ 2.   Foreclosure

_____ 3.   Substitution

_____ 4.   Other Liquidation (Repurchases, etc.)

_____ 5.   Nonliquidation               Reason:
                                                --------------------------------


                                        By:
                                            ------------------------------------
                                            (authorized signer)

                                        Issuer:
                                                --------------------------------
                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        Date:
                                              ----------------------------------

Custodian
The Bank of New York

     Please acknowledge the execution of the above request by your signature and date below:


-------------------------------------   ----------------------------------------
Signature                               Date


Documents returned to Custodian:


-------------------------------------   ----------------------------------------
Custodian                               Date

                                   EXHIBIT F-1
                          FORM OF INITIAL CERTIFICATION

                                                                            Date

Asset Backed Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Litton Loan Servicing LP
4828 Loop Central Drive
Houston, Texas 77081

     Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2006, among Asset Backed Funding Corporation, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee (the "Trustee"), with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6.

Ladies and Gentlemen:

     In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that it received confirmation from the Custodian that the Custodian has received the documents listed in Section 2.01 of the Pooling and Servicing Agreement for each Mortgage File pertaining to each Mortgage Loan listed on Schedule A, to the Pooling and Servicing Agreement, subject to any exceptions noted on Schedule I hereto.

     Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is subject in all respects to the terms of Section
2.02 of the Pooling and Servicing Agreement and the Pooling and Servicing Agreement sections cross-referenced therein.

                                        [                                      ]
                                         --------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                      F-1-1

                                   EXHIBIT F-2
                           FORM OF FINAL CERTIFICATION

                                                                          [Date]

Asset Backed Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Litton Loan Servicing LP
4828 Loop Central Drive
Houston, Texas 77081

     Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2006, among Asset Backed Funding Corporation, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee (the "Trustee"), with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6

Ladies and Gentlemen:

     In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedules (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it received confirmation from the Custodian that the Custodian has received the applicable documents listed in Section 2.01 of the Pooling and Servicing Agreement.

     The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is qualified in all respects by the terms of said Pooling and Servicing Agreement.

                                        [                                      ]
                                         --------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                      F-2-1

                                   EXHIBIT F-3
                        FORM OF RECEIPT OF MORTGAGE NOTE

Asset Backed Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

     Re:  C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6

Ladies and Gentlemen:

     Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of July 1, 2006, among Asset Backed Funding Corporation, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee, we have received confirmation from the Custodian that the Custodian has received the original Mortgage Note with any exceptions thereto listed on Exhibit 1.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is qualified in all respects by the terms of said Pooling and Servicing Agreement.

                                        [                                      ]
                                         --------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                      F-3-1

                                    EXHIBIT G
                        MORTGAGE LOAN PURCHASE AGREEMENT

================================================================================

                        ASSET BACKED FUNDING CORPORATION

                                  as Purchaser

                                       and

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

                                    as Seller

                        MORTGAGE LOAN PURCHASE AGREEMENT

                  Fixed-Rate and Adjustable-Rate Mortgage Loans

                             C-BASS 2006-CB6 Trust,
         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6

                            Dated as of July 1, 2006

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I DEFINITIONS                                                         1

Section 1.01. Definitions................................................     1

ARTICLE II SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE ............     2

Section 2.01. Sale of Mortgage Loans.....................................     2
Section 2.02. Obligations of Seller Upon Sale............................     2
Section 2.03. Payment of Purchase Price for the Mortgage Loans...........     4

ARTICLE III REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH .........     5

Section 3.01. Seller Representations and Warranties Relating to the
                 Mortgage Loans..........................................     5
Section 3.02. Seller Representations and Warranties......................    13

ARTICLE IV SELLER'S COVENANTS ...........................................    16

Section 4.01. Covenants of the Seller....................................    16

ARTICLE V TERMINATION ...................................................    17

Section 5.01. Termination................................................    17

ARTICLE VI MISCELLANEOUS PROVISIONS .....................................    17

Section 6.01. Amendment..................................................    17
Section 6.02. Governing Law..............................................    17
Section 6.03. Notices....................................................    17
Section 6.04. Severability of Provisions.................................    18
Section 6.05. Counterparts...............................................    18
Section 6.06. Further Agreements.........................................    18
Section 6.07. Intention of the Parties...................................    18
Section 6.08. Successors and Assigns; Assignment of this Agreement.......    19
Section 6.09. Survival...................................................    19

Schedule I    Mortgage Loan Schedule
Schedule II   Early Pay Default Loans

     MORTGAGE LOAN PURCHASE AGREEMENT, dated as of July 1, 2006 (the "Agreement"), between CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC ("C-BASS" or the "Seller") and ASSET BACKED FUNDING CORPORATION (the "Purchaser").

                                   WITNESSETH:

     WHEREAS, the Seller is the owner of either the notes or other evidence of indebtedness (the "Mortgage Notes") or other evidence of ownership so indicated on Schedule I hereto, and the other documents or instruments constituting the Mortgage File (collectively, the "Mortgage Loans"); and

     WHEREAS, the Seller, as of the date hereof, owns the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights (a) to any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) to the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

     WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser and the Purchaser purchase the Mortgage Loans from the Seller pursuant to the terms of this Agreement; and

     WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement, dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, the Seller, Litton Loan Servicing LP ("Litton"), as servicer, and U.S. Bank National Association, as trustee (the "Trustee"), the Purchaser will convey the Mortgage Loans to C-BASS 2006-CB6 Trust.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions.

     All capitalized terms used but not defined herein and below shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

     "ALTA": The American Land Title Association or any successor thereto.

     "Custodian": A custodian acceptable to the Trustee, which may be the Trustee and which shall not be the Seller or any affiliate of the Seller. The initial Custodian shall be The Bank of New York.

     Insurance Agreement: With respect to any FHA Mortgage Loan, the insurance contract issued by the FHA.

                                   ARTICLE II

                SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.01. Sale of Mortgage Loans.

     The Seller does hereby agree to and does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, on the Closing Date, all its right, title and interest in and to (i) each Mortgage Loan and the related Cut-off Date Principal Balance thereof, including any Related Documents; (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date; (iii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iv) its interest in any insurance policies in respect of the Mortgage Loans; and (v) all proceeds of any of the foregoing.

     Section 2.02. Obligations of Seller Upon Sale.

     (a) In connection with any transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (x) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (y) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all the Mortgage Loans specifying, among other things, for each Mortgage Loan, as of the Cut-off Date, its account number and Cut-off Date Principal Balance. Such file (the "Mortgage Loan Schedule") which is included as Exhibits D-1 and D-2 to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

     In connection with such transfer and assignment of the Mortgage Loans, the Seller shall, on behalf of the Purchaser, deliver to and deposit with, the Custodian, as the agent of the Trustee, the following documents or instruments (with respect to each Mortgage Loan, a "Mortgage File") with respect to each Mortgage Loan so transferred and assigned:

          (i) the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: "Pay to the order of U.S. Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, without recourse," or with respect to any lost Mortgage Note, an original lost note affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

          (iii) an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "U.S. Bank

     National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, without recourse";

          (iv) an original copy of any intervening assignment of Mortgage showing a complete chain of assignments;

          (v) the original or a certified copy of the lender's title insurance policy;

          (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

          (vii) for each FHA Loan, the original mortgage insurance certificate.

     If any of the documents referred to in Section 2.02(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Custodian no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If, pursuant to Section 2.02(v) above, the original lender's title insurance policy was required to be delivered and was not, the Seller shall deliver or cause to be delivered to the Custodian, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original to be delivered to the Custodian, promptly upon receipt thereof. The Seller shall deliver or cause to be delivered to the Custodian promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

     Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or deliver such missing document to the Custodian (or within 90 days of the earlier of Seller's discovery or receipt of notification if such defect would cause the Mortgage Loan not to be a "qualified mortgage" for REMIC purposes). If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03 of the Pooling and Servicing Agreement.

     The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.01.

     The parties hereto intend that the transaction set forth herein be a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

     (b) The Seller shall cause the Assignments of Mortgage which were delivered in blank to be completed and shall cause all Assignments referred to in Section 2.02(iii) hereof and, to the extent necessary, in Section 2.02(iv) hereof to be recorded; provided, however, the Seller need not cause to be recorded any Assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller to the Trustee and the Rating Agencies, the recordation of such Assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan. Under the terms of the Pooling and Servicing Agreement, the Seller shall be required to deliver such assignments for recording within 30 days of the Closing Date. The Seller shall furnish the Custodian with a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded. In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date the Seller shall cause to be completed such endorsements in the following form: "Pay to the order of U.S. Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, without recourse."

     Section 2.03. Payment of Purchase Price for the Mortgage Loans.

     In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, as directed by the Seller, an amount equal to $803,354,832.31 in respect of the Mortgage Loans (the "Purchase Price"), net of an expense reimbursement amount of $85,862.91 (the "Expense Reimbursement Amount"). The Expense Reimbursement Amount shall reimburse the Purchaser for the Purchaser's Securities and Exchange Commission registration statement fees and the Purchaser's registration statement administration fees allocable to the Trust. The Seller shall pay, and be billed directly for, all reasonable expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the prospectus relating to the Certificates, blue sky registration fees and expenses, fees and reasonable expenses of Purchaser's counsel, fees of the rating agencies requested to rate the Certificates, accountant's fees and expenses and the fees and expenses of the Trustee and other out-of-pocket costs, if any. If the Purchaser shall determine that the Expense Reimbursement Amount is not sufficient to reimburse the Purchaser for all reasonable expenses incurred by it that are subject to reimbursement by the Seller hereunder as described above, the Seller shall promptly reimburse the Purchaser for such additional amounts upon written notice by the Purchaser to the Seller.

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

     Section 3.01. Seller Representations and Warranties Relating to the Mortgage Loans. The Seller hereby represents and warrants to the Purchaser, with respect to the Mortgage Loans, that as of the Closing Date or as of such date specifically provided herein:

     (a) The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date.

     (b) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

     (c) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage and the interests of the Certificateholders, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except, in connection with an assumption agreement approved by the title insurer, to the extent required by the policy and, in the case of an FHA Loan, to the extent required by the related Insurance Agreement, and which assumption agreement has been delivered to the Trustee and the terms of which are reflected in the Mortgage Loan Schedule.

     (d) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

     (e) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. All acts required to be performed to preserve the rights and remedies of the Trustee in any such insurance policies have been performed including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

     (f) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws or disclosure laws applicable to the origination or servicing of the Mortgage Loans, including, without limitation, any provisions relating to prepayment penalties, have been complied with.

     (g) The Mortgage has not been satisfied, canceled, subordinated (other than, with respect to second lien loans, the subordination to the first lien loan) rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

     (h) The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and, in the case of FHA Loans, to the FHA, and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan, (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property, and (4) with respect to any second lien mortgage loan, the lien of the related first mortgage loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

     (i) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms (including, without limitation, any provisions therein relating to prepayment penalties).

     (j) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the mortgagee pursuant to the Mortgage Note or Mortgage.

     (k) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loans and has good and marketable title to each

Mortgage Loan, free and clear of any and all liens, pledges, charges, claims, participation interests, mortgages, security interests or encumbrances or other interests of any nature and has full right and authority to sell and assign the same.

     (l) Each Mortgage Loan, unless listed on Exhibit V to the Pooling and Servicing Agreement, is covered by an ALTA mortgagee title insurance policy acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to
(1) Fannie Mae and Freddie Mac and (2) the FHA, in the case of an FHA Loan and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (h)(1) and (2) above) the Seller, its successors and assigns as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the mortgage interest rate and/or monthly payment including any negative amortization thereunder. Additionally, such mortgagee title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such mortgagee title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy.

     (m) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

     (n) The collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage servicing industry.

     (o) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act.

     (p) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage.

     (q) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

     (r) No Mortgage Loan contains provisions pursuant to which monthly payments are (1) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor,
(2) paid by any source other than the Mortgagor or (3) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

     (s) The Mortgage Note, the Mortgage, the Assignment and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Pooling and Servicing Agreement have been delivered to the Trustee or its designee, all in compliance with the specific requirements of the Pooling and Servicing Agreement.

     (t) If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae's eligibility requirements.

     (u) None of the Mortgage Loans are secured by a leasehold estate or constitute other than real property under applicable state law.

     (v) The rights with respect to each Mortgage Loan are assignable by the Seller without the consent of any Person other than consents which will have been obtained on or before the Closing Date.

     (w) The Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller.

     (x) All parties which have had any interest in each Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, and including, without limitation, the Seller, are (or during the period in which they held and disposed such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the property securing the Mortgage is located to the extent that any non-compliance thereunder would affect the value or marketability of the Mortgage Loans.

     (y) To the best of Seller's knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

     (z) The Mortgaged Property is free from material damage.

     (aa) Each Mortgage Loan has been serviced by the Servicer in accordance with the terms thereof and Applicable Regulations.

     (bb) No Mortgage Loan was made in connection with (a) facilitating the trade-in or exchange of a Mortgaged Property or (b) the construction or rehabilitation of a Mortgaged Property, unless the Mortgage Loan is a construction-to-permanent mortgage loan listed on the Mortgage Loan Schedule which has been fully disbursed, all construction work is complete and a completion certificate has been issued.

     (cc) The Servicer has fully furnished in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

     (dd) There is no proceeding pending for the total or partial condemnation and no eminent domain proceedings pending affecting any Mortgaged Property.

     (ee) There was no fraud involved in the origination of any Mortgage Loan by the applicable mortgagee or Mortgagor, and to the best of the Seller's knowledge, there was no fraud by the appraiser or any other party involved in the origination of any such Mortgage Loan.

     (ff) Each mortgage file contains an appraisal of or a broker's price opinion regarding the related Mortgaged Property indicating an appraised value equal to the appraised value identified for such Mortgaged Property on the Mortgage Loan Schedule. Each appraisal has been prepared on Fannie Mae or Freddie Mac forms.

     (gg) No improvements on any Mortgaged Property encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon such Mortgaged Property unless there exists in the applicable Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments.

     (hh) With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Servicer and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow advances or other charges or payments due the Servicer have been capitalized under any Mortgage or the related Note.

     (ii) No Mortgage Loan provides for the payment of a prepayment penalty beyond the five year term following the origination of such Mortgage Loan.

     (jj) No Mortgage Loan is subject to any pending bankruptcy or insolvency proceeding. To the Seller's best knowledge, no material litigation or lawsuit relating to any Mortgage Loan is pending.

     (kk) The Seller used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated or acquired by the Seller.

     (ll) The sale, transfer, assignment and conveyance of Mortgage Loans by the Seller pursuant to this Agreement will not result in any tax, fee or governmental charge (other than income taxes and related taxes) payable by the Seller, the Depositor or the Trustee to any federal, state or local government other than taxes which have or will be paid by the Seller as due ("Transfer Taxes"). In the event that the Depositor or the Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Mortgage Loans, other than any taxes to be paid by the creditor, on written demand by the Depositor or the Trustee, or upon the Seller's otherwise being given notice thereof by the Depositor or the Trustee, the Seller shall pay, and otherwise indemnify and hold the Depositor and the Trustee harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Certificateholders, the Trustee and the Depositor shall have no obligation to pay such Transfer Taxes).

     (mm) No Mortgage Loan is subject to the provisions of the Home Ownership and Equity Protection Act of 1994, as amended, or in violation of, or classified as a "high cost," "threshold," "predatory" or "covered" loan under any other applicable state, federal or local law.

     (nn) With respect to the Mortgage Loans, the Mortgaged Properties securing repayment of the related Mortgage Note, consist of a fee simple interest in a single parcel or two contiguous parcels of real property improved by a (A) one-family dwelling, (B) two-to four family dwelling, (C) one-family unit in a Fannie Mae eligible condominium project, (D) one-family dwelling in a planned unit development which is not a co-operative, (E) multi-family dwelling or (F) mobile home or manufactured dwelling which constitutes real property.

     (oo) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration except, in the case of an FHA Loan, by written instruments, and the substance of which waiver has been approved by the FHA to the extent required by the applicable Insurance Agreement.

     (pp) The Seller has no actual knowledge that with respect to any Mortgage
Loan: (1) the Servicer has sent a notice of default to the related Mortgagor which the Servicer is currently seeking to enforce or (2) any foreclosure proceedings have been commenced or acceleration been declared which is currently pending. The Seller is not transferring any Mortgage Loan to the Purchaser with the intention or knowledge that the Purchaser or the Trust will acquire the related Mortgaged Property.

     (qq) As of the Cut-off Date, none of the Mortgage Loans are 30 or more days contractually delinquent. The Seller has not waived any default, breach, violation or event of acceleration, and the Seller has not taken any action to waive any default, breach, violation or event of acceleration, with respect to any Mortgage Loan.

     (rr) Each Mortgage Loan is a "qualified mortgage" within the meaning of
Section 860 G(a)(3) of the Code.

     (ss) With respect to any Adjustable-Rate Mortgage Loan, all rate adjustments have been performed in accordance with the terms of the related Mortgage Note or subsequent modifications, if any.

     (tt) None of the proceeds of any Mortgage Loan were used to finance single-premium credit insurance policies.

     (uu) Each Mortgage Loan is directly secured by a Mortgage on a residential property, and either (1) substantially all of the proceeds of the Mortgage Loan were used to acquire, improve or protect the portion of the residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and the interest in real property was the only security for the Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures the Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on the interest in real property that is senior to the Mortgage Loan, unless the Mortgage Loans include all of a first lien loan and a second lien loan on the same Mortgaged Property, in which case the 80% test shall be applied in the aggregate, and (b) a proportionate amount of any lien on the interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) the Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of the Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3, and (b) the "significant modification" did not occur at a time when the Mortgage Loan was in default or when default with respect to the Mortgage Loan was reasonably foreseeable.

     (vv) With respect to each Mortgage Loan that is a mobile or manufactured housing unit, such unit is a "single family residence" within the meaning of
Section 25(e)(1) of the Code, and has a minimum of 400 square feet of living space, a minimum width of 102 inches and is of a kind customarily used at a fixed location.

     (ww) None of the Mortgage Loans originated in the State of New York are subject to Section 6.1 of the New York State Banking Law.

     (xx) No Mortgage Loan (other than a Mortgage Loan that is a New Jersey covered purchase loan) is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then-current S&P's LEVELS(R) Glossary which is now Version 5.7, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

     (yy) With respect to any Mortgage Loan that is secured by a second lien on the related Mortgaged Property, either (i) no consent for the Mortgage Loan is required by the holder of any related senior lien, or (ii) such consent has been obtained and is contained in the Mortgage File.

     (zz) In any case in which a Mortgage Loan is secured by a second lien and a senior lien on the related Mortgaged Property provides for negative amortization or deferred interest, the balance of such senior lien on the related Mortgaged Property used to calculate the Combined Loan-to-Value Ratio for the Mortgage Loan is based on the maximum amount of negative amortization possible under such senior loan.

     (aaa) With respect to a Mortgage Loan which is a second lien, as of the date hereof, the Seller has not received a notice of default of a senior lien on the related Mortgaged Property which has not been cured.

     (bbb) The Prepayment Charges included in the transaction are enforceable and were originated in compliance with all federal, state and local laws.

     (ccc) Information provided to the rating agencies, including the loan level detail, is true and correct according to the rating agency requirements.

     (ddd) At the time of their origination, all FHA Loans conformed to HUD origination guidelines.

     (eee) With respect to the Mortgage Loans set forth on Schedule II hereto the related mortgagor will make its indicated monthly payment by the date set forth on Schedule II.

     With respect to the representations and warranties set forth in this
Section 3.01 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer or the Trustee as set forth in Section 2.04 of the Pooling and Servicing Agreement that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     Upon discovery by the Depositor, the Seller, the Servicer, the Purchaser or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties contained in this Article III or Section 2.04 of the Pooling and Servicing Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others. It is understood by the parties hereto that a breach of the representations and warranties made in this Section 3.01(mm) and (xx) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee. Within 90 days of the earlier of its discovery or its receipt of notice of any such breach of a representation or warranty, the Seller shall promptly cure such breach in all material respects, or in the event such breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, in accordance with Section 2.03 of the Pooling and Servicing Agreement.

     Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments (or within 90 days of the earlier of the Seller's discovery or receipt of notification if such defect would cause the Mortgage Loan not to be a "qualified mortgage" for REMIC purposes), or in the event such defect cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, within such time periods and in accordance with Section 2.03 of the Pooling and Servicing Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser notwithstanding any restrictive or qualified endorsement or assignment.

     It is understood and agreed that the obligations of the Seller set forth in this Section 3.01 to cure, repurchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Purchaser respecting a missing or defective document or a breach of the representations or warranties contained in this Section 3.01.

     Section 3.02. Seller Representations and Warranties.

     The Seller hereby represents and warrants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

          (i) The Seller is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans, or (d) its ability to foreclose on the related Mortgaged Properties.

          (ii) The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the Seller's legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement of such terms may be limited by (1) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies, (2) general equity principals (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (3) public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

          (iii) The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Seller to conduct its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations as shall have been obtained or filed, as the case may be, prior to the Closing Date.

          (iv) The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its Limited Liability Company Agreement, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

          (v) No certificate of an officer, written statement or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

          (vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller's business.

          (vii) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans, nor is the Seller aware of any pending insolvency.

          (viii) The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to any order or decree of any court, or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties, or materially and adversely affect the performance of any of its duties hereunder.

          (ix) There are no actions or proceedings against, or investigations of, the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (i) that, if determined adversely, would prohibit the Seller from entering into this Agreement and the Pooling and Servicing Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) that, if determined adversely, would prohibit or materially and adversely affect the Seller's performance of any of its respective obligations under, or the validity or enforceability of, this Agreement and the Pooling and Servicing Agreement.

          (x) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claims.

          (xi) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          (xii) The Seller understands that (a) the Private Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Securities Act") or registered or qualified under any state securities law and are being transferred to the Seller in a transaction that is exempt from the registration requirements of the Securities Act, (b) the Purchaser is not required to so register or qualify the Private Certificates, (c) the Private Certificates may be not be resold or transferred other than in accordance with the Pooling and Servicing Agreement unless they are (1) registered pursuant to the Securities Act and registered and qualified pursuant to any state securities law, or (2) sold or transferred in transactions which are exempt from such registration and qualification, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Private Certificates and (e) the Private Certificates will bear a legend to the foregoing effect.

          (xiii) The Seller is acquiring the Private Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Securities Act or any applicable state securities laws and the Seller will sell or transfer the Private Certificates only in the manner contemplated by the Pooling and Servicing Agreement.

          (xiv) The Seller (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Private Certificates, such that it is capable of evaluating the merits and risks of investment in the Private Certificates, (b) has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision, (c) is able to bear the economic risks of such an investment and (d) is a qualified institutional buyer, as such term is defined in Rule 144A under the Securities Act.

          (xv) The Seller confirms that (a) it has had the opportunity to ask questions of and receive answers from the Purchaser concerning the purchase of the Private Certificates and all matters relating thereto or any additional information deemed necessary by the Seller to its decision to purchase the Private Certificates and (b) it has undertaken its own independent analysis of the investment in the Private Certificates. The Seller will not use or disclose any information it receives in connection with its purchase of the Private Certificates other than in connection with a subsequent sale of the Private Certificates, except to the extent that any such information is publicly available without the Seller's breach of its obligations specified in this sentence.

          (xvi) The Seller has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Private

     Certificate, any interest in any Private Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Private Certificate, any interest in any Private Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Private Certificate, any interest in any Private Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (d) above) would constitute a distribution of any Private Certificate under the Securities Act, that would render the disposition of any Private Certificate a violation of Section 5 of the Securities Act or any state securities law, that would constitute a public offering of the Private Certificates under the Securities Act or that would require registration or qualification of the Private Certificates under the Securities Act or any state or foreign securities laws. The Seller will not sell or otherwise transfer any of the Private Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

          (xvii) The Seller was not formed solely to acquire the Private Certificates.

          (xviii) The Seller will not sell or otherwise transfer any Private Certificates or interest therein except in compliance with the provisions of the Pooling and Servicing Agreement.

          (xix) The Seller is not an employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), (collectively, an "ERISA Plan"), and is not acting on behalf of, as named fiduciary of, as trustee of, or investing the assets of an ERISA Plan.

          (xx) The Seller is not transferring the Mortgage Loans to the Purchaser hereunder with any intent to hinder, delay or defraud any of its creditors.

                                   ARTICLE IV

                               SELLER'S COVENANTS

     Section 4.01. Covenants of the Seller.

     The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                    ARTICLE V

                                   TERMINATION

     Section 5.01. Termination.

     The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

     Section 6.01. Amendment.

     This Agreement may be amended from time to time by the Seller and the Purchaser, by written agreement signed by the Seller and the Purchaser.

     Section 6.02. Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to the conflicts of laws provisions thereof (other than Section 5-1401 of the General Obligations Law).

     Section 6.03. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

          if to the Seller:

          Credit-Based Asset Servicing and Securitization LLC
          335 Madison Avenue
          19th Floor
          New York, New York 10017
          Attention: General Counsel

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

          if to the Purchaser:

          Asset Backed Funding Corporation.
          214 North Tyron Street
          Charlotte, North Carolina 28255
          Attention: Daniel B. Goodwin

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

     Section 6.04. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 6.05. Counterparts.

     This Agreement may be executed in one or more counterparts by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 6.06. Further Agreements.

     The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Certificates representing interests in the Mortgage Loans.

     Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of investment grade securities rated by the Rating Agencies.

     Section 6.07. Intention of the Parties.

     It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than the pledging of the Mortgage Loans by the Seller to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes and all other purposes as a sale by the Seller and a purchase by the Purchaser of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

     Section 6.08. Successors and Assigns; Assignment of this Agreement.

     This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and which consent shall be at the Purchaser's sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

     Section 6.09. Survival.

     The representations and warranties set forth in Sections 3.01 and 3.02 hereof shall survive the purchase of the Mortgage Loans hereunder.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                               ASSET BACKED FUNDING CORPORATION,
                                               as Purchaser


                                               By: /s/ Bruce W. Good
                                                   -----------------------------
                                               Name: Bruce W. Good
                                               Title: Vice President


                                               CREDIT-BASED ASSET SERVICING AND
                                               SECURITIZATION LLC,
                                               as Seller


                                               By: /s/ David A. Chin
                                                   -----------------------------
                                               Name: David A. Chin
                                               Title: Vice President

                            [Signature Page to MLPA]

STATE OF NORTH CAROLINA )
                        )   ss.:
COUNTY OF MECKLENBURG   )

     On the 31st day of July, 2006 before me, a Notary Public in and for said State, personally appeared Bruce W. Good, known to me to be a Vice President of Asset Backed Funding Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 /s/  E. Blair Autrey
                                          --------------------------------------
                                                       Notary Public

                                          My commission expires October 4, 2010.

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

     On the 31st day of July, 2006 before me, a Notary Public in and for said State, personally appeared David A. Chin, known to me to be a Vice President of Credit-Based Asset Servicing and Securitization LLC, the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 /s/  Carmen S. Mercado
                                            ------------------------------------
                                                        Notary Public

                                            My commission expires June 22, 2007.

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

     Attached as Exhibits D-1 and D-2 to the Pooling and Servicing Agreement






















                                  Schedule I-1

                                   SCHEDULE II

                             EARLY PAY DEFAULT LOANS






















                                  Schedule II-1

LOANKEY              LOANNO         UPBS        PAYMENT TO MAKE   TO BE DUE FOR
AMQ125141969188     15836182     210,450.81         8/1/2006         9/1/2006
AMQ125143409886     15836307     106,917.59         7/1/2006         8/1/2006
AMQ125144291424     15836398     384,800.00         7/1/2006         8/1/2006
AMQ125144405784     15836414     257,425.83         7/1/2006         8/1/2006
AMQ125144720463     15836463     232,000.00         7/1/2006         8/1/2006
AMQ125144882222     15836489     256,500.00         7/1/2006         8/1/2006
AMQ125145037081     15836521     204,213.85         7/1/2006         8/1/2006
AMQ125145039665     15836539     223,250.00         7/1/2006         8/1/2006
AMQ125145186300     15836596     458,193.69         7/1/2006         8/1/2006
AMQ125145207445     15836612     319,997.61         7/1/2006         8/1/2006
AMQ125145296620     15836638     135,118.02         8/1/2006         9/1/2006
AMQ125145382586     15836695     245,939.36         7/1/2006         8/1/2006
AMQ125145418141     15836711     123,295.64         7/1/2006         8/1/2006
AMQ125145547220     15836778      95,345.56         8/1/2006         9/1/2006
AMQ125145592366     15836810     272,500.00         7/1/2006         8/1/2006
AMQ125145718300     15836877     152,000.00         8/1/2006         9/1/2006
AMQ125145799045     15836943     225,147.42         7/1/2006         8/1/2006
AMQ125145821989     15836968     197,637.59         7/1/2006         8/1/2006
AMQ125145898144     15837024     137,447.94         7/1/2006         8/1/2006
AMQ125145975926     15837057     213,035.78         7/1/2006         8/1/2006
AMQ125146003389     15837081     162,450.00         7/1/2006         8/1/2006
AMQ125146134663     15837164     309,658.46         7/1/2006         8/1/2006
AMQ125146273800     15837248     237,482.52         7/1/2006         8/1/2006
AMQ125146297148     15837289     299,801.26         7/1/2006         8/1/2006
AMQ125146346200     15837339     139,754.02         7/1/2006         8/1/2006
AMQ125146434022     15837461     354,682.26         7/1/2006         8/1/2006
AMQ125146615901     15837578     165,291.98         7/1/2006         8/1/2006
AMQ125146623442     15837602     249,498.48         7/1/2006         8/1/2006
AMQ125146632286     15837610     440,574.99         7/1/2006         8/1/2006
AMQ125146690342     15837677     129,736.03         7/1/2006         8/1/2006
AMQ125146768908     15837776     242,382.58         7/1/2006         8/1/2006
AMQ125146783725     15837792     140,892.49         7/1/2006         8/1/2006
AMQ125146834049     15837867     280,000.00         8/1/2006         9/1/2006
AMQ125146844428     15837883     132,751.51         7/1/2006         8/1/2006
AMQ125146885801     15837941     226,638.63         7/1/2006         8/1/2006
AMQ125146917240     15838006     152,670.66         7/1/2006         8/1/2006
AMQ125146938584     15838048     427,500.00         7/1/2006         8/1/2006
AMQ125146944806     15838063     302,070.60         8/1/2006         9/1/2006
AMQ125146950282     15838071     195,283.44         7/1/2006         8/1/2006
AMQ125146952387     15838097     130,828.86         7/1/2006         8/1/2006
AMQ125146971585     15838147     133,728.39         7/1/2006         8/1/2006
AMQ125146983408     15838170     220,063.93         7/1/2006         8/1/2006
AMQ125147002406     15838303     174,648.93         7/1/2006         8/1/2006
AMQ125147026249     15838337     228,655.81         7/1/2006         8/1/2006
AMQ125147061469     15838428     125,400.00         7/1/2006         8/1/2006
AMQ125147091284     15838485     345,761.57         7/1/2006         8/1/2006
AMQ125147094148     15838493     161,622.32         7/1/2006         8/1/2006
AMQ125147116727     15838550     331,198.76         8/1/2006         9/1/2006
AMQ125147170740     15838667     161,618.57         7/1/2006         8/1/2006
AMQ125147189047     15838691     351,743.97         8/1/2006         9/1/2006
AMQ125147204622     15838766     224,458.66         8/1/2006         9/1/2006
AMQ125147207062     15838774     149,879.06         7/1/2006         8/1/2006
AMQ125147217848     15838808     168,684.69         7/1/2006         8/1/2006
AMQ125147234868     15838857     141,033.32         8/1/2006         9/1/2006
AMQ125147238562     15838881     234,978.07         8/1/2006         9/1/2006
AMQ125147254064     15838915     119,704.77         7/1/2006         8/1/2006
AMQ125147256283     15838923     199,496.53         7/1/2006         8/1/2006
AMQ125147318422     15839079     138,903.52         7/1/2006         8/1/2006
AMQ125147372882     15839210     143,736.68         8/1/2006         9/1/2006
AMQ125147385488     15839236     177,696.84         7/1/2006         8/1/2006
AMQ125147389506     15839251     161,204.40         7/1/2006         8/1/2006
AMQ125147392120     15839269     176,467.56         7/1/2006         8/1/2006
AMQ125147419162     15839335     148,233.71         7/1/2006         8/1/2006
AMQ125147419246     15839343     242,630.91         7/1/2006         8/1/2006
AMQ125147419840     15839368     104,050.00         8/1/2006         9/1/2006
AMQ125147446306     15839442     117,261.40         7/1/2006         8/1/2006
AMQ125147454409     15839475     556,847.83         7/1/2006         8/1/2006
AMQ125147462766     15839509     251,349.86         8/1/2006         9/1/2006
AMQ125147480081     15839574     276,828.23         7/1/2006         8/1/2006
AMQ125147489249     15839590     390,079.40         7/1/2006         8/1/2006
AMQ125147522403     15839699     306,172.31         7/1/2006         8/1/2006
AMQ125147522841     15839707     178,999.00         7/1/2006         8/1/2006
AMQ125147547301     15839780     153,587.48         7/1/2006         8/1/2006
AMQ125147571186     15839848     764,966.57         7/1/2006         8/1/2006
AMQ125147627608     15839962     213,750.00         7/1/2006         8/1/2006
AMQ125147689269     15840069     168,868.83         7/1/2006         8/1/2006
AMQ125147702807     15840093     118,963.84         7/1/2006         8/1/2006
AMQ125147724223     15840135     201,106.66         7/1/2006         8/1/2006
AMQ125147775605     15840226     182,472.41         8/1/2006         9/1/2006
AMQ125147792220     15840234     185,603.61         7/1/2006         8/1/2006
AMQ125147807861     15840275      97,382.78         7/1/2006         8/1/2006
AMQ125147817522     15840291     196,025.13         7/1/2006         8/1/2006
AMQ125147837140     15840341     138,779.86         7/1/2006         8/1/2006
AMQ125147838924     15840358     150,608.44         8/1/2006         9/1/2006
AMQ125147853303     15840390      83,461.66         7/1/2006         8/1/2006
AMQ125147856025     15840416     313,198.10         8/1/2006         9/1/2006
AMQ125147883383     15840481     210,662.64         8/1/2006         9/1/2006
AMQ125147908909     15840523     289,400.35         8/1/2006         9/1/2006
AMQ125147983167     15840697     275,860.18         7/1/2006         8/1/2006
AMQ125148065303     15840804     190,628.32         7/1/2006         8/1/2006
AMQ125148094766     15840853     181,574.39         7/1/2006         8/1/2006
AMQ125148095383     15840861     161,882.94         7/1/2006         8/1/2006
AMQ125148122344     15840929     127,089.39         8/1/2006         9/1/2006
AMQ125148137102     15840952     379,346.08         7/1/2006         8/1/2006
AMQ125148167083     15841026     220,619.69         7/1/2006         8/1/2006
AMQ125148284441     15841174      94,519.00         7/1/2006         8/1/2006
AMQ125148390461     15841315     143,741.78         7/1/2006         8/1/2006
AMQ125148577885     15841489     190,597.72         8/1/2006         9/1/2006
AMQ125148831944     15841596     492,337.62         7/1/2006         8/1/2006
AMQ12584989177      15841737     158,684.82         7/1/2006         8/1/2006
AMQ12584991298      15841745     194,339.02         7/1/2006         8/1/2006
AMQ12585123776      15841927     563,688.92         8/1/2006         9/1/2006
AMQ12585135697      15841950     455,656.37         7/1/2006         8/1/2006
AMQ12585149813      15841984     161,892.44         7/1/2006         8/1/2006
AMQ12585188258      15842057     276,397.72         7/1/2006         8/1/2006
AMQ12585216935      15842099     113,654.80         7/1/2006         8/1/2006
AMQ12585224574      15842115     139,358.31         7/1/2006         8/1/2006
AMQ12585255131      15842164     246,188.89         7/1/2006         8/1/2006
AMQ12585257772      15842172     135,846.56         7/1/2006         8/1/2006
AMQ12585325090      15842230     159,735.28         7/1/2006         8/1/2006
AMQ12585373694      15842297     174,800.00         7/1/2006         8/1/2006
AMQ12585394252      15842313     215,539.66         7/1/2006         8/1/2006
AMQ12592976836      15842743      99,525.13         7/1/2006         8/1/2006
AMQ12593004992      15842750     242,290.66         7/1/2006         8/1/2006
AMQ12593423952      15842842     158,222.05         7/1/2006         8/1/2006
AMQ12593649796      15842958     407,929.63         7/1/2006         8/1/2006
AMQ12593929073      15843022     145,640.14         7/1/2006         8/1/2006
AMQ12593933554      15843030     300,744.87         7/1/2006         8/1/2006
AMQ12593979359      15843048     479,498.71         7/1/2006         8/1/2006
AMQ12594011111      15843097     174,246.16         7/1/2006         8/1/2006
AMQ12595527198      15848567     150,867.87         7/1/2006         8/1/2006
AMQ12595546230      15848658     213,599.21         7/1/2006         8/1/2006
AMQ12595548434      15848682     619,657.57         7/1/2006         8/1/2006
AMQ12595552634      15848740     289,297.22         7/1/2006         8/1/2006
AMQ12595555637      15848773     168,281.78         7/1/2006         8/1/2006
AMQ12595559472      15848781     258,789.86         7/1/2006         8/1/2006
AMQ12595571998      15848880     119,485.85         7/1/2006         8/1/2006
AMQ12595572236      15848898      91,043.04         7/1/2006         8/1/2006
AMQ12595956397      15850852     222,894.56         7/1/2006         8/1/2006
AMQ12595990875      15850944     299,200.00         7/1/2006         8/1/2006
AMQ12596009832      15850993     143,744.43         7/1/2006         8/1/2006
AMQ12596027354      15851033     526,500.00         7/1/2006         8/1/2006
AMQ12596093638      15851181     319,319.48         7/1/2006         8/1/2006
AMQ12596139191      15851249     188,877.61         8/1/2006         9/1/2006
AMQ12596235270      15851298      89,777.37         7/1/2006         8/1/2006
AMQ12596292230      15851322     137,387.12         7/1/2006         8/1/2006
ARC0207003000001    15819089      73,701.11         7/1/2006         8/1/2006
CIG0829501002878    15832785      77,138.33         7/1/2006         8/1/2006
FCD01470005         15830466     142,845.29         7/1/2006         8/1/2006
FCD01470012         15830490      79,704.05         7/1/2006         8/1/2006
FCD01470038         15830524     352,000.00         8/1/2006         9/1/2006
FCD01470066         15830581     146,331.13         7/1/2006         8/1/2006
IAL0011009          15826969     104,918.51         7/1/2006         8/1/2006
IAL0011027          15827082      84,613.40         7/1/2006         8/1/2006
IAL0011032          15827124     129,374.38         7/1/2006         8/1/2006
IAL0011036          15827165     116,121.17         7/1/2006         8/1/2006
IAL0011041          15827215     171,775.97         7/1/2006         8/1/2006
MTS00910500353      15773658     269,500.00         6/1/2006         7/1/2006
MTS00910500384      15773666     326,000.00         6/1/2006         7/1/2006
NEW1721005027829    15908775     269,600.54         7/1/2006         8/1/2006
NEW1721006329813    15910821     111,000.00         7/1/2006         8/1/2006
NEW1721006355936    15910946     116,902.39         7/1/2006         8/1/2006
NEW1721006421197    15911449      92,853.40         7/1/2006         8/1/2006
NEW1721006518510    15912249     184,615.92         6/1/2006         7/1/2006
NEW1721006617823    15913205      97,887.35         9/1/2006        10/1/2006
NEW1721006630158    15913296     183,881.19         7/1/2006         8/1/2006
NEW1721006715860    15914385     330,000.00         7/1/2006         8/1/2006
NEW1721006929826    15918246     224,854.71         7/1/2006         8/1/2006
NEW1721006950301    15918758     314,442.61         7/1/2006         8/1/2006
NEW1721006963235    15919046     129,801.50         7/1/2006         8/1/2006
NEW1721007021705    15920382     202,400.81         7/1/2006         8/1/2006
NEW1721007028628    15920523     303,765.81         8/1/2006         9/1/2006
NEW1721007030009    15920598     157,883.50         7/1/2006         8/1/2006
NEW1721007039947    15920853     121,737.52         7/1/2006         8/1/2006
NEW1721007065579    15921372     226,683.25         7/1/2006         8/1/2006
NEW1721007078306    15921679      99,817.90         7/1/2006         8/1/2006
NEW1721007106277    15922230     202,300.67         7/1/2006         8/1/2006
NEW1722251938       15923980     333,268.85         8/1/2006         9/1/2006
OMM112320008161     16927139     272,835.18         7/1/2006         8/1/2006
OMM112320014231     17050691     188,968.41         8/1/2006         9/1/2006
OMM112320014901     17060005     134,894.69         7/1/2006         8/1/2006
OMM112320016022     17095506      43,746.28         7/1/2006         8/1/2006
OMM112330008331     17068305     500,904.70         7/1/2006         8/1/2006
OMM112350011921     17068990     149,973.85         7/1/2006         8/1/2006
OMM112370006131     17060104     190,000.00         8/1/2006         9/1/2006
OMM112370007391     17066655     418,327.06         7/1/2006         8/1/2006
OMM112370007551     17078387     243,710.95         7/1/2006         8/1/2006
OMM112370007601     17075284     479,795.34         7/1/2006         8/1/2006
OMM112370008191     17083965     202,363.21         7/1/2006         8/1/2006
OMM112370008571     17092909     181,451.99         7/1/2006         8/1/2006
OMM112370008841     17098765     307,500.00         7/1/2006         8/1/2006
OMM112380009861     16948077     998,847.16         7/1/2006         8/1/2006
OMM112380014791     17063025     117,481.18         7/1/2006         8/1/2006
OMM112380014971     17078502     220,973.78         7/1/2006         8/1/2006
OMM112380015241     17071085     209,969.10         7/1/2006         8/1/2006
OMM112380015242     17071093      69,990.50         7/1/2006         8/1/2006
OMM112380015571     17047572     176,222.94         8/1/2006         9/1/2006
OMM112380017361     17059635     239,946.27         7/1/2006         8/1/2006
OMM112380017691     17088618     208,188.83         7/1/2006         8/1/2006
OMM112380017692     17088626      69,738.94         7/1/2006         8/1/2006
OMM112380018251     17092370     253,193.87         7/1/2006         8/1/2006
OMM112380018841     17092412     247,434.07         7/1/2006         8/1/2006
OMM112380019141     17095829     403,913.22         7/1/2006         8/1/2006
OMM112380019591     17092446     247,950.98         7/1/2006         8/1/2006
OMM112380020061     17096926     216,962.18         8/1/2006         9/1/2006
OMM112410012451     16934952     142,802.30         7/1/2006         8/1/2006
OMM112410023711     17083387      69,951.79         9/1/2006        10/1/2006
OMM112430007192     16945990      40,288.77         7/1/2006         8/1/2006
OMM112430012662     17058405      34,496.43         7/1/2006         8/1/2006
OMM112430014682     17059718      25,995.56         8/1/2006         9/1/2006
OMM112430017682     17092578      38,614.23         7/1/2006         8/1/2006
OMM112440009821     17015793     100,366.32         7/1/2006         8/1/2006
OMM112440016701     16977274     139,168.84         7/1/2006         8/1/2006
OMM112460000341     16973935     105,535.12         7/1/2006         8/1/2006
OMM112460003481     17053935     272,571.90         7/1/2006         8/1/2006
OMM112460004821     17060187      96,941.23         7/1/2006         8/1/2006
OMM112460006591     16974073     211,500.00         7/1/2006         8/1/2006
OMM112470015581     16938946      99,830.58         7/1/2006         8/1/2006
OMM112470026111     17069907     134,807.16         8/1/2006         9/1/2006
OMM112470029711     17064031     152,935.85         7/1/2006         8/1/2006
OMM112470035871     17061060      76,950.90         8/1/2006         9/1/2006
OMM112470038571     16975245     407,759.12         7/1/2006         8/1/2006
OMM112470043921     17093089     126,884.95         7/1/2006         8/1/2006
OMM112470044781     16977951     138,242.45         7/1/2006         8/1/2006
OMM1124717522       16782906     376,891.58         7/1/2006         8/1/2006
OMM112480002682     16873465      29,985.66         7/1/2006         8/1/2006
OMM112480007141     17050592     337,448.18         7/1/2006         8/1/2006
OMM112480011592     17047192      47,245.82         7/1/2006         8/1/2006
OMM112480011611     17083155     287,943.07         7/1/2006         8/1/2006
OMM112480011631     17056631     323,925.47         7/1/2006         8/1/2006
OMM112480012221     16979593     153,964.08         7/1/2006         8/1/2006
OMM112480012671     17042565     151,900.57         7/1/2006         8/1/2006
OMM112480013352     16975468      65,242.11         8/1/2006         9/1/2006
OMM112480013531     16980567     211,954.46         7/1/2006         8/1/2006
OMM112480013532     16980575      52,995.31         7/1/2006         8/1/2006
OMM112480014211     17093519     323,956.25         7/1/2006         8/1/2006
OMM112480014541     17085804     262,338.79         8/1/2006         9/1/2006
OMM112480014802     17093352      48,736.05         7/1/2006         8/1/2006
OMM112480015091     16975575     228,754.77         7/1/2006         8/1/2006
OMM112480015191     17080292     212,386.92         7/1/2006         8/1/2006
OMM112480015332     17098609      30,997.26         7/1/2006         8/1/2006
OMM112480016172     17093600      34,247.09         8/1/2006         9/1/2006
OMM112480016281     16986788     296,424.94         7/1/2006         8/1/2006
OMM112480016542     16975765      35,691.51         7/1/2006         8/1/2006
OMM112490012071     17014275     120,337.74         7/1/2006         8/1/2006
OMM112500004482     16960817      25,534.90         7/1/2006         8/1/2006
OMM112500014521     16976623     218,175.21         7/1/2006         8/1/2006
OMM112510003451     17072554     271,444.03         7/1/2006         8/1/2006
OMM112510004741     17057100     241,978.03         7/1/2006         8/1/2006
OMM112510004821     17085275     472,375.38         7/1/2006         8/1/2006
OMM112510005052     17075748      63,741.01         7/1/2006         8/1/2006
WFI0844500014762    15855737      52,480.45         7/1/2006         8/1/2006
WFI0845200013767    15856313     184,418.20         7/1/2006         8/1/2006

                                    EXHIBIT H

                           FORM OF LOST NOTE AFFIDAVIT

     Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:
Deponent is ______________________ of _____________________________________
("Seller") and who has personal knowledge of the facts set out in this affidavit.

     On ___________________, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

     That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made. Seller's records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Seller is still owner and holder in due course of said lost note.

     Seller executes this Affidavit for the purpose of inducing U.S. Bank National Association, as trustee on behalf of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, to accept the transfer of the above described loan from Seller.

     Seller agrees to indemnify and hold harmless U.S. Bank National Association and Asset Backed Funding Corporation for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.


                                        By:
                                            ------------------------------------
                                            ------------------------------------

STATE OF                        )
                                ) SS:
COUNTY OF                       )

     On this ____ day of _______ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

     Witness my hand and Notarial Seal this ____ day of _______ 20__.

_____________________________________
_____________________________________

My commission expires
                      _______________.

                                    EXHIBIT I
                          FORM OF ERISA REPRESENTATION

U.S. Bank National Association
60 Livingston Avenue
Mailcode EP-MN-WS3D
St. Paul, MN 55107

Asset Backed Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

     Re: C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6

Ladies and Gentlemen:

     1. [The undersigned is the ______________________ of (the "Transferee") a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.] [The undersigned, ___________________, is the transferee (the "Transferee").]

     2. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among Asset Backed Funding Corporation, as depositor (the "Depositor"), Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee (the "Trustee"), no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and the Certificate Registrar (as defined in the Agreement) have received a certificate from such transferee in the form hereof.

     3. The Transferee either (x) (i) is not an employee benefit plan subject to
Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code, the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or
(ii) (except in the case of the Class R, Class R-X, Class P or Class CE Certificates) is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (y) (except in the case of a Class CE, Class P, Class R or Class R-X Certificate) shall deliver to the Certificate Registrar and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Certificate Registrar, and upon which the Certificate Registrar and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

     IN WITNESS WHEREOF, the Transferee has executed this certificate.

                                        ----------------------------------------
                                        [Transferee]


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT J-1
                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                                                          [DATE]

Asset Backed Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

U.S. Bank National Association
60 Livingston Avenue
Mailcode EP-MN-WS3D
St. Paul, MN 55107

     Re:  C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6

Ladies and Gentlemen:

     In connection with our acquisition of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (e) we agree that the Certificates must be held indefinitely by us and we acknowledge that we are able to bear the economic risk of investment in the Certificates, (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement and (h) we acknowledge that the Certificates will bear a legend setting forth the applicable restrictions on transfer.

                                        Very truly yours,
                                        [NAME OF TRANSFEREE]


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                   EXHIBIT J-2

                       FORM OF RULE 144A INVESTMENT LETTER
                                     [DATE]

Asset Backed Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

U.S. Bank National Association
60 Livingston Avenue
Mailcode EP-MN-WS3D
St. Paul, MN 55107

     Re:  C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6

Ladies and Gentlemen:

     In connection with our acquisition of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (d) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                        Very truly yours,
                                        {NAME OF TRANSFEREE]


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                                          ANNEX 1 TO EXHIBIT J-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

     The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

     i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ (1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

          ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

          ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ___ Broker-dealer. The Buyer is a dealer registered pursuant to
     Section 15 of the Securities Exchange Act of 1934.

----------
(1) Buyer must own and/or invest on a discretionary basis at least $__________ in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $__________ in securities.

          ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

          ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under
     Section 301(c) or (d) of the Small Business Investment Act of 1958.

          ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

     iii. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

     iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

     vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                        ----------------------------------------
                                        Print Name of Buyer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Date:
                                              -----------------

                                                          ANNEX 2 TO EXHIBIT J-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

     The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Buyer or Adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Buyer

                                        Date:
                                              -----------------

                                    EXHIBIT K

                 FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT

         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-CB6

STATE OF  )
          ) ss.:
COUNTY OF )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is [an officer of] ______, the proposed Transferee of an Ownership Interest in a [Class R and/or Class R-X Certificates] (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Certificates, among Asset Backed Funding Corporation, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 5.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

     7. The Transferee historically has paid its debts as they have become due.

     8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

     9. The taxpayer identification number of the Transferee's nominee is
___________.

     10. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

     11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other person.

     13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

     14. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                     * * *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                        ----------------------------------------
                                        Print Name of Transferee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     Personally appeared before me the above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _____ day of ___________________, ____

                                        _______________________________________
                                        NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        ______________, ____

                                  ATTACHMENT A

                                       to

 AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986,
                    AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

- The consideration paid to the Transferee to acquire the Residual Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.

                                       OR

- The transfer of the Residual Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

     (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

     (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

     (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations
          Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

     (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

     (v) in the event of any transfer of the Residual Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                    EXHIBIT L

                         FORM OF TRANSFEROR CERTIFICATE

                                                                          [DATE]

U.S. Bank National Association
60 Livingston Avenue
Mailcode EP-MN-WS3D
St. Paul, MN 55107

Asset Backed Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

     Re: C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6

Ladies and Gentlemen:

     In connection with our disposition of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6 (the "Certificates"), we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of a Class R or Class R-X Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of a Class R or Class R-X Certificate is to impede the assessment or collection of tax.

                                        Very truly yours,

                                        [                                      ]
                                         --------------------------------------


                                        By:
                                            ------------------------------------

                                    EXHIBIT M

            FORM OF OFFICER'S CERTIFICATE WITH RESPECT TO PREPAYMENTS

                              Officer's Certificate
         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6

[Date]

Via Facsimile

U.S. Bank National Association, as Trustee
60 Livingston Avenue
Mailcode EP-MN-WS3D
St. Paul, MN 55107

     Re: Prepayments

Dear Sir or Madam:

     __________________ hereby certifies that he/she is an officer of the Servicer, holding the office set forth beneath his/her name and hereby further certifies as follows with respect to the Mortgage Loans set forth in the attached schedule:

     1. A Principal Prepayment in full was received during the related Collection Period;

     2. Any prepayment charge due under the terms of the Mortgage Note with respect to such Principal Prepayment in Full was received from the mortgagor and deposited in the Collection Account; ____ Yes ____ No

     3. As to each Mortgage Loan so noted on the attached schedule, all or part of the prepayment charge required in connection with the Principal Prepayment in Full was waived based upon (Circle one): (i) the related Mortgage Loan being in default or foreseeable default and such waiver (a) was standard and customary in servicing mortgage loans similar to the Mortgage Loans and (b) the Servicer's determination that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such prepayment penalty, (ii)(A) the enforceability thereof be limited (1) by bankruptcy insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law or
          (iii) the Servicer not being provided with information sufficient to enable it to collect the prepayment charge;

     4. We certify that all amounts due in connection with the waiver of a prepayment charge inconsistent with number 3 above which are required to be deposited by the Servicer pursuant to Section 3.01 of the Pooling and Servicing Agreement, have been or will be so deposited.

     5. Capitalized terms used herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement, dated as of July 1, 2006, among Asset Backed Funding Corporation, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association.

                                        By: LITTON LOAN SERVICING LP


                                        ----------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT N

               FORM OF NOTICE OF PREPAYMENT PENALTY INCONSISTENCY

                                                            ______________, 20__

Credit-Based Asset Servicing and Securitization LLC
335 Madison Avenue, 19th Floor
New York, New York 10017

     Re: Pooling and Servicing Agreement (the "Agreement"), dated as of July 1,
         2006, among Asset Backed Funding Corporation, Credit-Based Asset Servicing and Securitization LLC, Litton Loan Servicing LP and U.S. Bank National Association; C-BASS Mortgage Loan Asset Backed Certificates, Series 2006-CB6

Ladies and Gentlemen:

     Pursuant to Section 3.01 of the Agreement, we have determined the following inconsistency between the amount of the prepayment charge remitted by the Servicer and the amount of the prepayment charge set forth in the Mortgage Loan Schedule with respect to Mortgage Loan No. _____________:

                                        U.S. Bank National Association
                                        as Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   EXHIBIT O-1

                                  CAP AGREEMENT












                                      O-1-1

                                                     [The BANK of NEW YORK LOGO]

                                                            Dated: July 31, 2006

                              Rate Cap Transaction

                           Re: BNY Reference No. 38188

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate cap Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York and U.S. Bank National Association, not individually, but solely as supplemental interest trust trustee on behalf of the Supplemental Interest Trust with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6 (the "Counterparty"). The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of July 31, 2006, as amended and supplemented from time to time (the "Agreement"), between The Bank of New York and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:        Rate Cap

Notional Amount:                 With respect to any Calculation Period, the
                                 lesser of:
                                 (i) the amount set forth on Schedule I attached hereto for such Calculation Period; and
                                 (ii) the greater of (a) the excess, if any, of
                                 (i) the aggregate Certificate Principal Balance of each of the Class A-I, Class A-II-1, Class
                                 A-II-2, Class A-II-3, Class A-II-4, Class M-1,
                                 Class M-2, Class M-3, Class M-4, Class M-5,
                                 Class M-6, Class M-7 and Class M-8 Certificates for such Floating Rate Payer Payment Dates
                                 (prior to taking into account any distributions on the related Distribution Date) over (ii) the Swap Notional Amount as set forth on

                                 Schedule II attached hereto for such
                                 Calculation Period, and (b)zero.

                                 The Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement shall provide at least five (5) business days notice prior to each Floating Rate Payer Payment Date for each Calculation Period to The Bank of New York if the aggregated outstanding principal balance of the Class A-I, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates minus the Swap Notional Amount set forth below on Schedule II is less than the Schedule I attached hereto.

   Trade Date:                   July 25, 2006

   Effective Date:               August 25, 2006

   Termination Date:             June 25, 2010, subject to adjustment in
                                 accordance with the Following Business Day
                                 Convention

FIXED AMOUNTS

   Fixed Amount Payer:           Counterparty

   Fixed Amount:                 USD [________]

   Fixed Amount Payer
      Payment Date:              July 31, 2006

FLOATING AMOUNTS:

   Floating Rate Payer:          BNY

   Cap Rate:                     6.80%

   Floating Rate Payer
      Period End Dates:          The 25th calendar day of each month during the
                                 Term of this Transaction, commencing September
                                 25, 2006, and
                                 ending on the Termination Date, subject to adjustment in accordance with the Following
                                 Business Day Convention.

   Floating Rate Payer
      Payment Dates:             Early Payment shall be applicable. The Floating
                                 Rate Payer Payment Date shall be two (2)
                                 Business Days preceding each Floating Rate
                                 Payer Period End Date.

   Floating Rate Option:         USD-LIBOR-BBA

   Designated Maturity:          One month

   Floating Rate Day
      Count Fraction:            Actual/360

   Reset Dates:                  The first day of each Calculation Period

   Compounding:                  Inapplicable

ADDITIONAL TERMS:

   Business Days:                New York and London

   Calculation Agent:            BNY

LIMITATION ON EVENTS OF DEFAULT. Notwithstanding the terms of Sections 5 and 6 of the ISDA Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BNY is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Master Agreement with respect to BNY as the Affected Party, or Section 5(b)(iii) with respect to BNY as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Master Agreement is to pay the Fixed Amount on the Fixed Amount Payer Payment Date.

   Account Details and
   Settlement Information:       PAYMENTS TO BNY:

                                 The Bank of New York
                                 Derivative Products Support Department
                                 32 Old Slip, 16th Floor
                                 New York, New York 10286
                                 Attention: Renee Etheart
                                 ABA #021000018
                                 Account #890-0068-175
                                 Reference: Interest Rate Caps

                                 PAYMENTS TO COUNTERPARTY:

                                 U.S. Bank National Association
                                 ABA 091000022
                                 DDA 173103322058
                                 Ref # C-BASS 2006-CB6
                                 Attn: Burt Thompson

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK


By: /s/ Marko Issever
    -----------------------------
    Name: Marko Issever
    Title: Managing Director

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO C-BASS MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 2006-CB6


By: /s/ Sheryl Christopherson
    -----------------------------
    Name: Sheryl Christopherson
    Title: Vice President

                                   SCHEDULE I

    All dates subject to adjustment in accordance with the Following Business
                                 Day Convention.

Accrual Start Date   Accrual End Date   Notional Amount (in USD)
------------------   ----------------   ------------------------
    8/25/2006           9/25/2006              2,410,802
    9/25/2006           10/25/2006             6,149,261
    10/25/2006          11/25/2006             11,066,636
    11/25/2006          12/25/2006             17,159,975
    12/25/2006          1/25/2007              24,394,585
    1/25/2007           2/25/2007              32,688,885
    2/25/2007           3/25/2007              41,641,031
    3/25/2007           4/25/2007              51,054,106
    4/25/2007           5/25/2007              60,152,131
    5/25/2007           6/25/2007              67,732,028
    6/25/2007           7/25/2007              74,276,085
    7/25/2007           8/25/2007              79,063,739
    8/25/2007           9/25/2007              84,587,853
    9/25/2007           10/25/2007             88,499,483
    10/25/2007          11/25/2007             90,318,847
    11/25/2007          12/25/2007             91,123,883
    12/25/2007          1/25/2008              91,660,429
    1/25/2008           2/25/2008              91,662,310
    2/25/2008           3/25/2008              96,270,901
    3/25/2008           4/25/2008             107,635,778
    4/25/2008           5/25/2008             177,611,172
    5/25/2008           6/25/2008             167,237,082
    6/25/2008           7/25/2008             162,648,577
    7/25/2008           8/25/2008             151,924,125
    8/25/2008           9/25/2008             142,549,960
    9/25/2008           10/25/2008            133,804,232
    10/25/2008          11/25/2008            126,563,117
    11/25/2008          12/25/2008            122,860,972
    12/25/2008          1/25/2009             121,233,714
    1/25/2009           2/25/2009             118,213,312
    2/25/2009           3/25/2009             116,208,243
    3/25/2009           4/25/2009             117,568,293

    4/25/2009           5/25/2009             122,702,709
    5/25/2009           6/25/2009             121,279,802
    6/25/2009           7/25/2009             125,501,179
    7/25/2009           8/25/2009             120,585,993
    8/25/2009           9/25/2009             116,441,682
    9/25/2009           10/25/2009            111,167,145
    10/25/2009          11/25/2009            104,880,151
    11/25/2009          12/25/2009             99,198,295
    12/25/2009          1/25/2010              93,792,007
    1/25/2010           2/25/2010              88,920,755
    2/25/2010           3/25/2010              84,045,545
    3/25/2010           4/25/2010              79,128,182
    4/25/2010           5/25/2010              74,159,160
    5/25/2010           6/25/2010              69,136,483

                                   SCHEDULE II

Accrual Start Date   Accrual End Date   Notional Amount (in USD)
------------------   ----------------   ------------------------
    8/25/2006           9/25/2006             705,803,165
    9/25/2006           10/25/2006            690,431,991
    10/25/2006          11/25/2006            672,842,823
    11/25/2006          12/25/2006            653,066,066
    12/25/2006          1/25/2007             631,169,349
    1/25/2007           2/25/2007             607,272,453
    2/25/2007           3/25/2007             581,820,959
    3/25/2007           4/25/2007             555,082,920
    4/25/2007           5/25/2007             527,885,678
    5/25/2007           6/25/2007             501,529,875
    6/25/2007           7/25/2007             475,606,413
    7/25/2007           8/25/2007             450,915,293
    8/25/2007           9/25/2007             426,592,863
    9/25/2007           10/25/2007            403,516,831
    10/25/2007          11/25/2007            381,614,611
    11/25/2007          12/25/2007            361,006,130
    12/25/2007          1/25/2008             341,412,057
    1/25/2008           2/25/2008             323,128,391
    2/25/2008           3/25/2008             301,124,897
    3/25/2008           4/25/2008             273,145,301
    4/25/2008           5/25/2008             185,210,633
    5/25/2008           6/25/2008             173,206,978
    6/25/2008           7/25/2008             157,072,091
    7/25/2008           8/25/2008             148,217,123
    8/25/2008           9/25/2008             140,552,386
    9/25/2008           10/25/2008            133,617,414
    10/25/2008          11/25/2008            127,829,563
    11/25/2008          12/25/2008            122,309,987
    12/25/2008          1/25/2009             115,260,755
    1/25/2009           2/25/2009             110,347,289
    2/25/2009           3/25/2009             105,028,758
    3/25/2009           4/25/2009              96,739,031

    4/25/2009           5/25/2009              84,460,438
    5/25/2009           6/25/2009              78,557,600
    6/25/2009           7/25/2009              67,331,779
    7/25/2009           8/25/2009              64,915,203
    8/25/2009           9/25/2009              62,585,659
    9/25/2009           10/25/2009             60,339,981
    10/25/2009          11/25/2009             58,175,121
    11/25/2009          12/25/2009             56,088,143
    12/25/2009          1/25/2010              54,076,221
    1/25/2010           2/25/2010              52,136,632
    2/25/2010           3/25/2010              50,266,753
    3/25/2010           4/25/2010              48,464,061
    4/25/2010           5/25/2010              46,726,121
    5/25/2010           6/25/2010              45,050,591

(MULTICURRENCY - CROSS BORDER)

                                 [ISDA(R) LOGO]
              International Swaps and Derivatives Association, Inc.

                                MASTER AGREEMENT

                            dated as of July 31, 2006

THE BANK OF NEW YORK   and   U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY,
                             BUT SOLELY IN ITS CAPACITY AS SUPPLEMENTAL INTEREST
                             TRUST TRUSTEE on behalf of the Supplemental
                             Interest Trust with respect to the C-BASS Mortgage
                             Loan Asset-Backed Certificates, Series 2006-CB6

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: -

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a) GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party, has occurred and is continuing,
     (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
     (3) each other applicable condition precedent specified in this Agreement.

  Copyright (C) 1992 by International Swaps and Derivatives Association, Inc.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) NETTING. If on any date amounts would otherwise be payable:--

     (i) in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) DEDUCTION OR WITHHOLDING FOR TAX.

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II)

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

               a Change in Tax Law.

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

     (ii) LIABILITY. If: --

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a) BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or law)).

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

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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                                        5
organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

1992                                                                     ISDA(C)
     described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or

     (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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

6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) RIGHT TO TERMINATE. If: --

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

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

     continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) EFFECT OF DESIGNATION.

     (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) CALCULATIONS.

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default: --

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

1992                                                                     ISDA(C)


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

          Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event: --

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties: --

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or,if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

     If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

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                                       11

7.   TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For tbe purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

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                                       12

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

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

to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

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

reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

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

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

1992                                                                     ISDA(C)
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

been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meanings specified in the Schedule.

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

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of

(a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

1992                                                                     ISDA(C)
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

     THE BANK OF NEW YORK               U.S. BANK NATIONAL ASSOCIATION, NOT
                                        INDIVIDUALLY, BUT SOLELY IN ITS CAPACITY
                                        AS SUPPLEMENTAL INTEREST TRUST TRUSTEE
                                        on behalf of the Supplemental Interest
                                        Trust with respect to the C-BASS
                                        Mortgage Loan Asset-Backed Certificates,
                                        Series 2006-CB6.

(Name of Party)                         (Name of Party)


By: /s/ Marko Issever                   By: /s/ Sheryl Christopherson
    ---------------------------------       ------------------------------------
Name: Marko Issever                     Name: Sheryl Christopherson
Title: Managing Director                Title: Vice President
Date: July 31, 2006                     Date: July 31, 2006


                                                                     ISDA(R)1992

(MULTICURRENCY -- CROSS BORDER)

                                     ISDA(R)

                  International Swap Dealers Association, Inc.
                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                            dated as of July 31, 2006

between THE BANK OF NEW YORK ("PARTY A"), a banking organization duly organized and existing under the laws of the State of New York and U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY IN ITS CAPACITY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE (the "SUPPLEMENTAL INTEREST TRUST TRUSTEE") on behalf of the Supplemental Interest Trust with respect to the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6 (the "SUPPLEMENTAL INTEREST TRUST") formed pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2006, among Asset Backed Funding Corporation, as depositor (the "DEPOSITOR"), Credit-Based Asset Servicing and Securitization LLC, as sponsor (the "SPONSOR"), Litton Loan Servicing LP, as servicer (the "SERVICER") and U.S. Bank National Association, as trustee with respect to the Trust formed thereunder ("TRUSTEE") (the "POOLING AGREEMENT") ("PARTY B"). Capitalized terms used but not otherwise defined in this Agreement shall have the meaning assigned thereto in the Pooling Agreement.

Part 1. TERMINATION PROVISIONS.

(a)  "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

          Section 5(a)(v),   none.
          Section 5(a)(vi),  none.
          Section 5(a)(vii), none.
          Section 5(b)(iv),  none.

     and in relation to Party B for the purpose of:

          Section 5(a)(v),   none.
          Section 5(a)(vi),  none.
          Section 5(a)(vii), none.
          Section 5(b)(iv),  none.

(b)  "SPECIFIED TRANSACTION" will have no meaning with respect to either party.

(c) EVENTS OF DEFAULT. The following Events of Default will not apply to the party or parties so specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

     (i) The "BREACH OF AGREEMENT" provision of Section 5(a)(ii) will not apply to Party B.

     (ii) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to Party A (except to the extent that Party A posts collateral or provides a guarantee or other contingent agreement pursuant to Part 5(d)) or Party B.

     (iii) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will not apply to Party B.

     (iv) The "DEFAULT UNDER SPECIFIED TRANSACTION" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

     (v) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

     (vi) The "BANKRUPTCY" provisions of Section 5(a)(vii)(2) will not apply to Party B.

     (vii) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

     (viii) The "MERGER WITHOUT ASSUMPTION" provision of Section 5(a)(viii) will not apply to Party B.

(d) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(e)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
     Agreement:

     (i)     Market Quotation will apply.

     (ii)    Second Method will apply.

(f)  "TERMINATION CURRENCY" means United States dollars.

(g) ADDITIONAL TERMINATION EVENT will apply. The following shall constitute Additional Termination Events, and the party specified shall be the sole Affected Party with respect thereto:--

     (i) TERMINATION OF TRUST FUND. The Trust or Trust Fund shall be terminated pursuant to any provision of the Pooling Agreement. The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust or Trust Fund is terminated and final payment is made in respect of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6 ("Certificates"). Party B shall be the sole Affected Party, provided, however, that, notwithstanding the provisions of
     Section 6(b)(iv), both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

     (ii) [Reserved.]

     (iii) AMENDMENT OF POOLING AGREEMENT. If the Pooling Agreement is amended in a manner which could have a material adverse affect on Party A without the prior written consent of Party A, where such consent is required under the Pooling Agreement (such consent not to be unreasonably withheld). Party B shall be the sole Affected Party.

     (iv) RATINGS AND DOWNGRADE EVENTS. If a Ratings Event or Downgrade Event (each as defined in Part 5(d) hereof) has occurred and Party A has not complied with the requirements set forth in Part 5(d). Party A shall be the sole Affected Party.

     (v) REGULATION AB. If, upon the occurrence of a Swap Disclosure Event (as defined in Part 5(o) below) Party A has not, within ten (10) calendar days after such Swap Disclosure Event complied with any of the provisions set forth in clause (iii) of Part 5(o) below. Party A shall be the sole Affected Party.

Part 2. TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B make the following representations:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to
     Section 3(f) of this Agreement;

     (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

     (iii) the satisfaction of the agreement of the other party contained in
     Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the following representations.

     (i)  The following representation will apply to Party A:

          Party A is a trust company duly organized and existing under the laws of the State of New York and its U.S. taxpayer identification number is 135160382.

     (ii) The following representation will apply to the Party B:

          The beneficial owner for United States federal income tax purposes of payments made to it under this Agreement is either:

          (A) a "U.S. person" (as that term is used in section
          1.1441-4(a)(3)(ii) of United States Treasury Regulations (the "Regulations")) for United States federal income tax purposes, or

          (B) a "non-U.S. branch of a foreign person" as that term is used in section 1.1441-4(a)(3)(ii) of the Regulations for United States federal income tax purposes, and a "foreign person" as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes.

Part 3. AGREEMENT TO DELIVER DOCUMENTS.

(a) Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO
DELIVER DOCUMENT      FORM/DOCUMENT/ CERTIFICATE                    DATE BY WHICH TO BE DELIVERED

Party A and Party B   An Internal Revenue Service Form W-9 or       (A) Upon first scheduled Payment Date; (B)
                      W-8BEN as applicable or any successor         promptly upon reasonable demand by the other
                      form, accurately completed and in a manner    Party; and (C) promptly upon learning that any
                      reasonably satisfactory to the other Party.   Form W-9 or W-8BEN previously provided to the
                                                                    other Party has become obsolete or incorrect.

(b) Other documents to be delivered are:

                                                                                                            COVERED BY
PARTY REQUIRED TO                                                                  DATE BY WHICH TO BE      SECTION 3(D)
DELIVER DOCUMENT    FORM/DOCUMENT/ CERTIFICATE                                     DELIVERED                REPRESENTATION
Party A             Any documents required by the receiving party to evidence      Upon the execution and   Yes
                    the authority of the delivering party or its Credit Support    delivery of this
                    Provider, if any, for it to execute and deliver this           Agreement
                    Agreement, any Confirmation, and any Credit Support
                    Documents to which it is a party, and to evidence the
                    authority of the delivering party or its Credit Support
                    Provider to perform its obligations under this Agreement,
                    such Confirmation and/or Credit Support Document, as the
                    case may be

Party A             A certificate of an authorized officer of the party, as to     Upon the execution and   Yes
                    the incumbency and authority of the respective officers of     delivery of this
                    the party signing this Agreement, any relevant Credit          Agreement
                    Support Document, or any Confirmation, as the case may be

Party B             (i) a copy of the executed Pooling Agreement, and (ii) an      Upon the execution and   Yes
                    incumbency certificate verifying the true signatures and       delivery of this
                    authority of the person or persons signing this Agreement      Agreement and such
                    and each Confirmation evidencing a Transaction on behalf of    Confirmation
                    the Party B

Party A             A copy of the most recent publicly available regulatory call   Promptly after request   Yes
                    report.                                                        by Party B

Party B             Certified copy of the Board of Directors resolution (or        Upon the execution and   Yes
                    equivalent authorizing documentation) which sets forth the     delivery of this
                    authority of each signatory to the Confirmation signing on     Agreement
                    its behalf and the authority of such party to enter into
                    Transactions contemplated and performance of its obligations hereunder.

Party A and         An opinion of counsel as to the due authorization, execution
Party B             and enforceability of this Agreement and any Confirmation.


Part 4. MISCELLANEOUS.

(a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY A:

          The Bank of New York
          Global Risk Management Services
          Global Markets Division
          32 Old Slip - 15th Floor
          New York, New York  10286
          Attention: Stephen M. Lawler, Managing Director
          Telex No.: TRT 17763   Answerback: BONY UT
          Telephone No.: (212) 804-2137

     And provided, that any notice sent to Party A under Sections 5, 6, or 13(b) of the Agreement shall be given to:

          The Bank of New York
          Legal Department
          One Wall Street- 10th Floor
          New York, NY 10286
          Attention: General Counsel

     ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY B:

          U.S. Bank National Association,
          as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust
          60 Livingston Avenue
          St. Paul, MN 55107
          Attention: Corporate Trust Structured Finance, Ref. C-BASS 2006-CB6.
          Facsimile No.: (651) 495-8090   Telephone No.: (651) 495-3847

          (For all purposes)

(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent - not applicable.

     Party B appoints as its Process Agent - not applicable.

(c)  OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party and may act through its Office in New York.

     Party B is not a Multibranch Party and may act out of its Office in New
     York.

(e)  CALCULATION AGENT. The Calculation Agent is Party A.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     Party A's obligations hereunder are supported by the following Credit Support Documents: none (except with respect to credit support furnished pursuant to Part 5(d)).

     Party B's obligations hereunder are supported by the following Credit Support Documents: none.

(g)  CREDIT SUPPORT PROVIDER.

     Credit Support Provider means in relation to Party A: none (except with respect to credit support furnished pursuant to Part 5(d)).

     Credit Support Provider means in relation to Party B: none.

(h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(j) "AFFILIATE" will have the meaning specified in Section 14 of the Agreement, provided that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5. OTHER PROVISIONS.

(a) CHANGE OF ACCOUNT. Each party agrees that Section 2(b) of this Agreement shall only allow change of accounts within the country originally specified by the party.

(b) ADDITIONAL REPRESENTATIONS. Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) RELATIONSHIP BETWEEN PARTIES.

          Each party represents to the other party on each date when it enters into a Transaction that:

          (1) NONRELIANCE. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) EVALUATION AND UNDERSTANDING.

               (i) Party A is acting for its own account and Party B is acting solely as Supplemental Interest Trust Trustee and each party has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

               (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

          (3) PURPOSE. (A) It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended;
          (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

          (4) PRINCIPAL. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(c) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of
     Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction. For the avoidance of doubt, if more than one Transaction is entered into under this Agreement, nothing herein is intended to prevent the determination of a Settlement Amount with respect to all such Transactions pursuant to Section 6 of this Agreement.

(d)  PROVISIONS RELATING TO RATINGS.

     (i) RATINGS EVENT. If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall, within thirty (30) days of such Ratings Event, at its own expense, and subject to the Rating Agency Condition, (i) assign all Transactions to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor Party A's obligations under this Agreement, (iii) post collateral which will be sufficient to restore the immediately prior ratings of the Certificates, or (iv) establish any other arrangement satisfactory to Fitch, Inc. ("FITCH"), Moody's Investor Service, Inc. ("MOODY'S"), Standard and Poors Rating Service, a division of The McGraw Hill Companies, Inc. ("S&P") and Dominion Bond Rating Service, Inc. ("DBRS") (the "RATING AGENCIES") which will be sufficient to restore the immediately prior ratings of the Certificates and any notes backed by the Certificates ("NOTES"). For avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that Party A does not post sufficient collateral. For purposes of this Transaction, a "RATINGS EVENT" shall occur with respect to Party A (or any applicable credit support provider) if (i) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "F-1" by Fitch, or (ii) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to or below "P-1" (and is on watch for downgrade) by Moody's (or, if it has no short-term unsecured and unsubordinated debt rating, its long-term rating is reduced to "Aa3" (and is on watch for downgrade) or below), or (iii) its short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider), such ratings being referred to herein as the "APPROVED RATINGS THRESHOLDS," (unless, within 30 days thereafter, each of the Rating Agencies has reconfirmed the ratings of the Certificates or any Notes, as applicable, which was in effect immediately prior thereto).

     (ii) DOWNGRADE EVENT. If a Downgrade Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall within ten (10) Business Days of such Ratings Event, at its own expense and subject to the Rating Agency Condition, (i) assign all Transactions to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Agreement or (ii) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor Party A's obligations under this Agreement. For purposes of this Transaction, a "Downgrade Event" shall occur with respect to Party A (or any applicable credit support provider) if its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider).

     (iii) RATING AGENCY CONDITION. As used in this Agreement, "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act must consult with each of the Rating Agencies then providing a rating of the Certificates and receive from each of the Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates or any Notes.

(e) PAYMENTS TO SUPPLEMENTAL INTEREST TRUST TRUSTEE. Party A will, unless otherwise directed by the Supplemental Interest Trust, make all payments hereunder to the Supplemental Interest Trust Trustee. Payment made to the Supplemental Interest Trust Trustee at the account specified herein or to another account specified in writing by the Supplemental Interest Trust Trustee shall satisfy the payment obligations of Party A hereunder to the extent of such payment.

(f) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

     The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(g) CONSENT TO RECORDING. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(h) WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(i) NON-RECOURSE. Notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Swap Account and the proceeds thereof to satisfy Party B's obligations hereunder. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the assets contained in the Swap Account and the distribution of the proceeds thereof in accordance with the Pooling Agreement, any claims against or obligations of Party B under the Agreement or any Confirmation, still outstanding shall be extinguished and thereafter not revive.

(j) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of any Transaction (other than the pledge of a Transaction to the Supplemental Interest Trust Trustee pursuant to the Pooling Agreement) shall be permitted by either party unless each of Fitch, Moody's, S&P and DBRS, has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Certificates.

(k) PROCEEDINGS. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust, or the trust created pursuant to the Pooling and Servicing Agreement any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(l) REMEDY OF FAILURE TO PAY OR DELIVER. The Agreement is hereby amended as follows:

     The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i).

(m) SUPPLEMENTAL INTEREST TRUST TRUSTEE CAPACITY. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association, not in its individual or personal capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as personal representations, undertakings and agreements of U.S. Bank National Association but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank National Association, individually or personally, to perform any covenant, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances will U.S. Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the Pooling and Servicing Agreement.

(n) SUPPLEMENTAL INTEREST TRUST TRUSTEE REPRESENTATION. U.S. Bank National Association, as Supplemental Interest Trust Trustee represents and warrants that:

     It has been directed under the Pooling Agreement to enter into this Agreement as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

(o)  COMPLIANCE WITH REGULATION AB.

     (i) Party A agrees and acknowledges that the Depositor is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

     (ii) It shall be a swap disclosure event ("SWAP DISCLOSURE EVENT") if, on any Business Day after the date hereof, the Depositor requests from Party A the applicable financial information described in Item 1115(b) of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the "COMPANY FINANCIAL INFORMATION").

     (iii) Upon the occurrence of a Swap Disclosure Event, Party A, at its own expense, shall (1)(a) either (i) provide to the Depositor the current Company Financial Information in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to the Depositor to incorporation by reference of such current Company Financial Information that are filed with the Securities and Exchange Commission in the Exchange Act Reports of the Depositor, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference in the Exchange Act Reports of the Depositor of such accounting firm's report relating to their audits of such current Company Financial Information, and (c) provide to the Depositor any updated Company Financial Information with respect to Party A or any entity that consolidates Party A within five days of the release of any such updated Company Financial Information; (2) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB, (3) obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to comply with the financial information disclosure requirements of Item 1115(b) of Regulation AB, and cause such affiliate to provide Company Financial Information and any future Company Financial Information, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Swap Provider, or (4) post collateral that will be sufficient to reduce the "significance percentage" as defined under Item 1115 of Regulation AB such that no information that would otherwise have constituted Company Financial Information will be required to be filed with, or incorporated by reference into, the Exchange Act reports of the Depositor pursuant to Item 1115 of Regulation AB.

     iv) Party A's obligation to comply with this Part 5(o) shall be suspended on January 1, 2007 unless, at any time, Party A receives notification from the Trustee that the Trust Fund's obligation to file periodic reports under the Exchange Act shall continue; provided, however, that such obligations shall not be suspended in respect of any Exchange Act Report or amendment to an Exchange Act Report in such fiscal year which relates to any fiscal year in which the Trust Fund was subject to the reporting requirements of the Exchange Act. This obligation shall continue to be suspended unless the Trustee or the Depositor notifies Party A that the Trust Fund's obligations to file reports under the Exchange Act has resumed.

     (v) If the Depositor reasonably requests, Party A shall provide such other information as may be necessary for the Depositor to comply with Item 1115 of Regulation AB.

     (vi) The Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor's rights explicitly specified herein.

(p) GROSS UP. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of this Agreement shall not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this Agreement:

                                        THE BANK OF NEW YORK


                                        By: /s/ Marko Issever
                                            ------------------------------------
                                        Name: Marko Issever
                                        Title: Managing Director
                                        Date: July 31, 2006


                                        U.S. BANK NATIONAL ASSOCIATION, NOT
                                        INDIVIDUALLY, BUT SOLELY IN ITS CAPACITY
                                        AS SUPPLEMENTAL INTEREST TRUST TRUSTEE
                                        on behalf of the Supplemental Interest
                                        Trust with respect to the C-BASS
                                        Mortgage Loan Asset-Backed Certificates,
                                        Series 2006-CB6


                                        By: /s/ Sheryl Christopherson
                                            ------------------------------------
                                        Name: Sheryl Christopherson
                                        Title: Vice President
                                        Date: July 31, 2006

                                   EXHIBIT O-2

                                 SWAP AGREEMENT













                                      O-2-1

                                                     [The BANK of NEW YORK LOGO]

                                                            Dated: July 31, 2006

                              Rate Swap Transaction

                           Re: BNY Reference No. 38187

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate swap Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York and U.S. Bank National Association, not individually, but solely as supplemental interest trust trustee on behalf of the Supplemental Interest Trust with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6 (the "Counterparty"). The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of July 31, 2006, as amended and supplemented from time to time (the "Agreement"), between The Bank of New York and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

   Type of Transaction:          Rate Swap

   Notional Amount:              With respect to any Calculation Period the
                                 amount set forth for such period on Schedule I attached hereto

   Trade Date:                   July 25, 2006

   Effective Date:               July 31, 2006

   Termination Date:             June 25, 2010, subject to adjustment in
                                 accordance with the Following Business Day
                                 Convention

FIXED AMOUNTS:

   Fixed Rate Payer:             Counterparty

   Fixed Rate:                   5.61%

   Fixed Rate Payer
   Period End Dates:             The 25th calendar day of each month during the
                                 Term of this Transaction, commencing August 25,
                                 2006, and ending on June 25, 2010, with No
                                 Adjustments.

   Fixed Rate Payer
   Payment Dates:                The 25th calendar day of each month during the
                                 Term of this Transaction, commencing August 25,
                                 2006, and ending on June 25, 2010, subject to adjustment in accordance with the Following
                                 Business Day Convention.

   Fixed Rate Day
   Count Fraction:               30/360

FLOATING AMOUNTS:

   Floating Rate Payer:          BNY

   Floating Rate Payer
   Period End Dates:             The 25th calendar day of each month during the
                                 Term of this Transaction, commencing August 25,
                                 2006, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

   Floating Rate Payer
   Payment Dates:                The 25th calendar day of each month during the
                                 Term of this Transaction, commencing August 25,
                                 2006, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

   Floating Rate Option:         USD-LIBOR-BBA

   Designated Maturity:          One month

   Floating Rate Day
   Count Fraction:               Actual/360

   Reset Dates:                  The first day of each Calculation Period

   Compounding:                  Inapplicable

ADDITIONAL TERMS:

   Additional Payment:           BNY shall pay USD [________] to Counterparty on
                                 July 31, 2006

   Business Days:                New York and London

   Calculation Agent:            BNY

Account Details and
Settlement Information:          PAYMENTS TO BNY:
                                 The Bank of New York
                                 Derivative Products Support Department
                                 32 Old Slip, 16th Floor
                                 New York, New York 10286
                                 Attention: Renee Etheart
                                 ABA #021000018
                                 Account #890-0068-175
                                 Reference: Interest Rate Swaps

                                 PAYMENTS TO COUNTERPARTY:

                                 U.S. Bank National Association
                                 ABA 091000022
                                 DDA 173103322058
                                 Ref # C-BASS 2006-CB6
                                 Attn: Burt Thompson

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK


By: /s/ Marko Issever
    ---------------------------------
    Name: Marko Issever
    Title: Managing Director

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO C-BASS MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 2006-CB6


By: /s/ Sheryl Christopherson
    ---------------------------------
    Name: Sheryl Christopherson
    Title: Vice President

                                   SCHEDULE I

   (With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End
      Date, all such dates are subject to adjustment in accordance with the
                       Following Business Day Convention)

Accrual Start Date   Accrual End Date   Notional Amount (in USD)
------------------   ----------------   ------------------------
    7/31/2006           8/25/2006              718,786,000
    8/25/2006           9/25/2006              705,803,165
    9/25/2006           10/25/2006             690,431,991
    10/25/2006          11/25/2006             672,842,823
    11/25/2006          12/25/2006             653,066,066
    12/25/2006          1/25/2007              631,169,349
    1/25/2007           2/25/2007              607,272,453
    2/25/2007           3/25/2007              581,820,959
    3/25/2007           4/25/2007              555,082,920
    4/25/2007           5/25/2007              527,885,678
    5/25/2007           6/25/2007              501,529,875
    6/25/2007           7/25/2007              475,606,413
    7/25/2007           8/25/2007              450,915,293
    8/25/2007           9/25/2007              426,592,863
    9/25/2007           10/25/2007             403,516,831
    10/25/2007          11/25/2007             381,614,611
    11/25/2007          12/25/2007             361,006,130
    12/25/2007          1/25/2008              341,412,057
    1/25/2008           2/25/2008              323,128,391
    2/25/2008           3/25/2008              301,124,897
    3/25/2008           4/25/2008              273,145,301
    4/25/2008           5/25/2008              185,210,633
    5/25/2008           6/25/2008              173,206,978
    6/25/2008           7/25/2008              157,072,091
    7/25/2008           8/25/2008              148,217,123
    8/25/2008           9/25/2008              140,552,386
    9/25/2008           10/25/2008             133,617,414
    10/25/2008          11/25/2008             127,829,563
    11/25/2008          12/25/2008             122,309,987

    12/25/2008          1/25/2009              115,260,755
    1/25/2009           2/25/2009              110,347,289
    2/25/2009           3/25/2009              105,028,758
    3/25/2009           4/25/2009               96,739,031
    4/25/2009           5/25/2009               84,460,438
    5/25/2009           6/25/2009               78,557,600
    6/25/2009           7/25/2009               67,331,779
    7/25/2009           8/25/2009               64,915,203
    8/25/2009           9/25/2009               62,585,659
    9/25/2009           10/25/2009              60,339,981
    10/25/2009          11/25/2009              58,175,121
    11/25/2009          12/25/2009              56,088,143
    12/25/2009          1/25/2010               54,076,221
    1/25/2010           2/25/2010               52,136,632
    2/25/2010           3/25/2010               50,266,753
    3/25/2010           4/25/2010               48,464,061
    4/25/2010           5/25/2010               46,726,121
    5/25/2010           6/25/2010               45,050,591

                                   EXHIBIT P-1

                         FORM OF SARBANES CERTIFICATION

     Re: C-BASS 2006-CB6 Trust (the "Trust"), C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, issued pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), among Asset Backed Funding Corporation, as depositor (the "Depositor"), Litton Loan Servicing LP, as servicer (the "Servicer"), Credit-Based Asset Servicing and Securitization LLC, as seller (the "Seller"), and U.S. Bank National Association, as trustee (the "Trustee")

     I, [identify the certifying individual], certify that:

     (1) I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Trust (the "Exchange Act periodic reports");

     (2) Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     (3) Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

     (4) I am responsible for reviewing the activities performed by the servicer(s) and based on my knowledge and the compliance review(s) conducted in preparing the servicer compliance statement(s) required in this report under
Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the Pooling and Servicing Agreement [and servicing agreement(s)] in all material respects; and

     (5) All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.


                                      P-1-1

     [In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties [name of servicer, sub-servicer, co-servicer, depositor, trustee or the custodian].]

Date:
      -------------------------------


                                        ----------------------------------------
                                        [Signature]
                                        [Title]


                                      P-1-2

                                   EXHIBIT P-2

                  FORM OF CERTIFICATE TO BE PROVIDED BY TRUSTEE

     Re: C-BASS 2006-CB6 Trust (the "Trust"), C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, issued pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), among Asset Backed Funding Corporation, as depositor (the "Depositor"), Litton Loan Servicing LP, as servicer (the "Servicer"), Credit-Based Asset Servicing and Securitization LLC, as seller (the "Seller"), and U.S. Bank National Association, as trustee (the "Trustee")

     The Trustee hereby certifies to the Servicer, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     (1) I have reviewed the annual report on Form 10-K for the fiscal year [_] (the "Annual Report"), and all reports on Monthly Statements filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

     (2) Subject to Paragraph 4, based on my knowledge, the Distribution Information in the Monthly Statements prepared by the Trustee, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

     (3) Based on my knowledge, the Distribution Information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in the Reports;

     (4) In compiling the Distribution Information and making the foregoing certifications, the Trustee has relied upon information furnished to it by the Servicer under the Pooling and Servicing Agreement. The Trustee shall have no responsibility or liability for any inaccuracy in such Reports resulting from information so provided by the Servicer.

     Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

Date:


-------------------------------------
Name:
Title:


                                      P-2-1

                                    EXHIBIT Q

                SCHEDULE OF MORTGAGE LOANS WITHOUT TITLE POLICIES

      Loan Number
      -----------
1.    15647670
2.    15457682

                                    EXHIBIT R

                            FORM OF POWER OF ATTORNEY

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO
LITTON LOAN SERVICING LP
4828 Loop Central Drive
Houston, Texas 77081

Attn: _________________________________

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that U.S. Bank National Association, having its principal place of business at 60 Livingston Avenue, St. Paul, Minnesota 55107, as Trustee (the "Trustee") pursuant to that Pooling and Servicing Agreement among Asset Backed Funding Corporation (the "Depositor"), Litton Loan Servicing LP (the "Servicer"), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), and the Trustee, dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), hereby constitutes and appoints the Servicer, by and through the Servicer's officers, the Trustee's true and lawful Attorney-in-Fact, in the Trustee's name, place and stead and for the Trustee's benefit, in connection with all mortgage loans serviced by the Servicer pursuant to the Pooling and Servicing Agreement for the purpose of performing all acts and executing all documents in the name of the Trustee as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the "Mortgages" and the "Deeds of Trust," respectively) and promissory notes secured thereby (the "Mortgage Notes") for which the undersigned is acting as Trustee for various certificateholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which the Servicer is acting as servicer, all subject to the terms of the Pooling and Servicing Agreement.

     This appointment shall apply to the following enumerated transactions only:

     1. The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recordings is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

     2. The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company of a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution or requests to trustees to accomplish same.

     3. The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

     4. The completion of loan assumption agreements.

     5. The full satisfaction/release of a Mortgage or Deed of Trust or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

     6. The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

     7. The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

     8. With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

          a. the substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

          b. the preparation and issuance of statements of breach or non-performance;

          c. the preparation and filing of notices of default and/or notices of sale;

          d. the cancellation/rescission of notices of default and/or notices of sale;

          e. the taking of a deed in lieu of foreclosure; and

          f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions in paragraphs 8.a. through 8.e., above.

     The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

     Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

     IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee pursuant to that Pooling and Servicing Agreement among the Depositor, the Servicer, the Seller and the Trustee, dated as of July 1, 2006 (C-BASS Mortgage Loan Asset Backed Certificates, Series 2006-CB6), has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by its duly elected and authorized ___________ this ___ day of __________, 2006.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

     Personally appeared before me the above-named __________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Trustee for C-BASS Mortgage Loan Asset Backed Certificates, Series 2006-CB6, and acknowledged that s/he executed the same as her/his free act and deed and the free act and deed of the Trustee.

     Subscribed and sworn before me this _____ day of _______________________,
____


                                        ----------------------------------------
                                                      NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        ______________, ____

                                    EXHIBIT S

                               SERVICING CRITERIA

                          [side letter to be attached]

                            LITTON LOAN SERVICING LP
                             4828 Loop Central Drive
                              Houston, Texas 77081

                                           July 31, 2006

U.S. Bank National Association
60 Livingston Avenue, EP-MN-WS3D
St. Paul, Minnesota 55107-2292
Attention: Sheryl Christopherson

The Bank of New York
101 Barclay Street
New York, New York 10286
Attention: Glenn Mitchell

               Re:  C-BASS 2006-CB6: Regulation AB, Item 1122(d)

Ladies and Gentlemen:

     In connection with the above-referenced transaction, Litton Loan Servicing LP (the "Servicer"), U.S. Bank National Association (the "Trustee") and The Bank of New York (the "Custodian") hereby acknowledge and agree that the purpose of this letter agreement (this "Letter Agreement") is to facilitate compliance by the Servicer, the Trustee and the Custodian with identifying each party's responsibility with respect to the servicing criteria identified in Item 1122(d) of Regulation AB. Asset Backed Funding Corporation (the "Depositor") shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder.

     The Servicer, the Trustee and the Custodian each agree that as of the Closing Date, each party will comply with the servicing criteria indicated on Exhibit A hereto applicable to it in order to comply with the requirements of
Item 1122(d) of Regulation AB.

     The Servicer, the Trustee and the Custodian each hereby acknowledge that interpretations of the requirements of Item 1122(d) of Regulation AB may change over time and agree in good faith, to the extent practicable from a timing and information systems perspective and to the extent that the Depositor will pay any increased costs of the Trustee caused by such request to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In the event that the parties are not able to agree upon the servicing criteria applicable to it, the parties hereby agree to negotiate in good faith to come to a determination of the servicing criteria applicable to them under Item 1122(d) of Regulation AB using industry practice, industry groups' recommended practices and SEC interpretative guidance as determining factors. If the parties cannot come to a resolution after such negotiations, the parties hereby agree to submit to binding arbitration by an arbitrator agreed to by the parties or if an arbitrator can not be agreed upon then an arbitrator selected by the Depositor.

     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of July 1, 2006 among Credit-Based Asset Servicing and Securitization LLC, the Servicer, the Trustee and the Depositor.

     This Letter Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York except to the extent preempted by federal law.

     For the purpose of facilitating the execution of this Letter Agreement, and for other purposes, this Letter Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                         [NO FURTHER TEXT ON THIS PAGE]

                                     LITTON LOAN SERVICING LP


                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

ACKNOWLEDGED AND AGREED:

U.S. BANK NATIONAL ASSOCIATION


By:
    ---------------------------------
Name:
Title:


THE BANK OF NEW YORK


By:
    ---------------------------------
Name:
Title:


ASSET BACKED FUNDING CORPORATION


By:
    ---------------------------------
Name:
Title:

                                    EXHIBIT A

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE

DEFINITIONS                                                       KEY:
PRIMARY SERVICER - transaction party having borrower contact      X - obligation

CUSTODIAN - safe keeper of pool assets
TRUSTEE - fiduciary of the transaction

WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN THEIR MANAGEMENT ASSERTION THAT THEY ARE ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN THEY ARE RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS.

                                                            LITTON LOAN     THE BANK OF
REG           AB                                            SERVICING LP      NEW YORK       U.S. BANK
REFERENCE                    SERVICING CRITERIA              (SERVICER)      (CUSTODIAN)      (TRUSTEE)
----------------   -------------------------------------   -------------   -------------   -------------
                   GENERAL SERVICING CONSIDERATIONS
1122(d)(1)(i)      Policies and procedures are                   X                               X
                   instituted to monitor any performance
                   or other triggers and events of
                   default in accordance with the
                   transaction agreements.

1122(d)(1)(ii)     If any material servicing activities    If applicable   If applicable   If applicable
                   are outsourced to third parties,            for a           for a           for a
                   policies and procedures are              transaction     transaction     transaction
                   instituted to monitor the third          participant     participant     participant
                   party's performance and compliance
                   with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction
                   agreements to maintain a back-up
                   servicer for the Pool Assets are
                   maintained.

1122(d)(1)(iv)     A fidelity bond and errors and                X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting
                   period in the amount of coverage
                   required by and otherwise in
                   accordance with the terms of the
                   transaction agreements.

                   CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on pool assets are deposited         X                               X*
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business
                   days following receipt, or such other
                   number of days specified in the
                   transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer          X                               X
                   on behalf of an obligor or to an
                   investor are made only by authorized
                   personnel.

1122(d)(2)(iii)    Advances of funds or guarantees               X
                   regarding collections, cash flows or

                                                            LITTON LOAN     THE BANK OF
REG           AB                                            SERVICING LP      NEW YORK       U.S. BANK
REFERENCE                   SERVICING CRITERIA               (SERVICER)     (CUSTODIAN)      (TRUSTEE)
----------------   -------------------------------------   -------------   -------------   -------------
                   distributions, and any interest or
                   other fees charged for such advances,
                   are made, reviewed and approved as
                   specified in the transaction
                   agreements.

1122(d)(2)(iv)     The related accounts for the                  X*                              X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of over collateralization, are
                   separately maintained (e.g., with
                   respect to commingling of cash) as
                   set forth in the transaction
                   agreements.

1122(d)(2)(v)      Each custodial account is maintained          X                               X*
                   at a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes
                   of this criterion, "federally insured
                   depository institution" with respect
                   to a foreign financial institution
                   means a foreign financial institution
                   that meets the requirements of Rule
                   13k-1(b)(1) of the Securities
                   Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as   If applicable                   If applicable
                   to prevent unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a             X                               X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A)
                   mathematically accurate; (B) prepared
                   within 30 calendar days after the
                   bank statement cutoff date, or such
                   other number of days specified in the
                   transaction agreements; (C) reviewed
                   and approved by someone other than
                   the person who prepared the
                   reconciliation; and (D) contain
                   explanations for reconciling items.
                   These reconciling items are resolved
                   within 90 calendar days of their
                   original identification, or such
                   other number of days specified in the
                   transaction agreements.

                   INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those         X                               X
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements.
                   Specifically, such reports (A) are
                   prepared in accordance with
                   timeframes and other terms set forth
                   in the transaction agreements; (B)
                   provide information calculated in
                   accordance with the terms specified
                   in the transaction agreements; (C)
                   are filed with the Commission as
                   required by its rules and
                   regulations; and (D) agree with
                   investors' or the trustee's records
                   as to the total unpaid principal
                   balance and number of Pool Assets
                   serviced by the Servicer.

                                                            LITTON LOAN     THE BANK OF
REG           AB                                            SERVICING LP      NEW YORK       U.S. BANK
REFERENCE                   SERVICING CRITERIA               (SERVICER)     (CUSTODIAN)      (TRUSTEE)
----------------   -------------------------------------   -------------   -------------   -------------
1122(d)(3)(ii)     Amounts due to investors are                  X                               X
                   allocated and remitted in accordance
                   with timeframes, distribution
                   priority and other terms set forth in
                   the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are         X                               X
                   posted within two business days to
                   the Servicer's investor records, or
                   such other number of days specified
                   in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the         X                               X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
                   custodial bank statements.

                   POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on pool assets                         X               X*
                   is maintained as required by the
                   transaction agreements or related
                   pool asset documents.

1122(d)(4)(ii)     Pool assets and related documents are                         X
                   safeguarded as required by the
                   transaction agreements

1122(d)(4)(iii)    Any additions, removals or                    X                               X
                   substitutions to the asset pool are
                   made, reviewed and approved in
                   accordance with any conditions or
                   requirements in the transaction
                   agreements.

1122(d)(4)(iv)     Payments on pool assets, including            X
                   any payoffs, made in accordance with
                   the related pool asset documents are
                   posted to the Servicer's obligor
                   records maintained no more than two
                   business days after receipt, or such
                   other number of days specified in the
                   transaction agreements, and allocated
                   to principal, interest or other items
                   (e.g., escrow) in accordance with the
                   related pool asset documents.

1122(d)(4)(v)      The Servicer's records regarding the          X
                   pool assets agree with the Servicer's
                   records with respect to an obligor's
                   unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or          X
                   status of an obligor's pool assets
                   (e.g., loan modifications or
                   re-agings) are made, reviewed and
                   approved by authorized personnel in
                   accordance with the transaction
                   agreements and related pool asset
                   documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions           X
                   (e.g., forbearance plans,
                   modifications and deeds in lieu of
                   foreclosure, foreclosures and
                   repossessions, as applicable) are
                   initiated, conducted and concluded in
                   accordance with the timeframes or
                   other requirements established by the
                   transaction agreements.

1122(d)(4)(viii)   Records documenting collection                X
                   efforts

                                                            LITTON LOAN     THE BANK OF
REG           AB                                            SERVICING LP      NEW YORK       U.S. BANK
REFERENCE                   SERVICING CRITERIA               (SERVICER)     (CUSTODIAN)      (TRUSTEE)
----------------   -------------------------------------   -------------   -------------   -------------
                   are maintained during the
                   period a pool asset is delinquent in
                   accordance with the transaction
                   agreements. Such records are
                   maintained on at least a monthly
                   basis, or such other period specified
                   in the transaction agreements, and
                   describe the entity's activities in
                   monitoring delinquent pool assets
                   including, for example, phone calls,
                   letters and payment rescheduling
                   plans in cases where delinquency is
                   deemed temporary (e.g., illness or
                   unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or              X
                   rates of return for pool assets with
                   variable rates are computed based on
                   the related pool asset documents.

1122(d)(4)(x)      Regarding any funds held in trust for         X
                   an obligor (such as escrow accounts):
                   (A) such funds are analyzed, in
                   accordance with the obligor's pool
                   asset documents, on at least an
                   annual basis, or such other period
                   specified in the transaction
                   agreements; (B) interest on such
                   funds is paid, or credited, to
                   obligors in accordance with
                   applicable pool asset documents and
                   state laws; and (C) such funds are
                   returned to the obligor within 30
                   calendar days of full repayment of
                   the related pool assets, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor         X
                   (such as tax or insurance payments)
                   are made on or before the related
                   penalty or expiration dates, as
                   indicated on the appropriate bills or
                   notices for such payments, provided
                   that such support has been received
                   by the servicer at least 30 calendar
                   days prior to these dates, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in                 X
                   connection with any payment to be
                   made on behalf of an obligor are paid
                   from the Servicer's funds and not
                   charged to the obligor, unless the
                   late payment was due to the obligor's
                   error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an            X
                   obligor are posted within two
                   business days to the obligor's
                   records maintained by the servicer,
                   or such other number of days
                   specified in the transaction
                   agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and                X
                   uncollectible accounts are recognized
                   and recorded in accordance with the
                   transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other                                             X
                   support, identified in Item
                   1114(a)(1)

                                                            LITTON LOAN     THE BANK OF
REG           AB                                            SERVICING LP      NEW YORK       U.S. BANK
REFERENCE                   SERVICING CRITERIA               (SERVICER)     (CUSTODIAN)      (TRUSTEE)
----------------   -------------------------------------   -------------   -------------   -------------
                   through (3) or Item 1115
                   of Regulation AB, is maintained as
                   set forth in the transaction
                   agreements.

* For (d)(2)(iv) Servicer needs to provide only if it is deemed that the collection account is subject to this criteria

* For (d)(2)(i) and (v) Trustee needs to provide only if it is deemed that any account maintained by the Trustee is a custodial account for purposes of the these servicing criteria

* For (d) (4)(i) Trustee needs to provide only if it is deemed that the final certification required to be delivered by the Trustee pursuant to Section 2.02, Acceptance by the Trustee of the Mortgage Loans, of the Pooling Agreement is not covered in the (d)(4)(iii) servicing criteria

                                   EXHIBIT T-1

                               FORM 8-K DISCLOSURE

                      Item on Form 8-K                                          Party Responsible
                      ----------------                                          -----------------
Item 1.01- Entry into a Material Definitive Agreement         All parties as to themselves

Item 1.02- Termination of a Material Definitive Agreement     All parties as to themselves

Item 1.03- Bankruptcy or Receivership                         All parties as to themselves

Item 2.04- Triggering Events that Accelerate or Increase a    N/A
Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement

Item 3.03- Material Modification to Rights of Security        Covered in Item 1.01
Holders

Item 5.03- Amendments of Articles of Incorporation or         Depositor
Bylaws; Change of Fiscal Year

Item 6.01 - ABS Informational and Computational Material      N/A

Item 6.02- Change of Servicer or Trustee                      Servicer (as to Servicer or each Subservicer it
                                                              engages), Trustee (as to Trustee or any Subcontractor
                                                              it engages)

Item 6.03- Change in Credit Enhancement or External Support   Depositor

Item 6.04- Failure to Make a Required Distribution            Trustee

Item 6.05- Securities Act Updating Disclosure                 Depositor

Item 7.01- Reg FD Disclosure                                  Depositor

Item 8.01 - Other Events                                      All parties as to themselves

Item 9.01 - Financial Statements and Exhibits                 All parties as it relates to their own agreements


                                      T-1-1

                                   EXHIBIT T-2

                              FORM 10-D DISCLOSURE

                     Item on Form 10-D                                          Party Responsible
                     -----------------                                          -----------------
Item 1: Distribution and Pool                                 Trustee
Performance Information                                       Servicer
Material breaches of Mortgage Loan                            Servicer, Trustee and Depositor (each as
Representations                                               to itself and with respect to other parties,
Material breaches of                                          as to which it obtains actual notice.)
covenants under this Agreement

Item 2: Legal Proceedings per Item 1117 of Reg AB             All parties to the Pooling and Servicing Agreement
                                                              (as to themselves), the depositor as to the issuing
                                                              entity and any 1100(d)(1) party

Item 3: Sale of Securities and Use of Proceeds                Depositor

Item 4: Defaults Upon Senior Securities                       Trustee

Item 5: Submission of Matters to a Vote of Security           Trustee
Holders

Item 6: Significant Obligors of Pool Assets 1112(b)           N/A

Item 7: Significant Enhancement Provider Information

   Item  1114(b)(2)-Credit Enhancement Provider               N/A
Financial Information

   Item 1115(b)-Derivative Counterparty Financial             Depositor
Information

Item 8: Other Information                                     Depositor, Sponsor, Trustee and any other party
                                                              responsible for disclosure items on Form 8-K

Item 9: Exhibits                                              Depositor, Sponsor, Trustee (as to monthly payment/
                                                              distribution reports only)


                                      T-2-1

                                   EXHIBIT T-3

                              FORM 10-K DISCLOSURE

                     Item on Form 10-K                                          Party Responsible
                     -----------------                                          -----------------
Item 9B: Other Information                                    Depositor, Trustee and any other party responsible
                                                              for disclosure items on Form 8-K

Item 15: Exhibits, Financial Statement Schedules              Trustee/Servicer/ Depositor

Additional Item: Disclosure per Item 1112(b) of Reg AB        N/A

Additional Item: Disclosure per Item 1114(b)(2) of Reg AB     N/A

Additional Item: Disclosure per Item 1115(b) of Reg AB        Depositor

Additional Item: Disclosure per Item 1117 of Reg AB           All parties to the Pooling and Servicing Agreement
                                                              (as to themselves), the Depositor as to the issuing
                                                              entity and any 1100(d)(1) party

Additional Item: Disclosure per Item 1119 of Reg AB           All parties to the Pooling and Servicing Agreement

Additional Item: Disclosure per Item 1122 of Reg AB           Servicer and Subservicer, Trustee and Subcontractor
                                                              and Custodian

Additional Item: Disclosure per Items 1123 of Reg AB          Servicer and Subservicer, Trustee and Subcontractor
                                                              and Custodian


                                      T-3-1